UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-5141

Pacific Select Fund

(Exact name of registrant as specified in charter)

700 Newport Center Drive, P.O. Box 7500, Newport Beach, CA 92660

(Address of principal executive offices)

Mark Karpe, Esq.

Pacific Life Insurance Company

700 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Anthony H. Zacharski, Esq.

Dechert LLP

1095 Avenue of the Americas

New York, NY 10036

Registrant’s telephone number, including area code: (949) 219-3224

Date of fiscal year end: December 31

Date of reporting period: January 1, 2023–December 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

TABLE OF CONTENTS

PACIFIC SELECT FUND

Beginning in July 2024, individual tailored annual and semi-annual shareholder reports will be directly delivered (by U.S. mail or electronic delivery) to shareholders on a per Fund per share class basis as well as made available on the Trust’s website. A disclosure document containing the financial statements, related notes and holdings of each Fund will be available on the Trust’s website and can be delivered upon request.

We encourage you to sign up for electronic delivery of tailored shareholder reports to help reduce expenses and the volume of paper U.S. mail you receive. See Where to Go for More Information on how to contact us learn more about electronic delivery. You may opt out of electronic delivery at any time.

PACIFIC SELECT FUND

Dear Shareholders:

We are pleased to share with you the Pacific Select Fund (Trust) Annual Report for the fiscal year ended December 31, 2023, including performance data, management’s discussion of fund performance, and a complete list of investments as of the close of this reporting period. The Trust is the underlying investment vehicle for variable life insurance policies and variable annuity contracts (variable products) issued or administered by Pacific Life Insurance Company (Pacific Life) and Pacific Life & Annuity Company (PL&A). Pacific Life Fund Advisors LLC (PLFA) is the Adviser to the Trust and supervises the management of all of the Trust’s funds (each individually a Fund and collectively, the Funds). As Adviser to the Trust, PLFA manages the Portfolio Optimization Conservative, Portfolio Optimization Moderate-Conservative, Portfolio Optimization Moderate, Portfolio Optimization Growth, and Portfolio Optimization Aggressive-Growth Portfolios (together, the Portfolio Optimization Portfolios), each of which is an asset allocation fund-of-funds which invests in certain other Funds of the Trust (Portfolio Optimization Underlying Funds).

PLFA also manages the Pacific Dynamix-Conservative Growth, Pacific Dynamix-Moderate Growth and Pacific Dynamix-Growth Portfolios (together, the Pacific Dynamix Portfolios), each of which is an asset allocation fund-of-funds and which invests in certain other Funds of the Trust (Pacific Dynamix Underlying Funds) that are only available for investment by the three Pacific Dynamix Portfolios.

In addition, PLFA manages the PSF Avantis Balanced Allocation Portfolio, which is an asset allocation fund-of-funds that invests in a variety of eligible third party mutual funds, exchange-traded funds and/or variable insurance trusts (Balanced Allocation Underlying Funds) which are not Funds of the Trust.

PLFA also manages the ESG Diversified and ESG Diversified Growth Portfolios (together, the ESG Portfolios), each of which is an asset allocation fund-of-funds that invests in eligible mutual funds that have an environmental, social and governance (ESG) focus (ESG Underlying Funds).

For the other Funds of the Trust, the Adviser has retained other firms to serve as sub-advisers under its supervision. The sub-advisers, the Adviser and the Funds of the Trust that they manage as of December 31, 2023 are listed below:

PACIFIC SELECT FUND

Each of the sub-advisers (including any sub-subadvisers) and the Adviser has prepared a discussion regarding the performance of the Funds of the Trust that they manage, including commentary discussing positive and negative factors affecting performance for the past twelve months.

We appreciate your confidence in Pacific Select Fund and look forward to serving your financial needs in the years to come.

Sincerely,

Adrian S. Griggs President and Chief Executive Officer Pacific Select Fund

PACIFIC SELECT FUND PERFORMANCE DISCUSSION

This Annual Report is provided for the general information of investors with beneficial interests in the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus, as supplemented, which contains information about the Trust and each of its Funds, including their investment objectives, risks, charges and expenses. You should read the prospectus carefully before investing. There is no assurance that a Fund will achieve its investment objective. Each Fund is subject to market risk. The value of a Fund changes as its asset values go up or down. The value of a Fund’s shares will fluctuate, and when redeemed, may be worth more or less than their original cost. The total return for each Fund is net of fees and includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if included, would have resulted in lower returns. Past performance is not predictive of future performance. This report shows you the performance of each Fund compared to its benchmark index. Index performance is provided for illustrative and comparative purposes only and does not predict or depict the performance of the Funds. Indices are unmanaged, do not incur transaction costs, do not include fees and expenses and cannot be purchased directly by investors. Index returns include reinvested dividends.

PLFA supervises the management of all of the Funds (subject to the review of the Trust’s Board). PLFA directly manages the Portfolio Optimization Portfolios, the Pacific Dynamix Portfolios, the PSF Avantis Balanced Allocation Portfolio and the ESG Portfolios. PLFA has written the general market conditions commentary which expresses PLFA’s opinions and views on how the market generally performed for the fiscal year ended December 31, 2023 as well as separate commentary specific to those Funds that it directly manages that is based on its opinion of how these Funds performed during this reporting period.

For the other Funds, PLFA has retained other firms to serve as sub-advisers under its supervision. Each of these sub-advisers (which, for purposes of this discussion, includes any sub-subadvisers) has written a separate commentary specific to the Fund(s) that they manage that is based on their opinions of how their Fund(s) performed during the reporting period. The views expressed in those commentaries reflect those of the respective sub-advisers for the fiscal year ended December 31, 2023.

All views and opinions expressed in the management discussion of fund performance are subject to change at any time based upon market, economic or other conditions, and the Trust, its Adviser and the sub-advisers disclaim any responsibility to update such views. These views and options may not be relied upon as investment advice or recommendations, or as an offer for any particular security. Any references to “we,” “I,” or “ours” are references to the sub-adviser or Adviser, as applicable. The Adviser and sub-advisers may include statements that constitute “forward- looking statements” under the United States (U.S.) securities laws. Forward- looking statements include information concerning possible or assumed future results of the Trust’s investment operations, asset levels, earnings, expenses, industry or market conditions, regulatory developments and other aspects of the Trust’s operations or general economic conditions. In addition, when used in this report, words such as “believes,” “expects,” “anticipates,” “intends,” “plans,” “estimates,” “projects” and future or conditional verbs such as “will,” “may,” “could,” “should” and “would,” or any other statement that necessarily depends on future events, are intended to identify forward-looking statements. Forward- looking statements are not guarantees of performance or economic results. They involve risks, uncertainties and assumptions. Although such statements are based on expectations that the Adviser or a sub-adviser believes to be reasonable, actual results may differ materially from expectations. Investors must not rely on any forward-looking statements. Statements of facts and performance data are from sources considered reliable, but no representation or warranty is made as to their completeness or accuracy.

In connection with any forward-looking statements and any investment in the Trust, investors should carefully consider the investment objectives, policies and risks described in the Trust’s current prospectuses, as supplemented, and the Trust’s Statement of Additional Information, as supplemented.

Market Conditions (for the year ended December 31, 2023)

Executive Summary

Equity markets bounced higher over the reporting period with the S&P 500 Index up 26.29%. In terms of size and style, large capitalization growth stocks performed exceptionally well, driven by strong enthusiasm over Artificial Intelligence (AI) as well as falling rates in the fourth quarter of 2023. Among domestic equities, large capitalization value stocks lagged other styles. Banking institutions faced several headwinds as financial conditions deteriorated over the reporting period. Real estate also lagged behind the broader market, as office space struggled with high vacancies.

International equities fell behind domestic stocks over the reporting period. In particular, Chinese stocks continued to face challenges with a struggling housing market as well as weak consumer and business confidence. Within developed foreign markets, several key European countries battled with economic slowdowns and recessionary conditions.

Within fixed income, longer-duration bonds outperformed their shorter-duration counterparts over the reporting period. Credit spread sectors performed particularly well, as high yield bonds and bank loans delivered solid gains.

Outlook

The United States Federal Reserve (Fed) paused hiking rates in the last three Federal Open Market Committee (FOMC) meetings as we enter 2024. Unless inflation pressures resurface, the Fed is likely finished with its rate hike cycle. At the time of this commentary, the market consensus suggests that the Fed will pursue interest rate cuts sooner rather than later with the first cut coming as early as March 2024, assuming core inflation heads towards the Fed’s target of 2% over the next several months.

See explanation of benchmark definitions on A-61 – A-64

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

According to real-time data tracked by the Fed’s Inflation Nowcasting, core Personal Consumption Expenditures (PCE) may be on track to get close to the Fed’s target within the next couple of years unless inflation turns out to be even stickier than otherwise contemplated. Nonetheless, decelerating inflation is further verified by market rent prices having normalized already. Market rent price data (which tends to lead Consumer Price Index (CPI) shelter data by roughly a year) indicates housing inflation has already normalized in real-time, implying that core CPI and PCE should soon follow.

While shelter inflation is set to decelerate and normalize, wage growth remains elevated and well above normal levels – albeit having peaked about a year ago. Wage growth impacts non-shelter service inflation, which should be the last piece that is keeping inflation elevated. Latest labor market data suggests that employment remains quite strong, suggesting that the market might be too optimistic for early rate cuts.

The U.S. economy continues to remain relatively resilient despite eleven rounds of interest hikes since 2022. Unemployment remains well below 4%, as companies continue to hire workers. One of the reasons for the resiliency stems from the substantial government spending aimed to drive infrastructure, electric vehicle, and semiconductor production. Enthusiasm over AI will likely attract considerable amount of private capital into its development as well. This spending and investment could support the economy and add pressure to inflation.

Some of these potential pressures could cause the Fed to hesitate cutting rates too early. Unless these inflationary factors dissipate, the Fed may end up disappointing the market by holding rates higher for longer (as Chairman Powell had suggested before). Additionally, both consumer and corporate confidences have not deteriorated enough to warrant significant cuts just yet.

Furthermore, we cannot ignore geopolitical risks that could potentially reignite inflation. Tensions around the South China Sea have the potential to disrupt global trade, as China continues to flex its military authority in the region and seeks to reunite Taiwan with the mainland. Further decoupling between the U.S. and China would likely have inflationary effects. Additionally, the ongoing conflict in the Middle East and the Red Sea is forcing shippers to find alternative routes around that region, causing shipping costs to temporarily rise.

Inflationary risks continue to linger, and it may be too early to celebrate now. Current signs indicate that the Fed may refrain from aggressively easing monetary policy for the time being, unless FOMC members begin to worry about a hard-landing scenario. Although the Fed may be done raising rates, they may hesitate cutting rates too early and aggressively given that deep recessionary risks have been waning. Nevertheless, leading indicators such as Purchasing Managers Index, yield curve, and consumer sentiment have shown some modest weakness. Given this outlook, it may seem premature to aggressively dial up portfolio risk for now.

Core Income Portfolio (managed by Aristotle Pacific Capital, LLC)

Q. How did the Fund perform for the year ended December 31, 2023?

A. For the year ended December 31, 2023, the Core Income Portfolio’s Class I returned 7.98%, compared to a return of 5.53% for its benchmark, the Bloomberg US Aggregate Bond Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the period from inception on April 27, 2015 through December 31, 2023. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on April 27, 2015 through December 31, 2023 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	Aristotle Pacific Capital, LLC began managing the Fund on April 17, 2023. Other firms managed the Fund before that date.

Average Annual Total Returns for the periods ended December 31, 2023(1)
	1 Year	5 Years	Since Inception (4/27/15)

Fund’s Class I	7.98%	2.75%	2.10%

Fund’s Class P	8.19%	2.95%	2.31%

Bloomberg US Aggregate Bond Index	5.53%	1.10%	1.19%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the benchmark. Aristotle Pacific Capital, LLC (named Pacific Asset Management LLC prior to April 17, 2023) managed the Fund during the reporting period. The Fund seeks a high level of current income with capital appreciation as a secondary goal using an intermediate term corporate debt focused strategy by investing principally in income producing debt instruments. Using a fundamental approach, the Aristotle Pacific Capital team of portfolio managers and research analysts look at the relative value of each security and assess the macro environment and marketplace for tailwinds and catalysts in the process of individual investment selection.

See explanation of benchmark definitions on A-61 – A-64

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

During the reporting period, the Fund outperformed the benchmark primarily due to asset allocations and security selection within Investment Grade bonds. Allocations to Bank Loans, Collateralized Loan Obligations, and High Yield bonds contributed to performance, given the relative underperformance of Agency Mortgage-Backed Securities and U.S. Treasuries. The Fund’s focus on corporate bonds, particularly its overweight to BBB-rated corporate bonds, contributed to performance. An underweight to intermediate maturity bonds detracted from performance, however this was offset by an overweight to longer maturity U.S. Treasury bonds. A sector overweight to, and selection within, Consumer Cyclicals, Capital Goods, Insurance, and Technology contributed to performance. An overweight to REITs detracted from performance.

Diversified Bond Portfolio (managed by Loomis, Sayles & Company, L.P.)

Q. How did the Fund perform for the year ended December 31, 2023?

A. For the year ended December 31, 2023, the Diversified Bond Portfolio’s Class I returned 3.60%, compared to a return of 5.53% for its benchmark, the Bloomberg US Aggregate Bond Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2023. For comparison purposes, the performance of Class P shares and its benchmark for the ten-year period ended December 31, 2023 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	Loomis, Sayles & Company L.P. began managing the Fund on November 1, 2023, and some investment policies changed at that time. Other firms managed the Fund before that date.

Average Annual Total Returns for the periods ended December 31, 2023(1)
	1 Year	5 Years	10 Years

Fund’s Class I	3.60%	0.61%	2.20%

Fund’s Class P	3.81%	0.81%	2.40%

Bloomberg US Aggregate Bond Index	5.53%	1.10%	1.81%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. During the reporting period, the Fund experienced a change in sub-adviser. The following are separate discussions from each sub-adviser.

Loomis Sayles

Loomis Sayles assumed management of the Fund on November 1, 2023. During the two-month period from November 1, 2023 through December 31, 2023, the Fund outperformed the benchmark. The Fund is divided into two portions – Core Plus Relative Return and Core Plus Full Discretion – each of which is managed by a different portfolio management team at Loomis Sayles. Each team uses different investment strategies in seeking to achieve the investment goal of the Fund of maximizing total return consistent with prudent investment management: the Core Plus Relative Return strategy focuses on the credit cycle as the primary driver of interest rates and credit spreads, while the Core Plus Full Discretion strategy employs an opportunistic style based on a bottom-up value-driven investment process combined with a macroeconomic and credit cycle perspective. Each portion individually outperformed the benchmark. The following are separate discussions from each team.

Core Plus – Relative Return portion

During the applicable period, the Core Plus Relative Return managed portion of the Fund’s Class I outperformed the benchmark. Duration/yield curve positioning was the primary source of excess performance for this portion, while sector allocation also contributed. Duration positioning, which was longer than that of the benchmark, was a major factor in delivering excess returns in an environment of sharply falling yields. Interest rate futures proved to be an effective tool in managing portfolio duration.

Out of benchmark allocations to high yield corporates and non-US dollar (foreign Treasurys) contributed meaningfully to excess performance. High yield spreads compressed as the asset class rallied during the period, and local currency fixed income positions in Mexico and Uruguay delivered over 12.5% in positive total returns. Security selection was mixed but modestly additive over the period, as negative results in securitized credit, particularly within Commercial Mortgage-Backed Securities, were offset by positive security selection in investment grade credit and agency mortgage-backed securities (MBS) pass-throughs. Within credit, securities held in financials, consumer staples, and energy sectors contributed the most to corporate specific returns, while securities held in industrials, consumer discretionary, and telecommunications detracted the most. An underweight to investment grade credit and a small allocation to cash and equivalents also detracted as riskier assets performed well throughout the period.

See explanation of benchmark definitions on A-61 – A-64

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The Fund’s use of derivatives during the reporting period for this portion of the Fund included entering into futures contracts for duration management.

Core Plus – Full Discretion portion

For the applicable period, the Core Plus Full Discretion managed portion of the Fund’s Class I outperformed the benchmark. Sector allocation was the primary source of excess performance for this portion during the period. Investment grade corporate credit was positive for performance as a result of both security selection and an overweight allocation (compared to the benchmark). Here, securities held in basic industry and technology sectors contributed to returns.

An underweight allocation to US Treasurys was helpful, but performance in this sector was primarily driven by the use of longer-dated maturities and interest rate futures to help manage overall portfolio duration. A smaller position (2.2% total as of the end of the reporting period) in emerging market non-US dollar sovereigns contributed to excess performance. The exposure by this portion of the Fund to this sector was comprised of South African rand, Indonesian rupiah, Brazilian real and Mexican peso denominated sovereigns and we view these primarily as carry trades as this basket of currencies offers attractive yields. Securitized credit was a detractor, and it was this portion of the Fund’s shorter duration positioning versus the benchmark that lagged as interest rates fell over the reporting period. The bulk of the securitized exposure is within the asset backed securities space. Holding cash and equivalents also detracted as riskier assets performed well throughout the period.

The Fund’s use of derivatives during the reporting period for this portion of the Fund included entering into futures contracts for duration management.

Western Asset

Western Asset managed the Fund from January 1, 2023 through October 31, 2023. During this approximate ten-month period, the Fund’s Class I underperformed the benchmark. We at Western Asset utilized a long-term, fundamental value philosophy in conjunction with a global investment platform to build a diversified portfolio of investment grade bonds with opportunistic allocations to high yield, emerging markets and non-U.S. dollar securities to enhance returns. Value is added through sector rotation, yield curve positioning, issue selection and duration management.

The period when we managed the Fund was marked by a significant rise in US Treasury yields, spread volatility and an appreciating US dollar. These market developments in aggregate negatively affected performance, mostly due to the Fund’s long duration stance when we managed the Fund. However, the impact of spread volatility and an appreciating US dollar was mixed, as overweight exposures to corporate credit and positions within emerging market currencies still contributed to performance when we managed the Fund. The market digested shifting fundamental cross-currents including continued US economic resilience, moderating inflation and a data-dependent Federal Reserve outlook. During the first quarter of 2023, developments in the regional banking sector came to the forefront when Silicon Valley Bank and Signature Bank were shut down after the banks failed to stem deposit outflows, but contagion risks were mitigated when the Federal Deposit Insurance Corporation (FDIC) guaranteed uninsured deposits. Midway through the year, strong economic momentum, continued signs of labor market tightness and higher fed funds rate expectations from Federal Open Market Committee (FOMC) members revived a “higher-for-longer” fed funds target rate narrative. Concerns over U.S. Treasury supply also put upward pressure on long-term yields with the 30- and 10-year yields surpassing the 5% mark for the first time since the global financial crisis. However, softer inflation readings set the stage for the Federal Reserve to slow the pace of rate hikes and ultimately hold the fed funds target rate range steady at 5.25% to 5.50% during the September FOMC meetings.

During the reporting period, the Fund’s largest detractor from performance was its interest rate positioning, in particular its long duration stance relative to the benchmark. Throughout the period when we managed the Fund, the Fund’s overweight duration position was intended to serve as a hedge helping to mute downside volatility during periods of time when the market is under stress. Ultimately, the Fund’s long duration stance significantly detracted from performance as yields rose. Yield curve positioning that was concentrated at the back-end of the yield curve also detracted as the curve steepened during the latter months of the reporting period. When we managed the Fund, exposures to non-U.S. developed markets detracted from performance as most currency positions weakened versus the U.S. dollar during the reporting period. Finally, the Fund’s overweight exposure to agency mortgage-backed securities (MBS) when we managed the Fund detracted from performance as spreads widened during the latter months of the reporting period.

During the period when we managed the Fund, the Fund’s most significant contributor to performance was its overweight position to emerging markets (EM) as exposures across EM currencies, local rates and U.S. dollar-denominated EM bonds contributed, specifically with Mexican assets (peso and local bonds) contributing the most. The Fund’s overweight exposure to corporate credit, including both investment-grade and high-yield, was the second largest contributor to performance, as credit spreads tightened during the reporting period. Finally, exposures to structured products contributed to performance as spreads generally tightened. The Fund held an overweight stance relative to the benchmark as we believed that fundamentals in the structured product market were sound and valuations were attractive relative to historical levels.

The Fund’s use of derivatives during the reporting period included using a combination of U.S. Treasury, Eurodollar, Secured Overnight Financing Rate (SOFR) and non-U.S. interest rate futures, options, swaps and swaptions to manage its overall duration and yield curve exposure as well as exposures to certain international bond markets. Credit default swaps on both investment-grade and high-yield issuers and indices were used as an efficient, low cost way of adjusting exposures to these sectors. The Fund also used Mortgage TBAs (To Be Announced) to gain exposure to the Agency MBS market and other stripped MBS derivatives to gain exposure to specific characteristics of agency MBS. Finally, the Fund used foreign exchange futures, forwards, and options to hedge or take long positions on certain developed and emerging market currencies.

See explanation of benchmark definitions on A-61 – A-64

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Floating Rate Income Portfolio (managed by Aristotle Pacific Capital, LLC)

Q. How did the Fund perform for the year ended December 31, 2023?

A. For the year ended December 31, 2023, the Floating Rate Income Portfolio’s Class I returned 13.66%, compared to a return of 13.04% for its benchmark, the Credit Suisse Leveraged Loan Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the period from inception on April 30, 2013 through December 31, 2023. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on April 30, 2013 through December 31, 2023 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	Aristotle Pacific Capital, LLC began managing the Fund on April 17, 2023. Other firms managed the Fund before that date.

Average Annual Total Returns for the periods ended December 31, 2023(1)
	1 Year	5 Years	10 Years

Fund’s Class I	13.66%	5.79%	4.20%

Fund’s Class P	13.76%	5.98%	4.39%

Credit Suisse Leveraged Loan Index	13.04%	5.56%	4.44%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the benchmark. Aristotle Pacific Capital, LLC (named Pacific Asset Management LLC prior to April 17, 2023) managed the Fund during the reporting period. The Fund seeks a high level of current income. Using a fundamental approach, we, the Aristotle Pacific Capital team of portfolio managers and research analysts, look for investment opportunities in income producing floating rate loans and floating rate debt securities.

The Fund outperformed the benchmark during the reporting period primarily due to credit quality allocations, as well as credit selection. An underweight to loans BB-rated and higher contributed, given the relative outperformance of lower credit quality assets. A large underweight to Media/Telecoms contributed to performance. The Fund’s security selection within Information Technology, Gaming/Leisure and Healthcare contributed to performance during the reporting period, while security selection in Manufacturing and Financials detracted. An overweight to second-lien loans contributed to performance, however this was partially offset by security selection within second-lien loans, which detracted from performance. Out-of-benchmark exposure to high yield bonds contributed to performance. Top issuer level detractors from performance over the reporting period were Team Health (Healthcare), Eyecare Partners (Healthcare), and Pretium Packaging (Forest Prod/Containers). Top issuer level contributors to performance over the reporting period included Assured Partners (Financial), Ultimate Software Group (Information Technology), and PetVet Care Centers (Healthcare).

High Yield Bond Portfolio (managed by Aristotle Pacific Capital, LLC)

Q. How did the Fund perform for the year ended December 31, 2023?

A. For the year ended December 31, 2023, the High Yield Bond Portfolio’s Class I returned 12.22%, compared to a return of 13.44% for its benchmark, the Bloomberg US High-Yield 2% Issuer Capped Bond Index.

See explanation of benchmark definitions on A-61 – A-64

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2023. For comparison purposes, the performance of Class P shares and its benchmark for the ten-year period ended December 31, 2023 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	Aristotle Pacific Capital, LLC began managing the Fund on April 17, 2023. Other firms managed the Fund before that date.

Average Annual Total Returns for the periods ended December 31, 2023(1)
	1 Year	5 Years	10 Years

Fund’s Class I	12.22%	5.03%	3.94%

Fund’s Class P	12.45%	5.24%	4.14%

Bloomberg US High-Yield 2% Issuer Capped Bond Index	13.44%	5.35%	4.59%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. Aristotle Pacific Capital, LLC (named Pacific Asset Management LLC prior to April 17, 2023) managed the Fund during the reporting period. The Fund seeks a high level of current income by investing in non-investment grade debt instruments. Using a fundamental approach, the Aristotle Pacific Capital team of portfolio managers and research analysts look at the relative value of each security and assess the macro environment and marketplace for tailwinds and catalysts in the process of individual investment selection.

During the reporting period, the Fund underperformed the benchmark primarily due to security selection and sector allocations. Allocations to Bank Loans and Investment Grade bonds detracted from performance, while allocations to Collateralized Loan Obligations were a strong contributor to performance. During the reporting period, the Fund’s underweight to BB-rated and overweight CCC-rated issuers outperformed as lower quality outperformed higher quality bonds. The Fund’s security selection within Communications and Technology were the primary detractors for the period. The Fund’s underweights to, and security selection within, Consumer Cyclicals and Finance Companies detracted from performance. The Fund’s selection within Capital Goods, Energy and Consumer Non-Cyclical sectors contributed to performance. Top issuer level contributors to performance over the reporting period included Charter Communications (Cable & Satellite), Allied Universal (Consumer Cyclical Services), and TK Elevator (Diversified Manufacturing). Top issuer level detractors from performance over the reporting period were Lumen Technology (Wirelines), Commscope (Technology), and Pecf USS (Construction Machinery).

Inflation Managed Portfolio (managed by Pacific Investment Management Company LLC)

Q. How did the Fund perform for the year ended December 31, 2023?

A. For the year ended December 31, 2023, the Inflation Managed Portfolio’s Class I returned 3.67%, compared to a return of 3.90% for its benchmark, the Bloomberg US TIPS Index.

See explanation of benchmark definitions on A-61 – A-64

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2023. For comparison purposes, the performance of Class P shares and its benchmark for the ten-year period ended December 31, 2023 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2023
	1 Year	5 Years	10 Years

Fund’s Class I	3.67%	3.17%	2.22%

Fund’s Class P	3.88%	3.38%	2.43%

Bloomberg US TIPS Index	3.90%	3.15%	2.42%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. We at PIMCO implement the Fund’s investment goal of seeking to maximize total return consistent with prudent investment management by investing in bonds and derivative instruments, focusing on exposure to inflation-indexed debt securities.

Interest rate strategies, implemented through the use of cash bonds, futures, interest rate swaps, swaptions, and options, were positive for the Fund overall, particularly driven by U.S. and Eurozone interest rate positioning. Short exposure to duration in Japan detracted from performance. Within breakeven inflation positioning (the difference between nominal and real interest rates), an overweight to US breakeven inflation detracted while Japanese breakeven inflation strategies added to performance.

Within spread strategies, exposure to U.S. non-Agency mortgage-backed securities contributed to the Fund’s performance during the period.

The Fund’s use of derivatives during the reporting period included the following: the Fund bought and sold credit protection through credit default swaps to increase or decrease exposure to the credit risk of individual securities and to take advantage of the basis between the credit default swap and cash bond markets. The Fund entered into interest rate swaps to manage nominal and real interest rate exposure in various global markets and as a substitute for cash bond exposure. The Fund purchased and sold total return swaps to adjust exposure to risk-neutral substitutes for owning physical securities (or physical securities that comprise a given index). The Fund entered into futures contracts to manage interest rate exposure, as a substitute for cash bond exposure, and for purposes of liquidity. Interest rate swaps and futures allowed the Fund manager to effectively manage risk and gain or reduce exposure by targeting specific markets and areas of the yield curve that may not otherwise have been accessible through the use of cash bonds. The Fund purchased and sold/wrote options and swaptions on futures and swaps as a means of capitalizing on anticipated changes in market volatility and to generate income. The Fund purchased and sold foreign currency forward contracts to hedge the currency exposure associated with some, or all, of the Fund’s securities, and as a part of a tactical investment strategy.

Intermediate Bond Portfolio (managed by J.P. Morgan Investment Management Inc.)

Q. How did the Fund perform for the year ended December 31, 2023?

A. For the year ended December 31, 2023, the Intermediate Bond Portfolio’s Class P returned 5.95%, compared to a return of 5.53% for its benchmark, the Bloomberg US Aggregate Bond Index.

See explanation of benchmark definitions on A-61 – A-64

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the period from inception on October 23, 2020 through December 31, 2023. For comparison purposes, the performance of Class I shares and its benchmark for the period from inception of Class I on November 01, 2021 through December 31, 2023 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2023
	1 Year	Since Inception (10/23/20)

Fund’s Class P	5.95%	(2.50%)

Bloomberg US Aggregate Bond Index	5.53%	(2.78%)
	1 Year	Since Inception (11/01/21)

Fund’s Class I	5.74%	(3.82%)

Bloomberg US Aggregate Bond Index	5.53%	(3.84%)

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P outperformed the benchmark. In seeking the Fund’s goal of maximizing total return, we at JP Morgan invest Fund assets in debt securities that focus on investment grade intermediate-term debt securities (five to ten years to maturity) in order for the Fund to maintain a dollar-weighted average maturity between three and ten years. Taking a long-term approach, we look for individual fixed income investments that we believe will perform well over a market cycle. We are value oriented and make decisions to purchase and sell individual securities and instruments after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, duration, liquidity, legal provisions in offering documents (like term to maturity) of the debt security or instrument and the legal structure (such as priority of payments in a multi-class structure) of the debt security.

During the reporting period, the Treasury yield curve increased by 0.18% between two- and ten-year market indicators despite interest rates moving lower across the curve. Two-year yields ended 0.18% lower to finish the reporting period at 4.25%, while the ten-year was flat to finish at 3.88%.

The Fund’s underweight (relative to the benchmark) of Treasury debt was a positive contributor to performance as spread sectors outperformed comparable duration Treasuries during the reporting period. The Fund’s security selection within Treasuries was also a contributor to performance as the Fund holds longer duration securities as compared to the benchmark. The Fund’s duration, which detracted from performance and yield curve positioning, which detracted from performance, were net negative during the reporting period, as the Fund finished overweight the belly of the Treasury yield curve (five-ten years), overweight the twenty-year, overweight the thirty-year, and maintained a duration overweight versus the benchmark (102% vs benchmark duration).

Security selection in agency mortgage-backed securities (MBS) was a detracted from performance, as the Fund’s mortgages underperformed benchmark mortgage pass-throughs. From a sector allocation perspective, the Fund’s overweight to the MBS sector was positive.

According to the Bloomberg U.S. Corporate Index, the asset class generated an absolute return of 8.52% during the reporting period and 4.55% relative returns largely driven by a tightening in spreads. The Fund’s overweight to the U.S. Corporate sector was a contributor during the reporting period. Security selection in corporates was also a contributor for the Fund.

From a credit quality standpoint, the Fund’s underweight to AA- and A-rated securities contributed to returns, and an overweight to BBB-rated securities detracted from returns during the reporting period.

Managed Bond Portfolio (managed by Pacific Investment Management Company LLC)

Q. How did the Fund perform for the year ended December 31, 2023?

A. For the year ended December 31, 2023, the Managed Bond Portfolio’s Class I returned 6.55%, compared to a return of 5.53% for its benchmark, the Bloomberg US Aggregate Bond Index.

See explanation of benchmark definitions on A-61 – A-64

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2023. For comparison purposes, the performance of Class P shares and its benchmark for the ten-year period ended December 31, 2023 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2023
	1 Year	5 Years	10 Years

Fund’s Class I	6.55%	1.26%	1.82%

Fund’s Class P	6.76%	1.46%	2.02%

Bloomberg US Aggregate Bond Index	5.53%	1.10%	1.81%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the benchmark. We at PIMCO implement the Fund’s investment strategies by investing in bonds and derivative instruments with the characteristics of debt instruments. The Fund seeks to maximize total return consistent with prudent investment management.

Duration positioning, implemented through the use of cash bonds, futures, interest rate swaps, swaptions and options, was positive for the Fund’s performance over the reporting period. Tactical U.S. duration positioning and long exposure to duration in Dollar bloc countries, particularly Canada, contributed to performance. The Fund’s short exposure to duration in Japan detracted from performance.

Overall, spread strategies in the Fund contributed to performance over the reporting period. Positions within securitized credit, particularly AAA-rated Collateralized Loan Obligations and overweight exposure to Agency mortgage-backed securities contributed to performance relative to the benchmark. Exposure to investment grade corporate credit through corporate bonds and credit default swaps contributed to performance over the reporting period. Lastly, within currency strategies, exposure to the British pound and the Japanese yen detracted from performance for the reporting period.

The Fund’s use of derivatives during the reporting period included the following: the Fund bought and sold credit protection through credit default swaps to increase or decrease exposure to the credit risk of individual securities or to the broader investment grade, high yield, or emerging market sectors, and to take advantage of the basis between the credit default swap and cash bond markets. The Fund entered into interest rate swaps to manage nominal or real interest rate exposure in various global markets and as a substitute for cash bond exposure. The Fund entered into futures contracts to manage interest rate exposure, as a substitute for cash bond exposure, and for purposes of liquidity. Interest rate swaps and futures allowed the portfolio manager to effectively manage risk and gain or reduce exposure by targeting specific markets and areas of the yield curve that may not otherwise have been accessible through the use of cash bonds. The Fund purchased and sold/wrote options and swaptions on futures, bond indices, mortgage pass-throughs and swaps, as a means of capitalizing on anticipated changes in market volatility and to generate income. The Fund purchased and sold foreign currency forward contracts to hedge the currency exposure associated with some or all of the Fund’s securities and as a part of a tactical investment strategy.

Short Duration Bond Portfolio (managed by T. Rowe Price Associates, Inc.)

Q. How did the Fund perform for the year ended December 31, 2023?

A. For the year ended December 31, 2023, the Short Duration Bond Portfolio’s Class I returned 4.87%, compared to a return of 4.61% for its benchmark, the Bloomberg US 1-3 Year Government/Credit Bond Index.

See explanation of benchmark definitions on A-61 – A-64

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2023. For comparison purposes, the performance of Class P shares and its benchmark for the ten-year period ended December 31, 2023 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2023
	1 Year	5 Years	10 Years

Fund’s Class I	4.87%	1.50%	1.25%

Fund’s Class P	5.08%	1.70%	1.46%

Bloomberg US 1-3 Year Government/Credit Bond Index	4.61%	1.51%	1.27%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the benchmark. We at T. Rowe Price manage the Fund’s investment strategy by investing in debt securities (including derivatives on such securities). In our attempt to seek current income, the strategy focuses on high-quality, investment-grade securities, generally expecting to track the duration of the benchmark (plus or minus a half-year), and makes modest use of futures and swaps. In addition to making active sector allocation and security selection decisions, we also monitor the Fund’s duration as part of our management of the Fund. Duration is often used to measure a bond’s sensitivity to interest rates.

Sector allocation aided performance relative to the benchmark. An out-of-benchmark allocation to residential mortgage-backed securities contributed, as this interest rate-sensitive sector benefited from the rally in U.S. Treasury yields seen late in the reporting period. An out-of-benchmark allocation to asset-backed securities also contributed as the sector typically has a shorter-duration profile relative to other credit sectors and tends to perform well during periods of rising rates as investors look for incremental yield without extending duration.

An overweight to investment-grade corporate bonds and a corresponding underweight to U.S. Treasuries helped relative performance amid periods of limited new supply, some encouraging corporate earnings reports, and improved risk sentiment late in the period. Security selection within investment-grade corporate bonds was also beneficial.

While the Fund’s duration ended the reporting period lower than where it began, duration ticked upward through the first half of the period. As a result of this upward trend, the Fund’s average duration profile was long relative to the benchmark, which hindered relative performance as Treasury yields rose during much of the trailing one-year period.

The Fund’s allocation to cash, which is held for liquidity purposes, detracted as fixed income assets rallied late in the year.

As of the end of the reporting period, the Fund held interest rate futures generating a gross exposure equal to approximately 30.4% of Fund assets. Over the reporting period, the fund also held credit default swaps. The estimated return impact from employing futures was -0.18% for the reporting period.

Emerging Markets Debt Portfolio (managed by Principal Global Investors, LLC)

Q. How did the Fund perform for the year ended December 31, 2023?

A. For the year ended December 31, 2023, the Emerging Markets Debt Portfolio’s Class I returned 12.35%, compared to a return of 10.99% for its benchmark, the J.P. Morgan Emerging Markets Blended (JEMB) – Equal Weighted Index.

See explanation of benchmark definitions on A-61 – A-64

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2023. For comparison purposes, the performance of Class P shares and its benchmark for the ten-year period ended December 31, 2023 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	Principal Global Investors, LLC began managing the Fund on November 1, 2021, and some investment policies changed at that time. Another firm managed the Fund before that date.

Average Annual Total Returns for the periods ended December 31, 2023(1)
	1 Year	5 Years	10 Years

Fund’s Class I	12.35%	1.29%	2.06%

Fund’s Class P	12.57%	1.50%	2.27%

J.P. Morgan JEMB Equal Weighted Index	10.99%	2.05%	2.42%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the benchmark. We at Principal Asset Management follow an unconstrained total return strategy of considering investments in all emerging market debt asset classes. The strategy is designed to be an “all-weather” solution across the emerging market debt market cycle with an emphasis on potentially limiting volatility and liquidity risk by using a dynamic allocation to emerging market bonds and derivatives. The Fund is continuously monitored for rebalancing in an attempt to keep risk exposures consistent.

Main contributors to the positive benchmark relative result were: local duration positions, in particular Brazil and Mexico, and some individually unique stressed/distressed sovereign credit positions, notably Venezuela (as the U.S. lifted sanctions), El Salvador, Sri Lanka and Ukraine.

Most of the gains in local emerging market performance occurred over two periods, the first half of 2023 and during the November 2023 duration rally. The Fund’s positions in Brazil and Mexico performed strongly, and to a lesser extent, South Africa and Poland. Much more aggressive central banks had created huge real rate buffers into yields, on the back of much sharper and earlier hiking cycles than developed market counterparts.

In what was a volatile year, the Fund benefitted from some positions in more idiosyncratic stories, led by the exposure to Venezuela, in both Quasi-Sovereign and Sovereign credits, as bond prices for that country benefited the lifting of US sanctions in October. Also contributing was El Salvador as their bonds more than doubled on President Bukele’s newfound fiscal restraint and multilateral lending; Sri Lanka despite lurching into a messy default, the strong International Monetary Fund relationship saw the Fund’s position rebound; as well as gains in Ukraine and Tunisia.

Detractors from relative performance were led by US Treasury Futures. Also tactical hedges in Credit Default Swap indices on corporate bond credit spreads, which were held as part the Fund’s strategy to limit drawdowns detracted from the Funds’ performance. Within the sovereign credit positions the Fund saw losses from the idiosyncratic story in Ecuador. On the corporate side the defaulted China real estate issuer Country Garden detracted from performance.

The Fund’s use of derivatives during the reporting period included using interest rate futures contracts to manage duration and interest rate risk and U.S. Treasury futures to hedge duration; forward contracts and interest rate swaps to gain or manage market exposure, for hedging purposes, to manage duration, and as a part of the Fund’s investment strategy; and entering into credit default swaps to obtain exposure on sovereign credit spreads and for hedging purposes.

Dividend Growth Portfolio (managed by T. Rowe Price Associates, Inc.)

Q. How did the Fund perform for the year ended December 31, 2023?

A. For the year ended December 31, 2023, the Dividend Growth Portfolio’s Class I returned 13.32%, compared to a return of 26.29% for its benchmark, the S&P 500 Index.

See explanation of benchmark definitions on A-61 – A-64

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2023. For comparison purposes, the performance of Class P shares and its benchmark for the ten-year period ended December 31, 2023 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2023
	1 Year	5 Years	10 Years

Fund’s Class I	13.32%	13.59%	10.98%

Fund’s Class P	13.54%	13.82%	11.21%

S&P 500 Index	26.29%	15.69%	12.03%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. We at T. Rowe Price manage the Fund’s strategy by investing in equity securities of dividend-paying companies that we expect to increase their dividends over time and also provide long-term appreciation. In selecting investments, we favor companies with one or more of the following: either a track record of, or the potential for, above-average earnings and dividend growth; a competitive current dividend yield; a sound balance sheet and solid cash flow to support future dividend increases; a sustainable competitive advantage and leading market position; and attractive valuations, such as low price/earnings, price/cash flow, or price/sales ratios.

In general, unfavorable sector allocations and stock selections drove underperformance relative to the benchmark.

An underweight allocation in information technology detracted from the Fund’s performance, as did stock choices in the sector. A large portion of sector performance within the benchmark was concentrated in select names that either pay no dividend or pay a nominal one that does not fit our investment criteria for dividend commitment, creating an outsized impact on the Fund’s performance. Not owning NVIDIA, one of the largest beneficiaries of artificial intelligence (AI) enthusiasm, detracted as the share price of that issuer gained during the reporting period. Our position in Texas Instruments, the market leader in analog and mixed-signal semiconductors, detracted as shares did advance during the reporting period but did not keep pace with the broader sector. We viewed Texas Instruments as one of the highest-quality companies in its space, with an attractive track record of long-term capital management.

In the consumer discretionary sector, unfavorable stock selection weighed on returns. A pair of non-dividend-paying companies that do not meet our investment criteria and thus were not held by the Fund but are in the benchmark, Tesla and Amazon.com, led returns in the sector. Our position in Ross Stores, which provides a compelling mix of name-brand and designer apparel and home fashion at price points that resonate strongly with value-conscious consumers, detracted from relative returns. Shares advanced as low-end consumer spending trends normalized, but performance lagged sector peers. We liked the company for its position in the attractive off-price retail segment, as well as its strong balance sheet.

The Fund’s underweight position in the communication services sector also pulled down relative returns. Many companies within the sector do not pay a dividend or meet our investment criteria, and one of them, Meta Platforms, parent company of Facebook, led sector returns.

Conversely, stock choices within industrials and business services sectors added value.

The Fund’s position in General Electric (GE) boosted relative returns as the spinoff of GE’s health care segment cleaned up the existing company’s balance sheet, improved performance in its energy segment, and provided visibility to the promise of its aerospace division.

An average underweight to the energy sector also boosted relative returns during the reporting period as the sector ended lower given falling oil and natural gas prices. Over the course of the reporting period, we shifted our underweight to a modest overweight given a shift in our structural long-term energy view and improving capital allocation practices within the sector. We continue to seek companies in the space with strong balance sheets and favorable capital allocation structures.

Equity Index Portfolio (managed by BlackRock Investment Management, LLC)

Q. How did the Fund perform for the year ended December 31, 2023?

A. For the year ended December 31, 2023, the Equity Index Portfolio’s Class I returned 25.93%, compared to a return of 26.29% for its benchmark, the S&P 500 Index.

See explanation of benchmark definitions on A-61 – A-64

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2023. For comparison purposes, the performance of Class P shares and its benchmark for the ten-year period ended December 31, 2023 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2023
	1 Year	5 Years	10 Years

Fund’s Class I	25.93%	15.38%	11.72%

Fund’s Class P	26.19%	15.61%	11.94%

S&P 500 Index	26.29%	15.69%	12.03%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. We at BlackRock maintain the Fund’s strategy by seeking to replicate, as closely as possible, the total return of the benchmark as represented by the S&P 500 Index. In accordance with our passive investment strategy, the Fund was positioned to match the risk characteristics of the benchmark throughout the reporting period. The benchmark does not hold any cash and does not incur expenses, and thus the performance of the Fund as compared to the benchmark will vary.

U.S. equities, as represented by the benchmark, finished the year with a positive return of 26.29% over the reporting period. Top contributors for the benchmark (and subsequently to the Fund’s performance) for the reporting period were the information technology sector at 13.73%, the consumer discretionary sector at 4.06%, and the communication services sector at 4.01%. The utilities sector at -0.23%, the energy sector at -0.07%, and the consumer staples sector at 0.04% were among the lowest performers for the reporting period.

The Fund’s use of derivatives during the reporting period included using futures contracts to provide market exposure for cash balances and dividend accruals as well as to adjust market exposure to extended cash flow needs.

Focused Growth Portfolio (managed by Janus Henderson Investors US LLC)

Q. How did the Fund perform for the year ended December 31, 2023?

A. For the year ended December 31, 2023, the Focused Growth Portfolio’s Class I returned 37.96%, compared to a return of 42.68% for its benchmark, the Russell 1000 Growth Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2023. For comparison purposes, the performance of Class P shares and its benchmark for the ten-year period ended December 31, 2023 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2023
	1 Year	5 Years	10 Years

Fund’s Class I	37.96%	15.43%	13.20%

Fund’s Class P	38.24%	15.67%	13.44%

Russell 1000 Growth Index	42.68%	19.50%	14.86%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

See explanation of benchmark definitions on A-61 – A-64

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. As part of our investment strategy, we at Janus Henderson seek companies that have clear and sustainable competitive moats around their businesses that should help them grow market share within their respective industries over time. Important competitive advantages include a strong brand, network effects from a product or service that would be hard for a competitor to replicate, a lower cost structure than competitors in the industry, a distribution advantage, or patent protection over valuable intellectual property. We think emphasizing such sustainable competitive advantages can be a meaningful driver of outperformance over time because the market often underestimates the duration of growth for these companies and the long-term potential return to shareholders.

Stock selection in the healthcare and financial services sectors detracted from relative performance (relative to the benchmark) during the reporting period. Stock selection in the communication services and industrials sectors contributed to relative results.

The technology sector rallied during the reporting period, being the top returning sector.

Illumina, a leader in advanced tools used for genetic sequencing, was among the top relative detractors for the reporting period. In August 2023, management reduced its 2023 revenue growth forecast, as the company experienced a challenging life science end-market alongside other tool companies. In addition, about 10% of the company’s revenue had been derived from China, which was experiencing weakness amid a slow COVID-19 recovery.

Deere & Company, an agricultural equipment manufacturer, was also among the top detractors to performance. Despite reporting strong fiscal-year earnings, the share price fell later in the reporting period amid a more cautious 2024 industry outlook. Lower sales forecasts, market uncertainties around farm fundamentals, and elevated interest rates contributed to the company’s conservative outlook, particularly in Brazil. We continue to assess Deere’s position in its business cycle as we believe the company may be closer to the bottom than mid-cycle. We also recognize its investments in competitive advantages beyond its agricultural roots and are encouraged by improving business fundamentals.

Financial services company Charles Schwab was among the top detractors to Fund’s performance. Earlier in the reporting period, Schwab was partly hurt by lower bank deposit account fees as customers shifted cash balances into higher-yielding assets. The company was also impacted by a general sell-off in financials related to the failures of Silicon Valley Bank and Signature Bank, as investors considered the broader implications for the banking industry. Later in the reporting period, the stock declined sharply after the brokerage firm announced a cost-cutting plan that featured hefty one-time charges. Negative sentiment surrounded the firm’s plan to lay off staff and reduce its office footprint. We exited the Fund’s position in the stock during the period.

Stocks linked to artificial intelligence (AI) were among the period’s best performers, including one of the Fund’s top relative contributors, Advanced Micro Devices (AMD), a semi-conductor company. The company produces a suite of semiconductor chips, and investors are particularly excited about AMD’s new opportunities tied to AI. The company’s recent launch of its new MI300x GPU accelerator has demonstrated broad customer momentum and favorable performance metrics versus the industry leader NVIDIA. Later in the reporting period, the stock made gains as investors became more optimistic about a potential resurgence in chip demand in 2024. AMD also reported better-than-expected revenue growth for the third quarter of 2023, reflecting strong demand for its products from data centers and indicating a solid revenue outlook for 2024.

Another contributor to Fund performance was Facebook’s parent company, Meta Platforms, a technology company. Meta enjoyed a rerating of its stock during the period, as investors acknowledged the steps management has taken to increase efficiencies after overextended operations in the wake of the pandemic. The company continued to benefit from its cost rationalization program following a year in which it faced headwinds from Apple’s iOS privacy changes and a slowing online advertising market. Investors also perceived that AI initiatives could buttress advertising revenues despite a tougher macroeconomic backdrop.

Core & Main, another contributor to Fund performance, distributes products used in storm drainage and other large water-related infrastructure projects. It has been a beneficiary of higher infrastructure spending. The company used its first-ever investor day in October 2023 to outline its growth targets for the next few years. Investors responded positively to the news, helping the stock advance. The company also indicated that it has seen some stabilization in input prices, which may support its operating margins.

Growth Portfolio (managed by MFS Investment Management)

Q. How did the Fund perform for the year ended December 31, 2023?

A. For the year ended December 31, 2023, the Growth Portfolio’s Class I returned 35.55%, compared to a return of 42.68% for its benchmark, the Russell 1000 Growth Index.

See explanation of benchmark definitions on A-61 – A-64

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2023. For comparison purposes, the performance of Class P shares and its benchmark for the ten-year period ended December 31, 2023 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	MFS Investment Management began managing the Fund on May 1, 2013, and some investment policies changed at that time. Another firm managed the Fund before that date.

Average Annual Total Returns for the periods ended December 31, 2023(1)
	1 Year	5 Years	10 Years

Fund’s Class I	35.55%	15.90%	12.92%

Fund’s Class P	35.82%	16.13%	13.15%

Russell 1000 Growth Index	42.68%	19.50%	14.86%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. The strategy is an actively managed, research-driven growth fund with an investment goal of long-term growth of capital. We, the MFS investment management team, build the Fund from the bottom up, selecting companies which we believe will have a consistent rate and duration of growth for the next three to five years into the future. When applying the Fund’s valuation analysis, we consider the magnitude and potential growth rate of a company against what the market has discounted. At the sector level, we typically limit significant over- and under-weights relative to the benchmark, allowing bottom-up stock selection to drive performance results over time.

The Russell 1000 Growth gain of 42.68% is a record gain since inception of the index in 1983. The index returns were dominated by 7 stocks which comprise about 47% of the index weight. Apple, Microsoft. Alphabet, Amazon, Meta Platforms, NVIDIA and Tesla contribute 65% of the overall index return. The Russell 1000 Growth index ex these 7 names gained 26.2% for the reporting period.

Stock selection in the technology sector detracted from the Fund’s performance relative to the benchmark by the Fund not owning shares of certain benchmark components. Within this sector, not owning shares of broadband communications and networking services company Broadcom weakened relative results as the stock price outperformed during the reporting period. The stock price of Broadcom appreciated during the period in reaction to better-than-expected earnings results, supported by strength in AI-related server demand, and an increased earnings outlook.

Stock selection and, to a lesser extent, an underweight position in the financial sector held back relative results. There were no individual stocks within this sector, either in the Fund or in the benchmark, that were among the Fund’s top relative detractors over the reporting period.

Not owning shares of electric vehicle manufacturer Tesla, and the Fund’s overweight positions in manufacturer of skin care, makeup, fragrance and hair care products Estée Lauder and life sciences supply company Thermo Fisher Scientific hindered relative returns. The stock price of Tesla appreciated due to PE multiple expansion and AI hype. The stock price of Estée Lauder declined after management lowered guidance due to a slower-than-expected demand recovery from Chinese consumers and a large reduction in travel retail inventories. The stock price of Thermo Fischer Scientific declined on concerns over weakening end-market demand in both its biotech and pharma segments.

The Fund’s cash and/or cash equivalents position during the reporting period was also a detractor from relative performance. Under normal market conditions, the Fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the Fund’s benchmark, holding cash held back performance versus the benchmark, which has no cash position.

There were no individual sectors that significantly contributed to relative performance over the reporting period.

Not owning shares of pharmaceutical company AbbVie, beverages, food and snacks producer PepsiCo and beverage maker Coca-Cola contributed to relative returns. The stock price of AbbVie declined due to lower-than-expected earnings per share, weak sales in key products, Skyrizi and Rinvoq, and concerns over Humira biosimilar pricing. The stock price of both PepsiCo and Coca-Cola declined due to slowing volume growth and concerns both companies couldn’t continue to raise prices. The stocks were also weak due to concerns the success of GLP-1 drugs would lessen demand for snacks and soda. Additionally, the Fund’s overweight position in computer graphics processor maker NVIDIA also benefited relative performance. The stock price of NVIDIA appreciated as the company reported earnings per share results well above expectations supported by accelerating growth in AI related demand.

See explanation of benchmark definitions on A-61 – A-64

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Hedged Equity Portfolio (managed by J.P. Morgan Investment Management Inc.)

Q. How did the Fund perform for the year ended December 31, 2023?

A. For the year ended December 31, 2023, the Hedged Equity Portfolio’s Class I returned 15.69%, compared to a return of 26.29% for its benchmark, the S&P 500 Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the period from inception on April 30, 2021 through December 31, 2023. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on April 30, 2021 through December 31, 2023 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2023
	1 Year	Since Inception (4/30/21)

Fund’s Class I	15.69%	4.40%

Fund’s Class P	15.92%	4.61%

S&P 500 Index	26.29%	6.72%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. The Fund strives to achieve its goal of capital appreciation through participation in a portion of the broad equity markets while hedging overall market exposure relative to traditional long-only equity strategies.

For the reporting period, the Fund participated in a strong portion of the market upside throughout the period with a lower volatility profile versus the benchmark. This is in line with expectations as the Fund captured significant market upside during quarterly rallies while reducing volatility. The Fund continued to be a hallmark conservative equity strategy for those seeking to get invested in the equity market with staying power.

The media, retail and financials sectors contributed to performance during the reporting period while the industrial cyclical, technology and health services & systems sectors detracted from performance.

As to individual stock selections that contributed to the Fund’s performance during the reporting period, within the pharmaceutical/medical technology sector, our underweight (relative to the benchmark) in pharmaceutical and biotechnology company Pfizer contributed to performance. Growth and momentum dominated the investment environment during the reporting period which hurt Pfizer as it suffered from declining prospects in parts of its business. The stock underperformed during the reporting period with revenue deferrals and reversals impacting fiscal year 2023 guidance. Within the media sector, our underweight in mass media and entertainment conglomerate The Walt Disney Company served as a contributor to performance during the reporting period. Disney has been facing challenges similar to many other traditional media peers. Linear declines have been accelerating while Direct To Consumer remains an area of significant investment. Subscriber growth has been a challenge for the business along with Direct To Consumer losses. Along with this, domestic parks have also seen weakness during the reporting period. Lastly, within the technology sector, our underweight in digital communications company Cisco contributed to performances during the reporting period. The stock underperformed during the reporting period amid softening enterprise demand as customers digest inventory. Challenged growth in the short term and greater AI-related Data Center upside being available elsewhere are challenges CSCO faces.

As to individual stock selections that detracted from performance during the reporting period, within the technology sector, our overweight in Texas Instruments was a detractor. The stock underperformed during the reporting period as investors scrutinized the near/medium-term margin impact of the company’s well-publicized fabrication investments across several sites. In addition, the current rolling inventory correction has weighed on broader Analog market fundamentals. However, the company’s relatively lower reliance on distribution and foundry compared to select Analog competitors could be advantageous for the company as it navigates the ongoing inventory correction. Additionally, within the technology sector, an underweight in semiconductor, enterprise software and security solutions company Broadcom (hurt relative portfolio performance. The stock outperformed during the reporting period, benefiting from investor enthusiasm around its VMware acquisition along with steady execution and accelerating AI infrastructure demand. Broadcom is seeing AI (Artificial Intelligence) tailwinds across both merchant Networking as well as compute offload application-specific integrated circuit. Lastly, within the telecommunications sector, our underweight in technology company NVIDIA detracted from performance during the reporting period. The stock outperformed during the reporting period as NVIDIA emerged as a key beneficiary of rapidly accelerating AI infrastructure demand, driving steep positive estimate revisions for the name.

See explanation of benchmark definitions on A-61 – A-64

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

During the reporting period, the Fund’s use of derivatives included using index options purely for risk mitigation purposes in the Fund. By forgoing a portion of the market upside, we were able to provide the Fund with an explicit downside hedge each quarter during the reporting period using index options. In addition, we use futures for cash management.

Large-Cap Core Portfolio (managed by J.P. Morgan Investment Management Inc)

Q. How did the Fund perform for the year ended December 31, 2023?

A. For the year ended December 31, 2023, the Large-Cap Core Portfolio’s Class I returned 27.06%, compared to a return of 26.29% for its benchmark, the S&P 500 Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2023. For comparison purposes, the performance of Class P shares and its benchmark for the ten-year period ended December 31, 2023 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	JP Morgan began managing the Fund on May 1, 2022, and some Investment policies changed at that time. Other firms managed the Fund before that date.

Average Annual Total Returns for the periods ended December 31, 2023(1)
	1 Year	5 Years	10 Years

Fund’s Class I	27.06%	14.17%	10.38%

Fund’s Class P	27.31%	14.40%	10.60%

S&P 500 Index	26.29%	15.69%	12.03%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the benchmark. We, the JPMorgan large-cap core portfolio management team, principally invest the Fund’s assets in the equity securities of large-capitalization companies that reflect a growth style and/or value style (“core”) by employing a three-step process that combines research, valuation, and stock selection. In seeking to achieve the Fund’s goal of long-term growth of capital, we take an in-depth look at company prospects, which is designed to provide insight into a company’s real growth potential, with the research findings allow us to rank the companies according to their relative value. The Fund seeks to outperform its benchmark over a full market cycle, which we define as three to five years.

The media, commodities and consumer staples sectors contributed to performance relative to benchmark while the utilities, retail and big banks & brokers sectors detracted from relative performance for the reporting period.

As to individual stock selections that contributed to the Fund’s performance during the period, within the media sector, an overweight in Uber helped. The ride-hailing services company delivered strong results consistently through the reporting period driven by accelerating bookings growth and high incremental margins. Uber achieved profitability in the third quarter allowing for inclusion in the S&P 500 Index, which occurred in mid-December, a further boost to the stock. Within software & services, our overweight in Microsoft contributed to performance during the reporting period. Heading into the reporting period, there were headwinds related to Azure growth given cloud optimization efforts that were expected to last into the second half of the reporting period. Despite this, Microsoft ultimately benefitted from enthusiasm around GenAI which drove outperformance throughout the reporting period. Microsoft’s influential investment in OpenAI and Microsoft’s own work in GenAI via Azure AI Services has positioned the company as an early “AI winner”. Within semiconductors & hardware, our overweight in NXP Semiconductors contributed to performance during the reporting period. The stock outperformed in 2023 as the company’s Automotive fundamentals and margins held strong despite broader cyclical concerns in the Analog space. Based on multi-year secular opportunity in Automotive (e.g., Radar, Domain/Zonal Processors), NXP has strong growth prospects over the long-term.

As to individual stock selections that detracted from the Fund’s performance during the period, within the utilities sector, our overweight in NextEra hurt. The utility company stock underperformed as a result of macro and company specific factors. Given the high interest rate environment, the company decided not to sell assets to NextEra Energy Partners and cut its distribution growth rate in half. There was a significant negative reaction to the company’s announcement that drove the stock down. Within pharma/ medical technology, our overweight in Bristol Myers Squibb detracted from performance during the reporting period. The market showed little appreciation for value names, which hurt BMY as it also suffered from declining prospects in parts of its business. Bristol Myers Squibb has a convoluted path to growth where old/mature products need to be replaced by newly launched products, and performance of these launches has lagged relative to the expectations. Within the retail sector, our overweight in Dollar General detracted from performance during the

See explanation of benchmark definitions on A-61 – A-64

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

reporting period. While supply chain issues that were an overhang at the start of the reporting period have largely been resolved, the debate around the appropriate level of investment needed to fix operational issues persists. Shrinking inventory levels and poor store conditions continue to plague DG and it is unclear to investors whether the incremental investment (labor hours, markdowns, inventory forecasting tools) is enough to right the ship. There are also additional questions on the balance sheet with leverage above the target ratio. The return of former CEO Todd Vasos has helped stabilize the stock, but uncertainties remain.

We used index futures in the Fund for cash management purposes during the reporting.

Large-Cap Growth Portfolio (managed by FIAM LLC)

Q. How did the Fund perform for the year ended December 31, 2023?

A. For the year ended December 31, 2023, the Large-Cap Growth Portfolio’s Class I returned 45.12%, compared to a return of 42.68% for its benchmark, the Russell 1000 Growth Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2023. For comparison purposes, the performance of Class P shares and its benchmark for the ten-year period ended December 31, 2023 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	FIAM LLC began managing the Fund on May 1, 2023, and some investment policies changed at that time. Other firms managed the Fund before that date.

Average Annual Total Returns for the periods ended December 31, 2023(1)
	1 Year	5 Years	10 Years

Fund’s Class I	45.12%	14.69%	12.07%

Fund’s Class P	45.41%	14.92%	12.29%

Russell 1000 Growth Index	42.68%	19.50%	14.86%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the benchmark. During the reporting period, the Fund experienced a change in sub-adviser. The following are separate discussions from each sub-adviser.

FIAM

FIAM assumed management of the Fund effective May 1, 2023. During the eight month period of May 1, 2023 to December 31, 2023 when FIAM managed the Fund, the Fund’s Class I outperformed the benchmark. The outperformance was largely the result of strong security selection. We, the FIAM investment management team, seek out issuers in the U.S. with a large-cap growth bias in seeking the Fund’s investment goal of long-term growth of capital. Our core philosophy is that stock prices follow earnings growth, and the Fund tends to focus on the fastest quartile of earnings growers: industry leaders and companies with proven track records. We look for undervalued growth stories and stocks with the potential for price-to-earnings (P/E) expansion, while avoiding names that have unreasonably high valuations or deteriorating business fundamentals.

On a sector basis, the most notable contribution during the reporting period when we managed the Fund came from stock selection in Industrials, specifically the transportation industry, driven by an overweight (relative to the benchmark) position in the ride-hailing and food-delivery service provider Uber Technologies, which benefited from robust demand, focus on improving the product experience, investments in growth initiatives and continued cost discipline.

Stock selection in the Information Technology sector was another area of strength. The second largest individual contributor during the reporting period when we managed the Fund was an overweight (relative to the benchmark) position in chipmaker NVIDIA, which continued to capitalize on booming interest in language-generating artificial intelligence (AI). After years of investment in the development of chips and software for AI, NVIDIA dominates the market for advanced graphics chips that are the lifeblood of new generative AI systems, including the viral chatbot ChatGPT.

The third and fourth largest individual contributors during the reporting period when we managed the Fund also came from the Information Technology sector. An underweight position in personal electronics giant Apple contributed to the overall performance. The company announced in early August a revenue decline for the third consecutive quarter – a first since 2016. Management noted lower demand, particularly for the firm’s iPhone device, which missed estimates for sales. The flagship smartphone currently accounts for roughly half of Apple’s overall sales. An overweight position in the database platform provider MongoDB was the fourth largest contributor. Its share price rose in the reporting period when

See explanation of benchmark definitions on A-61 – A-64

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

we managed the Fund. Its database software is considered a go-to for enterprises migrating to the cloud and building data-heavy generative AI applications. MongoDB benefited from the broad consumer enthusiasm around companies involved with artificial intelligence, increasing demand for modern platforms.

Rounding out the top-five individual contributors was the lack of exposure to benchmark component PepsiCo, Inc., whose share price fell during the reporting period when we managed the Fund. as investors favored cyclical stocks over defensive stocks, including consumer staples such as PepsiCo.

Conversely, the Fund’s holdings in the Consumer Discretionary and Financials sectors struggled during the reporting period when we managed the Fund. In Consumer Discretionary, avoiding benchmark component Tesla due to our concerns about its high valuation, weak financial performance and competition detracted from the Fund’s overall performance. In Financials, an overweight position in fintech firm Block, parent company of digital payment giant Square, weighed on the Fund’s relative performance. The stock price fell in September after the firm announced that Square CEO Alyssa Henry would step down and Jack Dorsey, who leads Block, would assume her duties. We sold the Fund’s stake in Block at the end of the third quarter.

The Fund’s primary individual detractors resided in the Information Technology sector. The lack of investment in benchmark holding Broadcom hurt the most. In November, the computer chip and software firm announced that it had cleared all regulatory hurdles to complete its acquisition of cloud technology company VMware, in one of the biggest-ever tech deals. A major player in the emergent market for high-capacity AI chips, the company closed 2023 as the second-largest chip company by market cap, behind only NVIDIA. An underweight position in Amazon.com, which had strong sales in its cloud-computing, advertising, and retail units, also detracted. A smaller underweight position in Adobe was also a detractor. The software giant stock price gained during the reporting period, largely driven by strong demand for its cloud software that allows users to utilize generative AI.

BlackRock

BlackRock managed the Fund from January 1, 2023 through April 30, 2023. During this approximate four-month period, the Fund’s Class I outperformed the benchmark. We the team at BlackRock implemented the Fund’s investment strategy by identifying and investing in companies for which the magnitude and/or duration of their future growth prospects are underappreciated by the market. We sought large-capitalization companies that possess dominant market positions, a major technological edge, or a unique competitive advantage.

During the period, selection in the consumer discretionary sector, as well as positioning in industrials and consumer staples contributed to relative performance, while security selection in communication services and positioning in materials were the largest detractors from relative returns.

At the sector level, the largest contributor to performance (relative to the benchmark) during the quarter was stock selection in the consumer discretionary sector. Most notably, an off-benchmark position in Evolution AB within hotel, restaurants & leisure added to returns during the period. Evolution AB, leading provider of online casino technology, posted strong revenue growth given new game launches and increased take rates from existing customers. As a result, the stock outperformed during the period. Additionally, an off-benchmark position in LVMH Moet Hennessy Louis Vuitton SE, company specializing in luxury goods, boosted performance during the period. Shares of LVMH outperformed during the period as the company posted better than expected earnings even amidst an economic slowdown. Next, underweight exposure to the industrials sector, specifically avoiding exposure across the machinery and industrial conglomerates space, was additive for performance as the industries underperformed during the period. Positioning within consumer staples also proved beneficial, driven by no exposure across the beverages sub-sector, which has been struggling in recent years given limited growth and mounting competitive threat.

The largest detractor from relative performance during the period was stock selection in the communication services sector. Most notably, an overweight position in Match Group, Inc. within interactive media & services hindered performance. Match Group operates the largest global portfolio of dating apps & websites, spanning over 45 brands including Tinder, OkCupid and Hinge. Shares of the stock struggled during the period as the company posted disappointing earnings. Additionally, no exposure to Meta Platforms proved costly to performance as the shares performed well. The stock benefited during the reporting period as investors rewarded Meta for committing to cost discipline by reducing capital expenditure on the metaverse. Within materials, an overweight to chemicals, notably to the paint manufacturer Sherwin-Williams Company, also weighed on relative returns. Sherwin-Williams Co. slumped after it provided earnings guidance that fell short of analyst expectations, underscoring macro pressures from a slowing US housing market and inflation.

Large-Cap Value Portfolio (managed by ClearBridge Investments, LLC)

Q. How did the Fund perform for the year ended December 31, 2023?

A. For the year ended December 31, 2023, the Large-Cap Value Portfolio’s Class I returned 14.91%, compared to a return of 11.46% for its benchmark, the Russell 1000 Value Index.

See explanation of benchmark definitions on A-61 – A-64

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2023. For comparison purposes, the performance of Class P shares and its benchmark for the ten-year period ended December 31, 2023 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2023
	1 Year	5 Years	10 Years

Fund’s Class I	14.91%	12.97%	8.78%

Fund’s Class P	15.14%	13.20%	9.00%

Russell 1000 Value Index	11.46%	10.91%	8.40%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the benchmark. We, the ClearBridge large-capitalization value team, use an interactive, research-driven approach to identify large-capitalization companies with strong business franchises and attractive valuations. In seeking the Fund’s investment goal of long-term growth of capital (current income is of secondary importance), we look for companies with proven business models and sustainable competitive advantages capable of generating superior returns over time across a range of potential scenarios. We place an emphasis on higher certainty of near- and medium-term cash flows, while discounting earnings from emerging business models or products. We consider valuations relative to normalized earnings power. We have been consistent in our disciplined investment approach, which focuses on competitively well-positioned companies that we believe have strong business franchises capable of generating superior returns across cycles.

Relative to the benchmark, overall security selection contributed to the Fund’s performance during the reporting period. Specifically, stock selection within the information technology (IT), health care, utilities and communication services sectors positively impacted the Fund’s relative performance. An overweight (relative to the benchmark) in the IT sector and underweights to the consumer staples and health care sectors also contributed to the Fund’s relative performance. On an individual holding basis, the leading contributors to relative Fund performance for the reporting period included positions in: semiconductors and semiconductor equipment maker Intel in the IT sector, which appears to be gaining traction with its nascent foundry and Artificial Intelligence (AI) hardware chips; equipment and services for data centers provider Vertiv in the industrials sector, benefiting from AI enthusiasm, as 70% of its business comes from data centers, an essential part of the generative AI ecosystem; social media and digital advertising platform Meta Platforms in the communication services sector, whose online advertising growth is reaccelerating; semiconductor capital equipment company Lam Research in the IT sector, benefiting as the memory semiconductor capex cycle looks to be troughing, setting up for a period of growth; and leading global payments company American Express in the financials sector, as the market’s more positive view of the economy’s ability to narrowly dodge a recession benefited companies exposed to credit risk such as American Express.

Relative to the benchmark, the Fund’s security selection in the industrials sector detracted from performance during the reporting period. The Fund’s overweights to the energy and utilities sectors and underweight to the consumer discretionary sector also detracted from relative returns during the reporting period. In terms of individual holdings, the leading detractors from relative Fund performance included positions in: American television provider Dish Network in the communication services sector, which has experienced difficulty raising capital amid stresses in the financial system; leading aerospace manufacturer and defense contractor RTX in the industrials sector, which had issues related to its new GTF engine that led to an accelerated inspection of its engine fleet and payments to customers to make up for their lost revenues from fleet groundings; agricultural, construction and forestry equipment manufacturing company Deere in the industrials sector, which declined amid expectations higher interest rates and tightening credit conditions would weigh on sales; aerospace and defense contractor Northrop Grumman in the industrials sector, as defense stocks underperformed the market; and biopharmaceutical company Amgen in the health care sector, which was pressured by weakness in the health care sector.

During the reporting period, we established new positions in leading health care services company CVS Health in the health care sector; semiconductor capital equipment company Lam Research in the IT sector; pharmaceuticals distributor McKesson and health care tools company Thermo Fisher Scientific in the health care sector; paints and coatings company Sherwin-Williams in the materials sector; water quality analysis and packaging printing solutions company Veralto in the industrials sector; and electric and gas utility WEC Energy Group in the utilities sector. We closed positions in Apple, Qualcomm and Cisco Systems in the IT sector, Dish Network in the communication services sector, Bank of New

See explanation of benchmark definitions on A-61 – A-64

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

York Mellon in the financials sector, Amgen in the health care sector, Honeywell and Vertiv in the industrials sector and PPG Industries in the materials sector.

Mid-Cap Equity Portfolio (managed by BlackRock Investment Management, LLC)

Q. How did the Fund perform for the year ended December 31, 2023?

A. For the year ended December 31, 2023, the Mid-Cap Equity Portfolio’s Class I returned 15.35%, compared to a return of 17.23% for its benchmark, the Russell Midcap Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2023. For comparison purposes, the performance of Class P shares and its benchmark for the ten-year period ended December 31, 2023 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	BlackRock Investment Management LLC, began managing the Fund on November 1, 2023, and some investment policies changed at that time. Another firm managed the Fund before that date.

Average Annual Total Returns for the periods ended December 31, 2023(1)
	1 Year	5 Years	10 Years

Fund’s Class I	15.35%	11.35%	9.19%

Fund’s Class P	15.58%	11.57%	9.40%

Russell Midcap Index	17.23%	12.68%	9.42%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. During the reporting period, the Fund experienced a change in sub-adviser. The following are separate discussions from each sub-adviser.

BlackRock

BlackRock assumed management of the Fund on November 1, 2023. During the two-month period from November 1, 2023 through December 31, 2023, the Fund’s Class I underperformed the benchmark. We at BlackRock seek capital appreciation for the Fund by providing passive exposure to the U.S. mid-capitalization equity market as represented by the Russell Midcap Index via total return swaps and actively managing the remainder of the Fund’s assets in a fixed income short duration portfolio. Total return swaps are used to replicate, as closely as possible, the total return of the Russell Midcap Index.

As we established the Fund’s initial swap positions on November 1, 2023 as part of the ordinary transitioning to the new strategy, the Fund did not effectively have exposure to the Russell Midcap Index that day, a day the index appreciated. This detracted from the Fund’s performance.

The fixed income portion of the Fund registered strong positive performance, but it was not enough to outweigh the day one transition underperformance and financing costs of the swaps. Looking at the drivers of the fixed income returns, the Fund was able to earn an attractive yield due to the elevated level of risk-free rates (i.e., US Treasury yields) embedded in overall asset yields. Furthermore, fixed income excess returns were positive for investment-grade corporate credit, asset-backed securities, and also commercial mortgage-backed securities as spreads in these sectors tightened over the period we managed the Fund as financial conditions eased.

During the period we managed the Fund, the Fund’s use of derivatives included total return swap agreements to gain passive exposure to the U.S. mid-capitalization market.

Scout

Scout managed the Fund from January 1, 2023 through October 31, 2023. During this approximate ten-month period, the Fund’s Class I underperformed the benchmark. We at Scout managed the Fund’s strategy by investing the Fund’s assets primarily in equity securities of companies with medium market capitalizations. The strategy is focused on individual stock selection and top-down analysis. We seek to invest in the securities of companies that we believe could benefit from macroeconomic or company-specific factors, and that are attractively priced relative to their fundamentals. The strategy invests in mid-capitalization stocks with emphasis on stocks with positive cash flows, strong balance sheets, attractive valuations, and fundamental, top-down (macroeconomic or political changes) or bottom-up (company-specific) catalysts to unlock that value, while avoiding those stocks that the strategy perceives to be exposed to unnecessary risk factors.

See explanation of benchmark definitions on A-61 – A-64

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The Fund posted a negative return for shareholders, that declined more than the benchmark in the reporting period. Sector allocation was detrimental to the Fund’s relative performance as compared to the benchmark due to relatively defensive positioning, including an overweight of the energy, technology, and consumer staples sectors, and an underweight of the industrial and financial sectors. The timing of holdings in the utilities sector and cash was a detractor to relative performance. Portfolio positioning in the healthcare and real estate sectors was favorable as an underweight in both sectors helped relative performance.

Stock selection helped the Fund’s relative performance in six out of eleven sectors during the reporting period. Stock selection was favorable in the information technology, financials, healthcare, consumer discretionary, real estate, and communications services sectors. Unfavorable stock selection was experienced in the industrials, energy, materials, consumer staples, and utilities sectors.

At the individual security level, Splunk Inc was the top contributor to Fund performance as this software security monitoring company received a takeover bid from a larger entity at a significant premium to the market price. CBOE Global Markets Inc, the company that operates an option and equity exchange, also aided relative performance. Their exchange-listed products such as index options, daily options, and VIX options remained popular among investors as a way to manage risk and generate returns. Teradata Corp and Pure Storage Inc rebounded due to optimism about the new cloud-based product strategy at Teradata and strong earnings results at Pure Storage, which has flash-based storage products that resonate with customers due to ease of implementation and energy efficiency. Finally, Chipotle Mexican Grill Inc chipped in a solid performance from strong earnings as consumers gravitate toward their freshly prepared food offerings including popular options for vegetarians.

The top performance detractor was Agilent Technologies Inc. The stock suffered from higher interest rates which impacted the stock prices and investor sentiment of the biotechnology stocks, which are significant customers. Negative investor sentiment surrounding certain large capitalization pharmaceutical stocks, another group of customers, also weighed on Agilent. Finally, uncertainty regarding economic growth in China hurt sentiment as China is thought to be a significant source of future growth for its life sciences equipment offerings. Second was Insulet Corp, the diabetes management medical device company which recently introduced its popular Omnipod 5 product, making diabetes management easier as the compact device automatically and conveniently provides needed injections of insulin. Investors became concerned about GLP-1 drugs for diabetes management and weight loss such as Ozempic, as the popularity of these drugs may diminish future sales due to fewer type 2 diabetes patients, since weight loss is a great way to help prevent the onset of type 2 diabetes. This concern pushed down the valuation multiple of Insulet and caused the stock to decline. Third was pharmaceutical company Biomarin Inc which continued to lag due to investor concern about a slow marketing launch of its new hemophilia A gene therapy drug. Edwards Life Sciences Corp, another healthcare company, declined as competitive concerns and interest rates weighed on the stock price. Finally, Darling Ingredients Inc., a recycler of animal fats and producer of animal food ingredients and biodiesel, declined as it took on debt to make more acquisitions while the pricing of California low carbon fuel credits and biodiesel blending tax credits weakened.

Mid-Cap Growth Portfolio (managed by Delaware Investments Fund Advisers)

Q. How did the Fund perform for the year ended December 31, 2023?

A. For the year ended December 31, 2023, the Mid-Cap Growth Portfolio’s Class I returned 19.62%, compared to a return of 25.87% for its benchmark, the Russell Midcap Growth Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2023. For comparison purposes, the performance of Class P shares and its benchmark for the ten-year period ended December 31, 2023 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	Delaware Investments Fund Advisers began managing the Fund on April 30, 2021, and some investment policies changed at that time. Other firms managed the Fund before that date.

Average Annual Total Returns for the periods ended December 31, 2023(1)
	1 Year	5 Years	10 Years

Fund’s Class I	19.62%	14.98%	10.80%

Fund’s Class P	19.86%	15.21%	11.02%

Russell Midcap Growth Index	25.87%	13.81%	10.57%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. In selecting investments for the Fund, we at Delaware Investments Fund Advisers maintain the Fund’s strategy by primarily emphasizing a bottom-up (stock-by-stock) approach with a focus on companies with

See explanation of benchmark definitions on A-61 – A-64

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

medium market capitalizations that we believe have the potential for strong growth and increasing profitability, attractive valuations and sound capital structures. Our investment process also includes a review of the macroeconomic environment.

During the reporting period, asset allocation sector overweights and underweights (relative to the benchmark) contributed to relative performance while stock selection detracted. Sector overweight and underweight positions are primarily a by-product of our bottom-up (stock-by-stock) selection, and we remain vigilant in our fundamental research, maintaining a concentrated portfolio of profitable, lower-debt companies that we think can grow throughout a market and economic cycle. During the reporting period, our approach led us to notable overweight positions in the IT, real estate, communication services and healthcare sectors. Notable underweights for the reporting period included the financials and industrials, consumer staples and materials sectors. Lack of exposure to the energy sector was the leading sector allocation contributor to relative performance for the reporting period, while the Fund’s underweight to the financials sector provided the largest relative detractor from performance.

The strongest sector contribution to relative performance where the Fund had exposure was in the healthcare sector, followed by the materials sector. The Fund’s lack of exposure to both the energy and utilities sectors also contributed to relative performance for the reporting period. The leading detractors to relative performance where the Fund had exposure were the consumer discretionary, financials, IT, and industrials sectors. The cash position in the Fund also detracted from relative performance.

IT is the largest sector in both the Fund and the benchmark, and it remained the largest sector overweight for the Fund during the reporting period. The overweight benefited relative performance, while stock selection detracted. Monolithic Power Systems Inc. was an overweight outperformer for the Fund during the reporting period. Monolithic designs, develops, and markets integrated power semiconductor solutions and power delivery architecture for several end-market applications. Monolithic successfully navigated softening demand in the overall semiconductor market with cutting edge power solutions for Artificial Intelligence and Electric Vehicle chips coupled with solid management execution, we believe it stands to post a positive fiscal year revenue gain, despite the challenging cyclical environment. Although we have trimmed a bit of the Fund’s position on strength throughout the reporting period, Monolithic is still a top 5 holding.

The consumer discretionary sector, a relative market weight in the Fund, was the largest relative detractor from performance in the reporting period. National Vision Holdings Inc. was the largest detractor from relative performance in the sector and the second largest detractor to overall performance for the Fund for the reporting period. National Vision is the second-largest optical retailer in the U.S. providing affordable eye care and eyewear. The company unexpectedly announced in June of 2023 that its partnership with Walmart would be ending in 2024, causing a selloff of the stock in the third quarter that has only partially rebounded. We maintained the Fund’s position throughout the reporting period with the thesis that, while negative to the current level of earnings, we believe the underlying margins and growth rates could be enhanced in the medium to long term.

While the consumer discretionary sector was the largest overall relative detractor for the reporting period, the healthcare sector provided the greatest contribution to relative performance. The top relative detractors in the consumer discretionary sector were National Vision Holdings Inc. (optical retailer), Foot Locker Inc. (footwear and sportwear retailer) and Vail Resorts Inc. (ski resort owner/operator).

The primary contributors to relative performance in the healthcare sector were the Fund’s holdings in Seagen Inc. (biotech firm specializing in cancer therapeutics), Mettler Toledo International Inc. (precision instrument manufacturer for health sciences), and West Pharmaceutical Services Inc. (manufacturer of rubber plungers and stoppers for laboratory test vials and injectable therapeutics).

The top five individual contributors to relative performance in the Fund for the reporting period were Monolithic Power Systems Inc., Marvell Technology Inc., Trex Company Inc., Universal Display Corp., and Arista Networks Inc. Marvell Technology, Inc., a semiconductor company with exposure to cloud, enterprise networking, 5G and automotive benefitted significantly in the period from the rapid and immense exposure given to Artificial Intelligence and the adoption currently underway. We ultimately sold out of the Fund’s position in Marvell during the period due to the company’s market capitalization growing outside of mid-cap, concerns about longevity of earnings, and a need to trim our overall information technology exposure vis a vis the benchmark after the reconstitution of the index in late June of 2023. Trex Company, Inc. is a composite decking company that has risen and fallen over the last several years relative to the housing market and the demand characteristics with housing starts. Our belief is that, over the long term, Trex will capitalize on additional production capacity that came online early in 2023 with a product set that is extremely attractive to renovators as well as new home builders and will take share from the wood deck market over time. We trimmed the Fund’s position during the period. Universal Display Corporation has a strong patent portfolio of Organic Light Emitting Diodes, the thin, lightweight power-efficient solid-state devices that emit light for both full-color displays as well as lighting products. Ongoing supply chain issues have caused numbers to be lumpier than expected throughout 2023, but we are long-term believers in continued strong end market demand, solid balance sheet characteristics and robust patent portfolio. We maintained the Fund’s position during the period. Arista Networks develops, markets and sells cloud-based networking solutions. We have been investors since 2017, identifying ANET as a strong beneficiary in their routers, switches and networking software as enterprises were adopting the move to cloud-based data centers and SaaS solutions. Arista has posted a compound revenue growth rate of over 20% per year over the last 5-years, significantly higher than the growth of the broader network and switch industry. We sold out of the Fund’s position during the period based on the relative strength of the name versus peers, decelerating revenue growth, and a potential excess inventory overhang.

The five largest detractors from relative performance in the Fund were First Republic Bank, National Vision Holdings Inc., Paycom Software Inc., Envista Holdings Corp., and Foot Locker Inc. First Republic Bank, which we had held in the portfolio for over a decade, had been a well-managed growth bank that catered to wealthy individuals as well as businesses. It operated in attractive markets and had a differentiated service culture, allowing it to outgrow the industry in loans, deposits, and wealth management relationships. Due to the nature of its clients and its

See explanation of benchmark definitions on A-61 – A-64

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

conservative underwriting, the bank experienced credit losses at a small fraction of the rate of the industry over 30+ years. Though the bank’s capital situation was much different than that of Silicon Valley Bank, the market treated the stock in a similar fashion, selling off over 80% in the first quarter of 2023, leading First Republic to be the largest single relative detractor to performance within the portfolio for the period. We sold the name as judiciously as possible, believing the landscape for regional banks had elevated scrutiny, increased potential for unknown risks, and a higher likelihood for increased regulation. National Vision Holdings unexpectedly announced that its partnership with Walmart would be ending in 2024, causing a selloff of the stock in the third quarter of this year. We maintained the Fund’s position during the period with the thesis that, while negative to the current level of earnings, we believe the underlying margins and growth rates will be enhanced over the medium and long term. Paycom Software, Inc. is a leading midmarket cloud payroll and HCM provider competing in a large, growing addressable market. At its core, PAYC sells payroll and HR suite on an entirely unified, multi-tenant architecture which enables the company to deliver an easy use to interface, lower cost to customers, lower costs of development and simpler service model. PAYC has a disciplined and proven local office sales model setting the stage for sustainable growth based on: Further penetration of existing sales territories, expansion into new territories and new applications driving higher new ASP and incremental sales to existing customers. Management has exhibited a tenured track of delivering high double digit revenue growth and industry leading margins and cash flow levels and we expect their ability to deliver best-in-class profits and cash flow metrics to be sustained with continued execution. We added to the Fund’s position over the period on valuation opportunities. Envista Holdings Corp. manufactures and markets dental products for diagnosing, treating and preventing dental conditions. We initiated the Fund’s position after the significant drawdown caused by the echo effects of COVID presented a valuation with which we were comfortable. Revenue is derived primarily from implants, orthodontics and equipment, and the company management has been excellent at controlling costs post pandemic while the dental market normalizes. We maintained our position in the period. Foot Locker is a footwear and apparel retailer looking to unlock the “inner sneakerhead” in all of us. We began building a position in Foot Locker in the first quarter of this year, after the hiring of new CEO Mary Dillon, whom we have much experience with as the previous CEO of Ulta Beauty. While we believe this is an extremely positive change for the company and expect the new CEO to evolve the business into a more nimble, omnichannel athletic footwear retailer, we came to the conclusion that the time needed for a notable turnaround for FL was more uncertain than we first recognized. We sold out of the Fund’s position during the period.

Mid-Cap Value Portfolio (managed by Boston Partners Global Investors, Inc.)

Q. How did the Fund perform for the year ended December 31, 2023?

A. For the year ended December 31, 2023, the Mid-Cap Value Portfolio’s Class I returned 16.39%, compared to a return of 12.71% for its benchmark, the Russell Midcap Value Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmarks for the ten-year period ended December 31, 2023. For comparison purposes, the performance of Class P shares and its benchmarks for the ten-year period ended December 31, 2023 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	Boston Partners Global Investors, Inc. began managing the Fund on April 28, 2015, and some investment policies changed at that time. Another firm managed the Fund before that date.

Average Annual Total Returns for the periods ended December 31, 2023(1)
	1 Year	5 Years	10 Years

Fund’s Class I	16.39%	13.46%	8.51%

Fund’s Class P	16.62%	13.68%	8.72%

Russell Midcap Value Index	12.71%	11.16%	8.26%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the benchmark. We, the management team at Boston Partners, invest primarily in common stocks of medium capitalization U.S. companies that we identify as having value characteristics. In selecting investments for the Fund while seeking the Fund’s investment goal of long-term growth of capital, we examine various factors in determining the value characteristics of an issuer, including price-to-book-value ratios and price-to-earnings ratios. We also select securities for the Fund based on a continuous study of trends in industries and companies, including the anticipated stability of earnings.

See explanation of benchmark definitions on A-61 – A-64

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

During the reporting period, stock selection and sector allocation both aided the Fund’s performance (relative to the benchmark). Positive stock selection was led by the health care, technology, and consumer staples sectors. In the health care sector, HCA Healthcare saw increasing patient volumes and better management of labor costs as the nursing shortage began to ease, resulting in better earnings and guidance, resulting in a gain in the issuer’s share price during the reporting period. Medicaid health insurance company Molina outperformed as business momentum remained strong driven by better volumes and cost controls throughout the reporting period. In the technology sector, hardware company Dell Technologies outperformed as revenues were better than feared. In the consumer staples sector, food distributor US Foods’ margins during the reporting period expanded more than anticipated as past investments resulted in current market share gains. The Fund’s position in beverage distributor Coca-Cola Europacific Partners added value as the company reported better volumes and pricing during the reporting period.

Sector allocation benefited relative returns during the reporting period due to our overweight to the industrials and consumer discretionary sectors and underweight to the utilities and consumer staples sectors. Our overweight to the health care sector reduced relative performance during the reporting period as well as stock selection in the materials and energy sectors. In the materials sector, agricultural chemical company FMC announced an earnings disappointment due to an inventory correction, negatively impacting the company’s share price. In the energy sector, Devon Energy experienced deteriorating oil well productivity which pressured margins relative to expectations. The Fund’s position in EQT lagged as the company announced a sizable acquisition in the third quarter of the reporting period and natural gas prices fell during the fourth quarter of the reporting period, calling into question the timing of the deal.

During the reporting period, we increased the Fund’s exposure to the materials sector and reduced positions in the health care sector. In the materials sector, we initiated a position for the Fund in copper company Freeport McMoran which is one of the largest copper miners in the world as copper is a key metal in electrification. In the health care sector, we sold the Fund’s positions in HCA and Humana as we believed the market capitalizations became too large after outperformance during the reporting period.

In the technology sector, we added to the Fund’s position in Gen Digital which enjoyed cost savings from the synergies created by its Avast acquisition, which was fully implemented in 2023. This offset the variable rate interest expense sooner than expected. In the consumer discretionary sector, we sold Fund holding Mohawk as the carpet company experienced reduced pricing and demand and has written down their assets due to overvalued acquisitions.

Small-Cap Equity Portfolio (co-sub-advised by BlackRock Investment Management, LLC and Franklin Mutual Advisers, LLC)

Q. How did the Fund perform for the year ended December 31, 2023?

A. For the year ended December 31, 20232, the Small-Cap Equity Portfolio’s Class I returned 12.97%, compared to a return of 14.65% for its benchmark, the Russell 2000 Value Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2023. For comparison purposes, the performance of Class P shares and its benchmark for the ten-year period ended December 31, 2023 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2023
	1 Year	5 Years	10 Years

Fund’s Class I	12.97%	10.21%	6.52%

Fund’s Class P	13.20%	10.43%	6.73%

Russell 2000 Value Index	14.65%	10.00%	6.76%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. The Fund is co-sub-advised by BlackRock and Franklin. The following are separate discussions from each co-sub-adviser.

BlackRock

For the reporting period, the BlackRock managed portion of the Fund’s Class I underperformed the benchmark. In seeking long-term growth of capital for the Fund, we at BlackRock maintain our portion of the Fund’s strategy by seeking to replicate, as closely as possible, the total return of the benchmark as represented by the Russell 2000 Value Index. In accordance with our passive investment strategy, the Fund was positioned to match the risk characteristics of the benchmark throughout the reporting period. The benchmark does not hold any cash and does not incur expenses, and thus the performance of this portion of the Fund as compared to the benchmark will vary.

See explanation of benchmark definitions on A-61 – A-64

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Small-capitalization value U.S. equities, as represented by the benchmark, finished the year with positive performance of 14.65% over the reporting period. Top contributors for the benchmark (and subsequently to the Fund’s performance) for the reporting period were the industrials sector at 3.87%, Consumer Discretionary 3.27%, and Financials 2.48%. The utilities sector at -0.40% the communication services sector at 0.01%, and Health Care 0.01% were among the lowest performers for the reporting period.

The Fund’s use of derivatives during the reporting period included using futures contracts to provide market exposure for cash balances and dividend accruals as well as to adjust market exposure to extended cash flow needs.

Franklin

For the reporting period, the Franklin managed portion of the Fund’s Class I underperformed the benchmark. In seeking long-term growth of capital for the Fund, we at Franklin seek to invest our portion of the Fund in small-capitalization companies that we believe are selling below their underlying worth and have the potential for capital appreciation. We target investments in historically successful companies, with understandable business models, good corporate governance and low debt, that we view as temporarily trading at depressed levels relative to future earnings power over the long term. We believe this active management investment approach constitutes our competitive advantage and can offer both meaningful upside potential and a degree of downside risk management in periods of financial market turbulence. We select securities without regard to benchmark comparisons, and we aim for long-term results.

Overweightings (relative to the benchmark) in the consumer discretionary, materials and information technology sectors, along with an underweight to the financials and energy sectors, hindered relative performance for our portion of the Fund during the reporting period. Individual companies detracting most from relative results included Envista, The Hanover Group and Green Plains Energy.

Envista, a manufacturer of dental products, detracted as financial results came in weaker than expectations. This was due to weak demand for dental procedures, softer sales of big-ticket imaging capital equipment and issues with management execution. Overall, we believe that the company is transforming its portfolio towards higher-growth, higher-margin products, while remaining focused on continuously improving its operating performance.

The Hanover Group, a property and casualty insurer, declined as results were negatively impacted by both significantly elevated natural catastrophe losses and the impact of rising inflationary trends on loss costs. While rising loss severity trends driven by elevated inflation have put pressure on insurance claim payouts, pricing trends have accelerated, reflecting industry discipline with rate increases expected to mitigate the impact of higher loss severity over time, which we believe will result in improving results.

US-based energy producer Green Plains Energy is among the leading ethanol producers in the United States and is transitioning its fuel generation methodology under its Green Plains Generation 2.0 plan. A lack of investor confidence regarding the timing and magnitude of the transition benefits weighed on the stock price during the period, causing it to detract from relative results. While we remain optimistic about management’s ability to execute, we reduced the Fund’s exposure to Green Plains Energy during the fourth quarter to control risk.

Conversely, underweightings to health care and utilities companies, as well as an overweight to the industrials sector, contributed to relative returns during the reporting period for our portion of the Fund. Our portion of the Fund’s best-performing stocks (relative to the benchmark) included Onto Innovation, TechnipFMC and UFP Industries.

Onto Innovation is a provider of metrology and inspection tools for the semiconductor industry. The shares contributed to results in the reporting period. The stock price rose as investors anticipate Onto will be a prime beneficiary of semiconductor equipment spending leveraged towards the next generation of chip architecture.

TechnipFMC, an oilfield equipment and services company, contributed to relative performance, driven by better-than-expected quarterly results throughout the period, an increase in oil prices, continued strength in offshore order inflow, and visibility on an improving industry order pipeline. Additionally, TechnipFMC restarted its dividend and expanded its share repurchase program.

Shares of UFP Industries outperformed. Despite headwinds from lumber price deflation, the company has posted several consecutive quarters of double-digit EBITDA (earnings before interest, taxes, depreciation and amortization) margins and management reiterated their confidence in maintaining the margin above 10% in the future. UFP has historically not purchased large amounts of its own stock, but as cash on the balance sheet continues to grow, the company has become more active.

Among the new positions initiated during the reporting period for the portion of the Fund that we manage included real estate services company Colliers, residential building products company HNI Corporation, financial company Piper Sandler, chemical products company Olin Corporation and others. During the reporting period, we exited positions that included apparel company Capri Holdings, restaurant chain Denny’s, personal and business insurance provider Selective Insurance, and supply chain and logistics company Saia, Inc.

Small-Cap Growth Portfolio (managed by MFS Investment Management)

Q. How did the Fund perform for the year ended December 31, 2023?

A. For the year ended December 31, 2023, the Small-Cap Growth Portfolio’s Class I returned 14.20%, compared to a return of 18.66% for its benchmark, the Russell 2000 Growth Index.

See explanation of benchmark definitions on A-61 – A-64

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2023. For comparison purposes, the performance of Class P shares and its benchmark for the ten-year period ended December 31, 2023 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	MFS Investment Management began managing the Fund on May 1, 2020, and some investment policies changed at that time. Other firms managed the Fund before that date.

Average Annual Total Returns for the periods ended December 31, 2023(1)
	1 Year	5 Years	10 Years

Fund’s Class I	14.20%	10.80%	7.49%

Fund’s Class P	14.43%	11.02%	7.70%

Russell 2000 Growth Index	18.66%	9.22%	7.16%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. In seeking the Fund’s investment goal of capital appreciation, we at MFS invest the Fund’s assets in small-capitalization equity securities that we believe have above average earnings growth potential compared to other companies (growth companies). We use an active bottom-up investment approach to buying and selling investments for the Fund.

Stock selection in the consumer non-cyclical sector detracted from the Fund’s performance relative to the benchmark, led by the Fund’s overweight holdings of global consultancy services provider Thoughtworks, luxury wines producer Duckhorn Portfolio and medical device manufacturer Silk Road Medical (security was not held in the Fund at reporting period end). The share price of Thoughtworks fell as the company reduced its outlook given ongoing industry pressures and announced a decline in revenue in its retail and consumer segments, along with depressed margins due to higher employee costs. Off-benchmark holdings of business process management solutions provider WNS Holdings (India), video game services company Keywords Studios (United Kingdom) and dental equipment manufacturer Envista also held back relative results.

Security selection in the technology sector further hindered relative performance. Within this sector, not owning strong-performing server and storage systems services provider Super Micro Computer weighed on relative returns.

The Fund’s off-benchmark holdings of pet health and wellness services provider Petco Health & Wellness weakened relative performance. The company’s stock price came under pressure due to ongoing discretionary demand headwinds and higher-than-anticipated variable rate costs of its outstanding debt. Management also cut its profit guidance owing to inflationary pressures and promotional activities, such as price reductions targeting improved competitiveness against its peers. Additionally, holdings of industrial technology company Sensata Technologies, and subsystem device manufacturer Methode Electronics (security was not held in the Fund at reporting period end) held back relative results. The stock price for Methode Electronics sunk as unexpected near-term operating issues hindered results. Flat organic sales, increased expenses ahead of ramping electronic vehicle (EV) launches, and weakness in industrial end markets were among the key factors that negatively impacted the company’s share price performance.

Stock selection in both the industrial and consumer cyclical sectors contributed to relative performance. Within the industrial sector, the Fund’s off-benchmark holdings of insulation product distributor TopBuild, freight transportation services provider XPO, building products manufacturer AZEK, industrial products manufacturer Crane and purpose-made drug and medication packaging manufacturer Gerresheimer (Germany) strengthened relative results. The stock price for TopBuild appreciated as the company posted above-consensus operating results led by higher-than-expected TruTeam and specialty distribution sales and margins. The stock price for Crane rose as the company reported better-than-expected earnings results supported by strong sales performance. Management also raised its full-year guidance, which further supported the stock.

Within the consumer cyclical sector, the Fund’s off-benchmark holdings of discount retailer Ollie’s Bargain Outlet, sports footwear manufacturer On Holdings (Switzerland) and digital automotive wholesale retailer ACV Auctions aided relative returns. The stock price for Ollie’s Bargain Outlet rose after the company reported solid financial results as bargain hunters increasingly searched for the best deals, driven by fears of inflation and a possible recession. Ollie’s tends to perform well during challenging economic times as its loyal army of “cheapskate” customers tend to trade down from traditional department stores when their budgets get pinched.

See explanation of benchmark definitions on A-61 – A-64

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Small-Cap Index Portfolio (managed by BlackRock Investment Management, LLC)

Q. How did the Fund perform for the year ended December 31, 2023?

A. For the year ended December 31, 2023, the Small-Cap Index Portfolio’s Class I returned 16.20%, compared to a return of 16.93% for its benchmark, the Russell 2000 Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2023. For comparison purposes, the performance of Class P shares and its benchmark for the ten-year period ended December 31, 2023 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2023
	1 Year	5 Years	10 Years

Fund’s Class I	16.20%	9.33%	6.56%

Fund’s Class P	16.43%	9.55%	6.77%

Russell 2000 Index	16.93%	9.97%	7.16%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. We at BlackRock maintain the Fund’s strategy by seeking to replicate, as closely as possible, the total return of the benchmark as represented by the Russell 2000 Index. In accordance with our passive investment strategy, the Fund was positioned to match the risk characteristics of the benchmark throughout the reporting period. The benchmark does not hold any cash and does not incur expenses, and thus the performance of the Fund as compared to the benchmark will vary.

U.S. small capitalization equities, as represented by the benchmark, finished the year with positive performance of 16.93% over the reporting period. Top contributors for the benchmark (and subsequently to the Fund’s performance) for the reporting period were the industrials sector at 4.27%, the information technology sector at 3.28%, and the consumer discretionary sector at 2.82%. The utilities sector at -0.22%, the communication services sector at 0.21%, and the consumer staples sector at 0.66% were among the lowest performers for the reporting period.

The Fund’s use of derivatives during the reporting period included using futures contracts to provide market exposure for cash balances and dividend accruals as well as to adjust market exposure to extended cash flow needs.

Small-Cap Value Portfolio (managed by AllianceBernstein L.P.)

Q. How did the Fund perform for the year ended December 31, 2023?

A. For the year ended December 31, 2023, the Small-Cap Value Portfolio’s Class I returned 7.53%, compared to a return of 14.65% for its benchmark, the Russell 2000 Value Index.

See explanation of benchmark definitions on A-61 – A-64

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2023. For comparison purposes, the performance of Class P shares and its benchmark for the ten-year period ended December 31, 2023 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)

AllianceBernstein L.P. (“AB”) became sole sub-adviser of the Fund on October 30, 2015. AB was co-sub-adviser of the Fund from May 1, 2014 through October 29, 2015 and some investment policies changed during that time. Another firm managed the Fund before May 1, 2014.

Average Annual Total Returns for the periods ended December 31, 2023(1)
	1 Year	5 Years	10 Years

Fund’s Class I	7.53%	8.99%	6.24%

Fund’s Class P	7.74%	9.21%	6.45%

Russell 2000 Value Index	14.65%	10.00%	6.76%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. We at AllianceBernstein maintain the Fund’s investment objective by seeking long-term growth of capital. The Fund seeks undervalued small-capitalization stocks with attractive long-term earnings prospects. We believe small-capitalization stocks offer greater opportunity for fundamental stock selection since they are covered by fewer industry analysts. The Fund invests primarily in equity securities of small-capitalization U.S. companies.

Relative to the benchmark, overall security selection detracted the Fund’s performance during the reporting period. Specifically, security selection within the technology and financials sectors detracted, while selection in the communication services and materials sectors contributed.

Relative to the benchmark, sector selection contributed to the Fund’s performance. An overweight to the industrials sector and an underweight to the healthcare sector contributed to the Fund’s performance, while underweights to the financials and energy sectors detracted.

Detractors from Fund’s performance during the reporting period included health care company Pediatrix Medical Group and international food and personal care company Hain Celestial. Shares of Pediatrix Medical Group declined after the company reported results for the third quarter of the reporting period that included disappointing revenue and profitability. A combination of less newborns requiring neonatal care, shortened stays in Pediatrix units and higher labor expenses pressured the company’s results. Shares of Hain Celestial declined after reporting fiscal results for the third quarter of the reporting period with revenue and profits below expectations. The weakness was driven by declines in organic sales of products including snacks, teas and personal care.

Top contributors to the Fund’s performance included homebuilders KB Home and Taylor Morrison Home. KB Home and Taylor Morrison Home contributed after both reported results that beat expectations in the first and second quarters of the reporting period. Additionally, management commentary from both companies indicated a strong market that will help support profit margins as input costs such as lumber moderate. New home demand benefited from high interest rates, which is counter to investor expectations, as existing homeowners are reluctant to sell given the financial penalty of securing a new mortgage at a higher rate. New home starts have increased to fill this supply shortfall. As a result, the share prices for both companies increased during the reporting period.

Value Portfolio (managed by American Century Investment Management, Inc.)

Q. How did the Fund perform for the year ended December 31, 2023?

A. For the year ended December 31, 2023, the Value Portfolio’s Class I returned 3.77%, compared to a return of 11.46% for its benchmark, the Russell 1000 Value Index.

See explanation of benchmark definitions on A-61 – A-64

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2023. For comparison purposes, the performance of Class P shares and its benchmark for the ten-year period ended December 31, 2023 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	American Century Investment Management, Inc., began managing the Fund on November 2, 2020. Other firms managed the Fund before that date.

Average Annual Total Returns for the periods ended December 31, 2023(1)
	1 Year	5 Years	10 Years

Fund’s Class I	3.77%	7.82%	6.13%

Fund’s Class P	3.98%	8.04%	6.34%

Russell 1000 Value Index	11.46%	10.91%	8.40%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. We at American Century manage the Fund’s goal of seeking long-term growth of capital through a strategy of investing in large-cap U.S. companies that we believe are selling at a discount to their fair value. We seek to own higher-quality companies with superior risk/reward potential. We believe investing in these businesses should result in returns with lower volatility over time. Our research determines a downside and fair value potential for each security. By focusing on higher-quality companies and understanding their values, we believe we can take advantage of pricing opportunities and avoid value traps. This also offers the potential for downside protection.

For the reporting period, security selection and an underweight (relative to the benchmark) in the communication services sector detracted from relative results. Notably, lack of exposure to benchmark holding Meta Platforms weighed on performance. Shares of this technology conglomerate benefited during the reporting period from Meta Platforms’ cost-cutting efforts and its investments in artificial intelligence. We did not own the stock because, in our view, its risk/reward profile was less attractive relative to other stocks.

Our choice of investments in the industrials sector also hindered relative performance, and aerospace and defense company RTX was a key detractor. The share price of RTX (formerly Raytheon Technologies) fell after the company noted a problem with the powdered metal used in airplane engine manufacturing. In turn, RTX made the decision to compensate its airline customers as aircrafts are grounded while RTX replaces the contaminated parts.

Furthermore, stock selection and an underweight in the information technology sector detracted from performance. Notably, lack of exposure to benchmark holding Intel, a semiconductor company, weighed on results. The price of Intel’s shares rose during the reporting period from the company’s positive update on its data center road map. In addition, Intel announced cost cuts, and later in the reporting period it reported better-than-expected financial results.

Another notable detractor during the reporting period was Conagra Brands, an overweight holding in the Fund. Along with many of its peers, shares of this packaged-food producer were pressured as investors shifted toward less defensive sectors. Also, investors became concerned about consumers shifting to store brands to save money and about pushback on future price increases.

On the other hand, security selection and an underweight in the energy sector relative to the benchmark positively impacted performance. The Fund’s underweight position in Chevron was particularly beneficial, as Chevron’s shares underperformed after the company announced operational issues with two of its largest assets. Chevron also announced the expensive acquisition of Hess, another energy company.

Stock selection in the materials sector also helped results, and Packaging Corp of America was a key contributor. This packaging and logistics company reported strong financial results with improved year-over-year shipments of containerboard. Shares were also buoyed by the market’s expectations for a bottoming in demand for containerboard.

nVent Electric was another key contributor. This British electrical equipment supplier delivered solid financial results during the reporting period. The company completed its acquisition of ECM Industries, which the market viewed as a positive for nVent Electric’s top-line growth. Additionally, we believe that the company may benefit from government spending on infrastructure.

The Fund buys forward foreign currency contracts for hedging purposes to help protect the Fund against adverse currency movements due to holding foreign securities and to isolate stock selection as the primary driver of performance. The Fund benefited from the currency hedges due to the strength of the U.S. dollar.

See explanation of benchmark definitions on A-61 – A-64

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Value Advantage Portfolio (managed by J.P. Morgan Investment Management Inc.)

Q. How did the Fund perform for the year ended December 31, 2023?

A. For the year ended December 31, 2023, the Value Advantage Portfolio’s Class I returned 9.60%, compared to a return of 11.66% for its benchmark, the Russell 3000 Value Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2023. For comparison purposes, the performance of Class P shares and its benchmark for the ten-year period ended December 31, 2023 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gain distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2023
	1 Year	5 Years	10 Years

Fund’s Class I	9.60%	10.78%	8.19%

Fund’s Class P	9.82%	11.00%	8.41%

Russell 3000 Value Index	11.66%	10.84%	8.28%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. The cornerstone of JPMorgan’s investment philosophy for the Fund is the belief that companies possessing the ability to generate significant free cash flow and effectively allocate capital to create growth in value per share may, over the long-term, outperform stock market averages. We at JPMorgan seek to discover companies that offer the greatest potential against their current market value. While many companies may be considered cheap, our research process helps us to eliminate those that we believe do not possess the characteristics of a sound, long-term business and to identify those that we feel have been underrated or overlooked by the market.

In seeking the Fund’s investment goal of providing long-term total return from a combination of income and capital gains, we employ a bottom-up approach to stock selection, constructing the Fund based on company fundamentals and proprietary fundamental analysis. Our aim is to identify undervalued companies that have the potential to grow their intrinsic values per share and to purchase these companies at a discount, enabling the Fund to provide long-term total return through a combination of income and capital gains.

2023 was a historically difficult period for value as a style. Over the last 25 years, only two calendar years were more challenging relative to growth: 1999 and 2020. Given this market backdrop, it’s not surprising to see the Fund underperform the benchmark. An underweight (relative to the benchmark) to the technology sector and stock selection in the industrials sector detracted from performance, while stock selection in the health care sector contributed. While we faced stylistic headwinds by staying true to our philosophy with limited exposure to the handful of stocks that drove market returns, we believe that superior breadth will favor our style moving forward and we see plenty of opportunities for alpha generation.

Stock selection within the industrials sector was weighed down by aerospace and defense company RTX (formerly named Raytheon). Shares of RTX underperformed subsequent to news of a jet engine issue in their existing geared turbofan lineup of aircrafts. In response, management significantly lowered guidance through 2025, and will be conducting maintenance on all impacted engines. We trimmed our position given elevated near-term risks. We remain confident in the company’s long-term fundamentals. Additionally, we believe RTX’s impressive balance sheet and diversified business mix comprised of defense contracts and commercial aerospace provides an attractive risk/reward profile.

Our underweight position in social networking service provider META served as a detractor as shares rallied by a stunning 140% before leaving the benchmark in June of 2023. Yet, it’s interesting that on an absolute basis, META also served as the largest stock specific contributor to the Fund. We continue to own a position in the company given its strong free cash flow generation, resilient business model, and sturdy balance sheet.

Within the materials sector, Martin Marietta a producer of construction aggregates, has been a meaningful contributor for performance as the stock has proven an ability to consistently exceed earnings expectations. We continue to believe in the fundaments of Martin Marietta and continue to hold it in the Fund.

See explanation of benchmark definitions on A-61 – A-64

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Emerging Markets Portfolio (managed by Invesco Advisers, Inc)

Q. How did the Fund perform for the year ended December 31, 2023?

A. For the year ended December 31, 2023, the Emerging Markets Portfolio’s Class I returned 8.95%, compared to a return of 9.83% for its benchmark, the MSCI Emerging Markets Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2023. For comparison purposes, the performance of Class P shares and its benchmark for the ten-year period ended December 31, 2023 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	Invesco Advisers, Inc. acquired the prior firm managing the Fund and began managing the Fund effective May 24, 2019. Another firm managed the Fund before that date.

Average Annual Total Returns for the periods ended December 31, 2023(1)
	1 Year	5 Years	10 Years

Fund’s Class I	8.95%	1.93%	1.25%

Fund’s Class P	9.17%	2.14%	1.46%

MSCI Emerging Markets Index	9.83%	3.69%	2.66%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. We, the Invesco Emerging Markets Equity team, believe investment success requires both imagination and rigor. Differentiated research – focused on businesses, not stocks – allows us to unearth real options embedded in portfolio companies. Our long-term investment horizon allows us to capture opportunities often unappreciated by conventional wisdom. We are long-term investors in Emerging Markets with a high conviction portfolio focused on exceptional companies with durable long-term growth, sustainable advantages as well as global and local disruptors. While the majority of the Fund’s assets are invested in securities domiciled in emerging markets, a percentage of assets may be invested in securities of companies domiciled in developed markets that are economically tied to emerging markets. We remain steadfastly committed to truly active and idiosyncratic investing in Emerging Markets, which has underwritten the Fund’s strong long-term performance and growth of capital.

From a sector perspective, the largest detractor to relative performance (relative to the benchmark) was stock selection in the industrials sector. Stock selection and an overweight to the consumer discretionary sector was also a top detractor from relative performance. An underweight allocation and stock selection in the information technology sector also detracted from relative performance. The largest contributors to performance relative to the benchmark were stock selection in the materials, communication services, and real estate sectors.

From a country perspective, stock selection and an underweight allocation to South Korea was the largest detractor from relative performance. Stock selection in India and an underweight to Taiwan also detracted from performance. An overweight to Mexico was the largest contributor to relative performance. An underweight and stock selection in China and an underweight to Thailand also contributed to relative performance.

The Fund’s top absolute detractors for the reporting period were Yum China, ZTO Express, and H World Group.

Yum China operates a portfolio of quick serve restaurants in the underpenetrated Chinese market, with notable brands such as KFC and Pizza Hut. China’s broader economic recovery continues to disappoint, and consumer sentiment is weak. Recent downward guidance for same store sales caused a dramatic pullback in the price of the stock. We believe that the market has overreacted to the change in estimates and valuations are attractive at the reporting period end levels.

ZTO Express operates the largest express delivery company, by market share in China, providing consumers and merchants with segmented delivery services such as door to door delivery, same/next day delivery, and what is becoming a major differentiator, quality service. Near-term concerns about weak industry parcel volumes and increasing industry capacity has raised concerns about prolonged price competition. We continue to believe that ZTO’s investments in efficient and quality service, its economies of scale and last-mile capabilities will allow it to do better than peers and continue to grow its markets share.

H World Group is a pioneer in the Chinese hotel industry, primarily using a franchise model. In general, during the reporting period Chinese equities were negatively impacted by investor concerns that China’s economic recovery has been weaker than expected following the removal of Covid restrictions.

See explanation of benchmark definitions on A-61 – A-64

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The Fund’s largest individual contributors for the reporting period were Grupo Mexico, Taiwan Semiconductor Manufacturing Co., and NetEase.

Grupo Mexico is a diversified mining company based in Mexico that boasts a portfolio of unique assets including the fourth largest copper mine in the world. Globally, Grupo Mexico has the largest proven copper reserves, which could allow them to maintain current production levels for decades without significant exploration effort. Grupo Mexico’s copper reserves could prove valuable as the world requires increasing quantities of copper for the transition to renewable energy. The mining and rail subsidiaries are significantly cash generative, thanks to quality operations, providing Grupo Mexico with a strong balance sheet and optionality. Shares rallied late in the year due to stronger copper prices. The price of copper increased throughout December on the back of announced cuts to supply.

Taiwan Semiconductor Manufacturing Co. (TSMC) is one of the world’s leading semiconductor foundries and the key enabler of the new computing revolution, with multiple architectures, chip platforms and design teams competing to push computing and AI innovation. TSMC should be well positioned, as they continue migrating to next generation processing nodes led by inventory restocking, strong AI demand and rapid expansion.

NetEase is considered a leading developer and operator of personal computing (PC) and mobile games in China putting out titles such as Fantasy Westward Journey, one of the highest-grossing video games of all time. NetEase, had several well-performing gaming releases over the summer and has a strong gaming pipeline, with key titles to be released over the coming quarters.

International Growth Portfolio (managed by ClearBridge Investments, LLC)

Q. How did the Fund perform for the year ended December 31, 2023?

A. For the year ended December 31, 2023, the International Growth Portfolio’s Class I returned 13.73% compared to a return of 18.24% for its benchmark, the MSCI EAFE Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the period from inception on October 29, 2021 through December 31, 2023. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on October 29, 2021 through December 31, 2023 are also shown in the table below. The Fund’s performance reflects .reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2023
	1 Year	Since Inception (10/29/21)

Fund’s Class I	13.73%	(5.47%)

Fund’s Class P	14.16%	(5.20%)

MSCI EAFE Index	18.24%	0.63%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. We, the ClearBridge international growth team, seek out attractively valued stocks across all market capitalizations to construct a diversified portfolio of growth companies in developed and emerging markets outside the U.S. to seek the Fund’s investment goal of long-term growth of capital. We target growth companies across three categories – secular, structural and emerging – that give us the most opportunities to participate in the returns available through all market conditions while paying close attention to risk. Secular growth companies are issuers that have established businesses and leading market share in their respective industry with the balance sheets and pricing power to deliver consistent growth. Our structural growth segment allows us to own undervalued cyclicals and companies that have earnings that are temporarily depressed but that we believe should see a step change in forward earnings. Emerging growth companies are what many investors think of as growth companies with above average revenue growth and innovative business models that may be earlier in their growth lifecycle and investing heavily to fund future growth.

Relative to the benchmark, overall security selection detracted from the Fund’s performance during the reporting period. Specifically, stock selection within the industrials, financials, consumer staples, information technology (IT), utilities, energy and communication services sectors detracted from the Fund’s relative performance. Overweight allocations in the health care and consumer staples sectors also detracted from the Fund’s relative performance. On an individual holding basis, the leading detractors from relative Fund performance for the reporting period included positions in cosmetic company Shiseido (Japan) in the consumer staples sector and luxury good company Kering (France) in the consumer discretionary sector, which were hurt by weakness in demand from their core Chinese customers both in mainland China and through travel to Japan and other Asian tourist destinations. Similarly, insurance company AIA Group (Hong Kong) felt the impacts of a negative sentiment toward China and restricted travel to AIA’s main market in Hong Kong. Payment company Adyen (Netherlands) in the financials sector, saw its

See explanation of benchmark definitions on A-61 – A-64

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

shares fall sharply following a mid-year profit warning that resulted from increased competition in the U.S. market. Digital business services company Teleperformance (France) in the industrials sector, meanwhile, was hurt by taking on additional debt to acquire a competitor.

Relative to the benchmark, overall sector allocation contributed to the Fund’s performance during the reporting period. In particular, the Fund’s overweight in the IT sector and underweights in the energy and real estate sectors contributed to performance. Security selection in the materials, health care and consumer discretionary sectors also had a positive impact on relative returns. In terms of individual holdings, the leading contributors to relative Fund performance included positions in pharmaceutical company Novo Nordisk (Denmark) in the health care sector, which was supported by its leadership position in GLP-1 treatment for diabetes and obesity, a blockbuster market that we believe should only increase with more positive clinical trials for the treatments. Spain-based apparel maker Industria De Diseno Textil (Spain), in the consumer discretionary sector, was lifted by resilient consumer spending in the U.S. and the popularity of its Zara brand. London Stock Exchange Group (United Kingdom) rose on positive sentiment around synergies from its recent Refinitiv acquisition while investment company 3i Group (United Kingdom) in the financials sector was lifted by strong results in its private equity business. Electronics and semiconductor company Tokyo Electron (Japan) in the IT sector benefited from its role as an enabler of artificial intelligence.

During the reporting period, we established a number of new positions, including Tokyo Electron (Japan) and software company SAP (Germany) in the IT sector, pharmaceutical and biotechnology company AstraZeneca (United Kingdom) in the health care sector, aerospace contractor Safran (France) in the industrials sector and building materials supplier CRH (Ireland) in the materials sector. Notable sales in the period included the Fund’s positions in industrial gases and engineering company Linde (United Kingdom) in the materials sector, global bank BNP Paribas (France) in the financials sector, pharmaceutical maker Roche (Switzerland) in the health care sector, technology company TE Connectivity (Switzerland) in the IT sector and foodservice and facilities services companies Compass Group (United Kingdom) in the consumer discretionary sector.

International Large-Cap Portfolio (managed by MFS Investment Management)

Q. How did the Fund perform for the year ended December 31, 2023?

A. For the year ended December 31, 2023, the International Large-Cap Portfolio’s Class I returned 18.65%, compared to a return of 18.24% for its benchmark, the MSCI EAFE Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2023. For comparison purposes, the performance of Class P shares and its benchmark for the ten-year period ended December 31, 2023 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2023
	1 Year	5 Years	10 Years

Fund’s Class I	18.65%	10.37%	5.69%

Fund’s Class P	18.89%	10.59%	5.91%

MSCI EAFE Index	18.24%	8.16%	4.28%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the benchmark. For the reporting period, the Fund’s Class I outperformed the benchmark. We at MFS use a bottom-up investment style, involving the research of the fundamentals of each individual opportunity and analyzing certain aspects of a company such as earnings, cash flows, growth potential and management abilities. In managing the Fund, we invest primarily in the securities of foreign issuers with large market capitalizations in seeking the Fund’s investment goal of long-term growth of capital.

An overweight position in the technology sector contributed to the Fund’s performance relative to the benchmark. Within this sector, overweight positions in enterprise applications company SAP (Germany) and information solutions provider RELX Group (United Kingdom) and holding off-benchmark semiconductor manufacturer Taiwan Semiconductor Manufacturing (Taiwan) contributed to relative returns. The stock price of SAP rose as the company reported revenue and earnings beat, driven by strong growth in licensing fees within its Cloud business.

Security selection in both the basic materials and industrial sectors also aided relative results. Within the basic materials sector, an overweight position in industrial and medical gas supplier Air Liquide bolstered relative performance led by stronger-than-anticipated organic sales growth reported at the beginning of the reporting period. The share price was also supported by margin improvements as the firm was able to pass on high energy prices to customers. Within the industrial sector, overweight positions in diversified industrial manufacturer Rolls-Royce

See explanation of benchmark definitions on A-61 – A-64

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

(United Kingdom), electrical distribution equipment manufacturer Schneider Electric (France), electronics company Hitachi (Japan) and construction materials manufacturer Saint-Gobain (France) also helped relative results. The share price of Rolls-Royce rose on the back of much higher-than-expected LTSA (long-term service agreements) advances that are expected to generate higher profits, strong free cash flows and solid performance in its civil aerospace division. Additionally, the firm benefited from the implementation of a transformation program aimed at growing operating margins and improved operational efficiency by increasing working capital through better inventory management and a faster recovery of receivables.

The Fund’s off-benchmark position in discount airline operator Ryanair (Ireland) and an overweight position in investment management and banking firm UBS (Switzerland) further supported relative returns.

During the reporting period, the Fund’s relative currency exposure, resulting primarily from differences between the Fund’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, was another contributor to relative performance. All of our investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for portfolios we manage to have different currency exposure than the benchmark.

Stock selection, and to a lesser extent, an overweight position in the consumer, non-cyclical sector detracted from relative performance. Within this sector, overweight positions in pharmaceutical company Merck KGaA (Germany), crop science and pharmaceuticals Bayer (Germany), precision instruments and machines manufacturer Olympus (Japan), cosmetic products manufacturer Kose (Japan), wine and alcoholic beverage producer Pernod Ricard (France), sample and assay technologies for molecular diagnostics provider QIAGEN (Netherlands), premium drinks distributor Diageo (United Kingdom) and pharmaceutical and diagnostic company Roche Holding (Switzerland) held back relative returns. The share price of Merck KGaA fell following negative results of trials for Evobrutinib, a treatment for relapsing multiple sclerosis. Management also lowered its earnings guidance owing to foreign exchange headwinds and a higher tax rate, which further weighed on the stock price.

Security selection in the financial sector also dampened relative results led by an overweight position in insurance company AIA Group (Hong Kong). The share price of AIA Group declined at the beginning of the reporting period after having rallied in the fourth quarter of 2022 due to China’s post-COVID re-opening. Additionally, the suspension of the company’s share buyback program further dampened overall results.

Finally, not owning shares of semiconductor equipment manufacturer ASML (Netherlands) detracted from relative returns. During the period the stock price of ASML appreciated as management reported revenue and earnings results above consensus expectations, driven by strong demand for its deep ultraviolet and extreme ultraviolet lithography systems.

International Small-Cap Portfolio (managed by FIAM LLC)

Q. How did the Fund perform for the year ended December 31, 2023?

A. For the year ended December 31, 2023, the International Small-Cap Portfolio’s Class I returned 17.23%, compared to a return of 15.66% for its benchmark the MSCI ACWI ex USA Small Cap Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2023. For comparison purposes, the performance of Class P shares and its benchmark for the ten-year period ended December 31, 2023 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	FIAM LLC began managing the Fund on November 1, 2021, and some investment policies changed at that time. Other firms managed the Fund before that date.

Average Annual Total Returns for the periods ended December 31, 2023 (1)
	1 Year	5 Years	10 Years

Fund’s Class I	17.23%	7.58%	4.74%

Fund’s Class P	17.46%	7.79%	4.95%

MSCI ACWI ex USA Small Cap Index	15.66%	7.89%	4.88%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the benchmark. In our portfolio management of the Fund, we at FIAM utilize a fundamental analysis of factors such as each issuer’s financial condition and industry position, as well as market and economic conditions. In seeking the Fund’s goal of long-term growth of capital, we seek issuers in non-U.S. countries with smaller market capitalizations that generate

See explanation of benchmark definitions on A-61 – A-64

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

sustainable free cash flows, have sound balance sheets, and are led by capable management teams. We try to purchase such companies for the Fund when they are trading at a discount to intrinsic value.

On both a geographic and sector basis, stock selection contributed to performance during the reporting period. On a geographic basis, stock selection in the United Kingdom (UK) was the biggest contributor to returns. An out-of-benchmark position in Ashtead Technology Holdings, a UK-based subsea equipment rental and solutions firm, was a large portfolio contributor. Ashtead Technology Holdings shares jumped following news that the company acquired ACE Winches, a market leader in the design, manufacture, and hire of lifting, pulling, and deployment solutions.

On a sector basis, the most notable contribution came from stock selection in consumer staples, driven by an overweight position (relative to the benchmark) in Inghams Group, an Australia-based poultry product producer, which rose in Q3 after the company reported full year net income that beat analyst expectations. The stock rose further in Q4 after reporting strong consumer demand and improvements in wholesale pricing.

Among individual holdings, an out-of-benchmark position in Renesas Electronics, a Japan-based semiconductor manufacturer, was the single largest portfolio contributor. Renesas began the year benefiting from strong demand for its chips. The company also announced that it would buy back 40 million of its shares, or about 2% of those outstanding, from its largest shareholder. An overweight position in Mytilineos, a Greece-based industrial conglomerate, was the third largest contributor. Mytilineos shares rose following several favorable quarterly earnings reports, driven by strength in its energy division.

Conversely, the Fund’s holdings in the financials and health care sectors struggled. In the financials sector, an overweight position in CAB Payments, an UK-based cross-border payment processor, hurt performance. CAB Payments shares fell sharply after the company slashed its 2023 revenue forecasts, citing challenges in some of its key currency markets including central bank intervention in the West African Franc and the Central African Franc. In the health care sector, an overweight position in Ship Healthcare Holdings, a Japan-based medical equipment distributor detracted from performance. Ship Healthcare Holdings shares moved lower amid investor concerns regarding weakening overseas operations.

Stock selection in the communication services sector was another area of strength. In the communication services sector, an overweight position in International Games System, a Taiwanese arcade game company, boosted performance. International Games System shares gained in the final quarter of 2023 following a favorable earnings report, highlighted by strong revenue growth.

The Fund’s primary individual detractor from relative returns resided in the industrials sector. The lack of a position in benchmark holding Ecopro Co, a South Korean battery materials manufacturer hurt returns. Ecopro shares gained amid favorable investor sentiment during the year due to growing demand for batteries used in electric vehicles.

International Value Portfolio (managed by Wellington Management Company LLP)

Q. How did the Fund perform for the year ended December 31, 2023?

A. For the year ended December 31, 2023, the International Value Portfolio’s Class I returned 20.20%, compared to a return of 18.24% for its benchmark, the MSCI EAFE Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2023. For comparison purposes, the performance of Class P shares and its benchmark for the ten-year period ended December 31, 2023 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	Wellington Management Company LLP began managing the Fund on May 1, 2017, and some investment policies changed at that time. Other firms managed the Fund before that date.

Average Annual Total Returns for the periods ended December 31, 2023(1)
	1 Year	5 Years	10 Years

Fund’s Class I	20.20%	9.11%	3.67%

Fund’s Class P	20.45%	9.33%	3.88%

MSCI EAFE Index	18.24%	8.16%	4.28%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period the Fund’s Class I outperformed the benchmark. The Fund seeks long-term capital appreciation by investing primarily in a diversified portfolio of equity securities of developed non-U.S. companies that we at Wellington believe to be undervalued. We, the Wellington

See explanation of benchmark definitions on A-61 – A-64

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

portfolio management team, use a “contrarian value” approach to selecting securities, applying fundamental analysis to identify securities that we believe are undervalued by the market.

The primary driver of relative outperformance during the reporting period was the Fund’s security selection. Security selection within the financials, energy, and health care sectors were the top contributors to returns relative to the benchmark. This was partially offset by selections within the information technology and consumer discretionary sectors which detracted from performance. Sector allocation, a result of our fundamental security-selection process, weighed on relative performance. The Fund’s underweight positions (relative to the benchmark) to the information technology and industrials sectors, as well as an overweight to the energy sector detracted from relative returns. On the other hand, the Fund’s underweight positions in the consumer staples and health care sectors contributed to relative performance.

Geographically, the Fund’s holdings in Europe (excluding United Kingdom) and Asia-Pacific (excluding Japan) contributed the most to the Fund’s relative performance while holdings in Japan detracted.

Top contributors to relative performance during the reporting period included overweight allocations to UniCredit (Italy; financials) and UBS Group (Switzerland; financials). The share price of UniCredit rose as the company released earnings above consensus estimates consecutively throughout the reporting period and raised full-year 2023 guidance. Strong 2022 results led the company to distribute a total of 5.25 billion euros via buybacks and dividends over the reporting period. Shares of UBS also rose during the reporting period. Aside from consecutive quarterly earnings beat, the company ended both a 9 billion Swiss franc loss protection agreement and a public liquidity backstop after it took over Credit Suisse in March 2023. After recording a $29 billion gain linked to its takeover of Credit Suisse, UBS delivered the biggest-ever quarterly profit for a bank in the second quarter of 2023. We continued to hold both names as of the end of the reporting period.

Top detractors from benchmark-relative returns included not holding benchmark constituents Novo Nordisk (Denmark; health care) and ASML Holding (Netherlands; information technology). Novo Nordisk shares rose during the reporting period on the back of strong demand for their obesity and diabetes drugs. Semaglutide, Ozempic, and Wegovy all showed positive efficacy trial outcomes over the reporting period. As a result, Novo Nordisk raised their full-year 2023 guidance to reflect this momentum. The share price of ASML ended the year higher after experiencing fluctuations throughout the reporting period. The company has been caught up in the tensions over technology between the U.S. and China due to potential curbs on its exports to China. Toward the end of the reporting period, shares of ASML rose as overall sentiment around the semiconductor industry remained strong.

Health Sciences Portfolio (managed by BlackRock Investment Management, LLC)

Q. How did the Fund perform for the year ended December 31, 2023?

A. For the year ended December 31, 2023, the Health Sciences Portfolio’s Class I returned 3.42%, compared to a return of 26.29% for the broad-based S&P 500 Index and a return of 2.87% for the sector-specific benchmark, the Russell 3000 Health Care Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmarks for the ten-year period ended December 31, 2023. For comparison purposes, the performance of Class P shares and its benchmarks for the ten-year period ended December 31, 2023 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	BlackRock Investment Management, LLC began managing the Fund on May 1, 2014, and some investment policies changed at that time. Other firms managed the Fund before that date.

Average Annual Total Returns for the periods ended December 31, 2023(1)
	1 Year	5 Years	10 Years

Fund’s Class I	3.42%	10.34%	10.87%

Fund’s Class P	3.63%	10.57%	11.10%

S&P 500 Index	26.29%	15.69%	12.03%

Russell 3000 Health Care Index	2.87%	10.79%	10.92%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the sector-specific Russell 3000 Health Care Index while underperforming the broad-base S&P 500 Index. The investment objective of the Fund is to provide long-term growth of capital. The Fund is a diversified, all-weather healthcare portfolio constructed using the fundamental investment process. All relative comparisons in this discussion are to the sector-specific benchmark.

See explanation of benchmark definitions on A-61 – A-64

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Security selection contributed to the Fund’s relative returns during the reporting period, while sector allocation detracted. At a sub-sector level, stock selection within pharmaceuticals was the largest contributor to relative performance. Elsewhere, an overweight to the medical device & supplies sub-sector was the largest detractor from relative performance.

With regards to specific holdings, an underweight position in Pfizer was the single largest contributor to relative returns during the reporting period. After experiencing robust demand for its COVID-19 vaccine and Paxlovid products in 2022, Pfizer provided saw these revenues dwindle during the reporting period and issued 2024 guidance below investor expectations.

Similarly, an underweight position in Bristol-Myers Squibb also was as a top contributor to relative returns. The pharmaceutical company reported disappointing earnings over the period noting a slower ramp for certain key products launched over the year, negatively impacting the price of its shares.

An overweight position in Boston Scientific was a notable contributor to relative returns. The medical device company benefited from alleviating pandemic related headwinds during the reporting period. Specifically, the company benefited from more normalized elective procedure volumes as well as easing supply constraints that helped to drive strong earnings growth during 2023.

Elsewhere, an overweight position in Novocure was as a top detractor to relative returns during the reporting period. The oncology treatment provider reported strong clinical trial results in January but experienced declines as investors took profit on the stock. In August, the company released weaker than expected clinical trial data for its electric field-based ovarian cancer treatment.

Another notable detractor to relative performance was Biogen. While 2023 marked a pivotal year in the fight against Alzheimer’s as Biogen and partner Eisai’s drug Leqembi received Food & Drug Administration (FDA) approval, the product launch has been slower than expectations.

The Fund’s use of derivatives during the reporting period included utilizing forward contracts to hedge against currency fluctuations.

Real Estate Portfolio (managed by Principal Real Estate Investors, LLC)

Q. How did the Fund perform for the year ended December 31, 2023?

A. For the year ended December 31, 2023, the Real Estate Portfolio’s Class I returned 13.01%, compared to a return of 26.29% for the broad-based S&P 500 Index and a return of 12.27% for the sector-specific benchmark the MSCI U.S. REITs Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmarks for the ten-year period ended December 31, 2023. For comparison purposes, the performance of Class P shares and its benchmarks for the ten-year period ended December 31, 2023 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	Principal Real Estate Investors LLC began managing the Fund on May 1, 2018, and some investment policies changed at that time. Another firm managed the Fund before that date.

Average Annual Total Returns for the periods ended December 31, 2023(1)
	1 Year	5 Years	10 Years

Fund’s Class I	13.01%	8.41%	7.29%

Fund’s Class P	13.24%	8.63%	7.51%

S&P 500 Index	26.29%	15.69%	12.03%

MSCI U.S. REITs Index	12.27%	6.15%	6.29%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the broad-based benchmark and outperformed the sector-specific benchmark. We, the real estate securities team at Principal Real Estate Investors, utilize a fundamental style of investing. We rely on skilled portfolio managers and analysts to provide deep forward-looking perspectives and carry out rigorous, fundamental research on all investment opportunities. Security selection focuses on identifying relative stock mispricing amongst groups of comparable stocks. Excess return generation is bottom-up as we believe security selection is the most reliable and repeatable source of consistent outperformance. We construct portfolios to diversify risk and sources of excess returns, so excess return generation is consistent over the long term. Top-down and quantitative elements are incorporated but represent a minor role in our investment process.

The real estate sector trailed the performance of domestic equity markets (as measured by the broad-based benchmark) during the reporting period as expectations of higher for longer rates negatively impacted the yield sensitive real estate sector. Further, domestic equities rallied to end

See explanation of benchmark definitions on A-61 – A-64

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

the reporting period on enthusiasm over artificial intelligence, firmer than expected economic growth, prospects of an avoided deep recession, and hopes that Fed interest rates have peaked.

Relative to the sector-specific benchmark, the Fund outperformed on strong stock selection during the reporting period. The Fund’s preference for coastal over sunbelt apartment REITs contributed to performance as elevated supply in the latter market negatively impacted those issuers. An overweight to U.S. senior housing REITs demonstrating improving operating metrics contributed to the Fund’s performance as did an underweight to the net lease sector that was hurt by higher bond yields.

Relative to the sector-specific benchmark, an underweight to the more cyclical U.S. mall and hospitality companies was a detractor to performance as these groups benefitted during the reporting period from rising soft landing expectations. Industrial selection also negatively impacted performance given the Fund’s exposure to Southern California as that geographic region was hurt by a port strike as well as decelerating rent growth trends during the reporting period.

Technology Portfolio (managed by MFS Investment Management)

Q. How did the Fund perform for the year ended December 31, 2023?

A. For the year ended December 31, 2023, the Technology Portfolio’s Class I returned 53.68%, compared to a return of 26.29% for the broad-based S&P 500 Index and a return of 61.13% for the sector-specific benchmark, the S&P North American Technology Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmarks for the ten-year period ended December 31, 2023. For comparison purposes, the performance of Class P shares and its benchmarks for the ten-year period ended December 31, 2023 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	MFS Investment Management began managing the Fund on November 1, 2016, and some investment policies changed at that time. Other firms managed the Fund before that date.

Average Annual Total Returns for the periods ended December 31, 2023(1)
	1 Year	5 Years	10 Years

Fund’s Class I	53.68%	17.56%	12.18%

Fund’s Class P	53.98%	17.81%	12.41%

S&P 500 Index	26.29%	15.69%	12.03%

S&P North American Technology Index	61.13%	22.22%	18.72%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the broad-based S&P 500 Index and underperformed the sector-specific S&P North American Technology Index. We at MFS manage the Fund as an all-cap technology portfolio that historically has sought diversification across high quality durable growth and earlier stage growth companies. The MFS portfolio team leverages a deep bench of investment talent to drive a rigorous bottom-up stock selection process and identify the most attractive technology opportunities for the Fund on a global basis, with emphasis historically on the U.S. The below discussion regarding weight allocation is for the technology sector-specific benchmark index only.

The Fund’s overweight allocation to the consumer non-cyclical sector detracted from the Fund’s performance relative to the sector-specific benchmark, led by overweight positions in debit and credit transaction processing company Mastercard and payment processing solutions company WEX.

Security selection and an overweight allocation to the financial sector also weighed on relative results. Within this sector, off-benchmark holdings of financial services provider Charles Schwab (security was not held in the Fund at reporting period end), insurance services provider Arthur J. Gallagher and risk management and human capital consulting services provider Aon weakened relative returns. The stock price of Charles Schwab fell as clients withdrew cash deposits to pursue higher interest rates. In addition, Schwab shares traded off along with the recent regional bank failures before recovering some of its lost ground later in the 4th quarter. Although revenue and earnings results at Arthur J Gallagher remained healthy due to strong competitive positioning and higher P&C rates, the share price of the company lagged the benchmark during the strong momentum rally that occurred in the broader technology sector index.

The Fund’s underweight positions in strong-performing computer graphics processor maker NVIDIA and social networking service provider Meta Platforms hindered relative returns. The stock price of NVIDIA climbed as the company reported earnings per share results

See explanation of benchmark definitions on A-61 – A-64

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

well above expectations, primarily driven by stronger-than-expected revenue growth within its data center, generative AI, and networking segments. Revenue and earnings per share guidance were significantly above expectations, driven by continued robust demand related to generative AI. The share price of Meta Platforms rose as the company cited plans to cut costs and invest in artificial intelligence, including adding generative AI to text, image, and video generators across its network of apps, including Facebook and Instagram. Additionally, an off-benchmark short position, for risk management purposes, in Invesco QQQ Trust (sold prior to reporting period end) and off-benchmark holdings of technology services provider Endava (sold prior to reporting period end) held back relative results. An overweight position in integrated software solutions provider Black Knight (sold prior to reporting period end) also dampened relative returns.

The Fund’s cash and/or cash equivalents position during the reporting period was also a detractor from relative performance. Under normal market conditions, the Fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the Fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

The Fund’s underweight allocation to the communications sector benefited relative performance led by an underweight position in computer and personal electronics maker Apple (sold prior to reporting period end). The stock price of Apple fell as the company posted multiple quarters of declining sales and predicted similar performance for the current reporting period, hurt primarily by declining iPad and Mac sales following the pandemic-driven surge.

A combination of stock selection and an underweight position in the industrial sector also helped relative results, however, there were no individual stocks within this sector, either in the Fund or in the benchmark, that were among the Fund’s top relative contributors over the reporting period.

The Fund’s overweight allocation to the consumer cyclical sector bolstered relative performance, however, there were no individual stocks within this sector, either in the Fund or in the benchmark, that were among the Fund’s top relative contributors over the reporting period.

Not owning shares of network equipment company Cisco Systems, semiconductor company Texas Instruments, human capital management services provider Automatic Data Processing and diversified technology products and services company International Business Machines (IBM) supported relative performance. Although Cisco Systems posted robust earnings results, its shares fell over a softer-than-anticipated outlook led by weaker-than-expected order growth and higher-than-expected inventory levels. The share price of Texas Instruments declined as the company reduced its forward earnings guidance, owing to weakness across its end markets, and experienced market share loss and higher capital expenses over the reporting period. Although Automatic Data Processing delivered quarterly guidance in line with expectations, the stock price declined on what appeared to have been concerns over a slowdown in its professional services segment.

Additionally, underweight positions in digital payment services provider Visa (sold prior to reporting period end) and electronic equipment and circuit company Analog Devices, and overweight positions in enterprise cloud computing solutions provider ServiceNow, network security solutions provider Palo Alto Networks and software company Adobe Systems further aided relative returns.

The Fund’s use of derivatives during the reporting period included purchasing and writing options on indices to manage risk.

ESG Portfolios

Performance

Since the performance of the ESG Diversified Portfolio and the ESG Diversified Growth Portfolio is a composite of the performance of each of the ESG Underlying Funds in which it invests (which may include bonds and domestic and/or international equities), there is no one, broad-based index to use as a meaningful comparison to an ESG Portfolio’s performance. Therefore, we at PLFA have provided information for three broad-based indices to use as a comparison to each ESG Portfolio’s performance. In addition, to assist in performance comparisons, composite benchmarks were constructed for each ESG Portfolio, each of which is comprised of the three broad-based indices shown below.

The composition of the composite benchmark generally reflects the ESG Portfolios’ respective exposures to the broad asset classes for domestic equity, international equity and fixed income. However, the actual allocation of an ESG Portfolio could vary because of factors such as market performance and adjustments to allocations within each ESG Portfolio’s expected allocation ranges. Performance for these broad-based indices for the year ended December 31, 2023 is shown in the following table:

Broad-Based Indices
S&P 500 Index (U.S. Stocks)	26.29%
MSCI ACWI ex USA (International Stocks)	15.62%
Bloomberg US Aggregate Bond Index (Fixed Income)	5.53%

The benchmark indices for the ESG Underlying Funds may differ from the ESG Portfolios’ broad-based indices. The ESG Portfolios may not be invested in all eligible ESG Underlying Funds.

See explanation of benchmark definitions on A-61 – A-64

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

ESG Diversified Portfolio (managed by Pacific Life Fund Advisors LLC)

Q. How did the Fund perform for the year ended December 31, 2023?

A. For the year ended December 31, 2023, the ESG Diversified Portfolio’s Class I returned 15.78%, compared to a return of 26.29% for the S&P 500 Index, a return of 5.53% for the Bloomberg US Aggregate Index and a return of 16.14% for the ESG Diversified Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the period from inception on April 30, 2021 through December 31, 2023. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on April 30, 2021 through December 31, 2023 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2023
	1 Year	Since Inception (4/30/21)

Fund’s Class I	15.78%	1.23%

Fund’s Class P	16.01%	1.44%

S&P 500 Index	26.29%	6.72%

Bloomberg US Aggregate Bond Index	5.53%	(2.75%)

ESG Diversified Composite Benchmark	16.14%	1.98%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the ESG Diversified Composite Benchmark. To seek long-term growth of capital and low to moderate income, while giving consideration to certain environmental, social and governance (ESG) criteria, the Fund invests in various strategies under normal circumstances that have an ESG focus or that otherwise meet PLFA’s ESG investment criteria. Under normal market conditions, the Fund’s exposures to the two broad asset classes of debt and equity are expected to be within the following ranges: 35-45% (debt or fixed income) and 55-65% (equity). The majority of the Fund’s assets was allocated to three ESG-focused domestic equity strategies and two ESG-focused international equity strategies. The Fund held its remaining allocation in four ESG-focused fixed income strategies since the Fund’s inception.

Among the domestic equity group, the Fidelity U.S. Sustainability Index Fund contributed to performance as it outperformed the S&P 500 Index during the Funds’ reporting period. On the other hand, the Calvert Small-Cap Fund detracted from performance.

From the fixed income group, the Calvert Green Bond Fund detracted from performance, as it underperformed the Bloomberg US Aggregate Bond Index during the reporting period. Nevertheless, the Aristotle ESG Core Bond Fund contributed to performance.

ESG Diversified Growth Portfolio (managed by Pacific Life Fund Advisors LLC)

Q. How did the Fund perform for the year ended December 31, 2023?

A. For the year ended December 31, 2023, the ESG Diversified Growth Portfolio’s Class I returned 17.66%, compared to a return of 26.29% for the S&P 500 Index, a return of 5.53% for the Bloomberg US Aggregate Bond Index and a return of 19.83% for the ESG Diversified Growth Composite Benchmark.

See explanation of benchmark definitions on A-61 – A-64

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the period from inception on October 29, 2021 through December 31, 2023. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on October 29, 2021 through December 31, 2023 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2023
	1 Year	Since Inception (10/29/21)

Fund’s Class I	17.66%	(1.19%)

Fund’s Class P	17.90%	(1.02%)

S&P 500 Index	26.29%	3.29%

Bloomberg US Aggregate Bond Index	5.53%	(3.84%)

ESG Diversified Growth Composite Benchmark	19.83%	1.05%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the ESG Diversified Growth Composite Benchmark. To seek long-term growth of capital and low to moderate income, while giving consideration to certain environmental, social and governance (ESG) criteria, the Fund invests in various strategies under normal circumstances that have an ESG focus or that otherwise meet PLFA’s ESG investment criteria. Under normal market conditions, the Fund’s exposures to the two broad asset classes of debt and equity are expected to be within the following ranges: 15-30% (debt or fixed income) and 70-85% (equity). Roughly three-fourths of the Fund’s assets was allocated to three ESG-focused domestic equity strategies and two ESG-focused international equity strategies. The Fund held its remaining allocation in three ESG-focused fixed income strategies since the Fund’s inception.

Among the domestic equity group, the Fidelity U.S. Sustainability Index Fund contributed to performance as it outperformed the S&P 500 Index during the Fund’s reporting period. On the other hand, the Calvert Small-Cap Fund detracted from performance.

From the fixed income group, the Calvert Green Bond Fund detracted from performance, as it underperformed the Bloomberg US Aggregate Bond Index during the reporting period. Nevertheless, the Aristotle ESG Core Bond Fund contributed to performance.

PSF Avantis Balanced Allocation Portfolio

Performance

Since the performance of the PSF Avantis Balanced Allocation Portfolio is a composite of the performance of each of the Balanced Allocation Underlying Funds in which it invests (which may include bonds and domestic and/or international equities), there is no one, broad-based index to use as a meaningful comparison to the PSF Avantis Balanced Allocation Portfolio’s performance. Therefore, we at PLFA have provided information for three broad-based indices to use as a comparison to the PSF Avantis Balanced Allocation Portfolio’s performance. In addition, to assist in performance comparisons, a composite benchmark was constructed for the PSF Avantis Balanced Allocation Portfolio, comprised of the three broad-based indices shown below.

The composition of the composite benchmark generally reflects the PSF Avantis Balanced Allocation Portfolio’s respective exposures to the broad asset classes for domestic equity, international equity and fixed income. However, the actual allocation of the PSF Avantis Balanced Allocation Portfolio could vary because of factors such as market performance and adjustments to allocations within the PSF Avantis Balanced Allocation Portfolio’s expected allocation ranges. Performance for these broad-based indices for the year ended December 31, 2023 is shown in the following table:

Broad-Based Indices
S&P 500 Index (U.S. Stocks)	26.29%
MSCI EAFE (International Stocks)	18.24%
Bloomberg US Aggregate Bond Index (Fixed Income)	5.53%

The benchmark indices for the Balanced Allocation Underlying Funds may differ from the PSF Avantis Balanced Allocation Portfolio’s broad-based indices. The PSF Avantis Balanced Allocation Portfolio may not be invested in all eligible Balanced Allocation Underlying Funds.

See explanation of benchmark definitions on A-61 – A-64

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

PSF Avantis Balanced Allocation Portfolio (managed by Pacific Life Fund Advisors LLC)

Q. How did the Fund perform for the year ended December 31, 2023?

A. For the year ended December 31, 2023, the PSF Avantis Balanced Allocation Portfolio’s Class D returned 13.83%, compared to a return of 26.29% for the S&P 500 Index, a return of 5.53% for the Bloomberg US Aggregate Bond Index and a return of 16.53% for the PSF Avantis Balanced Allocation Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class D shares of the Fund to its benchmarks for the period from inception on April 29, 2016 through December 31, 2023. For comparison purposes, the performance of Class P shares and its benchmarks for the period from inception of Class P on October 31, 2019 through December 31, 2023 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2023
	1 Year	5 Year	Since Inception (4/29/16)

Fund’s Class D	13.83%	7.88%	6.64%

S&P 500 Index	26.29%	15.69%	13.57%

Bloomberg US Aggregate Bond Index	5.53%	1.10%	1.08%

PSF Avantis Balanced Allocation Composite Benchmark	16.53%	8.89%	7.66%
	1 Year	Since Inception (10/30/19)

Fund’s Class P	14.12%	6.02%

S&P 500 Index	26.29%	13.20%

Bloomberg US Aggregate Bond Index	5.53%	(0.59%)

PSF Avantis Balanced Allocation Composite Benchmark	16.53%	6.78%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class D underperformed the Composite Benchmark. To seek long-term growth of capital and low to moderate income, under normal market conditions, the Fund’s exposures to the two broad asset classes of debt and equity are expected to be within the following ranges: 35-45% (debt or fixed income) and 55-65% (equity). The majority of the Fund’s assets was allocated to five quantitatively managed domestic equity strategies and two quantitatively driven international equity strategies during the reporting period. The Fund held its remaining allocation in quantitatively managed fixed income strategies.

PLFA’s allocation to the fixed income group primarily detracted from performance during the reporting period. However, PLFA’s allocation to the domestic equity and international equity groups contributed positively to performance.

Among the equity group, the American Century Ultra Fund primarily contributed to performance during the reporting period. On the other hand, the Avantis US Equity ETF and Avantis Real Estate ETF Fund detracted from performance.

From the fixed income group, the American Century Diversified Corporate Bond ETF contributed to performance during the reporting period. On the other hand, the American Century Short Duration Fund detracted from performance.

Pacific Dynamix Portfolios

Performance

Since the performance of each Pacific Dynamix Portfolio is a composite of the performance of each of the Pacific Dynamix Underlying Funds in which it invests (which may include bonds and domestic and/or international equities), there is no one, broad-based index to use as a meaningful comparison to a Pacific Dynamix Portfolio’s performance. Therefore, we at PLFA have provided information for three broad-based indices to use as a comparison to each Pacific Dynamix Portfolio’s performance. In addition, to assist in performance comparisons, composite benchmarks were constructed for each Pacific Dynamix Portfolio, each of which is comprised of the three broad-based indices shown below.

The composition of the composite benchmark generally reflects the Pacific Dynamix Portfolios’ respective exposures to the broad asset classes for domestic equity, international equity and fixed income. However, the actual allocation of a Pacific Dynamix Portfolio could vary because of

See explanation of benchmark definitions on A-61 – A-64

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

factors such as market performance and adjustments to allocations within each Pacific Dynamix Portfolio’s expected allocation ranges. Performance for these broad-based indices for the year ended December 31, 2023 is shown in the following table:

Broad-Based Indices
S&P 500 Index (U.S. Stocks)	26.29%
MSCI World ex USA Index (International Stocks)	17.94%
Bloomberg US Aggregate Bond Index (Fixed Income)	5.53%

The benchmark indices for the Pacific Dynamix Underlying Funds may differ from the Pacific Dynamix Portfolios’ broad-based indices. Each Pacific Dynamix Portfolio may not be invested in all eligible Pacific Dynamix Underlying Funds.

Pacific Dynamix-Conservative Growth Portfolio (managed by Pacific Life Fund Advisors LLC)

Q. How did the Fund perform for the year ended December 31, 2023?

A. For the year ended December 31, 2023, the Pacific Dynamix-Conservative Growth Portfolio’s Class I returned 11.68%, compared to a return of 5.53% for the Bloomberg US Aggregate Bond Index, a return of 26.29% for the S&P 500 Index and a return of 12.76% for the Pacific Dynamix-Conservative Growth Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmarks for the ten-year period ended December 31, 2023. For comparison purposes, the performance of Class P shares and its benchmarks for the period from inception of Class P on October 31, 2019 through December 31, 2023 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2023
	1 Year	5 Years	10 Years

Fund’s Class I	11.68%	5.69%	4.51%

Bloomberg US Aggregate Bond Index	5.53%	1.10%	1.81%

S&P 500 Index	26.29%	15.69%	12.03%

Pacific Dynamix-Conservative Growth Composite Benchmark	12.76%	6.37%	5.30%
	1 Year	Since Inception (10/31/19)

Fund’s Class P	11.91%	4.10%

Bloomberg US Aggregate Bond Index	5.53%	(0.59%)

S&P 500 Index	26.29%	13.20%

Pacific Dynamix-Conservative Growth Composite Benchmark	12.76%	4.40%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the Pacific Dynamix-Conservative Growth Composite Benchmark. To seek current income and moderate growth of capital, under normal market conditions, the Fund’s exposures to the two broad asset classes of debt and equity are expected to be within the following ranges: 50-70% (debt or fixed income) and 30-50% (equity). The Fund held just over half of its allocation in passively managed fixed income strategies during the reporting period. The remainder of the Fund was allocated to five passively managed domestic equity strategies and two indexed international equity strategies.

At the broad asset class level, the fixed income group outperformed the Bloomberg US Aggregate Bond Index, the domestic equity group underperformed the S&P 500 Index, and the international equity group was in line with the MSCI World ex USA Index.

In the fixed income group, the PD Aggregate Bond Index, PD 1-3 Year Corporate Bond and PD High Yield Bond Market Portfolios seek to match the returns of the Bloomberg US Aggregate Bond Index, Bloomberg US 1-3 Year Corporate Bond Index and Bloomberg US High-Yield 2% Issuer Capped Bond Index, respectively, before taking into account fund costs. The exposure to high yield bonds contributed to performance.

In the domestic equity group, the PD Large-Cap Growth Index and PD Large-Cap Value Index Portfolios seek to match the returns of the Russell 1000 Growth Index and Russell 1000 Value Index, respectively, before taking into account fund costs. The PD Mid-Cap Index Portfolio seeks to replicate the returns of the Russell Midcap Index. The PD Small-Cap Growth Index and PD Small-Cap Value Index Portfolios seek to

See explanation of benchmark definitions on A-61 – A-64

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

replicate the returns of the Russell 2000 Growth Index and Russell 2000 Value Index, respectively. The exposure to large-capitalization growth contributed to performance, whereas exposures to value and small-capitalization stocks detracted from performance.

In the international equity group, the PD Emerging Markets Index Portfolio detracted from performance as Chinese stocks dragged on returns.

Pacific Dynamix-Moderate Growth Portfolio (managed by Pacific Life Fund Advisors LLC)

Q. How did the Fund perform for the year ended December 31, 2023?

A. For the year ended December 31, 2023, the Pacific Dynamix-Moderate Growth Portfolio’s Class I returned 15.04%, compared to a return of 26.29% for the S&P 500 Index, a return of 5.53% for the Bloomberg US Aggregate Bond Index and a return of 16.49% for the Pacific Dynamix- Moderate Growth Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmarks for the ten-year period ended December 31, 2023. For comparison purposes, the performance of Class P shares and its benchmarks for the period from inception of Class P on October 31, 2019 through December 31, 2023 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2023
	1 Year	5 Years	10 Years

Fund’s Class I	15.04%	7.89%	5.85%

S&P 500 Index	26.29%	15.69%	12.03%

Bloomberg US Aggregate Bond Index	5.53%	1.10%	1.81%

Pacific Dynamix-Moderate Growth Composite Benchmark	16.49%	8.94%	6.96%
	1 Year	Since Inception (10/31/19)

Fund’s Class P	15.27%	6.21%

S&P 500 Index	26.29%	13.20%

Bloomberg US Aggregate Bond Index	5.53%	(0.59%)

Pacific Dynamix-Moderate Growth Composite Benchmark	16.49%	6.82%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the Pacific Dynamix-Moderate Growth Composite Benchmark. To seek long-term growth of capital and low to moderate income, under normal market conditions, the Fund’s exposures to the two broad asset classes of debt and equity are expected to be within the following ranges: 30-50% (debt or fixed income) and 50-70% (equity). The Fund held just under half of its allocation in passively managed fixed income strategies during the reporting period. Nearly two-thirds of the Fund was allocated to five passively managed domestic equity strategies and two indexed international equity strategies.

At the broad asset class level, the fixed income group outperformed the Bloomberg US Aggregate Bond Index, the domestic equity group underperformed the S&P 500 Index, and the international equity group modestly underperformed the MSCI World ex USA Index.

In the domestic equity group, the PD Large-Cap Growth Index and PD Large-Cap Value Index Portfolios seek to match the returns of the Russell 1000 Growth Index and Russell 1000 Value Index, respectively, before taking into account fund costs. The PD Mid-Cap Index Portfolio seeks to replicate the returns of the Russell Midcap Index. The PD Small-Cap Growth Index and PD Small-Cap Value Index Portfolios seek to replicate the returns of the Russell 2000 Growth Index and Russell 2000 Value Index, respectively. The exposure to large-capitalization growth contributed to performance, whereas exposures to value and small-capitalization stocks detracted from performance.

In the international equity group, the PD Emerging Markets Index Portfolio detracted from performance as Chinese stocks dragged on returns.

In the fixed income group, the PD Aggregate Bond Index, PD 1-3 Year Corporate Bond and PD High Yield Bond Market Portfolios seek to match the returns of the Bloomberg US Aggregate Bond Index, Bloomberg US 1-3 Year Corporate Bond Index and Bloomberg US High-Yield 2% Issuer Capped Bond Index, respectively, before taking into account fund costs. The exposure to high yield bonds contributed to performance.

See explanation of benchmark definitions on A-61 – A-64

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Pacific Dynamix-Growth Portfolio (managed by Pacific Life Fund Advisors LLC)

Q. How did the Fund perform for the year ended December 31, 2023?

A. For the year ended December 31, 2023, the Pacific Dynamix-Growth Portfolio’s Class I returned 16.98%, compared to a return of 26.29% for the S&P 500 Index, a return of 5.53% for the Bloomberg US Aggregate Bond Index and a return of 19.90% for the Pacific Dynamix-Growth Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmarks for the ten-year period ended December 31, 2023. For comparison purposes, the performance of Class P shares and its benchmarks for the period from inception of Class P on October 31, 2019 through December 31, 2023 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2023
	1 Year	5 Years	10 Years

Fund’s Class I	16.98%	9.67%	6.95%

S&P 500 Index	26.29%	15.69%	12.03%

Bloomberg US Aggregate Bond Index	5.53%	1.10%	1.81%

Pacific Dynamix-Growth Composite Benchmark	19.90%	11.09%	8.19%
	1 Year	Since Inception (10/31/19)

Fund’s Class P	17.22%	7.70%

S&P 500 Index	26.29%	13.20%

Bloomberg US Aggregate Bond Index	5.53%	(0.59%)

Pacific Dynamix-Growth Composite Benchmark	19.90%	8.82%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the Pacific Dynamix-Growth Composite Benchmark. To seek moderately high, long-term growth of capital with low, current income, under normal market conditions, the Fund’s exposures to the two broad asset classes of debt and equity are expected to be within the following ranges: 10-30% (debt or fixed income) and 70-90% (equity). The Fund held most of its allocation in equity, including five passively managed domestic equity strategies and two indexed international equity strategies. The rest of the Fund was invested in passively managed fixed income strategies.

At the broad asset class level, the fixed income group outperformed the Bloomberg US Aggregate Bond Index, the domestic equity group underperformed the S&P 500 Index, and the international equity group underperformed the MSCI World ex USA Index.

In the domestic equity group, the PD Large-Cap Growth Index and PD Large-Cap Value Index Portfolios seek to match the returns of the Russell 1000 Growth Index and Russell 1000 Value Index, respectively, before taking into account fund costs. The PD Mid-Cap Index Portfolio seeks to replicate the returns of the Russell Midcap Index. The PD Small-Cap Growth Index and PD Small-Cap Value Index Portfolios seek to replicate the returns of the Russell 2000 Growth Index and Russell 2000 Value Index, respectively. The exposure to large-capitalization growth contributed to performance, whereas exposures to value and small-capitalization stocks detracted from performance.

In the international equity group, the PD Emerging Markets Index Portfolio detracted from performance as Chinese stocks dragged returns.

In the fixed income group, the PD Aggregate Bond Index, PD 1-3 Year Corporate Bond and PD High Yield Bond Market Portfolios seek to match the returns of the Bloomberg US Aggregate Bond Index, Bloomberg US 1-3 Year Corporate Bond Index and Bloomberg US High-Yield 2% Issuer Capped Bond Index, respectively, before taking into account fund costs. The exposure to high yield bonds contributed to performance.

Portfolio Optimization Portfolios

Performance

Since the performance of each Portfolio Optimization Portfolio is a composite of the performance of each of the Portfolio Optimization Underlying Funds in which it invests (which may include bonds and domestic and/or international equities), there is no one, broad-based index to use as a meaningful comparison to a Portfolio Optimization Portfolio’s performance. Therefore, we at PLFA have provided information for four broad-based indices to use as a comparison to each Portfolio Optimization Portfolio’s performance. In addition, to assist in performance comparisons, composite benchmarks were constructed for each Portfolio Optimization Portfolio, each of which is comprised of the four broad-based indices shown below.

See explanation of benchmark definitions on A-61 – A-64

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The composition of the composite benchmark generally reflects the Portfolio Optimization Portfolios’ respective exposures to the broad asset classes for domestic equity, international equity, fixed income and cash income. However, the actual allocation of a Portfolio Optimization Portfolio could vary because of factors such as market performance and adjustments to allocations within each Portfolio Optimization Portfolio’s expected allocation ranges. Performance for these broad-based indices for the year ended December 31, 2023 is shown in the following table:

Broad-Based Indices
S&P 500 Index (U.S. Stocks)	26.29%
MSCI EAFE Index (International Stocks)	18.24%
Bloomberg US Aggregate Bond Index (Fixed Income)	5.53%
ICE BofA U.S. 3-Month Treasury Bill (T-Bill) Index	5.01%

The benchmark indices for the Portfolio Optimization Underlying Funds may differ from the Portfolio Optimization Portfolios’ broad-based indices. Each Portfolio Optimization Portfolio may not be invested in all eligible Portfolio Optimization Underlying Funds.

Portfolio Optimization Conservative Portfolio (managed by Pacific Life Fund Advisors LLC)

Q. How did the Fund perform for the year ended December 31, 2023?

A. For the year ended December 31, 2023, the Portfolio Optimization Conservative Portfolio’s Class I returned 9.22%, compared to a return of 5.53% for the Bloomberg US Aggregate Bond Index, a return of 26.29% for the S&P 500 Index and a return of 9.09% for the Portfolio Optimization Conservative Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2023. For comparison purposes, the performance of Class P shares and its benchmarks for the period from inception of Class P on October 31, 2019 through December 31, 2023 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2023
	1 Year	5 Years	10 Years

Fund’s Class I	9.22%	3.13%	2.84%

Bloomberg US Aggregate Bond Index	5.53%	1.10%	1.81%

S&P 500 Index	26.29%	15.69%	12.03%

Portfolio Optimization Conservative Composite Benchmark	9.09%	3.89%	3.51%
	1 Year	Since Inception (10/31/19)

Fund’s Class P	9.44%	1.52%

Bloomberg US Aggregate Bond Index	5.53%	(0.59%)

S&P 500 Index	26.29%	13.20%

Portfolio Optimization Conservative Composite Benchmark	9.09%	2.31%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the Portfolio Optimization Conservative Composite Benchmark. To seek current income and preservation of capital, under normal market conditions, the Fund’s exposures to the two broad asset classes of debt and equity are expected to be within the following ranges: 60-90% (debt or fixed income) and 10-40% (equity). The Fund primarily held various fixed income strategies, with a small allocation to equity strategies, during the reporting period. Fixed income investments included intermediate-term bond, short duration securities, inflation-protected bond, emerging markets bond, high yield debt and floating rate loan strategies. The equity allocation mainly held domestic and foreign large-capitalization strategies during the reporting period.

From the broad asset class perspective, the Fund’s fixed income group outperformed the Bloomberg US Aggregate Bond Index. The domestic equity group underperformed the S&P 500 Index, and the international equity group underperformed the MSCI EAFE Index.

Over the reporting period, exposures to high yield, bank loans, and emerging markets debt contributed to performance. Furthermore, the Core Income Portfolio performed relatively well and contributed to performance. However, exposure to short-term bonds detracted from performance. Additionally, the Diversified Bond Portfolio underperformed and detracted from performance.

See explanation of benchmark definitions on A-61 – A-64

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

In the Fund’s domestic equities group, exposure to large-capitalization growth stocks primarily contributed to performance, as enthusiasm over AI benefitted a handful of large tech companies. However, the exposure to value stocks detracted from performance, as banking institutions struggled in an environment of tight financial conditions.

In the international equity group, exposure to emerging markets as well as the underperformance of the Emerging Markets Portfolio mainly detracted from performance, as Chinese stocks struggled over the reporting period. Furthermore, the International Growth Portfolio underperformed the MSCI EAFE Index and detracted from performance.

Portfolio Optimization Moderate-Conservative Portfolio (managed by Pacific Life Fund Advisors LLC)

Q. How did the Fund perform for the year ended December 31, 2023?

A. For the year ended December 31, 2023, the Portfolio Optimization Moderate-Conservative Portfolio’s Class I returned 11.06%, compared to a return of 5.53% for the Bloomberg US Aggregate Bond Index, a return of 26.29% for the S&P 500 Index and a return of 12.78% for the Portfolio Optimization Moderate-Conservative Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2023. For comparison purposes, the performance of Class P shares and its benchmarks for the period from inception of Class P on October 31, 2019 through December 31, 2023 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2023
	1 Year	5 Years	10 Years

Fund’s Class I	11.06%	4.95%	4.02%

Bloomberg US Aggregate Bond Index	5.53%	1.10%	1.81%

S&P 500 Index	26.29%	15.69%	12.03%

Portfolio Optimization Moderate-Conservative Composite Benchmark	12.78%	6.45%	5.25%
	1 Year	Since Inception (10/31/19)

Fund’s Class P	11.28%	3.23%

Bloomberg US Aggregate Bond Index	5.53%	(0.59%)

S&P 500 Index	26.29%	13.20%

Portfolio Optimization Moderate-Conservative Composite Benchmark	12.78%	4.65%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the Portfolio Optimization Moderate-Conservative Composite Benchmark. To seek current income and moderate growth of capital, under normal market conditions, the Fund’s exposures to the two broad asset classes of debt and equity are expected to be within the following ranges: 45-75% (debt or fixed income) and 25-55% (equity). The Fund had a diversified allocation mix that was modestly tilted to fixed income during the reporting period. Fixed income investments included strategies that consisted of intermediate-term bonds as well as short duration securities, inflation-protected bonds, emerging markets bonds, high yield debt and floating rate loans. The remainder of the Fund’s assets was held in equity strategies, with the exposure diversified across style (growth/value), market capitalization and region (including an allocation to foreign small-capitalization and emerging markets strategies).

From the broad asset class perspective, the Fund’s fixed income group outperformed the Bloomberg US Aggregate Bond Index. The domestic equity group underperformed the S&P 500 Index, and the international equity group underperformed the MSCI EAFE Index.

Over the reporting period, exposures to high yield, bank loans, and emerging markets debt contributed to performance. Furthermore, the Core Income Portfolio performed relatively well and contributed to performance. However, exposure to Treasury Inflation-Protected Securities (TIPS) detracted from performance. Additionally, the Diversified Bond Portfolio underperformed and detracted from performance.

In the Fund’s domestic equities group, exposure to large-capitalization growth stocks primarily contributed to performance, as enthusiasm over AI benefitted a handful of large tech companies. However, the exposure to value stocks detracted from performance, as banking institutions struggled in an environment of tight financial conditions. Additionally, the Value Portfolio underperformed its benchmark and detracted from performance.

See explanation of benchmark definitions on A-61 – A-64

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

In the international equity group, exposure to emerging markets as well as the underperformance of the Emerging Markets Portfolio mainly detracted from performance, as Chinese stocks struggled over the reporting period. Furthermore, the International Growth Portfolio underperformed the MSCI EAFE Index and detracted from performance.

Portfolio Optimization Moderate Portfolio (managed by Pacific Life Fund Advisors LLC)

Q. How did the Fund perform for the year ended December 31, 2023?

A. For the year ended December 31, 2023, the Portfolio Optimization Moderate Portfolio’s Class I returned 13.88%, compared to a return of 26.29% for the S&P 500 Index, a return of 5.53% for the Bloomberg US Aggregate Bond Index and a return of 15.50% for the Portfolio Optimization Moderate Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2023. For comparison purposes, the performance of Class P shares and its benchmarks for the period from inception of Class P on October 31, 2019 through December 31, 2023 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2023
	1 Year	5 Years	10 Years

Fund’s Class I	13.88%	6.78%	5.17%

S&P 500 Index	26.29%	15.69%	12.03%

Bloomberg US Aggregate Bond Index	5.53%	1.10%	1.81%

Portfolio Optimization Moderate Composite Benchmark	15.50%	8.26%	6.42%
	1 Year	Since Inception (10/31/19)

Fund’s Class P	14.10%	4.87%

S&P 500 Index	26.29%	13.20%

Bloomberg US Aggregate Bond Index	5.53%	(0.59%)

Portfolio Optimization Moderate Composite Benchmark	15.50%	6.32%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the Portfolio Optimization Moderate Composite Benchmark. To seek long-term growth of capital and low to moderate income, under normal market conditions, the Fund’s exposures to the two broad asset classes of debt and equity are expected to be within the following ranges: 30-60% (debt or fixed income) and 40-70% (equity). The equity holdings were diversified across style (growth/value), market capitalization and region (including allocations to foreign small-capitalization and emerging markets stocks). The Fund also maintained exposure to select market sectors such as publicly traded REITs. Fixed income investments included intermediate-term bonds, short duration securities, inflation-protected bonds, emerging markets bonds, high yield debt and floating rate loans.

From the broad asset class perspective, the Fund’s fixed income group outperformed the Bloomberg US Aggregate Bond Index. The domestic equity group underperformed the S&P 500 Index, and the international equity group underperformed the MSCI EAFE Index.

In the Fund’s domestic equity group, exposure to large-capitalization growth stocks primarily contributed to performance, as enthusiasm over AI benefitted a handful of large tech companies. However, the exposure to value stocks detracted from performance, as banking institutions struggled in an environment of tight financial conditions. Additionally, the Value Portfolio underperformed its benchmark and detracted from performance.

In the international equity group, exposure to emerging markets as well as the underperformance of the Emerging Markets Portfolio mainly detracted from performance, as Chinese stocks struggled over the reporting period. Furthermore, the International Growth Portfolio underperformed the MSCI EAFE Index and detracted from performance.

Over the reporting period, exposures to high yield, bank loans, and emerging markets debt contributed to performance. Furthermore, the Core Income Portfolio performed relatively well and contributed to performance. However, exposure to TIPS detracted from performance. Additionally, the Diversified Bond Portfolio underperformed and detracted from performance.

See explanation of benchmark definitions on A-61 – A-64

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Portfolio Optimization Growth Portfolio (managed by Pacific Life Fund Advisors LLC)

Q. How did the Fund perform for the year ended December 31, 2023?

A. For the year ended December 31, 2023, the Portfolio Optimization Growth Portfolio’s Class I returned 14.45%, compared to a return of 26.29% for the S&P 500 Index, a return of 5.53% for the Bloomberg US Aggregate Bond Index and a return of 19.31% for the Portfolio Optimization Growth Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2023. For comparison purposes, the performance of Class P shares and its benchmarks for the period from inception of Class P on October 31, 2019 through December 31, 2023 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2023
	1 Year	5 Years	10 Years

Fund’s Class I	14.45%	8.09%	6.04%

S&P 500 Index	26.29%	15.69%	12.03%

Bloomberg US Aggregate Bond Index	5.53%	1.10%	1.81%

Portfolio Optimization Growth Composite Benchmark	19.31%	10.78%	8.03%
	1 Year	Since Inception (10/31/19)

Fund’s Class P	14.68%	5.97%

S&P 500 Index	26.29%	13.20%

Bloomberg US Aggregate Bond Index	5.53%	(0.59%)

Portfolio Optimization Growth Composite Benchmark	19.31%	8.69%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the Portfolio Optimization Growth Composite Benchmark. To seek moderately high, long-term capital appreciation with low, current income, under normal market conditions, the Fund’s exposures to the two broad asset classes of debt and equity are expected to be within the following ranges: 15-45% (debt or fixed income) and 55-85% (equity). The equity group was diversified across style (growth/value), market capitalization and region (including allocations to foreign small-capitalization and emerging markets stocks). The Fund also maintained exposure to select market sectors such as publicly traded REITs. Fixed income investments included intermediate-term bonds, short duration securities, inflation-protected bonds, emerging markets bonds, high yield debt and floating rate loans.

From the broad asset class perspective, the Fund’s fixed income group outperformed the Bloomberg US Aggregate Bond Index. The domestic equity group underperformed the S&P 500 Index, and the international equity group underperformed the MSCI EAFE Index.

In the Fund’s domestic equity group, exposure to large-capitalization growth stocks primarily contributed to performance, as enthusiasm over AI benefitted a handful of large tech companies. However, the exposure to value stocks detracted from performance, as banking institutions struggled in an environment of tight financial conditions. Additionally, the Value Portfolio underperformed its benchmark and detracted from performance.

In the international equity group, exposure to emerging markets as well as the underperformance of the Emerging Markets Portfolio mainly detracted from performance, as Chinese stocks struggled over the reporting period. Furthermore, the International Growth Portfolio underperformed the MSCI EAFE Index and detracted from performance.

Over the reporting period, exposures to high yield, bank loans, and emerging markets debt contributed to performance. Furthermore, the Core Income Portfolio performed relatively well and contributed to performance. However, exposure to TIPS detracted from performance. Additionally, the Diversified Bond Portfolio underperformed and detracted from performance.

Portfolio Optimization Aggressive-Growth Portfolio (managed by Pacific Life Fund Advisors LLC)

Q. How did the Fund perform for the year ended December 31, 2023?

A. For the year ended December 31, 2023, the Portfolio Optimization Aggressive-Growth Portfolio’s Class I returned 15.96%, compared to a return of 26.29% for the S&P 500 Index, a return of 5.53% for the Bloomberg US Aggregate Bond Index and a return of 22.12% for the Portfolio Optimization Aggressive-Growth Composite Benchmark.

See explanation of benchmark definitions on A-61 – A-64

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2023. For comparison purposes, the performance of Class P shares and its benchmarks for the period from inception of Class P on October 31, 2019 through December 31, 2023 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2023
	1 Year	5 Years	10 Years

Fund’s Class I	15.96%	9.02%	6.56%

S&P 500 Index	26.29%	15.69%	12.03%

Bloomberg US Aggregate Bond Index	5.53%	1.10%	1.81%

Portfolio Optimization Aggressive-Growth Composite Benchmark	22.12%	12.52%	9.12%
	1 Year	Since Inception (10/31/19)

Fund’s Class P	16.19%	6.77%

S&P 500 Index	26.29%	13.20%

Bloomberg US Aggregate Bond Index	5.53%	(0.59%)

Portfolio Optimization Aggressive-Growth Composite Benchmark	22.12%	10.30%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the Portfolio Optimization Aggressive-Growth Composite Benchmark. To seek high, long-term capital appreciation, under normal market conditions, the Fund’s exposures to the two broad asset classes of debt and equity are expected to be within the following ranges: 0-30% (debt or fixed income) and 70-100% (equity). The Fund allocated primarily to domestic and international equity strategies which were diversified across style (growth/value), market capitalization and region (which include allocations to foreign small-capitalization and emerging markets stocks). The Fund also maintained exposure to select sectors such as publicly traded REITs as well as a small allocation to intermediate-term fixed income securities.

From the broad asset class perspective, the Fund’s fixed income group outperformed the Bloomberg US Aggregate Bond Index. The domestic equity group underperformed the S&P 500 Index, and the international equity group underperformed the MSCI EAFE Index.

In the Fund’s domestic equity group, exposure to large-capitalization growth stocks primarily contributed to performance, as enthusiasm over AI benefitted a handful of large tech companies. However, the exposure to value stocks detracted from performance, as banking institutions struggled in an environment of tight financial conditions. Additionally, the Value Portfolio underperformed its benchmark and detracted from performance.

In the international equity group, exposure to emerging markets as well as the underperformance of the Emerging Markets Portfolio mainly detracted from performance, as Chinese stocks struggled over the reporting period. Furthermore, the International Growth Portfolio underperformed the MSCI EAFE Index and detracted from performance.

Over the reporting period, exposures to high yield and emerging markets debt contributed to performance. Furthermore, the Core Income Portfolio performed relatively well and contributed to performance. However, exposure to TIPS detracted from performance. Additionally, the Diversified Bond Portfolio underperformed and detracted from performance.

PD 1-3 Year Corporate Bond Portfolio (managed by SSGA Funds Management, Inc.)

Q. How did the Fund perform for the year ended December 31, 2023?

A. For the year ended December 31, 2023, the PD 1-3 Year Corporate Bond Portfolio’s Class P returned 5.21%, compared to a return of 5.47% for its benchmark, the Bloomberg US 1-3 Year Corporate Bond Index.

See explanation of benchmark definitions on A-61 – A-64

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the period from inception on April 30, 2014 through December 31, 2023. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2023
	1 Year	5 Years	Since Inception (4/30/14)

Fund's Class P	5.21%	1.83%	1.50%

Bloomberg US 1-3 Year Corporate Bond Index	5.47%	2.17%	1.87%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P underperformed the benchmark. The Fund seeks investment results that correspond generally to the total return of an index that tracks the short-term U.S. corporate bond market. We, the SSGA FM indexed portfolio management team, use a stratified sampling approach to match the Fund’s major risk characteristics with those of the benchmark, and do not overweight or underweight sectors or securities with the intention of adding value above the benchmark. There is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor bond market performance.

As this is an indexed fund, primary factors that affected markets also affected the Fund’s performance. The main macroeconomic factors that detracted from Fund performance included inflation concerns, and an aggressive Fed hiking of interest rates. That said, nearly all U.S. bond indices experienced positive returns during the reporting period, even amid heightened volatility and uncertainty, as inflation steadily declined and the Fed signaled it may be ready to cut interest rates in 2024. Short term bonds tended to fare better in the first half of the reporting period with the absence of duration risk, however as yields began to fall in the fourth quarter, longer term bonds experienced magnified returns. Investors with exposure to corporate bonds enjoyed greater returns during the reporting period as the sector was supported by strong technicals and consistent issuance.

Trading had the largest impact on performance. Small deviations in security weightings resulting from our sampling process, especially within the consumer non-cyclical, electric, and capital goods sectors, contributed to relative performance.

PD Aggregate Bond Index Portfolio (managed by SSGA Funds Management, Inc.)

Q. How did the Fund perform for the year ended December 31, 2023?

A. For the year ended December 31, 2023, the PD Aggregate Bond Index Portfolio’s Class P returned 5.36%, compared to a return of 5.53% for its benchmark, the Bloomberg US Aggregate Bond Index.

See explanation of benchmark definitions on A-61 – A-64

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended December 31, 2023. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2023
	1 Year	5 Years	10 Years

Fund's Class P	5.36%	0.83%	1.58%

Bloomberg US Aggregate Bond Index	5.53%	1.10%	1.81%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P underperformed the benchmark. The Fund seeks investment results that correspond generally to the total return of an index that tracks the U.S. dollar-denominated investment grade bond market. We, the SSGA FM indexed portfolio management team, use a stratified sampling approach to match the Fund’s major risk characteristics with those of the benchmark and do not overweight or underweight sectors or securities with the intention of adding value above the benchmark. There is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor bond market performance.

As this is an indexed fund, primary factors that affected markets also affected the Fund’s performance. The main macroeconomic factors that detracted from Fund performance included inflation concerns, and an aggressive Fed hiking of interest rates. That said, nearly all U.S. bond indices experienced positive returns during the reporting period, even amid heightened volatility and uncertainty, as inflation steadily declined and the Fed signaled it may be ready to cut interest rates in 2024. Treasuries posted the strongest performance in the fourth quarter as yields declined amid optimism over potential rate cuts. Investors with exposure to corporate bonds enjoyed greater returns during the reporting period as the sector was supported by strong technicals and consistent issuance.

Small deviations in security weightings resulting from our sampling process (especially within the agency fixed-rate sector) as well as cash drag detracted from relative performance, while trading contributed positively to relative performance due to new issue premium and instances where the Fund received better pricing on a trade than the index’s end of day price.

PD High Yield Bond Market Portfolio (managed by SSGA Funds Management, Inc.)

Q. How did the Fund perform for the year ended December 31, 2023?

A. For the year ended December 31, 2023, the PD High Yield Bond Market Portfolio’s Class P returned 13.48%, compared to a return of 13.44% for its benchmark, the Bloomberg US High-Yield 2% Issuer Capped Bond Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended December 31, 2023. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2023
	1 Year	5 Years	10 Years

Fund's Class P	13.48%	5.31%	4.37%

Bloomberg US High-Yield 2% Issuer Capped Bond Index	13.44%	5.35%	4.59%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

See explanation of benchmark definitions on A-61 – A-64

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P outperformed the benchmark. The Fund seeks investment results that correspond generally to the total return of an index that tracks the U.S. high yield corporate bond market. We, the SSGA FM indexed portfolio management team, use a stratified sampling approach to match the Fund’s major risk characteristics with those of the benchmark, and do not overweight or underweight sectors or securities with the intention of adding value above the benchmark. There is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor bond market performance.

As this is an indexed fund, primary factors that affected markets also affected the Fund’s performance. The main macroeconomic factors that detracted from Fund performance included inflation concerns, and an aggressive Fed hiking of interest rates. That said, nearly all U.S. bond indices experienced positive returns during the reporting period, even amid heightened volatility and uncertainty, as inflation steadily declined and the Fed signaled it may be ready to cut interest rates in 2024. Investors with exposure to high yield corporate bonds enjoyed greater returns during the reporting period as the sector was supported by still-strong technicals. High yield credit spreads decreased by 1.36% over the period.

Small deviations in security weightings resulting from our sampling process contributed to relative performance, especially within the communications, consumer cyclical, and basic industry sectors. In addition, traditional trading costs contributed positively to relative performance due to new issue premium pickup as well as favorable pricing due to lower issuance.

PD Large-Cap Growth Index Portfolio (managed by BlackRock Investment Management, LLC)

Q. How did the Fund perform for the year ended December 31, 2023?

A. For the year ended December 31, 2023, the PD Large-Cap Growth Index Portfolio’s Class P returned 42.53%, compared to a return of 42.68% for its benchmark, the Russell 1000 Growth Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended December 31, 2023. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2023
	1 Year	5 Years	10 Years

Fund's Class P	42.53%	19.29%	14.64%

Russell 1000 Growth Index	42.68%	19.50%	14.86%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P underperformed the benchmark. We at BlackRock maintain the Fund’s strategy by seeking to replicate, as closely as possible, the total return of the benchmark as represented by the Russell 1000 Growth Index. In accordance with our passive investment strategy, the Fund was positioned to match the risk characteristics of the benchmark throughout the reporting period. The benchmark does not hold any cash and does not incur expenses, and thus the performance of the Fund as compared to the benchmark will vary.

Large-capitalization growth U.S. equities, as represented by the benchmark, finished the year with positive performance of (42.68%) over the reporting period. Top contributors for the benchmark (and subsequently to the Fund’s performance) for the reporting period the Information technology (24.68%), the Consumer Discretionary (7.34%), and the Consumer Services (5.09%). The Energy (-0.12%), the Real Estate (0.11%), and the Materials (0.25%) were among the lowest performers for the reporting period.

The Fund’s use of derivatives during the reporting period included using futures contracts to provide market exposure for cash balances and dividend accruals as well as to adjust market exposure to extended cash flow needs.

PD Large-Cap Value Index Portfolio (managed by BlackRock Investment Management, LLC)

Q. How did the Fund perform for the year ended December 31, 2023?

A. For the year ended December 31, 2023, the PD Large-Cap Value Index Portfolio’s Class P returned 11.31%, compared to a return of 11.46% for its benchmark, the Russell 1000 Value Index.

See explanation of benchmark definitions on A-61 – A-64

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended December 31, 2023. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2023
	1 Year	5 Years	10 Years

Fund's Class P	11.31%	10.82%	8.28%

Russell 1000 Value Index	11.46%	10.91%	8.40%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P underperformed the benchmark. We at BlackRock maintain the Fund’s strategy by seeking to replicate, as closely as possible, the total return of the benchmark as represented by the Russell 1000 Value Index. In accordance with our passive investment strategy, the Fund was positioned to match the risk characteristics of the benchmark throughout the reporting period. The benchmark does not hold any cash and does not incur expenses, and thus the performance of the Fund as compared to the benchmark will vary.

Large-capitalization value U.S. equities, as represented by the benchmark, finished the year with positive performance of (11.46%) over the reporting period. Top contributors for the benchmark (and subsequently to the Fund’s performance) for the reporting period were Financials (3.15%), Information Technology (2.65%), and Communication Services (2.57%). The Health Care (-0.89%), Utilities (-0.42%), and Consumer Staples (-0.13%) were among the lowest performers for the reporting period.

The Fund’s use of derivatives during the reporting period included using futures contracts to provide market exposure for cash balances and dividend accruals as well as to adjust market exposure to extended cash flow needs.

PD Mid-Cap Index Portfolio (managed by BlackRock Investment Management, LLC)

Q. How did the Fund perform for the year ended December 31, 2023?

A. For the year ended December 31, 2023, the PD Mid-Cap Index Portfolio’s Class P returned 16.95%, compared to a return of 17.23% for its benchmark, the Russell Midcap Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the period from inception on October 23, 2020 through December 31, 2023. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2023
	1 Year	Since Inception (10/23/20)

Fund’s Class P	16.95%	9.30%

Russell Midcap Index	17.23%	9.74%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

See explanation of benchmark definitions on A-61 – A-64

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P underperformed the benchmark. We at BlackRock maintain the Fund’s strategy by seeking to replicate, as closely as possible, the total return of the benchmark as represented by the Russell Midcap Index. In accordance with our passive investment strategy, the Fund was positioned to match the risk characteristics of the benchmark throughout the reporting period. The benchmark does not hold any cash and does not incur expenses, and thus the performance of the Fund as compared to the benchmark will vary.

Medium capitalization U.S. equities, as represented by the benchmark, finished the year with a positive performance of 17.23% over the reporting period. Top contributors for the benchmark (and subsequently to the Fund’s performance) for the reporting period were the industrials sector at 5.04%, the information technology sector at 4.53%, and the consumer discretionary sector at 2.74%. The utilities sector at -0.13%, the health care sector at 0.22%, and the energy sector at 0.31% were among the lowest performers for the reporting period.

The Fund’s use of derivatives during the reporting period included using futures contracts to provide market exposure for cash balances and dividend accruals as well as to adjust market exposure to extended cash flow needs.

PD Small-Cap Growth Index Portfolio (managed by BlackRock Investment Management, LLC)

Q. How did the Fund perform for the year ended December 31, 2023?

A. For the year ended December 31, 2023, the PD Small-Cap Growth Index Portfolio’s Class P returned 18.25%, compared to a return of 18.66% for its benchmark, the Russell 2000 Growth Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended December 31, 2023. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2023
	1 Year	5 Years	10 Years

Fund's Class P	18.25%	9.06%	7.00%

Russell 2000 Growth Index	18.66%	9.22%	7.16%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P underperformed the benchmark. We at BlackRock maintain the Fund’s strategy by seeking to replicate, as closely as possible, the total return of the benchmark as represented by the Russell 2000 Growth Index. In accordance with our passive investment strategy, the Fund was positioned to match the risk characteristics of the benchmark throughout the reporting period. The benchmark does not hold any cash and does not incur expenses, and thus the performance of the Fund as compared to the benchmark will vary.

Small-capitalization growth U.S. equities, as represented by the benchmark, finished the year with a positive performance of (18.66%) over the reporting period. Top contributors for the benchmark (and subsequently to the Fund’s performance) for the reporting period were Information Technology (5.12%), Industrials (4.66%), and Health Care (2.66%). The utilities sector at (-0.05%), Energy (0.27%), and Real Estate (0.28%), were among the lowest performers for the reporting period.

The Fund’s use of derivatives during the reporting period included using futures contracts to provide market exposure for cash balances and dividend accruals as well as to adjust market exposure to extended cash flow needs.

PD Small-Cap Value Index Portfolio (managed by BlackRock Investment Management, LLC)

Q. How did the Fund perform for the year ended December 31, 2023?

A. For the year ended December 31, 2023, the PD Small-Cap Value Index Portfolio’s Class P returned 14.19%, compared to a return of 14.65% for its benchmark, the Russell 2000 Value Index.

See explanation of benchmark definitions on A-61 – A-64

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended December 31, 2023. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2023
	1 Year	5 Years	10 Years

Fund's Class P	14.19%	9.77%	6.55%

Russell 2000 Value Index	14.65%	10.00%	6.76%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P underperformed the benchmark. We at BlackRock maintain the Fund’s strategy by seeking to replicate, as closely as possible, the total return of the benchmark as represented by the Russell 2000 Value Index. In accordance with our passive investment strategy, the Fund was positioned to match the risk characteristics of the benchmark throughout the reporting period. The benchmark does not hold any cash and does not incur expenses, and thus the performance of the Fund as compared to the benchmark will vary.

Small-capitalization value U.S. equities, as represented by the benchmark, finished the year with positive performance of (14.65%) over the reporting period. Top contributors for the benchmark (and subsequently to the Fund’s performance) for the reporting period were the industrials sector at (3.87%), the consumer discretionary sector at 3.27%, and the Financials (2.48%). The utilities sector at (-0.40%) the communication services sector at (0.01%), and Healthcare sector at (0.01%) were among the lowest performers for the reporting period.

The Fund’s use of derivatives during the reporting period included using futures contracts to provide market exposure for cash balances and dividend accruals as well as to adjust market exposure to extended cash flow needs.

PD Emerging Markets Index Portfolio (managed by FIAM LLC, and sub-subadvised by Geode Management, LLC)

Q. How did the Fund perform for the year ended December 31, 2023?

A. For the year ended December 31, 2023, the PD Emerging Markets Index Portfolio’s Class P returned 8.80%, compared to a return of 9.83% for its benchmark, the MSCI Emerging Markets Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended December 31, 2023. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	FIAM LLC and Geode Capital Management, LLC (“Geode”) began managing the Fund on April 30, 2021 and some investment policies changed at that time. Other firms managed the Fund before that date.

Average Annual Total Returns for the periods ended December 31, 2023(1)
	1 Year	5 Years	10 Years

Fund's Class P	8.80%	1.92%	1.79%

MSCI Emerging Markets Index	9.83%	3.69%	2.66%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

See explanation of benchmark definitions on A-61 – A-64

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P underperformed the benchmark. We at FIAM (and Geode as the sub-subadviser) utilize an emerging markets index portfolio that seeks to track the total return of the MSCI Emerging Markets Index. There were no material market events or changes in strategy during the reporting period that materially impacted the Fund’s return relative to the benchmark. The benchmark does not hold any cash and does not incur expenses, and thus the performance of the Fund as compared to the benchmark will vary.

Reasons for Fund underperformance versus the benchmark were related to the cumulative impact of investing the day-to-day cash flows and Fund management impacts such as optimization, trading costs, and tax withholding differences.

There was no impact from either sector or stock selection that caused any significant performance variance between the Fund and its benchmark.

During the reporting period, the best-performing sector was Information Technology, while the worst-performing sector was Consumer Discretionary.

Because the Fund weights are managed to mimic the constituents included by the benchmark, there were no holdings that significantly contributed or detracted from the Fund’s benchmark-relative performance.

During the reporting period, top individual issuer contributors were Taiwan Semiconductor and Samsung Electronics while JD.com Inc and Meituan, were the biggest detractors.

The Fund’s use of derivatives during the reporting period included using exchange traded (cash settled) futures contracts primarily to equitize open dividend receivables and manage day-to-day cash flows to ensure the Fund stayed fully invested.

PD International Large-Cap Index Portfolio (managed by FIAM LLC, and sub-subadvised Geode Management, LLC)

Q. How did the Fund perform for the year ended December 31, 2023?

A. For the year ended December 31, 2023, the PD International Large-Cap Index Portfolio’s Class P returned 18.24%, compared to a return of 18.28% for its benchmark, the MSCI World ex USA Large Cap Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended December 31, 2023. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	FIAM LLC and Geode Capital Management, LLC began managing the Fund on April 30, 2021 and some investment policies changed at that time. Other firms managed the Fund before that date.

Average Annual Total Returns for the periods ended December 31, 2023
	1 Year	5 Years	10 Years

Fund's Class P	18.24%	9.19%	4.62%

MSCI World ex USA Large Cap Index	18.28%	8.91%	4.37%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P underperformed the benchmark. We at FIAM (and Geode as the sub-subadviser) utilize an international large-cap index portfolio that seeks to track the total return of the MSCI World ex USA Large Cap Index. There were no material market events or changes in strategy, during the reporting period we managed the Fund, that materially impacted the Fund’s return relative to the benchmark. The benchmark does not hold any cash and does not incur expenses, and thus the performance of the Fund as compared to the benchmark will vary.

Fund outperformance versus the benchmark was primarily driven by the positive impact of required tax withholding differentials between the Fund and the index. Other factors impacting overall Fund performance included the cumulative impact of investing the day-to-day cash flows and Fund management impacts such as optimization and trading costs which detracted from performance.

There was no impact from either sector or stock selection that caused any significant performance variance between the Fund and its benchmark.

See explanation of benchmark definitions on A-61 – A-64

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The best performing sector during the reporting period was Information Technology, while the worst performing sector was Consumer Staples.

Because the Fund weights are managed to mimic the constituents included by the benchmark, there were no holdings that significantly contributed or detracted from the Fund’s benchmark-relative performance.

During the reporting period, Novo Nordisk A/S and ASML Holding NV were the biggest individual issuers contributors while Anglo American and AIA Group -20.00% were the biggest detractors.

The Fund’s use of derivatives during the reporting period included using exchange traded (cash settled) futures contracts primarily to equitize open dividend receivables and manage day-to-day cash flows to ensure the Fund stayed fully invested.

Benchmark Definitions

Bloomberg US 1-3 Year Government/Credit Bond Index measures the performance of a subset of the Bloomberg US Aggregate Bond Index and includes investment grade U.S. dollar-denominated, fixed-rate Treasuries, government-related and corporate securities with maturities of one to three years. Results include the reinvestment of all distributions.

Bloomberg US 1-3 Year Corporate Bond Index measures the performance of the short-term corporate bond market. The Index includes publicly issued U.S. dollar-denominated corporate issues, including non-U.S. issuers, that are rated investment grade and have a remaining maturity of greater than or equal to one year and less than three years. Results include the reinvestment of all distributions.

Bloomberg US Aggregate Bond Index measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, which includes Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. Results include the reinvestment of all distributions.

Bloomberg US Corporate High-Yield Bond Index measures the performance of the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high-yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country risk, based on the index provider’s definition of an emerging market country, are excluded. Results include the reinvestment of all distributions.

Bloomberg US High-Yield 2% Issuer Capped Bond Index is an issuer-constrained version of the Bloomberg US Corporate High-Yield Bond Index that covers the U.S. dollar-denominated, high yield, fixed-rate corporate bond market and limits issuer exposures to a maximum of 2% and redistributes the excess market value index-wide on a pro-rata basis. Results include the reinvestment of all distributions.

Bloomberg US Treasury Inflation-Protected Securities (TIPS) Index (also known as Bloomberg US Treasury Inflation-Linked Bond Index) is an index of all outstanding treasury inflation protected securities issued by the U.S. government. Results include the reinvestment of all distributions.

Credit Suisse Leveraged Loan Index tracks the investable market of the U.S. dollar-denominated leveraged loan market. It consists of issues rated “5B” or lower, meaning that the highest rated issues included in this index are Moody’s/S&P ratings of Baa1/BB+ or Ba1/BBB+. All loans are funded term loans with a tenure of at least one year and are made by issuers domiciled in developed countries. Results include the reinvestment of all distributions.

ESG Diversified Composite Benchmark is 45% S&P 500; 40% Bloomberg US Aggregate Bond; and 15% MSCI ACWI ex USA indices. Results include the reinvestment of all distributions.

ESG Diversified Growth Composite Benchmark is 60% S&P 500; 20% Bloomberg US Aggregate Bond; and 20% MSCI ACWI ex USA indices. Results include the reinvestment of all distributions.

ICE BofA U.S. 3-Month Treasury Bill (T-Bill) Index is an index comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. Results include the reinvestment of all distributions.

J.P. Morgan Corporate Emerging Market Bond Index (CEMBI) Broad Diversified Index tracks liquid, U.S. dollar-denominated emerging market fixed- and floating-rate debt instruments issued by corporates. Results include the reinvestment of all distributions.

J.P. Morgan Emerging Markets Blended (JEMB) – Equal Weighted Index is a blended index comprised of 1/3 each of the following: J.P. Morgan Government Bond Index Emerging Markets (GBI-EM) Global Diversified Index, J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified Index, and J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad Diversified Index. The JEMB – Equal Weighted Index is designed to blend U.S. dollar and local currency denominated sovereign, quasi-sovereign and corporate bonds in equal proportion. Results include the reinvestment of all distributions.

J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified tracks total returns of U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. This diversified index limits the exposure of some of the larger countries. Results include the reinvestment of all distributions.

J.P. Morgan Government Bond Index-Emerging Markets (GBI-EM) Global Diversified tracks total returns of emerging markets local currency denominated fixed income instruments. The instruments of the index are regularly traded, fixed-rate local sovereign bonds to which international investors can gain exposure. Country weights are based on a trade-weighted allocation, with a maximum weight of 10% per country. Results include the reinvestment of all distributions.

MSCI All Country World Index (ACWI) ex USA Index is a market capitalization-weighted index designed to measure the investable equity market performance for global investors of large- and mid-cap stocks in developed and emerging markets, excluding the United States. Results

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

include the reinvestment of dividends after the deduction of withholding tax, applying the tax rate to non-resident individuals who do not benefit from double taxation treaties.

MSCI ACWI ex USA Small Cap Index is a market capitalization-weighted index designed to measure the investable equity market performance for global investors of small cap stocks in developed and emerging markets, excluding the United States. Results include the reinvestment of dividends after the deduction of withholding tax, applying the tax rate to non-resident individuals who do not benefit from double taxation treaties.

MSCI Europe, Australasia, and Far East (EAFE) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of December 31, 2023, the MSCI EAFE Index consisted of securities from the following developed market countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK. Results include the reinvestment of dividends after the deduction of withholding tax, applying the tax rate to non-resident individuals who do not benefit from double taxation treaties.

MSCI EAFE Small Cap Index is an equity index which captures small cap representation across developed markets countries around the world, excluding the United States and Canada. As of December 31, 2023, this index consisted of securities from the following developed market countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK. Results include the reinvestment of dividends after the deduction of withholding tax, applying the tax rate to non-resident individuals who do not benefit from double taxation treaties.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of large- and mid-capitalization securities in emerging markets. As of December 31, 2023, the MSCI Emerging Markets Index consisted of securities from the following emerging market countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. Results include the reinvestment of dividends after the deduction of withholding tax, applying the tax rate to non-resident individuals who do not benefit from double taxation treaties.

MSCI U.S. Real Estate Investment Trust (REIT) Index is a free float-adjusted market capitalization index that is comprised of equity REITs and represents approximately 99% of the U.S. REIT universe and securities that are classified in the Equity REITs Industry (under the Real Estate sector) according to the Global Industry Classification Standard (GICS®). Results include the reinvestment of dividends after the deduction of withholding tax, applying the tax rate to non-resident individuals who do not benefit from double taxation treaties.

MSCI World ex USA Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of large and mid-cap securities in developed markets, excluding the U.S. Results include the reinvestment of dividends after the deduction of withholding tax, applying the tax rate to non-resident individuals who do not benefit from double taxation treaties.

MSCI World ex USA Large Cap Index is a free float-adjusted market capitalization weighted index that is designed to measure the investable equity market performance of large-capitalization securities in developed markets, excluding the United States. Results include the reinvestment of dividends after the deduction of withholding tax, applying the tax rate to non-resident individuals who do not benefit from double taxation treaties.

Pacific Dynamix-Conservative Growth Composite Benchmark is 60% Bloomberg US Aggregate Bond; 30% S&P 500; and 10% MSCI World ex USA Indices. Results include the reinvestment of all distributions.

Pacific Dynamix-Moderate Growth Composite Benchmark is 45% S&P 500; 40% Bloomberg US Aggregate Bond; and 15% MSCI World ex USA Indices. Results include the reinvestment of all distributions.

Pacific Dynamix-Growth Composite Benchmark is 55% S&P 500; 25% MSCI World ex USA; and 20% Bloomberg US Aggregate Bond Indices. Results include the reinvestment of all distributions.

Portfolio Optimization Composite Benchmarks: As of December 31, 2023, the composition of each Portfolio Optimization Portfolio’s composite benchmark is as shown below.

Portfolio Optimization Conservative Composite Benchmark is 65% Bloomberg US Aggregate Bond, 15% S&P 500, 15% ICE BofA U.S. 3-Month T-Bill, and 5% MSCI EAFE Indices. Results include the reinvestment of all distributions.

Portfolio Optimization Moderate-Conservative Composite Benchmark is 50% Bloomberg US Aggregate Bond, 30% S&P 500, 10% MSCI EAFE, and 10% ICE BofA U.S. 3-Month T-Bill Indices. Results include the reinvestment of all distributions.

Portfolio Optimization Moderate Composite Benchmark is 40% S&P 500, 37% Bloomberg US Aggregate Bond, 15% MSCI EAFE, and 8% ICE BofA U.S. 3-Month T-Bill Indices. Results include the reinvestment of all distributions.

Portfolio Optimization Growth Composite Benchmark is 55% S&P 500, 20% MSCI EAFE, 17% Bloomberg US Aggregate Bond, and 8% ICE BofA U.S. 3-Month T-Bill Indices. Results include the reinvestment of all distributions.

Portfolio Optimization Aggressive-Growth Composite Benchmark is 65% S&P 500, 25% MSCI EAFE, 7% ICE BofA U.S. 3-Month T-Bill, and 3% Bloomberg US Aggregate Bond Indices. Results include the reinvestment of all distributions.

PSF Avantis Balanced Allocation Composite Benchmark is 45% S&P 500; 40% Bloomberg US Aggregate Bond; and 15% MSCI EAFE indices. Results include the reinvestment of all distributions.

Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 Index companies with higher growth earning potential as defined by the index provider. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment and is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. Results include the reinvestment of all distributions.

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Russell 1000 Index measures the performance of the large-capitalization segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The Russell 1000 Index represents approximately 92% of the investable U.S. equity market. The Russell 1000 Index is constructed to provide a comprehensive and unbiased barometer for the large-capitalization segment and is completely reconstituted annually to ensure new and growing equities are reflected. Results include the reinvestment of all distributions.

Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies that are considered more value oriented relative to the overall market as defined by the index provider. The Russell 1000 Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment and is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. Results include the reinvestment of all distributions.

Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 Index companies with higher growth earning potential as defined by the index provider. The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect growth characteristics. Results include the reinvestment of all distributions.

Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. Results include the reinvestment of all distributions.

Russell 2000 Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 Index companies that are considered more value oriented relative to the overall market as defined by the index provider. The Russell 2000 Value Index is constructed to provide a comprehensive and unbiased barometer for the small-cap value segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect value characteristics. Results include the reinvestment of all distributions.

Russell 3000 Health Care Index measures the performance of companies involved in medical services or health care in the Russell 3000 Index, which represents the 3,000 largest U.S. companies based on total market capitalization. Results include the reinvestment of all distributions.

Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000 Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. Results include the reinvestment of all distributions.

Russell 3000 Value Index measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 3000 Index companies that are considered more value oriented relative to the overall market as defined by the index provider. The Russell 3000 Value Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad value market. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. Results include the reinvestment of all distributions.

Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher growth earning potential as defined by the index provider. The Russell Midcap Growth Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap growth market. Results include the reinvestment of all distributions.

Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies. The Russell Midcap Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set. Results include the reinvestment of all distributions.

Russell Midcap Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies that are considered more value oriented relative to the overall market as defined by the index provider. The Russell Midcap Value Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap value market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap value market. Results include the reinvestment of all distributions.

S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Results include the reinvestment of all distributions.

S&P North American Technology Index is a modified-capitalization-weighted index that provides investors with a benchmark that represents U.S. securities classified under the GICS technology sector and internet retail sub-industry. Results include the reinvestment of all distributions.

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Note:

The Russell 1000 Growth Index, Russell 1000 Value Index, Russell 2000 Growth Index, Russell Midcap Index, Russell 2000 Index, and Russell 2000 Value Index (together, the “Index”) are trademarks of Frank Russell Company (“Russell”). Russell® is a trademark of the London Stock Exchange Group plc and its companies (“LSE Group”) and have been licensed for use by Pacific Select Fund. The LSE Group makes no claim, prediction, warranty or representation as to the results to be obtained from a Pacific Select Fund portfolio or to the content of this communication. The Statement of Additional Information of Pacific Select Fund contains additional information on the limited relationship between Russell/LSE Group and the Trust.

The MSCI indices are the exclusive property of MSCI. MSCI and the MSCI index names are service marks of MSCI or its affiliates and have been licensed for use for certain purposes by the Trust and its affiliates.

The J.P. Morgan indices, including blended composites, have been licensed for use by the Trust and its affiliates, is used with permission, and may not be copied, used, or distributed without J.P. Morgan’s prior written approval.

All other third-party trademarks and service marks belong to their respective owners.

PACIFIC SELECT FUND

CORE INCOME PORTFOLIO

Schedule of Investments

December 31, 2023

	Principal Amount	Value
CORPORATE BONDS & NOTES - 47.1%

Basic Materials - 0.4%

South32 Treasury Ltd. (Australia) 4.350% due 04/14/32 ~	$4,100,000	$3,698,650

Communications - 2.6%

AT&T, Inc.
3.500% due 09/15/53	2,953,000	2,145,444
3.850% due 06/01/60	1,900,000	1,419,200
Charter Communications Operating LLC/Charter Communications Operating Capital
3.500% due 06/01/41	2,600,000	1,840,031
3.850% due 04/01/61	5,200,000	3,245,343
Comcast Corp.
4.800% due 05/15/33	3,350,000	3,393,284
5.350% due 05/15/53	3,000,000	3,105,886
T-Mobile USA, Inc.
3.375% due 04/15/29	600,000	558,143
5.050% due 07/15/33	3,900,000	3,931,769
5.200% due 01/15/33	1,000,000	1,025,584
Verizon Communications, Inc.
1.680% due 10/30/30	1,200,000	989,089
3.400% due 03/22/41	2,800,000	2,230,462

		23,884,235

Consumer, Cyclical - 5.2%

American Airlines Pass-Through Trust Class A 2.875% due 01/11/36	5,654,601	4,809,766
American Airlines Pass-Through Trust Class AA
3.200% due 12/15/29	2,664,275	2,429,490
3.600% due 03/22/29	2,514,354	2,355,964
American Airlines Pass-Through Trust Class B 3.950% due 01/11/32	591,500	526,304
American Airlines, Inc./AAdvantage Loyalty IP Ltd. 5.750% due 04/20/29 ~	2,000,000	1,951,815
British Airways Pass-Through Trust Class A (United Kingdom)
3.350% due 12/15/30 ~	862,061	781,591
4.625% due 12/20/25 ~	237,615	236,737
British Airways Pass-Through Trust Class AA (United Kingdom) 3.300% due 06/15/34 ~	2,426,263	2,161,755
Continental Airlines Pass-Through Trust Class A 4.000% due 04/29/26	1,005,593	983,695
Delta Air Lines Pass-Through Trust Class AA 3.625% due 01/30/29	260,584	245,815
Delta Air Lines, Inc./SkyMiles IP Ltd.
4.500% due 10/20/25 ~	2,424,250	2,388,360
4.750% due 10/20/28 ~	2,000,000	1,968,108
Ford Motor Credit Co. LLC
2.300% due 02/10/25	2,325,000	2,237,515
3.375% due 11/13/25	1,050,000	1,005,252
4.542% due 08/01/26	1,550,000	1,501,699
Genting New York LLC/GENNY Capital, Inc. 3.300% due 02/15/26 ~	1,900,000	1,731,619
Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Escrow, Inc. 4.875% due 07/01/31 ~	3,450,000	3,058,087
Kohl’s Corp. 4.625% due 05/01/31	1,750,000	1,376,150
Las Vegas Sands Corp. 3.900% due 08/08/29	1,189,000	1,097,039
Marriott International, Inc. 2.750% due 10/15/33	1,500,000	1,238,575
Meritage Homes Corp. 3.875% due 04/15/29 ~	3,375,000	3,105,000

	Principal Amount	Value
New Red Finance, Inc. (Canada) 3.875% due 01/15/28 ~	$2,000,000	$1,890,896
Tapestry, Inc. 7.850% due 11/27/33	1,000,000	1,067,263
U.S. Airways Pass-Through Trust 4.625% due 12/03/26	772,639	751,690
United Airlines Pass-Through Trust 5.800% due 07/15/37	2,750,000	2,799,521
United Airlines Pass-Through Trust Class A 2.900% due 11/01/29	331,073	288,844
United Airlines Pass-Through Trust Class AA 4.150% due 02/25/33	545,219	503,860
Warnermedia Holdings, Inc. 5.050% due 03/15/42	2,750,000	2,425,720

		46,918,130

Consumer, Non-Cyclical - 6.2%

Amgen, Inc. 5.650% due 03/02/53	1,650,000	1,737,199
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium) 4.900% due 02/01/46	1,525,000	1,496,052
Anheuser-Busch InBev Worldwide, Inc. (Belgium) 5.450% due 01/23/39	2,500,000	2,638,416
Bayer U.S. Finance LLC (Germany) 6.500% due 11/21/33 ~	600,000	620,475
Block, Inc. 2.750% due 06/01/26	2,000,000	1,887,309
Cigna Group 5.400% due 03/15/33	4,250,000	4,423,873
General Mills, Inc. 4.950% due 03/29/33	1,000,000	1,014,516
Global Payments, Inc. 5.300% due 08/15/29	2,150,000	2,165,962
Humana, Inc. 5.500% due 03/15/53	2,600,000	2,701,968
IQVIA, Inc. 5.700% due 05/15/28 ~	2,200,000	2,243,582
J M Smucker Co. 6.200% due 11/15/33	1,400,000	1,527,709
JBS USA LUX SA/JBS USA Food Co./JBS Luxembourg SARL 6.750% due 03/15/34 ~	1,650,000	1,740,082
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc. 3.000% due 05/15/32	3,000,000	2,445,109
Keurig Dr Pepper, Inc. 4.500% due 04/15/52	1,725,000	1,579,736
Kraft Heinz Foods Co. 4.375% due 06/01/46	3,700,000	3,233,124
Mars, Inc. 4.650% due 04/20/31 ~	1,000,000	1,003,170
McCormick & Co., Inc. 4.950% due 04/15/33	2,100,000	2,109,290
Merck & Co., Inc. 5.150% due 05/17/63	1,900,000	1,983,295
Pfizer Investment Enterprises Pte. Ltd.
4.750% due 05/19/33	2,200,000	2,205,748
5.340% due 05/19/63	1,000,000	1,010,428
Sysco Corp. 6.000% due 01/17/34	1,650,000	1,787,140
UnitedHealth Group, Inc.
4.750% due 05/15/52	3,000,000	2,886,440
5.050% due 04/15/53	4,000,000	4,044,532
Universal Health Services, Inc. 2.650% due 10/15/30	2,000,000	1,696,799
2.650% due 01/15/32	2,675,000	2,198,960
Viatris, Inc. 3.850% due 06/22/40	4,750,000	3,537,394

		55,918,308

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

CORE INCOME PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Principal Amount	Value
Energy - 3.4%

Cheniere Energy Partners LP 4.500% due 10/01/29	$3,000,000	$2,873,255
CrownRock LP/CrownRock Finance, Inc. 5.000% due 05/01/29 ~	1,500,000	1,464,225
Enbridge, Inc. (Canada) 7.375% due 01/15/83	1,750,000	1,725,242
Energy Transfer LP
5.000% due 05/15/44	3,050,000	2,682,534
5.750% due 02/15/33	3,700,000	3,819,599
6.500% due 11/15/26	1,000,000	952,780
7.375% due 02/01/31 ~	3,700,000	3,890,775
MPLX LP 5.650% due 03/01/53	2,150,000	2,127,554
Petroleos Mexicanos (Mexico) 6.350% due 02/12/48	1,400,000	890,095
Sabine Pass Liquefaction LLC 5.900% due 09/15/37	2,700,000	2,846,999
Targa Resources Corp. 6.500% due 03/30/34	3,400,000	3,675,556
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 4.000% due 01/15/32	4,350,000	3,977,270

		30,925,884

Financial - 15.2%

AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)
3.300% due 01/30/32	2,000,000	1,741,355
5.750% due 06/06/28	1,200,000	1,229,260
Air Lease Corp.
3.000% due 02/01/30	2,500,000	2,219,992
4.650% due 06/15/26	2,700,000	2,430,799
Allianz SE (Germany) 6.350% due 09/06/53 ~	800,000	831,472
Aon Corp./Aon Global Holdings PLC 5.350% due 02/28/33	2,250,000	2,308,644
Assured Guaranty U.S. Holdings, Inc. 3.600% due 09/15/51	2,150,000	1,544,125
Bank of America Corp.
2.482% due 09/21/36	2,500,000	1,981,392
2.687% due 04/22/32	2,000,000	1,689,503
2.972% due 02/04/33	2,000,000	1,702,454
4.375% due 01/27/27	1,500,000	1,340,590
5.015% due 07/22/33	3,000,000	2,969,049
Barclays PLC (United Kingdom) 9.625% due 12/15/29	1,000,000	1,041,250
BNP Paribas SA (France)
4.625% due 02/25/31 ~	1,200,000	969,572
8.500% due 08/14/28 ~	2,350,000	2,466,851
Broadstone Net Lease LLC 2.600% due 09/15/31	1,000,000	776,293
Citigroup, Inc.
2.561% due 05/01/32	2,000,000	1,669,403
4.150% due 11/15/26	1,750,000	1,506,289
6.174% due 05/25/34	4,300,000	4,451,194
6.270% due 11/17/33	2,000,000	2,140,965
Fidelity National Financial, Inc. 3.200% due 09/17/51	2,000,000	1,270,540
GLP Capital LP/GLP Financing II, Inc.
3.250% due 01/15/32	2,600,000	2,197,695
6.750% due 12/01/33	1,500,000	1,619,828
Goldman Sachs Group, Inc.
2.383% due 07/21/32	5,200,000	4,274,089
2.615% due 04/22/32	4,000,000	3,359,033
4.482% due 08/23/28	4,000,000	3,931,146
7.500% due 02/10/29	1,500,000	1,571,091
Hill City Funding Trust 4.046% due 08/15/41 ~	1,200,000	887,586

	Principal Amount	Value
Host Hotels & Resorts LP 2.900% due 12/15/31	$3,700,000	$3,106,616
HSBC Holdings PLC (United Kingdom) 4.700% due 03/09/31	1,450,000	1,184,570
JPMorgan Chase & Co.
2.963% due 01/25/33	6,450,000	5,529,470
4.851% due 07/25/28	2,000,000	2,001,551
4.912% due 07/25/33	2,150,000	2,126,504
5.717% due 09/14/33	5,850,000	6,056,281
6.254% due 10/23/34	2,150,000	2,331,822
Liberty Mutual Group, Inc. 4.300% due 02/01/61 ~	2,650,000	1,746,057
LSEGA Financing PLC (United Kingdom) 3.200% due 04/06/41 ~	1,800,000	1,394,293
Massachusetts Mutual Life Insurance Co. 5.672% due 12/01/52 ~	4,050,000	4,194,159
Metropolitan Life Global Funding I 5.150% due 03/28/33 ~	900,000	916,453
Morgan Stanley
2.475% due 01/21/28	1,550,000	1,439,334
2.484% due 09/16/36	9,100,000	7,217,180
2.943% due 01/21/33	3,000,000	2,552,996
5.123% due 02/01/29	2,000,000	2,010,223
6.342% due 10/18/33	2,000,000	2,157,542
Nasdaq, Inc. 5.950% due 08/15/53	2,450,000	2,636,256
Northwestern Mutual Life Insurance Co. 3.625% due 09/30/59 ~	3,500,000	2,599,824
OneMain Finance Corp. 5.375% due 11/15/29	1,750,000	1,641,252
PNC Financial Services Group, Inc.
6.250% due 03/15/30	1,200,000	1,121,601
6.875% due 10/20/34	1,500,000	1,665,840
Principal Financial Group, Inc. 5.375% due 03/15/33	1,550,000	1,586,901
Prologis LP 5.125% due 01/15/34	2,500,000	2,582,302
Prudential Financial, Inc. 6.750% due 03/01/53	1,900,000	1,984,383
Public Storage Operating Co. 5.100% due 08/01/33	1,650,000	1,709,377
State Street Corp. 5.159% due 05/18/34	1,800,000	1,814,035
Sun Communities Operating LP 5.700% due 01/15/33	1,850,000	1,876,435
Teachers Insurance & Annuity Association of America 4.270% due 05/15/47 ~	2,000,000	1,746,553
UBS Group AG (Switzerland) 4.875% due 02/12/27 ~	1,000,000	903,222
VICI Properties LP/VICI Note Co., Inc.
3.750% due 02/15/27 ~	1,500,000	1,416,868
4.625% due 12/01/29 ~	7,750,000	7,310,261
Wells Fargo & Co.
4.400% due 06/14/46	2,200,000	1,851,380
4.897% due 07/25/33	1,000,000	974,742

		137,507,743

Industrial - 3.6%

Allegion U.S. Holding Co., Inc. 3.550% due 10/01/27	4,289,000	4,078,823
Berry Global, Inc. 4.875% due 07/15/26 ~	2,000,000	1,966,660
Flowserve Corp.
2.800% due 01/15/32	5,589,000	4,621,080
3.500% due 10/01/30	443,000	391,634
HEICO Corp. 5.350% due 08/01/33	2,600,000	2,663,478
Ingersoll Rand, Inc. 5.700% due 08/14/33	1,000,000	1,058,478

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

CORE INCOME PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Principal Amount	Value
Jabil, Inc. 5.450% due 02/01/29	$2,100,000	$2,147,190
Masco Corp. 7.750% due 08/01/29	950,000	1,057,459
nVent Finance SARL (United Kingdom) 2.750% due 11/15/31	4,100,000	3,360,375
Republic Services, Inc. 5.000% due 04/01/34	1,700,000	1,742,013
TransDigm, Inc. 6.250% due 03/15/26 ~	4,271,000	4,267,956
Veralto Corp. 5.450% due 09/18/33 ~	1,300,000	1,347,423
Weir Group PLC (United Kingdom) 2.200% due 05/13/26 ~	3,650,000	3,395,234

		32,097,803

Technology - 3.1%

Booz Allen Hamilton, Inc. 5.950% due 08/04/33	850,000	898,999
Broadcom, Inc.
3.137% due 11/15/35 ~	4,000,000	3,286,045
4.926% due 05/15/37 ~	1,500,000	1,452,581
Concentrix Corp. 6.850% due 08/02/33	3,200,000	3,293,596
Fiserv, Inc. 5.600% due 03/02/33	4,050,000	4,230,630
Intel Corp. 5.700% due 02/10/53	2,500,000	2,705,377
Kyndryl Holdings, Inc.
2.050% due 10/15/26	2,500,000	2,276,969
3.150% due 10/15/31	3,000,000	2,509,095
Marvell Technology, Inc. 5.950% due 09/15/33	2,250,000	2,387,642
Oracle Corp. 3.950% due 03/25/51	3,000,000	2,353,679
Skyworks Solutions, Inc. 3.000% due 06/01/31	600,000	513,784
Texas Instruments, Inc. 5.050% due 05/18/63	2,000,000	2,051,382

		27,959,779

Utilities - 7.4%

AES Corp. 5.450% due 06/01/28	2,000,000	2,034,568
American Electric Power Co., Inc. 5.625% due 03/01/33	1,750,000	1,824,167
Appalachian Power Co. 4.500% due 08/01/32	1,650,000	1,589,455
Arizona Public Service Co. 5.550% due 08/01/33	950,000	982,414
Brooklyn Union Gas Co. 4.632% due 08/05/27 ~	2,175,000	2,122,907
Consolidated Edison Co. of New York, Inc. 5.900% due 11/15/53	1,000,000	1,102,051
Dominion Energy, Inc. 4.350% due 01/15/27	1,550,000	1,382,159
DPL, Inc. 4.350% due 04/15/29	1,125,000	1,048,194
Duke Energy Corp. 6.100% due 09/15/53	1,750,000	1,900,700
Duke Energy Ohio, Inc. 5.650% due 04/01/53	1,000,000	1,049,528
Duke Energy Progress LLC 5.250% due 03/15/33	3,400,000	3,507,127
Duke Energy Progress NC Storm Funding LLC 2.387% due 07/01/39	2,650,000	2,144,945
Edison International 8.125% due 06/15/53	5,000,000	5,116,680

	Principal Amount	Value
FirstEnergy Corp. 4.150% due 07/15/27	$2,500,000	$2,406,074
Florida Power & Light Co. 4.625% due 05/15/30	3,350,000	3,375,164
IPALCO Enterprises, Inc. 4.250% due 05/01/30	3,000,000	2,777,559
KeySpan Gas East Corp. 3.586% due 01/18/52 ~	1,500,000	1,044,720
National Grid PLC (United Kingdom) 5.809% due 06/12/33	2,400,000	2,524,027
Nevada Power Co. 5.900% due 05/01/53	2,650,000	2,844,834
NextEra Energy Operating Partners LP 4.250% due 07/15/24 ~	3,350,000	3,314,177
NSTAR Electric Co. 4.950% due 09/15/52	1,650,000	1,612,484
Pacific Gas & Electric Co. 6.950% due 03/15/34	1,000,000	1,099,717
PacifiCorp 5.500% due 05/15/54	2,050,000	2,016,091
PG&E Energy Recovery Funding LLC 2.280% due 01/15/38	1,200,000	935,064
PG&E Wildfire Recovery Funding LLC 3.594% due 06/01/32	823,279	793,028
Piedmont Natural Gas Co., Inc. 5.050% due 05/15/52	1,000,000	932,135
Sempra
4.125% due 04/01/52	2,350,000	2,028,447
5.500% due 08/01/33	4,100,000	4,252,928
Southern Co. 5.700% due 03/15/34	1,400,000	1,473,484
Southern Co. Gas Capital Corp. 5.750% due 09/15/33	2,500,000	2,626,474
Southwestern Electric Power Co. 3.250% due 11/01/51	1,900,000	1,284,232
Texas Electric Market Stabilization Funding N LLC 4.265% due 08/01/36 ~	987,820	955,261
Virginia Electric & Power Co. 5.000% due 04/01/33	350,000	354,273
Vistra Operations Co. LLC 6.950% due 10/15/33 ~	2,100,000	2,212,604

		66,667,672

Total Corporate Bonds & Notes (Cost $439,353,038)		425,578,204

SENIOR LOAN NOTES - 11.2%

Communications - 0.4%

SBA Senior Finance II LLC Term B 7.210% (SOFR + 1.750%) due 04/11/25 §	3,984,197	3,994,157

Consumer, Cyclical - 3.1%

ClubCorp Holdings, Inc. Term B 10.214% (SOFR + 5.000%) due 09/18/26 §	1,952,660	1,887,455
Flutter Financing BV Term B (United Kingdom) 7.698% (SOFR + 2.250%) due 11/25/30 §	4,500,000	4,515,939
Hilton Domestic Operating Co., Inc. Term B3 7.207% (SOFR + 1.750%) due 06/21/28 §	3,500,000	3,509,377
Hilton Grand Vacations Borrower LLC Term B 8.220% (SOFR + 2.750%) due 08/02/28 §	4,477,099	4,484,795
Marriott Ownership Resorts, Inc. Term B 7.206% (SOFR + 1.750%) due 08/29/25 §	4,231,949	4,241,471

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

CORE INCOME PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Principal Amount	Value
SeaWorld Parks & Entertainment, Inc. Term B 8.470% (SOFR + 3.000%) due 08/25/28 § ±	$6,879,620	$6,922,618
United Airlines, Inc. Term B 9.220% (SOFR + 3.750%) due 04/21/28 §	2,465,379	2,477,398

		28,039,053

Consumer, Non-Cyclical - 2.2%

Allied Universal Holdco LLC Term B 9.206% (SOFR + 3.750%) due 05/12/28 §	2,116,261	2,107,333
CoreLogic, Inc. Term B 8.970% (SOFR + 3.500%) due 06/02/28 §	2,688,125	2,624,282
GTCR W Merger Sub LLC Term B due 09/20/30 ∞	3,500,000	3,514,472
Heartland Dental LLC Term B 10.358% (SOFR + 5.000%) due 04/28/28 §	463,830	463,250
Pathway Vet Alliance LLC Term B 9.220% (SOFR + 3.750%) due 03/31/27 §	6,351,218	5,610,907
Sunshine Luxembourg VII SARL Term B (Luxembourg) 8.948% (SOFR + 3.500%) due 10/01/26 §	2,688,202	2,706,124
Verscend Holding Corp. Term B 9.470% (SOFR + 4.000%) due 08/27/25 §	2,474,619	2,481,192

		19,507,560

Financial - 2.7%

AssuredPartners, Inc. Term B 8.970% (SOFR + 3.500%) due 02/12/27 §	2,684,536	2,693,205
Avolon TLB Borrower 1 U.S. LLC Term B6 (Ireland) 7.358% (SOFR + 2.000%) due 06/22/28 §	3,491,250	3,501,067
Delos Aircraft Leasing DAC Term B (Ireland) due 10/31/27 ∞	3,000,000	3,015,375
HUB International Ltd. Term B 9.662% (SOFR + 4.250%) due 06/20/30 §	5,486,250	5,518,251
NFP Corp. Term B 8.720% (SOFR + 3.250%) due 02/16/27 §	1,504,062	1,513,932
USI, Inc. Term B 8.348% (SOFR + 3.000%) due 11/22/29 §	7,720,307	7,744,433

		23,986,263

Industrial - 1.6%

Proampac PG Borrower LLC Term B 9.887% (SOFR + 4.500%) due 09/15/28 §	3,449,978	3,460,041
Roper Industrial Products Investment Co. 9.348% (SOFR + 4.000%) due 11/22/29 §	2,985,000	2,995,268
Titan Acquisition Ltd. Term B (Canada) 8.470% (SOFR + 3.000%) due 03/28/25 §	2,984,169	2,984,969
TK Elevator U.S. Newco, Inc. Term B (Germany) 9.381% (SOFR + 3.500%) due 07/30/27 §	1,990,013	1,997,724
TransDigm, Inc. Term I 8.598% (SOFR + 3.250%) due 08/24/28 §	2,746,269	2,762,431

		14,200,433

	Principal Amount	Value
Technology - 1.2%

Central Parent, Inc. Term B 9.348% (SOFR + 4.000%) due 07/06/29 §	$2,982,475	$3,000,256
Epicor Software Corp. Term C 8.720% (SOFR + 3.250%) due 07/30/27 §	1,989,717	1,999,328
UKG, Inc. 8.764% (SOFR + 3.250%) due 05/04/26 §	6,127,770	6,150,749

		11,150,333

Total Senior Loan Notes (Cost $100,464,505)		100,877,799

MORTGAGE-BACKED SECURITIES - 4.1%

Fannie Mae - 1.4%

5.000% due 04/01/38	3,519,122	3,540,382
5.500% due 05/01/38	1,472,894	1,494,509
6.500% due 09/01/53	7,748,787	7,943,341

		12,978,232

Freddie Mac - 2.3%
4.500% due 05/01/38	4,016,775	3,996,053
5.000% due 01/01/53	2,124,794	2,103,692
5.500% due 04/01/38 - 06/01/53	12,780,455	12,890,489
6.500% due 07/01/53	2,115,709	2,168,830

		21,159,064

Government National Mortgage Association - 0.4%

6.000% due 12/20/52	3,208,871	3,264,793

Total Mortgage-Backed Securities (Cost $36,937,989)		37,402,089

ASSET-BACKED SECURITIES - 15.9%

Automobile Other - 0.7%

AmeriCredit Automobile Receivables Trust
0.760% due 12/18/25	1,146,651	1,136,219
0.890% due 10/19/26	1,050,000	1,002,953
1.410% due 08/18/27	1,500,000	1,391,577
Ford Credit Auto Owner Trust 2.040% due 12/15/26	500,000	495,850
Santander Drive Auto Receivables Trust
4.420% due 11/15/27	1,700,000	1,680,019
5.610% due 07/17/28	750,000	754,053

		6,460,671

Automobile Sequential - 3.9%

Ally Auto Receivables Trust
5.070% due 04/15/27	3,000,000	2,999,861
5.460% due 05/15/28	1,900,000	1,923,072
Ford Credit Auto Owner Trust
0.790% due 11/15/25	1,307,646	1,296,918
1.290% due 06/15/26	372,948	363,003
3.190% due 07/15/31 ~	3,000,000	2,939,021
3.880% due 11/15/34 ~	2,650,000	2,581,044
5.140% due 03/15/26	1,928,854	1,925,150
5.270% due 05/17/27	2,000,000	2,005,610
5.280% due 02/15/36 ~	3,350,000	3,426,589
5.570% due 06/15/26	3,500,000	3,503,940
GM Financial Consumer Automobile Receivables Trust 5.100% due 05/18/26	1,466,994	1,463,703

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

CORE INCOME PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Principal Amount	Value
GM Financial Revolving Receivables Trust
5.120% due 04/11/35 ~	$2,400,000	$2,443,366
5.770% due 08/11/36 ~	1,750,000	1,826,443
Honda Auto Receivables Owner Trust 0.600% due 12/20/27	1,580,000	1,497,142
Mercedes-Benz Auto Receivables Trust 5.260% due 10/15/25	210,126	209,977
Santander Drive Auto Receivables Trust 5.610% due 10/15/27	1,350,000	1,356,281
Toyota Auto Loan Extended Note Trust 4.930% due 06/25/36 ~	2,650,000	2,677,541
Toyota Auto Receivables Owner Trust 0.430% due 01/15/26	662,030	644,524

		35,083,185

Other Asset-Backed Securities - 11.3%

AIMCO CLO 11 Ltd. (Cayman) 6.794% (SOFR + 1.392%) due 10/17/34 § ~	1,500,000	1,499,281
Buttermilk Park CLO Ltd. (Cayman) 6.756% (SOFR + 1.362%) due 10/15/31 § ~	1,200,000	1,201,622
Carlyle Global Market Strategies CLO Ltd. 7.319% (SOFR + 1.942%) due 08/14/30 § ~	2,000,000	1,997,463
CIFC Funding Ltd. (Cayman) 6.528% (SOFR + 1.132%) due 04/19/29 § ~	1,907,111	1,903,650
6.757% (SOFR + 1.362%) due 07/18/31 § ~	3,629,374	3,638,203
Dryden 55 CLO Ltd. (Cayman) 7.556% (SOFR + 2.162%) due 04/15/31 § ~	1,000,000	972,314
Dryden 58 CLO Ltd. (Cayman) 7.164% (SOFR + 1.762%) due 07/17/31 § ~	1,000,000	994,906
7.464% (SOFR + 2.062%) due 07/17/31 § ~	1,000,000	989,907
Dryden 61 CLO Ltd. (Cayman) 6.654% (SOFR + 1.252%) due 01/17/32 § ~	2,250,000	2,244,678
Dryden 64 CLO Ltd. (Cayman) 7.057% (SOFR + 1.662%) due 04/18/31 § ~	800,000	791,611
Hilton Grand Vacations Trust 3.610% due 06/20/34 ~	192,003	185,392
Madison Park Funding XXVIII Ltd. (Cayman) 7.256% (SOFR + 1.862%) due 07/15/30 § ~	1,400,000	1,394,989
Magnetite CLO XVIII Ltd. (Cayman) 6.521% (SOFR + 1.142%) due 11/15/28 § ~	1,084,643	1,085,136
Magnetite XII Ltd. (Cayman) 6.756% (SOFR + 1.362%) due 10/15/31 § ~	4,775,000	4,775,330
Magnetite XIV-R Ltd. (Cayman) 6.777% (SOFR + 1.382%) due 10/18/31 § ~	2,500,000	2,500,683
Magnetite XIX Ltd. (Cayman) 6.714% (SOFR + 1.312%) due 04/17/34 § ~	4,500,000	4,476,497
Magnetite XXI Ltd. (Cayman) 6.697% (SOFR + 1.282%) due 04/20/34 § ~	5,000,000	4,977,338
Magnetite XXII Ltd. (Cayman) 7.256% (SOFR + 1.862%) due 04/15/31 § ~	1,500,000	1,495,081
Magnetite XXIX Ltd. (Cayman) 6.646% (SOFR + 1.252%) due 01/15/34 § ~	1,300,000	1,296,719

	Principal Amount	Value
MVW LLC 1.740% due 10/20/37 ~	$109,164	$102,229
MVW Owner Trust 4.930% due 10/20/40 ~	1,674,873	1,667,613
Navient Private Education Refi Loan Trust
0.840% due 05/15/69 ~	262,940	231,861
0.940% due 07/15/69 ~	3,883,287	3,380,693
1.220% due 07/15/69 ~	573,389	520,545
1.310% due 01/15/69 ~	400,729	367,029
1.690% due 05/15/69 ~	1,944,145	1,762,262
2.230% due 07/15/70 ~	3,878,504	3,423,397
2.460% due 11/15/68 ~	293,305	274,690
2.640% due 05/15/68 ~	320,727	304,693
4.160% due 10/15/70 ~	3,361,340	3,214,467
5.510% due 10/15/71 ~	5,184,048	5,185,939
Navient Student Loan Trust
1.310% due 12/26/69 ~	1,047,742	901,786
1.320% due 08/26/69 ~	862,067	740,028
3.390% due 12/15/59 ~	1,372,732	1,312,703
6.052% (SOFR + 0.714%) due 12/26/69 § ~	629,274	619,317
6.502% (SOFR + 1.164%) due 06/25/69 § ~	634,071	632,763
Neuberger Berman Loan Advisers CLO 25 Ltd. (Cayman) 7.007% (SOFR + 1.612%) due 10/18/29 § ~	1,500,000	1,481,350
Neuberger Berman Loan Advisers CLO 31 Ltd. (Cayman) 6.717% (SOFR + 1.302%) due 04/20/31 § ~	1,000,000	999,277
OneMain Financial Issuance Trust 4.130% due 05/14/35 ~	1,350,000	1,316,039
Palmer Square CLO Ltd. (Cayman) 6.756% (SOFR + 1.362%) due 07/16/31 § ~	925,884	927,500
Palmer Square Loan Funding Ltd. (Cayman)
6.879% (SOFR + 1.512%) due 05/20/29 § ~	4,000,000	3,935,268
7.056% (SOFR + 1.662%) due 10/15/29 § ~	4,800,000	4,728,174
7.077% (SOFR + 1.662%) due 07/20/29 § ~	2,500,000	2,491,997
SLM Student Loan Trust 6.146% (SOFR + 0.812%) due 10/25/64 § ~	479,880	464,604
SMB Private Education Loan Trust
1.070% due 01/15/53 ~	1,432,691	1,255,173
1.290% due 07/15/53 ~	589,854	532,479
1.680% due 02/15/51 ~	798,325	722,525
2.230% due 09/15/37 ~	1,875,868	1,742,771
2.340% due 09/15/34 ~	105,898	103,451
2.700% due 05/15/31 ~	110,033	107,982
2.820% due 10/15/35 ~	482,987	465,552
2.880% due 09/15/34 ~	924,838	898,537
3.440% due 07/15/36 ~	734,184	706,942
3.500% due 02/15/36 ~	405,745	392,100
3.600% due 01/15/37 ~	457,871	442,482
3.630% due 11/15/35 ~	379,513	367,577
4.480% due 05/16/50 ~	1,195,026	1,160,650
5.670% due 11/15/52 ~	1,647,664	1,657,803
6.206% (SOFR + 0.844%) due 01/15/53 § ~	3,484,868	3,423,103
SoFi Professional Loan Program Trust 2.540% due 05/15/46 ~	575,053	537,293
Stratus CLO Ltd. (Cayman) 7.077% (SOFR + 1.662%) due 12/29/29 § ~	4,000,000	3,962,039

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

CORE INCOME PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Principal Amount	Value
Verizon Master Trust 4.730% due 04/21/31 ~	$4,200,000	$4,235,370

		102,120,853

Total Asset-Backed Securities (Cost $144,924,654)		143,664,709

U.S. TREASURY OBLIGATIONS - 18.1%

U.S. Treasury Bonds - 9.8%

1.125% due 05/15/40	6,000,000	3,870,000
1.250% due 05/15/50	3,750,000	2,021,924
1.375% due 08/15/50	2,750,000	1,533,125
1.750% due 08/15/41	5,500,000	3,827,441
1.875% due 11/15/51	3,350,000	2,118,744
2.000% due 02/15/50	1,750,000	1,151,992
2.000% due 08/15/51	2,500,000	1,633,399
2.250% due 08/15/46	1,950,000	1,387,204
2.250% due 02/15/52	7,500,000	5,201,074
2.500% due 02/15/46	6,500,000	4,880,332
2.750% due 11/15/47	3,500,000	2,725,625
2.875% due 05/15/52	8,250,000	6,570,996
3.000% due 11/15/44	1,000,000	828,047
3.000% due 08/15/52	10,000,000	8,180,469
3.625% due 02/15/53	23,000,000	21,244,453
3.625% due 05/15/53	2,000,000	1,849,531
3.875% due 02/15/43	15,000,000	14,307,422
4.000% due 11/15/42	6,000,000	5,832,891

		89,164,669

U.S. Treasury Notes - 8.3%

0.625% due 05/15/30	8,500,000	6,948,086
1.125% due 02/15/31	6,000,000	5,009,531
1.875% due 02/28/29	21,000,000	19,039,453
2.750% due 08/15/32	9,000,000	8,244,668
3.375% due 05/15/33	1,000,000	960,000
3.500% due 02/15/33	15,000,000	14,552,344
4.000% due 02/29/28	15,000,000	15,051,855
4.375% due 11/30/28	5,000,000	5,117,188

		74,923,125

Total U.S. Treasury Obligations (Cost $181,104,572)		164,087,794

	Principal Amount	Value

SHORT-TERM INVESTMENTS - 3.6%

Repurchase Agreements - 3.6%

Fixed Income Clearing Corp. 4.950% due 01/02/24 (Dated 12/29/23, repurchase price of $32,181,942; collateralized by U.S. Treasury Notes: 0.750% due 03/31/26 and value $32,807,557)	$32,164,251	$32,164,251

Total Short-Term Investments (Cost $32,164,251)		32,164,251

TOTAL INVESTMENTS - 100.0% (Cost $934,949,009)		903,774,846

OTHER ASSETS & LIABILITIES, NET - 0.0%		425,219

NET ASSETS - 100.0%		$904,200,065

Notes to Schedule of Investments

(a)	As of December 31, 2023, the Fund’s composition as a percentage of net assets was as follows:

Corporate Bonds & Notes	47.1%
U.S. Treasury Obligations	18.1%
Asset-Backed Securities	15.9%
Senior Loan Notes	11.2%
Mortgage-Backed Securities	4.1%
Short-Term Investments	3.6%

100.0%
Other Assets & Liabilities, Net	0.0%

100.0%

(b)	Fair Value Measurements

As of December 31, 2023, the Fund’s investments, as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities were as follows:

		Total Value at December 31, 2023	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$425,578,204	$–	$425,578,204	$–
	Senior Loan Notes	100,877,799	–	93,955,181	6,922,618
	Mortgage-Backed Securities	37,402,089	–	37,402,089	–
	Asset-Backed Securities	143,664,709	–	143,664,709	–
	U.S. Treasury Obligations	164,087,794	–	164,087,794	–
	Short-Term Investments	32,164,251	–	32,164,251	–

	Total	$903,774,846	$–	$896,852,228	$6,922,618

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments

December 31, 2023

	Principal Amount	Value
CORPORATE BONDS & NOTES - 40.4%

Basic Materials - 3.5%

Alpek SAB de CV (Mexico) 3.250% due 02/25/31 ~	$245,000	$210,098
Anglo American Capital PLC (South Africa)
3.625% due 09/11/24 ~	500,000	492,158
3.950% due 09/10/50 ~	430,000	327,546
4.000% due 09/11/27 ~	1,080,000	1,038,460
4.500% due 03/15/28 ~	2,625,000	2,557,355
4.750% due 04/10/27 ~	750,000	740,789
5.500% due 05/02/33 ~	2,630,000	2,658,565
5.625% due 04/01/30 ~	1,615,000	1,641,007
ArcelorMittal SA (Luxembourg) 6.800% due 11/29/32	2,905,000	3,143,560
Braskem America Finance Co. (Brazil) 7.125% due 07/22/41 ~	3,230,000	2,501,220
Braskem Netherlands Finance BV (Brazil) 5.875% due 01/31/50 ~	2,870,000	1,992,020
Celanese U.S. Holdings LLC
6.050% due 03/15/25	290,000	291,984
6.330% due 07/15/29	590,000	619,089
6.379% due 07/15/32	995,000	1,052,668
6.700% due 11/15/33	6,025,000	6,538,491
First Quantum Minerals Ltd. (Zambia) 6.875% due 03/01/26 ~	1,680,000	1,506,029
FMC Corp. 3.450% due 10/01/29	1,770,000	1,601,966
FMG Resources August 2006 Pty. Ltd. (Australia) 4.375% due 04/01/31 ~	3,270,000	2,995,627
Freeport Indonesia PT (Indonesia) 5.315% due 04/14/32 ~	1,185,000	1,164,950
Freeport-McMoRan, Inc. 4.625% due 08/01/30	500,000	489,348
Fresnillo PLC (Mexico) 4.250% due 10/02/50 ~	2,160,000	1,652,665
Glencore Funding LLC (Australia)
4.000% due 03/27/27 ~	1,730,000	1,681,195
6.375% due 10/06/30 ~	3,175,000	3,412,288
6.500% due 10/06/33 ~	20,595,000	22,465,028
Nutrien Ltd. (Canada) 5.800% due 03/27/53	635,000	680,235
OCP SA (Morocco) 3.750% due 06/23/31 ~	1,815,000	1,565,075
Orbia Advance Corp. SAB de CV (Mexico) 5.875% due 09/17/44 ~	2,815,000	2,556,884
POSCO (South Korea) 5.625% due 01/17/26 ~	770,000	776,805
Sociedad Quimica y Minera de Chile SA (Chile)
3.500% due 09/10/51 ~	2,295,000	1,586,545
6.500% due 11/07/33 ~	2,145,000	2,280,135
Suzano Austria GmbH (Brazil) 3.750% due 01/15/31	2,420,000	2,124,663

		74,344,448

Communications - 4.1%

Alibaba Group Holding Ltd. (China) 3.250% due 02/09/61	540,000	340,029
AT&T, Inc. 1.700% due 03/25/26	325,000	304,134
3.500% due 09/15/53	255,000	185,265
3.550% due 09/15/55	692,000	498,008
3.650% due 09/15/59	4,090,000	2,934,848
3.800% due 12/01/57	90,000	66,978
Baidu, Inc. (China)
2.375% due 10/09/30	490,000	415,001
3.075% due 04/07/25	705,000	682,512
Bharti Airtel Ltd. (India) 4.375% due 06/10/25 ~	2,645,000	2,609,128

	Principal Amount	Value
CCO Holdings LLC/CCO Holdings Capital Corp. 4.250% due 01/15/34 ~	$2,695,000	$2,193,641
Charter Communications Operating LLC/Charter Communications Operating Capital
4.400% due 04/01/33	1,725,000	1,593,539
4.400% due 12/01/61	2,315,000	1,602,419
4.800% due 03/01/50	3,475,000	2,694,358
5.500% due 04/01/63	3,165,000	2,645,009
6.384% due 10/23/35	270,000	274,365
CommScope, Inc. 6.000% due 03/01/26 ~	1,140,000	1,017,108
Corning, Inc. 5.450% due 11/15/79	1,730,000	1,672,519
CSC Holdings LLC
3.375% due 02/15/31 ~	330,000	241,124
4.500% due 11/15/31 ~	3,060,000	2,317,340
4.625% due 12/01/30 ~	5,070,000	3,059,088
DISH DBS Corp.
5.125% due 06/01/29	405,000	209,152
5.250% due 12/01/26 ~	690,000	592,451
5.750% due 12/01/28 ~	1,285,000	1,027,325
Empresa Nacional de Telecomunicaciones SA (Chile) 3.050% due 09/14/32 ~	535,000	427,409
Expedia Group, Inc.
2.950% due 03/15/31	6,035,000	5,314,084
6.250% due 05/01/25 ~	290,000	292,993
iHeartCommunications, Inc. 5.250% due 08/15/27 ~	1,170,000	930,758
Kenbourne Invest SA (Chile) 4.700% due 01/22/28 ~	1,900,000	1,006,174
MercadoLibre, Inc. (Brazil) 3.125% due 01/14/31	745,000	638,740
Meta Platforms, Inc. 4.950% due 05/15/33	3,090,000	3,190,415
Millicom International Cellular SA (Guatemala) 4.500% due 04/27/31 ~	755,000	628,540
NBN Co. Ltd. (Australia) 1.450% due 05/05/26 ~	1,675,000	1,545,878
Netflix, Inc. 4.875% due 06/15/30 ~	8,150,000	8,260,644
Outfront Media Capital LLC/Outfront Media Capital Corp. 4.250% due 01/15/29 ~	815,000	736,218
Prosus NV (China)
3.061% due 07/13/31 ~	4,880,000	3,944,989
3.832% due 02/08/51 ~	450,000	283,049
Sirius XM Radio, Inc. 5.500% due 07/01/29 ~	530,000	512,995
Sprint Capital Corp. 8.750% due 03/15/32	2,535,000	3,131,835
T-Mobile USA, Inc.
2.550% due 02/15/31	2,510,000	2,163,099
2.625% due 02/15/29	1,290,000	1,162,663
2.875% due 02/15/31	950,000	838,083
3.375% due 04/15/29	480,000	446,514
3.500% due 04/15/31	2,920,000	2,672,894
3.875% due 04/15/30	2,600,000	2,466,261
Tencent Holdings Ltd. (China) 3.290% due 06/03/60 ~	2,130,000	1,350,812
Time Warner Cable Enterprises LLC 8.375% due 07/15/33	990,000	1,147,559
Time Warner Cable LLC
4.500% due 09/15/42	1,705,000	1,340,221
5.500% due 09/01/41	250,000	216,604
6.550% due 05/01/37	520,000	512,989
6.750% due 06/15/39	1,310,000	1,300,919
Uber Technologies, Inc. 4.500% due 08/15/29 ~	5,410,000	5,171,103

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Principal Amount	Value
Verizon Communications, Inc. 4.400% due 11/01/34	$900,000	$866,503
4.500% due 08/10/33	1,860,000	1,815,765
Ziff Davis, Inc. 4.625% due 10/15/30 ~	1,955,000	1,795,756

		85,287,807

Consumer, Cyclical - 3.4%

American Airlines Pass-Through Trust Class A 3.600% due 04/15/31	1,759,327	1,544,468
American Airlines, Inc./AAdvantage Loyalty IP Ltd. 5.750% due 04/20/29 ~	1,600,000	1,561,452
American Builders & Contractors Supply Co., Inc. 3.875% due 11/15/29 ~	2,235,000	1,994,758
Carnival Corp. 5.750% due 03/01/27 ~	1,795,000	1,752,249
Delta Air Lines, Inc./SkyMiles IP Ltd.
4.500% due 10/20/25 ~	675,005	665,012
4.750% due 10/20/28 ~	2,085,000	2,051,753
Dick’s Sporting Goods, Inc. 4.100% due 01/15/52	1,885,000	1,346,370
Falabella SA (Chile) 3.375% due 01/15/32 ~	1,370,000	1,019,558
Ford Motor Credit Co. LLC
2.900% due 02/16/28	650,000	584,106
4.125% due 08/17/27	1,590,000	1,506,611
5.125% due 06/16/25	760,000	750,777
7.122% due 11/07/33	780,000	840,827
Forestar Group, Inc. 3.850% due 05/15/26 ~	730,000	696,193
General Motors Co.
5.000% due 04/01/35	2,490,000	2,379,077
5.600% due 10/15/32	590,000	603,532
5.950% due 04/01/49	450,000	441,226
6.125% due 10/01/25	140,000	141,923
6.250% due 10/02/43	15,000	15,325
General Motors Financial Co., Inc.
2.350% due 01/08/31	635,000	525,255
3.100% due 01/12/32	9,385,000	7,994,869
Hilton Domestic Operating Co., Inc. 3.625% due 02/15/32 ~	955,000	834,597
Hyundai Capital America 6.100% due 09/21/28 ~	4,880,000	5,074,093
Lear Corp. 3.550% due 01/15/52	2,775,000	1,939,120
Lithia Motors, Inc.
3.875% due 06/01/29 ~	1,140,000	1,030,775
4.375% due 01/15/31 ~	1,035,000	941,902
Marriott Ownership Resorts, Inc. 4.500% due 06/15/29 ~	1,180,000	1,041,179
MDC Holdings, Inc. 6.000% due 01/15/43	90,000	83,860
Meritage Homes Corp. 3.875% due 04/15/29 ~	1,140,000	1,048,800
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd. 6.500% due 06/20/27 ~	469,000	470,674
NCL Corp. Ltd.
5.875% due 03/15/26 ~	535,000	523,151
5.875% due 02/15/27 ~	3,390,000	3,362,854
New Red Finance, Inc. (Canada) 4.000% due 10/15/30 ~	585,000	525,405
Newell Brands, Inc. 5.200% due 04/01/26	5,000	4,935
Nissan Motor Acceptance Co. LLC 7.050% due 09/15/28 ~	675,000	712,847
Nissan Motor Co. Ltd. (Japan) 3.522% due 09/17/25 ~	2,700,000	2,600,659
NVR, Inc. 3.000% due 05/15/30	1,265,000	1,127,715

	Principal Amount	Value
Royal Caribbean Cruises Ltd. 5.500% due 04/01/28 ~	$1,050,000	$1,037,278
Travel & Leisure Co. 4.625% due 03/01/30 ~	1,155,000	1,034,354
United Airlines Pass-Through Trust Class A 3.700% due 09/01/31	2,931,857	2,569,319
5.800% due 07/15/37	1,165,000	1,185,979
United Airlines, Inc.
4.375% due 04/15/26 ~	45,000	43,884
4.625% due 04/15/29 ~	1,840,000	1,722,756
Volkswagen Group of America Finance LLC (Germany) 6.450% due 11/16/30 ~	4,855,000	5,172,366
Warnermedia Holdings, Inc.
3.755% due 03/15/27	570,000	546,368
4.054% due 03/15/29	730,000	692,983
4.279% due 03/15/32	4,035,000	3,694,132
5.391% due 03/15/62	3,030,000	2,598,106
Yum! Brands, Inc. 4.750% due 01/15/30 ~	430,000	417,274

		70,452,706

Consumer, Non-Cyclical - 3.4%

Amgen, Inc.
4.663% due 06/15/51	289,000	263,106
5.750% due 03/02/63	1,605,000	1,685,889
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium)
3.650% due 02/01/26	122,000	119,817
4.900% due 02/01/46	580,000	568,990
Anheuser-Busch InBev Worldwide, Inc. (Belgium)
3.500% due 06/01/30	1,640,000	1,560,714
4.350% due 06/01/40	1,540,000	1,440,169
Ashtead Capital, Inc. (United Kingdom) 5.950% due 10/15/33 ~	1,570,000	1,600,817
BAT Capital Corp. (United Kingdom) 2.789% due 09/06/24	3,290,000	3,224,473
Bausch Health Cos., Inc. 4.875% due 06/01/28 ~	385,000	232,333
BRF SA (Brazil) 5.750% due 09/21/50 ~	2,020,000	1,511,257
Centene Corp.
2.625% due 08/01/31	8,935,000	7,424,067
3.375% due 02/15/30	1,360,000	1,221,940
4.625% due 12/15/29	380,000	364,793
Cigna Group 4.375% due 10/15/28	1,750,000	1,736,685
CVS Health Corp.
1.875% due 02/28/31	430,000	354,076
2.125% due 09/15/31	910,000	753,804
3.750% due 04/01/30	670,000	630,493
CVS Pass-Through Trust 6.036% due 12/10/28	1,446,241	1,461,272
Elevance Health, Inc. 4.100% due 05/15/32	225,000	214,996
Encompass Health Corp. 4.750% due 02/01/30	110,000	103,711
Equifax, Inc. 2.600% due 12/15/25	1,030,000	983,272
Global Payments, Inc. 5.400% due 08/15/32	3,115,000	3,147,327
HCA, Inc.
3.500% due 09/01/30	450,000	408,058
4.625% due 03/15/52	1,855,000	1,580,110
5.500% due 06/01/33	6,100,000	6,198,355
JBS USA LUX SA/JBS USA Food Co./JBS Luxembourg SARL 7.250% due 11/15/53 ~	3,625,000	3,943,030

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Principal Amount	Value
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc. 3.750% due 12/01/31	$3,010,000	$2,596,269
Kimberly-Clark de Mexico SAB de CV (Mexico) 2.431% due 07/01/31 ~	355,000	305,055
Minerva Luxembourg SA (Brazil) 4.375% due 03/18/31 ~	1,720,000	1,419,782
Pfizer Investment Enterprises Pte. Ltd. 4.750% due 05/19/33	2,570,000	2,576,715
Pilgrim’s Pride Corp. 3.500% due 03/01/32	1,860,000	1,574,890
Post Holdings, Inc. 4.500% due 09/15/31 ~	1,150,000	1,032,150
Quest Diagnostics, Inc. 6.400% due 11/30/33	1,455,000	1,614,324
Sabre GLBL, Inc. 8.625% due 06/01/27 ~	565,000	514,644
Smithfield Foods, Inc. 3.000% due 10/15/30 ~	250,000	205,432
Teva Pharmaceutical Finance Co. LLC (Israel) 6.150% due 02/01/36	280,000	268,365
Teva Pharmaceutical Finance Netherlands III BV (Israel)
3.150% due 10/01/26	6,015,000	5,573,707
4.100% due 10/01/46	8,345,000	5,660,356
4.750% due 05/09/27	730,000	699,887
7.125% due 01/31/25	570,000	575,413
8.125% due 09/15/31	540,000	589,589
Verisk Analytics, Inc. 5.750% due 04/01/33	2,510,000	2,693,751
Viatris, Inc. 4.000% due 06/22/50	315,000	221,946

		70,855,829

Energy - 4.4%

Aker BP ASA (Norway) 4.000% due 01/15/31 ~	4,520,000	4,153,243
Cheniere Energy Partners LP
3.250% due 01/31/32	1,340,000	1,143,364
4.000% due 03/01/31	400,000	364,187
5.950% due 06/30/33 ~	4,020,000	4,132,520
Continental Resources, Inc.
2.875% due 04/01/32 ~	10,410,000	8,453,783
4.375% due 01/15/28	660,000	639,555
5.750% due 01/15/31 ~	1,300,000	1,295,003
DCP Midstream Operating LP 6.450% due 11/03/36 ~	1,515,000	1,615,382
Devon Energy Corp. 4.500% due 01/15/30	1,275,000	1,225,156
Enbridge, Inc. (Canada) 5.700% due 03/08/33	2,535,000	2,635,939
Energian Israel Finance Ltd. (Israel)
5.375% due 03/30/28 ~	1,165,000	1,026,707
5.875% due 03/30/31 ~	1,195,000	1,011,835
Energy Transfer LP
3.750% due 05/15/30	2,010,000	1,867,479
4.950% due 06/15/28	680,000	678,019
5.250% due 04/15/29	410,000	413,392
5.300% due 04/15/47	2,670,000	2,453,965
5.400% due 10/01/47	295,000	275,519
5.750% due 02/15/33	3,045,000	3,143,427
EnLink Midstream LLC 6.500% due 09/01/30 ~	695,000	710,367
Enterprise Products Operating LLC
6.650% due 10/15/34	520,000	595,906
7.550% due 04/15/38	180,000	220,554
EQM Midstream Partners LP 6.500% due 07/01/27 ~	380,000	387,166

	Principal Amount	Value
EQT Corp.
3.125% due 05/15/26 ~	$50,000	$47,485
3.625% due 05/15/31 ~	5,895,000	5,272,046
3.900% due 10/01/27	1,430,000	1,368,898
5.000% due 01/15/29	630,000	624,712
6.125% due 02/01/25	67,000	67,340
Gray Oak Pipeline LLC 3.450% due 10/15/27 ~	435,000	405,033
Leviathan Bond Ltd. (Israel) 6.125% due 06/30/25 ~	2,345,000	2,279,574
MPLX LP
4.500% due 04/15/38	1,510,000	1,346,210
4.800% due 02/15/29	930,000	924,176
Occidental Petroleum Corp.
3.000% due 02/15/27	870,000	810,148
6.450% due 09/15/36	1,610,000	1,705,620
7.875% due 09/15/31	2,702,000	3,077,184
Ovintiv, Inc. 6.500% due 08/15/34	1,485,000	1,581,250
Plains All American Pipeline LP/PAA Finance Corp. 3.800% due 09/15/30	3,410,000	3,139,649
Sabine Pass Liquefaction LLC 4.500% due 05/15/30	1,620,000	1,583,872
Saudi Arabian Oil Co. (Saudi Arabia) 3.500% due 11/24/70 ~	1,645,000	1,135,063
Southwestern Energy Co. 4.750% due 02/01/32	335,000	310,363
SunCoke Energy, Inc. 4.875% due 06/30/29 ~	570,000	513,589
Targa Resources Corp. 6.500% due 03/30/34	5,920,000	6,399,791
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
4.000% due 01/15/32	170,000	155,434
4.875% due 02/01/31	770,000	748,983
5.500% due 03/01/30	540,000	540,408
6.500% due 07/15/27	265,000	268,664
Thaioil Treasury Center Co. Ltd. (Thailand) 3.750% due 06/18/50 ~	3,865,000	2,726,888
Var Energi ASA (Norway) 8.000% due 11/15/32 ~	2,365,000	2,658,863
Venture Global Calcasieu Pass LLC
3.875% due 11/01/33 ~	1,885,000	1,599,702
4.125% due 08/15/31 ~	1,175,000	1,036,686
Viper Energy, Inc. 7.375% due 11/01/31 ~	490,000	507,704
Western Midstream Operating LP
4.050% due 02/01/30	2,824,000	2,644,197
5.250% due 02/01/50	600,000	538,701
5.300% due 03/01/48	130,000	113,318
5.500% due 08/15/48	960,000	857,525
6.150% due 04/01/33	1,015,000	1,055,750
Williams Cos., Inc. 7.500% due 01/15/31	5,385,000	6,100,828

		92,588,122

Financial - 14.7%

AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)
3.000% due 10/29/28	1,840,000	1,680,801
3.150% due 02/15/24	2,180,000	2,171,539
3.300% due 01/30/32	780,000	679,128
3.400% due 10/29/33	9,590,000	8,240,630
Air Lease Corp.
3.125% due 12/01/30	2,995,000	2,621,443
3.375% due 07/01/25	580,000	561,673
3.750% due 06/01/26	2,135,000	2,060,902

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Principal Amount	Value
Aircastle Ltd.
2.850% due 01/26/28 ~	$2,975,000	$2,656,942
6.500% due 07/18/28 ~	3,485,000	3,557,820
Ally Financial, Inc. 8.000% due 11/01/31	3,390,000	3,701,612
American Express Co. 4.420% due 08/03/33	1,640,000	1,579,526
American Homes 4 Rent LP 3.375% due 07/15/51	325,000	223,336
American Tower Corp. 5.900% due 11/15/33	4,990,000	5,287,199
Antares Holdings LP (Canada)
3.750% due 07/15/27 ~	3,420,000	3,083,992
3.950% due 07/15/26 ~	1,065,000	991,304
ARES Capital Corp.
2.150% due 07/15/26	3,295,000	3,005,629
3.200% due 11/15/31	3,225,000	2,699,960
Athene Holding Ltd.
3.500% due 01/15/31	6,575,000	5,795,748
5.875% due 01/15/34	3,630,000	3,667,304
Aviation Capital Group LLC 6.375% due 07/15/30 ~	5,000,000	5,153,833
Avolon Holdings Funding Ltd. (Ireland) 2.750% due 02/21/28 ~	2,300,000	2,045,665
Banco Santander Chile (Chile) 2.700% due 01/10/25 ~	1,505,000	1,464,884
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand (Mexico) 5.375% due 04/17/25 ~	1,010,000	1,008,993
Banco Santander SA (Spain)
1.849% due 03/25/26	1,600,000	1,481,965
2.958% due 03/25/31	600,000	515,838
4.175% due 03/24/28	200,000	192,633
Bank of America Corp.
2.572% due 10/20/32	3,040,000	2,521,630
2.592% due 04/29/31	2,550,000	2,198,988
2.972% due 02/04/33	1,920,000	1,634,356
3.419% due 12/20/28	3,934,000	3,708,322
3.974% due 02/07/30	3,230,000	3,060,268
4.200% due 08/26/24	2,465,000	2,443,028
4.450% due 03/03/26	330,000	326,532
5.288% due 04/25/34	2,420,000	2,426,868
5.872% due 09/15/34	9,050,000	9,478,842
Barclays PLC (United Kingdom)
4.972% due 05/16/29	2,496,000	2,452,644
5.088% due 06/20/30	4,250,000	4,119,273
6.224% due 05/09/34	2,010,000	2,085,823
BBVA Bancomer SA (Mexico) 1.875% due 09/18/25 ~	1,160,000	1,095,548
Blackstone Secured Lending Fund 2.125% due 02/15/27	2,905,000	2,583,231
Blue Owl Capital Corp.
2.625% due 01/15/27	2,695,000	2,430,935
2.875% due 06/11/28	4,745,000	4,169,846
Blue Owl Technology Finance Corp.
2.500% due 01/15/27	1,760,000	1,537,415
3.750% due 06/17/26 ~	1,615,000	1,477,488
BNP Paribas SA (France)
1.323% due 01/13/27 ~	3,135,000	2,892,928
2.219% due 06/09/26 ~	1,130,000	1,079,288
4.375% due 03/01/33 ~	970,000	909,178
4.400% due 08/14/28 ~	1,055,000	1,028,749
4.625% due 03/13/27 ~	555,000	543,981
5.125% due 01/13/29 ~	2,280,000	2,297,742
5.198% due 01/10/30 ~	920,000	921,825
Brighthouse Financial, Inc. 5.625% due 05/15/30	2,140,000	2,169,895
CaixaBank SA (Spain) 6.840% due 09/13/34 ~	1,505,000	1,590,752

	Principal Amount	Value
Capital One Financial Corp. 6.377% due 06/08/34	$3,560,000	$3,666,142
Citigroup, Inc.
3.106% due 04/08/26	1,310,000	1,273,832
3.980% due 03/20/30	2,000,000	1,899,667
4.075% due 04/23/29	1,420,000	1,367,895
4.412% due 03/31/31	445,000	425,990
4.450% due 09/29/27	665,000	650,086
4.658% due 05/24/28	365,000	362,241
4.910% due 05/24/33	960,000	940,384
5.500% due 09/13/25	630,000	633,216
6.625% due 06/15/32	240,000	261,342
Credit Agricole SA (France) 4.000% due 01/10/33 ~	1,665,000	1,543,100
Credit Suisse AG (Switzerland) 2.950% due 04/09/25	1,580,000	1,532,606
Danske Bank AS (Denmark)
3.244% due 12/20/25 ~	800,000	779,552
5.375% due 01/12/24 ~	1,470,000	1,469,693
Deutsche Bank AG (Germany)
2.129% due 11/24/26	2,880,000	2,701,256
3.729% due 01/14/32	4,535,000	3,803,518
6.819% due 11/20/29	2,360,000	2,486,225
7.079% due 02/10/34	2,125,000	2,186,337
EPR Properties 3.600% due 11/15/31	520,000	431,765
Equinix, Inc. 2.150% due 07/15/30	3,125,000	2,649,956
Extra Space Storage LP 5.900% due 01/15/31	1,875,000	1,958,231
Fidelity National Financial, Inc. 3.400% due 06/15/30	1,740,000	1,552,004
FS KKR Capital Corp. 3.400% due 01/15/26	2,730,000	2,584,676
GLP Capital LP/GLP Financing II, Inc.
3.250% due 01/15/32	1,260,000	1,065,037
6.750% due 12/01/33	400,000	431,954
Goldman Sachs Group, Inc.
3.102% due 02/24/33	6,125,000	5,259,626
3.615% due 03/15/28	710,000	681,221
4.223% due 05/01/29	1,000,000	968,000
5.950% due 01/15/27	1,733,000	1,783,097
6.750% due 10/01/37	2,590,000	2,853,423
HSBC Holdings PLC (United Kingdom)
0.976% due 05/24/25	500,000	489,977
3.973% due 05/22/30	1,480,000	1,383,665
4.250% due 03/14/24	1,035,000	1,031,207
4.762% due 03/29/33	1,190,000	1,109,218
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 4.375% due 02/01/29	120,000	100,350
Intesa Sanpaolo SpA (Italy)
4.198% due 06/01/32 ~	775,000	639,831
6.625% due 06/20/33 ~	1,525,000	1,564,478
7.200% due 11/28/33 ~	3,000,000	3,200,172
Iron Mountain, Inc. 4.500% due 02/15/31 ~	1,840,000	1,669,897
Jefferies Financial Group, Inc. 6.250% due 01/15/36	3,960,000	4,169,503
JPMorgan Chase & Co.
2.522% due 04/22/31	2,660,000	2,301,135
2.956% due 05/13/31	2,215,000	1,947,480
4.203% due 07/23/29	3,010,000	2,927,057
4.452% due 12/05/29	4,010,000	3,932,685
4.912% due 07/25/33	6,300,000	6,231,151
Liberty Mutual Group, Inc. 3.950% due 05/15/60 ~	935,000	675,196
Macquarie Bank Ltd. (Australia) 3.231% due 03/21/25 ~	2,110,000	2,065,947

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Principal Amount	Value
Mitsubishi UFJ Financial Group, Inc. (Japan)
2.309% due 07/20/32	$1,525,000	$1,266,529
3.837% due 04/17/26	455,000	446,394
4.080% due 04/19/28	470,000	457,271
Morgan Stanley
2.188% due 04/28/26	3,400,000	3,267,694
2.484% due 09/16/36	6,725,000	5,333,575
2.699% due 01/22/31	2,830,000	2,475,699
3.622% due 04/01/31	3,040,000	2,801,755
4.431% due 01/23/30	170,000	165,699
5.164% due 04/20/29	1,215,000	1,222,664
6.342% due 10/18/33	2,440,000	2,632,201
Mutual of Omaha Insurance Co. 6.800% due 06/15/36 ~	1,000,000	1,063,297
Natwest Group PLC (United Kingdom)
4.892% due 05/18/29	360,000	353,861
5.076% due 01/27/30	500,000	492,764
Navient Corp. 5.000% due 03/15/27	1,845,000	1,782,998
NLV Financial Corp. 7.500% due 08/15/33 ~	4,475,000	4,714,599
Penn Mutual Life Insurance Co. 6.650% due 06/15/34 ~	2,555,000	2,680,842
PNC Financial Services Group, Inc. 5.068% due 01/24/34	855,000	837,018
Rocket Mortgage LLC/Rocket Mortgage Co.-Issuer, Inc.
2.875% due 10/15/26 ~	2,760,000	2,548,432
3.875% due 03/01/31 ~	5,910,000	5,205,357
4.000% due 10/15/33 ~	3,810,000	3,241,104
Santander Holdings USA, Inc. 2.490% due 01/06/28	1,670,000	1,530,200
SBA Communications Corp. 3.125% due 02/01/29	2,155,000	1,938,599
Societe Generale SA (France)
2.625% due 01/22/25 ~	3,650,000	3,539,058
3.653% due 07/08/35 ~	4,340,000	3,660,562
Standard Chartered PLC (United Kingdom)
2.819% due 01/30/26 ~	2,880,000	2,785,893
3.265% due 02/18/36 ~	8,465,000	6,936,335
6.296% due 07/06/34 ~	2,500,000	2,627,270
Stewart Information Services Corp. 3.600% due 11/15/31	2,050,000	1,600,206
Sumitomo Mitsui Financial Group, Inc. (Japan) 1.474% due 07/08/25	835,000	790,376
3.040% due 07/16/29	1,580,000	1,439,959
Synchrony Bank 5.625% due 08/23/27	1,595,000	1,569,057
Toronto-Dominion Bank (Canada) 5.523% due 07/17/28	1,770,000	1,823,596
Truist Financial Corp. 5.867% due 06/08/34	1,015,000	1,036,104
UBS Group AG (Switzerland) 2.746% due 02/11/33 ~	850,000	697,728
3.091% due 05/14/32 ~	2,240,000	1,908,842
4.194% due 04/01/31 ~	3,760,000	3,504,284
4.751% due 05/12/28 ~	675,000	665,102
6.442% due 08/11/28 ~	680,000	706,618
9.016% due 11/15/33 ~	780,000	959,417
UniCredit SpA (Italy)
1.982% due 06/03/27 ~	2,400,000	2,196,183
5.459% due 06/30/35 ~	455,000	428,470
VICI Properties LP 5.125% due 05/15/32	5,555,000	5,421,256
Weyerhaeuser Co. 4.000% due 04/15/30	2,210,000	2,106,143

		307,817,706

	Principal Amount	Value
Industrial - 3.0%

BAE Systems PLC (United Kingdom) 3.400% due 04/15/30 ~	$1,705,000	$1,573,995
Boeing Co.
2.196% due 02/04/26	595,000	562,311
3.750% due 02/01/50	690,000	536,240
5.705% due 05/01/40	2,045,000	2,116,506
5.805% due 05/01/50	2,305,000	2,388,560
Carrier Global Corp.
3.577% due 04/05/50	50,000	39,159
5.900% due 03/15/34 ~	445,000	481,492
Cemex SAB de CV (Mexico)
3.875% due 07/11/31 ~	7,255,000	6,495,191
5.125% due 06/08/26 ~	2,665,000	2,529,568
Embraer Netherlands Finance BV (Brazil) 7.000% due 07/28/30 ~	1,960,000	2,057,992
GATX Corp. 6.900% due 05/01/34	3,385,000	3,728,837
Huntington Ingalls Industries, Inc. 4.200% due 05/01/30	1,650,000	1,573,456
Ingersoll Rand, Inc. 5.700% due 08/14/33	3,005,000	3,180,727
Jabil, Inc. 3.000% due 01/15/31	2,195,000	1,903,727
Jacobs Engineering Group, Inc. 6.350% due 08/18/28	2,450,000	2,561,104
Klabin Austria GmbH (Brazil) 7.000% due 04/03/49 ~	1,685,000	1,704,649
Mohawk Industries, Inc. 5.850% due 09/18/28	1,425,000	1,478,466
Nordson Corp. 5.800% due 09/15/33	2,495,000	2,650,098
Owens Corning 7.000% due 12/01/36	2,770,000	3,185,428
Penske Truck Leasing Co. LP/PTL Finance Corp. 6.050% due 08/01/28 ~	2,475,000	2,567,827
RTX Corp.
2.250% due 07/01/30	320,000	276,620
5.150% due 02/27/33	5,165,000	5,266,275
Sensata Technologies, Inc. 3.750% due 02/15/31 ~	2,395,000	2,114,283
Sitios Latinoamerica SAB de CV (Brazil) 5.375% due 04/04/32 ~	2,400,000	2,233,316
Textron, Inc. 3.000% due 06/01/30	2,905,000	2,602,228
TransDigm, Inc. 7.125% due 12/01/31 ~	1,455,000	1,526,535
Trimble, Inc. 6.100% due 03/15/33	2,530,000	2,709,016
Veralto Corp. 5.450% due 09/18/33 ~	3,595,000	3,726,143

		63,769,749

Technology - 3.0%

Broadcom, Inc.
3.137% due 11/15/35 ~	4,110,000	3,376,411
3.187% due 11/15/36 ~	11,650,000	9,447,059
CDW LLC/CDW Finance Corp. 3.569% due 12/01/31	11,750,000	10,436,233
Entegris Escrow Corp. 4.750% due 04/15/29 ~	3,220,000	3,105,879
Fiserv, Inc. 5.625% due 08/21/33	3,540,000	3,710,276
Hewlett Packard Enterprise Co. 6.200% due 10/15/35	2,230,000	2,447,758
KLA Corp. 5.650% due 11/01/34	1,995,000	2,113,389
Leidos, Inc. 5.750% due 03/15/33	3,060,000	3,193,030

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Principal Amount	Value
Marvell Technology, Inc. 5.950% due 09/15/33	$1,510,000	$1,602,373
Micron Technology, Inc.
5.875% due 02/09/33	530,000	551,220
5.875% due 09/15/33	12,225,000	12,721,544
Oracle Corp.
2.875% due 03/25/31	1,830,000	1,621,969
2.950% due 04/01/30	260,000	234,765
4.100% due 03/25/61	2,055,000	1,569,217
4.650% due 05/06/30	900,000	896,973
6.250% due 11/09/32	1,940,000	2,111,253
Seagate HDD Cayman 4.091% due 06/01/29	220,000	203,645
SS&C Technologies, Inc. 5.500% due 09/30/27 ~	105,000	103,568
Western Digital Corp.
2.850% due 02/01/29	1,880,000	1,620,449
4.750% due 02/15/26	940,000	922,806

		61,989,817

Utilities - 0.9%

AES Corp. 3.950% due 07/15/30 ~	2,390,000	2,212,521
Boston Gas Co. 3.001% due 08/01/29 ~	345,000	309,353
Calpine Corp. 3.750% due 03/01/31 ~	2,665,000	2,340,541
Clearway Energy Operating LLC 3.750% due 02/15/31 ~	2,050,000	1,808,050
Cometa Energia SA de CV (Mexico) 6.375% due 04/24/35 ~	2,991,460	2,905,390
Enel Americas SA (Chile) 4.000% due 10/25/26	410,000	399,291
Enel Finance International NV (Italy) 6.800% due 09/15/37 ~	2,425,000	2,651,260
Entergy Corp. 2.800% due 06/15/30	700,000	616,460
IPALCO Enterprises, Inc. 4.250% due 05/01/30	775,000	717,536
NRG Energy, Inc. 3.875% due 02/15/32 ~	56,000	48,005
Pacific Gas & Electric Co.
2.500% due 02/01/31	350,000	289,053
3.250% due 06/01/31	1,820,000	1,577,880
Pattern Energy Operations LP/Pattern Energy Operations, Inc. 4.500% due 08/15/28 ~	545,000	515,921
Sempra Global 3.250% due 01/15/32 ~	1,885,000	1,550,913
Transelec SA (Chile) 4.250% due 01/14/25 ~	1,085,000	1,067,615

		19,009,789

Total Corporate Bonds & Notes (Cost $823,466,564)		846,115,973

CONVERTIBLE CORPORATE BONDS & NOTES - 0.9%

Communications - 0.4%

DISH Network Corp.
2.375% due 03/15/24	1,055,000	1,048,406
3.375% due 08/15/26	4,500,000	2,407,500
Etsy, Inc. 0.250% due 06/15/28	3,295,000	2,646,215
Uber Technologies, Inc. (1.098%) due 12/15/25	1,025,000	1,047,405

		7,149,526

	Principal Amount	Value
Consumer, Cyclical - 0.1%

Southwest Airlines Co. 1.250% due 05/01/25	$1,540,000	$1,561,945

Consumer, Non-Cyclical - 0.3%

BioMarin Pharmaceutical, Inc.
0.599% due 08/01/24	515,000	508,872
1.250% due 05/15/27	3,055,000	3,152,454
Livongo Health, Inc. 0.875% due 06/01/25	540,000	507,276
Teladoc Health, Inc. 1.250% due 06/01/27	3,120,000	2,579,928

		6,748,530

Utilities - 0.1%

PPL Capital Funding, Inc. 2.875% due 03/15/28 ~	2,650,000	2,579,775

Total Convertible Corporate Bonds & Notes (Cost $17,211,059)		18,039,776

MORTGAGE-BACKED SECURITIES - 14.7%

Collateralized Mortgage Obligations - Commercial - 2.2%

BANK 2019-BNK22 2.978% due 11/15/62	1,200,000	1,069,107
BANK 2023-BNK45 5.203% due 02/15/56	1,020,000	1,033,252
BANK 2023-BNK46 5.745% due 08/15/56	525,000	553,171
Benchmark Mortgage Trust 6.363% due 07/15/56 §	235,000	246,493
Citigroup Commercial Mortgage Trust 2.896% due 11/15/49	1,835,476	1,716,835
Commercial Mortgage Trust 4.535% due 08/15/45 § ~	699,198	632,774
Commercial Mortgage Trust (IO) 0.879% due 10/15/45 § Ω ±	132,669	7
Credit Suisse Mortgage Trust
3.953% due 09/15/37 ~	6,800,000	5,915,828
4.373% due 09/15/37 ~	1,700,000	803,975
CSMC Trust 3.304% due 09/15/37 ~	183,088	157,934
DBJPM Mortgage Trust 2.890% due 08/10/49	2,010,000	1,863,953
Extended Stay America Trust 6.557% (SOFR + 1.194%) due 07/15/38 § ~	4,013,792	3,979,739
7.727% (SOFR + 2.364%) due 07/15/38 § ~	2,147,845	2,113,768
Fannie Mae (IO) 0.557% due 06/25/29 §	9,333,508	224,305
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates (IO)
0.254% due 05/25/33 § Ω ±	19,999,393	455,444
0.358% due 06/25/32 §	18,308,293	496,424
0.719% due 12/25/30 § Ω ±	11,198,805	441,209
Freddie Mac (IO)
0.471% due 02/25/36 § Ω ±	4,980,207	188,163
0.567% due 12/25/27 § Ω ±	5,964,888	108,267
0.776% due 03/25/28 § Ω ±	6,073,844	129,290
Freddie Mac Multifamily Structured Pass-Through Certificates
0.123% due 07/25/33 § Ω ±	7,998,313	110,635
0.397% due 12/25/31 § Ω ±	14,954,006	399,466

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Principal Amount	Value
Freddie Mac Multifamily Structured Pass-Through Certificates (IO)
0.230% due 06/25/54 §	$22,525,560	$412,790
0.297% due 03/25/32 §	6,895,129	143,664
0.342% due 04/25/55 §	13,197,787	322,194
0.515% due 03/25/31 § Ω ±	16,851,511	485,532
0.631% due 10/25/26 § Ω ±	16,484,881	220,469
0.878% due 06/25/29 § Ω ±	7,202,536	280,004
1.147% due 06/25/29 § Ω ±	6,050,000	327,777
1.225% due 06/25/27 § Ω ±	1,444,231	31,961
1.283% due 07/25/26 § Ω ±	4,927,906	123,251
1.318% due 01/25/30 § Ω ±	3,300,849	212,894
Government National Mortgage Association (IO)
0.061% due 10/16/48 § Ω ±	4,449,887	5,960
0.325% due 01/16/53 § Ω ±	24,180,787	162,479
0.448% due 08/16/58 § Ω ±	1,218,681	27,810
0.504% due 12/16/59 § Ω ±	1,826,009	60,827
0.505% due 04/16/57 § Ω ±	1,589,263	43,469
0.526% due 02/16/59 § Ω ±	1,844,883	55,493
0.567% due 01/16/63 § Ω ±	4,851,278	232,367
0.570% due 11/16/47 § Ω ±	7,642,080	108,117
0.571% due 02/16/62 § Ω ±	3,393,387	162,172
0.585% due 07/16/58 § Ω ±	983,630	26,930
0.611% due 06/16/64 § Ω ±	5,999,381	369,564
0.640% due 02/16/61 § Ω ±	2,122,079	102,894
0.665% due 11/16/55 § Ω ±	6,507,676	164,314
0.805% due 01/16/61 §	12,209,944	709,741
0.826% due 05/16/63 § Ω ±	4,591,172	268,328
0.838% due 05/16/60 § Ω ±	1,733,606	93,468
0.871% due 10/16/62 § Ω ±	2,696,034	162,180
0.913% due 11/16/60 § Ω ±	5,597,190	335,361
1.422% due 10/16/60 §	30,191,203	2,536,333
GS Mortgage Securities Corp. Trust 3.550% due 03/05/33 § ~	1,310,000	1,003,240
GS Mortgage Securities Trust
2.911% due 02/13/53	1,552,462	1,377,700
3.164% due 05/10/50	1,519,378	1,423,809
JP Morgan Chase Commercial Mortgage Securities Trust 2.822% due 08/15/49	3,400,000	3,167,440
Wells Fargo Commercial Mortgage Trust 4.000% due 04/15/55 §	5,314,000	4,933,372
WFRBS Commercial Mortgage Trust 4.204% due 11/15/47 §	3,830,000	3,355,111

		46,089,054

Collateralized Mortgage Obligations - Residential - 1.6%

Connecticut Avenue Securities Trust
7.502% (SOFR + 2.164%) due 01/25/40 § ~	953,965	967,042
7.552% (SOFR + 2.214%) due 10/25/39 § ~	34,261	34,263
CoreVest American Finance Ltd. 7.553% due 12/28/30 § ~	3,070,000	3,099,196
Credit Suisse Mortgage Trust 2.000% due 01/25/60 ~	1,335,926	1,157,317
CSMC Trust
1.101% due 05/25/66 § ~	770,305	640,328
2.962% due 07/25/57 § ~	9,880,000	8,907,037
Fannie Mae 6.837% (SOFR + 1.500%) due 10/25/43 § ~	2,407,059	2,413,888
Fannie Mae (IO)
0.698% (6.036% - SOFR) due 09/25/41 - 08/25/45 § Ω ±	2,993,250	288,040
1.028% (6.366% - SOFR) due 04/25/40 § Ω ±	223,504	25,371
1.148% (6.486% - SOFR) due 07/25/42 § Ω ±	71,908	8,615
1.177% due 10/25/35 § Ω ±	135,626	8,924

	Principal Amount	Value
1.198% (6.536% - SOFR) due 03/25/42 § Ω ±	$513,289	$33,697
1.373% due 03/25/36 § Ω ±	86,221	5,112
2.002% due 07/25/36 § Ω ±	144,656	13,543
3.000% due 11/25/26 - 09/25/32 Ω ±	986,493	35,002
3.500% due 07/25/28 - 11/25/41 Ω ±	848,675	96,644
4.000% due 11/25/41 Ω ±	964,483	171,715
4.500% due 11/25/39 Ω ±	128,040	22,883
5.000% due 01/25/38 - 01/25/39 Ω ±	345,177	59,985
5.000% due 01/25/39 § Ω ±	88,157	16,458
5.500% due 01/25/39 § Ω ±	83,387	17,026
5.503% due 12/25/36 § Ω ±	645,824	51,896
6.000% due 01/25/38 - 07/25/38 Ω ±	358,766	73,245
Freddie Mac (IO)
0.497% (5.836% - SOFR) due 10/15/41 § Ω ±	196,419	19,163
0.547% (5.886% - SOFR) due 05/15/44 § Ω ±	1,050,545	95,472
0.577% (5.916% - SOFR) due 09/15/37 § Ω ±	584,031	50,611
0.597% (5.936% - SOFR) due 08/15/39 § Ω ±	543,927	46,985
0.777% (6.116% - SOFR) due 01/15/40 § Ω ±	97,951	9,929
0.797% (6.136% - SOFR) due 09/15/42 § Ω ±	345,084	29,619
0.837% (6.176% - SOFR) due 11/15/36 § Ω ±	188,028	18,048
3.000% due 12/15/31 Ω ±	123,618	5,276
3.500% due 06/15/27 Ω ±	462,524	13,279
Government National Mortgage Association
3.500% due 07/20/50	6,168,235	1,063,083
5.737% (SOFR + 0.414%) due 02/20/68 - 05/20/68 §	708,432	701,187
5.737% (SOFR + 0.414%) due 07/20/68 § Ω ±	531,251	520,858
5.937% (SOFR + 0.614%) due 03/20/61 §	402,193	400,669
6.462% (SOFR + 1.114%) due 05/20/60 §	120,929	121,210
Government National Mortgage Association (IO)
0.627% (5.986% - SOFR) due 08/16/42 § Ω ±	383,857	42,967
0.677% (6.036% - SOFR) due 06/16/43 § Ω ±	319,885	14,146
0.727% (6.086% - SOFR) due 10/16/42 § Ω ±	524,604	57,566
1.008% (6.366% - SOFR) due 04/20/40 § Ω ±	54,219	6,198
1.078% (6.436% - SOFR) due 06/20/40 § Ω ±	1,042,543	125,921
1.127% (6.486% - SOFR) due 04/16/42 § Ω ±	1,048,181	147,701
3.500% due 05/20/43 - 04/20/50 Ω ±	2,242,297	368,734
4.000% due 04/16/45 Ω ±	569,139	103,423
5.000% due 10/20/44	2,742,200	543,667
Legacy Mortgage Asset Trust
1.750% due 04/25/61 § ~	1,784,816	1,728,699
2.250% due 07/25/67 § ~	3,357,131	3,251,655
Mill City Mortgage Loan Trust
1.850% due 11/25/60 § ~	625,000	540,969
2.500% due 11/25/60 § ~	505,000	425,230
3.750% due 05/25/58 § ~	244,631	235,375
NLT Trust 3.200% due 10/25/62 § ~	1,425,000	1,279,884
PRKCM Trust 2.071% due 11/25/56 § ~	951,181	797,407
PRPM LLC 4.000% due 11/25/53 § ~	2,415,440	2,295,262

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Principal Amount	Value
Towd Point Mortgage Trust 2.900% due 10/25/59 § ~	$600,890	$565,054

		33,772,474

Fannie Mae - 6.6%

1.500% due 03/01/51	1,402,386	1,094,919
2.500% due 11/01/50 - 09/01/61	52,256,540	44,632,082
3.000% due 09/01/42 - 03/01/52	31,558,904	28,656,372
3.500% due 03/01/43 - 06/01/52	21,140,677	19,692,154
3.900% due 08/01/32	500,000	473,144
4.000% due 11/01/42 - 04/01/52	10,682,824	10,279,291
4.060% due 07/01/32	600,000	574,791
4.310% due 02/01/30	500,000	496,914
4.420% due 04/01/33	198,775	197,269
4.490% due 06/01/28	1,600,000	1,610,570
4.500% due 10/01/44 - 04/01/53	7,579,101	7,465,508
4.680% due 07/01/33	100,000	101,609
5.000% due 05/01/41 - 03/01/53	5,568,413	5,591,100
5.500% due 05/01/53 - 09/01/53	8,860,989	8,907,253
6.000% due 07/01/41 - 05/01/53	5,812,741	5,941,164
6.500% due 05/01/40 - 02/01/53	1,938,154	2,015,354
7.000% due 02/01/39	352,332	371,393

		138,100,887

Freddie Mac - 4.2%

2.106% (UST + 1.285%) due 03/01/47 §	297,204	277,825
2.500% due 07/01/50 - 04/01/52	55,112,892	47,571,764
3.000% due 01/01/47 - 04/01/52	9,617,946	8,728,193
3.500% due 04/01/52 - 06/01/52	6,681,804	6,133,115
4.000% due 06/01/44 - 02/01/53	11,336,735	10,910,393
4.500% due 03/01/47 - 11/01/52	3,660,799	3,578,944
5.000% due 03/01/38 - 06/01/53	5,316,448	5,315,475
5.500% due 04/01/53 - 06/01/53	3,678,298	3,701,254
6.000% due 11/01/39	1,160,536	1,214,186
6.500% due 01/01/53	338,172	346,796
7.000% due 03/01/39	97,351	103,903

		87,881,848

Government National Mortgage Association - 0.1%

4.500% due 03/20/41 - 03/20/49	2,487,645	2,472,655
5.000% due 10/20/47	291,459	295,179
6.000% due 09/20/38	520,540	540,358

		3,308,192

Total Mortgage-Backed Securities (Cost $336,274,501)		309,152,455

ASSET-BACKED SECURITIES - 7.4%

Automobile Other - 0.9%

American Credit Acceptance Receivables Trust
5.830% due 10/13/28 ~	3,175,000	3,155,644
7.650% due 09/12/30 ~	3,460,000	3,570,598
Bridgecrest Lending Auto Securitization Trust 7.840% due 08/15/29	2,265,000	2,354,743
Carvana Auto Receivables Trust
6.590% due 02/11/30 ~	1,495,000	1,524,639
7.220% due 02/11/30 ~	1,000,000	1,023,179
Ford Credit Auto Owner Trust 3.340% due 07/15/31 ~	1,000,000	975,954
GLS Auto Receivables Issuer Trust 6.440% due 05/15/29 ~	2,697,000	2,709,454
Santander Drive Auto Receivables Trust
4.490% due 08/15/29	2,085,000	2,041,899
5.980% due 04/16/29	1,500,000	1,528,385

		18,884,495

	Principal Amount	Value
Automobile Sequential - 0.5%

Avis Budget Rental Car Funding AESOP LLC
5.780% due 04/20/28 ~	$4,140,000	$4,196,561
5.900% due 08/21/28 ~	2,000,000	2,044,124
6.020% due 02/20/30 ~	1,780,000	1,837,089
Carvana Auto Receivables Trust 6.420% due 01/10/28 ~	2,425,802	2,436,934
OneMain Direct Auto Receivables Trust 5.410% due 11/14/29 ~	275,000	276,079

		10,790,787

Other Asset-Backed Securities - 6.0%

37 Capital CLO 4 Ltd. 10.867% (SOFR + 5.500%) due 01/15/34 § ~	1,500,000	1,499,202
Affirm Asset Securitization Trust 7.110% due 11/15/28 ~	645,000	647,023
AMMC CLO 18 Ltd. (Cayman) 7.241% (SOFR + 1.862%) due 05/26/31 § ~	2,615,000	2,614,461
AMMC CLO XII Ltd. (Cayman) 7.131% (SOFR + 1.762%) due 11/10/30 § ~	2,635,000	2,635,154
Anchorage Capital CLO 19 Ltd. (Cayman) 7.506% (SOFR + 2.112%) due 10/15/34 § ~	1,425,000	1,414,312
ARES XXXIR CLO Ltd. (Cayman) 7.240% (SOFR + 1.862%) due 05/24/30 § ~	1,005,000	1,001,101
Auxilior Term Funding LLC 6.180% due 12/15/28 ~	2,525,000	2,536,267
Bain Capital Credit CLO Ltd. (Cayman)
7.357% (SOFR + 1.962%) due 04/18/33 § ~	425,000	424,446
7.657% (SOFR + 2.262%) due 04/18/34 § ~	950,000	929,853
Betony CLO 2 Ltd. (Cayman) 7.252% (SOFR + 1.862%) due 04/30/31 § ~	775,000	773,062
Canyon CLO Ltd. (Cayman) 7.356% (SOFR + 1.962%) due 07/15/31 § ~	500,000	500,792
Carlyle Global Market Strategies CLO Ltd. (Cayman) 7.141% (SOFR + 1.762%) due 05/15/31 § ~	750,000	747,602
Castlelake Aircraft Structured Trust 3.967% due 04/15/39 ~	4,080,783	3,561,710
CIFC Funding Ltd. (Cayman) 7.057% (SOFR + 1.662%) due 04/18/31 § ~	3,350,000	3,333,305
CLI Funding VIII LLC
1.640% due 02/18/46 ~	1,062,566	938,721
2.720% due 01/18/47 ~	4,073,328	3,603,792
Credit Suisse European Mortgage Capital Ltd. (Ireland) 8.552% (USD LIBOR + 2.900%) due 08/09/24 § ~	3,946,800	3,871,439
DB Master Finance LLC 2.791% due 11/20/51 ~	2,303,000	1,906,342
Elmwood CLO VIII Ltd. (Cayman) 6.917% (SOFR + 1.502%) due 01/20/34 § ~	1,600,000	1,601,555
FirstKey Homes Trust
2.058% due 09/17/38 ~	2,300,000	2,039,700
2.189% due 08/17/38 ~	4,049,000	3,651,586
FOCUS Brands Funding 8.241% due 10/30/53 ~	500,000	530,284

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Principal Amount	Value
Foundation Finance Trust 1.270% due 05/15/41 ~	$1,491,841	$1,335,138
Frontier Issuer LLC 6.600% due 08/20/53 ~	5,100,000	5,086,390
GoldenTree Loan Opportunities XI Ltd. (Cayman) 7.007% (SOFR + 1.612%) due 01/18/31 § ~	1,156,000	1,148,887
Golub Capital Partners CLO 53B Ltd. (Cayman) 7.477% (SOFR + 2.062%) due 07/20/34 § ~	1,325,000	1,324,554
Hayfin Kingsland X Ltd. (Cayman) 7.502% (SOFR + 2.112%) due 04/28/31 § ~	4,185,000	4,195,741
Hildene Community Funding CDO Ltd. (Cayman) 2.600% due 11/01/35 ~	2,274,198	1,902,414
HIN Timeshare Trust 3.420% due 10/09/39 ~	424,697	400,894
Invesco CLO Ltd. (Cayman) 7.324% (SOFR + 1.912%) due 10/22/34 § ~	835,000	832,324
Jack in the Box Funding LLC 3.445% due 02/26/52 ~	6,084,325	5,617,840
KKR CLO Ltd. (Cayman) 8.031% (SOFR + 2.700%) due 01/20/36 § ~	4,120,000	4,140,600
Madison Park Funding XLVIII Ltd. (Cayman) 7.658% (SOFR + 2.262%) due 04/19/33 § ~	960,000	954,811
Madison Park Funding XXIV Ltd. (Cayman) 7.427% (SOFR + 2.012%) due 10/20/29 § ~	975,000	976,663
Magnolia Finance X DAC (Ireland) 8.205% due 08/13/24	4,123,819	4,021,342
Navient Private Education Refi Loan Trust
1.060% due 10/15/69 ~	1,194,726	1,036,675
1.690% due 05/15/69 ~	3,607,563	3,285,747
5.510% due 10/15/71 ~	842,408	842,715
OCP CLO Ltd. (Cayman) 7.377% (SOFR + 1.962%) due 07/20/32 § ~	1,500,000	1,495,708
Octagon Investment Partners 49 Ltd. (Cayman) 7.706% (SOFR + 2.312%) due 01/15/33 § ~	2,000,000	1,999,242
OHA Credit Partners XI Ltd. (Cayman) 7.327% (SOFR + 1.912%) due 01/20/32 § ~	3,810,000	3,812,450
OneMain Financial Issuance Trust 3.140% due 10/14/36 ~	2,200,000	2,061,633
Palmer Square CLO Ltd. (Cayman) 7.216% (SOFR + 1.800%) due 04/20/35 § ~	720,000	710,386
Palmer Square Loan Funding Ltd. (Cayman) 7.056% (SOFR + 1.662%) due 10/15/29 § ~	3,588,000	3,534,310
Park Blue CLO Ltd. (Jersey) 8.029% (SOFR + 2.700%) due 01/25/37 § ~	5,500,000	5,499,429
Planet Fitness Master Issuer LLC 3.858% due 12/05/49 ~	2,060,160	1,820,132
Post CLO Ltd. (Cayman) 8.616% (SOFR + 3.200%) due 04/20/35 § ~	500,000	488,014
Progress Residential Trust
2.359% due 07/17/38 ~	220,000	195,041
2.688% due 05/17/26 ~	455,000	408,544
Redwood Funding Trust 7.500% due 07/25/59 § ~	755,000	751,529
Republic Finance Issuance Trust 2.800% due 12/22/31 ~	2,800,000	2,559,531

	Principal Amount	Value
Rockford Tower CLO Ltd. (Cayman) 8.327% (SOFR + 2.912%) due 10/20/30 § ~	$970,000	$948,346
Sierra Timeshare Receivables Funding LLC 7.120% due 09/20/40 ~	91,104	92,627
SMB Private Education Loan Trust
1.340% due 03/17/53 ~	2,118,318	1,907,018
1.390% due 01/15/53 ~	1,172,898	1,035,188
1.590% due 01/15/53 ~	228,908	203,143
3.960% due 07/15/42 ~	1,155,000	1,075,768
Sound Point CLO XXVIII Ltd. (Cayman) 7.290% (SOFR + 1.912%) due 01/25/32 § ~	1,895,000	1,892,295
Stonepeak ABS 2.301% due 02/28/33 ~	5,214,495	4,796,607
Textainer Marine Containers VII Ltd. (China) 1.680% due 02/20/46 ~	418,373	367,378
THL Credit Wind River CLO Ltd. (Cayman) 7.079% (SOFR + 1.712%) due 11/20/30 § ~	4,750,000	4,742,814
Thrust Engine Leasing DAC 4.163% due 07/15/40 ~	2,137,951	1,848,013
TIF Funding II LLC (Bermuda) 2.090% due 08/20/45 ~	738,333	663,735
Tricon Residential Trust 6.230% due 07/17/40 ~	1,725,000	1,719,100
Wave LLC 3.597% due 09/15/44 ~	953,105	800,627

		125,293,052

Total Asset-Backed Securities (Cost $155,381,271)		154,968,334

U.S. GOVERNMENT AGENCY ISSUES - 0.2%

Tennessee Valley Authority 4.250% due 09/15/65	4,900,000	4,514,614

Total U.S. Government Agency Issues (Cost $3,981,594)		4,514,614

U.S. TREASURY OBLIGATIONS - 23.1%

U.S. Treasury Bonds - 11.4%

1.875% due 11/15/51	4,187,500	2,648,430
2.000% due 11/15/41	19,025,000	13,768,229
2.000% due 08/15/51	5,440,000	3,554,275
2.375% due 05/15/51	8,105,000	5,786,210
3.000% due 02/15/49	500,000	407,051
3.250% due 05/15/42	7,575,000	6,649,430
3.375% due 08/15/42	6,280,000	5,602,324
3.375% due 11/15/48	5,000	4,358
3.625% due 08/15/43	1,020,000	938,121
3.625% due 02/15/44	1,348,500	1,236,090
3.625% due 02/15/53	1,070,000	988,329
3.625% due 05/15/53	41,430,000	38,313,040
3.875% due 05/15/43 ‡	4,350,000	4,148,473
4.000% due 11/15/52	10,270,000	10,134,805
4.125% due 08/15/53	42,705,000	43,178,758
4.375% due 08/15/43 ‡	70,540,000	72,027,953
4.750% due 11/15/53	26,235,000	29,426,242

		238,812,118

U.S. Treasury Inflation Protected Securities - 0.4%

1.125% due 01/15/33 ^	9,698,931	9,182,028
1.500% due 02/15/53 ^	269,116	244,251

		9,426,279

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Principal Amount	Value
U.S. Treasury Notes - 11.3%

2.000% due 05/31/24	$3,105,000	$3,063,702
3.750% due 12/31/28	13,720,000	13,658,903
3.875% due 08/15/33 ‡	61,080,000	61,022,737
4.000% due 07/31/30	600,000	603,398
4.125% due 08/31/30 ‡	6,895,000	6,983,073
4.500% due 11/15/33	18,645,000	19,580,163
4.625% due 09/30/28	150,000	154,852
4.875% due 10/31/28	30,475,000	31,817,805
4.875% due 10/31/30	75,050,000	79,400,555
5.000% due 10/31/25	19,700,000	19,927,012

		236,212,200

Total U.S. Treasury Obligations (Cost $467,994,863)		484,450,597

FOREIGN GOVERNMENT BONDS & NOTES - 2.8%

Brazil Notas do Tesouro Nacional (Brazil) 10.000% due 01/01/29	BRL 37,123,000	7,627,134
Indonesia Treasury (Indonesia)
6.500% due 02/15/31	IDR 38,982,000,000	2,521,665
6.875% due 04/15/29	38,773,000,000	2,558,818
Mexican Bonos (Mexico)
5.750% due 03/05/26	MXN 105,400,000	5,738,519
7.500% due 05/26/33	46,069,500	2,459,174
7.750% due 11/23/34	48,148,900	2,592,147
8.500% due 05/31/29	191,530,000	11,044,246
Republic of South Africa Government (South Africa)
7.300% due 04/20/52	$2,140,000	2,032,799
8.875% due 02/28/35	ZAR 114,235,000	5,280,070
Uruguay Government International Bond (Uruguay)
8.250% due 05/21/31	UYU 682,685,000	16,205,467
9.750% due 07/20/33	64,960,000	1,683,289

Total Foreign Government Bonds & Notes (Cost $58,233,213)		59,743,328

SHORT-TERM INVESTMENTS - 10.5%

Repurchase Agreements - 1.0%

Fixed Income Clearing Corp. 4.950% due 01/02/24 (Dated 12/29/23, repurchase price of $21,193,170; collateralized by U.S. Treasury Notes: 0.750% - 3.500% due 03/01/26 - 04/30/30 and value $21,605,245)	21,181,520	21,181,520

	Principal Amount	Value

U.S. Government Agency Issues - 1.5%

Fannie Mae 11.124% due 01/02/24	$17,140,000	$17,130,097
Federal Home Loan Bank
8.233% due 01/04/24	1,905,000	1,903,349
6.817% due 01/08/24	12,410,000	12,392,074

		31,425,520

U.S. Treasury Bills - 8.0%

0.000% due 01/30/24	2,480,000	2,480,000
4.232% due 01/09/24	9,070,000	9,060,760
5.209% due 02/08/24	18,930,000	18,827,577
5.226% due 02/15/24	21,040,000	20,905,353
5.275% due 03/07/24	31,065,000	30,773,265
5.303% due 05/16/24	41,125,000	40,337,251
5.323% due 05/09/24	30,905,000	30,340,945
5.370% due 01/16/24	8,815,000	8,796,994
5.370% due 04/16/24	6,195,000	6,100,982
5.372% due 04/16/24	515,000	507,184

		168,130,311

Total Short-Term Investments (Cost $220,705,436)		220,737,351

TOTAL INVESTMENTS - 100.0% (Cost $2,083,248,501)		2,097,722,428

DERIVATIVES - 0.5%		9,566,581

OTHER ASSETS & LIABILITIES, NET - (0.5%)		(10,382,402)

NET ASSETS - 100.0%		$2,096,906,607

Notes to Schedule of Investments

(a)	As of December 31, 2023, the Fund’s composition as a percentage of net assets was as follows:

Corporate Bonds & Notes	40.4%
U.S. Treasury Obligations	23.1%
Mortgage-Backed Securities	14.7%
Short-Term Investments	10.5%
Asset-Backed Securities	7.4%
Others (each less than 3.0%)	3.9%

	100.0%
Derivatives	0.5%
Other Assets & Liabilities, Net	(0.5%	)

	100.0%

(b)	As of December 31, 2023, investments with a total aggregate value of $8,500,154 or 0.4% of the Fund’s net assets was determined by a valuation committee established under the Valuation Policy.

(c)	As of December 31, 2023, investments with a total aggregate value of $18,576,169 were fully or partially segregated with the broker(s)/custodian as collateral for open futures contracts.

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

(d)	As of December 31, 2023, open futures contracts outstanding were as follows:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
CBOT 2 Year U.S. Treasury Notes	03/24	889	$181,451,568	$183,057,601	$1,606,033
CBOT 5 Year U.S. Treasury Notes	03/24	4,180	446,903,420	454,672,971	7,769,551
CBOT 10 Year U.S. Treasury Notes	03/24	31	3,397,952	3,499,609	101,657
CBOT U.S. Long Bond	03/24	3,117	364,179,770	389,430,188	25,250,418
CBOT Ultra 10 Year U.S. Treasury Notes	03/24	107	12,146,958	12,627,672	480,714

					35,208,373

Short Futures Outstanding
CBOT Ultra 10 Year U.S. Treasury Notes	03/24	3,634	415,905,568	428,868,781	(12,963,213)
CME Ultra Long Term U.S. Treasury Bond	03/24	1,303	161,394,077	174,072,656	(12,678,579)

					(25,641,792)

Total Futures Contracts					$9,566,581

(e)	Fair Value Measurements

As of December 31, 2023, the Fund’s investments, as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities were as follows:

		Total Value at December 31, 2023	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$846,115,973	$ –	$846,115,973	$ –
	Convertible Corporate Bonds & Notes	18,039,776	–	18,039,776	–
	Mortgage-Backed Securities
	Collateralized Mortgage Obligations - Commercial	46,089,054	–	40,192,952	5,896,102
	Collateralized Mortgage Obligations - Residential	33,772,474	–	31,168,422	2,604,052
	Fannie Mae	138,100,887	–	138,100,887	–
	Freddie Mac	87,881,848	–	87,881,848	–
	Government National Mortgage Association	3,308,192	–	3,308,192	–

	Total Mortgage-Backed Securities	309,152,455	–	300,652,301	8,500,154

	Asset-Backed Securities	154,968,334	–	154,968,334	–
	U.S. Government Agency Issues	4,514,614	–	4,514,614	–
	U.S. Treasury Obligations	484,450,597	–	484,450,597	–
	Foreign Government Bonds & Notes	59,743,328	–	59,743,328	–
	Short-Term Investments	220,737,351	–	220,737,351	–
	Derivatives:
	Interest Rate Contracts
	Futures	35,208,373	35,208,373	–	–

	Total Assets	2,132,930,801	35,208,373	2,089,222,274	8,500,154

Liabilities	Due to Custodian	(344,375)	–	(344,375)	–
	Derivatives:
	Interest Rate Contracts
	Futures	(25,641,792)	(25,641,792)	–	–

	Total Liabilities	(25,986,167)	(25,641,792)	(344,375)	–

	Total	$2,106,944,634	$9,566,581	$2,088,877,899	$8,500,154

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

FLOATING RATE INCOME PORTFOLIO

Schedule of Investments

December 31, 2023

	Shares	Value
EXCHANGE-TRADED FUNDS - 3.9%

Invesco Senior Loan ETF	213,810	$4,528,496
iShares iBoxx High Yield Corporate Bond	39,920	3,089,409
SPDR Bloomberg High Yield Bond	16,318	1,545,804
SPDR Bloomberg Short Term High Yield Bond	62,000	1,558,680

		10,722,389

Total Exchange-Traded Funds (Cost $10,534,068)		10,722,389

	Principal Amount
CORPORATE BONDS & NOTES - 3.8%

Consumer, Non-Cyclical - 1.9%

Allied Universal Holdco LLC/Allied Universal Finance Corp. 6.625% due 07/15/26 ~	$2,000,000	1,991,378
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 SARL 4.625% due 06/01/28 ~	3,000,000	2,744,970
CoreLogic, Inc. 4.500% due 05/01/28 ~	625,000	548,116

		5,284,464

Financial - 1.7%

AssuredPartners, Inc. 7.000% due 08/15/25 ~	4,550,000	4,562,549

Technology - 0.2%

Central Parent, Inc./CDK Global, Inc. 7.250% due 06/15/29 ~	500,000	510,296

Total Corporate Bonds & Notes (Cost $10,431,097)		10,357,309

SENIOR LOAN NOTES - 89.7%

Communications - 3.6%

CNT Holdings I Corp. Term B 8.926% (SOFR + 3.500%) due 11/08/27 § ∞	2,240,404	2,246,939
12.176% (SOFR + 6.750%) due 11/06/28 §	2,245,000	2,266,047
MH Sub I LLC due 09/13/24 ∞	2,969,644	2,977,068
SBA Senior Finance II LLC Term B 7.210% (SOFR + 1.750%) due 04/11/25 §	2,393,823	2,399,807
Xplornet Communications, Inc. (2nd Lien) (Canada) 12.505% (SOFR + 7.000%) due 10/01/29 §	500,000	134,531

		10,024,392

Consumer, Cyclical - 8.3%

Alterra Mountain Co. Term B 8.970% (SOFR + 3.500%) due 08/17/28 §	997,449	1,000,722
Aramark Services, Inc. Term B6 7.970% (SOFR + 2.500%) due 06/22/30 §	248,750	249,644
BC Unlimited Liability Co. Term B5 (Canada) 7.606% (SOFR + 2.250%) due 09/20/30 §	250,000	250,424

	Principal Amount	Value
BCPE Empire Holdings, Inc. 10.106% (SOFR + 4.750%) due 12/11/28 §	$3,243,303	$3,256,912
Caesars Entertainment, Inc. Term B 8.706% (SOFR + 3.250%) due 02/06/30 §	2,481,250	2,492,105
ClubCorp Holdings, Inc. Term B 10.214% (SOFR + 5.000%) due 09/18/26 § ∞	3,797,664	3,670,849
MIC Glen LLC (2nd Lien) 12.206% (SOFR + 6.750%) due 07/21/29 § ±	500,000	482,500
Motion Finco LLC Term B (United Kingdom) 8.860% (SOFR + 3.250%) due 11/12/26 §	498,750	499,641
SeaWorld Parks & Entertainment, Inc. Term B 8.470% (SOFR + 3.000%) due 08/25/28 § ±	1,979,747	1,992,120
SRS Distribution, Inc. Term B 8.970% (SOFR + 3.500%) due 06/02/28 §	3,841,520	3,848,243
Sunset Debt Merger Sub, Inc. Term B 9.470% (SOFR + 4.000%) due 10/06/28 §	1,313,115	1,172,940
Tacala Investment Corp. Term B 9.412% (SOFR + 7.750%) due 01/31/24 §	250,000	250,313
9.470% (SOFR + 4.250%) due 02/05/27 § ∞	870,384	874,555
Whatabrands LLC Term B 8.470% (SOFR + 3.000%) due 08/03/28 §	2,789,584	2,795,688

		22,836,656

Consumer, Non-Cyclical - 19.2%

8th Avenue Food & Provisions, Inc. Term B 9.220% (SOFR + 3.750%) due 10/01/25 § ∞	2,862,568	2,757,814
AlixPartners LLP Term B 8.220% (SOFR + 2.750%) due 02/04/28 §	748,077	750,570
Allied Universal Holdco LLC Term B 10.106% (SOFR + 4.750%) due 05/12/28 §	3,366,563	3,373,777
Bausch & Lomb Corp. 9.356% (SOFR + 4.000%) due 09/29/28 §	1,496,250	1,498,120
Term B 8.710% (SOFR + 3.250%) due 05/10/27 §	1,077,380	1,068,459
CoreLogic, Inc. (2nd Lien) 11.970% (SOFR + 6.500%) due 06/04/29 §	1,750,000	1,576,094
Term B 8.970% (SOFR + 3.500%) due 06/02/28 § ∞	1,368,954	1,336,442
Curium Bidco SARL Term B (Luxembourg) 9.848% (SOFR + 4.500%) due 07/31/29 § ∞	2,239,997	2,241,397
EyeCare Partners LLC 9.983% (SOFR + 4.500%) due 11/15/28 §	497,487	247,500
Gainwell Acquisition Corp. (2nd Lien) 13.522% (SOFR + 8.000%) due 10/02/28 §	1,125,000	1,096,875
Term B 9.448% (SOFR + 4.000%) due 10/01/27 §	2,191,145	2,136,367

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

FLOATING RATE INCOME PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Principal Amount	Value
GTCR W Merger Sub LLC Term B due 09/20/30 ∞	$2,000,000	$2,008,270
Heartland Dental LLC Term B 10.358% (SOFR + 5.000%) due 04/28/28 §	1,001,428	1,000,176
IQVIA, Inc. Term B4 7.348% (SOFR + 2.000%) due 01/02/31 §	500,000	502,053
Mavis Tire Express Services Topco Corp. Term B 9.470% (SOFR + 4.000%) due 05/04/28 §	2,497,698	2,505,331
Medline Borrower LP Term B 8.470% (SOFR + 3.000%) due 10/23/28 §	4,732,894	4,756,852
Midwest Veterinary Partners LLC 9.470% (SOFR + 4.000%) due 04/27/28 §	1,484,093	1,477,369
Naked Juice LLC 8.698% (SOFR + 3.250%) due 01/24/29 § ∞	2,238,649	2,172,539
Pathway Vet Alliance LLC Term B 9.220% (SOFR + 3.750%) due 03/31/27 §	4,916,347	4,343,288
PECF USS Intermediate Holding III Corp. Term B 9.895% (SOFR + 4.250%) due 12/15/28 §	1,075,761	843,950
Southern Veterinary Partners LLC 9.470% (SOFR + 4.000%) due 10/05/27 §	3,024,804	3,020,267
(2nd Lien) 13.206% (SOFR + 7.750%) due 10/05/28 §	1,000,000	999,792
Spin Holdco, Inc. Term B 9.625% (SOFR + 4.000%) due 03/04/28 §	1,901,557	1,678,520
Sunshine Luxembourg VII SARL Term B (Luxembourg) 8.948% (SOFR + 3.500%) due 10/01/26 §	6,166,115	6,207,224
Wand NewCo 3, Inc. Term B1 8.220% (SOFR + 2.750%) due 02/05/26 §	3,351,408	3,363,161

		52,962,207

Energy - 0.9%

ITT Holdings LLC Term B 8.706% (SOFR + 3.250%) due 10/05/30 §	748,125	751,866
Medallion Midland Acquisition LP due 10/18/28 ∞ ±	250,000	251,250
Traverse Midstream Partners LLC Term B 9.240% (SOFR + 3.750%) due 02/16/28 §	1,375,000	1,377,792

		2,380,908

Financial - 15.6%

Acrisure LLC
Term B 9.150% (SOFR + 3.500%) due 02/15/27 §	1,744,822	1,744,044
Term B3 9.900% (SOFR + 4.250%) due 02/15/27 § ∞	6,253,065	6,276,514
Alliant Holdings Intermediate, LLC Term B6 8.885% (SOFR + 3.500%) due 11/06/30 § ∞	1,149,660	1,156,206

	Principal Amount	Value
Apex Group Treasury LLC Term B 9.377% (SOFR + 3.750%) due 07/27/28 § ±	$3,711,397	$3,702,119
10.403% (SOFR + 5.000%) due 07/27/28 § ±	124,685	124,529
AssuredPartners, Inc. 8.856% (SOFR + 3.500%) due 02/12/27 §	498,731	500,549
Term B 8.970% (SOFR + 3.500%) due 02/12/27 §	4,074,662	4,088,291
Term B4 9.220% (SOFR + 3.750%) due 02/12/27 §	498,750	501,431
Broadstreet Partners, Inc. Term B3 9.106% (SOFR + 3.750%) due 01/27/29 §	2,250,000	2,258,440
Cushman & Wakefield U.S. Borrower LLC Term B 8.220% (SOFR + 2.750%) due 08/21/25 §	138,755	138,755
Deerfield Dakota Holding LLC Term B 9.098% (SOFR + 3.750%) due 04/09/27 §	1,545,995	1,536,332
12.360% (SOFR + 6.750%) due 04/07/28 § ∞	4,190,000	4,027,638
Howden Group Holdings Ltd. Term B (United Kingdom) 8.750% (USD LIBOR + 3.250%) due 11/12/27 §	498,715	500,273
HUB International Ltd. Term B 9.662% (SOFR + 4.250%) due 06/20/30 § ∞	8,478,750	8,528,207
Hyperion Refinance SARL Term B (United Kingdom) 9.332% (SOFR + 4.000%) due 04/18/30 §	2,482,497	2,491,032
IMA Financial Group, Inc. Term B 9.220% (SOFR + 3.750%) due 11/01/28 §	873,706	874,252
NFP Corp. Term B 8.720% (SOFR + 3.250%) due 02/16/27 §	2,989,651	3,009,269
USI, Inc. Term B 8.598% (SOFR + 3.250%) due 09/27/30 §	1,496,250	1,500,926

		42,958,807

Industrial - 25.7%

Apple Bidco LLC Term B 8.856% (SOFR + 4.000%) due 09/22/28 §	4,221,245	4,241,043
ASP Blade Holdings, Inc. Term B 9.610% (SOFR + 4.000%) due 10/13/28 §	1,769,266	1,587,916
ASP LS Acquisition Corp. 10.396% (SOFR + 4.500%) due 05/07/28 § ∞	3,281,328	3,021,555
Chariot Buyer LLC Term B 8.706% (SOFR + 3.250%) due 11/03/28 § ∞	2,982,259	2,978,531
Charter NEX U.S., Inc. Term B 9.220% (SOFR + 3.750%) due 12/01/27 §	2,516	2,527

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

FLOATING RATE INCOME PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Principal Amount	Value
Crosby U.S. Acquisition Corp.
Term B 10.207% (SOFR + 4.750%) due 06/26/26 §	$2,974,373	$2,982,272
10.357% (SOFR + 5.000%) due 06/26/26 §	2,739,972	2,745,967
Doosan Bobcat North America, Inc. Term B due 03/29/24 ∞	498,559	500,325
Dynasty Acquisition Co., Inc. Term B1 9.356% (SOFR + 4.000%) due 08/24/28 §	5,051,371	5,069,045
Filtration Group Corp. 9.720% (SOFR + 4.250%) due 10/21/28 §	2,783,903	2,800,724
Term B 8.970% (SOFR + 3.500%) due 10/21/28 §	997,449	1,000,635
Flynn Canada Term B (Canada) 9.970% (SOFR + 4.500%) due 07/31/28 § ±	496,902	485,722
Icebox Holdco III, Inc. Term B 9.110% (SOFR + 3.500%) due 12/22/28 §	994,937	990,169
Kenan Advantage Group, Inc. Term B 9.470% (SOFR + 4.000%) due 03/24/26 §	995,000	994,254
LABL, Inc. Term B 10.456% (SOFR + 5.000%) due 10/29/28 §	3,035,565	2,920,405
LTI Holdings, Inc.
10.220% (SOFR + 4.750%) due 07/24/26 §	249,349	242,076
Term B 8.970% (SOFR + 3.500%) due 09/06/25 §	1,772,350	1,715,301
Pregis TopCo LLC Term B 9.106% (SOFR + 3.750%) due 07/31/26 §	1,243,200	1,247,992
Pretium PKG Holdings, Inc.
(2nd Lien) 12.210% (SOFR + 6.750%) due 10/01/29 §	1,250,000	510,416
Term A 10.395% (SOFR + 5.000%) due 10/02/28 §	397,854	390,892
Term A1 9.995% (SOFR + 4.600%) due 10/02/28 §	1,482,198	1,172,171
Proampac PG Borrower LLC Term B 9.868% (SOFR + 4.500%) due 09/15/28 §	1,817,882	1,823,185
Roper Industrial Products Investment Co. 9.348% (SOFR + 4.000%) due 11/22/29 §	3,481,877	3,493,854
Spirit Aerosystems, Inc. Term B 9.633% (SOFR + 4.250%) due 01/15/27 §	748,106	752,314
SPX Flow, Inc. Term B 9.956% (SOFR + 4.500%) due 04/05/29 §	2,919,091	2,931,862
Standard Aero Ltd. Term B2 9.356% (SOFR + 4.000%) due 08/24/28 §	2,164,873	2,172,448
Star U.S. Bidco LLC Term B 9.706% (SOFR + 4.250%) due 03/17/27 § ∞	2,156,802	2,161,294
Titan Acquisition Ltd. Term B (Canada) 8.470% (SOFR + 3.000%) due 03/28/25 § ∞	8,072,032	8,074,195

	Principal Amount	Value
TK Elevator U.S. Newco, Inc. Term B (Germany) 9.381% (SOFR + 3.500%) due 07/30/27 §	$623,438	$625,853
TransDigm, Inc.
Term H 8.598% (SOFR + 3.250%) due 02/22/27 § ∞	6,268,398	6,303,006
Term I 8.598% (SOFR + 3.250%) due 08/24/28 §	3,725,616	3,747,541
Trident TPI Holdings, Inc. Term B4 10.598% (SOFR + 5.250%) due 09/15/28 § ∞	498,741	501,079
USIC Holdings, Inc. (2nd Lien) 12.110% (SOFR + 6.500%) due 05/14/29 §	650,000	608,291

		70,794,860

Technology - 16.4%

Applied Systems, Inc.
(2nd Lien) 12.098% (SOFR + 6.750%) due 09/17/27 §	3,003,223	3,026,372
Term B 9.848% (SOFR + 4.500%) due 09/18/26 §	2,844,579	2,861,342
Central Parent, Inc. Term B 9.348% (SOFR + 4.000%) due 07/06/29 §	3,973,763	3,997,454
Dun & Bradstreet Corp. Term B 8.205% (SOFR + 2.750%) due 02/06/26 §	1,715,217	1,720,711
Epicor Software Corp.
Term C 8.720% (SOFR + 3.250%) due 07/30/27 § ∞	2,118,241	2,128,472
Term D 9.106% (SOFR + 3.750%) due 07/30/27 § ∞	2,375,000	2,399,047
MKS Instruments, Inc. Term B 7.841% (SOFR + 2.500%) due 08/17/29 §	997,475	1,001,037
Peraton Corp.
(2nd Lien) 13.222% (SOFR + 7.750%) due 02/01/29 §	1,982,352	1,977,086
Term B 9.206% (SOFR + 3.750%) due 02/01/28 §	687,068	689,472
Polaris Newco LLC Term B 9.470% (SOFR + 4.000%) due 06/02/28 § ∞	3,215,319	3,176,131
RealPage, Inc. (2nd Lien) 11.970% (SOFR + 6.500%) due 04/23/29 §	5,825,549	5,840,113
Sophia LP (2nd Lien) 13.456% (SOFR + 8.000%) due 10/09/28 §	4,750,000	4,773,750
UKG, Inc.
9.233% (SOFR + 3.750%) due 05/04/26 §	4,981,811	5,001,788
(2nd Lien) 10.764% (SOFR + 5.250%) due 05/03/27 §	3,500,000	3,514,585
Term B 9.988% (SOFR + 4.500%) due 05/04/26 §	3,233,750	3,252,748

		45,360,108

Total Senior Loan Notes (Cost $246,484,624)		247,317,938

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

FLOATING RATE INCOME PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Principal Amount	Value
SHORT-TERM INVESTMENTS - 5.5%

Repurchase Agreements - 5.5%

Fixed Income Clearing Corp. 4.950% due 01/02/24 (Dated 12/29/23, repurchase price of $15,131,064; collateralized by U.S. Treasury Notes: 3.500% due 04/30/30 and value $15,425,242)	$15,122,746	$15,122,746

Total Short-Term Investments (Cost $15,122,746)		15,122,746

TOTAL INVESTMENTS - 102.9% (Cost $282,572,535)		283,520,382

OTHER ASSETS & LIABILITIES, NET - (2.9%)		(7,931,720)

NET ASSETS - 100.0%		$275,588,662

Notes to Schedule of Investments

(a)	As of December 31, 2023, the Fund’s composition by sector as a percentage of net assets was as follows:

Industrial	25.7%
Consumer, Non-Cyclical	21.1%
Financial	17.3%
Technology	16.6%
Consumer, Cyclical	8.3%
Short-Term Investments	5.5%
Exchange-Traded Funds	3.9%
Communications	3.6%
Others (each less than 3.0%)	0.9%

	102.9%
Other Assets & Liabilities, Net	(2.9%	)

	100.0%

(b)	Fair Value Measurements

As of December 31, 2023, the Fund’s investments, as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities were as follows:

		Total Value at December 31, 2023	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Exchange-Traded Funds	$10,722,389	$10,722,389	$–	$–
	Corporate Bonds & Notes	10,357,309	–	10,357,309	–
	Senior Loan Notes	247,317,938	–	240,279,698	7,038,240
	Short-Term Investments	15,122,746	–	15,122,746	–

	Total	$283,520,382	$10,722,389	$265,759,753	$7,038,240

As of December 31, 2023, the reconciliation of investments for significant unobservable inputs (Level 3) used in valuing the Fund’s assets and liabilities was as follows:

Senior Loan Notes
Value, Beginning of Year	$33,014,103
Purchases	7,666,990
Sales (Includes Paydowns)	(34,201,626)
Accrued Discounts (Premiums)	65,096
Net Realized Gains (Losses)	(725,552)
Change in Net Unrealized Appreciation (Depreciation)	1,515,448
Transfers In	4,309,148
Transfers Out	(4,605,367)

Value, End of Year	$7,038,240

Change in Net Unrealized Appreciation (Depreciation) on Level 3 Investments Held at the End of Year, if Applicable	$186,032

The table below shows transfers to/from Level 3:

Amount Transferred	Level Transfer		Change in Fair Valuation Measurement Inputs
	From	To	From	To
$4,309,148	2	3	Vendor Price (Observable Inputs)	Unobservable Single Broker Quote
4,605,367	3	2	Unobservable Single Broker Quote	Vendor Price (Observable Inputs)

All other significant unobservable inputs used to value Senior Loan Notes with the aggregate value of $7,038,240 were provided by a single broker quote. Significant changes to a single broker quote would have direct and proportional changes to the fair value of the security.

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

HIGH YIELD BOND PORTFOLIO

Schedule of Investments

December 31, 2023

	Shares	Value
COMMON STOCKS - 0.0%

Industrial - 0.0%

TNT Crane & Rigging, Inc. *	11,518	$19,437

Total Common Stocks (Cost $4,391,414)		19,437

EXCHANGE-TRADED FUNDS - 1.0%

iShares iBoxx High Yield Corporate Bond	44,785	3,465,911
SPDR Bloomberg High Yield Bond	27,274	2,583,666

		6,049,577

Total Exchange-Traded Funds (Cost $5,862,214)		6,049,577

	Principal Amount
CORPORATE BONDS & NOTES - 87.7%

Basic Materials - 4.0%

Herens Holdco SARL (Luxembourg) 4.750% due 05/15/28 ~	$4,875,000	4,004,966
Northern Star Resources Ltd. (Australia) 6.125% due 04/11/33 ~	1,675,000	1,684,499
Novelis Corp.
3.875% due 08/15/31 ~	3,225,000	2,846,657
4.750% due 01/30/30 ~	3,033,000	2,857,248
Perenti Finance Pty Ltd. (Australia) 6.500% due 10/07/25 ~	2,500,000	2,456,250
SNF Group SACA (France) 3.375% due 03/15/30 ~	3,650,000	3,139,884
South32 Treasury Ltd. (Australia) 4.350% due 04/14/32 ~	4,500,000	4,059,494
TMS International Corp. 6.250% due 04/15/29 ~	2,625,000	2,169,182

		23,218,180

Communications - 11.1%

Altice France Holding SA (Luxembourg) 10.500% due 05/15/27 ~	1,300,000	843,231
Altice France SA (France) 8.125% due 02/01/27 ~	1,300,000	1,199,439
CCO Holdings LLC/CCO Holdings Capital Corp.
4.250% due 02/01/31 ~	2,700,000	2,363,189
4.250% due 01/15/34 ~	1,000,000	813,967
4.750% due 03/01/30 ~	7,900,000	7,230,079
5.375% due 06/01/29 ~	5,700,000	5,380,693
Ciena Corp. 4.000% due 01/31/30 ~	3,950,000	3,601,828
Clear Channel Outdoor Holdings, Inc. 5.125% due 08/15/27 ~	3,100,000	2,961,296
CommScope Technologies LLC 6.000% due 06/15/25 ~	1,075,000	877,136
CommScope, Inc.
4.750% due 09/01/29 ~	2,475,000	1,664,055
6.000% due 03/01/26 ~	1,350,000	1,204,470
CSC Holdings LLC
5.250% due 06/01/24	2,450,000	2,400,121
5.375% due 02/01/28 ~	450,000	397,923
5.750% due 01/15/30 ~	1,600,000	997,664
6.500% due 02/01/29 ~	2,400,000	2,120,148
11.250% due 05/15/28 ~	1,200,000	1,237,278
DISH Network Corp. 11.750% due 11/15/27 ~	6,625,000	6,920,952

	Principal Amount	Value
Frontier Communications Holdings LLC
5.000% due 05/01/28 ~	$1,550,000	$1,433,900
5.875% due 10/15/27 ~	825,000	797,718
8.625% due 03/15/31 ~	2,300,000	2,346,936
Level 3 Financing, Inc.
4.625% due 09/15/27 ~	4,650,000	2,794,301
10.500% due 05/15/30 ~	427,000	414,461
Lumen Technologies, Inc. 4.000% due 02/15/27 ~	2,800,000	1,809,668
Newfold Digital Holdings Group, Inc.
6.000% due 02/15/29 ~	1,500,000	1,134,796
11.750% due 10/15/28 ~	250,000	269,149
Outfront Media Capital LLC/Outfront Media Capital Corp.
4.250% due 01/15/29 ~	850,000	767,835
5.000% due 08/15/27 ~	3,325,000	3,216,611
Univision Communications, Inc. 8.000% due 08/15/28 ~	2,425,000	2,503,449
Verus Securitization Trust (United Kingdom) 4.750% due 07/15/31 ~	2,200,000	1,966,538
Virgin Media Finance PLC (United Kingdom) 5.000% due 07/15/30 ~	3,150,000	2,781,173

		64,450,004

Consumer, Cyclical - 19.2%

American Airlines Pass-Through Trust Class B
3.950% due 01/11/32	1,334,970	1,187,827
5.250% due 07/15/25	2,143,988	2,141,709
American Airlines, Inc./AAdvantage Loyalty IP Ltd. 5.750% due 04/20/29 ~	2,220,000	2,166,514
Boyd Gaming Corp. 4.750% due 06/15/31 ~	6,613,000	6,076,612
Caesars Entertainment, Inc.
4.625% due 10/15/29 ~	6,050,000	5,464,581
8.125% due 07/01/27 ~	1,950,000	2,000,279
Carnival Corp. 7.000% due 08/15/29 ~	2,600,000	2,716,337
Cedar Fair LP 5.250% due 07/15/29	5,550,000	5,242,309
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op 6.500% due 10/01/28	1,225,000	1,217,548
Churchill Downs, Inc. 6.750% due 05/01/31 ~	1,925,000	1,956,157
Clarios Global LP/Clarios U.S. Finance Co. 6.750% due 05/15/28 ~	4,125,000	4,210,965
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc.
4.625% due 01/15/29 ~	1,700,000	1,544,034
6.750% due 01/15/30 ~	4,250,000	3,736,377
Ford Motor Co. 3.250% due 02/12/32	4,300,000	3,578,123
Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Escrow, Inc.
4.875% due 07/01/31 ~	3,875,000	3,434,807
5.000% due 06/01/29 ~	1,925,000	1,778,249
Jacobs Entertainment, Inc. 6.750% due 02/15/29 ~	3,450,000	3,246,209
Las Vegas Sands Corp. 3.900% due 08/08/29	4,950,000	4,567,152
LGI Homes, Inc. 4.000% due 07/15/29 ~	4,600,000	3,972,928
MajorDrive Holdings IV LLC 6.375% due 06/01/29 ~	7,968,000	6,869,544
Marriott Ownership Resorts, Inc.
4.500% due 06/15/29 ~	1,650,000	1,455,886
4.750% due 01/15/28	3,750,000	3,447,994
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp. 4.875% due 05/01/29 ~	3,650,000	3,398,533

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

HIGH YIELD BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Principal Amount	Value
NCL Corp. Ltd. 8.125% due 01/15/29 ~	$725,000	$757,866
New Red Finance, Inc. (Canada)
3.500% due 02/15/29 ~	1,900,000	1,753,837
3.875% due 01/15/28 ~	650,000	614,541
4.000% due 10/15/30 ~	6,700,000	6,017,464
4.375% due 01/15/28 ~	1,900,000	1,816,381
PetSmart, Inc./PetSmart Finance Corp. 4.750% due 02/15/28 ~	2,600,000	2,453,163
Royal Caribbean Cruises Ltd.
7.250% due 01/15/30 ~	2,675,000	2,795,388
9.250% due 01/15/29 ~	1,875,000	2,018,021
11.625% due 08/15/27 ~	650,000	707,768
SeaWorld Parks & Entertainment, Inc. 5.250% due 08/15/29 ~	4,650,000	4,352,335
Six Flags Entertainment Corp. 5.500% due 04/15/27 ~	2,125,000	2,079,069
STL Holding Co. LLC 7.500% due 02/15/26 ~	3,100,000	3,028,979
Viking Cruises Ltd.
6.250% due 05/15/25 ~	895,000	893,162
7.000% due 02/15/29 ~	1,225,000	1,215,690
9.125% due 07/15/31 ~	2,750,000	2,932,289
Viking Ocean Cruises Ship VII Ltd. 5.625% due 02/15/29 ~	175,000	170,776
Windsor Holdings III LLC 8.500% due 06/15/30 ~	2,450,000	2,563,381

		111,580,784

Consumer, Non-Cyclical - 13.6%

Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC
3.500% due 03/15/29 ~	950,000	863,694
5.875% due 02/15/28 ~	5,875,000	5,882,614
Allied Universal Holdco LLC/Allied Universal Finance Corp. 9.750% due 07/15/27 ~	5,550,000	5,444,643
Avantor Funding, Inc.
3.875% due 11/01/29 ~	350,000	318,172
4.625% due 07/15/28 ~	2,775,000	2,684,011
Bausch & Lomb Escrow Corp. 8.375% due 10/01/28 ~	725,000	765,738
Bausch Health Cos., Inc.
4.875% due 06/01/28 ~	1,125,000	678,896
11.000% due 09/30/28 ~	1,937,000	1,413,003
Charles River Laboratories International, Inc.
3.750% due 03/15/29 ~	575,000	527,192
4.000% due 03/15/31 ~	2,800,000	2,532,834
Chobani LLC/Chobani Finance Corp., Inc.
4.625% due 11/15/28 ~	2,400,000	2,246,399
7.500% due 04/15/25 ~	2,100,000	2,091,295
CHS/Community Health Systems, Inc.
4.750% due 02/15/31 ~	905,000	712,687
5.250% due 05/15/30 ~	300,000	251,318
5.625% due 03/15/27 ~	2,150,000	2,000,452
CoreLogic, Inc. 4.500% due 05/01/28 ~	1,650,000	1,447,025
Garda World Security Corp. (Canada) 7.750% due 02/15/28 ~	3,950,000	4,090,736
GTCR W-2 Merger Sub LLC 7.500% due 01/15/31 ~	3,260,000	3,447,034
Hertz Corp. 5.000% due 12/01/29 ~	3,100,000	2,546,969
IQVIA, Inc. 6.500% due 05/15/30 ~	2,325,000	2,386,282
Medline Borrower LP 3.875% due 04/01/29 ~	5,375,000	4,866,279
MPH Acquisition Holdings LLC
5.500% due 09/01/28 ~	1,975,000	1,770,696
5.750% due 11/01/28 ~	1,500,000	1,220,396

	Principal Amount	Value
Option Care Health, Inc. 4.375% due 10/31/29 ~	$3,050,000	$2,760,154
Performance Food Group, Inc. 4.250% due 08/01/29 ~	5,550,000	5,096,082
Pilgrim’s Pride Corp. 4.250% due 04/15/31	2,800,000	2,532,494
Post Holdings, Inc. 4.625% due 04/15/30 ~	4,700,000	4,328,220
Star Parent, Inc. 9.000% due 10/01/30 ~	2,150,000	2,268,471
Tenet Healthcare Corp.
4.250% due 06/01/29	1,075,000	1,001,994
4.375% due 01/15/30	2,300,000	2,133,985
6.125% due 10/01/28	2,875,000	2,869,394
6.125% due 06/15/30	425,000	430,243
6.750% due 05/15/31 ~	1,325,000	1,355,872
U.S. Foods, Inc.
4.625% due 06/01/30 ~	4,050,000	3,778,170
7.250% due 01/15/32 ~	250,000	260,991

		79,004,435

Energy - 12.4%

Antero Midstream Partners LP/Antero Midstream Finance Corp. 5.375% due 06/15/29 ~	6,850,000	6,593,492
Ascent Resources Utica Holdings LLC/ARU Finance Corp. 5.875% due 06/30/29 ~	3,200,000	2,980,570
Callon Petroleum Co. 7.500% due 06/15/30 ~	4,125,000	4,164,522
Civitas Resources, Inc. 8.625% due 11/01/30 ~	2,250,000	2,388,526
CQP Holdco LP/BIP-V Chinook Holdco LLC
5.500% due 06/15/31 ~	5,325,000	5,053,475
7.500% due 12/15/33 ~	1,500,000	1,556,306
CrownRock LP/CrownRock Finance, Inc. 5.000% due 05/01/29 ~	2,300,000	2,245,145
Diamond Foreign Asset Co./Diamond Finance LLC 8.500% due 10/01/30 ~	2,725,000	2,788,893
Endeavor Energy Resources LP/EER Finance, Inc. 5.750% due 01/30/28 ~	4,475,000	4,482,020
Enerflex Ltd. (Canada) 9.000% due 10/15/27 ~	2,650,000	2,559,141
Energy Transfer LP 7.375% due 02/01/31 ~	3,500,000	3,680,462
EnLink Midstream LLC 5.625% due 01/15/28 ~	3,500,000	3,463,661
EQM Midstream Partners LP
5.500% due 07/15/28	1,075,000	1,065,821
6.500% due 07/01/27 ~	1,550,000	1,579,228
7.500% due 06/01/30 ~	50,000	53,808
Genesis Energy LP/Genesis Energy Finance Corp.
7.750% due 02/01/28	3,670,000	3,686,574
8.250% due 01/15/29	225,000	231,714
8.875% due 04/15/30	600,000	621,062
Kinetik Holdings LP 6.625% due 12/15/28 ~	1,125,000	1,146,866
Range Resources Corp.
4.750% due 02/15/30 ~	2,450,000	2,267,463
8.250% due 01/15/29	1,550,000	1,606,145
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.
6.000% due 12/31/30 ~	1,750,000	1,629,298
6.000% due 09/01/31 ~	1,675,000	1,551,662
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 4.000% due 01/15/32	3,900,000	3,565,828
Venture Global Calcasieu Pass LLC
3.875% due 08/15/29 ~	675,000	613,204
3.875% due 11/01/33 ~	4,515,000	3,831,647

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

HIGH YIELD BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Principal Amount	Value
4.125% due 08/15/31 ~	$675,000	$595,543
6.250% due 01/15/30 ~	150,000	149,386
Venture Global LNG, Inc.
8.125% due 06/01/28 ~	1,600,000	1,617,291
8.375% due 06/01/31 ~	2,125,000	2,127,098
9.500% due 02/01/29 ~	850,000	899,973
9.875% due 02/01/32 ~	1,300,000	1,354,943

		72,150,767

Financial - 4.3%

Avolon Holdings Funding Ltd. (Ireland)
2.875% due 02/15/25 ~	4,100,000	3,957,778
3.250% due 02/15/27 ~	1,500,000	1,388,468
Howard Hughes Corp.
4.375% due 02/01/31 ~	3,925,000	3,410,962
5.375% due 08/01/28 ~	2,375,000	2,285,937
Iron Mountain, Inc.
4.500% due 02/15/31 ~	450,000	408,399
4.875% due 09/15/29 ~	3,050,000	2,891,929
5.000% due 07/15/28 ~	625,000	601,065
5.250% due 03/15/28 ~	500,000	486,436
NFP Corp. 8.500% due 10/01/31 ~	725,000	786,281
OneMain Finance Corp. 3.875% due 09/15/28	2,500,000	2,213,912
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer 4.875% due 05/15/29 ~	3,800,000	3,521,616
VICI Properties LP/VICI Note Co., Inc.
3.750% due 02/15/27 ~	1,750,000	1,653,013
4.625% due 12/01/29 ~	1,375,000	1,296,982

		24,902,778

Industrial - 17.5%

ARD Finance SA (Luxembourg) 6.500% Cash or 7.250% PIK due 06/30/27 ~	510,980	239,284
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 5.250% due 08/15/27 ~	1,000,000	778,040
BWX Technologies, Inc.
4.125% due 06/30/28 ~	5,150,000	4,780,719
4.125% due 04/15/29 ~	3,150,000	2,877,793
Chart Industries, Inc.
7.500% due 01/01/30 ~	1,775,000	1,857,532
9.500% due 01/01/31 ~	3,175,000	3,451,228
Clydesdale Acquisition Holdings, Inc.
6.625% due 04/15/29 ~	1,125,000	1,107,321
8.750% due 04/15/30 ~	775,000	723,522
First Student Bidco, Inc./First Transit Parent, Inc. 4.000% due 07/31/29 ~	4,650,000	4,036,921
GFL Environmental, Inc. (Canada)
3.500% due 09/01/28 ~	2,450,000	2,266,387
3.750% due 08/01/25 ~	1,725,000	1,685,725
4.000% due 08/01/28 ~	750,000	693,763
4.375% due 08/15/29 ~	2,000,000	1,847,999
4.750% due 06/15/29 ~	400,000	377,212
6.750% due 01/15/31 ~	675,000	696,283
Husky III Holding Ltd. (Canada) 13.000% Cash or 13.750% PIK due 02/15/25 ~	5,174,000	5,164,262
LABL, Inc.
5.875% due 11/01/28 ~	2,500,000	2,269,750
6.750% due 07/15/26 ~	1,300,000	1,265,588
8.250% due 11/01/29 ~	1,025,000	865,484
9.500% due 11/01/28 ~	150,000	151,687
10.500% due 07/15/27 ~	2,650,000	2,544,466
Mauser Packaging Solutions Holding Co.
7.875% due 08/15/26 ~	1,375,000	1,400,549
9.250% due 04/15/27 ~	6,300,000	6,190,631
OT Merger Corp. 7.875% due 10/15/29 ~	7,157,000	4,294,733

	Principal Amount	Value
Owens-Brockway Glass Container, Inc. 7.250% due 05/15/31 ~	$2,200,000	$2,233,308
Regal Rexnord Corp. 6.400% due 04/15/33 ~	4,200,000	4,380,952
Sealed Air Corp. 6.125% due 02/01/28 ~	4,850,000	4,894,921
Sealed Air Corp./Sealed Air Corp. U.S. 7.250% due 02/15/31 ~	225,000	238,849
Sensata Technologies BV 4.000% due 04/15/29 ~	1,100,000	1,023,468
Sensata Technologies, Inc. 4.375% due 02/15/30 ~	5,650,000	5,254,599
Spirit AeroSystems, Inc.
9.375% due 11/30/29 ~	2,725,000	2,985,303
9.750% due 11/15/30 ~	450,000	484,301
SPX FLOW, Inc. 8.750% due 04/01/30 ~	5,125,000	5,130,894
Standard Industries, Inc.
3.375% due 01/15/31 ~	450,000	387,792
4.375% due 07/15/30 ~	1,650,000	1,517,312
4.750% due 01/15/28 ~	4,425,000	4,262,954
TK Elevator Holdco GmbH (Germany) 7.625% due 07/15/28 ~	1,881,000	1,849,947
TK Elevator U.S. Newco, Inc. (Germany) 5.250% due 07/15/27 ~	3,200,000	3,145,718
TransDigm, Inc.
4.625% due 01/15/29	925,000	869,037
4.875% due 05/01/29	1,200,000	1,123,007
5.500% due 11/15/27	1,525,000	1,495,358
6.250% due 03/15/26 ~	2,875,000	2,872,951
6.750% due 08/15/28 ~	2,975,000	3,047,388
6.875% due 12/15/30 ~	1,150,000	1,185,253
7.125% due 12/01/31 ~	1,975,000	2,072,101

		102,022,292

Technology - 2.2%

Central Parent LLC/CDK Global II LLC/CDK Financing Co., Inc. 8.000% due 06/15/29 ~	2,250,000	2,350,192
Entegris Escrow Corp. 4.750% due 04/15/29 ~	4,475,000	4,316,401
Entegris, Inc. 4.375% due 04/15/28 ~	1,675,000	1,595,463
NCR Atleos Corp. 9.500% due 04/01/29 ~	1,200,000	1,276,045
Open Text Corp. (Canada) 3.875% due 12/01/29 ~	650,000	583,605
Open Text Holdings, Inc. (Canada) 4.125% due 12/01/31 ~	2,350,000	2,081,658
Rackspace Technology Global, Inc. 3.500% due 02/15/28 ~	2,025,000	815,275

		13,018,639

Utilities - 3.4%

Calpine Corp. 5.125% due 03/15/28 ~	4,950,000	4,749,047
NextEra Energy Operating Partners LP 7.250% due 01/15/29 ~	2,850,000	2,985,466
NRG Energy, Inc. 3.625% due 02/15/31 ~	2,850,000	2,452,094
Vistra Operations Co. LLC
4.375% due 05/01/29 ~	6,450,000	6,028,291
5.000% due 07/31/27 ~	3,350,000	3,263,659
7.750% due 10/15/31 ~	575,000	597,620

		20,076,177

Total Corporate Bonds & Notes (Cost $518,568,218)		510,424,056

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

HIGH YIELD BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Principal Amount	Value

SENIOR LOAN NOTES - 1.4%

Consumer, Cyclical - 1.4%

MIC Glen LLC (2nd Lien) 12.206% (SOFR + 6.750%) due 07/21/29 § ±	$1,750,000	$1,688,750
SRS Distribution, Inc. Term B 8.970% (SOFR + 3.500%) due 06/02/28 §	3,969,543	3,976,490
Tacala Investment Corp. Term B 9.410% (SOFR + 7.750%) due 01/31/24 §	2,250,000	2,252,813

		7,918,053

Technology - 0.0%

UKG, Inc. 8.764% (SOFR + 3.250%) due 05/04/26 §	614	616

Total Senior Loan Notes (Cost $7,874,706)		7,918,669

ASSET-BACKED SECURITIES - 5.6%

Other Asset-Backed Securities - 5.6%

AIMCO CLO (Cayman) 12.264% (SOFR + 6.862%) due 10/17/34 § ~	500,000	487,855
AIMCO CLO 10 Ltd. (Cayman) 11.624% (SOFR + 6.212%) due 07/22/32 § ~	2,200,000	2,172,653
Benefit Street Partners CLO V-B Ltd. (Cayman) 11.627% (SOFR + 6.212%) due 04/20/31 § ~	1,250,000	1,203,435
Benefit Street Partners CLO XVI Ltd. (Cayman) 12.364% (SOFR + 6.962%) due 01/17/32 § ~	4,000,000	3,918,609
Burnham Park CLO Ltd. (Cayman) 11.077% (SOFR + 5.662%) due 10/20/29 § ~	500,000	471,343
CarVal CLO III Ltd. (Cayman) 12.117% (SOFR + 6.702%) due 07/20/32 § ~	3,975,000	3,850,104
CIFC Funding Ltd. (Cayman)
11.806% (SOFR + 6.412%) due 01/15/32 § ~	1,000,000	987,212
13.056% (SOFR + 7.662%) due 01/16/33 § ~	4,550,000	4,543,111
Clover CLO LLC 12.277% (SOFR + 6.862%) due 04/20/32 § ~	500,000	502,132
Dryden 55 CLO Ltd. (Cayman)
11.056% (SOFR + 5.662%) due 04/15/31 § ~	1,000,000	896,499
12.856% (SOFR + 7.462%) due 04/15/31 § ~	250,000	171,752
Eaton Vance CLO Ltd. 11.906% (SOFR + 6.512%) due 10/15/34 § ~	500,000	486,665
Magnetite VIII Ltd. (Cayman) 13.096% (SOFR + 7.702%) due 04/15/31 § ~	2,000,000	1,608,197
Magnetite XXIII Ltd. (Cayman) 11.940% (SOFR + 6.562%) due 01/25/35 § ~	500,000	497,459
Neuberger Berman Loan Advisers CLO 31 Ltd. (Cayman) 12.177% (SOFR + 6.762%) due 04/20/31 § ~	2,500,000	2,466,359

	Principal Amount	Value
Neuberger Berman Loan Advisers CLO 35 Ltd. (Cayman) 12.658% (SOFR + 7.262%) due 01/19/33 § ~	$2,100,000	$2,027,858
OCP CLO Ltd. (Cayman) 11.527% (SOFR + 6.112%) due 07/20/31 § ~	1,330,000	1,274,256
Parallel Ltd. (Cayman) 12.877% (SOFR + 7.462%) due 10/20/34 § ~	2,000,000	1,842,661
Rad CLO 2 Ltd. (Cayman) 13.106% (SOFR + 7.712%) due 10/15/31 § ~	1,750,000	1,492,893
RR 19 Ltd. (Cayman) 12.156% (SOFR + 6.762%) due 10/15/35 § ~	625,000	623,964
Trimaran Cavu Ltd. (Cayman) 13.027% (SOFR + 7.632%) due 01/18/35 § ~	750,000	748,772

		32,273,789

Total Asset-Backed Securities (Cost $32,675,287)		32,273,789

SHORT-TERM INVESTMENTS - 2.7%

Repurchase Agreements - 2.7%

Fixed Income Clearing Corp. 4.950% due 01/02/24 (Dated 12/29/23, repurchase price of $15,789,488; collateralized by U.S. Treasury Notes: 3.500% due 04/30/30 and value $16,096,448)	15,780,808	15,780,808

Total Short-Term Investments (Cost $15,780,808)		15,780,808

TOTAL INVESTMENTS - 98.4% (Cost $585,152,647)		572,466,336

OTHER ASSETS & LIABILITIES, NET - 1.6%		9,593,010

NET ASSETS - 100.0%		$582,059,346

Notes to Schedule of Investments

(a)	As of December 31, 2023, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Cyclical	20.6%
Industrial	17.5%
Consumer, Non-Cyclical	13.6%
Energy	12.4%
Communications	11.1%
Other Asset-Backed Securities	5.6%
Financial	4.3%
Basic Materials	4.0%
Utilities	3.4%
Others (each less than 3.0%)	5.9%

98.4%
Other Assets & Liabilities, Net	1.6%

100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

HIGH YIELD BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

(b)	Fair Value Measurements

As of December 31, 2023, the Fund’s investments, as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities were as follows:

		Total Value at December 31, 2023	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$19,437	$–	$19,437	$–
	Exchange-Traded Funds	6,049,577	6,049,577	–	–
	Corporate Bonds & Notes	510,424,056	–	510,424,056	–
	Senior Loan Notes	7,918,669	–	6,229,919	1,688,750
	Asset-Backed Securities	32,273,789	–	32,273,789	–
	Short-Term Investments	15,780,808	–	15,780,808	–

	Total	$572,466,336	$6,049,577	$564,728,009	$1,688,750

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

INFLATION MANAGED PORTFOLIO

Schedule of Investments

December 31, 2023

	Principal Amount	Value
CORPORATE BONDS & NOTES - 2.1%

Financial - 2.1%

Avolon Holdings Funding Ltd. (Ireland) 2.528% due 11/18/27 ~	$6,000	$5,321
Bank of America Corp. 5.875% due 03/15/28	410,000	393,031
Jyske Realkredit AS (Denmark)
0.500% due 10/01/43	DKK 1,748,416	208,962
1.000% due 10/01/50 ~	22,531,551	2,609,278
1.000% due 10/01/53	5,495,495	593,390
1.500% due 10/01/53	3,301,515	386,286
2.500% due 10/01/47	673	92
Nordea Kredit Realkreditaktieselskab (Denmark)
0.500% due 10/01/43	687,812	82,818
1.000% due 10/01/50 ~	662	77
1.000% due 10/01/50	8,512,099	934,906
1.500% due 10/01/53	5,198,956	586,624
2.000% due 10/01/53	999,840	112,388
2.000% due 10/01/53 ~	199,858	24,416
2.500% due 10/01/47	338	46
Nykredit Realkredit AS (Denmark)
0.500% due 10/01/43 ~	4,411,627	529,510
1.000% due 10/01/50 ~	137	16
1.000% due 10/01/53 ~	495,766	53,448
1.500% due 10/01/53 ~	6,870,956	816,932
2.500% due 10/01/47 ~	1,815	249
Realkredit Danmark AS (Denmark)
1.000% due 10/01/50 ~	4,753,094	550,435
1.000% due 10/01/53 ~	1,220,869	140,217
1.500% due 10/01/53 ~	496,256	56,536
2.000% due 10/01/53 ~	1,592,045	177,872
2.500% due 04/01/47 ~	8,349	1,152
UBS Group AG (Switzerland)
0.650% due 01/14/28 ~	EUR 100,000	101,015
4.965% (EURIBOR + 1.000%) due 01/16/26 § ~	100,000	110,606
7.750% due 03/01/29 ~	100,000	127,375

		8,602,998

Technology - 0.0%

VMware LLC 3.900% due 08/21/27	$100,000	97,079

Total Corporate Bonds & Notes (Cost $11,407,499)		8,700,077

MORTGAGE-BACKED SECURITIES - 14.2%

Collateralized Mortgage Obligations - Commercial - 0.5%

BAMLL Commercial Mortgage Securities Trust 6.527% (SOFR + 1.164%) due 09/15/38 § ~	500,000	473,344
GS Mortgage Securities Corp. II 8.762% (SOFR + 3.400%) due 08/15/39 § ~	1,600,000	1,613,231

		2,086,575

Collateralized Mortgage Obligations - Residential - 2.8%

Angel Oak Mortgage Trust 1.469% due 06/25/65 § ~	193,441	180,690
Bear Stearns Adjustable Rate Mortgage Trust 5.125% due 01/25/35 §	59,626	49,928
Chevy Chase Funding LLC Mortgage-Backed Certificates 5.830% (SOFR + 0.474%) due 03/25/35 § ~	158,752	152,198

	Principal Amount	Value
Citigroup Mortgage Loan Trust, Inc.
4.812% due 05/25/42 § ~	$513,638	$468,824
6.980% (UST + 2.400%) due 05/25/35 §	4,701	4,607
Eurosail-UK PLC (United Kingdom) 6.289% (SONIA + 1.069%) due 06/13/45 § ~	GBP 289,050	366,367
Fannie Mae REMICS
5.260% due 05/25/35 §	$176,753	179,480
5.593% (SOFR + 0.264%) due 08/25/34 §	13,157	12,941
5.692% (SOFR + 0.174%) due 07/25/37 §	225,736	219,852
5.802% (SOFR + 0.464%) due 07/25/37 §	2,100	2,067
Freddie Mac 5.903% (SOFR + 0.564%) due 09/15/42 §	543,808	531,322
Freddie Mac REMICS
5.197% (SOFR + 0.464%) due 07/15/44 §	258,823	252,688
5.803% (SOFR + 0.464%) due 01/15/47 §	887,769	859,832
Freddie Mac Structured Pass-Through Certificates 5.730% (SOFR + 0.374%) due 08/25/31 §	37,298	37,637
Government National Mortgage Association REMICS
6.238% (SOFR + 0.900%) due 10/20/72 §	2,409,605	2,363,525
6.246% (SOFR + 0.865%) due 08/20/68 §	589,516	578,431
6.438% (SOFR + 1.100%) due 05/20/73 §	508,527	510,687
6.464% (SOFR + 1.465%) due 04/20/67 §	508,091	509,283
Great Hall Mortgages No 1 PLC (United Kingdom)
5.469% (SONIA + 0.249%) due 03/18/39 § ~	GBP 3,166	4,028
5.489% (SONIA + 0.269%) due 06/18/38 § ~	2,296	2,923
GSMPS Mortgage Loan Trust 7.000% due 06/25/43 ~	$120,549	123,013
GSR Mortgage Loan Trust 6.166% due 01/25/35 §	62,143	57,445
HarborView Mortgage Loan Trust 6.152% (SOFR + 0.794%) due 06/20/35 §	1,529,596	1,385,181
Impac CMB Trust 6.470% (SOFR + 1.114%) due 07/25/33 § Ω ±	10,052	9,767
JP Morgan Mortgage Trust 5.669% due 07/25/35 § Ω ±	27,951	26,632
Mellon Residential Funding Corp. Mortgage Pass-Through Certificate Trust
5.916% (SOFR + 0.554%) due 12/15/30 §	46,143	43,519
6.176% (SOFR + 0.814%) due 11/15/31 §	53,730	50,950
New Residential Mortgage Loan Trust 3.250% due 02/25/59 § ~	301,812	288,825
Residential Mortgage Securities 32 PLC (United Kingdom) 6.470% (SONIA + 1.250%) due 06/20/70 § ~	GBP 374,613	478,859
Sequoia Mortgage Trust 6.170% (SOFR + 0.814%) due 10/19/26 § Ω ±	$37,400	35,383
Structured Adjustable Rate Mortgage Loan Trust 6.478% due 02/25/34 §	14,746	13,963

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

INFLATION MANAGED PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Principal Amount	Value
Structured Asset Mortgage Investments II Trust
5.970% (SOFR + 0.614%) due 07/19/35 §	$154,280	$138,577
6.130% (SOFR + 0.774%) due 10/19/34 §	74,396	69,335
Thornburg Mortgage Securities Trust 6.090% (SOFR + 0.734%) due 06/25/44 §	974,202	890,751
Towd Point Mortgage Funding PLC (United Kingdom) 6.365% (SONIA + 1.144%) due 10/20/51 § ~	GBP 541,688	691,537
WaMu Mortgage Pass-Through Certificates Trust 3.836% due 08/25/35 § Ω ±	$17,027	15,376

		11,606,423

Fannie Mae - 10.9%

due 02/01/54 #	7,068,000	6,691,684
due 02/01/54 #	7,500,000	7,275,293
due 02/01/54 #	3,300,000	3,266,484
due 02/01/54 #	9,500,000	9,543,047
due 02/01/54 #	9,500,000	9,646,582
due 02/01/54 #	8,400,000	8,607,703
3.175% (RFUCC + 0.675%) due 02/01/36 §	28,215	28,025
4.394% (RFUCC + 1.644%) due 03/01/35 §	71,803	71,493
5.000% (US FED + 1.250%) due 08/01/24 §	533	528
5.328% (RFUCC + 2.000%) due 04/01/35 §	78,341	77,434
5.522% (RFUCC + 1.272%) due 11/01/35 §	19,218	18,989
5.620% (RFUCC + 1.370%) due 12/01/34 §	16,244	16,060
5.663% (RFUCC + 1.538%) due 01/01/36 §	5,842	5,778
5.850% (RFUCC + 1.725%) due 05/01/35 §	390	386
6.030% (RFUCC + 1.780%) due 11/01/35 §	7,454	7,420
6.129% (US FED + 1.200%) due 11/01/42 - 10/01/44 § 61,036		59,071
6.192% (RFUCC + 1.942%) due 09/01/35 §	29	29

		45,316,006

Freddie Mac - 0.0%

5.934% (UST + 2.225%) due 01/01/34 §	31,012	31,433
5.981% (RFUCC + 1.731%) due 08/01/35 §	1,137	1,134

		32,567

Government National Mortgage Association - 0.0%

2.750% (UST + 1.500%) due 11/20/26 §	1,684	1,655
3.000% (UST + 1.500%) due 10/20/24 - 12/20/26 §	1,469	1,445
3.625% (UST + 1.500%) due 02/20/25 - 01/20/27 §	4,227	4,165
4.000% (UST + 1.500%) due 05/20/26 §	1,947	1,919

		9,184

Total Mortgage-Backed Securities (Cost $59,189,205)		59,050,755

	Principal Amount	Value

ASSET-BACKED SECURITIES - 10.5%

Home Equity Other - 0.9%

ABFC Trust 6.170% (SOFR + 0.814%) due 06/25/34 §	$862,194	$844,797
ACE Securities Corp. Home Equity Loan Trust 6.250% (SOFR + 0.894%) due 04/25/34 §	575,354	530,577
Citigroup Mortgage Loan Trust, Inc. 5.760% (SOFR + 0.404%) due 09/25/36 § ~	231,722	221,636
Home Equity Asset Trust
6.325% (SOFR + 0.969%) due 08/25/34 §	98,318	96,205
6.670% (SOFR + 1.314%) due 07/25/35 §	839,311	820,296
Merrill Lynch Mortgage Investors Trust 6.190% (SOFR + 0.834%) due 10/25/35 §	622,129	594,907
Morgan Stanley ABS Capital I, Inc. Trust 6.130% (SOFR + 0.774%) due 01/25/35 §	446,913	430,889
Renaissance Home Equity Loan Trust 6.230% (SOFR + 0.874%) due 12/25/32 § Ω ±	163,417	147,263

		3,686,570

Other Asset-Backed Securities - 9.6%

522 Funding CLO Ltd. 6.717% (SOFR + 1.302%) due 10/20/31 § ~	1,100,000	1,097,253
ACAS CLO Ltd. (Cayman) 6.547% (SOFR + 1.152%) due 10/18/28 § ~	259,983	259,650
Apidos CLO XXVI Ltd. (Cayman) 6.557% (SOFR + 1.162%) due 07/18/29 § ~	242,330	241,978
Apidos CLO XXVII Ltd. (Cayman) 6.594% (SOFR + 1.192%) due 07/17/30 § ~	256,516	256,057
Ares European CLO VI DAC (Ireland) 4.575% (EURIBOR + 0.610%) due 04/15/30 § ~	EUR 479,338	522,903
Ares European CLO X DAC (Ireland) 4.745% (EURIBOR + 0.780%) due 10/15/31 § ~	888,315	970,578
ARES L CLO Ltd. (Cayman) 6.706% (SOFR + 1.312%) due 01/15/32 § ~	$810,000	810,000
ARES LII CLO Ltd. (Cayman) 6.724% (SOFR + 1.312%) due 04/22/31 § ~	300,000	299,421
Atlas Senior Loan Fund Ltd. (Cayman) 6.806% (SOFR + 1.412%) due 01/16/30 § ~	280,520	280,142
BDS LLC 7.156% (SOFR + 1.800%) due 03/19/39 § ~	1,000,000	994,149
Benefit Street Partners CLO XVII Ltd. (Cayman) 6.736% (SOFR + 1.342%) due 07/15/32 § ~	1,800,000	1,792,365
Black Diamond CLO DAC (Ireland) 4.853% (EURIBOR + 0.860%) due 01/20/32 § ~	EUR 362,791	398,164

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

INFLATION MANAGED PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Principal Amount	Value
Carlyle Euro CLO DAC (Ireland) 4.632% (EURIBOR + 0.630%) due 08/15/30 § ~	EUR 400,589	$438,210
Carlyle Global Market Strategies CLO Ltd.
6.589% (SOFR + 1.212%) due 08/14/30 § ~	$264,312	263,878
6.754% (SOFR + 1.342%) due 04/22/32 § ~	500,000	500,103
Carlyle Global Market Strategies Euro CLO Ltd. (Ireland) 4.752% (EURIBOR + 0.750%) due 11/15/31 § ~	EUR 1,696,828	1,847,457
Catamaran CLO Ltd. (Cayman) 6.774% (SOFR + 1.362%) due 04/22/30 § ~	$270,054	270,022
CBAM Ltd. (Cayman) 6.927% (SOFR + 1.512%) due 07/20/30 § ~	452,989	453,034
CIFC Funding Ltd. (Cayman)
6.610% (SOFR + 1.212%) due 10/24/30 § ~	337,490	337,237
6.657% (SOFR + 1.262%) due 04/18/31 § ~	490,817	490,310
Credit-Based Asset Servicing & Securitization LLC 3.874% (SOFR + 1.164%) due 06/25/35 §	1,083,000	1,033,766
Crestline Denali CLO XIV Ltd. (Cayman) 6.814% (SOFR + 1.402%) due 10/23/31 § ~	295,041	295,080
Crestline Denali CLO XV Ltd. (Cayman) 6.707% (SOFR + 1.292%) due 04/20/30 § ~	238,357	238,176
Dryden 52 Euro CLO DAC (Ireland) 4.862% (EURIBOR + 0.860%) due 05/15/34 § ~	EUR 399,281	434,109
Dryden 64 CLO Ltd. (Cayman) 6.627% (SOFR + 1.232%) due 04/18/31 § ~	$581,024	580,029
Dryden XXVI Senior Loan Fund (Cayman) 6.556% (SOFR + 1.162%) due 04/15/29 § ~	1,233,647	1,231,488
Gallatin CLO VIII Ltd. (Cayman) 6.746% (SOFR + 1.352%) due 07/15/31 § ~	298,209	297,742
Goldentree Loan Management U.S. CLO 2 Ltd. (Cayman) 6.587% (SOFR + 1.172%) due 11/20/30 § ~	256,607	256,415
Goldentree Loan Opportunities XI Ltd. (Cayman) 6.727% (SOFR + 1.332%) due 01/18/31 § ~	548,672	549,307
HalseyPoint CLO 3 Ltd. (Cayman) 7.102% (SOFR + 1.712%) due 11/30/32 § ~	950,000	950,475
Harvest CLO XXII DAC (Ireland) 4.815% (EURIBOR + 0.850%) due 01/15/32 § ~	EUR 1,200,000	1,303,562
KKR CLO 9 Ltd. (Cayman) 6.606% (SOFR + 1.212%) due 07/15/30 § ~	$203,542	203,253
LCM CLO XIII LP (Cayman) 6.528% (SOFR + 1.132%) due 07/19/27 § ~	208,524	208,717
LCM XV LP (Cayman) 6.677% (SOFR + 1.262%) due 07/20/30 § ~	756,729	755,490
LCM XVIII LP (Cayman) 6.697% (SOFR + 1.282%) due 04/20/31 § ~	807,467	808,445

	Principal Amount	Value
LoanCore Issuer Ltd. (Cayman) 6.888% (SOFR + 1.550%) due 01/17/37 § ~	$600,000	$596,951
Madison Park Euro Funding IX DAC (Ireland) 4.845% (EURIBOR + 0.880%) due 07/15/35 § ~	EUR 1,000,000	1,083,408
Magnetite CLO XVIII Ltd. (Cayman) 6.521% (SOFR + 1.142%) due 11/15/28 § ~	$162,696	162,770
Man GLG Euro CLO II DAC (Ireland) 4.835% (EURIBOR + 0.870%) due 01/15/30 § ~	EUR 65,565	72,343
MF1 LLC 7.506% (SOFR + 2.150%) due 06/19/37 § ~	$600,000	600,894
MidOcean Credit CLO II (Cayman) 6.682% (SOFR + 1.292%) due 01/29/30 § ~	113,331	113,385
Midocean Credit CLO VIII (Cayman) 6.679% (SOFR + 1.312%) due 02/20/31 § ~	259,376	259,010
Morgan Stanley ABS Capital I, Inc. Trust 6.445% (SOFR + 1.089%) due 07/25/34 §	70,115	70,089
OAK Hill European Credit Partners VII DAC (Ireland) 4.733% (EURIBOR + 0.740%) due 10/20/31 § ~	EUR 598,449	653,379
Oaktree CLO Ltd. (Cayman) 6.784% (SOFR + 1.372%) due 04/22/30 § ~	$300,000	299,507
Octagon Investment Partners Ltd. (Cayman) 6.616% (SOFR + 1.222%) due 04/16/31 § ~	565,748	565,301
OSD CLO Ltd. (Cayman) 6.534% (SOFR + 1.132%) due 04/17/31 § ~	1,327,890	1,323,027
OZLM CLO XXIV Ltd. (Cayman) 6.837% (SOFR + 1.422%) due 07/20/32 § ~	200,000	199,435
OZLM VIII Ltd. (Cayman) 6.644% (SOFR + 1.242%) due 10/17/29 § ~	166,854	166,758
Palmer Square Loan Funding Ltd. (Cayman)
6.456% (SOFR + 1.062%) due 10/15/29 § ~	528,165	524,833
6.477% (SOFR + 1.062%) due 07/20/29 § ~	429,035	427,773
Rad CLO 5 Ltd. (Cayman) 6.780% (SOFR + 1.382%) due 07/24/32 § ~	500,000	499,730
Regatta VIII Funding Ltd. (Cayman) 6.914% (SOFR + 1.512%) due 10/17/30 § ~	530,653	530,426
Romark CLO Ltd. (Cayman) 6.704% (SOFR + 1.292%) due 10/23/30 § ~	407,502	406,646
Saranac CLO VI Ltd. (Jersey) 6.781% (SOFR + 1.402%) due 08/13/31 § ~	285,496	285,540
Saxon Asset Securities Trust 5.780% (SOFR + 0.424%) due 09/25/37 §	121,589	114,746
Segovia European CLO 6- DAC (Ireland) 4.873% (EURIBOR + 0.880%) due 07/20/32 § ~	EUR 400,000	435,972
SLM Student Loan Trust 6.146% (SOFR + 0.812%) due 10/25/64 § ~	$564,565	546,593

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

INFLATION MANAGED PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Principal Amount	Value
Sound Point CLO IX Ltd. (Cayman) 6.887% (SOFR + 1.472%) due 07/20/32 § ~	$600,000	$592,956
Sound Point CLO XV Ltd. (Cayman) 6.574% (SOFR + 1.162%) due 01/23/29 § ~	45,494	45,526
Stratus CLO Ltd. (Cayman) 6.627% (SOFR + 1.212%) due 12/29/29 § ~	275,847	274,619
Structured Asset Securities Corp. Mortgage Loan Trust 6.957% (SOFR + 1.614%) due 04/25/35 §	126,773	124,926
TCW CLO Ltd. (Cayman) 6.610% (SOFR + 1.232%) due 04/25/31 § ~	427,640	427,906
THL Credit Wind River CLO Ltd. (Cayman) 6.736% (SOFR + 1.342%) due 07/15/31 § ~	300,000	299,099
TRTX Issuer Ltd. (Cayman) 6.988% (SOFR + 1.650%) due 02/15/39 § ~	500,000	489,857
TSTAT Ltd. (Bermuda) 6.963% (SOFR + 1.600%) due 07/20/31 § ~	500,000	500,030
United States Small Business Administration 5.290% due 12/01/27	237,150	235,866
Venture XIV CLO Ltd. (Cayman) 6.678% (SOFR + 1.292%) due 08/28/29 § ~	115,418	115,485
Venture XVII CLO Ltd. (Cayman) 6.536% (SOFR + 1.142%) due 04/15/27 § ~	733,788	733,694
Venture XXIV CLO Ltd. (Cayman) 6.577% (SOFR + 1.162%) due 10/20/28 § ~	188,452	188,304
Venture XXVIII CLO Ltd. (Cayman) 6.667% (SOFR + 1.252%) due 07/20/30 § ~	261,944	261,447
Vibrant CLO XI Ltd. (Cayman) 6.797% (SOFR + 1.382%) due 07/20/32 § ~	300,000	297,814
Voya CLO Ltd. (Cayman)
6.614% (SOFR + 1.212%) due 04/17/30 § ~	1,304,054	1,303,076
6.756% (SOFR + 1.362%) due 07/14/31 § ~	472,166	472,458
Wellfleet CLO Ltd. (Cayman)
6.587% (SOFR + 1.172%) due 04/20/28 § ~	833	834
6.764% (SOFR + 1.362%) due 07/17/31 § ~	1,828,695	1,829,085

		39,800,463

Total Asset-Backed Securities (Cost $43,760,757)		43,487,033

U.S. TREASURY OBLIGATIONS - 84.6%

U.S. Treasury Inflation Protected Securities - 84.6%

0.125% due 04/15/25 ^ ‡	4,014,176	3,871,259
0.125% due 10/15/25 ^	19,559,400	18,808,012
0.125% due 04/15/26 ^	6,687,297	6,366,390
0.125% due 07/15/26 ^	14,527,095	13,838,812
0.125% due 10/15/26 ^	17,561,274	16,672,849
0.125% due 04/15/27 ^	5,666,492	5,325,976
0.125% due 01/15/30 ^	14,275,659	12,939,799
0.125% due 07/15/30 ^	11,637,825	10,514,853
0.125% due 01/15/31 ^	12,644,032	11,287,437
0.125% due 07/15/31 ^	3,248,699	2,889,882

	Principal Amount	Value
0.125% due 02/15/51 ^	$2,375,358	$1,472,598
0.125% due 02/15/52 ^	2,984,175	1,832,216
0.250% due 01/15/25 ^ ‡	2,727,921	2,648,078
0.250% due 07/15/29 ^	12,148,370	11,227,221
0.250% due 02/15/50 ^	3,279,068	2,140,643
0.375% due 07/15/25 ^	10,062,053	9,746,103
0.375% due 01/15/27 ^ ‡	1,069,908	1,016,974
0.375% due 07/15/27 ^	19,429,020	18,461,372
0.500% due 01/15/28 ^	11,942,084	11,299,429
0.625% due 01/15/26 ^	3,834,110	3,699,938
0.625% due 07/15/32 ^	26,256,504	24,002,902
0.625% due 02/15/43 ^	8,335,509	6,515,689
0.750% due 07/15/28 ^	6,312,458	6,043,221
0.750% due 02/15/42 ^	8,508,460	6,900,844
0.750% due 02/15/45 ^	9,627,534	7,532,915
0.875% due 01/15/29 ^	23,147,470	22,156,177
0.875% due 02/15/47 ^	6,759,098	5,333,087
1.000% due 02/15/46 ^	6,791,207	5,561,956
1.000% due 02/15/48 ^	7,858,833	6,346,460
1.000% due 02/15/49 ^	5,624,420	4,533,094
1.125% due 01/15/33 ^	4,441,470	4,204,762
1.375% due 02/15/44 ^	9,384,357	8,393,710
1.500% due 02/15/53 ^	2,277,132	2,066,743
1.625% due 10/15/27 ^ ‡	12,253,482	12,160,436
1.750% due 01/15/28 ^ ‡	2,642,083	2,626,609
2.000% due 01/15/26 ^	7,678,052	7,617,059
2.125% due 02/15/40 ^	3,231,345	3,321,726
2.125% due 02/15/41 ^	2,823,990	2,902,858
2.375% due 01/15/25 ^ ‡	13,544,966	13,435,875
2.375% due 01/15/27 ^ ‡	137,311	138,564
2.500% due 01/15/29 ^	7,162,384	7,406,847
3.625% due 04/15/28 ^	13,602,336	14,572,571
3.875% due 04/15/29 ^	10,035,236	11,063,725

		350,897,671

Total U.S. Treasury Obligations (Cost $395,662,498)		350,897,671

FOREIGN GOVERNMENT BONDS & NOTES - 9.7%

Canadian Government (Canada) 4.250% due 12/01/26 ^	CAD 2,708,715	2,217,158
French Republic Government OAT (France)
0.100% due 03/01/26 ^ ~	EUR 4,133,780	4,520,376
0.100% due 07/25/31 ^ ~	1,182,910	1,289,251
0.100% due 07/25/38 ^ ~	2,439,045	2,534,411
0.250% due 07/25/24 ^ ~	2,014,240	2,209,089
Italy Buoni Poliennali Del Tesoro (Italy)
0.400% due 05/15/30 ^ ~	2,518,698	2,601,449
1.400% due 05/26/25 ^ ~	11,993,640	13,031,395
Japanese Government CPI Linked (Japan)
0.100% due 03/10/28 ^	JPY 520,514,610	3,885,402
0.100% due 03/10/29 ^	1,075,688,173	8,052,403

Total Foreign Government Bonds & Notes (Cost $43,276,152)		40,340,934

SHORT-TERM INVESTMENTS - 13.7%

Commercial Paper - 0.4%

AT&T, Inc. 6.026% due 03/19/24 ~	$1,700,000	1,678,607

Repurchase Agreements - 13.3%

Bank of America Corp. 5.490% due 01/03/24 (Dated 01/02/24, repurchase price of $52,207,961; collateralized by U.S. Treasury Notes: 4.380% due 08/15/26 and value $52,450,326)	52,200,000	52,200,000

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

INFLATION MANAGED PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Principal Amount	Value
Fixed Income Clearing Corp. 4.950% due 01/02/24 (Dated 12/29/23, repurchase price of $3,196,477; collateralized by U.S. Treasury Notes: 3.500% due 04/30/30 and value $3,258,668)	$3,194,720	$3,194,720

		55,394,720

Total Short-Term Investments (Cost $57,073,725)		57,073,327

TOTAL INVESTMENTS - 134.8% (Cost $610,369,836)		559,549,797

DERIVATIVES - (0.1%)		(328,056)

OTHER ASSETS & LIABILITIES, NET - (34.7%)		(144,240,741)

NET ASSETS - 100.0%		$414,981,000

Notes to Schedule of Investments

(a)	As of December 31, 2023, the Fund’s composition as a percentage of net assets was as follows:

U.S. Treasury Obligations	84.6%
Mortgage-Backed Securities	14.2%
Short-Term Investments	13.7%
Asset-Backed Securities	10.5%
Foreign Government Bonds & Notes	9.7%
Others (each less than 3.0%)	2.1%

	134.8%
Derivatives	(0.1%	)
Other Assets & Liabilities, Net	(34.7%	)

	100.0%

(b)

As of December 31, 2023, investments with a total aggregate value of $234,421 or less than 0.1% of the Fund’s net assets were determined by a valuation committee established under the Valuation Policy.

(c)

As of December 31, 2023, investments with a total aggregate value of $4,244,639 were fully or partially segregated with the broker(s)/custodian as collateral for open futures contracts, forward foreign currency contracts, option contracts, swap agreements and delayed delivery securities (including sale-buyback financing transactions).

(d)

As of December 31, 2023, the average amount of borrowings by the Fund on reverse repurchase agreements during the year was $7,814,032 at a weighted average interest rate of 4.8%. As of December 31, 2023, the average amount of borrowings by the Fund on sale-buyback financing transactions during the year was $23,822,041 at a weighted average interest rate of 1.9%.

(e)	As of December 31, 2023, open futures contracts outstanding were as follows:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
CBOT 2 Year U.S. Treasury Notes	03/24	62	$12,629,207	$12,766,672	$137,465
CBOT 10 Year U.S. Treasury Notes	03/24	240	26,153,783	27,093,750	939,967
CBOT Ultra 10 Year U.S. Treasury Notes	03/24	89	10,079,613	10,503,391	423,778
CME Ultra Long Term U.S. Treasury Bond	03/24	62	7,486,832	8,282,813	795,981
Eurex 5 Year Euro BOBL	03/24	12	1,573,670	1,580,150	6,480
Euro-BTP Italian Bond	03/24	19	2,408,529	2,499,178	90,649

					2,394,320

Short Futures Outstanding
CBOT 5 Year U.S. Treasury Notes	03/24	595	63,179,413	64,720,196	(1,540,783)
CBOT U.S. Long Bond	03/24	267	30,752,954	33,358,313	(2,605,359)
Eurex 2 Year Euro SCHATZ	03/24	566	66,203,148	66,573,129	(369,981)
Eurex 10 Year Euro BUND	03/24	84	12,340,186	12,724,659	(384,473)
Eurex 30 Year Euro BUXL	03/24	2	287,599	312,904	(25,305)
Eurex French Government Bond OAT	03/24	45	6,348,538	6,533,122	(184,584)
EUX Short term Euro-BTP	03/24	63	7,354,512	7,417,386	(62,874)
SFE 3 Year Australian Bond	03/24	16	1,153,452	1,165,066	(11,614)

					(5,184,973)

Total Futures Contracts					($2,790,653)

(f)	As of December 31, 2023, forward foreign currency contracts outstanding were as follows:

Currency Purchased		Currency Sold		Settlement Month	Counterparty	Unrealized Appreciation	Unrealized Depreciation
DKK	1,455,000	USD	214,302	01/24	BNP	$1,232	$–
DKK	4,275,000	USD	632,499	01/24	BRC	769	–
NZD	300,146	USD	182,880	01/24	BOA	6,858	–
USD	28,491	AUD	43,000	01/24	HSB	–	(817)
USD	220,606	CAD	295,000	01/24	CIT	–	(2,052)
USD	1,955,970	CAD	2,647,000	01/24	HSB	–	(41,916)
USD	3,746,455	DKK	25,412,197	01/24	BNP	–	(17,925)
USD	243,573	DKK	1,665,000	01/24	CIT	–	(3,068)
USD	4,555,746	DKK	30,884,043	01/24	GSC	–	(19,193)
USD	34,648,716	EUR	31,524,000	01/24	MSC	–	(160,234)
USD	255,376	GBP	201,332	01/24	BNP	–	(1,261)
USD	1,451,147	GBP	1,146,668	01/24	UBS	–	(10,502)

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

INFLATION MANAGED PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

Currency Purchased		Currency Sold		Settlement Month	Counterparty	Unrealized Appreciation	Unrealized Depreciation
USD	3,620,945	JPY	531,076,267	01/24	BNP	$–	( $ 147,928)
USD	5,670,039	JPY	836,721,985	01/24	BOA	–	(267,902)
USD	2,155,898	JPY	317,841,670	01/24	MSC	–	(99,720)

Total Forward Foreign Currency Contracts						$8,859	($772,518)

(g)	As of December 31, 2023, premiums received and value of written options outstanding were as follows:

Inflation Floor/Cap Options

Description	Initial Index	Floating Rate	Expiration Date	Counter- party	Notional Amount	Premium	Value
Cap - U.S. CPI Urban Consumers	233.92	Maximum of [0, Final Index/Initial Index - (1.000+ 4.000%)^10]	04/22/24	JPM	$13,400,000	$97,485	($1)
Cap - Eurostat Eurozone HICP	117.20	Maximum of [0, (Final Index/Initial Index) - (1+3.000%)^20)]	06/22/35	GSC	EUR 2,200,000	100,087	(43,884)

						$197,572	($43,885)

Interest Rate Swaptions

Description	Pay/Receive Floating Rate	Floating Rate Index	Exercise Rate	Expiration Date	Counter- party	Notional Amount	Premium	Value
Call - 2 Year Interest Rate Swap	Receive	SOFR	4.750%	01/16/24	JPM	$3,400,000	$15,810	($47,344)
Call - 2 Year Interest Rate Swap	Receive	SOFR	4.758%	01/16/24	MSC	11,600,000	53,360	(163,177)
Call - 2 Year Interest Rate Swap	Receive	SOFR	4.700%	02/13/24	BNP	15,200,000	66,348	(224,980)
Call - 2 Year Interest Rate Swap	Receive	SOFR	3.900%	03/20/24	GSC	16,900,000	81,542	(94,138)
Call - 2 Year Interest Rate Swap	Receive	6 Month EURIBOR	2.900%	08/29/25	GSC	EUR 2,900,000	37,692	(63,501)
Call - 2 Year Interest Rate Swap	Receive	6 Month EURIBOR	2.800%	09/01/25	GSC	16,700,000	210,240	(340,199)

							464,992	(933,339)

Put -2 Year Interest Rate Swap	Pay	6 Month EURIBOR	2.900%	08/29/25	GSC	2,900,000	37,692	(14,538)
Put - 2 Year Interest Rate Swap	Pay	6 Month EURIBOR	2.800%	09/01/25	GSC	16,700,000	210,240	(92,538)

							247,932	(107,076)

Total Interest Rate Swaptions							$712,924	($1,040,415)

Options on Futures

Description	Exercise Price	Expiration Date	Exchange	Number of Contracts	Notional Amount	Premium	Value
Call - CME 3 Month Euro EURIBOR (12/24)	$96.75	04/12/24	ICE	149	$36,039,375	$100,481	($100,750)

Total Written Options						$1,010,977	($1,185,050)

(h)	As of December 31, 2023, swap agreements outstanding were as follows:

Interest Rate Swaps - Long

Receive	Pay	Payment Frequency Receive Rate/ Pay Rate	Exchange	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
0.550%	6 Month EURIBOR	A/S	LCH	08/10/24	EUR 200,000	($7,198)	($3,739)	($3,459)
2.420%	U.S. CPI Urban Consumers	Z/Z	LCH	08/24/24	$3,700,000	(1,693)	–	(1,693)
2.500%	U.S. CPI Urban Consumers	Z/Z	LCH	09/07/24	8,500,000	7,531	–	7,531
2.510%	U.S. CPI Urban Consumers	Z/Z	LCH	09/08/24	4,300,000	4,212	–	4,212
2.560%	U.S. CPI Urban Consumers	Z/Z	LCH	09/12/24	400,000	620	–	620
2.565%	U.S. CPI Urban Consumers	Z/Z	LCH	09/12/24	3,800,000	6,070	–	6,070
4.613%	1 Day USD SOFR	A/A	LCH	10/31/25	29,900,000	188,516	(148,906)	337,422
3.900%	1 Day USD SOFR	A/A	LCH	03/22/26	8,450,000	14,118	–	14,118
0.700%	6 Month EURIBOR	A/S	LCH	04/11/27	EUR 700,000	(47,271)	(58,630)	11,359
0.650%	6 Month EURIBOR	A/S	LCH	04/12/27	1,400,000	(97,226)	(119,563)	22,337
0.650%	6 Month EURIBOR	A/S	LCH	05/11/27	900,000	(60,632)	(78,788)	18,156
1.000%	6 Month EURIBOR	A/S	LCH	05/13/27	1,600,000	(84,627)	(121,586)	36,959
1.000%	6 Month EURIBOR	A/S	LCH	05/18/27	700,000	(36,695)	(53,417)	16,722
2.340%	1 Day USD SOFR	S/Q	LCH	11/21/28	$20,200,000	(1,399,393)	(249,612)	(1,149,781)
1.954%	U.S. CPI Urban Consumers	Z/Z	LCH	06/03/29	2,350,000	(310,988)	(305,429)	(5,559)
1.998%	U.S. CPI Urban Consumers	Z/Z	LCH	07/25/29	7,700,000	(969,459)	(954,412)	(15,047)
1.760%	U.S. CPI Urban Consumers	Z/Z	LCH	11/04/29	3,100,000	(470,177)	(462,962)	(7,215)
1.883%	U.S. CPI Urban Consumers	Z/Z	LCH	11/20/29	700,000	(98,157)	(96,657)	(1,500)

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

INFLATION MANAGED PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

Receive	Pay	Payment Frequency Receive Rate/ Pay Rate	Exchange	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
1.380%	Eurostat Eurozone HICP	Z/Z	LCH	03/15/31	EUR 5,300,000	($1,123,593)	($1,165,781)	$42,188
2.879%	6 Month EURIBOR	A/S	LCH	08/15/32	7,600,000	234,146	1,189	232,957
2.356%	Eurostat Eurozone HICP	Z/Z	LCH	11/15/33	1,500,000	34,876	(2,380)	37,256
2.363%	Eurostat Eurozone HICP	Z/Z	LCH	11/15/33	800,000	19,165	–	19,165
2.390%	Eurostat Eurozone HICP	Z/Z	LCH	11/15/33	900,000	24,251	881	23,370
3.085%	1 Day USD SOFR	A/A	LCH	02/13/34	$21,200,000	(625,296)	(342,581)	(282,715)
3.000%	6 Month EURIBOR	A/S	LCH	03/20/34	EUR 38,920,000	2,054,755	(655,556)	2,710,311
2.488%	Eurostat Eurozone HICP	Z/Z	LCH	05/15/37	1,620,000	(47,992)	(101,271)	53,279
2.421%	Eurostat Eurozone HICP	Z/Z	LCH	05/15/52	240,000	(18,367)	(30,243)	11,876
2.590%	Eurostat Eurozone HICP	Z/Z	LCH	12/15/52	900,000	31,088	(20,415)	51,503
2.700%	Eurostat Eurozone HICP	Z/Z	LCH	04/15/53	900,000	77,671	6,015	71,656
2.763%	Eurostat Eurozone HICP	Z/Z	LCH	09/15/53	700,000	74,842	1,735	73,107
2.682%	Eurostat Eurozone HICP	Z/Z	LCH	10/15/53	200,000	16,347	–	16,347
2.736%	Eurostat Eurozone HICP	Z/Z	LCH	10/15/53	400,000	40,598	3,920	36,678
1.888%	1 Day USD SOFR	S/Q	LCH	11/21/53	$1,100,000	(353,533)	(289,256)	(64,277)

						($2,923,491)	($5,247,444)	$2,323,953

Interest Rate Swaps - Short

Pay	Receive	Payment Frequency Pay Rate/ Receive Rate	Exchange	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
4.250%	1 Day USD SOFR	A/A	CME	12/20/25	$48,500,000	($127,178)	$213,003	($340,181)
4.250%	1 Day USD SOFR	A/A	LCH	12/20/25	16,300,000	(41,236)	(66,290)	25,054
4.858%	1 Day USD SOFR	A/A	LCH	12/22/25	100,000	(1,420)	(371)	(1,049)
4.868%	1 Day USD SOFR	A/A	LCH	12/22/25	8,350,000	(120,147)	(32,529)	(87,618)
2.314%	U.S. CPI Urban Consumers	Z/Z	LCH	02/26/26	2,100,000	207,484	203,223	4,261
2.419%	U.S. CPI Urban Consumers	Z/Z	LCH	03/05/26	2,800,000	261,758	255,476	6,282
2.768%	U.S. CPI Urban Consumers	Z/Z	LCH	05/13/26	1,700,000	122,748	118,816	3,932
2.813%	U.S. CPI Urban Consumers	Z/Z	LCH	05/14/26	1,000,000	69,786	67,532	2,254
2.703%	U.S. CPI Urban Consumers	Z/Z	LCH	05/25/26	1,210,000	89,921	86,786	3,135
2.965%	Eurostat Eurozone HICP	Z/Z	LCH	05/15/27	EUR 800,000	16,516	30,995	(14,479)
3.000%	Eurostat Eurozone HICP	Z/Z	LCH	05/15/27	1,300,000	24,220	47,983	(23,763)
3.130%	Eurostat Eurozone HICP	Z/Z	LCH	05/15/27	300,000	3,338	9,023	(5,685)
1.798%	U.S. CPI Urban Consumers	Z/Z	LCH	08/25/27	$900,000	130,994	129,014	1,980
1.890%	U.S. CPI Urban Consumers	Z/Z	LCH	08/27/27	1,000,000	138,936	136,950	1,986
0.300%	1 Day JPY TONAR	S/S	LCH	09/20/27	JPY 377,560,000	10,156	(3,708)	13,864
2.573%	U.S. CPI Urban Consumers	Z/Z	LCH	08/26/28	$400,000	23,927	23,914	13
2.645%	U.S. CPI Urban Consumers	Z/Z	LCH	09/10/28	500,000	26,014	26,277	(263)
0.550%	1 Day JPY TONAR	A/A	LCH	09/14/28	JPY 690,000,000	(31,856)	(7,560)	(24,296)
1.840%	1 Day USD SOFR	S/Q	LCH	11/21/28	$5,500,000	505,540	432,651	72,889
2.311%	U.S. CPI Urban Consumers	Z/Z	LCH	02/24/31	5,100,000	534,839	535,506	(667)
0.500%	1 Day JPY TONAR	A/A	LCH	12/15/31	JPY 464,000,000	54,865	8,393	46,472
2.600%	Eurostat Eurozone HICP	Z/Z	LCH	05/15/32	EUR 1,500,000	30,214	71,769	(41,555)
2.720%	Eurostat Eurozone HICP	Z/Z	LCH	06/15/32	1,400,000	(16,025)	27,531	(43,556)
2.470%	Eurostat Eurozone HICP	Z/Z	LCH	07/15/32	800,000	13,503	35,407	(21,904)
0.190%	6 Month EURIBOR	A/S	LCH	11/04/52	1,500,000	740,095	745,069	(4,974)
0.195%	6 Month EURIBOR	A/S	LCH	11/04/52	1,550,000	763,005	768,284	(5,279)
0.197%	6 Month EURIBOR	A/S	LCH	11/08/52	2,800,000	1,376,712	1,387,076	(10,364)
2.548%	Eurostat Eurozone HICP	Z/Z	LCH	11/15/53	300,000	(10,391)	(929)	(9,462)
2.620%	Eurostat Eurozone HICP	Z/Z	LCH	11/15/53	100,000	(6,033)	–	(6,033)
2.237%	1 Day USD SOFR	S/Q	LCH	11/21/53	$4,100,000	1,051,115	254,065	797,050
2.865%	1 Day USD SOFR	A/A	LCH	02/13/54	9,400,000	748,049	240,548	507,501
2.750%	6 Month EURIBOR	A/S	LCH	03/20/54	EUR 11,190,000	(1,163,380)	354,898	(1,518,278)

						$5,426,069	$6,098,802	($672,733)

Total Interest Rate Swaps						$2,502,578	$851,358	$1,651,220

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

INFLATION MANAGED PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

Total Return Swaps - Long

Receive	Pay	Payment Frequency Receive Rate/ Pay Rate	Counter Party	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
U.S. Treasury Inflation Protected Securities 0.625% due 01/15/26	5.570%	Z	MSC	01/09/24	$10,000,000	$111,127	$–	$111,127
U.S. Treasury Inflation Protected Securities 0.125% due 01/15/32	5.570%	Z	MSC	01/09/24	30,000,000	1,103,923	–	1,103,923
U.S. Treasury Inflation Protected Securities 0.125% due 10/15/24	5.620%	Z	MSC	01/16/24	10,000,000	(5,048)	–	(5,048)
U.S. Treasury Inflation Protected Securities 0.250% due 01/15/25	5.620%	Z	MSC	01/16/24	10,000,000	8,415	–	8,415
U.S. Treasury Inflation Protected Securities 0.125% due 04/15/25	5.620%	Z	MSC	01/16/24	15,000,000	40,611	–	40,611
U.S. Treasury Inflation Protected Securities 0.375% due 01/15/27	5.620%	Z	MSC	01/16/24	20,000,000	431,892	–	431,892
U.S. Treasury Inflation Protected Securities 0.125% due 07/15/31	5.620%	Z	MSC	01/16/24	20,000,000	1,069,166	–	1,069,166

						$2,760,086	$–	$2,760,086

Total Swap Agreements						$5,262,664	$851,358	$4,411,306

Balances reported in the Statement of Assets and Liabilities for Over the Counter (OTC) Swaps and Centrally Cleared Swaps

	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
OTC Swap Agreements
Assets	$–	$2,765,134
Liabilities	–	(5,048)
Centrally Cleared Swap Agreements (1)
Assets	6,223,929	5,341,872
Liabilities	(5,372,571)	(3,690,652)

	$851,358	$4,411,306

(1)	Includes cumulative value on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

INFLATION MANAGED PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

(i)	Fair Value Measurements

As of December 31, 2023, the Fund’s investments, as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities were as follows:

		Total Value at December 31, 2023	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$8,700,077	$–	$8,700,077	$–
	Mortgage-Backed Securities
	Collateralized Mortgage Obligations - Commercial	2,086,575	–	2,086,575	–
	Collateralized Mortgage Obligations - Residential	11,606,423	–	11,519,265	87,158
	Fannie Mae	45,316,006	–	45,316,006	–
	Freddie Mac	32,567	–	32,567	–
	Government National Mortgage Association	9,184	–	9,184	–

	Total Mortgage-Backed Securities	59,050,755	–	58,963,597	87,158

	Asset-Backed Securities
	Home Equity Other	3,686,570	–	3,539,307	147,263
	Other Asset-Backed Securities	39,800,463	–	39,800,463	–

	Total Asset-Backed Securities	43,487,033	–	43,339,770	147,263

	U.S. Treasury Obligations	350,897,671	–	350,897,671	–
	Foreign Government Bonds & Notes	40,340,934	–	40,340,934	–
	Short-Term Investments	57,073,327	–	57,073,327	–
	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	8,859	–	8,859	–
	Interest Rate Contracts
	Futures	2,394,320	2,394,320	–	–
	Swaps	8,107,006	–	8,107,006	–

	Total Interest Rate Contracts	10,501,326	2,394,320	8,107,006	–

	Total Asset - Derivatives	10,510,185	2,394,320	8,115,865	–

	Total Assets	570,059,982	2,394,320	567,431,241	234,421

Liabilities	Sale-buyback Financing Transactions	(475,365,622)	–	(475,365,622)	–
	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(772,518)	–	(772,518)	–
	Interest Rate Contracts
	Futures	(5,184,973)	(5,184,973)	–	–
	Written Options	(1,185,050)	–	(1,185,050)	–
	Swaps	(3,695,700)	–	(3,695,700)	–

	Total Interest Rate Contracts	(10,065,723)	(5,184,973)	(4,880,750)	–

	Total Liabilities - Derivatives	(10,838,241)	(5,184,973)	(5,653,268)	–

	Total Liabilities	(486,203,863)	(5,184,973)	(481,018,890)	–

	Total	$83,856,119	($2,790,653)	$86,412,351	$234,421

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

INTERMEDIATE BOND PORTFOLIO

Schedule of Investments

December 31, 2023

	Principal Amount	Value
CORPORATE BONDS & NOTES - 28.5%

Basic Materials - 0.7%

BHP Billiton Finance USA Ltd. (Australia)
5.250% due 09/08/30	$1,120,000	$1,160,981
5.250% due 09/08/33	1,730,000	1,794,896
CF Industries, Inc. 4.950% due 06/01/43	960,000	880,293
DuPont de Nemours, Inc. 5.319% due 11/15/38	685,000	703,976
EIDP, Inc. 4.800% due 05/15/33	825,000	834,280
Glencore Funding LLC (Australia)
2.500% due 09/01/30 ~	760,000	652,637
5.400% due 05/08/28 ~	845,000	861,086
LYB International Finance III LLC 1.250% due 10/01/25	329,000	307,453
Nutrien Ltd. (Canada) 5.000% due 04/01/49	375,000	355,688
Steel Dynamics, Inc. 1.650% due 10/15/27	750,000	668,044
Vale Overseas Ltd. (Brazil) 3.750% due 07/08/30	780,000	718,697

		8,938,031

Communications - 1.8%

Amazon.com, Inc.
3.875% due 08/22/37	800,000	743,148
3.950% due 04/13/52	875,000	766,459
AT&T, Inc.
2.750% due 06/01/31	3,710,000	3,254,078
3.550% due 09/15/55	1,434,000	1,031,999
5.400% due 02/15/34	400,000	412,687
Charter Communications Operating LLC/Charter Communications Operating Capital
2.800% due 04/01/31	3,050,000	2,574,739
3.500% due 06/01/41	1,285,000	909,400
3.700% due 04/01/51	860,000	560,234
Comcast Corp.
2.650% due 02/01/30	1,500,000	1,350,906
2.800% due 01/15/51	736,000	490,954
3.250% due 11/01/39	1,970,000	1,596,752
5.350% due 05/15/53	1,000,000	1,035,295
Corning, Inc. 5.750% due 08/15/40	300,000	308,328
Cox Communications, Inc. 2.950% due 10/01/50 ~	555,000	356,631
Deutsche Telekom AG (Germany) 3.625% due 01/21/50 ~	700,000	561,429
Discovery Communications LLC 3.625% due 05/15/30	980,000	888,711
Meta Platforms, Inc. 5.600% due 05/15/53	760,000	824,324
Paramount Global 2.900% due 01/15/27	302,000	279,663
Sprint Capital Corp. 6.875% due 11/15/28	357,000	387,065
Sprint LLC 7.625% due 03/01/26	244,000	255,066
T-Mobile USA, Inc. 5.050% due 07/15/33	895,000	902,291
Verizon Communications, Inc.
2.650% due 11/20/40	2,046,000	1,475,681
3.700% due 03/22/61	600,000	458,904
5.050% due 05/09/33	1,255,000	1,280,933

		22,705,677

	Principal Amount	Value
Consumer, Cyclical - 2.1%

7-Eleven, Inc.
1.800% due 02/10/31 ~	$1,780,000	$1,447,672
2.500% due 02/10/41 ~	283,000	195,527
Alimentation Couche-Tard, Inc. (Canada) 3.625% due 05/13/51 ~	875,000	646,423
American Airlines Pass-Through Trust Class A 3.650% due 12/15/29	1,092,690	978,162
American Airlines Pass-Through Trust Class AA 3.200% due 12/15/29	1,402,960	1,279,326
American Airlines Pass-Through Trust Class B 3.950% due 01/11/32	2,057,510	1,830,727
Delta Air Lines Pass-Through Trust Class A 2.500% due 12/10/29	1,742,863	1,538,656
General Motors Financial Co., Inc.
2.700% due 06/10/31	230,000	192,968
3.800% due 04/07/25	390,000	382,042
Hasbro, Inc. 3.900% due 11/19/29	682,000	634,752
Home Depot, Inc. 3.625% due 04/15/52	740,000	600,261
Hyundai Capital America
1.300% due 01/08/26 ~	1,825,000	1,685,591
1.800% due 01/10/28 ~	395,000	346,591
2.650% due 02/10/25 ~	600,000	582,508
5.650% due 06/26/26 ~	3,024,000	3,045,349
JetBlue Pass-Through Trust Class B 7.750% due 05/15/30	982,387	1,005,000
Lear Corp. 2.600% due 01/15/32	265,000	214,662
Lowe’s Cos., Inc. 4.500% due 04/15/30	1,000,000	994,984
MDC Holdings, Inc. 2.500% due 01/15/31	133,000	109,406
O’Reilly Automotive, Inc. 3.900% due 06/01/29	1,135,000	1,096,375
Starbucks Corp.
2.550% due 11/15/30	2,000,000	1,769,987
3.350% due 03/12/50	565,000	423,370
4.800% due 02/15/33	1,200,000	1,226,039
Stellantis Finance U.S., Inc. 1.711% due 01/29/27 ~	791,000	718,714
United Airlines Pass-Through Trust Class A
3.100% due 04/07/30	440,224	384,830
3.700% due 09/01/31	1,150,716	1,008,424
United Airlines Pass-Through Trust Class B
3.650% due 04/07/27	1,062,153	998,903
3.650% due 07/07/27	1,607,963	1,524,038

		26,861,287

Consumer, Non-Cyclical - 3.4%

AbbVie, Inc.
4.050% due 11/21/39	2,120,000	1,915,397
4.250% due 11/21/49	910,000	811,556
Altria Group, Inc. 2.450% due 02/04/32	835,000	681,459
Amgen, Inc.
3.150% due 02/21/40	1,125,000	876,157
5.250% due 03/02/33	995,000	1,020,468
5.600% due 03/02/43	500,000	516,977
5.650% due 03/02/53	535,000	563,274
AstraZeneca PLC (United Kingdom) 6.450% due 09/15/37	205,000	239,805
Baptist Healthcare System Obligated Group 3.540% due 08/15/50	540,000	398,985
BAT Capital Corp. (United Kingdom) 2.259% due 03/25/28	3,125,000	2,798,467

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

INTERMEDIATE BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Principal Amount	Value
Bon Secours Mercy Health, Inc. 3.205% due 06/01/50	$700,000	$497,507
Boston Scientific Corp.
4.550% due 03/01/39	167,000	159,421
6.500% due 11/15/35	215,000	243,177
Bristol-Myers Squibb Co. 4.125% due 06/15/39	1,000,000	901,686
Bunge Ltd. Finance Corp. 2.750% due 05/14/31	805,000	701,140
CommonSpirit Health
2.782% due 10/01/30	1,065,000	923,934
3.910% due 10/01/50	650,000	512,325
CVS Health Corp.
4.875% due 07/20/35	850,000	836,124
5.050% due 03/25/48	430,000	402,555
5.250% due 02/21/33	900,000	920,351
CVS Pass-Through Trust 4.163% due 08/11/36 ~	464,467	414,130
DH Europe Finance II SARL 3.250% due 11/15/39	285,000	236,554
Element Fleet Management Corp. (Canada) 6.271% due 06/26/26 ~	535,000	545,027
Elevance Health, Inc. 2.250% due 05/15/30	1,135,000	983,165
Gilead Sciences, Inc. 2.600% due 10/01/40	675,000	497,481
Global Payments, Inc.
3.200% due 08/15/29	1,234,000	1,119,451
5.300% due 08/15/29	285,000	287,116
Haleon U.S. Capital LLC 3.375% due 03/24/29	300,000	283,929
HCA, Inc.
5.250% due 06/15/26	2,430,000	2,443,094
5.500% due 06/15/47	700,000	675,085
J M Smucker Co. 6.200% due 11/15/33	325,000	354,647
JBS USA LUX SA/JBS USA Food Co./JBS Luxembourg SARL 6.750% due 03/15/34 ~	900,000	949,135
Kellanova 5.250% due 03/01/33	775,000	795,110
Keurig Dr Pepper, Inc. 3.200% due 05/01/30	400,000	367,941
Kraft Heinz Foods Co. 4.375% due 06/01/46	360,000	314,574
4.625% due 10/01/39	640,000	595,721
Kroger Co. 1.700% due 01/15/31	1,300,000	1,051,382
MedStar Health, Inc. 3.626% due 08/15/49	520,000	389,893
Merck & Co., Inc.
5.000% due 05/17/53	530,000	545,378
5.150% due 05/17/63	410,000	427,974
MultiCare Health System 2.803% due 08/15/50	560,000	353,443
MyMichigan Health 3.409% due 06/01/50	1,000,000	719,282
Nationwide Children’s Hospital, Inc. 4.556% due 11/01/52	150,000	141,155
PeaceHealth Obligated Group 3.218% due 11/15/50	655,000	430,592
Pfizer Investment Enterprises Pte. Ltd.
4.750% due 05/19/33	505,000	506,319
5.300% due 05/19/53	1,245,000	1,271,945
Piedmont Healthcare, Inc. 2.864% due 01/01/52	515,000	344,847
Quanta Services, Inc. 2.350% due 01/15/32	890,000	737,031
Regeneron Pharmaceuticals, Inc. 1.750% due 09/15/30	1,125,000	925,517

	Principal Amount	Value
Royalty Pharma PLC 2.150% due 09/02/31	$84,000	$68,650
Smithfield Foods, Inc. 3.000% due 10/15/30 ~	1,025,000	842,271
Takeda Pharmaceutical Co. Ltd. (Japan) 3.025% due 07/09/40	1,695,000	1,303,766
Thermo Fisher Scientific, Inc. 2.000% due 10/15/31	835,000	703,888
Triton Container International Ltd. (Bermuda) 2.050% due 04/15/26 ~	1,100,000	1,006,672
Tyson Foods, Inc. 3.550% due 06/02/27	850,000	810,937
UnitedHealth Group, Inc.
2.750% due 05/15/40	945,000	716,130
3.250% due 05/15/51	525,000	398,029
5.875% due 02/15/53	420,000	476,069
University of Miami 4.063% due 04/01/52	240,000	205,345
Verisk Analytics, Inc. 5.750% due 04/01/33	660,000	708,317
Viterra Finance BV (Netherlands) 3.200% due 04/21/31 ~	1,000,000	862,614
Zoetis, Inc. 5.600% due 11/16/32	715,000	766,810

		43,497,181

Energy - 1.2%

Aker BP ASA (Norway) 2.000% due 07/15/26 ~	207,000	190,867
BG Energy Capital PLC (United Kingdom) 5.125% due 10/15/41 ~	280,000	267,274
Boardwalk Pipelines LP 4.450% due 07/15/27	480,000	470,327
BP Capital Markets America, Inc. 4.812% due 02/13/33	860,000	867,446
Coterra Energy, Inc. 3.900% due 05/15/27	495,000	479,173
DT Midstream, Inc. 4.300% due 04/15/32 ~	790,000	711,213
Enbridge, Inc. (Canada) 5.700% due 03/08/33	700,000	727,873
Energy Transfer LP
3.900% due 07/15/26	2,470,000	2,401,440
4.150% due 09/15/29	605,000	576,991
6.100% due 02/15/42	455,000	457,812
Flex Intermediate Holdco LLC
3.363% due 06/30/31 ~	475,000	389,153
4.317% due 12/30/39 ~	335,000	245,044
Galaxy Pipeline Assets Bidco Ltd. (United Arab Emirates) 2.940% due 09/30/40 ~	513,216	423,830
Gray Oak Pipeline LLC 2.600% due 10/15/25 ~	1,685,000	1,598,223
HF Sinclair Corp. 5.875% due 04/01/26	842,000	850,736
Kinder Morgan, Inc. 5.050% due 02/15/46	310,000	277,266
MPLX LP 4.500% due 04/15/38	580,000	517,087
NGPL PipeCo LLC 3.250% due 07/15/31 ~	860,000	747,174
Phillips 66 Co. 5.300% due 06/30/33	620,000	636,754
Sabine Pass Liquefaction LLC 4.500% due 05/15/30	300,000	293,310
Saudi Arabian Oil Co. (Saudi Arabia) 1.625% due 11/24/25 ~	200,000	188,433

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

INTERMEDIATE BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Principal Amount	Value
Suncor Energy, Inc. (Canada) 5.950% due 12/01/34	$690,000	$722,908
TotalEnergies Capital International SA (France) 2.986% due 06/29/41	1,130,000	879,101

		14,919,435

Financial - 12.7%

ABN AMRO Bank NV (Netherlands)
2.470% due 12/13/29 ~	400,000	352,262
6.339% due 09/18/27 ~	600,000	613,501
6.575% due 10/13/26 ~	1,100,000	1,118,705
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)
2.450% due 10/29/26	1,080,000	1,000,472
3.300% due 01/30/32	550,000	478,873
6.100% due 01/15/27	970,000	991,141
6.500% due 07/15/25	300,000	303,937
AIB Group PLC (Ireland)
4.263% due 04/10/25 ~	600,000	596,925
6.608% due 09/13/29 ~	405,000	427,114
Air Lease Corp. 3.375% due 07/01/25	2,555,000	2,474,268
Alexandria Real Estate Equities, Inc. 3.375% due 08/15/31	1,130,000	1,019,070
American International Group, Inc. 4.375% due 06/30/50	770,000	688,845
American Tower Corp.
2.950% due 01/15/51	229,000	152,900
3.100% due 06/15/50	351,000	239,666
5.900% due 11/15/33	1,060,000	1,123,132
ANZ New Zealand International Ltd. (New Zealand) 5.355% due 08/14/28 ~	690,000	705,991
Athene Global Funding
1.450% due 01/08/26 ~	905,000	834,452
2.500% due 01/14/25 ~	1,418,000	1,366,890
2.500% due 03/24/28 ~	885,000	786,742
Australia & New Zealand Banking Group Ltd. (Australia) 4.400% due 05/19/26 ~	1,140,000	1,112,828
Aviation Capital Group LLC 5.500% due 12/15/24 ~	1,000,000	995,137
Avolon Holdings Funding Ltd. (Ireland)
2.125% due 02/21/26 ~	305,000	282,809
2.528% due 11/18/27 ~	5,605,000	4,970,857
4.250% due 04/15/26 ~	765,000	739,408
5.500% due 01/15/26 ~	1,190,000	1,183,060
6.375% due 05/04/28 ~	1,005,000	1,025,643
Banco Santander SA (Spain)
1.722% due 09/14/27	200,000	181,000
5.147% due 08/18/25	400,000	397,834
6.607% due 11/07/28	1,000,000	1,065,507
Bank of America Corp.
1.197% due 10/24/26	1,385,000	1,287,074
2.676% due 06/19/41	1,900,000	1,359,544
3.705% due 04/24/28	6,445,000	6,158,732
4.376% due 04/27/28	740,000	723,631
5.080% due 01/20/27	900,000	898,392
5.202% due 04/25/29	1,060,000	1,067,237
5.288% due 04/25/34	1,460,000	1,464,144
5.819% due 09/15/29	1,560,000	1,611,315
5.872% due 09/15/34	940,000	984,543
Bank of Ireland Group PLC (Ireland)
2.029% due 09/30/27 ~	1,212,000	1,106,669
6.253% due 09/16/26 ~	1,209,000	1,223,221
Bank of Montreal (Canada)
5.300% due 06/05/26	750,000	757,723
5.717% due 09/25/28	940,000	974,881
Bank of New York Mellon Corp.
6.317% due 10/25/29	735,000	781,218
6.474% due 10/25/34	620,000	687,035

	Principal Amount	Value
Bank of Nova Scotia (Canada) 4.850% due 02/01/30	$1,081,000	$1,080,119
Banque Federative du Credit Mutuel SA (France)
1.604% due 10/04/26 ~	1,365,000	1,248,385
5.790% due 07/13/28 ~	570,000	589,033
5.896% due 07/13/26 ~	660,000	674,242
Barclays PLC (United Kingdom)
2.894% due 11/24/32	358,000	293,613
6.224% due 05/09/34	945,000	980,648
6.496% due 09/13/27	260,000	267,398
Berkshire Hathaway Finance Corp. 3.850% due 03/15/52	1,285,000	1,075,291
BNP Paribas SA (France)
1.904% due 09/30/28 ~	550,000	489,043
2.159% due 09/15/29 ~	874,000	761,014
5.894% due 12/05/34 ~	290,000	303,199
BPCE SA (France)
1.652% due 10/06/26 ~	1,670,000	1,555,392
3.116% due 10/19/32 ~	660,000	538,753
5.975% due 01/18/27 ~	1,810,000	1,825,196
Brixmor Operating Partnership LP
2.250% due 04/01/28	400,000	355,604
2.500% due 08/16/31	260,000	218,258
4.125% due 05/15/29	600,000	571,701
Brookfield Finance, Inc. (Canada) 3.500% due 03/30/51	1,200,000	879,087
Brown & Brown, Inc. 2.375% due 03/15/31	1,125,000	923,110
CaixaBank SA (Spain) 6.684% due 09/13/27 ~	850,000	871,941
Camden Property Trust 3.150% due 07/01/29	1,100,000	1,014,312
Capital One Financial Corp. 3.800% due 01/31/28	1,930,000	1,833,959
Citigroup, Inc.
2.520% due 11/03/32	225,000	185,583
3.057% due 01/25/33	1,909,000	1,629,373
3.520% due 10/27/28	1,140,000	1,078,892
Commonwealth Bank of Australia (Australia) 3.305% due 03/11/41 ~	660,000	479,249
Corebridge Financial, Inc.
3.650% due 04/05/27	985,000	948,095
3.850% due 04/05/29	270,000	254,689
Credit Agricole SA (France)
2.811% due 01/11/41 ~	250,000	172,207
4.375% due 03/17/25 ~	1,125,000	1,107,388
5.589% due 07/05/26 ~	565,000	574,981
6.316% due 10/03/29 ~	500,000	524,185
Credit Suisse AG (Switzerland)
1.250% due 08/07/26	1,175,000	1,066,389
7.950% due 01/09/25	1,117,000	1,142,429
Crown Castle, Inc. 2.900% due 04/01/41	2,000,000	1,430,332
Danske Bank AS (Denmark) 6.466% due 01/09/26 ~	460,000	463,501
Deutsche Bank AG (Germany)
2.129% due 11/24/26	1,220,000	1,144,282
6.720% due 01/18/29	365,000	382,445
6.819% due 11/20/29	380,000	400,324
7.146% due 07/13/27	570,000	591,972
DNB Bank ASA (Norway) 1.605% due 03/30/28 ~	805,000	717,848
Empower Finance 2020 LP (Canada) 3.075% due 09/17/51 ~	625,000	431,980
Equinix, Inc. 2.900% due 11/18/26	840,000	798,219
Extra Space Storage LP
2.400% due 10/15/31	1,230,000	1,015,586
5.900% due 01/15/31	630,000	657,966

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

INTERMEDIATE BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Principal Amount	Value
F&G Global Funding 1.750% due 06/30/26 ~	$460,000	$416,615
Federal Realty OP LP 1.250% due 02/15/26	785,000	724,757
Federation des Caisses Desjardins du Quebec (Canada)
4.400% due 08/23/25 ~	745,000	736,003
5.700% due 03/14/28 ~	800,000	823,903
Fidelity & Guaranty Life Holdings, Inc. 5.500% due 05/01/25 ~	390,000	385,491
Goldman Sachs Group, Inc.
1.431% due 03/09/27	925,000	853,178
1.948% due 10/21/27	2,713,000	2,482,755
2.640% due 02/24/28	716,000	664,032
3.691% due 06/05/28	1,785,000	1,706,299
4.250% due 10/21/25	1,850,000	1,816,972
6.484% due 10/24/29	830,000	881,264
Healthcare Realty Holdings LP 2.000% due 03/15/31	1,125,000	901,165
Healthpeak OP LLC
2.125% due 12/01/28	813,000	715,392
2.875% due 01/15/31	1,130,000	981,576
HSBC Holdings PLC (United Kingdom)
2.013% due 09/22/28	4,175,000	3,718,609
2.206% due 08/17/29	495,000	432,428
Huntington National Bank 5.650% due 01/10/30	1,293,000	1,305,424
ING Groep NV (Netherlands)
1.726% due 04/01/27	675,000	624,845
6.083% due 09/11/27	206,000	210,365
KBC Group NV (Belgium) 6.324% due 09/21/34 ~	1,200,000	1,269,044
KeyCorp 4.789% due 06/01/33	115,000	105,663
Lloyds Banking Group PLC (United Kingdom)
1.627% due 05/11/27	590,000	541,029
4.716% due 08/11/26	1,150,000	1,135,644
LSEGA Financing PLC (United Kingdom) 2.000% due 04/06/28 ~	1,160,000	1,038,868
Macquarie Group Ltd. (Australia)
1.340% due 01/12/27 ~	1,075,000	988,114
2.871% due 01/14/33 ~	600,000	493,874
Mitsubishi UFJ Financial Group, Inc. (Japan)
1.538% due 07/20/27	500,000	457,080
3.741% due 03/07/29	2,065,000	1,977,785
Mizuho Financial Group, Inc. (Japan)
1.234% due 05/22/27	515,000	469,420
5.778% due 07/06/29	2,440,000	2,511,791
Morgan Stanley
2.475% due 01/21/28	1,600,000	1,485,764
3.217% due 04/22/42	805,000	619,775
4.457% due 04/22/39	855,000	791,970
5.123% due 02/01/29	440,000	442,249
5.164% due 04/20/29	1,110,000	1,117,001
5.424% due 07/21/34	295,000	299,532
5.449% due 07/20/29	430,000	438,404
Mutual of Omaha Cos Global Funding 5.800% due 07/27/26 ~	600,000	611,966
Nasdaq, Inc. 5.550% due 02/15/34	295,000	306,650
Natwest Group PLC (United Kingdom)
4.445% due 05/08/30	515,000	493,925
4.892% due 05/18/29	1,400,000	1,376,126
NatWest Markets PLC (United Kingdom) 1.600% due 09/29/26 ~	1,000,000	913,164
New York Life Insurance Co. 3.750% due 05/15/50 ~	1,140,000	913,761
NNN REIT, Inc. 5.600% due 10/15/33	250,000	258,278
Nomura Holdings, Inc. (Japan) 6.070% due 07/12/28	1,600,000	1,653,142

	Principal Amount	Value
Nordea Bank Abp (Finland) 5.375% due 09/22/27 ~	$580,000	$590,135
Northwestern Mutual Global Funding 1.700% due 06/01/28 ~	490,000	430,698
Physicians Realty LP 2.625% due 11/01/31	315,000	259,423
PNC Financial Services Group, Inc. 5.068% due 01/24/34	503,000	492,421
Public Storage Operating Co. 2.250% due 11/09/31	320,000	273,786
Realty Income Corp.
1.800% due 03/15/33	705,000	548,196
4.850% due 03/15/30	810,000	814,374
Sabra Health Care LP 3.200% due 12/01/31	515,000	421,757
Santander UK Group Holdings PLC (United Kingdom)
1.532% due 08/21/26	1,000,000	933,190
1.673% due 06/14/27	560,000	509,464
6.534% due 01/10/29	1,400,000	1,450,196
6.833% due 11/21/26	706,000	719,506
Scentre Group Trust 1/Scentre Group Trust 2 (Australia) 3.625% due 01/28/26 ~	1,225,000	1,188,417
Societe Generale SA (France)
1.792% due 06/09/27 ~	455,000	414,449
4.250% due 04/14/25 ~	1,935,000	1,892,105
Standard Chartered PLC (United Kingdom)
1.214% due 03/23/25 ~	2,520,000	2,503,116
1.456% due 01/14/27 ~	565,000	517,920
Sumitomo Mitsui Financial Group, Inc. (Japan)
5.520% due 01/13/28	1,600,000	1,638,572
5.716% due 09/14/28	1,300,000	1,347,057
Swedbank AB (Sweden) 6.136% due 09/12/26 ~	880,000	898,037
Teachers Insurance & Annuity Association of America 3.300% due 05/15/50 ~	555,000	410,219
Toronto-Dominion Bank (Canada)
5.523% due 07/17/28	510,000	525,443
5.532% due 07/17/26	1,365,000	1,391,591
Truist Financial Corp.
5.122% due 01/26/34	520,000	503,906
6.047% due 06/08/27	470,000	478,513
7.161% due 10/30/29	625,000	675,472
UBS Group AG (Switzerland)
1.305% due 02/02/27 ~	940,000	862,663
3.869% due 01/12/29 ~	1,115,000	1,052,096
4.282% due 01/09/28 ~	1,135,000	1,100,253
UDR, Inc.
1.900% due 03/15/33	185,000	140,930
2.100% due 08/01/32	1,130,000	886,726
UniCredit SpA (Italy) 1.982% due 06/03/27 ~	1,440,000	1,317,710
Wells Fargo & Co.
2.393% due 06/02/28	1,600,000	1,466,179
4.611% due 04/25/53	780,000	702,145
5.557% due 07/25/34	470,000	478,756
5.574% due 07/25/29	1,350,000	1,379,244
6.303% due 10/23/29	1,165,000	1,228,540
6.491% due 10/23/34	800,000	870,773
Welltower OP LLC 2.800% due 06/01/31	1,200,000	1,047,379
Westpac Banking Corp. (Australia)
3.133% due 11/18/41	541,000	379,473
5.405% due 08/10/33	780,000	776,608
WP Carey, Inc.
2.250% due 04/01/33	325,000	253,266
2.400% due 02/01/31	1,130,000	955,805

		163,679,142

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

INTERMEDIATE BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Principal Amount	Value
Industrial - 1.5%

BAE Systems PLC (United Kingdom) 3.400% due 04/15/30 ~	$935,000	$863,159
Boeing Co.
2.700% due 02/01/27	2,115,000	1,995,351
2.750% due 02/01/26	162,000	155,114
3.100% due 05/01/26	2,537,000	2,439,173
Canadian Pacific Railway Co. (Canada) 4.700% due 05/01/48	1,500,000	1,366,608
CRH America, Inc. 3.875% due 05/18/25 ~	450,000	440,616
CSX Corp. 3.800% due 11/01/46	1,000,000	832,303
Graphic Packaging International LLC 1.512% due 04/15/26 ~	594,000	539,491
L3Harris Technologies, Inc. 5.400% due 07/31/33	690,000	717,741
Masco Corp. 2.000% due 10/01/30	1,125,000	928,256
Norfolk Southern Corp. 3.050% due 05/15/50	400,000	284,933
Northrop Grumman Corp. 3.850% due 04/15/45	1,120,000	942,288
Otis Worldwide Corp.
3.112% due 02/15/40	500,000	400,198
5.250% due 08/16/28	770,000	791,954
Penske Truck Leasing Co. LP/PTL Finance Corp.
1.200% due 11/15/25 ~	1,365,000	1,266,333
6.050% due 08/01/28 ~	800,000	830,005
RTX Corp.
2.250% due 07/01/30	975,000	842,828
3.750% due 11/01/46	1,530,000	1,216,893
5.150% due 02/27/33	604,000	615,843
Siemens Financieringsmaatschappij NV (Germany) 3.300% due 09/15/46 ~	860,000	682,075
Union Pacific Corp. 3.550% due 08/15/39	765,000	656,503

		18,807,665

Technology - 1.8%

Analog Devices, Inc. 2.800% due 10/01/41	259,000	193,434
Apple, Inc. 3.950% due 08/08/52	2,000,000	1,752,030
Broadcom, Inc.
1.950% due 02/15/28 ~	2,800,000	2,513,389
3.187% due 11/15/36 ~	148,000	120,014
CGI, Inc. (Canada) 2.300% due 09/14/31	925,000	757,065
Dell International LLC/EMC Corp. 6.200% due 07/15/30	695,000	746,042
Intel Corp.
4.900% due 08/05/52	780,000	764,152
5.625% due 02/10/43	35,000	37,446
5.700% due 02/10/53	378,000	409,053
Intuit, Inc.
5.200% due 09/15/33	770,000	806,507
5.500% due 09/15/53	240,000	262,708
KLA Corp. 3.300% due 03/01/50	1,455,000	1,112,857
Leidos, Inc. 2.300% due 02/15/31	1,185,000	992,458
Marvell Technology, Inc. 5.750% due 02/15/29	850,000	878,808
NXP BV/NXP Funding LLC/NXP USA, Inc. (China)
2.500% due 05/11/31	1,870,000	1,589,704
3.250% due 05/11/41	895,000	682,810
Oracle Corp.
3.800% due 11/15/37	575,000	489,218
3.950% due 03/25/51	645,000	506,041

	Principal Amount	Value
4.900% due 02/06/33	$850,000	$846,600
5.550% due 02/06/53	600,000	600,865
QUALCOMM, Inc. 4.500% due 05/20/52	300,000	280,481
Roper Technologies, Inc. 1.750% due 02/15/31	825,000	679,949
Take-Two Interactive Software, Inc. 3.700% due 04/14/27	886,000	859,268
Texas Instruments, Inc. 5.050% due 05/18/63	670,000	687,213
TSMC Global Ltd. (Taiwan) 1.375% due 09/28/30 ~	1,385,000	1,124,183
VMware LLC
1.400% due 08/15/26	1,028,000	940,607
4.700% due 05/15/30	2,415,000	2,383,619

		23,016,521

Utilities - 3.3%

APA Infrastructure Ltd. (Australia) 4.200% due 03/23/25 ~	450,000	443,721
Atmos Energy Corp. 1.500% due 01/15/31	705,000	573,691
Baltimore Gas & Electric Co. 5.400% due 06/01/53	930,000	962,054
Commonwealth Edison Co. 3.650% due 06/15/46	1,300,000	1,027,975
Constellation Energy Generation LLC
3.250% due 06/01/25	2,330,000	2,265,273
5.800% due 03/01/33	819,000	861,444
Consumers Energy Co. 3.250% due 08/15/46	265,000	209,166
Dominion Energy, Inc. 3.300% due 04/15/41	1,000,000	766,159
DTE Electric Co. 3.250% due 04/01/51	500,000	368,074
DTE Electric Securitization Funding II LLC 6.090% due 09/01/38	600,000	662,842
DTE Energy Co. 4.875% due 06/01/28	750,000	757,135
Duke Energy Corp.
3.750% due 09/01/46	1,500,000	1,159,803
6.100% due 09/15/53	850,000	923,197
Duke Energy Indiana LLC 3.250% due 10/01/49	395,000	287,165
Duquesne Light Holdings, Inc. 2.775% due 01/07/32 ~	800,000	639,943
Edison International 5.750% due 06/15/27	255,000	260,574
Emera U.S. Finance LP (Canada) 4.750% due 06/15/46	550,000	454,031
Entergy Arkansas LLC 2.650% due 06/15/51	995,000	627,062
Entergy Louisiana LLC
2.900% due 03/15/51	260,000	173,722
4.000% due 03/15/33	430,000	401,086
Entergy Mississippi LLC 5.000% due 09/01/33	1,115,000	1,123,886
Evergy, Inc. 2.900% due 09/15/29	1,160,000	1,050,376
Eversource Energy 3.375% due 03/01/32	755,000	668,663
Fells Point Funding Trust 3.046% due 01/31/27 ~	2,370,000	2,234,885
FirstEnergy Transmission LLC 4.550% due 04/01/49 ~	525,000	455,377
Fortis, Inc. (Canada) 3.055% due 10/04/26	750,000	712,441
ITC Holdings Corp.
2.950% due 05/14/30 ~	360,000	316,793
4.950% due 09/22/27 ~	1,792,000	1,802,946

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

INTERMEDIATE BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Principal Amount	Value
Jersey Central Power & Light Co. 4.300% due 01/15/26 ~	$1,130,000	$1,106,276
MidAmerican Energy Co. 5.850% due 09/15/54	380,000	421,472
Monongahela Power Co. 5.850% due 02/15/34 ~	320,000	336,169
Nevada Power Co. 6.000% due 03/15/54	350,000	384,688
NRG Energy, Inc.
2.000% due 12/02/25 ~	430,000	403,463
2.450% due 12/02/27 ~	1,020,000	920,388
Ohio Power Co. 5.000% due 06/01/33	825,000	830,376
Pacific Gas & Electric Co.
2.950% due 03/01/26	1,490,000	1,412,274
3.450% due 07/01/25	475,000	459,947
3.750% due 08/15/42	191,000	141,489
4.300% due 03/15/45	325,000	255,215
6.400% due 06/15/33	765,000	805,708
6.750% due 01/15/53	390,000	425,287
PG&E Recovery Funding LLC 5.536% due 07/15/49	975,000	1,011,113
PG&E Wildfire Recovery Funding LLC
4.263% due 06/01/38	325,000	308,455
5.099% due 06/01/54	415,000	416,186
5.212% due 12/01/49	225,000	225,900
Public Service Co. of Oklahoma 5.250% due 01/15/33	930,000	938,248
Puget Energy, Inc. 2.379% due 06/15/28	330,000	295,240
San Diego Gas & Electric Co. 2.950% due 08/15/51	1,100,000	775,586
SCE Recovery Funding LLC
4.697% due 06/15/42	573,437	566,588
5.112% due 12/14/49	240,000	237,932
Sierra Pacific Power Co. 5.900% due 03/15/54 ~	630,000	668,714
Sigeco Securitization I LLC 5.026% due 11/15/38	604,000	609,296
Southern California Edison Co.
4.125% due 03/01/48	1,290,000	1,086,073
5.875% due 12/01/53	841,000	905,800
Southern California Gas Co. 6.350% due 11/15/52	600,000	687,663
Southern Co. 5.700% due 03/15/34	450,000	473,620
Southern Co. Gas Capital Corp. 4.400% due 06/01/43	1,000,000	848,498
Southern Power Co. 5.150% due 09/15/41	895,000	849,758
Union Electric Co. 3.900% due 04/01/52	520,000	428,568
Vistra Operations Co. LLC 4.875% due 05/13/24 ~	1,063,000	1,058,322
WEC Energy Group, Inc. 1.375% due 10/15/27	615,000	544,011

		43,027,807

Total Corporate Bonds & Notes (Cost $393,660,142)		365,452,746

MORTGAGE-BACKED SECURITIES - 32.6%

Collateralized Mortgage Obligations - Commercial - 3.2%

ACRE Commercial Mortgage Ltd. CLO
6.303% (SOFR + 0.944%) due 12/18/37 § ~	868,370	857,528
6.873% (SOFR + 1.514%) due 12/18/37 § ~	1,198,000	1,168,505

	Principal Amount	Value
BAMLL RE-Remic Trust 1.911% due 11/26/47 § ~	$1,955,000	$1,862,799
BPR Trust 6.727% (SOFR + 1.364%) due 02/15/29 § ~	1,790,000	1,787,258
Commercial Mortgage Trust 2.321% due 01/10/38 § ~	1,900,000	1,618,882
Fannie Mae
1.707% due 11/25/31 §	3,500,000	2,873,459
2.593% due 06/25/32 §	4,798,000	4,203,439
Freddie Mac 7.137% (SOFR + 1.800%) due 07/25/41 § ~	3,538,963	3,320,929
Freddie Mac (IO)
1.195% due 11/25/30 §	18,945,000	1,301,520
1.212% due 10/25/30 §	15,300,000	1,043,223
1.364% due 12/25/29 §	8,830,000	486,269
Freddie Mac Multifamily Structured Pass-Through Certificates
1.981% due 12/25/31 §	3,800,000	3,172,870
2.920% due 06/25/32	2,100,000	1,879,490
3.820% due 12/25/32 §	2,900,000	2,768,934
FREMF Mortgage Trust
3.607% due 01/25/26 § ~	2,100,000	1,841,292
3.880% due 01/25/50 § ~	2,385,000	2,286,233
4.053% due 04/25/48 § ~	2,000,000	1,931,131
4.134% due 08/25/47 § ~	2,000,000	1,969,119
GAM Re-REMICS Trust 2.300% due 09/27/51 § ~	1,700,000	1,562,768
MHC Commercial Mortgage Trust 7.577% (SOFR + 2.215%) due 04/15/38 § ~	691,868	681,993
SLG Office Trust 2.585% due 07/15/41 ~	2,470,000	2,045,780
Wells Fargo Commercial Mortgage Trust 6.627% (SOFR + 1.264%) due 02/15/40 § ~	692,901	674,949

		41,338,370

Collateralized Mortgage Obligations - Residential - 4.0%

Anchor Mortgage Trust 2.600% due 10/25/26 ~	167,607	160,646
Antler Mortgage Trust 3.115% due 11/25/24 § ~	297,496	296,909
Connecticut Avenue Securities Trust 8.037% (SOFR + 2.700%) due 07/25/43 § ~	3,450,000	3,523,990
Credit Suisse Mortgage Trust 4.641% due 08/25/60 § ~	1,397,614	1,416,036
CSMC Trust 1.668% due 09/27/60 § ~	2,335,846	2,273,729
Fannie Mae REMICS 3.500% due 11/25/57	3,696,166	3,552,164
Freddie Mac REMICS
1.500% due 01/25/51	2,690,241	2,136,738
2.000% due 12/25/51	2,170,839	1,893,439
3.500% due 01/15/48	4,904,553	4,386,012
Government National Mortgage Association 6.717% (SOFR + 1.394%) due 01/20/71 - 02/20/71 §	7,675,390	7,751,538
Government National Mortgage Association (IO) 0.726% due 03/20/71 §	39,967,844	715,528
LHOME Mortgage Trust 3.090% due 02/25/26 § ~	37,088	36,983
PRPM LLC 4.000% due 11/25/53 § ~	876,571	832,958
Seasoned Credit Risk Transfer Trust
2.000% due 05/25/60	5,092,397	4,034,068
3.000% due 05/25/60	9,694,427	8,787,490
3.000% due 10/25/62	3,008,245	2,552,531

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

INTERMEDIATE BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Principal Amount	Value
3.250% due 11/25/61	$1,601,946	$1,390,006
3.500% due 11/25/57	2,285,712	2,041,856
Towd Point Mortgage Trust
2.918% due 11/30/60 § ~	3,229,231	2,795,075
4.000% due 11/25/47 § ~	626,940	595,266

		51,172,962

Fannie Mae - 17.6%

due 01/01/54 #	1,900,000	1,616,633
0.970% due 07/01/27	5,568,602	4,952,165
1.090% due 04/01/28	2,859,150	2,498,831
1.275% due 04/01/30	3,579,765	2,979,312
1.370% due 03/01/30	3,554,744	2,996,388
1.410% due 12/01/30	10,170,000	8,312,422
1.440% due 01/01/31	1,400,000	1,144,270
1.460% due 12/01/30	5,000,000	4,101,777
1.560% due 01/01/31	2,700,000	2,226,502
1.754% due 03/01/32 §	3,297,330	2,671,527
1.815% due 01/01/31	1,007,590	857,188
1.870% due 05/01/31	6,400,000	5,378,132
1.960% due 09/01/33	3,750,000	3,006,470
2.010% due 01/01/32	2,200,000	1,843,735
2.140% due 12/01/33	2,550,000	2,117,980
2.160% due 12/01/33	3,100,000	2,579,159
2.290% due 01/01/37	3,967,092	3,206,651
2.320% due 02/01/35	1,912,000	1,556,555
2.500% due 11/01/51 - 03/01/62	21,624,295	18,299,844
2.510% due 10/01/30	2,730,000	2,418,855
2.550% due 10/01/30	903,775	811,293
3.000% due 05/01/47 - 06/01/62	26,336,146	23,513,068
3.040% due 07/01/32	2,953,161	2,689,925
3.080% due 05/01/32	1,875,000	1,695,886
3.140% due 07/01/32	1,710,000	1,545,684
3.190% due 07/01/33	1,745,094	1,597,107
3.260% due 02/01/31	800,000	741,853
3.500% due 01/01/50 - 03/01/61	8,927,415	8,230,714
3.510% due 09/01/32	5,000,000	4,653,434
3.540% due 10/01/32	2,665,298	2,498,707
3.610% due 01/01/37	2,439,666	2,303,545
3.650% due 10/01/32	4,566,000	4,293,781
3.670% due 09/01/32	546,000	511,370
3.700% due 10/01/32	3,958,878	3,741,403
3.730% due 10/01/32	4,916,406	4,652,064
3.750% due 09/01/32	2,610,000	2,482,124
3.790% due 12/01/30	2,610,000	2,500,986
3.800% due 09/01/32	2,210,061	2,103,393
3.805% due 11/01/32	1,470,000	1,398,574
3.810% due 10/01/32	3,930,000	3,741,690
3.830% due 09/01/32	2,500,000	2,384,782
3.870% due 03/01/30	4,592,000	4,460,082
3.895% due 02/01/33	3,600,000	3,445,967
3.910% due 08/01/32	1,300,000	1,244,388
4.000% due 10/01/43 - 04/01/52	6,889,256	6,558,475
4.090% due 09/01/31 - 02/01/34	4,484,000	4,306,456
4.100% due 06/01/33	4,000,000	3,889,113
4.210% due 02/01/33	3,000,000	2,942,914
4.510% due 10/01/32	4,160,000	4,172,580
4.550% due 10/01/32 - 09/01/33	4,144,361	4,170,161
4.600% due 10/01/32	4,000,000	4,038,908
4.900% due 12/01/32	3,045,000	3,136,813
5.000% due 12/01/49 - 12/01/61	20,712,251	20,626,514
5.500% due 09/01/52 - 05/01/58	7,565,824	7,710,218
6.000% due 12/01/61	2,646,306	2,794,218

		226,352,586

Freddie Mac - 1.0%

2.500% due 07/01/50	3,629,433	3,115,065
3.000% due 10/01/51 - 02/01/52	4,619,935	4,120,651
3.500% due 04/01/37	1,116,135	1,071,743
3.700% due 06/01/34	5,000,000	4,684,144

		12,991,603

	Principal Amount	Value
Government National Mortgage Association - 6.8%

2.500% due 10/20/45 - 10/20/50	$2,932,223	$2,550,484
2.808% due 07/20/71 §	2,468,716	2,147,077
2.932% due 10/20/70 §	1,893,845	1,678,908
3.000% due 08/20/50 - 03/20/52	4,887,397	4,426,037
3.075% due 09/20/70 §	5,641,905	5,018,913
3.093% due 12/20/71 §	2,917,565	2,564,231
3.500% due 10/20/50 - 03/20/52	17,375,401	16,192,286
4.000% due 12/20/51 - 03/20/52	4,543,850	4,327,813
4.500% due 07/20/52 - 09/20/52	9,181,346	9,016,864
5.000% due 07/20/52 - 06/20/63	16,830,679	16,834,533
5.500% due 09/20/52 - 07/20/53	4,610,590	4,653,907
6.839% (UST + 1.736%) due 10/20/71 §	2,487,414	2,557,245
6.908% (UST + 1.836%) due 08/20/71 §	2,356,206	2,432,465
7.119% (UST + 1.924%) due 08/20/72 §	4,479,601	4,649,407
7.179% (UST + 1.702%) due 03/20/72 §	1,999,476	2,056,569
7.195% (UST + 1.727%) due 02/20/72 §	2,009,797	2,067,035
7.301% (UST + 1.827%) due 07/20/72 §	3,677,059	3,814,627

		86,988,401

Total Mortgage-Backed Securities (Cost $451,213,130)		418,843,922

ASSET-BACKED SECURITIES - 12.4%

Automobile Other - 2.4%

American Credit Acceptance Receivables Trust 5.830% due 10/13/28 ~	1,617,000	1,607,142
AmeriCredit Automobile Receivables Trust 1.210% due 12/18/26	3,060,000	2,860,588
Carvana Auto Receivables Trust 3.430% due 01/15/26 ~	548,384	546,353
Credit Acceptance Auto Loan Trust 1.640% due 06/17/30 ~	3,815,000	3,714,641
DT Auto Owner Trust 1.100% due 02/16/27 ~	832,626	820,816
Exeter Automobile Receivables Trust 5.980% due 12/15/28	3,400,000	3,371,177
Flagship Credit Auto Trust 2.180% due 02/16/27 ~	1,762,000	1,665,184
GLS Auto Receivables Issuer Trust
1.140% due 11/17/25 ~	34,421	34,349
1.640% due 10/15/26 ~	425,000	415,478
5.340% due 06/15/28 ~	1,889,000	1,874,002
6.420% due 06/15/28 ~	2,000,000	2,003,919
Santander Consumer Auto Receivables Trust 1.570% due 01/15/27 ~	1,400,000	1,311,093
Santander Drive Auto Receivables Trust 4.430% due 03/15/27	1,539,000	1,521,230
Tricolor Auto Securitization Trust 1.920% due 05/15/26 ~	35,277	35,224
United Auto Credit Securitization Trust 1.140% due 06/10/26 ~	93,898	93,685
Westlake Automobile Receivables Trust
5.480% due 09/15/27 ~	3,300,000	3,271,408
6.020% due 09/15/28 ~	2,100,000	2,108,501
6.680% due 04/17/28 ~	2,900,000	2,919,004

		30,173,794

Automobile Sequential - 0.3%

Credit Acceptance Auto Loan Trust
6.130% due 12/15/33 ~	2,370,000	2,386,703
6.390% due 08/15/33 ~	1,600,000	1,623,663

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

INTERMEDIATE BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Principal Amount	Value
Credito Real USA Auto Receivables Trust 1.350% due 02/16/27 ~	$28,309	$28,222
FHF Trust 1.270% due 03/15/27 ~	95,231	92,116

		4,130,704

Credit Card Other - 0.4%

Consumer Receivables Asset Investment Trust 9.058% (SOFR + 3.750%) due 12/15/24 § ~	173,175	173,411
Continental Finance Credit Card ABS Master Trust
2.240% due 12/15/28 ~	2,170,000	2,138,231
6.190% due 10/15/30 ~	2,870,000	2,847,547

		5,159,189

Manufactured Housing Sequential - 0.3%

Cascade MH Asset Trust
2.708% due 02/25/46 ~	1,420,000	1,137,495
4.250% due 08/25/54 § ~	3,269,895	2,972,380

		4,109,875

Other Asset-Backed Securities - 9.0%

Ajax Mortgage Loan Trust 2.239% due 06/25/66 § ~	1,148,200	1,121,173
American Homes 4 Rent Trust 5.885% due 04/17/52 ~	2,135,000	2,122,859
AMSR Trust
2.006% due 11/17/37 ~	2,120,000	1,967,741
2.327% due 10/17/38 ~	1,342,000	1,187,959
2.751% due 06/17/38 ~	3,650,000	3,062,493
4.000% due 10/17/39 ~	3,000,000	2,672,659
Aqua Finance Trust 3.970% due 07/17/46 ~	1,225,000	1,085,456
Bridge Trust 3.400% due 11/17/37 ~	3,000,000	2,852,242
Business Jet Securities LLC
2.918% due 04/15/36 ~	3,460,172	3,166,447
2.981% due 11/15/35 ~	689,606	659,391
Cars Net Lease Mortgage Notes 3.100% due 12/15/50 ~	423,550	363,126
CFIN Issuer LLC 3.250% due 02/16/26 ~	1,327,701	1,277,464
DataBank Issuer 2.060% due 02/27/51 ~	1,300,000	1,177,732
Diversified Abs Phase VI LLC 7.500% due 11/28/39	1,554,701	1,543,179
DP Lion Holdco LLC 8.243% due 11/30/43	1,100,000	1,112,437
FirstKey Homes Trust
2.389% due 08/17/38 ~	5,500,000	4,917,422
5.197% due 05/19/39 ~	915,000	872,637
FMC GMSR Issuer Trust
3.620% due 07/25/26 § ~	4,600,000	3,977,172
3.690% due 02/25/24	4,260,000	4,206,111
3.850% due 10/25/26 § ~	2,100,000	1,821,940
4.450% due 01/25/26 § ~	2,700,000	2,435,569
6.190% due 04/25/27 ~	3,000,000	2,884,347
7.900% due 07/25/27 ~	3,000,000	3,040,123
Goodgreen Trust (Jersey) 5.900% due 01/17/61 ~	1,935,210	1,879,013
Hilton Grand Vacations Trust 4.300% due 01/25/37 ~	1,547,263	1,507,234
Jonah Energy Abs I LLC 7.200% due 12/10/37 ~	1,389,033	1,397,320
Jonah Energy LLC 7.800% due 11/10/37	1,730,792	1,716,600
LFT CRE Ltd. 7.426% (SOFR + 2.064%) due 06/15/39 § ~	2,590,000	2,435,696
LP LMS Asset Securitization Trust 1.750% due 01/15/29 ~	168,362	167,818

	Principal Amount	Value
MNR ABS Issuer I LLC 8.946% due 12/15/38 ±	$1,300,000	$1,304,550
MVW LLC 1.140% due 01/22/41 ~	548,043	503,882
New Residential Mortgage Loan Trust 4.000% due 09/04/39 ~	2,537,000	2,245,189
NRZ Excess Spread-Collateralized Notes
2.981% due 03/25/26 ~	906,112	846,456
3.104% due 07/25/26 ~	1,678,183	1,560,617
3.228% due 05/25/26 ~	1,081,779	1,005,442
3.844% due 12/25/25 ~	806,775	769,642
Octane Receivables Trust
2.890% due 03/20/26 ~	2,600,000	2,558,377
6.290% due 07/20/28 ~	2,613,000	2,620,201
OneMain Financial Issuance Trust 3.450% due 09/14/35 ~	675,000	602,875
Pagaya AI Technology in Housing Trust 4.250% due 08/25/25 ~	3,000,000	2,914,920
PNMAC GMSR Issuer Trust 9.587% (SOFR + 4.250%) due 05/25/27 § ~	1,730,000	1,733,385
PRET LLC 2.487% due 10/25/51 § ~	3,083,687	3,030,844
Pretium Mortgage Credit Partners I LLC 2.240% due 09/27/60 § ~	1,466,774	1,474,161
Progress Residential Trust
2.106% due 04/17/38 ~	3,250,000	2,925,275
2.409% due 05/17/38 ~	1,570,000	1,416,957
2.425% due 07/17/38 ~	2,530,000	2,252,382
2.538% due 05/17/26 ~	1,650,000	1,487,552
2.547% due 04/19/38 ~	2,550,000	2,301,084
2.811% due 11/17/40 ~	1,000,000	830,221
5.200% due 04/17/39 ~	1,685,000	1,595,880
PRPM LLC
2.115% due 01/25/26 § ~	1,182,377	1,179,440
2.115% due 03/25/26 § ~	763,236	755,577
Regional Management Issuance Trust
1.680% due 03/17/31 ~	1,217,000	1,166,035
2.420% due 03/17/31 ~	895,000	815,297
3.800% due 10/15/30 ~	2,000,000	1,848,721
RT Financial LLC 7.851% due 10/15/43 ±	2,139,090	2,139,090
SCF Equipment Leasing LLC
1.540% due 10/21/30 ~	2,055,000	1,927,317
6.770% due 08/22/33 ~	2,385,000	2,478,997
Sierra Timeshare Receivables Funding LLC 1.340% due 11/20/37 ~	395,897	373,546
Upstart Securitization Trust 5.980% due 08/20/32 ~	1,839,480	1,834,309
VCAT LLC 5.289% due 12/26/50 § ~	870,841	867,808
VOLT XCII LLC 1.893% due 02/27/51 § ~	435,619	422,686
VOLT XCIII LLC 1.893% due 02/27/51 § ~	1,713,875	1,662,306
VOLT XCIV LLC 2.240% due 02/27/51 § ~	1,183,298	1,155,914
VOLT XCIX LLC 2.116% due 04/25/51 § ~	800,629	775,643
VOLT XCVI LLC 2.116% due 03/27/51 § ~	907,867	884,958
VOLT XCVII LLC 2.240% due 04/25/51 § ~	976,715	945,120

		115,844,016

Total Asset-Backed Securities (Cost $165,353,478)		159,417,578

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

INTERMEDIATE BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Principal Amount	Value

U.S. TREASURY OBLIGATIONS - 25.0%

U.S. Treasury Bonds - 10.9%

1.125% due 08/15/40	$6,945,000	$4,436,661
1.250% due 05/15/50	127,000	68,476
1.375% due 08/15/50	11,770,000	6,561,775
1.625% due 11/15/50	6,885,000	4,104,105
1.875% due 02/15/51	7,498,800	4,757,930
1.875% due 11/15/51	8,070,000	5,103,960
2.000% due 11/15/41	5,200,000	3,763,195
2.000% due 08/15/51	6,815,000	4,452,644
2.250% due 05/15/41	13,162,000	10,032,169
2.250% due 08/15/46	950,000	675,817
2.375% due 02/15/42	4,790,000	3,677,261
2.375% due 05/15/51	260,000	185,616
2.750% due 08/15/42	5,700,000	4,625,461
2.875% due 08/15/45	4,210,000	3,396,286
2.875% due 05/15/52	21,300,000	16,965,117
3.125% due 02/15/43	368,000	314,712
3.250% due 05/15/42	43,715,000	38,373,573
3.625% due 02/15/53	13,750,000	12,700,488
3.875% due 08/15/40	2,000,000	1,950,313
3.875% due 02/15/43	12,435,000	11,860,853
3.875% due 05/15/43	260,000	247,955
4.250% due 05/15/39	2,000,000	2,061,250

		140,315,617

U.S. Treasury Notes - 13.9%

0.375% due 01/31/26	115,000	106,265
1.250% due 03/31/28	5,485,000	4,919,467
1.500% due 02/15/30	1,075,000	936,762
1.625% due 05/15/31	565,000	484,796
1.875% due 02/28/29	7,300,000	6,618,477
1.875% due 02/15/32	6,000,000	5,160,234
2.500% due 02/28/26	270,000	260,624
2.625% due 07/31/29	28,130,000	26,346,602
2.750% due 07/31/27	26,305,000	25,254,341
2.875% due 04/30/29	15,475,000	14,722,407
2.875% due 05/15/32	6,175,000	5,724,297
3.125% due 08/31/27	1,925,000	1,871,198
3.125% due 08/31/29	1,900,000	1,825,113
3.250% due 06/30/29	7,400,000	7,163,258
3.375% due 05/15/33	8,395,000	8,059,200
3.500% due 04/30/28	52,000,000	51,180,391
3.500% due 04/30/30	10,800,000	10,558,266
3.500% due 02/15/33	2,555,000	2,478,749
4.125% due 07/31/28	5,000,000	5,052,246

		178,722,693

U.S. Treasury Strip Coupons - 0.2%

due 11/15/40	2,320,000	1,119,773
due 02/15/41	1,486,372	709,195

		1,828,968

Total U.S. Treasury Obligations (Cost $362,488,363)		320,867,278

FOREIGN GOVERNMENT BONDS & NOTES - 0.4%

Chile Government (Chile) 2.550% due 01/27/32	272,000	234,388
Mexico Government (Mexico)
2.659% due 05/24/31	596,000	505,306
3.500% due 02/12/34	868,000	736,517
3.750% due 01/11/28	730,000	705,205
4.400% due 02/12/52	475,000	377,406
4.600% due 01/23/46	480,000	402,167
4.875% due 05/19/33	1,000,000	965,698
6.338% due 05/04/53	200,000	204,104

	Principal Amount	Value
Panama Government (Panama)
3.160% due 01/23/30	$480,000	$409,800
4.500% due 04/16/50	415,000	289,010
Saudi Government (Saudi Arabia) 2.250% due 02/02/33 ~	338,000	280,606

Total Foreign Government Bonds & Notes (Cost $6,036,810)		5,110,207

MUNICIPAL BONDS - 0.3%

California State Build America Bonds 7.350% due 11/01/39	1,000,000	1,216,753
Oklahoma Development Finance Authority 4.714% due 05/01/52	445,000	438,047
Texas Natural Gas Securitization Finance Corp.
5.102% due 04/01/35	445,000	453,926
5.169% due 04/01/41	745,000	771,304
University of California 3.706% due 05/15/20	675,000	471,152

Total Municipal Bonds (Cost $3,867,584)		3,351,182

SHORT-TERM INVESTMENTS - 0.4%

Repurchase Agreements - 0.4%

Fixed Income Clearing Corp. 4.950% due 01/02/24 (Dated 12/29/23, repurchase price of $4,931,850; collateralized by U.S. Treasury Notes: 0.750% due 03/31/26 and value $5,027,761)	4,929,139	4,929,139

Total Short-Term Investments (Cost $4,929,139)		4,929,139

TOTAL INVESTMENTS - 99.6% (Cost $1,387,548,646)		1,277,972,052

OTHER ASSETS & LIABILITIES, NET - 0.4%		5,692,771

NET ASSETS - 100.0%		$1,283,664,823

Notes to Schedule of Investments

(a)	As of December 31, 2023, the Fund’s composition as a percentage of net assets was as follows:

Mortgage-Backed Securities	32.6%
Corporate Bonds & Notes	28.5%
U.S. Treasury Obligations	25.0%
Asset-Backed Securities	12.4%
Others (each less than 3.0%)	1.1%

99.6%
Other Assets & Liabilities, Net	0.4%

100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

INTERMEDIATE BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

(b)	Fair Value Measurements

As of December 31, 2023, the Fund’s investments, as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities were as follows:

		Total Value at December 31, 2023	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$365,452,746	$–	$365,452,746	$–
	Mortgage-Backed Securities	418,843,922	–	418,843,922	–
	Asset-Backed Securities
	Automobile Other	30,173,794	–	30,173,794	–
	Automobile Sequential	4,130,704	–	4,130,704	–
	Credit Card Other	5,159,189	–	5,159,189	–
	Manufactured Housing Sequential	4,109,875	–	4,109,875	–
	Other Asset-Backed Securities	115,844,016	–	112,400,376	3,443,640

	Total Asset-Backed Securities	159,417,578	–	155,973,938	3,443,640

	U.S. Treasury Obligations	320,867,278	–	320,867,278	–
	Foreign Government Bonds & Notes	5,110,207	–	5,110,207	–
	Municipal Bonds	3,351,182	–	3,351,182	–
	Short-Term Investments	4,929,139	–	4,929,139	–

	Total	$1,277,972,052	$–	$1,274,528,412	$3,443,640

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments

December 31, 2023

	Shares	Value
COMMON STOCKS - 0.0%

Energy - 0.0%

Drillco Holdings Luxembourg SA * Ω ± (Luxembourg)	34,768	$863,394

Financial - 0.0%

CBL & Associates Properties, Inc. REIT	9,021	220,293

Total Common Stocks (Cost $820,792)		1,083,687

	Principal Amount
CORPORATE BONDS & NOTES - 35.8%

Communications - 0.7%

AT&T, Inc. 1.700% due 03/25/26	$3,700,000	3,462,443
Charter Communications Operating LLC/Charter Communications Operating Capital 3.850% due 04/01/61	7,500,000	4,680,783
T-Mobile USA, Inc. 3.375% due 04/15/29	7,200,000	6,697,715

		14,840,941

Consumer, Cyclical - 3.9%

Air Canada Pass-Through Trust (Canada) 3.750% due 06/15/29 ~	1,404,348	1,293,465
Alaska Airlines Pass-Through Trust 4.800% due 02/15/29 ~	4,971,429	4,838,041
American Airlines Pass-Through Trust AA 3.000% due 04/15/30	3,092,289	2,794,856
American Airlines Pass-Through Trust Class A
2.875% due 01/11/36	4,500,022	3,827,688
3.250% due 04/15/30	2,018,530	1,765,929
4.000% due 01/15/27	542,822	520,446
American Honda Finance Corp.
6.036% (SOFR + 0.670%) due 01/10/25 §	4,600,000	4,604,827
6.106% (SOFR + 0.700%) due 11/22/24 §	3,200,000	3,205,520
Daimler Truck Finance North America LLC (Germany) 6.167% (SOFR + 0.750%) due 12/13/24 § ~	6,650,000	6,648,266
Ford Motor Credit Co. LLC
2.748% due 06/14/24	GBP 300,000	377,303
3.021% due 03/06/24	EUR 1,900,000	2,091,542
3.375% due 11/13/25	$2,300,000	2,201,981
Hyatt Hotels Corp. 1.800% due 10/01/24	7,200,000	6,989,193
Hyundai Capital America
1.650% due 09/17/26 ~	7,200,000	6,546,779
5.650% due 06/26/26 ~	3,400,000	3,424,004
6.500% due 01/16/29 ~	800,000	845,220
6.539% (SOFR + 1.150%) due 08/04/25 § ~	3,100,000	3,099,342
JetBlue Pass-Through Trust Class A 4.000% due 05/15/34	7,072,464	6,492,168
Nissan Motor Acceptance Co. LLC 2.750% due 03/09/28 ~	5,900,000	5,210,363
Toyota Motor Credit Corp. 5.920% (SOFR + 0.520%) due 08/22/24 §	3,500,000	3,503,631

	Principal Amount	Value
United Airlines Pass-Through Trust Class A 5.800% due 07/15/37	$4,700,000	$4,784,637
United Airlines Pass-Through Trust Class AA 2.700% due 11/01/33	4,068,169	3,450,547
Volkswagen Group of America Finance LLC (Germany)
4.625% due 11/13/25 ~	1,000,000	989,101
5.650% due 09/12/28 ~	6,200,000	6,366,523

		85,871,372

Consumer, Non-Cyclical - 2.7%

Bacardi Ltd. (Bermuda) 4.450% due 05/15/25 ~	6,700,000	6,611,945
BAT International Finance PLC (United Kingdom) 5.931% due 02/02/29	4,700,000	4,886,592
Bayer U.S. Finance LLC (Guatemala) 6.375% due 11/21/30 ~	3,900,000	4,015,471
Becton Dickinson & Co. 1.957% due 02/11/31	7,900,000	6,587,087
CommonSpirit Health 6.073% due 11/01/27	4,200,000	4,324,937
Constellation Brands, Inc. 3.700% due 12/06/26	4,400,000	4,287,647
CVS Pass-Through Trust 6.943% due 01/10/30	131,756	134,644
Duke University 2.682% due 10/01/44	9,600,000	7,166,403
Elevance Health, Inc. 2.375% due 01/15/25	3,400,000	3,303,418
HCA, Inc. 3.375% due 03/15/29	7,300,000	6,739,215
Imperial Brands Finance PLC (United Kingdom)
3.125% due 07/26/24 ~	6,200,000	6,099,337
3.875% due 07/26/29 ~	3,300,000	3,081,516
IQVIA, Inc. 6.250% due 02/01/29 ~	2,900,000	3,031,071

		60,269,283

Energy - 1.8%

Enbridge, Inc. (Canada) 5.900% due 11/15/26	1,400,000	1,437,837
Energy Transfer LP 6.050% due 12/01/26	2,100,000	2,160,291
FORESEA Holding SA (Luxembourg) 7.500% due 06/15/30 ~	358,998	332,791
Midwest Connector Capital Co. LLC 3.900% due 04/01/24 ~	4,100,000	4,077,266
Odebrecht Oil & Gas Finance Ltd. (Brazil) 0.000% due 01/29/24 ~	1,012,000	34,788
ONEOK, Inc. 6.625% due 09/01/53	4,100,000	4,593,642
Petroleos Mexicanos (Mexico) 10.000% due 02/07/33	1,900,000	1,909,846
Pioneer Natural Resources Co. 5.100% due 03/29/26	2,300,000	2,317,453
Rio Oil Finance Trust (Brazil) 9.750% due 01/06/27 ~	2,586,999	2,695,045
Sabine Pass Liquefaction LLC 4.500% due 05/15/30	6,800,000	6,648,350
Targa Resources Corp. 5.200% due 07/01/27	6,600,000	6,635,867
Venture Global Calcasieu Pass LLC
3.875% due 08/15/29 ~	900,000	817,605
4.125% due 08/15/31 ~	200,000	176,457
Venture Global LNG, Inc. 8.125% due 06/01/28 ~	1,500,000	1,516,210
Western Midstream Operating LP 6.350% due 01/15/29	3,900,000	4,075,636

		39,429,084

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Principal Amount	Value
Financial - 19.0%

AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland) 6.100% due 01/15/27	$2,800,000	$2,861,025
Ally Financial, Inc. 6.848% due 01/03/30	3,800,000	3,907,162
American Tower Corp. 2.100% due 06/15/30	8,000,000	6,716,413
Aviation Capital Group LLC 4.125% due 08/01/25 ~	6,620,000	6,430,290
Banco Bilbao Vizcaya Argentaria SA (Spain) 1.125% due 09/18/25	3,400,000	3,173,190
Banco Espirito Santo SA (Portugal)
2.625% * Y ~	EUR 1,000,000	303,586
4.750% * Y ~	5,600,000	1,700,083
Banco Santander SA (Spain) 6.527% due 11/07/27	$2,000,000	2,069,444
Bank of America Corp.
5.015% due 07/22/33	6,500,000	6,432,939
5.819% due 09/15/29	5,500,000	5,680,919
Bank of America NA 6.422% (SOFR + 1.020%) due 08/18/26 §	4,200,000	4,218,131
Bank of Ireland Group PLC (Ireland) 6.253% due 09/16/26 ~	6,400,000	6,475,282
Bank of Montreal (Canada) 4.689% due 07/28/29 ~	5,500,000	5,538,219
Bank of Nova Scotia (Canada) 5.450% due 06/12/25	1,000,000	1,005,341
Barclays PLC (United Kingdom)
3.375% due 04/02/25 ~	EUR 900,000	991,017
7.302% (SOFR + 1.880%) due 09/13/27 §	$3,600,000	3,613,023
7.385% due 11/02/28	4,000,000	4,277,212
BGC Group, Inc.
3.750% due 10/01/24	700,000	684,463
8.000% due 05/25/28	2,400,000	2,507,793
BNP Paribas SA (France)
1.904% due 09/30/28 ~	3,600,000	3,201,007
3.132% due 01/20/33 ~	7,800,000	6,635,087
BPCE SA (France) 6.612% due 10/19/27 ~	4,300,000	4,428,555
CaixaBank SA (Spain) 6.684% due 09/13/27 ~	3,700,000	3,795,507
Citibank NA 5.864% due 09/29/25	3,100,000	3,152,776
Citigroup, Inc.
2.572% due 06/03/31	8,100,000	6,923,301
3.070% due 02/24/28	3,600,000	3,393,790
Cooperatieve Rabobank UA (Netherlands)
4.655% due 08/22/28 ~	6,700,000	6,603,333
5.500% due 07/18/25	300,000	303,341
Corebridge Global Funding 5.750% due 07/02/26 ~	1,400,000	1,419,190
Credit Suisse AG (Switzerland)
7.500% due 02/15/28	2,000,000	2,191,616
7.950% due 01/09/25	2,000,000	2,045,530
Crown Castle, Inc.
2.250% due 01/15/31	7,900,000	6,547,035
3.700% due 06/15/26	2,277,000	2,198,849
CTP NV (Netherlands) 0.875% due 01/20/26 ~	EUR 2,100,000	2,151,230
Deutsche Bank AG (Germany) 3.961% due 11/26/25	$13,500,000	13,281,656
EPR Properties 4.500% due 04/01/25	2,200,000	2,159,779
Essex Portfolio LP 3.375% due 04/15/26	500,000	482,938

	Principal Amount	Value
Extra Space Storage LP 3.875% due 12/15/27	$2,600,000	$2,484,956
Federation des Caisses Desjardins du Quebec (Canada) 4.400% due 08/23/25 ~	7,000,000	6,915,465
GLP Capital LP/GLP Financing II, Inc. 4.000% due 01/15/30	1,800,000	1,644,319
Goldman Sachs Group, Inc.
3.272% due 09/29/25	3,000,000	2,949,611
3.500% due 04/01/25	3,400,000	3,325,354
5.798% due 08/10/26	2,900,000	2,929,376
6.461% (SOFR + 1.065%) due 08/10/26 §	2,900,000	2,900,715
Host Hotels & Resorts LP
3.875% due 04/01/24	700,000	696,370
4.000% due 06/15/25	1,350,000	1,319,640
HSBC Holdings PLC (United Kingdom) 7.390% due 11/03/28	8,500,000	9,113,541
HSBC USA, Inc. 5.625% due 03/17/25	4,600,000	4,625,754
ING Groep NV (Netherlands) 6.976% (SOFR + 1.560%) due 09/11/27 §	4,700,000	4,721,637
Intesa Sanpaolo SpA (Italy) 3.250% due 09/23/24 ~	7,300,000	7,169,238
JPMorgan Chase & Co.
2.083% due 04/22/26	800,000	766,547
4.851% due 07/25/28	4,800,000	4,803,723
4.912% due 07/25/33	6,400,000	6,330,058
5.546% due 12/15/25	4,300,000	4,304,327
6.070% due 10/22/27	4,300,000	4,425,162
KBC Group NV (Belgium) 5.796% due 01/19/29 ~	2,600,000	2,646,068
Kilroy Realty LP 4.375% due 10/01/25	2,600,000	2,530,186
Lloyds Banking Group PLC (United Kingdom)
4.450% due 05/08/25	4,500,000	4,449,428
5.985% due 08/07/27	2,300,000	2,341,882
Logicor Financing SARL (Luxembourg) 1.625% due 01/17/30 ~	EUR 2,300,000	2,177,484
Manulife Financial Corp. (Canada) 4.150% due 03/04/26	$500,000	494,265
MassMutual Global Funding II
5.050% due 12/07/27 ~	4,000,000	4,050,758
6.346% (SOFR + 0.980%) due 07/10/26 § ~	3,000,000	3,018,366
Mitsubishi UFJ Financial Group, Inc. (Japan)
1.412% due 07/17/25	6,900,000	6,512,939
5.133% due 07/20/33	6,500,000	6,602,766
6.339% (SOFR + 0.940%) due 02/20/26 §	500,000	500,147
Mizuho Financial Group, Inc. (Japan)
2.201% due 07/10/31	8,700,000	7,248,000
5.414% due 09/13/28	3,300,000	3,346,661
Morgan Stanley
4.889% due 07/20/33	6,500,000	6,341,247
6.407% due 11/01/29	2,800,000	2,969,329
Nationwide Building Society (United Kingdom) 6.557% due 10/18/27 ~	4,300,000	4,453,884
Natwest Group PLC (United Kingdom) 2.000% due 03/04/25 ~	EUR 4,600,000	5,059,021
NNN REIT, Inc. 3.500% due 10/15/27	$5,600,000	5,290,519
Nomura Holdings, Inc. (Japan)
2.172% due 07/14/28	500,000	439,611
2.679% due 07/16/30	6,700,000	5,715,182
5.842% due 01/18/28	1,700,000	1,737,397
6.181% due 01/18/33	2,500,000	2,680,549

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Principal Amount	Value
Northwestern Mutual Global Funding 4.900% due 06/12/28 ~	$3,700,000	$3,718,622
Omega Healthcare Investors, Inc. 4.750% due 01/15/28	590,000	568,021
Pricoa Global Funding I 4.200% due 08/28/25 ~	4,500,000	4,455,681
Principal Life Global Funding II 5.500% due 06/28/28 ~	6,300,000	6,392,773
Protective Life Global Funding 5.209% due 04/14/26 ~	3,200,000	3,199,077
Regency Centers LP 4.125% due 03/15/28	3,500,000	3,361,776
Santander Holdings USA, Inc. 2.490% due 01/06/28	6,025,000	5,520,630
Scentre Group Trust 1/Scentre Group Trust 2 (Australia) 3.625% due 01/28/26 ~	7,300,000	7,081,993
Societe Generale SA (France) 3.337% due 01/21/33 ~	8,000,000	6,734,748
Spirit Realty LP 3.200% due 01/15/27	8,100,000	7,670,015
Standard Chartered PLC (United Kingdom)
1.456% due 01/14/27 ~	4,000,000	3,666,688
6.337% (SOFR + 0.930%) due 11/23/25 § ~	5,400,000	5,373,677
STORE Capital Corp. 4.500% due 03/15/28	7,600,000	6,995,680
Sumitomo Mitsui Financial Group, Inc. (Japan)
1.902% due 09/17/28	6,000,000	5,256,038
5.464% due 01/13/26	1,600,000	1,615,938
Synchrony Bank 5.625% due 08/23/27	5,600,000	5,508,916
Tesco Property Finance 4 PLC (United Kingdom) 5.801% due 10/13/40 ~	GBP 182,893	238,620
Tesco Property Finance 5 PLC (United Kingdom) 5.661% due 10/13/41 ~	93,981	120,874
Toronto-Dominion Bank (Canada) 4.701% due 06/05/27 ~	$3,400,000	3,402,072
Truist Financial Corp. 5.900% due 10/28/26	6,000,000	6,053,764
UBS Group AG (Switzerland)
3.869% due 01/12/29 ~	9,100,000	8,586,617
5.711% due 01/12/27 ~	2,800,000	2,816,536
6.537% due 08/12/33 ~	8,500,000	9,076,108
Virgin Money UK PLC (United Kingdom) 4.000% due 09/03/27 ~	GBP 500,000	605,026
Wells Fargo & Co.
2.393% due 06/02/28	$2,200,000	2,015,996
4.808% due 07/25/28	600,000	595,907
5.574% due 07/25/29	4,700,000	4,801,812
6.303% due 10/23/29	3,500,000	3,690,894
Wells Fargo Bank NA
5.450% due 08/07/26	2,700,000	2,745,111
5.550% due 08/01/25	2,000,000	2,021,423
6.488% (SOFR + 1.070%) due 12/11/26 §	4,400,000	4,426,910

		419,849,477

Industrial - 1.4%

Boeing Co. 1.433% due 02/04/24	3,500,000	3,485,334
Canadian Pacific Railway Co. (Canada) 3.125% due 06/01/26	9,800,000	9,392,230
Fortune Brands Innovations, Inc. 3.250% due 09/15/29	8,200,000	7,583,830
GATX Corp. 4.000% due 06/30/30	7,400,000	6,903,898

	Principal Amount	Value
RTX Corp. 5.750% due 11/08/26	$3,100,000	$3,186,310

		30,551,602

Technology - 2.1%

Amdocs Ltd. 2.538% due 06/15/30	4,700,000	4,056,394
Broadcom, Inc.
2.600% due 02/15/33 ~	1,800,000	1,483,843
3.137% due 11/15/35 ~	7,388,000	6,069,325
3.469% due 04/15/34 ~	3,639,000	3,167,555
Dell International LLC/EMC Corp. 5.850% due 07/15/25	9,200,000	9,293,955
NXP BV/NXP Funding LLC (China) 4.875% due 03/01/24	5,900,000	5,889,258
NXP BV/NXP Funding LLC/NXP USA, Inc. (China) 3.875% due 06/18/26	4,000,000	3,898,620
Open Text Corp. (Canada) 6.900% due 12/01/27 ~	8,100,000	8,426,236
Oracle Corp.
2.875% due 03/25/31	2,900,000	2,570,333
6.150% due 11/09/29	2,700,000	2,906,571

		47,762,090

Utilities - 4.2%

AES Corp. 5.450% due 06/01/28	4,000,000	4,069,135
DTE Electric Co. 4.050% due 05/15/48	100,000	85,040
Enel Finance America LLC (Italy) 7.100% due 10/14/27 ~	2,900,000	3,096,646
Enel Finance International NV (Italy) 2.250% due 07/12/31 ~	7,500,000	6,099,383
Entergy Louisiana LLC 2.350% due 06/15/32	7,700,000	6,409,797
Evergy, Inc. 2.450% due 09/15/24	8,800,000	8,604,387
National Grid PLC (United Kingdom) 5.602% due 06/12/28	3,400,000	3,505,823
National Rural Utilities Cooperative Finance Corp. 4.800% due 03/15/28	2,600,000	2,631,500
New York State Electric & Gas Corp. 2.150% due 10/01/31 ~	7,200,000	5,740,000
NextEra Energy Capital Holdings, Inc. 2.250% due 06/01/30	9,600,000	8,217,686
Pacific Gas & Electric Co.
2.950% due 03/01/26	2,100,000	1,990,454
3.500% due 06/15/25	2,400,000	2,327,000
5.450% due 06/15/27	4,800,000	4,841,972
6.400% due 06/15/33	4,800,000	5,055,426
6.950% due 03/15/34	2,250,000	2,474,364
Pennsylvania Electric Co. 3.600% due 06/01/29 ~	4,300,000	3,992,928
ReNew Wind Energy AP2/ReNew Power Pvt Ltd. other 9 Subsidiaries (India) 4.500% due 07/14/28 ~	5,900,000	5,248,683
Southern California Edison Co. 2.500% due 06/01/31	7,000,000	6,002,756
Southern Co. 3.250% due 07/01/26	5,700,000	5,502,012
WEC Energy Group, Inc. 1.800% due 10/15/30	8,400,000	6,858,328

		92,753,320

Total Corporate Bonds & Notes (Cost $824,216,979)		791,327,169

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Principal Amount	Value

MORTGAGE-BACKED SECURITIES - 72.6%

Collateralized Mortgage Obligations - Commercial - 7.5%

1211 Avenue of the Americas Trust 3.901% due 08/10/35 ~	$9,600,000	$9,214,647
Arbor Multifamily Mortgage Securities Trust 2.756% due 05/15/53 ~	4,900,000	4,334,081
AREIT Trust 7.600% (SOFR + 2.242%) due 06/17/39 § ~	5,600,000	5,607,084
Ashford Hospitality Trust 6.534% (SOFR + 1.172%) due 06/15/35 § ~	1,732,793	1,708,466
Atrium Hotel Portfolio Trust 6.609% (SOFR + 1.247%) due 06/15/35 § ~	6,500,000	6,434,776
Austin Fairmont Hotel Trust 6.459% (SOFR + 1.097%) due 09/15/32 § ~	4,500,000	4,478,472
BAMLL Commercial Mortgage Securities Trust 6.527% (SOFR + 1.164%) due 09/15/38 § ~	7,000,000	6,626,810
BDS LLC 7.492% (SOFR + 2.137%) due 08/19/38 § ~	6,499,939	6,483,032
Benchmark Mortgage Trust 3.458% due 03/15/55	6,500,000	5,782,923
BX Commercial Mortgage Trust 6.165% (SOFR + 0.803%) due 10/15/38 § ~	4,582,111	4,500,332
Cantor Commercial Real Estate Lending 2.874% due 11/15/52	6,200,000	5,460,771
CFCRE Commercial Mortgage Trust 3.060% due 11/10/49	2,869,941	2,788,887
Citigroup Commercial Mortgage Trust
2.984% due 11/15/49	3,957,981	3,842,369
3.778% due 09/10/58	5,900,000	5,643,259
CLNC Ltd. (Cayman) 6.720% (SOFR + 1.364%) due 08/20/35 § ~	5,199	5,196
DBGS Mortgage Trust 3.843% due 04/10/37 ~	8,700,000	7,457,530
DOLP Trust 2.956% due 05/10/41 ~	7,000,000	5,782,087
Extended Stay America Trust 6.557% (SOFR + 1.194%) due 07/15/38 § ~	6,534,080	6,478,645
GS Mortgage Securities Corp. II 8.762% (SOFR + 3.400%) due 08/15/39 § ~	6,700,000	6,755,406
GS Mortgage Securities Trust 3.602% due 10/10/49 § ~	7,000,000	6,033,397
JP Morgan Chase Commercial Mortgage Securities Trust
6.859% (SOFR + 1.497%) due 12/15/31 § ~	3,269,759	2,673,758
6.977% (SOFR + 1.614%) due 09/15/29 § ~	1,902,780	1,759,218
Manhattan West 2020-1MW Mortgage Trust 2.130% due 09/10/39 ~	8,600,000	7,608,319
MF1 Multifamily Housing Mortgage Loan Trust 6.326% (SOFR + 0.964%) due 07/15/36 § ~	1,497,298	1,480,278
Morgan Stanley Bank of America Merrill Lynch Trust 3.150% due 03/15/48	1,314,702	1,292,890
Morgan Stanley Capital I Trust 2.428% due 04/05/42 § ~	4,900,000	3,785,151

	Principal Amount	Value
NYO Commercial Mortgage Trust 6.572% (SOFR + 1.209%) due 11/15/38 § ~	$11,200,000	$10,364,122
One New York Plaza Trust 6.427% (SOFR + 1.064%) due 01/15/36 § ~	3,780,000	3,603,978
PFP Ltd. (Bermuda) 7.636% (SOFR + 2.274%) due 08/19/35 § ~	6,400,000	6,401,677
Ready Capital Mortgage Financing LLC 7.908% (SOFR + 2.552%) due 10/25/39 § ~	6,063,584	6,067,828
STWD Ltd. (Cayman) 6.556% (SOFR + 1.194%) due 07/15/38 § ~	3,188,808	3,123,871
STWD Mortgage Trust (Cayman) 6.334% (SOFR + 0.972%) due 11/15/36 § ~	7,100,000	6,944,513
Wells Fargo Commercial Mortgage Trust 3.809% due 12/15/48	4,837,000	4,669,756

		165,193,529

Collateralized Mortgage Obligations - Residential - 9.3%

Alternative Loan Trust (IO) 0.000% (4.886% - SOFR) due 05/25/35 §	597,164	33,224
Banc of America Funding Trust
3.591% due 08/25/47 § ~	3,123,470	2,566,016
5.490% due 02/20/36 §	198,988	185,492
Banc of America Mortgage Trust 6.000% due 05/25/37	1,726,232	1,301,990
BCAP LLC Trust
4.533% due 03/26/37 § ~	109,350	106,442
5.250% due 02/26/36 § ~	946,401	407,886
Bear Stearns Adjustable Rate Mortgage Trust 4.437% due 08/25/33 §	411,685	379,338
Bear Stearns ALT-A Trust 4.964% due 01/25/36 §	581,646	538,666
Bear Stearns Structured Products, Inc. Trust
3.993% due 12/26/46 §	349,739	275,646
4.805% due 01/26/36 §	341,417	273,195
Chase Home Lending Mortgage Trust 3.250% due 09/25/63 § ~	4,150,770	3,654,831
CHL Mortgage Pass-Through Trust
5.210% due 05/20/34 §	306,249	286,454
6.110% (SOFR + 0.754%) due 03/25/35 §	366,995	339,084
6.500% due 10/25/37	722,776	304,366
Citigroup Mortgage Loan Trust 4.546% due 08/25/36 §	362,903	318,697
Citigroup Mortgage Loan Trust, Inc. 5.322% due 08/25/35 §	60,160	49,929
Credit Suisse First Boston Mortgage Securities Corp. (Switzerland) 6.050% due 03/25/32 § ~	72,274	67,248
DSLA Mortgage Loan Trust 6.046% due 07/19/44 §	247,892	227,419
Fannie Mae REMICS
5.152% due 10/25/42 §	296,513	297,596
5.692% (SOFR + 0.174%) due 07/25/37 §	47,028	45,802
5.832% (SOFR + 0.494%) due 11/25/42 §	1,023,769	1,008,498
5.853% (SOFR + 0.514%) due 04/18/28 §	7,100	7,100
5.903% (SOFR + 0.564%) due 10/18/30 §	147	147
Fannie Mae REMICS (IO) 1.248% (6.586% - SOFR) due 10/25/35 §	1,322	123

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Principal Amount	Value
First Horizon Alternative Mortgage Securities Trust
5.207% due 03/25/35 §	$307,697	$184,856
6.982% due 06/25/34 §	1,041,899	975,072
Freddie Mac 7.500% due 09/20/26	12,274	12,380
Freddie Mac REMICS
5.098% (SOFR + 0.464%) due 08/15/40 §	2,101,749	2,073,738
5.245% (SOFR + 0.464%) due 10/15/40 §	2,003,687	1,977,234
5.643% (SOFR + 0.304%) due 10/15/43 §	2,419,736	2,360,591
5.803% (SOFR + 0.464%) due 12/15/29 §	3,603	3,596
Freddie Mac Structured Pass-Through Certificates
6.212% (US FED + 1.200%) due 10/25/44 §	449,236	408,337
6.412% (US FED + 1.400%) due 07/25/44 §	2,165,083	2,015,401
Government National Mortgage Association
5.838% (SOFR + 0.500%) due 01/20/72 §	2,519,862	2,438,450
6.138% (SOFR + 0.800%) due 01/20/73 §	4,558,522	4,515,925
6.218% (SOFR + 0.880%) due 02/20/73 §	5,159,712	5,133,536
6.238% (SOFR + 0.900%) due 01/20/73 §	7,571,102	7,542,412
Government National Mortgage Association REMICS
5.937% (SOFR + 0.614%) due 04/20/64 §	607,533	605,531
5.987% (SOFR + 0.664%) due 05/20/65 §	805,201	798,327
6.037% (SOFR + 0.714%) due 07/20/65 - 08/20/65 §	5,174,818	5,134,985
6.088% (SOFR + 0.750%) due 10/20/72 §	3,953,184	3,919,074
6.187% (SOFR + 0.864%) due 01/20/66 §	3,451,104	3,429,168
6.218% (SOFR + 0.880%) due 03/20/73 §	5,024,062	4,998,481
6.290% (SOFR + 0.970%) due 12/20/73 §	9,400,000	9,390,312
6.358% (SOFR + 1.020%) due 12/20/72 §	3,157,576	3,165,202
6.464% (SOFR + 1.465%) due 04/20/67 §	4,157,111	4,166,864
Great Hall Mortgages No. 1 PLC (United Kingdom) 5.812% (SOFR + 0.392%) due 06/18/39 § ~	867,366	861,319
GreenPoint Mortgage Funding Trust 6.010% (SOFR + 0.654%) due 11/25/45 §	17,476	15,373
GS Mortgage-Backed Securities Corp. Trust 2.500% due 06/25/52 § ~	6,094,459	5,014,637
HarborView Mortgage Loan Trust 5.630% (SOFR + 0.434%) due 05/25/38 §	617,508	491,123
Impac CMB Trust 6.010% (SOFR + 0.384%) due 05/25/35 §	21,177	19,401
IndyMac ARM Trust 5.545% due 01/25/32 § Ω ±	5,747	5,280
JP Morgan Alternative Loan Trust
5.830% (SOFR + 0.474%) due 05/25/36 §	1,712,798	1,344,476
6.000% due 12/27/36 ~	862,799	458,312

	Principal Amount	Value
JP Morgan Mortgage Trust
4.114% due 12/26/37 § ~	$3,028,489	$2,582,456
5.770% (SOFR + 0.414%) due 10/25/35 §	975,157	697,715
Legacy Mortgage Asset Trust 5.882% due 10/25/59 § ~	4,931,985	4,931,662
Lehman Mortgage Trust 5.750% due 02/25/37	4,911,039	3,234,013
MASTR Adjustable Rate Mortgages Trust 5.874% due 04/21/34 § Ω ±	6,636	6,232
MASTR Alternative Loan Trust 5.870% (SOFR + 0.514%) due 03/25/36 §	689,348	75,255
Merrill Lynch Mortgage Investors Trust 4.407% due 06/25/35 §	12,677	12,045
Metlife Securitization Trust 3.750% due 03/25/57 § ~	4,191,307	4,005,780
New Residential Mortgage Loan Trust
3.000% due 03/25/52 § ~	6,172,852	5,293,576
3.500% due 12/25/57 § ~	3,453,150	3,305,520
6.864% due 10/25/63 § ~	4,151,246	4,217,033
OBX Trust
6.120% due 11/25/62 § ~	4,415,040	4,441,797
6.120% (SOFR + 0.764%) due 06/25/57 § ~	3,400,397	3,251,290
PHH Alternative Mortgage Trust 5.790% (SOFR + 0.434%) due 02/25/37 §	6,348,643	4,694,552
PRKCM Trust 5.335% due 08/25/57 § ~	3,942,564	3,887,929
RBSSP Resecuritization Trust 6.250% due 12/26/36 § ~	632,620	226,348
Reperforming Loan REMIC Trust 5.810% (SOFR + 0.454%) due 06/25/35 § ~	743,384	697,911
Residential Asset Securitization Trust (IO) 0.000% (4.836% - SOFR) due 11/25/35 §	1,601,586	126,899
Resloc UK PLC (United Kingdom) 4.085% (EURIBOR + 0.160%) due 12/15/43 § ~	EUR 1,582,876	1,684,251
RFMSI Trust 5.091% due 09/25/35 §	$359,743	240,028
Ripon Mortgages PLC (United Kingdom) 5.920% (SONIA + 0.700%) due 08/28/56 § ~	GBP 6,907,013	8,803,990
RMAC Securities No. 1 PLC (United Kingdom) 5.809% (SONIA + 0.589%) due 06/12/44 § ~	3,293,359	3,963,307
Seasoned Credit Risk Transfer Trust 12.415% due 09/25/60 § ~	$2,988,133	2,105,160
Sequoia Mortgage Trust 6.172% (SOFR + 0.814%) due 07/20/33 §	186,981	170,513
Structured Adjustable Rate Mortgage Loan Trust 4.351% due 01/25/35 §	48,498	47,813
Structured Asset Mortgage Investments II Trust
5.890% (SOFR + 0.534%) due 05/25/36 §	383,286	258,103
5.930% (SOFR + 0.574%) due 02/25/36 §	540,572	422,332
5.970% (SOFR + 0.614%) due 07/19/35 §	54,709	50,609
6.030% (SOFR + 0.674%) due 02/25/36 §	330,425	271,442
Structured Asset Mortgage Investments Trust 6.130% (SOFR + 0.774%) due 09/19/32 §	11,082	10,635

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Principal Amount	Value
Structured Asset Securities Corp. Trust 5.750% due 04/25/35	$2,258,855	$1,297,441
Suntrust Alternative Loan Trust (IO) 0.000% (4.986% - SOFR) due 12/25/35 §	1,869,591	64,974
Towd Point Mortgage Funding (United Kingdom) 6.571% (SONIA + 1.350%) due 07/20/45 § ~	GBP 15,296,232	19,529,417
Towd Point Mortgage Funding PLC (United Kingdom) 6.365% (SONIA + 1.144%) due 10/20/51 § ~	5,987,075	7,643,300
Towd Point Mortgage Trust 3.750% due 07/25/62 § ~	$4,013,991	3,764,965
UWM Mortgage Trust
2.500% due 11/25/51 § ~	9,543,969	8,018,663
2.500% due 12/25/51 § ~	6,099,069	5,023,595
Verus Securitization Trust
4.260% due 02/25/67 § ~	3,611,703	3,339,986
5.850% due 12/25/67 § ~	4,362,942	4,362,444
Wachovia Mortgage Loan Trust LLC Trust 6.238% due 05/20/36 § Ω ±	38,286	36,268
WaMu Mortgage Pass-Through Certificates Trust
4.592% due 01/25/36 §	296,248	268,438
6.010% (SOFR + 0.654%) due 12/25/45 §	16,108	15,684
6.050% (SOFR + 0.694%) due 10/25/45 §	15,795	15,030
Washington Mutual Mortgage Pass-Through Certificates Trust
5.842% (US FED + 0.830%) due 11/25/46 §	854,984	699,755
6.000% due 07/25/36	1,120,142	863,718
Washington Mutual Mortgage Pass-Through Certificates Trust (IO)
0.000% (4.836% - SOFR) due 11/25/35 §	1,925,707	115,210
0.000% (4.736% - SOFR) due 11/25/35 §	6,200,964	250,782
Washington Mutual MSC Mortgage Pass-Through Certificates Trust 4.975% due 02/25/33 § Ω ±	1,627	1,567

		205,162,015

Fannie Mae - 50.3%

due 01/01/54 #	26,300,000	22,377,602
due 01/01/54 #	26,900,000	23,799,145
due 01/01/54 #	6,075,632	5,746,931
due 01/01/54 #	177,000,000	175,133,204
due 01/01/54 #	88,219,000	88,604,958
due 02/01/54 #	137,600,000	121,867,376
due 02/01/54 #	131,700,000	120,958,219
due 02/01/54 #	119,715,383	113,341,475
due 02/01/54 #	105,500,000	102,339,122
due 02/01/54 #	22,000,000	21,950,977
due 02/01/54 #	74,981,000	75,320,758
due 02/01/54 #	24,000,000	24,370,312
due 03/01/54 #	40,000,000	35,470,313
3.000% due 04/01/27 - 06/01/52	41,217,718	36,527,485
3.000% due 08/01/52	27,241,752	24,105,406
3.000% due 09/01/52	51,653,976	45,724,266
3.500% due 05/01/33 - 08/01/52	12,582,881	11,853,546
3.995% (UST + 1.695%) due 02/01/33 §	127,313	127,315
4.000% due 06/01/24 - 10/01/52	5,780,339	5,546,410
4.050% (UST + 1.925%) due 02/01/33 §	1,773	1,753

	Principal Amount	Value
4.162% (US FED + 1.272%) due 03/01/33 §	$68,004	$66,058
4.197% (UST + 2.025%) due 01/01/34 §	3,340	3,409
4.310% (RFUCC + 1.684%) due 03/01/33 §	1,631	1,625
4.378% (UST + 2.068%) due 03/01/34 §	1,910	1,882
4.440% (US FED + 1.255%) due 05/01/36 §	7,022	6,805
4.500% due 04/01/24 - 09/01/53	12,666,070	12,294,958
4.597% (US FED + 1.255%) due 05/01/36 §	238,159	230,748
4.625% (US FED + 1.259%) due 05/01/36 §	5,345	5,269
4.663% (RFUCC + 1.413%) due 07/01/33 §	6,818	6,700
4.691% (RFUCC + 1.373%) due 09/01/35 §	31,606	31,214
4.830% (RFUCC + 1.455%) due 04/01/35 §	61,174	60,406
5.000% due 05/01/25 - 07/01/53	31,079,136	30,790,964
5.055% (UST + 2.055%) due 04/01/34 §	39,598	39,566
5.500% due 09/01/24 - 07/01/53	2,298,989	2,357,521
5.505% (RFUCC + 1.255%) due 07/01/35 §	116,065	115,171
5.558% (RFUCC + 1.314%) due 08/01/35 §	92,873	91,759
5.585% (RFUCC + 1.335%) due 12/01/34 §	157,011	155,526
5.624% (US FED + 1.738%) due 09/01/34 §	19,283	19,245
5.645% (RFUCC + 1.395%) due 12/01/34 §	1,424	1,408
5.663% (RFUCC + 1.538%) due 01/01/36 §	5,080	5,024
6.000% due 02/01/24 - 10/01/53	1,178,427	1,224,833
6.000% (RFUCC + 2.250%) due 06/01/34 §	1,620	1,603
6.021% (UST + 2.360%) due 11/01/34 §	640,167	659,296
6.090% (RFUCC + 1.840%) due 09/01/35 §	13,873	13,880
6.129% (US FED + 1.200%) due 08/01/42 - 10/01/44 §	337,023	325,484
6.500% due 09/01/28 - 09/01/53	8,737,797	8,961,572
7.230% (RFUCC + 1.605%) due 08/01/36 §	16,469	16,500
7.290% (RFUCC + 1.550%) due 09/01/33 §	8,356	8,403
7.500% due 01/01/33	6,081	6,259
8.000% due 05/01/30	862	867

		1,112,670,528

Freddie Mac - 5.1%
3.000% due 04/01/52 - 08/01/52	24,423,125	21,613,045
3.500% due 08/01/27 - 08/01/52	8,236,056	7,658,725
4.000% due 11/01/33 - 10/01/52	5,071,834	4,829,886
4.000% due 09/01/52	25,508,979	24,137,089
4.500% due 06/01/52 - 09/01/52	1,999,802	1,940,185
4.583% (UST + 2.249%) due 03/01/32 §	9,703	9,582
4.624% (UST + 2.249%) due 03/01/32 §	13,142	13,034
5.000% due 12/01/52 - 09/01/53	51,527,557	51,061,903
5.500% due 12/01/24 - 05/01/40	1,954,584	2,014,400
5.585% (RFUCC + 1.345%) due 09/01/35 §	60,564	61,287

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Principal Amount	Value
6.000% due 05/01/29	$3,222	$3,307
6.000% (UST + 2.250%) due 07/01/32 §	5,500	5,459
6.262% (UST + 2.137%) due 01/01/28 §	1,828	1,806
7.000% due 10/01/37	9,407	9,721

		113,359,429

Government National Mortgage Association - 0.4%
due 01/20/54 #	4,900,000	4,149,879
2.750% (UST + 1.500%) due 10/20/24 - 12/20/32 §	59,445	58,323
3.000% (UST + 1.500%) due 10/20/24 - 12/20/26 §	1,715	1,690
3.500% (UST + 1.500%) due 11/20/24 §	981	972
3.500% (UST + 2.000%) due 11/20/24 §	2,087	2,067
3.625% (UST + 1.500%) due 01/20/24 - 03/20/33 §	141,930	140,113
3.875% (UST + 1.500%) due 04/20/24 - 06/20/32 §	72,837	72,076
4.000% (UST + 1.500%) due 06/20/25 - 09/20/30 §	7,936	7,792
4.000% due 03/15/44 - 09/15/49	709,302	681,917
4.125% (UST + 2.000%) due 03/20/29 §	16,177	16,061
5.000% due 05/15/33 - 07/20/49	4,237,641	4,323,565
6.000% due 06/15/38 - 09/15/38	2,143	2,191
7.500% due 07/15/31 - 12/15/31	10,303	10,865
8.000% due 12/15/29 - 08/15/32	105,547	107,538
8.500% due 09/15/29 - 12/15/30	90,757	90,918

		9,665,967

Total Mortgage-Backed Securities (Cost $1,615,286,966)		1,606,051,468

ASSET-BACKED SECURITIES - 15.7%

Automobile Sequential - 1.1%

Ally Auto Receivables Trust 5.760% due 11/15/26	4,600,000	4,606,927
BMW Vehicle Lease Trust 5.950% due 08/25/25	4,300,000	4,313,093
BMW Vehicle Owner Trust 5.593% due 07/25/24	735,835	735,909
CarMax Auto Owner Trust 5.720% due 11/16/26	3,500,000	3,508,393
GLS Auto Receivables Issuer Trust 3.550% due 01/15/26 ~	1,092,747	1,088,967
GM Financial Consumer Automobile Receivables Trust 5.560% due 07/16/24	405,406	405,433
Hyundai Auto Receivables Trust 5.581% due 07/15/24	763,826	763,877
Santander Drive Auto Receivables Trust 6.310% due 07/15/27	4,300,000	4,316,768
Tesla Auto Lease Trust 5.860% due 08/20/25 ~	2,400,000	2,404,949
Toyota Auto Loan Extended Note Trust 4.930% due 06/25/36 ~	2,400,000	2,424,943

		24,569,259

Credit Card Bullet - 0.3%

Discover Card Execution Note Trust 6.076% (SOFR + 0.714%) due 12/15/26 §	6,600,000	6,611,202

	Principal Amount	Value

Home Equity Other - 1.6%

ABFC Trust 6.295% (SOFR + 0.939%) due 07/25/35 §	$4,214,581	$3,889,217
Asset-Backed Securities Corp. Home Equity Loan Trust 6.490% (SOFR + 1.134%) due 07/25/35 §	1,805,403	1,720,417
Citigroup Mortgage Loan Trust, Inc.
5.770% (SOFR + 0.414%) due 12/25/36 §	8,608,366	3,439,442
5.790% (SOFR + 0.434%) due 12/25/36 § ~	1,765,151	986,038
GSAA Home Equity Trust 5.810% (SOFR + 0.454%) due 09/25/36 §	8,361,792	1,873,845
Home Equity Asset Trust 6.250% (SOFR + 0.894%) due 10/25/34 §	1,062,873	1,049,992
Imc Home Equity Loan Trust 5.432% due 08/20/29 § Ω ±	328	314
IXIS Real Estate Capital Trust 5.670% (SOFR + 0.314%) due 01/25/37 §	10,204,452	3,648,273
Mastr Asset-Backed Securities Trust 5.970% (SOFR + 0.614%) due 04/25/36 §	7,085,825	1,685,272
Morgan Stanley ABS Capital I, Inc. Trust
5.530% (SOFR + 0.174%) due 05/25/37 §	136,145	115,240
5.650% (SOFR + 0.294%) due 03/25/37 §	2,267,432	971,403
5.650% (SOFR + 0.294%) due 05/25/37 §	5,954,029	5,054,768
5.720% (SOFR + 0.364%) due 03/25/37 §	3,796,630	1,627,389
Morgan Stanley Capital I, Inc. Trust 5.830% (SOFR + 0.474%) due 03/25/36 §	1,427,121	1,129,593
Option One Mortgage Loan Trust
5.610% (SOFR + 0.254%) due 02/25/37 §	4,089,588	2,652,872
5.690% (SOFR + 0.334%) due 02/25/37 §	11,426,610	5,635,895
Renaissance Home Equity Loan Trust 4.156% (SOFR + 0.994%) due 08/25/33 §	135,660	123,807
Terwin Mortgage Trust 5.890% (SOFR + 0.534%) due 04/25/37 § ~ Ω ±	127,557	119,943

		35,723,720

Other Asset-Backed Securities - 12.7%

ACAS CLO Ltd. (Cayman) 6.547% (SOFR + 1.152%) due 10/18/28 § ~	4,549,703	4,543,881
Ares XL CLO Ltd. (Cayman) 6.526% (SOFR + 1.132%) due 01/15/29 § ~	3,463,888	3,456,724
Argent Securities, Inc. Asset-Backed Pass-Through Certificates 6.230% (SOFR + 0.874%) due 02/25/36 §	1,499,685	1,163,110
Avoca CLO XVII DAC (Netherlands) 4.785% (EURIBOR + 0.820%) due 10/15/32 § ~	EUR 6,000,000	6,542,228

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Principal Amount	Value
Benefit Street Partners CLO XVI Ltd. (Cayman) 6.694% (SOFR + 1.292%) due 01/17/32 § ~	$7,000,000	$7,000,050
Benefit Street Partners CLO XVII Ltd. (Cayman) 6.736% (SOFR + 1.342%) due 07/15/32 § ~	7,000,000	6,970,308
BSPDF Issuer Ltd. (Cayman) 6.676% (SOFR + 1.314%) due 10/15/36 § ~	6,925,417	6,821,778
Catamaran CLO Ltd. (Cayman) 6.774% (SOFR + 1.362%) due 04/22/30 § ~	6,076,207	6,075,494
CIFC Funding Ltd. (Cayman) 6.627% (SOFR + 1.212%) due 04/20/30 § ~	627,465	627,019
Countrywide Asset-Backed Certificates 6.370% (SOFR + 1.014%) due 03/25/47 § ~	1,271,626	972,281
CVC Cordatus Loan Fund XI DAC (Ireland) 4.615% (EURIBOR + 0.650%) due 10/15/31 § ~	EUR 6,086,834	6,618,605
CWABS Asset-Backed Certificates Trust
5.610% (SOFR + 0.254%) due 06/25/47 §	$4,370,928	3,935,073
5.700% (SOFR + 0.344%) due 10/25/47 §	194,030	190,473
5.750% (SOFR + 0.394%) due 03/25/37 §	1,960,694	1,877,229
DLLAD LLC 5.190% due 04/20/26 ~	3,422,987	3,412,417
Dryden 52 Euro CLO DAC (Ireland) 4.862% (EURIBOR + 0.860%) due 05/15/34 § ~	EUR 5,589,931	6,077,528
Elmwood CLO VII Ltd. (Cayman) 7.054% (SOFR + 1.630%) due 01/17/34 § ~	$3,000,000	3,005,231
FBR Securitization Trust 6.235% (SOFR + 0.879%) due 09/25/35 §	27,034,008	26,181,172
First Franklin Mortgage Loan Trust 5.780% (SOFR + 0.424%) due 10/25/36 §	13,900,000	11,012,617
Golub Capital Partners CLO 26B Ltd. (Cayman) 6.697% (SOFR + 1.282%) due 04/20/31 § ~	4,495,893	4,501,653
Halseypoint CLO II Ltd. (Cayman) 6.777% (SOFR + 1.362%) due 07/20/31 § ~	6,059,264	6,051,727
Harvest CLO XI DAC (Ireland) 4.566% (EURIBOR + 0.650%) due 06/26/30 § ~	EUR 3,837,164	4,178,592
Home Equity Mortgage Loan Asset-Backed Trust 5.790% (SOFR + 0.434%) due 04/25/37 §	$3,274,356	2,805,547
HSI Asset Securitization Corp. Trust 5.965% (SOFR + 0.609%) due 02/25/36 §	409,565	381,421
JP Morgan Mortgage Acquisition Trust 5.905% (SOFR + 0.549%) due 05/25/36 §	8,963,120	8,426,715
KKR CLO 11 Ltd. (Cayman) 6.836% (SOFR + 1.442%) due 01/15/31 § ~	3,824,831	3,824,987
KKR CLO 21 Ltd. (Cayman) 6.656% (SOFR + 1.262%) due 04/15/31 § ~	1,996,957	1,994,046
Kubota Credit Owner Trust 5.610% due 07/15/26 ~	3,500,000	3,512,187

	Principal Amount	Value
LCCM CLO Trust 6.676% (SOFR + 1.314%) due 12/13/38 § ~	$7,960,158	$7,700,131
LCM CLO XIII LP (Cayman) 6.528% (SOFR + 1.132%) due 07/19/27 § ~	1,216,388	1,217,516
LCM CLO XXIV Ltd. (Cayman) 6.657% (SOFR + 1.242%) due 03/20/30 § ~	479,330	479,429
LCM CLO XXV Ltd. (Cayman) 6.516% (SOFR + 1.100%) due 07/20/30 § ~	4,368,686	4,354,560
Lehman ABS Mortgage Loan CLO Trust 5.560% (SOFR + 0.204%) due 06/25/37 § ~	766,129	489,657
LFT CRE CLO Ltd. 6.646% (SOFR + 1.284%) due 06/15/39 § ~	7,000,000	6,889,456
Magnetite CLO XVIII Ltd. (Cayman) 6.521% (SOFR + 1.142%) due 11/15/28 § ~	3,796,250	3,797,978
Magnetite CLO XXV Ltd. (Cayman) 6.840% (SOFR + 1.462%) due 01/25/32 § ~	3,095,000	3,099,870
Marathon Static CLO Ltd. (Cayman) 7.166% (SOFR + 1.750%) due 07/20/30 § ~	4,312,091	4,306,838
Marble Point CLO X Ltd. (Cayman) 6.696% (SOFR + 1.302%) due 10/15/30 § ~	5,067,925	5,078,090
Merrill Lynch Mortgage Investors Trust 6.220% (SOFR + 0.864%) due 09/25/35 §	906,803	878,590
MKS CLO Ltd. (Cayman) 6.677% (SOFR + 1.262%) due 07/20/30 § ~	3,129,960	3,126,728
Morgan Stanley ABS Capital I, Inc. Trust 5.690% (SOFR + 0.334%) due 11/25/36 §	5,239,958	2,443,767
Nelnet Student Loan Trust
6.640% due 02/20/41 ~	2,029,537	2,035,645
7.538% (SOFR + 2.200%) due 02/20/41 § ~	2,029,537	2,010,623
OZLM VI Ltd. (Cayman) 6.744% (SOFR + 1.342%) due 04/17/31 § ~	5,666,141	5,663,547
OZLM VIII Ltd. (Cayman) 6.644% (SOFR + 1.242%) due 10/17/29 § ~	4,449,432	4,446,869
Pagaya AI Debt Trust 6.664% due 03/15/30 § ~	967,790	970,609
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates 6.295% (SOFR + 0.939%) due 07/25/35 §	6,700,000	6,026,740
RAAC Trust 6.120% (SOFR + 0.764%) due 06/25/47 §	1,357,442	1,313,196
Rad CLO Ltd. (Cayman) 6.964% (SOFR + 1.590%) due 01/25/33 § ~	3,000,000	2,986,054
Saranac CLO VI Ltd. (Jersey) 6.781% (SOFR + 1.402%) due 08/13/31 § ~	6,471,241	6,472,248
Saranac CLO VII Ltd. (Jersey) 6.859% (SOFR + 1.492%) due 11/20/29 § ~	860,972	862,180

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Principal Amount	Value
Saxon Asset Securities Trust 6.130% (SOFR + 0.774%) due 10/25/35 §	$2,067,423	$1,939,532
Securitized Asset-Backed Receivables LLC Trust 6.130% (SOFR + 0.774%) due 08/25/35 §	3,423,128	2,734,441
Sound Point CLO XVI Ltd. (Cayman) 6.620% (SOFR + 1.242%) due 07/25/30 § ~	4,243,124	4,238,128
Sound Point CLO XVII Ltd. (Cayman) 6.657% (SOFR + 1.242%) due 10/20/30 § ~	3,963,736	3,957,528
Soundview Home Loan Trust 5.580% (SOFR + 0.224%) due 02/25/37 §	1,357,247	376,049
Stratus CLO Ltd. (Cayman) 6.577% (SOFR + 1.162%) due 12/28/29 § ~	4,922,378	4,896,098
Structured Asset Investment Loan Trust 6.090% (SOFR + 0.734%) due 01/25/36 §	4,254,400	3,916,752
Structured Asset Securities Corp. Mortgage Loan Trust
5.740% (SOFR + 0.384%) due 03/25/36 §	1,210,982	1,120,544
5.810% (SOFR + 0.454%) due 12/25/36 § Ω ±	153,815	144,101
Symphony CLO Ltd. (Bermuda) 7.002% (SOFR + 1.590%) due 04/25/34 § ~	4,400,000	4,405,420
THL Credit Wind River CLO Ltd. (Cayman)
6.657% (SOFR + 1.262%) due 10/18/30 § ~	2,923,952	2,918,861
6.736% (SOFR + 1.342%) due 07/15/31 § ~	7,000,000	6,978,986
Tikehau CLO DAC (Ireland) 4.844% (EURIBOR + 0.870%) due 08/04/34 § ~	EUR 6,000,000	6,547,124
TRTX Issuer Ltd. (Cayman) 6.988% (SOFR + 1.650%) due 02/15/39 § ~	$6,600,000	6,466,112
Venture XXIX CLO Ltd. (Cayman) 6.631% (SOFR + 1.252%) due 09/07/30 § ~	209,293	208,897
Venture XXVIII CLO Ltd. (Cayman) 6.667% (SOFR + 1.252%) due 07/20/30 § ~	5,762,764	5,737,982
Voya CLO Ltd. (Cayman) 6.614% (SOFR + 1.212%) due 04/17/30 § ~	4,804,409	4,800,806
Wellfleet CLO Ltd. (Cayman) 6.567% (SOFR + 1.152%) due 04/20/29 § ~	1,060,745	1,061,668

		281,259,443

Total Asset-Backed Securities (Cost $361,856,820)		348,163,624

U.S. GOVERNMENT AGENCY ISSUES - 1.5%

Freddie Mac 0.680% due 08/06/25	35,600,000	33,566,449

Total U.S. Government Agency Issues (Cost $35,600,000)		33,566,449

	Principal Amount	Value

U.S. TREASURY OBLIGATIONS - 16.6%

U.S. Treasury Bonds - 12.5%

1.375% due 11/15/40	$25,850,000	$17,132,159
1.875% due 02/15/41 ‡	4,700,000	3,376,944
2.250% due 08/15/49 ‡	2,800,000	1,956,391
2.500% due 02/15/45 ‡	1,300,000	984,902
2.750% due 08/15/42	26,200,000	21,260,891
2.875% due 05/15/43 ‡	5,500,000	4,517,305
2.875% due 08/15/45	22,000,000	17,747,813
3.000% due 02/15/49 ‡	2,050,000	1,668,908
3.125% due 02/15/42 ‡	8,000,000	6,936,875
3.125% due 08/15/44	35,400,000	29,989,055
3.250% due 05/15/42	72,200,000	63,376,121
3.375% due 05/15/44	26,300,000	23,191,668
3.625% due 02/15/44	13,500,000	12,374,648
3.750% due 11/15/43	20,900,000	19,540,684
3.875% due 05/15/43	13,400,000	12,765,333
4.250% due 05/15/39 ‡	4,900,000	5,050,063
4.375% due 11/15/39	20,700,000	21,566,467
4.500% due 08/15/39	7,700,000	8,146,318
4.625% due 02/15/40 ‡	5,500,000	5,889,604

		277,472,149

U.S. Treasury Inflation Protected Securities - 3.8%

0.125% due 10/15/24 ^ ‡	1,079,289	1,055,845
0.125% due 07/15/31 ^	16,300,890	14,500,467
0.125% due 01/15/32 ^	4,883,692	4,291,976
0.125% due 02/15/51 ^	6,617,912	4,102,760
0.125% due 02/15/52 ^	1,326,300	814,318
0.250% due 01/15/25 ^ ‡	10,521,981	10,214,015
0.250% due 02/15/50 ^	3,231,198	2,109,392
0.500% due 04/15/24 ^ ‡	1,341,912	1,325,018
0.625% due 07/15/32 ^	20,225,945	18,490,062
0.750% due 02/15/45 ^	7,316,848	5,727,284
0.875% due 02/15/47 ^	2,421,702	1,910,780
1.000% due 02/15/46 ^	1,168,659	957,124
1.000% due 02/15/48 ^	12,601,669	10,180,512
1.000% due 02/15/49 ^	1,711,780	1,379,637
1.250% due 04/15/28 ^	7,681,050	7,455,756

		84,514,946

U.S. Treasury Notes - 0.0%

2.250% due 08/15/27 ‡	20,000	18,867

U.S. Treasury Strip Coupons - 0.3%

due 02/15/42	12,200,000	5,523,616

Total U.S. Treasury Obligations (Cost $423,781,010)		367,529,578

FOREIGN GOVERNMENT BONDS & NOTES - 2.5%

Brazil Letras do Tesouro Nacional (Brazil)
0.000% due 01/01/24	BRL 4,300,000	885,211
10.372% due 07/01/24	18,400,000	3,605,030
Chile Government (Chile) 3.500% due 01/31/34	$7,000,000	6,257,384
Hydro-Quebec (Canada) 8.625% due 06/15/29	1,000,000	1,183,488
Italy Buoni Poliennali Del Tesoro (Italy) 1.300% due 05/15/28 ^ ~	EUR 5,940,576	6,561,235
Korea Development Bank (Republic of Korea) 6.072% (SOFR + 0.700%) due 10/23/26 §	$900,000	904,442

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Principal Amount	Value
Mexican Bonos (Mexico)
8.500% due 03/01/29	MXN 96,000,000	$5,507,181
8.500% due 05/31/29	45,000,000	2,594,847
Mexico Udibonos (Mexico)
2.750% due 11/27/31 ^	96,993,486	5,037,470
3.000% due 12/03/26 ^	28,874,706	1,579,224
4.000% due 11/30/28 ^	57,669,647	3,318,367
Romanian Government (Romania) 3.000% due 02/27/27 ~	$6,500,000	6,066,418
Saudi Government (Saudi Arabia) 4.875% due 07/18/33 ~	5,000,000	5,113,300
State of Israel (Israel) 3.800% due 05/13/60 ~	9,000,000	6,479,640

Total Foreign Government Bonds & Notes (Cost $57,826,593)		55,093,237

SHORT-TERM INVESTMENTS - 0.9%

Commercial Paper - 0.5%

AT&T, Inc. 6.026% due 03/19/24 ~	5,800,000	5,727,011
Southern California Edison Co. 12.067% due 01/02/24 ~	4,500,000	4,497,192

		10,224,203

Foreign Government Issues - 0.0%

Argentina Treasury Bond BONCER Ω (Argentina) 3.750% due 05/20/24	ARS 1,684,000	4,290

Repurchase Agreements - 0.4%

Fixed Income Clearing Corp. 4.950% due 01/02/24 (Dated 12/29/23, repurchase price of $8,919,768; collateralized by U.S. Treasury Notes: 3.500% due 04/30/30 and value $9,093,181)	$8,914,865	8,914,865

Total Short-Term Investments (Cost $19,144,995)		19,143,358

TOTAL INVESTMENTS - 145.6% (Cost $3,338,534,155)		3,221,958,570

TOTAL SECURITIES SOLD SHORT - (0.8%) (Proceeds $16,750,566)		(17,744,344)

DERIVATIVES - (0.5%)		(12,868,785)

OTHER ASSETS & LIABILITIES, NET - (44.3%)		(978,986,131)

NET ASSETS - 100.0%		$2,212,359,310

Notes to Schedule of Investments

(a)	As of December 31, 2023, the Fund’s composition as a percentage of net assets was as follows:

Mortgage-Backed Securities	72.6%
Corporate Bonds & Notes	35.8%
U.S. Treasury Obligations	16.6%
Asset-Backed Securities	15.7%
Others (each less than 3.0%)	4.9%

	145.6%
Derivatives	(0.5%	)
Securities Sold Short	(0.8%	)
Other Assets & Liabilities, Net	(44.3%	)

	100.0%

(b)	As of December 31, 2023, investments with a total aggregate value of $1,181,389 or 0.1% of the Fund’s net assets was determined by a valuation committee established under the Valuation Policy.

(c)	As of December 31, 2023, investments with a total aggregate value of $2,003,669 or 0.1% of the Fund’s net assets were in default.

(d)

As of December 31, 2023, investments with a total aggregate value of $19,046,445 were fully or partially segregated with the broker(s)/custodian as collateral for open futures contracts, forward foreign currency contracts, option contracts, swap agreements and delayed delivery securities (including sale-buyback financing transactions).

(e)

As of December 31, 2023, the average amount of borrowings by the Fund on reverse repurchase agreements during the year was $40,136,986 at a weighted average interest rate of 4.8%. As of December 31, 2023, the average amount of borrowings by the Fund on sale-buyback financing transactions during the year was $21,214,296 at a weighted average interest rate of 0.7%.

(f)	As of December 31, 2023, securities sold short outstanding were as follows:

Description	Principal Amount	Value
Mortgage-Backed Securities - (0.8%)

Fannie Mae
2.000% due 01/16/54	$16,800,000	($13,734,000)
2.000% due 02/13/54	4,900,000	(4,010,344)

Total Securities Sold Short (Proceeds $16,750,566)		($17,744,344)

(g)	As of December 31, 2023, open futures contracts outstanding were as follows:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
CBOT 5 Year U.S. Treasury Notes	03/24	1,699	$180,595,727	$184,806,071	$4,210,344
CME 3 Month USD SOFR	03/24	507	122,512,402	119,959,369	(2,553,033)
CME 3 Month USD SOFR	09/24	998	236,627,177	238,235,075	1,607,898
Eurex 5 Year Euro BOBL	03/24	150	19,431,602	19,751,876	320,274
MSE 10 Year Canada Treasury Notes	03/24	195	17,690,473	18,274,858	584,385

					4,169,868

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

Short Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
CBOT 2 Year U.S. Treasury Notes	03/24	595	$121,339,346	$122,518,867	( $ 1,179,521)
CBOT 10 Year U.S. Treasury Notes	03/24	1,299	142,010,463	146,644,922	(4,634,459)
CBOT U.S. Long Bond	03/24	18	2,082,489	2,248,875	(166,386)
CBOT Ultra 10 Year U.S. Treasury Notes	03/24	1,684	191,055,442	198,738,312	(7,682,870)
CME 3 Month USD SOFR	12/24	998	237,371,135	239,282,975	(1,911,840)
Eurex 10 Year Euro BUND	03/24	255	37,461,284	38,628,430	(1,167,146)
TSE Japanese 10 Year Bond	03/24	33	34,056,796	34,336,383	(279,587)

					(17,021,809)

Total Futures Contracts					($12,851,941)

(h)	As of December 31, 2023, forward foreign currency contracts outstanding were as follows:

Currency Purchased		Currency Sold		Settlement Month	Counterparty	Unrealized Appreciation	Unrealized Depreciation
AUD	1,489,000	USD	1,018,465	01/24	BNP	$–	($3,589)
AUD	7,351,444	USD	4,862,282	01/24	BOA	148,337	–
AUD	22,734,945	USD	15,074,746	01/24	HSB	421,003	–
AUD	18,378,611	USD	12,193,602	01/24	UBS	332,945	–
BRL	9,402,108	USD	1,928,000	01/24	BNP	7,546	–
BRL	12,100,000	USD	2,494,177	01/24	GSC	–	(3,235)
BRL	27,543,457	USD	5,632,079	01/24	JPM	38,099	–
BRL	17,820,725	USD	3,655,009	04/24	JPM	–	(16,549)
BRL	9,439,209	USD	1,918,928	04/24	JPM	8,276	–
CAD	7,212,000	USD	5,303,708	01/24	BNP	139,721	–
EUR	1,705,000	USD	1,871,795	01/24	BNP	10,874	–
IDR	4,791,821,108	USD	310,889	03/24	BNP	306	–
IDR	6,425,863,956	USD	418,514	03/24	GSC	–	(1,200)
IDR	25,251,051,889	USD	1,638,721	03/24	GSC	1,155	–
IDR	47,119,896,115	USD	3,056,679	03/24	HSB	3,424	–
IDR	38,685,749,324	USD	2,505,716	03/24	JPM	6,649	–
IDR	21,352,637,062	USD	1,388,226	03/24	MSC	–	(1,524)
IDR	4,193,448,586	USD	273,697	03/24	SCB	–	(1,362)
INR	734,229,067	USD	8,788,847	02/24	JPM	14,030	–
MXN	3,144,000	USD	179,993	01/24	CIT	4,331	–
MXN	67,064,000	USD	3,872,096	01/24	GSC	59,696	–
MXN	71,306,000	USD	4,158,195	01/24	UBS	22,294	–
THB	161,194	USD	4,651	03/24	BRC	102	–
THB	371,444,462	USD	10,746,260	03/24	SCB	208,488	–
TRY	23,567,049	USD	792,779	01/24	BRC	–	(400)
TRY	7,233,524	USD	237,374	02/24	BRC	–	(953)
TRY	32,197,394	USD	1,054,822	02/24	JPM	–	(3,455)
TRY	80,017,487	USD	2,547,259	03/24	BRC	–	(25,554)
TRY	60,752,378	USD	1,923,000	03/24	BRC	22,908	–
TRY	18,684,080	USD	594,896	03/24	GSC	–	(5,360)
TRY	126,945,550	USD	3,943,660	04/24	BRC	–	(48,811)
TWD	63,332,641	USD	2,010,228	03/24	BNP	87,577	–
TWD	34,381,482	USD	1,089,228	03/24	SCB	49,610	–
USD	4,342,360	BRL	22,000,000	01/24	GSC	–	(186,626)
USD	1,918,928	BRL	9,343,262	01/24	JPM	–	(4,503)
USD	3,655,009	BRL	17,642,726	01/24	JPM	23,024	–
USD	2,584,240	BRL	12,800,000	07/24	GSC	–	(4,554)
USD	1,127,260	BRL	5,600,000	07/24	JPM	–	(5,338)
USD	7,629,253	CAD	10,348,608	01/24	UBS	–	(181,607)
USD	143,482	CNH	1,034,620	03/24	JPM	–	(2,552)
USD	493,904	DKK	3,348,396	01/24	BNP	–	(2,103)
USD	654,354	DKK	4,435,954	01/24	GSC	–	(2,757)
USD	2,789,694	EUR	2,554,000	01/24	BNP	–	(30,445)
USD	1,285,566	EUR	1,171,000	01/24	CIT	–	(7,458)
USD	2,126,838	EUR	1,937,000	01/24	HSB	–	(12,006)
USD	66,611,178	EUR	60,604,000	01/24	MSC	–	(308,045)
USD	9,066,409	GBP	7,147,738	01/24	BNP	–	(44,757)
USD	2,381,287	GBP	1,874,817	01/24	BOA	–	(8,528)
USD	49,145,871	GBP	38,834,445	01/24	UBS	–	(356,091)
USD	9,206,206	IDR	141,700,078,279	03/24	MSC	3,793	–
USD	1,767,638	JPY	260,200,000	01/24	BNP	–	(78,915)

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

Currency Purchased		Currency Sold		Settlement Month	Counterparty	Unrealized Appreciation	Unrealized Depreciation
USD	1,213,922	JPY	179,137,255	01/24	BOA	$–	( $ 57,356)
USD	1,596,291	JPY	227,500,000	01/24	HSB	–	(18,202)
USD	461,565	JPY	68,048,020	01/24	MSC	–	(21,349)
USD	371,418	MXN	6,702,000	01/24	BRC	–	(21,503)
USD	5,177,093	MXN	91,908,427	01/24	CIT	–	(211,263)
USD	11,087,597	MXN	194,491,310	01/24	GSC	–	(314,933)
USD	546,829	MXN	9,680,436	01/24	UBS	–	(20,711)
USD	1,381,933	PEN	5,202,426	03/24	CIT	–	(21,045)
USD	8,680,131	SGD	11,489,889	03/24	DUB	–	(56,759)
USD	22,283	TRY	658,000	01/24	SCB	–	(45)
USD	22,267	TRY	680,542	02/24	GSC	–	(59)
USD	864,374	TWD	27,474,809	02/24	BNP	–	(43,346)
USD	2,272,070	TWD	70,640,928	03/24	JPM	–	(67,811)

Total Forward Foreign Currency Contracts						$1,614,188	($2,202,659)

(i)	As of December 31, 2023, purchased options outstanding were as follows:

Foreign Currency Options

Description	Exercise Price	Expiration Date	Counter- party	Notional Amount	Cost	Value
Put - GBP versus USD	GBP 1.20	09/26/24	GSC	GBP 5,700,000	$188,046	$60,384

Interest Rate Swaptions

Description	Pay/Receive Floating Rate	Floating Rate Index	Exercise Rate	Expiration Date	Counter- party	Notional Amount	Cost	Value
Call - 10 Year Interest Rate Swap	Pay	SOFR	3.636%	10/07/24	MSC	$20,300,000	$365,400	$927,395

Put - 1 Year Interest Rate Swap	Receive	SOFR	5.050%	05/28/24	BNP	28,200,000	32,430	8,688
Put - 1 Year Interest Rate Swap	Receive	SOFR	4.975%	05/29/24	GSC	28,200,000	31,020	10,801

							63,450	19,489

Total Interest Rate Swaptions							$428,850	$946,884

Total Purchased Options							$616,896	$1,007,268

(j)	As of December 31, 2023, premiums received, and value of written options outstanding were as follows:

Foreign Currency Options

Description	Exercise Price	Expiration Date	Counter- party	Notional Amount	Premium	Value
Put - GBP versus USD	GBP 1.10	09/26/24	GSC	GBP 11,400,000	$116,845	($25,429)

Interest Rate Swaptions

Description	Pay/Receive Floating Rate	Floating Rate Index	Exercise Rate	Expiration Date	Counter- party	Notional Amount	Premium	Value
Call - 10 Year Interest Rate Swap	Receive	6 Month EURIBOR	2.650%	01/04/24	JPM	EUR 1,800,000	$6,533	($28,395)
Call - 10 Year Interest Rate Swap	Receive	SOFR	3.648%	01/04/24	GSC	$1,900,000	8,645	(30,754)
Call - 10 Year Interest Rate Swap	Receive	SOFR	3.670%	01/04/24	MSC	2,000,000	9,400	(35,876)
Call - 10 Year Interest Rate Swap	Receive	6 Month EURIBOR	2.590%	01/05/24	CIT	EUR 1,300,000	4,786	(14,663)
Call - 10 Year Interest Rate Swap	Receive	SOFR	3.560%	01/05/24	GSC	$1,900,000	9,738	(20,018)
Call - 10 Year Interest Rate Swap	Receive	SOFR	3.594%	01/05/24	GSC	1,900,000	9,500	(24,256)
Call - 5 Year Interest Rate Swap	Receive	6 Month EURIBOR	2.440%	01/08/24	GSC	EUR 2,200,000	5,047	(7,656)
Call - 10 Year Interest Rate Swap	Receive	SOFR	3.455%	01/08/24	MSC	$2,000,000	9,700	(11,318)
Call - 10 Year Interest Rate Swap	Receive	SOFR	3.475%	01/08/24	MSC	1,000,000	4,700	(6,524)
Call - 10 Year Interest Rate Swap	Receive	SOFR	3.494%	01/08/24	BNP	1,000,000	4,587	(7,421)
Call - 10 Year Interest Rate Swap	Receive	6 Month EURIBOR	2.490%	01/12/24	JPM	EUR 1,400,000	5,574	(10,814)
Call - 10 Year Interest Rate Swap	Receive	6 Month EURIBOR	2.330%	01/15/24	MSC	1,300,000	5,501	(3,411)
Call - 10 Year Interest Rate Swap	Receive	6 Month EURIBOR	2.310%	01/18/24	CIT	900,000	3,543	(2,684)
Call - 10 Year Interest Rate Swap	Receive	SOFR	3.285%	01/19/24	GSC	$900,000	3,757	(3,503)
Call - 10 Year Interest Rate Swap	Receive	SOFR	3.288%	01/19/24	BOA	600,000	2,505	(2,374)
Call - 10 Year Interest Rate Swap	Receive	SOFR	3.205%	01/22/24	JPM	1,000,000	4,100	(2,691)
Call - 10 Year Interest Rate Swap	Receive	SOFR	3.215%	01/22/24	GSC	1,800,000	7,290	(5,118)
Call - 10 Year Interest Rate Swap	Receive	SOFR	3.235%	01/22/24	CIT	1,900,000	7,790	(6,025)
Call - 2 Year Interest Rate Swap	Receive	SOFR	3.350%	05/28/24	BNP	14,100,000	32,430	(63,470)
Call - 2 Year Interest Rate Swap	Receive	SOFR	3.195%	05/29/24	GSC	14,100,000	31,020	(52,195)

							176,146	(339,166)

Put - 10 Year Interest Rate Swap	Pay	6 Month EURIBOR	3.030%	01/04/24	JPM	EUR 1,800,000	6,533	(6)
Put - 10 Year Interest Rate Swap	Pay	SOFR	4.120%	01/04/24	MSC	$2,000,000	9,400	(1)

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

Description	Pay/Receive Floating Rate	Floating Rate Index	Exercise Rate	Expiration Date	Counter- party	Notional Amount	Premium	Value
Put - 10 Year Interest Rate Swap	Pay	6 Month EURIBOR	2.960%	01/05/24	CIT	EUR 1,300,000	$4,786	( $ 36)
Put - 10 Year Interest Rate Swap	Pay	SOFR	4.010%	01/05/24	GSC	$1,900,000	9,738	(16)
Put - 10 Year Interest Rate Swap	Pay	SOFR	4.044%	01/05/24	GSC	1,900,000	9,500	(10)
Put - 5 Year Interest Rate Swap	Pay	6 Month EURIBOR	2.860%	01/08/24	GSC	EUR 2,200,000	5,047	(77)
Put - 10 Year Interest Rate Swap	Pay	SOFR	3.955%	01/08/24	MSC	$2,000,000	9,700	(91)
Put - 10 Year Interest Rate Swap	Pay	SOFR	3.975%	01/08/24	MSC	1,000,000	4,700	(36)
Put - 10 Year Interest Rate Swap	Pay	SOFR	3.994%	01/08/24	BNP	1,000,000	4,588	(29)
Put - 10 Year Interest Rate Swap	Pay	6 Month EURIBOR	2.890%	01/12/24	JPM	EUR 1,400,000	5,574	(868)
Put - 10 Year Interest Rate Swap	Pay	6 Month EURIBOR	2.740%	01/15/24	MSC	1,300,000	5,501	(2,336)
Put - 10 Year Interest Rate Swap	Pay	6 Month EURIBOR	2.700%	01/18/24	CIT	900,000	3,543	(2,652)
Put - 10 Year Interest Rate Swap	Pay	SOFR	3.735%	01/19/24	GSC	$900,000	3,757	(1,845)
Put - 10 Year Interest Rate Swap	Pay	SOFR	3.738%	01/19/24	BOA	600,000	2,505	(1,209)
Put - 10 Year Interest Rate Swap	Pay	SOFR	3.655%	01/22/24	JPM	1,000,000	4,100	(3,411)
Put - 10 Year Interest Rate Swap	Pay	SOFR	3.665%	01/22/24	GSC	1,800,000	7,290	(5,822)
Put - 10 Year Interest Rate Swap	Pay	SOFR	3.685%	01/22/24	CIT	1,900,000	7,790	(5,521)

							104,052	(23,966)

Total Interest Rate Swaptions							$280,198	($363,132)

Options on Securities

Description	Exercise Price	Expiration Date	Counter- party	Notional Amount	Premium	Value
Call - Fannie Mae 6.000% due 02/13/54	$101.09	02/06/24	BOA	$2,200,000	$8,766	($17,792)

Total Written Options					$405,809	($406,353)

(k)	As of December 31, 2023, swap agreements outstanding were as follows:

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (1)

Referenced Obligation	Payment Frequency	Fixed Deal Receive Rate	Expiration Date	Counter- party	Implied Credit Spread at 12/31/23 (2)	Notional Amount (3)	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Banco do Brasil SA	Q	1.000%	12/20/24	JPM	1.080%	$2,500,000	($1,228)	($30,312)	$29,084
South Africa Government	Q	1.000%	12/20/26	MSC	1.235%	4,800,000	(30,541)	(129,681)	99,140
Colombia Government	Q	1.000%	06/20/27	GSC	0.968%	4,600,000	2,831	(126,590)	129,421
Colombia Government	Q	1.000%	06/20/27	MSC	0.968%	1,600,000	985	(60,590)	61,575
Colombia Government	Q	1.000%	12/20/27	GSC	1.134%	2,100,000	(11,217)	(145,580)	134,363
Colombia Government	Q	1.000%	12/20/27	MSC	1.134%	1,900,000	(10,149)	(131,715)	121,566

							(49,319)	(624,468)	575,149

				Exchange
General Electric Co.	Q	1.000%	06/20/24	ICE	0.144%	3,950,000	17,098	15,765	1,333
General Electric Co.	Q	1.000%	12/20/24	ICE	0.172%	2,200,000	17,917	17,125	792
Boeing Co.	Q	1.000%	06/20/25	ICE	0.328%	6,900,000	68,377	57,562	10,815
Rolls-Royce PLC	Q	1.000%	06/20/25	ICE	0.458%	EUR 4,300,000	37,639	30,519	7,120
Verizon Communications, Inc.	Q	1.000%	12/20/26	ICE	0.576%	$7,300,000	87,476	71,435	16,041
AT&T, Inc.	Q	1.000%	06/20/28	ICE	0.752%	6,000,000	62,519	52,265	10,254
British Telecommunications PLC	Q	1.000%	06/20/28	ICE	0.686%	EUR 6,200,000	92,755	66,929	25,826
T-Mobile USA, Inc.	Q	5.000%	06/20/28	ICE	0.578%	$2,400,000	435,373	421,067	14,306

							819,154	732,667	86,487

Total Credit Default Swaps on Corporate and Sovereign Issues – Sell Protection							$769,835	$108,199	$661,636

Credit Default Swaps on Credit Indices - Buy Protection (4)

Referenced Obligation	Payment Frequency	Fixed Deal Pay Rate	Expiration Date	Exchange	Notional Amount (3)	Value (5)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY.S35	Q	5.000%	12/20/25	ICE	$2,425,000	($142,631)	($127,892)	($14,739)
CDX.NA.HY.S36	Q	5.000%	06/20/26	ICE	4,656,000	(302,195)	(262,845)	(39,350)

						($444,826)	($390,737)	($54,089)

Total Credit Default Swaps						$325,009	($282,538)	$607,547

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

(2)

An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Implied credit spreads, represented in the absolute terms, utilized in determining the value of credit default swap agreements on corporate and sovereign issues as of year end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter the agreement. Wider credit spreads, in comparison to narrower credit spreads, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying investments comprising the referenced index or (ii) receive a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.

(5)

The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of year end. Increasing values (buy protection) or decreasing values (sell protection), when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps - Long

Receive	Pay	Payment Frequency Receive Rate/ Pay Rate	Exchange	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
0.000%	1 Day JPY TONAR	A/A	LCH	03/17/24	JPY 21,440,000,000	$48,087	($2,621)	$50,708
3.650%	1 Day USD SOFR	A/A	LCH	11/22/24	$9,600,000	(120,323)	(126,110)	5,787
4.000%	1 Day CAD Overnight Repo	S/S	LCH	06/21/25	CAD 163,400,000	(300,742)	(750,901)	450,159
4.820%	1 Day CAD Overnight Repo	S/S	LCH	07/13/25	13,900,000	96,927	62,079	34,848
4.750%	1 Day CAD Overnight Repo	S/S	LCH	07/14/25	34,800,000	207,388	128,858	78,530
3.750%	1 Day CAD Overnight Repo	S/S	LCH	09/20/25	103,800,000	(605,564)	(731,365)	125,801
1.000%	6 Month EURIBOR	A/S	LCH	05/18/27	EUR 29,000,000	(1,519,126)	(1,853,607)	334,481
8.945%	28 Day MXN TIIE	L/L	CME	11/22/28	MXN 62,000,000	53,308	7,505	45,803
8.865%	28 Day MXN TIIE	L/L	CME	11/24/28	22,200,000	15,142	(1,366)	16,508
2.547%	6 Month EURIBOR	A/S	LCH	03/09/33	EUR 4,500,000	71,983	(54,650)	126,633
4.500%	6 Month AUD BBSW	S/S	LCH	09/20/33	AUD 12,700,000	235,148	(48,785)	283,933
3.000%	6 Month EURIBOR	A/S	LCH	03/20/34	EUR 52,900,000	2,792,819	1,715,243	1,077,576
4.500%	6 Month AUD BBSW	S/S	LCH	03/20/34	AUD 7,300,000	129,382	(38,989)	168,371
0.450%	1 Day JPY TONAR	A/A	LCH	12/15/51	JPY 310,000,000	(505,842)	(552,755)	46,913

						$598,587	($2,247,464)	$2,846,051

Interest Rate Swaps - Short

Pay	Receive	Payment Frequency Pay Rate/ Receive Rate	Exchange	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
5.388%	1 Day USD SOFR	A/A	LCH	10/18/24	$41,700,000	($134,647)	($48,967)	($85,680)
3.750%	1 Day USD SOFR	A/A	LCH	06/21/25	107,200,000	1,930,540	1,603,257	327,283
4.600%	1 Day USD SOFR	A/A	LCH	07/17/25	15,300,000	2,862	38,199	(35,337)
3.500%	1 Day USD SOFR	A/A	LCH	09/20/25	66,700,000	1,172,985	1,268,437	(95,452)
3.255%	6 Month EURIBOR	A/S	LCH	11/22/28	EUR 1,000,000	(39,534)	(26,153)	(13,381)
2.920%	6 Month EURIBOR	A/S	LCH	12/13/28	2,600,000	(61,733)	(26,887)	(34,846)
3.500%	1 Day CAD Overnight Repo	S/S	LCH	06/01/32	CAD 17,900,000	(488,503)	(193,130)	(295,373)
1.750%	1 Day USD SOFR	A/A	CME	06/15/32	$34,800,000	5,012,464	5,176,081	(163,617)
3.156%	1 Day USD SOFR	A/A	LCH	03/10/33	27,600,000	208,145	531,778	(323,633)
4.250%	1 Day USD SOFR	A/A	LCH	11/22/33	1,900,000	(121,525)	(65,720)	(55,805)
3.305%	6 Month EURIBOR	A/S	LCH	11/27/33	EUR 1,400,000	(107,647)	(79,566)	(28,081)
3.128%	6 Month EURIBOR	A/S	LCH	12/04/33	900,000	(54,030)	(36,287)	(17,743)
3.950%	1 Day USD SOFR	A/A	LCH	12/19/33	$2,000,000	(80,042)	(8,380)	(71,662)
3.750%	1 Day CAD Overnight Repo	S/S	LCH	12/20/33	CAD 6,200,000	(265,108)	(134,464)	(130,644)
2.890%	6 Month EURIBOR	A/S	LCH	12/22/33	EUR 1,800,000	(68,264)	(6,460)	(61,804)
3.854%	1 Day USD SOFR	A/A	LCH	12/29/33	$1,900,000	(61,662)	(8,142)	(53,520)
3.684%	1 Day USD SOFR	A/A	LCH	01/03/34	900,000	(16,636)	(4,117)	(12,519)
0.750%	1 Day JPY TONAR	S/S	LCH	03/20/38	JPY 50,000,000	17,568	24,271	(6,703)
0.800%	1 Day JPY TONAR	S/S	LCH	10/22/38	220,000,000	76,719	106,287	(29,568)
0.705%	1 Day JPY TONAR	S/S	LCH	10/31/38	170,000,000	75,867	97,999	(22,132)
0.785%	1 Day JPY TONAR	S/S	LCH	11/12/38	310,000,000	114,970	155,650	(40,680)
0.750%	1 Day JPY TONAR	S/S	LCH	12/20/38	42,800,000	17,915	23,292	(5,377)
0.500%	1 Day JPY TONAR	A/A	LCH	03/15/42	1,394,400,000	1,203,241	1,434,165	(230,924)
0.662%	1 Day JPY TONAR	A/A	LCH	04/19/42	138,000,000	93,095	117,276	(24,181)
0.800%	1 Day JPY TONAR	A/A	LCH	06/15/52	3,770,000,000	3,903,459	4,657,187	(753,728)
1.750%	1 Day USD SOFR	A/A	CME	12/21/52	$11,600,000	3,324,167	3,833,814	(509,647)

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

Pay	Receive	Payment Frequency Pay Rate/ Receive Rate	Exchange	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
2.750%	6 Month EURIBOR	A/S	LCH	03/20/54	EUR 19,500,000	( $ 2,027,338)	( $ 1,421,787)	( $ 605,551)
4.250%	1 Day GBP SONIA	A/A	LCH	03/20/54	GBP 1,100,000	(237,960)	(135,379)	(102,581)

						$13,389,368	$16,872,254	($3,482,886)

Total Interest Rate Swaps						$13,987,955	$14,624,790	($636,835)

Total Swap Agreements						$14,312,964	$14,342,252	($29,288)

Balances reported in the Statement of Assets and Liabilities for Over the Counter (OTC) Swaps and Centrally Cleared Swaps

	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
OTC Swap Agreements
Assets	$–	$575,149
Liabilities	(624,468)	–
Centrally Cleared Swap Agreements
Assets	21,714,045	3,259,821
Liabilities	(6,747,325)	(3,864,258)

	$14,342,252	($29,288)

(1)	Includes cumulative value on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

(l)	Fair Value Measurements

As of December 31, 2023, the Fund’s investments, as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities were as follows:

		Total Value at December 31, 2023	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Energy	$863,394	$–	$–	$863,394
	Financial	220,293	220,293	–	–

	Total Common Stocks	1,083,687	220,293	–	863,394

	Corporate Bonds & Notes	791,327,169	–	791,327,169	–
	Mortgage-Backed Securities
	Collateralized Mortgage Obligations - Commercial	165,193,529	–	165,193,529	–
	Collateralized Mortgage Obligations - Residential	205,162,015	–	205,112,668	49,347
	Fannie Mae	1,112,670,528	–	1,112,670,528	–
	Freddie Mac	113,359,429	–	113,359,429	–
	Government National Mortgage Association	9,665,967	–	9,665,967	–

	Total Mortgage-Backed Securities	1,606,051,468	–	1,606,002,121	49,347

	Asset-Backed Securities
	Automobile Sequential	24,569,259	–	24,569,259	–
	Credit Card Bullet	6,611,202	–	6,611,202	–
	Home Equity Other	35,723,720	–	35,603,463	120,257
	Other Asset-Backed Securities	281,259,443	–	281,115,342	144,101

	Total Asset-Backed Securities	348,163,624	–	347,899,266	264,358

	U.S. Government Agency Issues	33,566,449	–	33,566,449	–
	U.S. Treasury Obligations	367,529,578	–	367,529,578	–
	Foreign Government Bonds & Notes	55,093,237	–	55,093,237	–
	Short-Term Investments	19,143,358	–	19,143,358	–
	Derivatives:
	Credit Contracts
	Swaps	661,636	–	661,636	–
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	1,614,188	–	1,614,188	–
	Purchased Options	60,384	–	60,384	–

	Total Foreign Currency Contracts	1,674,572	–	1,674,572	–

	Interest Rate Contracts
	Futures	6,722,901	6,722,901	–	–
	Purchased Options	946,884	–	946,884	–
	Swaps	3,173,334	–	3,173,334	–

	Total Interest Rate Contracts	10,843,119	6,722,901	4,120,218	–

	Total Asset - Derivatives	13,179,327	6,722,901	6,456,426	–

	Total Assets	3,235,137,897	6,943,194	3,227,017,604	1,177,099

Liabilities	Due to custodian	(10,290,287)	–	(10,290,287)	–
	Sale-buyback Financing Transactions	(105,957,676)	–	(105,957,676)	–
	Securities Sold Short
	Mortgage-Backed Securities	(17,744,344)	–	(17,744,344)	–
	Derivatives:
	Credit Contracts
	Swaps	(54,089)	–	(54,089)	–
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(2,202,659)	–	(2,202,659)	–
	Written Options	(25,429)	–	(25,429)	–

	Total Foreign Currency Contracts	(2,228,088)	–	(2,228,088)	–

	Interest Rate Contracts
	Futures	(19,574,842)	(19,574,842)	–	–
	Written Options	(380,924)	–	(380,924)	–
	Swaps	(3,810,169)	–	(3,810,169)	–

	Total Interest Rate Contracts	(23,765,935)	(19,574,842)	(4,191,093)	–

	Total Liabilities - Derivatives	(26,048,112)	(19,574,842)	(6,473,270)	–

	Total Liabilities	(160,040,419)	(19,574,842)	(140,465,577)	–

	Total	$3,075,097,478	($12,631,648)	$3,086,552,027	$1,177,099

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

SHORT DURATION BOND PORTFOLIO

Schedule of Investments

December 31, 2023

	Principal Amount	Value
CORPORATE BONDS & NOTES - 50.7%

Basic Materials - 1.7%

ArcelorMittal SA (Luxembourg) 3.600% due 07/16/24	$1,585,000	$1,564,095
Celanese U.S. Holdings LLC 6.050% due 03/15/25	2,030,000	2,043,886
Celulosa Arauco y Constitucion SA (Chile) 4.500% due 08/01/24	1,300,000	1,285,502
Ecolab, Inc.
1.650% due 02/01/27	1,425,000	1,309,575
5.250% due 01/15/28	3,135,000	3,238,418
LG Chem Ltd. (South Korea) 3.250% due 10/15/24 ~	3,000,000	2,952,381
LYB International Finance III LLC 1.250% due 10/01/25	2,618,000	2,446,545
Nucor Corp.
2.000% due 06/01/25	1,145,000	1,100,218
3.950% due 05/23/25	1,780,000	1,752,980
Nutrien Ltd. (Canada) 4.900% due 03/27/28	1,520,000	1,535,028
POSCO (South Korea)
4.375% due 08/04/25 ~	2,000,000	1,971,606
5.625% due 01/17/26 ~	4,500,000	4,539,770
Sherwin-Williams Co. 4.250% due 08/08/25	1,470,000	1,455,643
Steel Dynamics, Inc. 2.800% due 12/15/24	2,000,000	1,951,289
Westlake Corp. 0.875% due 08/15/24	2,505,000	2,431,512

		31,578,448

Communications - 3.0%

AT&T, Inc. 4.100% due 02/15/28	1,100,000	1,075,709
Charter Communications Operating LLC/Charter Communications Operating Capital
4.908% due 07/23/25	13,049,000	12,932,353
6.150% due 11/10/26	555,000	567,550
Cox Communications, Inc.
3.150% due 08/15/24 ~	4,606,000	4,530,689
3.500% due 08/15/27 ~	895,000	852,215
Crown Castle Towers LLC 4.241% due 07/15/48 ~	1,040,000	987,627
KT Corp. (South Korea) 4.000% due 08/08/25 ~	1,680,000	1,652,344
NBN Co. Ltd. (Australia) 1.450% due 05/05/26 ~	3,725,000	3,437,848
NTT Finance Corp. (Japan)
4.142% due 07/26/24 ~	440,000	437,219
4.239% due 07/25/25 ~	885,000	875,799
Rogers Communications, Inc. (Canada)
2.950% due 03/15/25	5,060,000	4,912,467
3.200% due 03/15/27	4,345,000	4,148,940
T-Mobile USA, Inc.
2.250% due 02/15/26	1,895,000	1,796,954
3.500% due 04/15/25	3,470,000	3,398,693
Verizon Communications, Inc.
0.850% due 11/20/25	5,120,000	4,760,217
1.450% due 03/20/26	4,550,000	4,239,451
2.625% due 08/15/26	5,110,000	4,869,597

		55,475,672

Consumer, Cyclical - 5.9%

7-Eleven, Inc. 0.800% due 02/10/24 ~	2,285,000	2,272,207
Advance Auto Parts, Inc. 5.900% due 03/09/26	2,355,000	2,348,379

	Principal Amount	Value
American Airlines Pass-Through Trust Class B 3.700% due 04/15/27	$728,022	$685,529
Aptiv PLC/Aptiv Corp. 2.396% due 02/18/25	2,665,000	2,578,801
AutoZone, Inc.
3.625% due 04/15/25	1,820,000	1,788,506
6.250% due 11/01/28	1,865,000	1,983,078
Brunswick Corp. 0.850% due 08/18/24	4,840,000	4,685,352
Daimler Truck Finance North America LLC (Germany)
1.625% due 12/13/24 ~	3,665,000	3,533,108
5.150% due 01/16/26 ~	965,000	968,112
5.200% due 01/17/25 ~	1,325,000	1,325,157
Dollar General Corp. 5.200% due 07/05/28	1,734,000	1,758,576
Ford Motor Credit Co. LLC
5.125% due 06/16/25	3,035,000	2,998,168
6.798% due 11/07/28	1,575,000	1,649,007
General Motors Financial Co., Inc.
2.900% due 02/26/25	6,670,000	6,476,031
5.400% due 04/06/26	1,770,000	1,781,800
Genuine Parts Co. 1.750% due 02/01/25	1,440,000	1,383,736
Hasbro, Inc. 3.000% due 11/19/24	6,300,000	6,152,231
Hyundai Capital America
0.800% due 01/08/24 ~	2,570,000	2,568,274
0.875% due 06/14/24 ~	2,765,000	2,702,556
1.000% due 09/17/24 ~	1,805,000	1,747,952
5.500% due 03/30/26 ~	1,575,000	1,583,836
5.600% due 03/30/28 ~	2,255,000	2,290,084
6.250% due 11/03/25 ~	1,310,000	1,330,147
Hyundai Capital Services, Inc. (South Korea) 2.125% due 04/24/25 ~	1,385,000	1,328,943
Lowe’s Cos., Inc.
3.350% due 04/01/27	1,125,000	1,084,165
4.800% due 04/01/26	2,260,000	2,262,277
Marriott International, Inc.
3.750% due 03/15/25	650,000	639,532
4.900% due 04/15/29	685,000	689,908
5.450% due 09/15/26	975,000	992,232
5.750% due 05/01/25	655,000	659,317
Mattel, Inc.
3.375% due 04/01/26 ~	2,250,000	2,141,707
5.875% due 12/15/27 ~	2,425,000	2,424,098
Mercedes-Benz Finance North America LLC (Germany) 4.800% due 03/30/26 ~	2,425,000	2,426,895
Nordstrom, Inc. 2.300% due 04/08/24	320,000	316,746
O’Reilly Automotive, Inc. 5.750% due 11/20/26	1,840,000	1,884,790
Ross Stores, Inc.
0.875% due 04/15/26	1,960,000	1,797,411
4.600% due 04/15/25	7,315,000	7,264,503
Stellantis Finance U.S., Inc. 1.711% due 01/29/27 ~	2,615,000	2,376,026
Tapestry, Inc.
7.000% due 11/27/26	460,000	477,070
7.050% due 11/27/25	380,000	388,599
VF Corp.
2.400% due 04/23/25	4,388,000	4,195,526
2.800% due 04/23/27	2,275,000	2,090,349
Volkswagen Group of America Finance LLC (Germany)
3.950% due 06/06/25 ~	2,440,000	2,391,973
5.700% due 09/12/26 ~	1,700,000	1,725,178
5.800% due 09/12/25 ~	1,995,000	2,012,494
6.000% due 11/16/26 ~	1,905,000	1,951,705

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

SHORT DURATION BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Principal Amount	Value
Warnermedia Holdings, Inc.
3.755% due 03/15/27	$6,730,000	$6,450,976
6.412% due 03/15/26	1,595,000	1,596,177

		108,159,224

Consumer, Non-Cyclical - 6.8%

AbbVie, Inc. 2.950% due 11/21/26	5,180,000	4,968,664
BAT International Finance PLC (United Kingdom)
1.668% due 03/25/26	3,270,000	3,038,625
4.448% due 03/16/28	6,415,000	6,313,976
Becton Dickinson & Co.
3.734% due 12/15/24	1,473,000	1,450,583
4.693% due 02/13/28	4,860,000	4,883,518
Cardinal Health, Inc. 3.500% due 11/15/24	2,100,000	2,065,187
Coca-Cola Europacific Partners PLC (United Kingdom)
0.800% due 05/03/24 ~	8,235,000	8,080,901
1.500% due 01/15/27 ~	460,000	415,349
CSL Finance PLC (Australia) 3.850% due 04/27/27 ~	1,255,000	1,222,522
CVS Health Corp.
1.300% due 08/21/27	4,650,000	4,132,207
2.875% due 06/01/26	1,540,000	1,471,436
3.000% due 08/15/26	1,435,000	1,371,770
5.000% due 02/20/26	3,440,000	3,457,085
Elevance Health, Inc. 5.350% due 10/15/25	1,130,000	1,138,288
ERAC USA Finance LLC 4.600% due 05/01/28 ~	4,305,000	4,281,093
HCA, Inc.
3.125% due 03/15/27	3,505,000	3,323,972
5.375% due 02/01/25	2,085,000	2,082,962
5.875% due 02/15/26	1,960,000	1,977,489
Health Care Service Corp. A Mutual Legal Reserve Co. 1.500% due 06/01/25 ~	5,295,000	5,029,472
HPHT Finance 19 Ltd. (Hong Kong) 2.875% due 11/05/24 ~	1,880,000	1,841,592
HPHT Finance 21 II Ltd. (Hong Kong) 1.500% due 09/17/26 ~	3,450,000	3,145,693
Humana, Inc.
1.350% due 02/03/27	1,675,000	1,511,343
5.750% due 03/01/28	1,050,000	1,091,674
Imperial Brands Finance PLC (United Kingdom)
3.125% due 07/26/24 ~	6,615,000	6,507,599
4.250% due 07/21/25 ~	3,045,000	2,992,742
IQVIA, Inc. 6.250% due 02/01/29 ~	1,235,000	1,290,818
JDE Peet’s NV (Netherlands) 0.800% due 09/24/24 ~	2,060,000	1,982,001
Mars, Inc. 4.550% due 04/20/28 ~	4,490,000	4,517,035
Mondelez International Holdings Netherlands BV 4.250% due 09/15/25 ~	1,960,000	1,936,669
Mondelez International, Inc. 2.625% due 03/17/27	2,570,000	2,425,559
PeaceHealth Obligated Group 1.375% due 11/15/25	455,000	422,901
Pelabuhan Indonesia Persero PT (Indonesia) 4.875% due 10/01/24 ~	5,400,000	5,363,388
Perrigo Finance Unlimited Co. 3.900% due 12/15/24	1,298,000	1,260,990
Pfizer Investment Enterprises Pte. Ltd. 4.450% due 05/19/28	3,430,000	3,429,504
Philip Morris International, Inc. 4.875% due 02/13/26	2,860,000	2,870,862
S&P Global, Inc. 2.450% due 03/01/27	4,790,000	4,519,418

	Principal Amount	Value
UnitedHealth Group, Inc. 4.250% due 01/15/29	$3,096,000	$3,092,220
Utah Acquisition Sub, Inc. 3.950% due 06/15/26	5,570,000	5,385,370
Viatris, Inc.
1.650% due 06/22/25	3,440,000	3,258,870
2.300% due 06/22/27	2,164,000	1,963,604
Viterra Finance BV (Netherlands) 4.900% due 04/21/27 ~	3,270,000	3,245,597

		124,760,548

Energy - 3.6%

Aker BP ASA (Norway) 2.000% due 07/15/26 ~	905,000	834,468
Canadian Natural Resources Ltd. (Canada)
2.050% due 07/15/25	5,520,000	5,261,694
3.800% due 04/15/24	500,000	497,162
Cheniere Corpus Christi Holdings LLC 5.875% due 03/31/25	3,610,000	3,619,648
Columbia Pipelines Holding Co. LLC 6.055% due 08/15/26 ~	495,000	506,927
DCP Midstream Operating LP 5.375% due 07/15/25	6,065,000	6,072,205
Enbridge, Inc. (Canada)
2.150% due 02/16/24	2,350,000	2,339,551
2.500% due 01/15/25	4,505,000	4,373,665
2.500% due 02/14/25	1,980,000	1,921,462
5.900% due 11/15/26	1,110,000	1,139,999
6.000% due 11/15/28	910,000	956,079
Energy Transfer LP
2.900% due 05/15/25	890,000	863,024
4.250% due 04/01/24	135,000	134,509
4.900% due 02/01/24	2,360,000	2,357,549
5.875% due 01/15/24	8,465,000	8,463,274
6.050% due 12/01/26	4,420,000	4,546,898
Gray Oak Pipeline LLC 2.600% due 10/15/25 ~	1,435,000	1,361,098
ONEOK, Inc. 5.550% due 11/01/26	2,270,000	2,310,497
Ovintiv, Inc. 5.650% due 05/15/25	2,710,000	2,724,276
Pioneer Natural Resources Co. 5.100% due 03/29/26	706,000	711,357
Sabine Pass Liquefaction LLC
5.625% due 03/01/25	3,935,000	3,945,124
5.750% due 05/15/24	604,000	603,815
TransCanada PipeLines Ltd. (Canada) 6.203% due 03/09/26	4,375,000	4,374,960
Williams Cos., Inc.
4.300% due 03/04/24	1,190,000	1,187,168
5.400% due 03/02/26	5,700,000	5,758,704

		66,865,113

Financial - 21.2%

ABN AMRO Bank NV (Netherlands) 6.339% due 09/18/27 ~	1,700,000	1,738,252
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)
1.650% due 10/29/24	2,339,000	2,258,699
4.875% due 01/16/24	2,405,000	2,403,529
6.100% due 01/15/27	980,000	1,001,359
6.450% due 04/15/27 ~	5,959,000	6,174,072
Ally Financial, Inc. 3.875% due 05/21/24	4,605,000	4,566,368
American Express Co. 2.250% due 03/04/25	4,055,000	3,925,729
American Tower Corp.
2.400% due 03/15/25	1,730,000	1,672,498
3.550% due 07/15/27	1,894,000	1,818,043

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

SHORT DURATION BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Principal Amount	Value
Athene Global Funding
1.716% due 01/07/25 ~	$5,985,000	$5,737,726
2.514% due 03/08/24 ~	7,235,000	7,187,784
Avolon Holdings Funding Ltd. (Ireland)
2.125% due 02/21/26 ~	4,385,000	4,065,966
2.875% due 02/15/25 ~	3,500,000	3,378,591
3.950% due 07/01/24 ~	1,125,000	1,110,281
6.375% due 05/04/28 ~	1,065,000	1,086,876
Banco del Estado de Chile (Chile) 2.704% due 01/09/25 ~	1,010,000	977,582
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand (Mexico) 5.375% due 04/17/25 ~	3,955,000	3,951,055
Banco Santander SA (Spain)
3.496% due 03/24/25	3,600,000	3,526,567
5.742% due 06/30/24	600,000	599,935
Bank of America Corp.
0.976% due 04/22/25	4,375,000	4,305,756
1.734% due 07/22/27	3,150,000	2,887,042
1.843% due 02/04/25	2,880,000	2,868,998
3.384% due 04/02/26	3,705,000	3,605,543
3.841% due 04/25/25	2,435,000	2,419,748
5.080% due 01/20/27	2,000,000	1,996,427
Bank of Montreal (Canada)
3.700% due 06/07/25	4,725,000	4,634,330
5.300% due 06/05/26	2,695,000	2,722,752
5.920% due 09/25/25	4,000,000	4,064,720
Bank of New York Mellon Corp.
4.414% due 07/24/26	3,390,000	3,356,156
4.947% due 04/26/27	3,310,000	3,312,364
5.148% due 05/22/26	2,360,000	2,360,891
Banque Federative du Credit Mutuel SA (France)
0.650% due 02/27/24 ~	3,695,000	3,667,006
0.998% due 02/04/25 ~	2,850,000	2,720,343
4.935% due 01/26/26 ~	2,215,000	2,208,454
Barclays PLC (United Kingdom)
5.304% due 08/09/26	2,155,000	2,147,419
7.325% due 11/02/26	2,470,000	2,553,224
Brighthouse Financial Global Funding
1.000% due 04/12/24 ~	3,485,000	3,435,629
1.550% due 05/24/26 ~	700,000	640,542
Brixmor Operating Partnership LP 3.650% due 06/15/24	3,295,000	3,252,020
CaixaBank SA (Spain) 6.208% due 01/18/29 ~	3,770,000	3,848,814
6.684% due 09/13/27 ~	4,330,000	4,441,769
Canadian Imperial Bank of Commerce (Canada) 5.144% due 04/28/25	6,030,000	6,035,065
Capital One Financial Corp.
2.636% due 03/03/26	3,675,000	3,522,757
4.250% due 04/30/25	515,000	507,675
4.985% due 07/24/26	2,830,000	2,798,789
6.312% due 06/08/29	1,495,000	1,534,418
7.149% due 10/29/27	1,210,000	1,256,829
Charles Schwab Corp.
2.450% due 03/03/27	7,438,000	6,928,159
3.200% due 03/02/27	1,640,000	1,561,688
Citigroup, Inc.
0.981% due 05/01/25	3,600,000	3,539,767
3.106% due 04/08/26	1,845,000	1,794,062
4.140% due 05/24/25	3,580,000	3,559,360
4.400% due 06/10/25	750,000	741,060
CNO Global Funding
1.650% due 01/06/25 ~	3,575,000	3,417,962
1.750% due 10/07/26 ~	4,630,000	4,187,266
Corebridge Financial, Inc. 3.500% due 04/04/25	2,720,000	2,653,775
Credicorp Ltd. (Peru) 2.750% due 06/17/25 ~	665,000	634,426
Credit Suisse AG (Switzerland) 0.495% due 02/02/24	3,430,000	3,414,999

	Principal Amount	Value
Crown Castle International Corp. 2.900% due 03/15/27	$2,100,000	$1,965,260
Crown Castle, Inc.
1.050% due 07/15/26	2,400,000	2,166,639
4.450% due 02/15/26	4,655,000	4,588,333
5.000% due 01/11/28	555,000	553,327
5.600% due 06/01/29	1,425,000	1,458,211
Danske Bank AS (Denmark)
3.773% due 03/28/25 ~	2,410,000	2,397,871
5.375% due 01/12/24 ~	4,255,000	4,254,112
6.259% due 09/22/26 ~	1,350,000	1,374,131
Discover Bank 2.450% due 09/12/24	640,000	625,130
Discover Financial Services 3.950% due 11/06/24	1,155,000	1,135,982
Equitable Financial Life Global Funding
1.000% due 01/09/26 ~	215,000	196,867
1.100% due 11/12/24 ~	3,520,000	3,389,358
1.700% due 11/12/26 ~	1,910,000	1,722,727
Essex Portfolio LP 3.875% due 05/01/24	1,500,000	1,491,485
Fifth Third Bancorp 6.339% due 07/27/29	1,145,000	1,192,620
Fifth Third Bank NA
2.250% due 02/01/27	655,000	605,362
5.852% due 10/27/25	6,710,000	6,694,655
First American Financial Corp. 4.600% due 11/15/24	615,000	608,792
Goldman Sachs Group, Inc.
1.757% due 01/24/25	3,640,000	3,627,474
3.500% due 04/01/25	3,620,000	3,540,523
4.482% due 08/23/28	2,920,000	2,869,736
5.700% due 11/01/24	1,500,000	1,504,479
5.861% (SOFR + 0.486%) due 10/21/24 §	2,215,000	2,212,515
5.923% (SOFR + 0.505%) due 09/10/24 §	2,430,000	2,426,379
GTP Acquisition Partners I LLC 3.482% due 06/15/50 ~	9,535,000	9,273,049
HSBC Holdings PLC (United Kingdom) 1.645% due 04/18/26	5,875,000	5,585,282
Huntington National Bank 5.699% due 11/18/25	1,465,000	1,447,342
ING Groep NV (Netherlands) 6.083% due 09/11/27	1,805,000	1,843,244
Jackson National Life Global Funding 1.750% due 01/12/25 ~	3,835,000	3,678,909
JPMorgan Chase & Co.
0.824% due 06/01/25	3,830,000	3,749,136
2.083% due 04/22/26	6,250,000	5,988,648
4.080% due 04/26/26	3,570,000	3,513,775
6.260% (SOFR + 0.885%) due 04/22/27 §	2,700,000	2,696,243
LeasePlan Corp. NV (Netherlands) 2.875% due 10/24/24 ~	4,715,000	4,610,147
Lloyds Banking Group PLC (United Kingdom) 4.500% due 11/04/24	2,250,000	2,224,255
LPL Holdings, Inc. 6.750% due 11/17/28	960,000	1,023,979
LSEGA Financing PLC (United Kingdom) 0.650% due 04/06/24 ~	6,165,000	6,077,501
Mitsubishi UFJ Financial Group, Inc. (Japan) 0.953% due 07/19/25	4,020,000	3,917,647
Morgan Stanley
1.164% due 10/21/25	2,950,000	2,839,754
2.630% due 02/18/26	3,420,000	3,311,450
3.620% due 04/17/25	2,660,000	2,644,494
5.050% due 01/28/27	1,370,000	1,371,840
6.138% due 10/16/26	3,000,000	3,056,299

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

SHORT DURATION BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Principal Amount	Value
Morgan Stanley Bank NA 4.754% due 04/21/26	$2,960,000	$2,959,018
Nasdaq, Inc. 5.650% due 06/28/25	580,000	585,821
NatWest Markets PLC (United Kingdom)
0.800% due 08/12/24 ~	1,255,000	1,218,566
3.479% due 03/22/25 ~	1,850,000	1,813,339
Northern Trust Corp. 3.950% due 10/30/25	1,955,000	1,921,912
Northwestern Mutual Global Funding 4.350% due 09/15/27 ~	2,840,000	2,803,289
Park Aerospace Holdings Ltd. (Ireland) 5.500% due 02/15/24 ~	505,000	504,105
PNC Financial Services Group, Inc.
4.758% due 01/26/27	3,290,000	3,265,375
5.671% due 10/28/25	4,585,000	4,584,646
5.812% due 06/12/26	1,260,000	1,268,333
Principal Life Global Funding II 0.750% due 04/12/24 ~	1,230,000	1,212,656
Public Storage Operating Co.
5.125% due 01/15/29	1,120,000	1,156,914
5.846% (SOFR + 0.470%) due 04/23/24 §	1,045,000	1,044,986
QNB Finance Ltd. (Qatar)
2.625% due 05/12/25 ~	4,330,000	4,164,585
3.500% due 03/28/24 ~	2,320,000	2,307,957
Realty Income Corp. 5.050% due 01/13/26	625,000	624,934
Santander Holdings USA, Inc. 2.490% due 01/06/28	2,580,000	2,364,021
SBA Tower Trust
1.631% due 05/15/51 ~	1,045,000	934,116
1.884% due 07/15/50 ~	725,000	673,103
2.836% due 01/15/50 ~	2,045,000	1,975,574
6.599% due 01/15/28 ~	990,000	1,019,235
Simon Property Group LP 2.000% due 09/13/24	1,099,000	1,074,563
3.375% due 10/01/24	2,250,000	2,216,359
Societe Generale SA (France) 2.625% due 10/16/24 ~	335,000	327,242
Standard Chartered PLC (United Kingdom)
0.991% due 01/12/25 ~	1,525,000	1,523,210
1.214% due 03/23/25 ~	225,000	223,492
1.822% due 11/23/25 ~	1,825,000	1,758,117
State Street Corp. 4.857% due 01/26/26	1,515,000	1,508,567
Synchrony Financial 4.250% due 08/15/24	4,015,000	3,972,598
Toronto-Dominion Bank (Canada) 5.532% due 07/17/26	3,190,000	3,252,143
Truist Financial Corp. 5.818% (SOFR + 0.400%) due 06/09/25 §	2,995,000	2,951,049
U.S. Bancorp
4.548% due 07/22/28	6,290,000	6,200,268
5.727% due 10/21/26	1,940,000	1,953,981
UBS Group AG (Switzerland)
1.494% due 08/10/27 ~	1,400,000	1,265,639
4.488% due 05/12/26 ~	1,135,000	1,118,538
4.490% due 08/05/25 ~	3,100,000	3,077,526
6.327% due 12/22/27 ~	1,950,000	2,010,793
Wells Fargo & Co.
2.188% due 04/30/26	2,725,000	2,613,027
3.526% due 03/24/28	2,195,000	2,095,104
3.908% due 04/25/26	3,760,000	3,687,853
4.540% due 08/15/26	3,465,000	3,430,160
Western Union Co. 2.850% due 01/10/25	6,945,000	6,752,376

	Principal Amount	Value
WP Carey, Inc. 4.600% due 04/01/24	$4,000,000	$3,983,431

		389,572,399

Industrial - 2.1%

Amcor Flexibles North America, Inc. 4.000% due 05/17/25	2,745,000	2,698,510
Amphenol Corp. 4.750% due 03/30/26	1,250,000	1,252,771
Canadian Pacific Railway Co. (Canada) 1.750% due 12/02/26	2,100,000	1,937,979
Carrier Global Corp. 2.242% due 02/15/25	899,000	871,816
DAE Funding LLC (United Arab Emirates) 1.550% due 08/01/24 ~	990,000	964,716
GATX Corp.
3.250% due 03/30/25	3,138,000	3,056,744
3.250% due 09/15/26	1,449,000	1,382,991
3.850% due 03/30/27	777,000	745,149
4.350% due 02/15/24	5,655,000	5,637,265
Mohawk Industries, Inc. 5.850% due 09/18/28	1,560,000	1,618,532
Otis Worldwide Corp. 2.056% due 04/05/25	3,870,000	3,723,369
Owens Corning 3.400% due 08/15/26	321,000	309,616
Parker-Hannifin Corp. 3.650% due 06/15/24	2,800,000	2,774,020
Penske Truck Leasing Co. LP/PTL Finance Corp.
3.450% due 07/01/24 ~	2,403,000	2,374,630
5.750% due 05/24/26 ~	2,880,000	2,904,754
Regal Rexnord Corp. 6.050% due 02/15/26 ~	2,230,000	2,255,149
Republic Services, Inc.
0.875% due 11/15/25	675,000	625,723
4.875% due 04/01/29	1,015,000	1,034,665
SMBC Aviation Capital Finance DAC (Ireland) 3.550% due 04/15/24 ~	1,645,000	1,634,076

		37,802,475

Technology - 2.4%

CDW LLC/CDW Finance Corp. 5.500% due 12/01/24	655,000	653,503
Fidelity National Information Services, Inc.
0.600% due 03/01/24	2,325,000	2,304,860
4.500% due 07/15/25	1,905,000	1,886,516
Fiserv, Inc. 2.750% due 07/01/24	6,545,000	6,449,097
Fortinet, Inc. 1.000% due 03/15/26	2,565,000	2,353,261
Microchip Technology, Inc.
0.972% due 02/15/24	2,770,000	2,753,621
0.983% due 09/01/24	3,900,000	3,780,003
Micron Technology, Inc.
4.185% due 02/15/27	465,000	456,323
4.975% due 02/06/26	475,000	475,122
5.375% due 04/15/28	3,360,000	3,421,187
NXP BV/NXP Funding LLC (China) 4.875% due 03/01/24	1,605,000	1,602,078
NXP BV/NXP Funding LLC/NXP USA, Inc. (China)
2.700% due 05/01/25	2,780,000	2,681,476
3.150% due 05/01/27	195,000	185,222
3.875% due 06/18/26	2,030,000	1,978,550
4.400% due 06/01/27	480,000	474,112
Qorvo, Inc. 1.750% due 12/15/24	1,660,000	1,593,730

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

SHORT DURATION BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Principal Amount	Value
Take-Two Interactive Software, Inc.
3.300% due 03/28/24	$110,000	$109,325
3.550% due 04/14/25	1,520,000	1,488,451
5.000% due 03/28/26	3,590,000	3,607,569
Western Digital Corp. 4.750% due 02/15/26	4,785,000	4,697,474
Workday, Inc. 3.500% due 04/01/27	1,680,000	1,626,290

		44,577,770

Utilities - 4.0%

AES Corp. 3.300% due 07/15/25 ~	2,565,000	2,472,336
American Electric Power Co., Inc. 5.200% due 01/15/29	3,230,000	3,275,686
APA Infrastructure Ltd. (Australia) 4.200% due 03/23/25 ~	7,745,000	7,636,930
Constellation Energy Generation LLC 5.600% due 03/01/28	1,850,000	1,906,762
DTE Energy Co. 4.220% due 11/01/24	3,560,000	3,520,571
Enel Finance International NV (Italy)
1.375% due 07/12/26 ~	4,580,000	4,173,989
2.650% due 09/10/24 ~	5,970,000	5,831,909
6.800% due 10/14/25 ~	500,000	512,849
Israel Electric Corp. Ltd. (Israel) 5.000% due 11/12/24 ~	3,600,000	3,555,948
NextEra Energy Capital Holdings, Inc.
1.875% due 01/15/27	2,360,000	2,171,753
4.450% due 06/20/25	3,195,000	3,167,549
5.749% due 09/01/25	2,045,000	2,065,152
6.051% due 03/01/25	1,520,000	1,534,486
NiSource, Inc. 5.250% due 03/30/28	535,000	545,774
NRG Energy, Inc. 3.750% due 06/15/24 ~	2,225,000	2,199,867
Pacific Gas & Electric Co. 3.500% due 06/15/25	3,760,000	3,645,633
Sempra
3.300% due 04/01/25	2,450,000	2,392,181
5.400% due 08/01/26	2,025,000	2,052,574
Southern California Gas Co. 2.950% due 04/15/27	1,395,000	1,323,884
Tenaga Nasional Bhd. (Malaysia) 7.500% due 11/01/25 ~	1,200,000	1,245,463
Vistra Operations Co. LLC
3.550% due 07/15/24 ~	14,955,000	14,748,325
5.125% due 05/13/25 ~	3,885,000	3,849,647

		73,829,268

Total Corporate Bonds & Notes (Cost $939,133,289)		932,620,917

MORTGAGE-BACKED SECURITIES - 14.1%

Collateralized Mortgage Obligations - Commercial - 4.3%

BAMLL Commercial Mortgage Securities Trust
6.509% (SOFR + 1.147%) due 09/15/34 § ~	5,645,000	5,618,042
6.809% (SOFR + 1.447%) due 09/15/34 § ~	780,000	775,342
7.359% (SOFR + 1.997%) due 09/15/34 § ~	2,015,000	1,986,273
7.477% (SOFR + 2.114%) due 09/15/38 § ~	1,570,000	1,341,581
Bank
2.056% due 11/15/62	88,260	87,414
2.263% due 08/15/61	231,510	219,282

	Principal Amount	Value
BCP Trust 6.276% (SOFR + 0.913%) due 06/15/38 § ~	$1,045,000	$940,434
Benchmark Mortgage Trust 6.035% due 07/15/56	978,098	989,869
BFLD Trust 7.317% (SOFR + 1.954%) due 10/15/34 § ~	4,575,000	4,528,357
BPR Trust 6.627% (SOFR + 1.264%) due 09/15/38 § ~	1,585,000	1,515,344
BSREP Commercial Mortgage Trust 7.377% (SOFR + 2.014%) due 08/15/38 § ~	663,394	497,649
BX Commercial Mortgage Trust
6.408% (SOFR + 1.046%) due 04/15/34 § ~	490,000	486,910
6.556% (SOFR + 1.194%) due 10/15/36 § ~	1,249,500	1,243,584
6.708% (SOFR + 1.346%) due 04/15/34 § ~	1,787,678	1,772,460
6.757% (SOFR + 1.394%) due 06/15/36 § ~	935,000	896,287
8.503% (SOFR + 3.141%) due 06/15/27 § ~	1,815,000	1,820,312
BX Trust 5.391% due 02/15/28 ~	2,950,000	2,859,505
CGDB Commercial Mortgage Trust 7.126% (SOFR + 1.764%) due 11/15/36 § ~	1,221,522	1,118,233
Cold Storage Trust 6.772% (SOFR + 1.414%) due 11/15/37 § ~	1,484,316	1,468,820
COMM Mortgage Trust
3.244% due 10/10/29 ~	220,000	196,150
3.759% due 08/10/48	260,000	251,589
3.935% due 10/10/29 § ~	1,893,000	1,614,752
Commercial Mortgage Trust
3.838% due 09/10/47	2,825,000	2,770,970
3.926% due 03/10/48 §	845,000	786,364
4.067% due 03/10/48 §	1,770,000	1,596,360
4.080% due 08/10/47	2,055,000	1,985,377
4.509% due 02/10/47 §	1,715,000	1,633,222
4.629% due 08/10/47 § ~	710,000	609,271
Credit Suisse Mortgage Capital Certificates 6.839% (SOFR + 1.477%) due 05/15/36 § ~	2,134,689	2,128,898
7.009% (SOFR + 1.647%) due 05/15/36 § ~	1,571,091	1,566,354
CSAIL Commercial Mortgage Trust 2.360% due 06/15/52	174,038	171,962
Extended Stay America Trust 7.177% (SOFR + 1.814%) due 07/15/38 § ~	1,605,517	1,581,569
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates 4.600% due 06/25/30	1,676,650	1,690,784
Fontainebleau Miami Beach Trust
3.144% due 12/10/36 ~	3,595,000	3,483,838
3.447% due 12/10/36 ~	1,715,000	1,662,202
Great Wolf Trust
6.711% (SOFR + 1.148%) due 12/15/36 § ~	602,000	599,972
7.011% (SOFR + 1.448%) due 12/15/36 § ~	375,000	372,835
7.310% (SOFR + 1.747%) due 12/15/36 § ~	1,055,000	1,047,022
GS Mortgage Securities Corp. Trust 7.077% (SOFR + 1.714%) due 05/15/26 § ~	1,440,000	1,135,095

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

SHORT DURATION BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Principal Amount	Value
GS Mortgage Securities Trust 3.433% due 05/10/50	$1,825,000	$1,691,944
JP Morgan Chase Commercial Mortgage Securities Trust
7.497% (SOFR + 2.134%) due 10/15/33 § ~	2,345,000	2,104,445
7.577% (SOFR + 2.214%) due 09/15/29 § ~	1,025,000	796,560
7.897% (SOFR + 2.534%) due 10/15/33 § ~	1,890,000	1,567,047
JPMBB Commercial Mortgage Securities Trust 3.934% due 09/15/47	2,420,000	2,379,225
KIND Trust 7.227% (SOFR + 1.864%) due 08/15/38 § ~	2,050,183	1,913,966
LSTAR Commercial Mortgage Trust 2.809% due 03/10/49 ~	1,260,000	1,179,807
Morgan Stanley Capital I Trust 7.277% (SOFR + 1.914%) due 12/15/36 § ~	775,000	286,918
ONE Mortgage Trust
6.427% (SOFR + 1.064%) due 03/15/36 § ~	2,945,000	2,750,811
6.577% (SOFR + 1.214%) due 03/15/36 § ~	1,580,000	1,454,112
RLGH Trust 6.277% (SOFR + 0.914%) due 04/15/36 § ~	1,370,000	1,339,884
SCG Mortgage Trust 7.752% (SOFR + 2.391%) due 12/15/40 § ~	1,835,000	1,838,461
WFRBS Commercial Mortgage Trust 4.045% due 03/15/47	90,161	89,924
WSTN Trust 7.018% due 07/05/37 § ~	3,080,000	3,062,689

		79,506,077

Collateralized Mortgage Obligations - Residential - 4.6%

Angel Oak Mortgage Trust
0.909% due 01/25/66 § ~	1,044,868	890,915
0.985% due 04/25/66 § ~	896,679	760,916
1.068% due 05/25/66 § ~	680,205	569,110
2.872% due 04/25/65 § ~	179,830	169,712
4.300% due 07/25/67 § ~	6,272,083	6,037,705
4.800% due 09/26/67 § ~	5,569,516	5,478,695
Bayview MSR Opportunity Master Fund Trust (Cayman) 2.500% due 06/25/51 § ~	1,549,363	1,356,114
BINOM Securitization Trust 2.625% due 06/25/56 § ~	587,475	507,769
BRAVO Residential Funding Trust 1.699% due 04/25/60 § ~	945,016	850,708
CIM Trust
2.500% due 04/25/50 § ~	1,215,392	1,002,590
4.500% due 03/25/62 § ~	2,509,337	2,422,247
COLT Mortgage Loan Trust
1.167% due 06/25/66 § ~	903,065	737,313
1.506% due 04/27/65 § ~	106,582	99,978
6.503% due 04/25/68 § ~	617,382	618,973
Connecticut Avenue Securities Trust
6.337% (SOFR + 1.000%) due 12/25/41 § ~	758,121	756,394
7.637% (SOFR + 2.300%) due 05/25/43 § ~	4,376,645	4,471,431
Deephaven Residential Mortgage Trust
0.973% due 05/25/65 § ~	185,788	169,656
1.260% due 04/25/66 § ~	399,796	342,753
Ellington Financial Mortgage Trust
0.797% due 02/25/66 § ~	224,282	189,834
0.931% due 06/25/66 § ~	554,733	444,635

	Principal Amount	Value
1.106% due 02/25/66 § ~	$192,653	$162,826
1.291% due 06/25/66 § ~	534,508	426,642
1.550% due 09/25/66 § ~	525,286	413,801
3.046% due 11/25/59 § ~	170,365	160,303
Fannie Mae 3.000% due 11/25/47	1,711,385	1,588,338
Fannie Mae Connecticut Avenue Securities 6.652% (SOFR + 1.314%) due 01/25/30 §	13,109	13,113
Federal Home Loan Mortgage Corp. STACR REMICS Trust 7.187% (SOFR + 1.850%) due 11/25/43 § ~	843,360	850,490
Flagstar Mortgage Trust
4.000% due 09/25/48 § ~	174,464	168,255
6.000% (SOFR + 0.964%) due 03/25/50 § ~	371,237	348,856
Freddie Mac 8.287% (SOFR + 2.950%) due 06/25/42 § ~	980,010	1,006,451
Freddie Mac STACR Trust
6.987% (SOFR + 1.650%) due 01/25/34 § ~	574,100	576,715
7.000% due 09/15/30	70,313	71,742
7.137% (SOFR + 1.800%) due 11/25/41 § ~	1,160,000	1,147,252
Freddie Mac Structured Agency Credit Risk Debt Notes 3.866% due 05/25/47 § ~	151,475	144,072
Galton Funding Mortgage Trust
2.832% due 01/25/60 § ~	1,085,000	846,440
3.339% due 10/25/59 § ~	680,000	636,529
3.500% due 11/25/57 § ~	182,242	165,281
4.000% due 02/25/59 § ~	88,653	82,570
4.500% due 02/25/59 § ~	121,293	115,877
GS Mortgage-Backed Securities Trust
2.500% due 06/25/52 § ~	3,017,072	2,619,000
4.459% due 07/25/44 § ~	14,087	13,939
Imperial Fund Mortgage Trust
1.516% due 09/25/56 § ~	847,289	671,002
4.767% due 06/25/67 § ~	1,381,588	1,351,688
JP Morgan Mortgage Trust
3.000% due 10/25/50 § ~	400,466	345,750
3.500% due 08/25/50 § ~	262,476	234,948
MFA Trust
0.852% due 01/25/56 § ~	392,719	363,444
7.177% due 10/25/58 § ~	1,695,238	1,716,741
Morgan Stanley Residential Mortgage Loan Trust 7.530% due 09/25/68 § ~	693,641	707,883
New Residential Mortgage Loan Trust
2.500% due 06/25/51 § ~	1,026,062	901,866
2.500% due 09/25/51 § ~	2,737,789	2,402,651
NLT Trust 1.520% due 08/25/56 § ~	740,047	604,689
OBX Trust
3.000% due 01/25/60 § ~	487,015	427,169
3.000% due 05/25/60 § ~	977,757	827,348
3.500% due 12/25/49 § ~	148,869	133,088
3.500% due 02/25/60 § ~	543,877	486,718
6.220% (SOFR + 0.864%) due 02/25/60 § ~	303,586	285,646
6.370% (SOFR + 1.014%) due 10/25/59 § ~	83,964	82,152
6.420% (SOFR + 1.064%) due 02/25/60 § ~	496,425	452,579
6.445% (SOFR + 1.314%) due 06/25/59 § ~	106,986	103,405
7.513% due 10/25/63 § ~	192,942	197,600
Oceanview Mortgage Trust 2.500% due 12/25/51 § ~	1,419,590	1,235,394

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

SHORT DURATION BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Principal Amount	Value
PSMC Trust 2.500% due 05/25/51 § ~	$1,140,749	$1,008,357
Sequoia Mortgage Trust
4.000% due 06/25/48 § ~	216,858	201,700
4.000% due 08/25/48 § ~	57,337	55,802
4.500% due 08/25/48 § ~	14,154	13,835
SG Residential Mortgage Trust
1.381% due 05/25/65 § ~	334,304	298,262
3.166% due 03/27/62 § ~	1,864,918	1,687,718
Starwood Mortgage Residential Trust
0.943% due 05/25/65 § ~	734,703	666,239
1.162% due 08/25/56 § ~	2,075,171	1,744,904
2.408% due 02/25/50 § ~	607,098	572,503
2.916% due 09/27/49 § ~	653,439	630,062
Towd Point Mortgage Trust 3.750% due 03/25/58 § ~	756,707	725,266
3.750% due 05/25/58 § ~	1,327,230	1,283,908
3.750% due 09/25/62 ~	2,592,665	2,436,787
TRK Trust 1.409% due 07/25/56 § ~	374,765	325,062
UWM Mortgage Trust 2.500% due 09/25/51 § ~	508,799	444,120
Verus Securitization Trust
0.918% due 02/25/64 § ~	632,235	559,348
1.031% due 02/25/66 § ~	572,291	496,517
1.052% due 01/25/66 § ~	435,509	375,246
1.155% due 01/25/66 § ~	259,310	223,538
1.373% due 09/25/66 § ~	708,531	585,302
1.829% due 10/25/66 § ~	2,699,118	2,355,527
1.977% due 03/25/60 § ~	19,946	19,743
2.226% due 05/25/60 § ~	246,398	241,642
3.288% due 01/25/67 § ~	2,946,543	2,569,984
3.913% due 07/25/59 § ~	247,542	237,893
4.117% due 07/25/59 § ~	330,270	317,427
6.438% due 03/25/68 § ~	1,619,379	1,618,510
6.664% due 12/25/68 § ~	315,000	317,530
6.939% due 09/25/68 § ~	1,326,802	1,342,059
7.272% due 10/25/68 § ~	2,563,898	2,610,737
7.330% due 11/25/68 § ~	2,773,025	2,819,344
Vista Point Securitization Trust 2.496% due 04/25/65 § ~	177,609	164,551
Wells Fargo Mortgage-Backed Securities Trust
2.500% due 12/25/50 § ~	2,077,367	1,835,974
2.500% due 09/25/51 § ~	1,591,401	1,389,746

		85,142,844

Fannie Mae - 2.9%

due 01/01/54 #	2,740,000	2,782,384
2.000% due 10/01/50	643,004	529,271
2.500% due 11/01/51 - 01/01/52	3,253,736	2,787,259
3.000% due 09/01/28 - 06/01/52	8,744,226	7,943,692
3.500% due 01/01/44 - 01/01/52	1,440,699	1,342,273
3.964% (RFUCC + 1.503%) due 02/01/33 §	14,493	14,418
4.000% due 03/01/41 - 09/01/52	5,673,391	5,373,789
4.230% (RFUCC + 1.605%) due 04/01/33 §	16,321	16,228
4.399% (UST + 2.215%) due 02/01/33 §	32,963	32,612
4.500% due 05/01/41 - 08/01/52	9,795,442	9,565,369
5.000% due 07/01/24 - 09/01/53	2,827,372	2,829,023
5.097% due 06/01/35 §	61,921	61,524
5.500% due 01/01/36 - 10/01/53	3,974,188	4,054,097
5.828% (UST + 2.268%) due 06/01/33 §	183,670	188,137
6.000% due 03/01/37 - 08/01/53	14,248,233	14,578,851
6.500% due 05/01/33	208,792	220,476
7.000% due 06/01/33	116,997	119,667

	Principal Amount	Value
7.233% (RFUCC + 1.546%) due 01/01/35 §	$1,887	$1,915

		52,440,985

Freddie Mac - 1.1%

1.500% due 02/01/36	2,341,674	2,047,678
2.500% due 01/01/52 - 04/01/52	4,494,970	3,857,349
3.500% due 02/01/52	2,545,275	2,352,853
4.000% due 12/01/49 - 09/01/52	1,159,461	1,100,257
4.076% (UST + 1.951%) due 02/01/35 §	52,000	51,356
4.500% due 09/01/37 - 05/01/50	2,941,914	2,924,870
5.000% due 12/01/41 - 03/01/50	1,890,547	1,903,642
5.122% (UST + 2.250%) due 08/01/35 §	135,333	138,196
5.500% due 07/01/38 - 08/01/53	3,005,032	3,026,336
6.000% due 02/01/53	1,297,662	1,339,080
6.269% (UST + 2.179%) due 09/01/35 §	83,467	84,351
7.000% due 03/01/39	144,788	150,899
7.500% due 06/01/38	123,477	128,455

		19,105,322

Government National Mortgage Association - 1.2%

due 01/20/54 #	1,460,000	1,494,732
3.000% due 09/20/47	2,264,324	2,075,977
3.500% due 07/20/52	6,671,727	6,211,770
3.625% (UST + 1.500%) due 09/20/34 - 01/20/35 §	634,696	632,176
4.000% due 10/20/50 - 10/20/52	2,864,722	2,740,352
4.500% due 08/20/47 - 10/20/52	7,081,908	6,916,618
5.000% due 12/20/34 - 05/20/48	1,221,306	1,236,474
5.500% due 09/15/45 - 02/20/49	1,087,293	1,105,491
6.000% due 07/15/36	148,150	153,483

		22,567,073

Total Mortgage-Backed Securities (Cost $271,017,175)		258,762,301

ASSET-BACKED SECURITIES - 15.9%

Auto Floor Plan Other - 0.2%

Ford Credit Floorplan Master Owner Trust A 5.750% due 05/15/28 ~	1,485,000	1,481,791
6.620% due 05/15/28 ~	1,765,000	1,759,695

		3,241,486

Automobile Other - 5.5%

Ally Auto Receivables Trust
6.010% due 01/17/34 ~	445,955	446,375
6.080% due 01/17/34 ~	825,830	835,257
AmeriCredit Automobile Receivables Trust
0.890% due 10/19/26	1,665,000	1,590,397
1.060% due 08/18/26	980,000	944,865
1.210% due 12/18/26	1,030,000	962,878
1.290% due 06/18/27	2,095,000	1,935,981
1.590% due 10/20/25	450,148	446,717
1.800% due 12/18/25	1,175,000	1,149,510
2.770% due 04/19/27	4,310,000	4,150,123
4.810% due 04/18/28	4,195,000	4,151,019
5.800% due 12/18/28	1,150,000	1,160,787
Avis Budget Rental Car Funding AESOP LLC 4.950% due 03/20/25 ~	372,500	371,473
CarMax Auto Owner Trust
1.090% due 03/16/26	2,730,000	2,658,524
5.470% due 02/15/29	555,000	558,137
5.570% due 11/15/28	2,495,000	2,489,844
5.610% due 02/15/29	1,695,000	1,700,933
6.390% due 05/15/29	1,845,000	1,910,083
6.440% due 12/16/30	1,160,000	1,168,024

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

SHORT DURATION BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Principal Amount	Value
6.550% due 10/15/29	$1,625,000	$1,622,653
6.580% due 05/15/29	1,845,000	1,906,508
Exeter Automobile Receivables Trust
2.560% due 06/15/28	405,000	396,077
3.850% due 07/17/28	2,130,000	2,088,827
5.980% due 12/15/28	945,000	936,989
6.510% due 12/15/27	2,940,000	2,962,465
6.690% due 06/15/29	245,000	247,028
Ford Credit Auto Lease Trust
4.180% due 10/15/25	3,385,000	3,335,333
5.540% due 12/15/26	1,060,000	1,053,658
6.200% due 02/15/27	755,000	767,591
6.430% due 04/15/27	1,425,000	1,450,892
Ford Credit Auto Owner Trust
1.740% due 04/15/33 ~	1,470,000	1,366,725
2.290% due 08/15/31 ~	2,390,000	2,299,475
5.070% due 01/15/29	3,820,000	3,804,557
GM Financial Automobile Leasing Trust
5.130% due 08/20/26	2,425,000	2,408,377
5.760% due 01/20/27	2,920,000	2,926,008
GM Financial Consumer Automobile Receivables Trust
1.050% due 05/18/26	1,005,000	972,508
5.030% due 09/18/28	520,000	517,957
5.210% due 12/18/28	1,090,000	1,089,847
GMF Floorplan Owner Revolving Trust 5.730% due 06/15/28 ~	5,330,000	5,379,223
Hyundai Auto Receivables Trust 1.600% due 12/15/26	1,360,000	1,326,892
Santander Bank Auto Credit-Linked Notes
5.916% due 08/16/32 ~	346,412	345,309
6.451% due 12/15/32 ~	1,418,460	1,420,631
6.493% due 06/15/33 ~	1,538,466	1,545,913
6.663% due 12/15/33 ~	1,650,000	1,654,046
6.736% due 06/15/33 ~	820,991	823,985
Santander Bank NA - SBCLN 1.833% due 12/15/31 ~	118,505	115,472
Santander Consumer Auto Receivables Trust 1.290% due 04/15/26 ~	1,155,244	1,146,492
Santander Drive Auto Receivables Trust
2.850% due 04/17/28 ~	4,605,000	4,448,935
3.760% due 07/16/29	3,340,000	3,217,078
4.740% due 10/16/28	1,330,000	1,310,506
5.090% due 05/15/30	905,000	898,428
5.240% due 05/15/28	3,500,000	3,484,755
Santander Retail Auto Lease Trust
0.830% due 03/20/26 ~	4,240,000	4,178,272
1.110% due 03/20/26 ~	1,290,000	1,262,918
3.850% due 03/22/27 ~	990,000	970,949
SFS Auto Receivables Securitization Trust 5.710% due 01/22/30 ~	1,895,000	1,910,887
U.S. Bank NA 6.789% due 08/25/32 ~	250,000	251,021
World Omni Auto Receivables Trust
1.640% due 08/17/26	825,000	817,064
2.550% due 09/15/28	1,105,000	1,039,691
World Omni Select Auto Trust
0.840% due 06/15/26	400,077	397,796
1.250% due 10/15/26	1,375,000	1,347,602
1.440% due 11/15/27	540,000	500,334
5.870% due 08/15/28	1,200,000	1,212,443

		101,791,044

Automobile Sequential - 1.3%

ARI Fleet Lease Trust 5.410% due 02/17/32 ~	3,861,183	3,855,016
Avis Budget Rental Car Funding AESOP LLC
2.330% due 08/20/26 ~	930,000	889,692
3.350% due 09/22/25 ~	1,355,000	1,338,887

	Principal Amount	Value
Enterprise Fleet Financing LLC
5.560% due 04/22/30 ~	$5,770,000	$5,788,435
6.400% due 03/20/30 ~	3,185,000	3,257,495
Exeter Automobile Receivables Trust 5.700% due 08/17/26	305,000	304,822
Ford Credit Auto Owner Trust 5.220% due 03/15/30	2,225,000	2,217,372
Navistar Financial Dealer Note Master Owner Trust II 6.180% due 08/25/28 ~	1,540,000	1,556,240
Santander Bank Auto Credit-Linked Notes
5.644% due 12/15/33 ~	595,000	597,351
6.024% due 12/15/32 ~	364,546	365,832
Wheels Fleet Lease Funding 1 LLC 6.460% due 08/18/38 ~	3,920,000	3,969,577

		24,140,719

Other Asset-Backed Securities - 8.9%

Auxilior Term Funding LLC 6.180% due 12/15/28 ~	2,775,000	2,787,383
Ballyrock CLO 15 Ltd. (Cayman) 6.716% (SOFR + 1.322%) due 04/15/34 § ~	1,215,000	1,210,577
BRE Grand Islander Timeshare Issuer LLC 3.280% due 09/26/33 ~	389,614	372,215
CBAM Ltd. (Cayman) 6.936% (SOFR + 1.542%) due 02/12/30 § ~	4,460,660	4,469,393
Cedar Funding XIV CLO Ltd. (Cayman) 6.756% (SOFR + 1.362%) due 07/15/33 § ~	2,230,000	2,228,885
CIFC Funding Ltd. (Cayman)
6.706% (SOFR + 1.312%) due 07/15/33 § ~	4,185,000	4,188,654
6.710% (SOFR + 1.312%) due 04/24/30 § ~	3,180,735	3,174,062
Dell Equipment Finance Trust 5.650% due 01/22/29 ~	3,485,000	3,529,280
DLLAA LLC 5.640% due 02/22/28 ~	2,165,000	2,202,290
Driven Brands Funding LLC 4.739% due 04/20/48 ~	982,800	963,892
Dryden 86 CLO Ltd. (Cayman) 6.764% (SOFR + 1.362%) due 07/17/34 § ~	5,775,000	5,766,626
Elara HGV Timeshare Issuer LLC
2.610% due 01/25/34 ~	1,177,294	1,123,752
2.690% due 03/25/30 ~	160,514	156,087
6.160% due 02/25/38 ~	1,434,363	1,467,537
7.300% due 02/25/38 ~	1,234,759	1,265,254
Finance of America HECM Buyout 4.000% due 08/01/32 § ~	1,453,285	1,426,845
FirstKey Homes Trust
1.339% due 08/17/37 ~	2,937,526	2,739,116
1.567% due 10/19/37 ~	843,000	781,800
1.740% due 08/17/37 ~	2,170,000	2,029,767
1.968% due 10/19/37 ~	5,395,000	5,003,977
2.241% due 08/17/37 ~	3,355,000	3,137,214
FOCUS Brands Funding LLC 5.093% due 04/30/47 ~	2,356,200	2,259,228
GoldenTree Loan Management U.S. CLO 1 Ltd. (Cayman) 6.807% (SOFR + 1.392%) due 10/20/34 § ~	4,870,000	4,859,185
Hardee’s Funding LLC
4.959% due 06/20/48 ~	3,898,963	3,746,650
5.710% due 06/20/48 ~	1,563,375	1,457,381
Hilton Grand Vacations Trust
2.740% due 02/25/39 ~	536,638	508,891
3.610% due 06/20/34 ~	696,012	672,047

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

SHORT DURATION BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Principal Amount	Value
6.110% due 01/25/38 ~	$3,105,552	$3,145,194
6.940% due 01/25/38 ~	580,603	589,002
HPEFS Equipment Trust
1.290% due 03/20/29 ~	1,710,000	1,662,329
5.910% due 04/20/28 ~	1,495,000	1,498,583
6.130% due 08/20/29 ~	3,555,000	3,563,418
6.480% due 01/21/31 ~	635,000	647,363
6.970% due 07/21/31 ~	630,000	646,980
KKR CLO 29 Ltd. (Cayman) 6.856% (SOFR + 1.462%) due 01/15/32 § ~	2,500,000	2,498,803
Madison Park Funding XXIII Ltd. (Cayman)
6.619% (SOFR + 1.232%) due 07/27/31 § ~	2,532,647	2,531,373
7.199% (SOFR + 1.812%) due 07/27/31 § ~	3,290,000	3,279,901
Madison Park Funding XXXIII Ltd. (Cayman) 6.684% (SOFR + 1.290%) due 10/15/32 § ~	3,565,000	3,558,412
Magnetite XXV Ltd. (Cayman)
6.840% (SOFR + 1.462%) due 01/25/32 § ~	1,640,000	1,642,581
7.190% (SOFR + 1.812%) due 01/25/32 § ~	1,235,000	1,233,624
MidOcean Credit CLO XI Ltd. (Cayman)
7.096% (SOFR + 1.730%) due 10/18/33 § ~	1,480,000	1,479,974
8.016% (SOFR + 2.650%) due 10/18/33 § ~	2,220,000	2,227,246
MMAF Equipment Finance LLC 5.610% due 07/10/28 ~	4,025,000	4,052,473
MVW LLC
2.230% due 05/20/39 ~	260,930	237,634
2.730% due 10/20/37 ~	229,244	217,309
MVW Owner Trust
2.890% due 11/20/36 ~	603,250	581,630
4.930% due 10/20/40 ~	2,780,290	2,768,237
Navient Private Education Refi Loan Trust
1.170% due 09/16/69 ~	416,739	373,255
1.220% due 07/15/69 ~	345,228	313,411
1.310% due 01/15/69 ~	192,073	175,921
1.690% due 05/15/69 ~	623,545	567,921
2.150% due 11/15/68 ~	3,182,993	2,952,884
2.400% due 10/15/68 ~	479,625	449,201
2.460% due 11/15/68 ~	853,517	799,347
2.640% due 05/15/68 ~	883,602	839,431
3.420% due 01/15/43 ~	1,076,623	1,044,294
Nelnet Student Loan Trust 1.320% due 04/20/62 ~	808,971	726,589
Neuberger Berman Loan Advisers CLO 26 Ltd. (Cayman) 7.057% (SOFR + 1.662%) due 10/18/30 § ~	2,155,000	2,134,102
Neuberger Berman Loan Advisers CLO 32 Ltd. (Cayman) 6.648% (SOFR + 1.252%) due 01/20/32 § ~	980,000	979,004
Neuberger Berman Loan Advisers CLO 40 Ltd. (Cayman) 6.716% (SOFR + 1.322%) due 04/16/33 § ~	1,085,000	1,084,667
Oaktree CLO Ltd. (Cayman) (SOFR + 1.550%) due 07/15/33 § # ~	3,785,000	3,785,000
OCP CLO Ltd. (Cayman)
6.797% (SOFR + 1.382%) due 07/20/29 § ~	2,626,430	2,627,883
7.206% (SOFR + 1.812%) due 07/15/30 § ~	2,710,000	2,704,076

	Principal Amount	Value
Octane Receivables Trust
1.210% due 09/20/28 ~	$624,405	$608,002
4.900% due 05/22/28 ~	1,290,000	1,268,157
5.870% due 05/21/29 ~	889,954	892,071
5.880% due 06/20/31 ~	4,538,020	4,548,785
5.960% due 07/20/29 ~	940,000	944,605
6.480% due 07/20/29 ~	685,000	698,990
6.740% due 08/20/29 ~	225,000	230,165
7.580% due 09/20/29 ~	195,000	199,891
Progress Residential Trust
1.495% due 10/17/27 ~	5,622,000	5,233,512
2.078% due 06/17/37 ~	458,943	437,239
2.937% due 10/17/36 ~	920,000	896,168
4.451% due 07/20/39 ~	1,627,634	1,570,949
Sierra Timeshare Receivables Funding LLC
1.800% due 09/20/38 ~	1,080,147	1,014,344
3.200% due 01/20/36 ~	2,068,431	2,051,760
3.510% due 07/20/37 ~	239,763	230,474
SMB Private Education Loan Trust
1.290% due 07/15/53 ~	1,095,986	989,380
1.310% due 07/17/51 ~	1,777,848	1,606,693
1.600% due 09/15/54 ~	3,280,374	2,978,219
6.196% (SOFR + 0.834%) due 01/15/37 § ~	1,273,096	1,260,790
6.976% (SOFR + 1.614%) due 04/15/32 § ~	229,299	229,458
Symphony CLO XXIII Ltd. (Cayman) 6.676% (SOFR + 1.282%) due 01/15/34 § ~	3,645,000	3,642,386
Symphony CLO XXVI Ltd. (Cayman) 6.757% (SOFR + 1.342%) due 04/20/33 § ~	1,110,000	1,105,602
Symphony Static CLO I Ltd. (Cayman) 7.090% (SOFR + 1.712%) due 10/25/29 § ~	2,825,000	2,758,298
TCI-Flatiron CLO Ltd. (Cayman) 7.052% (SOFR + 1.662%) due 01/29/32 § ~	2,175,000	2,156,406
Verdant Receivables LLC 6.240% due 01/13/31 ~	2,490,000	2,503,532

		163,202,916

Total Asset-Backed Securities (Cost $293,047,183)		292,376,165

U.S. GOVERNMENT AGENCY ISSUES - 0.3%

Federal Home Loan Bank 5.000% due 02/28/25	4,190,000	4,205,846

Total U.S. Government Agency Issues (Cost $4,186,716)		4,205,846

U.S. TREASURY OBLIGATIONS - 16.3%

U.S. Treasury Notes - 16.3%

3.875% due 04/30/25	15,000	14,868
4.000% due 12/15/25	4,265,000	4,242,759
4.500% due 11/15/25	57,410,000	57,610,711
4.625% due 11/15/26	3,855,000	3,916,439
5.000% due 08/31/25	12,595,000	12,712,832
5.000% due 09/30/25 ‡	123,000,000	124,266,035
5.000% due 10/31/25	96,115,000	97,222,575

		299,986,219

Total U.S. Treasury Obligations (Cost $297,078,300)		299,986,219

FOREIGN GOVERNMENT BONDS & NOTES - 0.8%

Korea Electric Power Corp. (South Korea) 5.375% due 07/31/26 ~	5,300,000	5,360,457
Korea Housing Finance Corp. (South Korea) 4.625% due 02/24/28 ~	3,300,000	3,295,986

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

SHORT DURATION BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Principal Amount	Value
Korea Hydro & Nuclear Power Co. Ltd. (South Korea)
1.250% due 04/27/26 ~	$1,790,000	$1,644,404
4.250% due 07/27/27 ~	1,480,000	1,457,889
5.000% due 07/18/28 ~	3,400,000	3,435,819

Total Foreign Government Bonds & Notes (Cost $15,225,682)		15,194,555

MUNICIPAL BONDS - 0.1%

Golden State Tobacco Securitization Corp. 1.711% due 06/01/24	1,505,000	1,481,728

Total Municipal Bonds (Cost $1,505,000)		1,481,728

SHORT-TERM INVESTMENTS - 1.5%

Commercial Paper - 0.5%

Harley-Davidson Financial Services, Inc. 8.163% due 01/05/24 ~	4,875,000	4,869,763
Western Midstream Operating LP 7.083% due 01/26/24 ~	4,855,000	4,831,392

		9,701,155

Repurchase Agreements - 1.0%

Fixed Income Clearing Corp. 4.950% due 01/02/24 (Dated 12/29/23, repurchase price of $18,382,399; collateralized by U.S. Treasury Notes: 0.750% due 03/31/26 and value $18,739,753)	18,372,294	18,372,294

Total Short-Term Investments (Cost $28,077,900)		28,073,449

TOTAL INVESTMENTS - 99.7% (Cost $1,849,271,245)		1,832,701,180

DERIVATIVES - 0.0%		65,014

OTHER ASSETS & LIABILITIES, NET - 0.3%		5,856,334

NET ASSETS - 100.0%		$1,838,622,528

Notes to Schedule of Investments

(a)	As of December 31, 2023, the Fund’s composition as a percentage of net assets was as follows:

Corporate Bonds & Notes	50.7%
U.S. Treasury Obligations	16.3%
Asset-Backed Securities	15.9%
Mortgage-Backed Securities	14.1%
Others (each less than 3.0%)	2.7%

99.7%
Derivatives	0.0%
Other Assets & Liabilities, Net	0.3%

100.0%

(b)	As of December 31, 2023, investments with a total aggregate value of $2,718,698 were fully or partially segregated with the broker(s)/custodian as collateral for open futures contracts.

(c)	As of December 31, 2023, open futures contracts outstanding were as follows:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
CBOT 2 Year U.S. Treasury Notes	03/24	2,232	$455,378,354	$459,600,187	$4,221,833

Short Futures Outstanding
CBOT 5 Year U.S. Treasury Notes	03/24	72	7,636,960	7,831,688	(194,728)
CBOT 10 Year U.S. Treasury Notes	03/24	381	41,650,498	43,011,328	(1,360,830)
CBOT Ultra 10 Year U.S. Treasury Notes	03/24	336	37,930,773	39,653,250	(1,722,477)
CME Ultra Long Term U.S. Treasury Bond	03/24	68	8,205,591	9,084,375	(878,784)

					(4,156,819)

Total Futures Contracts					$65,014

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

SHORT DURATION BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

(d)	Fair Value Measurements

As of December 31, 2023, the Fund’s investments, as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities were as follows:

		Total Value at December 31, 2023	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$932,620,917	$–	$932,620,917	$–
	Mortgage-Backed Securities	258,762,301	–	258,762,301	–
	Asset-Backed Securities	292,376,165	–	292,376,165	–
	U.S. Government Agency Issues	4,205,846	–	4,205,846	–
	U.S. Treasury Obligations	299,986,219	–	299,986,219	–
	Foreign Government Bonds & Notes	15,194,555	–	15,194,555	–
	Municipal Bonds	1,481,728	–	1,481,728	–
	Short-Term Investments	28,073,449	–	28,073,449	–
	Derivatives:
	Interest Rate Contracts
	Futures	4,221,833	4,221,833	–	–

	Total Assets	1,836,923,013	4,221,833	1,832,701,180	–

Liabilities	Derivatives:
	Interest Rate Contracts
	Futures	(4,156,819)	(4,156,819)	–	–

	Total Liabilities	(4,156,819)	(4,156,819)	–	–

	Total	$1,832,766,194	$65,014	$1,832,701,180	$–

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

EMERGING MARKETS DEBT PORTFOLIO

Schedule of Investments

December 31, 2023

	Principal Amount	Value
CORPORATE BONDS & NOTES - 35.1%

Azerbaijan - 0.3%

SOCAR Turkey Enerji AS via Steas Funding 1 DAC 7.230% due 03/17/26 ~	$720,000	$708,300

Brazil - 4.5%

Acu Petroleo Luxembourg SARL 7.500% due 07/13/35 ~	1,644,212	1,561,432
Aegea Finance SARL 9.000% due 01/20/31 ~	825,000	877,470
CSN Inova Ventures 6.750% due 01/28/28 ~	1,425,000	1,393,380
Globo Comunicacao e Participacoes SA
4.875% due 01/22/30 ~	1,275,000	1,101,694
5.500% due 01/14/32 ~	700,000	601,825
Minerva Luxembourg SA 8.875% due 09/13/33 ~	2,000,000	2,118,088
Samarco Mineracao SA 9.500% Cash or 9.000% PIK due 06/30/31 ~	2,393,126	2,012,619
Usiminas International SARL 5.875% due 07/18/26 ~	400,000	391,231

		10,057,739

Chile - 0.9%

Sociedad Quimica y Minera de Chile SA 6.500% due 11/07/33 ~	1,875,000	1,993,125

China - 0.1%

Country Garden Holdings Co. Ltd.
4.200% due 02/06/26 * Y ~	1,300,000	111,800
6.150% due 09/17/25 * Y ~	200,000	16,798
7.250% due 04/08/26 * Y ~	1,775,000	149,810

		278,408

Czech Republic - 2.2%

Ceska sporitelna AS
5.737% due 03/08/28 ~	EUR 900,000	1,026,973
5.943% due 06/29/27 ~	400,000	458,522
Energo-Pro AS 8.500% due 02/04/27 ~	$2,200,000	2,166,054
Raiffeisenbank AS 7.125% due 01/19/26 ~	EUR 1,100,000	1,231,557

		4,883,106

Ghana - 1.0%

Kosmos Energy Ltd.
7.500% due 03/01/28 ~	$1,125,000	1,025,409
7.750% due 05/01/27 ~	1,250,000	1,165,915

		2,191,324

Hong Kong - 0.9%

Melco Resorts Finance Ltd.
5.250% due 04/26/26 ~	350,000	337,699
5.625% due 07/17/27 ~	675,000	633,229
5.750% due 07/21/28 ~	1,100,000	1,019,727

		1,990,655

Israel - 3.5%

Bank Leumi Le-Israel BM 7.129% due 07/18/33 ~	1,325,000	1,304,622
Energian Israel Finance Ltd.
4.875% due 03/30/26 ~	525,000	485,231
5.375% due 03/30/28 ~	1,275,000	1,123,650
8.500% due 09/30/33 ~	1,605,000	1,538,794
Israel Discount Bank Ltd. 5.375% due 01/26/28 ~	1,475,000	1,435,334

	Principal Amount	Value
Leviathan Bond Ltd. 6.500% due 06/30/27 ~	$2,000,000	$1,886,364

		7,773,995

Kazakhstan - 1.5%

KazMunayGas National Co. JSC 5.750% due 04/19/47 ~	225,000	197,797
Tengizchevroil Finance Co. International Ltd. 4.000% due 08/15/26 ~	3,300,000	3,112,220

		3,310,017

Kuwait - 0.2%

MEGlobal BV 4.250% due 11/03/26 ~	525,000	508,428

Macau - 0.7%

MGM China Holdings Ltd. 5.250% due 06/18/25 ~	775,000	761,729
Studio City Finance Ltd. 6.500% due 01/15/28 ~	600,000	557,295
Wynn Macau Ltd. 5.500% due 01/15/26 ~	200,000	195,376

		1,514,400

Mexico - 3.9%

Banco Mercantil del Norte SA 5.875% due 01/24/27 ~	2,200,000	2,027,057
BBVA Bancomer SA 8.450% due 06/29/38 ~	2,300,000	2,454,364
Cemex SAB de CV 9.125% due 03/14/28 ~	1,850,000	1,972,563
Comision Federal de Electricidad 5.000% due 09/29/36 ~	1,129,600	1,011,035
Petroleos Mexicanos 6.490% due 01/23/27	1,300,000	1,220,703

		8,685,722

Multi-National - 1.1%

European Bank for Reconstruction & Development 6.300% due 10/26/27	INR 126,000,000	1,495,480
Inter-American Development Bank
5.000% due 02/12/24	32,850,000	393,859
5.700% due 11/12/24	54,000,000	642,370

		2,531,709

Nigeria - 1.4%

BOI Finance BV 7.500% due 02/16/27 ~	EUR 1,525,000	1,551,881
IHS Holding Ltd. 5.625% due 11/29/26 ~	$325,000	283,720
IHS Netherlands Holdco BV 8.000% due 09/18/27 ~	1,400,000	1,251,544

		3,087,145

Romania - 1.0%

Banca Comerciala Romana SA 7.625% due 05/19/27 ~	EUR 900,000	1,050,037
Banca Transilvania SA 8.875% due 04/27/27 ~	1,000,000	1,165,484

		2,215,521

Saudi Arabia - 2.6%

Greensaif Pipelines Bidco SARL 6.129% due 02/23/38 ~	$2,250,000	2,352,015
Saudi Arabian Oil Co. 3.500% due 04/16/29 ~	2,500,000	2,370,277
TMS Issuer SARL 5.780% due 08/23/32 ~	1,000,000	1,045,625

		5,767,917

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

EMERGING MARKETS DEBT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Principal Amount	Value
Singapore - 0.6%

Puma International Financing SA 5.000% due 01/24/26 ~	$1,475,000	$1,403,684

Slovenia - 0.2%

Nova Kreditna Banka Maribor DD 7.375% due 06/29/26 ~	EUR 300,000	342,147

South Africa - 1.3%

Sasol Financing USA LLC 8.750% due 05/03/29 ~	$1,625,000	1,659,648
Transnet SOC Ltd. 8.250% due 02/06/28 ~	1,200,000	1,211,839

		2,871,487

Tanzania - 0.4%

HTA Group Ltd. 7.000% due 12/18/25 ~	868,000	856,425

Turkey - 1.3%

Mersin Uluslararasi Liman Isletmeciligi AS 8.250% due 11/15/28 ~	225,000	235,231
TC Ziraat Bankasi AS 9.500% due 08/01/26 ~	1,175,000	1,240,374
WE Soda Investments Holding PLC 9.500% due 10/06/28 ~	1,450,000	1,500,460

		2,976,065

Ukraine - 0.1%

NPC Ukrenergo 6.875% due 11/09/28 * Y ~	1,175,000	330,410

United Arab Emirates - 1.9%

Galaxy Pipeline Assets Bidco Ltd. 2.160% due 03/31/34 ~	4,162,256	3,620,669
MAF Global Securities Ltd. 7.875% due 06/30/27 ~	525,000	536,894

		4,157,563

United Kingdom - 2.6%

HSBC Holdings PLC
5.210% due 08/11/28	675,000	674,805
6.254% due 03/09/34	2,225,000	2,366,036
Standard Chartered PLC 6.187% due 07/06/27 ~	2,725,000	2,771,585

		5,812,426

United States - 0.6%

JPMorgan Chase & Co. 35.600% due 12/05/33 ~	TRY 825,000,000	1,357,794

Venezuela - 0.3%

Petroleos de Venezuela SA
5.375% due 04/12/27 * Y ~	$1,432,000	159,668
9.750% due 05/17/35 * Y ~	2,733,498	355,355
12.750% * Y ~	1,152,000	155,520

		670,543

Total Corporate Bonds & Notes (Cost $78,650,031)		78,276,055

	Principal Amount	Value

FOREIGN GOVERNMENT BONDS & NOTES - 58.9%

Argentina - 1.9%

Argentine Republic Government
3.625% due 07/09/35 §	$7,050,000	$2,436,235
4.250% due 01/09/38 §	2,375,000	945,662
Provincia de Buenos Aires/Government Bonds 6.375% due 09/01/37 § ~	2,275,000	876,934

		4,258,831

Bahamas - 1.1%

Bahamas Government 6.000% due 11/21/28 ~	2,450,000	2,180,500
9.000% due 06/16/29 ~	250,000	243,125

		2,423,625

Brazil - 5.2%

Brazil Notas do Tesouro Nacional 2.572% due 01/01/33	BRL 28,225,000	5,727,710
Brazil Notas do Tesouro Nacional Class F 2.599% due 01/01/27	28,000,000	5,787,802

		11,515,512

Chile - 3.2%

Chile Government
2.750% due 01/31/27	$5,000,000	4,736,700
3.240% due 02/06/28	2,500,000	2,384,885

		7,121,585

Colombia - 4.6%

Colombia Government
4.500% due 03/15/29	2,175,000	2,043,456
7.500% due 02/02/34	2,625,000	2,777,321
Colombia TES 6.000% due 04/28/28	COP 23,200,000,000	5,284,945

		10,105,722

Dominican Republic - 1.7%

Dominican Republic
5.500% due 02/22/29 ~	$ 800,000	784,000
5.950% due 01/25/27 ~	3,000,000	3,017,400

		3,801,400

Ecuador - 1.2%

Ecuador Government
3.500% due 07/31/35 § ~	4,675,000	1,684,574
6.000% due 07/31/30 § ~	2,275,000	1,063,128

		2,747,702

Egypt - 1.6%

Egypt Government
8.500% due 01/31/47 ~	1,000,000	624,940
7.300% due 09/30/33 ~	4,425,000	2,934,125

		3,559,065

Gabon - 0.7%

Gabon Government
6.625% due 02/06/31 ~	1,850,000	1,549,112

Ghana - 1.2%

Ghana Government
7.750% due 04/07/29 * Y ~	1,500,000	659,445
8.125% due 03/26/32 * Y ~	850,000	375,976
8.625% due 04/07/34 * Y ~	3,900,000	1,712,810

		2,748,231

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

EMERGING MARKETS DEBT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Principal Amount	Value
Guatemala - 1.2%

Guatemala Government
6.600% due 06/13/36 ~	$575,000	$593,687
5.250% due 08/10/29 ~	2,050,000	2,014,638

		2,608,325

Hungary - 2.9%

Hungary Government
6.125% due 05/22/28 ~	1,800,000	1,874,353
6.750% due 10/22/28	HUF 940,000,000	2,816,294
Magyar Export-Import Bank Zrt 6.125% due 12/04/27 ~	$1,750,000	1,783,180

		6,473,827

Indonesia - 3.9%

Indonesia Treasury
6.375% due 08/15/28	IDR 47,400,000,000	3,073,104
6.500% due 02/15/31	14,100,000,000	912,100
6.625% due 02/15/34	63,000,000,000	4,095,406
7.000% due 02/15/33	10,100,000,000	680,210

		8,760,820

Iraq - 1.5%

Iraq Government
5.800% due 01/15/28 ~	$3,557,813	3,335,684

Ivory Coast - 2.0%

Ivory Coast Government
4.875% due 01/30/32 ~	EUR 2,075,000	1,936,475
5.875% due 10/17/31 ~	586,000	581,593
6.625% due 03/22/48 ~	2,150,000	1,898,794

		4,416,862

Mexico - 7.1%

Mexican Bonos
7.750% due 11/23/34	MXN 233,800,000	12,586,869
Mexico Government
4.875% due 05/19/33	$1,900,000	1,834,826
6.350% due 02/09/35	1,200,000	1,260,106

		15,681,801

Nigeria - 1.5%

Nigeria Government
6.125% due 09/28/28 ~	950,000	844,313
7.143% due 02/23/30 ~	675,000	609,903
7.875% due 02/16/32 ~	2,175,000	1,961,306

		3,415,522

Peru - 3.1%

Peru Government
5.400% due 08/12/34	PEN 11,300,000	2,762,755
6.150% due 08/12/32	15,200,000	4,014,861

		6,777,616

Poland - 2.9%

Bank Gospodarstwa Krajowego
6.250% due 10/31/28 ~	$1,900,000	2,009,024
Republic of Poland Government
5.500% due 11/16/27	2,200,000	2,287,417
5.500% due 04/04/53	1,775,000	1,855,400
5.750% due 11/16/32	325,000	351,614

		6,503,455

Qatar - 0.3%

Qatar Government
4.500% due 04/23/28 ~	675,000	683,932

	Principal Amount	Value

Senegal - 1.9%

Senegal Government
4.750% due 03/13/28 ~	EUR 1,475,000	$1,507,863
5.375% due 06/08/37 ~	1,575,000	1,289,940
6.750% due 03/13/48 ~	$1,825,000	1,440,016

		4,237,819

Slovenia - 1.3%

Slovenia Government
5.000% due 09/19/33 ~	2,825,000	2,880,158

South Africa - 2.5%

Republic of South Africa Government
8.000% due 01/31/30	ZAR 67,200,000	3,386,450
8.750% due 01/31/44	54,301,000	2,205,287
8.750% due 02/28/48	2,000	81

		5,591,818

Tunisia - 1.1%

Tunisian Republic
6.375% due 07/15/26 ~	EUR 3,250,000	2,512,796

Turkey - 0.4%

Turkey Government
26,200% due 10/05/33	TRY 27,100,000	956,403

Ukraine - 1.4%

State Agency of Roads of Ukraine
6.250% due 06/24/30 * Y ~	$3,350,000	863,462
Ukraine Government
7.750% due 09/01/26 * Y ~	375,000	105,323
7.750% due 08/01/41 * § Y ~	3,050,000	1,375,876
7.750% due 09/01/29 * Y ~	2,575,000	695,751

		3,040,412

Uzbekistan - 1.0%

Republic of Uzbekistan
7.850% due 10/12/28 ~	2,175,000	2,282,401

Venezuela - 0.5%

Venezuela Government
8.250% due 10/13/24 * Y ~	1,784,900	280,630
9.000% * Y ~	816,000	128,967
11.750% due 10/21/26 * Y ~	2,249,400	438,633
12.750% * Y ~	1,624,000	269,155

		1,117,385

Total Foreign Government Bonds & Notes (Cost $126,768,616)		131,107,821

SHORT-TERM INVESTMENTS - 2.0%

Repurchase Agreements - 2.0%

Fixed Income Clearing Corp. 4.950% due 01/02/24 (Dated 12/29/23, repurchase price of $4,509,647; collateralized by U.S. Treasury Notes: 0.750% due 03/31/26 and value $4,597,402)	4,507,168	4,507,168

Total Short-Term Investments (Cost $4,507,168)		4,507,168

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

EMERGING MARKETS DEBT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

Value

TOTAL INVESTMENTS - 96.0% (Cost $209,925,815)	$213,891,044

DERIVATIVES - (0.1%)	(340,403)

OTHER ASSETS & LIABILITIES, NET - 4.1%	9,163,831

NET ASSETS - 100.0%	$222,714,472

Notes to Schedule of Investments

(a)	As of December 31, 2023, the Fund’s composition as a percentage of net assets was as follows:

Foreign Government Bonds & Notes	58.9%
Corporate Bonds & Notes	35.1%
Others (each less than 3.0%)	2.0%

	96.0%
Derivatives	(0.1%	)
Other Assets & Liabilities, Net	4.1%

	100.0%

(b)	As of December 31, 2023, the Fund’s composition by country of risk as a percentage of net assets was as follows:

Mexico	11.0%
Brazil	9.7%
Colombia	4.6%
Chile	4.1%
Indonesia	3.9%
South Africa	3.8%
Israel	3.5%
Peru	3.1%
Others(each less than 3.0%)	52.3%

	96.0%
Derivatives	(0.1%	)
Other Assets & Liabilities, Net	4.1%

	100.0%

(c)	As of December 31, 2023, investments with a total aggregate value of $8,185,389 or 3.7% of the Fund’s net assets were in default.

(d)	As of December 31, 2023, open futures contracts outstanding were as follows:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
CBOT 5 Year U.S. Treasury Notes	03/24	53	$5,623,350	$5,764,992	$141,642
CBOT 10 Year U.S. Treasury Notes	03/24	100	11,243,826	11,289,063	45,237

Total Futures Contracts					$186,879

(e)	As of December 31, 2023, forward foreign currency contracts outstanding were as follows:

Currency Purchased		Currency Sold		Settlement Month	Counterparty	Unrealized Appreciation	Unrealized Depreciation
EUR	5,075,000	USD	5,561,486	01/24	HSB	$45,876	$–
HUF	771,000,000	USD	2,196,006	01/24	CIT	19,636	–
IDR	34,200,000,000	USD	2,204,034	01/24	CIT	17,664	–
PLN	26,250,000	USD	6,625,388	01/24	CIT	44,109	–
USD	5,165,529	COP	20,600,000,000	01/24	CIT	–	(126,581)
USD	16,216,167	EUR	15,012,000	01/24	CIT	–	(366,660)
USD	439,166	EUR	400,000	01/24	GSC	–	(2,689)
USD	163,791	EUR	150,000	01/24	HSB	–	(1,904)
USD	3,410,681	MXN	58,725,000	01/24	HSB	–	(35,539)
USD	5,615,325	ZAR	104,200,000	01/24	CIT	–	(70,561)

Total Forward Foreign Currency Contracts						$127,285	($603,934)

(f)	As of December 31, 2023, swap agreements outstanding were as follows:

Credit Default Swaps on Corporate and Sovereign Issues - Buy Protection (1)

Referenced Obligation	Payment Frequency	Fixed Deal Pay Rate	Expiration Date	Counter- party	Implied Credit Spread at 12/31/23 (2)	Notional Amount (3)	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
China Construction Bank Corp.	Q	1.000%	12/20/25	GSC	0.348%	$5,550,000	($70,613)	($57,363)	($13,250)
Bank of China Ltd.	Q	1.000%	12/20/25	GSC	0.352%	6,300,000	(79,610)	(64,188)	(15,422)
China Development Bank	Q	1.000%	12/20/25	GSC	0.359%	3,500,000	(43,750)	(38,131)	(5,619)
Industrial & Commercial Bank of China Ltd.	Q	1.000%	12/20/25	GSC	0.366%	5,550,000	(68,617)	(57,363)	(11,254)

							($262,590)	($217,045)	($45,545)

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

EMERGING MARKETS DEBT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

Credit Default Swaps on Credit Indices - Buy Protection (1)

Referenced Obligation	Payment Frequency	Fixed Deal Pay Rate	Expiration Date	Exchange	Notional Amount (3)	Value (4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
iTraxx Europe Crossover S40	Q	5.000%	12/20/28	ICE	EUR 14,275,000	($1,281,582)	($578,177)	($703,405)

Total Credit Default Swaps						($1,544,172)	($795,222)	($748,950)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying investments comprising the referenced index or (ii) receive a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.

(2)

An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Implied credit spreads, represented in the absolute terms, utilized in determining the value of credit default swap agreements on corporate and sovereign issues as of year end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter the agreement. Wider credit spreads, in comparison to narrower credit spreads, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of year end. Increasing values (buy protection) or decreasing values (sell protection), when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps - Long

Receive	Pay	Payment Frequency Receive Rate/ Pay Rate	Exchange	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
10.165%	Brazil CETIP Interbank	Z/ Z	LCH	01/04/27	BRL 48,780,411	$ 91,507	$ –	$91,507
3.721%	3 Month KRW KWCDC	Q/ Q	LCH	12/20/28	KRW 18,700,000,000	486,735	(12,706)	499,441
3.176%	3 Month KRW KWCDC	Q/ Q	LCH	03/20/29	18,600,000,000	145,746	–	145,746
6.470%	6 Month HUF BIBOR	A/ S	LCH	12/06/33	HUF 2,100,000,000	114,354	3,093	111,261

						$ 838,342	($9,613)	$847,955

Interest Rate Swaps - Short

Pay	Receive	Payment Frequency Pay Rate/ Receive Rate	Exchange	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
3.721%	3 Month KRW KWCDC	Q/ Q	LCH	12/20/28	KRW 18,700,000,000	($485,686)	($336,048)	($149,638)

Total Interest Rate Swaps						$352,656	($345,661)	$698,317

Total Swap Agreements						($1,191,516)	($1,140,883)	($50,633)

Balances reported in the Statement of Assets and Liabilities for Over the Counter (OTC) Swaps and Centrally Cleared Swaps

	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
OTC Swap Agreements
Assets	$–	$–
Liabilities	(217,045)	(45,545)
Centrally Cleared Swap Agreements (1)
Assets	3,093	847,955
Liabilities	(926,931)	(853,043)

	($1,140,883)	($50,633)

(1)	Includes cumulative value on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

EMERGING MARKETS DEBT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

(g)	Fair Value Measurements

As of December 31, 2023, the Fund’s investments, as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities were as follows:

		Total Value at December 31, 2023	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$78,276,055	$–	$78,276,055	$–
	Foreign Government Bonds & Notes	131,107,821	–	131,107,821	–
	Short-Term Investments	4,507,168	–	4,507,168	–
	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	127,285	–	127,285	–
	Interest Rate Contracts
	Futures	186,879	186,879	–	–
	Swaps	847,955	–	847,955	–

	Total Interest Rate Contracts	1,034,834	186,879	847,955	–

	Total Asset - Derivatives	1,162,119	186,879	975,240	–

	Total Assets	215,053,163	186,879	214,866,284	–

Liabilities	Due to Custodian	(33,501)	–	(33,501)	–
	Derivatives:
	Credit Contracts
	Swaps	(748,950)	–	(748,950)	–
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(603,934)	–	(603,934)	–
	Interest Rate Contracts
	Swaps	(149,638)	–	(149,638)	–

	Total Liabilities - Derivatives	(1,502,522)	–	(1,502,522)	–

	Total Liabilities	(1,536,023)	–	(1,536,023)	–

	Total	$213,517,140	$186,879	$213,330,261	$–

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

DIVIDEND GROWTH PORTFOLIO

Schedule of Investments

December 31, 2023

	Shares	Value
PREFERRED STOCKS - 0.1%

Consumer, Cyclical - 0.1%

Dr Ing hc F Porsche AG ~	14,170	$1,248,052

Total Preferred Stocks (Cost $1,255,331)		1,248,052

COMMON STOCKS - 96.9%

Basic Materials - 2.8%

Air Products & Chemicals, Inc.	12,938	3,542,424
Linde PLC	27,540	11,310,953
Nutrien Ltd. (Canada)	18,033	1,015,799
RPM International, Inc.	22,690	2,532,885
Sherwin-Williams Co.	21,224	6,619,766

		25,021,827

Communications - 0.5%

T-Mobile U.S., Inc.	31,406	5,035,324

Consumer, Cyclical - 9.9%

Costco Wholesale Corp.	8,205	5,415,956
Cummins, Inc.	14,958	3,583,488
Dollar General Corp.	17,203	2,338,748
Hilton Worldwide Holdings, Inc.	61,290	11,160,296
Home Depot, Inc.	34,150	11,834,683
Las Vegas Sands Corp.	71,315	3,509,411
Marriott International, Inc. Class A	11,130	2,509,926
McDonald’s Corp.	33,740	10,004,247
NIKE, Inc. Class B	42,485	4,612,596
Ross Stores, Inc.	87,505	12,109,817
Target Corp.	32,280	4,597,318
Tractor Supply Co.	15,433	3,318,558
Walmart, Inc.	58,477	9,218,899
Yum! Brands, Inc.	38,578	5,040,602

		89,254,545

Consumer, Non-Cyclical - 25.2%

AbbVie, Inc.	52,164	8,083,855
Agilent Technologies, Inc.	57,119	7,941,255
AstraZeneca PLC ADR (United Kingdom)	140,794	9,482,476
Automatic Data Processing, Inc.	19,856	4,625,852
Avery Dennison Corp.	35,240	7,124,118
Becton Dickinson & Co.	38,886	9,481,573
Cigna Group	15,400	4,611,530
Coca-Cola Co.	169,954	10,015,389
Colgate-Palmolive Co.	115,940	9,241,577
Constellation Brands, Inc. Class A	16,211	3,919,009
Danaher Corp.	44,170	10,218,288
Elevance Health, Inc.	15,728	7,416,696
Eli Lilly & Co.	23,228	13,540,066
Equifax, Inc.	14,412	3,563,944
GE HealthCare Technologies, Inc.	66,406	5,134,512
Johnson & Johnson	36,935	5,789,192
Kenvue, Inc.	182,078	3,920,139
McKesson Corp.	28,547	13,216,690
Medtronic PLC	21,587	1,778,337
Mondelez International, Inc. Class A	174,653	12,650,117
Nestle SA	28,001	3,245,872
PepsiCo, Inc.	52,942	8,991,669
Philip Morris International, Inc.	85,969	8,087,964
S&P Global, Inc.	11,280	4,969,066
Stryker Corp.	32,127	9,620,752
Thermo Fisher Scientific, Inc.	25,882	13,737,907
UnitedHealth Group, Inc.	36,237	19,077,693
Zoetis, Inc.	45,036	8,888,755

		228,374,293

	Shares	Value
Energy - 4.2%

EOG Resources, Inc.	65,291	$7,896,946
EQT Corp.	130,179	5,032,720
Exxon Mobil Corp.	108,045	10,802,339
Schlumberger NV	172,447	8,974,142
TotalEnergies SE (France)	31,052	2,111,504
Williams Cos., Inc.	96,356	3,356,080

		38,173,731

Financial - 17.5%

American Express Co.	45,278	8,482,381
American Tower Corp. REIT	41,112	8,875,259
Aon PLC Class A	17,156	4,992,739
Bank of America Corp.	302,950	10,200,326
Charles Schwab Corp.	143,014	9,839,363
Chubb Ltd.	74,403	16,815,078
Equity Residential REIT	144,791	8,855,418
Goldman Sachs Group, Inc.	12,101	4,668,203
Hartford Financial Services Group, Inc.	66,410	5,338,036
JPMorgan Chase & Co.	100,303	17,061,540
Marsh & McLennan Cos., Inc.	78,723	14,915,647
Morgan Stanley	100,770	9,396,803
Progressive Corp.	40,658	6,476,006
Rexford Industrial Realty, Inc. REIT	87,092	4,885,861
Visa, Inc. Class A	77,615	20,207,065
Wells Fargo & Co.	143,870	7,081,281

		158,091,006

Industrial - 13.9%

Amphenol Corp. Class A	103,394	10,249,447
Ball Corp.	44,822	2,578,162
CSX Corp.	136,209	4,722,366
General Electric Co.	125,891	16,067,468
Honeywell International, Inc.	61,793	12,958,610
Howmet Aerospace, Inc.	133,474	7,223,613
Illinois Tool Works, Inc.	16,499	4,321,748
JB Hunt Transport Services, Inc.	21,607	4,315,782
Northrop Grumman Corp.	19,694	9,219,549
Old Dominion Freight Line, Inc.	13,755	5,575,314
Otis Worldwide Corp.	49,222	4,403,892
Schneider Electric SE	29,042	5,846,334
Stanley Black & Decker, Inc.	50,664	4,970,139
TE Connectivity Ltd.	51,837	7,283,099
Trane Technologies PLC	22,208	5,416,531
Union Pacific Corp.	38,672	9,498,617
Veralto Corp.	15,228	1,252,655
Waste Connections, Inc.	63,362	9,458,046

		125,361,372

Technology - 20.4%

Accenture PLC Class A	49,809	17,478,476
Analog Devices, Inc.	21,100	4,189,616
Apple, Inc.	211,703	40,759,179
Applied Materials, Inc.	60,000	9,724,200
Broadridge Financial Solutions, Inc.	52,234	10,747,146
KLA Corp.	19,430	11,294,659
Microchip Technology, Inc.	81,601	7,358,778
Microsoft Corp.	155,886	58,619,371
QUALCOMM, Inc.	26,896	3,889,968
Roper Technologies, Inc.	25,898	14,118,813
Texas Instruments, Inc.	37,378	6,371,454

		184,551,660

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

DIVIDEND GROWTH PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Shares	Value
Utilities - 2.5%

Ameren Corp.	84,286	$6,097,249
Atmos Energy Corp.	36,168	4,191,871
CMS Energy Corp.	94,118	5,465,432
NextEra Energy, Inc.	53,786	3,266,962
WEC Energy Group, Inc.	41,087	3,458,293

		22,479,807

Total Common Stocks (Cost $633,654,514)		876,343,565

	Principal Amount

SHORT-TERM INVESTMENTS - 2.9%

Repurchase Agreements - 2.9%

Fixed Income Clearing Corp. 4.950% due 01/02/24 (Dated 12/29/23, repurchase price of $25,887,227; collateralized by U.S. Treasury Notes: 1.125% due 02/29/28 and value $26,390,546)	$25,872,997	25,872,997

Total Short-Term Investments (Cost $25,872,997)		25,872,997

TOTAL INVESTMENTS - 99.9% (Cost $660,782,842)		903,464,614

OTHER ASSETS & LIABILITIES, NET - 0.1%		481,841

NET ASSETS - 100.0%		$903,946,455

Notes to Schedule of Investments

(a)	As of December 31, 2023, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	25.2%
Technology	20.4%
Financial	17.5%
Industrial	13.9%
Consumer, Cyclical	10.0%
Energy	4.2%
Others (each less than 3.0%)	8.7%

99.9%
Other Assets & Liabilities, Net	0.1%

100.0%

(b)	Fair Value Measurements

As of December 31, 2023, the Fund’s investments, as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities were as follows:

		Total Value at December 31, 2023	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Preferred Stocks	$1,248,052	$–	$1,248,052	$–
	Common Stocks
	Basic Materials	25,021,827	25,021,827	–	–
	Communications	5,035,324	5,035,324	–	–
	Consumer, Cyclical	89,254,545	89,254,545	–	–
	Consumer, Non-Cyclical	228,374,293	225,128,421	3,245,872	–
	Energy	38,173,731	36,062,227	2,111,504	–
	Financial	158,091,006	158,091,006	–	–
	Industrial	125,361,372	119,515,038	5,846,334	–
	Technology	184,551,660	184,551,660	–	–
	Utilities	22,479,807	22,479,807	–	–

	Total Common Stocks	876,343,565	865,139,855	11,203,710	–

	Short-Term Investments	25,872,997	–	25,872,997	–

	Total	$903,464,614	$865,139,855	$38,324,759	$–

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

EQUITY INDEX PORTFOLIO

Schedule of Investments

December 31, 2023

	Shares	Value
COMMON STOCKS - 98.8%

Basic Materials - 2.0%

Air Products & Chemicals, Inc.	25,212	$6,903,046
Albemarle Corp.	13,583	1,962,472
Celanese Corp.	10,995	1,708,293
CF Industries Holdings, Inc.	21,289	1,692,476
Dow, Inc.	79,905	4,381,990
DuPont de Nemours, Inc.	48,365	3,720,719
Eastman Chemical Co.	12,689	1,139,726
Ecolab, Inc.	27,911	5,536,147
FMC Corp.	14,448	910,946
Freeport-McMoRan, Inc.	161,705	6,883,782
International Flavors & Fragrances, Inc.	29,169	2,361,814
International Paper Co.	38,497	1,391,667
Linde PLC	54,534	22,397,659
LyondellBasell Industries NV Class A	28,992	2,756,559
Mosaic Co.	38,002	1,357,812
Newmont Corp.	130,132	5,386,164
Nucor Corp.	27,649	4,812,032
PPG Industries, Inc.	26,246	3,925,089
Sherwin-Williams Co.	26,727	8,336,151
Steel Dynamics, Inc.	17,533	2,070,647

		89,635,191

Communications - 13.9%

Airbnb, Inc. Class A *	48,165	6,557,183
Alphabet, Inc. Class A *	665,573	92,973,892
Alphabet, Inc. Class C *	560,165	78,944,053
Amazon.com, Inc. *	1,022,759	155,398,003
Arista Networks, Inc. *	27,867	6,562,957
AT&T, Inc.	801,842	13,454,909
Booking Holdings, Inc. *	3,924	13,919,291
CDW Corp.	15,320	3,482,542
Charter Communications, Inc. Class A *	11,485	4,463,990
Cisco Systems, Inc.	455,548	23,014,285
Comcast Corp. Class A	451,622	19,803,625
Corning, Inc.	87,934	2,677,590
eBay, Inc.	60,051	2,619,425
Etsy, Inc. *	14,276	1,157,070
Expedia Group, Inc. *	14,995	2,276,091
F5, Inc. *	7,043	1,260,556
FactSet Research Systems, Inc.	4,457	2,126,212
Fox Corp. Class A	26,040	772,607
Fox Corp. Class B	14,368	397,275
Gen Digital, Inc.	65,904	1,503,929
Interpublic Group of Cos., Inc.	41,460	1,353,254
Juniper Networks, Inc.	36,259	1,068,915
Match Group, Inc. *	30,383	1,108,980
Meta Platforms, Inc. Class A *	249,630	88,359,035
Motorola Solutions, Inc.	18,485	5,787,469
Netflix, Inc. *	49,224	23,966,181
News Corp. Class A	44,294	1,087,418
News Corp. Class B	11,270	289,864
Omnicom Group, Inc.	22,852	1,976,927
Palo Alto Networks, Inc. *	34,529	10,181,912
Paramount Global Class B	56,064	829,187
T-Mobile U.S., Inc.	57,228	9,175,365
Uber Technologies, Inc. *	231,439	14,249,699
VeriSign, Inc. *	10,174	2,095,437
Verizon Communications, Inc.	474,882	17,903,051
Walt Disney Co.	205,335	18,539,697
Warner Bros Discovery, Inc. *	249,694	2,841,518

		634,179,394

Consumer, Cyclical - 9.0%

American Airlines Group, Inc. *	73,874	1,015,029
Aptiv PLC *	31,299	2,808,146
AutoZone, Inc. *	1,983	5,127,265

	Shares	Value
Bath & Body Works, Inc.	24,241	$1,046,242
Best Buy Co., Inc.	22,158	1,734,528
BorgWarner, Inc.	27,071	970,495
Caesars Entertainment, Inc. *	25,691	1,204,394
CarMax, Inc. *	17,570	1,348,322
Carnival Corp. *	111,201	2,061,667
Chipotle Mexican Grill, Inc. *	3,077	7,036,976
Copart, Inc. *	96,284	4,717,916
Costco Wholesale Corp.	49,793	32,867,363
Cummins, Inc.	15,765	3,776,821
Darden Restaurants, Inc.	13,788	2,265,368
Delta Air Lines, Inc.	72,066	2,899,215
Dollar General Corp.	24,746	3,364,219
Dollar Tree, Inc. *	22,989	3,265,587
Domino’s Pizza, Inc.	3,903	1,608,934
DR Horton, Inc.	33,893	5,151,058
Fastenal Co.	63,873	4,137,054
Ford Motor Co.	442,311	5,391,771
General Motors Co.	156,119	5,607,795
Genuine Parts Co.	16,283	2,255,196
Hasbro, Inc.	15,081	770,036
Hilton Worldwide Holdings, Inc.	28,841	5,251,658
Home Depot, Inc.	112,473	38,977,518
Las Vegas Sands Corp.	37,334	1,837,206
Lennar Corp. Class A	28,430	4,237,207
Live Nation Entertainment, Inc. *	16,213	1,517,537
LKQ Corp.	29,051	1,388,347
Lowe’s Cos., Inc.	64,906	14,444,830
Lululemon Athletica, Inc. *	12,811	6,550,136
Marriott International, Inc. Class A	27,696	6,245,725
McDonald’s Corp.	81,576	24,188,100
MGM Resorts International	30,067	1,343,394
NIKE, Inc. Class B	138,333	15,018,814
Norwegian Cruise Line Holdings Ltd. *	48,659	975,126
NVR, Inc. *	338	2,366,152
O’Reilly Automotive, Inc. *	6,654	6,321,832
PACCAR, Inc.	59,253	5,786,055
Pool Corp.	4,427	1,765,089
PulteGroup, Inc.	25,006	2,581,119
Ralph Lauren Corp.	4,766	687,257
Ross Stores, Inc.	38,056	5,266,570
Royal Caribbean Cruises Ltd. *	24,428	3,163,182
Southwest Airlines Co.	67,815	1,958,497
Starbucks Corp.	129,104	12,395,275
Tapestry, Inc.	24,193	890,544
Target Corp.	52,252	7,441,730
Tesla, Inc. *	311,043	77,287,965
TJX Cos., Inc.	128,670	12,070,533
Tractor Supply Co.	11,932	2,565,738
Ulta Beauty, Inc. *	5,652	2,769,423
United Airlines Holdings, Inc. *	38,529	1,589,707
VF Corp.	36,418	684,658
Walgreens Boots Alliance, Inc.	81,786	2,135,432
Walmart, Inc.	160,364	25,281,385
Whirlpool Corp.	6,457	786,269
WW Grainger, Inc.	5,027	4,165,825
Wynn Resorts Ltd.	10,715	976,244
Yum! Brands, Inc.	31,925	4,171,321

		409,514,797

Consumer, Non-Cyclical - 18.7%

Abbott Laboratories	195,859	21,558,200
AbbVie, Inc.	198,255	30,723,577
Agilent Technologies, Inc.	32,584	4,530,154
Align Technology, Inc. *	8,087	2,215,838
Altria Group, Inc.	197,312	7,959,566
Amgen, Inc.	60,155	17,325,843
Archer-Daniels-Midland Co.	59,969	4,330,961
Automatic Data Processing, Inc.	46,251	10,775,095

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

EQUITY INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Shares	Value
Avery Dennison Corp.	9,367	$1,893,633
Baxter International, Inc.	57,089	2,207,061
Becton Dickinson & Co.	32,308	7,877,660
Bio-Rad Laboratories, Inc. Class A *	2,240	723,274
Bio-Techne Corp.	17,632	1,360,485
Biogen, Inc. *	16,379	4,238,394
Boston Scientific Corp. *	163,109	9,429,331
Bristol-Myers Squibb Co.	228,841	11,741,832
Brown-Forman Corp. Class B	20,644	1,178,772
Bunge Global SA	16,867	1,702,724
Campbell Soup Co.	22,767	984,217
Cardinal Health, Inc.	27,719	2,794,075
Catalent, Inc. *	21,035	945,103
Cencora, Inc.	18,691	3,838,758
Centene Corp. *	60,752	4,508,406
Charles River Laboratories International, Inc. *	5,633	1,331,641
Church & Dwight Co., Inc.	27,868	2,635,198
Cigna Group	32,873	9,843,820
Cintas Corp.	9,755	5,878,948
Clorox Co.	14,269	2,034,617
Coca-Cola Co.	437,613	25,788,534
Colgate-Palmolive Co.	93,131	7,423,472
Conagra Brands, Inc.	54,974	1,575,555
Constellation Brands, Inc. Class A	18,257	4,413,630
Cooper Cos., Inc.	5,567	2,106,775
Corteva, Inc.	78,140	3,744,469
CoStar Group, Inc. *	45,420	3,969,254
CVS Health Corp.	143,928	11,364,555
Danaher Corp.	74,193	17,163,809
DaVita, Inc. *	6,693	701,159
Dentsply Sirona, Inc.	24,679	878,326
Dexcom, Inc. *	43,219	5,363,046
Edwards Lifesciences Corp. *	68,506	5,223,582
Elevance Health, Inc.	26,516	12,503,885
Eli Lilly & Co.	89,682	52,277,431
Equifax, Inc.	14,004	3,463,049
Estee Lauder Cos., Inc. Class A	26,101	3,817,271
FleetCor Technologies, Inc. *	8,377	2,367,424
Gartner, Inc. *	8,767	3,954,881
GE HealthCare Technologies, Inc.	40,965	3,167,414
General Mills, Inc.	65,000	4,234,100
Gilead Sciences, Inc.	140,967	11,419,737
Global Payments, Inc.	29,179	3,705,733
HCA Healthcare, Inc.	22,237	6,019,111
Henry Schein, Inc. *	14,141	1,070,615
Hershey Co.	16,549	3,085,396
Hologic, Inc. *	27,402	1,957,873
Hormel Foods Corp.	32,734	1,051,089
Humana, Inc.	13,935	6,379,582
IDEXX Laboratories, Inc. *	9,491	5,267,980
Illumina, Inc. *	18,171	2,530,130
Incyte Corp. *	21,164	1,328,888
Insulet Corp. *	7,813	1,695,265
Intuitive Surgical, Inc. *	39,715	13,398,252
IQVIA Holdings, Inc. *	20,879	4,830,983
J M Smucker Co.	11,318	1,430,369
Johnson & Johnson	270,737	42,435,317
Kellanova	28,444	1,590,304
Kenvue, Inc.	196,593	4,232,647
Keurig Dr Pepper, Inc.	113,650	3,786,818
Kimberly-Clark Corp.	37,996	4,616,894
Kraft Heinz Co.	88,413	3,269,513
Kroger Co.	75,247	3,439,540
Laboratory Corp. of America Holdings	9,512	2,161,982
Lamb Weston Holdings, Inc.	16,937	1,830,720
MarketAxess Holdings, Inc.	4,303	1,260,134
McCormick & Co., Inc.	28,263	1,933,754
McKesson Corp.	14,965	6,928,496
Medtronic PLC	150,643	12,409,970
Merck & Co., Inc.	284,991	31,069,719

	Shares	Value
Moderna, Inc. *	36,760	$3,655,782
Molina Healthcare, Inc. *	6,482	2,342,011
Molson Coors Beverage Co. Class B	20,130	1,232,157
Mondelez International, Inc. Class A	153,990	11,153,496
Monster Beverage Corp. *	83,531	4,812,221
Moody’s Corp.	17,827	6,962,513
PayPal Holdings, Inc. *	121,254	7,446,208
PepsiCo, Inc.	154,625	26,261,510
Pfizer, Inc.	635,029	18,282,485
Philip Morris International, Inc.	175,198	16,482,628
Procter & Gamble Co.	265,069	38,843,211
Quanta Services, Inc.	16,274	3,511,929
Quest Diagnostics, Inc.	12,931	1,782,926
Regeneron Pharmaceuticals, Inc. *	12,058	10,590,421
ResMed, Inc.	16,602	2,855,876
Revvity, Inc.	13,889	1,518,207
Robert Half, Inc.	12,427	1,092,582
Rollins, Inc.	27,278	1,191,230
S&P Global, Inc.	36,439	16,052,108
STERIS PLC	11,184	2,458,802
Stryker Corp.	38,109	11,412,121
Sysco Corp.	57,397	4,197,443
Teleflex, Inc.	5,288	1,318,510
Thermo Fisher Scientific, Inc.	43,454	23,064,949
Tyson Foods, Inc. Class A	32,118	1,726,343
United Rentals, Inc.	7,514	4,308,678
UnitedHealth Group, Inc.	104,023	54,764,989
Universal Health Services, Inc. Class B	6,516	993,299
Verisk Analytics, Inc.	16,521	3,946,206
Vertex Pharmaceuticals, Inc. *	28,943	11,776,617
Viatris, Inc.	136,711	1,480,580
Waters Corp. *	6,649	2,189,050
West Pharmaceutical Services, Inc.	8,209	2,890,553
Zimmer Biomet Holdings, Inc.	23,807	2,897,312
Zoetis, Inc.	51,701	10,204,226

		853,904,794

Energy - 4.0%

APA Corp.	34,671	1,243,995
Baker Hughes Co.	113,343	3,874,064
Chevron Corp.	197,446	29,451,045
ConocoPhillips	133,543	15,500,336
Coterra Energy, Inc.	85,334	2,177,724
Devon Energy Corp.	73,380	3,324,114
Diamondback Energy, Inc.	20,381	3,160,685
Enphase Energy, Inc. *	15,774	2,084,376
EOG Resources, Inc.	65,860	7,965,767
EQT Corp.	41,200	1,592,792
Exxon Mobil Corp.	450,502	45,041,190
First Solar, Inc. *	11,176	1,925,401
Halliburton Co.	101,139	3,656,175
Hess Corp.	31,224	4,501,252
Kinder Morgan, Inc.	221,165	3,901,351
Marathon Oil Corp.	63,942	1,544,839
Marathon Petroleum Corp.	42,703	6,335,417
Occidental Petroleum Corp.	74,956	4,475,623
ONEOK, Inc.	65,910	4,628,200
Phillips 66	49,268	6,559,542
Pioneer Natural Resources Co.	26,305	5,915,468
Schlumberger NV	161,370	8,397,695
Targa Resources Corp.	25,252	2,193,641
Valero Energy Corp.	38,290	4,977,700
Williams Cos., Inc.	137,238	4,780,000

		179,208,392

Financial - 13.9%

Aflac, Inc.	59,808	4,934,160
Alexandria Real Estate Equities, Inc. REIT	18,195	2,306,580
Allstate Corp.	29,061	4,067,959

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

EQUITY INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Shares	Value
American Express Co.	64,748	$12,129,890
American International Group, Inc.	79,583	5,391,748
American Tower Corp. REIT	52,505	11,334,779
Ameriprise Financial, Inc.	11,569	4,394,253
Aon PLC Class A	22,494	6,546,204
Arch Capital Group Ltd. *	41,552	3,086,067
Arthur J Gallagher & Co.	24,500	5,509,560
Assurant, Inc.	5,817	980,106
AvalonBay Communities, Inc. REIT	16,004	2,996,269
Bank of America Corp.	774,322	26,071,422
Bank of New York Mellon Corp.	81,940	4,264,977
Berkshire Hathaway, Inc. Class B *	204,625	72,981,553
BlackRock, Inc.	15,680	12,729,024
Blackstone, Inc.	80,180	10,497,166
Boston Properties, Inc. REIT	15,602	1,094,792
Brown & Brown, Inc.	26,420	1,878,726
Camden Property Trust REIT	12,249	1,216,203
Capital One Financial Corp.	43,017	5,640,389
Cboe Global Markets, Inc.	11,891	2,123,257
CBRE Group, Inc. Class A *	35,103	3,267,738
Charles Schwab Corp.	167,424	11,518,771
Chubb Ltd.	45,816	10,354,416
Cincinnati Financial Corp.	17,742	1,835,587
Citigroup, Inc.	214,825	11,050,598
Citizens Financial Group, Inc.	53,926	1,787,108
CME Group, Inc.	40,275	8,481,915
Comerica, Inc.	13,906	776,094
Crown Castle, Inc. REIT	49,114	5,657,442
Digital Realty Trust, Inc. REIT	32,250	4,340,205
Discover Financial Services	27,709	3,114,492
Equinix, Inc. REIT	10,521	8,473,508
Equity Residential REIT	39,346	2,406,401
Essex Property Trust, Inc. REIT	7,361	1,825,086
Everest Group Ltd.	4,342	1,535,244
Extra Space Storage, Inc. REIT	24,092	3,862,670
Federal Realty Investment Trust REIT	8,328	858,200
Fifth Third Bancorp	77,136	2,660,421
Franklin Resources, Inc.	31,577	940,679
Globe Life, Inc.	9,348	1,137,839
Goldman Sachs Group, Inc.	36,676	14,148,501
Hartford Financial Services Group, Inc.	33,403	2,684,933
Healthpeak Properties, Inc. REIT	61,010	1,207,998
Host Hotels & Resorts, Inc. REIT	83,118	1,618,307
Huntington Bancshares, Inc.	158,157	2,011,757
Intercontinental Exchange, Inc.	63,421	8,145,159
Invesco Ltd.	50,174	895,104
Invitation Homes, Inc. REIT	63,897	2,179,527
Iron Mountain, Inc. REIT	33,579	2,349,858
JPMorgan Chase & Co.	325,140	55,306,314
KeyCorp	103,882	1,495,901
Kimco Realty Corp. REIT	67,408	1,436,464
Loews Corp.	20,669	1,438,356
M&T Bank Corp.	18,819	2,579,709
Marsh & McLennan Cos., Inc.	55,840	10,580,005
Mastercard, Inc. Class A	93,132	39,721,729
MetLife, Inc.	70,932	4,690,733
Mid-America Apartment Communities, Inc. REIT	12,943	1,740,316
Morgan Stanley	142,136	13,254,182
Nasdaq, Inc.	38,864	2,259,553
Northern Trust Corp.	23,614	1,992,549
PNC Financial Services Group, Inc.	44,919	6,955,707
Principal Financial Group, Inc.	25,167	1,979,888
Progressive Corp.	65,797	10,480,146
Prologis, Inc. REIT	103,565	13,805,215
Prudential Financial, Inc.	40,082	4,156,904
Public Storage REIT	17,803	5,429,915
Raymond James Financial, Inc.	20,722	2,310,503
Realty Income Corp. REIT	80,071	4,597,677
Regency Centers Corp. REIT	17,121	1,147,107
Regions Financial Corp.	108,560	2,103,893

	Shares	Value
SBA Communications Corp. REIT	12,484	$3,167,066
Simon Property Group, Inc. REIT	36,637	5,225,902
State Street Corp.	34,241	2,652,308
Synchrony Financial	46,230	1,765,524
T Rowe Price Group, Inc.	25,299	2,724,449
Travelers Cos., Inc.	25,593	4,875,211
Truist Financial Corp.	150,486	5,555,943
U.S. Bancorp	175,889	7,612,476
UDR, Inc. REIT	33,910	1,298,414
Ventas, Inc. REIT	46,222	2,303,704
VICI Properties, Inc. REIT	115,942	3,696,231
Visa, Inc. Class A	179,271	46,673,205
W R Berkley Corp.	23,655	1,672,882
Wells Fargo & Co.	408,436	20,103,220
Welltower, Inc. REIT	62,524	5,637,789
Weyerhaeuser Co. REIT	81,743	2,842,204
Willis Towers Watson PLC	11,941	2,880,169
Zions Bancorp NA	17,603	772,244

		634,222,349

Industrial - 7.6%

3M Co.	62,310	6,811,729
Allegion PLC	10,056	1,273,995
Amcor PLC	162,973	1,571,060
AMETEK, Inc.	25,698	4,237,343
Amphenol Corp. Class A	67,233	6,664,807
AO Smith Corp.	14,802	1,220,277
Axon Enterprise, Inc. *	7,756	2,003,607
Ball Corp.	35,791	2,058,698
Boeing Co. *	63,849	16,642,880
Builders FirstSource, Inc. *	13,878	2,316,793
Carrier Global Corp.	93,602	5,377,435
Caterpillar, Inc.	57,630	17,039,462
CH Robinson Worldwide, Inc.	13,856	1,197,020
CSX Corp.	222,247	7,705,303
Deere & Co.	30,123	12,045,284
Dover Corp.	16,269	2,502,335
Eaton Corp. PLC	45,208	10,886,991
Emerson Electric Co.	63,648	6,194,860
Expeditors International of Washington, Inc.	15,931	2,026,423
FedEx Corp.	25,895	6,550,658
Fortive Corp.	39,097	2,878,712
Garmin Ltd.	17,915	2,302,794
Generac Holdings, Inc. *	7,119	920,060
General Dynamics Corp.	25,407	6,597,436
General Electric Co.	122,337	15,613,871
Honeywell International, Inc.	74,143	15,548,529
Howmet Aerospace, Inc.	40,665	2,200,790
Hubbell, Inc.	6,061	1,993,645
Huntington Ingalls Industries, Inc.	4,604	1,195,383
IDEX Corp.	8,297	1,801,362
Illinois Tool Works, Inc.	31,020	8,125,379
Ingersoll Rand, Inc.	45,835	3,544,879
Jabil, Inc.	14,389	1,833,159
Jacobs Solutions, Inc.	14,550	1,888,590
JB Hunt Transport Services, Inc.	9,458	1,889,141
Johnson Controls International PLC	77,877	4,488,830
Keysight Technologies, Inc. *	20,360	3,239,072
L3Harris Technologies, Inc.	21,529	4,534,438
Lockheed Martin Corp.	24,833	11,255,309
Martin Marietta Materials, Inc.	7,051	3,517,814
Masco Corp.	24,488	1,640,206
Mettler-Toledo International, Inc. *	2,498	3,029,974
Mohawk Industries, Inc. *	5,906	611,271
Nordson Corp.	5,993	1,583,111
Norfolk Southern Corp.	25,572	6,044,709
Northrop Grumman Corp.	16,072	7,523,946
Old Dominion Freight Line, Inc.	10,124	4,103,561
Otis Worldwide Corp.	46,427	4,153,824
Packaging Corp. of America	10,504	1,711,207

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

EQUITY INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Shares	Value
Parker-Hannifin Corp.	14,499	$6,679,689
Pentair PLC	18,808	1,367,530
Republic Services, Inc.	22,937	3,782,541
Rockwell Automation, Inc.	12,844	3,987,805
RTX Corp.	161,715	13,606,700
Snap-on, Inc.	5,776	1,668,340
Stanley Black & Decker, Inc.	16,912	1,659,067
TE Connectivity Ltd.	34,619	4,863,969
Teledyne Technologies, Inc. *	5,427	2,422,016
Textron, Inc.	22,859	1,838,321
Trane Technologies PLC	25,612	6,246,767
TransDigm Group, Inc.	6,234	6,306,314
Trimble, Inc. *	28,669	1,525,191
Union Pacific Corp.	68,442	16,810,724
United Parcel Service, Inc. Class B	81,339	12,788,931
Veralto Corp.	24,731	2,034,372
Vulcan Materials Co.	15,124	3,433,299
Waste Management, Inc.	41,676	7,464,172
Westinghouse Air Brake Technologies Corp.	20,015	2,539,903
Westrock Co.	27,481	1,141,011
Xylem, Inc.	27,131	3,102,701

		347,367,325

Technology - 27.4%

Accenture PLC Class A	70,585	24,768,982
Adobe, Inc. *	51,206	30,549,500
Advanced Micro Devices, Inc. *	181,548	26,761,991
Akamai Technologies, Inc. *	17,441	2,064,142
Analog Devices, Inc.	55,956	11,110,623
ANSYS, Inc. *	9,838	3,570,013
Apple, Inc.	1,644,205	316,558,789
Applied Materials, Inc.	94,020	15,237,821
Autodesk, Inc. *	23,863	5,810,163
Broadcom, Inc.	49,366	55,104,797
Broadridge Financial Solutions, Inc.	13,133	2,702,115
Cadence Design Systems, Inc. *	30,632	8,343,238
Ceridian HCM Holding, Inc. *	17,149	1,151,041
Cognizant Technology Solutions Corp. Class A	56,792	4,289,500
Electronic Arts, Inc.	27,850	3,810,159
EPAM Systems, Inc. *	6,682	1,986,826
Fair Isaac Corp. *	2,763	3,216,160
Fidelity National Information Services, Inc.	66,341	3,985,104
Fiserv, Inc. *	67,500	8,966,700
Fortinet, Inc. *	71,203	4,167,512
Hewlett Packard Enterprise Co.	147,770	2,509,135
HP, Inc.	100,376	3,020,314
Intel Corp.	470,292	23,632,173
International Business Machines Corp.	102,632	16,785,464
Intuit, Inc.	31,565	19,729,072
Jack Henry & Associates, Inc.	8,352	1,364,800
KLA Corp.	15,247	8,863,081
Lam Research Corp.	14,822	11,609,480
Leidos Holdings, Inc.	15,121	1,636,697
Microchip Technology, Inc.	61,704	5,564,467
Micron Technology, Inc.	122,972	10,494,430
Microsoft Corp.	835,876	314,322,811
Monolithic Power Systems, Inc.	5,170	3,261,133
MSCI, Inc.	8,911	5,040,507
NetApp, Inc.	23,533	2,074,669
NVIDIA Corp.	277,791	137,567,659
NXP Semiconductors NV (China)	29,127	6,689,889
ON Semiconductor Corp. *	48,646	4,063,400
Oracle Corp.	177,844	18,750,093
Paychex, Inc.	36,286	4,322,025
Paycom Software, Inc.	5,716	1,181,612
PTC, Inc. *	11,906	2,083,074
Qorvo, Inc. *	10,835	1,220,129
QUALCOMM, Inc.	125,175	18,104,060
Roper Technologies, Inc.	11,984	6,533,317
Salesforce, Inc. *	109,429	28,795,147

	Shares	Value
Seagate Technology Holdings PLC	21,636	$1,847,065
ServiceNow, Inc. *	22,980	16,235,140
Skyworks Solutions, Inc.	17,456	1,962,404
Synopsys, Inc. *	17,104	8,807,021
Take-Two Interactive Software, Inc. *	17,842	2,871,670
Teradyne, Inc.	18,041	1,957,809
Texas Instruments, Inc.	102,536	17,478,287
Tyler Technologies, Inc. *	4,643	1,941,331
Western Digital Corp. *	34,800	1,822,476
Zebra Technologies Corp. Class A *	5,848	1,598,434

		1,249,895,451

Utilities - 2.3%

AES Corp.	75,668	1,456,609
Alliant Energy Corp.	28,136	1,443,377
Ameren Corp.	29,641	2,144,230
American Electric Power Co., Inc.	57,887	4,701,582
American Water Works Co., Inc.	22,291	2,942,189
Atmos Energy Corp.	16,538	1,916,754
CenterPoint Energy, Inc.	71,434	2,040,869
CMS Energy Corp.	32,240	1,872,177
Consolidated Edison, Inc.	38,810	3,530,546
Constellation Energy Corp.	36,008	4,208,975
Dominion Energy, Inc.	93,508	4,394,876
DTE Energy Co.	21,893	2,413,922
Duke Energy Corp.	87,576	8,498,375
Edison International	43,214	3,089,369
Entergy Corp.	23,801	2,408,423
Evergy, Inc.	25,703	1,341,697
Eversource Energy	40,278	2,485,958
Exelon Corp.	111,735	4,011,286
FirstEnergy Corp.	58,295	2,137,095
NextEra Energy, Inc.	228,971	13,907,699
NiSource, Inc.	46,075	1,223,291
NRG Energy, Inc.	24,496	1,266,443
PG&E Corp.	236,245	4,259,497
Pinnacle West Capital Corp.	13,040	936,794
PPL Corp.	82,607	2,238,650
Public Service Enterprise Group, Inc.	55,682	3,404,954
Sempra	71,296	5,327,950
Southern Co.	122,178	8,567,121
WEC Energy Group, Inc.	35,918	3,023,218
Xcel Energy, Inc.	63,216	3,913,703

		105,107,629

Total Common Stocks (Cost $2,348,059,840)		4,503,035,322

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

EQUITY INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

Principal Amount		Value
SHORT-TERM INVESTMENTS - 1.1%

Repurchase Agreements - 1.1%

Fixed Income Clearing Corp. 4.950% due 01/02/24 (Dated 12/29/23, repurchase price of $52,382,321; collateralized by U.S. Treasury Notes: 0.125% - 3.500% due 04/30/30 - 01/15/32 and value $53,400,628)	$52,353,527	$52,353,527

Total Short-Term Investments (Cost $52,353,527)		52,353,527

TOTAL INVESTMENTS - 99.9% (Cost $2,400,413,367)		4,555,388,849

DERIVATIVES - 0.0%		953,906

OTHER ASSETS & LIABILITIES, NET - 0.1%		5,101,517

NET ASSETS - 100.0%		$4,561,444,272

Notes to Schedule of Investments

(a)	As of December 31, 2023, the Fund’s composition by sector as a percentage of net assets was as follows:

Technology	27.4%
Consumer, Non-Cyclical	18.7%
Financial	13.9%
Communications	13.9%
Consumer, Cyclical	9.0%
Industrial	7.6%
Energy	4.0%
Others (each less than 3.0%)	5.4%

99.9%
Derivatives	0.0%
Other Assets & Liabilities, Net	0.1%

100.0%

(b)	As of December 31, 2023, open futures contracts outstanding were as follows:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
CME E-Mini Standard & Poor’s 500 Index	03/24	240	$56,886,094	$57,840,000	$953,906

(c)	Fair Value Measurements

As of December 31, 2023, the Fund’s investments, as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities were as follows:

		Total Value at December 31, 2023	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$4,503,035,322	$4,503,035,322	$–	$–
	Short-Term Investments	52,353,527	–	52,353,527	–
	Derivatives:
	Equity Contracts
	Futures	953,906	953,906	–	–

	Total	$4,556,342,755	$4,503,989,228	$52,353,527	$–

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

FOCUSED GROWTH PORTFOLIO

Schedule of Investments

December 31, 2023

	Shares	Value
COMMON STOCKS - 98.7%

Basic Materials - 2.9%

Freeport-McMoRan, Inc.	231,609	$9,859,595
Linde PLC	43,322	17,792,779

		27,652,374

Communications - 19.4%

Alphabet, Inc. Class C *	303,750	42,807,487
Amazon.com, Inc. *	358,308	54,441,318
Booking Holdings, Inc. *	9,162	32,499,630
MercadoLibre, Inc. * (Brazil)	5,256	8,260,014
Meta Platforms, Inc. Class A *	140,720	49,809,251

		187,817,700

Consumer, Cyclical - 8.3%

Caesars Entertainment, Inc. *	180,390	8,456,683
Core & Main, Inc. Class A *	799,553	32,309,937
LVMH Moet Hennessy Louis Vuitton SE (France)	20,208	16,419,744
Rivian Automotive, Inc. Class A *	234,112	5,492,268
TJX Cos., Inc.	186,276	17,474,552

		80,153,184

Consumer, Non-Cyclical - 16.2%

AbbVie, Inc.	150,210	23,278,044
Argenx SE ADR * (Netherlands)	14,809	5,633,788
CoStar Group, Inc. *	265,574	23,208,512
Danaher Corp.	92,224	21,335,100
Eli Lilly & Co.	30,279	17,650,235
Illumina, Inc. *	100,073	13,934,165
Madrigal Pharmaceuticals, Inc. *	33,421	7,732,951
Teleflex, Inc.	112,436	28,034,792
UnitedHealth Group, Inc.	19,535	10,284,591
Vaxcyte, Inc. *	81,213	5,100,176

		156,192,354

Financial - 10.1%

American Tower Corp. REIT	83,736	18,076,927
Cullen/Frost Bankers, Inc.	105,353	11,429,747
Mastercard, Inc. Class A	60,326	25,729,642
Progressive Corp.	129,899	20,690,313
Visa, Inc. Class A	81,968	21,340,369

		97,266,998

Industrial - 7.1%

Crown Holdings, Inc.	187,919	17,305,461
Deere & Co.	53,160	21,257,089
Howmet Aerospace, Inc.	552,570	29,905,088

		68,467,638

Technology - 34.7%

Adobe, Inc. *	32,809	19,573,849
Advanced Micro Devices, Inc. *	85,768	12,643,061
Apple, Inc.	307,017	59,109,983
ASML Holding NV (Netherlands)	31,430	23,789,996
Atlassian Corp. Class A *	49,156	11,692,246
Marvell Technology, Inc.	192,700	11,621,737
Microsoft Corp.	285,513	107,364,308
NVIDIA Corp.	83,509	41,355,327
Texas Instruments, Inc.	88,620	15,106,165
Workday, Inc. Class A *	119,293	32,932,026

		335,188,698

Total Common Stocks (Cost $772,833,033)		952,738,946

	Principal Amount	Value

SHORT-TERM INVESTMENTS - 1.4%

U.S. Treasury Bills - 1.4%

0.000% due 01/02/24	$13,700,000	$13,700,000

Total Short-Term Investments (Cost $13,698,087)		13,700,000

TOTAL INVESTMENTS - 100.1% (Cost $786,531,120)		966,438,946

OTHER ASSETS & LIABILITIES, NET - (0.1%)		(821,122)

NET ASSETS - 100.0%		$965,617,824

Notes to Schedule of Investments

(a)	As of December 31, 2023, the Fund’s composition by sector as a percentage of net assets was as follows:

Technology	34.7%
Communications	19.4%
Consumer, Non-Cyclical	16.2%
Financial	10.1%
Consumer, Cyclical	8.3%
Industrial	7.1%
Others (each less than 3.0%)	4.3%

	100.1%
Other Assets & Liabilities, Net	(0.1%	)

	100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

FOCUSED GROWTH PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

(b)	Fair Value Measurements

As of December 31, 2023, the Fund’s investments, as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities were as follows:

		Total Value at December 31, 2023	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Basic Materials	$27,652,374	$27,652,374	$–	$–
	Communications	187,817,700	187,817,700	–	–
	Consumer, Cyclical	80,153,184	63,733,440	16,419,744	–
	Consumer, Non-Cyclical	156,192,354	156,192,354	–	–
	Financial	97,266,998	97,266,998	–	–
	Industrial	68,467,638	68,467,638	–	–
	Technology	335,188,698	335,188,698	–	–

	Total Common Stocks	952,738,946	936,319,202	16,419,744	–

	Short-Term Investments	13,700,000	–	13,700,000	–

	Total	$966,438,946	$936,319,202	$30,119,744	$–

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

GROWTH PORTFOLIO

Schedule of Investments

December 31, 2023

	Shares	Value
COMMON STOCKS - 99.3%

Basic Materials - 3.2%

Air Products & Chemicals, Inc.	36,620	$10,026,556
Linde PLC	65,974	27,096,181
Sherwin-Williams Co.	28,162	8,783,728

		45,906,465

Communications - 19.7%

Alphabet, Inc. Class A *	602,974	84,229,438
Alphabet, Inc. Class C *	164,940	23,244,994
Amazon.com, Inc. *	568,718	86,411,013
Meta Platforms, Inc. Class A *	188,896	66,861,628
Spotify Technology SA *	50,618	9,511,629
Uber Technologies, Inc. *	204,569	12,595,313

		282,854,015

Consumer, Cyclical - 4.1%

Chipotle Mexican Grill, Inc. *	1,433	3,277,214
Hilton Worldwide Holdings, Inc.	98,108	17,864,486
Las Vegas Sands Corp.	63,533	3,126,459
Lululemon Athletica, Inc. *	14,350	7,337,011
LVMH Moet Hennessy Louis Vuitton SE (France)	19,441	15,796,529
O’Reilly Automotive, Inc. *	11,729	11,143,488

		58,545,187

Consumer, Non-Cyclical - 15.8%

Agilent Technologies, Inc.	26,658	3,706,262
Argenx SE ADR * (Netherlands)	7,876	2,996,267
Becton Dickinson & Co.	25,787	6,287,644
Boston Scientific Corp. *	496,611	28,709,082
Colgate-Palmolive Co.	50,895	4,056,840
CoStar Group, Inc. *	204,925	17,908,396
Eli Lilly & Co.	62,344	36,341,564
Estee Lauder Cos., Inc. Class A	47,835	6,995,869
Gartner, Inc. *	29,009	13,086,250
ICON PLC *	17,922	5,073,181
Moody’s Corp.	3,620	1,413,827
Regeneron Pharmaceuticals, Inc. *	6,606	5,801,984
STERIS PLC	26,832	5,899,015
Thermo Fisher Scientific, Inc.	31,385	16,658,844
TransUnion	56,134	3,856,967
UnitedHealth Group, Inc.	7,495	3,945,893
Verisk Analytics, Inc.	106,582	25,458,176
Vertex Pharmaceuticals, Inc. *	68,666	27,939,509
Zoetis, Inc.	55,149	10,884,758

		227,020,328

Energy - 0.2%

Hess Corp.	21,191	3,054,895

Financial - 9.0%

Aon PLC Class A	10,303	2,998,379
Arthur J Gallagher & Co.	41,656	9,367,601
CME Group, Inc.	36,238	7,631,723
KKR & Co., Inc.	17,077	1,414,830
Mastercard, Inc. Class A	136,264	58,117,959
Visa, Inc. Class A	193,344	50,337,110

		129,867,602

Industrial - 7.4%

AMETEK, Inc.	112,451	18,542,045
Amphenol Corp. Class A	135,934	13,475,137
Canadian Pacific Kansas City Ltd. (NYSE) (Canada)	13,109	1,036,398
Eaton Corp. PLC	90,022	21,679,098
Howmet Aerospace, Inc.	189,619	10,262,180
Martin Marietta Materials, Inc.	12,364	6,168,523

	Shares	Value
Rockwell Automation, Inc.	24,750	$7,684,380
Vulcan Materials Co.	122,354	27,775,582

		106,623,343

Technology - 39.9%

Adobe, Inc. *	17,015	10,151,149
Apple, Inc.	407,601	78,475,421
Applied Materials, Inc.	37,464	6,071,791
ASML Holding NV (Netherlands)	30,951	23,427,431
Cadence Design Systems, Inc. *	101,447	27,631,119
Datadog, Inc. Class A *	24,288	2,948,077
Intuit, Inc.	31,232	19,520,937
KLA Corp.	20,060	11,660,878
Lam Research Corp.	16,087	12,600,304
Marvell Technology, Inc.	55,514	3,348,049
Microsoft Corp.	522,610	196,522,264
MSCI, Inc.	41,651	23,559,888
NVIDIA Corp.	184,300	91,269,046
ServiceNow, Inc. *	36,887	26,060,297
Synopsys, Inc. *	43,605	22,452,651
Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Taiwan)	49,673	5,165,992
Take-Two Interactive Software, Inc. *	46,972	7,560,143
Veeva Systems, Inc. Class A *	21,392	4,118,388

		572,543,825

Total Common Stocks (Cost $911,193,424)		1,426,415,660

	Principal Amount

SHORT-TERM INVESTMENTS - 0.8%

U.S. Government Agency Issues - 0.8%

Federal Home Loan Bank 11.124% due 01/02/24	$11,045,000	11,038,618

Total Short-Term Investments (Cost $11,043,404)		11,038,618

TOTAL INVESTMENTS - 100.1% (Cost $922,236,828)		1,437,454,278

OTHER ASSETS & LIABILITIES, NET - (0.1%)		(1,300,869)

NET ASSETS - 100.0%		$1,436,153,409

Notes to Schedule of Investments

(a)	As of December 31, 2023, the Fund’s composition by sector as a percentage of net assets was as follows:

Technology	39.9%
Communications	19.7%
Consumer, Non-Cyclical	15.8%
Financial	9.0%
Industrial	7.4%
Consumer, Cyclical	4.1%
Basic Materials	3.2%
Others (each less than 3.0%)	1.0%

	100.1%
Other Assets & Liabilities, Net	(0.1%	)

	100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

GROWTH PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

(b)	Fair Value Measurements

As of December 31, 2023, the Fund’s investments, as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities were as follows:

		Total Value at December 31, 2023	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Basic Materials	$45,906,465	$45,906,465	$–	$–
	Communications	282,854,015	282,854,015	–	–
	Consumer, Cyclical	58,545,187	42,748,658	15,796,529	–
	Consumer, Non-Cyclical	227,020,328	227,020,328	–	–
	Energy	3,054,895	3,054,895	–	–
	Financial	129,867,602	129,867,602	–	–
	Industrial	106,623,343	106,623,343	–	–
	Technology	572,543,825	572,543,825	–	–

	Total Common Stocks	1,426,415,660	1,410,619,131	15,796,529	–

	Short-Term Investments	11,038,618	–	11,038,618	–

	Total	$1,437,454,278	$1,410,619,131	$26,835,147	$–

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

HEDGED EQUITY PORTFOLIO

Schedule of Investments

December 31, 2023

	Shares	Value
COMMON STOCKS - 98.8%

Basic Materials - 2.3%

Air Products & Chemicals, Inc.	2,652	$726,118
Dow, Inc.	23,062	1,264,720
Eastman Chemical Co. ‡	7,769	697,812
Linde PLC	4,706	1,932,801
LyondellBasell Industries NV Class A	6,679	635,039
Nucor Corp.	2,462	428,486
PPG Industries, Inc. ‡	3,676	549,746

		6,234,722

Communications - 13.6%

Alphabet, Inc. Class A * ‡	40,061	5,596,121
Alphabet, Inc. Class C * ‡	28,072	3,956,187
Amazon.com, Inc. * ‡	71,997	10,939,224
Booking Holdings, Inc. * ‡	550	1,950,971
Charter Communications, Inc. Class A * ‡	2,692	1,046,327
Comcast Corp. Class A ‡	52,080	2,283,708
Corning, Inc.	8,509	259,099
Expedia Group, Inc. *	7,455	1,131,594
Liberty Media Corp. - Liberty SiriusXM Class A *	4,860	139,676
Meta Platforms, Inc. Class A * ‡	18,019	6,378,005
Motorola Solutions, Inc.	1,545	483,724
Netflix, Inc. * ‡	2,675	1,302,404
T-Mobile U.S., Inc. ‡	2,781	445,878
Uber Technologies, Inc. *	16,443	1,012,396
Warner Bros Discovery, Inc. *	18,771	213,614

		37,138,928

Consumer, Cyclical - 8.6%

Aptiv PLC *	5,998	538,141
AutoNation, Inc. *	2,883	432,969
AutoZone, Inc. *	580	1,499,654
Best Buy Co., Inc. ‡	10,832	847,929
BorgWarner, Inc.	1,532	54,922
Burlington Stores, Inc. *	2,917	567,298
Chipotle Mexican Grill, Inc. *	695	1,589,437
Costco Wholesale Corp. ‡	3,989	2,633,059
Delta Air Lines, Inc.	9,774	393,208
Dollar Tree, Inc. *	2,471	351,006
Lennar Corp. Class A	2,546	379,456
LKQ Corp.	4,713	225,234
Lowe’s Cos., Inc. ‡	11,844	2,635,882
Marriott International, Inc. Class A	3,524	794,697
O’Reilly Automotive, Inc. *	370	351,530
Royal Caribbean Cruises Ltd. *	6,424	831,844
Target Corp. ‡	8,637	1,230,081
Tesla, Inc. * ‡	16,951	4,211,984
TJX Cos., Inc. ‡	9,089	852,639
Toll Brothers, Inc.	3,187	327,592
Walmart, Inc. ‡	9,159	1,443,916
Yum! Brands, Inc.	8,942	1,168,362

		23,360,840

Consumer, Non-Cyclical - 17.7%

AbbVie, Inc. ‡	21,314	3,303,031
Altria Group, Inc. ‡	7,142	288,108
Baxter International, Inc.	10,548	407,786
Becton Dickinson & Co.	1,906	464,740
Biogen, Inc. *	3,300	853,941
BioMarin Pharmaceutical, Inc. *	2,612	251,849
Block, Inc. *	1,789	138,379
Boston Scientific Corp. * ‡	33,592	1,941,954
Bristol-Myers Squibb Co. ‡	37,736	1,936,234
Centene Corp. * ‡	10,851	805,253
Church & Dwight Co., Inc.	7,802	737,757
Cintas Corp.	468	282,045
Coca-Cola Co. ‡	42,581	2,509,298

	Shares	Value
Constellation Brands, Inc. Class A ‡	956	$231,113
CVS Health Corp.	5,026	396,853
Danaher Corp. ‡	7,404	1,712,841
Dexcom, Inc. *	2,603	323,006
Elevance Health, Inc. ‡	2,528	1,192,104
Eli Lilly & Co. ‡	4,928	2,872,630
FleetCor Technologies, Inc. *	3,716	1,050,179
Humana, Inc.	1,376	629,947
Intuitive Surgical, Inc. *	1,637	552,258
Johnson & Johnson ‡	13,316	2,087,150
Kenvue, Inc.	33,833	728,424
McKesson Corp.	887	410,663
Medtronic PLC	17,825	1,468,423
Merck & Co., Inc. ‡	13,222	1,441,462
Mondelez International, Inc. Class A ‡	27,827	2,015,510
Monster Beverage Corp. *	5,926	341,397
Neurocrine Biosciences, Inc. *	1,441	189,866
PepsiCo, Inc. ‡	13,946	2,368,589
Philip Morris International, Inc. ‡	7,415	697,603
Procter & Gamble Co. ‡	9,902	1,451,039
Regeneron Pharmaceuticals, Inc. * ‡	1,888	1,658,212
S&P Global, Inc. ‡	2,411	1,062,094
Sarepta Therapeutics, Inc. *	1,007	97,105
Stryker Corp.	4,246	1,271,507
Thermo Fisher Scientific, Inc. ‡	3,420	1,815,302
United Rentals, Inc.	857	491,421
UnitedHealth Group, Inc. ‡	8,132	4,281,254
Vertex Pharmaceuticals, Inc. * ‡	4,171	1,697,138

		48,455,465

Energy - 3.9%

Baker Hughes Co.	9,752	333,324
Chevron Corp. ‡	7,544	1,125,263
ConocoPhillips ‡	15,871	1,842,147
Diamondback Energy, Inc. ‡	7,191	1,115,180
EOG Resources, Inc. ‡	15,193	1,837,593
Exxon Mobil Corp. ‡	41,758	4,174,965
Marathon Oil Corp.	7,725	186,636

		10,615,108

Financial - 14.4%

Aflac, Inc.	8,185	675,263
American Express Co.	1,198	224,433
Bank of America Corp. ‡	93,828	3,159,189
Berkshire Hathaway, Inc. Class B * ‡	10,117	3,608,329
Blackstone, Inc.	1,987	260,138
Charles Schwab Corp.	16,943	1,165,678
Chubb Ltd.	3,872	875,072
CME Group, Inc.	4,867	1,024,990
Digital Realty Trust, Inc. REIT	7,257	976,647
Equity LifeStyle Properties, Inc. REIT	6,750	476,145
Fifth Third Bancorp	23,534	811,688
Globe Life, Inc.	5,445	662,765
Goldman Sachs Group, Inc.	2,594	1,000,687
Intercontinental Exchange, Inc. ‡	11,406	1,464,873
Mastercard, Inc. Class A ‡	10,026	4,276,189
MetLife, Inc.	8,944	591,467
Morgan Stanley ‡	16,503	1,538,905
Progressive Corp. ‡	10,237	1,630,549
Prologis, Inc. REIT	15,555	2,073,481
SBA Communications Corp. REIT	3,750	951,338
Sun Communities, Inc. REIT ‡	2,397	320,359
Travelers Cos., Inc. ‡	8,393	1,598,783
Truist Financial Corp. ‡	39,173	1,446,267
U.S. Bancorp	35,100	1,519,128
UDR, Inc. REIT	6,159	235,828
Ventas, Inc. REIT	18,821	938,039
Visa, Inc. Class A ‡	12,829	3,340,030
Wells Fargo & Co. ‡	45,144	2,221,988

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

HEDGED EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Shares	Value
Welltower, Inc. REIT	3,602	$324,792

		39,393,040

Industrial - 7.8%

CSX Corp.	16,018	555,344
Deere & Co. ‡	5,785	2,313,248
Dover Corp.	4,056	623,853
Eaton Corp. PLC	7,296	1,757,023
FedEx Corp.	3,146	795,844
Honeywell International, Inc. ‡	13,881	2,910,985
Howmet Aerospace, Inc.	16,444	889,949
Ingersoll Rand, Inc.	2,866	221,656
Keysight Technologies, Inc. *	4,455	708,746
Masco Corp. ‡	10,440	699,271
Norfolk Southern Corp. ‡	2,997	708,431
Otis Worldwide Corp.	15,897	1,422,305
RTX Corp. ‡	21,444	1,804,298
Textron, Inc.	13,282	1,068,138
Trane Technologies PLC	8,178	1,994,614
Union Pacific Corp. ‡	3,222	791,388
United Parcel Service, Inc. Class B ‡	13,614	2,140,529

		21,405,622

Technology - 28.1%

Accenture PLC Class A	6,454	2,264,773
Adobe, Inc. * ‡	5,003	2,984,790
Advanced Micro Devices, Inc. * ‡	16,287	2,400,867
Analog Devices, Inc. ‡	10,638	2,112,281
Apple, Inc. ‡	97,196	18,713,146
Broadcom, Inc.	1,177	1,313,826
Cadence Design Systems, Inc. *	1,863	507,425
Cognizant Technology Solutions Corp. Class A	16,321	1,232,725
Fiserv, Inc. *	2,985	396,527
Intuit, Inc. ‡	3,322	2,076,350
Lam Research Corp. ‡	3,308	2,591,024
Leidos Holdings, Inc. ‡	5,796	627,359
Microsoft Corp. ‡	54,609	20,535,168
NVIDIA Corp. ‡	18,571	9,196,731
NXP Semiconductors NV (China)	10,748	2,468,601
Oracle Corp. ‡	8,129	857,040
Qorvo, Inc. *	3,800	427,918
Seagate Technology Holdings PLC	13,200	1,126,884
ServiceNow, Inc. *	2,600	1,836,874
Teradyne, Inc.	5,884	638,532
Texas Instruments, Inc. ‡	15,384	2,622,357

		76,931,198

Utilities - 2.4%

Constellation Energy Corp.	3,008	351,605
DTE Energy Co.	1,222	134,738
NextEra Energy, Inc. ‡	26,747	1,624,613
PG&E Corp.	86,002	1,550,616
Public Service Enterprise Group, Inc.	16,746	1,024,018
Southern Co.	25,149	1,763,448

		6,449,038

Total Common Stocks (Cost $232,677,593)		269,983,961

	Principal Amount	Value

SHORT-TERM INVESTMENTS - 3.3%

Repurchase Agreements - 3.3%

Fixed Income Clearing Corp. 4.950% due 01/02/24 (Dated 12/29/23, repurchase price of $9,142,653; collateralized by U.S. Treasury Notes: 0.750% due 03/31/26 and value $9,320,380)	$9,137,627	$9,137,627

Total Short-Term Investments (Cost $9,137,627)		9,137,627

TOTAL INVESTMENTS - 102.1% (Cost $241,815,220)		279,121,588

DERIVATIVES - (0.0%)		(79,594)

OTHER ASSETS & LIABILITIES, NET - (2.1%)		(5,681,184)

NET ASSETS - 100.0%		$273,360,810

Notes to Schedule of Investments

(a)	As of December 31, 2023, the Fund’s composition by sector as a percentage of net assets was as follows:

Technology	28.1%
Consumer, Non-Cyclical	17.7%
Financial	14.4%
Communications	13.6%
Consumer, Cyclical	8.6%
Industrial	7.8%
Energy	3.9%
Short-Term Investments	3.3%
Others (each less than 3.0%)	4.7%

	102.1%
Derivatives	(0.0%	)
Other Assets & Liabilities, Net	(2.1%	)

	100.0%

(b)	As of December 31, 2023, investments with a total aggregate value of $121,479,265 were fully or partially segregated with the broker(s)/custodian as collateral for option contracts.

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

HEDGED EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

(c)	As of December 31, 2023, open futures contracts outstanding were as follows:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
CME E-Mini Standard & Poor’s 500 Index	03/24	14	$3,357,330	$3,374,000	$16,670

(d)	As of December 31, 2023, purchased options outstanding were as follows:

Options on Indices

Description	Exercise Price	Expiration Date	Exchange	Number of Contracts	Notional Amount	Cost	Value
Put - S&P 500 Index	$4,510.00	03/28/24	CBOE	573	$258,423,000	$2,297,730	$2,228,970

Total Purchased Options						$2,297,730	$2,228,970

(e)	As of December 31, 2023, premiums received, and value of written options outstanding were as follows:

Options on Indices

Description	Exercise Price	Expiration Date	Exchange	Number of Contracts	Notional Amount	Premium	Value
Call - S&P 500 Index	$5,015.00	03/28/24	CBOE	573	$287,359,500	$1,945,908	($1,959,660)

Put - S&P 500 Index	3,800.00	03/28/24	CBOE	573	217,740,000	361,563	(365,574)

Total Written Options						$2,307,471	($2,325,234)

(f)	Fair Value Measurements

As of December 31, 2023, the Fund’s investments, as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities were as follows:

		Total Value at December 31, 2023	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$269,983,961	$269,983,961	$–	$–
	Short-Term Investments	9,137,627	–	9,137,627	–
	Derivatives:
	Equity Contracts
	Futures	16,670	16,670	–	–
	Purchased Options	2,228,970	–	2,228,970	–

	Total Asset – Derivatives	2,245,640	16,670	2,228,970	–

	Total Assets	281,367,228	270,000,631	11,366,597	–
Liabilities	Derivatives:
	Equity Contracts
	Written Options	(2,325,234)	–	(2,325,234)	–

	Total Liabilities	(2,325,234)	–	(2,325,234)	–

	Total	$279,041,994	$270,000,631	$9,041,363	$–

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

LARGE-CAP CORE PORTFOLIO

Schedule of Investments

December 31, 2023

	Shares	Value
COMMON STOCKS - 99.8%

Basic Materials - 1.5%

Eastman Chemical Co.	107,929	$9,694,183
PPG Industries, Inc.	123,367	18,449,535

		28,143,718

Communications - 11.2%

Alphabet, Inc. Class A *	403,584	56,376,649
Amazon.com, Inc. *	566,136	86,018,704
Meta Platforms, Inc. Class A *	151,247	53,535,388
Uber Technologies, Inc. *	218,638	13,461,541

		209,392,282

Consumer, Cyclical - 6.8%

Lowe’s Cos., Inc.	191,973	42,723,591
Marriott International, Inc. Class A	50,439	11,374,499
McDonald’s Corp.	146,536	43,449,389
Tesla, Inc. *	50,125	12,455,060
TJX Cos., Inc.	189,228	17,751,479

		127,754,018

Consumer, Non-Cyclical - 17.7%

AbbVie, Inc.	323,788	50,177,426
Biogen, Inc. *	59,941	15,510,932
Bristol-Myers Squibb Co.	455,713	23,382,634
Coca-Cola Co.	733,043	43,198,224
Danaher Corp.	92,959	21,505,135
Eli Lilly & Co.	17,945	10,460,499
FleetCor Technologies, Inc. *	31,357	8,861,802
Regeneron Pharmaceuticals, Inc. *	40,123	35,239,630
S&P Global, Inc.	42,205	18,592,147
Stryker Corp.	90,228	27,019,677
UnitedHealth Group, Inc.	112,074	59,003,599
Vertex Pharmaceuticals, Inc. *	40,664	16,545,775

		329,497,480

Energy - 5.3%

Baker Hughes Co.	1,300,741	44,459,328
ConocoPhillips	211,358	24,532,323
Pioneer Natural Resources Co.	130,057	29,247,218

		98,238,869

Financial - 14.5%

American Express Co.	159,283	29,840,077
Ameriprise Financial, Inc.	69,534	26,411,099
Mastercard, Inc. Class A	95,163	40,587,971
Morgan Stanley	496,933	46,339,002
Progressive Corp.	101,310	16,136,657
Prologis, Inc. REIT	332,369	44,304,788
U.S. Bancorp	577,002	24,972,647
Wells Fargo & Co.	846,338	41,656,756

		270,248,997

Industrial - 11.8%

CSX Corp.	524,737	18,192,632
Deere & Co.	114,683	45,858,291
Eaton Corp. PLC	156,241	37,625,958
Howmet Aerospace, Inc.	190,546	10,312,349
Norfolk Southern Corp.	115,499	27,301,654
Northrop Grumman Corp.	76,245	35,693,334
Trane Technologies PLC	86,345	21,059,545
Vulcan Materials Co.	107,858	24,484,845

		220,528,608

Technology - 27.0%

Accenture PLC Class A	72,468	25,429,746
Advanced Micro Devices, Inc. *	169,568	24,996,019
Analog Devices, Inc.	69,574	13,814,613
Apple, Inc.	485,790	93,529,149

	Shares	Value
ASML Holding NV (Netherlands)	14,786	$11,191,819
Intuit, Inc.	22,485	14,053,800
Microsoft Corp.	461,851	173,674,450
NVIDIA Corp.	124,110	61,461,754
NXP Semiconductors NV (China)	201,618	46,307,622
Oracle Corp.	266,883	28,137,475
Seagate Technology Holdings PLC	121,205	10,347,271

		502,943,718

Utilities - 4.0%

NextEra Energy, Inc.	673,584	40,913,492
PG&E Corp.	1,854,737	33,440,908

		74,354,400

Total Common Stocks (Cost $1,626,494,697)		1,861,102,090

	Principal Amount
SHORT-TERM INVESTMENTS - 0.8%

Repurchase Agreements - 0.8%

Fixed Income Clearing Corp. 4.950% due 01/02/24 (Dated 12/29/23, repurchase price of $14,909,249; collateralized by U.S. Treasury Notes: 0.125% due 01/15/32 and value $15,199,075)	$14,901,054	14,901,054

Total Short-Term Investments (Cost $14,901,054)		14,901,054

TOTAL INVESTMENTS - 100.6% (Cost $1,641,395,751)		1,876,003,144

OTHER ASSETS & LIABILITIES, NET - (0.6%)		(11,518,980)

NET ASSETS - 100.0%		$1,864,484,164

Notes to Schedule of Investments

(a)	As of December 31, 2023, the Fund’s composition by sector as a percentage of net assets was as follows:

Technology	27.0%
Consumer, Non-Cyclical	17.7%
Financial	14.5%
Industrial	11.8%
Communications	11.2%
Consumer, Cyclical	6.8%
Energy	5.3%
Utilities	4.0%
Others (each less than 3.0%)	2.3%

	100.6%
Other Assets & Liabilities, Net	(0.6%	)

	100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

LARGE-CAP CORE PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

(b)	Fair Value Measurements

As of December 31, 2023, the Fund’s investments, as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities were as follows:

		Total Value at December 31, 2023	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$1,861,102,090	$1,861,102,090	$–	$–
	Short-Term Investments	14,901,054	–	14,901,054	–

	Total	$1,876,003,144	$1,861,102,090	$14,901,054	$–

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

LARGE-CAP GROWTH PORTFOLIO

Schedule of Investments

December 31, 2023

	Shares	Value
COMMON STOCKS - 100.1%

Basic Materials - 0.1%

Codexis, Inc. *	211,394	$644,752

Communications - 20.1%

Airbnb, Inc. Class A *	76,271	10,383,534
Alphabet, Inc. Class A *	493,211	68,896,644
Amazon.com, Inc. *	477,905	72,612,886
Booking Holdings, Inc. *	2,614	9,272,433
MercadoLibre, Inc. * (Brazil)	9,544	14,998,778
Meta Platforms, Inc. Class A *	35,700	12,636,372
Netflix, Inc. *	55,867	27,200,525
Nice Ltd. ADR * (Israel)	23,049	4,598,506
PDD Holdings, Inc. ADR * (China)	24,000	3,511,440
Uber Technologies, Inc. *	1,064,492	65,540,772

		289,651,890

Consumer, Cyclical - 8.2%

BYD Co. Ltd. Class H (China)	181,500	5,006,611
Ferguson PLC	74,199	14,211,157
Flutter Entertainment PLC * (Australia)	54,901	9,745,006
Kura Sushi USA, Inc. Class A *	19,977	1,518,252
LVMH Moet Hennessy Louis Vuitton SE (France)	9,580	7,784,103
Ryanair Holdings PLC ADR * (Ireland)	64,669	8,624,258
Samsonite International SA * ~	2,264,532	7,471,193
Savers Value Village, Inc. *	117,500	2,042,150
TJX Cos., Inc.	162,654	15,258,572
Universal Music Group NV (Netherlands)	991,967	28,317,799
Warner Music Group Corp. Class A	484,024	17,323,219

		117,302,320

Consumer, Non-Cyclical - 19.0%

Aclaris Therapeutics, Inc. *	25,112	26,368
Agilent Technologies, Inc.	21,300	2,961,339
Alnylam Pharmaceuticals, Inc. *	49,906	9,552,507
Arcellx, Inc. *	11,548	640,914
Arrowhead Pharmaceuticals, Inc. *	19,500	596,700
AstraZeneca PLC ADR (United Kingdom)	108,564	7,311,785
Axonics, Inc. *	48,800	3,036,824
Beam Therapeutics, Inc. *	12,095	329,226
Bio-Techne Corp.	42,583	3,285,704
BioMarin Pharmaceutical, Inc. *	28,900	2,786,538
Blueprint Medicines Corp. *	7,700	710,248
Boston Scientific Corp. *	552,771	31,955,692
Bruker Corp.	88,759	6,522,011
Cerevel Therapeutics Holdings, Inc. *	15,500	657,200
Chugai Pharmaceutical Co. Ltd. (Japan)	37,400	1,412,909
Cytokinetics, Inc. *	41,949	3,502,322
Danaher Corp.	54,350	12,573,329
Eli Lilly & Co.	56,934	33,187,967
Equifax, Inc.	88,288	21,832,740
Estee Lauder Cos., Inc. Class A	41,400	6,054,750
Galapagos NV ADR * (Belgium)	71,603	2,910,662
Gamida Cell Ltd. * (Israel)	334,500	138,048
Gartner, Inc. *	14,085	6,353,884
Glaukos Corp. *	25,000	1,987,250
Global Payments, Inc.	56,400	7,162,800
HealthEquity, Inc. *	188,728	12,512,666
Hookipa Pharma, Inc. *	107,259	86,880
Immunocore Holdings PLC ADR * (United Kingdom)	31,557	2,155,974
Insmed, Inc. *	113,027	3,502,707
Inspire Medical Systems, Inc. *	12,000	2,441,160
Krystal Biotech, Inc. *	3,600	446,616
Lantheus Holdings, Inc. *	17,400	1,078,800
Legend Biotech Corp. ADR *	29,500	1,775,015
Masimo Corp. *	85,300	9,998,013
MaxCyte, Inc. *	170,700	802,290

	Shares	Value
Monster Beverage Corp. *	218,441	$12,584,386
Penumbra, Inc. *	9,125	2,295,303
Regeneron Pharmaceuticals, Inc. *	14,243	12,509,485
Repligen Corp. *	30,955	5,565,709
Sarepta Therapeutics, Inc. *	10,400	1,002,872
Sartorius Stedim Biotech (France)	18,300	4,852,838
Synlogic, Inc. *	6,546	25,202
Thermo Fisher Scientific, Inc.	18,328	9,728,319
TransUnion	80,571	5,536,033
Vertex Pharmaceuticals, Inc. *	41,318	16,811,881
Vor BioPharma, Inc. *	76,132	171,297
XOMA Corp. *	54,175	1,002,238

		274,375,401

Energy - 3.8%

Baker Hughes Co.	204,097	6,976,035
Cheniere Energy, Inc.	123,117	21,017,303
New Fortress Energy, Inc.	85,168	3,213,389
Range Resources Corp.	225,500	6,864,220
Reliance Industries Ltd. GDR ~ (India)	231,798	14,487,375
Southwestern Energy Co. *	328,200	2,149,710

		54,708,032

Financial - 4.4%

Apollo Global Management, Inc.	14,500	1,351,255
ARES Management Corp. Class A	25,700	3,056,244
Arthur J Gallagher & Co.	49,989	11,241,527
BRP Group, Inc. Class A *	127,899	3,072,134
CME Group, Inc.	72,022	15,167,833
Corebridge Financial, Inc.	140,100	3,034,566
Mastercard, Inc. Class A	61,249	26,123,311
Rocket Cos., Inc. Class A *	47,569	688,799

		63,735,669

Industrial - 7.2%

Aspen Aerogels, Inc. *	95,013	1,499,305
Chemometec AS (Denmark)	16,200	930,931
Eaton Corp. PLC	74,348	17,904,485
Energy Recovery, Inc. *	53,513	1,008,185
Flex Ltd. *	303,783	9,253,230
General Electric Co.	176,139	22,480,621
HD Hyundai Electric Co. Ltd. * (South Korea)	18,140	1,152,890
Ingersoll Rand, Inc.	202,862	15,689,347
Jabil, Inc.	76,237	9,712,594
Parker-Hannifin Corp.	21,715	10,004,100
Universal Display Corp.	48,077	9,195,207
Veralto Corp.	8,450	695,097
Westinghouse Air Brake Technologies Corp.	32,999	4,187,573

		103,713,565

Technology - 37.3%

AIXTRON SE (Germany)	134,810	5,739,876
Allegro MicroSystems, Inc. * (Japan)	61,431	1,859,516
Apple, Inc.	338,626	65,195,664
ARM Holdings PLC ADR *	11,900	894,226
ASML Holding NV (Netherlands)	19,658	14,879,533
BE Semiconductor Industries NV (Netherlands)	77,677	11,727,358
Confluent, Inc. Class A *	264,573	6,191,008
Fiserv, Inc. *	21,500	2,856,060
HubSpot, Inc. *	19,110	11,094,119
KBR, Inc.	238,800	13,231,908
KLA Corp.	16,487	9,583,893
Manhattan Associates, Inc. *	45,681	9,836,033
Microsoft Corp.	555,593	208,925,192
Monday.com Ltd. *	18,500	3,474,485
MongoDB, Inc. *	38,394	15,697,387
Monolithic Power Systems, Inc.	8,128	5,126,980
NVIDIA Corp.	196,193	97,158,697
NXP Semiconductors NV (China)	54,923	12,614,715
ServiceNow, Inc. *	8,208	5,798,870

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

LARGE-CAP GROWTH PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Shares	Value
SiTime Corp. *	53,280	$6,504,422
Snowflake, Inc. Class A *	34,500	6,865,500
Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Taiwan)	218,753	22,750,312
Volue ASA * (Norway)	193,469	404,651

		538,410,405

Total Common Stocks (Cost $1,152,275,984)		1,442,542,034

	Principal Amount

SHORT-TERM INVESTMENTS - 0.0%

Repurchase Agreements - 0.0%

Fixed Income Clearing Corp. 4.950% due 01/02/24 (Dated 12/29/23, repurchase price of $689,488; collateralized by U.S. Treasury Notes: 1.125% due 02/29/28 and value $702,948)	$689,109	689,109

Total Short-Term Investments (Cost $689,109)		689,109

TOTAL INVESTMENTS - 100.1% (Cost $1,152,965,093)		1,443,231,143

OTHER ASSETS & LIABILITIES, NET - (0.1%)		(753,593)

NET ASSETS - 100.0%		$1,442,477,550

Notes to Schedule of Investments

(a)	As of December 31, 2023, the Fund’s composition by sector as a percentage of net assets was as follows:

Technology	37.3%
Communications	20.1%
Consumer, Non-Cyclical	19.0%
Consumer, Cyclical	8.2%
Industrial	7.2%
Financial	4.4%
Energy	3.8%
Others (each less than 3.0%)	0.1%

	100.1%
Other Assets & Liabilities, Net	(0.1%	)

	100.0%

(b)	Fair Value Measurements

As of December 31, 2023, the Fund’s investments, as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities were as follows:

		Total Value at December 31, 2023	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Basic Materials	$644,752	$644,752	$–	$–
	Communications	289,651,890	289,651,890	–	–
	Consumer, Cyclical	117,302,320	44,766,451	72,535,869	–
	Consumer, Non-Cyclical	274,375,401	268,109,654	6,265,747	–
	Energy	54,708,032	54,708,032	–	–
	Financial	63,735,669	63,735,669	–	–
	Industrial	103,713,565	101,629,744	2,083,821	–
	Technology	538,410,405	520,943,171	17,467,234	–

	Total Common Stocks	1,442,542,034	1,344,189,363	98,352,671	–

	Short-Term Investments	689,109	–	689,109	–

	Total	$1,443,231,143	$1,344,189,363	$99,041,780	$–

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

LARGE-CAP VALUE PORTFOLIO

Schedule of Investments

December 31, 2023

	Shares	Value
COMMON STOCKS - 97.9%

Basic Materials - 4.8%

Air Products & Chemicals, Inc.	139,863	$38,294,490
Sherwin-Williams Co.	74,158	23,129,880

		61,424,370

Communications - 8.7%

Alphabet, Inc. Class A *	121,550	16,979,319
Charter Communications, Inc. Class A *	60,301	23,437,793
Comcast Corp. Class A	605,030	26,530,565
Meta Platforms, Inc. Class A *	55,532	19,656,107
Motorola Solutions, Inc.	82,167	25,725,666

		112,329,450

Consumer, Cyclical - 1.7%

Home Depot, Inc.	61,751	21,399,809

Consumer, Non-Cyclical - 18.0%

Becton Dickinson & Co.	113,901	27,772,481
CVS Health Corp.	324,800	25,646,208
Elevance Health, Inc.	40,835	19,256,153
Haleon PLC ADR	2,230,960	18,360,801
Johnson & Johnson	168,248	26,371,191
McKesson Corp.	64,246	29,744,613
Merck & Co., Inc.	130,230	14,197,675
PepsiCo, Inc.	99,666	16,927,273
Thermo Fisher Scientific, Inc.	52,869	28,062,336
UnitedHealth Group, Inc.	48,400	25,481,148

		231,819,879

Energy - 9.0%

Chevron Corp.	191,958	28,632,455
ConocoPhillips	474,263	55,047,707
Enterprise Products Partners LP	1,221,652	32,190,530

		115,870,692

Financial - 24.7%

American Express Co.	214,096	40,108,745
American Tower Corp. REIT	86,608	18,696,935
Bank of America Corp.	1,109,582	37,359,626
Berkshire Hathaway, Inc. Class B *	63,236	22,553,752
Charles Schwab Corp.	630,963	43,410,254
JPMorgan Chase & Co.	319,250	54,304,425
Marsh & McLennan Cos., Inc.	106,934	20,260,785
Progressive Corp.	110,731	17,637,234
Travelers Cos., Inc.	123,926	23,606,664
U.S. Bancorp	401,743	17,387,437
Visa, Inc. Class A	87,118	22,681,171

		318,007,028

Industrial - 13.7%

Deere & Co.	30,985	12,389,972
Illinois Tool Works, Inc.	77,218	20,226,483
Martin Marietta Materials, Inc.	39,807	19,860,110
Northrop Grumman Corp.	47,018	22,011,007
Otis Worldwide Corp.	167,661	15,000,630
RTX Corp.	189,881	15,976,587
TE Connectivity Ltd.	136,014	19,109,967
United Parcel Service, Inc. Class B	243,987	38,362,076
Veralto Corp.	163,200	13,424,832

		176,361,664

Technology - 9.5%

Intel Corp.	1,430,820	71,898,705
Lam Research Corp.	29,640	23,215,826
Microsoft Corp.	42,502	15,982,452
Oracle Corp.	108,639	11,453,810

		122,550,793

	Shares	Value
Utilities - 7.8%

Edison International	406,734	$29,077,413
Sempra	708,727	52,963,169
WEC Energy Group, Inc.	226,200	19,039,254

		101,079,836

Total Common Stocks (Cost $909,876,667)		1,260,843,521

	Principal Amount

SHORT-TERM INVESTMENTS - 2.0%

Repurchase Agreements - 2.0%

Fixed Income Clearing Corp. 4.950% due 01/02/24 (Dated 12/29/23, repurchase price of $26,055,319; collateralized by U.S. Treasury Notes: 3.500% due 04/30/30 and value $26,561,871)	$26,040,997	26,040,997

Total Short-Term Investments (Cost $26,040,997)		26,040,997

TOTAL INVESTMENTS - 99.9% (Cost $935,917,664)		1,286,884,518

OTHER ASSETS & LIABILITIES, NET - 0.1%		980,472

NET ASSETS - 100.0%		$1,287,864,990

Notes to Schedule of Investments

(a)	As of December 31, 2023, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	24.7%
Consumer, Non-Cyclical	18.0%
Industrial	13.7%
Technology	9.5%
Energy	9.0%
Communications	8.7%
Utilities	7.8%
Basic Materials	4.8%
Others (each less than 3.0%)	3.7%

99.9%
Other Assets & Liabilities, Net	0.1%

100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

LARGE-CAP VALUE PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

(b)	Fair Value Measurements

As of December 31, 2023, the Fund’s investments, as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities were as follows:

		Total Value at December 31, 2023	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$1,260,843,521	$1,260,843,521	$–	$–
	Short-Term Investments	26,040,997	–	26,040,997	–

	Total	$1,286,884,518	$1,260,843,521	$26,040,997	$–

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

MID-CAP EQUITY PORTFOLIO

Schedule of Investments

December 31, 2023

	Principal Amount	Value
CORPORATE BONDS & NOTES - 29.5%

Basic Materials - 0.3%

Glencore Funding LLC (Australia) 6.125% due 10/06/28 ~	$1,640,000	$1,719,488

Communications - 2.4%

Charter Communications Operating LLC/Charter Communications Operating Capital
2.250% due 01/15/29	680,000	590,405
4.200% due 03/15/28	1,920,000	1,845,805
6.150% due 11/10/26	75,000	76,696
NTT Finance Corp. (Japan) 4.372% due 07/27/27 ~	695,000	688,936
Rogers Communications, Inc. (Canada)
2.900% due 11/15/26	295,000	279,907
3.200% due 03/15/27	2,285,000	2,181,894
Sprint LLC 7.625% due 03/01/26	2,015,000	2,106,384
T-Mobile USA, Inc.
2.250% due 02/15/26	2,355,000	2,233,154
2.625% due 04/15/26	1,355,000	1,289,636
3.750% due 04/15/27	1,260,000	1,222,487
Verizon Communications, Inc.
2.100% due 03/22/28	370,000	334,864
2.625% due 08/15/26	1,255,000	1,195,958
4.329% due 09/21/28	590,000	584,023

		14,630,149

Consumer, Cyclical - 1.7%

BMW U.S. Capital LLC (Germany) 5.050% due 08/11/28 ~	1,080,000	1,100,805
Ford Motor Credit Co. LLC
6.950% due 06/10/26	975,000	1,000,790
7.350% due 11/04/27	900,000	949,710
General Motors Financial Co., Inc.
2.350% due 02/26/27	515,000	474,352
4.000% due 01/15/25	515,000	506,916
4.350% due 04/09/25	295,000	290,784
6.050% due 10/10/25	885,000	895,382
Hyundai Capital America 1.650% due 09/17/26 ~	1,180,000	1,072,944
Lowe’s Cos., Inc.
1.700% due 09/15/28	1,255,000	1,110,922
4.400% due 09/08/25	1,475,000	1,464,243
Nissan Motor Acceptance Co. LLC
2.000% due 03/09/26 ~	220,000	202,264
7.050% due 09/15/28 ~	295,000	311,541
Nissan Motor Co. Ltd. (Japan) 4.345% due 09/17/27 ~	750,000	718,054

		10,098,707

Consumer, Non-Cyclical - 3.7%

AbbVie, Inc.
2.950% due 11/21/26	535,000	513,173
Altria Group, Inc. 6.200% due 11/01/28	2,070,000	2,172,795
Amgen, Inc. 5.150% due 03/02/28	2,465,000	2,524,561
BAT International Finance PLC (United Kingdom)
1.668% due 03/25/26	2,265,000	2,104,735
5.931% due 02/02/29	2,425,000	2,521,273
Bayer U.S. Finance LLC (Germany) 6.250% due 01/21/29 ~	405,000	414,316
Elevance Health, Inc. 3.650% due 12/01/27	1,480,000	1,436,534

	Principal Amount	Value
Global Payments, Inc.
1.200% due 03/01/26	$1,995,000	$1,833,662
2.150% due 01/15/27	2,050,000	1,888,385
HCA, Inc.
4.500% due 02/15/27	3,315,000	3,277,911
5.250% due 06/15/26	1,765,000	1,774,511
Pfizer Investment Enterprises Pte. Ltd. 4.450% due 05/19/28	1,170,000	1,169,831
Philip Morris International, Inc.
4.875% due 02/13/26	150,000	150,570
5.125% due 11/17/27	220,000	224,068
UnitedHealth Group, Inc. 4.250% due 01/15/29	370,000	369,548

		22,375,873

Energy - 4.5%

Diamondback Energy, Inc. 3.250% due 12/01/26	3,355,000	3,250,839
Enbridge Energy Partners LP 5.875% due 10/15/25	150,000	151,660
Enbridge, Inc. (Canada)
2.500% due 01/15/25	445,000	432,027
2.500% due 02/14/25	1,845,000	1,790,453
6.000% due 11/15/28	645,000	677,660
Energy Transfer LP
4.500% due 04/15/24	220,000	219,217
6.050% due 12/01/26	1,670,000	1,717,946
6.100% due 12/01/28	2,040,000	2,148,164
Enterprise Products Operating LLC 4.150% due 10/16/28	1,405,000	1,388,662
MPLX LP
1.750% due 03/01/26	150,000	140,361
4.000% due 03/15/28	295,000	284,654
4.250% due 12/01/27	445,000	435,717
4.800% due 02/15/29	150,000	149,061
Occidental Petroleum Corp. 8.500% due 07/15/27	1,255,000	1,370,088
ONEOK, Inc. 5.550% due 11/01/26	1,385,000	1,409,708
5.650% due 11/01/28	490,000	507,627
Pioneer Natural Resources Co.
1.125% due 01/15/26	740,000	687,237
5.100% due 03/29/26	590,000	594,477
Sabine Pass Liquefaction LLC
5.000% due 03/15/27	1,345,000	1,351,395
5.625% due 03/01/25	1,920,000	1,924,940
5.750% due 05/15/24	110,000	109,966
Targa Resources Corp.
5.200% due 07/01/27	1,995,000	2,005,842
6.150% due 03/01/29	535,000	559,740
Western Midstream Operating LP 6.350% due 01/15/29	370,000	386,663
Williams Cos., Inc.
5.300% due 08/15/28	1,760,000	1,802,833
5.400% due 03/02/26	2,155,000	2,177,194

		27,674,131

Financial - 10.6%

American Express Co. 2.550% due 03/04/27	610,000	571,725
5.389% due 07/28/27	810,000	819,516
American Tower Corp. 3.650% due 03/15/27	1,845,000	1,775,804
Aon Corp./Aon Global Holdings PLC 2.850% due 05/28/27	515,000	486,856
Bank of America Corp.
5.819% due 09/15/29	2,275,000	2,349,835
5.933% due 09/15/27	5,225,000	5,333,705

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

MID-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Principal Amount	Value
Bank of America NA 5.526% due 08/18/26	$1,235,000	$1,258,223
Barclays PLC (United Kingdom)
3.932% due 05/07/25	695,000	690,308
5.829% due 05/09/27	530,000	534,926
BPCE SA (France)
3.375% due 12/02/26	330,000	318,641
5.975% due 01/18/27 ~	745,000	751,255
Capital One Financial Corp. 6.312% due 06/08/29	1,040,000	1,067,421
7.149% due 10/29/27	1,160,000	1,204,894
Citigroup, Inc.
1.462% due 06/09/27	3,100,000	2,838,108
3.520% due 10/27/28	1,500,000	1,419,595
3.668% due 07/24/28	220,000	209,811
3.887% due 01/10/28	220,000	212,861
Credit Suisse AG (Switzerland)
0.495% due 02/02/24	1,345,000	1,339,117
3.700% due 02/21/25	965,000	945,922
5.000% due 07/09/27	745,000	745,583
7.500% due 02/15/28	1,375,000	1,506,736
Crown Castle, Inc. 1.050% due 07/15/26	190,000	171,526
Deutsche Bank AG (Germany) 6.819% due 11/20/29	350,000	368,720
Equinix, Inc.
2.000% due 05/15/28	1,275,000	1,138,340
2.900% due 11/18/26	1,745,000	1,658,204
Goldman Sachs Group, Inc.
4.250% due 10/21/25	200,000	196,429
5.798% due 08/10/26	4,760,000	4,808,218
5.950% due 01/15/27	80,000	82,313
6.484% due 10/24/29	3,165,000	3,360,482
HSBC Holdings PLC (United Kingdom)
6.161% due 03/09/29	1,475,000	1,524,072
7.390% due 11/03/28	220,000	235,880
Morgan Stanley
5.050% due 01/28/27	2,080,000	2,082,793
6.296% due 10/18/28	2,640,000	2,766,939
6.407% due 11/01/29	2,270,000	2,407,278
Morgan Stanley Bank NA 5.882% due 10/30/26	1,135,000	1,167,514
Toronto-Dominion Bank (Canada) 5.523% due 07/17/28	740,000	762,407
Truist Financial Corp. 6.047% due 06/08/27	1,110,000	1,130,106
UBS AG (Switzerland)
1.250% due 06/01/26	2,090,000	1,920,800
5.650% due 09/11/28	1,760,000	1,826,479
VICI Properties LP/VICI Note Co., Inc. 4.625% due 06/15/25 ~	4,505,000	4,427,852
Wells Fargo & Co.
3.526% due 03/24/28	2,250,000	2,147,600
6.303% due 10/23/29	2,210,000	2,330,536
Wells Fargo Bank NA 5.450% due 08/07/26	1,440,000	1,464,059

		64,359,389

Industrial - 1.4%

Boeing Co. 2.196% due 02/04/26	2,805,000	2,650,893
Canadian Pacific Railway Co. (Canada) 4.000% due 06/01/28	745,000	727,908
L3Harris Technologies, Inc.
3.832% due 04/27/25	1,365,000	1,341,588
4.400% due 06/15/28	785,000	776,484
5.400% due 01/15/27	1,280,000	1,307,188

	Principal Amount	Value
RTX Corp.
2.650% due 11/01/26	$220,000	$208,315
5.750% due 01/15/29	660,000	690,308
Ryder System, Inc. 2.850% due 03/01/27	885,000	832,526

		8,535,210

Technology - 2.3%

Broadcom Corp./Broadcom Cayman Finance Ltd. 3.875% due 01/15/27	1,180,000	1,152,108
Broadcom, Inc.
1.950% due 02/15/28 ~	1,365,000	1,225,277
3.459% due 09/15/26	220,000	212,833
4.110% due 09/15/28	220,000	214,963
Fidelity National Information Services, Inc.
1.150% due 03/01/26	1,920,000	1,774,779
4.500% due 07/15/25	370,000	366,410
4.700% due 07/15/27	1,150,000	1,150,699
NXP BV/NXP Funding LLC/NXP USA, Inc. (China)
2.700% due 05/01/25	665,000	641,432
4.300% due 06/18/29	150,000	145,839
Oracle Corp.
1.650% due 03/25/26	2,585,000	2,412,093
2.300% due 03/25/28	1,430,000	1,303,861
VMware LLC
1.400% due 08/15/26	2,000,000	1,829,974
1.800% due 08/15/28	150,000	131,608
3.900% due 08/21/27	1,490,000	1,446,484

		14,008,360

Utilities - 2.6%

Duke Energy Corp.
0.900% due 09/15/25	1,660,000	1,549,685
2.650% due 09/01/26	220,000	208,906
5.000% due 12/08/27	220,000	222,559
Edison International
3.550% due 11/15/24	515,000	505,810
4.700% due 08/15/25	1,845,000	1,823,364
4.950% due 04/15/25	150,000	149,073
Eversource Energy
2.900% due 03/01/27	1,110,000	1,051,439
5.450% due 03/01/28	515,000	529,563
Exelon Corp. 5.150% due 03/15/28	960,000	976,535
Florida Power & Light Co. 5.050% due 04/01/28	370,000	378,511
NextEra Energy Capital Holdings, Inc.
1.875% due 01/15/27	150,000	138,035
3.550% due 05/01/27	150,000	144,570
4.255% due 09/01/24	590,000	584,625
4.625% due 07/15/27	740,000	739,149
NiSource, Inc. 5.250% due 03/30/28	1,625,000	1,657,724
San Diego Gas & Electric Co. 4.950% due 08/15/28	2,010,000	2,052,657
Sempra 3.300% due 04/01/25	590,000	576,076
Virginia Electric & Power Co. 3.750% due 05/15/27	740,000	722,907
WEC Energy Group, Inc.
4.750% due 01/09/26	1,775,000	1,768,802
5.600% due 09/12/26	150,000	152,724

		15,932,714

Total Corporate Bonds & Notes (Cost $174,614,585)		179,334,021

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

MID-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Principal Amount	Value
MORTGAGE-BACKED SECURITIES – 4.9%

Collateralized Mortgage Obligations - Commercial - 2.4%

Arbor Multifamily Mortgage Securities Trust 2.213% due 10/15/54 ~	$130,000	$118,438
BBCMS Mortgage Trust 5.753% due 04/15/56	2,000,000	2,043,677
BMO Mortgage Trust 7.055% due 11/15/56 §	1,000,000	1,085,192
BX Commercial Mortgage Trust 6.406% (SOFR + 1.044%) due 10/15/37 § ~	679,825	674,916
7.477% (SOFR + 2.115%) due 06/15/27 § ~	396,000	397,372
BX Trust 6.362% (SOFR + 1.000%) due 01/15/39 § ~	800,000	787,581
6.376% (SOFR + 1.014%) due 10/15/36 § ~	1,000,000	978,584
CENT Trust 7.982% (SOFR + 2.620%) due 09/15/38 § ~	1,000,000	1,007,394
CSAIL Commercial Mortgage Trust 3.808% due 11/15/48	2,683,000	2,594,593
CSMC Trust 8.505% (SOFR + 3.143%) due 09/09/24 § ~	500,000	506,452
GS Mortgage Securities Corportation Trust 6.427% (SOFR + 1.064%) due 10/15/36 § ~	500,000	482,863
JP Morgan Chase Commercial Mortgage Securities Trust 2.854% due 09/06/38 § ~	595,000	550,129
Med Trust 6.427% (SOFR + 1.064%) due 11/15/38 § ~	995,224	977,015
Morgan Stanley Capital I Trust 3.587% due 12/15/50	656,000	619,255
MTN Commercial Mortgage Trust 6.767% (SOFR + 1.397%) due 03/15/39 § ~	475,000	463,806
OPEN Trust 8.451% (SOFR + 3.089%) due 10/15/28 § ~	404,884	406,945
SREIT Trust 6.298% (SOFR + 0.936%) due 11/15/36 § ~	800,000	789,478

		14,483,690

Collateralized Mortgage Obligations - Residential - 0.9%

A&D Mortgage Trust 7.049% due 11/25/68 § ~	758,705	773,471
BRAVO Residential Funding Trust 1.789% due 05/25/60 § ~	1,058,595	1,006,069
2.406% due 05/25/60 § ~	398,267	380,017
OBX Trust 6.465% due 10/25/63 § ~	1,487,566	1,507,007
Vista Point Securitization Trust 2.770% due 03/25/65 § ~	1,658,496	1,647,365

		5,313,929

Fannie Mae - 1.1%

2.500% due 02/01/35	6,654,040	6,287,192
3.000% due 07/01/31 - 09/01/32	499,583	478,830

		6,766,022

	Principal Amount	Value

Freddie Mac - 0.5%

2.500% due 10/01/31	$3,335,630	$3,153,610

Total Mortgage-Backed Securities (Cost $29,196,622)		29,717,251

ASSET-BACKED SECURITIES - 17.9%

Auto Floor Plan Other - 0.0%

Ford Credit Floorplan Master Owner Trust A 2.640% due 09/15/26	75,000	73,155

Auto Floor Plan Sequential - 0.1%

Ford Credit Floorplan Master Owner Trust A 4.060% due 11/15/30	727,000	707,916

Automobile Other - 0.0%

GMF Floorplan Owner Revolving Trust 5.830% due 06/15/30 ~	187,000	189,975

Automobile Sequential - 5.7%

Enterprise Fleet Financing LLC
5.420% due 10/22/29 ~	1,661,000	1,678,469
5.500% due 04/22/30 ~	1,930,000	1,953,677
5.510% due 01/22/29 ~	1,019,357	1,020,769
Ford Credit Auto Owner Trust
5.280% due 02/15/36 ~	1,146,000	1,172,200
5.530% due 09/15/28	1,381,000	1,410,627
GM Financial Revolving Receivables Trust 5.770% due 08/11/36 ~	1,380,000	1,440,281
GMF Floorplan Owner Revolving Trust 5.340% due 06/15/28 ~	3,450,000	3,495,966
Hyundai Auto Receivables Trust
5.480% due 04/17/28	5,270,000	5,362,239
5.540% due 10/16/28	2,470,000	2,523,181
Nissan Auto Receivables Owner Trust 5.930% due 03/15/28	5,225,000	5,354,952
Porsche Financial Auto Securitization Trust 5.790% due 01/22/29 ~	1,075,000	1,098,870
Toyota Auto Receivables Owner Trust 5.540% due 08/15/28	4,067,000	4,149,594
Volkswagen Auto Loan Enhanced Trust 5.480% due 12/20/28	2,152,000	2,198,118
Westlake Automobile Receivables Trust 6.240% due 07/15/27 ~	1,731,000	1,751,355

		34,610,298

Credit Card Bullet - 1.4%

American Express Credit Account Master Trust
4.870% due 05/15/28	3,040,000	3,064,517
5.230% due 09/15/28	5,243,000	5,332,431

		8,396,948

Other Asset-Backed Securities - 10.7%

Allegro CLO VII Ltd. (Cayman) 6.756% (SOFR + 1.362%) due 06/13/31 § ~	1,189,158	1,188,977
AMMC CLO 23 Ltd. (Cayman) 6.704% (SOFR + 1.302%) due 10/17/31 § ~	500,000	499,329
AMMC CLO XIII Ltd. (Cayman) 6.710% (SOFR + 1.312%) due 07/24/29 § ~	38,679	38,721

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

MID-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Principal Amount	Value
Atrium XIII (Cayman) 6.854% (SOFR + 1.442%) due 11/21/30 § ~	$483,081	$482,838
Barings CLO Ltd. (Cayman)
6.666% (SOFR + 1.272%) due 10/15/33 § ~	2,500,000	2,496,994
6.667% (SOFR + 1.252%) due 01/20/31 § ~	876,906	876,249
Benefit Street Partners CLO III Ltd. (Cayman) 6.677% (SOFR + 1.262%) due 07/20/29 § ~	87,185	87,268
Benefit Street Partners CLO IV Ltd. (Cayman) 6.857% (SOFR + 1.442%) due 01/20/32 § ~	3,000,000	3,003,985
7.227% (SOFR + 1.812%) due 01/20/32 § ~	1,300,000	1,294,544
Benefit Street Partners CLO XVI Ltd. (Cayman) 7.214% (SOFR + 1.812%) due 01/17/32 § ~	1,000,000	996,124
BlueMountain CLO Ltd. (Cayman) 6.677% (SOFR + 1.262%) due 04/20/31 § ~	357,994	357,724
BlueMountain CLO XXII Ltd. (Cayman) 6.736% (SOFR + 1.342%) due 07/15/31 § ~	247,612	247,382
7.156% (SOFR + 1.762%) due 07/15/31 § ~	650,000	648,722
Cedar Funding IX CLO Ltd. (Cayman) 6.657% (SOFR + 1.242%) due 04/20/31 § ~	245,907	245,981
CIFC Funding Ltd. (Cayman) 6.710% (SOFR + 1.312%) due 04/24/30 § ~	199,294	198,876
Clover CLO LLC 6.800% (SOFR + 1.422%) due 01/25/35 § ~	315,000	315,079
Dryden 30 Senior Loan Fund (Cayman) 6.461% (SOFR + 1.082%) due 11/15/28 § ~	543,414	541,912
Galaxy XIX CLO Ltd. (Cayman) 6.610% (SOFR + 1.212%) due 07/24/30 § ~	659,927	658,880
Goldentree Loan Management U.S. CLO 2 Ltd. (Cayman) 6.587% (SOFR + 1.172%) due 11/20/30 § ~	1,676,499	1,675,241
GoldenTree Loan Opportunities X Ltd. 6.797% (SOFR + 1.382%) due 07/20/31 § ~	250,000	250,174
Goldentree Loan Opportunities XI Ltd. (Cayman) 6.727% (SOFR + 1.332%) due 01/18/31 § ~	1,828,907	1,831,023
Lendmark Funding Trust 2.000% due 04/20/32 ~	1,504,000	1,343,311
Madison Park Funding LIX Ltd. (Cayman) 6.797% (SOFR + 1.402%) due 01/18/34 § ~	250,000	249,926
Madison Park Funding XLVI Ltd. (Cayman) 7.306% (SOFR + 1.912%) due 10/15/34 § ~	1,300,000	1,298,199
Madison Park Funding XLVIII Ltd. (Cayman) 7.108% (SOFR + 1.712%) due 04/19/33 § ~	1,300,000	1,287,663
Madison Park Funding XVIII Ltd. (Cayman) 6.614% (SOFR + 1.202%) due 10/21/30 § ~	278,585	278,220
Madison Park Funding XXX Ltd. (Cayman) 6.406% (SOFR + 1.012%) due 04/15/29 § ~	539,585	537,551

	Principal Amount	Value
Madison Park Funding XXXIV Ltd. (Cayman) 6.760% (SOFR + 1.382%) due 04/25/32 § ~	$500,000	$500,012
Navient Private Education Loan Trust 3.160% due 11/15/68 ~	560,000	480,069
Navient Private Education Refi Loan Trust
6.476% (SOFR + 1.114%) due 04/15/69 § ~	949,211	940,904
6.510% (PRIME -1.990%) due 04/15/60 § ~	1,217,865	1,171,065
6.526% (SOFR + 1.164%) due 12/15/59 § ~	1,850,902	1,840,058
Navient Student Loan Trust 3.390% due 12/15/59 ~	2,782,527	2,660,848
Nelnet Student Loan Trust 1.360% due 04/20/62 ~	299,971	271,792
OCP CLO Ltd. (Cayman) 6.721% (SOFR + 1.342%) due 04/26/31 § ~	1,460,555	1,460,718
Octagon Investment Partners 20-R Ltd. (Cayman) 6.783% (SOFR + 1.412%) due 05/12/31 § ~	250,000	250,034
Octagon Investment Partners XVI Ltd. (Cayman) 6.684% (SOFR + 1.282%) due 07/17/30 § ~	247,934	247,649
Octagon Investment Partners XVII Ltd. (Cayman) 6.640% (SOFR + 1.262%) due 01/25/31 § ~	225,543	225,358
Octagon Investment Partners XXI Ltd. (Cayman) 6.639% (SOFR + 1.262%) due 02/14/31 § ~	1,500,000	1,497,884
OHA Credit Funding 6 Ltd. (Cayman) 6.817% (SOFR + 1.402%) due 07/20/34 § ~	315,000	315,227
OneMain Financial Issuance Trust
3.140% due 10/14/36 ~	1,568,000	1,469,382
5.500% due 06/14/38 ~	2,607,000	2,644,287
5.940% due 05/15/34 ~	1,300,000	1,304,042
6.839% (SOFR + 1.500%) due 09/15/36 § ~	512,000	515,245
Palmer Square Loan Funding Ltd. (Cayman)
6.477% (SOFR + 1.062%) due 07/20/29 § ~	1,072,588	1,069,432
7.214% (SOFR + 1.820%) due 04/15/31 § ~	213,614	214,411
PFS Financing Corp. 5.270% due 05/15/28 ~	2,600,000	2,614,420
Pikes Peak CLO 8 (Cayman) 6.847% (SOFR + 1.432%) due 07/20/34 § ~	250,000	249,839
Race Point VIII CLO Ltd. (Cayman) 6.669% (SOFR + 1.302%) due 02/20/30 § ~	1,922,797	1,921,791
Regatta XVIII Funding Ltd. (Cayman) 6.756% (SOFR + 1.362%) due 01/15/34 § ~	2,750,000	2,744,073
RR 1 LLC 6.806% (SOFR + 1.412%) due 07/15/35 § ~	315,000	314,772
RR 24 Ltd. (Bermuda) 7.747% (SOFR + 2.400%) due 01/15/36 § ~	2,650,000	2,649,841
Signal Peak CLO 5 Ltd. (Cayman) 6.750% (SOFR + 1.372%) due 04/25/31 § ~	2,425,276	2,428,691
SLM Private Credit Student Loan Trust 6.046% (SOFR + 0.662%) due 06/15/33 §	2,092,193	2,064,080
SLM Private Education Loan Trust 10.226% (SOFR + 4.864%) due 10/15/41 § ~	751,892	791,621

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

MID-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Principal Amount	Value
SMB Private Education Loan Trust
1.390% due 01/15/53 ~	$2,615,512	$2,308,427
1.600% due 09/15/54 ~	1,247,291	1,123,014
6.196% (SOFR + 0.834%) due 01/15/37 § ~	137,615	136,285
6.206% (SOFR + 0.844%) due 01/15/53 § ~	645,817	634,371
6.276% (SOFR + 0.914%) due 01/15/53 § ~	1,694,353	1,667,087
6.320% (SOFR + 0.964%) due 09/15/54 § ~	802,439	792,201
Stratus CLO Ltd. (Cayman) 6.577% (SOFR + 1.162%) due 12/28/29 § ~	527,398	524,582

		64,974,405

Total Asset-Backed Securities (Cost $107,570,966)		108,952,697

SHORT-TERM INVESTMENTS - 47.3%

Commercial Paper - 0.8%

Global Payments, Inc. 6.146% due 01/19/24	5,000,000	4,982,249

Repurchase Agreements - 3.2%

Fixed Income Clearing Corp. 4.950% due 01/02/24 (Dated 12/29/23, repurchase price of $19,302,824; collateralized by U.S. Treasury Bonds: 2.875% due 05/15/43 and value $19,678,121)	19,292,213	19,292,213

	Principal Amount	Value

U.S. Treasury Bills - 43.3%

due 02/15/24 #	$40,000,000	$39,824,392
5.203% due 02/06/24	45,000,000	44,769,240
5.275% due 03/14/24	65,000,000	64,326,145
5.313% due 02/29/24	115,000,000	114,025,578

		262,945,355

Total Short-Term Investments (Cost $287,186,429)		287,219,817

TOTAL INVESTMENTS - 99.6% (Cost $598,568,602)		605,223,786

DERIVATIVES - 11.3%		68,500,207

OTHER ASSETS & LIABILITIES, NET - (10.9%)		(66,176,584)

NET ASSETS - 100.0%		$607,547,409

Notes to Schedule of Investments

(a)	As of December 31, 2023, the Fund’s composition as a percentage of net assets was as follows:

Short-Term Investments	47.3%
Corporate Bonds & Notes	29.5%
Asset-Backed Securities	17.9%
Mortgage-Backed Securities	4.9%

	99.6%
Derivatives	11.3%
Other Assets & Liabilities, Net	(10.9%	)

	100.0%

(b)	As of December 31, 2023, open futures contracts outstanding were as follows:

Short Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
CBOT 2 Year U.S. Treasury Notes	03/24	514	$105,080,350	$105,839,828	($759,478)
CBOT 5 Year U.S. Treasury Notes	03/24	1,195	127,150,560	129,984,258	(2,833,698)
CBOT 10 Year U.S. Treasury Notes	03/24	78	8,708,026	8,805,469	(97,443)
CBOT Ultra 10 Year U.S. Treasury Notes	03/24	8	902,275	944,125	(41,850)

Total Futures Contracts					($3,732,469)

(c)	As of December 31, 2023, swap agreements outstanding were as follows:

Total Return Swaps - Long

Receive	Pay	Payment Frequency Receive Rate/ Pay Rate	Counterparty	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Russell Mid Cap Index	SOFR + 0.590%	A	CIT	01/19/24	$161,113,730	$8,520,171	$–	$8,520,171
Russell Mid Cap Index	SOFR + 0.380%	Q	GSC	05/01/24	129,491,955	22,521,764	–	22,521,764
Russell Mid Cap Index	SOFR + 0.390%	Q	GSC	05/10/24	6,012,423	859,397	–	859,397
Russell Mid Cap Index	SOFR + 0.400%	Q	JPM	11/01/24	206,445,594	36,010,539	–	36,010,539
Russell Mid Cap Index	SOFR + 0.400%	Q	JPM	11/01/24	28,861,191	4,320,805	–	4,320,805

Total Swap Agreements						$72,232,676	$–	$72,232,676

Balances reported in the Statement of Assets and Liabilities for Over the Counter (OTC)

	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
OTC Swap Agreements
Assets	$–	$72,232,676
Liabilities	–	–

	$–	$72,232,676

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

MID-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

(d)	Fair Value Measurements

As of December 31, 2023, the Fund’s investments, as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities were as follows:

		Total Value at December 31, 2023	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$179,334,021	$–	$179,334,021	$–
	Mortgage-Backed Securities	29,717,251	–	29,717,251	–
	Asset-Backed Securities	108,952,697	–	108,952,697	–
	Short-Term Investments	287,219,817	–	287,219,817	–
	Derivatives:
	Equity Contracts
	Swaps	72,232,676	–	72,232,676	–

	Total Assets	677,456,462	–	677,456,462	–

Liabilities	Derivatives:
	Interest Rate Contracts
	Futures	(3,732,469)	(3,732,469)	–	–

	Total Liabilities	(3,732,469)	(3,732,469)	–	–

	Total	$673,723,993	($3,732,469)	$677,456,462	$–

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

MID-CAP GROWTH PORTFOLIO

Schedule of Investments

December 31, 2023

	Shares	Value
COMMON STOCKS - 99.5%

Communications - 6.7%

FactSet Research Systems, Inc.	21,966	$10,478,880
Pinterest, Inc. Class A *	896,827	33,218,472
Trade Desk, Inc. Class A *	260,205	18,724,352

		62,421,704

Consumer, Cyclical - 14.4%

Casey’s General Stores, Inc.	17,360	4,769,486
Copart, Inc. *	315,647	15,466,703
Fastenal Co.	249,722	16,174,494
Floor & Decor Holdings, Inc. Class A *	182,877	20,401,758
Fox Factory Holding Corp. *	55,427	3,740,214
Levi Strauss & Co. Class A	598,686	9,902,266
Lululemon Athletica, Inc. *	20,216	10,336,239
National Vision Holdings, Inc. *	298,073	6,238,668
On Holding AG Class A * (Switzerland)	489,229	13,194,506
Pool Corp.	50,660	20,198,649
Vail Resorts, Inc.	67,300	14,366,531

		134,789,514

Consumer, Non-Cyclical - 33.7%

Agilent Technologies, Inc.	102,522	14,253,634
Align Technology, Inc. *	40,696	11,150,704
Bio-Techne Corp.	215,311	16,613,397
Brown-Forman Corp. Class B	231,554	13,221,733
Celsius Holdings, Inc. *	74,899	4,083,493
Cooper Cos., Inc.	40,527	15,337,038
CoStar Group, Inc. *	483,079	42,216,274
Dexcom, Inc. *	243,544	30,221,375
Edwards Lifesciences Corp. *	169,636	12,934,745
Envista Holdings Corp. *	422,621	10,168,261
GE HealthCare Technologies, Inc.	125,053	9,669,098
IDEXX Laboratories, Inc. *	34,303	19,039,880
Inspire Medical Systems, Inc. *	46,111	9,380,361
Intuitive Surgical, Inc. *	55,847	18,840,544
Ionis Pharmaceuticals, Inc. *	147,140	7,443,812
MarketAxess Holdings, Inc.	95,356	27,925,004
Repligen Corp. *	108,925	19,584,715
Rollins, Inc.	228,513	9,979,163
West Pharmaceutical Services, Inc.	36,339	12,795,689
WillScot Mobile Mini Holdings Corp. *	233,048	10,370,636

		315,229,556

Financial - 1.1%

Blue Owl Capital, Inc.	264,259	3,937,459
Kinsale Capital Group, Inc.	18,935	6,341,521

		10,278,980

Industrial - 22.0%

AO Smith Corp.	183,763	15,149,422
Coherent Corp. *	279,774	12,178,562
Generac Holdings, Inc. *	118,322	15,291,935
HEICO Corp. Class A	123,504	17,591,910
Howmet Aerospace, Inc.	228,003	12,339,522
Keysight Technologies, Inc. *	82,421	13,112,357
Lincoln Electric Holdings, Inc.	61,721	13,421,849
Littelfuse, Inc.	41,522	11,109,626
Martin Marietta Materials, Inc.	28,435	14,186,506
Mettler-Toledo International, Inc. *	8,495	10,304,095
Novanta, Inc. *	78,337	13,192,734
Trex Co., Inc. *	193,361	16,008,357
Trimble, Inc.*	255,819	13,609,571
Universal Display Corp.	99,160	18,965,342
Westinghouse Air Brake Technologies Corp.	76,796	9,745,412

		206,207,200

	Shares	Value
Technology - 21.6%

Crowdstrike Holdings, Inc. Class A *	71,511	$18,258,189
DoubleVerify Holdings, Inc. *	283,482	10,426,468
HubSpot, Inc. *	23,328	13,542,837
Lattice Semiconductor Corp. *	146,505	10,107,380
Microchip Technology, Inc.	196,391	17,710,540
MongoDB, Inc. *	19,369	7,919,016
Monolithic Power Systems, Inc.	40,421	25,496,758
Paycom Software, Inc.	60,470	12,500,358
Teradyne, Inc.	170,203	18,470,430
Tyler Technologies, Inc. *	43,544	18,206,617
Veeva Systems, Inc. Class A *	75,571	14,548,929
Workday, Inc. Class A *	46,114	12,730,231
Workiva, Inc. *	120,904	12,275,383
Zebra Technologies Corp. Class A *	36,826	10,065,651

		202,258,787

Total Common Stocks (Cost $819,916,955)		931,185,741

	Principal Amount
SHORT-TERM INVESTMENTS - 0.6%

Repurchase Agreements - 0.6%

Fixed Income Clearing Corp. 4.950% due 01/02/24 (Dated 12/29/23, repurchase price of $5,174,092; collateralized by U.S. Treasury Bond: 2.875% due 05/15/43 and value $5,274,748)	$5,171,248	5,171,248

Total Short-Term Investments (Cost $5,171,248)		5,171,248

TOTAL INVESTMENTS - 100.1% (Cost $825,088,203)		936,356,989

OTHER ASSETS & LIABILITIES, NET - (0.1%)		(836,823)

NET ASSETS - 100.0%		$935,520,166

Notes to Schedule of Investments

(a)	As of December 31, 2023, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	33.7%
Industrial	22.0%
Technology	21.6%
Consumer, Cyclical	14.4%
Communications	6.7%
Others (each less than 3.0%)	1.7%

	100.1%
Other Assets & Liabilities, Net	(0.1%	)

	100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

MID-CAP GROWTH PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

(b)	Fair Value Measurements

As of December 31, 2023, the Fund’s investments, as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities were as follows:

		Total Value at December 31, 2023	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$931,185,741	$931,185,741	$–	$–
	Short-Term Investments	5,171,248	–	5,171,248	–

	Total	$936,356,989	$931,185,741	$5,171,248	$–

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

MID-CAP VALUE PORTFOLIO

Schedule of Investments

December 31, 2023

	Shares	Value
COMMON STOCKS - 98.1%

Basic Materials - 4.6%

Axalta Coating Systems Ltd. *	54,466	$1,850,210
CF Industries Holdings, Inc.	27,378	2,176,551
DuPont de Nemours, Inc.	40,509	3,116,357
FMC Corp.	20,089	1,266,612
Freeport-McMoRan, Inc.	65,095	2,771,094
Olin Corp.	36,377	1,962,539
PPG Industries, Inc.	20,077	3,002,515

		16,145,878

Communications - 3.3%

CDW Corp.	6,408	1,456,667
eBay, Inc.	31,565	1,376,865
Expedia Group, Inc. *	21,408	3,249,520
Gen Digital, Inc.	152,509	3,480,256
Interpublic Group of Cos., Inc.	55,738	1,819,288

		11,382,596

Consumer, Cyclical - 12.3%

Alaska Air Group, Inc. *	46,607	1,820,935
AutoZone, Inc. *	1,800	4,654,098
Boyd Gaming Corp.	27,980	1,751,828
Churchill Downs, Inc.	9,890	1,334,458
Darden Restaurants, Inc.	9,983	1,640,207
Ferguson PLC	17,715	3,420,235
Gentex Corp.	67,267	2,196,940
Harley-Davidson, Inc.	58,257	2,146,188
Lear Corp.	12,058	1,702,710
LKQ Corp.	46,914	2,242,020
Marriott International, Inc. Class A	10,097	2,276,974
NVR, Inc. *	330	2,310,149
Polaris, Inc.	14,166	1,342,512
Ralph Lauren Corp.	14,096	2,032,643
Resideo Technologies, Inc. *	67,689	1,273,907
Ross Stores, Inc.	25,027	3,463,487
Tempur Sealy International, Inc.	64,349	3,279,869
Whirlpool Corp.	14,512	1,767,126
Wyndham Hotels & Resorts, Inc.	24,489	1,969,160

		42,625,446

Consumer, Non-Cyclical - 13.4%

AMN Healthcare Services, Inc. *	17,984	1,346,642
Avantor, Inc. *	140,788	3,214,190
Avery Dennison Corp.	12,023	2,430,570
Cencora, Inc.	20,440	4,197,967
Centene Corp. *	25,885	1,920,926
Coca-Cola Europacific Partners PLC (United Kingdom)	20,903	1,395,066
Constellation Brands, Inc. Class A	7,842	1,895,804
Corteva, Inc.	42,916	2,056,535
Equifax, Inc.	7,677	1,898,445
Fortrea Holdings, Inc. *	33,940	1,184,506
Global Payments, Inc.	8,430	1,070,610
H&R Block, Inc.	30,886	1,493,956
Henry Schein, Inc. *	19,419	1,470,212
ICON PLC *	15,235	4,312,571
Kenvue, Inc.	51,471	1,108,171
Molina Healthcare, Inc. *	8,041	2,905,294
Perrigo Co. PLC	23,563	758,257
RB Global, Inc. (Canada)	35,590	2,380,615
Robert Half, Inc.	29,443	2,588,629
TransUnion	23,000	1,580,330
U.S. Foods Holding Corp. *	69,696	3,164,895
Zimmer Biomet Holdings, Inc.	17,413	2,119,162

		46,493,353

	Shares	Value
Energy - 5.3%

Chord Energy Corp.	2,973	$494,202
Devon Energy Corp.	36,448	1,651,095
Diamondback Energy, Inc.	10,016	1,553,281
EQT Corp.	35,246	1,362,610
Halliburton Co.	110,787	4,004,950
Phillips 66	14,198	1,890,322
Range Resources Corp.	74,203	2,258,739
Teck Resources Ltd. Class B (Canada)	37,748	1,595,608
Tidewater, Inc. *	21,014	1,515,320
Weatherford International PLC *	21,005	2,054,919

		18,381,046

Financial - 22.5%

Aflac, Inc.	14,526	1,198,395
American Homes 4 Rent Class A REIT	43,974	1,581,305
Ameriprise Financial, Inc.	19,497	7,405,546
ARES Management Corp. Class A	23,116	2,748,955
Arthur J Gallagher & Co.	8,292	1,864,705
Discover Financial Services	36,656	4,120,134
East West Bancorp, Inc.	29,206	2,101,372
EastGroup Properties, Inc. REIT	9,288	1,704,720
Equity LifeStyle Properties, Inc. REIT	33,403	2,356,248
Equity Residential REIT	32,009	1,957,670
Essex Property Trust, Inc. REIT	8,296	2,056,910
Evercore, Inc. Class A	15,199	2,599,789
Everest Group Ltd.	4,370	1,545,145
Fifth Third Bancorp	133,219	4,594,723
First American Financial Corp.	44,062	2,839,355
Globe Life, Inc.	17,405	2,118,537
Huntington Bancshares, Inc.	309,013	3,930,645
Invitation Homes, Inc. REIT	37,929	1,293,758
Lamar Advertising Co. Class A REIT	30,357	3,226,342
LPL Financial Holdings, Inc.	11,982	2,727,343
Markel Group, Inc. *	1,038	1,473,856
Regency Centers Corp. REIT	49,078	3,288,226
RenaissanceRe Holdings Ltd. (Bermuda)	3,568	699,328
Rexford Industrial Realty, Inc. REIT	33,499	1,879,294
Rocket Cos., Inc. Class A *	110,709	1,603,066
Simon Property Group, Inc. REIT	27,327	3,897,923
SLM Corp.	64,720	1,237,446
Synchrony Financial	33,859	1,293,075
Travelers Cos., Inc.	9,324	1,776,129
U.S. Bancorp	43,700	1,891,336
VICI Properties, Inc. REIT	77,206	2,461,327
Voya Financial, Inc.	11,937	870,924
Welltower, Inc. REIT	20,236	1,824,680

		78,168,207

Industrial - 22.9%

Advanced Drainage Systems, Inc.	12,824	1,803,567
Allegion PLC	25,518	3,232,875
AMETEK, Inc.	31,572	5,205,907
Atkore, Inc. *	11,090	1,774,400
Ball Corp.	22,842	1,313,872
Builders FirstSource, Inc. *	8,422	1,405,969
BWX Technologies, Inc.	31,656	2,428,965
Crown Holdings, Inc.	11,120	1,024,041
Curtiss-Wright Corp.	14,164	3,155,598
Dover Corp.	29,271	4,502,173
Eaton Corp. PLC	4,972	1,197,357
Expeditors International of Washington, Inc.	25,178	3,202,642
Flex Ltd. *	67,920	2,068,843
Fortive Corp.	20,856	1,535,627
Frontdoor, Inc. *	55,989	1,971,933
Garmin Ltd.	16,705	2,147,261
Hexcel Corp.	19,996	1,474,705

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

MID-CAP VALUE PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Shares	Value
Howmet Aerospace, Inc.	93,990	$5,086,739
ITT, Inc.	13,101	1,563,211
Jacobs Solutions, Inc.	13,538	1,757,232
L3Harris Technologies, Inc.	10,025	2,111,466
Landstar System, Inc.	13,828	2,677,792
Masco Corp.	57,231	3,833,332
Norfolk Southern Corp.	13,837	3,270,790
nVent Electric PLC	38,994	2,304,155
Otis Worldwide Corp.	23,296	2,084,293
Packaging Corp. of America	11,887	1,936,511
Parker-Hannifin Corp.	13,079	6,025,495
TE Connectivity Ltd.	21,417	3,009,089
Textron, Inc.	57,567	4,629,538

		79,735,378

Technology - 8.8%

ASGN, Inc. *	11,922	1,146,539
Check Point Software Technologies Ltd. * (Israel)	23,167	3,539,686
Cognizant Technology Solutions Corp. Class A	33,053	2,496,493
Dell Technologies, Inc. Class C	53,482	4,091,373
Leidos Holdings, Inc.	9,888	1,070,277
Microchip Technology, Inc.	18,737	1,689,703
NetApp, Inc.	14,461	1,274,882
NXP Semiconductors NV (China)	7,539	1,731,557
Qorvo, Inc. *	16,483	1,856,151
Science Applications International Corp.	16,335	2,030,767
Take-Two Interactive Software, Inc. *	15,692	2,525,627
Teradyne, Inc.	35,464	3,848,553
Zebra Technologies Corp. Class A *	12,284	3,357,586

		30,659,194

Utilities - 5.0%

American Electric Power Co., Inc.	33,234	2,699,265
American Water Works Co., Inc.	8,644	1,140,922
CenterPoint Energy, Inc.	150,236	4,292,242
DTE Energy Co.	31,261	3,446,838
Entergy Corp.	26,671	2,698,838
FirstEnergy Corp.	42,419	1,555,081
OGE Energy Corp.	45,120	1,576,042

		17,409,228

Total Common Stocks (Cost $277,172,725)		341,000,326

	Principal Amount	Value
SHORT-TERM INVESTMENTS - 1.8%

Repurchase Agreements - 1.8%

Fixed Income Clearing Corp. 4.950% due 01/02/24 (Dated 12/29/23, repurchase price of $6,436,755; collateralized by U.S. Treasury Notes: 0.750% due 03/31/26 and value $6,561,902)	$6,433,216	$6,433,216

Total Short-Term Investments (Cost $6,433,216)		6,433,216

TOTAL INVESTMENTS - 99.9% (Cost $283,605,941)		347,433,542

OTHER ASSETS & LIABILITIES, NET - 0.1%		357,834

NET ASSETS - 100.0%		$347,791,376

Notes to Schedule of Investments

(a)	As of December 31, 2023, the Fund’s composition by sector as a percentage of net assets was as follows:

Industrial	22.9%
Financial	22.5%
Consumer, Non-Cyclical	13.4%
Consumer, Cyclical	12.3%
Technology	8.8%
Energy	5.3%
Utilities	5.0%
Basic Materials	4.6%
Communications	3.3%
Others (each less than 3.0%)	1.8%

99.9%
Other Assets & Liabilities, Net	0.1%

100.0%

(b)	Fair Value Measurements

As of December 31, 2023, the Fund’s investments, as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities were as follows:

		Total Value at December 31, 2023	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$341,000,326	$341,000,326	$–	$–
	Short-Term Investments	6,433,216	–	6,433,216	–

	Total	$347,433,542	$341,000,326	$6,433,216	$–

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments

December 31, 2023

	Shares	Value
RIGHTS - 0.0%

Consumer, Non-Cyclical - 0.0%

Cartesian Therapeutics, Inc. - Contingent Value Rights * ±	7,871	$1,417
Chinook Therapeutics, Inc. - Contingent Value Rights * Ω ±	3,680	1,619
Contra Aduro Biotechnologies, Inc. - Contingent Value Rights * Ω ±	154	391
OmniAb, Inc. $12.50 - Earn Out Shares * Ω ±	660	–
OmniAb, Inc. $15.00 - Earn Out Shares * Ω ±	660	–

		3,427

Total Rights (Cost $2,682)		3,427

COMMON STOCKS - 98.9%

Basic Materials - 4.9%

5E Advanced Materials, Inc. *	806	1,137
AdvanSix, Inc.	1,881	56,355
American Vanguard Corp.	1,524	16,718
Ashland, Inc.	8,798	741,759
Avient Corp.	66,699	2,772,677
Caledonia Mining Corp. PLC (South Africa)	1,117	13,627
Carpenter Technology Corp.	3,403	240,932
Centrus Energy Corp. Class A *	837	45,541
Codexis, Inc. *	4,172	12,725
Coeur Mining, Inc. *	22,571	73,582
Commercial Metals Co.	21,092	1,055,444
Constellium SE *	3,348	66,826
Contango ORE, Inc. *	259	4,691
Dakota Gold Corp. *	1,458	3,820
Danimer Scientific, Inc. *	5,369	5,476
Ecovyst, Inc. *	4,953	48,391
Elementis PLC * (United Kingdom)	1,497,351	2,434,271
Encore Energy Corp. * (Canada)	10,008	39,331
Energy Fuels, Inc. *	1,473	10,591
Glatfelter Corp. *	3,399	6,594
Haynes International, Inc.	850	48,493
HB Fuller Co.	398	32,401
Hecla Mining Co.	33,679	161,996
i-80 Gold Corp. * (Canada)	12,296	21,641
Innospec, Inc.	209	25,757
Intrepid Potash, Inc. *	722	17,249
Kaiser Aluminum Corp.	55	3,916
Koppers Holdings, Inc.	1,440	73,757
Kronos Worldwide, Inc.	1,510	15,009
Mativ Holdings, Inc.	3,717	56,907
Minerals Technologies, Inc.	2,263	161,375
Oil-Dri Corp. of America	249	16,703
Olin Corp.	9,980	538,421
Origin Materials, Inc. *	6,537	5,466
Perimeter Solutions SA *	10,400	47,840
Piedmont Lithium, Inc. *	803	22,669
Rayonier Advanced Materials, Inc. *	4,357	17,646
Rogers Corp. *	315	41,602
Schnitzer Steel Industries, Inc. Class A	1,852	55,856
Stepan Co.	1,315	124,333
Trinseo PLC	2,390	20,004
Tronox Holdings PLC	154,311	2,185,044
Uranium Energy Corp. *	26,266	168,102
Valhi, Inc.	90	1,367
Worthington Steel, Inc. *	2,102	59,066

		11,573,108

	Shares	Value
Communications - 1.5%

1-800-Flowers.com, Inc. Class A *	1,775	$19,134
ADTRAN Holdings, Inc.	5,316	39,019
Advantage Solutions, Inc. *	5,928	21,459
Allbirds, Inc. Class A *	6,644	8,139
AMC Networks, Inc. Class A *	2,104	39,534
Anterix, Inc. *	95	3,165
ATN International, Inc.	738	28,760
Aviat Networks, Inc. *	854	27,892
BARK, Inc. *	11,782	9,490
Beyond, Inc. *	3,184	88,165
Blacksky Technology, Inc. *	8,162	11,427
Blade Air Mobility, Inc. *	4,110	14,508
Boston Omaha Corp. Class A *	1,462	22,997
Bumble, Inc. Class A *	7,177	105,789
Clear Channel Outdoor Holdings, Inc. *	25,588	46,570
Clearfield, Inc. *	28,439	827,006
Cogent Communications Holdings, Inc.	1,104	83,970
Consolidated Communications Holdings, Inc. *	4,629	20,136
ContextLogic, Inc. Class A *	1,535	9,133
DHI Group, Inc. *	2,976	7,708
DigitalBridge Group, Inc.	7,711	135,251
DZS, Inc. *	1,951	3,843
EchoStar Corp. Class A *	8,370	138,691
ePlus, Inc. *	1,713	136,766
Eventbrite, Inc. Class A *	503	4,205
EverQuote, Inc. Class A *	123	1,506
EW Scripps Co. Class A *	2,142	17,115
Figs, Inc. Class A *	1,022	7,103
fuboTV, Inc. *	19,311	61,409
Gannett Co., Inc. *	9,841	22,634
Globalstar, Inc. *	7,484	14,519
Gogo, Inc. *	4,098	41,513
Gray Television, Inc.	5,372	48,133
HealthStream, Inc.	989	26,733
IDT Corp. Class B *	242	8,250
iHeartMedia, Inc. Class A *	7,089	18,928
KVH Industries, Inc. *	1,296	6,817
Lands’ End, Inc. *	1,013	9,684
Liberty Latin America Ltd. Class A *	2,105	15,388
Liberty Latin America Ltd. Class C *	9,653	70,853
Liquidity Services, Inc. *	650	11,187
Lumen Technologies, Inc. *	68,749	125,811
Magnite, Inc. *	5,307	49,567
MediaAlpha, Inc. Class A *	223	2,486
Mondee Holdings, Inc. *	514	1,419
NETGEAR, Inc. *	2,140	31,201
Nextdoor Holdings, Inc. *	4,063	7,679
Open Lending Corp. Class A *	560	4,766
Opendoor Technologies, Inc. *	36,527	163,641
Preformed Line Products Co.	92	12,315
Ribbon Communications, Inc. *	6,075	17,618
Scholastic Corp.	1,823	68,727
Shenandoah Telecommunications Co.	3,306	71,476
Sinclair, Inc.	1,876	24,444
Solo Brands, Inc. Class A *	543	3,345
Sphere Entertainment Co. *	1,812	61,536
Spok Holdings, Inc.	1,211	18,746
Squarespace, Inc. Class A *	2,395	79,059
Stagwell, Inc. *	5,471	36,273
Stitch Fix, Inc. Class A *	3,065	10,942
TEGNA, Inc.	14,047	214,919
Telephone & Data Systems, Inc.	6,893	126,487
Terran Orbital Corp. *	7,332	8,358
Thryv Holdings, Inc. *	2,102	42,776
TrueCar, Inc. *	6,141	21,248
Tucows, Inc. Class A *	408	11,016
Urban One, Inc. *	1,785	6,681

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Shares	Value
Viavi Solutions, Inc. *	2,634	$26,524
Vivid Seats, Inc. Class A *	1,156	7,306
WideOpenWest, Inc. *	3,403	13,782
Ziff Davis, Inc. *	2,481	166,698

		3,671,375

Consumer, Cyclical - 13.5%

A-Mark Precious Metals, Inc.	1,294	39,143
Abercrombie & Fitch Co. Class A *	1,604	141,505
Adient PLC *	84,113	3,058,349
Aeva Technologies, Inc. *	7,276	5,513
Allegiant Travel Co.	967	79,884
America’s Car-Mart, Inc. *	399	30,232
American Axle & Manufacturing Holdings, Inc. *	7,779	68,533
American Eagle Outfitters, Inc.	9,815	207,685
Asbury Automotive Group, Inc. *	1,432	322,157
Aurora Innovation, Inc. *	23,103	100,960
Bally’s Corp. *	904	12,602
Beacon Roofing Supply, Inc. *	3,598	313,098
Beazer Homes USA, Inc. *	2,007	67,817
Big 5 Sporting Goods Corp.	1,470	9,320
Big Lots, Inc.	1,946	15,159
Biglari Holdings, Inc. Class B *	55	9,071
BJ’s Restaurants, Inc. *	657	23,659
Blue Bird Corp. *	1,595	43,001
Bluegreen Vacations Holding Corp.	147	11,043
BlueLinx Holdings, Inc. *	602	68,213
Bowlero Corp. Class A *	106	1,501
Boyd Gaming Corp.	14,267	893,257
Brinker International, Inc. *	36,037	1,556,078
Brunswick Corp.	14,900	1,441,575
Build-A-Bear Workshop, Inc.	193	4,437
Caleres, Inc.	2,316	71,171
Carrols Restaurant Group, Inc.	2,507	19,755
Carvana Co. *	3,727	197,307
Cato Corp. Class A	1,191	8,504
Century Casinos, Inc. *	307	1,498
Century Communities, Inc.	6,705	611,094
Chico’s FAS, Inc. *	8,198	62,141
Children’s Place, Inc. *	811	18,831
Chuy’s Holdings, Inc. *	213	8,143
Cinemark Holdings, Inc. *	1,249	17,598
Clarus Corp.	1,777	12,252
Clean Energy Fuels Corp. *	11,554	44,252
Commercial Vehicle Group, Inc. *	1,970	13,810
CompX International, Inc.	141	3,564
Cooper-Standard Holdings, Inc. *	795	15,534
Daktronics, Inc. *	2,568	21,777
Dalata Hotel Group PLC (Ireland)	249,290	1,271,441
Dana, Inc.	9,258	135,259
Denny’s Corp. *	784	8,530
Designer Brands, Inc. Class A	2,941	26,028
Destination XL Group, Inc. *	3,842	16,905
Dine Brands Global, Inc.	149	7,398
Dr. Martens PLC (United Kingdom)	647,071	728,959
Dream Finders Homes, Inc. Class A *	980	34,819
Duluth Holdings, Inc. Class B *	768	4,132
El Pollo Loco Holdings, Inc. *	1,898	16,740
Empire Resorts, Inc. (Escrow) * Ω ±	222	–
Escalade, Inc.	623	12,516
Ethan Allen Interiors, Inc.	1,556	49,668
Everi Holdings, Inc. *	2,129	23,994
EVgo, Inc. *	6,058	21,688
EVI Industries, Inc.	12	285
First Watch Restaurant Group, Inc. *	885	17,788
Foot Locker, Inc.	5,691	177,275
Forestar Group, Inc. *	1,248	41,271
Fossil Group, Inc. *	3,701	5,403
Full House Resorts, Inc. *	405	2,175
Funko, Inc. Class A *	626	4,839

	Shares	Value
G-III Apparel Group Ltd. *	2,892	$98,270
Genesco, Inc. *	751	26,443
Global Industrial Co.	193	7,496
GMS, Inc. *	1,956	161,233
Goodyear Tire & Rubber Co. *	19,490	279,097
Green Brick Partners, Inc. *	1,194	62,016
Group 1 Automotive, Inc.	1,793	546,399
GrowGeneration Corp. *	4,019	10,088
Guess?, Inc.	1,696	39,110
Hanesbrands, Inc.	8,016	35,751
Haverty Furniture Cos., Inc.	998	35,429
Hawaiian Holdings, Inc. *	3,470	49,274
Hibbett, Inc.	139	10,011
Hilton Grand Vacations, Inc. *	72,951	2,931,171
HNI Corp.	32,515	1,360,102
Holley, Inc. *	3,603	17,547
Hooker Furnishings Corp.	739	19,273
Hovnanian Enterprises, Inc. Class A *	332	51,666
Hudson Technologies, Inc. *	2,501	33,738
Hyliion Holdings Corp. *	8,538	6,947
indie Semiconductor, Inc. Class A * (China)	833	6,756
Interface, Inc.	4,124	52,045
iRobot Corp. *	176	6,811
J Jill, Inc. *	307	7,914
Jack in the Box, Inc.	7,077	577,695
JAKKS Pacific, Inc. *	502	17,846
JetBlue Airways Corp. *	22,928	127,250
Johnson Outdoors, Inc. Class A	368	19,659
KB Home	4,928	307,803
La-Z-Boy, Inc.	3,034	112,015
Landsea Homes Corp. *	1,461	19,198
Lazydays Holdings, Inc. *	525	3,701
LCI Industries	10,042	1,262,380
Leslie’s, Inc. *	11,063	76,445
LGI Homes, Inc. *	1,331	177,236
Life Time Group Holdings, Inc. *	2,101	31,683
Light & Wonder, Inc. *	3,353	275,315
Lindblad Expeditions Holdings, Inc. *	2,174	24,501
Lions Gate Entertainment Corp. Class A *	1,435	15,641
Lions Gate Entertainment Corp. Class B *	2,447	24,935
M/I Homes, Inc. *	8,831	1,216,382
Madison Square Garden Entertainment Corp. *	392	12,462
Malibu Boats, Inc. Class A *	528	28,945
Marcus Corp.	1,892	27,585
MarineMax, Inc. *	1,456	56,638
Mattel, Inc. *	115,867	2,187,569
MDC Holdings, Inc.	4,151	229,343
Meritage Homes Corp.	5,896	1,027,083
Methode Electronics, Inc.	2,320	52,734
Microvast Holdings, Inc. *	14,447	20,226
Miller Industries, Inc.	707	29,899
MillerKnoll, Inc.	5,030	134,200
Movado Group, Inc.	1,044	31,477
MRC Global, Inc. *	3,771	41,519
National Vision Holdings, Inc. *	4,920	102,976
Nikola Corp. *	42,308	37,011
Nu Skin Enterprises, Inc. Class A	3,569	69,310
ODP Corp. *	2,266	127,576
OneWater Marine, Inc. Class A *	785	26,525
OPENLANE, Inc. *	7,625	112,926
Oxford Industries, Inc.	249	24,900
Papa John’s International, Inc.	496	37,810
Patrick Industries, Inc.	1,331	133,566
PC Connection, Inc.	785	52,760
PetMed Express, Inc.	1,392	10,524
PriceSmart, Inc.	508	38,496
Purple Innovation, Inc.	2,963	3,052
PVH Corp.	8,116	991,126
Red Rock Resorts, Inc. Class A	1,488	79,355
Reservoir Media, Inc. *	1,337	9,533

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Shares	Value
Resideo Technologies, Inc. *	10,175	$191,493
REV Group, Inc.	2,156	39,175
Rocky Brands, Inc.	443	13,370
Rush Enterprises, Inc. Class A	4,234	212,970
Rush Enterprises, Inc. Class B	645	34,172
Sally Beauty Holdings, Inc. *	431	5,724
Savers Value Village, Inc. *	880	15,294
ScanSource, Inc. *	1,690	66,941
SeaWorld Entertainment, Inc. *	177	9,351
SES AI Corp. *	7,741	14,166
Shoe Carnival, Inc.	1,245	37,611
Signet Jewelers Ltd. (NYSE)	3,090	331,433
Six Flags Entertainment Corp. *	1,020	25,582
Skyline Champion Corp. *	1,646	122,232
SkyWest, Inc. *	2,837	148,091
Sleep Number Corp. *	683	10,129
Snap One Holdings Corp. *	1,237	11,022
Solid Power, Inc. *	10,562	15,315
Sonic Automotive, Inc. Class A	999	56,154
Spirit Airlines, Inc.	7,648	125,351
Sportsman’s Warehouse Holdings, Inc. *	2,550	10,863
Standard Motor Products, Inc.	1,399	55,694
Steelcase, Inc. Class A	6,319	85,433
Sun Country Airlines Holdings, Inc. *	1,135	17,854
Sweetgreen, Inc. Class A *	1,281	14,475
Taylor Morrison Home Corp. *	15,904	848,478
ThredUp, Inc. Class A *	3,950	8,887
Tile Shop Holdings, Inc. *	2,023	14,889
Tilly’s, Inc. Class A *	1,525	11,498
Titan International, Inc. *	3,572	53,151
Titan Machinery, Inc. *	1,401	40,461
Topgolf Callaway Brands Corp. *	10,053	144,160
Traeger, Inc. *	3,173	8,662
Tri Pointe Homes, Inc. *	6,662	235,835
TuSimple Holdings, Inc. Class A *	11,435	10,038
UniFirst Corp.	1,038	189,861
United Homes Group, Inc. *	455	3,836
Urban Outfitters, Inc. *	2,962	105,714
Vera Bradley, Inc. *	1,788	13,768
Virgin Galactic Holdings, Inc. *	10,216	25,029
Vista Outdoor, Inc. *	4,027	119,078
Vizio Holding Corp. Class A *	467	3,596
VOXX International Corp. *	814	8,694
VSE Corp.	890	57,503
Weyco Group, Inc.	410	12,858
Winmark Corp.	195	81,422
Winnebago Industries, Inc.	2,028	147,801
Wolverine World Wide, Inc.	432	3,840
Workhorse Group, Inc. *	15,729	5,662
Xperi, Inc. *	2,979	32,829
Xponential Fitness, Inc. Class A *	313	4,035
Zumiez, Inc. *	1,084	22,049

		32,023,063

Consumer, Non-Cyclical - 12.4%

23andMe Holding Co. Class A *	20,631	18,846
2seventy bio, Inc. *	3,432	14,655
2U, Inc. *	4,392	5,402
4D Molecular Therapeutics, Inc. *	2,494	50,528
Aadi Bioscience, Inc. *	1,088	2,198
Aaron’s Co., Inc.	2,053	22,337
ABM Industries, Inc.	4,593	205,904
Acacia Research Corp. *	2,580	10,114
ACCO Brands Corp.	6,306	38,340
Accolade, Inc. *	375	4,504
ACELYRIN, Inc. *	1,226	9,146
Acrivon Therapeutics, Inc. *	796	3,916
AdaptHealth Corp. *	3,150	22,963
Adaptive Biotechnologies Corp. *	2,043	10,011
Addus HomeCare Corp. *	589	54,689

	Shares	Value
Adicet Bio, Inc. *	2,772	$5,239
ADMA Biologics, Inc. *	6,831	30,876
Adtalem Global Education, Inc. *	2,758	162,584
Agenus, Inc. *	21,985	18,201
Agiliti, Inc. *	348	2,756
Agios Pharmaceuticals, Inc. *	3,894	86,719
Alico, Inc.	486	14,133
Alight, Inc. Class A *	28,787	245,553
Allakos, Inc. *	4,541	12,397
Allogene Therapeutics, Inc. *	6,131	19,681
Allovir, Inc. *	3,899	2,651
Alphatec Holdings, Inc. *	3,903	58,974
Alpine Immune Sciences, Inc. *	1,040	19,822
Altimmune, Inc. *	3,601	40,511
ALX Oncology Holdings, Inc. *	1,793	26,698
American Well Corp. Class A *	17,007	25,340
Amneal Pharmaceuticals, Inc. *	8,318	50,490
AnaptysBio, Inc. *	304	6,512
Andersons, Inc.	2,197	126,415
AngioDynamics, Inc. *	2,608	20,447
ANI Pharmaceuticals, Inc. *	231	12,737
Anika Therapeutics, Inc. *	996	22,569
Annexon, Inc. *	2,944	13,366
API Group Corp. *	4,665	161,409
Apogee Therapeutics, Inc. *	762	21,290
Arbutus Biopharma Corp. *	3,841	9,603
Arcturus Therapeutics Holdings, Inc. *	1,452	45,782
Arcus Biosciences, Inc. *	2,705	51,665
Ardelyx, Inc. *	5,425	33,635
Arlo Technologies, Inc. *	602	5,731
ARS Pharmaceuticals, Inc. *	1,116	6,116
Artivion, Inc. *	2,275	40,677
Arvinas, Inc. *	174	7,162
Assertio Holdings, Inc. *	5,579	5,970
Astria Therapeutics, Inc. *	331	2,542
Atara Biotherapeutics, Inc. *	6,720	3,446
Atea Pharmaceuticals, Inc. *	5,225	15,936
AtriCure, Inc. *	886	31,621
Aura Biosciences, Inc. *	1,895	16,790
Avanos Medical, Inc. *	3,149	70,632
Aveanna Healthcare Holdings, Inc. *	2,844	7,622
Avidity Biosciences, Inc. *	5,039	45,603
B&G Foods, Inc.	5,092	53,466
Bakkt Holdings, Inc. *	5,470	12,198
Barrett Business Services, Inc.	41	4,748
Beam Therapeutics, Inc. *	473	12,875
BellRing Brands, Inc. *	6,693	370,993
Benson Hill, Inc. *	15,715	2,731
Beyond Air, Inc. *	524	1,027
BioAtla, Inc. *	2,774	6,824
BioCryst Pharmaceuticals, Inc. *	3,171	18,994
Biohaven Ltd. *	4,745	203,086
BioLife Solutions, Inc. *	295	4,794
Biote Corp. Class A *	522	2,579
Bluebird Bio, Inc. *	7,286	10,055
BRC, Inc. Class A *	135	490
Bridgebio Pharma, Inc. *	2,438	98,422
BrightView Holdings, Inc. *	2,825	23,786
Brookdale Senior Living, Inc. *	12,693	73,873
Butterfly Network, Inc. *	9,648	10,420
Cabaletta Bio, Inc. *	256	5,811
Cal-Maine Foods, Inc.	179	10,273
Cano Health, Inc. *	203	1,192
Cara Therapeutics, Inc. *	4,121	3,062
CareDx, Inc. *	3,545	42,540
CareMax, Inc. *	7,035	3,505
Caribou Biosciences, Inc. *	5,580	31,973
Carisma Therapeutics, Inc.	1,519	4,451
Cartesian Therapeutics, Inc. *	4,225	2,913
Cass Information Systems, Inc.	128	5,766

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Shares	Value
Castle Biosciences, Inc. *	1,039	$22,422
Celcuity, Inc. *	1,194	17,397
Celldex Therapeutics, Inc. *	2,428	96,294
Central Garden & Pet Co. *	656	32,872
Central Garden & Pet Co. Class A *	2,747	120,978
Century Therapeutics, Inc. *	1,502	4,987
Chegg, Inc. *	1,048	11,905
Cimpress PLC * (Ireland)	533	42,667
Cipher Mining, Inc. *	2,302	9,507
Citius Pharmaceuticals, Inc. *	6,212	4,699
Cleanspark, Inc. *	9,187	101,333
Cogent Biosciences, Inc. *	2,590	15,229
Coherus Biosciences, Inc. *	1,451	4,832
Colliers International Group, Inc. (Canada)	7,632	965,601
Community Health Systems, Inc. *	8,554	26,774
Compass Therapeutics, Inc. *	5,629	8,781
CompoSecure, Inc. *	266	1,436
CoreCivic, Inc. *	7,749	112,593
CorMedix, Inc. *	60	226
Crinetics Pharmaceuticals, Inc. *	3,781	134,528
Cross Country Healthcare, Inc. *	1,974	44,691
Cullinan Oncology, Inc. *	1,765	17,985
Cutera, Inc. *	1,378	4,857
CVRx, Inc. *	98	3,081
Cytokinetics, Inc. *	480	40,075
Day One Biopharmaceuticals, Inc. *	416	6,074
Deciphera Pharmaceuticals, Inc. *	2,373	38,276
Deluxe Corp.	3,108	66,667
Design Therapeutics, Inc. *	2,728	7,229
Disc Medicine, Inc. *	18	1,040
Distribution Solutions Group, Inc. *	78	2,462
Dole PLC	2,110	25,932
Duckhorn Portfolio, Inc. *	2,395	23,591
Dynavax Technologies Corp. *	1,413	19,754
Dyne Therapeutics, Inc. *	2,154	28,648
Eagle Pharmaceuticals, Inc. *	939	4,911
Edgewell Personal Care Co.	3,553	130,146
Edgewise Therapeutics, Inc. *	2,916	31,901
Editas Medicine, Inc. *	5,602	56,748
Embecta Corp.	3,515	66,539
Emerald Holding, Inc. *	1,025	6,130
Emergent BioSolutions, Inc. *	3,444	8,266
Enanta Pharmaceuticals, Inc. *	1,191	11,207
Enhabit, Inc. *	3,422	35,418
Enliven Therapeutics, Inc. *	1,595	22,075
Ennis, Inc.	1,737	38,058
Entrada Therapeutics, Inc. *	1,461	22,046
Envista Holdings Corp. *	113,371	2,727,706
Erasca, Inc. *	5,505	11,726
European Wax Center, Inc. Class A *	217	2,949
EyePoint Pharmaceuticals, Inc. *	833	19,251
Fate Therapeutics, Inc. *	5,790	21,655
Fennec Pharmaceuticals, Inc. * (Canada)	1,101	12,353
FibroGen, Inc. *	4,675	4,143
First Advantage Corp.	3,353	55,559
FiscalNote Holdings, Inc. *	2,649	3,020
Forafric Global PLC * (Gibraltar)	289	3,061
Fresh Del Monte Produce, Inc.	2,319	60,874
Fulgent Genetics, Inc. *	1,390	40,185
Genelux Corp. *	944	13,225
Generation Bio Co. *	2,515	4,150
GEO Group, Inc. *	8,207	88,882
Geron Corp. *	8,523	17,984
Glanbia PLC (Ireland)	196,889	3,246,188
Graham Holdings Co. Class B	247	172,040
Graphite Bio, Inc. *	2,395	6,275
Green Dot Corp. Class A *	3,164	31,324
Gritstone bio, Inc. *	6,006	12,252
Hackett Group, Inc.	94	2,140
Hain Celestial Group, Inc. *	6,089	66,675

	Shares	Value
Healthcare Services Group, Inc.	254	$2,634
Heidrick & Struggles International, Inc.	1,354	39,984
Helen of Troy Ltd. *	1,645	198,732
Herbalife Ltd. *	1,796	27,407
Herc Holdings, Inc.	10,694	1,592,230
HF Foods Group, Inc. *	2,795	14,925
HilleVax, Inc. *	1,344	21,571
Humacyte, Inc. *	867	2,462
ICF International, Inc.	695	93,193
Icosavax, Inc. *	1,880	29,629
Ideaya Biosciences, Inc. *	1,460	51,947
IGM Biosciences, Inc. *	1,105	9,183
Ikena Oncology, Inc. *	1,848	3,641
Immuneering Corp. Class A *	451	3,315
ImmunityBio, Inc. *	1,869	9,382
ImmunoGen, Inc. *	6,945	205,919
Inari Medical, Inc. *	254	16,490
Information Services Group, Inc.	1,461	6,881
Ingles Markets, Inc. Class A	990	85,506
Inhibrx, Inc. *	790	30,020
Innoviva, Inc. *	3,673	58,915
Inogen, Inc. *	1,592	8,740
Inozyme Pharma, Inc. *	2,981	12,699
Integer Holdings Corp. *	24,267	2,404,374
Intellia Therapeutics, Inc. *	5,283	161,079
Invitae Corp. *	1,514	949
Iovance Biotherapeutics, Inc. *	15,965	129,795
Ironwood Pharmaceuticals, Inc. *	5,850	66,924
iTeos Therapeutics, Inc. *	1,690	18,505
Janux Therapeutics, Inc. *	1,108	11,889
John Wiley & Sons, Inc. Class A	2,568	81,508
KalVista Pharmaceuticals, Inc. *	2,005	24,561
Kelly Services, Inc. Class A	2,258	48,818
Kezar Life Sciences, Inc. *	3,760	3,562
Kforce, Inc.	23,060	1,557,934
Kiniksa Pharmaceuticals Ltd. Class A *	2,139	37,518
Kodiak Sciences, Inc. *	2,053	6,241
Korn Ferry	3,638	215,915
Krispy Kreme, Inc.	4,054	61,175
Kura Oncology, Inc. *	5,025	72,259
Larimar Therapeutics, Inc. *	1,598	7,271
Laureate Education, Inc.	1,387	19,016
Lexicon Pharmaceuticals, Inc. *	3,735	5,715
LifeStance Health Group, Inc. *	3,283	25,706
Ligand Pharmaceuticals, Inc. *	1,017	72,634
Limoneira Co.	1,195	24,653
Lincoln Educational Services Corp. *	1,621	16,275
Liquidia Corp. *	824	9,913
LivaNova PLC *	3,529	182,590
LiveRamp Holdings, Inc. *	4,592	173,945
Longboard Pharmaceuticals, Inc. *	816	4,920
Lyell Immunopharma, Inc. *	11,853	22,995
MacroGenics, Inc. *	2,901	27,908
MannKind Corp. *	3,302	12,019
Maple Leaf Foods, Inc. (Canada)	57,493	1,095,146
MarketWise, Inc.	2,218	6,055
Marqeta, Inc. Class A *	28,974	202,239
Matthews International Corp. Class A	1,488	54,535
MaxCyte, Inc. *	5,540	26,038
MeiraGTx Holdings PLC *	362	2,541
Mersana Therapeutics, Inc. *	2,436	5,652
MiMedx Group, Inc. *	7,867	68,994
Mineralys Therapeutics, Inc. *	961	8,265
Mission Produce, Inc. *	2,839	28,646
Monro, Inc.	2,214	64,959
Monte Rosa Therapeutics, Inc. *	1,999	11,294
Morphic Holding, Inc. *	261	7,538
Multiplan Corp. *	26,273	37,833
Myriad Genetics, Inc. *	5,504	105,347
Nano-X Imaging Ltd. * (Israel)	2,903	18,492

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Shares	Value
NanoString Technologies, Inc. *	562	$421
National HealthCare Corp.	849	78,465
Natural Grocers by Vitamin Cottage, Inc. Class C	630	10,080
Nature’s Sunshine Products, Inc. *	898	15,526
Nautilus Biotechnology, Inc. SPAC *	3,490	10,435
Neogen Corp. *	15,082	303,299
NeoGenomics, Inc. *	8,057	130,362
Neumora Therapeutics, Inc. *	536	9,139
Nevro Corp. *	1,716	36,928
NGM Biopharmaceuticals, Inc. *	4,182	3,592
Nkarta, Inc. *	2,520	16,632
Novavax, Inc. *	1,050	5,040
Nurix Therapeutics, Inc. *	3,245	33,488
Nuvation Bio, Inc. *	9,994	15,091
Ocean Biomedical, Inc. *	717	473
Olema Pharmaceuticals, Inc. *	1,827	25,633
Omeros Corp. *	2,358	7,711
OmniAb, Inc. *	6,359	39,235
Omnicell, Inc. *	1,546	58,176
OPKO Health, Inc. *	29,250	44,167
OraSure Technologies, Inc. *	4,904	40,213
Organogenesis Holdings, Inc. *	4,240	17,342
ORIC Pharmaceuticals, Inc. *	2,664	24,509
Orthofix Medical, Inc. *	2,394	32,271
OrthoPediatrics Corp. *	150	4,877
Oscar Health, Inc. Class A *	9,918	90,750
Ovid therapeutics, Inc. *	4,100	13,202
Owens & Minor, Inc. *	5,179	99,799
Pacific Biosciences of California, Inc. *	7,758	76,106
Patterson Cos., Inc.	4,687	133,345
Paysafe Ltd. *	2,210	28,266
Pediatrix Medical Group, Inc. *	5,717	53,168
PepGen, Inc. *	644	4,379
Perdoceo Education Corp.	4,450	78,142
Performant Financial Corp. *	1,568	4,900
PetIQ, Inc. *	283	5,589
Phathom Pharmaceuticals, Inc. *	1,625	14,836
Phibro Animal Health Corp. Class A	996	11,534
PMV Pharmaceuticals, Inc. *	2,214	6,863
Poseida Therapeutics, Inc. *	4,644	15,604
Precigen, Inc. *	9,263	12,412
Prelude Therapeutics, Inc. *	1,033	4,411
Prestige Consumer Healthcare, Inc. *	3,455	211,515
Primo Water Corp.	9,180	138,159
PROG Holdings, Inc. *	2,439	75,389
ProKidney Corp. *	2,911	5,182
Protagonist Therapeutics, Inc. *	1,448	33,203
Protalix BioTherapeutics, Inc. *	4,583	8,158
PTC Therapeutics, Inc. *	947	26,099
Pulse Biosciences, Inc. *	726	8,886
Quad/Graphics, Inc. *	2,105	11,409
Quanex Building Products Corp.	2,249	68,752
Quanterix Corp. *	2,016	55,117
Quantum-Si, Inc. *	6,964	13,998
Rain Oncology, Inc. *	698	838
Rallybio Corp. *	1,956	4,675
RAPT Therapeutics, Inc. *	493	12,251
RayzeBio, Inc. *	737	45,819
Recursion Pharmaceuticals, Inc. Class A *	9,297	91,668
REGENXBIO, Inc. *	2,930	52,593
Relay Therapeutics, Inc. *	6,414	70,618
Reneo Pharmaceuticals, Inc. *	444	710
Rent the Runway, Inc. Class A *	4,318	2,278
Repay Holdings Corp. *	5,651	48,260
Replimune Group, Inc. *	3,364	28,359
Resources Connection, Inc.	2,205	31,245
REVOLUTION Medicines, Inc. *	2,537	72,761
Rigel Pharmaceuticals, Inc. *	2,637	3,824
Riot Platforms, Inc. *	3,915	60,565
Rocket Pharmaceuticals, Inc. *	496	14,865

	Shares	Value
Sabre Corp. *	16,958	$74,615
Sage Therapeutics, Inc. *	298	6,458
Sagimet Biosciences, Inc. Class A *	260	1,409
Sana Biotechnology, Inc. *	6,053	24,696
Sangamo Therapeutics, Inc. *	11,843	6,434
Savara, Inc. *	5,780	27,166
Scholar Rock Holding Corp. *	3,778	71,026
Scilex Holding Co. * (Singapore)	6,965	14,209
Seer, Inc. *	4,017	7,793
Seneca Foods Corp. Class A *	357	18,721
Seres Therapeutics, Inc. *	2,969	4,157
SomaLogic, Inc. *	10,303	26,067
SpartanNash Co.	2,351	53,955
Sterling Check Corp. *	1,998	27,812
Stoke Therapeutics, Inc. *	1,888	9,931
StoneCo Ltd. Class A * (Brazil)	7,953	143,393
Strategic Education, Inc.	1,578	145,760
SunOpta, Inc. * (Canada)	518	2,833
Surgery Partners, Inc. *	419	13,404
Sutro Biopharma, Inc. *	4,107	17,619
Syndax Pharmaceuticals, Inc. *	889	19,211
Tango Therapeutics, Inc. *	3,044	30,136
Taro Pharmaceutical Industries Ltd. *	560	23,397
Tarsus Pharmaceuticals, Inc. *	1,953	39,548
Tejon Ranch Co. *	1,431	24,613
Tenaya Therapeutics, Inc. *	2,992	9,694
Terawulf, Inc. *	10,111	24,266
Terns Pharmaceuticals, Inc. *	911	5,912
Textainer Group Holdings Ltd. (China)	2,807	138,104
Theravance Biopharma, Inc. *	3,509	39,441
Theseus Pharmaceuticals, Inc. *	1,655	6,703
Third Harmonic Bio, Inc. *	1,334	14,634
Travere Therapeutics, Inc. *	365	3,281
TreeHouse Foods, Inc. *	3,084	127,832
Trevi Therapeutics, Inc. *	3,729	4,997
TrueBlue, Inc. *	2,071	31,769
Turnstone Biologics Corp. *	588	1,496
Twist Bioscience Corp. *	3,967	146,224
Tyra Biosciences, Inc. *	618	8,559
United Natural Foods, Inc. *	3,982	64,628
Universal Corp.	1,686	113,502
Universal Technical Institute, Inc. *	1,832	22,937
Upbound Group, Inc.	230	7,813
UroGen Pharma Ltd. *	283	4,245
Utah Medical Products, Inc.	11	926
V2X, Inc. *	783	36,363
Vanda Pharmaceuticals, Inc. *	3,850	16,247
Varex Imaging Corp. *	2,642	54,161
Vector Group Ltd.	8,200	92,496
Vera Therapeutics, Inc. *	1,195	18,379
Veracyte, Inc. *	4,958	136,395
Verve Therapeutics, Inc. *	3,556	49,571
Vestis Corp.	18,789	397,199
Vicarious Surgical, Inc. *	3,422	1,255
Vigil Neuroscience, Inc. *	1,411	4,769
Village Super Market, Inc. Class A	599	15,712
Vir Biotechnology, Inc. *	5,419	54,515
Viridian Therapeutics, Inc. *	620	13,504
Vor BioPharma, Inc. *	2,331	5,245
Waldencast PLC Class A *	2,471	27,033
WaVe Life Sciences Ltd. *	4,026	20,331
Weis Markets, Inc.	1,121	71,699
Willdan Group, Inc. *	837	17,995
WillScot Mobile Mini Holdings Corp. *	43,811	1,949,589
WW International, Inc. *	3,712	32,480
X4 Pharmaceuticals, Inc. *	5,760	4,830
Xencor, Inc. *	1,988	42,205
XOMA Corp. *	449	8,307
Y-mAbs Therapeutics, Inc. *	1,340	9,139
Zevia PBC Class A *	999	2,008

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Shares	Value
Zevra Therapeutics, Inc. *	2,485	$16,277
Zimvie, Inc. *	1,763	31,293
Zura Bio Ltd. * (United Kingdom)	1,151	5,375
Zymeworks, Inc. *	3,701	38,453

		29,602,091

Energy - 6.6%

Alpha Metallurgical Resources, Inc.	744	252,156
Amplify Energy Corp. *	2,470	14,647
Arch Resources, Inc.	1,244	206,429
Archrock, Inc.	7,784	119,874
Aris Water Solutions, Inc. Class A	1,896	15,907
Atlas Energy Solutions, Inc.	1,003	17,272
Berry Corp.	5,145	36,169
Bristow Group, Inc. *	1,608	45,458
California Resources Corp.	4,810	263,011
Callon Petroleum Co. *	4,274	138,478
Chord Energy Corp.	2,887	479,906
Civitas Resources, Inc.	5,606	383,338
CNX Resources Corp. *	10,844	216,880
Comstock Resources, Inc.	6,260	55,401
CONSOL Energy, Inc.	2,115	212,621
Core Laboratories, Inc.	2,170	38,322
Crescent Energy Co. Class A	3,161	41,757
Crescent Point Energy Corp. (Canada)	603,529	4,185,828
CVR Energy, Inc.	178	5,393
Delek U.S. Holdings, Inc.	4,528	116,822
Diamond Offshore Drilling, Inc. *	7,233	94,029
DMC Global, Inc. *	918	17,277
Dril-Quip, Inc. *	2,312	53,800
Energy Vault Holdings, Inc. *	6,748	15,723
Eos Energy Enterprises, Inc. *	1,306	1,424
Equitrans Midstream Corp.	21,469	218,554
Excelerate Energy, Inc. Class A	239	3,695
Expro Group Holdings NV *	3,816	60,751
Forum Energy Technologies, Inc. *	663	14,699
FuelCell Energy, Inc. *	31,018	49,629
FutureFuel Corp.	1,784	10,847
Gevo, Inc. *	15,997	18,557
Golar LNG Ltd. (Cameroon)	6,513	149,734
Granite Ridge Resources, Inc.	2,364	14,231
Green Plains, Inc. *	79,699	2,010,009
Gulfport Energy Corp. *	784	104,429
Hallador Energy Co. *	1,555	13,746
Helix Energy Solutions Group, Inc. *	9,816	100,908
Helmerich & Payne, Inc.	6,795	246,115
HighPeak Energy, Inc.	220	3,133
Kinetik Holdings, Inc.	1,101	36,773
KLX Energy Services Holdings, Inc. *	732	8,242
Kodiak Gas Services, Inc.	732	14,699
Liberty Energy, Inc.	10,764	195,259
Magnolia Oil & Gas Corp. Class A	780	16,606
Mammoth Energy Services, Inc. *	1,465	6,534
Matador Resources Co.	6,468	367,770
Maxeon Solar Technologies Ltd. *	656	4,704
Murphy Oil Corp.	10,315	440,038
Nabors Industries Ltd. *	49	4,000
NACCO Industries, Inc. Class A	288	10,512
Newpark Resources, Inc. *	5,215	34,628
Noble Corp. PLC	1,314	63,282
Northern Oil & Gas, Inc.	710	26,320
NOW, Inc. *	7,496	84,855
Oil States International, Inc. *	4,301	29,204
Par Pacific Holdings, Inc. *	2,325	84,560
Patterson-UTI Energy, Inc.	23,195	250,506
PBF Energy, Inc. Class A	7,717	339,239
Peabody Energy Corp.	7,910	192,371
Permian Resources Corp.	23,788	323,517
PrimeEnergy Resources Corp. *	53	5,637
ProFrac Holding Corp. Class A *	1,361	11,541

	Shares	Value
ProPetro Holding Corp. *	6,937	$58,132
Ramaco Resources, Inc. Class A	1,465	25,169
Ramaco Resources, Inc. Class B *	409	5,444
Ranger Energy Services, Inc.	1,001	10,240
REX American Resources Corp. *	789	37,320
Ring Energy, Inc. *	8,190	11,957
RPC, Inc.	5,839	42,508
SandRidge Energy, Inc.	2,116	28,926
SEACOR Marine Holdings, Inc. *	1,640	20,648
Seadrill Ltd. * (Norway)	3,504	165,669
Select Water Solutions, Inc.	5,456	41,411
SilverBow Resources, Inc. *	1,281	37,251
Sitio Royalties Corp. Class A	3,125	73,469
SM Energy Co.	8,203	317,620
Solaris Oilfield Infrastructure, Inc. Class A	1,849	14,718
Stem, Inc. *	9,712	37,683
SunCoke Energy, Inc.	5,698	61,196
Sunnova Energy International, Inc. *	3,922	59,810
Talos Energy, Inc. *	7,630	108,575
TechnipFMC PLC (United Kingdom)	74,974	1,509,976
Tellurian, Inc. *	35,421	26,764
U.S. Silica Holdings, Inc. *	5,125	57,964
VAALCO Energy, Inc.	6,545	29,387
Verde Clean Fuels, Inc. *	454	1,071
Vital Energy, Inc. *	1,569	71,374
Vitesse Energy, Inc.	1,706	37,344
Warrior Met Coal, Inc.	3,577	218,090

		15,707,472

Financial - 33.8%

1st Source Corp.	1,169	64,237
Acadia Realty Trust REIT	6,372	108,260
ACNB Corp.	576	25,782
AFC Gamma, Inc. REIT	1,122	13,498
Alerus Financial Corp.	1,227	27,473
Alexander & Baldwin, Inc. REIT *	94,591	1,799,121
Alpine Income Property Trust, Inc. REIT	1,018	17,214
Amalgamated Financial Corp.	1,200	32,328
Ambac Financial Group, Inc. *	3,008	49,572
Amerant Bancorp, Inc.	1,766	43,391
American Assets Trust, Inc. REIT	3,330	74,958
American Coastal Insurance Corp. Class C *	1,338	12,657
American Equity Investment Life Holding Co. *	5,454	304,333
American National Bankshares, Inc.	700	34,125
American Realty Investors, Inc. *	134	2,333
Ameris Bancorp	4,504	238,937
AMERISAFE, Inc.	695	32,512
Ames National Corp.	602	12,847
Angel Oak Mortgage, Inc. REIT	803	8,512
Anywhere Real Estate, Inc. *	6,664	54,045
Apartment Investment & Management Co. Class A REIT *	9,969	78,057
Apollo Commercial Real Estate Finance, Inc. REIT	9,677	113,608
Apple Hospitality REIT, Inc.	14,901	247,506
Arbor Realty Trust, Inc. REIT	12,548	190,479
ARES Commercial Real Estate Corp. REIT	3,932	40,736
Armada Hoffler Properties, Inc. REIT	4,613	57,063
ARMOUR Residential REIT, Inc.	3,342	64,567
Arrow Financial Corp.	1,004	28,052
Artisan Partners Asset Management, Inc. Class A	1,162	51,337
Associated Banc-Corp.	10,648	227,761
Atlantic Union Bankshares Corp.	24,606	899,103
Atlanticus Holdings Corp. *	300	11,601
Axos Financial, Inc. *	3,329	181,763
Banc of California, Inc.	8,924	119,849
BancFirst Corp.	1,322	128,670
Banco Latinoamericano de Comercio Exterior SA (Panama)	1,871	46,289
Bank First Corp.	636	55,116
Bank of Hawaii Corp.	2,672	193,613

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Shares	Value
Bank of Marin Bancorp	1,067	$23,495
Bank of NT Butterfield & Son Ltd. (Bermuda)	3,182	101,856
Bank7 Corp.	254	6,947
BankUnited, Inc.	5,070	164,420
Bankwell Financial Group, Inc.	414	12,495
Banner Corp.	2,329	124,741
Bar Harbor Bankshares	1,025	30,094
BayCom Corp.	710	16,749
BCB Bancorp, Inc.	1,040	13,364
Berkshire Hills Bancorp, Inc.	2,953	73,323
BGC Group, Inc. Class A	12,768	92,185
Bit Digital, Inc. * (China)	4,870	20,600
Blackstone Mortgage Trust, Inc. Class A REIT	11,863	252,326
Blue Foundry Bancorp *	1,550	14,988
Blue Ridge Bankshares, Inc.	1,471	4,457
Braemar Hotels & Resorts, Inc. REIT	4,505	11,263
Brandywine Realty Trust REIT	11,646	62,888
Bread Financial Holdings, Inc.	5,002	164,766
Bridgewater Bancshares, Inc. *	1,604	21,686
Brightsphere Investment Group, Inc.	1,493	28,606
BrightSpire Capital, Inc. REIT	8,821	65,628
Broadstone Net Lease, Inc. REIT	12,968	223,309
Brookline Bancorp, Inc.	5,936	64,762
BRT Apartments Corp. REIT	799	14,853
Burke & Herbert Financial Services Corp.	406	25,537
Business First Bancshares, Inc.	1,633	40,253
Byline Bancorp, Inc.	1,854	43,680
C&F Financial Corp.	221	15,070
Cadence Bank	12,417	367,419
Cambridge Bancorp	518	35,949
Camden National Corp.	30,099	1,132,625
Cannae Holdings, Inc. *	4,692	91,541
Capital Bancorp, Inc.	656	15,875
Capital City Bank Group, Inc.	582	17,128
Capitol Federal Financial, Inc.	8,684	56,012
Capstar Financial Holdings, Inc.	1,431	26,817
CareTrust REIT, Inc.	6,330	141,665
Carter Bankshares, Inc. *	1,720	25,748
Cathay General Bancorp	4,730	210,816
CBL & Associates Properties, Inc. REIT	450	10,989
Centerspace REIT	1,076	62,623
Central Pacific Financial Corp.	1,788	35,188
Central Valley Community Bancorp	688	15,377
Chatham Lodging Trust REIT	3,537	37,917
Chemung Financial Corp.	241	12,002
Chicago Atlantic Real Estate Finance, Inc. REIT	1,123	18,170
Chimera Investment Corp. REIT	15,518	77,435
ChoiceOne Financial Services, Inc.	481	14,093
Citizens & Northern Corp.	1,041	23,350
Citizens Financial Services, Inc.	210	13,591
City Holding Co.	926	102,101
City Office REIT, Inc.	2,682	16,387
Civista Bancshares, Inc.	1,068	19,694
Claros Mortgage Trust, Inc. REIT	6,197	84,465
Clipper Realty, Inc. REIT	107	578
CNB Financial Corp.	1,515	34,224
CNO Financial Group, Inc.	111,498	3,110,794
Codorus Valley Bancorp, Inc.	642	16,499
Colony Bankcorp, Inc.	1,150	15,295
Columbia Banking System, Inc.	174,373	4,652,272
Columbia Financial, Inc. *	1,191	22,962
Community Bank System, Inc.	3,626	188,951
Community Healthcare Trust, Inc. REIT	701	18,675
Community Trust Bancorp, Inc.	1,116	48,948
Compass Diversified Holdings	4,449	99,880
Compass, Inc. Class A *	2,794	10,505
ConnectOne Bancorp, Inc.	2,643	60,551
Consumer Portfolio Services, Inc. *	591	5,538
COPT Defense Properties REIT	7,788	199,606
CrossFirst Bankshares, Inc. *	3,273	44,447

	Shares	Value
CTO Realty Growth, Inc. REIT	1,473	$25,527
Cushman & Wakefield PLC *	10,623	114,728
Customers Bancorp, Inc. *	1,950	112,359
CVB Financial Corp.	9,066	183,043
DiamondRock Hospitality Co. REIT	14,814	139,103
Dime Community Bancshares, Inc.	2,379	64,066
Diversified Healthcare Trust REIT	16,315	61,018
Donegal Group, Inc. Class A	1,075	15,039
Douglas Elliman, Inc.	5,563	16,411
Douglas Emmett, Inc. REIT	10,969	159,050
Dynex Capital, Inc. REIT	3,825	47,889
Eagle Bancorp, Inc.	2,008	60,521
Easterly Government Properties, Inc. REIT	6,547	87,992
Eastern Bankshares, Inc.	10,874	154,411
eHealth, Inc. *	1,258	10,970
Ellington Financial, Inc. REIT	5,096	64,770
Elme Communities REIT	5,984	87,366
Empire State Realty Trust, Inc. Class A REIT	9,011	87,317
Employers Holdings, Inc.	1,741	68,595
Enact Holdings, Inc.	2,012	58,127
Encore Capital Group, Inc. *	1,638	83,128
Enova International, Inc. *	1,984	109,834
Enstar Group Ltd. *	832	244,899
Enterprise Bancorp, Inc.	673	21,711
Enterprise Financial Services Corp.	2,592	115,733
Equity Bancshares, Inc. Class A	1,000	33,900
Equity Commonwealth REIT	6,939	133,229
Esquire Financial Holdings, Inc.	53	2,648
ESSA Bancorp, Inc.	613	12,272
Essent Group Ltd.	7,249	382,312
Essential Properties Realty Trust, Inc. REIT	9,637	246,322
Evans Bancorp, Inc.	359	11,319
F&G Annuities & Life, Inc.	1,206	55,476
Farmers & Merchants Bancorp, Inc.	880	21,824
Farmers National Banc Corp.	2,485	35,908
Farmland Partners, Inc. REIT	3,040	37,939
FB Financial Corp.	2,555	101,817
Federal Agricultural Mortgage Corp. Class C	538	102,876
Fidelis Insurance Holdings Ltd. * (Bermuda)	768	9,731
Fidelity D&D Bancorp, Inc.	321	18,628
Finance Of America Cos., Inc. Class A *	4,239	4,663
Financial Institutions, Inc.	1,041	22,173
First BanCorp	10,696	175,949
First Bancorp, Inc.	705	19,895
First Bancshares, Inc.	2,178	63,881
First Bank	1,406	20,668
First Busey Corp.	3,751	93,100
First Business Financial Services, Inc.	552	22,135
First Commonwealth Financial Corp.	68,524	1,058,011
First Community Bankshares, Inc.	1,241	46,041
First Community Corp.	510	10,980
First Financial Bancorp	6,417	152,404
First Financial Corp.	833	35,844
First Foundation, Inc.	3,490	33,783
First Interstate BancSystem, Inc. Class A	133,619	4,108,784
First Merchants Corp.	4,204	155,884
First Mid Bancshares, Inc.	1,617	56,045
First of Long Island Corp.	1,440	19,066
First Western Financial, Inc. *	554	10,986
FirstCash Holdings, Inc.	31,094	1,150,789
Five Star Bancorp	513	13,430
Flushing Financial Corp.	1,889	31,131
Forge Global Holdings, Inc. *	7,505	25,742
Four Corners Property Trust, Inc. REIT	5,691	143,982
Franklin BSP Realty Trust, Inc. REIT	5,660	76,467
FRP Holdings, Inc. *	462	29,051
FS Bancorp, Inc.	373	13,786
FTAI Infrastructure, Inc.	6,750	26,257
Fulton Financial Corp.	10,941	180,089
FVCBankcorp, Inc. *	1,111	15,776

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Shares	Value
GCM Grosvenor, Inc. Class A	226	$2,025
Genworth Financial, Inc. Class A *	31,523	210,574
German American Bancorp, Inc.	33,216	1,076,531
Getty Realty Corp. REIT	3,342	97,653
Glacier Bancorp, Inc.	7,733	319,528
Gladstone Commercial Corp. REIT	2,423	32,081
Gladstone Land Corp. REIT	2,273	32,845
Global Medical REIT, Inc.	4,436	49,240
Global Net Lease, Inc. REIT	13,677	136,086
GoHealth, Inc. Class A *	214	2,855
Granite Point Mortgage Trust, Inc. REIT	3,494	20,754
Great Southern Bancorp, Inc.	652	38,696
Greene County Bancorp, Inc.	198	5,584
Greenlight Capital Re Ltd. Class A *	1,756	20,054
Guaranty Bancshares, Inc.	574	19,298
Hamilton Lane, Inc. Class A	1,020	115,709
Hancock Whitney Corp.	5,995	291,297
Hanmi Financial Corp.	2,059	39,945
Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	6,777	186,910
Hanover Insurance Group, Inc.	29,995	3,641,993
HarborOne Bancorp, Inc.	2,787	33,388
HBT Financial, Inc.	916	19,337
Heartland Financial USA, Inc.	2,881	108,354
Heritage Commerce Corp.	4,023	39,908
Heritage Financial Corp.	2,361	50,502
Highwoods Properties, Inc. REIT	106,454	2,444,184
Hilltop Holdings, Inc.	3,275	115,313
Hingham Institution For Savings	102	19,829
Hippo Holdings, Inc. *	806	7,351
Home Bancorp, Inc.	494	20,753
Home BancShares, Inc.	13,226	335,015
HomeStreet, Inc.	1,237	12,741
HomeTrust Bancshares, Inc.	791	21,294
Hope Bancorp, Inc.	7,869	95,058
Horace Mann Educators Corp.	88,718	2,901,079
Horizon Bancorp, Inc.	2,943	42,114
Hudson Pacific Properties, Inc. REIT	9,418	87,682
Independence Realty Trust, Inc. REIT	15,610	238,833
Independent Bank Corp.	3,011	198,154
Independent Bank Corp. MI	1,360	35,387
Independent Bank Group, Inc.	2,466	125,470
Innovative Industrial Properties, Inc. REIT	1,940	195,591
International Bancshares Corp.	3,712	201,636
InvenTrust Properties Corp. REIT	4,751	120,390
Invesco Mortgage Capital, Inc. REIT	3,366	29,823
Investors Title Co.	71	11,512
Jackson Financial, Inc. Class A	5,647	289,126
James River Group Holdings Ltd.	2,520	23,285
JBG SMITH Properties REIT	6,918	117,675
John Marshall Bancorp, Inc.	862	19,447
Kearny Financial Corp.	4,105	36,822
Kennedy-Wilson Holdings, Inc.	8,365	103,559
Kite Realty Group Trust REIT	15,057	344,203
KKR Real Estate Finance Trust, Inc. REIT	4,007	53,013
Ladder Capital Corp. REIT	8,078	92,978
Lakeland Bancorp, Inc.	4,566	67,531
Lakeland Financial Corp.	1,582	103,083
LCNB Corp.	734	11,575
Legacy Housing Corp. *	680	17,150
Lemonade, Inc. *	2,876	46,390
LendingClub Corp. *	7,406	64,728
LendingTree, Inc. *	552	16,737
Live Oak Bancshares, Inc.	2,376	108,108
LTC Properties, Inc. REIT	2,865	92,024
Luther Burbank Corp.	789	8,450
LXP Industrial Trust REIT	20,043	198,827
Macatawa Bank Corp.	1,804	20,349
Macerich Co. REIT	15,086	232,777
Maiden Holdings Ltd. *	6,267	14,351

	Shares	Value
MainStreet Bancshares, Inc.	489	$12,132
Marcus & Millichap, Inc.	999	43,636
MBIA, Inc. *	3,113	19,052
McGrath RentCorp	44,490	5,321,894
Mercantile Bank Corp.	1,140	46,033
Merchants Bancorp	1,147	48,839
Mercury General Corp.	1,826	68,128
Metrocity Bankshares, Inc.	1,280	30,746
Metropolitan Bank Holding Corp. *	644	35,665
MFA Financial, Inc. REIT	7,351	82,846
Mid Penn Bancorp, Inc.	986	23,940
Middlefield Banc Corp.	545	17,642
Midland States Bancorp, Inc.	1,418	39,080
MidWestOne Financial Group, Inc.	1,100	29,601
Moelis & Co. Class A	1,881	105,581
Mr Cooper Group, Inc. *	4,468	290,956
MVB Financial Corp.	722	16,288
National Bank Holdings Corp. Class A	2,499	92,938
National Bankshares, Inc.	407	13,166
National Health Investors, Inc. REIT	2,615	146,048
National Western Life Group, Inc. Class A	160	77,283
Navient Corp.	6,011	111,925
NBT Bancorp, Inc.	2,845	119,234
Nelnet, Inc. Class A	877	77,369
NETSTREIT Corp. REIT	4,860	86,751
New York Mortgage Trust, Inc. REIT	6,195	52,843
Newmark Group, Inc. Class A	9,632	105,567
NewtekOne, Inc.	1,587	21,901
NexPoint Diversified Real Estate Trust REIT	2,136	16,981
Nexpoint Real Estate Finance, Inc. REIT	529	8,332
NexPoint Residential Trust, Inc. REIT	1,155	39,767
NI Holdings, Inc. *	657	8,534
Nicolet Bankshares, Inc.	909	73,156
NMI Holdings, Inc. Class A *	5,265	156,265
Northeast Bank	458	25,277
Northeast Community Bancorp, Inc.	853	15,132
Northfield Bancorp, Inc.	2,722	34,243
Northrim BanCorp, Inc.	371	21,225
Northwest Bancshares, Inc.	8,652	107,977
Norwood Financial Corp.	508	16,718
Oak Valley Bancorp	465	13,927
OceanFirst Financial Corp.	3,964	68,815
Ocwen Financial Corp. *	439	13,504
Office Properties Income Trust REIT	3,285	24,046
OFG Bancorp	3,141	117,725
Old National Bancorp	20,322	343,239
Old Second Bancorp, Inc.	3,132	48,358
One Liberty Properties, Inc. REIT	1,109	24,298
OppFi, Inc. *	719	3,681
Orange County Bancorp, Inc.	353	21,265
Orchid Island Capital, Inc. REIT	3,575	30,137
Origin Bancorp, Inc.	2,078	73,914
Orion Office REIT, Inc.	4,363	24,956
Orrstown Financial Services, Inc.	719	21,210
Outfront Media, Inc. REIT	5,366	74,909
Pacific Premier Bancorp, Inc.	6,466	188,225
Pagseguro Digital Ltd. Class A * (Brazil)	5,295	66,029
Paramount Group, Inc. REIT	12,658	65,442
Park National Corp.	1,005	133,524
Parke Bancorp, Inc.	740	14,985
Pathward Financial, Inc.	1,179	62,404
PCB Bancorp	760	14,007
Peakstone Realty Trust REIT *	2,467	49,167
Peapack-Gladstone Financial Corp.	1,261	37,603
Pebblebrook Hotel Trust REIT	8,346	133,369
Penns Woods Bancorp, Inc.	460	10,355
PennyMac Financial Services, Inc.	1,664	147,048
PennyMac Mortgage Investment Trust REIT	5,926	88,594
Peoples Bancorp, Inc.	44,968	1,518,120
Peoples Financial Services Corp.	474	23,084

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Shares	Value
Phillips Edison & Co., Inc. REIT	6,745	$246,058
Physicians Realty Trust REIT	16,467	219,176
Piedmont Office Realty Trust, Inc. Class A REIT	8,448	60,065
Pioneer Bancorp, Inc. *	704	7,047
Piper Sandler Cos.	7,838	1,370,631
Plumas Bancorp	329	13,604
Plymouth Industrial REIT, Inc.	3,149	75,796
Ponce Financial Group, Inc. *	1,317	12,854
Postal Realty Trust, Inc. Class A REIT	1,375	20,020
PotlatchDeltic Corp. REIT	5,451	267,644
PRA Group, Inc. *	2,632	68,958
Preferred Bank	787	57,490
Premier Financial Corp.	2,544	61,310
Primis Financial Corp.	1,372	17,370
Princeton Bancorp, Inc.	346	12,421
ProAssurance Corp.	3,549	48,941
Provident Financial Services, Inc.	4,977	89,735
QCR Holdings, Inc.	1,179	68,842
Radian Group, Inc.	10,719	306,027
RBB Bancorp	1,145	21,801
RE/MAX Holdings, Inc. Class A	1,192	15,889
Ready Capital Corp. REIT	11,276	115,579
Red River Bancshares, Inc.	332	18,629
Redwood Trust, Inc. REIT	8,108	60,080
Regional Management Corp.	478	11,988
Renasant Corp.	3,764	126,772
Republic Bancorp, Inc. Class A	588	32,434
Retail Opportunity Investments Corp. REIT	8,401	117,866
RLJ Lodging Trust REIT	10,575	123,939
RMR Group, Inc. Class A	319	9,005
S&T Bancorp, Inc.	2,590	86,558
Sabra Health Care REIT, Inc.	16,027	228,705
Safehold, Inc. REIT	3,317	77,618
Safety Insurance Group, Inc.	979	74,394
Sandy Spring Bancorp, Inc.	3,148	85,752
Saul Centers, Inc. REIT	61	2,395
Seacoast Banking Corp. of Florida	51,237	1,458,205
Security National Financial Corp. Class A *	900	8,100
Selectquote, Inc. *	9,355	12,816
Service Properties Trust REIT	11,246	96,041
ServisFirst Bancshares, Inc.	2,297	153,049
Shore Bancshares, Inc.	2,257	32,162
Sierra Bancorp	933	21,039
Simmons First National Corp. Class A	8,463	167,906
SiriusPoint Ltd. * (Bermuda)	4,307	49,961
SITE Centers Corp. REIT	13,249	180,584
Skyward Specialty Insurance Group, Inc. *	1,168	39,572
SL Green Realty Corp. REIT	4,417	199,516
SmartFinancial, Inc.	1,106	27,086
South Plains Financial, Inc.	809	23,429
Southern First Bancshares, Inc. *	533	19,774
Southern Missouri Bancorp, Inc.	651	34,757
Southern States Bancshares, Inc.	515	15,079
Southside Bancshares, Inc.	1,950	61,074
SouthState Corp.	58,326	4,925,631
STAG Industrial, Inc. REIT	3,981	156,294
Star Holdings REIT *	1,081	16,193
Stellar Bancorp, Inc.	3,146	87,585
Sterling Bancorp, Inc. *	1,526	8,805
Stewart Information Services Corp.	1,825	107,219
Stock Yards Bancorp, Inc.	278	14,314
StoneX Group, Inc. *	1,630	120,343
Stratus Properties, Inc. *	390	11,255
Summit Financial Group, Inc.	763	23,416
Summit Hotel Properties, Inc. REIT	7,153	48,068
Sunstone Hotel Investors, Inc. REIT	199,904	2,144,970
SWK Holdings Corp. *	130	2,279
Tanger, Inc. REIT	3,702	102,619
Terreno Realty Corp. REIT	5,688	356,467
Texas Capital Bancshares, Inc. *	3,338	215,735

	Shares	Value
Third Coast Bancshares, Inc. *	829	$16,472
Timberland Bancorp, Inc.	504	15,856
Tiptree, Inc.	1,209	22,923
Tompkins Financial Corp.	943	56,797
Towne Bank	4,957	147,520
TPG RE Finance Trust, Inc. REIT	4,715	30,647
Transcontinental Realty Investors, Inc. REIT *	96	3,318
TriCo Bancshares	38,672	1,661,736
Triumph Financial, Inc. *	1,514	121,393
TrustCo Bank Corp.	1,259	39,092
Trustmark Corp.	4,144	115,535
Two Harbors Investment Corp. REIT	6,621	92,231
UMB Financial Corp.	3,075	256,916
UMH Properties, Inc. REIT	3,367	51,582
United Bankshares, Inc.	9,040	339,452
United Community Banks, Inc.	7,874	230,393
United Fire Group, Inc.	1,430	28,772
Uniti Group, Inc. REIT	16,258	93,971
Unity Bancorp, Inc.	490	14,499
Universal Insurance Holdings, Inc.	1,295	20,694
Univest Financial Corp.	2,139	47,122
Urban Edge Properties REIT	8,039	147,114
USCB Financial Holdings, Inc. *	768	9,408
Valley National Bancorp	29,997	325,767
Velocity Financial, Inc. *	617	10,625
Veris Residential, Inc. REIT	5,392	84,816
Veritex Holdings, Inc.	3,559	82,818
Victory Capital Holdings, Inc. Class A	186	6,406
Virginia National Bankshares Corp.	324	11,139
Virtus Investment Partners, Inc.	427	103,232
WaFd, Inc.	4,394	144,826
Walker & Dunlop, Inc.	2,211	245,443
Washington Trust Bancorp, Inc.	1,149	37,205
Waterstone Financial, Inc.	1,188	16,870
WesBanco, Inc.	4,105	128,774
West BanCorp, Inc.	1,130	23,956
Westamerica BanCorp	1,223	68,989
Whitestone REIT	3,321	40,815
World Acceptance Corp. *	258	33,677
WSFS Financial Corp.	73,192	3,361,709
Xenia Hotels & Resorts, Inc. REIT	7,323	99,739

		80,451,108

Industrial - 19.0%

908 Devices, Inc. *	1,500	16,830
AAR Corp. *	2,399	149,698
AerSale Corp. *	1,739	22,077
Air Transport Services Group, Inc. *	3,837	67,570
Albany International Corp. Class A	292	28,680
American Woodmark Corp. *	1,076	99,907
AMMO, Inc. *	6,124	12,860
Apogee Enterprises, Inc.	927	49,511
ArcBest Corp.	1,006	120,931
Archer Aviation, Inc. Class A *	10,393	63,813
Arcosa, Inc.	3,356	277,340
Ardmore Shipping Corp. (Ireland)	2,839	40,002
Argan, Inc.	861	40,286
Aspen Aerogels, Inc. *	3,481	54,930
Astec Industries, Inc.	1,548	57,586
Astronics Corp. *	1,785	31,095
Atmus Filtration Technologies, Inc. *	62,937	1,478,390
AZZ, Inc.	1,756	102,006
Babcock & Wilcox Enterprises, Inc. *	3,415	4,986
Barnes Group, Inc.	3,337	108,886
Bel Fuse, Inc. Class B	659	44,001
Belden, Inc.	1,138	87,910
Benchmark Electronics, Inc.	58,426	1,614,895
Blink Charging Co. *	1,721	5,834
Boise Cascade Co.	2,744	354,964
CECO Environmental Corp. *	2,022	41,006

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Shares	Value
Chart Industries, Inc. *	1,150	$156,779
Clearwater Paper Corp. *	1,111	40,129
Coherent Corp. *	37,426	1,629,154
Columbus McKinnon Corp.	60,529	2,361,842
Comtech Telecommunications Corp.	1,853	15,621
Concrete Pumping Holdings, Inc. *	730	5,986
Core Molding Technologies, Inc. *	463	8,579
Costamare, Inc. (Monaco)	3,162	32,916
Covenant Logistics Group, Inc.	569	26,197
CryoPort, Inc. *	433	6,707
CTS Corp.	1,781	77,901
DHT Holdings, Inc.	9,344	91,665
Dorian LPG Ltd.	965	42,335
Ducommun, Inc. *	908	47,270
DXP Enterprises, Inc. *	927	31,240
Eagle Bulk Shipping, Inc.	631	34,957
Eastman Kodak Co. *	3,894	15,187
Encore Wire Corp.	1,039	221,930
EnerSys	193	19,485
Enpro, Inc.	1,453	227,743
Enviri Corp. *	5,381	48,429
ESCO Technologies, Inc.	735	86,017
ESS Tech, Inc. *	6,244	7,118
Evolv Technologies Holdings, Inc. *	6,345	29,948
FARO Technologies, Inc. *	1,177	26,518
FLEX LNG Ltd. * (Norway)	651	18,918
Fluor Corp. *	670	26,244
GATX Corp.	2,287	274,943
Genco Shipping & Trading Ltd.	2,864	47,514
Gencor Industries, Inc. *	796	12,847
Gibraltar Industries, Inc. *	950	75,031
Golden Ocean Group Ltd. * (Norway)	8,397	81,955
GoPro, Inc. Class A *	8,592	29,814
Gorman-Rupp Co.	1,211	43,027
GrafTech International Ltd.	5,752	12,597
Granite Construction, Inc.	2,645	134,525
Great Lakes Dredge & Dock Corp. *	4,466	34,299
Greenbrier Cos., Inc.	2,142	94,634
Greif, Inc. Class A	1,691	110,913
Greif, Inc. Class B	362	23,896
Griffon Corp.	1,200	73,140
Heartland Express, Inc.	3,184	45,404
Hillman Solutions Corp. *	13,624	125,477
Himalaya Shipping Ltd. * (Bermuda)	1,522	10,289
Hub Group, Inc. Class A *	2,185	200,889
Ichor Holdings Ltd. *	2,031	68,303
INNOVATE Corp. *	3,851	4,737
Insteel Industries, Inc.	16,728	640,515
International Seaways, Inc.	2,827	128,572
Intevac, Inc. *	2,028	8,761
Iteris, Inc. *	1,352	7,030
Itron, Inc. *	2,856	215,657
JELD-WEN Holding, Inc. *	5,802	109,542
Joby Aviation, Inc. *	12,648	84,109
Kaman Corp.	1,911	45,768
Kennametal, Inc.	5,674	146,332
Kimball Electronics, Inc. *	1,247	33,607
Knife River Corp. *	3,918	259,293
Knowles Corp. *	209,554	3,753,112
Kratos Defense & Security Solutions, Inc. *	8,889	180,358
Latham Group, Inc. *	2,657	6,988
Li-Cycle Holdings Corp. * (Canada)	8,908	5,209
Limbach Holdings, Inc. *	513	23,326
Louisiana-Pacific Corp.	26,871	1,903,273
LSB Industries, Inc. *	3,661	34,084
LSI Industries, Inc.	461	6,491
Luxfer Holdings PLC (United Kingdom)	1,814	16,217
Manitowoc Co., Inc. *	2,533	42,276
Marten Transport Ltd.	799	16,763
Masonite International Corp. *	8,772	742,638

	Shares	Value
Masterbrand, Inc. *	9,024	$134,006
Matson, Inc.	2,387	261,615
Mayville Engineering Co., Inc. *	701	10,108
Melrose Industries PLC (United Kingdom)	221,117	1,598,317
Mirion Technologies, Inc. *	13,959	143,080
Mistras Group, Inc. *	1,426	10,438
Modine Manufacturing Co. *	1,263	75,401
Moog, Inc. Class A	1,571	227,449
Mueller Industries, Inc.	4,386	206,800
Mueller Water Products, Inc. Class A	180,895	2,604,888
National Presto Industries, Inc.	348	27,937
NL Industries, Inc.	437	2,452
nLight, Inc. *	3,052	41,202
Nordic American Tankers Ltd.	13,980	58,716
Northwest Pipe Co. *	666	20,153
NV5 Global, Inc. *	94	10,445
NVE Corp.	35	2,745
O-I Glass, Inc. *	1,567	25,667
Olympic Steel, Inc.	673	44,889
Overseas Shipholding Group, Inc. Class A	4,207	22,171
Pactiv Evergreen, Inc.	2,734	37,483
PAM Transportation Services, Inc. *	364	7,564
Pangaea Logistics Solutions Ltd.	2,495	20,559
Park Aerospace Corp.	1,263	18,566
Park-Ohio Holdings Corp.	585	15,772
Plexus Corp. *	215	23,248
Powell Industries, Inc.	625	55,250
Primoris Services Corp.	61,974	2,058,157
Proto Labs, Inc. *	1,795	69,933
PureCycle Technologies, Inc. *	6,167	24,976
QinetiQ Group PLC (United Kingdom)	540,587	2,128,190
Radiant Logistics, Inc. *	2,507	16,646
Ranpak Holdings Corp. *	2,962	17,239
Regal Rexnord Corp.	21,858	3,235,421
RXO, Inc. *	1,053	24,493
Ryerson Holding Corp.	30,225	1,048,203
Safe Bulkers, Inc. (Greece)	4,534	17,819
Sanmina Corp. *	3,653	187,655
Scorpio Tankers, Inc. (Monaco)	3,302	200,762
Senior PLC (United Kingdom)	984,051	2,222,708
SFL Corp. Ltd. (Norway)	7,824	88,255
SmartRent, Inc. *	12,573	40,108
Smith & Wesson Brands, Inc.	3,115	42,239
Southland Holdings, Inc. *	349	1,801
SPX Technologies, Inc. *	524	52,929
Standex International Corp.	153	24,232
Stantec, Inc. (Canada)	3,658	293,678
Sterling Infrastructure, Inc. *	255	22,422
Stoneridge, Inc. *	1,466	28,690
Sturm Ruger & Co., Inc.	87	3,954
Summit Materials, Inc. Class A *	12,621	485,404
Teekay Corp. * (Bermuda)	4,222	30,187
Teekay Tankers Ltd. Class A (Canada)	1,682	84,050
Tennant Co.	595	55,151
Terex Corp.	1,945	111,760
Thermon Group Holdings, Inc. *	2,011	65,498
Timken Co.	996	79,829
TimkenSteel Corp. *	2,959	69,389
Tredegar Corp.	1,806	9,770
TriMas Corp.	2,831	71,709
Trinity Industries, Inc.	4,636	123,271
Triumph Group, Inc. *	4,386	72,720
TTM Technologies, Inc. *	7,227	114,259
Turtle Beach Corp. *	1,112	12,176
Tutor Perini Corp. *	2,895	26,345
UFP Industries, Inc.	33,715	4,232,918
Universal Logistics Holdings, Inc.	471	13,197
Vishay Intertechnology, Inc.	8,901	213,357
Werner Enterprises, Inc.	3,753	159,015
Willis Lease Finance Corp. *	203	9,923

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Shares	Value
World Kinect Corp.	4,075	$92,828
Worthington Enterprises, Inc.	2,099	120,797
Xometry, Inc. Class A *	2,052	73,687
Zurn Elkay Water Solutions Corp.	41,226	1,212,457

		45,324,092

Technology - 5.2%

3D Systems Corp. *	9,316	59,157
ACI Worldwide, Inc. *	172,857	5,289,424
ACM Research, Inc. Class A *	2,751	53,755
Adeia, Inc.	927	11,486
Alpha & Omega Semiconductor Ltd. *	1,580	41,175
Ambarella, Inc. *	1,042	63,864
American Software, Inc. Class A	465	5,254
Amkor Technology, Inc.	7,780	258,841
ASGN, Inc. *	2,412	231,962
Asure Software, Inc. *	1,361	12,957
Atomera, Inc. *	563	3,947
AvidXchange Holdings, Inc. *	1,093	13,542
Bandwidth, Inc. Class A *	1,233	17,842
Brightcove, Inc. *	2,834	7,340
C3.ai, Inc. Class A *	1,327	38,098
Cantaloupe, Inc. *	1,265	9,374
Cardlytics, Inc. *	2,486	22,896
Cerence, Inc. *	2,759	54,242
CEVA, Inc. *	179	4,065
Climb Global Solutions, Inc.	78	4,277
Cohu, Inc. *	71,745	2,539,056
CommVault Systems, Inc. *	182	14,533
Computer Programs & Systems, Inc. *	970	10,864
Conduent, Inc. *	11,756	42,909
Consensus Cloud Solutions, Inc. *	586	15,359
CS Disco, Inc. *	1,564	11,871
Daily Journal Corp. *	75	25,561
Definitive Healthcare Corp. *	2,129	21,162
Desktop Metal, Inc. Class A *	19,039	14,298
Digi International, Inc. *	246	6,396
Digital Turbine, Inc. *	4,844	33,230
Diodes, Inc. *	662	53,304
Donnelley Financial Solutions, Inc. *	527	32,869
E2open Parent Holdings, Inc. *	11,616	50,994
EverCommerce, Inc. *	470	5,184
Fastly, Inc. Class A *	1,349	24,012
Grid Dynamics Holdings, Inc. *	744	9,918
Health Catalyst, Inc. *	1,782	16,501
HireRight Holdings Corp. *	937	12,603
Immersion Corp.	2,187	15,440
IonQ, Inc. *	9,421	116,726
Kulicke & Soffa Industries, Inc. (Singapore)	1,126	61,615
Matterport, Inc. *	17,490	47,048
MeridianLink, Inc. *	574	14,218
Mitek Systems, Inc. *	275	3,586
N-Able, Inc. *	578	7,658
Navitas Semiconductor Corp. *	6,279	50,672
NetScout Systems, Inc. *	4,845	106,348
NextNav, Inc. *	623	2,772
Olo, Inc. Class A *	3,484	19,928
ON24, Inc.	2,152	16,958
OneSpan, Inc. *	300	3,216
Onto Innovation, Inc. *	8,302	1,269,376
Outbrain, Inc. *	2,837	12,426
PAR Technology Corp. *	1,673	72,842
Parsons Corp. *	1,565	98,141
Photronics, Inc. *	4,252	133,385
Planet Labs PBC *	1,559	3,851
Playstudios, Inc. *	5,936	16,087
PROS Holdings, Inc. *	936	36,307
PubMatic, Inc. Class A *	2,399	39,128
Rackspace Technology, Inc. *	4,346	8,692
Richardson Electronics Ltd.	827	11,040

	Shares	Value
Semtech Corp. *	4,476	$98,069
Sharecare, Inc. *	20,085	21,692
Skillsoft Corp. *	287	5,045
SMART Global Holdings, Inc. *	2,578	48,802
SolarWinds Corp. *	3,501	43,727
Synaptics, Inc. *	2,507	285,999
System1, Inc. *	2,370	5,261
Tingo Group, Inc. * ±	10,136	6,994
Ultra Clean Holdings, Inc. *	3,034	103,581
Unisys Corp. *	4,536	25,492
Veeco Instruments, Inc. *	3,467	107,581
Veradigm, Inc. *	7,344	77,039
Verint Systems, Inc. *	307	8,298
Vimeo, Inc. *	4,272	16,746
Vishay Precision Group, Inc. *	922	31,413
Vuzix Corp. *	4,024	8,390
Xerox Holdings Corp.	8,186	150,049

		12,355,760

Utilities - 2.0%

ALLETE, Inc.	3,993	244,212
Altus Power, Inc. *	4,357	29,758
Artesian Resources Corp. Class A	167	6,922
Avista Corp.	5,228	186,849
Black Hills Corp.	12,799	690,506
Brookfield Infrastructure Corp. Class A (Canada)	7,395	260,895
California Water Service Group	2,741	142,176
Chesapeake Utilities Corp.	516	54,505
Consolidated Water Co. Ltd. (Cayman)	731	26,024
Genie Energy Ltd. Class B	640	18,003
IDACORP, Inc.	8,516	837,293
MGE Energy, Inc.	1,222	88,363
New Jersey Resources Corp.	3,208	143,013
Northwest Natural Holding Co.	2,536	98,752
Northwestern Energy Group, Inc.	4,254	216,486
ONE Gas, Inc.	3,812	242,901
Ormat Technologies, Inc.	1,344	101,862
Otter Tail Corp.	1,357	115,304
PNM Resources, Inc.	5,281	219,690
Portland General Electric Co.	6,991	302,990
RGC Resources, Inc.	528	10,739
SJW Group	2,178	142,332
Southwest Gas Holdings, Inc. *	4,264	270,124
Spire, Inc.	3,554	221,556
Unitil Corp.	773	40,637

		4,711,892

Total Common Stocks (Cost $229,684,849)		235,419,961

	Principal Amount
SHORT-TERM INVESTMENTS - 1.1%

Repurchase Agreements - 0.4%

Fixed Income Clearing Corp. 4.950% due 01/02/24 (Dated 12/29/23, repurchase price of $842,538; collateralized by U.S. Treasury Notes: 0.750% due 03/31/26 and value $859,044)	$842,075	842,075

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Principal Amount	Value
U.S. Government Agency Issues - 0.7%

Federal Home Loan Bank 11.124% due 01/02/24	$1,770,000	$1,768,977

Total Short-Term Investments (Cost $2,611,819)		2,611,052

TOTAL INVESTMENTS - 100.0% (Cost $232,299,350)		238,034,440

DERIVATIVES - 0.0%		10,099

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(5,014)

NET ASSETS - 100.0%		$238,039,525

Notes to Schedule of Investments

(a)	As of December 31, 2023, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	33.8%
Industrial	19.0%
Consumer, Cyclical	13.5%
Consumer, Non-Cyclical	12.4%
Energy	6.6%
Technology	5.2%
Basic Materials	4.9%
Others (each less than 3.0%)	4.6%

	100.0%
Derivatives	0.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

(b)	As of December 31, 2023, investments with a total aggregate value of $2,010 or less than 0.1% of the Fund’s net assets were determined by a valuation committee established under the Valuation Policy.

(c)	As of December 31, 2023, open futures contracts outstanding were as follows:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
CME Micro E-Mini Russell 2000 Index	03/24	66	$665,642	$675,741	$10,099

(d)	Fair Value Measurements

As of December 31, 2023, the Fund’s investments, as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities were as follows:

		Total Value at December 31, 2023	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Rights	$3,427	$–	$–	$3,427
	Common Stocks
	Basic Materials	11,573,108	9,138,837	2,434,271	–
	Communications	3,671,375	3,671,375	–	–
	Consumer, Cyclical	32,023,063	31,294,104	728,959	–
	Consumer, Non-Cyclical	29,602,091	26,341,694	3,260,397	–
	Energy	15,707,472	15,707,472	–	–
	Financial	80,451,108	80,451,108	–	–
	Industrial	45,324,092	39,374,877	5,949,215	–
	Technology	12,355,760	12,348,766	–	6,994
	Utilities	4,711,892	4,711,892	–	–

	Total Common Stocks	235,419,961	223,040,125	12,372,842	6,994

	Short-Term Investments	2,611,052	–	2,611,052	–
	Derivatives:
	Equity Contracts
	Futures	10,099	10,099	–	–

	Total	$238,044,539	$223,050,224	$14,983,894	$10,421

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

SMALL-CAP GROWTH PORTFOLIO

Schedule of Investments

December 31, 2023

	Shares	Value
WARRANTS - 0.0%

Consumer, Non-Cyclical - 0.0%

Optinose, Inc. Exercise @ $2.57 Exp 11/23/27 *	73,697	$–

Total Warrants (Cost $737)		–

COMMON STOCKS - 96.9%

Basic Materials - 3.1%

Ashland, Inc.	23,304	1,964,760
Axalta Coating Systems Ltd. *	74,470	2,529,746
Chemours Co.	83,685	2,639,425
Element Solutions, Inc.	84,139	1,946,977

		9,080,908

Communications - 3.1%

Chewy, Inc. Class A *	140,519	3,320,464
Q2 Holdings, Inc. *	90,749	3,939,414
Vivid Seats, Inc. Class A *	260,078	1,643,693

		8,903,571

Consumer, Cyclical - 7.2%

Brunswick Corp.	32,358	3,130,636
Deckers Outdoor Corp. *	2,927	1,956,495
Five Below, Inc. *	15,313	3,264,119
Funko, Inc. Class A *	98,571	761,954
Genius Sports Ltd. * (United Kingdom)	420,556	2,599,036
Ollie’s Bargain Outlet Holdings, Inc. *	35,155	2,667,913
On Holding AG Class A * (Switzerland)	37,541	1,012,481
Skechers USA, Inc. Class A *	40,710	2,537,861
Visteon Corp. *	24,573	3,069,168

		20,999,663

Consumer, Non-Cyclical - 26.7%

Adaptive Biotechnologies Corp. *	170,565	835,768
Amicus Therapeutics, Inc. *	179,643	2,549,134
Annexon, Inc. *	66,882	303,644
Ascendis Pharma AS ADR * (Denmark)	8,234	1,037,072
Bio-Techne Corp.	39,507	3,048,360
BioAtla, Inc. *	44,466	109,386
Boyd Group Services, Inc. (Canada)	13,664	2,871,807
Bruker Corp.	43,901	3,225,845
Certara, Inc. *	203,205	3,574,376
Collegium Pharmaceutical, Inc. *	54,625	1,681,357
Duckhorn Portfolio, Inc. *	294,925	2,905,011
elf Beauty, Inc. *	12,530	1,808,580
Envista Holdings Corp. *	98,801	2,377,152
European Wax Center, Inc. Class A *	173,959	2,364,103
Harmony Biosciences Holdings, Inc. *	40,848	1,319,390
HealthEquity, Inc. *	26,966	1,787,846
Immunocore Holdings PLC ADR * (United Kingdom)	24,693	1,687,026
Inari Medical, Inc. *	25,630	1,663,900
Kymera Therapeutics, Inc. *	33,611	855,736
Legend Biotech Corp. ADR *	20,872	1,255,868
Lyell Immunopharma, Inc. *	88,445	171,583
Maravai LifeSciences Holdings, Inc. Class A *	88,169	577,507
Masimo Corp. *	26,722	3,132,086
MaxCyte, Inc. *	199,732	938,740
Natera, Inc. *	34,694	2,173,232
Neurocrine Biosciences, Inc. *	13,568	1,787,720
Oatly Group AB ADR *	567,116	669,197
Optinose, Inc. *	245,332	316,478
Oxford Nanopore Technologies PLC * (United Kingdom)	280,151	743,471

	Shares	Value
Paylocity Holding Corp. *	7,182	$1,183,953
Prelude Therapeutics, Inc. *	42,918	183,260
PROCEPT BioRobotics Corp. *	44,927	1,882,891
Qiagen NV *	81,578	3,542,933
RB Global, Inc. (Canada)	79,781	5,336,551
Remitly Global, Inc. *	175,104	3,400,520
Sabre Corp. *	418,035	1,839,354
Sana Biotechnology, Inc. *	68,399	279,068
Shockwave Medical, Inc. *	17,671	3,367,386
SpringWorks Therapeutics, Inc. *	36,904	1,346,996
TriNet Group, Inc. *	17,511	2,082,583
U.S. Foods Holding Corp. *	94,302	4,282,254
Viking Therapeutics, Inc. *	52,173	970,940

		77,470,064

Energy - 4.2%

ChampionX Corp.	40,369	1,179,178
Matador Resources Co.	62,949	3,579,280
Permian Resources Corp.	266,953	3,630,561
TechnipFMC PLC (United Kingdom)	190,511	3,836,892

		12,225,911

Financial - 5.0%

Corp. Inmobiliaria Vesta SAB de CV ADR (Mexico)	52,494	2,079,812
GCM Grosvenor, Inc. Class A	268,376	2,404,649
Hamilton Lane, Inc. Class A	23,422	2,656,992
STAG Industrial, Inc. REIT	116,305	4,566,134
WisdomTree, Inc.	396,744	2,749,436

		14,457,023

Industrial - 21.9%

Advanced Energy Industries, Inc.	39,909	4,346,888
AeroVironment, Inc. *	12,017	1,514,623
AZEK Co., Inc. *	72,762	2,783,146
Cactus, Inc. Class A	37,789	1,715,621
Crane Co.	41,572	4,911,316
CryoPort, Inc. *	156,750	2,428,057
Gerresheimer AG (Germany)	29,723	3,092,251
GFL Environmental, Inc. (Canada)	177,312	6,119,037
Jacobs Solutions, Inc.	39,571	5,136,316
Knight-Swift Transportation Holdings, Inc.	64,800	3,735,720
Littelfuse, Inc.	11,112	2,973,127
NEXTracker, Inc. Class A *	23,814	1,115,686
nVent Electric PLC	83,481	4,932,892
Sensata Technologies Holding PLC	147,589	5,544,919
Summit Materials, Inc. Class A *	155,219	5,969,723
TopBuild Corp. *	13,421	5,022,943
XPO, Inc. *	25,723	2,253,078

		63,595,343

Technology - 25.7%

ACV Auctions, Inc. Class A *	134,557	2,038,539
Alkami Technology, Inc. *	123,882	3,004,138
Allegro MicroSystems, Inc. * (Japan)	84,779	2,566,260
AvidXchange Holdings, Inc. *	140,898	1,745,726
CACI International, Inc. Class A *	13,820	4,475,745
Corsair Gaming, Inc. *	109,731	1,547,207
Definitive Healthcare Corp. *	272,657	2,710,211
DoubleVerify Holdings, Inc. *	145,410	5,348,180
ExlService Holdings, Inc. *	155,869	4,808,559
Five9, Inc. *	63,209	4,973,916
FormFactor, Inc. *	76,402	3,186,727
Guidewire Software, Inc. *	23,807	2,595,915
KBR, Inc.	86,407	4,787,812
Keywords Studios PLC (Ireland)	133,788	2,834,257
Kinaxis, Inc. * (Canada)	24,092	2,703,839
Nova Ltd. * (Israel)	13,514	1,856,688
Oddity Tech Ltd. Class A * (Israel)	14,930	694,693
Onto Innovation, Inc. *	27,022	4,131,664
Outset Medical, Inc. *	55,822	301,997

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

SMALL-CAP GROWTH PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Shares	Value
PagerDuty, Inc. *	167,416	$3,875,680
Procore Technologies, Inc. *	51,107	3,537,627
Rapid7, Inc. *	52,058	2,972,512
Thoughtworks Holding, Inc. *	423,321	2,036,174
WNS Holdings Ltd. ADR * (India)	69,104	4,367,373
Zeta Global Holdings Corp. Class A *	166,354	1,467,242

		74,568,681

Total Common Stocks (Cost $279,158,523)		281,301,164

	Principal Amount
SHORT-TERM INVESTMENTS - 3.2%

U.S. Government Agency Issues - 3.2%

Federal Home Loan Bank 11.124% due 01/02/24	$9,419,000	9,413,558

Total Short-Term Investments (Cost $9,417,639)		9,413,558

TOTAL INVESTMENTS - 100.1% (Cost $288,576,899)		290,714,722

OTHER ASSETS & LIABILITIES, NET - (0.1%)		(295,838)

NET ASSETS - 100.0%		$290,418,884

Notes to Schedule of Investments

(a)	As of December 31, 2023, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	26.7%
Technology	25.7%
Industrial	21.9%
Consumer, Cyclical	7.2%
Financial	5.0%
Energy	4.2%
Short-Term Investments	3.2%
Basic Materials	3.1%
Communications	3.1%
Others (each less than 3.0%)	0.0%

	100.1%
Other Assets & Liabilities, Net	(0.1%	)

	100.0%

(b)	Fair Value Measurements

As of December 31, 2023, the Fund’s investments, as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities were as follows:

		Total Value at December 31, 2023	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Basic Materials	$9,080,908	$9,080,908	$–	$–
	Communications	8,903,571	8,903,571	–	–
	Consumer, Cyclical	20,999,663	20,999,663	–	–
	Consumer, Non-Cyclical	77,470,064	77,470,064	–	–
	Energy	12,225,911	12,225,911	–	–
	Financial	14,457,023	14,457,023	–	–
	Industrial	63,595,343	60,503,092	3,092,251	–
	Technology	74,568,681	74,568,681	–	–

	Total Common Stocks	281,301,164	278,208,913	3,092,251	–

	Short-Term Investments	9,413,558	–	9,413,558	–

	Total	$290,714,722	$278,208,913	$12,505,809	$–

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments

December 31, 2023

	Shares	Value
RIGHTS - 0.0%

Consumer, Non-Cyclical - 0.0%

Cartesian Therapeutics, Inc. - Contingent Value Rights * ±	29,379	$5,288
Chinook Therapeutics, Inc. - Contingent Value Rights * Ω ±	15,650	6,886
Contra Aduro Biotechnologies, Inc. - Contingent Value Rights * Ω ±	3,861	9,803
OmniAb, Inc. $12.50 - Earn Out Shares * Ω ±	1,693	–
OmniAb, Inc. $15.00 - Earn Out Shares * Ω ±	1,693	–

		21,977

Utilities - 0.0%

Gtx, Inc. - Contingent Value Rights * Ω ±	216	221

Total Rights (Cost $11,200)		22,198

WARRANTS - 0.0%

Consumer, Non-Cyclical - 0.0%

Cassava Sciences, Inc. Exercise @ $ 33.00 Exp 11/15/24 *	4,278	–

Total Warrants (Cost $0)		–

COMMON STOCKS - 99.2%

Basic Materials - 3.4%

5E Advanced Materials, Inc. *	11,337	15,985
AdvanSix, Inc.	7,690	230,392
American Vanguard Corp.	7,396	81,134
ATI, Inc. *	35,254	1,602,999
Avient Corp.	24,662	1,025,199
Balchem Corp.	8,586	1,277,168
Cabot Corp.	15,200	1,269,200
Caledonia Mining Corp. PLC (South Africa)	3,545	43,249
Carpenter Technology Corp.	13,366	946,313
Centrus Energy Corp. Class A *	3,326	180,968
Century Aluminum Co. *	14,853	180,315
Codexis, Inc. *	19,484	59,426
Coeur Mining, Inc. *	92,115	300,295
Commercial Metals Co.	31,982	1,600,379
Compass Minerals International, Inc.	9,221	233,476
Constellium SE *	35,118	700,955
Contango ORE, Inc. *	2,058	37,270
Dakota Gold Corp. *	14,809	38,800
Danimer Scientific, Inc. *	25,743	26,258
Ecovyst, Inc. *	24,948	243,742
Encore Energy Corp. * (Canada)	38,556	151,525
Energy Fuels, Inc. *	42,466	305,331
Glatfelter Corp. *	12,856	24,941
Hawkins, Inc.	5,332	375,479
Haynes International, Inc.	3,199	182,503
HB Fuller Co.	14,837	1,207,880
Hecla Mining Co.	168,130	808,705
i-80 Gold Corp. * (Canada)	49,398	86,940
Ingevity Corp. *	10,255	484,241
Innospec, Inc.	6,774	834,828
Intrepid Potash, Inc. *	3,035	72,506
Ivanhoe Electric, Inc. *	17,421	175,604
Kaiser Aluminum Corp.	4,444	316,368
Koppers Holdings, Inc.	5,257	269,264
Kronos Worldwide, Inc.	6,400	63,616
Lightwave Logic, Inc. *	31,166	155,207

	Shares	Value
Livent Corp. *	49,046	$881,847
Mativ Holdings, Inc.	15,234	233,233
Minerals Technologies, Inc.	9,015	642,860
Novagold Resources, Inc. * (Canada)	68,568	256,444
Oil-Dri Corp. of America	1,236	82,911
Origin Materials, Inc. *	29,507	24,674
Orion SA (Germany)	15,153	420,193
Perimeter Solutions SA *	41,037	188,770
Perpetua Resources Corp. *	8,988	28,492
Piedmont Lithium, Inc. *	4,848	136,859
Quaker Chemical Corp.	3,774	805,447
Rayonier Advanced Materials, Inc. *	17,403	70,482
Rogers Corp. *	4,715	622,710
Schnitzer Steel Industries, Inc. Class A	6,947	209,522
Sensient Technologies Corp.	11,399	752,334
Stepan Co.	5,912	558,980
Sylvamo Corp.	9,976	489,921
Trinseo PLC	9,800	82,026
Tronox Holdings PLC	33,108	468,809
U.S. Lime & Minerals, Inc.	588	135,446
Uranium Energy Corp. *	103,991	665,542
Valhi, Inc.	693	10,527
Worthington Steel, Inc. *	8,603	241,744

		23,618,234

Communications - 3.6%

1-800-Flowers.com, Inc. Class A *	7,662	82,596
A10 Networks, Inc.	19,354	254,892
ADTRAN Holdings, Inc.	21,613	158,639
Advantage Solutions, Inc. *	24,694	89,392
Allbirds, Inc. Class A *	26,001	31,851
AMC Networks, Inc. Class A *	8,364	157,160
Anterix, Inc. *	3,536	117,820
Applied Digital Corp. *	22,498	151,637
AST SpaceMobile, Inc. *	21,465	129,434
ATN International, Inc.	3,134	122,132
Aviat Networks, Inc. *	2,940	96,020
BARK, Inc. *	31,852	25,657
Beyond, Inc. *	12,286	340,199
Blacksky Technology, Inc. *	32,746	45,844
Blade Air Mobility, Inc. *	15,595	55,050
Boston Omaha Corp. Class A *	6,130	96,425
Bumble, Inc. Class A *	27,511	405,512
Calix, Inc. *	16,420	717,390
Cambium Networks Corp. *	3,080	18,480
Cargurus, Inc. *	27,169	656,403
CarParts.com, Inc. *	13,897	43,915
Cars.com, Inc. *	17,828	338,197
Clear Channel Outdoor Holdings, Inc. *	103,484	188,341
Clearfield, Inc. *	3,559	103,496
Cogent Communications Holdings, Inc.	11,995	912,340
CommScope Holding Co., Inc. *	57,266	161,490
Consolidated Communications Holdings, Inc. *	20,547	89,379
ContextLogic, Inc. Class A *	6,135	36,503
Couchbase, Inc. *	9,105	205,045
Credo Technology Group Holding Ltd. *	31,473	612,779
DHI Group, Inc. *	12,431	32,196
DigitalBridge Group, Inc.	44,387	778,548
DZS, Inc. *	6,055	11,928
EchoStar Corp. Class A *	33,583	556,470
Entravision Communications Corp. Class A	16,640	69,389
ePlus, Inc. *	7,206	575,327
Eventbrite, Inc. Class A *	21,386	178,787
EverQuote, Inc. Class A *	5,385	65,912
EW Scripps Co. Class A *	16,290	130,157
Extreme Networks, Inc. *	34,353	605,987
Figs, Inc. Class A *	35,864	249,255
fuboTV, Inc. *	76,420	243,016
Gambling.com Group Ltd. * (Malta)	4,536	44,226
Gannett Co., Inc. *	39,559	90,986

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Shares	Value
Globalstar, Inc. *	193,182	$374,773
Gogo, Inc. *	17,777	180,081
Gray Television, Inc.	22,223	199,118
Grindr, Inc. * (Singapore)	10,482	92,032
Harmonic, Inc. *	30,949	403,575
HealthStream, Inc.	6,408	173,208
Hims & Hers Health, Inc. *	33,010	293,789
IDT Corp. Class B *	4,166	142,019
iHeartMedia, Inc. Class A *	27,016	72,133
Infinera Corp. *	53,147	252,448
InterDigital, Inc.	7,159	777,038
KVH Industries, Inc. *	5,055	26,589
Lands’ End, Inc. *	4,088	39,081
Liberty Latin America Ltd. Class A *	9,569	69,949
Liberty Latin America Ltd. Class C *	39,329	288,675
Liquidity Services, Inc. *	6,539	112,536
Lumen Technologies, Inc. *	272,635	498,922
Luna Innovations, Inc. *	8,391	55,800
Magnite, Inc. *	36,365	339,649
MediaAlpha, Inc. Class A *	7,196	80,235
Mondee Holdings, Inc. *	11,749	32,427
Nerdy, Inc. *	16,070	55,120
NETGEAR, Inc. *	8,143	118,725
Nextdoor Holdings, Inc. *	39,792	75,207
Ooma, Inc. *	5,971	64,069
Open Lending Corp. Class A *	26,905	228,962
Opendoor Technologies, Inc. *	149,232	668,559
OptimizeRx Corp. *	4,522	64,710
Perficient, Inc. *	9,414	619,630
Preformed Line Products Co.	730	97,718
Q2 Holdings, Inc. *	15,526	673,984
QuinStreet, Inc. *	14,148	181,377
Revolve Group, Inc. *	11,485	190,421
Ribbon Communications, Inc. *	23,089	66,958
Rover Group, Inc. *	25,790	280,595
Scholastic Corp.	7,485	282,185
Shenandoah Telecommunications Co.	12,773	276,152
Shutterstock, Inc.	6,607	318,986
Sinclair, Inc.	8,879	115,693
Solo Brands, Inc. Class A *	5,125	31,570
Sphere Entertainment Co. *	7,529	255,685
Spok Holdings, Inc.	5,506	85,233
Sprinklr, Inc. Class A *	28,260	340,250
Squarespace, Inc. Class A *	13,821	456,231
Stagwell, Inc. *	21,815	144,634
Stitch Fix, Inc. Class A *	23,149	82,642
TechTarget, Inc. *	7,109	247,820
TEGNA, Inc.	55,452	848,416
Telephone & Data Systems, Inc.	26,738	490,642
Terran Orbital Corp. *	23,670	26,984
Thryv Holdings, Inc. *	8,973	182,601
Townsquare Media, Inc. Class A	2,508	26,485
TrueCar, Inc. *	24,636	85,241
Tucows, Inc. Class A *	2,783	75,141
Upwork, Inc. *	34,793	517,372
Urban One, Inc. *	4,210	15,980
Value Line, Inc.	334	16,283
Viavi Solutions, Inc. *	60,790	612,155
Vivid Seats, Inc. Class A *	6,633	41,921
WideOpenWest, Inc. *	15,069	61,029
Yelp, Inc. *	18,257	864,286
Ziff Davis, Inc. *	12,767	857,815

		25,325,746

Consumer, Cyclical - 11.6%

A-Mark Precious Metals, Inc.	5,062	153,126
Abercrombie & Fitch Co. Class A *	13,403	1,182,413
Academy Sports & Outdoors, Inc.	19,751	1,303,566
Accel Entertainment, Inc. *	13,744	141,151
Acushnet Holdings Corp.	8,442	533,281

	Shares	Value
Adient PLC *	25,870	$940,633
Aeva Technologies, Inc. *	30,039	22,761
Allegiant Travel Co.	4,345	358,940
America’s Car-Mart, Inc. *	1,621	122,823
American Axle & Manufacturing Holdings, Inc. *	31,386	276,511
American Eagle Outfitters, Inc.	49,726	1,052,202
Arko Corp.	21,757	179,495
Asbury Automotive Group, Inc. *	5,700	1,282,329
Atlanta Braves Holdings, Inc. Class A *	2,808	120,126
Atlanta Braves Holdings, Inc. Class C *	12,776	505,674
Aurora Innovation, Inc. *	89,815	392,492
Bally’s Corp. *	7,882	109,875
Beacon Roofing Supply, Inc. *	15,835	1,377,962
Beazer Homes USA, Inc. *	7,831	264,609
Big 5 Sporting Goods Corp.	5,932	37,609
Big Lots, Inc.	7,694	59,936
Biglari Holdings, Inc. Class B *	230	37,934
BJ’s Restaurants, Inc. *	6,392	230,176
Bloomin’ Brands, Inc.	23,697	667,071
Blue Bird Corp. *	6,947	187,291
Bluegreen Vacations Holding Corp.	2,909	218,524
BlueLinx Holdings, Inc. *	2,289	259,367
Boot Barn Holdings, Inc. *	8,086	620,681
Bowlero Corp. Class A *	4,844	68,591
Brinker International, Inc. *	11,979	517,253
Buckle, Inc.	8,526	405,156
Build-A-Bear Workshop, Inc.	3,742	86,029
Caleres, Inc.	9,088	279,274
Camping World Holdings, Inc. Class A	11,247	295,346
Carrols Restaurant Group, Inc.	9,007	70,975
Carvana Co. *	26,113	1,382,422
Cato Corp. Class A	5,395	38,520
Cavco Industries, Inc. *	2,375	823,223
Century Casinos, Inc. *	7,401	36,117
Century Communities, Inc.	7,842	714,720
Cheesecake Factory, Inc.	13,519	473,300
Chico’s FAS, Inc. *	31,808	241,105
Children’s Place, Inc. *	2,874	66,734
Chuy’s Holdings, Inc. *	4,772	182,434
Cinemark Holdings, Inc. *	29,564	416,557
Clarus Corp.	6,816	46,996
Clean Energy Fuels Corp. *	47,494	181,902
Commercial Vehicle Group, Inc. *	8,348	58,519
CompX International, Inc.	719	18,176
Cooper-Standard Holdings, Inc. *	4,782	93,440
Cracker Barrel Old Country Store, Inc.	5,996	462,172
Daktronics, Inc. *	9,866	83,664
Dana, Inc.	35,257	515,105
Dave & Buster’s Entertainment, Inc. *	9,844	530,099
Denny’s Corp. *	14,657	159,468
Designer Brands, Inc. Class A	11,104	98,270
Destination XL Group, Inc. *	15,629	68,768
Dillard’s, Inc. Class A	917	370,147
Dine Brands Global, Inc.	4,348	215,878
Dorman Products, Inc. *	7,162	597,382
Douglas Dynamics, Inc.	6,445	191,288
Dragonfly Energy Holdings Corp. *	4,273	2,315
Dream Finders Homes, Inc. Class A *	6,262	222,489
Duluth Holdings, Inc. Class B *	3,374	18,152
El Pollo Loco Holdings, Inc. *	8,233	72,615
Empire Resorts, Inc. (Escrow) * Ω ±	953	–
Envela Corp. *	831	4,039
Escalade, Inc.	2,759	55,428
Ethan Allen Interiors, Inc.	6,270	200,138
Everi Holdings, Inc. *	23,005	259,266
EVgo, Inc. *	27,092	96,989
EVI Industries, Inc.	1,044	24,774
First Watch Restaurant Group, Inc. *	5,913	118,851
FirstCash, Inc.	10,328	1,119,452
Fisker, Inc. *	53,146	93,006

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Shares	Value
Foot Locker, Inc.	22,624	$704,738
Forestar Group, Inc. *	4,745	156,917
Fossil Group, Inc. *	14,174	20,694
Fox Factory Holding Corp. *	11,707	789,988
Frontier Group Holdings, Inc. *	10,591	57,827
Full House Resorts, Inc. *	9,322	50,059
Funko, Inc. Class A *	9,070	70,111
G-III Apparel Group Ltd. *	11,416	387,916
Genesco, Inc. *	2,811	98,975
Gentherm, Inc. *	8,985	470,455
Global Business Travel Group I *	8,135	52,471
Global Industrial Co.	3,607	140,096
GMS, Inc. *	11,188	922,227
Golden Entertainment, Inc.	5,662	226,084
Goodyear Tire & Rubber Co. *	77,552	1,110,545
Green Brick Partners, Inc. *	7,013	364,255
Group 1 Automotive, Inc.	3,743	1,140,642
GrowGeneration Corp. *	17,333	43,506
Guess?, Inc.	7,494	172,812
H&E Equipment Services, Inc.	8,818	461,358
Hanesbrands, Inc.	94,452	421,256
Haverty Furniture Cos., Inc.	4,176	148,248
Hawaiian Holdings, Inc. *	13,669	194,100
Hibbett, Inc.	3,237	233,129
Hilton Grand Vacations, Inc. *	22,177	891,072
HNI Corp.	12,603	527,184
Holley, Inc. *	13,491	65,701
Hooker Furnishings Corp.	2,387	62,253
Hovnanian Enterprises, Inc. Class A *	1,399	217,712
Hudson Technologies, Inc. *	11,501	155,148
Hyliion Holdings Corp. *	40,985	33,349
IMAX Corp. *	12,581	188,967
indie Semiconductor, Inc. Class A * (China)	41,602	337,392
Installed Building Products, Inc.	6,507	1,189,610
Interface, Inc.	16,564	209,038
International Game Technology PLC	29,878	818,956
iRobot Corp. *	7,514	290,792
J Jill, Inc. *	1,182	30,472
Jack in the Box, Inc.	5,609	457,863
JAKKS Pacific, Inc. *	2,155	76,610
JetBlue Airways Corp. *	90,081	499,950
Johnson Outdoors, Inc. Class A	1,483	79,222
KB Home	19,568	1,222,217
Kontoor Brands, Inc.	15,439	963,702
Kura Sushi USA, Inc. Class A *	1,586	120,536
La-Z-Boy, Inc.	12,036	444,369
Landsea Homes Corp. *	5,477	71,968
Lazydays Holdings, Inc. *	1,479	10,427
LCI Industries	6,898	867,148
Leslie’s, Inc. *	48,801	337,215
LGI Homes, Inc. *	5,647	751,955
Life Time Group Holdings, Inc. *	12,496	188,440
Light & Wonder, Inc. *	25,065	2,058,087
Lindblad Expeditions Holdings, Inc. *	9,393	105,859
Lions Gate Entertainment Corp. Class A *	17,815	194,184
Lions Gate Entertainment Corp. Class B *	31,197	317,897
Livewire Group, Inc. * (Cayman)	5,256	59,445
Loop Media, Inc. *	9,470	9,470
Lovesac Co. *	3,679	93,998
Luminar Technologies, Inc. *	74,013	249,424
M/I Homes, Inc. *	7,330	1,009,634
Madison Square Garden Entertainment Corp. *	10,965	348,577
Malibu Boats, Inc. Class A *	5,379	294,877
Marcus Corp.	7,229	105,399
Marine Products Corp.	2,063	23,518
MarineMax, Inc. *	5,854	227,721
MasterCraft Boat Holdings, Inc. *	4,460	100,974
MDC Holdings, Inc.	16,394	905,769
Meritage Homes Corp.	9,882	1,721,444
Methode Electronics, Inc.	9,523	216,458

	Shares	Value
Microvast Holdings, Inc. *	60,008	$84,011
Miller Industries, Inc.	3,086	130,507
MillerKnoll, Inc.	20,216	539,363
Monarch Casino & Resort, Inc.	3,702	255,993
Movado Group, Inc.	3,883	117,072
MRC Global, Inc. *	23,331	256,874
National Vision Holdings, Inc. *	20,992	439,363
Nikola Corp. *	163,105	142,684
Noodles & Co. *	11,028	34,738
Nu Skin Enterprises, Inc. Class A	13,947	270,851
ODP Corp. *	8,900	501,070
ONE Group Hospitality, Inc. *	5,568	34,076
OneSpaWorld Holdings Ltd. * (Bahamas)	22,587	318,477
OneWater Marine, Inc. Class A *	3,002	101,438
OPENLANE, Inc. *	29,157	431,815
Oxford Industries, Inc.	4,055	405,500
Papa John’s International, Inc.	8,894	677,990
Patrick Industries, Inc.	5,943	596,380
PC Connection, Inc.	3,168	212,921
PetMed Express, Inc.	5,625	42,525
Portillo’s, Inc. Class A *	12,335	196,497
Potbelly Corp. *	6,190	64,500
PriceSmart, Inc.	6,882	521,518
Purple Innovation, Inc.	16,412	16,904
RCI Hospitality Holdings, Inc.	2,406	159,422
Red Robin Gourmet Burgers, Inc. *	4,105	51,189
Red Rock Resorts, Inc. Class A	12,952	690,730
Reservoir Media, Inc. *	5,058	36,064
Resideo Technologies, Inc. *	40,669	765,391
REV Group, Inc.	9,267	168,381
Rocky Brands, Inc.	1,966	59,334
Rush Enterprises, Inc. Class A	16,734	841,720
Rush Enterprises, Inc. Class B	2,448	129,695
Rush Street Interactive, Inc. *	16,117	72,365
Sally Beauty Holdings, Inc. *	29,005	385,186
Savers Value Village, Inc. *	6,688	116,237
ScanSource, Inc. *	7,177	284,281
SeaWorld Entertainment, Inc. *	9,834	519,530
SES AI Corp. *	33,991	62,204
Shake Shack, Inc. Class A *	10,554	782,262
Shoe Carnival, Inc.	5,148	155,521
Shyft Group, Inc.	9,179	112,167
Signet Jewelers Ltd. (NYSE)	12,174	1,305,783
Six Flags Entertainment Corp. *	19,720	494,578
Skyline Champion Corp. *	14,558	1,081,077
SkyWest, Inc. *	11,214	585,371
Sleep Number Corp. *	6,003	89,024
Snap One Holdings Corp. *	6,258	55,759
Solid Power, Inc. *	43,183	62,615
Sonic Automotive, Inc. Class A	4,225	237,487
Sonos, Inc. *	35,052	600,791
Sovos Brands, Inc. *	15,074	332,080
Spirit Airlines, Inc.	29,737	487,389
Sportsman’s Warehouse Holdings, Inc. *	10,339	44,044
Standard Motor Products, Inc.	5,668	225,643
Steelcase, Inc. Class A	26,035	351,993
Steven Madden Ltd.	20,726	870,492
Sun Country Airlines Holdings, Inc. *	9,977	156,938
Super Group SGHC Ltd. * (Guernsey)	39,328	124,670
Sweetgreen, Inc. Class A *	26,395	298,264
Taylor Morrison Home Corp. *	28,394	1,514,820
ThredUp, Inc. Class A *	19,238	43,286
Tile Shop Holdings, Inc. *	8,920	65,651
Tilly’s, Inc. Class A *	6,305	47,540
Titan International, Inc. *	14,394	214,183
Titan Machinery, Inc. *	5,399	155,923
Topgolf Callaway Brands Corp. *	39,227	562,515
Torrid Holdings, Inc. *	3,599	20,766
Traeger, Inc. *	9,951	27,166
Tri Pointe Homes, Inc. *	26,558	940,153

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Shares	Value
TuSimple Holdings, Inc. Class A *	46,369	$40,703
UniFirst Corp.	4,072	744,810
United Homes Group, Inc. *	2,451	20,662
Urban Outfitters, Inc. *	17,632	629,286
Vera Bradley, Inc. *	8,445	65,027
Virgin Galactic Holdings, Inc. *	91,153	223,325
Vista Outdoor, Inc. *	16,118	476,609
Visteon Corp. *	7,593	948,366
Vizio Holding Corp. Class A *	19,665	151,421
VOXX International Corp. *	2,456	26,230
VSE Corp.	3,445	222,581
Wabash National Corp.	12,847	329,140
Warby Parker, Inc. Class A *	22,961	323,750
Weyco Group, Inc.	1,756	55,068
Winmark Corp.	737	307,734
Winnebago Industries, Inc.	7,982	581,728
Wolverine World Wide, Inc.	22,006	195,633
Workhorse Group, Inc. *	50,408	18,147
XPEL, Inc. *	6,043	325,416
Xperi, Inc. *	11,679	128,703
Xponential Fitness, Inc. Class A *	6,425	82,818
Zumiez, Inc. *	4,418	89,862

		81,073,280

Consumer, Non-Cyclical - 23.1%

23andMe Holding Co. Class A *	71,199	65,040
2seventy bio, Inc. *	13,604	58,089
2U, Inc. *	22,224	27,336
4D Molecular Therapeutics, Inc. *	10,653	215,830
89bio, Inc. *	16,692	186,450
Aadi Bioscience, Inc. *	4,854	9,805
Aaron’s Co., Inc.	8,577	93,318
ABM Industries, Inc.	18,008	807,299
Acacia Research Corp. *	9,931	38,930
ACADIA Pharmaceuticals, Inc. *	33,323	1,043,343
ACCO Brands Corp.	26,556	161,460
Accolade, Inc. *	18,349	220,371
Accuray, Inc. *	23,942	67,756
ACELYRIN, Inc. *	9,172	68,423
Aclaris Therapeutics, Inc. *	18,900	19,845
Acrivon Therapeutics, Inc. *	3,469	17,067
Actinium Pharmaceuticals, Inc. *	6,707	34,072
AdaptHealth Corp. *	25,797	188,060
Adaptive Biotechnologies Corp. *	31,382	153,772
Addus HomeCare Corp. *	4,172	387,370
Adicet Bio, Inc. *	8,114	15,335
ADMA Biologics, Inc. *	57,137	258,259
Adtalem Global Education, Inc. *	10,831	638,487
Aerovate Therapeutics, Inc. *	2,539	57,458
Agenus, Inc. *	93,420	77,342
Agiliti, Inc. *	7,750	61,380
Agios Pharmaceuticals, Inc. *	15,494	345,051
AirSculpt Technologies, Inc. *	2,943	22,043
Akero Therapeutics, Inc. *	13,901	324,588
Akoya Biosciences, Inc. *	4,926	24,039
Alarm.com Holdings, Inc. *	13,022	841,482
Aldeyra Therapeutics, Inc. *	12,256	43,019
Alector, Inc. *	16,790	133,984
Alico, Inc.	2,189	63,656
Alight, Inc. Class A *	112,901	963,046
Alkermes PLC *	45,162	1,252,794
Allakos, Inc. *	17,704	48,332
Allogene Therapeutics, Inc. *	22,463	72,106
Allovir, Inc. *	11,603	7,888
Alphatec Holdings, Inc. *	25,467	384,806
Alpine Immune Sciences, Inc. *	8,597	163,859
Alta Equipment Group, Inc.	6,185	76,508
Altimmune, Inc. *	12,878	144,878
ALX Oncology Holdings, Inc. *	7,497	111,630
American Well Corp. Class A *	67,311	100,293

	Shares	Value
Amicus Therapeutics, Inc. *	77,127	$1,094,432
AMN Healthcare Services, Inc. *	10,411	779,576
Amneal Pharmaceuticals, Inc. *	32,772	198,926
Amphastar Pharmaceuticals, Inc. *	10,597	655,424
Amylyx Pharmaceuticals, Inc. *	13,771	202,709
AnaptysBio, Inc. *	5,435	116,418
Anavex Life Sciences Corp. *	19,000	176,890
Andersons, Inc.	8,672	498,987
AngioDynamics, Inc. *	10,544	82,665
ANI Pharmaceuticals, Inc. *	3,990	220,009
Anika Therapeutics, Inc. *	3,717	84,227
Annexon, Inc. *	11,062	50,221
API Group Corp. *	57,218	1,979,743
Apogee Therapeutics, Inc. *	5,289	147,775
Apollo Medical Holdings, Inc. *	12,003	459,715
Arbutus Biopharma Corp. *	30,997	77,493
Arcellx, Inc. *	10,348	574,314
Arcturus Therapeutics Holdings, Inc. *	6,511	205,292
Arcus Biosciences, Inc. *	14,271	272,576
Arcutis Biotherapeutics, Inc. *	23,529	75,999
Ardelyx, Inc. *	63,183	391,735
Arlo Technologies, Inc. *	23,889	227,423
Arrowhead Pharmaceuticals, Inc. *	28,108	860,105
ARS Pharmaceuticals, Inc. *	6,025	33,017
Artivion, Inc. *	10,962	196,001
Arvinas, Inc. *	13,423	552,491
Assertio Holdings, Inc. *	22,734	24,325
Astria Therapeutics, Inc. *	10,223	78,513
Atara Biotherapeutics, Inc. *	25,754	13,207
Atea Pharmaceuticals, Inc. *	21,675	66,109
AtriCure, Inc. *	12,809	457,153
Atrion Corp.	361	136,743
Aura Biosciences, Inc. *	7,457	66,069
Aurinia Pharmaceuticals, Inc. * (Canada)	36,628	329,286
Avanos Medical, Inc. *	12,690	284,637
Aveanna Healthcare Holdings, Inc. *	15,325	41,071
Avid Bioservices, Inc. *	16,049	104,319
Avidity Biosciences, Inc. *	19,253	174,240
Avita Medical, Inc. *	6,750	92,610
Axogen, Inc. *	11,451	78,210
Axonics, Inc. *	13,681	851,369
Axsome Therapeutics, Inc. *	9,786	778,868
B&G Foods, Inc.	19,313	202,787
Bakkt Holdings, Inc. *	22,825	50,900
Barrett Business Services, Inc.	1,784	206,587
Beam Therapeutics, Inc. *	19,953	543,121
Beauty Health Co. *	23,615	73,443
BellRing Brands, Inc. *	35,912	1,990,602
Benson Hill, Inc. *	48,043	8,350
Beyond Air, Inc. *	6,824	13,375
Beyond Meat, Inc. *	16,288	144,963
BioAtla, Inc. *	11,616	28,575
BioCryst Pharmaceuticals, Inc. *	50,952	305,202
Biohaven Ltd. *	18,722	801,302
BioLife Solutions, Inc. *	9,481	154,066
Biomea Fusion, Inc. *	5,321	77,261
Biote Corp. Class A *	2,509	12,394
Bioxcel Therapeutics, Inc. *	5,161	15,225
Bluebird Bio, Inc. *	29,315	40,455
Blueprint Medicines Corp. *	16,741	1,544,190
BRC, Inc. Class A *	10,298	37,382
Bridgebio Pharma, Inc. *	31,126	1,256,557
Bright Green Corp. *	15,824	5,224
BrightView Holdings, Inc. *	11,545	97,209
Brink’s Co.	12,591	1,107,378
Brookdale Senior Living, Inc. *	52,735	306,918
Butterfly Network, Inc. *	39,616	42,785
Cabaletta Bio, Inc. *	9,418	213,789
Cadiz, Inc. *	11,057	30,960
Cal-Maine Foods, Inc.	11,022	632,553

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Shares	Value
Calavo Growers, Inc.	4,921	$144,727
Cano Health, Inc. *	646	3,792
Cara Therapeutics, Inc. *	12,408	9,219
CareDx, Inc. *	14,543	174,516
CareMax, Inc. *	20,803	10,364
Caribou Biosciences, Inc. *	23,654	135,537
Carisma Therapeutics, Inc.	7,211	21,128
Carriage Services, Inc.	3,507	87,710
Cartesian Therapeutics, Inc. *	29,379	20,254
Cass Information Systems, Inc.	3,612	162,721
Cassava Sciences, Inc. *	10,696	240,767
Castle Biosciences, Inc. *	6,778	146,269
Catalyst Pharmaceuticals, Inc. *	28,022	471,050
CBIZ, Inc. *	12,905	807,724
Celcuity, Inc. *	4,441	64,705
Celldex Therapeutics, Inc. *	12,962	514,073
Central Garden & Pet Co. *	2,832	141,912
Central Garden & Pet Co. Class A *	10,573	465,635
Century Therapeutics, Inc. *	6,092	20,225
Cerevel Therapeutics Holdings, Inc. *	19,121	810,730
Cerus Corp. *	48,351	104,438
Chefs’ Warehouse, Inc. *	9,530	280,468
Chegg, Inc. *	31,235	354,830
Cimpress PLC * (Ireland)	4,842	387,602
Cipher Mining, Inc. *	11,672	48,205
Citius Pharmaceuticals, Inc. *	30,842	23,332
Cleanspark, Inc. *	41,269	455,197
ClearPoint Neuro, Inc. *	5,685	38,601
Coca-Cola Consolidated, Inc.	1,302	1,208,777
Cogent Biosciences, Inc. *	21,961	129,131
Coherus Biosciences, Inc. *	26,989	89,873
Collegium Pharmaceutical, Inc. *	9,799	301,613
Community Health Systems, Inc. *	35,405	110,818
Compass Therapeutics, Inc. *	23,787	37,108
CompoSecure, Inc. *	3,159	17,059
CONMED Corp.	8,371	916,708
Corcept Therapeutics, Inc. *	21,698	704,751
CoreCivic, Inc. *	30,557	443,993
CorMedix, Inc. *	16,302	61,296
CorVel Corp. *	2,363	584,157
Coursera, Inc. *	35,380	685,311
CPI Card Group, Inc. *	952	18,269
CRA International, Inc.	1,840	181,884
Crinetics Pharmaceuticals, Inc. *	18,002	640,511
Cross Country Healthcare, Inc. *	9,481	214,650
Cue Biopharma, Inc. *	8,606	22,720
Cullinan Oncology, Inc. *	6,382	65,033
Custom Truck One Source, Inc. *	15,744	97,298
Cutera, Inc. *	4,734	16,687
CVRx, Inc. *	2,942	92,496
Cymabay Therapeutics, Inc. *	30,942	730,850
Cytek Biosciences, Inc. *	32,763	298,799
Cytokinetics, Inc. *	25,547	2,132,919
Day One Biopharmaceuticals, Inc. *	16,974	247,820
Deciphera Pharmaceuticals, Inc. *	14,115	227,675
Deluxe Corp.	12,561	269,433
Denali Therapeutics, Inc. *	32,852	705,004
Design Therapeutics, Inc. *	9,609	25,464
Disc Medicine, Inc. *	2,430	140,357
Distribution Solutions Group, Inc. *	2,434	76,817
DocGo, Inc. *	22,021	123,097
Dole PLC	20,156	247,717
Duckhorn Portfolio, Inc. *	12,987	127,922
Dynavax Technologies Corp. *	36,006	503,364
Dyne Therapeutics, Inc. *	11,359	151,075
Eagle Pharmaceuticals, Inc. *	2,602	13,608
Edgewell Personal Care Co.	13,786	504,981
Edgewise Therapeutics, Inc. *	11,607	126,981
Editas Medicine, Inc. *	22,351	226,416
elf Beauty, Inc. *	14,783	2,133,778

	Shares	Value
Embecta Corp.	15,577	$294,873
Emerald Holding, Inc. *	3,581	21,414
Emergent BioSolutions, Inc. *	14,083	33,799
Enanta Pharmaceuticals, Inc. *	5,538	52,113
Enhabit, Inc. *	13,325	137,914
Enliven Therapeutics, Inc. *	6,174	85,448
Ennis, Inc.	7,255	158,957
Ensign Group, Inc.	14,904	1,672,378
Entrada Therapeutics, Inc. *	5,715	86,239
Erasca, Inc. *	22,117	47,109
European Wax Center, Inc. Class A *	9,951	135,234
EVERTEC, Inc.	17,625	721,567
Evolus, Inc. *	10,779	113,503
Eyenovia, Inc. *	6,160	12,813
EyePoint Pharmaceuticals, Inc. *	6,947	160,545
Fate Therapeutics, Inc. *	23,469	87,774
Fennec Pharmaceuticals, Inc. * (Canada)	4,558	51,141
FibroGen, Inc. *	24,328	21,562
First Advantage Corp.	14,861	246,247
FiscalNote Holdings, Inc. *	17,475	19,922
Flywire Corp. *	29,223	676,512
Foghorn Therapeutics, Inc. *	5,573	35,946
Forafric Global PLC * (Gibraltar)	571	6,047
Forrester Research, Inc. *	3,244	86,972
Franklin Covey Co. *	3,036	132,157
Fresh Del Monte Produce, Inc.	9,490	249,112
Fulgent Genetics, Inc. *	6,073	175,570
Genelux Corp. *	5,019	70,316
Generation Bio Co. *	13,156	21,707
GEO Group, Inc. *	33,214	359,708
Geron Corp. *	143,011	301,753
Glaukos Corp. *	12,966	1,030,667
Graham Holdings Co. Class B	998	695,127
Graphite Bio, Inc. *	6,680	17,502
Green Dot Corp. Class A *	13,260	131,274
Gritstone bio, Inc. *	23,677	48,301
Guardant Health, Inc. *	30,683	829,975
Hackett Group, Inc.	6,645	151,307
Haemonetics Corp. *	13,641	1,166,442
Hain Celestial Group, Inc. *	25,555	279,827
Halozyme Therapeutics, Inc. *	35,420	1,309,123
Harmony Biosciences Holdings, Inc. *	9,067	292,864
Harrow, Inc. *	7,965	89,208
Harvard Bioscience, Inc. *	9,903	52,981
Healthcare Services Group, Inc.	20,431	211,869
HealthEquity, Inc. *	23,033	1,527,088
Heidrick & Struggles International, Inc.	5,551	163,921
Helen of Troy Ltd. *	6,456	779,949
Herbalife Ltd. *	26,484	404,146
Herc Holdings, Inc.	7,718	1,149,133
Heron Therapeutics, Inc. *	28,366	48,222
HF Foods Group, Inc. *	10,129	54,089
HilleVax, Inc. *	7,209	115,704
HireQuest, Inc.	1,321	20,277
Humacyte, Inc. *	16,084	45,679
Huron Consulting Group, Inc. *	5,148	529,214
I3 Verticals, Inc. Class A *	6,213	131,529
ICF International, Inc.	5,051	677,289
Icosavax, Inc. *	7,606	119,871
Ideaya Biosciences, Inc. *	16,486	586,572
IGM Biosciences, Inc. *	3,557	29,559
Ikena Oncology, Inc. *	5,262	10,366
Immuneering Corp. Class A *	5,394	39,646
ImmunityBio, Inc. *	36,759	184,530
ImmunoGen, Inc. *	65,734	1,949,013
Immunovant, Inc. *	14,971	630,728
Inari Medical, Inc. *	14,526	943,028
Information Services Group, Inc.	9,851	46,398
InfuSystem Holdings, Inc. *	3,934	41,464
Ingles Markets, Inc. Class A	3,806	328,724

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Shares	Value
Inhibrx, Inc. *	9,411	$357,618
Inmode Ltd. *	21,659	481,696
Innovage Holding Corp. *	5,223	31,338
Innoviva, Inc. *	16,148	259,014
Inogen, Inc. *	6,640	36,454
Inozyme Pharma, Inc. *	14,023	59,738
Insmed, Inc. *	37,776	1,170,678
Insperity, Inc.	9,699	1,136,917
Integer Holdings Corp. *	8,998	891,522
Intellia Therapeutics, Inc. *	24,640	751,274
Inter Parfums, Inc.	5,021	723,074
Intra-Cellular Therapies, Inc. *	25,690	1,839,918
Invitae Corp. *	72,554	45,477
Iovance Biotherapeutics, Inc. *	62,004	504,093
iRadimed Corp.	2,073	98,405
iRhythm Technologies, Inc. *	8,477	907,378
Ironwood Pharmaceuticals, Inc. *	38,258	437,672
Ispire Technology, Inc. *	4,441	53,869
iTeos Therapeutics, Inc. *	6,653	72,850
J & J Snack Foods Corp.	4,111	687,113
Janux Therapeutics, Inc. *	4,413	47,351
John B Sanfilippo & Son, Inc.	2,349	242,041
John Wiley & Sons, Inc. Class A	10,058	319,241
Joint Corp. *	3,930	37,767
KalVista Pharmaceuticals, Inc. *	8,597	105,313
Karyopharm Therapeutics, Inc. *	30,474	26,360
Kelly Services, Inc. Class A	8,416	181,954
Keros Therapeutics, Inc. *	6,628	263,529
Kezar Life Sciences, Inc. *	19,013	18,013
Kforce, Inc.	5,345	361,108
Kiniksa Pharmaceuticals Ltd. Class A *	8,746	153,405
Kodiak Sciences, Inc. *	9,520	28,941
Korn Ferry	14,483	859,566
KORU Medical Systems, Inc. *	6,804	16,704
Krispy Kreme, Inc.	24,217	365,435
Krystal Biotech, Inc. *	5,972	740,886
Kura Oncology, Inc. *	19,728	283,689
Kymera Therapeutics, Inc. *	10,398	264,733
Lancaster Colony Corp.	5,333	887,358
Lantheus Holdings, Inc. *	18,649	1,156,238
Larimar Therapeutics, Inc. *	6,325	28,779
Laureate Education, Inc.	36,110	495,068
Legalzoom.com, Inc. *	32,626	368,674
LeMaitre Vascular, Inc.	5,355	303,950
Lexicon Pharmaceuticals, Inc. *	24,799	37,942
LifeStance Health Group, Inc. *	28,468	222,904
Ligand Pharmaceuticals, Inc. *	4,687	334,746
Limoneira Co.	5,022	103,604
Lincoln Educational Services Corp. *	6,454	64,798
Lineage Cell Therapeutics, Inc. *	31,120	33,921
Liquidia Corp. *	12,971	156,041
LivaNova PLC *	14,907	771,288
LiveRamp Holdings, Inc. *	17,899	678,014
Longboard Pharmaceuticals, Inc. *	3,716	22,407
Lyell Immunopharma, Inc. *	48,670	94,420
MacroGenics, Inc. *	16,274	156,556
Madrigal Pharmaceuticals, Inc. *	4,046	936,163
MannKind Corp. *	70,182	255,462
Marathon Digital Holdings, Inc. *	58,364	1,370,970
Marinus Pharmaceuticals, Inc. *	13,393	145,582
MarketWise, Inc.	8,455	23,082
Marqeta, Inc. Class A *	132,330	923,663
Matthews International Corp. Class A	8,087	296,389
MaxCyte, Inc. *	23,744	111,597
Medifast, Inc.	3,048	204,887
MeiraGTx Holdings PLC *	9,359	65,700
Merit Medical Systems, Inc. *	15,513	1,178,367
Merrimack Pharmaceuticals, Inc. *	2,525	33,860
Mersana Therapeutics, Inc. *	27,499	63,798
MGP Ingredients, Inc.	4,323	425,902

	Shares	Value
MiMedx Group, Inc. *	31,650	$277,570
Mineralys Therapeutics, Inc. *	6,432	55,315
Mirum Pharmaceuticals, Inc. *	6,608	195,068
Mission Produce, Inc. *	12,456	125,681
ModivCare, Inc. *	3,769	165,798
Monro, Inc.	8,610	252,617
Monte Rosa Therapeutics, Inc. *	8,298	46,884
Morphic Holding, Inc. *	10,109	291,948
Multiplan Corp. *	106,862	153,881
Mural Oncology PLC *	4,592	27,185
Myriad Genetics, Inc. *	21,959	420,295
Nano-X Imaging Ltd. * (Israel)	12,598	80,249
NanoString Technologies, Inc. *	12,958	9,698
Nathan’s Famous, Inc.	756	58,976
National Beverage Corp. *	6,197	308,115
National HealthCare Corp.	3,484	321,991
National Research Corp.	3,989	157,805
Natural Grocers by Vitamin Cottage, Inc. Class C	2,889	46,224
Nature’s Sunshine Products, Inc. *	3,409	58,942
Nautilus Biotechnology, Inc. SPAC *	13,513	40,404
Neogen Corp. *	60,020	1,207,002
NeoGenomics, Inc. *	34,779	562,724
Neumora Therapeutics, Inc. *	4,086	69,666
Nevro Corp. *	9,450	203,364
NGM Biopharmaceuticals, Inc. *	11,285	9,694
Nkarta, Inc. *	9,173	60,542
Novavax, Inc. *	27,500	132,000
Nurix Therapeutics, Inc. *	12,900	133,128
Nuvalent, Inc. Class A *	7,275	535,367
Nuvation Bio, Inc. *	39,687	59,927
Nuvectis Pharma, Inc. *	1,636	13,644
Ocean Biomedical, Inc. *	1,777	1,173
Ocular Therapeutix, Inc. *	22,034	98,272
Olema Pharmaceuticals, Inc. *	7,332	102,868
Omega Therapeutics, Inc. *	6,249	18,809
Omeros Corp. *	16,105	52,663
OmniAb, Inc. *	25,109	154,923
Omnicell, Inc. *	12,599	474,100
OPKO Health, Inc. *	114,128	172,333
Optinose, Inc. *	16,504	21,290
Option Care Health, Inc. *	45,787	1,542,564
OraSure Technologies, Inc. *	20,519	168,256
Orchestra BioMed Holdings, Inc. *	4,360	39,807
Organogenesis Holdings, Inc. *	19,948	81,587
ORIC Pharmaceuticals, Inc. *	10,604	97,557
Orthofix Medical, Inc. *	9,501	128,073
OrthoPediatrics Corp. *	4,138	134,526
Oscar Health, Inc. Class A *	42,376	387,740
Outlook Therapeutics, Inc. *	40,599	15,996
Ovid therapeutics, Inc. *	14,981	48,239
Owens & Minor, Inc. *	20,041	386,190
P3 Health Partners, Inc. *	11,463	16,163
Pacific Biosciences of California, Inc. *	70,146	688,132
Pacira BioSciences, Inc. *	12,545	423,268
Paragon 28, Inc. *	12,154	151,074
Patterson Cos., Inc.	23,849	678,504
Payoneer Global, Inc. *	68,686	357,854
Paysafe Ltd. *	8,505	108,779
PDS Biotechnology Corp. *	7,081	35,193
Pediatrix Medical Group, Inc. *	23,476	218,327
Pennant Group, Inc. *	7,562	105,263
PepGen, Inc. *	3,473	23,616
Perdoceo Education Corp.	17,337	304,438
Performant Financial Corp. *	17,570	54,906
PetIQ, Inc. *	7,522	148,560
Phathom Pharmaceuticals, Inc. *	8,393	76,628
Phibro Animal Health Corp. Class A	5,008	57,993
Pliant Therapeutics, Inc. *	15,236	275,924
PMV Pharmaceuticals, Inc. *	10,583	32,807

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Shares	Value
Poseida Therapeutics, Inc. *	17,865	$60,026
Precigen, Inc. *	34,261	45,910
Prelude Therapeutics, Inc. *	2,107	8,997
Prestige Consumer Healthcare, Inc. *	13,544	829,164
Prime Medicine, Inc. *	10,696	94,767
Primo Water Corp.	42,640	641,732
Priority Technology Holdings, Inc. *	6,741	23,998
PROCEPT BioRobotics Corp. *	11,091	464,824
PROG Holdings, Inc. *	12,144	375,371
Progyny, Inc. *	21,616	803,683
ProKidney Corp. *	12,340	21,965
Protagonist Therapeutics, Inc. *	15,689	359,749
Protalix BioTherapeutics, Inc. *	13,353	23,768
Prothena Corp. PLC * (Ireland)	11,609	421,871
PTC Therapeutics, Inc. *	19,997	551,117
Pulmonx Corp. *	9,917	126,442
Pulse Biosciences, Inc. *	3,868	47,344
Quad/Graphics, Inc. *	10,046	54,449
Quanex Building Products Corp.	8,705	266,112
Quanterix Corp. *	9,514	260,113
Quantum-Si, Inc. *	29,849	59,996
Quipt Home Medical Corp. *	8,631	43,932
RadNet, Inc. *	16,646	578,781
Rallybio Corp. *	8,383	20,035
RAPT Therapeutics, Inc. *	8,381	208,268
RayzeBio, Inc. *	5,478	340,567
Recursion Pharmaceuticals, Inc. Class A *	36,687	361,734
REGENXBIO, Inc. *	11,287	202,602
Relay Therapeutics, Inc. *	24,642	271,308
Remitly Global, Inc. *	36,007	699,256
Reneo Pharmaceuticals, Inc. *	2,156	3,450
Rent the Runway, Inc. Class A *	14,271	7,528
Repay Holdings Corp. *	21,953	187,479
Replimune Group, Inc. *	14,682	123,769
Resources Connection, Inc.	9,146	129,599
Revance Therapeutics, Inc. *	23,154	203,524
REVOLUTION Medicines, Inc. *	39,357	1,128,759
Rhythm Pharmaceuticals, Inc. *	13,943	640,960
Rigel Pharmaceuticals, Inc. *	46,759	67,801
Riot Platforms, Inc. *	52,189	807,364
Rocket Pharmaceuticals, Inc. *	17,194	515,304
RxSight, Inc. *	7,840	316,109
Sabre Corp. *	89,892	395,525
Sage Therapeutics, Inc. *	14,648	317,422
Sagimet Biosciences, Inc. Class A *	1,562	8,466
Sana Biotechnology, Inc. *	24,818	101,257
Sanara Medtech, Inc. *	893	36,702
Sangamo Therapeutics, Inc. *	39,707	21,573
Savara, Inc. *	25,113	118,031
Scholar Rock Holding Corp. *	15,203	285,816
Scilex Holding Co. * (Singapore)	18,410	37,556
scPharmaceuticals, Inc. *	7,529	47,207
Seer, Inc. *	16,474	31,960
Select Medical Holdings Corp.	28,044	659,034
Semler Scientific, Inc. *	1,180	52,262
Seneca Foods Corp. Class A *	1,565	82,069
Seres Therapeutics, Inc. *	26,358	36,901
SI-BONE, Inc. *	11,003	230,953
SIGA Technologies, Inc.	13,267	74,295
Silk Road Medical, Inc. *	10,027	123,031
Simply Good Foods Co. *	24,791	981,724
SomaLogic, Inc. *	42,206	106,781
SoundThinking, Inc. *	2,409	61,526
SP Plus Corp. *	5,484	281,055
SpartanNash Co.	9,573	219,700
SpringWorks Therapeutics, Inc. *	18,392	671,308
Sprouts Farmers Market, Inc. *	27,804	1,337,650
STAAR Surgical Co. *	13,409	418,495
Sterling Check Corp. *	8,393	116,831
Stoke Therapeutics, Inc. *	7,532	39,618

	Shares	Value
StoneCo Ltd. Class A * (Brazil)	80,259	$1,447,070
Strategic Education, Inc.	6,158	568,814
Stride, Inc. *	11,612	689,404
Summit Therapeutics, Inc. *	31,083	81,127
SunOpta, Inc. * (Canada)	23,939	130,946
Supernus Pharmaceuticals, Inc. *	13,642	394,799
Surgery Partners, Inc. *	20,643	660,370
Surmodics, Inc. *	3,813	138,603
Sutro Biopharma, Inc. *	15,888	68,160
Syndax Pharmaceuticals, Inc. *	17,747	383,513
Tactile Systems Technology, Inc. *	6,234	89,146
Tango Therapeutics, Inc. *	13,129	129,977
Target Hospitality Corp. *	8,395	81,683
Taro Pharmaceutical Industries Ltd. *	2,130	88,991
Tarsus Pharmaceuticals, Inc. *	7,933	160,643
Tejon Ranch Co. *	5,981	102,873
Tela Bio, Inc. *	4,026	26,652
Tenaya Therapeutics, Inc. *	12,368	40,072
Terawulf, Inc. *	36,413	87,391
Terns Pharmaceuticals, Inc. *	11,451	74,317
Textainer Group Holdings Ltd. (China)	11,041	543,217
TG Therapeutics, Inc. *	37,680	643,574
Theravance Biopharma, Inc. *	14,007	157,439
Theseus Pharmaceuticals, Inc. *	5,260	21,303
Third Harmonic Bio, Inc. *	5,161	56,616
Transcat, Inc. *	2,241	245,009
TransMedics Group, Inc. *	8,716	687,954
Travere Therapeutics, Inc. *	19,685	176,968
Treace Medical Concepts, Inc. *	11,965	152,554
TreeHouse Foods, Inc. *	14,192	588,258
Trevi Therapeutics, Inc. *	10,876	14,574
TriNet Group, Inc. *	8,748	1,040,400
TrueBlue, Inc. *	7,995	122,643
Turning Point Brands, Inc.	5,078	133,653
Turnstone Biologics Corp. *	3,531	8,986
Twist Bioscience Corp. *	15,373	566,649
Tyra Biosciences, Inc. *	3,839	53,170
U.S. Physical Therapy, Inc.	3,973	370,045
Udemy, Inc. *	24,540	361,474
UFP Technologies, Inc. *	1,872	322,059
United Natural Foods, Inc. *	16,345	265,279
Universal Corp.	6,409	431,454
Universal Technical Institute, Inc. *	8,476	106,120
Upbound Group, Inc.	15,310	520,081
UroGen Pharma Ltd. *	7,489	112,335
USANA Health Sciences, Inc. *	2,971	159,246
Utah Medical Products, Inc.	985	82,957
Utz Brands, Inc.	19,823	321,926
V2X, Inc. *	3,277	152,184
Vanda Pharmaceuticals, Inc. *	14,310	60,388
Varex Imaging Corp. *	11,001	225,520
Vaxcyte, Inc. *	25,730	1,615,844
Vaxxinity, Inc. Class A *	11,045	9,388
Vector Group Ltd.	40,563	457,551
Ventyx Biosciences, Inc. *	12,589	31,095
Vera Therapeutics, Inc. *	9,306	143,126
Veracyte, Inc. *	19,793	544,505
Vericel Corp. *	13,394	476,960
Verrica Pharmaceuticals, Inc. *	5,294	38,752
Verve Therapeutics, Inc. *	13,763	191,856
Viad Corp. *	5,741	207,824
Vicarious Surgical, Inc. *	18,531	6,795
Viemed Healthcare, Inc. *	7,495	58,836
Vigil Neuroscience, Inc. *	4,068	13,750
Viking Therapeutics, Inc. *	26,317	489,759
Village Super Market, Inc. Class A	2,310	60,591
Vir Biotechnology, Inc. *	22,936	230,736
Viridian Therapeutics, Inc. *	11,409	248,488
Vita Coco Co., Inc. *	8,188	210,022
Vital Farms, Inc. *	8,027	125,944

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Shares	Value
Vor BioPharma, Inc. *	10,063	$22,642
Voyager Therapeutics, Inc. *	8,593	72,525
Waldencast PLC Class A *	9,286	101,589
WaVe Life Sciences Ltd. *	15,422	77,881
WD-40 Co.	3,696	883,603
Weis Markets, Inc.	4,410	282,064
Westrock Coffee Co. *	7,195	73,461
Willdan Group, Inc. *	3,216	69,144
WW International, Inc. *	15,006	131,303
X4 Pharmaceuticals, Inc. *	33,620	28,190
Xencor, Inc. *	16,912	359,042
Xeris Biopharma Holdings, Inc. *	37,515	88,160
XOMA Corp. *	1,671	30,914
Y-mAbs Therapeutics, Inc. *	9,957	67,907
Zentalis Pharmaceuticals, Inc. *	15,806	239,461
Zevia PBC Class A *	6,773	13,614
Zevra Therapeutics, Inc. *	9,296	60,889
Zimvie, Inc. *	6,970	123,718
ZipRecruiter, Inc. Class A *	18,191	252,855
Zura Bio Ltd. * (United Kingdom)	6,504	30,374
Zymeworks, Inc. *	15,868	164,869
Zynex, Inc. *	4,390	47,807

		161,376,311

Energy - 6.9%

Alpha Metallurgical Resources, Inc.	3,154	1,068,954
Amplify Energy Corp. *	9,684	57,426
Arch Resources, Inc.	4,904	813,770
Archrock, Inc.	37,344	575,098
Aris Water Solutions, Inc. Class A	8,175	68,588
Array Technologies, Inc. *	41,087	690,262
Atlas Energy Solutions, Inc.	4,681	80,607
Berry Corp.	22,531	158,393
Borr Drilling Ltd. * (Mexico)	61,557	453,060
Bristow Group, Inc. *	6,213	175,641
California Resources Corp.	19,023	1,040,178
Callon Petroleum Co. *	17,229	558,220
ChampionX Corp.	53,626	1,566,415
Chord Energy Corp.	11,506	1,912,642
Civitas Resources, Inc.	22,147	1,514,412
CNX Resources Corp. *	43,318	866,360
Comstock Resources, Inc.	24,771	219,223
CONSOL Energy, Inc.	8,352	839,627
Core Laboratories, Inc.	13,463	237,757
Crescent Energy Co. Class A	21,122	279,022
CVR Energy, Inc.	8,910	269,973
Delek U.S. Holdings, Inc.	18,683	482,021
Diamond Offshore Drilling, Inc. *	27,758	360,854
DMC Global, Inc. *	5,294	99,633
Dril-Quip, Inc. *	9,669	224,998
Empire Petroleum Corp. *	2,766	30,398
Energy Vault Holdings, Inc. *	27,544	64,178
Enviva, Inc.	9,490	9,450
Eos Energy Enterprises, Inc. *	29,755	32,433
Equitrans Midstream Corp.	119,979	1,221,386
Evolution Petroleum Corp.	7,880	45,783
Excelerate Energy, Inc. Class A	5,325	82,324
Expro Group Holdings NV *	24,726	393,638
Fluence Energy, Inc. *	15,778	376,305
Forum Energy Technologies, Inc. *	2,275	50,437
FuelCell Energy, Inc. *	127,123	203,397
FutureFuel Corp.	7,097	43,150
Gevo, Inc. *	70,791	82,118
Golar LNG Ltd. (Cameroon)	27,075	622,454
Granite Ridge Resources, Inc.	8,763	52,753
Green Plains, Inc. *	10,265	258,883
Gulfport Energy Corp. *	2,984	397,469
Hallador Energy Co. *	6,693	59,166
Helix Energy Solutions Group, Inc. *	40,185	413,102
Helmerich & Payne, Inc.	26,652	965,335

	Shares	Value
HighPeak Energy, Inc.	2,892	$41,182
Kinetik Holdings, Inc.	4,740	158,316
KLX Energy Services Holdings, Inc. *	3,095	34,850
Kodiak Gas Services, Inc.	4,160	83,533
Kosmos Energy Ltd. * (Ghana)	125,582	842,655
Liberty Energy, Inc.	44,445	806,232
Magnolia Oil & Gas Corp. Class A	48,386	1,030,138
Mammoth Energy Services, Inc. *	5,587	24,918
Matador Resources Co.	31,125	1,769,767
Maxeon Solar Technologies Ltd. *	7,282	52,212
Montauk Renewables, Inc. *	18,769	167,232
Murphy Oil Corp.	40,895	1,744,581
Nabors Industries Ltd. *	2,509	204,810
NACCO Industries, Inc. Class A	1,080	39,420
Newpark Resources, Inc. *	21,149	140,429
NextDecade Corp. *	21,645	103,247
Noble Corp. PLC	30,752	1,481,016
Northern Oil & Gas, Inc.	23,983	889,050
NOW, Inc. *	29,266	331,291
Oceaneering International, Inc. *	28,096	597,883
Oil States International, Inc. *	17,196	116,761
Par Pacific Holdings, Inc. *	15,859	576,792
Patterson-UTI Energy, Inc.	96,431	1,041,455
PBF Energy, Inc. Class A	30,481	1,339,945
Peabody Energy Corp.	31,288	760,924
Permian Resources Corp.	106,633	1,450,209
PrimeEnergy Resources Corp. *	75	7,976
ProFrac Holding Corp. Class A *	6,958	59,004
ProPetro Holding Corp. *	26,646	223,293
Ramaco Resources, Inc. Class A	6,187	106,293
Ramaco Resources, Inc. Class B *	1,237	16,464
Ranger Energy Services, Inc.	4,423	45,247
REX American Resources Corp. *	4,196	198,471
Riley Exploration Permian, Inc.	2,219	60,446
Ring Energy, Inc. *	29,944	43,718
RPC, Inc.	23,681	172,398
SandRidge Energy, Inc.	5,917	80,885
SEACOR Marine Holdings, Inc. *	6,130	77,177
Seadrill Ltd. * (Norway)	13,609	643,433
Select Water Solutions, Inc.	22,204	168,528
Shoals Technologies Group, Inc. Class A *	47,168	732,991
SilverBow Resources, Inc. *	5,922	172,212
Sitio Royalties Corp. Class A	22,952	539,601
SM Energy Co.	32,369	1,253,328
Solaris Oilfield Infrastructure, Inc. Class A	8,990	71,560
Stem, Inc. *	37,641	146,047
SunCoke Energy, Inc.	23,315	250,403
Sunnova Energy International, Inc. *	29,335	447,359
SunPower Corp. *	23,028	111,225
Talos Energy, Inc. *	30,270	430,742
Tellurian, Inc. *	143,054	108,092
TETRA Technologies, Inc. *	34,967	158,051
Tidewater, Inc. *	12,710	916,518
TPI Composites, Inc. *	11,288	46,732
U.S. Silica Holdings, Inc. *	21,322	241,152
VAALCO Energy, Inc.	29,593	132,873
Valaris Ltd. *	16,457	1,128,456
Verde Clean Fuels, Inc. *	1,130	2,667
Vertex Energy, Inc. *	18,034	61,135
Vital Energy, Inc. *	6,458	293,774
Vitesse Energy, Inc.	6,623	144,977
W&T Offshore, Inc.	26,922	87,766
Warrior Met Coal, Inc.	14,185	864,859
Weatherford International PLC *	19,476	1,905,337

		47,997,331

Financial - 21.8%

1st Source Corp.	4,422	242,989
Acadia Realty Trust REIT	25,896	439,973
ACNB Corp.	2,162	96,771

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Shares	Value
AFC Gamma, Inc. REIT	4,115	$49,503
Alerus Financial Corp.	5,194	116,294
Alexander & Baldwin, Inc. REIT *	21,005	399,515
Alexander’s, Inc. REIT	658	140,529
Alpine Income Property Trust, Inc. REIT	3,888	65,746
AlTi Global, Inc. *	5,444	47,689
Amalgamated Financial Corp.	5,172	139,334
Ambac Financial Group, Inc. *	12,470	205,506
Amerant Bancorp, Inc.	7,762	190,712
American Assets Trust, Inc. REIT	13,629	306,789
American Coastal Insurance Corp. Class C *	5,229	49,466
American Equity Investment Life Holding Co. *	21,381	1,193,060
American National Bankshares, Inc.	2,720	132,600
American Realty Investors, Inc. *	308	5,362
Ameris Bancorp	17,990	954,369
AMERISAFE, Inc.	5,085	237,876
Ames National Corp.	1,904	40,631
Angel Oak Mortgage, Inc. REIT	3,681	39,019
Anywhere Real Estate, Inc. *	29,152	236,423
Apartment Investment & Management Co. Class A REIT *	40,850	319,856
Apollo Commercial Real Estate Finance, Inc. REIT	39,773	466,935
Apple Hospitality REIT, Inc.	58,936	978,927
Arbor Realty Trust, Inc. REIT	44,628	677,453
ARES Commercial Real Estate Corp. REIT	14,675	152,033
Armada Hoffler Properties, Inc. REIT	18,789	232,420
ARMOUR Residential REIT, Inc.	13,836	267,312
Arrow Financial Corp.	4,427	123,690
Artisan Partners Asset Management, Inc. Class A	17,024	752,120
AssetMark Financial Holdings, Inc. *	5,895	176,555
Associated Banc-Corp.	42,563	910,423
Atlantic Union Bankshares Corp.	20,360	743,954
Atlanticus Holdings Corp. *	1,279	49,459
Axos Financial, Inc. *	15,222	831,121
B Riley Financial, Inc.	5,893	123,694
Banc of California, Inc.	36,748	493,526
BancFirst Corp.	5,937	577,848
Banco Latinoamericano de Comercio Exterior SA (Panama)	7,106	175,802
Bancorp, Inc. *	14,708	567,140
Bank First Corp.	2,520	218,383
Bank of Hawaii Corp.	9,870	715,180
Bank of Marin Bancorp	4,931	108,581
Bank of NT Butterfield & Son Ltd. (Bermuda)	13,609	435,624
Bank7 Corp.	510	13,949
BankUnited, Inc.	20,187	654,664
Bankwell Financial Group, Inc.	1,898	57,282
Banner Corp.	9,125	488,735
Bar Harbor Bankshares	4,199	123,283
BayCom Corp.	3,365	79,380
BCB Bancorp, Inc.	4,808	61,783
Berkshire Hills Bancorp, Inc.	11,394	282,913
BGC Group, Inc. Class A	97,769	705,892
Bit Digital, Inc. * (China)	26,832	113,499
Blackstone Mortgage Trust, Inc. Class A REIT	47,113	1,002,094
Blue Foundry Bancorp *	7,307	70,659
Blue Ridge Bankshares, Inc.	4,942	14,974
Braemar Hotels & Resorts, Inc. REIT	18,208	45,520
Brandywine Realty Trust REIT	48,359	261,139
Bread Financial Holdings, Inc.	8,017	264,080
Bridgewater Bancshares, Inc. *	6,000	81,120
Brightsphere Investment Group, Inc.	9,622	184,358
BrightSpire Capital, Inc. REIT	34,934	259,909
Broadstone Net Lease, Inc. REIT	51,761	891,324
Brookfield Business Corp. Class A (Canada)	7,170	166,918
Brookline Bancorp, Inc.	23,849	260,193
BRP Group, Inc. Class A *	16,411	394,192
BRT Apartments Corp. REIT	3,643	67,723
Burke & Herbert Financial Services Corp.	1,672	105,169
Business First Bancshares, Inc.	6,834	168,458

	Shares	Value
Byline Bancorp, Inc.	6,572	$154,836
C&F Financial Corp.	697	47,528
Cadence Bank	46,120	1,364,691
Cambridge Bancorp	2,257	156,636
Camden National Corp.	4,127	155,299
Cannae Holdings, Inc. *	19,545	381,323
Capital Bancorp, Inc.	2,234	54,063
Capital City Bank Group, Inc.	3,827	112,629
Capitol Federal Financial, Inc.	33,292	214,733
Capstar Financial Holdings, Inc.	5,885	110,285
CareTrust REIT, Inc.	27,616	618,046
Carter Bankshares, Inc. *	6,979	104,476
Cathay General Bancorp	18,802	838,005
CBL & Associates Properties, Inc. REIT	7,378	180,171
Centerspace REIT	4,087	237,863
Central Pacific Financial Corp.	6,796	133,745
Central Valley Community Bancorp	2,544	56,858
Chatham Lodging Trust REIT	13,379	143,423
Chemung Financial Corp.	710	35,358
Chicago Atlantic Real Estate Finance, Inc. REIT	4,445	71,920
Chimera Investment Corp. REIT	62,960	314,170
ChoiceOne Financial Services, Inc.	1,666	48,814
Citizens & Northern Corp.	4,459	100,015
Citizens Financial Services, Inc.	1,059	68,538
City Holding Co.	4,031	444,458
City Office REIT, Inc.	12,675	77,444
Civista Bancshares, Inc.	4,343	80,085
Claros Mortgage Trust, Inc. REIT	24,517	334,167
Clipper Realty, Inc. REIT	4,893	26,422
CNB Financial Corp.	5,235	118,259
CNO Financial Group, Inc.	30,872	861,329
Coastal Financial Corp. *	2,871	127,501
Codorus Valley Bancorp, Inc.	2,326	59,778
Cohen & Steers, Inc.	6,989	529,277
Colony Bankcorp, Inc.	4,665	62,045
Columbia Financial, Inc. *	7,589	146,316
Community Bank System, Inc.	14,574	759,451
Community Healthcare Trust, Inc. REIT	7,678	204,542
Community Trust Bancorp, Inc.	4,268	187,194
Compass Diversified Holdings	17,056	382,907
Compass, Inc. Class A *	81,017	304,624
ConnectOne Bancorp, Inc.	10,790	247,199
Consumer Portfolio Services, Inc. *	2,941	27,557
COPT Defense Properties REIT	31,238	800,630
Crawford & Co. Class A	4,680	61,682
CrossFirst Bankshares, Inc. *	11,653	158,248
CTO Realty Growth, Inc. REIT	7,044	122,073
Cushman & Wakefield PLC*	43,347	468,148
Customers Bancorp, Inc. *	7,737	445,806
CVB Financial Corp.	35,939	725,608
Diamond Hill Investment Group, Inc.	751	124,358
DiamondRock Hospitality Co. REIT	57,973	544,366
Dime Community Bancshares, Inc.	9,431	253,977
Diversified Healthcare Trust REIT	62,519	233,821
Donegal Group, Inc. Class A	4,250	59,458
Douglas Elliman, Inc.	21,679	63,953
Douglas Emmett, Inc. REIT	24,867	360,572
Dynex Capital, Inc. REIT	15,804	197,866
Eagle Bancorp, Inc.	5,888	177,464
Easterly Government Properties, Inc. REIT	26,588	357,343
Eastern Bankshares, Inc.	43,356	615,655
eHealth, Inc. *	9,097	79,326
Ellington Financial, Inc. REIT	20,611	261,966
Elme Communities REIT	23,704	346,078
Empire State Realty Trust, Inc. Class A REIT	37,332	361,747
Employers Holdings, Inc.	7,009	276,155
Enact Holdings, Inc.	8,084	233,547
Encore Capital Group, Inc. *	6,601	335,001
Enova International, Inc. *	7,881	436,292
Enstar Group Ltd. *	3,217	946,924

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Shares	Value
Enterprise Bancorp, Inc.	2,665	$85,973
Enterprise Financial Services Corp.	10,280	459,002
Equity Bancshares, Inc. Class A	4,136	140,210
Equity Commonwealth REIT	27,515	528,288
Esquire Financial Holdings, Inc.	1,920	95,923
ESSA Bancorp, Inc.	1,983	39,700
Essent Group Ltd.	28,743	1,515,906
Essential Properties Realty Trust, Inc. REIT	42,633	1,089,699
Evans Bancorp, Inc.	1,257	39,633
eXp World Holdings, Inc.	20,097	311,905
F&G Annuities & Life, Inc.	4,833	222,318
Farmers & Merchants Bancorp, Inc.	3,857	95,654
Farmers National Banc Corp.	10,298	148,806
Farmland Partners, Inc. REIT	12,257	152,967
FB Financial Corp.	10,304	410,614
Federal Agricultural Mortgage Corp. Class C	2,536	484,934
Fidelis Insurance Holdings Ltd. * (Bermuda)	3,986	50,503
Fidelity D&D Bancorp, Inc.	1,200	69,636
Finance Of America Cos., Inc. Class A *	13,751	15,126
Financial Institutions, Inc.	4,452	94,828
First BanCorp	47,537	781,984
First Bancorp, Inc.	2,438	68,800
First Bancshares, Inc.	8,289	243,116
First Bank	4,430	65,121
First Busey Corp.	14,756	366,244
First Business Financial Services, Inc.	2,084	83,568
First Commonwealth Financial Corp.	26,911	415,506
First Community Bankshares, Inc.	4,815	178,637
First Community Corp.	1,369	29,475
First Financial Bancorp	25,021	594,249
First Financial Bankshares, Inc.	36,062	1,092,679
First Financial Corp.	3,196	137,524
First Foundation, Inc.	13,901	134,562
First Interstate BancSystem, Inc. Class A	23,130	711,247
First Merchants Corp.	17,072	633,030
First Mid Bancshares, Inc.	6,225	215,759
First of Long Island Corp.	5,564	73,667
First Western Financial, Inc. *	2,110	41,841
FirstCash Holdings, Inc.	10,320	381,943
Five Star Bancorp	3,543	92,756
Flushing Financial Corp.	8,348	137,575
Forge Global Holdings, Inc. *	30,558	104,814
Four Corners Property Trust, Inc. REIT	25,020	633,006
Franklin BSP Realty Trust, Inc. REIT	22,518	304,218
FRP Holdings, Inc. *	1,863	117,145
FS Bancorp, Inc.	1,884	69,633
FTAI Aviation Ltd.	27,089	1,256,930
FTAI Infrastructure, Inc.	25,931	100,872
Fulton Financial Corp.	44,113	726,100
FVCBankcorp, Inc. *	3,783	53,719
GCM Grosvenor, Inc. Class A	11,898	106,606
Genworth Financial, Inc. Class A *	124,631	832,535
German American Bancorp, Inc.	7,922	256,752
Getty Realty Corp. REIT	12,986	379,451
Glacier Bancorp, Inc.	30,504	1,260,425
Gladstone Commercial Corp. REIT	10,875	143,985
Gladstone Land Corp. REIT	9,528	137,680
Global Medical REIT, Inc.	16,489	183,028
Global Net Lease, Inc. REIT	52,911	526,464
GoHealth, Inc. Class A *	1,146	15,288
Goosehead Insurance, Inc. Class A *	5,810	440,398
Granite Point Mortgage Trust, Inc. REIT	15,191	90,235
Great Southern Bancorp, Inc.	2,460	146,001
Greene County Bancorp, Inc.	1,884	53,129
Greenlight Capital Re Ltd. Class A *	7,649	87,352
Guaranty Bancshares, Inc.	2,295	77,158
Hamilton Lane, Inc. Class A	10,072	1,142,568
Hancock Whitney Corp.	24,027	1,167,472
Hanmi Financial Corp.	8,694	168,664
Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	28,948	798,386

	Shares	Value
HarborOne Bancorp, Inc.	12,421	$148,804
HBT Financial, Inc.	3,469	73,231
HCI Group, Inc.	1,797	157,058
Heartland Financial USA, Inc.	11,395	428,566
Heritage Commerce Corp.	18,831	186,804
Heritage Financial Corp.	9,657	206,563
Hilltop Holdings, Inc.	13,007	457,976
Hingham Institution For Savings	444	86,314
Hippo Holdings, Inc. *	2,639	24,068
Home Bancorp, Inc.	2,196	92,254
Home BancShares, Inc.	52,594	1,332,206
HomeStreet, Inc.	5,805	59,792
HomeTrust Bancshares, Inc.	4,310	116,025
Hope Bancorp, Inc.	30,631	370,022
Horace Mann Educators Corp.	10,803	353,258
Horizon Bancorp, Inc.	11,663	166,898
Hudson Pacific Properties, Inc. REIT	37,397	348,166
Independence Realty Trust, Inc. REIT	62,575	957,397
Independent Bank Corp.	11,952	786,561
Independent Bank Corp. MI	5,801	150,942
Independent Bank Group, Inc.	9,758	496,487
Innovative Industrial Properties, Inc. REIT	7,654	771,676
International Bancshares Corp.	15,040	816,973
International Money Express, Inc. *	9,325	205,989
InvenTrust Properties Corp. REIT	19,168	485,717
Invesco Mortgage Capital, Inc. REIT	13,647	120,912
Investors Title Co.	373	60,478
Jackson Financial, Inc. Class A	21,847	1,118,566
James River Group Holdings Ltd.	9,238	85,359
JBG SMITH Properties REIT	28,657	487,456
John Marshall Bancorp, Inc.	3,207	72,350
Kearny Financial Corp.	17,328	155,432
Kennedy-Wilson Holdings, Inc.	32,985	408,354
Kingsway Financial Services, Inc. * (Canada)	3,503	29,425
Kite Realty Group Trust REIT	59,446	1,358,936
KKR Real Estate Finance Trust, Inc. REIT	16,216	214,538
Ladder Capital Corp. REIT	30,782	354,301
Lakeland Bancorp, Inc.	18,442	272,757
Lakeland Financial Corp.	6,547	426,603
LCNB Corp.	3,120	49,202
Legacy Housing Corp. *	2,286	57,653
Lemonade, Inc. *	14,107	227,546
LendingClub Corp. *	31,394	274,384
LendingTree, Inc. *	3,022	91,627
Live Oak Bancshares, Inc.	9,463	430,566
LTC Properties, Inc. REIT	11,308	363,213
Luther Burbank Corp.	2,454	26,282
LXP Industrial Trust REIT	79,551	789,146
Macatawa Bank Corp.	7,514	84,758
Macerich Co. REIT	59,703	921,217
Maiden Holdings Ltd. *	26,244	60,099
MainStreet Bancshares, Inc.	1,894	46,990
Marcus & Millichap, Inc.	6,395	279,334
Maui Land & Pineapple Co., Inc. *	1,508	23,962
MBIA, Inc. *	12,241	74,915
McGrath RentCorp	6,653	795,832
Mercantile Bank Corp.	4,456	179,933
Merchants Bancorp	4,198	178,751
Mercury General Corp.	7,482	279,153
Metrocity Bankshares, Inc.	5,458	131,101
Metropolitan Bank Holding Corp. *	2,959	163,869
MFA Financial, Inc. REIT	27,814	313,464
Mid Penn Bancorp, Inc.	4,078	99,014
Middlefield Banc Corp.	1,846	59,755
Midland States Bancorp, Inc.	6,065	167,151
MidWestOne Financial Group, Inc.	4,126	111,031
Moelis & Co. Class A	17,370	974,978
Mr Cooper Group, Inc. *	17,646	1,149,108
MVB Financial Corp.	3,422	77,200
National Bank Holdings Corp. Class A	8,360	310,908

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Shares	Value
National Bankshares, Inc.	1,326	$42,896
National Health Investors, Inc. REIT	11,664	651,434
National Western Life Group, Inc. Class A	618	298,506
Navient Corp.	23,647	440,307
NBT Bancorp, Inc.	11,309	473,960
Nelnet, Inc. Class A	3,450	304,359
NerdWallet, Inc. Class A *	9,453	139,148
NETSTREIT Corp. REIT	18,866	336,758
New York Mortgage Trust, Inc. REIT	25,592	218,300
Newmark Group, Inc. Class A	37,322	409,049
NewtekOne, Inc.	6,627	91,453
NexPoint Diversified Real Estate Trust REIT	9,474	75,318
Nexpoint Real Estate Finance, Inc. REIT	3,070	48,353
NexPoint Residential Trust, Inc. REIT	5,984	206,029
NI Holdings, Inc. *	2,437	31,657
Nicolet Bankshares, Inc.	3,534	284,416
NMI Holdings, Inc. Class A *	22,288	661,508
Northeast Bank	1,878	103,647
Northeast Community Bancorp, Inc.	3,646	64,680
Northfield Bancorp, Inc.	10,985	138,191
Northrim BanCorp, Inc.	1,526	87,302
Northwest Bancshares, Inc.	32,331	403,491
Norwood Financial Corp.	2,376	78,194
Oak Valley Bancorp	2,000	59,900
OceanFirst Financial Corp.	15,753	273,472
Ocwen Financial Corp. *	1,643	50,539
Office Properties Income Trust REIT	13,833	101,258
OFG Bancorp	12,930	484,616
Old National Bancorp	80,987	1,367,870
Old Second Bancorp, Inc.	12,234	188,893
One Liberty Properties, Inc. REIT	4,590	100,567
OppFi, Inc. *	2,693	13,788
Orange County Bancorp, Inc.	1,670	100,601
Orchid Island Capital, Inc. REIT	15,379	129,645
Origin Bancorp, Inc.	8,095	287,939
Orion Office REIT, Inc.	15,190	86,887
Orrstown Financial Services, Inc.	3,134	92,453
Outfront Media, Inc. REIT	41,435	578,433
P10, Inc. Class A	10,152	103,753
Pacific Premier Bancorp, Inc.	24,843	723,180
Pagseguro Digital Ltd. Class A * (Brazil)	53,888	671,983
Palomar Holdings, Inc. *	6,634	368,187
Paramount Group, Inc. REIT	53,098	274,517
Park National Corp.	4,031	535,559
Parke Bancorp, Inc.	3,261	66,035
Pathward Financial, Inc.	7,174	379,720
Patria Investments Ltd. Class A (Cayman)	15,262	236,714
Paysign, Inc. *	6,943	19,440
PCB Bancorp	3,596	66,274
Peakstone Realty Trust REIT *	9,859	196,490
Peapack-Gladstone Financial Corp.	4,693	139,945
Pebblebrook Hotel Trust REIT	32,938	526,349
Penns Woods Bancorp, Inc.	1,539	34,643
PennyMac Financial Services, Inc.	6,978	616,646
PennyMac Mortgage Investment Trust REIT	24,429	365,214
Peoples Bancorp, Inc.	9,816	331,388
Peoples Financial Services Corp.	1,981	96,475
Perella Weinberg Partners	11,170	136,609
Phillips Edison & Co., Inc. REIT	32,346	1,179,982
Physicians Realty Trust REIT	65,826	876,144
Piedmont Office Realty Trust, Inc. Class A REIT	36,234	257,624
Pioneer Bancorp, Inc. *	3,302	33,053
Piper Sandler Cos.	4,727	826,610
PJT Partners, Inc. Class A	6,422	654,209
Plumas Bancorp	1,631	67,442
Plymouth Industrial REIT, Inc.	12,729	306,387
Ponce Financial Group, Inc. *	5,820	56,803
Postal Realty Trust, Inc. Class A REIT	5,903	85,948
PotlatchDeltic Corp. REIT	21,864	1,073,522
PRA Group, Inc. *	10,292	269,650

	Shares	Value
Preferred Bank	2,529	$184,743
Premier Financial Corp.	9,560	230,396
Primis Financial Corp.	6,934	87,784
Princeton Bancorp, Inc.	1,149	41,249
ProAssurance Corp.	13,737	189,433
Provident Financial Services, Inc.	19,430	350,323
QCR Holdings, Inc.	4,401	256,974
Radian Group, Inc.	42,076	1,201,270
RBB Bancorp	4,998	95,162
RE/MAX Holdings, Inc. Class A	4,707	62,744
Ready Capital Corp. REIT	44,290	453,972
Red River Bancshares, Inc.	1,125	63,124
Redfin Corp. *	29,053	299,827
Redwood Trust, Inc. REIT	31,017	229,836
Regional Management Corp.	2,179	54,649
Renasant Corp.	14,687	494,658
Republic Bancorp, Inc. Class A	2,481	136,852
Retail Opportunity Investments Corp. REIT	34,663	486,322
RLJ Lodging Trust REIT	42,621	499,518
RMR Group, Inc. Class A	4,505	127,176
Ryman Hospitality Properties, Inc. REIT	16,008	1,761,840
S&T Bancorp, Inc.	10,245	342,388
Sabra Health Care REIT, Inc.	64,238	916,676
Safehold, Inc. REIT	13,617	318,638
Safety Insurance Group, Inc.	3,743	284,431
Sandy Spring Bancorp, Inc.	12,746	347,201
Saul Centers, Inc. REIT	3,067	120,441
Seacoast Banking Corp. of Florida	21,628	615,533
Security National Financial Corp. Class A *	2,026	18,234
Selective Insurance Group, Inc.	16,595	1,650,871
Selectquote, Inc. *	38,528	52,783
Service Properties Trust REIT	44,592	380,816
ServisFirst Bancshares, Inc.	14,113	940,349
Shore Bancshares, Inc.	8,183	116,608
Sierra Bancorp	4,016	90,561
Silvercrest Asset Management Group, Inc. Class A	2,703	45,951
Simmons First National Corp. Class A	32,914	653,014
SiriusPoint Ltd. * (Bermuda)	19,521	226,444
SITE Centers Corp. REIT	52,835	720,141
Skyward Specialty Insurance Group, Inc. *	6,500	220,220
SL Green Realty Corp. REIT	15,273	689,881
SmartFinancial, Inc.	3,979	97,446
South Plains Financial, Inc.	2,964	85,837
Southern First Bancshares, Inc. *	2,115	78,467
Southern Missouri Bancorp, Inc.	2,466	131,660
Southern States Bancshares, Inc.	2,252	65,939
Southside Bancshares, Inc.	8,002	250,623
SouthState Corp.	21,083	1,780,459
St. Joe Co.	9,285	558,771
Star Holdings REIT *	3,395	50,857
Stellar Bancorp, Inc.	13,569	377,761
StepStone Group, Inc. Class A	14,853	472,771
Sterling Bancorp, Inc. *	5,290	30,523
Stewart Information Services Corp.	7,083	416,126
Stock Yards Bancorp, Inc.	7,339	377,885
StoneX Group, Inc. *	7,257	535,784
Stratus Properties, Inc. *	1,416	40,866
Summit Financial Group, Inc.	3,094	94,955
Summit Hotel Properties, Inc. REIT	29,249	196,553
Sunstone Hotel Investors, Inc. REIT	57,423	616,149
SWK Holdings Corp. *	1,531	26,838
Tanger, Inc. REIT	27,784	770,172
Terreno Realty Corp. REIT	22,325	1,399,108
Texas Capital Bancshares, Inc. *	13,228	854,926
Third Coast Bancshares, Inc. *	3,504	69,624
Timberland Bancorp, Inc.	2,149	67,608
Tiptree, Inc.	6,469	122,652
Tompkins Financial Corp.	3,821	230,139
Towne Bank	19,854	590,855
TPG RE Finance Trust, Inc. REIT	19,270	125,255

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Shares	Value
Transcontinental Realty Investors, Inc. REIT *	349	$12,061
TriCo Bancshares	8,617	370,272
Triumph Financial, Inc. *	5,994	480,599
Trupanion, Inc. *	10,883	332,040
TrustCo Bank Corp.	5,333	165,590
Trustmark Corp.	16,544	461,247
Two Harbors Investment Corp. REIT	26,352	367,083
UMB Financial Corp.	12,262	1,024,490
UMH Properties, Inc. REIT	15,428	236,357
United Bankshares, Inc.	36,229	1,360,399
United Community Banks, Inc.	30,985	906,621
United Fire Group, Inc.	5,938	119,473
Uniti Group, Inc. REIT	66,310	383,272
Unity Bancorp, Inc.	2,261	66,903
Universal Health Realty Income Trust REIT	3,500	151,375
Universal Insurance Holdings, Inc.	6,721	107,402
Univest Financial Corp.	8,159	179,743
Upstart Holdings, Inc. *	20,133	822,634
Urban Edge Properties REIT	31,929	584,301
USCB Financial Holdings, Inc. *	2,558	31,336
Valley National Bancorp	119,192	1,294,425
Velocity Financial, Inc. *	2,465	42,447
Veris Residential, Inc. REIT	21,385	336,386
Veritex Holdings, Inc.	13,677	318,264
Victory Capital Holdings, Inc. Class A	7,811	269,011
Virginia National Bankshares Corp.	1,504	51,708
Virtus Investment Partners, Inc.	1,880	454,509
WaFd, Inc.	17,448	575,086
Walker & Dunlop, Inc.	8,668	962,235
Washington Trust Bancorp, Inc.	4,573	148,074
Waterstone Financial, Inc.	5,473	77,717
WesBanco, Inc.	16,250	509,762
West BanCorp, Inc.	4,871	103,265
Westamerica BanCorp	6,938	391,373
Whitestone REIT	14,457	177,677
WisdomTree, Inc.	37,968	263,118
World Acceptance Corp. *	1,113	145,280
WSFS Financial Corp.	16,763	769,925
Xenia Hotels & Resorts, Inc. REIT	29,154	397,077

		152,236,215

Industrial - 14.8%

374Water, Inc. *	14,856	21,096
908 Devices, Inc. *	6,002	67,342
AAON, Inc.	18,578	1,372,357
AAR Corp. *	9,377	585,125
Advanced Energy Industries, Inc.	10,265	1,118,064
AeroVironment, Inc. *	7,113	896,523
AerSale Corp. *	7,056	89,576
Air Transport Services Group, Inc. *	15,345	270,225
Akoustis Technologies, Inc. *	18,777	15,660
Alamo Group, Inc.	2,728	573,398
Albany International Corp. Class A	8,499	834,772
Allient, Inc.	3,446	104,104
American Woodmark Corp. *	4,401	408,633
AMMO, Inc. *	24,273	50,973
Amprius Technologies, Inc. *	1,179	6,237
Apogee Enterprises, Inc.	6,032	322,169
Applied Industrial Technologies, Inc.	10,483	1,810,309
ArcBest Corp.	6,564	789,058
Archer Aviation, Inc. Class A *	42,174	258,948
Arcosa, Inc.	13,227	1,093,079
Ardmore Shipping Corp. (Ireland)	11,976	168,742
Argan, Inc.	3,217	150,523
Aspen Aerogels, Inc. *	13,861	218,727
Astec Industries, Inc.	5,995	223,014
Astronics Corp. *	7,034	122,532
Atkore, Inc. *	10,372	1,659,520
Atmus Filtration Technologies, Inc. *	4,356	102,322
AZZ, Inc.	6,648	386,182

	Shares	Value
Babcock & Wilcox Enterprises, Inc. *	15,816	$23,091
Badger Meter, Inc.	8,012	1,236,812
Barnes Group, Inc.	13,552	442,202
Bel Fuse, Inc. Class B	2,738	182,816
Belden, Inc.	11,573	894,014
Benchmark Electronics, Inc.	9,797	270,789
Blink Charging Co. *	13,647	46,263
Bloom Energy Corp. Class A *	53,699	794,745
Boise Cascade Co.	10,777	1,394,113
Bowman Consulting Group Ltd. *	2,909	103,328
Cactus, Inc. Class A	17,598	798,949
Cadre Holdings, Inc.	5,135	168,890
Casella Waste Systems, Inc. Class A *	15,471	1,322,152
CECO Environmental Corp. *	8,499	172,360
Charge Enterprises, Inc. *	35,341	4,032
Chart Industries, Inc. *	11,799	1,608,558
Clearwater Paper Corp. *	4,741	171,245
Columbus McKinnon Corp.	7,745	302,210
Comfort Systems USA, Inc.	9,707	1,996,439
Comtech Telecommunications Corp.	7,330	61,792
Concrete Pumping Holdings, Inc. *	7,352	60,286
Construction Partners, Inc. Class A *	11,088	482,550
Core Molding Technologies, Inc. *	2,036	37,727
Costamare, Inc. (Monaco)	12,361	128,678
Covenant Logistics Group, Inc.	2,358	108,562
CryoPort, Inc. *	12,136	187,987
CSW Industrials, Inc.	4,161	863,033
CTS Corp.	8,529	373,058
Daseke, Inc. *	11,415	92,461
DHT Holdings, Inc.	37,089	363,843
Dorian LPG Ltd.	9,416	413,080
Ducommun, Inc. *	3,501	182,262
DXP Enterprises, Inc. *	4,005	134,968
Dycom Industries, Inc. *	7,873	906,104
Eagle Bulk Shipping, Inc.	2,620	145,148
Eastman Kodak Co. *	16,400	63,960
Encore Wire Corp.	4,098	875,333
Energizer Holdings, Inc.	19,754	625,807
Energy Recovery, Inc. *	15,076	284,032
Enerpac Tool Group Corp.	14,860	461,997
EnerSys	11,342	1,145,088
Enovix Corp. *	37,098	464,467
Enpro, Inc.	5,765	903,606
Enviri Corp. *	22,315	200,835
ESCO Technologies, Inc.	7,023	821,902
ESS Tech, Inc. *	27,490	31,339
Eve Holding, Inc. *	4,758	34,829
Evolv Technologies Holdings, Inc. *	30,217	142,624
Exponent, Inc.	13,906	1,224,284
Fabrinet * (Thailand)	10,096	1,921,572
FARO Technologies, Inc. *	5,625	126,731
Federal Signal Corp.	16,369	1,256,157
FLEX LNG Ltd. * (Norway)	8,461	245,877
Fluor Corp. *	39,109	1,531,900
Forward Air Corp.	7,161	450,212
Franklin Electric Co., Inc.	12,586	1,216,437
Frontdoor, Inc. *	22,366	787,731
GATX Corp.	9,496	1,141,609
Genco Shipping & Trading Ltd.	12,237	203,012
Gencor Industries, Inc. *	3,054	49,292
Gibraltar Industries, Inc. *	8,360	660,273
Golden Ocean Group Ltd. * (Norway)	34,268	334,456
GoPro, Inc. Class A *	36,282	125,899
Gorman-Rupp Co.	5,805	206,252
GrafTech International Ltd.	54,729	119,857
Granite Construction, Inc.	12,249	622,984
Great Lakes Dredge & Dock Corp. *	18,291	140,475
Greenbrier Cos., Inc.	8,470	374,205
Greif, Inc. Class A	6,792	445,487
Greif, Inc. Class B	1,362	89,906

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Shares	Value
Griffon Corp.	11,456	$698,243
Heartland Express, Inc.	13,130	187,234
Helios Technologies, Inc.	9,150	414,952
Hillenbrand, Inc.	19,299	923,457
Hillman Solutions Corp. *	54,838	505,058
Himalaya Shipping Ltd. * (Bermuda)	6,691	45,231
Hub Group, Inc. Class A *	8,494	780,938
Hyster-Yale Materials Handling, Inc.	3,146	195,650
Ichor Holdings Ltd. *	8,113	272,840
IES Holdings, Inc. *	2,197	174,046
INNOVATE Corp. *	11,555	14,213
Insteel Industries, Inc.	5,299	202,899
International Seaways, Inc.	11,015	500,962
Intevac, Inc. *	4,951	21,388
Iteris, Inc. *	9,159	47,627
Itron, Inc. *	12,620	952,936
Janus International Group, Inc. *	22,788	297,383
JELD-WEN Holding, Inc. *	23,925	451,704
Joby Aviation, Inc. *	75,828	504,256
John Bean Technologies Corp.	8,596	854,872
Kadant, Inc.	3,154	884,098
Kaman Corp.	7,854	188,103
Karat Packaging, Inc.	1,306	32,454
Kennametal, Inc.	22,341	576,174
Kimball Electronics, Inc. *	6,175	166,416
Knife River Corp. *	15,456	1,022,878
Knowles Corp. *	24,652	441,517
Kratos Defense & Security Solutions, Inc. *	34,520	700,411
LanzaTech Global, Inc. *	5,941	29,883
Latham Group, Inc. *	12,303	32,357
Leonardo DRS, Inc. *	18,991	380,580
Li-Cycle Holdings Corp. * (Canada)	35,781	20,925
Limbach Holdings, Inc. *	2,325	105,718
Lindsay Corp.	2,958	382,055
LSB Industries, Inc. *	14,287	133,012
LSI Industries, Inc.	7,491	105,473
Luxfer Holdings PLC (United Kingdom)	6,738	60,238
Manitowoc Co., Inc. *	9,869	164,714
Marten Transport Ltd.	15,485	324,875
Masonite International Corp. *	6,196	524,553
Masterbrand, Inc. *	35,775	531,259
Materion Corp.	5,551	722,352
Matson, Inc.	9,372	1,027,171
Mayville Engineering Co., Inc. *	2,789	40,217
Mesa Laboratories, Inc.	1,427	149,507
MicroVision, Inc. *	47,491	126,326
Mirion Technologies, Inc. *	54,221	555,765
Mistras Group, Inc. *	4,998	36,585
Modine Manufacturing Co. *	13,968	833,890
Montrose Environmental Group, Inc. *	7,599	244,156
Moog, Inc. Class A	7,703	1,115,240
Mueller Industries, Inc.	30,739	1,449,344
Mueller Water Products, Inc. Class A	42,529	612,418
Myers Industries, Inc.	9,513	185,979
MYR Group, Inc. *	4,452	643,893
Napco Security Technologies, Inc.	9,069	310,613
National Presto Industries, Inc.	1,361	109,261
NEXTracker, Inc. Class A *	13,462	630,695
NL Industries, Inc.	2,103	11,798
nLight, Inc. *	12,119	163,606
Nordic American Tankers Ltd.	58,098	244,012
Northwest Pipe Co. *	2,663	80,582
Novanta, Inc. *	9,761	1,643,850
NuScale Power Corp. *	14,548	47,863
NV5 Global, Inc. *	3,787	420,811
NVE Corp.	1,310	102,743
O-I Glass, Inc. *	43,112	706,175
Olympic Steel, Inc.	2,532	168,884
Omega Flex, Inc.	916	64,587
OSI Systems, Inc. *	4,334	559,303

	Shares	Value
Overseas Shipholding Group, Inc. Class A	17,399	$91,693
Pactiv Evergreen, Inc.	10,645	145,943
PAM Transportation Services, Inc. *	2,014	41,851
Pangaea Logistics Solutions Ltd.	8,909	73,410
Park Aerospace Corp.	5,378	79,057
Park-Ohio Holdings Corp.	2,044	55,106
PGT Innovations, Inc. *	15,362	625,233
Plexus Corp. *	7,432	803,622
Powell Industries, Inc.	2,596	229,486
Primoris Services Corp.	14,675	487,357
Proto Labs, Inc. *	6,964	271,317
Pure Cycle Corp. *	5,726	59,951
PureCycle Technologies, Inc. *	31,807	128,818
Radiant Logistics, Inc. *	11,157	74,082
Ranpak Holdings Corp. *	12,405	72,197
Redwire Corp. *	1,119	3,189
Rocket Lab USA, Inc. *	75,555	417,819
RXO, Inc. *	31,486	732,364
Ryerson Holding Corp.	7,779	269,776
Safe Bulkers, Inc. (Greece)	19,536	76,776
Sanmina Corp. *	15,440	793,153
Scorpio Tankers, Inc. (Monaco)	13,018	791,494
SFL Corp. Ltd. (Norway)	31,383	354,000
Sight Sciences, Inc. *	6,414	33,096
Simpson Manufacturing Co., Inc.	11,710	2,318,346
SKYX Platforms Corp. *	23,943	38,309
SmartRent, Inc. *	49,215	156,996
Smith & Wesson Brands, Inc.	12,689	172,063
Southland Holdings, Inc. *	2,263	11,677
SPX Technologies, Inc. *	11,995	1,211,615
Standex International Corp.	3,173	502,540
Sterling Infrastructure, Inc. *	8,061	708,804
Stoneridge, Inc. *	7,159	140,102
Sturm Ruger & Co., Inc.	4,755	216,115
Summit Materials, Inc. Class A *	32,719	1,258,373
Teekay Corp. * (Bermuda)	16,858	120,535
Teekay Tankers Ltd. Class A (Canada)	6,643	331,951
Tennant Co.	5,088	471,607
Terex Corp.	18,215	1,046,634
Thermon Group Holdings, Inc. *	9,371	305,213
TimkenSteel Corp. *	11,825	277,296
Transphorm, Inc. *	5,790	21,133
Tredegar Corp.	7,911	42,799
TriMas Corp.	11,117	281,594
Trinity Industries, Inc.	22,184	589,873
Triumph Group, Inc. *	17,961	297,793
TTM Technologies, Inc. *	27,907	441,210
Turtle Beach Corp. *	4,263	46,680
Tutor Perini Corp. *	11,377	103,531
UFP Industries, Inc.	16,487	2,069,943
Universal Logistics Holdings, Inc.	1,745	48,895
Vicor Corp. *	6,066	272,606
Vishay Intertechnology, Inc.	34,954	837,847
Watts Water Technologies, Inc. Class A	7,420	1,545,883
Werner Enterprises, Inc.	17,632	747,068
Willis Lease Finance Corp. *	961	46,974
World Kinect Corp.	16,885	384,640
Worthington Enterprises, Inc.	8,603	495,103
Xometry, Inc. Class A *	9,527	342,115
Zurn Elkay Water Solutions Corp.	40,456	1,189,811

		103,189,856

Technology - 11.3%

3D Systems Corp. *	37,271	236,671
8x8, Inc. *	31,623	119,535
ACI Worldwide, Inc. *	29,656	907,474
ACM Research, Inc. Class A *	13,302	259,921
ACV Auctions, Inc. Class A *	35,374	535,916
Adeia, Inc.	28,968	358,914
Aehr Test Systems *	7,741	205,369

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Shares	Value
Agilysys, Inc. *	5,566	$472,108
Alignment Healthcare, Inc. *	24,175	208,147
Alkami Technology, Inc. *	10,631	257,802
Alpha & Omega Semiconductor Ltd. *	6,115	159,357
Altair Engineering, Inc. Class A *	14,776	1,243,400
Ambarella, Inc. *	10,711	656,477
American Software, Inc. Class A	9,770	110,401
Amkor Technology, Inc.	30,774	1,023,851
Amplitude, Inc. Class A *	18,497	235,282
Appfolio, Inc. Class A *	5,294	917,133
Appian Corp. Class A *	11,636	438,212
Asana, Inc. Class A *	22,475	427,250
ASGN, Inc. *	12,954	1,245,786
Asure Software, Inc. *	5,221	49,704
Atomera, Inc. *	6,243	43,763
AvePoint, Inc. *	41,029	336,848
AvidXchange Holdings, Inc. *	42,461	526,092
Axcelis Technologies, Inc. *	8,889	1,152,814
Bandwidth, Inc. Class A *	6,640	96,081
BigBear.ai Holdings, Inc. *	7,716	16,512
BigCommerce Holdings, Inc. *	19,002	184,889
Blackbaud, Inc. *	11,777	1,021,066
Blackline, Inc. *	15,688	979,559
Box, Inc. Class A *	38,462	985,012
Braze, Inc. Class A *	14,403	765,231
Brightcove, Inc. *	12,051	31,212
C3.ai, Inc. Class A *	22,320	640,807
Cantaloupe, Inc. *	16,603	123,028
Cardlytics, Inc. *	8,971	82,623
Cerence, Inc. *	11,241	220,998
CEVA, Inc. *	6,475	147,047
Clear Secure, Inc. Class A	22,414	462,849
Climb Global Solutions, Inc.	1,242	68,099
Cohu, Inc. *	13,012	460,495
CommVault Systems, Inc. *	12,160	970,976
Computer Programs & Systems, Inc. *	4,031	45,147
Conduent, Inc. *	47,287	172,598
Consensus Cloud Solutions, Inc. *	5,162	135,296
CoreCard Corp. *	1,548	21,409
Corsair Gaming, Inc. *	11,095	156,440
Cricut, Inc. Class A	12,157	80,115
CS Disco, Inc. *	7,156	54,314
CSG Systems International, Inc.	8,969	477,241
CXApp, Inc. *	471	608
Daily Journal Corp. *	344	117,242
Definitive Healthcare Corp. *	12,369	122,948
Desktop Metal, Inc. Class A *	77,111	57,910
Digi International, Inc. *	9,707	252,382
Digimarc Corp. *	3,820	137,978
Digital Turbine, Inc. *	25,755	176,679
DigitalOcean Holdings, Inc. *	17,144	629,013
Diodes, Inc. *	12,308	991,040
Domo, Inc. Class B *	8,752	90,058
Donnelley Financial Solutions, Inc. *	6,792	423,617
Duolingo, Inc. *	7,998	1,814,346
E2open Parent Holdings, Inc. *	46,185	202,752
eGain Corp. *	5,873	48,922
Enfusion, Inc. Class A *	10,067	97,650
EngageSmart, Inc. *	13,616	311,806
Envestnet, Inc. *	13,548	670,897
Everbridge, Inc. *	11,022	267,945
EverCommerce, Inc. *	6,233	68,750
Evolent Health, Inc. Class A *	30,327	1,001,701
ExlService Holdings, Inc. *	44,365	1,368,660
Expensify, Inc. Class A *	15,132	37,376
Fastly, Inc. Class A *	33,309	592,900
FormFactor, Inc. *	20,913	872,281
Freshworks, Inc. Class A *	44,790	1,052,117
Grid Dynamics Holdings, Inc. *	15,176	202,296
Health Catalyst, Inc. *	15,442	142,993

	Shares	Value
HireRight Holdings Corp. *	3,348	$45,031
IBEX Holdings Ltd. *	2,665	50,662
Immersion Corp.	8,513	60,102
Impinj, Inc. *	6,380	574,391
Innodata, Inc. *	8,739	71,135
Insight Enterprises, Inc. *	7,811	1,384,031
Inspired Entertainment, Inc. *	5,923	58,519
Instructure Holdings, Inc. *	4,867	131,458
Intapp, Inc. *	7,672	291,689
Integral Ad Science Holding Corp. *	13,039	187,631
inTEST Corp. *	2,510	34,136
IonQ, Inc. *	43,628	540,551
Jamf Holding Corp. *	19,111	345,145
Kaltura, Inc. *	31,157	60,756
Kulicke & Soffa Industries, Inc. (Singapore)	15,259	834,973
LivePerson, Inc. *	20,599	78,070
MACOM Technology Solutions Holdings, Inc. *	14,841	1,379,471
Matterport, Inc. *	68,396	183,985
Maximus, Inc.	16,655	1,396,688
MaxLinear, Inc. *	20,530	487,998
MeridianLink, Inc. *	7,008	173,588
MicroStrategy, Inc. Class A *	3,338	2,108,348
Mitek Systems, Inc. *	12,097	157,745
Model N, Inc. *	10,766	289,928
N-Able, Inc. *	18,794	249,021
Navitas Semiconductor Corp. *	29,529	238,299
NetScout Systems, Inc. *	19,393	425,676
NextNav, Inc. *	17,438	77,599
Olo, Inc. Class A *	27,897	159,571
ON24, Inc.	9,033	71,180
OneSpan, Inc. *	10,665	114,329
Onto Innovation, Inc. *	13,325	2,037,393
Outbrain, Inc. *	11,464	50,212
Outset Medical, Inc. *	13,435	72,683
PagerDuty, Inc. *	25,164	582,547
PAR Technology Corp. *	7,252	315,752
Parsons Corp. *	11,332	710,630
PDF Solutions, Inc. *	8,366	268,883
Photronics, Inc. *	17,162	538,372
Phreesia, Inc. *	14,826	343,222
Pitney Bowes, Inc.	36,845	162,118
Planet Labs PBC*	45,273	111,824
PlayAGS, Inc. *	8,825	74,395
Playstudios, Inc. *	22,622	61,306
Power Integrations, Inc.	15,452	1,268,764
PowerSchool Holdings, Inc. Class A *	15,708	370,080
Privia Health Group, Inc. *	30,899	711,604
Progress Software Corp.	11,816	641,609
PROS Holdings, Inc. *	12,593	488,482
PubMatic, Inc. Class A *	11,723	191,202
Qualys, Inc. *	10,201	2,002,252
Rackspace Technology, Inc. *	23,338	46,676
Rambus, Inc. *	29,678	2,025,524
Rapid7, Inc. *	16,664	951,514
Red Violet, Inc. *	2,802	55,956
Richardson Electronics Ltd.	2,917	38,942
Rimini Street, Inc. *	12,495	40,859
Sapiens International Corp. NV (Israel)	8,030	232,388
Schrodinger, Inc. *	14,799	529,804
SEMrush Holdings, Inc. Class A *	8,386	114,553
Semtech Corp. *	17,552	384,564
Sharecare, Inc. *	83,457	90,134
Silicon Laboratories, Inc. *	8,662	1,145,723
Simulations Plus, Inc.	4,218	188,756
SiTime Corp. *	4,793	585,129
Skillsoft Corp. *	1,106	19,443
SkyWater Technology, Inc. *	4,880	46,946
SMART Global Holdings, Inc. *	13,121	248,381
SolarWinds Corp. *	13,263	165,655
SoundHound AI, Inc. Class A *	38,582	81,794

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Shares	Value
Sprout Social, Inc. Class A *	13,050	$801,792
SPS Commerce, Inc. *	10,016	1,941,501
Super Micro Computer, Inc. *	12,654	3,597,026
Synaptics, Inc. *	10,758	1,227,273
System1, Inc. *	7,040	15,629
Tenable Holdings, Inc. *	31,234	1,438,638
Thoughtworks Holding, Inc. *	24,944	119,981
Tingo Group, Inc. * ±	29,289	20,209
TTEC Holdings, Inc.	5,453	118,167
Ultra Clean Holdings, Inc. *	12,111	413,470
Unisys Corp. *	18,871	106,055
Varonis Systems, Inc. *	29,903	1,354,008
Veeco Instruments, Inc. *	13,912	431,689
Velo3D, Inc. *	23,543	9,361
Veradigm, Inc. *	29,643	310,955
Verint Systems, Inc. *	17,441	471,430
Veritone, Inc. *	8,078	14,621
Verra Mobility Corp. *	38,212	880,022
Viant Technology, Inc. Class A *	3,169	21,834
Vimeo, Inc. *	41,420	162,366
Vishay Precision Group, Inc. *	3,263	111,170
Vuzix Corp. *	16,544	34,494
Weave Communications, Inc. *	8,919	102,301
Workiva, Inc. *	13,613	1,382,128
Xerox Holdings Corp.	32,811	601,426
Yext, Inc. *	29,752	175,239
Zeta Global Holdings Corp. Class A *	38,634	340,752
Zuora, Inc. Class A *	35,995	338,353

		79,079,805

Utilities - 2.7%

ALLETE, Inc.	15,898	972,322
Altus Power, Inc. *	17,271	117,961
Ameresco, Inc. Class A *	8,757	277,334
American States Water Co.	10,053	808,462
Artesian Resources Corp. Class A	2,171	89,988
Avista Corp.	20,893	746,716
Black Hills Corp.	18,698	1,008,757
Brookfield Infrastructure Corp. Class A (Canada)	32,559	1,148,682
California Water Service Group	15,671	812,855
Chesapeake Utilities Corp.	5,889	622,055
Consolidated Water Co. Ltd. (Cayman)	4,027	143,361
FTC Solar, Inc. *	16,442	11,391
Genie Energy Ltd. Class B	5,443	153,112
Global Water Resources, Inc.	4,109	53,746
MGE Energy, Inc.	9,930	718,038
Middlesex Water Co.	4,750	311,695
New Jersey Resources Corp.	26,399	1,176,867
Northwest Natural Holding Co.	10,105	393,489
Northwestern Energy Group, Inc.	16,923	861,212
ONE Gas, Inc.	14,998	955,673
Ormat Technologies, Inc.	14,602	1,106,686
Otter Tail Corp.	11,225	953,788
PNM Resources, Inc.	23,282	968,531
Portland General Electric Co.	27,516	1,192,543
RGC Resources, Inc.	2,124	43,202
SJW Group	8,755	572,139
Southwest Gas Holdings, Inc. *	16,789	1,063,583
Spire, Inc.	14,216	886,225
Unitil Corp.	4,173	219,375
York Water Co.	3,936	152,008

		18,541,796

Total Common Stocks (Cost $586,514,091)		692,438,574

	Principal Amount	Value
SHORT-TERM INVESTMENTS - 0.7%

Repurchase Agreements - 0.7%

Fixed Income Clearing Corp. 4.950% due 01/02/24 (Dated 12/29/23, repurchase price of $5,229,428; collateralized by U.S. Treasury Notes: 1.125% due 02/29/28 and value $5,331,147)	$5,226,554	$5,226,554

Total Short-Term Investments (Cost $5,226,554)		5,226,554

TOTAL INVESTMENTS - 99.9% (Cost $591,751,845)		697,687,326

DERIVATIVES - 0.1%		320,608

OTHER ASSETS & LIABILITIES, NET - 0.0%		142,392

NET ASSETS - 100.0%		$698,150,326

Notes to Schedule of Investments

(a)	As of December 31, 2023, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	23.1%
Financial	21.8%
Industrial	14.8%
Consumer, Cyclical	11.6%
Technology	11.3%
Energy	6.9%
Communications	3.6%
Basic Materials	3.4%
Others (each less than 3.0%)	3.4%

99.9%
Derivatives	0.1%
Other Assets & Liabilities, Net	0.0%

100.0%

(b)	As of December 31, 2023, investments with a total aggregate value of $16,910 or less than 0.1% of the Fund’s net assets were determined by a valuation committee established under the Valuation Policy.

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

(c)	As of December 31, 2023, open futures contracts outstanding were as follows:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
CME E-Mini Russell 2000 Index	03/24	59	$5,720,107	$6,040,715	$320,608

(d)	Fair Value Measurements

As of December 31, 2023, the Fund’s investments, as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities were as follows:

		Total Value at December 31, 2023	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Rights	$22,198	$–	$–	$22,198
	Common Stocks
	Basic Materials	23,618,234	23,618,234	–	–
	Communications	25,325,746	25,325,746	–	–
	Consumer, Cyclical	81,073,280	81,073,280	–	–
	Consumer, Non-Cyclical	161,376,311	161,338,755	37,556	–
	Energy	47,997,331	47,997,331	–	–
	Financial	152,236,215	152,236,215	–	–
	Industrial	103,189,856	103,189,856	–	–
	Technology	79,079,805	79,059,596	–	20,209
	Utilities	18,541,796	18,541,796	–	–

	Total Common Stocks	692,438,574	692,380,809	37,556	20,209

	Short-Term Investments	5,226,554	–	5,226,554	–
	Derivatives:
	Equity Contracts
	Futures	320,608	320,608	–	–

	Total	$698,007,934	$692,701,417	$5,264,110	$42,407

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

SMALL-CAP VALUE PORTFOLIO

Schedule of Investments

December 31, 2023

	Shares	Value
COMMON STOCKS - 99.4%

Basic Materials - 4.7%

AdvanSix, Inc.	113,293	$3,394,258
ATI, Inc. *	64,628	2,938,635
Element Solutions, Inc.	146,870	3,398,572
Haynes International, Inc.	71,831	4,097,959

		13,829,424

Communications - 4.6%

Calix, Inc. *	86,449	3,776,957
Casa Systems, Inc. *	208,000	110,240
Criteo SA ADR * (France)	97,653	2,472,574
Harmonic, Inc. *	253,547	3,306,253
Nexstar Media Group, Inc.	22,865	3,584,089

		13,250,113

Consumer, Cyclical - 14.6%

Alaska Air Group, Inc. *	72,480	2,831,794
Blue Bird Corp. *	148,566	4,005,339
Citi Trends, Inc. *	83,579	2,363,614
Dana, Inc.	243,580	3,558,704
Dine Brands Global, Inc.	46,955	2,331,316
Genesco, Inc. *	106,156	3,737,753
Goodyear Tire & Rubber Co. *	269,414	3,858,009
KB Home	48,761	3,045,612
Papa John’s International, Inc.	38,061	2,901,390
REV Group, Inc.	190,363	3,458,896
Shyft Group, Inc.	190,043	2,322,325
Six Flags Entertainment Corp. *	45,430	1,139,384
Taylor Morrison Home Corp. *	62,261	3,321,624
Winnebago Industries, Inc.	51,500	3,753,320

		42,629,080

Consumer, Non-Cyclical - 12.0%

ABM Industries, Inc.	81,350	3,646,920
Acadia Healthcare Co., Inc. *	32,479	2,525,567
Adtalem Global Education, Inc. *	15,346	904,647
AMN Healthcare Services, Inc. *	34,450	2,579,616
Envista Holdings Corp. *	77,090	1,854,785
Fortrea Holdings, Inc. *	89,319	3,117,233
Hain Celestial Group, Inc. *	196,475	2,151,401
Herc Holdings, Inc.	26,421	3,933,823
ICF International, Inc.	13,000	1,743,170
Integra LifeSciences Holdings Corp. *	75,765	3,299,566
Korn Ferry	54,270	3,220,925
Nomad Foods Ltd. * (United Kingdom)	202,795	3,437,375
Pediatrix Medical Group, Inc. *	274,467	2,552,543

		34,967,571

Energy - 5.9%

ChampionX Corp.	119,480	3,490,011
HF Sinclair Corp.	44,910	2,495,649
Magnolia Oil & Gas Corp. Class A	187,903	4,000,455
Matador Resources Co.	63,642	3,618,684
Northern Oil & Gas, Inc.	93,360	3,460,855

		17,065,654

Financial - 28.8%

1st Source Corp.	53,800	2,956,310
Acadia Realty Trust REIT	88,821	1,509,069
Apartment Income REIT Corp.	95,890	3,330,260
Associated Banc-Corp.	135,826	2,905,318
Bank of Marin Bancorp	63,348	1,394,923
BankUnited, Inc.	72,365	2,346,797
Berkshire Hills Bancorp, Inc.	125,860	3,125,104
Broadstone Net Lease, Inc. REIT	181,664	3,128,254
Carter Bankshares, Inc. *	122,468	1,833,346
Comerica, Inc.	65,384	3,649,081

	Shares	Value
First BanCorp	219,108	$3,604,327
First Busey Corp.	153,759	3,816,298
First Industrial Realty Trust, Inc. REIT	62,104	3,271,018
Hanover Insurance Group, Inc.	14,347	1,742,013
HarborOne Bancorp, Inc.	226,777	2,716,788
Heritage Financial Corp.	164,016	3,508,302
Moelis & Co. Class A	59,550	3,342,541
National Storage Affiliates Trust REIT	65,723	2,725,533
NETSTREIT Corp. REIT	154,120	2,751,042
Nicolet Bankshares, Inc.	24,648	1,983,671
Pacific Premier Bancorp, Inc.	137,632	4,006,467
Peoples Bancorp, Inc.	55,873	1,886,272
Premier Financial Corp.	129,771	3,127,481
Ryman Hospitality Properties, Inc. REIT	30,337	3,338,890
STAG Industrial, Inc. REIT	70,665	2,774,308
Texas Capital Bancshares, Inc. *	64,127	4,144,528
TriCo Bancshares	78,249	3,362,360
Walker & Dunlop, Inc.	13,454	1,493,529
WSFS Financial Corp.	86,156	3,957,145

		83,730,975

Industrial - 17.2%

ArcBest Corp.	30,850	3,708,478
Belden, Inc.	32,071	2,477,485
Cactus, Inc. Class A	67,317	3,056,192
Dycom Industries, Inc. *	36,613	4,213,790
Encore Wire Corp.	18,896	4,036,186
Fluor Corp. *	83,609	3,274,965
Gates Industrial Corp. PLC *	87,425	1,173,243
Great Lakes Dredge & Dock Corp. *	410,799	3,154,936
Hillman Solutions Corp. *	419,457	3,863,199
Ichor Holdings Ltd. *	88,760	2,984,999
International Seaways, Inc.	56,933	2,589,313
MasTec, Inc. *	52,212	3,953,493
Silgan Holdings, Inc.	62,550	2,830,387
Spirit AeroSystems Holdings, Inc. Class A *	106,491	3,384,284
Star Bulk Carriers Corp. (Greece)	124,030	2,636,878
TTM Technologies, Inc. *	179,103	2,831,618

		50,169,446

Technology - 9.0%

ACI Worldwide, Inc. *	103,400	3,164,040
Amkor Technology, Inc.	121,118	4,029,596
Cohu, Inc. *	75,720	2,679,731
CommVault Systems, Inc. *	23,368	1,865,935
FormFactor, Inc. *	50,469	2,105,062
Grid Dynamics Holdings, Inc. *	231,721	3,088,841
Magnachip Semiconductor Corp. * (South Korea)	216,432	1,623,240
SMART Global Holdings, Inc. *	190,592	3,607,906
Synaptics, Inc. *	34,712	3,959,945

		26,124,296

Utilities - 2.6%

IDACORP, Inc.	40,340	3,966,229
Portland General Electric Co.	82,987	3,596,656

		7,562,885

Total Common Stocks (Cost $295,328,137)		289,329,444

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

SMALL-CAP VALUE PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Principal Amount	Value

SHORT-TERM INVESTMENTS - 0.6%

Repurchase Agreements - 0.6%

Fixed Income Clearing Corp. 4.950% due 01/02/24 (Dated 12/29/23, repurchase price of $1,626,727; collateralized by U.S. Treasury Notes: 0.750% due 03/31/26 and value $1,658,415)	$1,625,832	$1,625,832

Total Short-Term Investments (Cost $1,625,832)		1,625,832

TOTAL INVESTMENTS - 100.0% (Cost $296,953,969)		290,955,276

OTHER ASSETS & LIABILITIES, NET - 0.0%		66,228

NET ASSETS - 100.0%		$291,021,504

Notes to Schedule of Investments

(a)	As of December 31, 2023, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	28.8%
Industrial	17.2%
Consumer, Cyclical	14.6%
Consumer, Non-Cyclical	12.0%
Technology	9.0%
Energy	5.9%
Basic Materials	4.7%
Communications	4.6%
Others (each less than 3.0%)	3.2%

100.0%
Other Assets & Liabilities, Net	0.0%

100.0%

(b)	Fair Value Measurements

As of December 31, 2023, the Fund’s investments, as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities were as follows:

		Total Value at December 31, 2023	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$289,329,444	$289,329,444	$–	$–
	Short-Term Investments	1,625,832	–	1,625,832	–

	Total	$290,955,276	$289,329,444	$1,625,832	$–

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

VALUE PORTFOLIO

Schedule of Investments

December 31, 2023

	Shares	Value
COMMON STOCKS - 98.4%

Basic Materials - 0.6%

Akzo Nobel NV (Netherlands)	69,600	$5,763,351

Communications - 7.0%

BCE, Inc. (Canada)	146,228	5,757,303
Cisco Systems, Inc.	274,675	13,876,581
F5, Inc. *	93,366	16,710,647
Juniper Networks, Inc.	223,288	6,582,530
Verizon Communications, Inc.	399,388	15,056,928
Walt Disney Co.	107,925	9,744,548

		67,728,537

Consumer, Cyclical - 4.3%

Dollar Tree, Inc. *	116,977	16,616,583
General Motors Co.	180,920	6,498,646
Southwest Airlines Co.	265,501	7,667,669
Walmart, Inc.	70,772	11,157,206

		41,940,104

Consumer, Non-Cyclical - 37.8%

Automatic Data Processing, Inc.	37,314	8,693,043
Becton Dickinson & Co.	46,800	11,411,244
Colgate-Palmolive Co.	279,314	22,264,119
Conagra Brands, Inc.	532,881	15,272,369
CVS Health Corp.	138,302	10,920,326
General Mills, Inc.	74,126	4,828,568
Heineken Holding NV (Netherlands)	68,990	5,841,668
Henry Schein, Inc. *	217,195	16,443,833
Johnson & Johnson	299,635	46,964,790
Kenvue, Inc.	487,612	10,498,286
Kimberly-Clark Corp.	156,931	19,068,686
Koninklijke Ahold Delhaize NV (Netherlands)	225,224	6,480,020
Medtronic PLC	544,303	44,839,681
Merck & Co., Inc.	82,474	8,991,316
Mondelez International, Inc. Class A	213,408	15,457,141
PepsiCo, Inc.	26,849	4,560,034
Pfizer, Inc.	253,306	7,292,680
Procter & Gamble Co.	39,143	5,736,015
Quest Diagnostics, Inc.	142,535	19,652,726
Roche Holding AG	36,906	10,728,335
Unilever PLC ADR (United Kingdom)	389,179	18,867,398
Universal Health Services, Inc. Class B	103,148	15,723,881
Zimmer Biomet Holdings, Inc.	296,150	36,041,455

		366,577,614

Energy - 7.7%

Baker Hughes Co.	296,599	10,137,754
Chevron Corp.	35,737	5,330,531
ConocoPhillips	41,468	4,813,191
Enterprise Products Partners LP	360,680	9,503,918
Exxon Mobil Corp.	222,479	22,243,450
Shell PLC (Netherlands)	253,480	8,297,431
TotalEnergies SE ADR (France)	211,000	14,217,180

		74,543,455

Financial - 20.3%

Allstate Corp.	153,750	21,521,925
American Tower Corp. REIT	24,642	5,319,715
Bank of New York Mellon Corp.	405,657	21,114,447
Berkshire Hathaway, Inc. Class B *	82,380	29,381,651
BlackRock, Inc.	21,689	17,607,130
Charles Schwab Corp.	249,250	17,148,400
Chubb Ltd.	33,753	7,628,178
JPMorgan Chase & Co.	149,021	25,348,472

	Shares	Value
MetLife, Inc.	76,103	$5,032,691
Northern Trust Corp.	79,295	6,690,912
Truist Financial Corp.	443,010	16,355,929
U.S. Bancorp	378,646	16,387,799
Willis Towers Watson PLC	27,862	6,720,315

		196,257,564

Industrial - 12.8%

Emerson Electric Co.	89,303	8,691,861
Johnson Controls International PLC	99,858	5,755,815
Norfolk Southern Corp.	81,084	19,166,636
Oshkosh Corp.	70,933	7,689,846
Packaging Corp. of America	72,081	11,742,716
RTX Corp.	265,590	22,346,743
Siemens AG (Germany)	29,232	5,484,195
Sonoco Products Co.	245,742	13,729,605
TE Connectivity Ltd.	79,802	11,212,181
United Parcel Service, Inc. Class B	117,092	18,410,375

		124,229,973

Technology - 1.3%

Texas Instruments, Inc.	72,168	12,301,757

Utilities - 6.6%

Duke Energy Corp.	225,624	21,894,553
Edison International	154,498	11,045,062
Eversource Energy	176,712	10,906,665
Pinnacle West Capital Corp.	58,717	4,218,229
Xcel Energy, Inc.	252,008	15,601,815

		63,666,324

Total Common Stocks (Cost $931,709,733)		953,008,679

	Principal Amount
SHORT-TERM INVESTMENTS - 1.6%

Repurchase Agreements - 1.6%

Fixed Income Clearing Corp. 4.950% due 01/02/24 (Dated 12/29/23, repurchase price of $15,318,075; collateralized by U.S. Treasury Notes: 0.750% due 03/31/26 and value $15,615,887)	$15,309,655	15,309,655

Total Short-Term Investments (Cost $15,309,655)		15,309,655

TOTAL INVESTMENTS - 100.0% (Cost $947,019,388)		968,318,334

DERIVATIVES - (0.1%)		(752,968)

OTHER ASSETS & LIABILITIES, NET - 0.1%		1,123,995

NET ASSETS - 100.0%		$968,689,361

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

VALUE PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

Notes to Schedule of Investments

(a)	As of December 31, 2023, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	37.8%
Financial	20.3%
Industrial	12.8%
Energy	7.7%
Communications	7.0%
Utilities	6.6%
Consumer, Cyclical	4.3%
Others (each less than 3.0%)	3.5%

	100.0%
Derivatives	(0.1%	)
Other Assets & Liabilities, Net	0.1%

	100.0%

(b)	As of December 31, 2023, forward foreign currency contracts outstanding were as follows:

Currency Purchased		Currency Sold		Settlement Month	Counterparty	Unrealized Appreciation	Unrealized Depreciation
EUR	770,529	USD	849,308	03/24	BOA	$4,217	$–
USD	4,812,344	CAD	6,435,933	03/24	GSC	–	(50,418)
USD	8,980,834	CHF	7,713,908	03/24	MSC	–	(270,663)
USD	10,861,417	EUR	9,898,537	03/24	BOA	–	(103,324)
USD	10,863,347	EUR	9,898,537	03/24	JPM	–	(101,393)
USD	10,863,347	EUR	9,898,537	03/24	MSC	–	(101,393)
USD	22,740,827	GBP	17,935,499	03/24	GSC	–	(129,994)

Total Forward Foreign Currency Contracts						$4,217	($757,185)

(c)	Fair Value Measurements

As of December 31, 2023, the Fund’s investments, as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities were as follows:

		Total Value at December 31, 2023	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Basic Materials	$5,763,351	$–	$5,763,351	$–
	Communications	67,728,537	67,728,537	–	–
	Consumer, Cyclical	41,940,104	41,940,104	–	–
	Consumer, Non-Cyclical	366,577,614	343,527,591	23,050,023	–
	Energy	74,543,455	66,246,024	8,297,431	–
	Financial	196,257,564	196,257,564	–	–
	Industrial	124,229,973	118,745,778	5,484,195	–
	Technology	12,301,757	12,301,757	–	–
	Utilities	63,666,324	63,666,324	–	–

	Total Common Stocks	953,008,679	910,413,679	42,595,000	–

	Short-Term Investments	15,309,655	–	15,309,655	–
	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	4,217	–	4,217	–

	Total Assets	968,322,551	910,413,679	57,908,872	–

Liabilities	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(757,185)	–	(757,185)	–

	Total Liabilities	(757,185)	–	(757,185)	–

	Total	$967,565,366	$910,413,679	$57,151,687	$–

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

VALUE ADVANTAGE PORTFOLIO

Schedule of Investments

December 31, 2023

	Shares	Value
COMMON STOCKS - 98.1%

Basic Materials - 0.6%

Axalta Coating Systems Ltd. *	150,345	$5,107,220

Communications - 5.8%

Alphabet, Inc. Class C *	20,035	2,823,533
Booking Holdings, Inc. *	1,579	5,601,060
CDW Corp.	13,233	3,008,126
Cisco Systems, Inc.	66,551	3,362,156
IAC, Inc. *	98,651	5,167,339
Liberty Broadband Corp. Class C *	52,665	4,244,272
Liberty Media Corp. - Liberty SiriusXM Class C *	223,045	6,419,235
Meta Platforms, Inc. Class A *	10,222	3,618,179
Nexstar Media Group, Inc.	25,120	3,937,560
T-Mobile U.S., Inc.	22,911	3,673,321
Verizon Communications, Inc.	110,040	4,148,508

		46,003,289

Consumer, Cyclical - 7.3%

AutoZone, Inc. *	2,213	5,721,955
Bath & Body Works, Inc.	136,912	5,909,122
Best Buy Co., Inc.	44,051	3,448,312
Carter’s, Inc.	31,425	2,353,418
Columbia Sportswear Co.	42,886	3,411,153
Dick’s Sporting Goods, Inc.	44,785	6,581,156
Home Depot, Inc.	14,938	5,176,764
Liberty Media Corp. - Liberty Live Class C *	63,929	2,390,305
Lowe’s Cos., Inc.	29,812	6,634,661
Murphy USA, Inc.	11,705	4,173,535
Newell Brands, Inc.	351,196	3,048,381
Ralph Lauren Corp.	25,141	3,625,332
Texas Roadhouse, Inc.	45,766	5,593,978

		58,068,072

Consumer, Non-Cyclical - 19.5%

AbbVie, Inc.	89,683	13,898,175
Albertsons Cos., Inc. Class A	202,101	4,648,323
Bristol-Myers Squibb Co.	193,962	9,952,190
Cencora, Inc.	54,582	11,210,051
Cigna Group	14,222	4,258,778
CVS Health Corp.	66,270	5,232,679
FleetCor Technologies, Inc. *	15,009	4,241,694
Fortrea Holdings, Inc. *	45,066	1,572,803
HCA Healthcare, Inc.	29,537	7,995,075
Henry Schein, Inc. *	71,853	5,439,991
Johnson & Johnson	56,063	8,787,315
Kenvue, Inc.	229,327	4,937,410
Keurig Dr Pepper, Inc.	240,017	7,997,366
Kraft Heinz Co.	166,750	6,166,415
Laboratory Corp. of America Holdings	27,437	6,236,156
Medtronic PLC	43,498	3,583,365
Merck & Co., Inc.	48,951	5,336,638
Philip Morris International, Inc.	68,216	6,417,761
Post Holdings, Inc. *	63,349	5,578,513
Procter & Gamble Co.	56,269	8,245,659
Quest Diagnostics, Inc.	23,683	3,265,412
Regeneron Pharmaceuticals, Inc. *	7,385	6,486,172
UnitedHealth Group, Inc.	9,039	4,758,762
Vertex Pharmaceuticals, Inc. *	10,330	4,203,174
Zimmer Biomet Holdings, Inc.	34,351	4,180,517

		154,630,394

Energy - 8.2%

Chevron Corp.	86,361	12,881,607
ConocoPhillips	128,549	14,920,682
Coterra Energy, Inc.	132,554	3,382,778
EOG Resources, Inc.	71,995	8,707,795

	Shares	Value
Kinder Morgan, Inc.	463,170	$8,170,319
Phillips 66	65,616	8,736,114
Williams Cos., Inc.	234,109	8,154,017

		64,953,312

Financial - 35.6%

American Express Co.	34,728	6,505,944
American Homes 4 Rent Class A REIT	156,113	5,613,823
Apple Hospitality REIT, Inc.	197,738	3,284,428
Bank of America Corp.	479,617	16,148,704
Berkshire Hathaway, Inc. Class B *	67,193	23,965,055
Brixmor Property Group, Inc. REIT	240,471	5,595,760
Capital One Financial Corp.	152,557	20,003,274
CBRE Group, Inc. Class A *	57,299	5,333,964
Charles Schwab Corp.	91,292	6,280,890
Chubb Ltd.	24,634	5,567,284
Citigroup, Inc.	43,043	2,214,132
Citizens Financial Group, Inc.	172,982	5,732,623
CNA Financial Corp.	76,411	3,232,949
EastGroup Properties, Inc. REIT	8,860	1,626,164
Fairfax Financial Holdings Ltd. (Canada)	5,645	5,197,699
Federal Realty Investment Trust REIT	45,570	4,695,989
First Citizens BancShares, Inc. Class A	4,223	5,992,310
Kimco Realty Corp. REIT	387,167	8,250,529
Lamar Advertising Co. Class A REIT	52,325	5,561,101
Loews Corp.	197,918	13,773,114
M&T Bank Corp.	111,039	15,221,226
MGIC Investment Corp.	234,595	4,525,338
Mid-America Apartment Communities, Inc. REIT	61,222	8,231,910
Morgan Stanley	58,063	5,414,375
Northern Trust Corp.	72,671	6,131,979
PNC Financial Services Group, Inc.	52,535	8,135,045
Progressive Corp.	28,533	4,544,736
Public Storage REIT	28,556	8,709,580
Rayonier, Inc. REIT	145,371	4,856,845
Regency Centers Corp. REIT	49,697	3,329,699
Regions Financial Corp.	406,625	7,880,393
State Street Corp.	61,466	4,761,156
Travelers Cos., Inc.	54,661	10,412,374
W R Berkley Corp.	61,833	4,372,830
Wells Fargo & Co.	379,502	18,679,088
Welltower, Inc. REIT	18,099	1,631,987
Weyerhaeuser Co. REIT	289,612	10,069,809

		281,484,106

Industrial - 14.5%

Carlisle Cos., Inc.	18,661	5,830,256
Dover Corp.	44,579	6,856,696
Eaton Corp. PLC	20,926	5,039,399
Energizer Holdings, Inc.	101,641	3,219,987
FedEx Corp.	14,745	3,730,043
Fortune Brands Innovations, Inc.	80,018	6,092,570
General Dynamics Corp.	26,054	6,765,442
Graphic Packaging Holding Co.	82,424	2,031,752
Honeywell International, Inc.	25,501	5,347,815
Martin Marietta Materials, Inc.	22,596	11,273,370
Middleby Corp. *	28,216	4,152,549
Mohawk Industries, Inc. *	59,292	6,136,722
Northrop Grumman Corp.	7,830	3,665,536
Packaging Corp. of America	54,138	8,819,622
RTX Corp.	82,478	6,939,699
Silgan Holdings, Inc.	69,347	3,137,952
TD SYNNEX Corp.	45,872	4,936,286
Timken Co.	44,159	3,539,344
Union Pacific Corp.	32,339	7,943,105
United Parcel Service, Inc. Class B	23,745	3,733,426
Vulcan Materials Co.	7,313	1,660,124
Westrock Co.	91,244	3,788,451

		114,640,146

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

VALUE ADVANTAGE PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Shares	Value
Technology - 2.9%

Analog Devices, Inc.	18,689	$3,710,888
International Business Machines Corp.	25,603	4,187,371
NXP Semiconductors NV (China)	28,014	6,434,255
Texas Instruments, Inc.	50,159	8,550,103

		22,882,617

Utilities - 3.7%

Edison International	60,887	4,352,812
Entergy Corp.	22,627	2,289,626
NextEra Energy, Inc.	103,744	6,301,410
PG&E Corp.	359,195	6,476,286
Public Service Enterprise Group, Inc.	73,684	4,505,777
Xcel Energy, Inc.	79,877	4,945,185

		28,871,096

Total Common Stocks (Cost $595,794,970)		776,640,252

	Principal Amount
SHORT-TERM INVESTMENTS - 1.9%

Repurchase Agreements - 1.9%

Fixed Income Clearing Corp. 4.950% due 01/02/24 (Dated 12/29/23, repurchase price of $15,205,135; collateralized by U.S. Treasury Notes: 0.750% due 03/31/26 and value $15,500,722)	$15,196,776	15,196,776

Total Short-Term Investments (Cost $15,196,776)		15,196,776

TOTAL INVESTMENTS - 100.0% (Cost $610,991,746)		791,837,028

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(192,438)

NET ASSETS - 100.0%		$791,644,590

Notes to Schedule of Investments

(a)	As of December 31, 2023, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	35.6%
Consumer, Non-Cyclical	19.5%
Industrial	14.5%
Energy	8.2%
Consumer, Cyclical	7.3%
Communications	5.8%
Utilities	3.7%
Others (each less than 3.0%)	5.4%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

(b)	Fair Value Measurements

As of December 31, 2023, the Fund’s investments, as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities were as follows:

		Total Value at December 31, 2023	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$776,640,252	$776,640,252	$–	$–
	Short-Term Investments	15,196,776	–	15,196,776	–

	Total	$791,837,028	$776,640,252	$15,196,776	$–

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

EMERGING MARKETS PORTFOLIO

Schedule of Investments

December 31, 2023

	Shares	Value
RIGHTS - 0.0%

Brazil - 0.0%

Localiza Rent a Car SA Exp 02/01/24 *	907	$3,734

Total Rights (Cost $0)		3,734

PREFERRED STOCKS - 1.0%

Brazil - 1.0%

Itau Unibanco Holding SA	908,734	6,322,511

Total Preferred Stocks (Cost $4,898,827)		6,322,511

COMMON STOCKS - 95.3%

Brazil - 6.2%

Ambev SA	4,271,721	12,005,288
Arezzo Industria e Comercio SA	91,267	1,211,237
B3 SA - Brasil Bolsa Balcao	2,021,600	6,048,565
Localiza Rent a Car SA	252,837	3,310,343
NU Holdings Ltd. Class A *	772,064	6,431,293
Raia Drogasil SA	46,600	282,098
Vale SA ADR	282,479	4,480,117
WEG SA	600,775	4,563,926

		38,332,867

Chile - 1.0%

Antofagasta PLC	168,783	3,608,914
Banco Santander Chile	53,812,264	2,626,448

		6,235,362

China - 19.1%

BeiGene Ltd. ADR *	6,716	1,211,298
Budweiser Brewing Co. APAC Ltd. ~	348,100	652,583
H World Group Ltd.	54,100	180,891
H World Group Ltd. ADR	713,081	23,845,429
Meituan Class B * ~	54,645	573,706
MicroTech Medical Hangzhou Co. Ltd. Class H * ~	248,500	203,675
NetEase, Inc. ADR	85,496	7,964,807
New Horizon Health Ltd. * ~	788,000	2,336,786
PDD Holdings, Inc. ADR *	30,512	4,464,211
Tencent Holdings Ltd.	578,225	21,830,798
Wuxi Biologics Cayman, Inc. * ~	435,000	1,645,280
WuXi XDC Cayman, Inc. *	986,000	4,040,725
Yum China Holdings, Inc.	655,016	27,792,329
Zai Lab Ltd. ADR *	45,451	1,242,176
ZTO Express Cayman, Inc.	67,527	1,419,310
ZTO Express Cayman, Inc. ADR	902,525	19,205,732

		118,609,736

France - 6.1%

L’Oreal SA	7,481	3,729,283
Pernod Ricard SA	147,463	26,059,927
TotalEnergies SE	120,784	8,213,188

		38,002,398

Hong Kong - 0.1%

AIA Group Ltd.	43,618	379,602

India - 17.3%

Havells India Ltd.	194,838	3,201,310
HCL Technologies Ltd.	156,699	2,757,706
HDFC Bank Ltd.	1,524,912	31,224,128
Kotak Mahindra Bank Ltd.	1,509,834	34,594,132

	Shares	Value
Oberoi Realty Ltd.	456,545	$7,913,707
Tata Consultancy Services Ltd.	611,124	27,832,950

		107,523,933

Indonesia - 1.3%

Bank Central Asia Tbk. PT	10,562,800	6,450,698
Bank Rakyat Indonesia Persero Tbk. PT	3,878,600	1,441,550

		7,892,248

Italy - 1.6%

Ermenegildo Zegna NV	140,655	1,627,379
PRADA SpA	1,447,300	8,275,705

		9,903,084

Japan - 1.5%

Chugai Pharmaceutical Co. Ltd.	78,700	2,973,154
Daiichi Sankyo Co. Ltd.	226,900	6,211,776

		9,184,930

Mexico - 12.8%

America Movil SAB de CV ADR	696,933	12,907,199
Fomento Economico Mexicano SAB de CV	1,092,213	14,214,656
Grupo Financiero Banorte SAB de CV Class O	33,600	337,880
Grupo Mexico SAB de CV	6,341,947	35,173,698
Wal-Mart de Mexico SAB de CV	3,955,686	16,672,072

		79,305,505

Netherlands - 0.6%

Argenx SE ADR *	9,694	3,687,888

Peru - 1.1%

Credicorp Ltd.	44,238	6,632,603

Philippines - 1.2%

SM Investments Corp.	438,429	6,901,023
SM Prime Holdings, Inc.	807,800	479,939

		7,380,962

Poland - 0.0%

Allegro.eu SA * ~	24,510	207,457

Portugal - 1.5%

Galp Energia SGPS SA	623,679	9,176,611

Russia - 0.0%

Novatek PJSC GDR (LI) * ~ Ω ±	258,603	–
Polyus PJSC GDR * ~ Ω ±	41,905	–
Sberbank of Russia PJSC * ~ Ω ±	156,504	–
Yandex NV Class A * Ω ±	4,890	–

		–

South Africa - 1.1%

FirstRand Ltd.	1,656,237	6,644,797

South Korea - 9.9%

Kakao Corp. *	67,875	2,847,334
LG Chem Ltd. *	31,437	12,091,401
LG H&H Co. Ltd. *	4,851	1,332,502
Samsung Biologics Co. Ltd. * ~	17,925	10,544,915
Samsung Electronics Co. Ltd.	525,773	31,912,735
SK Hynix, Inc.	24,992	2,727,575

		61,456,462

Switzerland - 3.7%

Cie Financiere Richemont SA Class A	167,268	23,103,736

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

EMERGING MARKETS PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Shares	Value

Taiwan - 9.0%

MediaTek, Inc.	26,000	$858,518
Taiwan Semiconductor Manufacturing Co. Ltd.	2,882,376	55,259,581

		56,118,099

Turkey - 0.2%

Akbank T.A.S	782,699	968,009
BIM Birlesik Magazalar AS	30,534	311,418

		1,279,427

Total Common Stocks (Cost $581,963,544)		591,057,707

	Principal Amount
SHORT-TERM INVESTMENTS - 3.1%

Repurchase Agreements - 3.1%

Fixed Income Clearing Corp. 4.950% due 01/02/24 (Dated 12/29/23, repurchase price of $19,342,927; collateralized by U.S. Treasury Notes: 0.125% due 01/15/32 and value $19,718,990)	$19,332,294	19,332,294

Total Short-Term Investments (Cost $19,332,294)		19,332,294

TOTAL INVESTMENTS - 99.4% (Cost $606,194,665)		616,716,246

OTHER ASSETS & LIABILITIES, NET - 0.6%		3,794,679

NET ASSETS - 100.0%		$620,510,925

Notes to Schedule of Investments

(a)	As of December 31, 2023, the Fund’s composition by sector as a percentage of net assets was as follows:

Technology	20.9%
Financial	19.1%
Consumer, Cyclical	16.6%
Consumer, Non-Cyclical	16.5%
Basic Materials	8.9%
Communications	6.9%
Industrial	4.6%
Short-Term Investments	3.1%
Others (each less than 3.0%)	2.8%

99.4%
Other Assets & Liabilities, Net	0.6%

100.0%

(b)	As of December 31, 2023, the Fund’s composition by country of risk as a percentage of net assets was as follows:

China	19.1%
India	17.3%
Mexico	12.8%
South Korea	9.9%
Taiwan	9.0%
Brazil	7.2%
France	6.1%
Switzerland	3.7%
United States (Includes Short-Term Investments)	3.1%
Others (each less than 3.0%)	11.2%

99.4%
Other Assets & Liabilities, Net	0.6%

100.0%

(c)	Fair Value Measurements

As of December 31, 2023, the Fund’s investments, as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities were as follows:

		Total Value at December 31, 2023	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Rights	$3,734	$3,734	$–	$–
	Preferred Stocks	6,322,511	–	6,322,511	–
	Common Stocks
	Brazil	38,332,867	10,911,410	27,421,457	–
	Chile	6,235,362	2,626,448	3,608,914	–
	China	118,609,736	89,970,382	28,639,354	–
	France	38,002,398	–	38,002,398	–
	Hong Kong	379,602	–	379,602	–
	India	107,523,933	–	107,523,933	–
	Indonesia	7,892,248	–	7,892,248	–
	Italy	9,903,084	1,627,379	8,275,705	–
	Japan	9,184,930	–	9,184,930	–
	Mexico	79,305,505	79,305,505	–	–
	Netherlands	3,687,888	3,687,888	–	–
	Peru	6,632,603	6,632,603	–	–
	Philippines	7,380,962	479,939	6,901,023	–
	Poland	207,457	–	207,457	–
	Portugal	9,176,611	–	9,176,611	–
	South Africa	6,644,797	–	6,644,797	–
	South Korea	61,456,462	–	61,456,462	–
	Switzerland	23,103,736	–	23,103,736	–
	Taiwan	56,118,099	–	56,118,099	–
	Turkey	1,279,427	–	1,279,427	–

	Total Common Stocks	591,057,707	195,241,554	395,816,153	–

	Short-Term Investments	19,332,294	–	19,332,294	–

	Total	$616,716,246	$195,245,288	$421,470,958	$–

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

INTERNATIONAL GROWTH PORTFOLIO

Schedule of Investments

December 31, 2023

	Shares	Value
COMMON STOCKS - 99.4%

Australia - 1.8%

Brambles Ltd.	1,195,891	$11,084,579
Computershare Ltd.	271,930	4,529,095

		15,613,674

Brazil - 1.0%

MercadoLibre, Inc. *	5,819	9,144,791

Canada - 8.2%

Canadian Pacific Kansas City Ltd.	298,809	23,642,229
Loblaw Cos. Ltd.	133,590	12,933,040
Shopify, Inc. Class A *	117,842	9,179,892
Suncor Energy, Inc.	375,236	12,021,258
Thomson Reuters Corp.	90,036	13,163,786

		70,940,205

China - 0.4%

Zai Lab Ltd. *	456,200	1,234,884
Zai Lab Ltd. ADR *	85,128	2,326,548

		3,561,432

Denmark - 4.7%

Novo Nordisk AS Class B	388,582	40,269,202

France - 11.7%

Airbus SE	74,325	11,482,349
Edenred SE	108,136	6,471,369
EssilorLuxottica SA	63,962	12,843,487
Kering SA	9,564	4,235,879
L’Oreal SA	33,115	16,507,846
LVMH Moet Hennessy Louis Vuitton SE	36,392	29,569,841
Safran SA	111,054	19,579,968

		100,690,739

Germany - 7.7%

BioNTech SE ADR *	16,884	1,781,938
Deutsche Boerse AG	84,117	17,322,607
Deutsche Telekom AG	842,110	20,247,108
SAP SE	163,428	25,155,088
Schott Pharma AG & Co. KGaA *	60,942	2,260,505

		66,767,246

Hong Kong - 2.5%

AIA Group Ltd.	1,484,731	12,921,434
Hong Kong Exchanges & Clearing Ltd.	244,136	8,373,928

		21,295,362

India - 0.5%

HDFC Bank Ltd. ADR	65,615	4,403,423

Israel - 0.9%

Nice Ltd. ADR *	39,088	7,798,447

Italy - 1.0%

Intesa Sanpaolo SpA	3,073,416	8,994,023

Japan - 15.6%

Daiichi Sankyo Co. Ltd.	378,625	10,365,509
Hoya Corp.	115,108	14,335,450
Keyence Corp.	37,208	16,347,568
MonotaRO Co. Ltd.	284,820	3,099,204
Nomura Research Institute Ltd.	212,411	6,168,995

	Shares	Value
Olympus Corp.	1,012,859	$14,619,876
Shiseido Co. Ltd.	240,709	7,255,539
SMC Corp.	21,847	11,686,746
Sony Group Corp.	266,063	25,178,299
Tokyo Electron Ltd.	142,528	25,332,906

		134,390,092

Netherlands - 4.8%

Argenx SE *	29,007	11,033,346
ASML Holding NV	39,925	30,138,883

		41,172,229

New Zealand - 0.5%

Xero Ltd. *	59,393	4,531,005

Portugal - 2.0%

EDP - Energias de Portugal SA	3,458,585	17,407,052

Spain - 5.6%

Amadeus IT Group SA	189,924	13,640,634
Iberdrola SA	463,875	6,084,547
Industria de Diseno Textil SA	655,066	28,583,183

		48,308,364

Sweden - 2.3%

Atlas Copco AB Class A	882,456	15,205,696
Hexagon AB Class B	359,788	4,321,521

		19,527,217

Switzerland - 4.2%

Alcon, Inc.	190,385	14,894,954
Givaudan SA	2,941	12,195,480
Straumann Holding AG	57,894	9,355,836

		36,446,270

United Kingdom - 11.8%

3i Group PLC	348,128	10,715,209
AstraZeneca PLC	159,565	21,523,698
Diageo PLC	367,224	13,328,453
London Stock Exchange Group PLC	251,449	29,724,170
RELX PLC	435,823	17,290,758
Rentokil Initial PLC	1,592,754	8,977,177

		101,559,465

United States - 12.2%

Accenture PLC Class A	59,841	20,998,805
CRH PLC	256,221	17,720,244
Haleon PLC	3,691,741	15,114,987
Linde PLC	39,971	16,416,489
Nestle SA	301,075	34,900,572

		105,151,097

Total Common Stocks (Cost $806,292,164)		857,971,335

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

INTERNATIONAL GROWTH PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Principal Amount	Value
SHORT-TERM INVESTMENTS - 0.2%

Repurchase Agreements - 0.2%

Fixed Income Clearing Corp. 4.950% due 01/02/24 (Dated 12/29/23, repurchase price of $1,406,885; collateralized by U.S. Treasury Notes: 0.750% due 03/31/26 and value $1,434,312)	$1,406,111	$1,406,111

Total Short-Term Investments (Cost $1,406,111)		1,406,111

TOTAL INVESTMENTS - 99.6% (Cost $807,698,275)		859,377,446

OTHER ASSETS & LIABILITIES, NET - 0.4%		3,693,042

NET ASSETS - 100.0%		$863,070,488

Notes to Schedule of Investments

(a)	As of December 31, 2023, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	34.8%
Industrial	15.6%
Technology	13.0%
Financial	11.2%
Consumer, Cyclical	10.1%
Communications	7.3%
Basic Materials	3.3%
Others (each less than 3.0%)	4.3%

99.6%
Other Assets & Liabilities, Net	0.4%

100.0%

(b)	As of December 31, 2023, the Fund’s composition by country of risk as a percentage of net assets was as follows:

Japan	15.6%
United States (Includes Short-Term Investments)	12.4%
United Kingdom	11.8%
France	11.7%
Canada	8.2%
Germany	7.7%
Spain	5.6%
Netherlands	4.8%
Denmark	4.7%
Switzerland	4.2%
Others(each less than 3.0%)	12.9%

99.6%
Other Assets & Liabilities, Net	0.4%

100.0%

(c)	Fair Value Measurements

As of December 31, 2023, the Fund’s investments, as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities were as follows:

		Total Value at December 31, 2023	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Australia	$15,613,674	$–	$15,613,674	$–
	Brazil	9,144,791	9,144,791	–	–
	Canada	70,940,205	70,940,205	–	–
	China	3,561,432	2,326,548	1,234,884	–
	Denmark	40,269,202	–	40,269,202	–
	France	100,690,739	–	100,690,739	–
	Germany	66,767,246	4,042,443	62,724,803	–
	Hong Kong	21,295,362	–	21,295,362	–
	India	4,403,423	4,403,423	–	–
	Israel	7,798,447	7,798,447	–	–
	Italy	8,994,023	–	8,994,023	–
	Japan	134,390,092	–	134,390,092	–
	Netherlands	41,172,229	–	41,172,229	–
	New Zealand	4,531,005	–	4,531,005	–
	Portugal	17,407,052	–	17,407,052	–
	Spain	48,308,364	–	48,308,364	–
	Sweden	19,527,217	–	19,527,217	–
	Switzerland	36,446,270	–	36,446,270	–
	United Kingdom	101,559,465	–	101,559,465	–
	United States	105,151,097	55,135,538	50,015,559	–

	Total Common Stocks	857,971,335	153,791,395	704,179,940	–

	Short-Term Investments	1,406,111	–	1,406,111	–

	Total	$859,377,446	$153,791,395	$705,586,051	$–

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments

December 31, 2023

	Shares	Value
COMMON STOCKS - 98.4%

Australia - 0.9%

Rio Tinto PLC	123,234	$9,166,276

Belgium - 0.6%

KBC Group NV	88,026	5,712,830

Canada - 3.9%

Canadian National Railway Co.	106,955	13,436,757
Intact Financial Corp.	44,766	6,887,285
Suncor Energy, Inc.	249,524	7,993,882
Toronto-Dominion Bank	165,395	10,687,234

		39,005,158

China - 1.8%

NetEase, Inc.	309,000	5,574,849
Tencent Holdings Ltd.	215,123	8,121,937
Yum China Holdings, Inc.	102,519	4,349,881

		18,046,667

Denmark - 2.8%

Carlsberg AS Class B	61,778	7,752,155
Novo Nordisk AS Class B	197,824	20,500,730

		28,252,885

France - 16.1%

Air Liquide SA	156,154	30,402,470
Capgemini SE	108,845	22,747,684
Cie de Saint-Gobain SA	175,990	12,978,790
Cie Generale des Etablissements Michelin SCA	218,371	7,845,312
Dassault Systemes SE	125,581	6,146,852
Engie SA	798,180	14,060,973
EssilorLuxottica SA	79,202	15,903,659
L’Oreal SA	10,412	5,190,388
Legrand SA	88,817	9,249,067
LVMH Moet Hennessy Louis Vuitton SE	27,426	22,284,635
Pernod Ricard SA	73,249	12,944,695

		159,754,525

Germany - 8.8%

Bayer AG	130,559	4,844,248
Beiersdorf AG	132,970	19,912,896
Deutsche Boerse AG	92,827	19,116,298
Merck KGaA	98,032	15,608,109
MTU Aero Engines AG	24,364	5,249,117
SAP SE	148,141	22,802,090

		87,532,758

Hong Kong - 2.5%

AIA Group Ltd.	1,959,207	17,050,742
Prudential PLC	658,470	7,429,310

		24,480,052

India - 1.9%

HDFC Bank Ltd.	599,410	12,273,531
Tata Consultancy Services Ltd.	151,183	6,885,458

		19,158,989

Ireland - 2.0%

AIB Group PLC	1,007,454	4,314,684
Ryanair Holdings PLC ADR *	115,824	15,446,289

		19,760,973

Israel - 0.9%

Check Point Software Technologies Ltd. *	58,561	8,947,535

	Shares	Value
Italy - 2.6%

Eni SpA	748,315	$12,692,459
Intesa Sanpaolo SpA	4,608,753	13,487,023

		26,179,482

Japan - 14.6%

Daikin Industries Ltd.	79,100	12,831,600
Denso Corp.	720,400	10,814,887
Hitachi Ltd.	304,400	21,895,391
Hoya Corp.	55,600	6,924,375
Koito Manufacturing Co. Ltd.	26,500	411,777
Kose Corp.	74,700	5,583,468
Kubota Corp.	236,900	3,555,392
Kyocera Corp.	756,800	11,019,052
Mitsubishi Electric Corp.	652,400	9,227,594
Olympus Corp.	668,600	9,650,750
Seven & i Holdings Co. Ltd.	206,300	8,159,072
Shin-Etsu Chemical Co. Ltd.	170,100	7,114,120
SMC Corp.	19,100	10,217,277
Sony Group Corp.	152,500	14,431,509
Terumo Corp.	270,900	8,858,704
ZOZO, Inc.	187,800	4,238,480

		144,933,448

Netherlands - 3.2%

Akzo Nobel NV	148,156	12,268,320
ING Groep NV	981,770	14,721,184
Randstad NV	67,647	4,245,530

		31,235,034

Portugal - 0.7%

Galp Energia SGPS SA	474,367	6,979,683

Singapore - 1.2%

DBS Group Holdings Ltd.	451,514	11,418,256

South Korea - 1.0%

Samsung Electronics Co. Ltd.	162,131	9,840,832

Spain - 1.0%

Amadeus IT Group SA	140,583	10,096,887

Switzerland - 9.2%

Cie Financiere Richemont SA Class A	129,294	17,858,613
Julius Baer Group Ltd.	113,608	6,373,187
Novartis AG	148,424	14,992,380
Sika AG	25,810	8,416,024
Sonova Holding AG	27,021	8,837,157
UBS Group AG (XVTX)	636,189	19,761,023
Zurich Insurance Group AG	28,269	14,779,792

		91,018,176

Taiwan - 1.3%

Taiwan Semiconductor Manufacturing Co. Ltd. ADR	120,329	12,514,216

United Kingdom - 8.6%

Compass Group PLC	823,295	22,528,083
Diageo PLC	322,925	11,720,614
London Stock Exchange Group PLC	113,842	13,457,437
RELX PLC	448,578	17,796,518
Rolls-Royce Holdings PLC *	3,035,443	11,578,299
Tesco PLC	2,221,659	8,230,635

		85,311,586

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Shares	Value
United States - 12.8%

Experian PLC	463,847	$18,922,786
Linde PLC	37,568	15,429,553
Nestle SA	260,400	30,185,531
Qiagen NV *	218,192	9,486,177
Roche Holding AG	78,472	22,811,301
Schneider Electric SE	150,352	30,266,787

		127,102,135

Total Common Stocks (Cost $748,257,123)		976,448,383

	Principal Amount

SHORT-TERM INVESTMENTS - 0.8%

U.S. Government Agency Issues - 0.8%

Federal Home Loan Bank 11.124% due 01/02/24	$8,068,000	8,063,339

Total Short-Term Investments (Cost $8,066,835)		8,063,339

TOTAL INVESTMENTS - 99.2% (Cost $756,323,958)		984,511,722

OTHER ASSETS & LIABILITIES, NET - 0.8%		7,620,549

NET ASSETS - 100.0%		$992,132,271

Notes to Schedule of Investments

(a)	As of December 31, 2023, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	29.4%
Financial	17.9%
Industrial	16.8%
Consumer, Cyclical	11.7%
Technology	9.6%
Basic Materials	7.5%
Others (each less than 3.0%)	6.3%

99.2%
Other Assets & Liabilities, Net	0.8%

100.0%

(b)	As of December 31, 2023, the Fund’s composition by country of risk as a percentage of net assets was as follows:

France	16.1%
Japan	14.6%
United States (Includes Short-Term Investments)	13.6%
Switzerland	9.2%
Germany	8.8%
United Kingdom	8.6%
Canada	3.9%
Netherlands	3.2%
Others (each less than 3.0%)	21.2%

99.2%
Other Assets & Liabilities, Net	0.8%

100.0%

(c)	Fair Value Measurements

As of December 31, 2023, the Fund’s investments, as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities were as follows:

		Total Value at December 31, 2023	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Australia	$9,166,276	$ –	$9,166,276	$ –
	Belgium	5,712,830	–	5,712,830	–
	Canada	39,005,158	39,005,158	–	–
	China	18,046,667	4,349,881	13,696,786	–
	Denmark	28,252,885	–	28,252,885	–
	France	159,754,525	–	159,754,525	–
	Germany	87,532,758	–	87,532,758	–
	Hong Kong	24,480,052	–	24,480,052	–
	India	19,158,989	–	19,158,989	–
	Ireland	19,760,973	15,446,289	4,314,684	–
	Israel	8,947,535	8,947,535	–	–
	Italy	26,179,482	–	26,179,482	–
	Japan	144,933,448	–	144,933,448	–
	Netherlands	31,235,034	–	31,235,034	–
	Portugal	6,979,683	–	6,979,683	–
	Singapore	11,418,256	–	11,418,256	–
	South Korea	9,840,832	–	9,840,832	–
	Spain	10,096,887	–	10,096,887	–
	Switzerland	91,018,176	–	91,018,176	–
	Taiwan	12,514,216	12,514,216	–	–
	United Kingdom	85,311,586	–	85,311,586	–
	United States	127,102,135	15,429,553	111,672,582	–

	Total Common Stocks	976,448,383	95,692,632	880,755,751	–

	Short-Term Investments	8,063,339	–	8,063,339	–

	Total	$984,511,722	$95,692,632	$888,819,090	$ –

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

INTERNATIONAL SMALL-CAP PORTFOLIO

Schedule of Investments

December 31, 2023

	Shares	Value
COMMON STOCKS - 95.6%

Australia - 3.4%

EBOS Group Ltd.	40,530	$908,974
GUD Holdings Ltd.	219,963	1,797,923
Imdex Ltd.	977,207	1,253,895
Inghams Group Ltd.	663,535	1,791,615
Nanosonics Ltd. *	303,498	909,286
Servcorp Ltd.	189,984	436,296
SomnoMed Ltd. *	385,130	131,224

		7,229,213

Austria - 2.5%

Eurotelesites AG *	85,000	340,624
Mayr Melnhof Karton AG	12,350	1,727,863
Strabag SE	15,800	722,116
Telekom Austria AG *	137,360	1,160,035
Wienerberger AG	44,150	1,471,025

		5,421,663

Belgium - 1.4%

Econocom Group SA NV	327,600	929,451
Fagron	114,780	2,108,132

		3,037,583

Brazil - 1.9%

Afya Ltd. Class A *	30,000	657,900
Atacadao SA	319,200	817,975
Hypera SA	181,272	1,335,201
LOG Commercial Properties e Participacoes SA	262,265	1,225,888

		4,036,964

Canada - 3.1%

CCL Industries, Inc. Class B	32,040	1,440,899
ECN Capital Corp.	147,500	333,950
North West Co., Inc.	51,570	1,528,360
Open Text Corp.	40,150	1,687,449
Parkland Corp.	34,670	1,117,509
Quebecor, Inc. Class A *	22,000	568,326

		6,676,493

Cayman - 0.2%

Patria Investments Ltd. Class A	25,300	392,403

China - 3.0%

Best Pacific International Holdings Ltd. ~	2,187,726	310,991
Chervon Holdings Ltd.	45,700	139,584
Far East Horizon Ltd.	1,931,977	1,520,584
Horizon Construction Development Ltd. *	71,555	42,061
Precision Tsugami China Corp. Ltd. ~	1,021,582	1,223,256
Qingdao Port International Co. Ltd. Class H ~	2,561,352	1,387,529
Shenzhen YUTO Packaging Technology Co. Ltd. Class A	351,616	1,362,828
Xingda International Holdings Ltd.	2,210,865	410,547

		6,397,380

Denmark - 0.6%

Spar Nord Bank AS	75,115	1,186,321

Finland - 1.2%

Huhtamaki OYJ	41,620	1,689,328
Nanoform Finland PLC *	81,300	143,315
Tokmanni Group Corp.	40,000	646,263

		2,478,906

France - 2.9%

Altarea SCA REIT	9,785	865,810
Antin Infrastructure Partners SA	31,100	473,362

	Shares	Value
ARGAN SA REIT	12,751	$1,200,668
Elior Group SA * ~	283,000	919,676
Lectra	27,600	953,066
Thermador Groupe	18,430	1,719,220

		6,131,802

Germany - 4.3%

DWS Group GmbH & Co. KGaA ~	25,300	972,385
JOST Werke SE ~	28,000	1,368,164
Norma Group SE	37,873	669,006
Rheinmetall AG	5,900	1,871,104
Stabilus SE	17,780	1,210,814
Takkt AG	80,430	1,198,674
Talanx AG *	28,140	2,011,031

		9,301,178

Greece - 0.9%

Mytilineos SA	46,140	1,869,361

Hong Kong - 1.6%

ASMPT Ltd.	176,106	1,679,297
Sino Land Co. Ltd.	936,344	1,018,256
WH Group Ltd. ~	1,083,000	699,400

		3,396,953

Hungary - 1.0%

Richter Gedeon Nyrt	88,586	2,234,354

Indonesia - 0.6%

Selamat Sempurna Tbk. PT	9,635,730	1,248,508

Ireland - 2.1%

AerCap Holdings NV *	18,077	1,343,483
Dalata Hotel Group PLC	246,370	1,256,548
Irish Residential Properties REIT PLC REIT ◇	1,126,870	1,376,162
Mincon Group PLC	818,000	573,425

		4,549,618

Italy - 1.3%

Banca Generali SpA	30,140	1,121,159
Recordati Industria Chimica e Farmaceutica SpA	29,700	1,601,506

		2,722,665

Japan - 21.2%

Amano Corp.	67,410	1,595,870
As One Corp.	20,000	792,343
ASKUL Corp.	98,600	1,499,697
Capcom Co. Ltd.	31,370	1,012,332
Daiichikosho Co. Ltd.	47,900	707,213
Daiwa Industries Ltd.	77,400	826,303
Dexerials Corp.	39,970	1,164,816
Dip Corp.	36,500	829,793
GMO internet group, Inc.	76,730	1,391,263
Hokuhoku Financial Group, Inc.	55,000	592,397
Inaba Denki Sangyo Co. Ltd.	55,520	1,336,186
Isuzu Motors Ltd.	100,940	1,294,018
Kamigumi Co. Ltd.	61,080	1,455,577
Kyoto Financial Group, Inc.	56,000	870,101
Maruwa Co. Ltd.	7,870	1,640,819
MEITEC Group Holdings, Inc.	68,150	1,363,567
Minebea Mitsumi, Inc.	72,860	1,491,299
Mitani Corp.	71,400	986,275
Nishimoto Co. Ltd.	35,889	1,490,496
NOF Corp.	36,820	1,826,590
NSD Co. Ltd.	87,140	1,672,404
PALTAC Corp.	42,670	1,347,778

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

INTERNATIONAL SMALL-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Shares	Value
Park24 Co. Ltd. *	53,200	$679,995
Persol Holdings Co. Ltd.	486,000	831,502
Prestige International, Inc.	130,000	551,951
Relo Group, Inc.	75,000	901,768
Renesas Electronics Corp. *	119,930	2,144,464
Roland Corp.	47,320	1,474,311
S Foods, Inc.	82,300	1,919,876
San-Ai Obbli Co. Ltd.	105,940	1,203,249
Ship Healthcare Holdings, Inc.	101,850	1,736,214
SUMCO Corp.	87,570	1,309,975
TechnoPro Holdings, Inc.	54,380	1,427,547
TIS, Inc.	48,100	1,057,204
TKC Corp.	24,700	657,486
Tsuruha Holdings, Inc.	25,390	2,324,261

		45,406,940

Mexico - 2.7%

Bolsa Mexicana de Valores SAB de CV	808,459	1,673,002
Gruma SAB de CV Class B	120,876	2,214,791
Grupo Comercial Chedraui SA de CV	307,530	1,857,748

		5,745,541

Netherlands - 1.3%

Acomo NV	68,190	1,320,382
Arcadis NV	28,450	1,536,905

		2,857,287

Norway - 1.6%

Europris ASA ~	272,230	2,056,034
SpareBank 1 SMN	95,800	1,336,872

		3,392,906

Peru - 0.5%

Intercorp Financial Services, Inc.	50,995	1,119,340

Philippines - 1.7%

Century Pacific Food, Inc.	3,991,695	2,231,024
Robinsons Land Corp.	5,118,389	1,472,955

		3,703,979

Singapore - 1.5%

Hour Glass Ltd.	591,062	743,446
HRnetgroup Ltd. ~	1,750,665	948,457
Mapletree Industrial Trust REIT	825,319	1,568,010

		3,259,913

South Korea - 1.6%

Hyundai Marine & Fire Insurance Co. Ltd. *	34,084	817,773
Soulbrain Co. Ltd. *	6,780	1,593,185
Vitzrocell Co. Ltd.	79,230	998,433

		3,409,391

Spain - 3.9%

Cia de Distribucion Integral Logista Holdings SA	87,220	2,358,848
CIE Automotive SA	56,370	1,604,340
Grupo Catalana Occidente SA	55,020	1,880,948
Indra Sistemas SA	58,490	905,912
Prosegur Cia de Seguridad SA	479,800	932,115
Viscofan SA	10,700	633,138

		8,315,301

Sweden - 1.9%

Alligo AB Class B	52,580	647,763
Granges AB	140,840	1,621,840
Hexpol AB	109,720	1,329,332
Nordnet AB publ	27,300	464,782

		4,063,717

	Shares	Value
Taiwan - 3.5%

International Games System Co. Ltd.	100,350	$2,364,327
Sporton International, Inc.	158,209	1,241,388
Test Research, Inc.	444,767	908,132
Tripod Technology Corp.	256,139	1,624,161
Yageo Corp.	67,844	1,317,356

		7,455,364

Thailand - 0.5%

Star Petroleum Refining PCL	4,226,347	1,017,214

United Kingdom - 16.2%

Ashtead Technology Holdings PLC	384,740	3,011,111
B&M European Value Retail SA	309,503	2,206,896
Bodycote PLC	127,696	967,654
DCC PLC	9,400	691,662
Direct Line Insurance Group PLC *	450,000	1,042,108
Grainger PLC	528,198	1,780,120
Harbour Energy PLC	267,137	1,049,574
Hiscox Ltd.	125,170	1,681,635
Indivior PLC *	42,000	634,393
Informa PLC	207,104	2,059,940
J D Wetherspoon PLC *	131,444	1,357,953
JET2 PLC	96,254	1,532,400
John Wood Group PLC *	713,708	1,559,895
Lancashire Holdings Ltd.	303,071	2,410,571
LSL Property Services PLC	267,604	880,042
On the Beach Group PLC * ~	666,849	1,483,992
Pets at Home Group PLC	207,100	839,984
Premier Foods PLC	792,750	1,370,209
Rathbones Group PLC	25,300	561,490
Sabre Insurance Group PLC ~	774,986	1,495,584
Savills PLC	99,735	1,231,863
Tate & Lyle PLC	220,187	1,849,559
Vistry Group PLC	108,226	1,264,779
WH Smith PLC	102,114	1,733,999

		34,697,413

United States - 5.5%

Adient PLC *	29,700	1,079,892
Adtalem Global Education, Inc. *	25,380	1,496,151
Antero Resources Corp. *	52,341	1,187,094
GCC SAB de CV	251,000	2,957,428
GrafTech International Ltd.	144,691	316,873
Impro Precision Industries Ltd. ~	1,709,821	525,501
Ovintiv, Inc.	24,930	1,094,926
RHI Magnesita NV	53,840	2,374,813
Westrock Co.	15,000	622,800

		11,655,478

Total Common Stocks (Cost $196,934,355)		204,411,149

EXCHANGE-TRADED FUNDS - 3.0%

iShares MSCI India	134,000	6,540,540

Total Exchange-Traded Funds (Cost $6,337,121)		6,540,540

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

INTERNATIONAL SMALL-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Principal Amount	Value

SHORT-TERM INVESTMENTS - 0.6%

Repurchase Agreements - 0.6%

Fixed Income Clearing Corp. 4.950% due 01/02/24 (Dated 12/29/23, repurchase price of $1,321,222; collateralized by U.S. Treasury Notes: 0.750% due 03/31/26 and value $1,346,939)	$1,320,496	$1,320,496

Total Short-Term Investments (Cost $1,320,496)		1,320,496

TOTAL INVESTMENTS - 99.2% (Cost $204,591,972)		212,272,185

OTHER ASSETS & LIABILITIES, NET - 0.8%		1,618,634

NET ASSETS - 100.0%		$213,890,819

Notes to Schedule of Investments

(a)	As of December 31, 2023, the Fund’s composition by sector as a percentage of net assets was as follows:

Industrial	21.3%
Consumer, Non-Cyclical	20.9%
Financial	17.6%
Consumer, Cyclical	17.1%
Technology	7.6%
Energy	4.9%
Communications	3.7%
Exchange-Traded Funds	3.0%
Others (each less than 3.0%)	3.1%

99.2%
Other Assets & Liabilities, Net	0.8%

100.0%

(b)	As of December 31, 2023, the Fund’s composition by country of risk as a percentage of net assets was as follows:

Japan	21.2%
United Kingdom	16.2%
United States (Includes Short-Term Investments)	6.1%
Germany	4.3%
Spain	3.9%
Taiwan	3.5%
Australia	3.4%
Canada	3.1%
China	3.0%
Others (each less than 3.0%)	34.5%

99.2%
Other Assets & Liabilities, Net	0.8%

100.0%

(c)	As of December 31, 2023, restricted security was as follows:

Issuer and Acquisition Date	Cost	Value	Value as a % of Net Assets
Irish Residential Properties REIT PLC Acq 10/20/21	$1,978,003	$1,376,162	0.6%

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

INTERNATIONAL SMALL-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

(d)	Fair Value Measurements

As of December 31, 2023, the Fund’s investments, as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities were as follows:

		Total Value at December 31, 2023	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Australia	$7,229,213	$567,520	$6,661,693	$ –
	Austria	5,421,663	2,222,775	3,198,888	–
	Belgium	3,037,583	929,451	2,108,132	–
	Brazil	4,036,964	657,900	3,379,064	–
	Canada	6,676,493	6,676,493	–	–
	Cayman	392,403	392,403	–	–
	China	6,397,380	3,513,968	2,883,412	–
	Denmark	1,186,321	–	1,186,321	–
	Finland	2,478,906	–	2,478,906	–
	France	6,131,802	1,719,220	4,412,582	–
	Germany	9,301,178	1,198,674	8,102,504	–
	Greece	1,869,361	1,869,361	–	–
	Hong Kong	3,396,953	–	3,396,953	–
	Hungary	2,234,354	2,234,354	–	–
	Indonesia	1,248,508	1,248,508	–	–
	Ireland	4,549,618	3,173,456	1,376,162	–
	Italy	2,722,665	–	2,722,665	–
	Japan	45,406,940	–	45,406,940	–
	Mexico	5,745,541	5,745,541	–	–
	Netherlands	2,857,287	1,320,382	1,536,905	–
	Norway	3,392,906	–	3,392,906	–
	Peru	1,119,340	1,119,340	–	–
	Philippines	3,703,979	2,231,024	1,472,955	–
	Singapore	3,259,913	1,691,903	1,568,010	–
	South Korea	3,409,391	–	3,409,391	–
	Spain	8,315,301	633,138	7,682,163	–
	Sweden	4,063,717	–	4,063,717	–
	Taiwan	7,455,364	–	7,455,364	–
	Thailand	1,017,214	–	1,017,214	–
	United Kingdom	34,697,413	21,043,078	13,654,335	–
	United States	11,655,478	8,755,164	2,900,314	–

	Total Common Stocks	204,411,149	68,943,653	135,467,496	–

	Exchange-Traded Funds	6,540,540	6,540,540	–	–
	Short-Term Investments	1,320,496	–	1,320,496	–

	Total	$212,272,185	$75,484,193	$136,787,992	$ –

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

INTERNATIONAL VALUE PORTFOLIO

Schedule of Investments

December 31, 2023

	Shares	Value
PREFERRED STOCKS - 2.3%

Brazil - 0.5%

Raizen SA	6,025,100	$4,997,091

Germany - 1.8%

Henkel AG & Co. KGaA	89,043	7,162,798
Volkswagen AG	86,970	10,719,595

		17,882,393

Total Preferred Stocks (Cost $21,341,802)		22,879,484

COMMON STOCKS - 94.7%

Austria - 2.2%

ams-OSRAM AG *	1,591,712	4,012,197
Erste Group Bank AG	245,948	9,962,100
Mondi PLC	397,846	7,783,739

		21,758,036

Belgium - 1.2%

Ageas SA	165,464	7,192,808
Proximus SADP	495,585	4,659,155

		11,851,963

Brazil - 3.4%

Atacadao SA	1,913,008	4,902,234
Banco Bradesco SA ADR	3,083,673	10,792,855
Cia de Saneamento Basico do Estado de Sao Paulo SABESP	411,178	6,319,690
Telefonica Brasil SA	839,273	9,219,037
Ultrapar Participacoes SA	458,755	2,488,633

		33,722,449

Burkina Faso - 0.3%

Endeavour Mining PLC	132,762	2,982,774

Canada - 1.2%

ARC Resources Ltd.	266,682	3,958,820
Barrick Gold Corp.	459,678	8,305,114

		12,263,934

China - 0.8%

Alibaba Group Holding Ltd.	532,320	5,127,591
Baidu, Inc. Class A *	65,910	981,130
Dongfeng Motor Group Co. Ltd. Class H	3,917,460	1,952,145

		8,060,866

Finland - 0.6%

Nokia OYJ (OMXH)	1,727,709	5,884,456

France - 12.1%

AXA SA	477,479	15,592,766
BNP Paribas SA	178,512	12,396,884
Carrefour SA	441,902	8,093,275
Cie de Saint-Gobain SA	164,676	12,144,413
Engie SA	894,797	15,763,007
Orange SA	788,741	8,989,792
Renault SA	157,301	6,433,599
Societe Generale SA	434,889	11,570,357
TotalEnergies SE	317,689	21,602,527
Valeo SE	390,322	6,032,667

		118,619,287

Germany - 6.5%

BASF SE	194,116	10,452,580

	Shares	Value
Ceconomy AG *	444,041	$1,213,520
Continental AG	72,209	6,132,810
Daimler Truck Holding AG	277,938	10,440,476
Evonik Industries AG	368,091	7,519,708
Fresenius SE & Co. KGaA	297,845	9,231,865
Heidelberg Materials AG	152,917	13,668,964
Mercedes-Benz Group AG	73,130	5,045,810

		63,705,733

Hong Kong - 1.2%

CK Asset Holdings Ltd.	1,169,769	5,871,177
WH Group Ltd. ~	8,606,911	5,558,334

		11,429,511

India - 0.9%

Canara Bank	983,959	5,167,906
Oil & Natural Gas Corp. Ltd.	1,384,736	3,409,243

		8,577,149

Ireland - 1.2%

AIB Group PLC	1,351,834	5,789,581
Bank of Ireland Group PLC	653,771	5,935,227

		11,724,808

Italy - 4.3%

BPER Banca	1,963,229	6,582,241
Eni SpA	1,003,178	17,015,289
UniCredit SpA	690,640	18,805,916

		42,403,446

Japan - 21.1%

Alfresa Holdings Corp.	194,830	3,307,479
Alps Alpine Co. Ltd.	289,306	2,514,787
Amada Co. Ltd.	317,450	3,299,918
Dai-ichi Life Holdings, Inc.	423,065	8,974,444
DeNA Co. Ltd.	220,021	2,145,647
Eisai Co. Ltd.	45,604	2,270,677
Hakuhodo DY Holdings, Inc.	425,130	3,248,850
Hino Motors Ltd. *	588,868	1,928,428
Honda Motor Co. Ltd.	277,330	2,860,718
Isuzu Motors Ltd.	553,571	7,096,599
Japan Airlines Co. Ltd.	237,077	4,657,395
JGC Holdings Corp.	313,490	3,607,963
Kirin Holdings Co. Ltd.	505,007	7,393,368
Kubota Corp.	685,740	10,291,577
Makita Corp.	235,378	6,474,157
Mitsubishi Estate Co. Ltd.	518,797	7,111,706
Mitsubishi Gas Chemical Co., Inc.	313,360	5,002,899
Mitsubishi UFJ Financial Group, Inc.	1,049,063	9,003,194
MS&AD Insurance Group Holdings, Inc.	267,305	10,510,117
Nikon Corp.	292,292	2,885,028
Nippon Television Holdings, Inc.	272,937	2,973,997
Nissan Motor Co. Ltd.	1,992,538	7,790,673
Nomura Holdings, Inc.	979,595	4,411,673
Ono Pharmaceutical Co. Ltd.	305,920	5,442,167
Resona Holdings, Inc.	1,238,985	6,280,829
Stanley Electric Co. Ltd.	234,226	4,394,252
Subaru Corp.	312,388	5,697,772
Sumitomo Electric Industries Ltd.	590,023	7,486,555
Sumitomo Heavy Industries Ltd.	149,441	3,756,216
Sumitomo Mitsui Trust Holdings, Inc.	533,494	10,217,412
Sumitomo Rubber Industries Ltd.	346,887	3,756,402
T&D Holdings, Inc.	788,506	12,517,889
Taiheiyo Cement Corp.	140,621	2,891,851
Takeda Pharmaceutical Co. Ltd.	239,738	6,875,212
THK Co. Ltd.	252,079	4,925,870
Tsuruha Holdings, Inc.	54,716	5,008,832
Yamato Holdings Co. Ltd.	441,947	8,155,461

		207,168,014

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

INTERNATIONAL VALUE PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Shares	Value

Luxembourg - 0.3%

RTL Group SA *	85,496	$3,302,007

Malaysia - 0.4%

CIMB Group Holdings Bhd.	3,467,187	4,414,367

Mexico - 0.3%

Fresnillo PLC	373,045	2,824,665

Netherlands - 7.3%

ABN AMRO Bank NV GDR ~	637,923	9,593,391
ING Groep NV	670,222	10,049,667
Koninklijke Philips NV *	534,114	12,499,457
NN Group NV	226,791	8,962,971
Shell PLC	901,613	29,513,460
VEON Ltd. ADR *	60,476	1,191,377

		71,810,323

Norway - 0.1%

Norsk Hydro ASA	169,654	1,140,347

Russia - 0.0%

Gazprom PJSC * Ω±	340,336	–
Gazprom PJSC ADR (OTC) * Ω ±	143,066	–
LUKOIL PJSC ADR (OTC) * Ω ±	24,064	–
Mobile TeleSystems PJSC ADR * Ω ±	327,186	1
Sberbank of Russia PJSC * Ω ±	927,996	–

		1

South Africa - 1.4%

Anglo American PLC	203,575	5,094,810
MTN Group Ltd.	627,215	3,960,275
Old Mutual Ltd.	6,130,863	4,377,153

		13,432,238

South Korea - 4.9%

Coway Co. Ltd. *	94,496	4,179,512
Hankook Tire & Technology Co. Ltd. *	131,203	4,611,371
Hyundai Mobis Co. Ltd.	47,679	8,735,413
KB Financial Group, Inc.	258,406	10,781,157
KT Corp. ADR *	595,967	8,009,797
Shinhan Financial Group Co. Ltd.	375,343	11,636,984

		47,954,234

Sweden - 2.1%

SKF AB Class B	601,053	12,045,431
Telefonaktiebolaget LM Ericsson Class B	1,374,625	8,650,762

		20,696,193

Switzerland - 5.6%

Adecco Group AG	203,335	9,986,490
Novartis AG	202,330	20,437,452
Sandoz Group AG *	40,466	1,301,956
Swatch Group AG	35,128	9,557,982
UBS Group AG (XVTX)	446,442	13,867,185

		55,151,065

Taiwan - 1.0%

Catcher Technology Co. Ltd.	758,718	4,790,910
Hon Hai Precision Industry Co. Ltd.	1,459,325	4,964,966

		9,755,876

	Shares	Value
Thailand - 1.0%

Kasikornbank PCL	2,427,930	$9,591,412
Kasikornbank PCL NVDR	109,475	432,475

		10,023,887

United Kingdom - 10.8%

Babcock International Group PLC	650,547	3,270,659
BP PLC	2,878,381	17,063,237
British American Tobacco PLC	595,474	17,423,083
British Land Co. PLC REIT	699,496	3,556,078
BT Group PLC	4,231,328	6,666,816
Burberry Group PLC	306,433	5,527,112
CK Hutchison Holdings Ltd.	1,238,188	6,652,289
easyJet PLC *	1,163,292	7,546,560
J Sainsbury PLC	1,088,528	4,196,733
Kingfisher PLC	1,984,258	6,147,990
Land Securities Group PLC REIT	480,463	4,311,876
Standard Chartered PLC	1,564,363	13,275,398
WPP PLC	1,080,113	10,317,110

		105,954,941

United States - 2.5%

GSK PLC	953,845	17,616,744
Holcim Ltd. *	93,253	7,324,220

		24,940,964

Total Common Stocks (Cost $832,208,924)		931,553,534

EXCHANGE-TRADED FUNDS - 0.5%

iShares Core MSCI EAFE	69,530	4,891,436

Total Exchange-Traded Funds (Cost $4,868,060)		4,891,436

	Principal Amount
SHORT-TERM INVESTMENTS - 1.5%

Repurchase Agreements - 1.5%

Fixed Income Clearing Corp. 4.950% due 01/02/24 (Dated 12/29/23, repurchase price of $15,194,866; collateralized by U.S. Treasury Notes: 0.750% - 1.125% due 03/31/26 - 02/29/28 and value $15,490,289)	$15,186,514	15,186,514

Total Short-Term Investments (Cost $15,186,514)		15,186,514

TOTAL INVESTMENTS - 99.0% (Cost $873,605,300)		974,510,968

OTHER ASSETS & LIABILITIES, NET -1.0%		9,455,135

NET ASSETS - 100.0%		$983,966,103

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

INTERNATIONAL VALUE PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

Notes to Schedule of Investments

(a)	As of December 31, 2023, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	29.4%
Consumer, Cyclical	15.2%
Consumer, Non-Cyclical	15.1%
Industrial	10.5%
Energy	9.7%
Communications	8.5%
Basic Materials	5.2%
Others (each less than 3.0%)	5.4%

99.0%
Other Assets & Liabilities, Net	1.0%

100.0%

(b)	As of December 31, 2023, the Fund’s composition by country of risk as a percentage of net assets was as follows:

Japan	21.1%
France	12.1%
United Kingdom	10.8%
Germany	8.3%
Netherlands	7.3%
Switzerland	5.6%
South Korea	4.9%
Italy	4.3%
United States (Includes Short-Term Investments)	4.0%
Brazil	3.9%
Others (each less than 3.0%)	16.7%

99.0%
Other Assets & Liabilities, Net	1.0%

100.0%

(c)	As of December 31, 2023, investments with a total aggregate value of $1 or less than 0.1% of the Fund’s net assets were determined by a valuation committee established under the Valuation Policy.

(d)	Fair Value Measurements

As of December 31, 2023, the Fund’s investments, as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities were as follows:

		Total Value at December 31, 2023	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Preferred Stocks	$22,879,484	$–	$22,879,484	$–
	Common Stocks
	Austria	21,758,036	–	21,758,036	–
	Belgium	11,851,963	–	11,851,963	–
	Brazil	33,722,449	10,792,855	22,929,594	–
	Burkina Faso	2,982,774	2,982,774	–	–
	Canada	12,263,934	12,263,934	–	–
	China	8,060,866	–	8,060,866	–
	Finland	5,884,456	–	5,884,456	–
	France	118,619,287	–	118,619,287	–
	Germany	63,705,733	–	63,705,733	–
	Hong Kong	11,429,511	–	11,429,511	–
	India	8,577,149	–	8,577,149	–
	Ireland	11,724,808	–	11,724,808	–
	Italy	42,403,446	–	42,403,446	–
	Japan	207,168,014	–	207,168,014	–
	Luxembourg	3,302,007	–	3,302,007	–
	Malaysia	4,414,367	–	4,414,367	–
	Mexico	2,824,665	–	2,824,665	–
	Netherlands	71,810,323	1,191,377	70,618,946	–
	Norway	1,140,347	–	1,140,347	–
	Russia	1	–	–	1
	South Africa	13,432,238	8,337,428	5,094,810	–
	South Korea	47,954,234	8,009,797	39,944,437	–
	Sweden	20,696,193	–	20,696,193	–
	Switzerland	55,151,065	1,301,956	53,849,109	–
	Taiwan	9,755,876	–	9,755,876	–
	Thailand	10,023,887	–	10,023,887	–
	United Kingdom	105,954,941	–	105,954,941	–
	United States	24,940,964	–	24,940,964	–

	Total Common Stocks	931,553,534	44,880,121	886,673,412	1

	Exchange-Traded Funds	4,891,436	4,891,436	–	–
	Short-Term Investments	15,186,514	–	15,186,514	–

	Total	$974,510,968	$49,771,557	$924,739,410	$1

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

HEALTH SCIENCES PORTFOLIO

Schedule of Investments

December 31, 2023

	Shares	Value
RIGHTS - 0.0%

Consumer, Non-Cyclical - 0.0%

Contra Abiomed, Inc. - Contingent Value Rights * Ω ±	11,083	$30,146
Frequency Therapeutics, Inc. - Contingent Value Rights *	19,740	268

		30,414

Total Rights (Cost $11,305)		30,414

WARRANTS - 0.0%

Consumer, Non-Cyclical - 0.0%

CareMax, Inc. Exercise @ $ 11.50 Exp 06/08/26 *	3,646	50
Nuvation Bio, Inc. Exercise @ $ 11.50 Exp 07/07/27 *	3,472	209

		259

Total Warrants (Cost $16,587)		259

COMMON STOCKS - 94.2%

Consumer, Non-Cyclical - 94.0%

10X Genomics, Inc. Class A *	10,137	567,267
Abbott Laboratories	128,068	14,096,445
AbbVie, Inc.	115,648	17,921,971
AC Immune SA * (Switzerland)	53,150	265,750
Agilent Technologies, Inc.	16,139	2,243,805
Alcon, Inc. (Switzerland)	61,087	4,772,116
Align Technology, Inc. *	7,628	2,090,072
Alnylam Pharmaceuticals, Inc. *	8,780	1,680,580
Amgen, Inc.	50,966	14,679,227
Argenx SE ADR * (Netherlands)	11,116	4,228,860
AstraZeneca PLC (United Kingdom)	11,752	1,585,225
Avantor, Inc. *	60,700	1,385,781
Baxter International, Inc.	40,871	1,580,073
Becton Dickinson & Co.	26,542	6,471,736
BeiGene Ltd. ADR * (China)	4,586	827,131
Bio-Techne Corp.	11,266	869,285
Biogen, Inc. *	28,525	7,381,414
BioMarin Pharmaceutical, Inc. *	30,603	2,950,741
Biomea Fusion, Inc. *	6,443	93,552
Blueprint Medicines Corp. *	17,980	1,658,475
Boston Scientific Corp. *	298,311	17,245,359
Cabaletta Bio, Inc. *	20,010	454,227
Catalent, Inc. *	14,327	643,712
Cencora, Inc.	42,098	8,646,087
Centene Corp. *	52,401	3,888,678
Cerevel Therapeutics Holdings, Inc. *	14,812	628,029
Cigna Group	21,452	6,423,801
Cooper Cos., Inc.	9,373	3,547,118
CureVac NV * (Germany)	20,295	85,442
Daiichi Sankyo Co. Ltd. (Japan)	23,900	654,303
Danaher Corp.	52,697	12,190,924
Dexcom, Inc. *	19,267	2,390,842
Elanco Animal Health, Inc. *	66,277	987,527
Elevance Health, Inc.	19,437	9,165,712
Eli Lilly & Co.	55,255	32,209,245
Envista Holdings Corp. *	15,284	367,733
Exact Sciences Corp. *	10,105	747,568
GE HealthCare Technologies, Inc.	28,921	2,236,172
Genmab AS * (Denmark)	2,011	641,213
Genmab AS ADR * (Denmark)	13,702	436,272
Gilead Sciences, Inc.	120,366	9,750,850
Guardant Health, Inc. *	10,371	280,536
HCA Healthcare, Inc.	14,924	4,039,628

	Shares	Value
Humana, Inc.	10,596	$4,850,955
IDEXX Laboratories, Inc. *	5,164	2,866,278
Immuneering Corp. Class A *	11,507	84,576
Immunocore Holdings PLC ADR * (United Kingdom)	8,586	586,596
Incyte Corp. *	18,956	1,190,247
Inspire Medical Systems, Inc. *	3,972	808,024
Intuitive Surgical, Inc. *	28,395	9,579,337
Ionis Pharmaceuticals, Inc. *	17,407	880,620
IQVIA Holdings, Inc. *	6,116	1,415,120
Johnson & Johnson	48,080	7,536,059
Karuna Therapeutics, Inc. *	1,805	571,301
Laboratory Corp. of America Holdings	4,565	1,037,579
Legend Biotech Corp. ADR *	22,053	1,326,929
Masimo Corp. *	10,387	1,217,460
McKesson Corp.	17,509	8,106,317
Medtronic PLC	54,254	4,469,445
Merck & Co., Inc.	155,385	16,940,073
Merus NV * (Netherlands)	16,047	441,292
Mirati Therapeutics, Inc. *	10,819	635,616
Moderna, Inc. *	22,614	2,248,962
MoonLake Immunotherapeutics *	6,926	418,261
Morphic Holding, Inc. *	5,314	153,468
Nautilus Biotechnology, Inc. SPAC *	13,880	41,501
Neurocrine Biosciences, Inc. *	6,698	882,528
Novo Nordisk AS Class B (Denmark)	46,292	4,797,293
Novocure Ltd. *	20,133	300,586
Nuvalent, Inc. Class A *	9,541	702,122
Orchestra BioMed Holdings, Inc. *	12,419	113,385
Penumbra, Inc. *	8,090	2,034,959
Pfizer, Inc.	191,211	5,504,965
Prime Medicine, Inc. *	16,502	146,208
Protagonist Therapeutics, Inc. *	19,124	438,513
PTC Therapeutics, Inc. *	13,615	375,229
Qiagen NV *	24,243	1,052,873
Quest Diagnostics, Inc.	7,745	1,067,881
Rapid Micro Biosystems, Inc. Class A *	16,316	12,074
Regeneron Pharmaceuticals, Inc. *	6,305	5,537,618
Repligen Corp. *	5,582	1,003,644
REVOLUTION Medicines, Inc. *	12,375	354,915
Rhythm Pharmaceuticals, Inc. *	33,403	1,535,536
Rocket Pharmaceuticals, Inc. *	12,602	377,682
Roivant Sciences Ltd. *	36,515	410,063
Sanofi SA	18,405	1,828,956
Sarepta Therapeutics, Inc. *	25,022	2,412,871
Shockwave Medical, Inc. *	2,130	405,893
STERIS PLC	6,869	1,510,150
Structure Therapeutics, Inc. ADR *	10,193	415,467
Stryker Corp.	33,158	9,929,495
Tenaya Therapeutics, Inc. *	19,591	63,475
Thermo Fisher Scientific, Inc.	16,324	8,664,616
Ultragenyx Pharmaceutical, Inc. *	9,690	463,376
UnitedHealth Group, Inc.	68,990	36,321,165
Vaxcyte, Inc. *	19,375	1,216,750
Vertex Pharmaceuticals, Inc. *	18,794	7,647,091
Viking Therapeutics, Inc. *	11,921	221,850
West Pharmaceutical Services, Inc.	7,580	2,669,070
Xenon Pharmaceuticals, Inc. * (Canada)	21,801	1,004,154
Zoetis, Inc.	14,061	2,775,220

		376,614,173

Industrial - 0.2%

Mettler-Toledo International, Inc. *	685	830,878

Total Common Stocks (Cost $318,127,465)		377,445,051

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

HEALTH SCIENCES PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Principal Amount	value
SHORT-TERM INVESTMENTS - 5.8%

Repurchase Agreements - 5.8%

Fixed Income Clearing Corp. 4.950% due 01/02/24 (Dated 12/29/23, repurchase price of $23,375,140; collateralized by U.S. Treasury Notes: 0.750% due 03/31/26 and value $23,829,605)	$23,362,290	$23,362,290

Total Short-Term Investments (Cost $23,362,290)		23,362,290

TOTAL INVESTMENTS - 100.0% (Cost $341,517,647)		400,838,014

DERIVATIVES - (0.0%)		(125,292)

OTHER ASSETS & LIABILITIES, NET - 0.0%		161,970

NET ASSETS - 100.0%		$400,874,692

Notes to Schedule of Investments

(a)	As of December 31, 2023, the Fund’s composition by health care sector as a percentage of net assets was as follows:

Medical-Drugs	23.8%
Medical-Biomedical/Gene	18.4%
Medical-HMO	13.5%
Medical Products	11.3%
Medical Instruments	8.1%
Diagnostic Equipment	6.5%
Medical-Whsle Drug Dist	4.2%
Others (each less than 3.0%)	8.4%

	94.2%
Short-Term Investments	5.8%
Derivatives	(0.0%	)
Other Assets & Liabilities, Net	0.0%

	100.0%

(b)	As of December 31, 2023, an investment with a value of $30,146 or less than 0.1% of the Fund’s net assets was determined by a valuation committee established under the Valuation Policy.

(c)	As of December 31, 2023, forward foreign currency contracts outstanding were as follows:

Currency Purchased		Currency Sold		Settlement Month	Counterparty	Unrealized Appreciation	Unrealized Depreciation
USD	5,048,604	EUR	4,655,000	03/24	WBC	$–	($104,797)
USD	1,494,328	GBP	1,188,000	03/24	BNY	–	(20,495)

Total Forward Foreign Currency Contracts						$–	($125,292)

(d)	Fair Value Measurements

As of December 31, 2023, the Fund’s investments, as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities were as follows:

		Total Value at December 31, 2023	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Rights	$30,414	$–	$268	$30,146
	Warrants	259	259	–	–
	Common Stocks
	Consumer, Non-Cyclical	376,614,173	367,107,183	9,506,990	–
	Industrial	830,878	830,878	–	–

	Total Common Stocks	377,445,051	367,938,061	9,506,990	–

	Short-Term Investments	23,362,290	–	23,362,290	–

	Total Assets	400,838,014	367,938,320	32,869,548	30,146

Liabilities	Derivatives:
	Foreign Currency Contracts Forward Foreign Currency Contracts	(125,292)	–	(125,292)	–

	Total Liabilities	(125,292)	–	(125,292)	–

	Total	$400,712,722	$367,938,320	$32,744,256	$30,146

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

REAL ESTATE PORTFOLIO

Schedule of Investments

December 31, 2023

	Shares	Value
COMMON STOCKS - 99.0%
Consumer, Cyclical - 0.6%
Marriott Vacations Worldwide Corp.	26,999	$2,291,945

Financial - 98.4%
Agree Realty Corp. REIT	75,531	4,754,676
Alexandria Real Estate Equities, Inc. REIT	95,635	12,123,649
American Homes 4 Rent Class A REIT	348,998	12,549,968
American Tower Corp. REIT	64,361	13,894,253
Americold Realty Trust, Inc. REIT	154,055	4,663,245
Apartment Income REIT Corp.	142,391	4,945,239
Apple Hospitality REIT, Inc.	206,986	3,438,037
AvalonBay Communities, Inc. REIT	92,036	17,230,980
Broadstone Net Lease, Inc. REIT	294,924	5,078,591
Cousins Properties, Inc. REIT	217,585	5,298,195
DiamondRock Hospitality Co. REIT	257,659	2,419,418
Digital Realty Trust, Inc. REIT	113,977	15,339,025
Equinix, Inc. REIT	26,677	21,485,389
Equity Residential REIT	47,882	2,928,463
Essex Property Trust, Inc. REIT	54,458	13,502,317
Extra Space Storage, Inc. REIT	127,705	20,474,943
First Industrial Realty Trust, Inc. REIT	126,198	6,646,849
Gaming & Leisure Properties, Inc. REIT	162,782	8,033,292
Healthcare Realty Trust, Inc. REIT	196,458	3,384,971
InvenTrust Properties Corp. REIT	59,875	1,517,232
Invitation Homes, Inc. REIT	385,806	13,159,843
Kilroy Realty Corp. REIT	111,436	4,439,610
National Health Investors, Inc. REIT	52,082	2,908,780
NETSTREIT Corp. REIT	130,616	2,331,496
NNN REIT, Inc.	64,592	2,783,915
Prologis, Inc. REIT	207,759	27,694,275
Public Storage REIT	25,499	7,777,195
Realty Income Corp. REIT	55,892	3,209,319
Regency Centers Corp. REIT	177,617	11,900,339
Rexford Industrial Realty, Inc. REIT	216,539	12,147,838
Sabra Health Care REIT, Inc.	413,692	5,903,385
Simon Property Group, Inc. REIT	39,036	5,568,095
Sun Communities, Inc. REIT	95,377	12,747,136
Terreno Realty Corp. REIT	96,941	6,075,292
Ventas, Inc. REIT	403,178	20,094,391
VICI Properties, Inc. REIT	498,181	15,882,010
Welltower, Inc. REIT	251,530	22,680,460

		357,012,111

Total Common Stocks (Cost $345,740,034)		359,304,056

	Principal Amount	Value
SHORT-TERM INVESTMENTS - 0.5%
Repurchase Agreements - 0.5%
Fixed Income Clearing Corp. 4.950% due 01/02/24 (Dated 12/29/23, repurchase price of $1,889,568; collateralized by U.S. Treasury Notes: 1.125% due 02/29/28 and value $1,926,386)	$1,888,529	$1,888,529

Total Short-Term Investments (Cost $1,888,529)		1,888,529

TOTAL INVESTMENTS - 99.5% (Cost $347,628,563)		361,192,585

OTHER ASSETS & LIABILITIES, NET - 0.5%		1,635,617

NET ASSETS - 100.0%		$362,828,202

Notes to Schedule of Investments

(a)	As of December 31, 2023, the Fund’s composition by real estate sector as a percentage of net assets was as follows:

REITS-Diversified	22.4%
REITS-Apartments	17.7%
REITS-Warehouse/Industrial	15.8%
REITS-Health Care	15.2%
REITS-Storage	7.8%
REITS-Office Property	6.0%
REITS-Shopping Centers	3.9%
REITS-Manufactured Homes	3.5%
REITS-Single Tenant	3.0%
Others (each less than 3.0%)	3.7%

99.0%
Short-Term Investments	0.5%
Other Assets & Liabilities, Net	0.5%

100.0%

(b)	Fair Value Measurements

As of December 31, 2023, the Fund’s investments, as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities were as follows:

		Total Value at December 31, 2023	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$359,304,056	$359,304,056	$–	$–
	Short-Term Investments	1,888,529	–	1,888,529	–

	Total	$361,192,585	$359,304,056	$1,888,529	$–

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

TECHNOLOGY PORTFOLIO

Schedule of Investments

December 31, 2023

	Shares	Value
WARRANTS - 0.0%

Technology - 0.0%

Constellation Software, Inc. Exercise @ $ 1.00 Exp 03/31/40 *	1,808	$–

Total Warrants (Cost $0)		–

COMMON STOCKS - 96.9%

Communications - 25.2%

Alphabet, Inc. Class A *	191,290	26,721,300
Amazon.com, Inc. *	21,412	3,253,339
Arista Networks, Inc. *	8,185	1,927,650
Booking Holdings, Inc. *	1,556	5,519,474
FactSet Research Systems, Inc.	4,405	2,101,405
Meta Platforms, Inc. Class A *	57,681	20,416,767
Palo Alto Networks, Inc. *	23,222	6,847,704
Pinterest, Inc. Class A *	95,883	3,551,506
Shopify, Inc. Class A * (Canada)	79,421	6,186,896

		76,526,041

Consumer, Cyclical - 0.6%

Mobileye Global, Inc. Class A * (Israel)	42,472	1,839,887

Consumer, Non-Cyclical - 5.3%

Dun & Bradstreet Holdings, Inc.	104,951	1,227,927
FleetCor Technologies, Inc. *	5,464	1,544,181
Gartner, Inc. *	11,179	5,042,959
S&P Global, Inc.	4,462	1,965,600
Verisk Analytics, Inc.	17,876	4,269,861
WEX, Inc. *	10,261	1,996,278

		16,046,806

Financial - 2.0%

Aon PLC Class A	4,736	1,378,271
Arthur J Gallagher & Co.	15,142	3,405,133
Mastercard, Inc. Class A	3,105	1,324,313

		6,107,717

Industrial - 3.3%

Amphenol Corp. Class A	41,495	4,113,399
Hitachi Ltd. (Japan)	81,400	5,855,075

		9,968,474

Technology - 60.5%

Accenture PLC Class A	25,111	8,811,701
Adobe, Inc. *	4,859	2,898,879
Advanced Micro Devices, Inc. *	46,364	6,834,517
Analog Devices, Inc.	7,683	1,525,536
ASML Holding NV (Netherlands)	1,043	789,468
Broadcom, Inc.	14,746	16,460,222
Cadence Design Systems, Inc. *	22,235	6,056,147
Constellation Software, Inc. (Canada)	1,545	3,830,604
Descartes Systems Group, Inc. * (Canada)	36,199	3,041,421
HubSpot, Inc. *	7,465	4,333,731
Intel Corp.	122,402	6,150,701
Intuit, Inc.	13,065	8,166,017
KLA Corp.	7,208	4,190,010
Lam Research Corp.	4,735	3,708,736
Marvell Technology, Inc.	100,454	6,058,381
Microsoft Corp.	100,321	37,724,709
MSCI, Inc.	3,334	1,885,877
NVIDIA Corp.	47,150	23,349,623
Onto Innovation, Inc. *	6,374	974,585
Oracle Corp.	50,890	5,365,333

	Shares	Value
Salesforce, Inc. *	36,314	$9,555,666
ServiceNow, Inc. *	16,002	11,305,253
Synopsys, Inc. *	5,919	3,047,752
Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Taiwan)	14,476	1,505,504
Take-Two Interactive Software, Inc. *	19,024	3,061,913
Topicus.com, Inc. * (Netherlands)	18,237	1,228,233
Tyler Technologies, Inc. *	5,348	2,236,106

		184,096,625

Total Common Stocks (Cost $208,840,275)		294,585,550

	Principal Amount
SHORT-TERM INVESTMENTS - 3.3%

U.S. Government Agency Issues - 3.3%

Federal Home Loan Bank 11.124% due 01/02/24	$10,038,000	10,032,200

Total Short-Term Investments (Cost $10,036,550)		10,032,200

TOTAL INVESTMENTS - 100.2% (Cost $218,876,825)		304,617,750

OTHER ASSETS & LIABILITIES, NET - (0.2%)		(508,400)

NET ASSETS - 100.0%		$304,109,350

Notes to Schedule of Investments

(a)	As of December 31, 2023, the Fund’s composition by technology sector as a percentage of net assets was as follows:

Electronic Components-Semiconductor	19.8%
Applications Software	19.8%
Web Portals/ISP	8.8%
Enterprise Software/Serv	8.7%
Internet Content-Entertainment	7.9%
Semiconductor Equipment	3.2%
Consulting Services	3.1%
Computer Aided Design	3.0%
Others (each less than 3.0%)	22.6%

	96.9%
Short-Term Investments	3.3%
Other Assets & Liabilities, Net	(0.2%	)

	100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

TECHNOLOGY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

(b)	Fair Value Measurements

As of December 31, 2023, the Fund’s investments, as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities were as follows:

		Total Value at December 31, 2023	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Communications	$76,526,041	$76,526,041	$–	$–
	Consumer, Cyclical	1,839,887	1,839,887	–	–
	Consumer, Non-Cyclical	16,046,806	16,046,806	–	–
	Financial	6,107,717	6,107,717	–	–
	Industrial	9,968,474	4,113,399	5,855,075	–
	Technology	184,096,625	184,096,625	–	–

	Total Common Stocks	294,585,550	288,730,475	5,855,075	–

	Short-Term Investments	10,032,200	–	10,032,200	–

	Total	$304,617,750	$288,730,475	$15,887,275	$–

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

ESG DIVERSIFIED PORTFOLIO

Schedule of Investments

December 31, 2023

	Shares	Value
MUTUAL FUNDS - 100.1%

Aristotle ESG Core Bond Fund Class I	549,598	$4,770,509
BlackRock Advantage ESG Emerging Markets Equity Fund Class K	58,568	485,529
Calvert Green Bond Fund Class R6	336,370	4,749,542
Calvert High Yield Bond Fund Class R6	47,041	1,134,617
Calvert Small Cap Fund Class R6	31,595	1,054,968
Calvert U.S. Mid Cap Core Responsible Index Fund Class R6	57,057	2,127,649
Fidelity International Sustainability Index Fund Institutional	329,798	3,858,637
Fidelity U.S. Sustainability Index Fund Institutional	630,522	13,398,599
PIMCO Low Duration ESG Fund Institutional	210,560	1,892,933

Total Mutual Funds (Cost $31,668,739)		33,472,983

TOTAL INVESTMENTS - 100.1% (Cost $31,668,739)		33,472,983

OTHER ASSETS & LIABILITIES, NET - (0.1%)		(44,173)

NET ASSETS - 100.0%		$33,428,810

Notes to Schedule of Investments

(a)	As of December 31, 2023, the Fund’s composition as a percentage of net assets was as follows:

Equity Funds	62.6%
Fixed Income Funds	37.5%

	100.1%
Other Assets & Liabilities, Net	(0.1%	)

	100.0%

(b)	Fair Value Measurements

As of December 31, 2023, the Fund’s investments, as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities were as follows:

		Total Value at December 31, 2023	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Mutual Funds	$33,472,983	$33,472,983	$–	$–

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

ESG DIVERSIFIED GROWTH PORTFOLIO

Schedule of Investments

December 31, 2023

	Shares	Value
MUTUAL FUNDS - 100.2%

Aristotle ESG Core Bond Fund Class I	119,386	$1,036,269
BlackRock Advantage ESG Emerging Markets Equity Fund Class K	52,739	437,205
Calvert Green Bond Fund Class R6	73,072	1,031,774
Calvert High Yield Bond Fund Class R6	24,194	583,552
Calvert Small Cap Fund Class R6	23,682	790,754
Calvert U.S. Mid Cap Core Responsible Index Fund Class R6	29,935	1,116,268
Fidelity International Sustainability Index Fund Institutional	219,400	2,566,981
Fidelity U.S. Sustainability Index Fund Institutional	316,022	6,715,464
PIMCO Low Duration ESG Fund Institutional	94,791	852,175

Total Mutual Funds (Cost $14,142,919)		15,130,442

TOTAL INVESTMENTS - 100.2% (Cost $14,142,919)		15,130,442

OTHER ASSETS & LIABILITIES, NET - (0.2%)		(26,751)

NET ASSETS - 100.0%		$15,103,691

Notes to Schedule of Investments

(a)	As of December 31, 2023, the Fund’s composition as a percentage of net assets was as follows:

Equity Funds	77.0%
Fixed Income Funds	23.2%

	100.2%
Other Assets & Liabilities, Net	(0.2%	)

	100.0%

(b)	Fair Value Measurements

As of December 31, 2023, the Fund’s investments, as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities were as follows:

		Total Value at December 31, 2023	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Mutual Funds	$15,130,442	$15,130,442	$–	$–

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

PSF AVANTIS BALANCED ALLOCATION PORTFOLIO

Schedule of Investments

December 31, 2023

	Shares	Value
EXCHANGE-TRADED FUNDS - 79.2%

American Century Diversified Corporate Bond	421,437	$19,609,464
Avantis Core Fixed Income	1,223,548	51,181,013
Avantis Emerging Markets Equity	87,836	4,953,072
Avantis International Equity	670,654	40,527,621
Avantis Real Estate	81,099	3,512,398
Avantis Short-Term Fixed Income	343,179	15,925,221
Avantis U.S. Equity ETF	1,480,286	120,717,323
Avantis U.S. Small Cap Value ETF	79,521	7,140,986

		263,567,098

Total Exchange-Traded Funds (Cost $232,979,275)		263,567,098

MUTUAL FUNDS - 20.3%

American Century Diversified Bond Fund Class I	3,390,829	31,636,434
American Century Small Cap Growth Fund Class I *	335,541	6,586,666
American Century Short Duration Bond Fund Class I	440,999	4,317,384
American Century Ultra Fund Class I	319,002	25,236,232

Total Mutual Funds (Cost $65,590,854)		67,776,716

TOTAL INVESTMENTS - 99.5% (Cost $298,570,129)		331,343,814

OTHER ASSETS & LIABILITIES, NET - 0.5%		1,573,320

NET ASSETS - 100.0%		$332,917,134

Notes to Schedule of Investments

(a)	As of December 31, 2023, the Fund’s composition as a percentage of net assets was as follows:

Exchange-Traded Funds	79.2%
Fixed Income Mutual funds	10.8%
Equity Funds	9.5%

99.5%
Other Assets & Liabilities, Net	0.5%

100.0%

(b)	Fair Value Measurements

As of December 31, 2023, the Fund’s investments, as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities were as follows:

		Total Value at December 31, 2023	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Exchange-Traded Funds	$263,567,098	$263,567,098	$–	$–
	Mutual Funds	67,776,716	67,776,716	–	–

	Total	$331,343,814	$331,343,814	$–	$–

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

PACIFIC DYNAMIX - CONSERVATIVE GROWTH PORTFOLIO

Schedule of Investments

December 31, 2023

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.0%

PD 1-3 Year Corporate Bond Portfolio Class P *	3,714,397	$42,888,115
PD Aggregate Bond Index Portfolio Class P *	17,420,271	222,041,264
PD High Yield Bond Market Portfolio Class P *	1,027,785	19,762,352
PD Large-Cap Growth Index Portfolio Class P *	768,679	63,720,822
PD Large-Cap Value Index Portfolio Class P *	1,503,555	66,957,646
PD Mid-Cap Index Portfolio Class P *	1,801,554	23,931,628
PD Small-Cap Growth Index Portfolio Class P *	66,622	2,737,554
PD Small-Cap Value Index Portfolio Class P *	154,526	5,478,199
PD Emerging Markets Index Portfolio Class P *	277,963	4,911,525
PD International Large-Cap Index Portfolio Class P *	1,915,817	49,039,089

Total Affiliated Mutual Funds (Cost $451,433,782)		501,468,194

TOTAL INVESTMENTS - 100.0% (Cost $451,433,782)		501,468,194

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(199,762)

NET ASSETS - 100.0%		$501,268,432

Notes to Schedule of Investments

(a)	As of December 31, 2023, the Fund’s composition as a percentage of net assets was as follows:

Affiliated Fixed Income Funds	56.8%
Affiliated Equity Funds	43.2%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

(b)	Fair Value Measurements

As of December 31, 2023, the Fund’s investments, as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities were as follows:

		Total Value at December 31, 2023	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Affiliated Mutual Funds	$501,468,194	$501,468,194	$–	$–

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

PACIFIC DYNAMIX - MODERATE GROWTH PORTFOLIO

Schedule of Investments

December 31, 2023

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.0%

PD 1-3 Year Corporate Bond Portfolio Class P *	12,360,039	$142,714,623
PD Aggregate Bond Index Portfolio Class P *	55,067,493	701,898,142
PD High Yield Bond Market Portfolio Class P *	4,488,175	86,299,101
PD Large-Cap Growth Index Portfolio Class P *	6,135,532	508,614,029
PD Large-Cap Value Index Portfolio Class P *	11,256,420	501,280,990
PD Mid-Cap Index Portfolio Class P *	12,989,539	172,551,459
PD Small-Cap Growth Index Portfolio Class P *	665,084	27,328,784
PD Small-Cap Value Index Portfolio Class P *	1,156,988	41,017,011
PD Emerging Markets Index Portfolio Class P *	2,089,971	36,929,186
PD International Large-Cap Index Portfolio Class P *	12,074,138	309,061,149

Total Affiliated Mutual Funds (Cost $2,078,268,424)		2,527,694,474

TOTAL INVESTMENTS - 100.0% (Cost $2,078,268,424)		2,527,694,474

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(964,936)

NET ASSETS - 100.0%		$2,526,729,538

Notes to Schedule of Investments

(a)	As of December 31, 2023, the Fund’s composition as a percentage of net assets was as follows:

Affiliated Equity Funds	63.2%
Affiliated Fixed Income Funds	36.8%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

(b)	Fair Value Measurements

As of December 31, 2023, the Fund’s investments, as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities were as follows:

		Total Value at December 31, 2023	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Affiliated Mutual Funds	$2,527,694,474	$2,527,694,474	$–	$–

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

PACIFIC DYNAMIX - GROWTH PORTFOLIO

Schedule of Investments

December 31, 2023

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.0%

PD 1-3 Year Corporate Bond Portfolio Class P *	9,515,643	$109,871,929
PD Aggregate Bond Index Portfolio Class P *	20,831,049	265,515,532
PD High Yield Bond Market Portfolio Class P *	3,948,328	75,918,864
PD Large-Cap Growth Index Portfolio Class P *	5,311,690	440,320,495
PD Large-Cap Value Index Portfolio Class P *	9,775,621	435,336,701
PD Mid-Cap Index Portfolio Class P *	11,531,896	153,188,317
PD Small-Cap Growth Index Portfolio Class P *	1,023,156	42,042,252
PD Small-Cap Value Index Portfolio Class P *	1,186,522	42,064,026
PD Emerging Markets Index Portfolio Class P *	3,219,150	56,881,469
PD International Large-Cap Index Portfolio Class P *	13,170,217	337,117,437

Total Affiliated Mutual Funds (Cost $1,680,771,198)		1,958,257,022

TOTAL INVESTMENTS - 100.0% (Cost $1,680,771,198)		1,958,257,022

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(689,858)

NET ASSETS - 100.0%		$1,957,567,164

Notes to Schedule of Investments

(a)	As of December 31, 2023, the Fund’s composition as a percentage of net assets was as follows:

Affiliated Equity Funds	77.0%
Affiliated Fixed Income Funds	23.0%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

(b)	Fair Value Measurements

As of December 31, 2023, the Fund’s investments, as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities were as follows:

		Total Value at December 31, 2023	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Affiliated Mutual Funds	$1,958,257,022	$1,958,257,022	$–	$–

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

PORTFOLIO OPTIMIZATION CONSERVATIVE PORTFOLIO

Schedule of Investments

December 31, 2023

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.0%

Core Income Portfolio Class P *	7,517,473	$91,649,601
Diversified Bond Portfolio Class P *	11,275,230	154,634,912
Floating Rate Income Portfolio Class P *	654,168	10,299,376
High Yield Bond Portfolio Class P *	3,397,692	37,354,730
Inflation Managed Portfolio Class P *	2,258,897	31,238,081
Intermediate Bond Portfolio Class P *	14,704,745	135,629,554
Managed Bond Portfolio Class P *	10,922,879	164,467,814
Short Duration Bond Portfolio Class P *	11,895,158	133,809,684
Emerging Markets Debt Portfolio Class P *	2,110,135	26,804,668
Equity Index Portfolio Class P *	77,591	9,916,409
Focused Growth Portfolio Class P *	303,409	17,942,813
Growth Portfolio Class P *	263,558	17,383,862
Large-Cap Core Portfolio Class P *	396,082	30,837,053
Large-Cap Growth Portfolio Class P *	1,025,818	27,081,872
Large-Cap Value Portfolio Class P *	631,426	25,827,122
Mid-Cap Equity Portfolio Class P *	285,083	11,571,241
Mid-Cap Growth Portfolio Class P *	809,249	23,792,140
Mid-Cap Value Portfolio Class P *	385,163	17,018,039
Small-Cap Equity Portfolio Class P *	74,541	2,916,943
Small-Cap Value Portfolio Class P *	87,132	2,953,619
Value Portfolio Class P *	962,915	22,464,058
Value Advantage Portfolio Class P *	745,624	19,551,045
Emerging Markets Portfolio Class P *	568,614	10,717,157
International Growth Portfolio Class P *	2,663,072	23,707,426
International Large-Cap Portfolio Class P *	516,559	7,775,309
International Value Portfolio Class P *	943,767	18,078,936

Total Affiliated Mutual Funds (Cost $1,042,882,594)		1,075,423,464

TOTAL INVESTMENTS - 100.0% (Cost $1,042,882,594)		1,075,423,464

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(396,370)

NET ASSETS - 100.0%		$1,075,027,094

Notes to Schedule of Investments

(a)	As of December 31, 2023, the Fund’s composition as a percentage of net assets was as follows:

Affiliated Fixed Income Funds	73.1%
Affiliated Equity Funds	26.9%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

(b)	Fair Value Measurements

As of December 31, 2023, the Fund’s investments, as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities were as follows:

		Total Value at December 31, 2023	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Affiliated Mutual Funds	$1,075,423,464	$1,075,423,464	$–	$–

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

PORTFOLIO OPTIMIZATION MODERATE-CONSERVATIVE PORTFOLIO

Schedule of Investments

December 31, 2023

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.0%

Core Income Portfolio Class P *	9,117,685	$111,158,658
Diversified Bond Portfolio Class P *	13,741,058	188,452,669
Floating Rate Income Portfolio Class P *	474,517	7,470,908
High Yield Bond Portfolio Class P *	3,520,164	38,701,206
Inflation Managed Portfolio Class P *	1,638,296	22,655,854
Intermediate Bond Portfolio Class P *	17,884,769	164,960,580
Managed Bond Portfolio Class P *	13,523,369	203,623,877
Short Duration Bond Portfolio Class P *	11,942,701	134,344,499
Emerging Markets Debt Portfolio Class P *	1,839,198	23,362,996
Dividend Growth Portfolio Class P *	249,557	10,346,753
Equity Index Portfolio Class P *	243,791	31,157,528
Focused Growth Portfolio Class P *	604,975	35,776,566
Growth Portfolio Class P *	573,344	37,816,919
Large-Cap Core Portfolio Class P *	953,411	74,227,998
Large-Cap Growth Portfolio Class P *	2,884,980	76,164,239
Large-Cap Value Portfolio Class P *	1,557,660	63,712,721
Mid-Cap Equity Portfolio Class P *	413,332	16,776,725
Mid-Cap Growth Portfolio Class P *	879,827	25,867,152
Mid-Cap Value Portfolio Class P *	373,073	16,483,844
Small-Cap Equity Portfolio Class P *	172,921	6,766,733
Small-Cap Growth Portfolio Class P *	184,373	5,873,719
Small-Cap Index Portfolio Class P *	181,343	6,012,774
Small-Cap Value Portfolio Class P *	202,127	6,851,764
Value Portfolio Class P *	2,213,870	51,647,879
Value Advantage Portfolio Class P *	1,637,319	42,932,236
Emerging Markets Portfolio Class P *	1,237,106	23,316,820
International Growth Portfolio Class P *	6,825,545	60,762,953
International Large-Cap Portfolio Class P *	1,498,203	22,551,114
International Value Portfolio Class P *	2,738,684	52,462,618
Real Estate Portfolio Class P *	240,199	8,494,567

Total Affiliated Mutual Funds (Cost $1,444,311,703)		1,570,734,869

TOTAL INVESTMENTS - 100.0% (Cost $1,444,311,703)		1,570,734,869

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(574,578)

NET ASSETS - 100.0%		$1,570,160,291

Notes to Schedule of Investments

(a)	As of December 31, 2023, the Fund’s composition as a percentage of net assets was as follows:

Affiliated Fixed Income Funds	57.0%
Affiliated Equity Funds	43.0%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

(b)	Fair Value Measurements

As of December 31, 2023, the Fund’s investments, as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities were as follows:

		Total Value at December 31, 2023	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Affiliated Mutual Funds	$1,570,734,869	$1,570,734,869	$–	$–

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

PORTFOLIO OPTIMIZATION MODERATE PORTFOLIO

Schedule of Investments

December 31, 2023

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.0%

Core Income Portfolio Class P *	26,281,472	$320,411,719
Diversified Bond Portfolio Class P *	39,259,700	538,429,826
High Yield Bond Portfolio Class P *	12,481,875	137,227,592
Inflation Managed Portfolio Class P *	4,841,021	66,946,049
Intermediate Bond Portfolio Class P *	51,357,463	473,696,745
Managed Bond Portfolio Class P *	37,289,747	561,478,659
Short Duration Bond Portfolio Class P *	50,011,777	562,586,884
Emerging Markets Debt Portfolio Class P *	5,434,444	69,032,754
Dividend Growth Portfolio Class P *	2,891,343	119,876,303
Equity Index Portfolio Class P *	1,994,784	254,941,459
Focused Growth Portfolio Class P *	4,753,103	281,085,701
Growth Portfolio Class P *	3,917,724	258,407,223
Large-Cap Core Portfolio Class P *	6,677,232	519,857,343
Large-Cap Growth Portfolio Class P *	16,284,015	429,902,255
Large-Cap Value Portfolio Class P *	8,631,160	353,038,892
Mid-Cap Equity Portfolio Class P *	1,831,707	74,347,119
Mid-Cap Growth Portfolio Class P *	7,802,983	229,409,882
Mid-Cap Value Portfolio Class P *	1,656,224	73,178,537
Small-Cap Equity Portfolio Class P *	1,149,475	44,981,280
Small-Cap Growth Portfolio Class P *	1,750,921	55,780,560
Small-Cap Index Portfolio Class P *	1,148,029	38,065,047
Small-Cap Value Portfolio Class P *	1,455,593	49,342,234
Value Portfolio Class P *	13,132,934	306,381,183
Value Advantage Portfolio Class P *	10,542,473	276,434,765
Emerging Markets Portfolio Class P *	5,471,382	103,123,898
International Growth Portfolio Class P *	39,406,525	350,808,156
International Large-Cap Portfolio Class P *	9,960,162	149,921,440
International Small-Cap Portfolio Class P *	2,029,637	36,479,374
International Value Portfolio Class P *	12,689,979	243,091,036
Real Estate Portfolio Class P *	1,064,464	37,644,503

Total Affiliated Mutual Funds (Cost $6,104,753,937)		7,015,908,418

TOTAL INVESTMENTS - 100.0% (Cost $6,104,753,937)		7,015,908,418

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(2,447,595)

NET ASSETS - 100.0%		$7,013,460,823

Notes to Schedule of Investments

(a)	As of December 31, 2023, the Fund’s composition as a percentage of net assets was as follows:

Affiliated Equity Funds	61.1%
Affiliated Fixed Income Funds	38.9%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

(b)	Fair Value Measurements

As of December 31, 2023, the Fund’s investments, as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities were as follows:

		Total Value at December 31, 2023	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Affiliated Mutual Funds	$7,015,908,418	$7,015,908,418	$–	$–

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

PORTFOLIO OPTIMIZATION GROWTH PORTFOLIO

Schedule of Investments

December 31, 2023

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.0%

Core Income Portfolio Class P *	23,512,048	$286,648,164
Diversified Bond Portfolio Class P *	35,525,158	487,212,194
High Yield Bond Portfolio Class P *	8,751,532	96,215,648
Inflation Managed Portfolio Class P *	2,262,951	31,294,157
Intermediate Bond Portfolio Class P *	46,271,748	426,788,530
Managed Bond Portfolio Class P *	37,853,960	569,974,115
Short Duration Bond Portfolio Class P *	41,256,874	464,102,211
Emerging Markets Debt Portfolio Class P *	5,080,286	64,533,949
Dividend Growth Portfolio Class P *	2,861,547	118,640,915
Equity Index Portfolio Class P *	1,916,409	244,924,773
Focused Growth Portfolio Class P *	4,556,658	269,468,494
Growth Portfolio Class P *	3,761,158	248,080,376
Large-Cap Core Portfolio Class P *	6,411,512	499,169,687
Large-Cap Growth Portfolio Class P *	15,454,253	407,996,323
Large-Cap Value Portfolio Class P *	7,422,497	303,601,167
Mid-Cap Equity Portfolio Class P *	2,054,355	83,384,176
Mid-Cap Growth Portfolio Class P *	7,049,323	207,252,090
Mid-Cap Value Portfolio Class P *	1,393,936	61,589,622
Small-Cap Equity Portfolio Class P *	1,521,955	59,557,174
Small-Cap Growth Portfolio Class P *	1,418,289	45,183,623
Small-Cap Index Portfolio Class P *	1,502,105	49,805,081
Small-Cap Value Portfolio Class P *	627,870	21,283,782
Value Portfolio Class P *	12,558,483	292,979,682
Value Advantage Portfolio Class P *	10,110,348	265,103,995
Emerging Markets Portfolio Class P *	5,115,060	96,407,984
International Growth Portfolio Class P *	36,090,824	321,290,835
International Large-Cap Portfolio Class P *	10,196,650	153,481,080
International Small-Cap Portfolio Class P *	3,794,150	68,193,589
International Value Portfolio Class P *	13,230,498	253,445,295
Real Estate Portfolio Class P *	1,989,685	70,364,706

Total Affiliated Mutual Funds (Cost $5,532,751,713)		6,567,973,417

TOTAL INVESTMENTS - 100.0% (Cost $5,532,751,713)		6,567,973,417

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(2,258,196)

NET ASSETS - 100.0%		$6,565,715,221

Notes to Schedule of Investments

(a)	As of December 31, 2023, the Fund’s composition as a percentage of net assets was as follows:

Affiliated Equity Funds	63.0%
Affiliated Fixed Income Funds	37.0%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

(b)	Fair Value Measurements

As of December 31, 2023, the Fund’s investments, as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities were as follows:

		Total Value at December 31, 2023	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Affiliated Mutual Funds	$6,567,973,417	$6,567,973,417	$–	$–

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

PORTFOLIO OPTIMIZATION AGGRESSIVE-GROWTH PORTFOLIO

Schedule of Investments

December 31, 2023

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.0%

Core Income Portfolio Class P *	3,212,248	$39,162,266
Diversified Bond Portfolio Class P *	4,863,162	66,696,161
High Yield Bond Portfolio Class P *	2,128,311	23,398,964
Intermediate Bond Portfolio Class P *	6,345,561	58,528,423
Managed Bond Portfolio Class P *	3,120,539	46,986,533
Short Duration Bond Portfolio Class P *	10,697,786	120,340,337
Emerging Markets Debt Portfolio Class P *	1,235,449	15,693,689
Dividend Growth Portfolio Class P *	849,642	35,226,520
Equity Index Portfolio Class P *	541,581	69,216,199
Focused Growth Portfolio Class P *	1,107,994	65,523,801
Growth Portfolio Class P *	842,439	55,566,004
Large-Cap Core Portfolio Class P *	1,590,058	123,794,351
Large-Cap Growth Portfolio Class P *	4,827,035	127,434,987
Large-Cap Value Portfolio Class P *	2,177,799	89,078,149
Mid-Cap Equity Portfolio Class P *	707,591	28,720,375
Mid-Cap Growth Portfolio Class P *	1,565,024	46,012,143
Mid-Cap Value Portfolio Class P *	618,824	27,342,080
Small-Cap Equity Portfolio Class P *	457,115	17,887,817
Small-Cap Growth Portfolio Class P *	822,334	26,197,775
Small-Cap Index Portfolio Class P *	443,460	14,703,735
Small-Cap Value Portfolio Class P *	279,872	9,487,202
Value Portfolio Class P *	2,745,020	64,039,200
Value Advantage Portfolio Class P *	3,329,809	87,311,115
Emerging Markets Portfolio Class P *	2,490,121	46,933,473
International Growth Portfolio Class P *	11,492,330	102,308,007
International Large-Cap Portfolio Class P *	3,557,446	53,547,068
International Small-Cap Portfolio Class P *	1,383,820	24,871,891
International Value Portfolio Class P *	4,888,469	93,644,203
Real Estate Portfolio Class P *	725,626	25,661,587

Total Affiliated Mutual Funds (Cost $1,313,284,729)		1,605,314,055

TOTAL INVESTMENTS - 100.0% (Cost $1,313,284,729)		1,605,314,055

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(556,418)

NET ASSETS - 100.0%		$1,604,757,637

Notes to Schedule of Investments

(a)	As of December 31, 2023, the Fund’s composition as a percentage of net assets was as follows:

Affiliated Equity Funds	76.9%
Affiliated Fixed Income Funds	23.1%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

(b)	Fair Value Measurements

As of December 31, 2023, the Fund’s investments, as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities were as follows:

		Total Value at December 31, 2023	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Affiliated Mutual Funds	$1,605,314,055	$1,605,314,055	$–	$–

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

PD 1-3 YEAR CORPORATE BOND PORTFOLIO

Schedule of Investments

December 31, 2023

	Principal Amount	Value

CORPORATE BONDS & NOTES - 99.0%

Basic Materials - 1.4%

BHP Billiton Finance USA Ltd. (Australia) 4.875% due 02/27/26	$500,000	$502,698
Celanese U.S. Holdings LLC 6.050% due 03/15/25	350,000	352,394
DuPont de Nemours, Inc. 4.493% due 11/15/25	250,000	248,320
Eastman Chemical Co. 3.800% due 03/15/25	250,000	245,825
Ecolab, Inc. 2.700% due 11/01/26	250,000	239,439
EIDP, Inc.
1.700% due 07/15/25	250,000	237,237
4.500% due 05/15/26	180,000	179,406
FMC Corp. 3.200% due 10/01/26	250,000	236,648
Linde, Inc. 4.700% due 12/05/25	250,000	250,349
LYB International Finance III LLC 1.250% due 10/01/25	350,000	327,078
Nucor Corp. 2.000% due 06/01/25	250,000	240,222
Nutrien Ltd. (Canada) 5.950% due 11/07/25	570,000	580,211
PPG Industries, Inc. 1.200% due 03/15/26	250,000	231,207
Suzano International Finance BV (Brazil) 4.000% due 01/14/25	250,000	244,714

		4,115,748

Communications - 5.2%

Alphabet, Inc. 1.998% due 08/15/26	500,000	472,469
Amazon.com, Inc.
0.800% due 06/03/25	350,000	331,892
1.000% due 05/12/26	500,000	462,057
3.000% due 04/13/25	250,000	244,832
4.600% due 12/01/25	250,000	250,819
5.200% due 12/03/25	250,000	253,002
AT&T, Inc.
2.950% due 07/15/26	350,000	333,703
5.539% due 02/20/26	300,000	300,074
Baidu, Inc. (China) 4.125% due 06/30/25	750,000	737,812
Booking Holdings, Inc. 3.600% due 06/01/26	250,000	244,306
Charter Communications Operating LLC/Charter Communications Operating Capital
4.908% due 07/23/25	1,250,000	1,238,826
6.150% due 11/10/26	120,000	122,713
Cisco Systems, Inc. 3.500% due 06/15/25	250,000	246,539
Comcast Corp.
3.150% due 03/01/26	500,000	485,517
3.375% due 08/15/25	500,000	488,407
5.250% due 11/07/25	355,000	358,981
Discovery Communications LLC 3.950% due 06/15/25	1,250,000	1,223,632
eBay, Inc.
1.400% due 05/10/26	350,000	324,111
1.900% due 03/11/25	250,000	240,445
5.900% due 11/22/25	175,000	177,930
Fox Corp. 3.050% due 04/07/25	250,000	243,532
Netflix, Inc. 4.375% due 11/15/26	350,000	348,562

	Principal Amount	Value
Omnicom Group, Inc./Omnicom Capital, Inc. 3.600% due 04/15/26	$250,000	$243,743
Rogers Communications, Inc. (Canada)
2.900% due 11/15/26	250,000	237,209
3.625% due 12/15/25	250,000	242,850
Sprint LLC 7.625% due 03/01/26	1,000,000	1,045,352
T-Mobile USA, Inc. 2.250% due 02/15/26	1,000,000	948,260
3.500% due 04/15/25	250,000	244,863
TCI Communications, Inc. 7.875% due 02/15/26	250,000	265,593
Thomson Reuters Corp. (Canada) 3.350% due 05/15/26	250,000	240,437
TWDC Enterprises 18 Corp.
1.850% due 07/30/26	250,000	233,942
3.000% due 02/13/26	250,000	241,843
3.150% due 09/17/25	500,000	486,742
Verizon Communications, Inc.
1.450% due 03/20/26	1,000,000	931,747
3.376% due 02/15/25	500,000	490,928
Walt Disney Co.
3.350% due 03/24/25	250,000	245,459
3.375% due 11/15/26	250,000	242,802

		15,471,931

Consumer, Cyclical - 8.5%

American Honda Finance Corp.
1.000% due 09/10/25	350,000	329,223
1.200% due 07/08/25	750,000	710,944
4.600% due 04/17/25	500,000	498,350
5.250% due 07/07/26	210,000	214,085
AutoZone, Inc. 5.050% due 07/15/26	185,000	186,215
Dollar Tree, Inc. 4.000% due 05/15/25	500,000	491,283
DR Horton, Inc. 2.600% due 10/15/25	250,000	239,818
Ford Motor Co. 4.346% due 12/08/26	500,000	487,512
Ford Motor Credit Co. LLC
2.700% due 08/10/26	2,000,000	1,853,268
4.389% due 01/08/26	1,000,000	973,021
General Motors Co. 6.125% due 10/01/25	350,000	354,806
General Motors Financial Co., Inc.
1.500% due 06/10/26	500,000	458,328
2.750% due 06/20/25	1,650,000	1,587,268
2.900% due 02/26/25	350,000	339,822
4.000% due 10/06/26	500,000	486,747
5.400% due 04/06/26	280,000	281,867
6.050% due 10/10/25	300,000	303,520
Genuine Parts Co. 1.750% due 02/01/25	250,000	240,232
Harley-Davidson, Inc. 3.500% due 07/28/25	250,000	242,293
Hasbro, Inc. 3.550% due 11/19/26	250,000	237,206
Home Depot, Inc.
3.350% due 09/15/25	1,000,000	980,624
4.950% due 09/30/26	170,000	172,476
Honda Motor Co. Ltd. (Japan) 2.271% due 03/10/25	165,000	160,009
Lennar Corp. 5.250% due 06/01/26	250,000	251,297
Lowe’s Cos., Inc.
4.400% due 09/08/25	1,055,000	1,047,306
4.800% due 04/01/26	140,000	140,141
Magna International, Inc. (Canada) 5.980% due 03/21/26	250,000	250,416

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

PD 1-3 YEAR CORPORATE BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Principal Amount	Value
Marriott International, Inc.
3.750% due 10/01/25	$250,000	$244,277
5.450% due 09/15/26	85,000	86,502
5.750% due 05/01/25	500,000	503,295
McDonald’s Corp. 3.700% due 01/30/26	650,000	639,321
NIKE, Inc. 2.375% due 11/01/26	250,000	237,387
O’Reilly Automotive, Inc. 5.750% due 11/20/26	125,000	128,043
PACCAR Financial Corp.
2.850% due 04/07/25	100,000	97,786
4.950% due 10/03/25	100,000	100,629
5.050% due 08/10/26	510,000	517,433
5.200% due 11/09/26	165,000	168,589
PVH Corp. 4.625% due 07/10/25	250,000	245,360
Ralph Lauren Corp. 3.750% due 09/15/25	250,000	244,924
Sands China Ltd. (Macau) 4.300% due 01/08/26	500,000	480,464
Southwest Airlines Co. 5.250% due 05/04/25	500,000	500,243
Starbucks Corp. 4.750% due 02/15/26	845,000	848,595
Tapestry, Inc.
4.250% due 04/01/25	200,000	197,277
7.000% due 11/27/26	65,000	67,412
7.050% due 11/27/25	50,000	51,131
TJX Cos., Inc.
2.250% due 09/15/26	250,000	236,273
Toyota Motor Corp. (Japan) 5.275% due 07/13/26	170,000	173,055
Toyota Motor Credit Corp.
1.125% due 06/18/26	250,000	230,958
1.450% due 01/13/25	250,000	241,409
3.000% due 04/01/25	350,000	342,386
3.650% due 08/18/25	620,000	609,980
3.950% due 06/30/25	175,000	172,990
4.450% due 05/18/26	500,000	499,423
5.000% due 08/14/26	750,000	759,375
5.400% due 11/10/25	100,000	101,618
5.400% due 11/20/26	250,000	256,029
United Airlines Pass-Through Trust 4.300% due 02/15/27	553,252	536,545
VF Corp. 2.400% due 04/23/25	250,000	239,034
Walmart, Inc.
3.050% due 07/08/26	350,000	339,791
3.900% due 09/09/25	870,000	861,742
4.000% due 04/15/26	135,000	134,321
Whirlpool Corp. 3.700% due 05/01/25	350,000	342,519
WW Grainger, Inc. 1.850% due 02/15/25	150,000	144,895

		25,099,088

Consumer, Non-Cyclical - 14.0%

Abbott Laboratories
3.750% due 11/30/26	500,000	492,925
3.875% due 09/15/25	350,000	346,650
AbbVie, Inc.
2.950% due 11/21/26	750,000	719,401
3.200% due 05/14/26	500,000	484,801
3.600% due 05/14/25	250,000	245,700
3.800% due 03/15/25	350,000	345,455
Altria Group, Inc.
2.350% due 05/06/25	250,000	241,336
4.400% due 02/14/26	500,000	495,623

	Principal Amount	Value
Amgen, Inc.
2.600% due 08/19/26	$750,000	$713,032
3.125% due 05/01/25	750,000	731,318
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium) 3.650% due 02/01/26	550,000	540,157
Astrazeneca Finance LLC (United Kingdom) 1.200% due 05/28/26	500,000	462,824
AstraZeneca PLC (United Kingdom) 3.375% due 11/16/25	750,000	733,811
Automatic Data Processing, Inc. 3.375% due 09/15/25	250,000	245,145
BAT International Finance PLC (United Kingdom) 1.668% due 03/25/26	750,000	696,932
Baxalta, Inc. 4.000% due 06/23/25	250,000	245,788
Baxter International, Inc. 2.600% due 08/15/26	500,000	471,643
Biogen, Inc. 4.050% due 09/15/25	850,000	836,571
Boston Scientific Corp. 1.900% due 06/01/25	500,000	478,705
Bristol-Myers Squibb Co. 3.200% due 06/15/26	500,000	485,280
Brown-Forman Corp. 3.500% due 04/15/25	200,000	196,306
Bunge Ltd. Finance Corp. 1.630% due 08/17/25	250,000	236,465
3.250% due 08/15/26	250,000	240,076
Campbell Soup Co. 3.950% due 03/15/25	250,000	246,321
Cencora, Inc. 3.250% due 03/01/25	150,000	146,927
Cigna Group
1.250% due 03/15/26	250,000	231,755
3.250% due 04/15/25	750,000	732,266
4.125% due 11/15/25	250,000	246,933
4.500% due 02/25/26	250,000	248,272
Cintas Corp. No. 2 3.450% due 05/01/25	250,000	245,737
Colgate-Palmolive Co. 4.800% due 03/02/26	145,000	146,910
CommonSpirit Health 1.547% due 10/01/25	500,000	468,507
Conagra Brands, Inc.
4.600% due 11/01/25	300,000	297,270
5.300% due 10/01/26	250,000	253,205
Conopco, Inc. 7.250% due 12/15/26	250,000	267,960
Constellation Brands, Inc. 4.400% due 11/15/25	500,000	494,561
CVS Health Corp.
2.875% due 06/01/26	500,000	477,739
3.875% due 07/20/25	250,000	245,756
4.100% due 03/25/25	250,000	247,523
5.000% due 02/20/26	705,000	708,501
Diageo Capital PLC (United Kingdom) 1.375% due 09/29/25	750,000	708,343
Elevance Health, Inc. 4.900% due 02/08/26	1,070,000	1,068,110
Equifax, Inc. 2.600% due 12/15/25	250,000	238,658
Flowers Foods, Inc. 3.500% due 10/01/26	250,000	239,910
GE HealthCare Technologies, Inc. 5.600% due 11/15/25	650,000	655,972
General Mills, Inc. 4.000% due 04/17/25	500,000	493,437
Gilead Sciences, Inc. 3.650% due 03/01/26	500,000	489,986

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

PD 1-3 YEAR CORPORATE BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Principal Amount	Value
Global Payments, Inc. 1.200% due 03/01/26	$350,000	$321,695
GXO Logistics, Inc. 1.650% due 07/15/26	250,000	225,475
Haleon UK Capital PLC 3.125% due 03/24/25	350,000	341,982
HCA, Inc.
5.250% due 04/15/25	350,000	349,832
5.375% due 09/01/26	500,000	502,524
5.875% due 02/15/26	1,000,000	1,008,923
Hershey Co. 3.200% due 08/21/25	500,000	489,301
Illumina, Inc. 5.800% due 12/12/25	350,000	351,427
J M Smucker Co. 3.500% due 03/15/25	250,000	245,342
Johnson & Johnson
0.550% due 09/01/25	400,000	374,906
2.450% due 03/01/26	250,000	240,559
Kenvue, Inc. 5.350% due 03/22/26	500,000	508,493
Keurig Dr Pepper, Inc. 3.400% due 11/15/25	250,000	243,080
Kraft Heinz Foods Co. 3.000% due 06/01/26	500,000	480,561
Kroger Co.
2.650% due 10/15/26	250,000	236,381
3.500% due 02/01/26	350,000	341,103
Laboratory Corp. of America Holdings 1.550% due 06/01/26	250,000	231,089
McCormick & Co., Inc. 0.900% due 02/15/26	600,000	552,601
McKesson Corp. 0.900% due 12/03/25	250,000	231,885
Mead Johnson Nutrition Co. (United Kingdom) 4.125% due 11/15/25	250,000	246,778
Merck & Co., Inc. 0.750% due 02/24/26	250,000	231,797
Molson Coors Beverage Co. 3.000% due 07/15/26	250,000	239,579
Mondelez International, Inc. 1.500% due 05/04/25	500,000	477,046
Novartis Capital Corp. (Switzerland) 3.000% due 11/20/25	750,000	729,834
PayPal Holdings, Inc.
1.650% due 06/01/25	750,000	716,377
2.650% due 10/01/26	250,000	237,571
PeaceHealth Obligated Group 1.375% due 11/15/25	250,000	232,363
PepsiCo, Inc.
2.750% due 04/30/25	250,000	243,706
2.850% due 02/24/26	500,000	483,553
3.500% due 07/17/25	250,000	246,080
5.125% due 11/10/26	130,000	132,827
Pfizer Investment Enterprises Pte. Ltd.
4.450% due 05/19/26	780,000	777,996
4.650% due 05/19/25	450,000	448,820
Pfizer, Inc.
2.750% due 06/03/26	350,000	335,643
3.000% due 12/15/26	350,000	337,836
Philip Morris International, Inc.
0.875% due 05/01/26	250,000	229,141
4.875% due 02/13/26	985,000	988,741
5.000% due 11/17/25	240,000	241,109
Procter & Gamble Co.
0.550% due 10/29/25	250,000	233,734
2.450% due 11/03/26	250,000	238,711
2.700% due 02/02/26	250,000	241,679
4.100% due 01/26/26	50,000	49,873

	Principal Amount	Value
Quest Diagnostics, Inc. 3.500% due 03/30/25	$250,000	$244,667
Reynolds American, Inc. (United Kingdom) 4.450% due 06/12/25	350,000	346,268
Shire Acquisitions Investments Ireland DAC 3.200% due 09/23/26	750,000	721,793
Stryker Corp.
3.375% due 11/01/25	250,000	243,446
3.500% due 03/15/26	250,000	243,980
Sysco Corp. 3.750% due 10/01/25	250,000	244,080
Thermo Fisher Scientific, Inc.
4.953% due 08/10/26	250,000	253,476
5.000% due 12/05/26	250,000	253,847
Unilever Capital Corp. (United Kingdom) 2.000% due 07/28/26	250,000	235,795
UnitedHealth Group, Inc.
1.150% due 05/15/26	500,000	463,037
3.100% due 03/15/26	350,000	339,941
5.150% due 10/15/25	405,000	409,633
Utah Acquisition Sub, Inc. 3.950% due 06/15/26	750,000	725,140
Verisk Analytics, Inc. 4.000% due 06/15/25	250,000	245,720
Zoetis, Inc. 5.400% due 11/14/25	595,000	600,147

		41,475,426

Energy - 5.3%

Baker Hughes Holdings LLC/Baker Hughes Co-Obligor, Inc. 2.061% due 12/15/26	250,000	234,084
BP Capital Markets America, Inc.
3.119% due 05/04/26	450,000	435,494
3.410% due 02/11/26	250,000	244,230
Cheniere Corpus Christi Holdings LLC 5.875% due 03/31/25	500,000	501,336
Chevron Corp.
1.554% due 05/11/25	250,000	239,926
2.954% due 05/16/26	750,000	725,808
Chevron USA, Inc. 0.687% due 08/12/25	250,000	235,135
Columbia Pipeline Group, Inc. 4.500% due 06/01/25	250,000	247,024
ConocoPhillips Co. 2.400% due 03/07/25	22,000	21,385
Enbridge, Inc. (Canada)
2.500% due 02/14/25	540,000	524,035
4.250% due 12/01/26	250,000	246,770
5.900% due 11/15/26	110,000	112,973
Energy Transfer LP
3.900% due 07/15/26	250,000	243,061
4.750% due 01/15/26	250,000	248,489
5.950% due 12/01/25	250,000	252,828
6.050% due 12/01/26	500,000	514,355
Enterprise Products Operating LLC 5.050% due 01/10/26	555,000	560,339
EQT Corp. 6.125% due 02/01/25	500,000	502,538
Exxon Mobil Corp.
2.275% due 08/16/26	250,000	237,997
2.992% due 03/19/25	450,000	440,919
3.043% due 03/01/26	850,000	825,919
HF Sinclair Corp. 5.875% due 04/01/26	239,000	241,480
Kinder Morgan, Inc.
1.750% due 11/15/26	250,000	230,086
4.300% due 06/01/25	250,000	247,077
Marathon Petroleum Corp. 4.700% due 05/01/25	300,000	298,214

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

PD 1-3 YEAR CORPORATE BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Principal Amount	Value
MPLX LP
1.750% due 03/01/26	$250,000	$233,935
4.875% due 06/01/25	500,000	497,216
Occidental Petroleum Corp. 5.875% due 09/01/25	500,000	503,125
ONEOK, Inc.
2.200% due 09/15/25	700,000	665,525
5.550% due 11/01/26	250,000	254,460
Ovintiv, Inc.
5.375% due 01/01/26	250,000	250,145
5.650% due 05/15/25	85,000	85,448
Phillips 66 1.300% due 02/15/26	500,000	464,798
Phillips 66 Co. 3.550% due 10/01/26	250,000	241,162
Pioneer Natural Resources Co. 5.100% due 03/29/26	240,000	241,821
Plains All American Pipeline LP/PAA Finance Corp. 4.500% due 12/15/26	250,000	246,923
Sabine Pass Liquefaction LLC 5.625% due 03/01/25	250,000	250,643
Shell International Finance BV (Netherlands)
2.500% due 09/12/26	500,000	476,292
2.875% due 05/10/26	1,000,000	964,527
Spectra Energy Partners LP 3.375% due 10/15/26	250,000	240,829
TotalEnergies Capital International SA (France) 2.434% due 01/10/25	350,000	341,688
Transcontinental Gas Pipe Line Co. LLC 7.850% due 02/01/26	250,000	261,928
Western Midstream Operating LP 4.650% due 07/01/26	500,000	491,904
Williams Cos., Inc. 5.400% due 03/02/26	280,000	282,884

		15,606,755

Financial - 45.6%

AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland) 6.500% due 07/15/25	250,000	253,281
Aflac, Inc. 2.875% due 10/15/26	250,000	237,734
Air Lease Corp.
2.300% due 02/01/25	350,000	337,932
2.875% due 01/15/26	750,000	714,848
3.375% due 07/01/25	250,000	242,101
Aircastle Ltd. 4.250% due 06/15/26	250,000	241,724
Alexandria Real Estate Equities, Inc. 3.450% due 04/30/25	250,000	244,549
Allied World Assurance Co. Holdings Ltd. 4.350% due 10/29/25	250,000	243,626
Allstate Corp. 0.750% due 12/15/25	250,000	230,645
Ally Financial, Inc. 5.800% due 05/01/25	250,000	250,433
American Express Co.
1.650% due 11/04/26	250,000	229,836
3.950% due 08/01/25	450,000	442,846
4.200% due 11/06/25	1,000,000	988,624
4.900% due 02/13/26	45,000	45,119
4.990% due 05/01/26	500,000	498,729
6.338% due 10/30/26	250,000	255,030
American Tower Corp.
1.300% due 09/15/25	250,000	234,022
1.600% due 04/15/26	500,000	462,457
3.375% due 10/15/26	350,000	335,540
4.400% due 02/15/26	500,000	493,970

	Principal Amount	Value
Ameriprise Financial, Inc. 2.875% due 09/15/26	$250,000	$239,396
Aon Global Ltd. 3.875% due 12/15/25	750,000	735,238
ARES Capital Corp.
2.150% due 07/15/26	250,000	228,045
3.250% due 07/15/25	250,000	239,541
4.250% due 03/01/25	500,000	489,186
Australia & New Zealand Banking Group Ltd. (Australia)
3.700% due 11/16/25	250,000	245,700
5.088% due 12/08/25	250,000	251,685
5.671% due 10/03/25	400,000	406,385
AvalonBay Communities, Inc. 2.950% due 05/11/26	250,000	239,958
Banco Bilbao Vizcaya Argentaria SA (Spain) 1.125% due 09/18/25	50,000	46,665
5.862% due 09/14/26	200,000	201,069
Banco Santander SA (Spain)
1.849% due 03/25/26	200,000	185,246
3.496% due 03/24/25	400,000	391,841
5.147% due 08/18/25	1,310,000	1,302,905
6.527% due 11/07/27	280,000	289,722
Bank of America Corp.
1.319% due 06/19/26	2,700,000	2,542,688
1.734% due 07/22/27	1,000,000	916,521
3.366% due 01/23/26	1,600,000	1,563,266
3.559% due 04/23/27	1,000,000	962,914
4.450% due 03/03/26	700,000	692,644
4.827% due 07/22/26	1,150,000	1,141,816
5.080% due 01/20/27	950,000	948,303
5.933% due 09/15/27	750,000	765,604
Bank of America NA 5.526% due 08/18/26	500,000	509,402
Bank of Montreal (Canada)
1.850% due 05/01/25	250,000	239,871
3.700% due 06/07/25	1,060,000	1,039,659
5.266% due 12/11/26	210,000	212,984
5.300% due 06/05/26	350,000	353,604
5.920% due 09/25/25	250,000	254,045
Bank of New York Mellon Corp.
2.800% due 05/04/26	250,000	239,451
4.414% due 07/24/26	1,490,000	1,475,125
4.947% due 04/26/27	250,000	250,179
5.148% due 05/22/26	250,000	250,094
Bank of Nova Scotia (Canada)
1.350% due 06/24/26	350,000	321,856
2.700% due 08/03/26	1,000,000	947,988
3.450% due 04/11/25	1,120,000	1,096,657
4.500% due 12/16/25	250,000	246,095
4.750% due 02/02/26	580,000	578,895
5.350% due 12/07/26	250,000	254,292
Barclays PLC (United Kingdom)
2.279% due 11/24/27	250,000	229,800
2.852% due 05/07/26	950,000	916,338
4.375% due 01/12/26	250,000	246,650
5.200% due 05/12/26	250,000	248,528
5.829% due 05/09/27	1,065,000	1,074,899
6.496% due 09/13/27	250,000	257,113
7.325% due 11/02/26	250,000	258,423
Berkshire Hathaway, Inc. 3.125% due 03/15/26	750,000	729,756
Blackstone Private Credit Fund
2.625% due 12/15/26	250,000	226,596
2.700% due 01/15/25	115,000	110,990
7.050% due 09/29/25	600,000	610,841
Blackstone Secured Lending Fund 2.750% due 09/16/26	350,000	320,444

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

PD 1-3 YEAR CORPORATE BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Principal Amount	Value
Blue Owl Capital Corp.
3.400% due 07/15/26	$350,000	$325,606
4.000% due 03/30/25	350,000	340,306
Boston Properties LP
3.200% due 01/15/25	350,000	340,463
3.650% due 02/01/26	500,000	481,616
Brixmor Operating Partnership LP 3.850% due 02/01/25	150,000	146,881
Brookfield Finance, Inc. (Canada) 4.250% due 06/02/26	250,000	244,437
Canadian Imperial Bank of Commerce (Canada)
0.950% due 10/23/25	250,000	233,612
1.250% due 06/22/26	250,000	229,211
3.300% due 04/07/25	35,000	34,216
3.945% due 08/04/25	700,000	689,183
5.615% due 07/17/26	200,000	204,084
5.926% due 10/02/26	350,000	360,272
Capital One Financial Corp.
2.636% due 03/03/26	250,000	239,643
4.200% due 10/29/25	1,000,000	981,229
7.149% due 10/29/27	100,000	103,870
Capital One NA 2.280% due 01/28/26	750,000	723,608
Charles Schwab Corp.
0.900% due 03/11/26	1,000,000	917,056
1.150% due 05/13/26	350,000	320,878
5.875% due 08/24/26	165,000	169,290
Citibank NA
5.488% due 12/04/26	585,000	595,752
5.864% due 09/29/25	565,000	574,619
Citigroup, Inc.
1.122% due 01/28/27	1,300,000	1,194,915
3.106% due 04/08/26	500,000	486,196
3.290% due 03/17/26	1,800,000	1,753,267
3.400% due 05/01/26	500,000	482,710
4.400% due 06/10/25	1,000,000	988,080
5.610% due 09/29/26	750,000	756,019
CME Group, Inc. 3.000% due 03/15/25	150,000	146,961
CNA Financial Corp. 4.500% due 03/01/26	350,000	346,306
CNO Financial Group, Inc. 5.250% due 05/30/25	250,000	248,504
Commonwealth Bank of Australia (Australia)
5.316% due 03/13/26	500,000	507,754
5.499% due 09/12/25	300,000	303,894
Cooperatieve Rabobank UA (Netherlands)
1.375% due 01/10/25	100,000	96,253
3.750% due 07/21/26	250,000	239,545
4.375% due 08/04/25	550,000	540,461
5.500% due 07/18/25	440,000	444,900
Corebridge Financial, Inc. 3.500% due 04/04/25	500,000	487,826
Credit Suisse AG (Switzerland)
1.250% due 08/07/26	500,000	453,783
3.700% due 02/21/25	1,275,000	1,249,793
Crown Castle, Inc. 1.050% due 07/15/26	250,000	225,692
3.700% due 06/15/26	500,000	482,839
Deutsche Bank AG (Germany) 2.311% due 11/16/27	250,000	228,732
4.100% due 01/13/26	350,000	340,474
6.119% due 07/14/26	165,000	166,651
7.146% due 07/13/27	985,000	1,022,969
Discover Bank 3.450% due 07/27/26	250,000	236,481
Discover Financial Services 4.500% due 01/30/26	250,000	246,937

	Principal Amount	Value
EPR Properties
4.500% due 04/01/25	$200,000	$196,344
4.750% due 12/15/26	250,000	239,396
Equinix, Inc.
1.000% due 09/15/25	350,000	326,660
1.450% due 05/15/26	350,000	323,534
2.900% due 11/18/26	250,000	237,565
ERP Operating LP 2.850% due 11/01/26	250,000	237,603
Fifth Third Bank NA 3.950% due 07/28/25	500,000	489,554
FS KKR Capital Corp. 4.125% due 02/01/25	500,000	487,719
GLP Capital LP/GLP Financing II, Inc. 5.250% due 06/01/25	350,000	348,991
Goldman Sachs Group, Inc.
0.855% due 02/12/26	2,000,000	1,897,281
1.542% due 09/10/27	1,500,000	1,361,126
3.500% due 04/01/25	350,000	342,316
3.750% due 05/22/25	500,000	490,067
3.750% due 02/25/26	250,000	244,323
4.250% due 10/21/25	250,000	245,537
5.798% due 08/10/26	355,000	358,596
Golub Capital BDC, Inc. 2.500% due 08/24/26	250,000	226,732
Host Hotels & Resorts LP 4.000% due 06/15/25	250,000	244,378
HSBC Holdings PLC (United Kingdom)
1.645% due 04/18/26	1,850,000	1,758,770
2.099% due 06/04/26	250,000	238,087
2.251% due 11/22/27	500,000	459,102
2.999% due 03/10/26	200,000	194,002
3.900% due 05/25/26	750,000	730,539
4.292% due 09/12/26	500,000	489,929
5.887% due 08/14/27	1,000,000	1,014,300
7.336% due 11/03/26	200,000	207,765
ING Groep NV (Netherlands) 3.869% due 03/28/26	750,000	735,522
JPMorgan Chase & Co.
1.045% due 11/19/26	2,250,000	2,084,890
2.083% due 04/22/26	2,300,000	2,203,822
3.960% due 01/29/27	500,000	488,652
4.125% due 12/15/26	2,000,000	1,961,471
6.070% due 10/22/27	335,000	344,751
7.625% due 10/15/26	100,000	107,657
7.750% due 07/15/25	250,000	260,329
JPMorgan Chase Bank NA 5.110% due 12/08/26	1,000,000	1,009,365
KeyBank NA
4.150% due 08/08/25	250,000	242,494
4.700% due 01/26/26	1,000,000	977,019
Kimco Realty OP LLC
2.800% due 10/01/26	250,000	236,067
3.300% due 02/01/25	150,000	146,810
Kite Realty Group LP 4.000% due 10/01/26	150,000	141,896
Lazard Group LLC 3.750% due 02/13/25	250,000	244,648
Lloyds Banking Group PLC (United Kingdom)
1.627% due 05/11/27	500,000	458,499
3.511% due 03/18/26	200,000	195,424
4.450% due 05/08/25	250,000	247,190
4.650% due 03/24/26	350,000	343,457
4.716% due 08/11/26	200,000	197,503
5.985% due 08/07/27	775,000	789,113
Main Street Capital Corp. 3.000% due 07/14/26	250,000	229,093
Manufacturers & Traders Trust Co.
4.650% due 01/27/26	250,000	244,901
5.400% due 11/21/25	250,000	248,514

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

PD 1-3 YEAR CORPORATE BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Principal Amount	Value
Manulife Financial Corp. (Canada) 4.150% due 03/04/26	$250,000	$247,132
Marsh & McLennan Cos., Inc. 3.500% due 03/10/25	250,000	245,712
Mastercard, Inc.
2.000% due 03/03/25	250,000	242,392
2.950% due 11/21/26	250,000	241,286
Mid-America Apartments LP 1.100% due 09/15/26	250,000	226,906
Mitsubishi UFJ Financial Group, Inc. (Japan)
1.412% due 07/17/25	2,250,000	2,123,784
5.541% due 04/17/26	200,000	200,498
5.719% due 02/20/26	700,000	703,168
Mizuho Financial Group, Inc. (Japan)
2.651% due 05/22/26	350,000	336,895
2.839% due 09/13/26	500,000	474,401
Morgan Stanley
2.188% due 04/28/26	1,000,000	961,086
3.125% due 07/27/26	1,000,000	957,855
3.875% due 01/27/26	500,000	489,950
4.000% due 07/23/25	1,600,000	1,577,970
4.679% due 07/17/26	345,000	341,902
5.050% due 01/28/27	300,000	300,403
6.138% due 10/16/26	750,000	764,075
Morgan Stanley Bank NA
4.754% due 04/21/26	360,000	359,881
5.479% due 07/16/25	690,000	696,629
5.882% due 10/30/26	1,275,000	1,311,524
Nasdaq, Inc. 5.650% due 06/28/25	45,000	45,452
National Australia Bank Ltd. (Australia)
2.500% due 07/12/26	250,000	237,794
3.375% due 01/14/26	1,000,000	974,533
4.966% due 01/12/26	250,000	251,846
Natwest Group PLC (United Kingdom)
4.800% due 04/05/26	250,000	247,910
5.847% due 03/02/27	500,000	504,597
7.472% due 11/10/26	750,000	776,822
Nomura Holdings, Inc. (Japan)
1.653% due 07/14/26	350,000	320,163
1.851% due 07/16/25	250,000	236,826
5.709% due 01/09/26	500,000	504,748
Northern Trust Corp. 3.950% due 10/30/25	250,000	245,769
Oaktree Specialty Lending Corp. 3.500% due 02/25/25	150,000	145,516
PNC Bank NA 3.875% due 04/10/25	250,000	244,970
PNC Financial Services Group, Inc.
1.150% due 08/13/26	750,000	682,640
2.600% due 07/23/26	250,000	236,849
4.758% due 01/26/27	90,000	89,326
5.812% due 06/12/26	290,000	291,918
Principal Financial Group, Inc. 3.100% due 11/15/26	250,000	238,324
Prologis LP 3.250% due 10/01/26	250,000	241,417
Prudential Financial, Inc. 1.500% due 03/10/26	500,000	466,400
Radian Group, Inc. 6.625% due 03/15/25	250,000	251,189
Realty Income Corp. 4.125% due 10/15/26	250,000	245,440
Royal Bank of Canada (Canada)
3.375% due 04/14/25	250,000	245,096
4.650% due 01/27/26	1,500,000	1,488,264
4.875% due 01/12/26	200,000	200,592
4.950% due 04/25/25	715,000	715,688
5.200% due 07/20/26	500,000	505,608

	Principal Amount	Value
Santander Holdings USA, Inc.
4.500% due 07/17/25	$250,000	$247,249
5.807% due 09/09/26	60,000	60,194
Santander UK Group Holdings PLC (United Kingdom)
1.532% due 08/21/26	750,000	699,892
6.833% due 11/21/26	300,000	305,739
Simon Property Group LP
3.250% due 11/30/26	250,000	240,343
3.500% due 09/01/25	750,000	733,075
SITE Centers Corp. 3.625% due 02/01/25	250,000	243,059
Sixth Street Specialty Lending, Inc. 2.500% due 08/01/26	250,000	228,698
Sumitomo Mitsui Financial Group, Inc. (Japan)
1.402% due 09/17/26	500,000	455,578
2.632% due 07/14/26	250,000	236,914
3.010% due 10/19/26	500,000	476,432
3.784% due 03/09/26	250,000	243,768
5.464% due 01/13/26	1,285,000	1,297,800
5.880% due 07/13/26	520,000	531,931
Synchrony Bank 5.400% due 08/22/25	250,000	246,387
Synchrony Financial
3.700% due 08/04/26	250,000	235,453
4.875% due 06/13/25	130,000	127,888
Toronto-Dominion Bank (Canada)
0.750% due 09/11/25	250,000	233,361
0.750% due 01/06/26	500,000	462,027
1.150% due 06/12/25	250,000	236,851
1.250% due 09/10/26	1,000,000	913,987
5.103% due 01/09/26	200,000	201,479
5.264% due 12/11/26	130,000	132,618
5.532% due 07/17/26	500,000	509,740
Truist Bank
3.300% due 05/15/26	250,000	238,717
3.625% due 09/16/25	250,000	241,770
Truist Financial Corp.
1.200% due 08/05/25	250,000	234,751
3.700% due 06/05/25	350,000	342,305
4.260% due 07/28/26	1,200,000	1,175,993
6.047% due 06/08/27	115,000	117,083
U.S. Bancorp
3.100% due 04/27/26	500,000	479,369
5.727% due 10/21/26	95,000	95,685
6.787% due 10/26/27	1,000,000	1,044,555
U.S. Bank NA 2.800% due 01/27/25	350,000	340,862
UBS AG (Switzerland) 5.800% due 09/11/25	500,000	505,946
UBS Group AG (Switzerland)
3.750% due 03/26/25	500,000	490,258
4.550% due 04/17/26	500,000	493,683
Ventas Realty LP
2.650% due 01/15/25	350,000	339,598
4.125% due 01/15/26	250,000	243,928
Visa, Inc. 3.150% due 12/14/25	1,150,000	1,122,660
Wachovia Corp. 7.574% due 08/01/26	500,000	528,144
Wells Fargo & Co.
2.164% due 02/11/26	1,000,000	962,896
2.188% due 04/30/26	250,000	239,727
3.000% due 04/22/26	1,500,000	1,437,446
3.000% due 10/23/26	300,000	284,950
3.196% due 06/17/27	750,000	717,280
3.908% due 04/25/26	295,000	289,339
4.540% due 08/15/26	1,650,000	1,633,410

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

PD 1-3 YEAR CORPORATE BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Principal Amount	Value
Wells Fargo Bank NA
5.254% due 12/11/26	$400,000	$405,042
5.450% due 08/07/26	315,000	320,263
Welltower OP LLC 4.000% due 06/01/25	500,000	491,478
Western Union Co. 2.850% due 01/10/25	250,000	243,066
Westpac Banking Corp. (Australia)
2.700% due 08/19/26	500,000	477,862
2.850% due 05/13/26	350,000	336,265
2.894% due 02/04/30	350,000	337,293
3.735% due 08/26/25	250,000	245,930
5.512% due 11/17/25	250,000	254,145
WP Carey, Inc. 4.000% due 02/01/25	250,000	246,363

		134,670,707

Industrial - 7.2%

3M Co.
2.000% due 02/14/25	250,000	240,599
3.000% due 08/07/25	500,000	484,875
Amcor Flexibles North America, Inc. 4.000% due 05/17/25	350,000	344,072
Amphenol Corp. 4.750% due 03/30/26	255,000	255,565
Berry Global, Inc. 1.570% due 01/15/26	250,000	232,367
Boeing Co.
2.196% due 02/04/26	2,500,000	2,362,649
2.250% due 06/15/26	250,000	234,343
Burlington Northern Santa Fe LLC 7.000% due 12/15/25	250,000	261,326
Canadian Pacific Railway Co. (Canada)
1.750% due 12/02/26	250,000	230,712
2.900% due 02/01/25	150,000	146,473
Carrier Global Corp.
2.242% due 02/15/25	350,000	339,417
5.800% due 11/30/25 ~	110,000	111,512
Caterpillar Financial Services Corp.
0.800% due 11/13/25	250,000	233,475
2.400% due 08/09/26	250,000	237,205
3.650% due 08/12/25	200,000	196,834
4.350% due 05/15/26	250,000	249,582
4.800% due 01/06/26	625,000	628,797
4.900% due 01/17/25	200,000	200,140
5.150% due 08/11/25	500,000	503,836
CNH Industrial Capital LLC
1.450% due 07/15/26	350,000	321,159
1.875% due 01/15/26	250,000	234,328
3.950% due 05/23/25	95,000	93,405
CSX Corp. 2.600% due 11/01/26	250,000	237,928
Emerson Electric Co. 0.875% due 10/15/26	250,000	226,890
Flex Ltd. 3.750% due 02/01/26	600,000	581,004
Fortive Corp. 3.150% due 06/15/26	250,000	239,906
General Dynamics Corp.
2.125% due 08/15/26	500,000	471,653
3.250% due 04/01/25	250,000	245,051
Hexcel Corp. 4.950% due 08/15/25	250,000	248,607
Honeywell International, Inc. 2.500% due 11/01/26	350,000	333,603
Illinois Tool Works, Inc. 2.650% due 11/15/26	250,000	238,897
John Deere Capital Corp.
1.050% due 06/17/26	500,000	460,667
2.650% due 06/10/26	500,000	478,527

	Principal Amount	Value
3.400% due 06/06/25	$555,000	$546,028
3.450% due 03/13/25	150,000	147,851
4.750% due 06/08/26	215,000	216,538
4.800% due 01/09/26	165,000	165,926
4.950% due 06/06/25	85,000	85,428
5.050% due 03/03/26	600,000	609,230
5.300% due 09/08/25	100,000	101,360
L3Harris Technologies, Inc. 3.850% due 12/15/26	250,000	245,130
Legrand France SA (France) 8.500% due 02/15/25	100,000	103,379
Lennox International, Inc. 1.350% due 08/01/25	250,000	235,421
Lockheed Martin Corp. 3.550% due 01/15/26	500,000	491,151
Norfolk Southern Corp. 2.900% due 06/15/26	250,000	240,099
Regal Rexnord Corp. 6.050% due 02/15/26 ~	500,000	505,639
Republic Services, Inc. 0.875% due 11/15/25	500,000	463,499
RTX Corp.
2.650% due 11/01/26	250,000	236,721
5.000% due 02/27/26	250,000	251,099
5.750% due 11/08/26	120,000	123,341
Ryder System, Inc. 4.625% due 06/01/25	500,000	496,533
Stanley Black & Decker, Inc. 6.272% due 03/06/26	750,000	751,328
TD SYNNEX Corp. 1.750% due 08/09/26	250,000	226,786
Trane Technologies Financing Ltd. 3.500% due 03/21/26	250,000	243,070
Tyco Electronics Group SA 4.500% due 02/13/26	620,000	618,144
Union Pacific Corp.
2.750% due 03/01/26	350,000	337,209
4.750% due 02/21/26	65,000	65,428
United Parcel Service, Inc. 3.900% due 04/01/25	400,000	395,716
Waste Management, Inc. 0.750% due 11/15/25	500,000	464,747
Westinghouse Air Brake Technologies Corp. 3.450% due 11/15/26	250,000	239,286
WRKCo, Inc.
3.750% due 03/15/25	250,000	245,476
4.650% due 03/15/26	250,000	248,447
Xylem, Inc. 3.250% due 11/01/26	250,000	240,973

		21,246,387

Technology - 6.6%

Analog Devices, Inc.
2.950% due 04/01/25	200,000	195,846
3.500% due 12/05/26	250,000	244,307
Apple, Inc.
0.550% due 08/20/25	350,000	329,284
1.125% due 05/11/25	1,500,000	1,431,520
2.050% due 09/11/26	500,000	471,260
2.450% due 08/04/26	1,000,000	953,631
3.200% due 05/13/25	350,000	343,213
3.250% due 02/23/26	500,000	488,027
Applied Materials, Inc. 3.900% due 10/01/25	250,000	246,656
Broadcom, Inc. 3.459% due 09/15/26	250,000	241,855
Broadridge Financial Solutions, Inc. 3.400% due 06/27/26	250,000	241,099

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

PD 1-3 YEAR CORPORATE BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Principal Amount	Value
CDW LLC/CDW Finance Corp.
2.670% due 12/01/26	$250,000	$234,135
4.125% due 05/01/25	250,000	245,305
Dell International LLC/EMC Corp. 6.020% due 06/15/26	1,500,000	1,535,883
Fidelity National Information Services, Inc.
1.150% due 03/01/26	500,000	462,182
4.500% due 07/15/25	110,000	108,933
Fiserv, Inc. 3.850% due 06/01/25	750,000	736,444
Hewlett Packard Enterprise Co. 4.900% due 10/15/25	1,100,000	1,095,434
HP, Inc. 2.200% due 06/17/25	500,000	478,989
Intel Corp.
2.600% due 05/19/26	250,000	239,519
4.875% due 02/10/26	920,000	927,063
International Business Machines Corp.
3.300% due 05/15/26	750,000	728,511
4.000% due 07/27/25	300,000	296,830
4.500% due 02/06/26	250,000	249,472
Intuit, Inc. 0.950% due 07/15/25	250,000	235,666
Lam Research Corp.
3.750% due 03/15/26	250,000	245,608
3.800% due 03/15/25	250,000	246,934
Microchip Technology, Inc. 4.250% due 09/01/25	350,000	344,881
Microsoft Corp.
2.400% due 08/08/26	350,000	333,678
2.700% due 02/12/25	250,000	244,832
3.125% due 11/03/25	1,200,000	1,172,217
NVIDIA Corp. 3.200% due 09/16/26	500,000	486,674
NXP BV/NXP Funding LLC (China) 5.350% due 03/01/26	750,000	754,203
Oracle Corp.
1.650% due 03/25/26	500,000	466,556
2.500% due 04/01/25	350,000	338,535
2.650% due 07/15/26	350,000	332,015
QUALCOMM, Inc. 3.450% due 05/20/25	250,000	245,650
Roper Technologies, Inc. 1.000% due 09/15/25	250,000	233,781
Skyworks Solutions, Inc. 1.800% due 06/01/26	250,000	231,875
Take-Two Interactive Software, Inc. 5.000% due 03/28/26	500,000	502,447
Texas Instruments, Inc. 1.375% due 03/12/25	150,000	144,351
TSMC Arizona Corp. (Taiwan) 1.750% due 10/25/26	500,000	461,090

		19,546,391

Utilities - 5.2%

AEP Transmission Co. LLC 3.100% due 12/01/26	250,000	240,297
American Electric Power Co., Inc. 5.699% due 08/15/25	340,000	342,412
Appalachian Power Co. 3.400% due 06/01/25	500,000	488,789
Avangrid, Inc. 3.200% due 04/15/25	350,000	340,271
Baltimore Gas & Electric Co. 2.400% due 08/15/26	250,000	236,084
CenterPoint Energy, Inc.
1.450% due 06/01/26	250,000	230,351
5.250% due 08/10/26	250,000	252,370
Cleco Corporate Holdings LLC 3.743% due 05/01/26	350,000	337,911

	Principal Amount	Value
CMS Energy Corp. 3.000% due 05/15/26	$250,000	$239,067
Commonwealth Edison Co. 2.550% due 06/15/26	250,000	238,148
DTE Energy Co. 2.850% due 10/01/26	500,000	472,954
Duke Energy Corp.
0.900% due 09/15/25	750,000	700,159
5.000% due 12/08/25	90,000	90,221
Edison International 4.700% due 08/15/25	100,000	98,827
Emera U.S. Finance LP (Canada) 3.550% due 06/15/26	500,000	482,039
Enel Americas SA (Chile) 4.000% due 10/25/26	250,000	243,470
Entergy Louisiana LLC 2.400% due 10/01/26	150,000	140,552
Evergy Kansas Central, Inc. 2.550% due 07/01/26	250,000	236,964
Eversource Energy 0.800% due 08/15/25	250,000	233,055
Exelon Corp. 3.950% due 06/15/25	250,000	245,957
Florida Power & Light Co. 2.850% due 04/01/25	350,000	342,053
Fortis, Inc. (Canada) 3.055% due 10/04/26	250,000	237,480
Georgia Power Co. 3.250% due 04/01/26	250,000	240,401
National Fuel Gas Co. 5.200% due 07/15/25	250,000	249,012
National Rural Utilities Cooperative Finance Corp.
1.000% due 06/15/26	500,000	458,693
4.450% due 03/13/26	315,000	314,661
5.600% due 11/13/26	180,000	184,797
NextEra Energy Capital Holdings, Inc. 4.450% due 06/20/25	1,370,000	1,358,229
Pacific Gas & Electric Co.
2.950% due 03/01/26	750,000	710,876
3.150% due 01/01/26	250,000	239,895
4.950% due 06/08/25	50,000	49,710
Pinnacle West Capital Corp. 1.300% due 06/15/25	250,000	235,787
PPL Capital Funding, Inc. 3.100% due 05/15/26	250,000	239,757
Puget Energy, Inc. 3.650% due 05/15/25	250,000	243,798
Sempra 5.400% due 08/01/26	250,000	253,404
Southern California Edison Co.
1.200% due 02/01/26	750,000	698,721
4.200% due 06/01/25	65,000	64,280
Southern California Gas Co.
2.600% due 06/15/26	250,000	238,646
3.200% due 06/15/25	250,000	243,954
Southern Co. Gas Capital Corp. 3.250% due 06/15/26	250,000	240,690
Southern Power Co. 0.900% due 01/15/26	1,000,000	921,756
Virginia Electric & Power Co.
2.950% due 11/15/26	250,000	238,821
3.150% due 01/15/26	500,000	484,853
WEC Energy Group, Inc.
4.750% due 01/09/26	385,000	383,656
5.600% due 09/12/26	190,000	193,450
Xcel Energy, Inc. 3.350% due 12/01/26	250,000	240,708

		15,197,986

Total Corporate Bonds & Notes (Cost $291,386,890)		292,430,419

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

PD 1-3 YEAR CORPORATE BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Shares	Value

SHORT-TERM INVESTMENTS - 2.0%

Money Market Funds - 2.0%

BlackRock Liquidity Funds: T-Fund Institutional Shares 5.255%	6,068,567	$6,068,567

Total Short-Term Investments (Cost $6,068,567)		6,068,567

TOTAL INVESTMENTS - 101.0% (Cost $297,455,457)		298,498,986

OTHER ASSETS & LIABILITIES, NET - (1.0%)		(3,020,128)

NET ASSETS - 100.0%		$295,478,858

Notes to Schedule of Investments

(a)	As of December 31, 2023, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	45.6%
Consumer, Non-Cyclical	14.0%
Consumer, Cyclical	8.5%
Industrial	7.2%
Technology	6.6%
Energy	5.3%
Communications	5.2%
Utilities	5.2%
Others (each less than 3.0%)	3.4%

	101.0%
Other Assets & Liabilities, Net	(1.0%	)

	100.0%

(b)	Fair Value Measurements

As of December 31, 2023, the Fund’s investments, as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities were as follows:

		Total Value at December 31, 2023	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$292,430,419	$–	$292,430,419	$–
	Short-Term Investments	6,068,567	6,068,567	–	–

	Total	$298,498,986	$6,068,567	$292,430,419	$–

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments

December 31, 2023

	Principal Amount	Value
CORPORATE BONDS & NOTES - 26.6%

Basic Materials - 0.6%

Air Products & Chemicals, Inc. 4.800% due 03/03/33	$100,000	$103,248
Albemarle Corp.
5.050% due 06/01/32	100,000	97,670
5.450% due 12/01/44	50,000	46,746
ArcelorMittal SA (Luxembourg) 6.550% due 11/29/27	200,000	210,161
BHP Billiton Finance USA Ltd. (Australia) 5.000% due 09/30/43	500,000	504,917
Celanese U.S. Holdings LLC
1.400% due 08/05/26	25,000	22,791
6.165% due 07/15/27	250,000	256,480
6.350% due 11/15/28	180,000	188,943
Dow Chemical Co.
2.100% due 11/15/30	250,000	214,103
3.600% due 11/15/50	250,000	193,495
4.250% due 10/01/34	141,000	135,130
4.800% due 05/15/49	65,000	59,693
DuPont de Nemours, Inc.
4.493% due 11/15/25	350,000	347,648
4.725% due 11/15/28	150,000	152,399
5.319% due 11/15/38	65,000	66,801
5.419% due 11/15/48	75,000	78,137
Eastman Chemical Co.
3.800% due 03/15/25	100,000	98,330
4.650% due 10/15/44	50,000	44,024
4.800% due 09/01/42	100,000	90,896
Ecolab, Inc.
1.650% due 02/01/27	100,000	91,900
2.125% due 02/01/32	100,000	85,140
2.700% due 12/15/51	100,000	67,811
EIDP, Inc. 4.800% due 05/15/33	200,000	202,250
Freeport-McMoRan, Inc.
4.125% due 03/01/28	150,000	143,672
4.625% due 08/01/30	100,000	97,870
5.450% due 03/15/43	100,000	97,447
Georgia-Pacific LLC 8.875% due 05/15/31	100,000	124,611
Huntsman International LLC 4.500% due 05/01/29	45,000	43,404
International Paper Co.
4.350% due 08/15/48	54,000	48,409
6.000% due 11/15/41	200,000	211,981
Kinross Gold Corp. (Canada) 6.250% due 07/15/33 ~	100,000	104,905
Linde, Inc.
1.100% due 08/10/30	50,000	41,422
2.000% due 08/10/50	30,000	17,787
4.700% due 12/05/25	100,000	100,140
LYB International Finance III LLC
1.250% due 10/01/25	20,000	18,690
2.250% due 10/01/30	25,000	21,429
3.375% due 10/01/40	30,000	23,049
3.625% due 04/01/51	40,000	29,170
3.800% due 10/01/60	30,000	21,304
4.200% due 05/01/50	300,000	239,669
LyondellBasell Industries NV 4.625% due 02/26/55	75,000	65,275
Mosaic Co. 5.450% due 11/15/33	163,000	166,578
NewMarket Corp. 2.700% due 03/18/31	100,000	84,157
Newmont Corp.
2.250% due 10/01/30	65,000	56,153
2.600% due 07/15/32	100,000	85,544
5.875% due 04/01/35	100,000	107,687

	Principal Amount	Value
Nucor Corp.
2.000% due 06/01/25	$250,000	$240,222
2.979% due 12/15/55	25,000	16,918
Nutrien Ltd. (Canada)
2.950% due 05/13/30	50,000	45,189
4.200% due 04/01/29	55,000	53,939
5.250% due 01/15/45	139,000	135,478
5.950% due 11/07/25	35,000	35,627
PPG Industries, Inc.
1.200% due 03/15/26	70,000	64,738
2.800% due 08/15/29	50,000	45,317
Reliance Steel & Aluminum Co. 1.300% due 08/15/25	40,000	37,436
Rio Tinto Finance USA Ltd. (Australia)
2.750% due 11/02/51	50,000	34,245
7.125% due 07/15/28	50,000	55,099
Rio Tinto Finance USA PLC (Australia) 4.750% due 03/22/42	200,000	194,098
RPM International, Inc. 5.250% due 06/01/45	50,000	47,304
Sherwin-Williams Co.
3.450% due 06/01/27	60,000	57,968
3.950% due 01/15/26	150,000	147,157
4.000% due 12/15/42	50,000	41,979
4.500% due 06/01/47	29,000	26,593
Southern Copper Corp. (Mexico)
5.250% due 11/08/42	150,000	145,418
7.500% due 07/27/35	50,000	58,114
Steel Dynamics, Inc.
1.650% due 10/15/27	10,000	8,907
2.400% due 06/15/25	15,000	14,381
3.250% due 01/15/31	40,000	36,060
3.250% due 10/15/50	20,000	13,871
Suzano Austria GmbH (Brazil)
2.500% due 09/15/28	40,000	35,154
3.125% due 01/15/32	40,000	33,227
3.750% due 01/15/31	125,000	109,745
Suzano International Finance BV (Brazil) 5.500% due 01/17/27	50,000	50,662
Vale Overseas Ltd. (Brazil)
6.125% due 06/12/33	250,000	259,792
6.875% due 11/21/36	150,000	163,827
Westlake Corp. 4.375% due 11/15/47	100,000	83,548

		7,601,079

Communications - 2.4%

Alibaba Group Holding Ltd. (China) 2.700% due 02/09/41	350,000	239,724
Alphabet, Inc.
0.800% due 08/15/27	150,000	134,146
1.900% due 08/15/40	150,000	104,078
1.998% due 08/15/26	200,000	188,988
2.250% due 08/15/60	150,000	92,925
Amazon.com, Inc.
0.800% due 06/03/25	565,000	535,768
1.000% due 05/12/26	100,000	92,411
1.500% due 06/03/30	85,000	72,029
1.650% due 05/12/28	100,000	90,090
2.100% due 05/12/31	100,000	86,270
2.500% due 06/03/50	40,000	26,648
2.700% due 06/03/60	300,000	198,703
2.875% due 05/12/41	100,000	78,659
3.100% due 05/12/51	100,000	74,428
3.250% due 05/12/61	100,000	73,469
3.300% due 04/13/27	150,000	145,700
3.600% due 04/13/32	200,000	190,604
3.875% due 08/22/37	195,000	181,142
3.950% due 04/13/52	150,000	131,393
4.050% due 08/22/47	70,000	63,209

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Principal Amount	Value
4.100% due 04/13/62	$100,000	$88,452
4.250% due 08/22/57	100,000	92,088
4.550% due 12/01/27	100,000	101,597
4.600% due 12/01/25	100,000	100,328
4.700% due 12/01/32	100,000	102,797
5.200% due 12/03/25	50,000	50,601
America Movil SAB de CV (Mexico)
2.875% due 05/07/30	200,000	178,269
6.375% due 03/01/35	125,000	139,964
AT&T, Inc.
1.650% due 02/01/28	300,000	267,235
2.250% due 02/01/32	165,000	136,515
2.550% due 12/01/33	250,000	203,886
2.750% due 06/01/31	100,000	87,711
3.500% due 06/01/41	200,000	158,954
3.500% due 09/15/53	247,000	179,453
3.550% due 09/15/55	433,000	311,615
3.650% due 06/01/51	350,000	263,864
3.650% due 09/15/59	121,000	86,826
3.800% due 12/01/57	200,000	148,840
3.850% due 06/01/60	45,000	33,613
4.250% due 03/01/27	100,000	98,935
4.300% due 12/15/42	393,000	342,432
4.350% due 03/01/29	150,000	148,113
4.350% due 06/15/45	177,000	153,021
4.500% due 05/15/35	90,000	85,320
4.550% due 03/09/49	100,000	87,533
4.850% due 03/01/39	70,000	67,057
5.350% due 09/01/40	161,000	159,132
5.400% due 02/15/34	150,000	154,758
5.539% due 02/20/26	300,000	300,074
Baidu, Inc. (China)
1.625% due 02/23/27	200,000	181,473
2.375% due 08/23/31	200,000	165,757
Bell Telephone Co. of Canada or Bell Canada (Canada)
2.150% due 02/15/32	40,000	33,258
3.200% due 02/15/52	20,000	14,179
3.650% due 08/15/52	70,000	54,081
4.464% due 04/01/48	65,000	58,463
Booking Holdings, Inc.
3.600% due 06/01/26	50,000	48,861
4.625% due 04/13/30	200,000	201,629
British Telecommunications PLC (United Kingdom)
5.125% due 12/04/28	200,000	203,215
9.625% due 12/15/30	50,000	61,917
Charter Communications Operating LLC/Charter Communications Operating Capital
3.500% due 06/01/41	60,000	42,462
3.750% due 02/15/28	100,000	94,475
3.850% due 04/01/61	335,000	209,075
3.900% due 06/01/52	175,000	117,860
4.200% due 03/15/28	200,000	192,271
4.400% due 12/01/61	100,000	69,219
4.800% due 03/01/50	350,000	271,374
4.908% due 07/23/25	150,000	148,659
5.125% due 07/01/49	100,000	81,345
5.375% due 05/01/47	50,000	42,567
6.150% due 11/10/26	120,000	122,713
6.384% due 10/23/35	70,000	71,132
6.484% due 10/23/45	165,000	162,287
6.834% due 10/23/55	50,000	50,011
Cisco Systems, Inc.
2.950% due 02/28/26	50,000	48,429
5.900% due 02/15/39	300,000	333,085
Comcast Corp.
1.950% due 01/15/31	140,000	118,218
2.350% due 01/15/27	40,000	37,566
2.450% due 08/15/52	100,000	62,210
2.800% due 01/15/51	55,000	36,688

	Principal Amount	Value
2.987% due 11/01/63	$101,000	$65,163
3.300% due 02/01/27	100,000	96,531
3.400% due 07/15/46	55,000	42,659
3.750% due 04/01/40	155,000	133,416
3.950% due 10/15/25	350,000	345,383
3.999% due 11/01/49	211,000	176,407
4.000% due 08/15/47	100,000	84,458
4.049% due 11/01/52	97,000	81,935
4.150% due 10/15/28	95,000	93,759
4.250% due 10/15/30	420,000	414,144
4.400% due 08/15/35	77,000	74,315
4.600% due 10/15/38	85,000	82,162
4.700% due 10/15/48	325,000	311,020
4.750% due 03/01/44	300,000	284,358
4.800% due 05/15/33	200,000	202,584
4.950% due 10/15/58	80,000	78,473
5.350% due 11/15/27	65,000	67,223
5.500% due 05/15/64	200,000	210,674
Corning, Inc.
4.375% due 11/15/57	100,000	87,815
4.700% due 03/15/37	50,000	47,912
5.350% due 11/15/48	100,000	100,297
Deutsche Telekom International Finance BV (Germany) 8.750% due 06/15/30	185,000	222,965
Discovery Communications LLC
3.450% due 03/15/25	100,000	97,512
3.625% due 05/15/30	250,000	226,712
3.950% due 03/20/28	60,000	57,115
4.000% due 09/15/55	118,000	84,107
5.200% due 09/20/47	30,000	25,891
eBay, Inc.
1.900% due 03/11/25	50,000	48,089
2.700% due 03/11/30	100,000	88,987
3.600% due 06/05/27	50,000	48,370
5.900% due 11/22/25	70,000	71,172
Expedia Group, Inc. 3.800% due 02/15/28	250,000	241,224
Fox Corp.
3.050% due 04/07/25	150,000	146,119
5.576% due 01/25/49	200,000	193,104
Interpublic Group of Cos., Inc.
2.400% due 03/01/31	100,000	84,538
3.375% due 03/01/41	70,000	53,444
JD.com, Inc. (China) 4.125% due 01/14/50	200,000	156,701
Juniper Networks, Inc. 3.750% due 08/15/29	100,000	94,997
Meta Platforms, Inc.
3.500% due 08/15/27	200,000	194,852
3.850% due 08/15/32	200,000	190,308
4.450% due 08/15/52	200,000	183,903
4.600% due 05/15/28	200,000	203,028
4.950% due 05/15/33	100,000	103,250
5.750% due 05/15/63	100,000	109,600
Motorola Solutions, Inc.
2.750% due 05/24/31	100,000	85,529
4.600% due 02/23/28	100,000	99,536
Omnicom Group, Inc. 2.600% due 08/01/31	100,000	85,983
Omnicom Group, Inc./Omnicom Capital, Inc. 3.600% due 04/15/26	50,000	48,749
Orange SA (France)
5.375% due 01/13/42	150,000	152,775
9.000% due 03/01/31	50,000	61,712
Paramount Global
2.900% due 01/15/27	27,000	25,003
3.375% due 02/15/28	55,000	50,330
4.200% due 05/19/32	300,000	268,000
4.375% due 03/15/43	70,000	51,803

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Principal Amount	Value
5.900% due 10/15/40	$50,000	$45,342
6.875% due 04/30/36	100,000	101,578
7.875% due 07/30/30	100,000	108,494
Rogers Communications, Inc. (Canada)
3.200% due 03/15/27	65,000	62,067
3.800% due 03/15/32	65,000	59,835
4.300% due 02/15/48	85,000	70,994
4.350% due 05/01/49	75,000	63,595
4.500% due 03/15/43	25,000	22,058
4.550% due 03/15/52	100,000	87,312
5.000% due 03/15/44	100,000	94,133
Sprint LLC 7.625% due 03/01/26	300,000	313,606
T-Mobile USA, Inc.
2.250% due 11/15/31	50,000	41,655
2.400% due 03/15/29	25,000	22,451
2.550% due 02/15/31	300,000	258,538
2.700% due 03/15/32	55,000	46,904
3.000% due 02/15/41	20,000	14,981
3.300% due 02/15/51	50,000	36,162
3.400% due 10/15/52	150,000	109,378
3.500% due 04/15/25	200,000	195,890
3.600% due 11/15/60	220,000	160,373
3.750% due 04/15/27	500,000	485,114
3.875% due 04/15/30	300,000	284,569
4.500% due 04/15/50	200,000	176,897
4.800% due 07/15/28	200,000	201,795
4.950% due 03/15/28	60,000	60,840
5.050% due 07/15/33	160,000	161,303
5.200% due 01/15/33	130,000	133,326
5.650% due 01/15/53	65,000	67,739
5.800% due 09/15/62	95,000	101,991
Telefonica Emisiones SA (Spain)
5.213% due 03/08/47	150,000	139,236
7.045% due 06/20/36	150,000	169,843
Telefonica Europe BV (Spain) 8.250% due 09/15/30	250,000	292,860
TELUS Corp. (Canada)
3.400% due 05/13/32	50,000	44,543
4.600% due 11/16/48	100,000	89,386
Thomson Reuters Corp. (Canada)
5.650% due 11/23/43	150,000	149,339
5.850% due 04/15/40	25,000	25,998
Time Warner Cable LLC
5.875% due 11/15/40	150,000	135,981
6.550% due 05/01/37	100,000	98,652
6.750% due 06/15/39	50,000	49,653
7.300% due 07/01/38	150,000	154,877
VeriSign, Inc. 2.700% due 06/15/31	80,000	68,609
Verizon Communications, Inc.
0.850% due 11/20/25	100,000	92,973
1.450% due 03/20/26	40,000	37,270
1.500% due 09/18/30	90,000	74,190
1.750% due 01/20/31	100,000	82,296
2.100% due 03/22/28	60,000	54,302
2.355% due 03/15/32	500,000	416,036
2.550% due 03/21/31	140,000	120,754
2.650% due 11/20/40	450,000	324,563
2.850% due 09/03/41	45,000	33,279
2.875% due 11/20/50	100,000	68,071
2.987% due 10/30/56	383,000	254,554
3.000% due 11/20/60	90,000	59,068
3.376% due 02/15/25	200,000	196,371
3.400% due 03/22/41	580,000	462,024
3.550% due 03/22/51	55,000	42,419
3.700% due 03/22/61	45,000	34,418
4.000% due 03/22/50	250,000	207,915
4.125% due 03/16/27	300,000	295,717

	Principal Amount	Value
4.272% due 01/15/36	$57,000	$53,718
4.329% due 09/21/28	250,000	247,468
Vodafone Group PLC (United Kingdom)
5.125% due 06/19/59	100,000	91,870
5.625% due 02/10/53	425,000	429,185
6.150% due 02/27/37	150,000	162,400
7.875% due 02/15/30	50,000	57,399
Walt Disney Co.
1.750% due 01/13/26	70,000	66,263
2.000% due 09/01/29	35,000	31,079
2.650% due 01/13/31	310,000	275,931
2.750% due 09/01/49	45,000	30,893
3.350% due 03/24/25	350,000	343,643
3.375% due 11/15/26	200,000	194,241
3.600% due 01/13/51	200,000	160,903
4.700% due 03/23/50	200,000	194,364
5.400% due 10/01/43	100,000	104,852
6.400% due 12/15/35	39,000	44,418
6.650% due 11/15/37	150,000	176,299
Weibo Corp. (China) 3.375% due 07/08/30	200,000	172,688

		28,101,673

Consumer, Cyclical - 1.7%

American Airlines Pass-Through Trust Class AA 3.200% due 12/15/29	101,175	92,259
American Honda Finance Corp.
1.200% due 07/08/25	50,000	47,396
1.500% due 01/13/25	150,000	144,814
2.000% due 03/24/28	45,000	40,784
2.250% due 01/12/29	150,000	135,573
5.000% due 05/23/25	300,000	301,061
Aptiv PLC
3.100% due 12/01/51	200,000	130,574
4.400% due 10/01/46	100,000	81,123
AutoNation, Inc. 4.500% due 10/01/25	100,000	97,971
AutoZone, Inc.
1.650% due 01/15/31	85,000	68,990
3.750% due 06/01/27	100,000	97,157
4.750% due 02/01/33	65,000	64,016
Best Buy Co., Inc. 4.450% due 10/01/28	50,000	49,717
BorgWarner, Inc. 2.650% due 07/01/27	25,000	23,193
Choice Hotels International, Inc. 3.700% due 12/01/29	25,000	22,177
Costco Wholesale Corp.
1.375% due 06/20/27	200,000	181,612
1.750% due 04/20/32	200,000	167,209
Cummins, Inc.
0.750% due 09/01/25	35,000	32,829
1.500% due 09/01/30	100,000	83,440
2.600% due 09/01/50	100,000	66,408
Darden Restaurants, Inc. 3.850% due 05/01/27	130,000	125,698
Delta Air Lines Pass- Through Trust Class AA 2.000% due 12/10/29	39,536	35,100
Dick’s Sporting Goods, Inc. 3.150% due 01/15/32	300,000	255,793
Dollar General Corp.
3.875% due 04/15/27	50,000	48,490
4.150% due 11/01/25	25,000	24,602
5.200% due 07/05/28	140,000	141,984
Dollar Tree, Inc.
2.650% due 12/01/31	100,000	85,029
4.200% due 05/15/28	45,000	44,059
DR Horton, Inc. 1.300% due 10/15/26	85,000	77,540

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Principal Amount	Value
Ford Motor Credit Co. LLC
6.798% due 11/07/28	$200,000	$209,398
6.950% due 03/06/26	500,000	512,412
7.122% due 11/07/33	230,000	247,936
7.350% due 03/06/30	500,000	537,549
General Motors Co.
4.200% due 10/01/27	50,000	48,854
5.400% due 10/15/29	250,000	254,639
5.400% due 04/01/48	50,000	45,750
6.125% due 10/01/25	250,000	253,433
6.250% due 10/02/43	100,000	102,165
6.750% due 04/01/46	25,000	26,938
General Motors Financial Co., Inc.
1.250% due 01/08/26	500,000	462,799
2.700% due 06/10/31	100,000	83,899
3.600% due 06/21/30	350,000	317,822
4.000% due 10/06/26	50,000	48,675
4.300% due 04/06/29	100,000	96,397
5.000% due 04/09/27	60,000	59,902
5.400% due 04/06/26	75,000	75,500
5.800% due 06/23/28	250,000	257,080
Hasbro, Inc.
3.500% due 09/15/27	30,000	28,288
3.900% due 11/19/29	100,000	93,072
Home Depot, Inc.
1.375% due 03/15/31	300,000	245,223
2.125% due 09/15/26	100,000	94,079
2.375% due 03/15/51	200,000	126,485
2.700% due 04/15/30	300,000	274,150
3.000% due 04/01/26	25,000	24,237
3.250% due 04/15/32	65,000	60,050
3.350% due 09/15/25	45,000	44,128
3.500% due 09/15/56	55,000	43,302
3.625% due 04/15/52	250,000	202,791
3.900% due 12/06/28	40,000	39,439
4.200% due 04/01/43	300,000	273,844
4.500% due 12/06/48	100,000	94,424
5.875% due 12/16/36	75,000	83,894
Honda Motor Co. Ltd. (Japan) 2.271% due 03/10/25	250,000	242,438
Hyatt Hotels Corp.
4.850% due 03/15/26	25,000	24,816
5.750% due 01/30/27	95,000	97,130
JetBlue Pass-Through Trust Class A 4.000% due 05/15/34	12,055	11,066
Lear Corp.
2.600% due 01/15/32	100,000	81,004
3.550% due 01/15/52	100,000	69,878
LKQ Corp. 5.750% due 06/15/28	300,000	307,262
Lowe’s Cos., Inc.
1.300% due 04/15/28	20,000	17,583
1.700% due 09/15/28	25,000	22,130
1.700% due 10/15/30	20,000	16,622
2.625% due 04/01/31	100,000	87,555
2.800% due 09/15/41	50,000	36,566
3.000% due 10/15/50	15,000	10,216
3.500% due 04/01/51	50,000	37,449
3.650% due 04/05/29	35,000	33,763
3.700% due 04/15/46	250,000	197,558
3.750% due 04/01/32	200,000	187,273
4.250% due 04/01/52	50,000	42,386
4.450% due 04/01/62	250,000	211,189
4.500% due 04/15/30	250,000	248,746
5.150% due 07/01/33	300,000	308,375
Magna International, Inc. (Canada)
4.150% due 10/01/25	25,000	24,621
5.980% due 03/21/26	200,000	200,333
Marriott International, Inc.
2.750% due 10/15/33	150,000	123,857

	Principal Amount	Value
3.125% due 06/15/26	$200,000	$192,277
3.500% due 10/15/32	40,000	35,682
McDonald’s Corp.
3.375% due 05/26/25	100,000	97,996
3.500% due 03/01/27	50,000	48,700
3.500% due 07/01/27	300,000	291,565
3.600% due 07/01/30	100,000	94,905
3.700% due 02/15/42	200,000	168,814
3.800% due 04/01/28	25,000	24,400
4.200% due 04/01/50	150,000	132,856
4.450% due 09/01/48	10,000	9,293
4.875% due 07/15/40	10,000	9,783
4.950% due 08/14/33	250,000	257,077
Mercedes-Benz Finance North America LLC (Germany) 8.500% due 01/18/31	50,000	62,779
NIKE, Inc.
2.850% due 03/27/30	350,000	321,928
3.375% due 11/01/46	200,000	161,166
3.625% due 05/01/43	25,000	21,562
O’Reilly Automotive, Inc.
4.350% due 06/01/28	100,000	99,261
4.700% due 06/15/32	50,000	49,491
5.750% due 11/20/26	100,000	102,434
PACCAR Financial Corp.
1.100% due 05/11/26	70,000	64,682
2.000% due 02/04/27	70,000	65,234
3.550% due 08/11/25	100,000	98,385
PulteGroup, Inc. 5.500% due 03/01/26	200,000	202,115
Ralph Lauren Corp. 3.750% due 09/15/25	50,000	48,985
Ross Stores, Inc.
0.875% due 04/15/26	100,000	91,705
1.875% due 04/15/31	100,000	82,331
Southwest Airlines Co. 5.250% due 05/04/25	180,000	180,087
Starbucks Corp.
2.450% due 06/15/26	50,000	47,608
3.500% due 03/01/28	100,000	96,245
3.500% due 11/15/50	200,000	155,400
3.550% due 08/15/29	100,000	96,450
3.750% due 12/01/47	35,000	28,164
4.300% due 06/15/45	35,000	31,065
4.450% due 08/15/49	100,000	90,916
4.800% due 02/15/33	70,000	71,519
Tapestry, Inc.
4.125% due 07/15/27	23,000	21,876
7.850% due 11/27/33	110,000	117,399
Target Corp.
1.950% due 01/15/27	250,000	233,382
2.250% due 04/15/25	150,000	145,566
2.950% due 01/15/52	200,000	143,231
3.375% due 04/15/29	100,000	96,295
4.800% due 01/15/53	35,000	34,770
Toyota Motor Corp. (Japan) 5.118% due 07/13/28	250,000	258,831
Toyota Motor Credit Corp.
0.800% due 10/16/25	50,000	46,751
1.125% due 06/18/26	200,000	184,766
1.150% due 08/13/27	120,000	107,393
1.800% due 02/13/25	50,000	48,392
1.900% due 04/06/28	100,000	90,685
2.150% due 02/13/30	100,000	88,372
3.050% due 03/22/27	200,000	191,758
3.200% due 01/11/27	100,000	96,448
3.950% due 06/30/25	175,000	172,990
4.700% due 01/12/33	300,000	308,137
United Airlines Pass-Through Trust Class A
4.000% due 10/11/27	57,251	54,739
5.875% due 04/15/29	58,229	59,020

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Principal Amount	Value
United Airlines Pass-Through Trust Class AA
2.700% due 11/01/33	$208,368	$176,734
2.875% due 04/07/30	103,178	92,383
3.100% due 01/07/30	34,170	31,209
Walmart, Inc.
1.050% due 09/17/26	150,000	137,873
1.800% due 09/22/31	300,000	254,327
2.500% due 09/22/41	250,000	185,288
2.650% due 09/22/51	200,000	139,575
3.050% due 07/08/26	65,000	63,104
3.250% due 07/08/29	80,000	76,833
4.500% due 04/15/53	200,000	194,559
Warnermedia Holdings, Inc.
3.638% due 03/15/25	300,000	293,646
4.279% due 03/15/32	300,000	274,657
5.050% due 03/15/42	300,000	264,624
5.141% due 03/15/52	400,000	343,578
Whirlpool Corp.
2.400% due 05/15/31	5,000	4,165
4.600% due 05/15/50	50,000	42,199
4.700% due 05/14/32	30,000	29,130
4.750% due 02/26/29	60,000	59,800
WW Grainger, Inc.
1.850% due 02/15/25	25,000	24,149
3.750% due 05/15/46	50,000	41,873
4.600% due 06/15/45	20,000	19,261

		19,657,596

Consumer, Non-Cyclical - 4.3%

Abbott Laboratories
2.950% due 03/15/25	100,000	98,014
3.750% due 11/30/26	227,000	223,788
4.750% due 11/30/36	100,000	102,543
4.900% due 11/30/46	100,000	102,348
6.150% due 11/30/37	25,000	28,764
AbbVie, Inc.
2.950% due 11/21/26	455,000	436,437
3.200% due 05/14/26	100,000	96,960
3.200% due 11/21/29	175,000	163,670
3.600% due 05/14/25	175,000	171,990
3.800% due 03/15/25	70,000	69,091
4.050% due 11/21/39	70,000	63,244
4.250% due 11/21/49	300,000	267,546
4.300% due 05/14/36	50,000	47,936
4.400% due 11/06/42	125,000	116,034
4.500% due 05/14/35	160,000	156,588
4.625% due 10/01/42	100,000	94,771
4.700% due 05/14/45	50,000	47,631
4.750% due 03/15/45	330,000	317,669
Adventist Health System 3.630% due 03/01/49	15,000	11,400
Advocate Health & Hospitals Corp. 3.387% due 10/15/49	50,000	38,761
Aetna, Inc.
3.875% due 08/15/47	30,000	23,501
4.125% due 11/15/42	100,000	83,195
Agilent Technologies, Inc. 2.300% due 03/12/31	100,000	86,800
Altria Group, Inc.
2.350% due 05/06/25	75,000	72,401
3.400% due 05/06/30	50,000	45,632
3.400% due 02/04/41	250,000	183,352
4.400% due 02/14/26	13,000	12,886
4.450% due 05/06/50	75,000	59,593
4.500% due 05/02/43	100,000	83,576
4.800% due 02/14/29	300,000	299,318
5.800% due 02/14/39	65,000	66,324
5.950% due 02/14/49	75,000	76,565

	Principal Amount	Value
Amgen, Inc.
1.900% due 02/21/25	$35,000	$33,807
2.200% due 02/21/27	35,000	32,557
2.300% due 02/25/31	200,000	171,149
2.450% due 02/21/30	50,000	44,363
2.770% due 09/01/53	311,000	199,835
3.200% due 11/02/27	50,000	47,795
3.350% due 02/22/32	145,000	132,570
3.375% due 02/21/50	250,000	186,321
4.200% due 03/01/33	200,000	190,366
4.400% due 05/01/45	100,000	88,885
5.150% due 03/02/28	100,000	102,416
5.150% due 11/15/41	174,000	170,419
5.250% due 03/02/25	35,000	35,093
5.250% due 03/02/30	100,000	102,846
5.250% due 03/02/33	290,000	297,423
5.507% due 03/02/26	40,000	40,019
5.600% due 03/02/43	45,000	46,528
5.650% due 03/02/53	480,000	505,367
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium)
3.650% due 02/01/26	400,000	392,842
4.900% due 02/01/46	450,000	441,458
Anheuser-Busch InBev Finance, Inc. (Belgium) 4.625% due 02/01/44	300,000	286,396
Anheuser-Busch InBev Worldwide, Inc. (Belgium)
3.500% due 06/01/30	350,000	333,079
4.000% due 04/13/28	80,000	79,101
4.375% due 04/15/38	35,000	33,229
4.439% due 10/06/48	200,000	184,335
4.600% due 04/15/48	50,000	47,380
4.750% due 01/23/29	55,000	55,909
4.900% due 01/23/31	65,000	67,678
5.450% due 01/23/39	65,000	68,599
5.550% due 01/23/49	100,000	107,607
5.800% due 01/23/59	45,000	50,507
Archer-Daniels-Midland Co.
2.700% due 09/15/51	250,000	168,871
2.900% due 03/01/32	45,000	40,026
4.500% due 08/15/33	200,000	200,135
Ascension Health 3.945% due 11/15/46	70,000	60,435
Astrazeneca Finance LLC (United Kingdom)
1.200% due 05/28/26	35,000	32,398
2.250% due 05/28/31	20,000	17,253
4.875% due 03/03/28	150,000	153,002
AstraZeneca PLC (United Kingdom)
1.375% due 08/06/30	300,000	249,542
3.000% due 05/28/51	15,000	11,216
3.125% due 06/12/27	100,000	96,105
3.375% due 11/16/25	100,000	97,841
4.000% due 09/18/42	25,000	22,758
4.375% due 11/16/45	25,000	23,507
6.450% due 09/15/37	100,000	116,978
Automatic Data Processing, Inc.
1.250% due 09/01/30	40,000	33,320
1.700% due 05/15/28	40,000	36,117
3.375% due 09/15/25	25,000	24,515
Avery Dennison Corp.
2.650% due 04/30/30	30,000	26,537
5.750% due 03/15/33	100,000	105,613
Banner Health
1.897% due 01/01/31	40,000	33,173
2.913% due 01/01/51	50,000	34,279
BAT Capital Corp. (United Kingdom)
2.259% due 03/25/28	325,000	291,041
2.726% due 03/25/31	250,000	209,868
3.215% due 09/06/26	50,000	47,845
3.462% due 09/06/29	50,000	46,100
3.557% due 08/15/27	100,000	95,499

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Principal Amount	Value
4.390% due 08/15/37	$70,000	$58,711
4.700% due 04/02/27	200,000	198,090
4.758% due 09/06/49	50,000	39,708
BAT International Finance PLC (United Kingdom) 1.668% due 03/25/26	25,000	23,231
Baxalta, Inc.
4.000% due 06/23/25	15,000	14,747
5.250% due 06/23/45	9,000	8,997
Baxter International, Inc.
1.915% due 02/01/27	100,000	91,666
2.539% due 02/01/32	100,000	83,898
3.950% due 04/01/30	150,000	142,284
Baylor Scott & White Holdings 2.839% due 11/15/50	200,000	138,380
Becton Dickinson & Co.
2.823% due 05/20/30	70,000	62,586
3.794% due 05/20/50	350,000	285,478
4.669% due 06/06/47	50,000	46,773
Biogen, Inc.
2.250% due 05/01/30	55,000	46,940
3.150% due 05/01/50	440,000	309,312
Boston Scientific Corp.
2.650% due 06/01/30	350,000	312,671
4.550% due 03/01/39	50,000	47,731
4.700% due 03/01/49	70,000	67,358
Bristol-Myers Squibb Co.
0.750% due 11/13/25	50,000	46,679
1.125% due 11/13/27	50,000	44,439
1.450% due 11/13/30	280,000	230,086
2.350% due 11/13/40	20,000	13,995
2.550% due 11/13/50	30,000	19,042
2.950% due 03/15/32	50,000	44,449
3.200% due 06/15/26	50,000	48,528
3.250% due 08/01/42	100,000	77,521
3.400% due 07/26/29	118,000	111,982
3.700% due 03/15/52	70,000	55,066
3.900% due 02/20/28	100,000	98,310
3.900% due 03/15/62	250,000	195,327
4.125% due 06/15/39	35,000	31,559
4.250% due 10/26/49	365,000	317,077
4.350% due 11/15/47	50,000	44,135
Brown-Forman Corp. 4.500% due 07/15/45	40,000	37,240
Bunge Ltd. Finance Corp.
2.750% due 05/14/31	100,000	87,098
3.250% due 08/15/26	20,000	19,206
3.750% due 09/25/27	30,000	28,934
California Institute of Technology 3.650% due 09/01/19	20,000	14,278
Campbell Soup Co.
4.150% due 03/15/28	100,000	98,023
4.800% due 03/15/48	20,000	18,260
Cardinal Health, Inc.
3.410% due 06/15/27	100,000	96,004
3.750% due 09/15/25	50,000	48,890
4.368% due 06/15/47	50,000	42,878
4.900% due 09/15/45	50,000	45,664
Cencora, Inc. 3.450% due 12/15/27	50,000	48,204
Centene Corp.
2.500% due 03/01/31	100,000	83,452
3.000% due 10/15/30	200,000	173,461
4.625% due 12/15/29	200,000	191,996
Children’s Hospital of Philadelphia 2.704% due 07/01/50	250,000	169,389
Church & Dwight Co., Inc.
2.300% due 12/15/31	40,000	34,009
5.000% due 06/15/52	100,000	100,344
Cigna Group
1.250% due 03/15/26	65,000	60,256
2.375% due 03/15/31	60,000	51,311

	Principal Amount	Value
2.400% due 03/15/30	$120,000	$105,122
3.050% due 10/15/27	30,000	28,470
3.200% due 03/15/40	85,000	66,512
3.400% due 03/15/50	65,000	48,188
3.400% due 03/15/51	40,000	29,617
3.875% due 10/15/47	50,000	40,742
4.125% due 11/15/25	45,000	44,448
4.375% due 10/15/28	80,000	79,391
4.800% due 08/15/38	60,000	58,069
4.900% due 12/15/48	555,000	528,282
Cintas Corp. No. 2
3.450% due 05/01/25	25,000	24,574
3.700% due 04/01/27	50,000	48,987
Coca-Cola Co.
1.375% due 03/15/31	200,000	164,974
1.500% due 03/05/28	60,000	54,077
2.000% due 03/05/31	65,000	56,115
2.125% due 09/06/29	100,000	90,436
2.250% due 01/05/32	100,000	87,278
2.875% due 05/05/41	100,000	79,270
3.000% due 03/05/51	415,000	313,719
Colgate-Palmolive Co.
3.100% due 08/15/27	50,000	48,289
3.700% due 08/01/47	100,000	87,698
4.800% due 03/02/26	60,000	60,790
CommonSpirit Health
4.350% due 11/01/42	150,000	129,900
6.073% due 11/01/27	80,000	82,380
Conagra Brands, Inc.
4.600% due 11/01/25	35,000	34,681
4.850% due 11/01/28	45,000	44,975
5.300% due 10/01/26	120,000	121,538
5.300% due 11/01/38	50,000	49,031
5.400% due 11/01/48	40,000	38,792
Conopco, Inc. 7.250% due 12/15/26	200,000	214,368
Constellation Brands, Inc.
2.250% due 08/01/31	160,000	134,541
3.500% due 05/09/27	15,000	14,460
4.350% due 05/09/27	150,000	148,807
4.400% due 11/15/25	35,000	34,619
4.650% due 11/15/28	30,000	30,077
5.250% due 11/15/48	30,000	29,749
CVS Health Corp.
1.300% due 08/21/27	335,000	297,697
1.750% due 08/21/30	200,000	165,298
2.700% due 08/21/40	65,000	46,379
2.875% due 06/01/26	100,000	95,548
3.000% due 08/15/26	35,000	33,458
3.250% due 08/15/29	65,000	60,608
3.750% due 04/01/30	100,000	94,103
3.875% due 07/20/25	200,000	196,605
4.100% due 03/25/25	37,000	36,633
4.125% due 04/01/40	300,000	257,906
4.250% due 04/01/50	200,000	167,278
4.300% due 03/25/28	72,000	70,824
4.780% due 03/25/38	95,000	90,061
5.125% due 07/20/45	105,000	99,467
5.300% due 06/01/33	80,000	82,131
5.300% due 12/05/43	200,000	193,892
5.875% due 06/01/53	200,000	210,626
Danaher Corp.
2.600% due 10/01/50	125,000	83,855
2.800% due 12/10/51	100,000	69,337
3.350% due 09/15/25	30,000	29,336
4.375% due 09/15/45	30,000	27,908
Diageo Capital PLC (United Kingdom)
2.000% due 04/29/30	350,000	302,450
3.875% due 04/29/43	100,000	87,188

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Principal Amount	Value
Dignity Health 5.267% due 11/01/64	$100,000	$93,060
Elevance Health, Inc.
2.550% due 03/15/31	100,000	86,872
3.600% due 03/15/51	30,000	23,531
3.650% due 12/01/27	30,000	29,119
4.375% due 12/01/47	30,000	26,768
4.625% due 05/15/42	100,000	92,948
4.650% due 01/15/43	50,000	46,388
4.750% due 02/15/33	100,000	100,084
5.500% due 10/15/32	200,000	209,234
Eli Lilly & Co.
2.250% due 05/15/50	200,000	129,382
3.375% due 03/15/29	27,000	25,983
4.700% due 02/27/33	125,000	128,235
4.950% due 02/27/63	250,000	259,266
Equifax, Inc. 2.350% due 09/15/31	150,000	124,584
Estee Lauder Cos., Inc.
1.950% due 03/15/31	45,000	37,714
2.375% due 12/01/29	10,000	8,907
3.125% due 12/01/49	15,000	10,937
3.150% due 03/15/27	50,000	47,859
4.150% due 03/15/47	30,000	26,052
Flowers Foods, Inc. 2.400% due 03/15/31	45,000	37,795
GE HealthCare Technologies, Inc. 5.857% due 03/15/30	500,000	525,531
General Mills, Inc.
2.250% due 10/14/31	50,000	42,126
3.000% due 02/01/51	60,000	41,749
3.200% due 02/10/27	100,000	95,780
4.200% due 04/17/28	50,000	49,363
4.950% due 03/29/33	70,000	71,016
5.241% due 11/18/25	30,000	29,957
George Washington University 4.300% due 09/15/44	50,000	43,830
Georgetown University 2.943% due 04/01/50	25,000	17,263
Gilead Sciences, Inc.
1.200% due 10/01/27	45,000	40,067
1.650% due 10/01/30	40,000	33,532
2.600% due 10/01/40	450,000	331,654
2.800% due 10/01/50	100,000	69,089
2.950% due 03/01/27	100,000	95,405
3.650% due 03/01/26	100,000	97,997
4.150% due 03/01/47	75,000	65,369
4.600% due 09/01/35	45,000	44,550
4.750% due 03/01/46	50,000	47,693
5.250% due 10/15/33	155,000	161,627
GlaxoSmithKline Capital PLC (United Kingdom) 3.375% due 06/01/29	250,000	240,906
GlaxoSmithKline Capital, Inc. (United Kingdom)
3.625% due 05/15/25	85,000	83,628
6.375% due 05/15/38	100,000	116,222
Global Payments, Inc.
2.900% due 05/15/30	300,000	264,067
5.400% due 08/15/32	200,000	202,076
Hackensack Meridian Health, Inc. 4.500% due 07/01/57	100,000	90,873
Haleon U.S. Capital LLC
3.375% due 03/24/27	250,000	240,675
3.625% due 03/24/32	250,000	230,746
HCA, Inc.
3.125% due 03/15/27	45,000	42,676
3.500% due 07/15/51	350,000	246,922
3.625% due 03/15/32	600,000	536,748
4.125% due 06/15/29	35,000	33,487
4.500% due 02/15/27	60,000	59,329
4.625% due 03/15/52	25,000	21,295

	Principal Amount	Value
5.125% due 06/15/39	$50,000	$47,716
5.200% due 06/01/28	165,000	166,797
5.250% due 04/15/25	70,000	69,966
5.250% due 06/15/26	75,000	75,404
5.250% due 06/15/49	100,000	93,087
5.500% due 06/15/47	75,000	72,331
5.900% due 06/01/53	200,000	205,306
Hershey Co.
2.300% due 08/15/26	50,000	47,439
4.250% due 05/04/28	140,000	140,125
Hormel Foods Corp.
1.700% due 06/03/28	35,000	31,515
3.050% due 06/03/51	25,000	18,122
Humana, Inc.
3.700% due 03/23/29	85,000	81,695
4.625% due 12/01/42	100,000	91,517
5.700% due 03/13/26	75,000	75,014
5.750% due 12/01/28	200,000	209,194
Ingredion, Inc. 3.200% due 10/01/26	100,000	95,777
J M Smucker Co.
2.375% due 03/15/30	65,000	56,146
2.750% due 09/15/41	100,000	70,117
3.550% due 03/15/50	50,000	36,871
6.200% due 11/15/33	100,000	109,122
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc. 5.750% due 04/01/33	500,000	495,918
Johns Hopkins Health System Corp. 3.837% due 05/15/46	50,000	42,507
Johns Hopkins University 4.705% due 07/01/32	30,000	30,669
Johnson & Johnson
0.550% due 09/01/25	400,000	374,905
1.300% due 09/01/30	70,000	58,780
2.100% due 09/01/40	65,000	46,289
2.250% due 09/01/50	100,000	66,246
2.450% due 03/01/26	50,000	48,112
3.400% due 01/15/38	50,000	44,351
3.500% due 01/15/48	65,000	54,790
3.550% due 03/01/36	25,000	23,157
3.625% due 03/03/37	132,000	121,532
3.700% due 03/01/46	25,000	21,899
3.750% due 03/03/47	50,000	44,056
4.850% due 05/15/41	50,000	52,083
5.950% due 08/15/37	100,000	115,290
Kaiser Foundation Hospitals
2.810% due 06/01/41	65,000	48,740
3.002% due 06/01/51	70,000	49,921
3.150% due 05/01/27	225,000	215,384
4.150% due 05/01/47	20,000	17,698
Kellanova
3.400% due 11/15/27	100,000	96,223
4.300% due 05/15/28	100,000	99,102
Kenvue, Inc.
5.050% due 03/22/28	200,000	205,019
5.050% due 03/22/53	200,000	207,096
Keurig Dr Pepper, Inc.
2.550% due 09/15/26	50,000	47,227
3.430% due 06/15/27	35,000	33,736
4.420% due 12/15/46	250,000	222,513
Kimberly-Clark Corp.
1.050% due 09/15/27	25,000	22,307
2.000% due 11/02/31	100,000	84,532
3.050% due 08/15/25	50,000	48,737
3.950% due 11/01/28	10,000	9,864
6.625% due 08/01/37	100,000	118,975
Kraft Heinz Foods Co.
3.875% due 05/15/27	250,000	245,364
4.375% due 06/01/46	500,000	436,909

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Principal Amount	Value
Kroger Co.
3.500% due 02/01/26	$50,000	$48,729
3.950% due 01/15/50	100,000	81,604
4.650% due 01/15/48	100,000	89,501
5.150% due 08/01/43	25,000	24,089
Laboratory Corp. of America Holdings
1.550% due 06/01/26	70,000	64,705
2.700% due 06/01/31	100,000	86,291
3.600% due 09/01/27	100,000	96,685
4.700% due 02/01/45	50,000	46,196
Leland Stanford Junior University 3.647% due 05/01/48	125,000	108,343
Mass General Brigham, Inc. 3.342% due 07/01/60	30,000	21,519
Massachusetts Institute of Technology
3.067% due 04/01/52	100,000	75,258
5.600% due 07/01/11	100,000	114,835
Mayo Clinic 3.196% due 11/15/61	100,000	68,989
McCormick & Co., Inc.
0.900% due 02/15/26	95,000	87,495
3.400% due 08/15/27	50,000	47,769
McKesson Corp. 1.300% due 08/15/26	165,000	151,339
Mead Johnson Nutrition Co. (United Kingdom) 4.600% due 06/01/44	200,000	187,323
Medtronic Global Holdings SCA 4.500% due 03/30/33	200,000	200,156
Medtronic, Inc. 4.625% due 03/15/45	65,000	63,251
Memorial Sloan-Kettering Cancer Center 2.955% due 01/01/50	55,000	39,012
Merck & Co., Inc.
0.750% due 02/24/26	350,000	324,516
1.700% due 06/10/27	50,000	45,855
2.150% due 12/10/31	50,000	42,712
3.600% due 09/15/42	300,000	254,597
4.050% due 05/17/28	250,000	249,042
4.150% due 05/18/43	100,000	92,005
4.500% due 05/17/33	120,000	120,932
5.000% due 05/17/53	100,000	102,902
Molson Coors Beverage Co.
4.200% due 07/15/46	40,000	34,143
5.000% due 05/01/42	100,000	96,425
Mondelez International, Inc.
1.500% due 02/04/31	40,000	32,615
1.875% due 10/15/32	300,000	244,757
2.625% due 09/04/50	25,000	16,814
Moody’s Corp.
2.000% due 08/19/31	100,000	83,040
2.750% due 08/19/41	100,000	72,936
4.875% due 12/17/48	50,000	47,256
Mount Sinai Hospital 3.981% due 07/01/48	50,000	40,872
New York & Presbyterian Hospital 3.954% due 08/01/19	35,000	25,994
Northwell Healthcare, Inc. 3.809% due 11/01/49	100,000	76,410
Northwestern University 3.662% due 12/01/57	25,000	20,127
Novartis Capital Corp. (Switzerland)
3.000% due 11/20/25	100,000	97,311
3.100% due 05/17/27	30,000	28,894
4.000% due 11/20/45	100,000	89,957
NYU Langone Hospitals 4.368% due 07/01/47	25,000	22,765
OhioHealth Corp. 2.297% due 11/15/31	100,000	84,270
PayPal Holdings, Inc.
1.650% due 06/01/25	315,000	300,878

	Principal Amount	Value
2.300% due 06/01/30	$55,000	$48,104
3.250% due 06/01/50	65,000	48,793
4.400% due 06/01/32	100,000	99,415
5.050% due 06/01/52	100,000	100,942
PeaceHealth Obligated Group 1.375% due 11/15/25	15,000	13,942
PepsiCo, Inc.
1.625% due 05/01/30	60,000	51,143
1.950% due 10/21/31	75,000	63,722
2.375% due 10/06/26	55,000	52,298
2.750% due 04/30/25	100,000	97,482
2.750% due 03/19/30	500,000	459,551
2.750% due 10/21/51	500,000	355,704
3.450% due 10/06/46	60,000	49,666
3.500% due 07/17/25	50,000	49,216
4.200% due 07/18/52	55,000	50,956
Pfizer Investment Enterprises Pte. Ltd.
4.450% due 05/19/26	195,000	194,499
4.450% due 05/19/28	250,000	249,964
4.750% due 05/19/33	265,000	265,692
5.110% due 05/19/43	600,000	598,230
5.300% due 05/19/53	80,000	81,731
5.340% due 05/19/63	200,000	202,086
Pfizer, Inc.
0.800% due 05/28/25	30,000	28,408
1.750% due 08/18/31	100,000	83,046
2.550% due 05/28/40	25,000	18,366
2.625% due 04/01/30	250,000	225,600
2.700% due 05/28/50	25,000	17,428
3.000% due 12/15/26	100,000	96,525
3.600% due 09/15/28	100,000	97,515
3.900% due 03/15/39	25,000	22,133
4.100% due 09/15/38	50,000	46,030
4.200% due 09/15/48	35,000	31,706
Philip Morris International, Inc.
0.875% due 05/01/26	100,000	91,656
1.750% due 11/01/30	100,000	82,482
3.375% due 08/11/25	50,000	48,805
4.250% due 11/10/44	30,000	25,765
4.500% due 03/20/42	200,000	179,513
4.875% due 02/13/26	400,000	401,519
4.875% due 02/15/28	100,000	101,127
5.125% due 02/15/30	100,000	101,698
5.375% due 02/15/33	100,000	102,621
6.375% due 05/16/38	100,000	112,038
Pilgrim’s Pride Corp. 6.250% due 07/01/33	200,000	206,035
President & Fellows of Harvard College 4.875% due 10/15/40	100,000	101,054
Procter & Gamble Co.
0.550% due 10/29/25	50,000	46,747
1.000% due 04/23/26	250,000	232,256
1.200% due 10/29/30	50,000	41,448
3.000% due 03/25/30	300,000	281,095
3.950% due 01/26/28	100,000	99,911
Providence St Joseph Health Obligated Group
2.700% due 10/01/51	75,000	45,523
3.930% due 10/01/48	35,000	27,384
Quanta Services, Inc.
2.350% due 01/15/32	25,000	20,703
3.050% due 10/01/41	30,000	22,058
Quest Diagnostics, Inc.
2.800% due 06/30/31	70,000	61,048
2.950% due 06/30/30	55,000	49,258
RELX Capital, Inc. (United Kingdom) 4.000% due 03/18/29	100,000	98,405
Revvity, Inc.
2.550% due 03/15/31	85,000	71,757
3.300% due 09/15/29	30,000	27,259

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Principal Amount	Value
Reynolds American, Inc. (United Kingdom) 6.150% due 09/15/43	$300,000	$297,780
Royalty Pharma PLC
2.150% due 09/02/31	55,000	44,949
3.300% due 09/02/40	300,000	225,633
3.350% due 09/02/51	60,000	40,620
RWJ Barnabas Health, Inc. 3.477% due 07/01/49	25,000	19,492
S&P Global, Inc.
2.450% due 03/01/27	250,000	235,878
2.700% due 03/01/29	200,000	185,089
3.900% due 03/01/62	250,000	209,422
Shire Acquisitions Investments Ireland DAC 3.200% due 09/23/26	250,000	240,598
Smith & Nephew PLC (United Kingdom) 2.032% due 10/14/30	250,000	207,153
Stanford Health Care 3.027% due 08/15/51	30,000	21,154
Stryker Corp.
1.150% due 06/15/25	250,000	236,550
4.100% due 04/01/43	100,000	88,453
Sutter Health
2.294% due 08/15/30	55,000	47,161
3.361% due 08/15/50	55,000	40,867
5.547% due 08/15/53	100,000	106,493
Sysco Corp.
2.450% due 12/14/31	105,000	88,668
3.150% due 12/14/51	125,000	89,652
3.250% due 07/15/27	50,000	47,832
3.750% due 10/01/25	25,000	24,408
4.450% due 03/15/48	50,000	44,013
4.500% due 04/01/46	25,000	22,222
4.850% due 10/01/45	15,000	13,867
6.000% due 01/17/34	200,000	216,623
Takeda Pharmaceutical Co. Ltd. (Japan)
3.175% due 07/09/50	250,000	178,983
5.000% due 11/26/28	100,000	101,547
Thermo Fisher Scientific, Inc.
1.750% due 10/15/28	20,000	17,853
2.000% due 10/15/31	35,000	29,504
2.800% due 10/15/41	320,000	243,106
5.200% due 01/31/34	75,000	78,557
5.300% due 02/01/44	100,000	104,131
Toledo Hospital 5.750% due 11/15/38	50,000	49,843
Trustees of Princeton University 5.700% due 03/01/39	50,000	56,418
Tyson Foods, Inc.
3.550% due 06/02/27	350,000	333,915
4.000% due 03/01/26	15,000	14,716
4.350% due 03/01/29	20,000	19,440
5.100% due 09/28/48	10,000	9,090
Unilever Capital Corp. (United Kingdom)
1.750% due 08/12/31	140,000	116,372
4.875% due 09/08/28	200,000	205,419
5.900% due 11/15/32	50,000	55,688
UnitedHealth Group, Inc.
1.150% due 05/15/26	50,000	46,304
2.300% due 05/15/31	50,000	43,346
2.875% due 08/15/29	75,000	69,647
2.900% due 05/15/50	300,000	210,130
3.050% due 05/15/41	50,000	39,099
3.250% due 05/15/51	50,000	37,908
3.500% due 08/15/39	60,000	51,032
3.700% due 12/15/25	20,000	19,691
3.700% due 08/15/49	65,000	52,944
3.750% due 07/15/25	75,000	73,946
3.850% due 06/15/28	100,000	97,865
3.875% due 12/15/28	25,000	24,490
3.875% due 08/15/59	100,000	81,557

	Principal Amount	Value
4.200% due 05/15/32	$65,000	$63,638
4.250% due 06/15/48	50,000	44,742
4.450% due 12/15/48	25,000	22,914
4.500% due 04/15/33	150,000	149,103
4.750% due 07/15/45	50,000	48,615
5.050% due 04/15/53	150,000	151,670
5.150% due 10/15/25	25,000	25,286
5.250% due 02/15/28	70,000	72,428
5.350% due 02/15/33	100,000	105,835
5.875% due 02/15/53	530,000	600,754
6.875% due 02/15/38	250,000	302,172
University of Chicago 2.761% due 04/01/45	10,000	7,555
University of Notre Dame du Lac 3.394% due 02/15/48	50,000	40,460
University of Southern California
2.805% due 10/01/50	50,000	35,058
3.028% due 10/01/39	50,000	41,291
Utah Acquisition Sub, Inc. 3.950% due 06/15/26	100,000	96,685
Verisk Analytics, Inc. 5.750% due 04/01/33	115,000	123,419
Viatris, Inc. 3.850% due 06/22/40	400,000	297,886
Wyeth LLC
5.950% due 04/01/37	50,000	55,060
6.500% due 02/01/34	100,000	112,834
Yale University 2.402% due 04/15/50	150,000	98,578
Zimmer Biomet Holdings, Inc. 2.600% due 11/24/31	100,000	85,488
Zoetis, Inc. 5.600% due 11/16/32	135,000	144,782

		51,770,089

Energy - 1.8%

Apache Corp. 5.100% due 09/01/40	150,000	128,756
Baker Hughes Holdings LLC 5.125% due 09/15/40	50,000	50,576
Baker Hughes Holdings LLC/Baker Hughes Co.-Obligor, Inc.
3.337% due 12/15/27	100,000	95,643
4.080% due 12/15/47	50,000	42,391
BP Capital Markets America, Inc.
1.749% due 08/10/30	130,000	110,147
2.772% due 11/10/50	130,000	87,058
3.000% due 02/24/50	150,000	106,203
3.001% due 03/17/52	50,000	35,108
3.119% due 05/04/26	25,000	24,194
3.588% due 04/14/27	100,000	97,014
4.234% due 11/06/28	400,000	397,954
4.812% due 02/13/33	535,000	539,632
Canadian Natural Resources Ltd. (Canada)
2.050% due 07/15/25	300,000	285,962
3.850% due 06/01/27	50,000	48,583
4.950% due 06/01/47	25,000	22,627
6.750% due 02/01/39	90,000	97,422
Cenovus Energy, Inc. (Canada)
2.650% due 01/15/32	65,000	53,902
3.750% due 02/15/52	225,000	165,933
Cheniere Corpus Christi Holdings LLC
3.700% due 11/15/29	60,000	56,708
5.125% due 06/30/27	300,000	301,668
Cheniere Energy Partners LP 5.950% due 06/30/33 ~	125,000	128,499
Chevron Corp.
1.554% due 05/11/25	35,000	33,590
1.995% due 05/11/27	350,000	325,048

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Principal Amount	Value
2.236% due 05/11/30	$25,000	$22,160
2.954% due 05/16/26	100,000	96,774
3.326% due 11/17/25	50,000	48,984
Chevron USA, Inc. 3.850% due 01/15/28	50,000	49,342
ConocoPhillips Co.
3.758% due 03/15/42	250,000	211,718
4.025% due 03/15/62	200,000	162,433
5.050% due 09/15/33	145,000	149,051
6.950% due 04/15/29	100,000	111,497
Devon Energy Corp.
5.000% due 06/15/45	105,000	92,912
5.850% due 12/15/25	50,000	50,577
Diamondback Energy, Inc.
3.500% due 12/01/29	100,000	92,938
4.250% due 03/15/52	60,000	48,541
6.250% due 03/15/33	300,000	320,718
Enbridge Energy Partners LP 7.500% due 04/15/38	50,000	58,307
Enbridge, Inc. (Canada)
1.600% due 10/04/26	55,000	50,406
2.500% due 01/15/25	50,000	48,542
2.500% due 08/01/33	400,000	327,818
3.400% due 08/01/51	70,000	51,062
3.700% due 07/15/27	100,000	96,569
4.500% due 06/10/44	150,000	128,641
6.000% due 11/15/28	100,000	105,064
Energy Transfer LP
2.900% due 05/15/25	40,000	38,788
3.900% due 07/15/26	100,000	97,224
4.050% due 03/15/25	100,000	98,462
4.200% due 04/15/27	100,000	97,232
4.400% due 03/15/27	200,000	195,674
5.000% due 05/15/50	350,000	312,605
5.250% due 04/15/29	25,000	25,207
5.300% due 04/15/47	100,000	91,909
5.750% due 02/15/33	350,000	361,313
5.950% due 10/01/43	100,000	98,835
6.125% due 12/15/45	200,000	201,886
6.500% due 02/01/42	100,000	105,798
Enterprise Products Operating LLC
3.125% due 07/31/29	100,000	93,581
4.150% due 10/16/28	50,000	49,419
4.200% due 01/31/50	450,000	391,041
4.250% due 02/15/48	25,000	21,997
4.800% due 02/01/49	50,000	47,401
5.350% due 01/31/33	100,000	104,708
5.375% due 02/15/78	300,000	269,622
6.125% due 10/15/39	115,000	125,735
6.875% due 03/01/33	150,000	172,282
Equinor ASA (Norway)
2.375% due 05/22/30	125,000	111,701
3.250% due 11/18/49	200,000	151,791
3.950% due 05/15/43	300,000	264,385
Exxon Mobil Corp.
2.440% due 08/16/29	50,000	45,519
2.610% due 10/15/30	250,000	223,693
2.992% due 03/19/25	500,000	489,910
2.995% due 08/16/39	50,000	40,183
3.043% due 03/01/26	150,000	145,750
3.452% due 04/15/51	200,000	157,093
4.114% due 03/01/46	65,000	58,034
4.327% due 03/19/50	300,000	273,283
Halliburton Co.
3.800% due 11/15/25	6,000	5,884
4.850% due 11/15/35	50,000	49,271
5.000% due 11/15/45	342,000	332,541
7.450% due 09/15/39	25,000	31,248
Hess Corp.
4.300% due 04/01/27	50,000	49,509

	Principal Amount	Value
5.600% due 02/15/41	$50,000	$52,586
5.800% due 04/01/47	50,000	53,979
7.125% due 03/15/33	50,000	57,912
Kinder Morgan, Inc.
2.000% due 02/15/31	210,000	174,428
3.250% due 08/01/50	220,000	147,336
4.300% due 03/01/28	300,000	296,078
4.800% due 02/01/33	100,000	96,310
5.300% due 12/01/34	70,000	69,544
5.550% due 06/01/45	350,000	337,316
Magellan Midstream Partners LP
4.200% due 10/03/47	50,000	39,714
4.250% due 09/15/46	70,000	56,505
5.000% due 03/01/26	50,000	49,929
Marathon Oil Corp.
4.400% due 07/15/27	100,000	97,612
5.200% due 06/01/45	50,000	44,390
Marathon Petroleum Corp.
3.800% due 04/01/28	30,000	28,693
4.500% due 04/01/48	25,000	21,024
5.125% due 12/15/26	50,000	50,569
6.500% due 03/01/41	100,000	107,617
MPLX LP
2.650% due 08/15/30	45,000	38,857
4.250% due 12/01/27	250,000	244,785
4.500% due 04/15/38	30,000	26,746
4.700% due 04/15/48	45,000	38,882
4.900% due 04/15/58	15,000	12,762
4.950% due 03/14/52	200,000	178,276
5.650% due 03/01/53	75,000	74,217
NOV, Inc. 3.950% due 12/01/42	100,000	77,101
Occidental Petroleum Corp.
6.600% due 03/15/46	300,000	325,225
6.625% due 09/01/30	300,000	319,419
ONEOK, Inc.
2.200% due 09/15/25	25,000	23,769
3.100% due 03/15/30	25,000	22,444
4.000% due 07/13/27	130,000	126,383
4.350% due 03/15/29	100,000	97,265
4.500% due 03/15/50	25,000	20,974
4.550% due 07/15/28	50,000	49,421
4.950% due 07/13/47	50,000	44,867
5.200% due 07/15/48	225,000	211,383
Ovintiv, Inc. 6.250% due 07/15/33	115,000	118,981
Phillips 66
1.300% due 02/15/26	20,000	18,592
3.300% due 03/15/52	100,000	71,718
4.650% due 11/15/34	200,000	194,685
Phillips 66 Co.
3.550% due 10/01/26	50,000	48,232
4.900% due 10/01/46	25,000	23,398
4.950% due 12/01/27	250,000	252,266
Pioneer Natural Resources Co. 2.150% due 01/15/31	385,000	327,279
Plains All American Pipeline LP/PAA Finance Corp.
4.500% due 12/15/26	150,000	148,154
4.650% due 10/15/25	100,000	98,991
4.700% due 06/15/44	50,000	41,938
Sabine Pass Liquefaction LLC
4.500% due 05/15/30	205,000	200,428
5.625% due 03/01/25	165,000	165,424
Schlumberger Investment SA
2.650% due 06/26/30	100,000	89,871
4.500% due 05/15/28	50,000	50,527
Shell International Finance BV (Netherlands)
2.500% due 09/12/26	50,000	47,629
2.750% due 04/06/30	85,000	77,687
2.875% due 05/10/26	100,000	96,453

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Principal Amount	Value
2.875% due 11/26/41	$200,000	$151,770
3.000% due 11/26/51	200,000	142,640
3.250% due 05/11/25	100,000	98,128
3.250% due 04/06/50	100,000	75,212
3.625% due 08/21/42	100,000	84,595
3.750% due 09/12/46	50,000	41,628
4.000% due 05/10/46	100,000	86,945
4.125% due 05/11/35	263,000	250,695
Spectra Energy Partners LP 3.375% due 10/15/26	20,000	19,266
Suncor Energy, Inc. (Canada)
4.000% due 11/15/47	70,000	55,608
6.800% due 05/15/38	200,000	219,126
Targa Resources Corp.
5.200% due 07/01/27	85,000	85,462
6.125% due 03/15/33	70,000	73,743
6.150% due 03/01/29	200,000	209,249
6.250% due 07/01/52	200,000	206,798
TC PipeLines LP 3.900% due 05/25/27	20,000	19,286
Teck Resources Ltd. (Canada) 3.900% due 07/15/30	250,000	232,200
TotalEnergies Capital International SA (France)
2.434% due 01/10/25	50,000	48,813
2.829% due 01/10/30	50,000	45,954
3.127% due 05/29/50	100,000	73,397
3.461% due 07/12/49	50,000	39,519
TotalEnergies Capital SA (France) 3.883% due 10/11/28	25,000	24,550
TransCanada PipeLines Ltd. (Canada)
4.100% due 04/15/30	200,000	190,358
4.250% due 05/15/28	50,000	48,678
5.100% due 03/15/49	50,000	47,753
7.625% due 01/15/39	50,000	60,009
Transcontinental Gas Pipe Line Co. LLC
3.250% due 05/15/30	25,000	22,672
4.000% due 03/15/28	50,000	48,485
4.450% due 08/01/42	150,000	132,652
Valero Energy Corp.
2.150% due 09/15/27	100,000	91,266
2.800% due 12/01/31	100,000	84,909
6.625% due 06/15/37	150,000	164,689
Western Midstream Operating LP
4.050% due 02/01/30	200,000	187,266
6.150% due 04/01/33	40,000	41,606
Williams Cos., Inc.
2.600% due 03/15/31	350,000	299,445
3.750% due 06/15/27	50,000	48,228
5.100% due 09/15/45	100,000	94,408
5.300% due 08/15/52	250,000	242,519
5.400% due 03/02/26	70,000	70,721
5.750% due 06/24/44	35,000	35,344
6.300% due 04/15/40	20,000	21,380

		20,992,729

Financial - 9.9%

AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)
2.450% due 10/29/26	150,000	138,954
3.300% due 01/30/32	150,000	130,602
3.875% due 01/23/28	150,000	143,105
5.750% due 06/06/28	150,000	153,657
6.500% due 07/15/25	250,000	253,281
Affiliated Managers Group, Inc. 3.500% due 08/01/25	50,000	48,510
African Development Bank (Multi-National)
0.875% due 03/23/26	400,000	371,364
0.875% due 07/22/26	116,000	106,707

	Principal Amount	Value
Air Lease Corp.
2.100% due 09/01/28	$300,000	$262,830
2.300% due 02/01/25	100,000	96,552
3.000% due 02/01/30	100,000	88,800
3.250% due 03/01/25	100,000	97,459
5.300% due 02/01/28	300,000	303,548
Alexandria Real Estate Equities, Inc.
2.750% due 12/15/29	50,000	44,021
2.950% due 03/15/34	40,000	33,383
3.375% due 08/15/31	60,000	54,110
3.550% due 03/15/52	70,000	51,220
3.950% due 01/15/27	25,000	24,205
4.000% due 02/01/50	100,000	79,227
4.500% due 07/30/29	20,000	19,446
4.750% due 04/15/35	20,000	19,416
5.150% due 04/15/53	150,000	144,930
Allstate Corp. 3.280% due 12/15/26	350,000	337,871
Ally Financial, Inc.
5.800% due 05/01/25	200,000	200,346
6.992% due 06/13/29	125,000	129,200
American Express Co.
3.300% due 05/03/27	415,000	397,020
3.950% due 08/01/25	250,000	246,026
4.050% due 12/03/42	125,000	112,458
5.282% due 07/27/29	250,000	255,303
5.850% due 11/05/27	60,000	62,594
6.489% due 10/30/31	65,000	70,527
American Financial Group, Inc. 4.500% due 06/15/47	50,000	41,982
American Homes 4 Rent LP 3.625% due 04/15/32	70,000	62,739
American International Group, Inc.
4.375% due 06/30/50	100,000	89,460
4.800% due 07/10/45	50,000	47,150
5.125% due 03/27/33	165,000	167,552
American Tower Corp.
1.875% due 10/15/30	200,000	164,095
2.300% due 09/15/31	350,000	289,619
2.900% due 01/15/30	50,000	44,543
2.950% due 01/15/25	100,000	97,630
3.100% due 06/15/50	50,000	34,141
3.375% due 10/15/26	100,000	95,868
3.600% due 01/15/28	100,000	95,359
5.250% due 07/15/28	150,000	152,497
5.900% due 11/15/33	65,000	68,871
Ameriprise Financial, Inc. 5.150% due 05/15/33	60,000	61,868
Aon Corp./Aon Global Holdings PLC
2.050% due 08/23/31	100,000	81,742
2.900% due 08/23/51	100,000	65,302
4.500% due 12/15/28	200,000	197,902
Arch Capital Group Ltd. 3.635% due 06/30/50	200,000	152,933
Arch Capital Group U.S., Inc. 5.144% due 11/01/43	200,000	189,846
ARES Capital Corp.
2.150% due 07/15/26	350,000	319,263
3.250% due 07/15/25	50,000	47,908
Arthur J Gallagher & Co. 5.500% due 03/02/33	265,000	269,510
Asian Development Bank (Multi-National)
0.500% due 02/04/26	400,000	370,019
0.625% due 04/29/25	500,000	474,646
1.000% due 04/14/26	200,000	186,042
1.250% due 06/09/28	50,000	44,432
1.750% due 08/14/26	250,000	235,304
2.625% due 01/12/27	200,000	191,675
2.750% due 01/19/28	100,000	95,276
2.875% due 05/06/25	225,000	219,902

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Principal Amount	Value
3.125% due 09/26/28	$200,000	$192,643
3.750% due 04/25/28	345,000	341,331
3.875% due 09/28/32	120,000	118,339
3.875% due 06/14/33	250,000	246,528
4.000% due 01/12/33	85,000	84,702
4.250% due 01/09/26	250,000	249,807
4.500% due 08/25/28	153,000	156,165
Asian Infrastructure Investment Bank (Multi-National)
0.500% due 05/28/25	150,000	141,601
3.375% due 06/29/25	200,000	196,299
4.000% due 01/18/28	100,000	99,502
Assurant, Inc. 4.900% due 03/27/28	100,000	99,039
Assured Guaranty U.S. Holdings, Inc. 3.150% due 06/15/31	70,000	62,089
Athene Holding Ltd.
3.450% due 05/15/52	100,000	67,403
3.500% due 01/15/31	20,000	17,630
6.650% due 02/01/33	100,000	106,258
AvalonBay Communities, Inc.
2.050% due 01/15/32	200,000	167,616
2.450% due 01/15/31	105,000	90,673
3.350% due 05/15/27	25,000	23,902
4.150% due 07/01/47	50,000	41,929
AXA SA (France) 8.600% due 12/15/30	75,000	90,419
Banco Bilbao Vizcaya Argentaria SA (Spain) 6.138% due 09/14/28	200,000	205,582
Banco Santander SA (Spain)
1.722% due 09/14/27	200,000	181,000
2.749% due 12/03/30	200,000	166,176
5.294% due 08/18/27	200,000	200,747
6.921% due 08/08/33	295,000	314,673
Bank of America Corp.
1.197% due 10/24/26	100,000	92,930
1.658% due 03/11/27	350,000	323,920
1.734% due 07/22/27	410,000	375,774
1.922% due 10/24/31	100,000	81,237
2.015% due 02/13/26	100,000	96,119
2.299% due 07/21/32	100,000	81,692
2.482% due 09/21/36	200,000	158,511
2.496% due 02/13/31	100,000	85,926
2.572% due 10/20/32	100,000	82,948
2.592% due 04/29/31	500,000	431,174
2.651% due 03/11/32	100,000	84,486
2.676% due 06/19/41	350,000	250,442
2.831% due 10/24/51	25,000	16,908
2.884% due 10/22/30	50,000	44,402
2.972% due 07/21/52	100,000	70,566
3.248% due 10/21/27	150,000	142,821
3.311% due 04/22/42	400,000	313,530
3.366% due 01/23/26	100,000	97,704
3.384% due 04/02/26	100,000	97,316
3.419% due 12/20/28	169,000	159,305
3.483% due 03/13/52	100,000	76,997
3.500% due 04/19/26	150,000	146,014
3.593% due 07/21/28	100,000	94,909
3.824% due 01/20/28	300,000	288,429
3.875% due 08/01/25	100,000	98,559
3.946% due 01/23/49	100,000	84,172
3.950% due 04/21/25	200,000	196,794
3.970% due 03/05/29	100,000	95,597
4.078% due 04/23/40	200,000	174,966
4.083% due 03/20/51	350,000	294,742
4.183% due 11/25/27	100,000	97,257
4.450% due 03/03/26	85,000	84,107
4.750% due 04/21/45	85,000	77,708
5.015% due 07/22/33	250,000	247,421
5.080% due 01/20/27	800,000	798,571
5.202% due 04/25/29	200,000	201,365

	Principal Amount	Value
5.288% due 04/25/34	$200,000	$200,568
5.819% due 09/15/29	200,000	206,579
5.872% due 09/15/34	200,000	209,477
6.110% due 01/29/37	250,000	266,801
6.204% due 11/10/28	65,000	67,845
7.750% due 05/14/38	200,000	243,584
Bank of America NA 5.650% due 08/18/25	250,000	253,190
Bank of Montreal (Canada)
0.949% due 01/22/27	100,000	92,237
3.700% due 06/07/25	165,000	161,834
5.203% due 02/01/28	300,000	305,812
5.266% due 12/11/26	210,000	212,984
5.300% due 06/05/26	150,000	151,545
5.920% due 09/25/25	100,000	101,618
Bank of New York Mellon Corp.
1.600% due 04/24/25	300,000	288,154
2.800% due 05/04/26	50,000	47,890
3.000% due 10/30/28	55,000	50,855
4.706% due 02/01/34	130,000	127,219
5.802% due 10/25/28	500,000	518,684
6.474% due 10/25/34	200,000	221,624
Bank of Nova Scotia (Canada)
1.300% due 06/11/25	100,000	94,839
1.300% due 09/15/26	50,000	45,562
2.450% due 02/02/32	100,000	83,821
3.450% due 04/11/25	60,000	58,749
4.588% due 05/04/37	40,000	35,814
4.750% due 02/02/26	240,000	239,543
5.650% due 02/01/34	450,000	466,876
Barclays PLC (United Kingdom)
2.645% due 06/24/31	200,000	168,790
2.894% due 11/24/32	200,000	164,029
3.330% due 11/24/42	200,000	147,950
4.337% due 01/10/28	300,000	291,638
4.375% due 01/12/26	200,000	197,320
4.950% due 01/10/47	200,000	187,411
5.829% due 05/09/27	400,000	403,718
6.490% due 09/13/29	200,000	208,421
7.385% due 11/02/28	200,000	213,861
Berkshire Hathaway Finance Corp.
1.450% due 10/15/30	80,000	67,259
2.500% due 01/15/51	410,000	268,372
2.850% due 10/15/50	90,000	63,142
3.850% due 03/15/52	200,000	167,361
4.300% due 05/15/43	200,000	187,525
5.750% due 01/15/40	25,000	28,302
BlackRock, Inc.
1.900% due 01/28/31	15,000	12,662
2.100% due 02/25/32	100,000	83,562
2.400% due 04/30/30	45,000	40,222
3.200% due 03/15/27	56,000	54,291
3.250% due 04/30/29	60,000	57,694
4.750% due 05/25/33	365,000	368,425
Blackstone Private Credit Fund
2.625% due 12/15/26	100,000	90,638
3.250% due 03/15/27	150,000	137,709
7.050% due 09/29/25	50,000	50,903
7.300% due 11/27/28 ~	250,000	260,158
Blackstone Secured Lending Fund 2.750% due 09/16/26	100,000	91,555
Blue Owl Capital Corp.
2.875% due 06/11/28	100,000	87,879
3.750% due 07/22/25	100,000	95,827
4.000% due 03/30/25	25,000	24,308
Blue Owl Credit Income Corp.
5.500% due 03/21/25	100,000	98,657
7.950% due 06/13/28 ~	100,000	103,755
Boston Properties LP
2.450% due 10/01/33	50,000	38,104

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Principal Amount	Value
2.550% due 04/01/32	$250,000	$199,267
3.250% due 01/30/31	150,000	128,827
6.500% due 01/15/34	250,000	263,999
Brighthouse Financial, Inc.
3.700% due 06/22/27	100,000	94,494
4.700% due 06/22/47	50,000	39,871
Brixmor Operating Partnership LP
2.500% due 08/16/31	50,000	41,973
4.050% due 07/01/30	10,000	9,353
4.125% due 06/15/26	50,000	48,467
Brookfield Capital Finance LLC (Canada) 6.087% due 06/14/33	250,000	261,074
Brookfield Finance, Inc. (Canada)
3.500% due 03/30/51	50,000	36,629
4.700% due 09/20/47	50,000	43,594
4.850% due 03/29/29	100,000	99,488
Brown & Brown, Inc.
4.200% due 03/17/32	35,000	31,971
4.500% due 03/15/29	50,000	48,444
4.950% due 03/17/52	200,000	177,791
Camden Property Trust
3.150% due 07/01/29	30,000	27,663
4.100% due 10/15/28	20,000	19,475
Canadian Imperial Bank of Commerce (Canada)
0.950% due 10/23/25	20,000	18,689
1.250% due 06/22/26	100,000	91,684
3.600% due 04/07/32	45,000	41,057
5.001% due 04/28/28	100,000	100,667
5.144% due 04/28/25	200,000	200,168
Capital One Financial Corp.
1.878% due 11/02/27	100,000	90,001
2.618% due 11/02/32	100,000	80,189
3.200% due 02/05/25	200,000	195,310
3.750% due 07/28/26	250,000	239,556
3.750% due 03/09/27	50,000	47,768
3.800% due 01/31/28	200,000	190,048
4.927% due 05/10/28	100,000	98,341
4.985% due 07/24/26	100,000	98,897
5.468% due 02/01/29	65,000	64,856
6.312% due 06/08/29	65,000	66,714
CBRE Services, Inc. 4.875% due 03/01/26	100,000	100,118
Charles Schwab Corp.
0.900% due 03/11/26	135,000	123,802
1.150% due 05/13/26	75,000	68,760
1.950% due 12/01/31	100,000	80,275
2.300% due 05/13/31	150,000	125,364
2.450% due 03/03/27	250,000	232,864
3.200% due 03/02/27	100,000	95,225
3.850% due 05/21/25	100,000	98,156
6.136% due 08/24/34	100,000	105,446
Chubb INA Holdings, Inc.
1.375% due 09/15/30	250,000	205,830
2.850% due 12/15/51	25,000	18,168
3.050% due 12/15/61	10,000	7,164
3.150% due 03/15/25	100,000	97,872
4.150% due 03/13/43	25,000	22,638
Citibank NA 5.803% due 09/29/28	250,000	261,194
Citigroup, Inc.
1.122% due 01/28/27	750,000	689,374
1.462% due 06/09/27	100,000	91,552
2.014% due 01/25/26	145,000	139,398
2.520% due 11/03/32	70,000	57,737
2.561% due 05/01/32	55,000	45,909
2.666% due 01/29/31	150,000	130,187
2.904% due 11/03/42	50,000	35,991
2.976% due 11/05/30	100,000	89,115
3.057% due 01/25/33	135,000	115,225
3.070% due 02/24/28	650,000	612,768
3.106% due 04/08/26	200,000	194,478

	Principal Amount	Value
3.290% due 03/17/26	$100,000	$97,404
3.400% due 05/01/26	100,000	96,542
3.520% due 10/27/28	100,000	94,640
3.668% due 07/24/28	100,000	95,369
3.785% due 03/17/33	450,000	404,887
3.875% due 03/26/25	100,000	98,218
3.878% due 01/24/39	100,000	86,360
3.887% due 01/10/28	100,000	96,755
4.125% due 07/25/28	100,000	96,103
4.300% due 11/20/26	100,000	98,056
4.750% due 05/18/46	50,000	44,768
5.300% due 05/06/44	400,000	384,446
6.125% due 08/25/36	100,000	106,748
6.174% due 05/25/34	115,000	119,044
6.270% due 11/17/33	235,000	251,563
CME Group, Inc.
3.000% due 03/15/25	50,000	48,987
3.750% due 06/15/28	100,000	97,907
4.150% due 06/15/48	50,000	45,416
CNA Financial Corp.
3.450% due 08/15/27	100,000	95,808
4.500% due 03/01/26	50,000	49,472
Comerica Bank 4.000% due 07/27/25	250,000	241,100
Commonwealth Bank of Australia (Australia) 5.499% due 09/12/25	250,000	253,245
Cooperatieve Rabobank UA (Netherlands)
3.375% due 05/21/25	250,000	245,346
5.250% due 05/24/41	200,000	211,268
Corebridge Financial, Inc. 3.650% due 04/05/27	500,000	481,266
Corp Andina de Fomento (Multi-National) 2.250% due 02/08/27	200,000	183,305
Corporate Office Properties LP
2.250% due 03/15/26	35,000	32,661
2.900% due 12/01/33	65,000	50,815
Council Of Europe Development Bank (Multi-National)
3.625% due 01/26/28	250,000	246,121
3.750% due 05/25/26	300,000	296,686
Credit Suisse AG (Switzerland)
3.700% due 02/21/25	250,000	245,057
5.000% due 07/09/27	300,000	300,235
Crown Castle, Inc.
2.100% due 04/01/31	200,000	163,008
3.250% due 01/15/51	200,000	140,002
3.650% due 09/01/27	35,000	33,306
3.700% due 06/15/26	35,000	33,799
3.800% due 02/15/28	50,000	47,530
4.000% due 03/01/27	40,000	38,699
4.300% due 02/15/29	60,000	57,815
4.450% due 02/15/26	35,000	34,499
4.750% due 05/15/47	25,000	21,743
5.000% due 01/11/28	35,000	34,894
CubeSmart LP
2.000% due 02/15/31	15,000	12,249
3.125% due 09/01/26	50,000	47,464
Deutsche Bank AG (Germany)
2.129% due 11/24/26	350,000	328,278
2.552% due 01/07/28	150,000	137,774
3.547% due 09/18/31	500,000	439,091
7.146% due 07/13/27	150,000	155,782
Digital Realty Trust LP
3.700% due 08/15/27	50,000	48,267
4.450% due 07/15/28	100,000	97,785
Discover Bank 3.450% due 07/27/26	250,000	236,481
Enstar Group Ltd. 4.950% due 06/01/29	25,000	24,404
EPR Properties 3.600% due 11/15/31	30,000	24,910

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Principal Amount	Value
Equinix, Inc.
2.000% due 05/15/28	$35,000	$31,249
2.150% due 07/15/30	350,000	296,795
2.500% due 05/15/31	100,000	84,949
3.400% due 02/15/52	10,000	7,335
Equitable Holdings, Inc. 4.350% due 04/20/28	300,000	290,118
ERP Operating LP
2.850% due 11/01/26	70,000	66,529
3.500% due 03/01/28	100,000	95,619
4.500% due 06/01/45	75,000	63,706
Essex Portfolio LP
2.550% due 06/15/31	65,000	54,465
2.650% due 03/15/32	30,000	25,089
3.375% due 04/15/26	50,000	48,294
4.000% due 03/01/29	25,000	23,894
European Bank for Reconstruction & Development (Multi-National)
0.500% due 01/28/26	300,000	277,493
4.375% due 03/09/28	120,000	121,680
European Investment Bank (Multi-National)
0.375% due 03/26/26	300,000	275,768
0.625% due 10/21/27	250,000	220,412
0.750% due 10/26/26	83,000	75,688
1.250% due 02/14/31	300,000	250,615
1.375% due 03/15/27	350,000	321,954
1.625% due 03/14/25	230,000	221,982
1.625% due 10/09/29	195,000	171,726
2.750% due 08/15/25	600,000	584,030
3.625% due 07/15/30	160,000	156,614
3.750% due 02/14/33	325,000	318,897
3.875% due 03/15/28	400,000	398,346
4.500% due 10/16/28	100,000	102,278
Extra Space Storage LP
3.900% due 04/01/29	220,000	208,260
4.000% due 06/15/29	100,000	95,436
Fairfax Financial Holdings Ltd. (Canada) 5.625% due 08/16/32	150,000	150,027
Federal Realty OP LP
1.250% due 02/15/26	300,000	276,977
4.500% due 12/01/44	50,000	41,733
Fidelity National Financial, Inc.
3.400% due 06/15/30	200,000	178,391
4.500% due 08/15/28	50,000	48,741
Fifth Third Bancorp
1.707% due 11/01/27	155,000	139,581
2.550% due 05/05/27	60,000	55,372
4.772% due 07/28/30	200,000	195,463
6.339% due 07/27/29	245,000	255,189
8.250% due 03/01/38	25,000	29,606
FS KKR Capital Corp.
2.625% due 01/15/27	100,000	89,871
3.250% due 07/15/27	50,000	45,529
4.125% due 02/01/25	50,000	48,772
Globe Life, Inc. 4.550% due 09/15/28	50,000	49,673
GLP Capital LP/GLP Financing II, Inc.
3.250% due 01/15/32	50,000	42,263
4.000% due 01/15/31	50,000	45,086
5.250% due 06/01/25	25,000	24,928
5.375% due 04/15/26	50,000	49,722
5.750% due 06/01/28	25,000	25,244
Goldman Sachs Group, Inc.
1.093% due 12/09/26	290,000	267,262
1.431% due 03/09/27	80,000	73,788
1.542% due 09/10/27	100,000	90,742
1.948% due 10/21/27	250,000	228,783
2.383% due 07/21/32	70,000	57,536
2.615% due 04/22/32	70,000	58,783
2.640% due 02/24/28	250,000	231,855
2.908% due 07/21/42	60,000	43,808

	Principal Amount	Value
3.210% due 04/22/42	$60,000	$45,981
3.436% due 02/24/43	450,000	351,790
3.500% due 01/23/25	150,000	147,196
3.500% due 04/01/25	100,000	97,805
3.500% due 11/16/26	100,000	96,329
3.615% due 03/15/28	200,000	191,893
3.750% due 05/22/25	150,000	147,020
3.750% due 02/25/26	60,000	58,637
3.800% due 03/15/30	250,000	235,068
3.814% due 04/23/29	150,000	142,497
3.850% due 01/26/27	160,000	155,672
4.017% due 10/31/38	100,000	87,324
4.223% due 05/01/29	200,000	193,600
4.411% due 04/23/39	450,000	407,326
4.482% due 08/23/28	500,000	491,393
4.750% due 10/21/45	100,000	94,876
6.561% due 10/24/34	200,000	219,869
6.750% due 10/01/37	200,000	220,342
Golub Capital BDC, Inc. 2.500% due 08/24/26	60,000	54,416
Hartford Financial Services Group, Inc. 2.900% due 09/15/51	100,000	66,815
Healthcare Realty Holdings LP 2.000% due 03/15/31	25,000	20,026
Healthpeak OP LLC
2.875% due 01/15/31	200,000	173,730
3.000% due 01/15/30	100,000	89,051
3.100% due 02/15/30	50,000	43,781
3.400% due 02/01/25	7,000	6,841
Hercules Capital, Inc. 3.375% due 01/20/27	35,000	31,871
Highwoods Realty LP
4.125% due 03/15/28	20,000	18,443
4.200% due 04/15/29	50,000	45,303
Host Hotels & Resorts LP
3.375% due 12/15/29	25,000	22,469
3.500% due 09/15/30	100,000	89,293
HSBC Holdings PLC (United Kingdom)
1.645% due 04/18/26	250,000	237,672
2.251% due 11/22/27	250,000	229,551
2.357% due 08/18/31	250,000	207,252
2.804% due 05/24/32	200,000	167,053
2.848% due 06/04/31	200,000	172,143
2.999% due 03/10/26	200,000	194,002
3.900% due 05/25/26	200,000	194,810
3.973% due 05/22/30	290,000	271,124
4.250% due 08/18/25	200,000	195,662
4.375% due 11/23/26	200,000	195,482
4.762% due 03/29/33	300,000	279,635
5.887% due 08/14/27	250,000	253,575
6.254% due 03/09/34	200,000	212,677
6.332% due 03/09/44	200,000	215,806
6.547% due 06/20/34	350,000	365,984
6.800% due 06/01/38	150,000	160,287
7.336% due 11/03/26	200,000	207,765
Hudson Pacific Properties LP 4.650% due 04/01/29	50,000	40,621
Huntington Bancshares, Inc. 5.023% due 05/17/33	70,000	68,068
ING Groep NV (Netherlands)
4.252% due 03/28/33	200,000	187,662
4.550% due 10/02/28	200,000	197,444
6.083% due 09/11/27	200,000	204,238
Inter-American Development Bank (Multi-National)
0.625% due 07/15/25	700,000	659,731
0.875% due 04/20/26	250,000	231,856
1.125% due 07/20/28	300,000	264,181
1.125% due 01/13/31	150,000	123,697
2.000% due 06/02/26	150,000	142,356
2.000% due 07/23/26	100,000	94,696

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Principal Amount	Value
3.200% due 08/07/42	$100,000	$83,718
3.500% due 09/14/29	200,000	195,065
4.000% due 01/12/28	100,000	99,877
4.375% due 02/01/27	100,000	100,895
4.500% due 09/13/33	200,000	206,475
Inter-American Investment Corp. (Multi-National) 4.125% due 02/15/28	150,000	149,636
Intercontinental Exchange, Inc.
1.850% due 09/15/32	65,000	52,085
2.650% due 09/15/40	65,000	48,529
3.000% due 09/15/60	65,000	44,025
3.100% due 09/15/27	100,000	95,120
5.200% due 06/15/62	350,000	359,220
International Bank for Reconstruction & Development (Multi-National)
0.375% due 07/28/25	350,000	328,245
0.500% due 10/28/25	200,000	186,437
0.625% due 04/22/25	1,100,000	1,045,048
0.750% due 11/24/27	195,000	172,086
0.875% due 05/14/30	350,000	288,246
1.125% due 09/13/28	160,000	140,467
1.375% due 04/20/28	250,000	224,180
1.625% due 01/15/25	150,000	145,258
1.625% due 11/03/31	190,000	160,021
1.750% due 10/23/29	100,000	88,408
2.500% due 03/29/32	200,000	178,927
3.125% due 11/20/25	50,000	48,848
3.125% due 06/15/27	600,000	581,762
3.500% due 07/12/28	260,000	254,732
3.625% due 09/21/29	250,000	245,317
3.875% due 02/14/30	200,000	198,518
4.000% due 07/25/30	180,000	179,792
International Finance Corp. (Multi-National)
0.750% due 10/08/26	100,000	91,269
0.750% due 08/27/30	250,000	199,610
3.625% due 09/15/25	67,000	66,090
4.375% due 01/15/27	65,000	65,532
Invesco Finance PLC 5.375% due 11/30/43	200,000	197,089
Invitation Homes Operating Partnership LP 2.000% due 08/15/31	300,000	238,941
Jackson Financial, Inc. 5.170% due 06/08/27	55,000	54,957
Jefferies Financial Group, Inc.
2.625% due 10/15/31	100,000	82,898
2.750% due 10/15/32	40,000	32,790
5.875% due 07/21/28	200,000	205,201
JPMorgan Chase & Co.
1.040% due 02/04/27	500,000	459,727
1.045% due 11/19/26	100,000	92,662
1.470% due 09/22/27	75,000	67,981
1.578% due 04/22/27	65,000	60,009
1.764% due 11/19/31	100,000	81,092
2.069% due 06/01/29	140,000	124,201
2.083% due 04/22/26	250,000	239,546
2.182% due 06/01/28	650,000	594,800
2.525% due 11/19/41	100,000	70,763
2.545% due 11/08/32	375,000	313,009
2.580% due 04/22/32	75,000	63,473
2.595% due 02/24/26	100,000	96,892
2.739% due 10/15/30	75,000	66,737
2.947% due 02/24/28	60,000	56,477
2.956% due 05/13/31	65,000	57,150
2.963% due 01/25/33	100,000	85,728
3.109% due 04/22/51	250,000	179,815
3.157% due 04/22/42	300,000	231,930
3.200% due 06/15/26	100,000	96,537
3.328% due 04/22/52	70,000	52,338
3.509% due 01/23/29	185,000	175,431
3.540% due 05/01/28	100,000	95,495

	Principal Amount	Value
3.702% due 05/06/30	$150,000	$141,259
3.882% due 07/24/38	150,000	132,889
3.964% due 11/15/48	100,000	83,854
4.032% due 07/24/48	150,000	127,838
4.080% due 04/26/26	250,000	246,063
4.452% due 12/05/29	150,000	147,108
4.851% due 07/25/28	500,000	500,388
4.912% due 07/25/33	500,000	494,536
5.350% due 06/01/34	105,000	106,557
5.500% due 10/15/40	100,000	104,032
5.600% due 07/15/41	100,000	106,394
5.717% due 09/14/33	190,000	196,700
6.254% due 10/23/34	100,000	108,457
6.400% due 05/15/38	300,000	343,772
JPMorgan Chase Bank NA 5.110% due 12/08/26	350,000	353,278
KeyBank NA 5.850% due 11/15/27	250,000	249,999
KeyCorp
2.250% due 04/06/27	350,000	315,284
4.150% due 10/29/25	30,000	29,275
Kimco Realty OP LLC
2.250% due 12/01/31	70,000	57,199
3.700% due 10/01/49	25,000	18,742
4.125% due 12/01/46	50,000	38,555
Kite Realty Group Trust 4.750% due 09/15/30	25,000	23,575
Kreditanstalt fuer Wiederaufbau (Germany)
0.375% due 07/18/25	250,000	234,729
0.625% due 01/22/26	730,000	677,988
1.250% due 01/31/25	500,000	481,773
1.750% due 09/14/29	100,000	88,881
3.000% due 05/20/27	200,000	193,246
3.625% due 04/01/26	155,000	153,049
3.750% due 02/15/28	440,000	435,509
4.125% due 07/15/33	400,000	402,185
4.262% due 06/29/37	200,000	114,012
4.750% due 10/29/30	200,000	209,062
Landwirtschaftliche Rentenbank (Germany)
0.500% due 05/27/25	200,000	188,915
0.875% due 09/03/30	200,000	162,985
1.750% due 07/27/26	100,000	94,117
5.000% due 10/24/33	250,000	268,991
Lazard Group LLC
3.625% due 03/01/27	50,000	47,349
4.375% due 03/11/29	50,000	48,436
Legg Mason, Inc. 4.750% due 03/15/26	50,000	49,851
Lincoln National Corp.
3.625% due 12/12/26	150,000	145,980
3.800% due 03/01/28	35,000	33,646
4.350% due 03/01/48	25,000	19,869
Lloyds Banking Group PLC (United Kingdom)
3.750% due 03/18/28	200,000	191,543
4.582% due 12/10/25	200,000	195,923
5.985% due 08/07/27	220,000	224,006
7.953% due 11/15/33	200,000	228,814
LXP Industrial Trust 2.375% due 10/01/31	70,000	56,292
M&T Bank Corp. 4.553% due 08/16/28	65,000	62,781
Main Street Capital Corp. 3.000% due 07/14/26	100,000	91,637
Manufacturers & Traders Trust Co. 4.650% due 01/27/26	300,000	293,881
Manulife Financial Corp. (Canada)
3.703% due 03/16/32	100,000	93,842
4.150% due 03/04/26	50,000	49,426
5.375% due 03/04/46	50,000	50,722

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Principal Amount	Value
Markel Group, Inc.
3.450% due 05/07/52	$70,000	$49,890
3.500% due 11/01/27	50,000	47,562
5.000% due 05/20/49	30,000	28,005
Marsh & McLennan Cos., Inc.
2.375% due 12/15/31	45,000	38,361
3.500% due 03/10/25	75,000	73,714
3.750% due 03/14/26	100,000	98,208
4.200% due 03/01/48	100,000	87,070
4.375% due 03/15/29	70,000	69,728
5.400% due 09/15/33	100,000	105,366
5.750% due 11/01/32	100,000	107,607
Mastercard, Inc.
1.900% due 03/15/31	100,000	85,433
2.000% due 11/18/31	200,000	168,823
2.950% due 11/21/26	50,000	48,257
2.950% due 06/01/29	50,000	47,109
2.950% due 03/15/51	45,000	33,424
3.650% due 06/01/49	50,000	42,261
3.800% due 11/21/46	50,000	43,749
3.950% due 02/26/48	15,000	13,443
MetLife, Inc.
4.550% due 03/23/30	350,000	352,341
5.700% due 06/15/35	100,000	107,662
5.875% due 02/06/41	200,000	218,299
6.375% due 06/15/34	100,000	112,596
Mid-America Apartments LP
3.600% due 06/01/27	100,000	96,753
3.950% due 03/15/29	25,000	24,310
Mitsubishi UFJ Financial Group, Inc. (Japan)
1.640% due 10/13/27	200,000	182,185
2.048% due 07/17/30	200,000	168,396
2.852% due 01/19/33	200,000	171,478
3.677% due 02/22/27	100,000	96,994
3.777% due 03/02/25	50,000	49,177
3.850% due 03/01/26	200,000	195,350
3.961% due 03/02/28	50,000	48,725
4.050% due 09/11/28	150,000	146,854
5.441% due 02/22/34	200,000	206,809
5.475% due 02/22/31	200,000	205,100
5.719% due 02/20/26	500,000	502,263
Mizuho Financial Group, Inc. (Japan)
2.201% due 07/10/31	200,000	166,621
3.261% due 05/22/30	200,000	182,508
3.663% due 02/28/27	200,000	192,532
5.754% due 05/27/34	250,000	260,033
5.778% due 07/06/29	200,000	205,884
Morgan Stanley
1.512% due 07/20/27	100,000	91,386
1.593% due 05/04/27	145,000	133,657
1.794% due 02/13/32	65,000	51,934
2.188% due 04/28/26	500,000	480,543
2.239% due 07/21/32	100,000	81,662
2.475% due 01/21/28	170,000	157,862
2.484% due 09/16/36	100,000	79,310
2.699% due 01/22/31	445,000	389,288
2.802% due 01/25/52	400,000	267,069
2.943% due 01/21/33	135,000	114,885
3.125% due 07/27/26	70,000	67,050
3.217% due 04/22/42	55,000	42,345
3.591% due 07/22/28 §	100,000	95,523
3.622% due 04/01/31	200,000	184,326
3.625% due 01/20/27	300,000	291,014
4.300% due 01/27/45	100,000	90,283
4.350% due 09/08/26	90,000	88,361
4.431% due 01/23/30	95,000	92,597
4.457% due 04/22/39	150,000	138,942
5.050% due 01/28/27	560,000	560,752
5.123% due 02/01/29	250,000	251,278
5.164% due 04/20/29	155,000	155,978

	Principal Amount	Value
5.250% due 04/21/34	$180,000	$180,066
5.449% due 07/20/29	145,000	147,834
5.597% due 03/24/51	100,000	107,667
5.948% due 01/19/38	300,000	303,519
6.342% due 10/18/33	325,000	350,601
6.407% due 11/01/29	145,000	153,769
7.250% due 04/01/32	100,000	117,953
Nasdaq, Inc.
1.650% due 01/15/31	150,000	121,807
2.500% due 12/21/40	150,000	104,137
Natwest Group PLC (United Kingdom)
3.032% due 11/28/35	350,000	290,628
3.073% due 05/22/28	200,000	185,853
7.472% due 11/10/26	300,000	310,729
NNN REIT, Inc.
4.300% due 10/15/28	35,000	34,011
5.600% due 10/15/33	125,000	129,139
Nomura Holdings, Inc. (Japan)
1.653% due 07/14/26	100,000	91,475
1.851% due 07/16/25	200,000	189,461
2.329% due 01/22/27	300,000	275,198
Nordic Investment Bank (Multi-National) 0.500% due 01/21/26	300,000	277,821
Northern Trust Corp.
1.950% due 05/01/30	75,000	64,484
3.375% due 05/08/32	63,000	58,309
3.650% due 08/03/28	50,000	48,348
4.000% due 05/10/27	35,000	34,546
Oaktree Specialty Lending Corp. 2.700% due 01/15/27	50,000	44,729
Oesterreichische Kontrollbank AG (Austria)
0.375% due 09/17/25	90,000	83,988
1.500% due 02/12/25	300,000	289,345
4.250% due 03/01/28	35,000	35,243
4.625% due 11/03/25	70,000	70,175
Old Republic International Corp. 3.850% due 06/11/51	55,000	40,355
Omega Healthcare Investors, Inc.
4.500% due 01/15/25	25,000	24,596
4.750% due 01/15/28	50,000	48,137
ORIX Corp. (Japan)
3.700% due 07/18/27	50,000	48,450
4.000% due 04/13/32	100,000	94,145
Physicians Realty LP 2.625% due 11/01/31	50,000	41,178
Piedmont Operating Partnership LP
2.750% due 04/01/32	35,000	24,355
9.250% due 07/20/28	200,000	211,408
PNC Bank NA
2.950% due 02/23/25	300,000	292,092
4.050% due 07/26/28	350,000	337,551
PNC Financial Services Group, Inc.
2.550% due 01/22/30	350,000	306,327
5.068% due 01/24/34	40,000	39,159
5.582% due 06/12/29	120,000	122,643
5.939% due 08/18/34	200,000	208,043
Principal Financial Group, Inc.
3.700% due 05/15/29	25,000	23,581
4.625% due 09/15/42	100,000	91,175
5.375% due 03/15/33	30,000	30,714
Progressive Corp.
2.500% due 03/15/27	40,000	37,565
3.000% due 03/15/32	50,000	44,636
3.700% due 03/15/52	175,000	141,479
4.000% due 03/01/29	25,000	24,698
4.125% due 04/15/47	100,000	88,326
Prologis LP
1.250% due 10/15/30	55,000	44,474
1.625% due 03/15/31	100,000	80,961
1.750% due 02/01/31	20,000	16,618

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Principal Amount	Value
2.125% due 04/15/27	$25,000	$23,112
2.125% due 10/15/50	40,000	23,645
2.250% due 04/15/30	30,000	26,243
2.250% due 01/15/32	50,000	41,782
2.875% due 11/15/29	40,000	36,364
3.000% due 04/15/50	25,000	17,935
3.375% due 12/15/27	60,000	57,334
4.375% due 02/01/29	15,000	14,768
4.875% due 06/15/28	200,000	202,743
Prudential Financial, Inc.
1.500% due 03/10/26	20,000	18,656
2.100% due 03/10/30	15,000	13,154
3.000% due 03/10/40	25,000	19,453
3.700% due 10/01/50	175,000	152,044
3.700% due 03/13/51	150,000	118,752
3.935% due 12/07/49	132,000	108,888
4.350% due 02/25/50	50,000	44,398
6.625% due 06/21/40	50,000	56,809
Public Storage Operating Co.
0.875% due 02/15/26	50,000	46,278
1.500% due 11/09/26	50,000	45,948
2.300% due 05/01/31	250,000	214,999
3.094% due 09/15/27	30,000	28,577
Raymond James Financial, Inc. 4.950% due 07/15/46	100,000	93,518
Realty Income Corp.
1.800% due 03/15/33	50,000	38,879
2.200% due 06/15/28	35,000	31,385
2.850% due 12/15/32	30,000	25,507
3.000% due 01/15/27	50,000	47,485
3.875% due 04/15/25	150,000	147,622
4.625% due 11/01/25	50,000	49,713
4.850% due 03/15/30	65,000	65,351
4.875% due 06/01/26	25,000	25,038
4.900% due 07/15/33	200,000	199,844
Regency Centers LP
3.600% due 02/01/27	30,000	28,870
3.700% due 06/15/30	35,000	32,567
4.400% due 02/01/47	35,000	29,116
Regions Financial Corp. 1.800% due 08/12/28	300,000	257,175
Reinsurance Group of America, Inc.
3.950% due 09/15/26	60,000	58,189
6.000% due 09/15/33	50,000	52,471
RenaissanceRe Finance, Inc. (Bermuda) 3.450% due 07/01/27	30,000	28,370
Royal Bank of Canada (Canada)
1.150% due 06/10/25	490,000	464,747
1.150% due 07/14/26	50,000	45,763
2.050% due 01/21/27	100,000	92,911
3.625% due 05/04/27	150,000	145,058
4.650% due 01/27/26	200,000	198,435
4.900% due 01/12/28	150,000	151,728
5.200% due 07/20/26	250,000	252,804
Santander Holdings USA, Inc.
2.490% due 01/06/28	70,000	64,140
4.400% due 07/13/27	145,000	140,934
6.565% due 06/12/29	100,000	103,254
Santander UK Group Holdings PLC (United Kingdom)
1.532% due 08/21/26	200,000	186,638
2.896% due 03/15/32	200,000	170,937
Simon Property Group LP
1.375% due 01/15/27	300,000	274,138
2.450% due 09/13/29	100,000	89,094
2.650% due 07/15/30	100,000	88,556
3.250% due 11/30/26	50,000	48,069
3.250% due 09/13/49	100,000	72,371
3.375% due 06/15/27	100,000	95,906
4.250% due 11/30/46	50,000	42,173
5.850% due 03/08/53	200,000	212,773

	Principal Amount	Value
Spirit Realty LP 3.400% due 01/15/30	$50,000	$45,578
STORE Capital Corp. 4.500% due 03/15/28	150,000	138,073
Sumitomo Mitsui Financial Group, Inc. (Japan)
0.948% due 01/12/26	200,000	184,189
1.474% due 07/08/25	200,000	189,312
1.710% due 01/12/31	200,000	161,590
1.902% due 09/17/28	250,000	219,002
2.296% due 01/12/41	200,000	138,595
3.010% due 10/19/26	200,000	190,573
3.202% due 09/17/29	150,000	136,503
3.364% due 07/12/27	150,000	142,944
3.784% due 03/09/26	100,000	97,507
5.766% due 01/13/33	200,000	211,464
5.800% due 07/13/28	250,000	258,968
Sun Communities Operating LP
2.300% due 11/01/28	65,000	56,918
5.700% due 01/15/33	100,000	101,429
Synchrony Financial
3.700% due 08/04/26	50,000	47,091
3.950% due 12/01/27	100,000	93,626
4.875% due 06/13/25	100,000	98,376
Tanger Properties LP 3.875% due 07/15/27	50,000	45,862
Toronto-Dominion Bank (Canada)
0.750% due 01/06/26	200,000	184,811
1.200% due 06/03/26	100,000	91,844
4.693% due 09/15/27	200,000	200,107
5.103% due 01/09/26	100,000	100,740
5.156% due 01/10/28	500,000	507,904
Travelers Cos., Inc.
3.050% due 06/08/51	50,000	36,790
5.450% due 05/25/53	100,000	108,006
6.250% due 06/15/37	125,000	141,885
Travelers Property Casualty Corp. 6.375% due 03/15/33	100,000	114,184
Truist Financial Corp.
1.125% due 08/03/27	100,000	87,592
1.200% due 08/05/25	135,000	126,766
1.267% due 03/02/27	120,000	109,905
1.887% due 06/07/29	125,000	108,099
1.950% due 06/05/30	135,000	112,705
3.700% due 06/05/25	100,000	97,801
4.000% due 05/01/25	100,000	98,354
4.873% due 01/26/29	40,000	39,433
4.916% due 07/28/33	100,000	93,178
5.867% due 06/08/34	200,000	204,158
7.161% due 10/30/29	55,000	59,442
U.S. Bancorp
1.375% due 07/22/30	150,000	120,976
1.450% due 05/12/25	150,000	142,897
2.491% due 11/03/36	200,000	155,230
4.548% due 07/22/28	100,000	98,573
4.839% due 02/01/34	200,000	191,664
5.775% due 06/12/29	250,000	257,015
5.850% due 10/21/33	30,000	30,925
6.787% due 10/26/27	350,000	365,594
UBS AG (Switzerland) 5.800% due 09/11/25	200,000	202,378
UBS Group AG (Switzerland) 3.750% due 03/26/25	250,000	245,129
UDR, Inc.
2.100% due 06/15/33	100,000	76,919
3.100% due 11/01/34	50,000	41,390
3.200% due 01/15/30	50,000	45,468
4.400% due 01/26/29	25,000	24,127
Unum Group
4.000% due 06/15/29	70,000	66,515
4.125% due 06/15/51	100,000	74,891

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Principal Amount	Value
Ventas Realty LP
3.000% due 01/15/30	$50,000	$44,192
3.250% due 10/15/26	100,000	94,835
4.000% due 03/01/28	50,000	47,831
4.125% due 01/15/26	31,000	30,247
Visa, Inc.
1.100% due 02/15/31	200,000	162,189
1.900% due 04/15/27	250,000	232,545
2.050% due 04/15/30	300,000	263,813
3.650% due 09/15/47	25,000	21,149
4.150% due 12/14/35	30,000	29,444
4.300% due 12/14/45	100,000	93,341
Voya Financial, Inc.
3.650% due 06/15/26	50,000	48,385
4.800% due 06/15/46	30,000	25,929
W R Berkley Corp. 4.000% due 05/12/50	115,000	91,986
Wachovia Corp. 5.500% due 08/01/35	200,000	202,740
Wells Fargo & Co.
2.188% due 04/30/26	300,000	287,673
2.393% due 06/02/28	500,000	458,181
3.000% due 04/22/26	150,000	143,745
3.000% due 10/23/26	150,000	142,475
3.068% due 04/30/41	500,000	378,597
3.196% due 06/17/27	260,000	248,657
3.350% due 03/02/33	390,000	340,764
3.526% due 03/24/28	355,000	338,844
3.908% due 04/25/26	250,000	245,203
4.150% due 01/24/29	200,000	194,548
4.478% due 04/04/31	200,000	193,375
4.540% due 08/15/26	100,000	98,995
4.611% due 04/25/53	250,000	225,046
4.808% due 07/25/28	65,000	64,557
4.897% due 07/25/33	65,000	63,358
5.013% due 04/04/51	250,000	238,050
5.389% due 04/24/34	330,000	331,626
5.557% due 07/25/34	160,000	162,981
5.574% due 07/25/29	365,000	372,907
5.606% due 01/15/44	100,000	99,725
6.491% due 10/23/34	180,000	195,924
Wells Fargo Bank NA
5.450% due 08/07/26	250,000	254,177
6.600% due 01/15/38	100,000	111,578
Welltower OP LLC
2.050% due 01/15/29	60,000	52,809
2.750% due 01/15/31	145,000	126,381
2.750% due 01/15/32	50,000	42,585
2.800% due 06/01/31	100,000	87,282
4.125% due 03/15/29	100,000	96,663
Westpac Banking Corp. (Australia)
1.953% due 11/20/28	100,000	88,678
2.150% due 06/03/31	100,000	84,604
2.700% due 08/19/26	150,000	143,359
2.894% due 02/04/30	200,000	192,739
2.963% due 11/16/40	200,000	138,811
3.400% due 01/25/28	100,000	95,491
4.043% due 08/26/27	100,000	99,065
4.110% due 07/24/34	65,000	59,517
4.421% due 07/24/39	45,000	39,355
5.457% due 11/18/27	100,000	103,379
5.535% due 11/17/28	250,000	260,055
Weyerhaeuser Co.
4.000% due 11/15/29	100,000	95,668
7.375% due 03/15/32	100,000	116,168
Willis North America, Inc.
2.950% due 09/15/29	75,000	67,164
3.875% due 09/15/49	35,000	27,124
4.650% due 06/15/27	100,000	99,000

	Principal Amount	Value
XL Group Ltd. (Bermuda) 5.250% due 12/15/43	$50,000	$48,120

		117,494,980

Industrial - 1.9%

3M Co.
2.875% due 10/15/27	100,000	94,178
3.250% due 08/26/49	200,000	145,260
4.000% due 09/14/48	250,000	214,007
Allegion U.S. Holding Co., Inc. 3.550% due 10/01/27	50,000	47,550
Amcor Finance USA, Inc. 5.625% due 05/26/33	65,000	67,626
Amcor Flexibles North America, Inc.
2.690% due 05/25/31	65,000	55,987
4.000% due 05/17/25	65,000	63,899
Amphenol Corp.
2.050% due 03/01/25	25,000	24,147
2.200% due 09/15/31	60,000	50,514
4.350% due 06/01/29	50,000	49,869
Arrow Electronics, Inc. 3.875% due 01/12/28	25,000	23,733
Avnet, Inc.
4.625% due 04/15/26	25,000	24,612
6.250% due 03/15/28	100,000	103,665
Berry Global, Inc. 1.570% due 01/15/26	200,000	185,894
Boeing Co.
2.196% due 02/04/26	500,000	472,530
2.750% due 02/01/26	50,000	47,875
2.950% due 02/01/30	100,000	90,164
3.200% due 03/01/29	200,000	187,162
3.250% due 02/01/28	50,000	47,469
3.250% due 03/01/28	25,000	23,497
3.550% due 03/01/38	15,000	12,240
3.625% due 02/01/31	30,000	27,878
3.625% due 03/01/48	10,000	7,502
3.750% due 02/01/50	100,000	77,716
3.825% due 03/01/59	50,000	37,147
3.850% due 11/01/48	35,000	27,242
4.875% due 05/01/25	85,000	84,646
5.150% due 05/01/30	150,000	152,786
5.705% due 05/01/40	200,000	206,993
5.805% due 05/01/50	400,000	414,501
5.875% due 02/15/40	50,000	51,848
5.930% due 05/01/60	150,000	155,593
Burlington Northern Santa Fe LLC
3.050% due 02/15/51	200,000	144,712
3.300% due 09/15/51	200,000	152,145
3.550% due 02/15/50	150,000	120,997
3.650% due 09/01/25	50,000	49,139
4.125% due 06/15/47	50,000	44,009
4.450% due 01/15/53	300,000	283,199
4.700% due 09/01/45	50,000	47,996
5.200% due 04/15/54	60,000	62,517
5.750% due 05/01/40	100,000	109,023
Canadian National Railway Co. (Canada)
3.850% due 08/05/32	100,000	95,192
6.200% due 06/01/36	50,000	56,087
Canadian Pacific Railway Co. (Canada)
2.450% due 12/02/31	200,000	185,579
2.900% due 02/01/25	150,000	146,473
3.100% due 12/02/51	200,000	144,679
4.000% due 06/01/28	35,000	34,197
4.800% due 09/15/35	20,000	19,669
4.950% due 08/15/45	100,000	95,051
6.125% due 09/15/15	30,000	33,583
Carlisle Cos., Inc.
2.200% due 03/01/32	100,000	81,635
3.750% due 12/01/27	50,000	47,946

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Principal Amount	Value
Carrier Global Corp.
2.242% due 02/15/25	$35,000	$33,942
2.493% due 02/15/27	35,000	32,926
2.722% due 02/15/30	50,000	44,758
3.377% due 04/05/40	15,000	12,080
3.577% due 04/05/50	450,000	352,434
5.900% due 03/15/34 ~	65,000	70,330
Caterpillar Financial Services Corp.
0.800% due 11/13/25	60,000	56,034
0.900% due 03/02/26	200,000	185,404
3.400% due 05/13/25	100,000	98,375
4.350% due 05/15/26	302,000	301,495
Caterpillar, Inc.
3.250% due 09/19/49	100,000	79,076
3.803% due 08/15/42	100,000	87,847
CNH Industrial Capital LLC 1.450% due 07/15/26	100,000	91,760
CNH Industrial NV (United Kingdom) 3.850% due 11/15/27	35,000	33,743
CSX Corp.
3.250% due 06/01/27	250,000	241,129
4.100% due 11/15/32	100,000	97,307
4.500% due 03/15/49	65,000	59,620
4.650% due 03/01/68	45,000	41,391
5.500% due 04/15/41	75,000	78,181
Deere & Co.
2.875% due 09/07/49	15,000	11,218
3.900% due 06/09/42	100,000	89,978
Dover Corp. 5.375% due 03/01/41	50,000	50,349
Eagle Materials, Inc. 2.500% due 07/01/31	50,000	42,424
Eaton Corp.
4.000% due 11/02/32	100,000	96,818
4.150% due 03/15/33	55,000	53,841
Emerson Electric Co.
0.875% due 10/15/26	35,000	31,765
2.200% due 12/21/31	100,000	85,507
3.150% due 06/01/25	100,000	97,849
FedEx Corp.
3.100% due 08/05/29	50,000	46,290
3.875% due 08/01/42	100,000	83,144
4.200% due 10/17/28	100,000	98,475
4.400% due 01/15/47	50,000	43,598
4.750% due 11/15/45	50,000	46,158
5.250% due 05/15/50	350,000	348,903
Flex Ltd.
3.750% due 02/01/26	50,000	48,417
4.750% due 06/15/25	50,000	49,422
4.875% due 06/15/29	25,000	24,594
Fortive Corp. 4.300% due 06/15/46	125,000	106,634
Fortune Brands Innovations, Inc. 5.875% due 06/01/33	125,000	130,675
GATX Corp.
3.250% due 03/30/25	100,000	97,411
4.550% due 11/07/28	25,000	24,567
5.450% due 09/15/33	100,000	100,683
GE Capital International Funding Co. Unlimited Co. 4.418% due 11/15/35	350,000	339,815
General Dynamics Corp.
2.250% due 06/01/31	5,000	4,349
2.850% due 06/01/41	10,000	7,682
3.750% due 05/15/28	180,000	176,863
4.250% due 04/01/50	200,000	185,718
Honeywell International, Inc.
1.100% due 03/01/27	300,000	272,289
2.500% due 11/01/26	100,000	95,315
2.700% due 08/15/29	60,000	55,504
4.250% due 01/15/29	375,000	376,064

	Principal Amount	Value
Hubbell, Inc. 3.350% due 03/01/26	$50,000	$48,444
Huntington Ingalls Industries, Inc. 2.043% due 08/16/28	50,000	43,986
IDEX Corp.
2.625% due 06/15/31	100,000	85,080
3.000% due 05/01/30	15,000	13,377
Illinois Tool Works, Inc. 4.875% due 09/15/41	100,000	100,402
Jabil, Inc.
1.700% due 04/15/26	65,000	60,247
3.950% due 01/12/28	55,000	52,581
Jacobs Engineering Group, Inc. 6.350% due 08/18/28	200,000	209,070
John Deere Capital Corp.
1.300% due 10/13/26	250,000	230,032
1.750% due 03/09/27	50,000	46,070
2.000% due 06/17/31	100,000	84,906
2.350% due 03/08/27	50,000	47,009
2.650% due 06/10/26	100,000	95,705
2.800% due 09/08/27	50,000	47,400
3.400% due 09/11/25	50,000	49,031
3.450% due 03/13/25	50,000	49,284
3.900% due 06/07/32	20,000	19,270
4.150% due 09/15/27	100,000	99,414
4.800% due 01/09/26	65,000	65,365
4.950% due 07/14/28	210,000	215,425
5.150% due 09/08/26	100,000	101,853
5.150% due 09/08/33	100,000	105,287
5.300% due 09/08/25	100,000	101,360
Johnson Controls International PLC
3.900% due 02/14/26	19,000	18,571
4.500% due 02/15/47	40,000	35,824
Johnson Controls International PLC /Tyco Fire & Security Finance SCA
1.750% due 09/15/30	15,000	12,467
4.900% due 12/01/32	40,000	40,449
Kennametal, Inc. 4.625% due 06/15/28	50,000	48,823
L3Harris Technologies, Inc.
2.900% due 12/15/29	30,000	27,129
3.850% due 12/15/26	25,000	24,513
4.400% due 06/15/28	100,000	98,915
5.400% due 07/31/33	250,000	260,051
Lennox International, Inc. 5.500% due 09/15/28	100,000	102,762
Lockheed Martin Corp.
3.550% due 01/15/26	50,000	49,115
3.600% due 03/01/35	25,000	22,915
3.800% due 03/01/45	20,000	17,220
3.900% due 06/15/32	45,000	43,421
4.150% due 06/15/53	385,000	344,610
4.450% due 05/15/28	70,000	70,418
4.500% due 05/15/36	20,000	19,810
4.700% due 05/15/46	44,000	43,109
4.750% due 02/15/34	250,000	254,579
6.150% due 09/01/36	100,000	113,428
Martin Marietta Materials, Inc.
2.500% due 03/15/30	65,000	57,274
3.450% due 06/01/27	21,000	20,126
Masco Corp.
2.000% due 02/15/31	100,000	82,257
3.500% due 11/15/27	100,000	94,993
Mohawk Industries, Inc. 3.625% due 05/15/30	50,000	46,232
Norfolk Southern Corp.
2.300% due 05/15/31	250,000	215,845
3.155% due 05/15/55	20,000	14,089
3.800% due 08/01/28	30,000	29,243
3.942% due 11/01/47	63,000	52,693

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Principal Amount	Value
4.550% due 06/01/53	$145,000	$132,636
4.650% due 01/15/46	50,000	46,127
4.837% due 10/01/41	50,000	48,258
5.050% due 08/01/30	70,000	71,731
Northrop Grumman Corp.
3.250% due 01/15/28	350,000	334,678
3.850% due 04/15/45	100,000	84,133
4.700% due 03/15/33	210,000	211,910
nVent Finance SARL (United Kingdom) 2.750% due 11/15/31	50,000	40,980
Oshkosh Corp. 3.100% due 03/01/30	15,000	13,490
Otis Worldwide Corp.
2.056% due 04/05/25	20,000	19,242
2.293% due 04/05/27	20,000	18,649
3.112% due 02/15/40	50,000	40,020
3.362% due 02/15/50	30,000	23,252
5.250% due 08/16/28	135,000	138,849
Owens Corning 3.875% due 06/01/30	150,000	140,815
Packaging Corp. of America 3.400% due 12/15/27	35,000	33,355
Parker-Hannifin Corp.
3.250% due 06/14/29	300,000	282,471
4.000% due 06/14/49	20,000	17,422
6.250% due 05/15/38	100,000	111,013
Precision Castparts Corp.
3.250% due 06/15/25	50,000	49,014
4.375% due 06/15/45	50,000	45,145
Regal Rexnord Corp. 6.050% due 04/15/28 ~	250,000	253,283
Republic Services, Inc.
3.200% due 03/15/25	100,000	97,746
3.375% due 11/15/27	120,000	115,372
3.950% due 05/15/28	100,000	98,133
RTX Corp.
2.250% due 07/01/30	100,000	86,444
3.030% due 03/15/52	250,000	172,734
3.125% due 07/01/50	100,000	70,519
3.500% due 03/15/27	200,000	192,806
3.750% due 11/01/46	50,000	39,768
3.950% due 08/16/25	25,000	24,644
4.125% due 11/16/28	60,000	58,667
4.350% due 04/15/47	200,000	174,143
4.450% due 11/16/38	20,000	18,418
4.500% due 06/01/42	300,000	272,807
4.625% due 11/16/48	35,000	31,993
5.375% due 02/27/53	100,000	101,696
Ryder System, Inc.
1.750% due 09/01/26	65,000	59,923
4.300% due 06/15/27	75,000	73,338
5.250% due 06/01/28	200,000	202,782
Snap-on, Inc. 3.100% due 05/01/50	35,000	26,631
Stanley Black & Decker, Inc.
2.750% due 11/15/50	50,000	30,865
4.250% due 11/15/28	100,000	98,011
6.272% due 03/06/26	100,000	100,177
Teledyne Technologies, Inc. 2.750% due 04/01/31	200,000	174,119
Textron, Inc.
3.650% due 03/15/27	100,000	96,035
4.000% due 03/15/26	25,000	24,514
Trane Technologies Financing Ltd.
3.800% due 03/21/29	100,000	96,856
5.250% due 03/03/33	45,000	46,621
Trimble, Inc. 4.900% due 06/15/28	50,000	50,305
Tyco Electronics Group SA
2.500% due 02/04/32	45,000	38,952
4.500% due 02/13/26	60,000	59,820

	Principal Amount	Value
Union Pacific Corp.
2.375% due 05/20/31	$40,000	$34,791
2.750% due 03/01/26	25,000	24,086
2.891% due 04/06/36	125,000	105,586
2.973% due 09/16/62	25,000	16,838
3.000% due 04/15/27	100,000	95,667
3.200% due 05/20/41	370,000	296,563
3.250% due 08/15/25	50,000	48,899
3.350% due 08/15/46	50,000	37,739
3.550% due 05/20/61	100,000	75,213
3.600% due 09/15/37	20,000	17,921
3.750% due 07/15/25	50,000	49,270
3.799% due 04/06/71	30,000	23,719
4.750% due 02/21/26	125,000	125,823
4.950% due 05/15/53	200,000	204,475
United Parcel Service, Inc.
3.400% due 11/15/46	200,000	159,912
4.875% due 03/03/33	260,000	270,026
5.300% due 04/01/50	250,000	266,658
6.200% due 01/15/38	50,000	57,256
Vulcan Materials Co.
4.500% due 06/15/47	100,000	89,989
5.800% due 03/01/26	35,000	35,038
Waste Connections, Inc.
3.500% due 05/01/29	100,000	95,724
4.200% due 01/15/33	70,000	68,016
Waste Management, Inc.
0.750% due 11/15/25	206,000	191,476
2.950% due 06/01/41	35,000	27,318
3.150% due 11/15/27	100,000	95,821
4.625% due 02/15/33	200,000	200,747
Westinghouse Air Brake Technologies Corp. 4.700% due 09/15/28	100,000	98,964
WRKCo, Inc.
4.000% due 03/15/28	100,000	96,537
4.200% due 06/01/32	50,000	47,806
Xylem, Inc.
3.250% due 11/01/26	30,000	28,917
4.375% due 11/01/46	25,000	21,222

		22,680,517

Technology - 1.8%

Adobe, Inc. 1.900% due 02/01/25	230,000	223,264
Analog Devices, Inc.
2.100% due 10/01/31	60,000	51,094
2.800% due 10/01/41	50,000	37,342
2.950% due 10/01/51	55,000	39,374
3.450% due 06/15/27	100,000	97,102
3.500% due 12/05/26	100,000	97,723
Apple, Inc.
0.700% due 02/08/26	400,000	370,629
1.125% due 05/11/25	65,000	62,033
1.400% due 08/05/28	100,000	88,671
1.650% due 05/11/30	410,000	350,789
1.650% due 02/08/31	200,000	168,700
1.700% due 08/05/31	100,000	83,715
2.050% due 09/11/26	100,000	94,252
2.200% due 09/11/29	100,000	90,508
2.550% due 08/20/60	250,000	164,929
2.650% due 05/11/50	100,000	68,924
2.650% due 02/08/51	450,000	308,489
2.700% due 08/05/51	100,000	68,857
2.850% due 08/05/61	100,000	68,434
2.950% due 09/11/49	65,000	47,791
3.000% due 11/13/27	100,000	96,041
3.250% due 02/23/26	570,000	556,351
3.350% due 02/09/27	200,000	194,942
3.750% due 09/12/47	75,000	64,132
3.750% due 11/13/47	50,000	42,804
3.850% due 08/04/46	35,000	30,459

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Principal Amount	Value
4.250% due 02/09/47	$100,000	$94,468
4.300% due 05/10/33	250,000	254,004
4.500% due 02/23/36	50,000	51,160
Applied Materials, Inc.
1.750% due 06/01/30	30,000	25,532
3.900% due 10/01/25	35,000	34,532
4.350% due 04/01/47	45,000	42,574
5.100% due 10/01/35	35,000	36,777
Autodesk, Inc.
2.400% due 12/15/31	80,000	68,484
2.850% due 01/15/30	55,000	49,620
Broadcom, Inc.
2.450% due 02/15/31 ~	200,000	171,135
3.419% due 04/15/33 ~	250,000	219,691
3.459% due 09/15/26	26,000	25,153
3.500% due 02/15/41 ~	315,000	249,971
3.750% due 02/15/51 ~	140,000	110,220
4.110% due 09/15/28	211,000	206,169
4.150% due 04/15/32 ~	40,000	37,738
4.300% due 11/15/32	200,000	191,977
4.750% due 04/15/29	150,000	150,437
5.000% due 04/15/30	200,000	203,051
Broadridge Financial Solutions, Inc. 3.400% due 06/27/26	50,000	48,220
CDW LLC/CDW Finance Corp. 3.569% due 12/01/31	250,000	222,047
Dell International LLC/EMC Corp.
4.900% due 10/01/26	100,000	100,197
5.300% due 10/01/29	100,000	103,056
5.850% due 07/15/25	200,000	202,042
8.100% due 07/15/36	27,000	33,240
8.350% due 07/15/46	13,000	17,098
Electronic Arts, Inc.
1.850% due 02/15/31	30,000	25,049
2.950% due 02/15/51	20,000	14,157
4.800% due 03/01/26	50,000	50,116
Fidelity National Information Services, Inc.
1.150% due 03/01/26	350,000	323,527
1.650% due 03/01/28	20,000	17,846
2.250% due 03/01/31	50,000	42,269
3.100% due 03/01/41	10,000	7,424
Fiserv, Inc.
2.250% due 06/01/27	100,000	92,531
2.650% due 06/01/30	100,000	87,982
3.200% due 07/01/26	25,000	24,076
3.500% due 07/01/29	245,000	230,676
3.850% due 06/01/25	100,000	98,192
4.400% due 07/01/49	40,000	35,319
5.625% due 08/21/33	100,000	104,810
Hewlett Packard Enterprise Co.
4.900% due 10/15/25	250,000	248,962
6.200% due 10/15/35	50,000	54,882
6.350% due 10/15/45	50,000	54,038
HP, Inc.
2.650% due 06/17/31	100,000	85,167
4.000% due 04/15/29	100,000	97,028
4.200% due 04/15/32	100,000	95,007
4.750% due 01/15/28	100,000	100,150
6.000% due 09/15/41	55,000	58,000
Intel Corp.
1.600% due 08/12/28	25,000	22,133
2.000% due 08/12/31	50,000	42,252
2.450% due 11/15/29	150,000	135,124
2.600% due 05/19/26	100,000	95,807
2.800% due 08/12/41	40,000	29,986
3.050% due 08/12/51	20,000	14,099
3.200% due 08/12/61	25,000	17,251
3.250% due 11/15/49	500,000	372,123
3.700% due 07/29/25	145,000	142,751
4.150% due 08/05/32	100,000	97,784

	Principal Amount	Value
4.875% due 02/10/26	$200,000	$201,536
4.875% due 02/10/28	75,000	76,295
4.900% due 08/05/52	100,000	97,968
5.200% due 02/10/33	315,000	329,220
5.625% due 02/10/43	50,000	53,495
5.700% due 02/10/53	35,000	37,875
5.900% due 02/10/63	250,000	278,983
International Business Machines Corp.
2.850% due 05/15/40	100,000	74,820
3.300% due 05/15/26	300,000	291,404
3.500% due 05/15/29	170,000	162,202
4.150% due 05/15/39	100,000	90,862
4.250% due 05/15/49	300,000	262,907
4.500% due 02/06/26	250,000	249,472
5.100% due 02/06/53	200,000	200,775
5.600% due 11/30/39	26,000	27,478
Intuit, Inc.
1.650% due 07/15/30	15,000	12,611
5.200% due 09/15/33	150,000	157,112
KLA Corp.
4.650% due 07/15/32	60,000	61,328
4.950% due 07/15/52	100,000	101,138
Lam Research Corp.
4.000% due 03/15/29	55,000	54,314
4.875% due 03/15/49	25,000	24,914
Leidos, Inc.
2.300% due 02/15/31	55,000	46,063
5.750% due 03/15/33	45,000	46,956
Micron Technology, Inc.
2.703% due 04/15/32	20,000	16,808
3.366% due 11/01/41	15,000	11,214
3.477% due 11/01/51	25,000	18,144
5.875% due 09/15/33	100,000	104,062
6.750% due 11/01/29	250,000	270,332
Microsoft Corp.
1.350% due 09/15/30 ~	35,000	29,162
2.400% due 08/08/26	250,000	238,341
2.500% due 09/15/50 ~	100,000	67,623
2.525% due 06/01/50	485,000	331,517
2.675% due 06/01/60	166,000	110,976
2.921% due 03/17/52	278,000	205,416
3.125% due 11/03/25	100,000	97,685
3.300% due 02/06/27	300,000	292,353
3.400% due 09/15/26 ~	50,000	48,750
3.450% due 08/08/36	72,000	66,303
3.700% due 08/08/46	500,000	438,264
NVIDIA Corp.
2.000% due 06/15/31	100,000	85,761
2.850% due 04/01/30	250,000	231,301
3.500% due 04/01/50	200,000	167,051
NXP BV/NXP Funding LLC/NXP USA, Inc. (China)
2.500% due 05/11/31	100,000	85,011
3.250% due 05/11/41	60,000	45,775
4.300% due 06/18/29	150,000	145,839
4.400% due 06/01/27	40,000	39,509
5.000% due 01/15/33	50,000	50,110
Oracle Corp.
2.300% due 03/25/28	70,000	63,825
2.800% due 04/01/27	500,000	471,870
2.875% due 03/25/31	75,000	66,474
2.950% due 05/15/25	150,000	145,687
3.250% due 11/15/27	350,000	332,467
3.600% due 04/01/40	500,000	399,116
3.650% due 03/25/41	80,000	63,540
3.850% due 07/15/36	50,000	43,611
3.850% due 04/01/60	300,000	217,820
3.900% due 05/15/35	105,000	93,729
3.950% due 03/25/51	120,000	94,147
4.000% due 07/15/46	250,000	200,830
4.100% due 03/25/61	95,000	72,543

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Principal Amount	Value
4.300% due 07/08/34	$100,000	$93,469
4.375% due 05/15/55	200,000	166,112
6.125% due 07/08/39	100,000	106,477
6.250% due 11/09/32	200,000	217,655
6.500% due 04/15/38	100,000	110,509
QUALCOMM, Inc.
3.250% due 05/20/27	50,000	48,428
3.450% due 05/20/25	150,000	147,390
4.250% due 05/20/32	20,000	19,867
4.300% due 05/20/47	30,000	27,482
4.500% due 05/20/52	45,000	42,072
4.800% due 05/20/45	150,000	148,886
6.000% due 05/20/53	350,000	403,107
Roper Technologies, Inc.
1.750% due 02/15/31	200,000	164,836
3.800% due 12/15/26	30,000	29,352
4.200% due 09/15/28	95,000	93,437
Salesforce, Inc.
1.500% due 07/15/28	65,000	57,844
1.950% due 07/15/31	80,000	68,367
2.700% due 07/15/41	60,000	45,870
2.900% due 07/15/51	100,000	71,563
3.050% due 07/15/61	50,000	35,110
ServiceNow, Inc. 1.400% due 09/01/30	65,000	53,469
Take-Two Interactive Software, Inc. 5.000% due 03/28/26	250,000	251,223
Texas Instruments, Inc.
1.375% due 03/12/25	250,000	240,585
4.150% due 05/15/48	100,000	90,838
4.900% due 03/14/33	60,000	62,342
5.050% due 05/18/63	200,000	205,138
TSMC Arizona Corp. (Taiwan)
3.125% due 10/25/41	200,000	160,371
3.875% due 04/22/27	200,000	195,696
VMware LLC
1.400% due 08/15/26	200,000	182,997
2.200% due 08/15/31	250,000	207,292
3.900% due 08/21/27	30,000	29,124
Western Digital Corp.
2.850% due 02/01/29	30,000	25,858
3.100% due 02/01/32	55,000	43,876

		21,681,796

Utilities - 2.2%

AEP Texas, Inc.
3.450% due 05/15/51	35,000	25,096
4.700% due 05/15/32	100,000	97,732
5.400% due 06/01/33	145,000	147,328
AEP Transmission Co. LLC 4.250% due 09/15/48	35,000	30,190
AES Corp.
1.375% due 01/15/26	75,000	69,429
2.450% due 01/15/31	100,000	84,076
Alabama Power Co.
3.125% due 07/15/51	100,000	71,101
4.150% due 08/15/44	90,000	77,373
4.300% due 07/15/48	15,000	13,032
Ameren Illinois Co.
3.250% due 03/01/25	50,000	49,098
3.800% due 05/15/28	50,000	48,707
3.850% due 09/01/32	50,000	46,634
4.150% due 03/15/46	50,000	43,291
American Electric Power Co., Inc.
1.000% due 11/01/25	30,000	27,859
5.950% due 11/01/32	100,000	106,810
American Water Capital Corp.
2.300% due 06/01/31	50,000	42,733
2.950% due 09/01/27	35,000	33,088
3.250% due 06/01/51	50,000	36,888
3.450% due 06/01/29	100,000	94,473

	Principal Amount	Value
3.750% due 09/01/47	$50,000	$40,940
4.300% due 12/01/42	100,000	89,934
4.450% due 06/01/32	75,000	74,665
Appalachian Power Co.
3.700% due 05/01/50	150,000	112,546
7.000% due 04/01/38	150,000	173,586
Arizona Public Service Co.
2.200% due 12/15/31	65,000	52,941
2.950% due 09/15/27	50,000	47,323
4.500% due 04/01/42	100,000	87,532
Atmos Energy Corp.
2.625% due 09/15/29	150,000	136,734
3.000% due 06/15/27	30,000	28,602
4.150% due 01/15/43	64,000	58,071
4.300% due 10/01/48	50,000	44,711
Baltimore Gas & Electric Co.
2.900% due 06/15/50	30,000	20,427
3.200% due 09/15/49	70,000	51,037
3.750% due 08/15/47	50,000	39,729
Berkshire Hathaway Energy Co.
3.250% due 04/15/28	30,000	28,521
3.800% due 07/15/48	25,000	19,737
4.250% due 10/15/50	200,000	169,874
4.450% due 01/15/49	50,000	43,916
4.600% due 05/01/53	250,000	223,204
6.125% due 04/01/36	99,000	107,469
Black Hills Corp.
3.150% due 01/15/27	50,000	47,199
4.350% due 05/01/33	30,000	27,671
5.950% due 03/15/28	100,000	103,664
CenterPoint Energy Houston Electric LLC
2.350% due 04/01/31	55,000	47,223
2.400% due 09/01/26	50,000	47,064
3.000% due 02/01/27	50,000	47,613
3.350% due 04/01/51	85,000	64,657
CenterPoint Energy Resources Corp.
4.000% due 04/01/28	100,000	97,465
5.250% due 03/01/28	200,000	205,256
Commonwealth Edison Co.
3.150% due 03/15/32	35,000	31,247
3.700% due 08/15/28	20,000	19,353
3.750% due 08/15/47	50,000	40,265
3.800% due 10/01/42	100,000	83,033
4.900% due 02/01/33	45,000	45,619
Connecticut Light & Power Co.
0.750% due 12/01/25	150,000	139,083
4.150% due 06/01/45	25,000	21,989
4.900% due 07/01/33	100,000	100,982
Consolidated Edison Co. of New York, Inc.
2.400% due 06/15/31	50,000	43,202
3.600% due 06/15/61	50,000	37,566
3.950% due 03/01/43	100,000	85,269
3.950% due 04/01/50	250,000	209,067
4.000% due 12/01/28	100,000	97,872
4.125% due 05/15/49	50,000	41,897
4.300% due 12/01/56	50,000	41,714
4.500% due 12/01/45	100,000	89,294
6.150% due 11/15/52	70,000	79,401
Constellation Energy Generation LLC
5.600% due 03/01/28	155,000	159,756
6.500% due 10/01/53	55,000	62,136
Consumers Energy Co.
3.250% due 08/15/46	50,000	39,465
3.600% due 08/15/32	65,000	60,291
3.800% due 11/15/28	100,000	96,521
4.350% due 04/15/49	100,000	90,181
Dominion Energy South Carolina, Inc.
4.600% due 06/15/43	100,000	91,421
5.300% due 05/15/33	50,000	51,633
5.450% due 02/01/41	50,000	50,891

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Principal Amount	Value
Dominion Energy, Inc.
1.450% due 04/15/26	$40,000	$37,096
2.250% due 08/15/31	45,000	37,301
2.850% due 08/15/26	30,000	28,291
3.300% due 04/15/41	30,000	22,985
3.375% due 04/01/30	350,000	322,435
4.250% due 06/01/28	50,000	49,041
4.700% due 12/01/44	100,000	88,666
DTE Electric Co.
2.250% due 03/01/30	50,000	43,899
2.950% due 03/01/50	50,000	35,032
3.000% due 03/01/32	150,000	133,064
3.375% due 03/01/25	50,000	49,149
3.650% due 03/01/52	55,000	43,530
Duke Energy Carolinas LLC
3.750% due 06/01/45	200,000	160,604
5.350% due 01/15/53	100,000	102,661
6.050% due 04/15/38	110,000	119,466
6.100% due 06/01/37	25,000	26,924
Duke Energy Corp.
2.450% due 06/01/30	160,000	139,598
2.550% due 06/15/31	100,000	85,396
3.150% due 08/15/27	50,000	47,286
3.300% due 06/15/41	100,000	76,675
3.500% due 06/15/51	100,000	73,619
3.950% due 08/15/47	50,000	39,900
4.200% due 06/15/49	65,000	53,114
4.500% due 08/15/32	180,000	174,368
5.750% due 09/15/33	200,000	211,742
Duke Energy Florida LLC
1.750% due 06/15/30	250,000	208,701
2.500% due 12/01/29	50,000	44,626
5.950% due 11/15/52	40,000	43,845
Duke Energy Indiana LLC
2.750% due 04/01/50	60,000	38,911
3.250% due 10/01/49	50,000	36,350
3.750% due 05/15/46	50,000	39,927
4.900% due 07/15/43	100,000	96,333
5.400% due 04/01/53	200,000	204,146
Duke Energy Ohio, Inc. 2.125% due 06/01/30	35,000	29,823
Duke Energy Progress LLC 3.700% due 09/01/28	100,000	97,170
Edison International
4.700% due 08/15/25	200,000	197,655
5.750% due 06/15/27	10,000	10,219
El Paso Electric Co. 5.000% due 12/01/44	50,000	41,993
Emera U.S. Finance LP (Canada)
3.550% due 06/15/26	35,000	33,743
4.750% due 06/15/46	200,000	165,102
Enel Chile SA (Chile) 4.875% due 06/12/28	50,000	49,445
Entergy Arkansas LLC
3.500% due 04/01/26	50,000	48,603
4.200% due 04/01/49	50,000	42,928
Entergy Corp.
0.900% due 09/15/25	150,000	139,553
2.800% due 06/15/30	100,000	88,066
2.950% due 09/01/26	30,000	28,509
Entergy Louisiana LLC
2.350% due 06/15/32	100,000	83,244
3.100% due 06/15/41	400,000	302,800
3.250% due 04/01/28	50,000	47,051
4.200% due 09/01/48	50,000	41,641
4.950% due 01/15/45	40,000	36,696
Essential Utilities, Inc.
2.400% due 05/01/31	100,000	83,572
5.300% due 05/01/52	25,000	23,928

	Principal Amount	Value
Evergy Kansas Central, Inc.
3.100% due 04/01/27	$50,000	$47,541
4.100% due 04/01/43	100,000	84,469
5.700% due 03/15/53	65,000	68,055
Evergy Metro, Inc. 3.650% due 08/15/25	50,000	48,929
Eversource Energy
2.900% due 03/01/27	100,000	94,724
3.300% due 01/15/28	100,000	94,816
3.375% due 03/01/32	100,000	88,565
4.250% due 04/01/29	25,000	24,275
4.750% due 05/15/26	100,000	99,519
Exelon Corp.
3.950% due 06/15/25	100,000	98,383
4.050% due 04/15/30	300,000	286,401
4.100% due 03/15/52	350,000	283,849
4.450% due 04/15/46	100,000	87,366
4.950% due 06/15/35	35,000	33,798
5.100% due 06/15/45	35,000	33,349
Florida Power & Light Co.
2.850% due 04/01/25	350,000	342,053
2.875% due 12/04/51	300,000	208,335
3.700% due 12/01/47	200,000	162,152
4.950% due 06/01/35	100,000	101,546
5.100% due 04/01/33	65,000	67,133
5.690% due 03/01/40	35,000	37,775
5.950% due 02/01/38	125,000	137,021
Georgia Power Co.
4.300% due 03/15/42	100,000	88,614
4.700% due 05/15/32	100,000	99,664
5.125% due 05/15/52	100,000	99,134
Idaho Power Co. 5.800% due 04/01/54	200,000	214,556
Indiana Michigan Power Co.
3.250% due 05/01/51	60,000	42,951
4.250% due 08/15/48	25,000	21,070
Interstate Power & Light Co. 3.500% due 09/30/49	25,000	18,596
ITC Holdings Corp. 3.350% due 11/15/27	50,000	47,476
Kentucky Utilities Co. 4.375% due 10/01/45	40,000	34,646
Louisville Gas & Electric Co. 4.250% due 04/01/49	35,000	29,782
MidAmerican Energy Co.
3.650% due 08/01/48	100,000	79,470
5.350% due 01/15/34	75,000	79,096
6.750% due 12/30/31	100,000	113,905
Mississippi Power Co. 3.950% due 03/30/28	25,000	24,323
National Fuel Gas Co. 3.950% due 09/15/27	50,000	47,656
National Rural Utilities Cooperative Finance Corp.
1.350% due 03/15/31	100,000	78,614
1.650% due 06/15/31	200,000	159,629
4.023% due 11/01/32	100,000	93,388
5.450% due 10/30/25	100,000	101,052
8.000% due 03/01/32	50,000	59,942
Nevada Power Co. 5.900% due 05/01/53	250,000	268,380
NextEra Energy Capital Holdings, Inc.
2.250% due 06/01/30	80,000	68,481
4.800% due 12/01/77	100,000	86,739
5.050% due 02/28/33	200,000	200,530
5.650% due 05/01/79	100,000	94,335
6.051% due 03/01/25	250,000	252,382
NiSource, Inc.
0.950% due 08/15/25	200,000	187,098
3.490% due 05/15/27	50,000	48,178
3.950% due 03/30/48	50,000	40,509

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Principal Amount	Value
4.800% due 02/15/44	$100,000	$91,666
5.250% due 02/15/43	100,000	97,447
Northern States Power Co.
2.600% due 06/01/51	50,000	32,788
4.500% due 06/01/52	75,000	69,080
5.100% due 05/15/53	150,000	151,526
Oglethorpe Power Corp. 5.050% due 10/01/48	100,000	92,237
Ohio Edison Co. 6.875% due 07/15/36	150,000	169,162
Ohio Power Co. 1.625% due 01/15/31	65,000	52,821
Oklahoma Gas & Electric Co.
3.850% due 08/15/47	50,000	39,744
5.400% due 01/15/33	70,000	72,856
Oncor Electric Delivery Co. LLC
0.550% due 10/01/25	70,000	65,164
3.700% due 11/15/28	100,000	96,503
3.800% due 09/30/47	50,000	40,457
4.150% due 06/01/32	40,000	38,513
4.300% due 05/15/28 ~	100,000	98,866
5.300% due 06/01/42	100,000	107,295
Pacific Gas & Electric Co.
2.500% due 02/01/31	100,000	82,587
3.300% due 08/01/40	250,000	183,382
3.500% due 08/01/50	45,000	31,163
4.400% due 03/01/32	100,000	92,615
4.500% due 07/01/40	300,000	254,189
4.550% due 07/01/30	300,000	285,994
4.950% due 07/01/50	200,000	171,272
6.150% due 01/15/33	45,000	46,694
6.400% due 06/15/33	200,000	210,643
6.700% due 04/01/53	105,000	114,227
6.750% due 01/15/53	100,000	109,048
PacifiCorp
2.900% due 06/15/52	80,000	51,541
3.500% due 06/15/29	35,000	32,889
4.125% due 01/15/49	70,000	56,789
5.350% due 12/01/53	300,000	289,012
PECO Energy Co.
2.800% due 06/15/50	45,000	30,451
3.000% due 09/15/49	55,000	39,290
3.150% due 10/15/25	50,000	48,759
3.900% due 03/01/48	60,000	50,454
PG&E Wildfire Recovery Funding LLC
4.451% due 12/01/49	450,000	407,252
4.722% due 06/01/39	50,000	49,055
Piedmont Natural Gas Co., Inc.
3.350% due 06/01/50	225,000	156,456
4.650% due 08/01/43	35,000	31,223
PPL Electric Utilities Corp.
3.000% due 10/01/49	70,000	50,225
4.150% due 10/01/45	25,000	21,762
4.150% due 06/15/48	100,000	88,234
4.750% due 07/15/43	50,000	46,897
5.250% due 05/15/53	100,000	103,270
Progress Energy, Inc. 7.750% due 03/01/31	100,000	115,485
Public Service Co. of Colorado
1.875% due 06/15/31	200,000	164,787
2.700% due 01/15/51	100,000	63,064
3.700% due 06/15/28	50,000	48,111
3.800% due 06/15/47	50,000	39,749
5.250% due 04/01/53	115,000	114,762
Public Service Co. of New Hampshire 2.200% due 06/15/31	30,000	25,279
Public Service Co. of Oklahoma 2.200% due 08/15/31	100,000	82,964
Public Service Electric & Gas Co.
0.950% due 03/15/26	100,000	92,468

	Principal Amount	Value
2.050% due 08/01/50	$100,000	$58,159
3.000% due 03/01/51	100,000	71,727
3.100% due 03/15/32	100,000	89,343
3.200% due 08/01/49	60,000	44,519
4.050% due 05/01/48	25,000	21,795
Public Service Enterprise Group, Inc.
2.450% due 11/15/31	100,000	84,184
6.125% due 10/15/33	100,000	107,570
Puget Energy, Inc.
3.650% due 05/15/25	100,000	97,519
4.224% due 03/15/32	70,000	63,474
Puget Sound Energy, Inc.
2.893% due 09/15/51	55,000	36,831
5.795% due 03/15/40	25,000	26,102
San Diego Gas & Electric Co.
1.700% due 10/01/30	95,000	78,529
3.750% due 06/01/47	50,000	40,175
4.100% due 06/15/49	100,000	82,631
4.150% due 05/15/48	25,000	21,340
Sempra
3.400% due 02/01/28	65,000	62,008
3.800% due 02/01/38	100,000	85,561
4.125% due 04/01/52	300,000	258,951
Sierra Pacific Power Co. 5.900% due 03/15/54 ~	50,000	53,072
Southern California Edison Co.
2.250% due 06/01/30	120,000	103,077
2.850% due 08/01/29	75,000	68,421
2.950% due 02/01/51	120,000	81,589
3.650% due 03/01/28	50,000	47,985
3.650% due 02/01/50	70,000	54,288
3.700% due 08/01/25	30,000	29,396
3.900% due 03/15/43	50,000	41,022
4.125% due 03/01/48	10,000	8,419
4.500% due 09/01/40	50,000	45,023
5.300% due 03/01/28	200,000	205,427
5.875% due 12/01/53	300,000	323,115
Southern California Gas Co.
2.600% due 06/15/26	50,000	47,729
5.200% due 06/01/33	200,000	205,824
Southern Co.
4.000% due 01/15/51	350,000	333,448
4.250% due 07/01/36	30,000	27,554
4.400% due 07/01/46	450,000	397,290
5.700% due 10/15/32	65,000	68,285
Southwest Gas Corp.
3.800% due 09/29/46	50,000	37,554
4.050% due 03/15/32	60,000	56,263
Southwestern Electric Power Co.
3.250% due 11/01/51	200,000	135,182
3.900% due 04/01/45	50,000	38,635
4.100% due 09/15/28	50,000	48,424
6.200% due 03/15/40	50,000	53,251
Southwestern Public Service Co. 3.750% due 06/15/49	100,000	76,679
Spire Missouri, Inc. 4.800% due 02/15/33	60,000	59,960
Tampa Electric Co.
4.300% due 06/15/48	50,000	42,093
4.450% due 06/15/49	50,000	43,207
Tucson Electric Power Co.
3.050% due 03/15/25	50,000	48,754
4.850% due 12/01/48	100,000	91,063
Union Electric Co.
2.625% due 03/15/51	200,000	127,683
3.900% due 04/01/52	30,000	24,725
8.450% due 03/15/39	100,000	131,456
Virginia Electric & Power Co.
2.300% due 11/15/31	100,000	84,104
2.400% due 03/30/32	50,000	42,112

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Principal Amount	Value
2.950% due 11/15/26	$50,000	$47,764
3.150% due 01/15/26	35,000	33,940
3.750% due 05/15/27	80,000	78,152
3.800% due 09/15/47	50,000	39,964
4.000% due 11/15/46	20,000	16,602
5.000% due 04/01/33	200,000	202,442
8.875% due 11/15/38	25,000	34,137
Washington Gas Light Co. 3.650% due 09/15/49	25,000	18,844
WEC Energy Group, Inc.
2.200% due 12/15/28	100,000	89,041
4.750% due 01/09/26	250,000	249,127
4.750% due 01/15/28	50,000	50,026
Wisconsin Electric Power Co. 4.300% due 10/15/48	10,000	8,741
Wisconsin Power & Light Co.
3.050% due 10/15/27	100,000	94,501
4.950% due 04/01/33	90,000	90,287
Xcel Energy, Inc.
4.000% due 06/15/28	50,000	48,841
4.600% due 06/01/32	35,000	34,149
5.450% due 08/15/33	200,000	206,370

		26,363,691

Total Corporate Bonds & Notes (Cost $343,188,450)		316,344,150

MORTGAGE-BACKED SECURITIES - 28.2%

Collateralized Mortgage Obligations - Commercial - 1.7%

Bank
1.844% due 03/15/63	131,250	108,022
1.997% due 11/15/53	250,000	196,508
2.470% due 09/15/64	500,000	419,890
2.649% due 01/15/63	200,000	173,565
2.920% due 12/15/52	200,000	177,335
3.175% due 09/15/60	200,000	187,907
3.625% due 05/15/50	500,000	472,407
BBCMS Mortgage Trust
2.299% due 02/15/54	300,000	251,997
2.639% due 02/15/53	200,000	175,272
3.662% due 04/15/55 §	300,000	272,093
Benchmark Mortgage Trust
1.850% due 09/15/53	250,000	199,966
1.925% due 07/15/53	197,917	160,317
2.576% due 11/15/54	350,000	293,545
2.577% due 04/15/54	200,000	161,688
2.732% due 02/15/53	200,000	175,830
4.121% due 07/15/51 §	200,000	191,377
5.754% due 07/15/56	181,000	190,881
CD Mortgage Trust 3.456% due 11/13/50	175,000	163,812
Citigroup Commercial Mortgage Trust 3.778% due 09/10/58	600,000	573,891
Commercial Mortgage Trust 4.228% due 05/10/51	400,000	376,107
CSAIL Commercial Mortgage Trust 3.458% due 11/15/50 §	600,000	547,657
Fannie Mae - Aces
1.270% due 07/25/30	200,000	164,373
1.464% due 02/25/31 §	245,000	201,323
1.668% due 10/25/31 §	250,000	204,861
1.689% due 11/25/32 §	500,000	400,084
1.821% due 02/25/30	47,448	41,292
2.908% due 01/25/28 §	449,012	426,345
2.980% due 08/25/29	480,310	448,321
2.987% due 12/25/27 §	132,440	126,215
3.061% due 05/25/27 §	158,146	151,743
3.631% due 08/25/30 §	300,000	288,180
4.190% due 07/25/28 §	350,000	347,622

	Principal Amount	Value
Freddie Mac Multifamily Structured Pass-Through Certificates
1.350% due 05/25/30	$575,000	$479,895
1.406% due 08/25/30	250,000	207,608
1.477% due 04/25/30	107,143	90,494
1.517% due 03/25/30	222,222	188,608
1.547% due 10/25/30	200,000	166,736
1.558% due 04/25/30	140,000	118,687
1.621% due 12/25/30	186,667	155,998
1.872% due 01/25/30	166,667	144,778
1.940% due 02/25/35	352,000	275,860
2.020% due 03/25/31	250,000	214,014
2.361% due 10/25/36	250,000	193,740
2.524% due 10/25/29	200,000	181,382
2.673% due 03/25/26 - 09/25/29	800,000	759,412
2.745% due 01/25/26	400,000	385,576
2.862% due 05/25/26	489,804	471,662
3.208% due 02/25/26	375,000	364,758
3.303% due 11/25/27 §	609,000	587,706
3.422% due 02/25/29	196,721	188,556
3.800% due 10/25/32 §	350,000	334,036
3.926% due 06/25/28	100,000	98,208
3.990% due 08/25/33 §	42,000	40,342
4.050% due 07/25/33	318,182	308,753
4.200% due 05/25/33	484,691	475,959
4.430% due 02/25/33 §	70,370	70,318
4.500% due 08/25/33 §	650,000	653,944
GS Mortgage Securities Trust 3.734% due 11/10/48	1,000,000	964,578
JPMBB Commercial Mortgage Securities Trust 4.274% due 12/15/48	600,000	544,831
JPMDB Commercial Mortgage Securities Trust 2.180% due 05/13/53	300,000	233,641
Morgan Stanley Bank of America Merrill Lynch Trust
3.720% due 12/15/49	570,000	541,838
3.753% due 12/15/47	700,000	676,731
Morgan Stanley Capital I Trust
2.728% due 05/15/54	250,000	214,592
3.596% due 12/15/49	400,000	377,179
Wells Fargo Commercial Mortgage Trust
2.626% due 04/15/54	250,000	211,769
2.652% due 08/15/49	350,000	324,803
3.453% due 07/15/50	500,000	470,137
4.184% due 06/15/51	200,000	192,405

		20,179,960

Fannie Mae - 13.1%

due 01/01/54 #	1,525,000	1,508,916
due 01/01/54 #	1,175,000	1,180,141
due 01/01/54 #	1,150,000	1,167,789
due 01/01/54 #	550,000	563,686
1.500% due 12/01/35 - 11/01/51	12,485,409	10,306,933
2.000% due 11/01/35 - 04/01/52	58,051,133	48,294,589
2.500% due 10/01/27 - 04/01/52	29,682,389	25,685,622
3.000% due 02/01/27 - 04/01/52	20,441,349	18,519,119
3.500% due 10/01/25 - 02/01/53	14,989,104	13,998,782
4.000% due 04/01/24 - 05/01/53	11,829,427	11,344,309
4.500% due 05/01/24 - 03/01/53	7,676,474	7,507,124
5.000% due 03/01/25 - 06/01/53	3,630,267	3,619,180
5.246% (RFUCC + 1.695%) due 06/01/38 §	727	718
5.500% due 11/01/33 - 10/01/53	6,581,449	6,633,981
5.940% (RFUCC + 1.690%) due 08/01/39 §	2,239	2,251
6.000% due 09/01/34 - 08/01/53	4,013,340	4,088,871
6.500% due 09/01/36 - 07/01/53	759,709	779,360

		155,201,371

Freddie Mac - 7.4%

1.500% due 02/01/37 - 05/01/51	5,259,514	4,362,035
2.000% due 09/01/35 - 03/01/52	25,794,674	21,626,718

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Principal Amount	Value
2.500% due 08/01/28 - 04/01/52	$28,063,685	$24,213,055
3.000% due 09/01/26 - 08/01/52	12,233,504	11,084,438
3.500% due 03/01/26 - 09/01/52	8,453,609	7,912,980
4.000% due 02/01/25 - 01/01/53	4,602,793	4,417,187
4.500% due 08/01/24 - 05/01/53	4,899,078	4,795,593
5.000% due 12/01/31 - 07/01/53	5,197,704	5,165,255
5.500% due 04/01/34 - 07/01/53	1,406,882	1,421,599
6.000% due 04/01/36 - 05/01/40	313,467	331,601
6.500% due 08/01/37 - 12/01/53	2,184,558	2,260,830

		87,591,291

Government National Mortgage Association - 6.0%

due 01/20/54 #	500,000	503,673
due 01/20/54 #	1,850,000	1,881,291
due 01/20/54 #	900,000	921,410
2.000% due 10/20/50 - 05/20/52	16,519,661	13,992,669
2.500% due 01/20/43 - 05/20/52	16,607,035	14,552,509
3.000% due 08/20/42 - 08/20/52	12,514,602	11,406,274
3.500% due 10/15/41 - 10/20/52	9,574,083	9,003,242
4.000% due 06/15/39 - 11/20/52	6,312,138	6,078,366
4.500% due 02/15/39 - 03/20/53	4,994,320	4,902,573
5.000% due 05/15/36 - 07/20/53	4,685,498	4,662,317
5.500% due 04/15/37 - 05/20/53	2,623,641	2,644,104
6.000% due 01/15/38 - 12/20/52	684,458	697,385
6.500% due 10/15/38 - 07/20/53	661,637	677,940

		71,923,753

Total Mortgage-Backed Securities (Cost $370,930,867)		334,896,375

ASSET-BACKED SECURITIES - 0.4%

Automobile Other - 0.1%

Santander Drive Auto Receivables Trust 3.760% due 07/16/29	300,000	288,959
World Omni Auto Receivables Trust 0.840% due 09/15/27	272,000	252,218

		541,177

Automobile Sequential - 0.2%

Ally Auto Receivables Trust 5.460% due 05/15/28	83,000	84,008
Americredit Automobile Receivables Trust 5.620% due 11/18/27	97,000	97,617
BMW Vehicle Owner Trust 5.470% due 02/25/28	56,000	56,616
Capital One Prime Auto Receivables Trust 4.870% due 02/15/28	175,000	175,143
CarMax Auto Owner Trust
4.750% due 10/15/27	180,000	179,727
5.280% due 05/15/28	73,000	73,830
Ford Credit Auto Owner Trust 5.230% due 05/15/28	200,000	201,863
GM Financial Automobile Leasing Trust 5.050% due 07/20/26	90,000	90,037
GM Financial Consumer Automobile Receivables Trust
4.470% due 02/16/28	250,000	248,530
4.660% due 02/16/28	55,000	54,834
Harley-Davidson Motorcycle Trust 5.050% due 12/15/27	300,000	299,696
Honda Auto Receivables Owner Trust 5.040% due 04/21/27	167,000	167,290
Hyundai Auto Receivables Trust 5.480% due 04/17/28	44,000	44,770
Toyota Auto Receivables Owner Trust 4.710% due 02/15/28	250,000	249,764
Volkswagen Auto Loan Enhanced Trust 5.020% due 06/20/28	100,000	100,603

		2,124,328

	Principal Amount	Value
Credit Card Bullet - 0.1%

American Express Credit Account Master Trust 3.750% due 08/15/27	$450,000	$442,560
Capital One Multi-Asset Execution Trust 3.490% due 05/15/27	250,000	245,417
Chase Issuance Trust 3.970% due 09/15/27	180,000	177,668
Citibank Credit Card Issuance Trust 6.150% due 06/15/39	250,000	277,534
Discover Card Execution Note Trust
1.030% due 09/15/28	272,000	247,294
5.030% due 10/15/27	100,000	100,450
Synchrony Card Funding LLC 3.370% due 04/15/28	180,000	176,110

		1,667,033

Credit Card Other - 0.0%

Capital One Multi-Asset Execution Trust 4.420% due 05/15/28	237,000	236,224

Other Asset-Backed Securities - 0.0%

John Deere Owner Trust 5.180% due 03/15/28	83,000	83,803
Verizon Master Trust 5.160% due 06/20/29	125,000	126,631

		210,434

Total Asset-Backed Securities (Cost $4,853,457)		4,779,196

U.S. GOVERNMENT AGENCY ISSUES - 1.0%

Fannie Mae
0.375% due 08/25/25	95,000	88,831
0.500% due 11/07/25	1,115,000	1,038,755
0.625% due 04/22/25	430,000	408,887
0.750% due 10/08/27	300,000	266,438
0.875% due 08/05/30	500,000	407,718
5.625% due 07/15/37	100,000	113,251
6.625% due 11/15/30	500,000	575,817
7.125% due 01/15/30	525,000	610,536
Federal Farm Credit Banks Funding Corp.
4.500% due 08/14/26	300,000	302,598
5.125% due 10/10/25	1,000,000	1,012,173
Federal Home Loan Bank
0.375% due 09/04/25	475,000	444,221
0.500% due 04/14/25	500,000	474,961
1.250% due 12/21/26	300,000	275,888
3.250% due 11/16/28	1,000,000	970,923
4.625% due 06/06/25	225,000	226,287
5.000% due 02/28/25	350,000	351,324
5.500% due 07/15/36	100,000	113,100
Freddie Mac
0.375% due 07/21/25	680,000	639,112
0.375% due 09/23/25	825,000	770,125
1.500% due 02/12/25	1,250,000	1,206,891
6.250% due 07/15/32	475,000	551,072
Tennessee Valley Authority
3.500% due 12/15/42	100,000	84,254
3.875% due 03/15/28	318,000	316,764
4.250% due 09/15/65	200,000	184,270
5.250% due 09/15/39	25,000	26,570
5.375% due 04/01/56	50,000	54,912
6.750% due 11/01/25	150,000	156,600
7.125% due 05/01/30	50,000	58,411

Total U.S. Government Agency Issues (Cost $12,240,363)		11,730,689

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Principal Amount	Value
U.S. TREASURY OBLIGATIONS - 41.0%

U.S. Treasury Bonds - 8.5%

due 11/15/43 #	$750,000	$804,727
1.125% due 05/15/40	1,750,000	1,128,750
1.125% due 08/15/40	3,700,000	2,363,664
1.250% due 05/15/50	1,850,000	997,482
1.375% due 11/15/40	3,000,000	1,991,836
1.375% due 08/15/50	3,600,000	2,007,000
1.625% due 11/15/50	3,100,000	1,847,891
1.750% due 08/15/41	4,750,000	3,305,518
1.875% due 02/15/41	3,100,000	2,230,426
1.875% due 02/15/51	3,100,000	1,966,926
1.875% due 11/15/51	2,900,000	1,834,137
2.000% due 11/15/41	4,500,000	3,256,611
2.000% due 02/15/50	2,250,000	1,481,133
2.000% due 08/15/51	4,200,000	2,744,109
2.250% due 05/15/41	1,200,000	914,648
2.250% due 08/15/46	2,150,000	1,529,481
2.250% due 08/15/49	1,350,000	943,260
2.250% due 02/15/52	2,700,000	1,872,387
2.375% due 02/15/42	3,250,000	2,495,010
2.375% due 11/15/49	1,950,000	1,399,887
2.375% due 05/15/51	3,500,000	2,498,672
2.500% due 02/15/45	2,800,000	2,121,328
2.500% due 02/15/46	2,600,000	1,952,133
2.500% due 05/15/46	1,000,000	749,180
2.750% due 08/15/42	450,000	365,168
2.750% due 11/15/42	1,850,000	1,496,693
2.750% due 11/15/47	2,500,000	1,946,875
2.875% due 08/15/45	1,000,000	806,719
2.875% due 05/15/49	1,275,000	1,013,525
2.875% due 05/15/52	2,750,000	2,190,332
3.000% due 05/15/42	1,075,000	909,803
3.000% due 05/15/45	1,500,000	1,238,144
3.000% due 11/15/45	1,900,000	1,564,086
3.000% due 02/15/47	500,000	408,965
3.000% due 05/15/47	1,700,000	1,389,219
3.000% due 02/15/48	2,000,000	1,630,547
3.000% due 08/15/48	1,500,000	1,221,562
3.000% due 02/15/49	2,000,000	1,628,203
3.000% due 08/15/52	3,000,000	2,454,141
3.125% due 11/15/41	975,000	848,212
3.125% due 02/15/43	1,000,000	855,195
3.125% due 08/15/44	600,000	508,289
3.125% due 05/15/48	2,700,000	2,250,492
3.250% due 05/15/42	2,000,000	1,755,625
3.375% due 08/15/42	3,000,000	2,676,269
3.625% due 08/15/43	1,525,000	1,402,583
3.625% due 02/15/44	500,000	458,320
3.625% due 02/15/53	3,350,000	3,094,301
3.625% due 05/15/53	3,500,000	3,236,680
3.750% due 08/15/41	1,300,000	1,237,437
3.750% due 11/15/43	1,000,000	934,961
3.875% due 02/15/43	750,000	715,371
3.875% due 05/15/43	2,500,000	2,384,180
4.000% due 11/15/52	2,200,000	2,171,039
4.125% due 08/15/53	1,000,000	1,011,094
4.250% due 11/15/40	750,000	764,824
4.375% due 05/15/40	1,025,000	1,064,899
4.375% due 05/15/41	775,000	799,279
4.375% due 08/15/43	1,000,000	1,021,094
4.500% due 02/15/36	1,750,000	1,867,168
4.500% due 05/15/38	500,000	531,582
4.500% due 08/15/39	700,000	741,016
4.750% due 02/15/41	1,350,000	1,460,320
4.750% due 11/15/53	750,000	841,230
5.375% due 02/15/31	1,100,000	1,206,262
6.250% due 05/15/30	1,050,000	1,187,566

		101,725,466

	Principal Amount	Value
U.S. Treasury Notes - 32.5%

0.250% due 05/31/25	$2,750,000	$2,590,264
0.250% due 06/30/25	3,500,000	3,287,949
0.250% due 07/31/25	5,000,000	4,683,301
0.250% due 08/31/25	3,100,000	2,894,443
0.250% due 09/30/25	3,200,000	2,980,563
0.250% due 10/31/25	4,000,000	3,716,094
0.375% due 04/30/25	3,000,000	2,839,395
0.375% due 11/30/25	2,500,000	2,321,924
0.375% due 12/31/25	3,500,000	3,244,063
0.375% due 01/31/26	4,000,000	3,696,172
0.500% due 03/31/25	3,000,000	2,852,871
0.500% due 02/28/26	3,500,000	3,234,834
0.500% due 05/31/27	3,500,000	3,116,846
0.500% due 06/30/27	1,000,000	888,418
0.500% due 08/31/27	2,500,000	2,209,229
0.500% due 10/31/27	2,000,000	1,758,672
0.625% due 07/31/26	3,250,000	2,977,241
0.625% due 12/31/27	3,000,000	2,638,242
0.625% due 05/15/30	3,350,000	2,738,363
0.625% due 08/15/30	3,400,000	2,758,516
0.750% due 03/31/26	2,500,000	2,319,824
0.750% due 04/30/26	2,500,000	2,313,184
0.750% due 05/31/26	3,000,000	2,769,785
0.750% due 08/31/26	3,000,000	2,750,801
0.750% due 01/31/28	2,500,000	2,204,541
0.875% due 06/30/26	4,500,000	4,161,885
0.875% due 09/30/26	2,950,000	2,709,909
0.875% due 11/15/30	4,250,000	3,492,305
1.000% due 07/31/28	2,000,000	1,759,414
1.125% due 01/15/25	3,000,000	2,890,058
1.125% due 02/28/25	3,500,000	3,362,324
1.125% due 10/31/26	5,000,000	4,614,648
1.125% due 02/28/27	750,000	687,129
1.125% due 02/29/28	2,750,000	2,458,779
1.125% due 08/31/28	2,750,000	2,428,325
1.125% due 02/15/31	3,500,000	2,922,227
1.250% due 11/30/26	5,000,000	4,623,242
1.250% due 12/31/26	3,500,000	3,231,143
1.250% due 03/31/28	4,000,000	3,587,578
1.250% due 04/30/28	2,500,000	2,238,477
1.250% due 05/31/28	3,000,000	2,680,371
1.250% due 06/30/28	1,500,000	1,337,900
1.250% due 09/30/28	3,000,000	2,659,160
1.250% due 08/15/31	5,500,000	4,552,861
1.375% due 01/31/25	4,000,000	3,860,156
1.375% due 08/31/26	3,500,000	3,263,203
1.375% due 10/31/28	4,000,000	3,560,938
1.375% due 12/31/28	2,400,000	2,129,484
1.375% due 11/15/31	5,500,000	4,568,223
1.500% due 02/15/25	2,000,000	1,930,391
1.500% due 08/15/26	3,200,000	2,995,500
1.500% due 01/31/27	3,500,000	3,249,326
1.500% due 11/30/28	2,500,000	2,236,230
1.500% due 02/15/30	3,250,000	2,832,070
1.625% due 02/15/26	1,900,000	1,800,770
1.625% due 05/15/26	1,300,000	1,226,773
1.625% due 10/31/26	3,000,000	2,809,102
1.625% due 08/15/29	2,000,000	1,779,922
1.625% due 05/15/31	6,000,000	5,148,281
1.750% due 03/15/25	1,500,000	1,449,609
1.750% due 12/31/26	2,500,000	2,342,627
1.750% due 01/31/29	1,500,000	1,353,164
1.875% due 07/31/26	1,000,000	946,133
1.875% due 02/28/27	3,000,000	2,812,676
1.875% due 02/28/29	3,000,000	2,719,922
1.875% due 02/15/32	3,500,000	3,010,137
2.000% due 02/15/25	2,000,000	1,941,484
2.000% due 11/15/26	1,000,000	945,547

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Principal Amount	Value
2.125% due 05/15/25	$3,500,000	$3,388,984
2.125% due 05/31/26	3,000,000	2,864,766
2.250% due 11/15/25	2,200,000	2,119,305
2.250% due 08/15/27	4,200,000	3,962,109
2.250% due 11/15/27	2,300,000	2,162,988
2.375% due 04/30/26	1,000,000	961,250
2.375% due 05/15/27	2,750,000	2,612,500
2.375% due 03/31/29	2,675,000	2,483,988
2.375% due 05/15/29	1,000,000	927,070
2.500% due 01/31/25	4,000,000	3,906,953
2.500% due 03/31/27	2,500,000	2,389,795
2.625% due 04/15/25	2,000,000	1,951,328
2.625% due 05/31/27	2,500,000	2,393,213
2.625% due 02/15/29	2,750,000	2,589,512
2.625% due 07/31/29	2,000,000	1,873,203
2.750% due 04/30/27	2,000,000	1,924,102
2.750% due 07/31/27	1,500,000	1,440,088
2.750% due 02/15/28	3,500,000	3,346,465
2.750% due 05/31/29	2,000,000	1,888,594
2.750% due 08/15/32	3,000,000	2,748,223
2.875% due 05/31/25	1,200,000	1,172,859
2.875% due 06/15/25	1,000,000	977,480
2.875% due 05/15/28	2,500,000	2,397,900
2.875% due 08/15/28	1,750,000	1,675,078
2.875% due 04/30/29	2,000,000	1,902,734
2.875% due 05/15/32	3,500,000	3,244,541
3.000% due 07/15/25	1,500,000	1,467,451
3.125% due 08/31/27	2,500,000	2,430,127
3.125% due 11/15/28	3,000,000	2,898,633
3.125% due 08/31/29	1,500,000	1,440,879
3.250% due 06/30/27	4,000,000	3,909,453
3.250% due 06/30/29	1,750,000	1,694,014
3.375% due 05/15/33	4,250,000	4,080,000
3.500% due 01/31/28	2,100,000	2,067,147
3.500% due 04/30/28	2,500,000	2,460,596
3.500% due 01/31/30	1,500,000	1,467,393
3.500% due 04/30/30	1,750,000	1,710,830
3.500% due 02/15/33	4,750,000	4,608,242
3.625% due 05/15/26	3,500,000	3,460,078
3.625% due 03/31/28	3,250,000	3,215,088
3.625% due 05/31/28	3,500,000	3,463,428
3.625% due 03/31/30	2,000,000	1,969,453
3.750% due 12/31/28	2,750,000	2,737,754
3.750% due 05/31/30	2,500,000	2,478,418
3.750% due 06/30/30	2,000,000	1,982,500
3.875% due 03/31/25	2,000,000	1,982,813
3.875% due 11/30/27	2,500,000	2,495,068
3.875% due 12/31/27	1,500,000	1,497,832
3.875% due 09/30/29	1,500,000	1,497,246
3.875% due 12/31/29	2,000,000	1,997,031
3.875% due 08/15/33	2,000,000	1,998,125
4.000% due 12/15/25	3,000,000	2,984,355
4.000% due 02/15/26	2,500,000	2,488,916
4.000% due 02/29/28	5,000,000	5,017,285
4.000% due 06/30/28	2,750,000	2,763,374
4.000% due 10/31/29	1,500,000	1,507,295
4.000% due 02/28/30	2,000,000	2,009,883
4.000% due 07/31/30	1,750,000	1,759,912
4.125% due 06/15/26	2,500,000	2,499,854
4.125% due 09/30/27	1,000,000	1,006,445
4.125% due 10/31/27	3,000,000	3,019,219
4.125% due 07/31/28	2,000,000	2,020,898
4.125% due 08/31/30	1,750,000	1,772,354
4.125% due 11/15/32	3,450,000	3,508,151
4.250% due 05/31/25	3,000,000	2,989,453
4.250% due 12/31/25	2,500,000	2,499,707
4.375% due 08/15/26	4,000,000	4,027,656
4.375% due 08/31/28	2,500,000	2,553,857
4.375% due 11/30/28	2,500,000	2,558,594
4.375% due 11/30/30	1,750,000	1,799,902

	Principal Amount	Value
4.500% due 11/15/25	$3,500,000	$3,512,236
4.500% due 07/15/26	2,000,000	2,018,945
4.500% due 11/15/33	2,500,000	2,625,391
4.625% due 02/28/25	1,500,000	1,499,385
4.625% due 06/30/25	2,000,000	2,005,039
4.625% due 03/15/26	2,000,000	2,017,617
4.625% due 09/30/28	2,500,000	2,580,859
4.750% due 07/31/25	1,000,000	1,004,688
4.875% due 11/30/25	1,800,000	1,818,773
4.875% due 10/31/28	2,000,000	2,088,125
4.875% due 10/31/30	2,000,000	2,115,938
5.000% due 08/31/25	4,000,000	4,037,422
5.000% due 09/30/25	2,500,000	2,525,732

		386,046,825

Total U.S. Treasury Obligations (Cost $532,923,024)		487,772,291

FOREIGN GOVERNMENT BONDS & NOTES - 1.5%

Canada Government (Canada)
0.750% due 05/19/26	300,000	276,798
1.625% due 01/22/25	150,000	145,219
Chile Government (Chile)
2.550% due 07/27/33	250,000	207,457
3.100% due 01/22/61	400,000	269,684
3.125% due 01/21/26	75,000	72,694
3.500% due 01/31/34	200,000	178,782
3.860% due 06/21/47	300,000	246,778
4.950% due 01/05/36	200,000	198,135
Export Development Canada (Canada)
3.000% due 05/25/27	200,000	193,130
3.375% due 08/26/25	90,000	88,446
3.875% due 02/14/28	100,000	99,395
4.375% due 06/29/26	200,000	200,821
Export-Import Bank of Korea (South Korea)
0.625% due 02/09/26	200,000	183,901
1.625% due 01/18/27	400,000	367,760
5.000% due 01/11/28	150,000	152,881
5.125% due 01/11/33	200,000	208,033
Indonesia Government (Indonesia)
2.850% due 02/14/30	200,000	181,634
3.200% due 09/23/61	200,000	146,352
3.550% due 03/31/32	200,000	185,662
4.200% due 10/15/50	300,000	268,237
4.550% due 01/11/28	200,000	200,243
4.850% due 01/11/33	200,000	203,938
Israel Government International (Israel) 2.750% due 07/03/30	200,000	177,125
Japan Bank for International Cooperation (Japan)
0.625% due 07/15/25	235,000	220,642
1.250% due 01/21/31	500,000	406,389
1.875% due 07/21/26	200,000	187,422
1.875% due 04/15/31	200,000	168,853
3.250% due 07/20/28	200,000	191,306
4.250% due 01/26/26	500,000	497,110
Japan International Cooperation Agency (Japan) 3.375% due 06/12/28	200,000	191,914
Korea Development Bank (South Korea)
2.000% due 09/12/26	200,000	186,211
4.000% due 09/08/25	200,000	197,348
4.250% due 09/08/32	200,000	194,743
Korea International (South Korea)
1.750% due 10/15/31	200,000	167,861
2.750% due 01/19/27	200,000	191,721
Mexico Government (Mexico)
2.659% due 05/24/31	200,000	169,566
3.500% due 02/12/34	200,000	169,704
4.150% due 03/28/27	200,000	198,380
4.280% due 08/14/41	200,000	165,581

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Principal Amount	Value
4.400% due 02/12/52	$400,000	$317,816
4.500% due 01/31/50	200,000	163,987
4.600% due 01/23/46	250,000	209,462
4.600% due 02/10/48	200,000	165,931
4.750% due 04/27/32	350,000	337,695
4.750% due 03/08/44	264,000	227,785
5.400% due 02/09/28	300,000	307,806
6.750% due 09/27/34	225,000	244,688
Panama Government (Panama)
3.870% due 07/23/60	200,000	120,285
4.500% due 05/15/47	350,000	249,529
6.400% due 02/14/35	265,000	259,320
6.700% due 01/26/36	100,000	99,349
6.853% due 03/28/54	400,000	375,266
8.875% due 09/30/27	100,000	109,554
Peruvian Government (Peru)
2.780% due 12/01/60	200,000	125,154
2.783% due 01/23/31	300,000	261,996
3.300% due 03/11/41	250,000	195,103
4.125% due 08/25/27	150,000	147,027
8.750% due 11/21/33	200,000	252,322
Philippine Government (Philippines)
1.648% due 06/10/31	200,000	164,875
2.650% due 12/10/45	200,000	142,696
2.950% due 05/05/45	200,000	150,610
3.000% due 02/01/28	200,000	188,858
5.000% due 07/17/33	200,000	205,791
5.609% due 04/13/33	200,000	214,062
6.375% due 10/23/34	250,000	283,898
7.750% due 01/14/31	200,000	238,125
Province of Alberta Canada (Canada) 1.300% due 07/22/30	250,000	208,302
Province of British Columbia (Canada)
1.300% due 01/29/31	500,000	412,841
4.200% due 07/06/33	100,000	99,064
Province of Manitoba Canada (Canada) 1.500% due 10/25/28	155,000	137,351
Province of New Brunswick Canada (Canada) 3.625% due 02/24/28	50,000	48,611
Province of Ontario Canada (Canada)
0.625% due 01/21/26	300,000	277,930
1.050% due 04/14/26	200,000	185,739
1.050% due 05/21/27	200,000	180,292
2.000% due 10/02/29	100,000	89,228
2.125% due 01/21/32	150,000	128,431
2.300% due 06/15/26	250,000	238,339
3.625% due 04/13/28	200,000	195,966
Province of Quebec Canada (Canada)
0.600% due 07/23/25	100,000	94,018
1.350% due 05/28/30	50,000	42,095
1.500% due 02/11/25	350,000	337,489
1.900% due 04/21/31	200,000	171,250
7.500% due 09/15/29	75,000	87,654
Republic of Italy Government International Bond (Italy)
2.875% due 10/17/29	200,000	179,511
3.875% due 05/06/51	200,000	144,159
4.000% due 10/17/49	200,000	152,969
Republic of Poland Government (Poland) 5.500% due 11/16/27	250,000	259,934
State of Israel (Israel) 3.375% due 01/15/50	500,000	356,391
Uruguay Government International Bond (Uruguay)
4.125% due 11/20/45	143,467	131,271
4.375% due 10/27/27	200,000	201,840
5.100% due 06/18/50	200,000	201,318
5.750% due 10/28/34	200,000	216,600

Total Foreign Government Bonds & Notes (Cost $20,482,680)		18,495,439

	Principal Amount	Value
MUNICIPAL BONDS - 0.6%

American Municipal Power, Inc.
6.449% due 02/15/44	$25,000	$27,788
8.084% due 02/15/50	300,000	406,442
Bay Area Toll Authority CA
6.263% due 04/01/49	25,000	29,135
7.043% due 04/01/50	50,000	63,450
California State University
2.975% due 11/01/51	50,000	35,685
5.183% due 11/01/53	200,000	203,130
Central Puget Sound Regional Transit Authority 5.491% due 11/01/39	25,000	26,793
Chicago O’Hare International Airport 4.472% due 01/01/49	50,000	47,612
Chicago Transit Authority Sales & Transfer Tax Receipts Revenue IL 6.899% due 12/01/40	92,179	105,061
City of Atlanta GA Water & Wastewater Revenue 2.257% due 11/01/35	100,000	80,512
City of Chicago 7.750% due 01/01/42	42,000	43,104
City of Houston TX 3.961% due 03/01/47	50,000	44,661
City of New York NY 5.517% due 10/01/37	40,000	41,597
Commonwealth of Massachusetts
4.910% due 05/01/29	100,000	101,554
5.456% due 12/01/39	25,000	26,251
County of Clark Department of Aviation NV 6.820% due 07/01/45	125,000	153,364
Dallas Area Rapid Transit 2.613% due 12/01/48	200,000	139,673
Dallas Fort Worth International Airport 4.507% due 11/01/51	100,000	93,624
Dallas Independent School District TX Class C 6.450% due 02/15/35	50,000	50,381
Golden State Tobacco Securitization Corp. 4.214% due 06/01/50	150,000	113,307
Grand Parkway Transportation Corp. 3.236% due 10/01/52	250,000	188,403
JobsOhio Beverage System 2.833% due 01/01/38	10,000	8,168
Los Angeles Unified School District CA 6.758% due 07/01/34	100,000	113,103
Louisiana Local Government Environmental Facilities & Community Development Authority 5.198% due 12/01/39	300,000	309,234
Massachusetts School Building Authority
2.950% due 05/15/43	50,000	36,818
3.395% due 10/15/40	20,000	17,057
Metropolitan Transportation Authority NY
5.871% due 11/15/39	25,000	25,708
6.668% due 11/15/39	55,000	60,766
Municipal Electric Authority of Georgia
6.637% due 04/01/57	25,000	28,596
6.655% due 04/01/57	95,000	108,232
New Jersey Economic Development Authority 7.425% due 02/15/29	125,000	135,153
New Jersey Turnpike Authority Class A 7.102% due 01/01/41	100,000	121,121
New York City Municipal Water Finance Authority
5.952% due 06/15/42	50,000	56,027
6.011% due 06/15/42	10,000	11,281
New York City Transitional Finance Authority Future Tax Secured Revenue NY 5.572% due 11/01/38	30,000	30,962
New York State Urban Development Corp.
3.900% due 03/15/33	50,000	47,183
5.770% due 03/15/39	25,000	25,763

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Principal Amount	Value
Pennsylvania Turnpike Commission 5.511% due 12/01/45	$75,000	$79,227
Permanent University Fund - University of Texas System 3.376% due 07/01/47	185,000	150,338
Port Authority of New York & New Jersey
3.175% due 07/15/60	250,000	176,042
4.031% due 09/01/48	50,000	42,949
4.229% due 10/15/57	30,000	26,555
4.458% due 10/01/62	100,000	91,552
5.647% due 11/01/40	150,000	160,215
Regents of the University of California Medical Center 4.132% due 05/15/32	100,000	96,077
Rutgers The State University of New Jersey 3.915% due 05/01/19	15,000	11,140
Sales Tax Securitization Corp. 4.787% due 01/01/48	50,000	47,451
San Diego County Regional Transportation Commission CA 5.911% due 04/01/48	50,000	55,771
State Board of Administration Finance Corp. 2.154% due 07/01/30	100,000	85,401
State of California
1.700% due 02/01/28	200,000	180,875
3.500% due 04/01/28	100,000	96,977
5.125% due 03/01/38	200,000	202,408
7.300% due 10/01/39	100,000	121,114
7.500% due 04/01/34	50,000	60,766
7.600% due 11/01/40	270,000	344,486
7.625% due 03/01/40	40,000	50,298
State of Connecticut 5.090% due 10/01/30	50,000	50,433
State of Illinois 6.725% due 04/01/35	369,231	389,303
State of Texas 5.517% due 04/01/39	100,000	107,309
State of Utah 4.554% due 07/01/24	5,000	4,987
State of Wisconsin 3.154% due 05/01/27	250,000	240,686
Texas Natural Gas Securitization Finance Corp. 5.102% due 04/01/35	400,000	408,024
Texas Transportation Commission 2.562% due 04/01/42	350,000	267,088
Texas Transportation Commission State Highway Fund 5.178% due 04/01/30	25,000	25,599

	Principal Amount	Value
University of California
3.063% due 07/01/25	$50,000	$48,805
4.767% due 05/15/15	75,000	69,556
4.858% due 05/15/12	100,000	94,502
University of Michigan
3.599% due 04/01/47	80,000	70,120
4.454% due 04/01/22	100,000	89,988

Total Municipal Bonds (Cost $7,582,156)		7,102,741

	Shares
SHORT-TERM INVESTMENTS - 1.0%

Money Market Funds - 1.0%

BlackRock Liquidity Funds: T-Fund Institutional Shares 5.255%	12,202,157	12,202,157

Total Short-Term Investments (Cost $12,202,157)		12,202,157

TOTAL INVESTMENTS - 100.3% (Cost $1,304,403,154)		1,193,323,038

OTHER ASSETS & LIABILITIES, NET - (0.3%)		(3,864,109)

NET ASSETS - 100.0%		$1,189,458,929

Notes to Schedule of Investments

(a)	As of December 31, 2023, the Fund’s composition as a percentage of net assets was as follows:

U.S. Treasury Obligations	41.0%
Mortgage-Backed Securities	28.2%
Corporate Bonds & Notes	26.6%
Others (each less than 3.0%)	4.5%

	100.3%
Other Assets & Liabilities, Net	(0.3%	)

	100.0%

(b)	Fair Value Measurements

As of December 31, 2023, the Fund’s investments, as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities were as follows:

		Total Value at December 31, 2023	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$316,344,150	$–	$316,344,150	$–
	Mortgage-Backed Securities	334,896,375	–	334,896,375	–
	Asset-Backed Securities	4,779,196	–	4,779,196	–
	U.S. Government Agency Issues	11,730,689	–	11,730,689	–
	U.S. Treasury Obligations	487,772,291	–	487,772,291	–
	Foreign Government Bonds & Notes	18,495,439	–	18,495,439	–
	Municipal Bonds	7,102,741	–	7,102,741	–
	Short-Term Investments	12,202,157	12,202,157	–	–

	Total	$1,193,323,038	$12,202,157	$1,181,120,881	$–

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments

December 31, 2023

	Shares	Value
COMMON STOCKS - 0.0%

Energy - 0.0%

Patterson-UTI Energy, Inc.	306	$3,305

Financial - 0.0%

Stearns Holdings LLC Class B * Ω ±	3,570	–

Total Common Stocks (Cost $44,991)		3,305

	Principal Amount
CORPORATE BONDS & NOTES - 98.3%

Basic Materials - 5.0%

Arsenal AIC Parent LLC 8.000% due 10/01/30 ~	$96,000	100,283
Ashland, Inc. 3.375% due 09/01/31 ~	200,000	172,745
ASP Unifrax Holdings, Inc.
5.250% due 09/30/28 ~	144,000	104,169
7.500% due 09/30/29 ~	123,000	62,734
ATI, Inc.
5.125% due 10/01/31	50,000	46,453
5.875% due 12/01/27	200,000	197,333
7.250% due 08/15/30	50,000	52,081
Axalta Coating Systems LLC 3.375% due 02/15/29 ~	300,000	269,526
Carpenter Technology Corp. 6.375% due 07/15/28	125,000	124,677
Cerdia Finanz GmbH (Germany) 10.500% due 02/15/27 ~	100,000	102,012
Chemours Co.
4.625% due 11/15/29 ~	100,000	87,906
5.750% due 11/15/28 ~	270,000	257,536
Cleveland-Cliffs, Inc.
4.625% due 03/01/29 ~	120,000	111,473
6.250% due 10/01/40	100,000	89,829
6.750% due 03/15/26 ~	137,000	137,677
6.750% due 04/15/30 ~	100,000	101,533
Commercial Metals Co.
3.875% due 02/15/31	200,000	177,244
4.125% due 01/15/30	95,000	87,563
Compass Minerals International, Inc. 6.750% due 12/01/27 ~	135,000	133,826
Consolidated Energy Finance SA (Switzerland) 5.625% due 10/15/28 ~	200,000	169,592
Constellium SE 5.625% due 06/15/28 ~	250,000	244,272
Cornerstone Chemical Co. 10.250% Cash or 8.250% PIK due 09/01/27 Y ~ *	150,000	126,937
CVR Partners LP/CVR Nitrogen Finance Corp. 6.125% due 06/15/28 ~	150,000	140,114
Domtar Corp. 6.750% due 10/01/28 ~	200,000	181,028
FMG Resources August 2006 Pty. Ltd. (Australia)
4.375% due 04/01/31 ~	474,000	434,228
5.875% due 04/15/30 ~	100,000	99,223
GPD Cos., Inc. 10.125% due 04/01/26 ~	50,000	46,275
HB Fuller Co. 4.250% due 10/15/28	100,000	93,618
Herens Holdco SARL (Luxembourg) 4.750% due 05/15/28 ~	200,000	164,306

	Principal Amount	Value
Hudbay Minerals, Inc. (Canada) 6.125% due 04/01/29 ~	$350,000	$343,635
INEOS Finance PLC (Luxembourg) 6.750% due 05/15/28 ~	250,000	245,807
Infrabuild Australia Pty. Ltd. (Australia) 14.500% due 11/15/28 ~	136,000	139,392
Ingevity Corp. 3.875% due 11/01/28 ~	115,000	103,129
Innophos Holdings, Inc. 9.375% due 02/15/28 ~	125,000	113,653
Kaiser Aluminum Corp.
4.500% due 06/01/31 ~	131,000	113,134
4.625% due 03/01/28 ~	114,000	105,575
Mativ Holdings, Inc. 6.875% due 10/01/26 ~	75,000	72,027
Mercer International, Inc. (Germany)
5.125% due 02/01/29	150,000	129,043
5.500% due 01/15/26	150,000	143,756
12.875% due 10/01/28 ~	25,000	27,358
Methanex Corp. (Canada)
5.125% due 10/15/27	125,000	122,240
5.650% due 12/01/44	50,000	43,716
Mineral Resources Ltd. (Australia)
8.000% due 11/01/27 ~	175,000	179,660
8.125% due 05/01/27 ~	213,000	216,678
9.250% due 10/01/28 ~	99,000	105,437
Minerals Technologies, Inc. 5.000% due 07/01/28 ~	16,000	15,402
New Gold, Inc. (Canada) 7.500% due 07/15/27 ~	165,000	166,673
Novelis Corp. 3.250% due 11/15/26 ~	375,000	353,274
OCI NV (Netherlands) 4.625% due 10/15/25 ~	160,000	155,964
Olin Corp. 5.000% due 02/01/30	300,000	286,554
Olympus Water U.S. Holding Corp.
4.250% due 10/01/28 ~	400,000	360,384
6.250% due 10/01/29 ~	150,000	133,394
9.750% due 11/15/28 ~	50,000	53,132
Rain Carbon, Inc. 12.250% due 09/01/29 ~	60,000	58,725
Rayonier AM Products, Inc. 7.625% due 01/15/26 ~	100,000	91,877
SCIH Salt Holdings, Inc.
4.875% due 05/01/28 ~	221,000	206,979
6.625% due 05/01/29 ~	105,000	98,130
SK Invictus Intermediate II SARL 5.000% due 10/30/29 ~	165,000	143,319
TMS International Corp. 6.250% due 04/15/29 ~	50,000	41,318
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. 5.375% due 09/01/25 ~	40,000	34,829
Valvoline, Inc.
3.625% due 06/15/31 ~	50,000	42,762
4.250% due 02/15/30 ~	176,000	174,761
WR Grace Holdings LLC 5.625% due 08/15/29 ~	390,000	343,632

		9,081,542

Communications - 16.4%

Acuris Finance U.S., Inc./Acuris Finance SARL 5.000% due 05/01/28 ~	200,000	164,190
Advantage Sales & Marketing, Inc. 6.500% due 11/15/28 ~	250,000	230,650
Altice Financing SA (Luxembourg) 5.750% due 08/15/29 ~	600,000	533,246
Altice France Holding SA (Luxembourg) 10.500% due 05/15/27 ~	205,000	132,971

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Principal Amount	Value
Altice France SA (France)
5.125% due 01/15/29 ~	$350,000	$272,553
5.125% due 07/15/29 ~	500,000	389,680
5.500% due 10/15/29 ~	640,000	502,646
AMC Networks, Inc.
4.250% due 02/15/29	148,000	113,073
4.750% due 08/01/25	200,000	194,889
ANGI Group LLC 3.875% due 08/15/28 ~	100,000	84,550
Arches Buyer, Inc. 4.250% due 06/01/28 ~	250,000	226,677
Audacy Capital Corp. 6.500% due 05/01/27 Y ~ *	150,000	2,813
British Telecommunications PLC (United Kingdom) 4.250% due 11/23/81 ~	250,000	231,243
Cable One, Inc. 4.000% due 11/15/30 ~	110,000	89,197
Cablevision Lightpath LLC 3.875% due 09/15/27 ~	200,000	175,826
CCO Holdings LLC/CCO Holdings Capital Corp.
4.250% due 02/01/31 ~	945,000	827,116
4.250% due 01/15/34 ~	200,000	162,793
4.500% due 08/15/30 ~	500,000	451,410
4.500% due 05/01/32	879,000	753,997
4.750% due 02/01/32 ~	190,000	167,789
5.125% due 05/01/27 ~	100,000	96,679
5.375% due 06/01/29 ~	289,000	272,811
5.500% due 05/01/26 ~	225,000	223,642
6.375% due 09/01/29 ~	270,000	266,623
7.375% due 03/01/31 ~	200,000	205,398
Ciena Corp. 4.000% due 01/31/30 ~	180,000	164,134
Clear Channel Outdoor Holdings, Inc.
5.125% due 08/15/27 ~	400,000	382,103
7.500% due 06/01/29 ~	225,000	187,296
9.000% due 09/15/28 ~	125,000	130,524
CMG Media Corp. 8.875% due 12/15/27 ~	250,000	198,516
Cogent Communications Group, Inc. 7.000% due 06/15/27 ~	180,000	181,068
CommScope Technologies LLC 6.000% due 06/15/25 ~	313,000	255,389
CommScope, Inc.
4.750% due 09/01/29 ~	395,000	265,576
6.000% due 03/01/26 ~	230,000	205,206
7.125% due 07/01/28 ~	119,000	56,642
8.250% due 03/01/27 ~	100,000	52,891
Connect Finco SARL/Connect U.S. Finco LLC (United Kingdom) 6.750% due 10/01/26 ~	227,000	225,839
Consolidated Communications, Inc.
5.000% due 10/01/28 ~	150,000	123,163
6.500% due 10/01/28 ~	102,000	88,485
CSC Holdings LLC
3.375% due 02/15/31 ~	200,000	146,136
4.125% due 12/01/30 ~	200,000	152,384
4.625% due 12/01/30 ~	566,000	341,508
5.000% due 11/15/31 ~	300,000	181,836
5.250% due 06/01/24	204,000	199,847
5.375% due 02/01/28 ~	350,000	309,496
7.500% due 04/01/28 ~	200,000	149,809
11.250% due 05/15/28 ~	200,000	206,213
Cumulus Media New Holdings, Inc. 6.750% due 07/01/26 ~	100,000	67,439
Directv Financing LLC/Directv Financing Co.-Obligor, Inc. 5.875% due 08/15/27 ~	390,000	366,755
DISH DBS Corp.
5.250% due 12/01/26 ~	575,000	493,709
5.750% due 12/01/28 ~	600,000	479,685

	Principal Amount	Value
5.875% due 11/15/24	$365,000	$342,570
7.375% due 07/01/28	80,000	47,900
7.750% due 07/01/26	218,000	152,064
DISH Network Corp. 11.750% due 11/15/27 ~	225,000	235,051
EquipmentShare.com, Inc. 9.000% due 05/15/28 ~	137,000	141,124
Frontier Communications Holdings LLC
5.000% due 05/01/28 ~	475,000	439,421
5.875% due 10/15/27 ~	210,000	203,056
6.750% due 05/01/29 ~	200,000	179,050
8.625% due 03/15/31 ~	150,000	153,061
8.750% due 05/15/30 ~	270,000	277,967
Gannett Holdings LLC 6.000% due 11/01/26 ~	250,000	221,433
Gen Digital, Inc.
5.000% due 04/15/25 ~	200,000	198,179
6.750% due 09/30/27 ~	150,000	152,693
7.125% due 09/30/30 ~	74,000	77,414
Getty Images, Inc. 9.750% due 03/01/27 ~	100,000	101,020
Gray Escrow II, Inc. 5.375% due 11/15/31 ~	350,000	264,459
Gray Television, Inc. 5.875% due 07/15/26 ~	75,000	73,023
GrubHub Holdings, Inc. 5.500% due 07/01/27 ~	100,000	84,171
iHeartCommunications, Inc.
5.250% due 08/15/27 ~	191,000	151,944
6.375% due 05/01/26	200,000	170,709
8.375% due 05/01/27	100,000	65,000
Intelsat Jackson Holdings SA (Luxembourg) 6.500% due 03/15/30 ~	415,000	396,368
Lamar Media Corp.
3.625% due 01/15/31	120,000	106,736
4.875% due 01/15/29	200,000	193,747
LCPR Senior Secured Financing DAC 5.125% due 07/15/29 ~	300,000	261,707
Level 3 Financing, Inc.
3.400% due 03/01/27 ~	240,000	223,412
3.625% due 01/15/29 ~	100,000	42,093
3.875% due 11/15/29 ~	200,000	167,229
4.625% due 09/15/27 ~	400,000	240,370
10.500% due 05/15/30 ~	118,000	114,535
Lumen Technologies, Inc.
4.000% due 02/15/27 ~	560,000	361,934
4.500% due 01/15/29 ~	150,000	45,140
Match Group Holdings II LLC
3.625% due 10/01/31 ~	125,000	108,119
4.125% due 08/01/30 ~	150,000	136,265
4.625% due 06/01/28 ~	135,000	129,375
McGraw-Hill Education, Inc. 5.750% due 08/01/28 ~	350,000	337,844
Midcontinent Communications/Midcontinent Finance Corp. 5.375% due 08/15/27 ~	100,000	97,560
Millennium Escrow Corp. 6.625% due 08/01/26 ~	192,000	136,506
Newfold Digital Holdings Group, Inc. 11.750% due 10/15/28 ~	79,000	85,051
News Corp.
3.875% due 05/15/29 ~	85,000	78,240
5.125% due 02/15/32 ~	100,000	95,039
Nexstar Media, Inc.
4.750% due 11/01/28 ~	285,000	262,851
5.625% due 07/15/27 ~	238,000	230,333
Nokia OYJ (Finland) 6.625% due 05/15/39	50,000	49,574

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Principal Amount	Value
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc.
4.750% due 04/30/27 ~	$20,000	$19,116
6.000% due 02/15/28 ~	200,000	185,107
Outfront Media Capital LLC/Outfront Media Capital Corp.
5.000% due 08/15/27 ~	365,000	353,102
7.375% due 02/15/31 ~	50,000	52,538
Paramount Global 6.250% due 02/28/57	292,000	256,094
Qwest Corp. 7.250% due 09/15/25	35,000	34,334
Radiate Holdco LLC/Radiate Finance, Inc. 6.500% due 09/15/28 ~	83,000	40,750
Rakuten Group, Inc. (Japan)
6.250% due 04/22/31 ~	300,000	205,138
10.250% due 11/30/24 ~	200,000	205,500
Rogers Communications, Inc. (Canada) 5.250% due 03/15/82 ~	100,000	96,219
Scripps Escrow II, Inc.
3.875% due 01/15/29 ~	175,000	154,957
5.375% due 01/15/31 ~	100,000	73,505
Scripps Escrow, Inc. 5.875% due 07/15/27 ~	150,000	133,405
Sinclair Television Group, Inc. 4.125% due 12/01/30 ~	250,000	176,561
Sirius XM Radio, Inc.
3.125% due 09/01/26 ~	146,000	137,307
4.000% due 07/15/28 ~	275,000	254,508
4.125% due 07/01/30 ~	250,000	223,098
5.000% due 08/01/27 ~	160,000	154,659
5.500% due 07/01/29 ~	560,000	542,032
Summer BC Bidco B LLC 5.500% due 10/31/26 ~	200,000	187,521
TEGNA, Inc.
4.625% due 03/15/28	235,000	219,800
4.750% due 03/15/26 ~	141,000	137,256
5.000% due 09/15/29	224,000	205,527
Telecom Italia Capital SA (Italy)
6.000% due 09/30/34	200,000	190,176
7.200% due 07/18/36	500,000	502,572
Telenet Finance Luxembourg Notes SARL (Belgium) 5.500% due 03/01/28 ~	200,000	187,920
Telesat Canada/Telesat LLC (Canada) 6.500% due 10/15/27 ~	134,000	63,309
Townsquare Media, Inc. 6.875% due 02/01/26 ~	100,000	98,054
Uber Technologies, Inc. 4.500% due 08/15/29 ~	500,000	477,921
Univision Communications, Inc.
4.500% due 05/01/29 ~	172,000	153,662
6.625% due 06/01/27 ~	255,000	254,489
7.375% due 06/30/30 ~	206,000	205,649
8.000% due 08/15/28 ~	111,000	114,591
UPC Broadband Finco BV (Netherlands) 4.875% due 07/15/31 ~	250,000	220,330
Urban One, Inc. 7.375% due 02/01/28 ~	160,000	136,152
Verus Securitization Trust (United Kingdom) 4.750% due 07/15/31 ~	700,000	625,717
Viasat, Inc. 7.500% due 05/30/31 ~	136,000	106,930
Videotron Ltd. (Canada) 5.125% due 04/15/27 ~	200,000	197,169
Virgin Media Secured Finance PLC (United Kingdom)
4.500% due 08/15/30 ~	200,000	178,322
5.500% due 05/15/29 ~	223,000	215,723
Vodafone Group PLC (United Kingdom)
3.250% due 06/04/81	250,000	230,437
5.125% due 06/04/81	100,000	75,658
7.000% due 04/04/79	200,000	206,701

	Principal Amount	Value
VZ Secured Financing BV (Netherlands) 5.000% due 01/15/32 ~	$100,000	$85,495
Windstream Escrow LLC/Windstream Escrow Finance Corp. 7.750% due 08/15/28 ~	396,000	347,261
Zayo Group Holdings, Inc. 4.000% due 03/01/27 ~	450,000	361,258
Ziff Davis, Inc. 4.625% due 10/15/30 ~	215,000	197,487
Ziggo Bond Co. BV (Netherlands) 5.125% due 02/28/30 ~	200,000	167,510
Ziggo BV (Netherlands) 4.875% due 01/15/30 ~	200,000	178,637

		29,842,612

Consumer, Cyclical - 21.7%

99 Escrow Issuer, Inc. 7.500% due 01/15/26 ~	213,000	72,147
Acushnet Co. 7.375% due 10/15/28 ~	21,000	21,922
Adams Homes, Inc. 9.250% due 10/15/28 ~	50,000	50,779
Adient Global Holdings Ltd.
7.000% due 04/15/28 ~	63,000	65,159
8.250% due 04/15/31 ~	63,000	66,761
Advance Auto Parts, Inc. 3.900% due 04/15/30	100,000	89,761
Affinity Interactive 6.875% due 12/15/27 ~	200,000	178,431
Air Canada (Canada) 3.875% due 08/15/26 ~	205,000	195,984
Allison Transmission, Inc. 3.750% due 01/30/31 ~	300,000	265,383
AMC Entertainment Holdings, Inc.
7.500% due 02/15/29 ~	165,000	114,756
10.000% Cash or 12.000% PIK due 06/15/26 ~	200,000	173,721
American Airlines Group, Inc. 3.750% due 03/01/25 ~	150,000	146,316
American Airlines, Inc.
7.250% due 02/15/28 ~	600,000	607,407
8.500% due 05/15/29 ~	160,000	169,060
American Airlines, Inc./AAdvantage Loyalty IP Ltd.
5.500% due 04/20/26 ~	195,833	194,565
5.750% due 04/20/29 ~	45,000	43,916
American Axle & Manufacturing, Inc.
6.250% due 03/15/26	24,000	23,806
6.875% due 07/01/28	150,000	147,540
American Builders & Contractors Supply Co., Inc. 4.000% due 01/15/28 ~	129,000	122,217
Aramark Services, Inc. 5.000% due 04/01/25 ~	100,000	99,319
Asbury Automotive Group, Inc.
4.500% due 03/01/28	150,000	142,591
4.750% due 03/01/30	218,000	203,747
Ashton Woods USA LLC/Ashton Woods Finance Co. 6.625% due 01/15/28 ~	250,000	243,920
Aston Martin Capital Holdings Ltd. (Jersey) 10.500% due 11/30/25 ~	200,000	202,090
At Home Group, Inc. 4.875% due 07/15/28 ~	90,000	33,413
Bath & Body Works, Inc.
6.694% due 01/15/27	195,000	199,468
6.750% due 07/01/36	90,000	90,692
6.875% due 11/01/35	300,000	304,186
BCPE Empire Holdings, Inc. 7.625% due 05/01/27 ~	190,000	183,407
Beacon Roofing Supply, Inc.
4.500% due 11/15/26 ~	150,000	146,278
6.500% due 08/01/30 ~	65,000	66,510
Beazer Homes USA, Inc. 6.750% due 03/15/25	250,000	249,642

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Principal Amount	Value
Bloomin’ Brands, Inc./OSI Restaurant Partners LLC 5.125% due 04/15/29 ~	$100,000	$92,345
BlueLinx Holdings, Inc. 6.000% due 11/15/29 ~	100,000	92,663
Boyne USA, Inc. 4.750% due 05/15/29 ~	100,000	94,145
Brinker International, Inc.
5.000% due 10/01/24 ~	100,000	99,223
8.250% due 07/15/30 ~	50,000	52,354
Brookfield Residential Properties, Inc./ Brookfield Residential U.S. LLC (Canada)
4.875% due 02/15/30 ~	65,000	57,241
5.000% due 06/15/29 ~	100,000	89,324
Caesars Entertainment, Inc. 6.250% due 07/01/25 ~	500,000	501,737
7.000% due 02/15/30 ~	500,000	513,031
Carnival Corp.
4.000% due 08/01/28 ~	725,000	674,513
5.750% due 03/01/27 ~	387,000	377,783
6.650% due 01/15/28	200,000	191,848
7.000% due 08/15/29 ~	52,000	54,327
7.625% due 03/01/26 ~	420,000	427,857
Carnival PLC 7.875% due 06/01/27	185,000	193,790
Carvana Co.
12.000% Cash or 12.000% PIK due 12/01/28 ~	93,000	79,022
13.000% Cash or 13.000% PIK due 06/01/30 ~	141,000	118,749
14.000% Cash or 14.000% PIK due 06/01/31 ~	166,000	141,955
CD&R Smokey Buyer, Inc. 6.750% due 07/15/25 ~	120,000	118,847
CEC Entertainment LLC 6.750% due 05/01/26 ~	88,000	85,986
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op
5.375% due 04/15/27	280,000	274,420
6.500% due 10/01/28	100,000	99,392
Churchill Downs, Inc.
4.750% due 01/15/28 ~	236,000	226,329
5.500% due 04/01/27 ~	230,000	227,763
6.750% due 05/01/31 ~	110,000	111,780
Cinemark USA, Inc.
5.250% due 07/15/28 ~	200,000	183,676
8.750% due 05/01/25 ~	72,000	72,601
Clarios Global LP/Clarios U.S. Finance Co.
6.750% due 05/15/28 ~	47,000	47,979
8.500% due 05/15/27 ~	657,000	660,522
Cooper-Standard Automotive, Inc. 5.625% Cash or 10.625% PIK due 05/15/27 ~	328,804	247,813
Crocs, Inc. 4.125% due 08/15/31 ~	150,000	127,114
Dana, Inc.
4.250% due 09/01/30	100,000	88,761
4.500% due 02/15/32	300,000	261,358
Dave & Buster’s, Inc. 7.625% due 11/01/25 ~	140,000	141,897
Delta Air Lines, Inc. 7.375% due 01/15/26	90,000	93,098
Dream Finders Homes, Inc. 8.250% due 08/15/28 ~	38,000	40,201
eG Global Finance PLC (United Kingdom) 12.000% due 11/30/28 ~	200,000	213,167
Evergreen Acqco 1 LP/TVI, Inc. 9.750% due 04/26/28 ~	180,000	191,841
Everi Holdings, Inc. 5.000% due 07/15/29 ~	200,000	181,791
Ferrellgas LP/Ferrellgas Finance Corp. 5.375% due 04/01/26 ~	240,000	235,102
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc. 6.750% due 01/15/30 ~	215,000	189,017

	Principal Amount	Value
FirstCash, Inc.
4.625% due 09/01/28 ~	$150,000	$140,167
5.625% due 01/01/30 ~	175,000	167,829
Forestar Group, Inc. 5.000% due 03/01/28 ~	150,000	145,127
Gap, Inc. 3.625% due 10/01/29 ~	345,000	295,398
Genting New York LLC/GENNY Capital, Inc. 3.300% due 02/15/26 ~	200,000	182,276
Goodyear Tire & Rubber Co.
5.250% due 07/15/31	85,000	77,227
5.625% due 04/30/33	400,000	359,019
9.500% due 05/31/25	145,000	147,225
GPS Hospitality Holding Co. LLC/GPS Finco, Inc. 7.000% due 08/15/28 ~	199,000	145,452
Group 1 Automotive, Inc. 4.000% due 08/15/28 ~	100,000	92,799
Hanesbrands, Inc. 9.000% due 02/15/31 ~	195,000	191,265
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd. 5.750% due 01/20/26 ~	400,000	377,187
Hilton Domestic Operating Co., Inc.
3.625% due 02/15/32 ~	50,000	43,696
4.000% due 05/01/31 ~	190,000	174,230
5.375% due 05/01/25 ~	50,000	49,980
Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Escrow, Inc. 5.000% due 06/01/29 ~	300,000	277,130
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp. 4.875% due 04/01/27	215,000	211,925
International Game Technology PLC
4.125% due 04/15/26 ~	200,000	194,511
6.500% due 02/15/25 ~	200,000	200,332
IRB Holding Corp. 7.000% due 06/15/25 ~	250,000	250,195
Jacobs Entertainment, Inc. 6.750% due 02/15/29 ~	160,000	150,549
Jaguar Land Rover Automotive PLC (United Kingdom) 4.500% due 10/01/27 ~	200,000	188,900
JB Poindexter & Co., Inc. 8.750% due 12/15/31 ~	67,000	68,424
KB Home
6.875% due 06/15/27	75,000	78,052
7.250% due 07/15/30	185,000	191,727
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC 4.750% due 06/01/27 ~	200,000	197,144
Kohl’s Corp.
4.250% due 07/17/25	58,000	56,653
4.625% due 05/01/31	138,000	108,519
Las Vegas Sands Corp.
2.900% due 06/25/25	150,000	144,240
3.500% due 08/18/26	306,000	291,882
LCM Investments Holdings II LLC
4.875% due 05/01/29 ~	100,000	93,017
8.250% due 08/01/31 ~	77,000	80,444
Levi Strauss & Co. 3.500% due 03/01/31 ~	105,000	91,030
LGI Homes, Inc.
4.000% due 07/15/29 ~	75,000	64,776
8.750% due 12/15/28 ~	37,000	39,382
Life Time, Inc. 5.750% due 01/15/26 ~	122,000	121,199
Light & Wonder International, Inc.
7.250% due 11/15/29 ~	156,000	159,883
7.500% due 09/01/31 ~	138,000	144,035
Lindblad Expeditions Holdings, Inc. 9.000% due 05/15/28 ~	100,000	103,846

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Principal Amount	Value
Lindblad Expeditions LLC 6.750% due 02/15/27 ~	$100,000	$99,585
Lions Gate Capital Holdings LLC 5.500% due 04/15/29 ~	250,000	187,269
Lithia Motors, Inc.
3.875% due 06/01/29 ~	90,000	81,377
4.375% due 01/15/31 ~	150,000	136,507
4.625% due 12/15/27 ~	150,000	144,269
Live Nation Entertainment, Inc.
3.750% due 01/15/28 ~	160,000	149,615
4.750% due 10/15/27 ~	110,000	105,567
5.625% due 03/15/26 ~	81,000	80,333
6.500% due 05/15/27 ~	225,000	229,083
LSF9 Atlantis Holdings LLC/Victra Finance Corp. 7.750% due 02/15/26 ~	100,000	95,997
Macy’s Retail Holdings LLC 4.300% due 02/15/43	300,000	219,404
MajorDrive Holdings IV LLC 6.375% due 06/01/29 ~	200,000	172,428
Marriott Ownership Resorts, Inc.
4.500% due 06/15/29 ~	135,000	119,118
4.750% due 01/15/28	150,000	137,920
Melco Resorts Finance Ltd. (Hong Kong)
5.250% due 04/26/26 ~	500,000	482,427
5.375% due 12/04/29 ~	200,000	176,956
MGM China Holdings Ltd. (Macau) 4.750% due 02/01/27 ~	200,000	190,420
MGM Resorts International
4.625% due 09/01/26	400,000	390,662
6.750% due 05/01/25	80,000	80,300
Michaels Cos., Inc.
5.250% due 05/01/28 ~	300,000	237,399
7.875% due 05/01/29 ~	115,000	72,525
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp. 4.875% due 05/01/29 ~	259,000	241,156
Mohegan Tribal Gaming Authority
8.000% due 02/01/26 ~	260,000	245,554
13.250% due 12/15/27 ~	150,000	159,844
Murphy Oil USA, Inc.
3.750% due 02/15/31 ~	85,000	74,114
4.750% due 09/15/29	99,000	93,911
5.625% due 05/01/27	100,000	99,290
NCL Corp. Ltd.
5.875% due 03/15/26 ~	260,000	254,242
7.750% due 02/15/29 ~	100,000	100,698
8.125% due 01/15/29 ~	125,000	130,666
8.375% due 02/01/28 ~	83,000	87,940
NCL Finance Ltd. 6.125% due 03/15/28 ~	125,000	119,769
New Red Finance, Inc. (Canada)
3.500% due 02/15/29 ~	10,000	9,231
4.000% due 10/15/30 ~	758,000	680,782
5.750% due 04/15/25 ~	50,000	49,868
Newell Brands, Inc.
5.200% due 04/01/26	335,000	330,612
6.375% due 09/15/27	168,000	167,322
6.375% due 04/01/36	130,000	119,129
6.625% due 09/15/29	90,000	89,809
NMG Holding Co., Inc./Neiman Marcus Group LLC 7.125% due 04/01/26 ~	125,000	120,219
Nordstrom, Inc.
4.375% due 04/01/30	410,000	357,186
6.950% due 03/15/28	172,000	174,769
Odeon Finco PLC (United Kingdom) 12.750% due 11/01/27 ~	100,000	101,633
Ontario Gaming GTA LP (Canada) 8.000% due 08/01/30 ~	38,000	39,215
OPENLANE, Inc. 5.125% due 06/01/25 ~	108,000	106,567

	Principal Amount	Value
Park River Holdings, Inc. 5.625% due 02/01/29 ~	$100,000	$80,251
Patrick Industries, Inc. 7.500% due 10/15/27 ~	100,000	100,536
Penn Entertainment, Inc.
4.125% due 07/01/29 ~	200,000	171,229
5.625% due 01/15/27 ~	100,000	97,037
Penske Automotive Group, Inc. 3.500% due 09/01/25	139,000	134,939
PetSmart, Inc./PetSmart Finance Corp. 4.750% due 02/15/28 ~	250,000	235,881
Premier Entertainment Sub LLC/Premier Entertainment Finance Corp. 5.625% due 09/01/29 ~	438,000	350,823
QVC, Inc.
4.450% due 02/15/25	100,000	93,980
4.750% due 02/15/27	175,000	138,750
4.850% due 04/01/24	100,000	99,077
Raising Cane’s Restaurants LLC 9.375% due 05/01/29 ~	93,000	99,364
Resideo Funding, Inc. 4.000% due 09/01/29 ~	100,000	87,380
Resorts World Las Vegas LLC/RWLV Capital, Inc. 4.625% due 04/16/29 ~	400,000	349,074
Ritchie Bros Holdings, Inc. (Canada)
6.750% due 03/15/28 ~	81,000	83,497
7.750% due 03/15/31 ~	87,000	92,860
Royal Caribbean Cruises Ltd.
5.500% due 08/31/26 ~	200,000	198,155
5.500% due 04/01/28 ~	450,000	444,548
7.250% due 01/15/30 ~	230,000	240,351
11.625% due 08/15/27 ~	167,000	181,842
Scotts Miracle-Gro Co.
4.500% due 10/15/29	200,000	177,949
5.250% due 12/15/26	100,000	96,533
SeaWorld Parks & Entertainment, Inc. 5.250% due 08/15/29 ~	112,000	104,830
Six Flags Entertainment Corp. 7.250% due 05/15/31 ~	200,000	200,746
Speedway Motorsports LLC/Speedway Funding II, Inc. 4.875% due 11/01/27 ~	250,000	235,489
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd. 8.000% due 09/20/25 ~	280,000	201,695
SRS Distribution, Inc.
4.625% due 07/01/28 ~	81,000	76,935
6.125% due 07/01/29 ~	133,000	126,248
Staples, Inc. 7.500% due 04/15/26 ~	550,000	512,183
Station Casinos LLC
4.500% due 02/15/28 ~	190,000	179,282
4.625% due 12/01/31 ~	86,000	77,631
Studio City Finance Ltd. (Macau) 5.000% due 01/15/29 ~	400,000	336,594
Taylor Morrison Communities, Inc. 5.750% due 01/15/28 ~	300,000	301,729
Tempur Sealy International, Inc. 4.000% due 04/15/29 ~	250,000	226,069
Tenneco, Inc. 8.000% due 11/17/28 ~	300,000	256,398
Thor Industries, Inc. 4.000% due 10/15/29 ~	110,000	98,251
Titan International, Inc. 7.000% due 04/30/28	200,000	200,283
TKC Holdings, Inc. 6.875% due 05/15/28 ~	194,000	179,660
Travel & Leisure Co. 4.625% due 03/01/30 ~	250,000	223,886
TRI Pointe Group, Inc./TRI Pointe Homes, Inc. 5.875% due 06/15/24	200,000	200,229

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Principal Amount	Value
Tri Pointe Homes, Inc. 5.250% due 06/01/27	$100,000	$98,364
U.S. Airways Pass-Through Trust 3.950% due 05/15/27	75,838	72,523
United Airlines Holdings, Inc. 4.875% due 01/15/25	150,000	148,282
United Airlines, Inc.
4.375% due 04/15/26 ~	96,000	93,618
4.625% due 04/15/29 ~	300,000	280,884
Universal Entertainment Corp. (Japan) 8.750% due 12/11/24 ~	250,000	269,120
Vail Resorts, Inc. 6.250% due 05/15/25 ~	235,000	234,053
Verde Purchaser LLC 10.500% due 11/30/30 ~	100,000	100,890
Victoria’s Secret & Co. 4.625% due 07/15/29 ~	188,000	157,275
Viking Cruises Ltd.
5.875% due 09/15/27 ~	27,000	26,079
9.125% due 07/15/31 ~	150,000	159,943
Viking Ocean Cruises Ship VII Ltd. 5.625% due 02/15/29 ~	300,000	292,758
VistaJet Malta Finance PLC/Vista Management Holding, Inc. (Switzerland)
7.875% due 05/01/27 ~	455,000	391,872
9.500% due 06/01/28 ~	67,000	56,785
Walgreens Boots Alliance, Inc.
3.200% due 04/15/30	50,000	44,036
3.450% due 06/01/26	217,000	206,391
4.100% due 04/15/50	116,000	84,365
4.650% due 06/01/46	4,000	3,136
4.800% due 11/18/44	102,000	85,109
Wesco Aircraft Holdings, Inc.
8.500% due 11/15/24 Y ~ *	222,000	8,880
13.125% due 11/15/27 Y ~ *	262,000	9,170
Wheel Pros, Inc. 6.500% due 05/15/29 ~	100,000	30,625
White Cap Buyer LLC 6.875% due 10/15/28 ~	170,000	164,774
William Carter Co. 5.625% due 03/15/27 ~	214,000	211,459
Windsor Holdings III LLC 8.500% due 06/15/30 ~	183,000	191,469
Winnebago Industries, Inc. 6.250% due 07/15/28 ~	200,000	196,726
WMG Acquisition Corp.
3.000% due 02/15/31 ~	221,000	189,638
3.875% due 07/15/30 ~	200,000	181,155
Wyndham Hotels & Resorts, Inc. 4.375% due 08/15/28 ~	106,000	99,192
Wynn Macau Ltd. (Macau)
5.125% due 12/15/29 ~	390,000	346,965
5.625% due 08/26/28 ~	300,000	278,122
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.
5.125% due 10/01/29 ~	200,000	188,982
7.125% due 02/15/31 ~	175,000	182,452
Yum! Brands, Inc.
5.350% due 11/01/43	100,000	97,364
6.875% due 11/15/37	100,000	109,923
ZF North America Capital, Inc. (Germany)
6.875% due 04/14/28 ~	150,000	155,534
7.125% due 04/14/30 ~	150,000	160,044

		39,426,766

Consumer, Non-Cyclical - 14.4%

Acadia Healthcare Co., Inc. 5.000% due 04/15/29 ~	225,000	216,866
AdaptHealth LLC
4.625% due 08/01/29 ~	190,000	146,879
5.125% due 03/01/30 ~	177,000	138,300

	Principal Amount	Value
ADT Security Corp. 4.875% due 07/15/32 ~	$200,000	$185,219
Adtalem Global Education, Inc. 5.500% due 03/01/28 ~	50,000	48,148
AHP Health Partners, Inc. 5.750% due 07/15/29 ~	150,000	131,279
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC
3.250% due 03/15/26 ~	203,000	191,659
6.500% due 02/15/28 ~	225,000	227,829
7.500% due 03/15/26 ~	125,000	127,400
Allied Universal Holdco LLC/Allied Universal Finance Corp. 9.750% due 07/15/27 ~	297,000	291,362
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 SARL 4.625% due 06/01/28 ~	566,000	516,620
AMN Healthcare, Inc. 4.625% due 10/01/27 ~	217,000	205,542
APi Group DE, Inc. 4.125% due 07/15/29 ~	150,000	137,529
Aptim Corp. 7.750% due 06/15/25 ~	150,000	141,970
APX Group, Inc. 6.750% due 02/15/27 ~	200,000	199,782
Arrow Bidco LLC 10.750% due 06/15/25 ~	78,000	81,120
Avis Budget Car Rental LLC/Avis Budget
Finance, Inc.
5.375% due 03/01/29 ~	90,000	83,354
8.000% due 02/15/31 ~	100,000	99,948
B&G Foods, Inc.
5.250% due 04/01/25	53,000	52,232
8.000% due 09/15/28 ~	67,000	70,437
Bausch & Lomb Escrow Corp. 8.375% due 10/01/28 ~	195,000	205,957
Bausch Health Cos., Inc.
4.875% due 06/01/28 ~	410,000	247,420
5.500% due 11/01/25 ~	346,000	316,830
5.750% due 08/15/27 ~	140,000	90,456
6.125% due 02/01/27 ~	185,000	125,071
7.000% due 01/15/28 ~	388,000	169,577
7.250% due 05/30/29 ~	98,000	44,898
9.000% due 12/15/25 ~	50,000	46,774
11.000% due 09/30/28 ~	239,000	174,346
BC Ltd. (Canada) 9.000% due 01/30/28 ~	106,000	103,441
Block, Inc. 3.500% due 06/01/31	483,000	429,774
Brink’s Co. 5.500% due 07/15/25 ~	150,000	149,438
C&S Group Enterprises LLC 5.000% due 12/15/28 ~	300,000	241,689
Cano Health LLC 6.250% due 10/01/28 ~	125,000	9,594
Catalent Pharma Solutions, Inc. 3.500% due 04/01/30 ~	200,000	174,206
Central Garden & Pet Co. 4.125% due 10/15/30	335,000	305,057
Charles River Laboratories International, Inc.
3.750% due 03/15/29 ~	133,000	121,942
4.250% due 05/01/28 ~	192,000	182,946
Chobani LLC/Chobani Finance Corp., Inc. 4.625% due 11/15/28 ~	100,000	93,600
CHS/Community Health Systems, Inc.
4.750% due 02/15/31 ~	115,000	90,562
5.250% due 05/15/30 ~	695,000	582,220
5.625% due 03/15/27 ~	105,000	97,696
6.000% due 01/15/29 ~	300,000	270,381
6.125% due 04/01/30 ~	194,000	125,852
6.875% due 04/15/29 ~	200,000	129,283
10.875% due 01/15/32 ~	138,000	144,400

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Principal Amount	Value
CoreCivic, Inc.
4.750% due 10/15/27	$60,000	$55,476
8.250% due 04/15/26	135,000	137,471
Coty, Inc./HFC Prestige Products, Inc./HFC Prestige International U.S. LLC 6.625% due 07/15/30 ~	119,000	122,324
Darling Ingredients, Inc.
5.250% due 04/15/27 ~	99,000	97,632
6.000% due 06/15/30 ~	145,000	145,204
DaVita, Inc.
3.750% due 02/15/31 ~	454,000	373,588
4.625% due 06/01/30 ~	400,000	349,550
Deluxe Corp. 8.000% due 06/01/29 ~	70,000	62,005
Edgewell Personal Care Co.
4.125% due 04/01/29 ~	125,000	113,904
5.500% due 06/01/28 ~	100,000	98,235
Elanco Animal Health, Inc. 6.650% due 08/28/28	130,000	135,030
Embecta Corp.
5.000% due 02/15/30 ~	80,000	67,965
6.750% due 02/15/30 ~	100,000	87,132
Encompass Health Corp. 5.750% due 09/15/25	100,000	99,693
FAGE International SA/FAGE USA Dairy Industry, Inc. (Luxembourg) 5.625% due 08/15/26 ~	100,000	97,961
Fortrea Holdings, Inc. 7.500% due 07/01/30 ~	140,000	143,951
Garda World Security Corp. (Canada)
4.625% due 02/15/27 ~	100,000	96,481
6.000% due 06/01/29 ~	150,000	134,618
9.500% due 11/01/27 ~	78,000	78,724
GEO Group, Inc. 10.500% due 06/30/28	163,000	165,589
Graham Holdings Co. 5.750% due 06/01/26 ~	100,000	99,480
Grifols SA (Spain) 4.750% due 10/15/28 ~	200,000	181,601
GTCR W-2 Merger Sub LLC 7.500% due 01/15/31 ~	400,000	422,949
H-Food Holdings LLC/Hearthside Finance Co., Inc. 8.500% due 06/01/26 ~	50,000	5,000
HealthEquity, Inc. 4.500% due 10/01/29 ~	100,000	92,976
Heartland Dental LLC/Heartland Dental Finance Corp. 10.500% due 04/30/28 ~	120,000	124,655
Herbalife Nutrition Ltd./HLF Financing, Inc. 7.875% due 09/01/25 ~	200,000	197,789
Hertz Corp. 5.000% due 12/01/29 ~	300,000	246,481
Hologic, Inc. 4.625% due 02/01/28 ~	191,000	183,532
Ingles Markets, Inc. 4.000% due 06/15/31 ~	100,000	88,360
IQVIA, Inc. 6.500% due 05/15/30 ~	200,000	205,272
Jazz Securities DAC 4.375% due 01/15/29 ~	300,000	279,630
Kedrion SpA (Italy) 6.500% due 09/01/29 ~	150,000	137,250
Korn Ferry 4.625% due 12/15/27 ~	150,000	145,044
Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc. (Canada) 5.000% due 12/31/26 ~	255,000	248,858
Lamb Weston Holdings, Inc. 4.875% due 05/15/28 ~	400,000	391,617
Land O’Lakes Capital Trust I 7.450% due 03/15/28 ~	43,000	41,190

	Principal Amount	Value
Legacy LifePoint Health LLC 4.375% due 02/15/27 ~	$230,000	$212,593
Legends Hospitality Holding Co. LLC/Legends Hospitality Co.-Issuer, Inc. 5.000% due 02/01/26 ~	100,000	99,912
LifePoint Health, Inc.
9.875% due 08/15/30 ~	142,000	143,681
11.000% due 10/15/30 ~	170,000	179,248
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 14.750% due 11/14/28 ~	100,000	107,888
Medline Borrower LP
3.875% due 04/01/29 ~	255,000	230,865
5.250% due 10/01/29 ~	388,000	366,240
Metis Merger Sub LLC 6.500% due 05/15/29 ~	100,000	90,542
Mobius Merger Sub, Inc. 9.000% due 06/01/30 ~	59,000	57,306
ModivCare, Inc. 5.875% due 11/15/25 ~	72,000	71,181
Molina Healthcare, Inc.
3.875% due 05/15/32 ~	345,000	301,842
4.375% due 06/15/28 ~	150,000	142,013
MPH Acquisition Holdings LLC 5.500% due 09/01/28 ~	290,000	260,001
Nathan’s Famous, Inc. 6.625% due 11/01/25 ~	10,000	9,988
Neptune Bidco U.S., Inc. 9.290% due 04/15/29 ~	325,000	303,328
NESCO Holdings II, Inc. 5.500% due 04/15/29 ~	100,000	92,559
Option Care Health, Inc. 4.375% due 10/31/29 ~	63,000	57,013
Organon & Co./Organon Foreign Debt
Co.-Issuer BV
4.125% due 04/30/28 ~	504,000	464,382
5.125% due 04/30/31 ~	200,000	171,285
Oriflame Investment Holding PLC (Switzerland) 5.125% due 05/04/26 ~	200,000	59,500
Owens & Minor, Inc.
4.500% due 03/31/29 ~	80,000	70,650
6.625% due 04/01/30 ~	139,000	132,892
Performance Food Group, Inc. 4.250% due 08/01/29 ~	158,000	145,078
Perrigo Finance Unlimited Co. 4.900% due 12/15/44	200,000	157,934
Port of Newcastle Investments Financing Pty. Ltd. (Australia) 5.900% due 11/24/31 ~	50,000	45,267
Post Holdings, Inc.
4.500% due 09/15/31 ~	500,000	448,761
5.750% due 03/01/27 ~	322,000	319,705
Prime Security Services Borrower LLC
/Prime Finance, Inc.
3.375% due 08/31/27 ~	100,000	92,782
5.750% due 04/15/26 ~	246,000	247,488
6.250% due 01/15/28 ~	50,000	49,747
Primo Water Holdings, Inc. (Canada) 4.375% due 04/30/29 ~	188,000	173,439
Radiology Partners, Inc. 9.250% due 02/01/28 ~	105,000	53,964
RCN Corp. (Escrow) * Y Ω ±	9,000	–
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc. 9.750% due 12/01/26 ~	50,000	49,660
RP Escrow Issuer LLC 5.250% due 12/15/25 ~	150,000	120,180
RR Donnelley & Sons Co. 9.750% due 07/31/28 ~	75,000	74,602
Sabre GLBL, Inc.
8.625% due 06/01/27 ~	207,000	188,551
11.250% due 12/15/27 ~	105,000	103,231

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Principal Amount	Value
Safeway, Inc. 7.250% due 02/01/31	$150,000	$156,752
SEG Holding LLC/SEG Finance Corp. 5.625% due 10/15/28 ~	200,000	200,970
Select Medical Corp. 6.250% due 08/15/26 ~	200,000	201,129
Service Corp. International
3.375% due 08/15/30	126,000	110,011
5.125% due 06/01/29	206,000	202,395
Shift4 Payments LLC/Shift4 Payments Finance Sub, Inc. 4.625% due 11/01/26 ~	50,000	48,652
Simmons Foods, Inc./Simmons Prepared Foods, Inc./Simmons Pet Food, Inc./Simmons Feed 4.625% due 03/01/29 ~	345,000	298,834
Sotheby’s 7.375% due 10/15/27 ~	200,000	193,139
Sotheby’s/Bidfair Holdings, Inc. 5.875% due 06/01/29 ~	150,000	129,882
Spectrum Brands, Inc. 5.000% due 10/01/29 ~	86,000	82,150
Star Parent, Inc. 9.000% due 10/01/30 ~	134,000	141,384
Surgery Center Holdings, Inc. 10.000% due 04/15/27 ~	100,000	101,265
Teleflex, Inc. 4.250% due 06/01/28 ~	95,000	90,134
Tenet Healthcare Corp.
4.375% due 01/15/30	236,000	218,965
4.875% due 01/01/26	545,000	539,243
5.125% due 11/01/27	876,000	856,970
6.750% due 05/15/31 ~	212,000	216,940
Toledo Hospital 5.325% due 11/15/28	164,000	150,880
TriNet Group, Inc.
3.500% due 03/01/29 ~	115,000	103,011
7.125% due 08/15/31 ~	50,000	51,244
Turning Point Brands, Inc. 5.625% due 02/15/26 ~	100,000	93,414
U.S. Acute Care Solutions LLC 6.375% due 03/01/26 ~	294,000	245,990
U.S. Foods, Inc.
4.750% due 02/15/29 ~	250,000	237,626
6.875% due 09/15/28 ~	76,000	78,326
7.250% due 01/15/32 ~	89,000	92,913
United Natural Foods, Inc. 6.750% due 10/15/28 ~	200,000	162,172
United Rentals North America, Inc.
3.875% due 11/15/27	175,000	167,169
3.875% due 02/15/31	400,000	363,920
4.875% due 01/15/28	115,000	112,356
5.250% due 01/15/30	142,000	139,979
5.500% due 05/15/27	130,000	130,377
VT Topco, Inc. 8.500% due 08/15/30 ~	68,000	70,818
WASH Multifamily Acquisition, Inc. 5.750% due 04/15/26 ~	255,000	245,669
Williams Scotsman, Inc.
4.625% due 08/15/28 ~	100,000	94,551
6.125% due 06/15/25 ~	105,000	105,318
7.375% due 10/01/31 ~	102,000	107,037
WW International, Inc. 4.500% due 04/15/29 ~	100,000	65,664
ZipRecruiter, Inc. 5.000% due 01/15/30 ~	100,000	87,421

		26,311,070

Diversified - 0.2%

Benteler International AG (Austria) 10.500% due 05/15/28 ~	200,000	210,845

	Principal Amount	Value
Stena AB (Sweden) 7.000% due 02/01/24 ~	$100,000	$99,849

		310,694

Energy - 10.4%

Aethon United BR LP/Aethon United Finance Corp. 8.250% due 02/15/26 ~	100,000	100,602
Antero Midstream Partners LP/Antero Midstream Finance Corp.
5.375% due 06/15/29 ~	135,000	129,945
5.750% due 03/01/27 ~	200,000	198,572
5.750% due 01/15/28 ~	197,000	195,217
Antero Resources Corp. 7.625% due 02/01/29 ~	74,000	76,000
Ascent Resources Utica Holdings LLC/ ARU Finance Corp.
7.000% due 11/01/26 ~	80,000	80,627
8.250% due 12/31/28 ~	165,000	166,152
Athabasca Oil Corp. (Canada) 9.750% due 11/01/26 ~	205,000	216,670
Baytex Energy Corp. (Canada)
8.500% due 04/30/30 ~	128,000	132,579
8.750% due 04/01/27 ~	185,000	191,335
Blue Racer Midstream LLC/Blue Racer Finance Corp.
6.625% due 07/15/26 ~	50,000	49,745
7.625% due 12/15/25 ~	100,000	101,405
Bristow Group, Inc. 6.875% due 03/01/28 ~	100,000	96,127
Buckeye Partners LP
4.125% due 03/01/25 ~	127,000	123,273
4.500% due 03/01/28 ~	105,000	99,020
5.850% due 11/15/43	250,000	202,915
Callon Petroleum Co. 6.375% due 07/01/26	155,000	154,720
Calumet Specialty Products Partners LP/Calumet Finance Corp. 9.750% due 07/15/28 ~	50,000	49,717
CGG SA (France) 8.750% due 04/01/27 ~	300,000	273,564
Chesapeake Energy Corp. 5.875% due 02/01/29 ~	185,000	181,494
Chord Energy Corp. 6.375% due 06/01/26 ~	150,000	150,151
Civitas Resources, Inc.
5.000% due 10/15/26 ~	60,000	58,245
8.375% due 07/01/28 ~	205,000	214,265
8.625% due 11/01/30 ~	133,000	141,188
8.750% due 07/01/31 ~	212,000	225,949
CNX Midstream Partners LP 4.750% due 04/15/30 ~	40,000	35,971
CNX Resources Corp.
6.000% due 01/15/29 ~	250,000	239,956
7.250% due 03/14/27 ~	23,000	23,246
Comstock Resources, Inc.
5.875% due 01/15/30 ~	270,000	234,534
6.750% due 03/01/29 ~	85,000	77,841
Crescent Energy Finance LLC
7.250% due 05/01/26 ~	235,000	236,690
9.250% due 02/15/28 ~	101,000	104,872
CrownRock LP/CrownRock Finance, Inc. 5.625% due 10/15/25 ~	294,000	293,793
CSI Compressco LP/CSI Compressco Finance, Inc. 7.500% due 04/01/25 ~	200,000	199,984
CVR Energy, Inc.
5.750% due 02/15/28 ~	125,000	115,443
8.500% due 01/15/29 ~	66,000	65,727
Delek Logistics Partners LP/Delek Logistics Finance Corp. 7.125% due 06/01/28 ~	100,000	94,562
Diamond Foreign Asset Co./Diamond Finance LLC 8.500% due 10/01/30 ~	92,000	94,157

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Principal Amount	Value
DT Midstream, Inc.
4.125% due 06/15/29 ~	$95,000	$87,510
4.375% due 06/15/31 ~	200,000	180,658
Enerflex Ltd. (Canada) 9.000% due 10/15/27 ~	30,000	28,971
Energy Ventures Gom LLC/EnVen Finance Corp. 11.750% due 04/15/26 ~	75,000	78,145
EnLink Midstream LLC
5.625% due 01/15/28 ~	75,000	74,221
6.500% due 09/01/30 ~	245,000	250,417
EnLink Midstream Partners LP
4.150% due 06/01/25	120,000	117,404
5.450% due 06/01/47	50,000	43,738
EnQuest PLC (United Kingdom) 11.625% due 11/01/27 ~	200,000	190,936
EQM Midstream Partners LP
4.750% due 01/15/31 ~	108,000	100,655
6.000% due 07/01/25 ~	221,000	221,037
7.500% due 06/01/27 ~	100,000	103,102
7.500% due 06/01/30 ~	100,000	107,616
FTAI Infra Escrow Holdings LLC 10.500% due 06/01/27 ~	200,000	207,682
Genesis Energy LP/Genesis Energy Finance Corp.
8.250% due 01/15/29	68,000	70,029
8.875% due 04/15/30	150,000	155,266
Global Partners LP/GLP Finance Corp.
6.875% due 01/15/29	100,000	96,948
7.000% due 08/01/27	150,000	146,793
Greenfire Resources Ltd. (Canada) 12.000% due 10/01/28 ~	50,000	49,713
Gulfport Energy Corp. 8.000% due 05/17/26 ~	200,000	202,387
Harbour Energy PLC (United Kingdom) 5.500% due 10/15/26 ~	200,000	195,691
Helix Energy Solutions Group, Inc. 9.750% due 03/01/29 ~	50,000	52,623
Hess Midstream Operations LP
4.250% due 02/15/30 ~	230,000	211,864
5.625% due 02/15/26 ~	200,000	198,712
HF Sinclair Corp.
5.000% due 02/01/28 ~	159,000	154,343
6.375% due 04/15/27 ~	35,000	35,295
Hilcorp Energy I LP/Hilcorp Finance Co.
6.000% due 04/15/30 ~	50,000	48,558
6.250% due 04/15/32 ~	250,000	240,849
8.375% due 11/01/33 ~	85,000	90,184
Howard Midstream Energy Partners LLC
6.750% due 01/15/27 ~	100,000	98,987
8.875% due 07/15/28 ~	100,000	105,065
Ithaca Energy North Sea PLC (United Kingdom) 9.000% due 07/15/26 ~	200,000	198,054
KCA Deutag U.K. Finance PLC (United Kingdom) 9.875% due 12/01/25 ~	100,000	101,687
Kinetik Holdings LP
5.875% due 06/15/30 ~	290,000	284,888
6.625% due 12/15/28 ~	105,000	107,041
Magnolia Oil & Gas Operating LLC/Magnolia Oil & Gas Finance Corp. 6.000% due 08/01/26 ~	100,000	97,604
Matador Resources Co. 6.875% due 04/15/28 ~	55,000	55,841
Moss Creek Resources Holdings, Inc.
7.500% due 01/15/26 ~	50,000	49,944
10.500% due 05/15/27 ~	100,000	102,926
Murphy Oil Corp.
5.875% due 12/01/27	76,000	75,683
6.375% due 07/15/28	323,000	324,784
Nabors Industries Ltd. 7.250% due 01/15/26 ~	363,000	349,286

	Principal Amount	Value
Nabors Industries, Inc.
5.750% due 02/01/25	$85,000	$85,025
9.125% due 01/31/30 ~	103,333	103,842
Neptune Energy Bondco PLC (United Kingdom) 6.625% due 05/15/25 ~	250,000	247,948
New Fortress Energy, Inc.
6.500% due 09/30/26 ~	300,000	288,392
6.750% due 09/15/25 ~	100,000	99,282
Noble Finance II LLC 8.000% due 04/15/30 ~	90,000	93,726
Northern Oil & Gas, Inc. 8.750% due 06/15/31 ~	58,000	60,485
Northriver Midstream Finance LP (Canada) 5.625% due 02/15/26 ~	250,000	242,640
NuStar Logistics LP 6.000% due 06/01/26	171,000	170,852
Oceaneering International, Inc. 6.000% due 02/01/28	100,000	97,041
Parkland Corp. (Canada)
4.500% due 10/01/29 ~	140,000	128,491
5.875% due 07/15/27 ~	132,000	131,550
PBF Holding Co. LLC/PBF Finance Corp.
6.000% due 02/15/28	150,000	146,196
7.875% due 09/15/30 ~	86,000	87,684
Permian Resources Operating LLC
7.000% due 01/15/32 ~	89,000	91,885
8.000% due 04/15/27 ~	190,000	197,137
9.875% due 07/15/31 ~	100,000	111,238
Precision Drilling Corp. (Canada) 6.875% due 01/15/29 ~	125,000	120,677
Puma International Financing SA (Singapore) 5.000% due 01/24/26 ~	200,000	190,330
Range Resources Corp. 4.750% due 02/15/30 ~	29,000	26,839
Rockies Express Pipeline LLC
3.600% due 05/15/25 ~	250,000	242,189
4.800% due 05/15/30 ~	200,000	183,258
Sitio Royalties Operating Partnership LP/Sitio Finance Corp. 7.875% due 11/01/28 ~	35,000	36,297
SM Energy Co.
5.625% due 06/01/25	113,000	111,776
6.625% due 01/15/27	100,000	99,536
6.750% due 09/15/26	60,000	59,897
Southwestern Energy Co.
5.375% due 03/15/30	50,000	48,882
5.700% due 01/23/25	14,000	13,953
8.375% due 09/15/28	150,000	155,454
Sunnova Energy Corp.
5.875% due 09/01/26 ~	110,000	93,735
11.750% due 10/01/28 ~	31,000	28,238
Sunoco LP/Sunoco Finance Corp.
4.500% due 05/15/29	200,000	186,005
7.000% due 09/15/28 ~	80,000	82,592
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.
6.000% due 12/31/30 ~	215,000	200,171
6.000% due 09/01/31 ~	200,000	185,273
Talos Production, Inc. 12.000% due 01/15/26	100,000	102,937
TerraForm Power Operating LLC 4.750% due 01/15/30 ~	177,000	164,806
TransMontaigne Partners LP/TLP Finance Corp. 6.125% due 02/15/26	50,000	45,481
Transocean Aquila Ltd. 8.000% due 09/30/28 ~	21,000	21,329
Transocean, Inc. 9.350% due 12/15/41	490,000	439,295
Valaris Ltd. 8.375% due 04/30/30 ~	133,000	136,378

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Principal Amount	Value
Venture Global Calcasieu Pass LLC
4.125% due 08/15/31 ~	$544,000	$479,963
6.250% due 01/15/30 ~	243,000	242,006
Venture Global LNG, Inc.
8.125% due 06/01/28 ~	344,000	347,718
8.375% due 06/01/31 ~	313,000	313,309
9.500% due 02/01/29 ~	287,000	303,873
9.875% due 02/01/32 ~	223,000	232,425
Viper Energy, Inc. 7.375% due 11/01/31 ~	25,000	25,903
Vital Energy, Inc.
9.500% due 01/15/25	180,000	180,180
9.750% due 10/15/30	70,000	72,620
10.125% due 01/15/28	160,000	164,530
W&T Offshore, Inc. 11.750% due 02/01/26 ~	150,000	154,377

		18,995,036

Financial - 11.0%

Acrisure LLC/Acrisure Finance, Inc. 4.250% due 02/15/29 ~	340,000	307,348
AG Issuer LLC 6.250% due 03/01/28 ~	70,000	69,659
AG TTMT Escrow Issuer LLC 8.625% due 09/30/27 ~	120,000	126,288
Alliant Holdings Intermediate LLC/ Alliant Holdings Co-Issuer
4.250% due 10/15/27 ~	220,000	211,623
6.750% due 04/15/28 ~	80,000	81,892
7.000% due 01/15/31 ~	51,000	53,830
Ally Financial, Inc. 6.700% due 02/14/33	150,000	150,333
AmWINS Group, Inc. 4.875% due 06/30/29 ~	85,000	77,738
Apollo Commercial Real Estate Finance, Inc. 4.625% due 06/15/29 ~	150,000	126,353
Aretec Group, Inc.
7.500% due 04/01/29 ~	300,000	270,363
10.000% due 08/15/30 ~	164,286	174,784
Assurant, Inc. 7.000% due 03/27/48	200,000	202,003
AssuredPartners, Inc. 7.000% due 08/15/25 ~	64,000	64,177
Brandywine Operating Partnership LP
3.950% due 11/15/27	50,000	44,724
4.100% due 10/01/24	50,000	49,039
4.550% due 10/01/29	50,000	43,844
Bread Financial Holdings, Inc.
7.000% due 01/15/26 ~	117,089	116,484
9.750% due 03/15/29 ~	104,000	107,899
Brightsphere Investment Group, Inc. 4.800% due 07/27/26	100,000	95,983
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LLC 4.500% due 04/01/27 ~	150,000	135,185
Burford Capital Global Finance LLC 6.875% due 04/15/30 ~	200,000	193,284
Castlelake Aviation Finance DAC 5.000% due 04/15/27 ~	100,000	94,062
Coinbase Global, Inc. 3.625% due 10/01/31 ~	85,000	65,794
Constellation Insurance, Inc. 6.800% due 01/24/30 ~	400,000	379,543
Credit Acceptance Corp.
6.625% due 03/15/26	200,000	199,750
9.250% due 12/15/28 ~	88,000	93,914
CTR Partnership LP/CareTrust Capital Corp. 3.875% due 06/30/28 ~	100,000	91,381
Curo Group Holdings Corp. 7.500% due 08/01/28 ~	250,000	84,375

	Principal Amount	Value
Cushman & Wakefield U.S. Borrower LLC
6.750% due 05/15/28 ~	$200,000	$199,203
8.875% due 09/01/31 ~	53,000	56,208
Enova International, Inc. 11.250% due 12/15/28 ~	63,000	64,953
Enstar Finance LLC 5.500% due 01/15/42	250,000	212,216
Freedom Mortgage Corp.
7.625% due 05/01/26 ~	190,000	187,664
12.000% due 10/01/28 ~	108,000	118,035
12.250% due 10/01/30 ~	89,000	97,772
Genworth Holdings, Inc. 6.500% due 06/15/34	100,000	91,570
GGAM Finance Ltd. (Ireland)
7.750% due 05/15/26 ~	150,000	152,410
8.000% due 02/15/27 ~	163,000	167,285
8.000% due 06/15/28 ~	100,000	103,571
goeasy Ltd. (Canada)
4.375% due 05/01/26 ~	75,000	72,293
9.250% due 12/01/28 ~	62,000	66,269
Greystar Real Estate Partners LLC 7.750% due 09/01/30 ~	60,000	62,931
GTCR AP Finance, Inc. 8.000% due 05/15/27 ~	50,000	50,575
HAT Holdings I LLC/HAT Holdings II LLC
3.750% due 12/15/27 ~	250,000	209,114
8.000% due 06/15/27 ~	78,000	81,322
Healthcare Realty Holdings LP 3.375% due 06/15/26 ~	300,000	282,148
Hightower Holding LLC 6.750% due 04/15/29 ~	83,000	75,473
Howard Hughes Corp. 4.125% due 02/01/29 ~	400,000	357,118
HUB International Ltd.
7.000% due 05/01/26 ~	245,000	246,231
7.250% due 06/15/30 ~	360,000	380,486
Hunt Cos., Inc. 5.250% due 04/15/29 ~	200,000	178,687
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
4.375% due 02/01/29	200,000	167,250
5.250% due 05/15/27	200,000	179,823
6.250% due 05/15/26	100,000	95,499
6.375% due 12/15/25	50,000	49,131
9.750% due 01/15/29 ~	115,000	117,467
Intesa Sanpaolo SpA (Italy)
4.950% due 06/01/42 ~	250,000	178,212
5.017% due 06/26/24 ~	400,000	395,984
Iron Mountain Information Management Services, Inc. 5.000% due 07/15/32 ~	150,000	137,739
Iron Mountain, Inc.
4.875% due 09/15/27 ~	425,000	414,985
5.000% due 07/15/28 ~	65,000	62,511
5.250% due 07/15/30 ~	125,000	119,130
7.000% due 02/15/29 ~	183,000	188,216
Jefferies Finance LLC/JFIN Co.-Issuer Corp. 5.000% due 08/15/28 ~	250,000	224,056
Jefferson Capital Holdings LLC 6.000% due 08/15/26 ~	5,000	4,790
Jones Deslauriers Insurance Management, Inc. (Canada) 8.500% due 03/15/30 ~	245,000	257,592
Kennedy-Wilson, Inc.
4.750% due 03/01/29	155,000	129,581
4.750% due 02/01/30	180,000	146,128
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp. 5.250% due 10/01/25 ~	250,000	246,846
LD Holdings Group LLC 6.500% due 11/01/25 ~	96,000	89,097

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Principal Amount	Value
Liberty Mutual Group, Inc.
4.125% due 12/15/51 ~	$250,000	$209,964
4.300% due 02/01/61 ~	100,000	65,889
Macquarie Airfinance Holdings Ltd. (United Kingdom)
8.125% due 03/30/29 ~	131,000	137,034
8.375% due 05/01/28 ~	95,000	99,576
Midcap Financial Issuer Trust 5.625% due 01/15/30 ~	250,000	223,125
MPT Operating Partnership LP/MPT Finance Corp.
3.500% due 03/15/31	190,000	119,052
5.250% due 08/01/26	500,000	447,541
Nationstar Mortgage Holdings, Inc. 5.125% due 12/15/30 ~	105,000	95,077
Navient Corp.
5.625% due 08/01/33	150,000	123,278
6.750% due 06/25/25	200,000	202,509
6.750% due 06/15/26	100,000	101,726
9.375% due 07/25/30	67,000	70,250
11.500% due 03/15/31	145,000	158,956
NFP Corp.
6.875% due 08/15/28 ~	270,000	274,678
7.500% due 10/01/30 ~	133,000	141,673
8.500% due 10/01/31 ~	50,000	54,226
Office Properties Income Trust
4.250% due 05/15/24	100,000	94,843
4.500% due 02/01/25	250,000	196,644
OneMain Finance Corp.
3.500% due 01/15/27	355,000	328,787
4.000% due 09/15/30	160,000	137,147
6.625% due 01/15/28	216,000	218,226
6.875% due 03/15/25	238,000	241,114
7.875% due 03/15/30	150,000	154,538
9.000% due 01/15/29	121,000	128,028
Osaic Holdings, Inc. 10.750% due 08/01/27 ~	100,000	101,604
Oxford Finance LLC/Oxford Finance Co.-Issuer II, Inc. 6.375% due 02/01/27 ~	75,000	70,962
Pacific Western Bank 3.250% due 05/01/31	100,000	86,178
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer 4.875% due 05/15/29 ~	388,000	359,575
PennyMac Financial Services, Inc.
5.375% due 10/15/25 ~	225,000	222,609
5.750% due 09/15/31 ~	100,000	92,696
7.875% due 12/15/29 ~	99,000	102,049
PRA Group, Inc. 8.375% due 02/01/28 ~	75,000	72,251
Provident Funding Associates LP/PFG Finance Corp. 6.375% due 06/15/25 ~	50,000	46,132
Realogy Group LLC/Realogy Co-Issuer Corp. 5.250% due 04/15/30 ~	273,000	204,104
RHP Hotel Properties LP/RHP Finance Corp.
4.500% due 02/15/29 ~	110,000	102,394
7.250% due 07/15/28 ~	66,000	68,661
Rocket Mortgage LLC/Rocket
Mortgage Co.-Issuer, Inc.
2.875% due 10/15/26 ~	339,000	313,014
4.000% due 10/15/33 ~	50,000	42,534
Ryan Specialty LLC 4.375% due 02/01/30 ~	120,000	111,450
SBA Communications Corp. 3.125% due 02/01/29	315,000	283,368
Service Properties Trust
4.750% due 10/01/26	150,000	140,158
5.500% due 12/15/27	350,000	320,823
8.625% due 11/15/31 ~	125,000	131,033

	Principal Amount	Value
SLM Corp.
3.125% due 11/02/26	$175,000	$163,326
4.200% due 10/29/25	110,000	106,798
Starwood Property Trust, Inc.
3.625% due 07/15/26 ~	110,000	104,298
3.750% due 12/31/24 ~	63,000	61,869
4.375% due 01/15/27 ~	125,000	117,936
4.750% due 03/15/25	138,000	136,287
StoneX Group, Inc. 8.625% due 06/15/25 ~	75,000	76,106
Synchrony Financial 7.250% due 02/02/33	188,000	186,704
Synovus Financial Corp. 5.900% due 02/07/29	100,000	93,793
UniCredit SpA (Italy) 5.459% due 06/30/35 ~	450,000	423,761
United Wholesale Mortgage LLC 5.500% due 11/15/25 ~	95,000	94,485
Uniti Group LP/Uniti Fiber Holdings, Inc./ CSL Capital LLC
4.750% due 04/15/28 ~	250,000	215,733
6.000% due 01/15/30 ~	150,000	104,983
6.500% due 02/15/29 ~	275,000	198,729
10.500% due 02/15/28 ~	186,000	188,727
USI, Inc. 7.500% due 01/15/32 ~	107,000	109,680
Vornado Realty LP
3.500% due 01/15/25	28,000	27,133
2.150% due 06/01/26	50,000	45,108
3.400% due 06/01/31	63,000	48,905
Western Alliance Bancorp 3.000% due 06/15/31	200,000	174,500

		20,003,560

Industrial - 12.2%

Advanced Drainage Systems, Inc. 6.375% due 06/15/30 ~	82,000	82,667
AECOM 5.125% due 03/15/27	165,000	163,915
AmeriTex HoldCo Intermediate LLC 10.250% due 10/15/28 ~	63,000	64,654
ARD Finance SA (Luxembourg) 6.500% Cash or 7.250% PIK due 06/30/27 ~	300,000	140,485
Ardagh Metal Packaging Finance USA LLC/ Ardagh Metal Packaging Finance PLC
3.250% due 09/01/28 ~	300,000	262,794
6.000% due 06/15/27 ~	200,000	199,408
Ardagh Packaging Finance PLC /Ardagh Holdings USA, Inc.
5.250% due 04/30/25 ~	200,000	194,668
5.250% due 08/15/27 ~	300,000	233,412
Artera Services LLC 9.033% due 12/04/25 ~	90,000	85,223
Atkore, Inc. 4.250% due 06/01/31 ~	99,000	88,474
ATS Corp. (Canada) 4.125% due 12/15/28 ~	200,000	184,086
Ball Corp.
4.875% due 03/15/26	265,000	264,198
5.250% due 07/01/25	190,000	189,889
6.000% due 06/15/29	175,000	178,924
Berry Global, Inc. 4.500% due 02/15/26 ~	89,000	86,803
Bombardier, Inc. (Canada)
6.000% due 02/15/28 ~	317,000	309,227
7.125% due 06/15/26 ~	284,000	282,932
7.500% due 02/01/29 ~	115,000	117,005
8.750% due 11/15/30 ~	108,000	115,123
Brand Industrial Services, Inc. 10.375% due 08/01/30 ~	206,000	218,109
Builders FirstSource, Inc. 4.250% due 02/01/32 ~	400,000	361,394

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Principal Amount	Value
BWX Technologies, Inc. 4.125% due 04/15/29 ~	$200,000	$182,717
Calderys Financing LLC (France) 11.250% due 06/01/28 ~	125,000	131,080
Cascades, Inc./Cascades USA, Inc. (Canada) 5.125% due 01/15/26 ~	250,000	244,495
Chart Industries, Inc. 9.500% due 01/01/31 ~	100,000	108,700
Clean Harbors, Inc. 5.125% due 07/15/29 ~	100,000	96,073
Clearwater Paper Corp. 4.750% due 08/15/28 ~	250,000	232,897
Clydesdale Acquisition Holdings, Inc. 8.750% due 04/15/30 ~	327,000	305,280
Coherent Corp. 5.000% due 12/15/29 ~	200,000	190,160
Covanta Holding Corp. 5.000% due 09/01/30	200,000	170,667
CP Atlas Buyer, Inc. 7.000% due 12/01/28 ~	200,000	174,356
Crown Americas LLC/Crown Americas Capital Corp. V 4.250% due 09/30/26	190,000	184,484
Crown Americas LLC/Crown Americas Capital Corp. VI 4.750% due 02/01/26	250,000	247,783
Eco Material Technologies, Inc. 7.875% due 01/31/27 ~	100,000	100,125
Emerald Debt Merger Sub LLC 6.625% due 12/15/30 ~	360,000	368,143
Energizer Holdings, Inc.
4.750% due 06/15/28 ~	100,000	92,559
6.500% due 12/31/27 ~	100,000	100,103
EnerSys 4.375% due 12/15/27 ~	150,000	142,594
Enpro, Inc. 5.750% due 10/15/26	100,000	99,080
F-Brasile SpA/F-Brasile U.S. LLC (Italy) 7.375% due 08/15/26 ~	200,000	195,697
Fortress Transportation & Infrastructure Investors LLC 7.875% due 12/01/30 ~	358,333	373,645
FXI Holdings, Inc. 12.250% due 11/15/26 ~	313,000	279,919
GFL Environmental, Inc. (Canada)
3.500% due 09/01/28 ~	400,000	370,022
4.250% due 06/01/25 ~	265,000	261,250
6.750% due 01/15/31 ~	70,000	72,207
GN Bondco LLC 9.500% due 10/15/31 ~	33,000	32,262
GrafTech Finance, Inc. 4.625% due 12/15/28 ~	200,000	132,828
GrafTech Global Enterprises, Inc. 9.875% due 12/15/28 ~	90,000	69,525
Graphic Packaging International LLC
3.750% due 02/01/30 ~	125,000	112,696
4.125% due 08/15/24	100,000	98,707
4.750% due 07/15/27 ~	200,000	194,215
Great Lakes Dredge & Dock Corp. 5.250% due 06/01/29 ~	250,000	212,810
Griffon Corp. 5.750% due 03/01/28	125,000	122,973
Hillenbrand, Inc.
3.750% due 03/01/31	125,000	108,365
5.750% due 06/15/25	165,000	164,960
Howmet Aerospace, Inc.
5.950% due 02/01/37	147,000	153,614
6.750% due 01/15/28	257,000	270,756
6.875% due 05/01/25	12,000	12,165

	Principal Amount	Value
Husky III Holding Ltd. (Canada) 13.000% Cash or 13.750% PIK due 02/15/25 ~	$200,000	$199,624
Imola Merger Corp. 4.750% due 05/15/29 ~	130,000	123,675
Intelligent Packaging Ltd. Finco, Inc./Intelligent Packaging Ltd. Co-Issuer LLC (Canada) 6.000% due 09/15/28 ~	88,000	82,198
James Hardie International Finance DAC 5.000% due 01/15/28 ~	200,000	193,702
Knife River Corp. 7.750% due 05/01/31 ~	65,000	69,257
LABL, Inc.
5.875% due 11/01/28 ~	40,000	36,316
6.750% due 07/15/26 ~	200,000	194,706
9.500% due 11/01/28 ~	43,000	43,484
10.500% due 07/15/27 ~	300,000	288,053
Likewize Corp. 9.750% due 10/15/25 ~	120,000	121,744
Louisiana-Pacific Corp. 3.625% due 03/15/29 ~	99,000	88,794
Madison IAQ LLC 4.125% due 06/30/28 ~	210,000	191,129
MasTec, Inc. 6.625% due 08/15/29 ~	100,000	91,387
Mauser Packaging Solutions Holding Co. 9.250% due 04/15/27 ~	505,000	496,233
Maxim Crane Works Holdings Capital LLC 11.500% due 09/01/28 ~	83,000	86,112
Moog, Inc. 4.250% due 12/15/27 ~	100,000	94,524
Mueller Water Products, Inc. 4.000% due 06/15/29 ~	50,000	45,605
NAC Aviation 29 DAC (Ireland) 4.750% due 06/30/26	214,853	197,933
New Enterprise Stone & Lime Co., Inc. 5.250% due 07/15/28 ~	120,000	114,626
Oscar AcquisitionCo LLC/Oscar Finance, Inc. 9.500% due 04/15/30 ~	100,000	97,618
Owens-Brockway Glass Container, Inc.
6.375% due 08/15/25 ~	300,000	302,119
7.250% due 05/15/31 ~	100,000	101,514
Pactiv Evergreen Group Issuer LLC/Pactiv Evergreen Group Issuer, Inc. 4.375% due 10/15/28 ~	100,000	93,589
Pactiv Evergreen Group Issuer, Inc./Pactiv Evergreen Group Issuer LLC 4.000% due 10/15/27 ~	200,000	187,125
Pactiv LLC
7.950% due 12/15/25	100,000	101,574
8.375% due 04/15/27	100,000	102,750
Railworks Holdings LP/Railworks Rally, Inc. 8.250% due 11/15/28 ~	150,000	148,673
Rand Parent LLC 8.500% due 02/15/30 ~	230,000	220,209
Roller Bearing Co. of America, Inc. 4.375% due 10/15/29 ~	50,000	46,334
Sealed Air Corp.
5.000% due 04/15/29 ~	100,000	96,810
6.125% due 02/01/28 ~	107,000	107,991
6.875% due 07/15/33 ~	54,000	57,338
Sealed Air Corp./Sealed Air Corp. U.S. 7.250% due 02/15/31 ~	63,000	66,878
Seaspan Corp. (Hong Kong) 5.500% due 08/01/29 ~	121,000	101,331
Sensata Technologies BV
5.000% due 10/01/25 ~	250,000	250,458
5.875% due 09/01/30 ~	109,000	108,409
Sensata Technologies, Inc. 3.750% due 02/15/31 ~	400,000	353,116

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Principal Amount	Value
Silgan Holdings, Inc. 4.125% due 02/01/28	$140,000	$133,844
Smyrna Ready Mix Concrete LLC
6.000% due 11/01/28 ~	200,000	197,209
8.875% due 11/15/31 ~	159,000	167,312
Spirit AeroSystems, Inc.
4.600% due 06/15/28	55,000	48,711
9.375% due 11/30/29 ~	150,000	164,329
9.750% due 11/15/30 ~	150,000	161,434
SPX FLOW, Inc. 8.750% due 04/01/30 ~	167,000	167,192
Standard Industries, Inc. 5.000% due 02/15/27 ~	210,000	204,897
Stericycle, Inc. 3.875% due 01/15/29 ~	324,000	294,268
Summit Materials LLC/Summit Materials Finance Corp.
5.250% due 01/15/29 ~	165,000	159,792
6.500% due 03/15/27 ~	175,000	175,221
7.250% due 01/15/31 ~	112,000	118,085
Tervita Corp. (Canada) 11.000% due 12/01/25 ~	210,000	221,448
Titan Acquisition Ltd./Titan Co.-Borrower LLC (Canada) 7.750% due 04/15/26 ~	155,000	156,128
TopBuild Corp. 4.125% due 02/15/32 ~	35,000	31,184
TransDigm, Inc.
4.625% due 01/15/29	488,000	458,476
6.250% due 03/15/26 ~	590,000	589,580
6.750% due 08/15/28 ~	289,000	296,032
6.875% due 12/15/30 ~	214,000	220,560
7.125% due 12/01/31 ~	168,000	176,260
Trident TPI Holdings, Inc. 12.750% due 12/31/28 ~	110,000	117,837
TriMas Corp. 4.125% due 04/15/29 ~	100,000	89,969
Trinity Industries, Inc.
4.550% due 10/01/24	175,000	172,581
7.750% due 07/15/28 ~	70,000	72,359
Triumph Group, Inc. 9.000% due 03/15/28 ~	137,000	145,850
Trivium Packaging Finance BV (Netherlands) 8.500% due 08/15/27 ~	200,000	196,326
TTM Technologies, Inc. 4.000% due 03/01/29 ~	390,000	354,740
Tutor Perini Corp. 6.875% due 05/01/25 ~	150,000	146,558
Waste Pro USA, Inc. 5.500% due 02/15/26 ~	240,000	231,271
Watco Cos LLC/Watco Finance Corp. 6.500% due 06/15/27 ~	200,000	200,213
Weekley Homes LLC/Weekley Finance Corp. 4.875% due 09/15/28 ~	134,000	125,092
Werner FinCo LP/Werner FinCo, Inc. 11.500% due 06/15/28 ~	100,000	103,998
WESCO Distribution, Inc.
7.125% due 06/15/25 ~	220,000	221,769
7.250% due 06/15/28 ~	190,000	195,423
XPO, Inc.
7.125% due 06/01/31 ~	83,000	86,010
7.125% due 02/01/32 ~	63,000	65,061

		22,203,259

Technology - 4.0%

Ahead DB Holdings LLC 6.625% due 05/01/28 ~	33,000	28,784
Alteryx, Inc. 8.750% due 03/15/28 ~	94,000	100,122
ams-OSRAM AG (Austria) 12.250% due 03/30/29 ~	100,000	111,333

	Principal Amount	Value
ASGN, Inc. 4.625% due 05/15/28 ~	$129,000	$122,631
AthenaHealth Group, Inc. 6.500% due 02/15/30 ~	435,000	395,203
Black Knight InfoServ LLC 3.625% due 09/01/28 ~	164,000	155,595
Capstone Borrower, Inc. 8.000% due 06/15/30 ~	100,000	104,147
Central Parent LLC/CDK Global II LLC/CDK Financing Co., Inc. 8.000% due 06/15/29 ~	99,000	103,408
Central Parent, Inc./CDK Global, Inc. 7.250% due 06/15/29 ~	185,000	188,810
Cloud Software Group, Inc.
6.500% due 03/31/29 ~	475,000	452,794
9.000% due 09/30/29 ~	620,000	589,814
Conduent Business Services LLC/Conduent State & Local Solutions, Inc. 6.000% due 11/01/29 ~	100,000	90,163
Consensus Cloud Solutions, Inc. 6.500% due 10/15/28 ~	90,000	81,728
Crane NXT Co.
4.200% due 03/15/48	50,000	37,610
6.550% due 11/15/36	50,000	51,124
Crowdstrike Holdings, Inc. 3.000% due 02/15/29	115,000	104,056
Elastic NV 4.125% due 07/15/29 ~	165,000	151,686
Entegris Escrow Corp. 5.950% due 06/15/30 ~	250,000	248,776
Exela Intermediate LLC/Exela Finance, Inc. 11.500% Cash or 5.750% PIK due 04/15/26 ~	158,416	28,515
Fair Isaac Corp.
4.000% due 06/15/28 ~	100,000	94,698
5.250% due 05/15/26 ~	100,000	99,376
McAfee Corp. 7.375% due 02/15/30 ~	465,000	425,283
NCR Atleos Corp. 9.500% due 04/01/29 ~	150,000	159,506
NCR Voyix Corp. 5.125% due 04/15/29 ~	96,000	91,365
ON Semiconductor Corp. 3.875% due 09/01/28 ~	205,000	190,321
Open Text Corp. (Canada) 3.875% due 12/01/29 ~	117,000	105,049
Presidio Holdings, Inc. 4.875% due 02/01/27 ~	150,000	147,170
PTC, Inc. 3.625% due 02/15/25 ~	77,000	75,340
Rackspace Technology Global, Inc. 3.500% due 02/15/28 ~	200,000	80,521
RingCentral, Inc. 8.500% due 08/15/30 ~	50,000	51,179
Rocket Software, Inc. 6.500% due 02/15/29 ~	200,000	174,213
Science Applications International Corp. 4.875% due 04/01/28 ~	160,000	153,037
Seagate HDD Cayman
5.750% due 12/01/34	50,000	48,107
8.250% due 12/15/29 ~	150,000	161,889
8.500% due 07/15/31 ~	150,000	162,889
SS&C Technologies, Inc. 5.500% due 09/30/27 ~	318,000	313,662
Synaptics, Inc. 4.000% due 06/15/29 ~	200,000	179,668
Unisys Corp. 6.875% due 11/01/27 ~	200,000	180,273
Veritas U.S., Inc./Veritas Bermuda Ltd. 7.500% due 09/01/25 ~	50,000	41,317

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Principal Amount	Value
Virtusa Corp. 7.125% due 12/15/28 ~	$99,000	$85,054
Western Digital Corp. 4.750% due 02/15/26	350,000	343,598
Xerox Corp. 6.750% due 12/15/39	150,000	131,155
Xerox Holdings Corp.
5.000% due 08/15/25 ~	200,000	196,113
5.500% due 08/15/28 ~	150,000	135,536
ZoomInfo Technologies LLC/ZoomInfo Finance Corp. 3.875% due 02/01/29 ~	250,000	226,905

		7,199,523

Utilities - 3.0%

Algonquin Power & Utilities Corp. (Canada) 4.750% due 01/18/82	100,000	84,614
AmeriGas Partners LP/AmeriGas Finance Corp.
5.500% due 05/20/25	265,000	261,550
5.875% due 08/20/26	184,000	182,321
9.375% due 06/01/28 ~	63,000	65,131
Calpine Corp.
3.750% due 03/01/31 ~	265,000	232,737
4.500% due 02/15/28 ~	107,000	101,840
4.625% due 02/01/29 ~	200,000	185,959
5.000% due 02/01/31 ~	185,000	169,835
5.250% due 06/01/26 ~	83,000	81,949
Clearway Energy Operating LLC
3.750% due 02/15/31 ~	35,000	30,869
3.750% due 01/15/32 ~	175,000	152,662
4.750% due 03/15/28 ~	174,000	167,768
DPL, Inc.
4.125% due 07/01/25	150,000	146,368
4.350% due 04/15/29	150,000	139,759
Edison International
7.875% due 06/15/54	31,000	31,310
8.125% due 06/15/53	200,000	204,667
FirstEnergy Corp.
1.600% due 01/15/26	100,000	93,081
2.050% due 03/01/25	100,000	96,575
7.375% due 11/15/31	450,000	531,418
NextEra Energy Operating Partners LP
4.500% due 09/15/27 ~	158,000	152,197
7.250% due 01/15/29 ~	87,000	91,135
NRG Energy, Inc.
3.375% due 02/15/29 ~	90,000	79,591
3.875% due 02/15/32 ~	239,000	204,877
5.750% due 01/15/28	103,000	102,686
Pattern Energy Operations LP/Pattern Energy Operations, Inc. 4.500% due 08/15/28 ~	185,000	175,129
PG&E Corp. 5.000% due 07/01/28	315,000	306,686
Pike Corp.
5.500% due 09/01/28 ~	171,000	163,119
8.625% due 01/31/31 ~	50,000	52,605

	Principal Amount	Value
Solaris Midstream Holdings LLC 7.625% due 04/01/26 ~	$100,000	$101,470
Talen Energy Supply LLC 8.625% due 06/01/30 ~	230,000	244,554
TransAlta Corp. (Canada) 6.500% due 03/15/40	100,000	99,596
Vistra Operations Co. LLC
5.000% due 07/31/27 ~	74,000	72,093
5.625% due 02/15/27 ~	500,000	493,509
7.750% due 10/15/31 ~	204,000	212,025

		5,511,685

Total Corporate Bonds & Notes (Cost $186,781,755)		178,885,747

	Shares

SHORT-TERM INVESTMENTS - 0.4%

Money Market Funds - 0.4%

BlackRock Liquidity Funds: T-Fund Institutional Shares 5.255%	740,411	740,411

Total Short-Term Investments (Cost $740,411)		740,411

TOTAL INVESTMENTS - 98.7% (Cost $187,567,157)		179,629,463

OTHER ASSETS & LIABILITIES, NET - 1.3%		2,350,850

NET ASSETS - 100.0%		$181,980,313

Notes to Schedule of Investments

(a)	As of December 31, 2023, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Cyclical	21.7%
Communications	16.4%
Consumer, Non-Cyclical	14.4%
Industrial	12.2%
Financial	11.0%
Energy	10.4%
Basic Materials	5.0%
Technology	4.0%
Utilities	3.0%
Others (each less than 3.0%)	0.6%

98.7%
Other Assets & Liabilities, Net	1.3%

100.0%

(b)	As of December 31, 2023, investments with a total aggregate value of $147,800 or 0.1% of the Fund’s net assets were in default.

(c)	Fair Value Measurements

As of December 31, 2023, the Fund’s investments, as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities were as follows:

		Total Value at December 31, 2023	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$3,305	$3,305	$–	$–
	Corporate Bonds & Notes	178,885,747	–	178,885,747	–
	Short-Term Investments	740,411	740,411	–	–

	Total	$179,629,463	$743,716	$178,885,747	$–

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

PD LARGE-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments

December 31, 2023

	Shares	Value
COMMON STOCKS - 98.0%

Basic Materials - 0.6%

Axalta Coating Systems Ltd. *	926	$31,456
Ecolab, Inc.	8,053	1,597,313
FMC Corp.	728	45,900
Linde PLC	1,963	806,224
PPG Industries, Inc.	2,500	373,875
RPM International, Inc.	950	106,048
Sherwin-Williams Co.	8,293	2,586,587
Southern Copper Corp. (Mexico)	3,650	314,155
Valvoline, Inc.	1,758	66,066

		5,927,624

Communications - 19.3%

Airbnb, Inc. Class A *	16,966	2,309,751
Alphabet, Inc. Class A *	248,787	34,753,056
Alphabet, Inc. Class C *	210,136	29,614,466
Amazon.com, Inc. *	377,187	57,309,793
Arista Networks, Inc. *	10,494	2,471,442
Booking Holdings, Inc. *	1,494	5,299,547
Cable One, Inc.	16	8,905
CDW Corp.	5,414	1,230,710
Charter Communications, Inc. Class A *	4,215	1,638,286
Coupang, Inc. * (South Korea)	44,964	727,967
DoorDash, Inc. Class A *	10,028	991,669
eBay, Inc.	1,296	56,532
Etsy, Inc. *	3,038	246,230
Expedia Group, Inc. *	4,210	639,036
FactSet Research Systems, Inc.	1,631	778,069
Gen Digital, Inc.	3,380	77,132
GoDaddy, Inc. Class A *	3,721	395,021
Iridium Communications, Inc.	5,078	209,010
Liberty Broadband Corp. Class A *	98	7,903
Liberty Broadband Corp. Class C *	943	75,996
Lyft, Inc. Class A *	13,693	205,258
Match Group, Inc. *	10,261	374,527
Meta Platforms, Inc. Class A *	92,602	32,777,404
Motorola Solutions, Inc.	6,359	1,990,939
Netflix, Inc. *	18,075	8,800,356
Nexstar Media Group, Inc.	459	71,948
Okta, Inc. *	376	34,039
Palo Alto Networks, Inc. *	12,617	3,720,501
Pinterest, Inc. Class A *	24,343	901,665
Roku, Inc. *	598	54,813
Spotify Technology SA *	5,947	1,117,501
Trade Desk, Inc. Class A *	18,697	1,345,436
Uber Technologies, Inc. *	82,326	5,068,812
Ubiquiti, Inc.	226	31,541
VeriSign, Inc. *	188	38,720
Wayfair, Inc. Class A *	1,126	69,474

		195,443,455

Consumer, Cyclical - 10.9%

Allison Transmission Holdings, Inc.	345	20,062
American Airlines Group, Inc. *	9,247	127,054
AutoZone, Inc. *	615	1,590,150
Best Buy Co., Inc.	1,044	81,724
BJ’s Wholesale Club Holdings, Inc. *	1,800	119,988
Brunswick Corp.	343	33,185
Burlington Stores, Inc. *	2,744	533,653
Caesars Entertainment, Inc. *	3,218	150,860
CarMax, Inc. *	230	17,650
Casey’s General Stores, Inc.	210	57,695
Cava Group, Inc. *	806	34,642
Chipotle Mexican Grill, Inc. *	1,150	2,630,004
Choice Hotels International, Inc.	1,350	152,955
Churchill Downs, Inc.	3,018	407,219
Copart, Inc. *	35,800	1,754,200

	Shares	Value
Costco Wholesale Corp.	18,548	$12,243,164
Crocs, Inc. *	2,639	246,509
Darden Restaurants, Inc.	2,391	392,841
Deckers Outdoor Corp. *	1,113	743,963
Delta Air Lines, Inc.	1,280	51,494
Dick’s Sporting Goods, Inc.	186	27,333
Dollar General Corp.	9,113	1,238,912
Domino’s Pizza, Inc.	1,456	600,207
DraftKings, Inc. Class A *	17,733	625,088
Fastenal Co.	17,724	1,147,984
Ferguson PLC	436	84,179
Five Below, Inc. *	2,325	495,597
Floor & Decor Holdings, Inc. Class A *	4,303	480,043
Freshpet, Inc. *	491	42,599
Hilton Worldwide Holdings, Inc.	4,775	869,480
Home Depot, Inc.	41,871	14,510,395
Las Vegas Sands Corp.	14,575	717,236
Live Nation Entertainment, Inc. *	1,383	129,449
Lowe’s Cos., Inc.	17,722	3,944,031
Lululemon Athletica, Inc. *	4,656	2,380,566
Marriott International, Inc. Class A	10,197	2,299,525
McDonald’s Corp.	12,610	3,738,991
Murphy USA, Inc.	810	288,814
NIKE, Inc. Class B	26,534	2,880,796
Norwegian Cruise Line Holdings Ltd. *	3,984	79,839
NVR, Inc. *	10	70,005
O’Reilly Automotive, Inc.*	2,098	1,993,268
Ollie’s Bargain Outlet Holdings, Inc. *	774	58,739
Peloton Interactive, Inc. Class A *	12,054	73,409
Planet Fitness, Inc. Class A *	1,590	116,070
Polaris, Inc.	185	17,532
Pool Corp.	1,613	643,119
Restoration Hardware, Inc. *	104	30,314
Ross Stores, Inc.	13,074	1,809,311
Royal Caribbean Cruises Ltd. *	3,005	389,117
Scotts Miracle-Gro Co.	1,614	102,893
SiteOne Landscape Supply, Inc. *	560	91,000
Skechers USA, Inc. Class A *	592	36,905
Starbucks Corp.	47,232	4,534,744
Tapestry, Inc.	531	19,546
Target Corp.	19,254	2,742,155
Tempur Sealy International, Inc.	1,324	67,484
Tesla, Inc. *	115,512	28,702,422
Texas Roadhouse, Inc.	2,850	348,356
TJX Cos., Inc.	48,215	4,523,049
TKO Group Holdings, Inc.	2,539	207,132
Tractor Supply Co.	4,535	975,161
Travel & Leisure Co.	1,315	51,403
Ulta Beauty, Inc. *	2,057	1,007,909
Vail Resorts, Inc.	155	33,088
Victoria’s Secret, Inc. *	1,859	49,338
Watsco, Inc.	323	138,396
Wendy’s Co.	7,159	139,457
Williams-Sonoma, Inc.	329	66,386
Wingstop, Inc.	1,205	309,179
WW Grainger, Inc.	1,848	1,531,419
Wyndham Hotels & Resorts, Inc.	233	18,736
Wynn Resorts Ltd.	248	22,595
YETI Holdings, Inc. *	3,910	202,460
Yum! Brands, Inc.	10,234	1,337,174

		110,429,347

Consumer, Non-Cyclical - 14.7%

10X Genomics, Inc. Class A *	3,844	215,110
Abbott Laboratories	4,503	495,645
AbbVie, Inc.	73,878	11,448,874
Agilent Technologies, Inc.	9,940	1,381,958
agilon health, Inc. *	11,703	146,873
Albertsons Cos., Inc. Class A	1,401	32,223
Align Technology, Inc. *	3,171	868,854

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

PD LARGE-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Shares	Value
Alnylam Pharmaceuticals, Inc. *	4,086	$782,101
Amgen, Inc.	15,207	4,379,920
Apellis Pharmaceuticals, Inc. *	4,034	241,475
Automatic Data Processing, Inc.	14,855	3,460,769
Avery Dennison Corp.	1,175	237,538
Avis Budget Group, Inc.	275	48,747
Bio-Techne Corp.	6,223	480,167
BioMarin Pharmaceutical, Inc. *	864	83,307
Block, Inc. *	8,363	646,878
Booz Allen Hamilton Holding Corp.	5,297	677,539
Boston Beer Co., Inc. Class A *	356	123,030
Bright Horizons Family Solutions, Inc. *	278	26,199
Brown-Forman Corp. Class A	1,570	93,556
Brown-Forman Corp. Class B	6,192	353,563
Bruker Corp.	4,558	334,922
Cardinal Health, Inc.	5,145	518,616
Celsius Holdings, Inc. *	5,967	325,321
Cencora, Inc.	6,858	1,408,496
Certara, Inc. *	2,623	46,139
Chemed Corp.	460	268,985
Church & Dwight Co., Inc.	9,339	883,096
Cigna Group	933	279,387
Cintas Corp.	3,219	1,939,963
Clorox Co.	5,094	726,353
Coca-Cola Co.	80,874	4,765,905
Constellation Brands, Inc. Class A	702	169,709
CoStar Group, Inc. *	7,434	649,657
DaVita, Inc. *	2,322	243,253
Dexcom, Inc. *	16,159	2,005,170
Edwards Lifesciences Corp. *	25,139	1,916,849
Elevance Health, Inc.	1,286	606,426
Eli Lilly & Co.	35,430	20,652,856
Encompass Health Corp.	391	26,088
Equifax, Inc.	3,482	861,064
Estee Lauder Cos., Inc. Class A	2,963	433,339
Euronet Worldwide, Inc. *	923	93,675
Exact Sciences Corp. *	2,400	177,552
Exelixis, Inc. *	10,391	249,280
FleetCor Technologies, Inc. *	2,861	808,547
FTI Consulting, Inc. *	241	47,995
Gartner, Inc. *	3,195	1,441,296
GE HealthCare Technologies, Inc.	1,253	96,882
Ginkgo Bioworks Holdings, Inc. *	9,821	16,597
Globus Medical, Inc. Class A *	1,430	76,205
Grand Canyon Education, Inc. *	330	43,573
H&R Block, Inc.	3,747	181,242
HCA Healthcare, Inc.	1,723	466,382
Hershey Co.	4,668	870,302
Humana, Inc.	2,243	1,026,868
ICON PLC *	475	134,458
IDEXX Laboratories, Inc. *	3,439	1,908,817
Illumina, Inc. *	1,999	278,341
Incyte Corp. *	5,770	362,298
Inspire Medical Systems, Inc. *	1,239	252,050
Insulet Corp. *	2,949	639,874
Intuitive Surgical, Inc. *	14,621	4,932,541
Ionis Pharmaceuticals, Inc. *	5,321	269,189
IQVIA Holdings, Inc. *	7,058	1,633,080
Jazz Pharmaceuticals PLC *	1,415	174,045
Karuna Therapeutics, Inc. *	1,387	438,999
Kenvue, Inc.	24,443	526,258
Kimberly-Clark Corp.	13,214	1,605,633
Lamb Weston Holdings, Inc.	5,830	630,165
Maravai LifeSciences Holdings, Inc. Class A *	2,487	16,290
MarketAxess Holdings, Inc.	1,573	460,653
Masimo Corp. *	1,792	210,040
McKesson Corp.	2,151	995,870
Medpace Holdings, Inc. *	1,009	309,289
Merck & Co., Inc.	19,554	2,131,777
Molina Healthcare, Inc. *	1,333	481,626

	Shares	Value
Monster Beverage Corp. *	31,038	$1,788,099
Moody’s Corp.	6,058	2,366,012
Morningstar, Inc.	1,117	319,730
Natera, Inc. *	4,493	281,442
Neurocrine Biosciences, Inc. *	4,028	530,729
Novocure Ltd. *	4,004	59,780
Paylocity Holding Corp. *	1,804	297,389
PayPal Holdings, Inc. *	41,644	2,557,358
Penumbra, Inc. *	1,480	372,279
PepsiCo, Inc.	39,853	6,768,634
Performance Food Group Co. *	3,220	222,663
Procter & Gamble Co.	18,529	2,715,240
Quanta Services, Inc.	1,604	346,143
RB Global, Inc. (Canada)	5,893	394,183
Regeneron Pharmaceuticals, Inc. *	305	267,878
Repligen Corp. *	964	173,327
ResMed, Inc.	6,184	1,063,772
Roivant Sciences Ltd. *	13,654	153,334
Rollins, Inc.	10,603	463,033
S&P Global, Inc.	1,130	497,788
Sarepta Therapeutics, Inc. *	3,795	365,952
Service Corp. International	2,118	144,977
Shift4 Payments, Inc. Class A *	2,119	157,526
Shockwave Medical, Inc. *	1,513	288,317
Sotera Health Co. *	2,714	45,731
Stryker Corp.	3,743	1,120,879
Sysco Corp.	21,138	1,545,822
Tandem Diabetes Care, Inc. *	340	10,057
Thermo Fisher Scientific, Inc.	9,949	5,280,830
Toast, Inc. Class A *	15,033	274,503
U-Haul Holding Co.	1,771	124,749
Ultragenyx Pharmaceutical, Inc. *	2,749	131,457
United Rentals, Inc.	606	347,493
UnitedHealth Group, Inc.	32,728	17,230,310
Verisk Analytics, Inc.	5,937	1,418,112
Vertex Pharmaceuticals, Inc. *	9,868	4,015,191
Waters Corp. *	2,495	821,429
West Pharmaceutical Services, Inc.	3,078	1,083,825
WEX, Inc. *	766	149,025
WillScot Mobile Mini Holdings Corp. *	1,938	86,241
Zoetis, Inc.	19,376	3,824,241

		149,379,089

Energy - 0.6%

Antero Midstream Corp.	4,428	55,483
APA Corp.	11,660	418,361
Cheniere Energy, Inc.	10,027	1,711,709
Enphase Energy, Inc. *	5,505	727,431
Halliburton Co.	7,712	278,789
Hess Corp.	6,609	952,753
New Fortress Energy, Inc.	2,391	90,212
ONEOK, Inc.	1,414	99,291
Ovintiv, Inc.	4,737	208,049
Targa Resources Corp.	9,155	795,295
Texas Pacific Land Corp.	261	410,409

		5,747,782

Financial - 6.1%

American Express Co.	7,965	1,492,163
American Tower Corp. REIT	19,489	4,207,285
Ameriprise Financial, Inc.	4,294	1,630,990
Apollo Global Management, Inc.	21,816	2,033,033
Arch Capital Group Ltd. *	2,266	168,296
ARES Management Corp. Class A	6,798	808,418
Arthur J Gallagher & Co.	464	104,344
Blackstone, Inc.	29,830	3,905,344
Blue Owl Capital, Inc.	2,604	38,800
Brighthouse Financial, Inc. *	553	29,265
Brown & Brown, Inc.	3,958	281,453
Crown Castle, Inc. REIT	2,043	235,333

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

PD LARGE-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Shares	Value
Equinix, Inc. REIT	1,952	$1,572,121
Equitable Holdings, Inc.	14,272	475,258
Equity LifeStyle Properties, Inc. REIT	2,639	186,155
Everest Group Ltd.	223	78,848
First Citizens BancShares, Inc. Class A	46	65,273
Houlihan Lokey, Inc.	272	32,616
Iron Mountain, Inc. REIT	6,081	425,548
Kinsale Capital Group, Inc.	926	310,127
KKR & Co., Inc.	6,742	558,575
Lamar Advertising Co. Class A REIT	2,898	307,999
Lincoln National Corp.	615	16,587
LPL Financial Holdings, Inc.	3,152	717,458
Marsh & McLennan Cos., Inc.	16,597	3,144,634
Mastercard, Inc. Class A	34,760	14,825,488
NU Holdings Ltd. Class A * (Brazil)	68,004	566,473
Primerica, Inc.	909	187,036
Progressive Corp.	18,325	2,918,806
Public Storage REIT	3,777	1,151,985
RenaissanceRe Holdings Ltd. (Bermuda)	509	99,764
RLI Corp.	348	46,326
Rocket Cos., Inc. Class A *	2,998	43,411
Ryan Specialty Holdings, Inc. *	3,700	159,174
SBA Communications Corp. REIT	424	107,565
Simon Property Group, Inc. REIT	3,001	428,063
SLM Corp.	3,715	71,031
Sun Communities, Inc. REIT	1,048	140,065
TPG, Inc.	844	36,435
Tradeweb Markets, Inc. Class A	1,557	141,500
UDR, Inc. REIT	719	27,530
UWM Holdings Corp.	3,214	22,980
Visa, Inc. Class A	66,781	17,386,433
Western Union Co.	1,203	14,340
Willis Towers Watson PLC	521	125,665
XP, Inc. Class A (Brazil)	1,078	28,103

		61,354,096

Industrial - 3.8%

Advanced Drainage Systems, Inc.	2,831	398,152
Allegion PLC	3,443	436,194
Amphenol Corp. Class A	12,488	1,237,935
AO Smith Corp.	514	42,374
Ardagh Metal Packaging SA	7,049	27,068
Armstrong World Industries, Inc.	511	50,242
Axon Enterprise, Inc. *	2,978	769,307
Boeing Co. *	3,135	817,169
BWX Technologies, Inc.	611	46,882
Caterpillar, Inc.	16,020	4,736,633
CH Robinson Worldwide, Inc.	3,798	328,109
ChargePoint Holdings, Inc. *	11,757	27,511
CSX Corp.	9,630	333,872
Deere & Co.	10,375	4,148,651
Donaldson Co., Inc.	1,965	128,413
Eagle Materials, Inc.	911	184,787
EMCOR Group, Inc.	634	136,583
Expeditors International of Washington, Inc.	812	103,286
Graco, Inc.	2,998	260,106
Graphic Packaging Holding Co.	6,266	154,457
HEICO Corp.	1,764	315,527
HEICO Corp. Class A	3,097	441,137
Honeywell International, Inc.	3,658	767,119
Hubbell, Inc.	1,036	340,772
IDEX Corp.	240	52,106
Illinois Tool Works, Inc.	10,213	2,675,193
Jabil, Inc.	3,202	407,935
JB Hunt Transport Services, Inc.	634	126,635
Keysight Technologies, Inc. *	1,970	313,407
Landstar System, Inc.	1,195	231,412
Lincoln Electric Holdings, Inc.	2,213	481,239
Lockheed Martin Corp.	9,274	4,203,348
Mettler-Toledo International, Inc. *	903	1,095,303

	Shares	Value
MSA Safety, Inc.	244	$41,195
Northrop Grumman Corp.	319	149,337
Old Dominion Freight Line, Inc.	3,896	1,579,166
Otis Worldwide Corp.	954	85,354
Rockwell Automation, Inc.	4,785	1,485,647
Saia, Inc. *	114	49,957
Sealed Air Corp.	3,110	113,577
Spirit AeroSystems Holdings, Inc. Class A *	421	13,379
Tetra Tech, Inc.	375	62,599
TopBuild Corp. *	81	30,315
Toro Co.	4,419	424,180
Trane Technologies PLC	2,762	673,652
TransDigm Group, Inc.	376	380,362
Trex Co., Inc. *	4,567	378,102
Union Pacific Corp.	10,922	2,682,662
United Parcel Service, Inc. Class B	8,358	1,314,128
Universal Display Corp.	826	157,981
Valmont Industries, Inc.	44	10,274
Vertiv Holdings Co.	923	44,332
Vontier Corp.	2,057	71,069
Vulcan Materials Co.	1,256	285,125
Waste Management, Inc.	15,304	2,740,946
Xylem, Inc.	1,104	126,253

		38,718,456

Technology - 42.0%

Accenture PLC Class A	26,453	9,282,622
Adobe, Inc. *	19,182	11,443,981
Advanced Micro Devices, Inc. *	38,183	5,628,556
Allegro MicroSystems, Inc. * (Japan)	2,782	84,211
Alteryx, Inc. Class A *	2,321	109,458
ANSYS, Inc. *	2,958	1,073,399
Apple, Inc.	617,374	118,863,016
Applied Materials, Inc.	29,558	4,790,465
AppLovin Corp. Class A *	2,289	91,217
Atlassian Corp. Class A *	6,486	1,542,760
Autodesk, Inc. *	8,988	2,188,398
Bentley Systems, Inc. Class B	7,571	395,055
Broadcom, Inc.	18,049	20,147,196
Broadridge Financial Solutions, Inc.	4,178	859,624
Cadence Design Systems, Inc. *	11,315	3,081,867
Ceridian HCM Holding, Inc. *	496	33,292
Cloudflare, Inc. Class A *	12,246	1,019,602
Confluent, Inc. Class A *	8,000	187,200
Crowdstrike Holdings, Inc. Class A *	8,931	2,280,263
Datadog, Inc. Class A *	11,404	1,384,218
DocuSign, Inc. *	8,424	500,807
DoubleVerify Holdings, Inc. *	5,252	193,169
Doximity, Inc. Class A *	2,096	58,772
Dropbox, Inc. Class A *	9,336	275,225
Dynatrace, Inc. *	9,987	546,189
Elastic NV *	3,272	368,754
Entegris, Inc.	304	36,425
EPAM Systems, Inc. *	2,386	709,453
Fair Isaac Corp. *	1,031	1,200,094
Fiserv, Inc. *	6,857	910,884
Five9, Inc. *	2,930	230,562
Fortinet, Inc. *	27,355	1,601,088
Genpact Ltd.	1,746	60,604
Gitlab, Inc. Class A *	3,642	229,300
Globant SA *	1,721	409,564
HashiCorp, Inc. Class A *	2,484	58,722
HP, Inc.	7,700	231,693
HubSpot, Inc. *	1,898	1,101,865
Intuit, Inc.	11,437	7,148,468
Jack Henry & Associates, Inc.	1,059	173,051
KBR, Inc.	1,925	106,664
KLA Corp.	5,743	3,338,406
Lam Research Corp.	5,217	4,086,267
Lattice Semiconductor Corp. *	5,780	398,762

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

PD LARGE-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Shares	Value
Manhattan Associates, Inc. *	2,613	$562,631
Microchip Technology, Inc.	15,991	1,442,068
Microsoft Corp.	311,576	117,165,039
MongoDB, Inc. *	2,804	1,146,415
Monolithic Power Systems, Inc.	1,931	1,218,036
MSCI, Inc.	1,603	906,737
nCino, Inc. *	506	17,017
NetApp, Inc.	3,657	322,401
Nutanix, Inc. Class A *	2,183	104,107
NVIDIA Corp.	99,478	49,263,495
Oracle Corp.	26,529	2,796,953
Palantir Technologies, Inc. Class A *	79,471	1,364,517
Paychex, Inc.	13,442	1,601,077
Paycom Software, Inc.	2,199	454,577
Paycor HCM, Inc. *	1,065	22,993
Pegasystems, Inc.	1,787	87,313
Procore Technologies, Inc. *	3,463	239,709
PTC, Inc. *	2,530	442,649
Pure Storage, Inc. Class A *	9,327	332,601
QUALCOMM, Inc.	40,727	5,890,346
RingCentral, Inc. Class A *	3,953	134,204
ROBLOX Corp. Class A *	19,475	890,397
Salesforce, Inc. *	29,878	7,862,097
SentinelOne, Inc. Class A *	986	27,056
ServiceNow, Inc. *	8,523	6,021,414
Smartsheet, Inc. Class A *	5,455	260,858
Snowflake, Inc. Class A *	13,151	2,617,049
Splunk, Inc. *	6,533	995,303
Synopsys, Inc. *	6,359	3,274,313
Teradata Corp. *	4,534	197,274
Teradyne, Inc.	5,315	576,784
Texas Instruments, Inc.	15,505	2,642,982
Twilio, Inc. Class A *	1,092	82,850
Tyler Technologies, Inc. *	1,335	558,190
UiPath, Inc. Class A *	12,838	318,896
Unity Software, Inc. *	4,420	180,734
Veeva Systems, Inc. Class A *	5,988	1,152,810
Workday, Inc. Class A *	8,394	2,317,248
Zebra Technologies Corp. Class A *	360	98,399
ZoomInfo Technologies, Inc. *	6,307	116,616
Zscaler, Inc. *	3,711	822,209

		424,989,552

Utilities - 0.0%

AES Corp.	17,357	334,122
Vistra Corp.	4,272	164,558

		498,680

Total Common Stocks (Cost $733,376,001)		992,488,081

	Shares	Value

EXCHANGE-TRADED FUNDS - 1.5%

iShares Russell 1000 Growth	49,888	$15,124,545

Total Exchange-Traded Funds (Cost $14,741,328)		15,124,545

	Principal Amount
SHORT-TERM INVESTMENTS - 0.5%

Repurchase Agreements - 0.5%

Fixed Income Clearing Corp. 4.950% due 01/02/24 (Dated 12/29/23, repurchase price of $5,046,632; collateralized by U.S. Treasury Notes: 0.750% due 03/31/26 and value $5,144,785)	$5,043,858	5,043,858

Total Short-Term Investments (Cost $5,043,858)		5,043,858

TOTAL INVESTMENTS - 100.0% (Cost $753,161,187)		1,012,656,484

DERIVATIVES - 0.0%		61,331

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(61,569)

NET ASSETS - 100.0%		$1,012,656,246

Notes to Schedule of Investments

(a)	As of December 31, 2023, the Fund’s composition by sector as a percentage of net assets was as follows:

Technology	42.0%
Communications	19.3%
Consumer, Non-Cyclical	14.7%
Consumer, Cyclical	10.9%
Financial	6.1%
Industrial	3.8%
Others (each less than 3.0%)	3.2%

	100.0%
Derivatives	0.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

(b)	As of December 31, 2023, open futures contracts outstanding were as follows:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
CME E-Mini NASDAQ 100 Index	03/24	13	$4,374,285	$4,426,110	$51,825
CME E-Mini Standard & Poor’s 500 Index	03/24	4	954,494	964,000	9,506

Total Futures Contracts					$61,331

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

PD LARGE-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

(c)	Fair Value Measurements

As of December 31, 2023, the Fund’s investments, as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities were as follows:

		Total Value at December 31, 2023	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$992,488,081	$992,488,081	$–	$–
	Exchange-Traded Funds	15,124,545	15,124,545	–	–
	Short-Term Investments	5,043,858	–	5,043,858	–
	Derivatives:
	Equity Contracts
	Futures	61,331	61,331	–	–

	Total	$1,012,717,815	$1,007,673,957	$5,043,858	$–

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

PD LARGE-CAP VALUE INDEX PORTFOLIO

Schedule of Investments

December 31, 2023

	Shares	Value
COMMON STOCKS - 98.0%

Basic Materials - 3.8%

Air Products & Chemicals, Inc.	10,773	$2,949,647
Albemarle Corp.	5,755	831,482
Alcoa Corp.	8,344	283,696
Ashland, Inc.	2,408	203,018
Axalta Coating Systems Ltd. *	9,890	335,963
Celanese Corp.	4,729	734,745
CF Industries Holdings, Inc.	9,203	731,638
Chemours Co.	7,738	244,057
Cleveland-Cliffs, Inc. *	24,614	502,618
Dow, Inc.	34,156	1,873,115
DuPont de Nemours, Inc.	22,520	1,732,464
Eastman Chemical Co.	5,880	528,142
Ecolab, Inc.	2,634	522,454
Element Solutions, Inc.	10,395	240,540
FMC Corp.	5,074	319,916
Freeport-McMoRan, Inc.	69,327	2,951,250
Huntsman Corp.	8,410	211,343
International Flavors & Fragrances, Inc.	12,522	1,013,906
International Paper Co.	16,537	597,813
Linde PLC	21,370	8,776,873
LyondellBasell Industries NV Class A	12,377	1,176,805
Mosaic Co.	15,860	566,678
MP Materials Corp. *	5,235	103,915
NewMarket Corp.	317	173,028
Newmont Corp.	55,839	2,311,176
Nucor Corp.	12,089	2,103,970
Olin Corp.	5,951	321,056
PPG Industries, Inc.	8,427	1,260,258
Reliance Steel & Aluminum Co.	2,760	771,917
Royal Gold, Inc.	3,209	388,161
RPM International, Inc.	5,143	574,113
Sherwin-Williams Co.	1,903	593,546
SSR Mining, Inc. (Canada)	10,078	108,439
Steel Dynamics, Inc.	7,585	895,788
U.S. Steel Corp.	10,526	512,090
Valvoline, Inc.	4,965	186,585
Westlake Corp.	1,546	216,378

		37,848,583

Communications - 6.0%

AT&T, Inc.	348,409	5,846,303
Cable One, Inc.	264	146,940
CDW Corp.	395	89,791
Ciena Corp. *	6,996	314,890
Cisco Systems, Inc.	197,340	9,969,617
Comcast Corp. Class A	194,284	8,519,353
Corning, Inc.	37,304	1,135,907
DoorDash, Inc. Class A *	3,253	321,689
eBay, Inc.	24,586	1,072,441
Etsy, Inc. *	2,712	219,808
Expedia Group, Inc. *	1,741	264,266
F5, Inc. *	2,899	518,863
Fox Corp. Class A	11,987	355,654
Fox Corp. Class B	6,637	183,513
Frontier Communications Parent, Inc. *	12,508	316,953
GCI Liberty, Inc. (Escrow) * Ω ±	4,340	–
Gen Digital, Inc.	22,249	507,722
GoDaddy, Inc. Class A *	2,783	295,443
IAC, Inc. *	3,777	197,839
Interpublic Group of Cos., Inc.	18,903	616,994
Iridium Communications, Inc.	470	19,345
Juniper Networks, Inc.	15,703	462,925
Liberty Broadband Corp. Class A *	516	41,610
Liberty Broadband Corp. Class C *	4,620	372,326
Liberty Media Corp. - Liberty Formula One Class A *	1,224	70,968
Liberty Media Corp. - Liberty Formula One Class C *	9,394	593,043
Liberty Media Corp. - Liberty SiriusXM Class A *	3,738	107,430

	Shares	Value
Liberty Media Corp. - Liberty SiriusXM Class C *	7,730	$222,469
Match Group, Inc. *	1,788	65,262
Motorola Solutions, Inc.	666	208,518
New York Times Co. Class A	7,725	378,448
News Corp. Class A	18,282	448,823
News Corp. Class B	5,501	141,486
Nexstar Media Group, Inc.	1,132	177,441
Okta, Inc. *	6,790	614,699
Omnicom Group, Inc.	9,675	836,984
Paramount Global Class A	114	2,241
Paramount Global Class B	27,940	413,233
Robinhood Markets, Inc. Class A *	33,655	428,765
Roku, Inc. *	5,122	469,483
Sirius XM Holdings, Inc.	32,782	179,318
T-Mobile U.S., Inc.	25,474	4,084,246
TripAdvisor, Inc. *	6,033	129,891
Ubiquiti, Inc.	32	4,466
VeriSign, Inc. *	4,068	837,845
Verizon Communications, Inc.	204,799	7,720,922
Viasat, Inc. *	5,523	154,368
Walt Disney Co.	88,994	8,035,268
Warner Bros Discovery, Inc. *	108,065	1,229,780
Wayfair, Inc. Class A *	2,691	166,035
Zillow Group, Inc. Class A *	2,529	143,445
Zillow Group, Inc. Class C *	7,276	420,989

		60,076,058

Consumer, Cyclical - 7.2%

Advance Auto Parts, Inc.	2,834	172,959
Alaska Air Group, Inc. *	5,972	233,326
Allison Transmission Holdings, Inc.	4,189	243,590
AMC Entertainment Holdings, Inc. Class A *	9,637	58,978
American Airlines Group, Inc. *	19,012	261,225
Aptiv PLC *	13,275	1,191,033
Aramark	11,744	330,006
AutoNation, Inc. *	1,320	198,238
AutoZone, Inc. *	141	364,571
Bath & Body Works, Inc.	11,097	478,946
Best Buy Co., Inc.	8,117	635,399
Birkenstock Holding PLC * (Luxembourg)	1,033	50,338
BJ’s Wholesale Club Holdings, Inc. *	4,348	289,838
BorgWarner, Inc.	11,648	417,581
Boyd Gaming Corp.	3,353	209,931
Brunswick Corp.	3,100	299,925
Caesars Entertainment, Inc. *	6,212	291,219
Capri Holdings Ltd. *	5,741	288,428
CarMax, Inc. *	7,319	561,660
Carnival Corp. *	48,737	903,584
Carter’s, Inc.	1,865	139,670
Casey’s General Stores, Inc.	1,592	437,386
Columbia Sportswear Co.	1,607	127,821
Core & Main, Inc. Class A *	6,077	245,572
Cummins, Inc.	6,955	1,666,209
Darden Restaurants, Inc.	3,068	504,072
Delta Air Lines, Inc.	29,868	1,201,590
Dick’s Sporting Goods, Inc.	2,762	405,876
Dolby Laboratories, Inc. Class A	2,900	249,922
Dollar Tree, Inc. *	10,003	1,420,926
DR Horton, Inc.	15,059	2,288,667
Fastenal Co.	7,195	466,020
Ferguson PLC	9,396	1,814,086
Ford Motor Co.	189,969	2,315,722
Freshpet, Inc. *	1,666	144,542
GameStop Corp. Class A *	12,964	227,259
Gap, Inc.	9,067	189,591
General Motors Co.	66,491	2,388,357
Gentex Corp.	11,246	367,294
Genuine Parts Co.	6,879	952,741
Harley-Davidson, Inc.	6,202	228,482
Hasbro, Inc.	6,328	323,108
Hilton Worldwide Holdings, Inc.	6,568	1,195,967

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

PD LARGE-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Shares	Value
Hyatt Hotels Corp. Class A	2,222	$289,771
Kohl’s Corp.	5,646	161,927
Las Vegas Sands Corp.	1,133	55,755
Lear Corp.	2,844	401,601
Leggett & Platt, Inc.	5,931	155,214
Lennar Corp. Class A	11,925	1,777,302
Lennar Corp. Class B	706	94,639
Liberty Media Corp. - Liberty Live Class A *	986	36,038
Liberty Media Corp. - Liberty Live Class C *	2,334	87,268
Lithia Motors, Inc.	1,358	447,162
Live Nation Entertainment, Inc. *	5,793	542,225
LKQ Corp.	13,069	624,567
Lowe’s Cos., Inc.	7,504	1,670,015
Lucid Group, Inc. *	37,502	157,883
Macy’s, Inc.	12,793	257,395
Madison Square Garden Sports Corp. *	936	170,193
Marriott Vacations Worldwide Corp.	1,712	145,332
Mattel, Inc. *	17,877	337,518
McDonald’s Corp.	20,834	6,177,489
MGM Resorts International	13,722	613,099
MSC Industrial Direct Co., Inc. Class A	2,383	241,303
Murphy USA, Inc.	73	26,029
Newell Brands, Inc.	17,427	151,266
NIKE, Inc. Class B	27,008	2,932,259
Nordstrom, Inc.	5,743	105,958
Norwegian Cruise Line Holdings Ltd. *	15,040	301,402
NVR, Inc. *	130	910,058
O’Reilly Automotive, Inc. *	437	415,185
Ollie’s Bargain Outlet Holdings, Inc. *	2,106	159,824
PACCAR, Inc.	24,857	2,427,286
Penn Entertainment, Inc. *	6,909	179,772
Penske Automotive Group, Inc.	1,011	162,276
Petco Health & Wellness Co., Inc. *	4,181	13,212
Phinia, Inc.	2,299	69,637
Planet Fitness, Inc. Class A *	2,244	163,812
Polaris, Inc.	2,531	239,863
PulteGroup, Inc.	10,418	1,075,346
PVH Corp.	2,921	356,713
QuantumScape Corp. *	15,218	105,765
Ralph Lauren Corp.	1,879	270,952
Restoration Hardware, Inc. *	618	180,135
Rivian Automotive, Inc. Class A *	32,928	772,491
Ross Stores, Inc.	1,133	156,796
Royal Caribbean Cruises Ltd. *	8,023	1,038,898
SiteOne Landscape Supply, Inc. *	1,558	253,175
Skechers USA, Inc. Class A *	5,971	372,232
Southwest Airlines Co.	29,151	841,881
Tapestry, Inc.	10,611	390,591
Tempur Sealy International, Inc.	6,201	316,065
Thor Industries, Inc.	2,488	294,206
Toll Brothers, Inc.	5,194	533,891
Travel & Leisure Co.	2,141	83,692
Under Armour, Inc. Class A *	9,235	81,176
Under Armour, Inc. Class C *	9,903	82,690
United Airlines Holdings, Inc. *	16,018	660,903
Vail Resorts, Inc.	1,690	360,764
VF Corp.	16,672	313,434
Victoria’s Secret, Inc. *	2,342	62,157
Walgreens Boots Alliance, Inc.	35,133	917,323
Walmart, Inc.	69,463	10,950,842
Watsco, Inc.	1,186	508,165
WESCO International, Inc.	2,091	363,583
Whirlpool Corp.	2,591	315,506
Williams-Sonoma, Inc.	2,663	537,340
Wyndham Hotels & Resorts, Inc.	3,560	286,260
Wynn Resorts Ltd.	4,732	431,132
Yum! Brands, Inc.	1,723	225,127

		72,622,421

	Shares	Value
Consumer, Non-Cyclical - 22.8%

Abbott Laboratories	78,936	$8,688,486
Acadia Healthcare Co., Inc. *	4,259	331,180
ADT, Inc.	8,416	57,397
Affirm Holdings, Inc. *	10,454	513,710
Agilent Technologies, Inc.	2,585	359,393
agilon health, Inc. *	1,043	13,090
Albertsons Cos., Inc. Class A	19,110	439,530
Alnylam Pharmaceuticals, Inc. *	1,247	238,688
Altria Group, Inc.	86,920	3,506,353
Amedisys, Inc. *	1,500	142,590
Amgen, Inc.	8,285	2,386,246
Archer-Daniels-Midland Co.	25,808	1,863,854
Automatic Data Processing, Inc.	2,831	659,538
Avantor, Inc. *	33,083	755,285
Avery Dennison Corp.	2,712	548,258
Avis Budget Group, Inc.	675	119,650
Azenta, Inc. *	2,882	187,733
Baxter International, Inc.	24,792	958,459
Becton Dickinson & Co.	14,092	3,436,052
Bio-Rad Laboratories, Inc. Class A *	958	309,329
Bio-Techne Corp.	447	34,491
Biogen, Inc. *	7,067	1,828,728
BioMarin Pharmaceutical, Inc. *	8,093	780,327
Block, Inc. *	16,513	1,277,281
Boston Scientific Corp. *	71,176	4,114,685
Bright Horizons Family Solutions, Inc. *	2,532	238,616
Bristol-Myers Squibb Co.	99,084	5,084,000
Brown-Forman Corp. Class A	431	25,683
Brown-Forman Corp. Class B	1,907	108,890
Bunge Global SA	7,036	710,284
Campbell Soup Co.	9,456	408,783
Cardinal Health, Inc.	5,777	582,322
Catalent, Inc. *	8,423	378,445
Centene Corp. *	25,962	1,926,640
Certara, Inc. *	3,835	67,458
Charles River Laboratories International, Inc. *	2,434	575,398
Chemed Corp.	210	122,797
Church & Dwight Co., Inc.	1,279	120,942
Cigna Group	13,156	3,939,564
Cintas Corp.	480	289,277
Clarivate PLC *	22,630	209,554
Coca-Cola Co.	95,527	5,629,406
Colgate-Palmolive Co.	39,898	3,180,270
Conagra Brands, Inc.	23,326	668,523
Constellation Brands, Inc. Class A	7,110	1,718,842
Cooper Cos., Inc.	2,382	901,444
Corteva, Inc.	34,991	1,676,769
CoStar Group, Inc. *	11,302	987,682
Coty, Inc. Class A *	18,355	227,969
CVS Health Corp.	62,314	4,920,313
Danaher Corp.	32,030	7,409,820
Darling Ingredients, Inc. *	7,738	385,662
Dentsply Sirona, Inc.	10,731	381,916
Driven Brands Holdings, Inc. *	2,917	41,596
Dun & Bradstreet Holdings, Inc.	14,117	165,169
Elanco Animal Health, Inc. *	24,180	360,282
Elevance Health, Inc.	10,026	4,727,861
Encompass Health Corp.	4,662	311,049
Enovis Corp. *	2,526	141,507
Envista Holdings Corp. *	7,808	187,860
Equifax, Inc.	1,767	436,961
Estee Lauder Cos., Inc. Class A	7,726	1,129,927
Euronet Worldwide, Inc. *	1,193	121,078
Exact Sciences Corp. *	5,566	411,773
Exelixis, Inc. *	4,230	101,478
FleetCor Technologies, Inc. *	253	71,500
Flowers Foods, Inc.	8,596	193,496
Fortrea Holdings, Inc. *	4,455	155,479

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

PD LARGE-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Shares	Value
FTI Consulting, Inc. *	1,344	$267,658
GE HealthCare Technologies, Inc.	17,277	1,335,858
General Mills, Inc.	28,283	1,842,355
Gilead Sciences, Inc.	60,824	4,927,352
Ginkgo Bioworks Holdings, Inc. *	70,244	118,712
Global Payments, Inc.	12,542	1,592,834
Globus Medical, Inc. Class A *	3,872	206,339
Grand Canyon Education, Inc. *	1,097	144,848
Grocery Outlet Holding Corp. *	4,915	132,508
GXO Logistics, Inc. *	5,951	363,963
H&R Block, Inc.	2,690	130,115
HCA Healthcare, Inc.	7,674	2,077,198
Henry Schein, Inc. *	6,246	472,885
Hershey Co.	1,800	335,592
Hertz Global Holdings, Inc. *	6,768	70,320
Hologic, Inc. *	11,915	851,327
Hormel Foods Corp.	14,022	450,246
Humana, Inc.	3,469	1,588,143
ICON PLC *	3,360	951,115
ICU Medical, Inc. *	1,018	101,535
Illumina, Inc. *	5,446	758,301
Incyte Corp. *	2,431	152,642
Ingredion, Inc.	3,143	341,110
Integra LifeSciences Holdings Corp. *	3,143	136,878
Ionis Pharmaceuticals, Inc. *	1,095	55,396
IQVIA Holdings, Inc. *	678	156,876
J M Smucker Co.	5,035	636,323
Jazz Pharmaceuticals PLC *	1,492	183,516
Johnson & Johnson	117,285	18,383,251
Karuna Therapeutics, Inc. *	190	60,137
Kellanova	12,741	712,349
Kenvue, Inc.	56,256	1,211,192
Keurig Dr Pepper, Inc.	46,755	1,557,877
Kimberly-Clark Corp.	1,001	121,631
Kraft Heinz Co.	39,404	1,457,160
Kroger Co.	31,362	1,433,557
Laboratory Corp. of America Holdings	4,123	937,117
Lamb Weston Holdings, Inc.	410	44,317
ManpowerGroup, Inc.	2,393	190,172
Maravai LifeSciences Holdings, Inc. Class A *	2,328	15,248
McCormick & Co., Inc.	12,324	843,208
McKesson Corp.	4,056	1,877,847
Medtronic PLC	64,639	5,324,961
Merck & Co., Inc.	100,869	10,996,738
Mirati Therapeutics, Inc. *	2,659	156,216
Mister Car Wash, Inc. *	1,318	11,388
Moderna, Inc. *	15,941	1,585,332
Molina Healthcare, Inc. *	1,311	473,677
Molson Coors Beverage Co. Class B	8,680	531,303
Mondelez International, Inc. Class A	66,177	4,793,200
Moody’s Corp.	704	274,954
Organon & Co.	12,072	174,078
PayPal Holdings, Inc. *	4,922	302,260
PepsiCo, Inc.	20,716	3,518,405
Performance Food Group Co. *	4,092	282,962
Perrigo Co. PLC	6,838	220,047
Pfizer, Inc.	274,977	7,916,588
Philip Morris International, Inc.	75,523	7,105,204
Pilgrim’s Pride Corp. *	2,097	58,003
Post Holdings, Inc. *	2,396	210,992
Premier, Inc. Class A	5,460	122,086
Procter & Gamble Co.	93,032	13,632,909
Qiagen NV *	11,014	478,338
Quanta Services, Inc.	5,196	1,121,297
Quest Diagnostics, Inc.	5,492	757,237
QuidelOrtho Corp. *	2,610	192,357
R1 RCM, Inc. *	7,695	81,336
RB Global, Inc. (Canada)	2,149	143,747
Regeneron Pharmaceuticals, Inc. *	4,649	4,083,170
Repligen Corp. *	1,584	284,803

	Shares	Value
Revvity, Inc.	6,191	$676,738
Reynolds Consumer Products, Inc.	2,762	74,132
Robert Half, Inc.	4,944	434,676
Royalty Pharma PLC Class A	18,476	518,991
S&P Global, Inc.	14,316	6,306,484
Seaboard Corp.	11	39,271
Service Corp. International	4,363	298,647
Sotera Health Co. *	2,033	34,256
Spectrum Brands Holdings, Inc.	1,866	148,851
STERIS PLC	4,864	1,069,350
Stryker Corp.	12,896	3,861,836
Tandem Diabetes Care, Inc. *	2,805	82,972
Teladoc Health, Inc. *	7,906	170,374
Teleflex, Inc.	2,276	567,498
Tenet Healthcare Corp. *	4,730	357,446
Thermo Fisher Scientific, Inc.	7,209	3,826,465
TransUnion	9,548	656,043
Tyson Foods, Inc. Class A	13,279	713,746
U-Haul Holding Co. *	403	28,935
U-Haul Holding Co.	3,057	215,335
U.S. Foods Holding Corp. *	10,776	489,338
United Rentals, Inc.	2,616	1,500,067
United Therapeutics Corp. *	2,186	480,680
UnitedHealth Group, Inc.	7,193	3,786,899
Universal Health Services, Inc. Class B	2,834	432,015
Vertex Pharmaceuticals, Inc. *	1,095	445,545
Vestis Corp.	5,385	113,839
Viatris, Inc.	57,252	620,039
WEX, Inc. *	1,166	226,845
WillScot Mobile Mini Holdings Corp. *	6,805	302,822
WK Kellogg Co.	3,035	39,880
Zimmer Biomet Holdings, Inc.	10,299	1,253,388

		228,818,617

Energy - 7.7%

Antero Midstream Corp.	11,365	142,403
Antero Resources Corp. *	14,136	320,605
APA Corp.	1,781	63,902
Baker Hughes Co.	49,689	1,698,370
Chesapeake Energy Corp.	6,289	483,876
Chevron Corp.	83,738	12,490,360
ConocoPhillips	58,306	6,767,577
Coterra Energy, Inc.	36,691	936,354
Devon Energy Corp.	30,780	1,394,334
Diamondback Energy, Inc.	8,676	1,345,474
DTE Midstream LLC *	4,953	271,424
EOG Resources, Inc.	28,590	3,457,961
EQT Corp.	17,676	683,354
Exxon Mobil Corp.	197,005	19,696,560
First Solar, Inc. *	5,219	899,129
Halliburton Co.	34,382	1,242,909
Hess Corp.	6,025	868,564
HF Sinclair Corp.	7,008	389,435
Kinder Morgan, Inc.	96,206	1,697,074
Marathon Oil Corp.	29,229	706,173
Marathon Petroleum Corp.	18,464	2,739,319
NOV, Inc.	18,745	380,149
Occidental Petroleum Corp.	33,429	1,996,046
ONEOK, Inc.	26,742	1,877,823
Ovintiv, Inc.	6,799	298,612
Phillips 66	21,657	2,883,413
Pioneer Natural Resources Co.	11,289	2,538,670
Plug Power, Inc. *	26,150	117,675
Range Resources Corp.	11,592	352,861
Schlumberger NV	69,315	3,607,153
Southwestern Energy Co. *	53,662	351,486
Sunrun, Inc. *	10,140	199,048
TechnipFMC PLC (United Kingdom)	21,858	440,220
Valero Energy Corp.	16,515	2,146,950
Williams Cos., Inc.	58,912	2,051,905

		77,537,168

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

PD LARGE-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Shares	Value
Financial - 24.4%

Affiliated Managers Group, Inc.	1,644	$248,934
Aflac, Inc.	28,703	2,367,997
AGNC Investment Corp. REIT	30,027	294,565
Agree Realty Corp. REIT	4,505	283,590
Air Lease Corp.	4,953	207,729
Alexandria Real Estate Equities, Inc. REIT	8,411	1,066,262
Allstate Corp.	12,667	1,773,127
Ally Financial, Inc.	12,565	438,770
American Express Co.	18,970	3,553,840
American Financial Group, Inc.	3,495	415,521
American Homes 4 Rent Class A REIT	16,026	576,295
American International Group, Inc.	34,631	2,346,250
Americold Realty Trust, Inc. REIT	13,079	395,901
Annaly Capital Management, Inc. REIT	24,521	474,972
Aon PLC Class A	9,644	2,806,597
Apartment Income REIT Corp.	7,146	248,181
Arch Capital Group Ltd. *	15,068	1,119,100
Arthur J Gallagher & Co.	9,690	2,179,087
Assurant, Inc.	2,463	414,991
Assured Guaranty Ltd.	2,613	195,531
AvalonBay Communities, Inc. REIT	6,788	1,270,849
Axis Capital Holdings Ltd.	4,016	222,366
Bank of America Corp.	335,353	11,291,335
Bank of New York Mellon Corp.	37,459	1,949,741
Bank OZK	5,411	269,630
Berkshire Hathaway, Inc. Class B *	89,116	31,784,113
BlackRock, Inc.	7,252	5,887,174
Blue Owl Capital, Inc.	19,141	285,201
BOK Financial Corp.	1,332	114,086
Boston Properties, Inc. REIT	7,597	533,081
Brighthouse Financial, Inc. *	3,012	159,395
Brixmor Property Group, Inc. REIT	14,528	338,067
Brown & Brown, Inc.	6,871	488,597
Camden Property Trust REIT	4,966	493,074
Capital One Financial Corp.	18,358	2,407,101
Carlyle Group, Inc.	10,032	408,202
Cboe Global Markets, Inc.	5,157	920,834
CBRE Group, Inc. Class A *	14,774	1,375,312
Charles Schwab Corp.	72,125	4,962,200
Chubb Ltd.	19,759	4,465,534
Cincinnati Financial Corp.	7,343	759,707
Citigroup, Inc.	93,065	4,787,264
Citizens Financial Group, Inc.	22,316	739,552
CME Group, Inc.	17,471	3,679,393
CNA Financial Corp.	1,353	57,245
Coinbase Global, Inc. Class A *	8,252	1,435,188
Columbia Banking System, Inc.	9,686	258,422
Comerica, Inc.	6,190	345,464
Commerce Bancshares, Inc.	5,599	299,043
Cousins Properties, Inc. REIT	6,745	164,241
Credit Acceptance Corp. *	281	149,697
Crown Castle, Inc. REIT	18,726	2,157,048
CubeSmart REIT	10,833	502,110
Cullen/Frost Bankers, Inc.	2,775	301,060
Digital Realty Trust, Inc. REIT	14,646	1,971,059
Discover Financial Services	12,013	1,350,261
East West Bancorp, Inc.	6,800	489,260
EastGroup Properties, Inc. REIT	2,137	392,225
EPR Properties REIT	3,448	167,056
Equinix, Inc. REIT	2,245	1,808,101
Equity LifeStyle Properties, Inc. REIT	6,018	424,510
Equity Residential REIT	18,293	1,118,800
Essex Property Trust, Inc. REIT	3,130	776,052
Evercore, Inc. Class A	1,715	293,351
Everest Group Ltd.	1,831	647,405
Extra Space Storage, Inc. REIT	10,052	1,611,637
Federal Realty Investment Trust REIT	3,877	399,525
Fidelity National Financial, Inc.	11,883	606,271

	Shares	Value
Fifth Third Bancorp	33,288	$1,148,103
First American Financial Corp.	4,796	309,054
First Citizens BancShares, Inc. Class A	464	658,402
First Hawaiian, Inc.	5,596	127,925
First Horizon Corp.	27,422	388,296
First Industrial Realty Trust, Inc. REIT	6,323	333,032
FNB Corp.	18,597	256,081
Franklin Resources, Inc.	13,757	409,821
Gaming & Leisure Properties, Inc. REIT	12,103	597,283
Globe Life, Inc.	4,298	523,153
Goldman Sachs Group, Inc.	15,518	5,986,379
Hanover Insurance Group, Inc.	1,811	219,892
Hartford Financial Services Group, Inc.	14,359	1,154,176
Healthcare Realty Trust, Inc. REIT	18,231	314,120
Healthpeak Properties, Inc. REIT	27,230	539,154
Highwoods Properties, Inc. REIT	4,691	107,705
Host Hotels & Resorts, Inc. REIT	34,930	680,087
Houlihan Lokey, Inc.	2,313	277,352
Howard Hughes Holdings, Inc. *	1,510	129,180
Huntington Bancshares, Inc.	69,457	883,493
Interactive Brokers Group, Inc. Class A	4,823	399,827
Intercontinental Exchange, Inc.	27,528	3,535,421
Invesco Ltd.	17,723	316,178
Invitation Homes, Inc. REIT	29,973	1,022,379
Iron Mountain, Inc. REIT	7,331	513,023
Janus Henderson Group PLC	6,375	192,206
Jefferies Financial Group, Inc.	8,920	360,457
Jones Lang LaSalle, Inc. *	2,295	433,457
JPMorgan Chase & Co.	140,480	23,895,648
Kemper Corp.	2,698	131,312
KeyCorp	45,130	649,872
Kilroy Realty Corp. REIT	5,709	227,447
Kimco Realty Corp. REIT	31,899	679,768
KKR & Co., Inc.	24,333	2,015,989
Lamar Advertising Co. Class A REIT	1,002	106,493
Lazard Ltd. Class A	5,746	199,961
Lincoln National Corp.	7,517	202,733
Loews Corp.	9,056	630,207
M&T Bank Corp.	8,112	1,111,993
Markel Group, Inc. *	644	914,416
Marsh & McLennan Cos., Inc.	4,833	915,708
Medical Properties Trust, Inc. REIT	28,477	139,822
MetLife, Inc.	30,814	2,037,730
MGIC Investment Corp.	12,814	247,182
Mid-America Apartment Communities, Inc. REIT	5,693	765,481
Morgan Stanley	58,508	5,455,871
Nasdaq, Inc.	16,749	973,787
National Storage Affiliates Trust REIT	3,750	155,512
NET Lease Office Properties REIT	656	12,123
New York Community Bancorp, Inc.	34,768	355,677
NNN REIT, Inc.	8,749	377,082
Northern Trust Corp.	10,047	847,766
NU Holdings Ltd. Class A * (Brazil)	36,590	304,795
Old Republic International Corp.	12,315	362,061
Omega Healthcare Investors, Inc. REIT	11,293	346,243
OneMain Holdings, Inc.	5,592	275,126
Park Hotels & Resorts, Inc. REIT	10,959	167,673
Pinnacle Financial Partners, Inc.	3,620	315,736
PNC Financial Services Group, Inc.	19,338	2,994,489
Popular, Inc.	3,642	298,899
Primerica, Inc.	641	131,892
Principal Financial Group, Inc.	11,855	932,633
Progressive Corp.	7,198	1,146,497
Prologis, Inc. REIT	44,895	5,984,503
Prosperity Bancshares, Inc.	4,044	273,900
Prudential Financial, Inc.	17,661	1,831,622
Public Storage REIT	3,220	982,100
Raymond James Financial, Inc.	9,279	1,034,608
Rayonier, Inc. REIT	6,985	233,369
Realty Income Corp. REIT	35,238	2,023,366

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

PD LARGE-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Shares	Value
Regency Centers Corp. REIT	8,869	$594,223
Regions Financial Corp.	45,834	888,263
Reinsurance Group of America, Inc.	3,220	520,932
RenaissanceRe Holdings Ltd. (Bermuda)	1,809	354,564
Rexford Industrial Realty, Inc. REIT	10,224	573,566
Rithm Capital Corp. REIT	23,318	249,036
RLI Corp.	1,567	208,599
Rocket Cos., Inc. Class A *	3,602	52,157
SBA Communications Corp. REIT	4,735	1,201,222
SEI Investments Co.	4,864	309,107
Simon Property Group, Inc. REIT	12,446	1,775,297
SLM Corp.	7,354	140,608
SoFi Technologies, Inc. *	46,453	462,207
Spirit Realty Capital, Inc. REIT	7,227	315,748
STAG Industrial, Inc. REIT	9,082	356,559
Starwood Property Trust, Inc. REIT	14,206	298,610
State Street Corp.	14,985	1,160,738
Stifel Financial Corp.	5,027	347,617
Sun Communities, Inc. REIT	4,623	617,864
Synchrony Financial	19,892	759,675
Synovus Financial Corp.	6,751	254,175
T Rowe Price Group, Inc.	10,530	1,133,976
TFS Financial Corp.	3,338	49,035
TPG, Inc.	2,293	98,989
Tradeweb Markets, Inc. Class A	3,748	340,618
Travelers Cos., Inc.	11,090	2,112,534
Truist Financial Corp.	64,236	2,371,593
U.S. Bancorp	75,912	3,285,471
UDR, Inc. REIT	14,944	572,206
Unum Group	9,517	430,359
UWM Holdings Corp.	2,320	16,588
Ventas, Inc. REIT	19,593	976,515
VICI Properties, Inc. REIT	50,301	1,603,596
Virtu Financial, Inc. Class A	3,656	74,071
Vornado Realty Trust REIT	8,797	248,515
Voya Financial, Inc.	4,658	339,848
W R Berkley Corp.	9,582	677,639
Webster Financial Corp.	8,233	417,907
Wells Fargo & Co.	178,603	8,790,840
Welltower, Inc. REIT	26,116	2,354,880
Western Alliance Bancorp	5,469	359,805
Western Union Co.	11,096	132,264
Weyerhaeuser Co. REIT	35,919	1,248,904
White Mountains Insurance Group Ltd.	112	168,561
Willis Towers Watson PLC	4,386	1,057,903
Wintrust Financial Corp.	2,827	262,204
WP Carey, Inc. REIT	10,395	673,700
XP, Inc. Class A (Brazil)	14,272	372,071
Zions Bancorp NA	7,044	309,020

		245,149,186

Industrial - 13.0%

3M Co.	26,701	2,918,953
Acuity Brands, Inc.	1,529	313,185
AECOM	6,457	596,820
AGCO Corp.	3,164	384,141
Allegion PLC	331	41,934
Amcor PLC	70,052	675,301
AMETEK, Inc.	11,281	1,860,124
Amphenol Corp. Class A	13,916	1,379,493
AO Smith Corp.	5,144	424,071
AptarGroup, Inc.	3,207	396,449
Ardagh Group SA * Ω	291	2,177
Armstrong World Industries, Inc.	1,595	156,820
Arrow Electronics, Inc. *	2,721	332,642
Avnet, Inc.	4,745	239,148
AZEK Co., Inc. *	6,305	241,166
Ball Corp.	15,107	868,955
Berry Global Group, Inc.	5,686	383,179
Boeing Co. *	23,446	6,111,434

	Shares	Value
Builders FirstSource, Inc. *	5,980	$998,301
BWX Technologies, Inc.	3,795	291,190
Carlisle Cos., Inc.	2,342	731,711
Carrier Global Corp.	40,360	2,318,682
Caterpillar, Inc.	6,208	1,835,519
CH Robinson Worldwide, Inc.	1,279	110,493
Clean Harbors, Inc. *	2,476	432,087
CNH Industrial NV (United Kingdom)	47,922	583,690
Cognex Corp.	8,178	341,350
Coherent Corp. *	6,065	264,009
Crane Co.	2,431	287,198
Crown Holdings, Inc.	5,018	462,108
CSX Corp.	85,358	2,959,362
Curtiss-Wright Corp.	1,834	408,597
Deere & Co.	823	329,093
Donaldson Co., Inc.	3,565	232,973
Dover Corp.	6,841	1,052,214
Eagle Materials, Inc.	614	124,544
Eaton Corp. PLC	19,379	4,666,851
EMCOR Group, Inc.	1,417	305,264
Emerson Electric Co.	27,688	2,694,873
Esab Corp.	2,669	231,189
Expeditors International of Washington, Inc.	6,193	787,750
FedEx Corp.	11,271	2,851,225
Flowserve Corp.	6,245	257,419
Fortive Corp.	16,943	1,247,513
Fortune Brands Innovations, Inc.	6,013	457,830
Garmin Ltd.	7,535	968,549
Gates Industrial Corp. PLC *	5,996	80,466
Generac Holdings, Inc. *	2,857	369,239
General Dynamics Corp.	11,893	3,088,255
General Electric Co.	52,759	6,733,631
Graco, Inc.	4,646	403,087
Graphic Packaging Holding Co.	7,127	175,681
Hayward Holdings, Inc. *	6,274	85,326
HEICO Corp.	299	53,482
HEICO Corp. Class A	439	62,531
Hexcel Corp.	3,983	293,746
Honeywell International, Inc.	28,221	5,918,226
Howmet Aerospace, Inc.	18,599	1,006,578
Hubbell, Inc.	1,380	453,923
Huntington Ingalls Industries, Inc.	1,964	509,933
IDEX Corp.	3,407	739,694
Illinois Tool Works, Inc.	2,712	710,381
Ingersoll Rand, Inc.	19,850	1,535,199
ITT, Inc.	4,002	477,519
Jabil, Inc.	2,155	274,547
Jacobs Solutions, Inc.	6,169	800,736
JB Hunt Transport Services, Inc.	3,170	633,176
Johnson Controls International PLC	33,086	1,907,077
Keysight Technologies, Inc. *	6,475	1,030,108
Kirby Corp. *	3,081	241,797
Knight-Swift Transportation Holdings, Inc.	7,564	436,065
L3Harris Technologies, Inc.	9,135	1,924,014
Landstar System, Inc.	367	71,070
Lennox International, Inc.	1,548	692,761
Lincoln Electric Holdings, Inc.	183	39,795
Littelfuse, Inc.	1,183	316,523
Louisiana-Pacific Corp.	3,060	216,740
Martin Marietta Materials, Inc.	2,968	1,480,765
Masco Corp.	11,110	744,148
MasTec, Inc. *	3,003	227,387
MDU Resources Group, Inc.	10,556	209,009
Mercury Systems, Inc. *	2,521	92,193
Middleby Corp. *	2,586	380,582
Mohawk Industries, Inc. *	2,487	257,404
MSA Safety, Inc.	1,559	263,206
Nordson Corp.	2,762	729,610
Norfolk Southern Corp.	11,020	2,604,908
Northrop Grumman Corp.	6,563	3,072,403

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

PD LARGE-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Shares	Value
nVent Electric PLC	8,064	$476,502
Old Dominion Freight Line, Inc.	343	139,028
Oshkosh Corp.	3,080	333,903
Otis Worldwide Corp.	18,760	1,678,457
Owens Corning	4,300	637,389
Packaging Corp. of America	4,235	689,924
Parker-Hannifin Corp.	6,203	2,857,722
Pentair PLC	8,111	589,751
RBC Bearings, Inc. *	1,424	405,683
Regal Rexnord Corp.	3,198	473,368
Republic Services, Inc.	9,958	1,642,174
RTX Corp.	69,983	5,888,370
Ryder System, Inc.	2,051	235,988
Saia, Inc. *	1,178	516,223
Schneider National, Inc. Class B	2,847	72,456
Sealed Air Corp.	3,234	118,106
Sensata Technologies Holding PLC	7,211	270,917
Silgan Holdings, Inc.	3,799	171,905
Snap-on, Inc.	2,552	737,120
Sonoco Products Co.	4,559	254,711
Spirit AeroSystems Holdings, Inc. Class A *	4,719	149,970
Stanley Black & Decker, Inc.	7,359	721,918
Stericycle, Inc. *	4,794	237,591
TD SYNNEX Corp.	2,377	255,789
Teledyne Technologies, Inc. *	2,285	1,019,773
Tetra Tech, Inc.	2,190	365,577
Textron, Inc.	9,709	780,798
Timken Co.	2,928	234,679
TopBuild Corp. *	1,488	556,899
Trane Technologies PLC	7,755	1,891,444
TransDigm Group, Inc.	2,137	2,161,789
Trimble, Inc. *	12,294	654,041
Union Pacific Corp.	16,968	4,167,680
United Parcel Service, Inc. Class B	25,480	4,006,220
Universal Display Corp.	1,289	246,534
Valmont Industries, Inc.	940	219,499
Veralto Corp.	10,773	886,187
Vertiv Holdings Co.	15,600	749,268
Vontier Corp.	5,186	179,176
Vulcan Materials Co.	5,068	1,150,487
Waste Management, Inc.	2,057	368,409
Westinghouse Air Brake Technologies Corp.	8,744	1,109,614
Westrock Co.	12,171	505,340
Woodward, Inc.	2,836	386,065
XPO, Inc. *	5,688	498,212
Xylem, Inc.	10,246	1,171,733

		129,764,886

Technology - 8.4%

Advanced Micro Devices, Inc. *	33,620	4,955,924
Akamai Technologies, Inc. *	7,263	859,576
Amdocs Ltd.	5,762	506,422
Analog Devices, Inc.	24,234	4,811,903
ANSYS, Inc. *	765	277,603
Applied Materials, Inc.	6,240	1,011,317
AppLovin Corp. Class A *	7,844	312,583
Aspen Technology, Inc. *	1,278	281,352
Bentley Systems, Inc. Class B	706	36,839
BILL Holdings, Inc. *	4,892	399,138
Broadridge Financial Solutions, Inc.	968	199,166
CACI International, Inc. Class A *	1,114	360,780
CCC Intelligent Solutions Holdings, Inc. *	10,125	115,324
Ceridian HCM Holding, Inc. *	6,786	455,476
Cirrus Logic, Inc. *	2,873	239,005
Cognizant Technology Solutions Corp. Class A	24,917	1,881,981
Concentrix Corp.	2,290	224,901
Crane NXT Co.	2,469	140,412
Doximity, Inc. Class A *	3,268	91,635
Dropbox, Inc. Class A *	1,160	34,197
DXC Technology Co. *	9,669	221,130

	Shares	Value
Electronic Arts, Inc.	13,164	$1,800,967
Entegris, Inc.	6,941	831,671
Fidelity National Information Services, Inc.	29,037	1,744,253
Fiserv, Inc. *	21,121	2,805,714
Genpact Ltd.	6,823	236,826
GLOBALFOUNDRIES, Inc. *	3,948	239,249
Guidewire Software, Inc. *	3,884	423,511
HashiCorp, Inc. Class A *	1,477	34,916
Hewlett Packard Enterprise Co.	61,692	1,047,530
HP, Inc.	33,733	1,015,026
Informatica, Inc. Class A *	1,890	53,657
Intel Corp.	204,872	10,294,818
International Business Machines Corp.	44,218	7,231,854
IPG Photonics Corp. *	1,509	163,787
Jack Henry & Associates, Inc.	2,347	383,523
KBR, Inc.	4,427	245,300
Kyndryl Holdings, Inc. *	10,732	223,011
Lam Research Corp.	358	280,407
Leidos Holdings, Inc.	6,693	724,450
Lumentum Holdings, Inc. *	3,223	168,950
Marvell Technology, Inc.	41,395	2,496,532
Microchip Technology, Inc.	7,456	672,382
Micron Technology, Inc.	53,183	4,538,637
MKS Instruments, Inc.	3,074	316,222
MSCI, Inc.	1,832	1,036,271
nCino, Inc. *	3,329	111,954
NCR Atleos Corp. *	2,801	68,036
NCR Voyix Corp. *	5,603	94,747
NetApp, Inc.	6,112	538,834
Nutanix, Inc. Class A *	8,578	409,085
ON Semiconductor Corp. *	21,149	1,766,576
Oracle Corp.	44,239	4,664,118
Paycor HCM, Inc. *	1,507	32,536
PTC, Inc. *	2,611	456,820
Pure Storage, Inc. Class A *	3,086	110,047
Qorvo, Inc. *	4,827	543,568
QUALCOMM, Inc.	7,008	1,013,567
Roper Technologies, Inc.	5,133	2,798,358
Salesforce, Inc. *	11,313	2,976,903
Science Applications International Corp.	2,621	325,843
SentinelOne, Inc. Class A *	9,963	273,385
Skyworks Solutions, Inc.	7,797	876,539
SS&C Technologies Holdings, Inc.	10,472	639,944
Take-Two Interactive Software, Inc. *	8,087	1,301,603
Teradyne, Inc.	1,311	142,270
Texas Instruments, Inc.	26,152	4,457,870
Twilio, Inc. Class A *	6,683	507,039
Tyler Technologies, Inc. *	511	213,659
UiPath, Inc. Class A *	4,406	109,445
Unity Software, Inc. *	8,089	330,759
Western Digital Corp. *	15,665	820,376
Wolfspeed, Inc. *	5,947	258,754
Zebra Technologies Corp. Class A *	2,016	551,033
Zoom Video Communications, Inc. Class A *	12,402	891,828
ZoomInfo Technologies, Inc. *	7,585	140,247

		83,851,871

Utilities - 4.7%

AES Corp.	13,082	251,829
Alliant Energy Corp.	12,412	636,736
Ameren Corp.	12,843	929,063
American Electric Power Co., Inc.	24,913	2,023,434
American Water Works Co., Inc.	9,557	1,261,428
Atmos Energy Corp.	7,068	819,181
Avangrid, Inc.	3,279	106,272
Brookfield Renewable Corp. Class A	7,013	201,904
CenterPoint Energy, Inc.	30,951	884,270
Clearway Energy, Inc. Class A	1,745	44,637
Clearway Energy, Inc. Class C	4,123	113,094

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

PD LARGE-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Shares	Value
CMS Energy Corp.	14,263	$828,252
Consolidated Edison, Inc.	17,020	1,548,309
Constellation Energy Corp.	15,648	1,829,095
Dominion Energy, Inc.	40,411	1,899,317
DTE Energy Co.	10,104	1,114,067
Duke Energy Corp.	37,509	3,639,873
Edison International	18,539	1,325,353
Entergy Corp.	10,381	1,050,453
Essential Utilities, Inc.	12,051	450,105
Evergy, Inc.	11,057	577,175
Eversource Energy	17,096	1,055,165
Exelon Corp.	48,045	1,724,816
FirstEnergy Corp.	26,709	979,152
Hawaiian Electric Industries, Inc.	5,387	76,442
IDACORP, Inc.	2,342	230,265
National Fuel Gas Co.	4,477	224,611
NextEra Energy, Inc.	98,516	5,983,862
NiSource, Inc.	20,026	531,690
NRG Energy, Inc.	10,931	565,133
OGE Energy Corp.	9,600	335,328
PG&E Corp.	97,946	1,765,966
Pinnacle West Capital Corp.	5,484	393,971
PPL Corp.	36,198	980,966
Public Service Enterprise Group, Inc.	24,392	1,491,571
Sempra	30,524	2,281,059
Southern Co.	53,027	3,718,253
UGI Corp.	9,820	241,572
Vistra Corp.	12,483	480,845
WEC Energy Group, Inc.	15,134	1,273,829
Xcel Energy, Inc.	27,026	1,673,180

		47,541,523

Total Common Stocks (Cost $842,459,909)		983,210,313

EXCHANGE-TRADED FUNDS - 1.6%

iShares Russell 1000 Value	96,084	15,877,881

Total Exchange-Traded Funds (Cost $15,279,778)		15,877,881

	Principal Amount
SHORT-TERM INVESTMENTS - 0.4%

Repurchase Agreements - 0.4%

Fixed Income Clearing Corp. 4.950% due 01/02/24 (Dated 12/29/23, repurchase price of $4,207,998; collateralized by U.S. Treasury Notes: 0.750% due 03/31/26 and value $4,289,831)	$4,205,685	4,205,685

Total Short-Term Investments (Cost $4,205,685)		4,205,685

TOTAL INVESTMENTS - 100.0% (Cost $861,945,372)		1,003,293,879

DERIVATIVES - 0.0%		59,923

OTHER ASSETS & LIABILITIES, NET - 0.0%		222,929

NET ASSETS - 100.0%		$1,003,576,731

Notes to Schedule of Investments

(a)	As of December 31, 2023, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	24.4%
Consumer, Non-Cyclical	22.8%
Industrial	13.0%
Technology	8.4%
Energy	7.7%
Consumer, Cyclical	7.2%
Communications	6.0%
Utilities	4.7%
Basic Materials	3.8%
Others (each less than 3.0%)	2.0%

100.0%
Derivatives	0.0%
Other Assets & Liabilities, Net	0.0%

100.0%

(b)	As of December 31, 2023, investments with a total aggregate value of $2,177 or less than 0.1% of the Fund’s net assets were determined by a valuation committee established under the Valuation Policy.

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

PD LARGE-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

(c)	As of December 31, 2023, open futures contracts outstanding were as follows:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
CME E-Mini Standard & Poor’s 500 Index	03/24	9	$2,147,613	$2,169,000	$21,387
CME E-Mini Standard & Poor’s MidCap 400 Index	03/24	10	2,770,964	2,809,500	38,536

Total Futures Contracts					$59,923

(d)	Fair Value Measurements

As of December 31, 2023, the Fund’s investments, as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities were as follows:

		Total Value at December 31, 2023	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Basic Materials	$37,848,583	$37,848,583	$–	$–
	Communications	60,076,058	60,076,058	–	–
	Consumer, Cyclical	72,622,421	72,622,421	–	–
	Consumer, Non-Cyclical	228,818,617	228,818,617	–	–
	Energy	77,537,168	77,537,168	–	–
	Financial	245,149,186	245,149,186	–	–
	Industrial	129,764,886	129,762,709	2,177	–
	Technology	83,851,871	83,851,871	–	–
	Utilities	47,541,523	47,541,523	–	–

	Total Common Stocks	983,210,313	983,208,136	2,177	–

	Exchange-Traded Funds	15,877,881	15,877,881	–	–
	Short-Term Investments	4,205,685	–	4,205,685	–
	Derivatives:
	Equity Contracts
	Futures	59,923	59,923	–	–

	Total	$1,003,353,802	$999,145,940	$4,207,862	$–

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

PD MID-CAP INDEX PORTFOLIO

Schedule of Investments

December 31, 2023

	Shares	Value
COMMON STOCKS - 98.2%

Basic Materials - 3.6%

Albemarle Corp.	3,741	$540,500
Alcoa Corp.	5,739	195,126
Ashland, Inc.	1,505	126,887
Axalta Coating Systems Ltd. *	7,075	240,338
Celanese Corp.	3,153	489,882
CF Industries Holdings, Inc.	6,218	494,331
Chemours Co.	4,804	151,518
Cleveland-Cliffs, Inc. *	16,086	328,476
DuPont de Nemours, Inc.	14,832	1,141,026
Eastman Chemical Co.	3,772	338,801
Element Solutions, Inc.	7,258	167,950
FMC Corp.	3,971	250,372
Huntsman Corp.	5,660	142,236
International Flavors & Fragrances, Inc.	8,326	674,156
International Paper Co.	11,290	408,133
LyondellBasell Industries NV Class A	8,437	802,190
Mosaic Co.	10,798	385,812
MP Materials Corp. *	3,386	67,212
NewMarket Corp.	205	111,895
Nucor Corp.	8,030	1,397,541
Olin Corp.	3,953	213,264
PPG Industries, Inc.	7,584	1,134,187
Reliance Steel & Aluminum Co.	1,864	521,323
Royal Gold, Inc.	2,084	252,081
RPM International, Inc.	4,146	462,818
SSR Mining, Inc. (Canada)	6,705	72,146
Steel Dynamics, Inc.	5,039	595,106
U.S. Steel Corp.	7,218	351,156
Valvoline, Inc.	4,469	167,945
Westlake Corp.	1,062	148,637

		12,373,045

Communications - 5.1%

Cable One, Inc.	189	105,195
CDW Corp.	4,361	991,342
Ciena Corp. *	4,835	217,623
Corning, Inc.	24,468	745,051
Coupang, Inc. * (South Korea)	35,108	568,398
DoorDash, Inc. Class A *	9,838	972,880
eBay, Inc.	17,188	749,741
Etsy, Inc. *	3,934	318,851
Expedia Group, Inc. *	4,441	674,099
F5, Inc. *	1,909	341,673
FactSet Research Systems, Inc.	1,251	596,790
Fox Corp. Class A	7,963	236,262
Fox Corp. Class B	4,231	116,987
Frontier Communications Parent, Inc. *	7,979	202,188
GCI Liberty, Inc. (Escrow) * Ω ±	4,166	–
Gen Digital, Inc.	18,100	413,042
GoDaddy, Inc. Class A *	4,742	503,411
IAC, Inc. *	2,334	122,255
Interpublic Group of Cos., Inc.	12,581	410,644
Iridium Communications, Inc.	3,993	164,352
Juniper Networks, Inc.	10,459	308,331
Liberty Broadband Corp. Class A *	575	46,368
Liberty Broadband Corp. Class C *	3,816	307,531
Liberty Media Corp. - Liberty Formula One Class A *	825	47,833
Liberty Media Corp. - Liberty Formula One Class C *	6,322	399,108
Liberty Media Corp. - Liberty SiriusXM Class A *	2,443	70,212
Liberty Media Corp. - Liberty SiriusXM Class C *	5,038	144,994
Lyft, Inc. Class A *	10,620	159,194
Maplebear, Inc. *	676	15,866
Match Group, Inc. *	9,178	334,997
New York Times Co. Class A	5,136	251,613
News Corp. Class A	12,083	296,638
News Corp. Class B	3,814	98,096

	Shares	Value
Nexstar Media Group, Inc.	1,101	$172,582
Okta, Inc. *	4,915	444,955
Omnicom Group, Inc.	6,433	556,519
Paramount Global Class B	18,445	272,802
Pinterest, Inc. Class A *	18,907	700,315
Robinhood Markets, Inc. Class A *	21,403	272,674
Roku, Inc. *	3,933	360,499
Sirius XM Holdings, Inc.	20,279	110,926
Spotify Technology SA *	4,520	849,353
Trade Desk, Inc. Class A *	14,229	1,023,919
TripAdvisor, Inc. *	3,314	71,350
Ubiquiti, Inc.	135	18,841
VeriSign, Inc. *	2,868	590,693
Viasat, Inc. *	3,696	103,303
Warner Bros Discovery, Inc. *	70,976	807,707
Wayfair, Inc. Class A *	2,589	159,741
Zillow Group, Inc. Class A *	1,896	107,541
Zillow Group, Inc. Class C *	4,911	284,150

		17,839,435

Consumer, Cyclical - 13.0%

Advance Auto Parts, Inc.	1,968	120,107
Alaska Air Group, Inc. *	4,038	157,765
Allison Transmission Holdings, Inc.	2,923	169,972
AMC Entertainment Holdings, Inc. Class A *	6,401	39,174
American Airlines Group, Inc. *	20,723	284,734
Aptiv PLC *	8,703	780,833
Aramark	7,771	218,365
AutoNation, Inc. *	916	137,565
Bath & Body Works, Inc.	7,326	316,190
Best Buy Co., Inc.	6,352	497,235
Birkenstock Holding PLC * (Luxembourg)	961	46,830
BJ’s Wholesale Club Holdings, Inc. *	4,364	290,904
BorgWarner, Inc.	7,701	276,081
Boyd Gaming Corp.	2,362	147,885
Brunswick Corp.	2,276	220,203
Burlington Stores, Inc. *	2,069	402,379
Caesars Entertainment, Inc. *	6,756	316,721
Capri Holdings Ltd. *	3,802	191,012
CarMax, Inc. *	5,171	396,823
Carnival Corp. *	31,853	590,555
Carter’s, Inc.	1,224	91,665
Casey’s General Stores, Inc.	1,218	334,633
Cava Group, Inc. *	511	21,963
Choice Hotels International, Inc.	1,006	113,980
Churchill Downs, Inc.	2,339	315,601
Columbia Sportswear Co.	1,183	94,096
Copart, Inc. *	27,723	1,358,427
Core & Main, Inc. Class A *	4,346	175,622
Crocs, Inc. *	1,950	182,149
Cummins, Inc.	4,581	1,097,470
Darden Restaurants, Inc.	3,874	636,498
Deckers Outdoor Corp. *	840	561,481
Delta Air Lines, Inc.	20,687	832,238
Dick’s Sporting Goods, Inc.	1,920	282,144
Dolby Laboratories, Inc. Class A	1,912	164,776
Dollar Tree, Inc. *	6,723	955,002
Domino’s Pizza, Inc.	1,128	464,995
DR Horton, Inc.	10,054	1,528,007
DraftKings, Inc. Class A *	13,360	470,940
Fastenal Co.	18,449	1,194,942
Ferguson PLC	6,598	1,273,876
Five Below, Inc. *	1,744	371,751
Floor & Decor Holdings, Inc. Class A *	3,326	371,049
Freshpet, Inc. *	1,348	116,952
GameStop Corp. Class A *	8,684	152,231
Gap, Inc.	6,332	132,402
Gentex Corp.	7,444	243,121
Genuine Parts Co.	4,501	623,388
Harley-Davidson, Inc.	4,329	159,480

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

PD MID-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Shares	Value
Hasbro, Inc.	4,160	$212,410
Hilton Worldwide Holdings, Inc.	8,050	1,465,824
Hyatt Hotels Corp. Class A	1,420	185,182
Kohl’s Corp.	3,579	102,646
Lear Corp.	1,864	263,215
Leggett & Platt, Inc.	4,417	115,593
Lennar Corp. Class A	7,921	1,180,546
Lennar Corp. Class B	398	53,352
Liberty Media Corp. - Liberty Live Class A *	638	23,319
Liberty Media Corp. - Liberty Live Class C *	1,419	53,056
Lithia Motors, Inc.	896	295,035
Live Nation Entertainment, Inc. *	5,102	477,547
LKQ Corp.	8,685	415,056
Lucid Group, Inc. *	24,197	101,869
Macy’s, Inc.	8,852	178,102
Madison Square Garden Sports Corp. *	613	111,462
Marriott Vacations Worldwide Corp.	1,230	104,415
Mattel, Inc. *	11,676	220,443
MGM Resorts International	9,116	407,303
MSC Industrial Direct Co., Inc. Class A	1,490	150,877
Murphy USA, Inc.	632	225,346
Newell Brands, Inc.	12,166	105,601
Nordstrom, Inc.	3,642	67,195
Norwegian Cruise Line Holdings Ltd. *	13,605	272,644
NVR, Inc. *	96	672,043
Ollie’s Bargain Outlet Holdings, Inc. *	2,001	151,856
PACCAR, Inc.	16,567	1,617,768
Peloton Interactive, Inc. Class A *	10,032	61,095
Penn Entertainment, Inc. *	5,051	131,427
Penske Automotive Group, Inc.	658	105,616
Petco Health & Wellness Co., Inc. *	2,619	8,276
Phinia, Inc.	1,520	46,041
Planet Fitness, Inc. Class A *	2,738	199,874
Polaris, Inc.	1,726	163,573
Pool Corp.	1,239	494,002
PulteGroup, Inc.	6,920	714,282
PVH Corp.	1,927	235,325
QuantumScape Corp. *	10,292	71,529
Ralph Lauren Corp.	1,317	189,911
Restoration Hardware, Inc. *	502	146,323
Rivian Automotive, Inc. Class A *	21,615	507,088
Ross Stores, Inc.	10,851	1,501,670
Royal Caribbean Cruises Ltd. *	7,548	977,391
Scotts Miracle-Gro Co.	1,314	83,767
SiteOne Landscape Supply, Inc. *	1,420	230,750
Skechers USA, Inc. Class A *	4,369	272,363
Southwest Airlines Co.	19,382	559,752
Tapestry, Inc.	7,397	272,284
Tempur Sealy International, Inc.	5,304	270,345
Texas Roadhouse, Inc.	2,130	260,350
Thor Industries, Inc.	1,652	195,349
TKO Group Holdings, Inc.	1,960	159,897
Toll Brothers, Inc.	3,445	354,112
Tractor Supply Co.	3,525	757,981
Travel & Leisure Co.	2,359	92,213
Ulta Beauty, Inc. *	1,588	778,104
Under Armour, Inc. Class A *	6,133	53,909
Under Armour, Inc. Class C *	6,180	51,603
United Airlines Holdings, Inc. *	10,650	439,419
Vail Resorts, Inc.	1,208	257,872
VF Corp.	11,177	210,128
Victoria’s Secret, Inc. *	2,640	70,066
Walgreens Boots Alliance, Inc.	23,360	609,930
Watsco, Inc.	1,082	463,605
Wendy’s Co.	5,590	108,893
WESCO International, Inc.	1,407	244,649
Whirlpool Corp.	1,701	207,131
Williams-Sonoma, Inc.	2,078	419,299
Wingstop, Inc.	969	248,626
WW Grainger, Inc.	1,427	1,182,541

	Shares	Value
Wyndham Hotels & Resorts, Inc.	2,687	$216,062
Wynn Resorts Ltd.	3,403	310,047
YETI Holdings, Inc. *	2,777	143,793
Yum! Brands, Inc.	9,059	1,183,649

		45,413,829

Consumer, Non-Cyclical - 17.9%

10X Genomics, Inc. Class A *	3,051	170,734
Acadia Healthcare Co., Inc. *	2,855	222,005
ADT, Inc.	6,803	46,396
Affirm Holdings, Inc. *	7,340	360,688
Agilent Technologies, Inc.	9,442	1,312,721
agilon health, Inc. *	9,659	121,220
Albertsons Cos., Inc. Class A	13,226	304,198
Align Technology, Inc. *	2,489	681,986
Alnylam Pharmaceuticals, Inc. *	3,979	761,620
Amedisys, Inc. *	1,042	99,053
Apellis Pharmaceuticals, Inc. *	3,250	194,545
Avantor, Inc. *	21,997	502,192
Avery Dennison Corp.	2,580	521,573
Avis Budget Group, Inc.	665	117,878
Azenta, Inc. *	1,914	124,678
Baxter International, Inc.	16,215	626,872
Bio-Rad Laboratories, Inc. Class A *	663	214,076
Bio-Techne Corp.	4,965	383,099
Biogen, Inc. *	4,655	1,204,574
BioMarin Pharmaceutical, Inc. *	6,101	588,258
Block, Inc. *	17,518	1,355,017
Booz Allen Hamilton Holding Corp.	4,140	529,547
Boston Beer Co., Inc. Class A *	304	105,059
Bright Horizons Family Solutions, Inc. *	1,846	173,967
Brown-Forman Corp. Class A	1,633	97,310
Brown-Forman Corp. Class B	6,005	342,886
Bruker Corp.	3,381	248,436
Bunge Global SA	4,674	471,840
Campbell Soup Co.	6,306	272,608
Cardinal Health, Inc.	7,969	803,275
Catalent, Inc. *	5,718	256,910
Celsius Holdings, Inc. *	4,704	256,462
Cencora, Inc.	5,221	1,072,289
Certara, Inc. *	3,783	66,543
Charles River Laboratories International, Inc. *	1,621	383,204
Chemed Corp.	483	282,434
Church & Dwight Co., Inc.	7,861	743,336
Cintas Corp.	2,800	1,687,448
Clarivate PLC *	15,559	144,076
Clorox Co.	4,032	574,923
Conagra Brands, Inc.	15,177	434,973
Cooper Cos., Inc.	1,584	599,449
Corteva, Inc.	23,041	1,104,125
CoStar Group, Inc. *	13,061	1,141,401
Coty, Inc. Class A *	11,550	143,451
Darling Ingredients, Inc. *	5,043	251,343
DaVita, Inc. *	1,737	181,968
Dentsply Sirona, Inc.	6,721	239,200
Dexcom, Inc. *	12,497	1,550,753
Driven Brands Holdings, Inc. *	2,024	28,862
Dun & Bradstreet Holdings, Inc.	9,150	107,055
Elanco Animal Health, Inc. *	15,785	235,197
Encompass Health Corp.	3,141	209,568
Enovis Corp. *	1,648	92,321
Envista Holdings Corp. *	5,269	126,772
Equifax, Inc.	3,931	972,097
Euronet Worldwide, Inc. *	1,550	157,310
Exact Sciences Corp. *	5,833	431,525
Exelixis, Inc. *	10,152	243,546
FleetCor Technologies, Inc. *	2,343	662,155
Flowers Foods, Inc.	6,115	137,649
Fortrea Holdings, Inc. *	2,925	102,083
FTI Consulting, Inc. *	1,064	211,896

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

PD MID-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Shares	Value
Gartner, Inc. *	2,480	$1,118,753
Ginkgo Bioworks Holdings, Inc. *	49,994	84,490
Global Payments, Inc.	8,331	1,058,037
Globus Medical, Inc. Class A *	3,761	200,424
Grand Canyon Education, Inc. *	991	130,852
Grocery Outlet Holding Corp. *	3,206	86,434
GXO Logistics, Inc. *	3,720	227,515
H&R Block, Inc.	4,648	224,824
Henry Schein, Inc. *	4,153	314,424
Hertz Global Holdings, Inc. *	4,378	45,487
Hologic, Inc. *	7,922	566,027
Hormel Foods Corp.	9,484	304,531
ICON PLC *	2,657	752,117
ICU Medical, Inc. *	714	71,214
IDEXX Laboratories, Inc. *	2,661	1,476,988
Illumina, Inc. *	5,072	706,225
Incyte Corp. *	5,878	369,080
Ingredion, Inc.	2,100	227,913
Inspire Medical Systems, Inc. *	919	186,952
Insulet Corp. *	2,215	480,611
Integra LifeSciences Holdings Corp. *	2,112	91,978
Ionis Pharmaceuticals, Inc. *	4,641	234,788
IQVIA Holdings, Inc. *	5,879	1,360,283
J M Smucker Co.	3,348	423,120
Jazz Pharmaceuticals PLC *	2,022	248,706
Karuna Therapeutics, Inc. *	1,137	359,872
Kellanova	8,472	473,670
Kroger Co.	21,052	962,287
Laboratory Corp. of America Holdings	2,739	622,547
Lamb Weston Holdings, Inc.	4,643	501,862
ManpowerGroup, Inc.	1,642	130,490
Maravai LifeSciences Holdings, Inc. Class A *	3,574	23,410
MarketAxess Holdings, Inc.	1,217	356,398
Masimo Corp. *	1,378	161,515
McCormick & Co., Inc.	8,194	560,633
Medpace Holdings, Inc. *	746	228,671
Mirati Therapeutics, Inc. *	1,766	103,753
Mister Car Wash, Inc. *	2,227	19,241
Molina Healthcare, Inc. *	1,857	670,953
Molson Coors Beverage Co. Class B	5,717	349,938
Morningstar, Inc.	847	242,445
Natera, Inc. *	3,495	218,927
Neurocrine Biosciences, Inc. *	3,156	415,835
Novocure Ltd. *	3,928	58,645
Olaplex Holdings, Inc. *	5,197	13,200
Organon & Co.	8,198	118,215
Paylocity Holding Corp. *	1,335	220,075
Penumbra, Inc. *	1,160	291,786
Performance Food Group Co. *	4,874	337,037
Perrigo Co. PLC	4,337	139,565
Pilgrim’s Pride Corp. *	1,447	40,024
Post Holdings, Inc. *	1,620	142,657
Premier, Inc. Class A	3,969	88,747
Qiagen NV *	7,471	324,466
Quanta Services, Inc.	4,637	1,000,665
Quest Diagnostics, Inc.	3,651	503,400
QuidelOrtho Corp. *	1,776	130,891
R1 RCM, Inc. *	4,978	52,617
RB Global, Inc. (Canada)	5,921	396,056
Repligen Corp. *	1,766	317,527
ResMed, Inc.	4,676	804,366
Revvity, Inc.	4,005	437,787
Reynolds Consumer Products, Inc.	1,768	47,453
Robert Half, Inc.	3,335	293,213
Roivant Sciences Ltd. *	12,054	135,366
Rollins, Inc.	8,321	363,378
Royalty Pharma PLC Class A	12,145	341,153
Sarepta Therapeutics, Inc. *	2,845	274,343
Seaboard Corp.	8	28,561
Service Corp. International	4,787	327,670

	Shares	Value
Shift4 Payments, Inc. Class A *	1,816	$135,001
Shockwave Medical, Inc. *	1,153	219,716
Sotera Health Co. *	3,217	54,206
Spectrum Brands Holdings, Inc.	1,128	89,981
STERIS PLC	3,234	710,995
Tandem Diabetes Care, Inc. *	2,077	61,438
Teladoc Health, Inc. *	5,259	113,331
Teleflex, Inc.	1,540	383,984
Tenet Healthcare Corp. *	3,240	244,847
Toast, Inc. Class A *	11,277	205,918
TransUnion	6,160	423,254
Tyson Foods, Inc. Class A	9,059	486,921
U-Haul Holding Co. *	213	15,293
U-Haul Holding Co.	3,182	224,140
U.S. Foods Holding Corp. *	7,424	337,124
Ultragenyx Pharmaceutical, Inc. *	2,538	121,367
United Rentals, Inc.	2,186	1,253,496
United Therapeutics Corp. *	1,477	324,778
Universal Health Services, Inc. Class B	1,928	293,904
Verisk Analytics, Inc.	4,610	1,101,145
Vestis Corp.	3,722	78,683
Viatris, Inc.	39,060	423,020
Waters Corp. *	1,909	628,500
West Pharmaceutical Services, Inc.	2,384	839,454
WEX, Inc. *	1,359	264,393
WillScot Mobile Mini Holdings Corp. *	6,194	275,633
WK Kellogg Co.	2,066	27,147
Zimmer Biomet Holdings, Inc.	6,764	823,179

		62,574,566

Energy - 5.1%

Antero Midstream Corp.	10,932	136,978
Antero Resources Corp. *	9,337	211,763
APA Corp.	9,831	352,736
Baker Hughes Co.	32,726	1,118,575
Cheniere Energy, Inc.	7,743	1,321,807
Chesapeake Energy Corp.	4,015	308,914
Coterra Energy, Inc.	23,937	610,872
Devon Energy Corp.	20,670	936,351
Diamondback Energy, Inc.	5,763	893,726
DTE Midstream LLC *	3,134	171,743
Enphase Energy, Inc. *	4,255	562,256
EQT Corp.	11,753	454,371
First Solar, Inc. *	3,399	585,580
Halliburton Co.	29,006	1,048,567
Hess Corp.	8,980	1,294,557
HF Sinclair Corp.	4,661	259,012
Marathon Oil Corp.	19,523	471,676
New Fortress Energy, Inc.	2,109	79,573
NOV, Inc.	12,953	262,687
ONEOK, Inc.	18,798	1,319,995
Ovintiv, Inc.	8,368	367,523
Phillips 66	14,386	1,915,352
Plug Power, Inc. *	16,936	76,212
Range Resources Corp.	7,717	234,905
Southwestern Energy Co. *	36,267	237,549
Sunrun, Inc. *	6,907	135,584
Targa Resources Corp.	7,141	620,339
TechnipFMC PLC (United Kingdom)	13,956	281,074
Texas Pacific Land Corp.	199	312,917
Williams Cos., Inc.	39,353	1,370,665

		17,953,859

Financial - 20.2%

Affiliated Managers Group, Inc.	1,156	175,042
Aflac, Inc.	19,067	1,573,027
AGNC Investment Corp. REIT	20,865	204,686
Agree Realty Corp. REIT	3,201	201,503
Air Lease Corp.	3,399	142,554
Alexandria Real Estate Equities, Inc. REIT	5,508	698,249

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

PD MID-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Shares	Value
Allstate Corp.	8,475	$1,186,330
Ally Financial, Inc.	8,603	300,417
American Financial Group, Inc.	2,398	285,098
American Homes 4 Rent Class A REIT	10,856	390,382
Americold Realty Trust, Inc. REIT	8,602	260,383
Ameriprise Financial, Inc.	3,315	1,259,136
Annaly Capital Management, Inc. REIT	16,235	314,472
Apartment Income REIT Corp.	4,849	168,406
Apollo Global Management, Inc.	16,857	1,570,904
Arch Capital Group Ltd. *	11,537	856,853
ARES Management Corp. Class A	5,225	621,357
Arthur J Gallagher & Co.	6,842	1,538,629
Assurant, Inc.	1,681	283,232
Assured Guaranty Ltd.	1,854	138,735
AvalonBay Communities, Inc. REIT	4,565	854,659
Axis Capital Holdings Ltd.	2,541	140,695
Bank of New York Mellon Corp.	24,883	1,295,160
Bank OZK	3,373	168,077
Blue Owl Capital, Inc.	14,433	215,052
BOK Financial Corp.	964	82,567
Boston Properties, Inc. REIT	5,004	351,131
Brighthouse Financial, Inc. *	2,023	107,057
Brixmor Property Group, Inc. REIT	9,549	222,205
Brown & Brown, Inc.	7,600	540,436
Camden Property Trust REIT	3,404	337,983
Carlyle Group, Inc.	6,734	274,006
Cboe Global Markets, Inc.	3,373	602,283
CBRE Group, Inc. Class A *	9,814	913,585
Cincinnati Financial Corp.	5,006	517,921
Citizens Financial Group, Inc.	15,025	497,928
CNA Financial Corp.	888	37,571
Coinbase Global, Inc. Class A *	5,433	944,907
Columbia Banking System, Inc.	6,777	180,810
Comerica, Inc.	4,207	234,793
Commerce Bancshares, Inc.	3,849	205,575
Cousins Properties, Inc. REIT	4,928	119,997
Credit Acceptance Corp. *	196	104,415
CubeSmart REIT	7,125	330,244
Cullen/Frost Bankers, Inc.	1,899	206,023
Digital Realty Trust, Inc. REIT	9,738	1,310,540
Discover Financial Services	8,039	903,584
East West Bancorp, Inc.	4,481	322,408
EastGroup Properties, Inc. REIT	1,449	265,949
EPR Properties REIT	2,430	117,734
Equitable Holdings, Inc.	11,366	378,488
Equity LifeStyle Properties, Inc. REIT	5,791	408,497
Equity Residential REIT	11,993	733,492
Essex Property Trust, Inc. REIT	2,081	515,963
Evercore, Inc. Class A	1,152	197,050
Everest Group Ltd.	1,372	485,112
Extra Space Storage, Inc. REIT	6,747	1,081,747
Federal Realty Investment Trust REIT	2,670	275,143
Fidelity National Financial, Inc.	8,249	420,864
Fifth Third Bancorp	21,810	752,227
First American Financial Corp.	3,266	210,461
First Citizens BancShares, Inc. Class A	347	492,383
First Hawaiian, Inc.	4,158	95,052
First Horizon Corp.	18,118	256,551
First Industrial Realty Trust, Inc. REIT	4,201	221,267
FNB Corp.	11,683	160,875
Franklin Resources, Inc.	9,049	269,570
Gaming & Leisure Properties, Inc. REIT	8,207	405,015
Globe Life, Inc.	2,864	348,606
Hanover Insurance Group, Inc.	1,152	139,876
Hartford Financial Services Group, Inc.	9,538	766,664
Healthcare Realty Trust, Inc. REIT	12,132	209,034
Healthpeak Properties, Inc. REIT	17,440	345,312
Highwoods Properties, Inc. REIT	3,381	77,628
Host Hotels & Resorts, Inc. REIT	23,049	448,764
Houlihan Lokey, Inc.	1,607	192,695

	Shares	Value
Howard Hughes Holdings, Inc. *	1,063	$90,940
Huntington Bancshares, Inc.	46,897	596,530
Interactive Brokers Group, Inc. Class A	3,295	273,155
Invesco Ltd.	11,919	212,635
Invitation Homes, Inc. REIT	19,635	669,750
Iron Mountain, Inc. REIT	9,293	650,324
Janus Henderson Group PLC	4,425	133,414
Jefferies Financial Group, Inc.	5,849	236,358
Jones Lang LaSalle, Inc. *	1,507	284,627
Kemper Corp.	2,063	100,406
KeyCorp	30,468	438,739
Kilroy Realty Corp. REIT	3,756	149,639
Kimco Realty Corp. REIT	21,410	456,247
Kinsale Capital Group, Inc.	720	241,135
KKR & Co., Inc.	21,438	1,776,138
Lamar Advertising Co. Class A REIT	2,767	294,077
Lazard Ltd. Class A	3,555	123,714
Lincoln National Corp.	5,136	138,518
Loews Corp.	5,887	409,676
LPL Financial Holdings, Inc.	2,434	554,027
M&T Bank Corp.	5,318	728,991
Markel Group, Inc. *	428	607,717
Medical Properties Trust, Inc. REIT	19,392	95,215
MGIC Investment Corp.	8,762	169,019
Mid-America Apartment Communities, Inc. REIT	3,786	509,066
Nasdaq, Inc.	10,955	636,924
National Storage Affiliates Trust REIT	2,726	113,047
NET Lease Office Properties REIT	449	8,298
New York Community Bancorp, Inc.	22,631	231,515
NNN REIT, Inc.	5,762	248,342
Northern Trust Corp.	6,680	563,658
NU Holdings Ltd. Class A * (Brazil)	75,215	626,541
Old Republic International Corp.	8,410	247,254
Omega Healthcare Investors, Inc. REIT	7,740	237,308
OneMain Holdings, Inc.	3,668	180,466
Park Hotels & Resorts, Inc. REIT	7,260	111,078
Pinnacle Financial Partners, Inc.	2,421	211,160
Popular, Inc.	2,293	188,187
Primerica, Inc.	1,148	236,212
Principal Financial Group, Inc.	7,752	609,850
Prosperity Bancshares, Inc.	2,816	190,728
Prudential Financial, Inc.	11,732	1,216,726
Raymond James Financial, Inc.	6,079	677,808
Rayonier, Inc. REIT	4,731	158,063
Realty Income Corp. REIT	23,408	1,344,087
Regency Centers Corp. REIT	5,901	395,367
Regions Financial Corp.	30,475	590,605
Reinsurance Group of America, Inc.	2,174	351,710
RenaissanceRe Holdings Ltd. (Bermuda)	1,637	320,852
Rexford Industrial Realty, Inc. REIT	6,710	376,431
Rithm Capital Corp. REIT	15,582	166,416
RLI Corp.	1,297	172,657
Rocket Cos., Inc. Class A *	3,806	55,111
Ryan Specialty Holdings, Inc. *	3,016	129,748
SBA Communications Corp. REIT	3,460	877,767
SEI Investments Co.	3,252	206,665
Simon Property Group, Inc. REIT	10,485	1,495,580
SLM Corp.	7,219	138,027
SoFi Technologies, Inc. *	30,403	302,510
Spirit Realty Capital, Inc. REIT	4,531	197,959
STAG Industrial, Inc. REIT	5,724	224,724
Starwood Property Trust, Inc. REIT	9,442	198,471
State Street Corp.	9,954	771,037
Stifel Financial Corp.	3,272	226,259
Sun Communities, Inc. REIT	3,930	525,244
Synchrony Financial	13,291	507,583
Synovus Financial Corp.	4,690	176,579
T Rowe Price Group, Inc.	7,092	763,737
TFS Financial Corp.	1,778	26,119
TPG, Inc.	2,089	90,182

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

PD MID-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Shares	Value
Tradeweb Markets, Inc. Class A	3,749	$340,709
UDR, Inc. REIT	10,722	410,545
Unum Group	6,457	291,986
UWM Holdings Corp.	2,776	19,848
Ventas, Inc. REIT	12,816	638,749
VICI Properties, Inc. REIT	33,414	1,065,238
Virtu Financial, Inc. Class A	3,027	61,327
Vornado Realty Trust REIT	5,645	159,471
Voya Financial, Inc.	3,249	237,047
W R Berkley Corp.	6,457	456,639
Webster Financial Corp.	5,520	280,195
Welltower, Inc. REIT	17,349	1,564,359
Western Alliance Bancorp	3,468	228,160
Western Union Co.	9,277	110,582
Weyerhaeuser Co. REIT	23,561	819,216
White Mountains Insurance Group Ltd.	81	121,906
Willis Towers Watson PLC	3,341	805,849
Wintrust Financial Corp.	1,974	183,089
WP Carey, Inc. REIT	6,912	447,967
XP, Inc. Class A (Brazil)	10,561	275,325
Zions Bancorp NA	4,696	206,014

		70,451,896

Industrial - 15.3%

Acuity Brands, Inc.	1,023	209,541
Advanced Drainage Systems, Inc.	2,238	314,752
AECOM	4,280	395,600
AGCO Corp.	2,070	251,319
Allegion PLC	2,790	353,465
Amcor PLC	46,535	448,597
AMETEK, Inc.	7,431	1,225,298
Amphenol Corp. Class A	18,841	1,867,708
AO Smith Corp.	3,902	321,681
AptarGroup, Inc.	2,153	266,154
Ardagh Group SA * Ω	1,329	9,941
Ardagh Metal Packaging SA	6,886	26,442
Armstrong World Industries, Inc.	1,463	143,842
Arrow Electronics, Inc. *	1,789	218,705
Avnet, Inc.	2,956	148,982
Axon Enterprise, Inc. *	2,268	585,892
AZEK Co., Inc. *	4,300	164,475
Ball Corp.	9,872	567,837
Berry Global Group, Inc.	3,886	261,878
Builders FirstSource, Inc. *	3,972	663,086
BWX Technologies, Inc.	2,908	223,131
Carlisle Cos., Inc.	1,563	488,328
Carrier Global Corp.	26,921	1,546,611
CH Robinson Worldwide, Inc.	3,769	325,604
ChargePoint Holdings, Inc. *	11,608	27,163
Clean Harbors, Inc. *	1,649	287,767
CNH Industrial NV (United Kingdom)	31,092	378,701
Cognex Corp.	5,492	229,236
Coherent Corp. *	4,193	182,521
Crane Co.	1,564	184,771
Crown Holdings, Inc.	3,374	310,712
Curtiss-Wright Corp.	1,258	280,270
Donaldson Co., Inc.	4,003	261,596
Dover Corp.	4,480	689,069
Eagle Materials, Inc.	1,146	232,455
EMCOR Group, Inc.	1,489	320,775
Esab Corp.	1,837	159,121
Expeditors International of Washington, Inc.	4,756	604,963
Flowserve Corp.	4,222	174,031
Fortive Corp.	11,393	838,867
Fortune Brands Innovations, Inc.	4,036	307,301
Garmin Ltd.	4,931	633,831
Gates Industrial Corp. PLC *	3,512	47,131
Generac Holdings, Inc. *	1,934	249,950
Graco, Inc.	5,447	472,582
Graphic Packaging Holding Co.	9,701	239,130

	Shares	Value
Hayward Holdings, Inc. *	4,284	$58,262
HEICO Corp.	1,436	256,857
HEICO Corp. Class A	2,611	371,911
Hexcel Corp.	2,697	198,904
Howmet Aerospace, Inc.	12,185	659,452
Hubbell, Inc.	1,747	574,641
Huntington Ingalls Industries, Inc.	1,286	333,897
IDEX Corp.	2,417	524,755
Ingersoll Rand, Inc.	13,062	1,010,215
ITT, Inc.	2,631	313,931
Jabil, Inc.	4,028	513,167
Jacobs Solutions, Inc.	4,102	532,440
JB Hunt Transport Services, Inc.	2,632	525,716
Keysight Technologies, Inc. *	5,720	909,995
Kirby Corp. *	1,929	151,388
Knight-Swift Transportation Holdings, Inc.	4,974	286,751
Landstar System, Inc.	1,140	220,761
Lennox International, Inc.	1,042	466,316
Lincoln Electric Holdings, Inc.	1,826	397,082
Littelfuse, Inc.	774	207,091
Louisiana-Pacific Corp.	2,115	149,805
Martin Marietta Materials, Inc.	1,992	993,829
Masco Corp.	7,330	490,963
MasTec, Inc. *	1,989	150,607
MDU Resources Group, Inc.	6,649	131,650
Mercury Systems, Inc. *	1,601	58,549
Mettler-Toledo International, Inc. *	701	850,285
Middleby Corp. *	1,691	248,864
Mohawk Industries, Inc. *	1,706	176,571
MSA Safety, Inc.	1,175	198,375
Nordson Corp.	1,864	492,394
nVent Electric PLC	5,230	309,041
Old Dominion Freight Line, Inc.	3,187	1,291,787
Oshkosh Corp.	2,080	225,493
Otis Worldwide Corp.	13,357	1,195,051
Owens Corning	2,860	423,938
Packaging Corp. of America	2,884	469,832
Parker-Hannifin Corp.	4,129	1,902,230
Pentair PLC	5,348	388,853
RBC Bearings, Inc. *	921	262,384
Regal Rexnord Corp.	2,111	312,470
Republic Services, Inc.	6,674	1,100,609
Rockwell Automation, Inc.	3,711	1,152,191
Ryder System, Inc.	1,464	168,448
Saia, Inc. *	869	380,813
Schneider National, Inc. Class B	1,758	44,741
Sealed Air Corp.	4,638	169,380
Sensata Technologies Holding PLC	4,840	181,839
Silgan Holdings, Inc.	2,762	124,980
Snap-on, Inc.	1,661	479,763
Sonoco Products Co.	3,139	175,376
Spirit AeroSystems Holdings, Inc. Class A *	3,473	110,372
Stanley Black & Decker, Inc.	4,991	489,617
Stericycle, Inc. *	2,999	148,630
TD SYNNEX Corp.	1,703	183,260
Teledyne Technologies, Inc. *	1,519	677,915
Tetra Tech, Inc.	1,744	291,126
Textron, Inc.	6,317	508,013
Timken Co.	2,014	161,422
TopBuild Corp. *	1,011	378,377
Toro Co.	3,420	328,286
Trane Technologies PLC	7,358	1,794,616
TransDigm Group, Inc.	1,710	1,729,836
Trex Co., Inc. *	3,468	287,116
Trimble, Inc. *	8,060	428,792
Universal Display Corp.	1,491	285,169
Valmont Industries, Inc.	669	156,218
Vertiv Holdings Co.	11,189	537,408
Vontier Corp.	5,038	174,063
Vulcan Materials Co.	4,274	970,241

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

PD MID-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Shares	Value
Westinghouse Air Brake Technologies Corp.	5,731	$727,264
Westrock Co.	8,319	345,405
Woodward, Inc.	1,949	265,317
XPO, Inc. *	3,734	327,061
Xylem, Inc.	7,641	873,825

		53,534,804

Technology - 12.9%

Akamai Technologies, Inc. *	4,824	570,920
Allegro MicroSystems, Inc. * (Japan)	2,522	76,341
Alteryx, Inc. Class A *	1,954	92,151
Amdocs Ltd.	3,780	332,224
ANSYS, Inc. *	2,796	1,014,612
AppLovin Corp. Class A *	6,877	274,048
Aspen Technology, Inc. *	898	197,695
Bentley Systems, Inc. Class B	6,293	328,369
BILL Holdings, Inc. *	3,261	266,065
Broadridge Financial Solutions, Inc.	3,770	775,677
CACI International, Inc. Class A *	712	230,588
CCC Intelligent Solutions Holdings, Inc. *	6,550	74,605
Ceridian HCM Holding, Inc. *	4,832	324,324
Cirrus Logic, Inc. *	1,788	148,744
Cloudflare, Inc. Class A *	9,377	780,729
Cognizant Technology Solutions Corp. Class A	16,414	1,239,749
Concentrix Corp.	1,449	142,306
Confluent, Inc. Class A *	5,932	138,809
Crane NXT Co.	1,632	92,812
Crowdstrike Holdings, Inc. Class A *	6,865	1,752,772
Datadog, Inc. Class A *	8,817	1,070,207
DocuSign, Inc. *	6,483	385,414
DoubleVerify Holdings, Inc. *	4,440	163,303
Doximity, Inc. Class A *	3,789	106,244
Dropbox, Inc. Class A *	8,415	248,074
DXC Technology Co. *	6,610	151,171
Dynatrace, Inc. *	7,838	428,660
Elastic NV *	2,535	285,694
Electronic Arts, Inc.	8,745	1,196,403
Entegris, Inc.	4,868	583,284
EPAM Systems, Inc. *	1,813	539,077
Fair Isaac Corp. *	781	909,092
Fidelity National Information Services, Inc.	19,129	1,149,079
Five9, Inc. *	2,297	180,751
Genpact Ltd.	5,708	198,125
Gitlab, Inc. Class A *	2,820	177,547
GLOBALFOUNDRIES, Inc. *	2,568	155,621
Globant SA *	1,311	311,992
Guidewire Software, Inc. *	2,601	283,613
HashiCorp, Inc. Class A *	3,007	71,085
Hewlett Packard Enterprise Co.	41,366	702,395
HP, Inc.	27,852	838,067
HubSpot, Inc. *	1,470	853,394
Informatica, Inc. Class A *	1,549	43,976
IPG Photonics Corp. *	1,010	109,625
Jack Henry & Associates, Inc.	2,375	388,099
KBR, Inc.	4,288	237,598
Kyndryl Holdings, Inc. *	7,234	150,323
Lattice Semiconductor Corp. *	4,345	299,762
Leidos Holdings, Inc.	4,450	481,668
Lumentum Holdings, Inc. *	2,232	117,001
Manhattan Associates, Inc. *	2,009	432,578
Marvell Technology, Inc.	27,615	1,665,461
Microchip Technology, Inc.	17,379	1,567,238
MKS Instruments, Inc.	2,120	218,084
MongoDB, Inc. *	2,168	886,387
Monolithic Power Systems, Inc.	1,496	943,647
MSCI, Inc.	2,481	1,403,378
nCino, Inc. *	2,267	76,239
NCR Atleos Corp. *	2,511	60,992
NCR Voyix Corp. *	4,123	69,720
NetApp, Inc.	6,760	595,962

	Shares	Value
Nutanix, Inc. Class A *	7,847	$374,223
ON Semiconductor Corp. *	13,932	1,163,740
Palantir Technologies, Inc. Class A *	61,085	1,048,829
Paychex, Inc.	10,412	1,240,173
Paycom Software, Inc.	1,645	340,054
Paycor HCM, Inc. *	1,750	37,783
Pegasystems, Inc.	1,346	65,766
Playtika Holding Corp. *	767	6,688
Procore Technologies, Inc. *	2,532	175,265
PTC, Inc. *	3,735	653,476
Pure Storage, Inc. Class A *	9,203	328,179
Qorvo, Inc. *	3,191	359,339
RingCentral, Inc. Class A *	2,773	94,143
ROBLOX Corp. Class A *	14,969	684,383
Science Applications International Corp.	1,716	213,333
SentinelOne, Inc. Class A *	7,474	205,087
Skyworks Solutions, Inc.	5,184	582,785
Smartsheet, Inc. Class A *	4,054	193,862
Splunk, Inc. *	5,045	768,606
SS&C Technologies Holdings, Inc.	7,087	433,087
Take-Two Interactive Software, Inc. *	5,314	855,288
Teradata Corp. *	3,289	143,104
Teradyne, Inc.	4,977	540,104
Twilio, Inc. Class A *	5,409	410,381
Tyler Technologies, Inc. *	1,357	567,389
UiPath, Inc. Class A *	12,244	304,141
Unity Software, Inc. *	9,499	388,414
Veeva Systems, Inc. Class A *	4,666	898,298
Western Digital Corp. *	10,416	545,486
Wolfspeed, Inc. *	3,978	173,083
Zebra Technologies Corp. Class A *	1,632	446,075
Zoom Video Communications, Inc. Class A *	8,181	588,296
ZoomInfo Technologies, Inc. *	10,018	185,233
Zscaler, Inc. *	2,845	630,338

		45,234,001

Utilities - 5.1%

AES Corp.	21,831	420,247
Alliant Energy Corp.	8,192	420,250
Ameren Corp.	8,413	608,596
American Water Works Co., Inc.	6,278	828,633
Atmos Energy Corp.	4,789	555,045
Avangrid, Inc.	2,307	74,770
Brookfield Renewable Corp. Class A	4,215	121,350
CenterPoint Energy, Inc.	20,579	587,942
Clearway Energy, Inc. Class A	1,129	28,880
Clearway Energy, Inc. Class C	2,667	73,156
CMS Energy Corp.	9,484	550,736
Consolidated Edison, Inc.	11,206	1,019,410
Constellation Energy Corp.	10,395	1,215,071
DTE Energy Co.	6,628	730,803
Edison International	12,180	870,748
Entergy Corp.	6,805	688,598
Essential Utilities, Inc.	7,987	298,314
Evergy, Inc.	7,269	379,442
Eversource Energy	11,204	691,511
FirstEnergy Corp.	17,492	641,257
Hawaiian Electric Industries, Inc.	3,937	55,866
IDACORP, Inc.	1,635	160,753
National Fuel Gas Co.	2,881	144,540
NiSource, Inc.	13,519	358,929
NRG Energy, Inc.	7,336	379,271
OGE Energy Corp.	6,363	222,260
PG&E Corp.	65,826	1,186,843
Pinnacle West Capital Corp.	3,728	267,819
PPL Corp.	24,068	652,243
Public Service Enterprise Group, Inc.	16,057	981,886
UGI Corp.	6,764	166,394
Vistra Corp.	11,734	451,994
WEC Energy Group, Inc.	10,172	856,177

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

PD MID-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Shares	Value
Xcel Energy, Inc.	17,804	$1,102,246

		17,791,980

Total Common Stocks (Cost $316,268,506)		343,167,415

EXCHANGE-TRADED FUNDS - 0.8%

iShares Russell Mid-Cap	36,593	2,844,374

Total Exchange-Traded Funds (Cost $2,811,350)		2,844,374

	Principal Amount
SHORT-TERM INVESTMENTS - 0.9%

Repurchase Agreements - 0.9%

Fixed Income Clearing Corp. 4.950% due 01/02/24 (Dated 12/29/23, repurchase price of $3,278,257; collateralized by U.S. Treasury Notes: 0.750% due 03/31/26 and value $3,342,019)	$3,276,455	3,276,455

Total Short-Term Investments (Cost $3,276,455)		3,276,455

TOTAL INVESTMENTS - 99.9% (Cost $322,356,311)		349,288,244

DERIVATIVES - 0.0%		138,850

OTHER ASSETS & LIABILITIES, NET - 0.1%		245,552

NET ASSETS - 100.0%		$349,672,646

Notes to Schedule of Investments

(a)	As of December 31, 2023, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	20.2%
Consumer, Non-Cyclical	17.9%
Industrial	15.3%
Consumer, Cyclical	13.0%
Technology	12.9%
Energy	5.1%
Communications	5.1%
Utilities	5.1%
Basic Materials	3.6%
Others (each less than 3.0%)	1.7%

99.9%
Derivatives	0.0%
Other Assets & Liabilities, Net	0.1%

100.0%

(b)	As of December 31, 2023, investments with a total aggregate value of $9,941 or less than 0.1% of the Fund’s net assets were determined by a valuation committee established under the Valuation Policy.

(c)	As of December 31, 2023, open futures contracts outstanding were as follows:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
CME E-Mini Standard & Poor’s 500 Index	03/24	4	$942,348	$964,000	$21,652
CME E-Mini Standard & Poor’s MidCap 400 Index	03/24	10	2,692,302	2,809,500	117,198

Total Futures Contracts					$138,850

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

PD MID-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

(d)	Fair Value Measurements

As of December 31, 2023, the Fund’s investments, as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities were as follows:

		Total Value at December 31, 2023	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Basic Materials	$12,373,045	$12,373,045	$–	$–
	Communications	17,839,435	17,839,435	–	–
	Consumer, Cyclical	45,413,829	45,413,829	–	–
	Consumer, Non-Cyclical	62,574,566	62,574,566	–	–
	Energy	17,953,859	17,953,859	–	–
	Financial	70,451,896	70,451,896	–	–
	Industrial	53,534,804	53,524,863	9,941	–
	Technology	45,234,001	45,234,001	–	–
	Utilities	17,791,980	17,791,980	–	–

	Total Common Stocks	343,167,415	343,157,474	9,941	–

	Exchange-Traded Funds	2,844,374	2,844,374	–	–
	Short-Term Investments	3,276,455	–	3,276,455	–
	Derivatives:
	Equity Contracts
	Futures	138,850	138,850	–	–

	Total	$349,427,094	$346,140,698	$3,286,396	$–

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

PD SMALL-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments

December 31, 2023

	Shares	Value
RIGHTS - 0.0%

Consumer, Non-Cyclical - 0.0%

Cartesian Therapeutics, Inc. - Contingent Value Rights * ±	1,685	$303
Chinook Therapeutics, Inc. - Contingent Value Rights * Ω ±	869	382
Contra Aduro Biotechnologies, Inc. - Contingent Value Rights * Ω ±	758	1,925
OmniAb, Inc. $12.50 - Earn Out Shares * Ω ±	40	–
OmniAb, Inc. $15.00 - Earn Out Shares * Ω ±	40	–

		2,610

Utilities - 0.0%

Gtx, Inc. - Contingent Value Rights * Ω ±	33	34

Total Rights (Cost $673)		2,644

WARRANTS - 0.0%

Consumer, Non-Cyclical - 0.0%

Cassava Sciences, Inc. Exercise @ $ 33.00 Exp 11/15/24 *	927	–

Total Warrants (Cost $0)		–

COMMON STOCKS - 98.0%

Basic Materials - 3.8%

5E Advanced Materials, Inc. *	2,097	2,957
American Vanguard Corp.	257	2,819
ATI, Inc. *	7,397	336,342
Balchem Corp.	1,837	273,254
Cabot Corp.	3,181	265,614
Century Aluminum Co. *	3,096	37,585
Codexis, Inc. *	545	1,662
Compass Minerals International, Inc.	2,001	50,665
Constellium SE *	4,552	90,858
Contango ORE, Inc. *	201	3,640
Dakota Gold Corp. *	1,981	5,190
Ecovyst, Inc. *	1,093	10,679
Energy Fuels, Inc. *	7,904	56,830
Hawkins, Inc.	1,105	77,814
HB Fuller Co.	2,774	225,831
Hecla Mining Co.	7,524	36,190
i-80 Gold Corp. * (Canada)	917	1,614
Ingevity Corp. *	2,084	98,407
Innospec, Inc.	1,262	155,529
Ivanhoe Electric, Inc. *	3,590	36,187
Kaiser Aluminum Corp.	881	62,718
Lightwave Logic, Inc. *	6,735	33,540
Livent Corp. *	10,352	186,129
Novagold Resources, Inc. * (Canada)	14,132	52,854
Oil-Dri Corp. of America	71	4,763
Orion SA (Germany)	3,178	88,126
Perpetua Resources Corp. *	2,061	6,533
Piedmont Lithium, Inc. *	378	10,671
Quaker Chemical Corp.	798	170,309
Rogers Corp. *	722	95,355
Sensient Technologies Corp.	2,419	159,654
Stepan Co.	141	13,332
Sylvamo Corp.	2,058	101,068
U.S. Lime & Minerals, Inc.	114	26,260

		2,780,979

	Shares	Value
Communications - 4.1%

A10 Networks, Inc.	4,145	$54,590
Anterix, Inc. *	696	23,191
Applied Digital Corp. *	4,712	31,759
AST SpaceMobile, Inc. *	4,765	28,733
Boston Omaha Corp. Class A *	81	1,274
Calix, Inc. *	3,383	147,803
Cambium Networks Corp. *	616	3,696
Cargurus, Inc. *	5,613	135,610
CarParts.com, Inc. *	2,763	8,731
Cars.com, Inc. *	3,784	71,783
Clearfield, Inc. *	767	22,304
Cogent Communications Holdings, Inc.	1,587	120,707
CommScope Holding Co., Inc. *	12,413	35,005
Consolidated Communications Holdings, Inc. *	375	1,631
Couchbase, Inc. *	1,995	44,927
Credo Technology Group Holding Ltd. *	6,587	128,249
DigitalBridge Group, Inc.	2,990	52,445
Entravision Communications Corp. Class A	3,343	13,940
ePlus, Inc. *	94	7,505
Eventbrite, Inc. Class A *	4,089	34,184
EverQuote, Inc. Class A *	1,071	13,109
EW Scripps Co. Class A *	1,570	12,544
Extreme Networks, Inc. *	7,229	127,520
Figs, Inc. Class A *	6,572	45,675
Gambling.com Group Ltd. * (Malta)	847	8,258
Globalstar, Inc. *	35,163	68,216
Gogo, Inc. *	375	3,799
Gray Television, Inc.	338	3,028
Grindr, Inc. * (Singapore)	2,278	20,001
Harmonic, Inc. *	6,419	83,704
HealthStream, Inc.	539	14,569
Hims & Hers Health, Inc. *	7,122	63,386
IDT Corp. Class B *	668	22,772
Infinera Corp. *	11,624	55,214
InterDigital, Inc.	1,518	164,764
Liquidity Services, Inc. *	776	13,355
Luna Innovations, Inc. *	1,811	12,043
Magnite, Inc. *	3,309	30,906
MediaAlpha, Inc. Class A *	1,127	12,566
Mondee Holdings, Inc. *	2,171	5,992
Nerdy, Inc. *	3,448	11,827
Nextdoor Holdings, Inc. *	4,424	8,361
Ooma, Inc. *	1,419	15,226
Open Lending Corp. Class A *	5,339	45,435
Opendoor Technologies, Inc. *	1,786	8,001
OptimizeRx Corp. *	872	12,478
Perficient, Inc. *	1,968	129,534
Preformed Line Products Co.	63	8,433
Q2 Holdings, Inc. *	3,275	142,168
QuinStreet, Inc. *	3,068	39,332
Revolve Group, Inc. *	2,402	39,825
Rover Group, Inc. *	5,247	57,087
Shutterstock, Inc.	1,396	67,399
Sinclair, Inc.	321	4,183
Solo Brands, Inc. Class A *	905	5,575
Sprinklr, Inc. Class A *	6,037	72,686
Squarespace, Inc. Class A *	895	29,544
Stitch Fix, Inc. Class A *	2,357	8,415
TechTarget, Inc. *	1,460	50,896
Townsquare Media, Inc. Class A	639	6,748
Tucows, Inc. Class A *	227	6,129
Upwork, Inc. *	7,197	107,019
Value Line, Inc.	55	2,681
Viavi Solutions, Inc. *	10,457	105,302
Vivid Seats, Inc. Class A *	360	2,275
Yelp, Inc. *	3,833	181,454
Ziff Davis, Inc. *	607	40,784

		2,958,285

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

PD SMALL-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Shares	Value
Consumer, Cyclical - 10.3%

Abercrombie & Fitch Co. Class A *	1,447	$127,654
Academy Sports & Outdoors, Inc.	4,147	273,702
Accel Entertainment, Inc. *	3,124	32,083
Acushnet Holdings Corp.	1,765	111,495
Allegiant Travel Co.	95	7,848
American Eagle Outfitters, Inc.	2,398	50,742
Arko Corp.	4,538	37,438
Atlanta Braves Holdings, Inc. Class A *	549	23,486
Atlanta Braves Holdings, Inc. Class C *	2,644	104,650
Bally’s Corp. *	988	13,773
Beacon Roofing Supply, Inc. *	357	31,066
BJ’s Restaurants, Inc. *	808	29,096
Bloomin’ Brands, Inc.	5,020	141,313
Blue Bird Corp. *	72	1,941
Bluegreen Vacations Holding Corp.	482	36,208
Boot Barn Holdings, Inc. *	1,704	130,799
Bowlero Corp. Class A *	826	11,696
Brinker International, Inc. *	2,300	99,314
Buckle, Inc.	1,743	82,827
Build-A-Bear Workshop, Inc.	609	14,001
Camping World Holdings, Inc. Class A	2,432	63,864
Carvana Co. *	2,405	127,321
Cavco Industries, Inc. *	501	173,657
Century Casinos, Inc. *	1,205	5,880
Cheesecake Factory, Inc.	2,773	97,083
Chuy’s Holdings, Inc. *	878	33,566
Cinemark Holdings, Inc. *	5,326	75,043
Commercial Vehicle Group, Inc. *	209	1,465
Cooper-Standard Holdings, Inc. *	282	5,510
Cracker Barrel Old Country Store, Inc.	1,260	97,121
Dave & Buster’s Entertainment, Inc. *	2,059	110,877
Denny’s Corp. *	2,269	24,687
Dillard’s, Inc. Class A	202	81,537
Dine Brands Global, Inc.	822	40,812
Dorman Products, Inc. *	1,506	125,615
Douglas Dynamics, Inc.	1,330	39,474
Dragonfly Energy Holdings Corp. *	1,333	722
Dream Finders Homes, Inc. Class A *	559	19,861
Duluth Holdings, Inc. Class B *	8	43
Empire Resorts, Inc. (Escrow) * Ω ±	94	–
Envela Corp. *	395	1,920
Everi Holdings, Inc. *	3,064	34,531
EVgo, Inc. *	797	2,853
EVI Industries, Inc.	218	5,173
First Watch Restaurant Group, Inc. *	569	11,437
FirstCash, Inc.	2,167	234,881
Fisker, Inc. *	11,410	19,968
Fox Factory Holding Corp. *	2,447	165,124
Frontier Group Holdings, Inc. *	2,017	11,013
Full House Resorts, Inc. *	1,588	8,528
Funko, Inc. Class A *	1,352	10,451
Gentherm, Inc. *	1,880	98,437
Global Business Travel Group I *	1,820	11,739
Global Industrial Co.	577	22,411
GMS, Inc. *	732	60,339
Golden Entertainment, Inc.	1,180	47,117
Green Brick Partners, Inc. *	508	26,386
Guess?, Inc.	219	5,050
H&E Equipment Services, Inc.	1,837	96,112
Hanesbrands, Inc.	13,660	60,924
Hibbett, Inc.	582	41,916
Hilton Grand Vacations, Inc. *	4,612	185,310
HNI Corp.	266	11,127
Hudson Technologies, Inc. *	386	5,207
IMAX Corp. *	2,627	39,458
indie Semiconductor, Inc. Class A * (China)	8,080	65,529
Installed Building Products, Inc.	1,360	248,635
International Game Technology PLC	6,217	170,408
iRobot Corp. *	1,447	55,999

	Shares	Value
Jack in the Box, Inc.	1,164	$95,017
Kontoor Brands, Inc.	3,224	201,242
Kura Sushi USA, Inc. Class A *	341	25,916
LCI Industries	546	68,638
Leslie’s, Inc. *	882	6,095
LGI Homes, Inc. *	87	11,585
Life Time Group Holdings, Inc. *	776	11,702
Light & Wonder, Inc. *	2,457	201,744
Lindblad Expeditions Holdings, Inc. *	142	1,600
Lions Gate Entertainment Corp. Class A *	2,367	25,800
Lions Gate Entertainment Corp. Class B *	4,603	46,905
Livewire Group, Inc. * (Cayman)	1,099	12,430
Loop Media, Inc. *	2,041	2,041
Lovesac Co. *	768	19,622
Luminar Technologies, Inc. *	15,860	53,448
Madison Square Garden Entertainment Corp. *	1,943	61,768
Malibu Boats, Inc. Class A *	726	39,799
Marine Products Corp.	446	5,084
MasterCraft Boat Holdings, Inc. *	1,005	22,753
Miller Industries, Inc.	44	1,861
Monarch Casino & Resort, Inc.	791	54,698
MRC Global, Inc. *	1,616	17,792
National Vision Holdings, Inc. *	361	7,556
Noodles & Co. *	2,192	6,905
ONE Group Hospitality, Inc. *	1,210	7,405
OneSpaWorld Holdings Ltd. * (Bahamas)	4,867	68,625
Oxford Industries, Inc.	659	65,900
Papa John’s International, Inc.	1,465	111,677
Patrick Industries, Inc.	152	15,253
Portillo’s, Inc. Class A *	2,646	42,151
Potbelly Corp. *	1,445	15,057
PriceSmart, Inc.	1,013	76,765
Qurate Retail, Inc. Class B *	11	72
RCI Hospitality Holdings, Inc.	510	33,793
Red Robin Gourmet Burgers, Inc. *	893	11,136
Red Rock Resorts, Inc. Class A	1,492	79,568
Rocky Brands, Inc.	24	724
Rush Street Interactive, Inc. *	3,694	16,586
Sally Beauty Holdings, Inc. *	5,877	78,047
Savers Value Village, Inc. *	699	12,149
SeaWorld Entertainment, Inc. *	1,965	103,811
SES AI Corp. *	990	1,812
Shake Shack, Inc. Class A *	2,170	160,840
Shyft Group, Inc.	2,007	24,526
Six Flags Entertainment Corp. *	3,255	81,635
Skyline Champion Corp. *	1,717	127,504
Sleep Number Corp. *	639	9,476
Sonos, Inc. *	7,284	124,848
Sovos Brands, Inc. *	3,175	69,945
Steven Madden Ltd.	4,307	180,894
Sun Country Airlines Holdings, Inc. *	1,240	19,505
Super Group SGHC Ltd. * (Guernsey)	8,000	25,360
Sweetgreen, Inc. Class A *	4,528	51,166
ThredUp, Inc. Class A *	655	1,474
Torrid Holdings, Inc. *	483	2,787
Urban Outfitters, Inc. *	1,253	44,720
Virgin Galactic Holdings, Inc. *	10,567	25,889
Visteon Corp. *	1,583	197,717
Vizio Holding Corp. Class A *	3,972	30,584
Wabash National Corp.	2,635	67,509
Warby Parker, Inc. Class A *	4,934	69,569
Wolverine World Wide, Inc.	4,094	36,396
Workhorse Group, Inc. *	1,173	422
XPEL, Inc. *	1,316	70,867
Xponential Fitness, Inc. Class A *	1,173	15,120

		7,424,538

Consumer, Non-Cyclical - 31.1%

4D Molecular Therapeutics, Inc. *	161	3,262
89bio, Inc. *	3,598	40,190
ACADIA Pharmaceuticals, Inc. *	6,953	217,698

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

PD SMALL-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Shares	Value
Accolade, Inc. *	3,730	$44,797
Accuray, Inc. *	5,163	14,611
ACELYRIN, Inc. *	786	5,864
Aclaris Therapeutics, Inc. *	4,069	4,272
Actinium Pharmaceuticals, Inc. *	1,373	6,975
AdaptHealth Corp. *	2,918	21,272
Adaptive Biotechnologies Corp. *	4,885	23,936
Addus HomeCare Corp. *	434	40,297
ADMA Biologics, Inc. *	6,671	30,153
Aerovate Therapeutics, Inc. *	600	13,578
Agenus, Inc. *	3,110	2,575
Agiliti, Inc. *	1,360	10,771
AirSculpt Technologies, Inc. *	710	5,318
Akero Therapeutics, Inc. *	2,984	69,676
Akoya Biosciences, Inc. *	1,108	5,407
Alarm.com Holdings, Inc. *	2,754	177,963
Aldeyra Therapeutics, Inc. *	2,625	9,214
Alector, Inc. *	3,710	29,606
Alkermes PLC *	9,522	264,140
Alphatec Holdings, Inc. *	2,169	32,774
Alpine Immune Sciences, Inc. *	966	18,412
Alta Equipment Group, Inc.	1,363	16,860
Amicus Therapeutics, Inc. *	16,304	231,354
AMN Healthcare Services, Inc. *	2,185	163,613
Amphastar Pharmaceuticals, Inc. *	2,210	136,688
Amylyx Pharmaceuticals, Inc. *	2,960	43,571
AnaptysBio, Inc. *	871	18,657
Anavex Life Sciences Corp. *	4,223	39,316
ANI Pharmaceuticals, Inc. *	651	35,896
API Group Corp. *	8,076	279,430
Apogee Therapeutics, Inc. *	556	15,535
Apollo Medical Holdings, Inc. *	2,436	93,299
Arbutus Biopharma Corp. *	4,333	10,832
Arcellx, Inc. *	2,206	122,433
Arcturus Therapeutics Holdings, Inc. *	112	3,531
Arcus Biosciences, Inc. *	897	17,133
Arcutis Biotherapeutics, Inc. *	4,543	14,674
Ardelyx, Inc. *	8,668	53,742
Arlo Technologies, Inc. *	4,509	42,926
Arrowhead Pharmaceuticals, Inc. *	5,802	177,541
ARS Pharmaceuticals, Inc. *	319	1,748
Artivion, Inc. *	337	6,026
Arvinas, Inc. *	2,653	109,197
Astria Therapeutics, Inc. *	1,664	12,780
Atara Biotherapeutics, Inc. *	408	209
AtriCure, Inc. *	1,900	67,811
Atrion Corp.	76	28,788
Aurinia Pharmaceuticals, Inc. * (Canada)	7,877	70,814
Aveanna Healthcare Holdings, Inc. *	324	868
Avid Bioservices, Inc. *	3,417	22,210
Avita Medical, Inc. *	1,480	20,306
Axogen, Inc. *	2,212	15,108
Axonics, Inc. *	2,853	177,542
Axsome Therapeutics, Inc. *	2,043	162,602
Barrett Business Services, Inc.	358	41,456
Beam Therapeutics, Inc. *	3,760	102,347
Beauty Health Co. *	4,798	14,922
BellRing Brands, Inc. *	2,023	112,135
Beyond Air, Inc. *	1,269	2,487
Beyond Meat, Inc. *	3,469	30,874
BioCryst Pharmaceuticals, Inc. *	8,326	49,873
BioLife Solutions, Inc. *	1,852	30,095
Biomea Fusion, Inc. *	1,094	15,885
Biote Corp. Class A *	329	1,625
BioVie, Inc. *	337	425
Bioxcel Therapeutics, Inc. *	1,077	3,177
Blueprint Medicines Corp. *	3,490	321,918
BRC, Inc. Class A *	1,958	7,108
Bridgebio Pharma, Inc. *	4,574	184,652
Bright Green Corp. *	3,410	1,126

	Shares	Value
Brink’s Co.	2,646	$232,716
Cabaletta Bio, Inc. *	1,789	40,610
Cadiz, Inc. *	2,313	6,476
Cal-Maine Foods, Inc.	2,199	126,201
Calavo Growers, Inc.	965	28,381
Cano Health, Inc. *	11	65
Carriage Services, Inc.	796	19,908
Cartesian Therapeutics, Inc. *	1,685	1,162
Cass Information Systems, Inc.	728	32,796
Cassava Sciences, Inc. *	2,317	52,156
Castle Biosciences, Inc. *	529	11,416
Catalyst Pharmaceuticals, Inc. *	5,689	95,632
CBIZ, Inc. *	2,747	171,935
Celldex Therapeutics, Inc. *	708	28,079
Cerevel Therapeutics Holdings, Inc. *	4,012	170,109
Cerus Corp. *	10,390	22,442
Chefs’ Warehouse, Inc. *	2,052	60,390
Chegg, Inc. *	5,646	64,139
Cimpress PLC * (Ireland)	588	47,069
Citius Pharmaceuticals, Inc. *	1,523	1,152
Cleanspark, Inc. *	1,170	12,905
ClearPoint Neuro, Inc. *	1,191	8,087
Coca-Cola Consolidated, Inc.	274	254,382
Cogent Biosciences, Inc. *	2,597	15,270
Coherus Biosciences, Inc. *	4,383	14,595
Collegium Pharmaceutical, Inc. *	2,015	62,022
Compass Therapeutics, Inc. *	595	928
CompoSecure, Inc. *	780	4,212
CONMED Corp.	1,761	192,847
Corcept Therapeutics, Inc. *	4,599	149,376
CorMedix, Inc. *	2,793	10,502
CorVel Corp. *	500	123,605
Coursera, Inc. *	7,486	145,004
CPI Card Group, Inc. *	242	4,644
CRA International, Inc.	398	39,342
Crinetics Pharmaceuticals, Inc. *	630	22,415
Cross Country Healthcare, Inc. *	328	7,426
Cue Biopharma, Inc. *	1,916	5,058
Custom Truck One Source, Inc. *	3,264	20,172
Cutera, Inc. *	129	455
CVRx, Inc. *	553	17,386
Cymabay Therapeutics, Inc. *	6,495	153,412
Cytek Biosciences, Inc. *	7,048	64,278
Cytokinetics, Inc. *	4,942	412,608
Day One Biopharmaceuticals, Inc. *	3,332	48,647
Deciphera Pharmaceuticals, Inc. *	1,025	16,533
Denali Therapeutics, Inc. *	6,775	145,391
Disc Medicine, Inc. *	482	27,840
Distribution Solutions Group, Inc. *	536	16,916
DocGo, Inc. *	4,615	25,798
Dole PLC	2,381	29,262
Duckhorn Portfolio, Inc. *	455	4,482
Dynavax Technologies Corp. *	6,185	86,466
Dyne Therapeutics, Inc. *	692	9,204
elf Beauty, Inc. *	3,101	447,598
Embecta Corp.	343	6,493
Enanta Pharmaceuticals, Inc. *	180	1,694
Ensign Group, Inc.	3,130	351,217
European Wax Center, Inc. Class A *	1,866	25,359
EVERTEC, Inc.	3,745	153,320
Evolus, Inc. *	2,306	24,282
Eyenovia, Inc. *	1,506	3,132
EyePoint Pharmaceuticals, Inc. *	848	19,597
Fennec Pharmaceuticals, Inc. * (Canada)	268	3,007
First Advantage Corp.	259	4,292
FiscalNote Holdings, Inc. *	797	909
Flywire Corp. *	6,104	141,308
Foghorn Therapeutics, Inc. *	1,033	6,663
Forrester Research, Inc. *	689	18,472
Franklin Covey Co. *	644	28,033

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

PD SMALL-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Shares	Value
Genelux Corp. *	243	$3,404
Geron Corp. *	21,928	46,268
Glaukos Corp. *	2,726	216,690
Guardant Health, Inc. *	6,481	175,311
Hackett Group, Inc.	1,358	30,922
Haemonetics Corp. *	2,878	246,098
Halozyme Therapeutics, Inc. *	7,444	275,130
Harmony Biosciences Holdings, Inc. *	1,848	59,690
Harrow, Inc. *	1,721	19,275
Harvard Bioscience, Inc. *	2,188	11,706
Healthcare Services Group, Inc.	4,139	42,921
HealthEquity, Inc. *	4,828	320,096
Herbalife Ltd. *	4,220	64,397
Herc Holdings, Inc.	1,621	241,351
Heron Therapeutics, Inc. *	5,516	9,377
HilleVax, Inc. *	302	4,847
HireQuest, Inc.	309	4,743
Humacyte, Inc. *	2,756	7,827
Huron Consulting Group, Inc. *	1,090	112,052
I3 Verticals, Inc. Class A *	1,335	28,262
ICF International, Inc.	1,080	144,817
Ideaya Biosciences, Inc. *	2,225	79,165
Immuneering Corp. Class A *	885	6,505
ImmunityBio, Inc. *	6,242	31,335
ImmunoGen, Inc. *	8,004	237,319
Immunovant, Inc. *	3,091	130,224
Inari Medical, Inc. *	2,854	185,282
Information Services Group, Inc.	1,294	6,095
InfuSystem Holdings, Inc. *	984	10,371
Inhibrx, Inc. *	1,327	50,426
Inmode Ltd. *	4,408	98,034
Innovage Holding Corp. *	1,069	6,414
Innoviva, Inc. *	259	4,154
Insmed, Inc. *	7,932	245,813
Insperity, Inc.	2,040	239,129
Intellia Therapeutics, Inc. *	750	22,867
Inter Parfums, Inc.	1,054	151,787
Intra-Cellular Therapies, Inc. *	5,379	385,244
Invitae Corp. *	12,965	8,126
iRadimed Corp.	432	20,507
iRhythm Technologies, Inc. *	1,762	188,604
Ironwood Pharmaceuticals, Inc. *	3,295	37,695
Ispire Technology, Inc. *	958	11,621
J & J Snack Foods Corp.	865	144,576
John B Sanfilippo & Son, Inc.	507	52,241
Joint Corp. *	754	7,246
Karyopharm Therapeutics, Inc. *	6,386	5,524
Keros Therapeutics, Inc. *	1,315	52,284
Kforce, Inc.	1,100	74,316
KORU Medical Systems, Inc. *	1,884	4,625
Krispy Kreme, Inc.	1,547	23,344
Krystal Biotech, Inc. *	1,238	153,586
Kymera Therapeutics, Inc. *	2,220	56,521
Lancaster Colony Corp.	1,122	186,690
Lantheus Holdings, Inc. *	3,903	241,986
Laureate Education, Inc.	6,297	86,332
Legalzoom.com, Inc. *	6,820	77,066
LeMaitre Vascular, Inc.	1,116	63,344
Lexicon Pharmaceuticals, Inc. *	2,512	3,843
LifeStance Health Group, Inc. *	3,374	26,418
Ligand Pharmaceuticals, Inc. *	134	9,570
Lineage Cell Therapeutics, Inc. *	7,194	7,841
Liquidia Corp. *	1,872	22,520
LivaNova PLC *	205	10,607
Longboard Pharmaceuticals, Inc. *	285	1,719
MacroGenics, Inc. *	1,033	9,937
Madrigal Pharmaceuticals, Inc. *	849	196,442
MannKind Corp. *	12,155	44,244
Marathon Digital Holdings, Inc. *	12,223	287,118
Marinus Pharmaceuticals, Inc. *	2,966	32,240

	Shares	Value
Marqeta, Inc. Class A *	3,807	$26,573
Matthews International Corp. Class A	478	17,519
MaxCyte, Inc. *	417	1,960
Medifast, Inc.	629	42,281
MeiraGTx Holdings PLC *	1,381	9,695
Merit Medical Systems, Inc. *	3,264	247,933
Merrimack Pharmaceuticals, Inc. *	577	7,738
Mersana Therapeutics, Inc. *	3,958	9,183
MGP Ingredients, Inc.	908	89,456
Mineralys Therapeutics, Inc. *	223	1,918
Mirum Pharmaceuticals, Inc. *	1,444	42,627
Mission Produce, Inc. *	324	3,269
ModivCare, Inc. *	742	32,641
Morphic Holding, Inc. *	1,866	53,890
Mural Oncology PLC *	964	5,707
Nano-X Imaging Ltd. * (Israel)	193	1,229
NanoString Technologies, Inc. *	2,201	1,647
Nathan’s Famous, Inc.	138	10,765
National Beverage Corp. *	1,358	67,520
National Research Corp.	847	33,507
NeoGenomics, Inc. *	629	10,177
Neumora Therapeutics, Inc. *	390	6,649
Nevro Corp. *	683	14,698
Novavax, Inc. *	4,527	21,730
Nuvalent, Inc. Class A *	1,525	112,225
Nuvectis Pharma, Inc. *	378	3,153
Ocular Therapeutix, Inc. *	4,348	19,392
Omega Therapeutics, Inc. *	1,371	4,127
Omeros Corp. *	1,410	4,611
Omnicell, Inc. *	1,294	48,693
Optinose, Inc. *	3,945	5,089
Option Care Health, Inc. *	9,621	324,131
Orchestra BioMed Holdings, Inc. *	758	6,921
Organogenesis Holdings, Inc. *	519	2,123
OrthoPediatrics Corp. *	825	26,821
Oscar Health, Inc. Class A *	724	6,625
Outlook Therapeutics, Inc. *	8,051	3,172
P3 Health Partners, Inc. *	2,328	3,282
Pacific Biosciences of California, Inc. *	8,034	78,814
Pacira BioSciences, Inc. *	2,591	87,420
Paragon 28, Inc. *	2,570	31,945
Patterson Cos., Inc.	1,086	30,897
Payoneer Global, Inc. *	14,175	73,852
PDS Biotechnology Corp. *	1,552	7,713
Pennant Group, Inc. *	1,668	23,219
PepGen, Inc. *	170	1,156
Performant Financial Corp. *	2,868	8,962
PetIQ, Inc. *	1,333	26,327
Phathom Pharmaceuticals, Inc. *	362	3,305
Phibro Animal Health Corp. Class A	296	3,428
Pliant Therapeutics, Inc. *	3,292	59,618
Prime Medicine, Inc. *	2,332	20,662
Primo Water Corp.	1,202	18,090
Priority Technology Holdings, Inc. *	1,041	3,706
PROCEPT BioRobotics Corp. *	2,315	97,022
PROG Holdings, Inc. *	499	15,424
Progyny, Inc. *	4,559	169,504
ProKidney Corp. *	604	1,075
Protagonist Therapeutics, Inc. *	2,093	47,992
Prothena Corp. PLC * (Ireland)	2,409	87,543
PTC Therapeutics, Inc. *	3,327	91,692
Pulmonx Corp. *	2,145	27,349
Pulse Biosciences, Inc. *	329	4,027
Quanterix Corp. *	358	9,788
Quipt Home Medical Corp. *	2,151	10,949
RadNet, Inc. *	3,464	120,443
RAPT Therapeutics, Inc. *	1,314	32,653
RayzeBio, Inc. *	525	32,639
Remitly Global, Inc. *	7,601	147,611
Reneo Pharmaceuticals, Inc. *	615	984

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

PD SMALL-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Shares	Value
Rent the Runway, Inc. Class A *	255	$135
Revance Therapeutics, Inc. *	5,118	44,987
REVOLUTION Medicines, Inc. *	6,117	175,436
Rhythm Pharmaceuticals, Inc. *	2,940	135,152
Rigel Pharmaceuticals, Inc. *	7,966	11,551
Riot Platforms, Inc. *	7,625	117,959
Rocket Pharmaceuticals, Inc. *	3,183	95,395
RxSight, Inc. *	1,633	65,843
Sabre Corp. *	4,874	21,446
Sage Therapeutics, Inc. *	2,893	62,691
Sagimet Biosciences, Inc. Class A *	153	829
Sana Biotechnology, Inc. *	395	1,612
Sanara Medtech, Inc. *	207	8,508
Savara, Inc. *	594	2,792
Scilex Holding Co. * (Singapore)	509	1,038
scPharmaceuticals, Inc. *	1,614	10,120
Select Medical Holdings Corp.	5,958	140,013
Semler Scientific, Inc. *	275	12,180
Seres Therapeutics, Inc. *	3,376	4,726
SI-BONE, Inc. *	2,285	47,962
SIGA Technologies, Inc.	2,525	14,140
Silk Road Medical, Inc. *	2,120	26,012
Simply Good Foods Co. *	5,211	206,356
SoundThinking, Inc. *	574	14,660
SP Plus Corp. *	1,139	58,374
SpringWorks Therapeutics, Inc. *	3,837	140,050
Sprouts Farmers Market, Inc. *	5,851	281,492
STAAR Surgical Co. *	2,765	86,296
Sterling Check Corp. *	117	1,629
StoneCo Ltd. Class A * (Brazil)	10,142	182,860
Stride, Inc. *	2,435	144,566
Summit Therapeutics, Inc. *	6,552	17,101
SunOpta, Inc. * (Canada)	5,029	27,509
Supernus Pharmaceuticals, Inc. *	2,856	82,653
Surgery Partners, Inc. *	3,938	125,977
Surmodics, Inc. *	803	29,189
Syndax Pharmaceuticals, Inc. *	3,207	69,303
Tactile Systems Technology, Inc. *	1,391	19,891
Target Hospitality Corp. *	1,877	18,263
Tela Bio, Inc. *	897	5,938
Terns Pharmaceuticals, Inc. *	1,593	10,339
TG Therapeutics, Inc. *	7,979	136,281
Transcat, Inc. *	469	51,276
TransMedics Group, Inc. *	1,817	143,416
Travere Therapeutics, Inc. *	3,769	33,883
Treace Medical Concepts, Inc. *	2,667	34,004
TreeHouse Foods, Inc. *	389	16,124
TriNet Group, Inc. *	1,839	218,712
Turning Point Brands, Inc.	1,019	26,820
Turnstone Biologics Corp. *	345	878
Tyra Biosciences, Inc. *	288	3,989
U.S. Physical Therapy, Inc.	854	79,542
Udemy, Inc. *	4,998	73,621
UFP Technologies, Inc. *	402	69,160
Universal Technical Institute, Inc. *	317	3,969
Upbound Group, Inc.	2,944	100,008
UroGen Pharma Ltd. *	1,277	19,155
USANA Health Sciences, Inc. *	669	35,858
Utah Medical Products, Inc.	170	14,317
Utz Brands, Inc.	4,077	66,210
Vaxcyte, Inc. *	5,382	337,990
Vaxxinity, Inc. Class A *	2,443	2,077
Vector Group Ltd.	1,549	17,473
Ventyx Biosciences, Inc. *	2,526	6,239
Vera Therapeutics, Inc. *	922	14,180
Vericel Corp. *	2,716	96,717
Verrica Pharmaceuticals, Inc. *	1,173	8,586
Viad Corp. *	1,188	43,006
Vicarious Surgical, Inc. *	1,913	701
Viemed Healthcare, Inc. *	1,846	14,491

	Shares	Value
Viking Therapeutics, Inc. *	5,485	$102,076
Vir Biotechnology, Inc. *	236	2,374
Viridian Therapeutics, Inc. *	1,938	42,210
Vita Coco Co., Inc. *	1,676	42,989
Vital Farms, Inc. *	1,790	28,085
Voyager Therapeutics, Inc. *	1,811	15,285
WD-40 Co.	781	186,714
Westrock Coffee Co. *	1,592	16,254
X4 Pharmaceuticals, Inc. *	3,572	2,995
Xencor, Inc. *	1,865	39,594
Xeris Biopharma Holdings, Inc. *	7,933	18,643
Y-mAbs Therapeutics, Inc. *	972	6,629
Zentalis Pharmaceuticals, Inc. *	3,394	51,419
Zevia PBC Class A *	840	1,688
ZipRecruiter, Inc. Class A *	3,843	53,418
Zynex, Inc. *	936	10,193

		22,448,375

Energy - 4.7%

Alpha Metallurgical Resources, Inc.	43	14,573
Archrock, Inc.	1,399	21,545
Aris Water Solutions, Inc. Class A	122	1,023
Array Technologies, Inc. *	8,683	145,874
Atlas Energy Solutions, Inc.	151	2,600
Borr Drilling Ltd. * (Mexico)	12,477	91,831
ChampionX Corp.	11,263	328,992
Core Laboratories, Inc.	842	14,870
Crescent Energy Co. Class A	1,738	22,959
CVR Energy, Inc.	1,674	50,722
DMC Global, Inc. *	348	6,549
Empire Petroleum Corp. *	772	8,484
Enviva, Inc.	1,689	1,682
Eos Energy Enterprises, Inc. *	5,110	5,570
Equitrans Midstream Corp.	7,376	75,088
Evolution Petroleum Corp.	1,779	10,336
Excelerate Energy, Inc. Class A	784	12,121
Expro Group Holdings NV *	1,929	30,710
Fluence Energy, Inc. *	3,342	79,707
Golar LNG Ltd. (Cameroon)	391	8,989
HighPeak Energy, Inc.	524	7,462
Kinetik Holdings, Inc.	107	3,574
Kodiak Gas Services, Inc.	250	5,020
Kosmos Energy Ltd. * (Ghana)	26,237	176,050
Liberty Energy, Inc.	584	10,594
Magnolia Oil & Gas Corp. Class A	9,643	205,299
Matador Resources Co.	1,173	66,697
Maxeon Solar Technologies Ltd. *	1,065	7,636
Montauk Renewables, Inc. *	3,891	34,669
Nabors Industries Ltd. *	481	39,264
NextDecade Corp. *	4,474	21,341
Noble Corp. PLC	5,338	257,078
Northern Oil & Gas, Inc.	4,438	164,517
Oceaneering International, Inc. *	5,749	122,339
Par Pacific Holdings, Inc. *	1,326	48,227
Patterson-UTI Energy, Inc.	1,135	12,258
Permian Resources Corp.	2,536	34,490
ProFrac Holding Corp. Class A *	338	2,866
REX American Resources Corp. *	275	13,007
Riley Exploration Permian, Inc.	502	13,674
Shoals Technologies Group, Inc. Class A *	9,829	152,743
SilverBow Resources, Inc. *	111	3,228
Sitio Royalties Corp. Class A	2,087	49,065
Solaris Oilfield Infrastructure, Inc. Class A	162	1,289
Sunnova Energy International, Inc. *	3,042	46,390
SunPower Corp. *	5,090	24,585
Tellurian, Inc. *	1,885	1,424
TETRA Technologies, Inc. *	7,302	33,005
Tidewater, Inc. *	2,671	192,606
TPI Composites, Inc. *	2,184	9,042
VAALCO Energy, Inc.	731	3,282

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

PD SMALL-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Shares	Value
Valaris Ltd. *	3,477	$238,418
Vertex Energy, Inc. *	3,943	13,367
W&T Offshore, Inc.	5,495	17,914
Weatherford International PLC *	4,093	400,418

		3,367,063

Financial - 6.7%

Alexander’s, Inc. REIT	123	26,269
AlTi Global, Inc. *	1,218	10,670
AMERISAFE, Inc.	566	26,478
Anywhere Real Estate, Inc. *	610	4,947
Artisan Partners Asset Management, Inc. Class A	2,574	113,719
AssetMark Financial Holdings, Inc. *	1,319	39,504
Atlanticus Holdings Corp. *	36	1,392
Axos Financial, Inc. *	384	20,966
B Riley Financial, Inc.	1,179	24,747
BancFirst Corp.	199	19,369
Bancorp, Inc. *	2,867	110,552
Bank of NT Butterfield & Son Ltd. (Bermuda)	260	8,323
Bank7 Corp.	82	2,243
BayCom Corp.	153	3,609
BGC Group, Inc. Class A	9,854	71,146
Bit Digital, Inc. * (China)	749	3,168
Brightsphere Investment Group, Inc.	800	15,328
Brookfield Business Corp. Class A (Canada)	1,440	33,523
BRP Group, Inc. Class A *	3,501	84,094
Burke & Herbert Financial Services Corp.	38	2,390
Capital City Bank Group, Inc.	318	9,359
CareTrust REIT, Inc.	515	11,526
CBL & Associates Properties, Inc. REIT	1,192	29,109
Citizens Financial Services, Inc.	50	3,236
Clipper Realty, Inc. REIT	547	2,954
Coastal Financial Corp. *	651	28,911
Cohen & Steers, Inc.	1,503	113,822
Columbia Financial, Inc. *	754	14,537
Community Healthcare Trust, Inc. REIT	1,010	26,906
Compass, Inc. Class A *	14,050	52,828
Crawford & Co. Class A	821	10,821
Diamond Hill Investment Group, Inc.	173	28,647
eHealth, Inc. *	434	3,785
Esquire Financial Holdings, Inc.	361	18,036
Essential Properties Realty Trust, Inc. REIT	952	24,333
eXp World Holdings, Inc.	4,150	64,408
Federal Agricultural Mortgage Corp. Class C	95	18,166
Fidelis Insurance Holdings Ltd. * (Bermuda)	185	2,344
First BanCorp	567	9,327
First Financial Bankshares, Inc.	7,524	227,977
Five Star Bancorp	367	9,608
Four Corners Property Trust, Inc. REIT	611	15,458
FS Bancorp, Inc.	90	3,326
FTAI Aviation Ltd.	5,728	265,779
GCM Grosvenor, Inc. Class A	2,233	20,008
Gladstone Commercial Corp. REIT	368	4,872
Goosehead Insurance, Inc. Class A *	1,227	93,007
Greene County Bancorp, Inc.	226	6,373
Hamilton Lane, Inc. Class A	1,249	141,687
Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	459	12,659
HCI Group, Inc.	376	32,862
HomeTrust Bancshares, Inc.	186	5,007
International Money Express, Inc. *	1,828	40,381
Investors Title Co.	16	2,594
Kingsway Financial Services, Inc. * (Canada)	546	4,586
Lakeland Financial Corp.	102	6,646
Lemonade, Inc. *	515	8,307
LendingTree, Inc. *	171	5,185
Marcus & Millichap, Inc.	499	21,796
Maui Land & Pineapple Co., Inc. *	369	5,863
McGrath RentCorp	1,425	170,459
Metropolitan Bank Holding Corp. *	48	2,658

	Shares	Value
Moelis & Co. Class A	1,708	$95,870
MVB Financial Corp.	104	2,346
National Health Investors, Inc. REIT	255	14,242
NBT Bancorp, Inc.	218	9,136
NerdWallet, Inc. Class A *	2,010	29,587
NexPoint Residential Trust, Inc. REIT	400	13,772
NMI Holdings, Inc. Class A *	375	11,130
Outfront Media, Inc. REIT	4,028	56,231
P10, Inc. Class A	2,337	23,884
Pagseguro Digital Ltd. Class A * (Brazil)	7,035	87,726
Palomar Holdings, Inc. *	1,389	77,090
Pathward Financial, Inc.	415	21,966
Patria Investments Ltd. Class A (Cayman)	3,267	50,671
Paysign, Inc. *	1,760	4,928
PennyMac Financial Services, Inc.	113	9,986
Perella Weinberg Partners	2,503	30,612
Phillips Edison & Co., Inc. REIT	1,178	42,973
Piper Sandler Cos.	831	145,317
PJT Partners, Inc. Class A	1,370	139,562
Plumas Bancorp	55	2,274
Redfin Corp. *	6,189	63,871
Regional Management Corp.	111	2,784
RMR Group, Inc. Class A	599	16,910
Ryman Hospitality Properties, Inc. REIT	3,340	367,600
Saul Centers, Inc. REIT	591	23,209
Selective Insurance Group, Inc.	3,464	344,599
ServisFirst Bancshares, Inc.	1,002	66,763
Silvercrest Asset Management Group, Inc. Class A	590	10,030
SiriusPoint Ltd. * (Bermuda)	440	5,104
Skyward Specialty Insurance Group, Inc. *	415	14,060
St. Joe Co.	1,966	118,314
Stellar Bancorp, Inc.	151	4,204
StepStone Group, Inc. Class A	3,092	98,418
Stock Yards Bancorp, Inc.	1,379	71,005
StoneX Group, Inc. *	175	12,920
Tanger, Inc. REIT	2,725	75,537
Third Coast Bancshares, Inc. *	51	1,013
Tiptree, Inc.	401	7,603
Trupanion, Inc. *	2,305	70,326
UMH Properties, Inc. REIT	506	7,752
Universal Health Realty Income Trust REIT	767	33,173
Universal Insurance Holdings, Inc.	257	4,107
Upstart Holdings, Inc. *	4,194	171,367
Victory Capital Holdings, Inc. Class A	1,409	48,526
Virtus Investment Partners, Inc.	61	14,747
Westamerica BanCorp	459	25,892
WisdomTree, Inc.	8,027	55,627
World Acceptance Corp. *	19	2,480

		4,809,834

Industrial - 16.9%

374Water, Inc. *	3,321	4,716
AAON, Inc.	3,886	287,059
Advanced Energy Industries, Inc.	2,159	235,158
AeroVironment, Inc. *	1,494	188,304
Akoustis Technologies, Inc. *	4,001	3,337
Alamo Group, Inc.	582	122,331
Albany International Corp. Class A	1,569	154,107
Allient, Inc.	723	21,842
American Woodmark Corp. *	54	5,014
Amprius Technologies, Inc. *	297	1,571
Apogee Enterprises, Inc.	475	25,370
Applied Industrial Technologies, Inc.	2,219	383,199
ArcBest Corp.	537	64,553
Atkore, Inc. *	2,174	347,840
Atmus Filtration Technologies, Inc. *	556	13,060
Babcock & Wilcox Enterprises, Inc. *	325	475
Badger Meter, Inc.	1,690	260,885
Bel Fuse, Inc. Class B	47	3,138
Belden, Inc.	1,504	116,184

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

PD SMALL-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Shares	Value
Blink Charging Co. *	1,456	$4,936
Bloom Energy Corp. Class A *	11,058	163,658
Bowman Consulting Group Ltd. *	617	21,916
Cactus, Inc. Class A	3,712	168,525
Cadre Holdings, Inc.	1,133	37,264
Casella Waste Systems, Inc. Class A *	3,234	276,378
Charge Enterprises, Inc. *	6,972	796
Chart Industries, Inc. *	1,515	206,540
Comfort Systems USA, Inc.	2,032	417,921
Concrete Pumping Holdings, Inc. *	776	6,363
Construction Partners, Inc. Class A *	2,297	99,965
CryoPort, Inc. *	2,150	33,304
CSW Industrials, Inc.	884	183,350
CTS Corp.	1,783	77,988
Daseke, Inc. *	2,133	17,277
Dorian LPG Ltd.	1,165	51,109
Dycom Industries, Inc. *	1,645	189,323
Energizer Holdings, Inc.	4,119	130,490
Energy Recovery, Inc. *	3,252	61,268
Enerpac Tool Group Corp.	3,138	97,560
EnerSys	2,207	222,819
Enovix Corp. *	7,969	99,772
ESCO Technologies, Inc.	855	100,061
Eve Holding, Inc. *	1,030	7,540
Evolv Technologies Holdings, Inc. *	1,189	5,612
Exponent, Inc.	2,905	255,756
Fabrinet * (Thailand)	2,113	402,167
FARO Technologies, Inc. *	79	1,780
Federal Signal Corp.	3,441	264,062
FLEX LNG Ltd. * (Norway)	1,188	34,523
Fluor Corp. *	7,628	298,789
Forward Air Corp.	1,478	92,922
Franklin Electric Co., Inc.	2,652	256,316
Frontdoor, Inc. *	4,660	164,125
GATX Corp.	125	15,028
Gibraltar Industries, Inc. *	985	77,795
Gorman-Rupp Co.	294	10,446
GrafTech International Ltd.	6,515	14,268
Granite Construction, Inc.	342	17,394
Griffon Corp.	1,440	87,768
Helios Technologies, Inc.	1,909	86,573
Hillenbrand, Inc.	4,026	192,644
Himalaya Shipping Ltd. * (Bermuda)	338	2,285
Hyster-Yale Materials Handling, Inc.	635	39,491
IES Holdings, Inc. *	480	38,026
INNOVATE Corp. *	1,103	1,357
Iteris, Inc. *	1,204	6,261
Itron, Inc. *	246	18,575
Janus International Group, Inc. *	4,785	62,444
Joby Aviation, Inc. *	5,419	36,036
John Bean Technologies Corp.	1,828	181,795
Kadant, Inc.	671	188,088
Karat Packaging, Inc.	349	8,673
Kimball Electronics, Inc. *	289	7,789
LanzaTech Global, Inc. *	1,211	6,091
Leonardo DRS, Inc. *	3,883	77,815
Limbach Holdings, Inc. *	90	4,092
Lindsay Corp.	631	81,500
LSI Industries, Inc.	1,240	17,459
Marten Transport Ltd.	2,643	55,450
Masonite International Corp. *	1,272	107,688
Materion Corp.	1,178	153,293
Mayville Engineering Co., Inc. *	148	2,134
Mesa Laboratories, Inc.	305	31,955
MicroVision, Inc. *	11,187	29,757
Modine Manufacturing Co. *	1,880	112,236
Montrose Environmental Group, Inc. *	1,626	52,243
Moog, Inc. Class A	335	48,501
Mueller Industries, Inc.	2,785	131,313
Mueller Water Products, Inc. Class A	8,923	128,491

	Shares	Value
Myers Industries, Inc.	2,176	$42,541
MYR Group, Inc. *	943	136,386
Napco Security Technologies, Inc.	1,905	65,246
NEXTracker, Inc. Class A *	2,839	133,007
Novanta, Inc. *	2,057	346,419
NuScale Power Corp. *	3,447	11,341
NV5 Global, Inc. *	722	80,229
NVE Corp.	234	18,353
O-I Glass, Inc. *	7,571	124,013
Omega Flex, Inc.	197	13,890
OSI Systems, Inc. *	924	119,242
PAM Transportation Services, Inc. *	54	1,122
PGT Innovations, Inc. *	3,249	132,234
Plexus Corp. *	1,397	151,058
Primoris Services Corp.	222	7,373
Pure Cycle Corp. *	1,044	10,931
PureCycle Technologies, Inc. *	1,504	6,091
Redwire Corp. *	237	675
Rocket Lab USA, Inc. *	16,205	89,614
RXO, Inc. *	5,784	134,536
Ryerson Holding Corp.	106	3,676
Sanmina Corp. *	193	9,914
Sight Sciences, Inc. *	1,212	6,254
Simpson Manufacturing Co., Inc.	2,464	487,823
SKYX Platforms Corp. *	3,106	4,970
SPX Technologies, Inc. *	2,093	211,414
Standex International Corp.	551	87,267
Sterling Infrastructure, Inc. *	1,498	131,719
Stoneridge, Inc. *	244	4,775
Sturm Ruger & Co., Inc.	943	42,859
Tennant Co.	557	51,628
Terex Corp.	2,215	127,274
Thermon Group Holdings, Inc. *	212	6,905
Transphorm, Inc. *	1,723	6,289
Trinity Industries, Inc.	884	23,506
UFP Industries, Inc.	523	65,663
Vicor Corp. *	1,292	58,062
Watts Water Technologies, Inc. Class A	1,572	327,510
Werner Enterprises, Inc.	523	22,160
Xometry, Inc. Class A *	234	8,403
Zurn Elkay Water Solutions Corp.	1,674	49,232

		12,184,676

Technology - 19.0%

8x8, Inc. *	6,802	25,712
ACI Worldwide, Inc. *	5,382	164,689
ACM Research, Inc. Class A *	487	9,516
ACV Auctions, Inc. Class A *	7,258	109,959
Adeia, Inc.	5,446	67,476
Aehr Test Systems *	1,584	42,023
Agilysys, Inc. *	1,143	96,949
Alignment Healthcare, Inc. *	4,944	42,568
Alkami Technology, Inc. *	2,322	56,308
Altair Engineering, Inc. Class A *	3,131	263,474
Ambarella, Inc. *	1,325	81,209
American Software, Inc. Class A	1,579	17,843
Amplitude, Inc. Class A *	3,983	50,664
Appfolio, Inc. Class A *	1,106	191,603
Appian Corp. Class A *	2,343	88,237
Asana, Inc. Class A *	4,631	88,035
ASGN, Inc. *	721	69,339
Asure Software, Inc. *	134	1,276
Atomera, Inc. *	858	6,015
AvePoint, Inc. *	8,562	70,294
AvidXchange Holdings, Inc. *	7,810	96,766
Axcelis Technologies, Inc. *	1,872	242,780
Bandwidth, Inc. Class A *	245	3,545
BigBear.ai Holdings, Inc. *	1,569	3,358
BigCommerce Holdings, Inc. *	3,940	38,336
Blackbaud, Inc. *	2,506	217,270

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

PD SMALL-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Shares	Value
Blackline, Inc. *	3,285	$205,115
Box, Inc. Class A *	8,106	207,595
Braze, Inc. Class A *	3,015	160,187
C3.ai, Inc. Class A *	3,563	102,294
Cantaloupe, Inc. *	2,194	16,257
CEVA, Inc. *	1,202	27,297
Clear Secure, Inc. Class A	4,725	97,571
Climb Global Solutions, Inc.	190	10,418
CommVault Systems, Inc. *	2,397	191,400
Consensus Cloud Solutions, Inc. *	629	16,486
CoreCard Corp. *	402	5,560
Corsair Gaming, Inc. *	2,218	31,274
Cricut, Inc. Class A	2,814	18,544
CSG Systems International, Inc.	1,717	91,362
Daily Journal Corp. *	13	4,431
Definitive Healthcare Corp. *	877	8,717
Digi International, Inc. *	1,825	47,450
Digimarc Corp. *	833	30,088
Digital Turbine, Inc. *	1,381	9,474
DigitalOcean Holdings, Inc. *	3,629	133,148
Diodes, Inc. *	2,034	163,778
Domo, Inc. Class B *	1,851	19,047
Donnelley Financial Solutions, Inc. *	1,000	62,370
Duolingo, Inc. *	1,679	380,881
eGain Corp. *	1,185	9,871
Enfusion, Inc. Class A *	2,231	21,641
EngageSmart, Inc. *	2,758	63,158
Envestnet, Inc. *	2,652	131,327
Everbridge, Inc. *	2,384	57,955
EverCommerce, Inc. *	1,017	11,217
Evolent Health, Inc. Class A *	6,320	208,750
ExlService Holdings, Inc. *	9,276	286,165
Expensify, Inc. Class A *	2,897	7,156
Fastly, Inc. Class A *	5,771	102,724
FormFactor, Inc. *	4,436	185,025
Freshworks, Inc. Class A *	9,311	218,715
Grid Dynamics Holdings, Inc. *	2,617	34,885
Health Catalyst, Inc. *	1,811	16,770
IBEX Holdings Ltd. *	504	9,581
Impinj, Inc. *	1,337	120,370
Innodata, Inc. *	1,386	11,282
Insight Enterprises, Inc. *	1,654	293,072
Inspired Entertainment, Inc. *	1,218	12,034
Instructure Holdings, Inc. *	1,161	31,359
Intapp, Inc. *	1,597	60,718
Integral Ad Science Holding Corp. *	2,795	40,220
inTEST Corp. *	603	8,201
IonQ, Inc. *	1,494	18,511
Jamf Holding Corp. *	4,097	73,992
Kaltura, Inc. *	4,655	9,077
Kulicke & Soffa Industries, Inc. (Singapore)	2,245	122,846
LivePerson, Inc. *	4,512	17,100
MACOM Technology Solutions Holdings, Inc. *	3,125	290,469
Maximus, Inc.	3,490	292,671
MaxLinear, Inc. *	4,339	103,138
MeridianLink, Inc. *	1,069	26,479
MicroStrategy, Inc. Class A *	701	442,766
Mitek Systems, Inc. *	2,370	30,905
Model N, Inc. *	2,191	59,004
N-Able, Inc. *	3,711	49,171
Navitas Semiconductor Corp. *	923	7,449
NextNav, Inc. *	2,853	12,696
Olo, Inc. Class A *	3,350	19,162
OneSpan, Inc. *	2,183	23,402
Onto Innovation, Inc. *	2,411	368,642
Outset Medical, Inc. *	2,742	14,834
PagerDuty, Inc. *	5,177	119,847
PAR Technology Corp. *	129	5,617
Parsons Corp. *	1,068	66,974
PDF Solutions, Inc. *	1,790	57,531

	Shares	Value
Phreesia, Inc. *	3,015	$69,797
Pitney Bowes, Inc.	6,619	29,124
Planet Labs PBC *	9,040	22,329
PlayAGS, Inc. *	2,058	17,349
Power Integrations, Inc.	3,268	268,335
PowerSchool Holdings, Inc. Class A *	3,185	75,039
Presto Automation, Inc. *	82	44
Privia Health Group, Inc. *	6,439	148,290
Progress Software Corp.	2,508	136,184
PROS Holdings, Inc. *	1,826	70,830
PubMatic, Inc. Class A *	463	7,551
Qualys, Inc. *	2,138	419,647
Rambus, Inc. *	6,268	427,791
Rapid7, Inc. *	3,490	199,279
Red Violet, Inc. *	625	12,481
Rimini Street, Inc. *	3,281	10,729
Sapiens International Corp. NV (Israel)	1,808	52,323
Schrodinger, Inc. *	3,111	111,374
SEMrush Holdings, Inc. Class A *	1,759	24,028
Sharecare, Inc. *	1,176	1,270
Silicon Laboratories, Inc. *	1,825	241,393
Simulations Plus, Inc.	930	41,617
SiTime Corp. *	1,000	122,080
SkyWater Technology, Inc. *	985	9,476
SMART Global Holdings, Inc. *	659	12,475
SoundHound AI, Inc. Class A *	8,440	17,893
Sprout Social, Inc. Class A *	2,746	168,714
SPS Commerce, Inc. *	2,110	409,002
Super Micro Computer, Inc. *	2,663	756,984
Synaptics, Inc. *	188	21,447
Tenable Holdings, Inc. *	6,560	302,154
Thoughtworks Holding, Inc. *	5,449	26,210
TTEC Holdings, Inc.	1,163	25,202
Varonis Systems, Inc. *	6,249	282,955
Velo3D, Inc. *	5,079	2,019
Verint Systems, Inc. *	3,319	89,713
Veritone, Inc. *	1,677	3,035
Verra Mobility Corp. *	8,025	184,816
Viant Technology, Inc. Class A *	851	5,863
Vimeo, Inc. *	1,017	3,987
Weave Communications, Inc. *	1,964	22,527
Workiva, Inc. *	2,845	288,853
Yext, Inc. *	6,252	36,824
Zeta Global Holdings Corp. Class A *	8,036	70,877
Zuora, Inc. Class A *	7,593	71,374

		13,681,751

Utilities - 1.4%

Ameresco, Inc. Class A *	1,871	59,255
American States Water Co.	2,129	171,214
Artesian Resources Corp. Class A	393	16,290
Brookfield Infrastructure Corp. Class A (Canada)	752	26,531
California Water Service Group	1,041	53,997
Chesapeake Utilities Corp.	785	82,920
Consolidated Water Co. Ltd. (Cayman)	254	9,042
FTC Solar, Inc. *	3,571	2,474
Genie Energy Ltd. Class B	632	17,778
Global Water Resources, Inc.	580	7,586
MGE Energy, Inc.	1,071	77,444
Middlesex Water Co.	998	65,489
New Jersey Resources Corp.	2,933	130,753
Ormat Technologies, Inc.	1,970	149,306
Otter Tail Corp.	1,248	106,043
PNM Resources, Inc.	519	21,590
Unitil Corp.	278	14,614
York Water Co.	807	31,166

		1,043,492

Total Common Stocks (Cost $65,942,333)		70,698,993

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

PD SMALL-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Shares	Value
EXCHANGE-TRADED FUNDS - 1.5%

iShares Russell 2000 Growth	4,195	$1,058,063

Total Exchange-Traded Funds (Cost $910,169)		1,058,063

	Principal Amount
SHORT-TERM INVESTMENTS - 0.5%

Repurchase Agreements - 0.5%

Fixed Income Clearing Corp. 4.950% due 01/02/24 (Dated 12/29/23, repurchase price of $382,087; collateralized by U.S. Treasury Notes: 0.750% due 03/31/26 and value $389,554)	$381,877	381,877

Total Short-Term Investments (Cost $381,877)		381,877

TOTAL INVESTMENTS - 100.0% (Cost $67,235,052)		72,141,577

DERIVATIVES - 0.1%		7,192

OTHER ASSETS & LIABILITIES, NET - (0.1%)		(39,943)

NET ASSETS - 100.0%		$72,108,826

Notes to Schedule of Investments

(a)	As of December 31, 2023, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	31.1%
Technology	19.0%
Industrial	16.9%
Consumer, Cyclical	10.3%
Financial	6.7%
Energy	4.7%
Communications	4.1%
Basic Materials	3.8%
Others (each less than 3.0%)	3.4%

	100.0%
Derivatives	0.1%
Other Assets & Liabilities, Net	(0.1%	)

	100.0%

(b)	As of December 31, 2023, investments with a total aggregate value of $2,341 or less than 0.1% of the Fund’s net assets were determined by a valuation committee established under the Valuation Policy.

(c)	As of December 31, 2023, open futures contracts outstanding were as follows:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
CME Micro E-Mini Russell 2000 Index	03/24	39	$392,110	$399,302	$7,192

(d)	Fair Value Measurements

As of December 31, 2023, the Fund’s investments, as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities were as follows:

		Total Value at December 31, 2023	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Rights	$2,644	$–	$–	$2,644
	Common Stocks
	Basic Materials	2,780,979	2,780,979	–	–
	Communications	2,958,285	2,958,285	–	–
	Consumer, Cyclical	7,424,538	7,424,538	–	–
	Consumer, Non-Cyclical	22,448,375	22,447,337	1,038	–
	Energy	3,367,063	3,367,063	–	–
	Financial	4,809,834	4,809,834	–	–
	Industrial	12,184,676	12,184,676	–	–
	Technology	13,681,751	13,681,751	–	–
	Utilities	1,043,492	1,043,492	–	–

	Total Common Stocks	70,698,993	70,697,955	1,038	–

	Exchange-Traded Funds	1,058,063	1,058,063	–	–
	Short-Term Investments	381,877	–	381,877	–
	Derivatives:
	Equity Contracts
	Futures	7,192	7,192	–	–

	Total	$72,148,769	$71,763,210	$382,915	$2,644

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments

December 31, 2023

	Shares	Value
RIGHTS - 0.0%

Consumer, Non-Cyclical - 0.0%

Cartesian Therapeutics, Inc. - Contingent Value Rights * ±	5,775	$1,040
Chinook Therapeutics, Inc. - Contingent Value Rights * Ω ±	2,612	1,149
Contra Aduro Biotechnologies, Inc. - Contingent Value Rights * Ω ±	123	312
OmniAb, Inc. $12.50 - Earn Out Shares * Ω ±	588	–
OmniAb, Inc. $15.00 - Earn Out Shares * Ω ±	588	–

		2,501

Total Rights (Cost $1,933)		2,501

COMMON STOCKS - 97.9%

Basic Materials - 2.9%

5E Advanced Materials, Inc. *	579	816
AdvanSix, Inc.	1,811	54,258
American Vanguard Corp.	1,470	16,126
Avient Corp.	6,050	251,498
Caledonia Mining Corp. PLC (South Africa)	978	11,932
Carpenter Technology Corp.	3,258	230,666
Centrus Energy Corp. Class A *	824	44,834
Codexis, Inc. *	4,037	12,313
Coeur Mining, Inc. *	22,100	72,046
Commercial Metals Co.	7,790	389,812
Constellium SE *	3,236	64,591
Contango ORE, Inc. *	266	4,817
Dakota Gold Corp. *	1,066	2,793
Danimer Scientific, Inc. *	6,051	6,172
Ecovyst, Inc. *	4,821	47,101
Encore Energy Corp. * (Canada)	9,962	39,151
Energy Fuels, Inc. *	1,490	10,713
Glatfelter Corp. *	2,542	4,931
Haynes International, Inc.	844	48,150
HB Fuller Co.	400	32,564
Hecla Mining Co.	32,143	154,608
i-80 Gold Corp. * (Canada)	11,642	20,490
Innospec, Inc.	189	23,292
Intrepid Potash, Inc. *	694	16,580
Kaiser Aluminum Corp.	46	3,275
Koppers Holdings, Inc.	1,356	69,454
Kronos Worldwide, Inc.	1,369	13,608
Mativ Holdings, Inc.	3,665	56,111
Minerals Technologies, Inc.	2,164	154,315
Oil-Dri Corp. of America	234	15,697
Origin Materials, Inc. *	7,029	5,878
Perimeter Solutions SA *	10,392	47,803
Piedmont Lithium, Inc. *	754	21,285
Rayonier Advanced Materials, Inc. *	4,470	18,104
Rogers Corp. *	312	41,206
Schnitzer Steel Industries, Inc. Class A	1,750	52,780
Stepan Co.	1,255	118,660
Trinseo PLC	2,218	18,565
Tronox Holdings PLC	7,870	111,439
Uranium Energy Corp. *	25,121	160,774
Valhi, Inc.	160	2,430
Worthington Steel, Inc. *	2,043	57,408

		2,529,046

Communications - 3.1%

1-800-Flowers.com, Inc. Class A *	1,636	17,636
ADTRAN Holdings, Inc.	5,031	36,928
Advantage Solutions, Inc. *	6,021	21,796

	Shares	Value
Allbirds, Inc. Class A *	5,467	$6,697
AMC Networks, Inc. Class A *	2,122	39,872
Anterix, Inc. *	69	2,299
ATN International, Inc.	701	27,318
Aviat Networks, Inc. *	767	25,050
BARK, Inc. *	8,330	6,710
Beyond, Inc. *	3,021	83,651
Blacksky Technology, Inc. *	8,137	11,392
Blade Air Mobility, Inc. *	3,638	12,842
Boston Omaha Corp. Class A *	1,495	23,516
Bumble, Inc. Class A *	6,802	100,261
Clear Channel Outdoor Holdings, Inc. *	25,668	46,716
Cogent Communications Holdings, Inc.	1,091	82,981
Consolidated Communications Holdings, Inc. *	4,366	18,992
ContextLogic, Inc. Class A *	1,441	8,574
DHI Group, Inc. *	3,089	8,001
DigitalBridge Group, Inc.	7,405	129,884
DZS, Inc. *	1,420	2,797
EchoStar Corp. Class A *	8,162	135,244
ePlus, Inc. *	1,677	133,892
Eventbrite, Inc. Class A *	454	3,795
EverQuote, Inc. Class A *	264	3,231
EW Scripps Co. Class A *	2,003	16,004
Figs, Inc. Class A *	1,062	7,381
fuboTV, Inc. *	18,920	60,166
Gannett Co., Inc. *	10,046	23,106
Globalstar, Inc. *	5,969	11,580
Gogo, Inc. *	4,071	41,239
Gray Television, Inc.	5,306	47,542
HealthStream, Inc.	937	25,327
IDT Corp. Class B *	204	6,954
iHeartMedia, Inc. Class A *	6,514	17,392
KVH Industries, Inc. *	1,016	5,344
Lands’ End, Inc. *	1,079	10,315
Liberty Latin America Ltd. Class A *	2,445	17,873
Liberty Latin America Ltd. Class C *	9,066	66,544
Liquidity Services, Inc. *	624	10,739
Lumen Technologies, Inc. *	67,288	123,137
Magnite, Inc. *	5,266	49,184
MediaAlpha, Inc. Class A *	374	4,170
Mondee Holdings, Inc. *	381	1,052
NETGEAR, Inc. *	1,850	26,973
Nextdoor Holdings, Inc. *	4,147	7,838
Open Lending Corp. Class A *	627	5,336
Opendoor Technologies, Inc. *	35,231	157,835
Preformed Line Products Co.	87	11,646
Ribbon Communications, Inc. *	5,480	15,892
Scholastic Corp.	1,813	68,350
Shenandoah Telecommunications Co.	3,213	69,465
Sinclair, Inc.	1,912	24,913
Solo Brands, Inc. Class A *	386	2,378
Sphere Entertainment Co. *	1,739	59,056
Spok Holdings, Inc.	1,206	18,669
Squarespace, Inc. Class A *	2,351	77,607
Stagwell, Inc. *	5,490	36,399
Stitch Fix, Inc. Class A *	3,128	11,167
TEGNA, Inc.	13,389	204,852
Telephone & Data Systems, Inc.	6,588	120,890
Terran Orbital Corp. *	5,328	6,074
Thryv Holdings, Inc. *	2,091	42,552
TrueCar, Inc. *	6,282	21,736
Tucows, Inc. Class A *	405	10,935
Urban One, Inc. *	1,483	5,600
Value Line, Inc.	9	439
Viavi Solutions, Inc. *	2,511	25,286
Vivid Seats, Inc. Class A *	1,102	6,965
WideOpenWest, Inc. *	3,152	12,766
Ziff Davis, Inc. *	2,380	159,912

		2,746,655

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Shares	Value
Consumer, Cyclical - 12.6%

A-Mark Precious Metals, Inc.	1,266	$38,296
Abercrombie & Fitch Co. Class A *	1,567	138,241
Adient PLC *	6,283	228,450
Aeva Technologies, Inc. *	4,718	3,575
Allegiant Travel Co.	948	78,314
America’s Car-Mart, Inc. *	413	31,293
American Axle & Manufacturing Holdings, Inc. *	7,674	67,608
American Eagle Outfitters, Inc.	9,424	199,412
Asbury Automotive Group, Inc. *	1,380	310,459
Aurora Innovation, Inc. *	22,409	97,927
Bally’s Corp. *	922	12,853
Beacon Roofing Supply, Inc. *	3,461	301,176
Beazer Homes USA, Inc. *	1,953	65,992
Big 5 Sporting Goods Corp.	1,348	8,546
Big Lots, Inc.	1,765	13,749
Biglari Holdings, Inc. Class B *	44	7,257
BJ’s Restaurants, Inc. *	594	21,390
Blue Bird Corp. *	1,558	42,004
Bluegreen Vacations Holding Corp.	158	11,869
BlueLinx Holdings, Inc. *	564	63,907
Bowlero Corp. Class A *	234	3,313
Brinker International, Inc. *	256	11,054
Build-A-Bear Workshop, Inc.	150	3,448
Caleres, Inc.	2,317	71,201
Carrols Restaurant Group, Inc.	2,367	18,652
Carvana Co. *	3,584	189,737
Cato Corp. Class A	1,034	7,383
Century Casinos, Inc. *	415	2,025
Century Communities, Inc.	1,902	173,348
Chico’s FAS, Inc. *	8,007	60,693
Children’s Place, Inc. *	790	18,344
Chuy’s Holdings, Inc. *	201	7,684
Cinemark Holdings, Inc. *	1,270	17,894
Clarus Corp.	1,653	11,397
Clean Energy Fuels Corp. *	11,380	43,585
Commercial Vehicle Group, Inc. *	1,871	13,116
CompX International, Inc.	120	3,034
Cooper-Standard Holdings, Inc. *	729	14,245
Daktronics, Inc. *	2,524	21,404
Dana, Inc.	8,790	128,422
Denny’s Corp. *	884	9,618
Designer Brands, Inc. Class A	2,911	25,762
Destination XL Group, Inc. *	3,893	17,129
Dine Brands Global, Inc.	106	5,263
Dream Finders Homes, Inc. Class A *	966	34,322
Duluth Holdings, Inc. Class B *	878	4,724
El Pollo Loco Holdings, Inc. *	1,778	15,682
Empire Resorts, Inc. (Escrow) * Ω ±	81	–
Escalade, Inc.	552	11,090
Ethan Allen Interiors, Inc.	1,475	47,082
Everi Holdings, Inc. *	2,135	24,061
EVgo, Inc. *	5,542	19,840
EVI Industries, Inc.	90	2,136
First Watch Restaurant Group, Inc. *	800	16,080
Foot Locker, Inc.	5,477	170,609
Forestar Group, Inc. *	1,188	39,287
Fossil Group, Inc. *	3,528	5,151
Full House Resorts, Inc. *	278	1,493
Funko, Inc. Class A *	724	5,597
G-III Apparel Group Ltd. *	2,761	93,819
Genesco, Inc. *	748	26,337
Global Industrial Co.	179	6,952
GMS, Inc. *	1,878	154,804
Goodyear Tire & Rubber Co. *	18,736	268,299
Green Brick Partners, Inc. *	1,171	60,822
Group 1 Automotive, Inc.	911	277,618
GrowGeneration Corp. *	3,595	9,023
Guess?, Inc.	1,728	39,848

	Shares	Value
Hanesbrands, Inc.	7,611	$33,945
Haverty Furniture Cos., Inc.	952	33,796
Hawaiian Holdings, Inc. *	3,455	49,061
Hibbett, Inc.	135	9,723
HNI Corp.	2,783	116,413
Holley, Inc. *	3,787	18,443
Hooker Furnishings Corp.	712	18,569
Hovnanian Enterprises, Inc. Class A *	326	50,732
Hudson Technologies, Inc. *	2,428	32,754
Hyliion Holdings Corp. *	8,964	7,294
indie Semiconductor, Inc. Class A * (China)	610	4,947
Interface, Inc.	3,835	48,398
iRobot Corp. *	191	7,392
J Jill, Inc. *	319	8,224
JAKKS Pacific, Inc. *	454	16,140
JetBlue Airways Corp. *	22,166	123,021
Johnson Outdoors, Inc. Class A	361	19,285
KB Home	4,749	296,623
La-Z-Boy, Inc.	2,881	106,366
Landsea Homes Corp. *	1,328	17,450
Lazydays Holdings, Inc. *	494	3,483
LCI Industries	1,031	129,607
Leslie’s, Inc. *	10,936	75,568
LGI Homes, Inc. *	1,272	169,379
Life Time Group Holdings, Inc. *	2,029	30,597
Light & Wonder, Inc. *	3,223	264,641
Lindblad Expeditions Holdings, Inc. *	2,242	25,267
Lions Gate Entertainment Corp. Class A *	1,515	16,513
Lions Gate Entertainment Corp. Class B *	2,164	22,051
M/I Homes, Inc. *	1,792	246,830
Madison Square Garden Entertainment Corp. *	380	12,080
Malibu Boats, Inc. Class A *	532	29,164
Marcus Corp.	1,675	24,421
MarineMax, Inc. *	1,430	55,627
MDC Holdings, Inc.	4,022	222,215
Meritage Homes Corp.	2,414	420,519
Methode Electronics, Inc.	2,252	51,188
Microvast Holdings, Inc. *	14,382	20,135
Miller Industries, Inc.	666	28,165
MillerKnoll, Inc.	4,919	131,239
Movado Group, Inc.	987	29,758
MRC Global, Inc. *	3,718	40,935
National Vision Holdings, Inc. *	4,813	100,736
Nikola Corp. *	41,556	36,353
Nu Skin Enterprises, Inc. Class A	3,356	65,174
ODP Corp. *	2,155	121,326
OneWater Marine, Inc. Class A *	804	27,167
OPENLANE, Inc. *	7,203	106,676
Oxford Industries, Inc.	239	23,900
Papa John’s International, Inc.	491	37,429
Patrick Industries, Inc.	1,260	126,441
PC Connection, Inc.	748	50,273
PetMed Express, Inc.	1,357	10,259
PriceSmart, Inc.	512	38,799
Purple Innovation, Inc.	3,372	3,473
Red Rock Resorts, Inc. Class A	1,452	77,435
Reservoir Media, Inc. *	1,275	9,091
Resideo Technologies, Inc. *	9,766	183,796
REV Group, Inc.	2,076	37,721
Rocky Brands, Inc.	399	12,042
Rush Enterprises, Inc. Class A	4,060	204,218
Rush Enterprises, Inc. Class B	625	33,112
Sally Beauty Holdings, Inc. *	377	5,007
Savers Value Village, Inc. *	800	13,904
ScanSource, Inc. *	1,677	66,426
SeaWorld Entertainment, Inc. *	151	7,977
SES AI Corp. *	7,068	12,934
Shoe Carnival, Inc.	1,221	36,886
Signet Jewelers Ltd. (NYSE)	2,973	318,884
Six Flags Entertainment Corp. *	1,012	25,381

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Shares	Value
Skyline Champion Corp. *	1,565	$116,217
SkyWest, Inc. *	2,699	140,888
Sleep Number Corp. *	621	9,209
Snap One Holdings Corp. *	1,149	10,238
Solid Power, Inc. *	9,665	14,014
Sonic Automotive, Inc. Class A	983	55,254
Spirit Airlines, Inc.	7,302	119,680
Sportsman’s Warehouse Holdings, Inc. *	2,642	11,255
Standard Motor Products, Inc.	1,370	54,540
Steelcase, Inc. Class A	6,190	83,689
Sun Country Airlines Holdings, Inc. *	1,101	17,319
Sweetgreen, Inc. Class A *	1,179	13,323
Taylor Morrison Home Corp. *	6,896	367,902
ThredUp, Inc. Class A *	3,742	8,419
Tile Shop Holdings, Inc. *	1,923	14,153
Tilly’s, Inc. Class A *	1,303	9,825
Titan International, Inc. *	3,503	52,125
Titan Machinery, Inc. *	1,379	39,826
Topgolf Callaway Brands Corp. *	9,625	138,022
Traeger, Inc. *	2,493	6,806
Tri Pointe Homes, Inc. *	6,345	224,613
TuSimple Holdings, Inc. Class A *	10,290	9,033
UniFirst Corp.	1,004	183,642
United Homes Group, Inc. *	332	2,799
Urban Outfitters, Inc. *	2,824	100,789
Vera Bradley, Inc. *	1,701	13,098
Virgin Galactic Holdings, Inc. *	9,662	23,672
Vista Outdoor, Inc. *	3,851	113,874
Vizio Holding Corp. Class A *	580	4,466
VOXX International Corp. *	866	9,249
VSE Corp.	855	55,242
Weyco Group, Inc.	379	11,885
Winmark Corp.	186	77,664
Winnebago Industries, Inc.	1,961	142,918
Wolverine World Wide, Inc.	510	4,534
Workhorse Group, Inc. *	11,484	4,134
Xperi, Inc. *	2,993	32,983
Xponential Fitness, Inc. Class A *	228	2,939
Zumiez, Inc. *	1,116	22,699

		11,138,460

Consumer, Non-Cyclical - 15.0%

23andMe Holding Co. Class A *	20,622	18,838
2seventy bio, Inc. *	3,364	14,364
2U, Inc. *	4,860	5,978
4D Molecular Therapeutics, Inc. *	2,464	49,921
Aadi Bioscience, Inc. *	1,143	2,309
Aaron’s Co., Inc.	1,936	21,064
ABM Industries, Inc.	4,414	197,880
Acacia Research Corp. *	2,482	9,729
ACCO Brands Corp.	6,008	36,529
Accolade, Inc. *	271	3,255
ACELYRIN, Inc. *	1,112	8,296
Acrivon Therapeutics, Inc. *	554	2,726
AdaptHealth Corp. *	3,219	23,467
Adaptive Biotechnologies Corp. *	2,010	9,849
Addus HomeCare Corp. *	548	50,882
Adicet Bio, Inc. *	2,267	4,285
ADMA Biologics, Inc. *	6,380	28,838
Adtalem Global Education, Inc. *	2,634	155,274
Agenus, Inc. *	22,255	18,425
Agiliti, Inc. *	253	2,004
Agios Pharmaceuticals, Inc. *	3,712	82,666
Alico, Inc.	425	12,359
Alight, Inc. Class A *	27,765	236,835
Allakos, Inc. *	4,372	11,936
Allogene Therapeutics, Inc. *	5,778	18,547
Allovir, Inc. *	2,855	1,941
Alphatec Holdings, Inc. *	3,635	54,925
Alpine Immune Sciences, Inc. *	981	18,698

	Shares	Value
Altimmune, Inc. *	3,659	$41,164
ALX Oncology Holdings, Inc. *	1,824	27,159
American Well Corp. Class A *	16,309	24,300
Amneal Pharmaceuticals, Inc. *	8,017	48,663
AnaptysBio, Inc. *	224	4,798
Andersons, Inc.	2,143	123,308
AngioDynamics, Inc. *	2,363	18,526
ANI Pharmaceuticals, Inc. *	236	13,013
Anika Therapeutics, Inc. *	920	20,847
Annexon, Inc. *	2,869	13,025
API Group Corp. *	4,558	157,707
Apogee Therapeutics, Inc. *	766	21,402
Arbutus Biopharma Corp. *	2,953	7,383
Arcturus Therapeutics Holdings, Inc. *	1,448	45,655
Arcus Biosciences, Inc. *	2,481	47,387
Ardelyx, Inc. *	5,309	32,916
Arlo Technologies, Inc. *	630	5,998
ARS Pharmaceuticals, Inc. *	1,170	6,412
Artivion, Inc. *	2,212	39,551
Arvinas, Inc. *	207	8,520
Assertio Holdings, Inc. *	5,738	6,140
Astria Therapeutics, Inc. *	243	1,866
Atara Biotherapeutics, Inc. *	6,024	3,089
Atea Pharmaceuticals, Inc. *	5,227	15,942
AtriCure, Inc. *	873	31,157
Aura Biosciences, Inc. *	1,830	16,214
Avanos Medical, Inc. *	3,070	68,860
Aveanna Healthcare Holdings, Inc. *	2,909	7,796
Avidity Biosciences, Inc. *	4,968	44,960
B&G Foods, Inc.	4,835	50,767
Bakkt Holdings, Inc. *	4,370	9,745
Barrett Business Services, Inc.	47	5,443
Beam Therapeutics, Inc. *	446	12,140
BellRing Brands, Inc. *	6,423	356,027
Benson Hill, Inc. *	11,487	1,996
Beyond Air, Inc. *	384	753
BioAtla, Inc. *	2,915	7,171
BioCryst Pharmaceuticals, Inc. *	3,091	18,515
Biohaven Ltd. *	4,554	194,911
BioLife Solutions, Inc. *	219	3,559
Biote Corp. Class A *	392	1,936
Bluebird Bio, Inc. *	7,071	9,758
Bridgebio Pharma, Inc. *	2,319	93,618
BrightView Holdings, Inc. *	2,692	22,667
Brookdale Senior Living, Inc. *	12,379	72,046
Butterfly Network, Inc. *	8,995	9,715
Cabaletta Bio, Inc. *	191	4,336
Cal-Maine Foods, Inc.	168	9,642
Cano Health, Inc. *	148	869
Cara Therapeutics, Inc. *	3,351	2,490
CareDx, Inc. *	3,510	42,120
CareMax, Inc. *	5,139	2,560
Caribou Biosciences, Inc. *	5,649	32,369
Carisma Therapeutics, Inc.	1,794	5,256
Cartesian Therapeutics, Inc. *	5,775	3,981
Cass Information Systems, Inc.	98	4,415
Castle Biosciences, Inc. *	1,004	21,666
Celcuity, Inc. *	1,111	16,187
Celldex Therapeutics, Inc. *	2,309	91,575
Central Garden & Pet Co. *	680	34,075
Central Garden & Pet Co. Class A *	2,537	111,729
Century Therapeutics, Inc. *	1,501	4,983
Chegg, Inc. *	1,128	12,814
Cimpress PLC * (Ireland)	526	42,106
Cipher Mining, Inc. *	2,772	11,448
Citius Pharmaceuticals, Inc. *	6,908	5,226
Cleanspark, Inc. *	8,763	96,656
Cogent Biosciences, Inc. *	2,331	13,706
Coherus Biosciences, Inc. *	1,057	3,520
Community Health Systems, Inc. *	8,663	27,115

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Shares	Value
Compass Therapeutics, Inc. *	5,320	$8,299
CompoSecure, Inc. *	106	572
CoreCivic, Inc. *	7,557	109,803
CorMedix, Inc. *	570	2,143
Crinetics Pharmaceuticals, Inc. *	3,581	127,412
Cross Country Healthcare, Inc. *	1,985	44,940
Cullinan Oncology, Inc. *	1,549	15,784
Cutera, Inc. *	875	3,084
CVRx, Inc. *	134	4,213
Cytokinetics, Inc. *	452	37,737
Day One Biopharmaceuticals, Inc. *	302	4,409
Deciphera Pharmaceuticals, Inc. *	2,283	36,825
Deluxe Corp.	2,927	62,784
Design Therapeutics, Inc. *	2,117	5,610
Disc Medicine, Inc. *	45	2,599
Distribution Solutions Group, Inc. *	22	694
Dole PLC	2,021	24,838
Duckhorn Portfolio, Inc. *	2,354	23,187
Dynavax Technologies Corp. *	1,407	19,670
Dyne Therapeutics, Inc. *	1,998	26,573
Eagle Pharmaceuticals, Inc. *	688	3,598
Edgewell Personal Care Co.	3,369	123,406
Edgewise Therapeutics, Inc. *	2,835	31,015
Editas Medicine, Inc. *	5,496	55,674
Embecta Corp.	3,457	65,441
Emerald Holding, Inc. *	1,091	6,524
Emergent BioSolutions, Inc. *	3,326	7,982
Enanta Pharmaceuticals, Inc. *	1,164	10,953
Enhabit, Inc. *	3,375	34,931
Enliven Therapeutics, Inc. *	1,539	21,300
Ennis, Inc.	1,680	36,809
Entrada Therapeutics, Inc. *	1,417	21,383
Erasca, Inc. *	5,396	11,493
European Wax Center, Inc. Class A *	83	1,128
EyePoint Pharmaceuticals, Inc. *	838	19,366
Fate Therapeutics, Inc. *	5,848	21,872
Fennec Pharmaceuticals, Inc. * (Canada)	815	9,144
FibroGen, Inc. *	6,003	5,320
First Advantage Corp.	3,226	53,455
FiscalNote Holdings, Inc. *	3,530	4,024
Forafric Global PLC * (Gibraltar)	212	2,245
Fresh Del Monte Produce, Inc.	2,262	59,377
Fulgent Genetics, Inc. *	1,374	39,722
Genelux Corp. *	858	12,021
Generation Bio Co. *	2,948	4,864
GEO Group, Inc. *	8,016	86,813
Geron Corp. *	7,955	16,785
Graham Holdings Co. Class B	237	165,075
Graphite Bio, Inc. *	1,754	4,595
Green Dot Corp. Class A *	2,986	29,561
Gritstone bio, Inc. *	5,876	11,987
Hackett Group, Inc.	171	3,894
Hain Celestial Group, Inc. *	5,939	65,032
Healthcare Services Group, Inc.	377	3,909
Heidrick & Struggles International, Inc.	1,302	38,448
Helen of Troy Ltd. *	1,580	190,880
Herbalife Ltd. *	1,803	27,514
HF Foods Group, Inc. *	2,381	12,715
HilleVax, Inc. *	1,346	21,603
Humacyte, Inc. *	235	667
Icosavax, Inc. *	1,865	29,392
Ideaya Biosciences, Inc. *	1,434	51,022
IGM Biosciences, Inc. *	805	6,690
Ikena Oncology, Inc. *	1,355	2,669
Immuneering Corp. Class A *	330	2,426
ImmunityBio, Inc. *	1,905	9,563
ImmunoGen, Inc. *	6,672	197,825
Inari Medical, Inc. *	236	15,321
Information Services Group, Inc.	896	4,220
Ingles Markets, Inc. Class A	939	81,101

	Shares	Value
Inhibrx, Inc. *	780	$29,640
Innoviva, Inc. *	3,562	57,134
Inogen, Inc. *	1,626	8,927
Inozyme Pharma, Inc. *	3,222	13,726
Integer Holdings Corp. *	2,203	218,273
Intellia Therapeutics, Inc. *	5,051	154,005
Invitae Corp. *	2,973	1,863
Iovance Biotherapeutics, Inc. *	15,284	124,259
Ironwood Pharmaceuticals, Inc. *	5,530	63,263
iTeos Therapeutics, Inc. *	1,633	17,881
Janux Therapeutics, Inc. *	1,087	11,664
John Wiley & Sons, Inc. Class A	2,442	77,509
KalVista Pharmaceuticals, Inc. *	2,076	25,431
Kelly Services, Inc. Class A	2,066	44,667
Kezar Life Sciences, Inc. *	4,886	4,629
Kiniksa Pharmaceuticals Ltd. Class A *	2,119	37,167
Kodiak Sciences, Inc. *	2,208	6,712
Korn Ferry	3,484	206,775
Krispy Kreme, Inc.	3,974	59,968
Kura Oncology, Inc. *	4,720	67,874
Larimar Therapeutics, Inc. *	1,636	7,444
Laureate Education, Inc.	1,389	19,043
Lexicon Pharmaceuticals, Inc. *	2,918	4,465
LifeStance Health Group, Inc. *	3,209	25,126
Ligand Pharmaceuticals, Inc. *	952	67,992
Limoneira Co.	1,102	22,734
Lincoln Educational Services Corp. *	1,615	16,215
Liquidia Corp. *	867	10,430
LivaNova PLC *	3,370	174,364
LiveRamp Holdings, Inc. *	4,403	166,786
Longboard Pharmaceuticals, Inc. *	600	3,618
Lyell Immunopharma, Inc. *	11,506	22,322
MacroGenics, Inc. *	2,825	27,176
MannKind Corp. *	3,096	11,269
MarketWise, Inc.	2,302	6,284
Marqeta, Inc. Class A *	27,874	194,561
Matthews International Corp. Class A	1,467	53,766
MaxCyte, Inc. *	5,580	26,226
MeiraGTx Holdings PLC *	655	4,598
Mersana Therapeutics, Inc. *	2,698	6,259
MiMedx Group, Inc. *	7,798	68,388
Mineralys Therapeutics, Inc. *	1,053	9,056
Mission Produce, Inc. *	2,742	27,667
Monro, Inc.	2,099	61,585
Monte Rosa Therapeutics, Inc. *	1,787	10,097
Morphic Holding, Inc. *	317	9,155
Multiplan Corp. *	26,165	37,678
Myriad Genetics, Inc. *	5,380	102,973
Nano-X Imaging Ltd. * (Israel)	2,796	17,811
NanoString Technologies, Inc. *	155	116
National HealthCare Corp.	823	76,062
Natural Grocers by Vitamin Cottage, Inc. Class C	591	9,456
Nature’s Sunshine Products, Inc. *	844	14,593
Nautilus Biotechnology, Inc. SPAC *	3,561	10,647
Neogen Corp. *	14,472	291,032
NeoGenomics, Inc. *	7,722	124,942
Neumora Therapeutics, Inc. *	569	9,701
Nevro Corp. *	1,614	34,733
NGM Biopharmaceuticals, Inc. *	3,058	2,627
Nkarta, Inc. *	1,957	12,916
Novavax, Inc. *	1,150	5,520
Nurix Therapeutics, Inc. *	3,281	33,860
Nuvation Bio, Inc. *	10,320	15,583
Ocean Biomedical, Inc. *	525	347
Olema Pharmaceuticals, Inc. *	1,793	25,156
Omeros Corp. *	2,387	7,805
OmniAb, Inc. *	6,243	38,519
Omnicell, Inc. *	1,531	57,612
OPKO Health, Inc. *	27,463	41,469
OraSure Technologies, Inc. *	4,873	39,959

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Shares	Value
Organogenesis Holdings, Inc. *	4,248	$17,374
ORIC Pharmaceuticals, Inc. *	2,690	24,748
Orthofix Medical, Inc. *	2,383	32,123
OrthoPediatrics Corp. *	109	3,544
Oscar Health, Inc. Class A *	9,891	90,503
Ovid therapeutics, Inc. *	3,797	12,226
Owens & Minor, Inc. *	4,936	95,117
Pacific Biosciences of California, Inc. *	7,649	75,037
Patterson Cos., Inc.	4,468	127,115
Paysafe Ltd. *	2,229	28,509
Pediatrix Medical Group, Inc. *	5,604	52,117
PepGen, Inc. *	471	3,203
Perdoceo Education Corp.	4,319	75,842
Performant Financial Corp. *	1,147	3,584
PetIQ, Inc. *	263	5,194
Phathom Pharmaceuticals, Inc. *	1,431	13,065
Phibro Animal Health Corp. Class A	916	10,607
PMV Pharmaceuticals, Inc. *	2,337	7,245
Poseida Therapeutics, Inc. *	4,514	15,167
Precigen, Inc. *	9,035	12,107
Prelude Therapeutics, Inc. *	1,273	5,436
Prestige Consumer Healthcare, Inc. *	3,310	202,638
Primo Water Corp.	8,932	134,427
PROG Holdings, Inc. *	2,389	73,844
ProKidney Corp. *	2,077	3,697
Protagonist Therapeutics, Inc. *	1,479	33,913
Protalix BioTherapeutics, Inc. *	5,036	8,964
PTC Therapeutics, Inc. *	890	24,528
Pulse Biosciences, Inc. *	715	8,752
Quad/Graphics, Inc. *	1,872	10,146
Quanex Building Products Corp.	2,207	67,468
Quanterix Corp. *	1,973	53,942
Quantum-Si, Inc. *	6,137	12,335
Rallybio Corp. *	2,065	4,935
RAPT Therapeutics, Inc. *	488	12,127
RayzeBio, Inc. *	740	46,006
Recursion Pharmaceuticals, Inc. Class A *	9,125	89,972
REGENXBIO, Inc. *	2,728	48,968
Relay Therapeutics, Inc. *	6,054	66,655
Reneo Pharmaceuticals, Inc. *	320	512
Rent the Runway, Inc. Class A *	3,138	1,655
Repay Holdings Corp. *	5,450	46,543
Replimune Group, Inc. *	3,342	28,173
Resources Connection, Inc.	2,137	30,281
REVOLUTION Medicines, Inc. *	2,501	71,729
Rigel Pharmaceuticals, Inc. *	1,943	2,817
Riot Platforms, Inc. *	3,847	59,513
Rocket Pharmaceuticals, Inc. *	442	13,247
Sabre Corp. *	16,613	73,097
Sage Therapeutics, Inc. *	215	4,659
Sagimet Biosciences, Inc. Class A *	187	1,014
Sana Biotechnology, Inc. *	5,872	23,958
Sangamo Therapeutics, Inc. *	9,427	5,122
Savara, Inc. *	5,856	27,523
Scholar Rock Holding Corp. *	3,697	69,504
Scilex Holding Co. * (Singapore)	6,404	13,064
Seer, Inc. *	3,871	7,510
Seneca Foods Corp. Class A *	354	18,564
Seres Therapeutics, Inc. *	2,175	3,045
SomaLogic, Inc. *	9,559	24,184
SpartanNash Co.	2,348	53,887
Sterling Check Corp. *	2,048	28,508
Stoke Therapeutics, Inc. *	1,852	9,742
StoneCo Ltd. Class A * (Brazil)	7,642	137,785
Strategic Education, Inc.	1,516	140,033
SunOpta, Inc. * (Canada)	159	870
Surgery Partners, Inc. *	449	14,364
Sutro Biopharma, Inc. *	4,028	17,280
Syndax Pharmaceuticals, Inc. *	734	15,862
Tango Therapeutics, Inc. *	3,085	30,541

	Shares	Value
Taro Pharmaceutical Industries Ltd. *	547	$22,854
Tarsus Pharmaceuticals, Inc. *	1,915	38,779
Tejon Ranch Co. *	1,299	22,343
Tenaya Therapeutics, Inc. *	2,983	9,665
Terawulf, Inc. *	10,184	24,442
Terns Pharmaceuticals, Inc. *	947	6,146
Textainer Group Holdings Ltd. (China)	2,685	132,102
Theravance Biopharma, Inc. *	3,455	38,834
Theseus Pharmaceuticals, Inc. *	1,277	5,172
Third Harmonic Bio, Inc. *	1,315	14,426
Travere Therapeutics, Inc. *	416	3,740
TreeHouse Foods, Inc. *	2,989	123,894
Trevi Therapeutics, Inc. *	2,726	3,653
TrueBlue, Inc. *	1,987	30,481
Turnstone Biologics Corp. *	424	1,079
Twist Bioscience Corp. *	3,815	140,621
Tyra Biosciences, Inc. *	595	8,241
United Natural Foods, Inc. *	3,912	63,492
Universal Corp.	1,606	108,116
Universal Technical Institute, Inc. *	1,660	20,783
Upbound Group, Inc.	227	7,711
UroGen Pharma Ltd. *	369	5,535
V2X, Inc. *	772	35,852
Vanda Pharmaceuticals, Inc. *	3,424	14,449
Varex Imaging Corp. *	2,550	52,275
Vector Group Ltd.	7,944	89,608
Vera Therapeutics, Inc. *	1,248	19,194
Veracyte, Inc. *	4,851	133,451
Verve Therapeutics, Inc. *	3,385	47,187
Vicarious Surgical, Inc. *	2,496	915
Vigil Neuroscience, Inc. *	1,036	3,502
Village Super Market, Inc. Class A	537	14,086
Vir Biotechnology, Inc. *	5,315	53,469
Viridian Therapeutics, Inc. *	600	13,068
Vor BioPharma, Inc. *	2,509	5,645
Waldencast PLC Class A *	2,480	27,131
WaVe Life Sciences Ltd. *	3,832	19,352
Weis Markets, Inc.	1,096	70,100
Willdan Group, Inc. *	793	17,050
WW International, Inc. *	3,498	30,607
X4 Pharmaceuticals, Inc. *	4,226	3,544
Xencor, Inc. *	1,803	38,278
XOMA Corp. *	448	8,288
Y-mAbs Therapeutics, Inc. *	1,283	8,750
Zevia PBC Class A *	733	1,473
Zevra Therapeutics, Inc. *	2,327	15,242
Zimvie, Inc. *	1,629	28,915
Zura Bio Ltd. * (United Kingdom)	840	3,923
Zymeworks, Inc. *	3,500	36,365

		13,291,823

Energy - 8.8%

Alpha Metallurgical Resources, Inc.	715	242,328
Amplify Energy Corp. *	2,438	14,457
Arch Resources, Inc.	1,196	198,464
Archrock, Inc.	7,589	116,871
Aris Water Solutions, Inc. Class A	1,870	15,689
Atlas Energy Solutions, Inc.	945	16,273
Berry Corp.	5,178	36,401
Bristow Group, Inc. *	1,573	44,469
California Resources Corp.	4,639	253,661
Callon Petroleum Co. *	4,099	132,808
Chord Energy Corp.	2,785	462,951
Civitas Resources, Inc.	5,401	369,320
CNX Resources Corp. *	10,388	207,760
Comstock Resources, Inc.	6,135	54,295
CONSOL Energy, Inc.	2,032	204,277
Core Laboratories, Inc.	2,134	37,686
Crescent Energy Co. Class A	3,148	41,585
CVR Energy, Inc.	191	5,787

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Shares	Value
Delek U.S. Holdings, Inc.	4,320	$111,456
Diamond Offshore Drilling, Inc. *	6,790	88,270
DMC Global, Inc. *	893	16,806
Dril-Quip, Inc. *	2,275	52,939
Energy Vault Holdings, Inc. *	6,890	16,054
Eos Energy Enterprises, Inc. *	938	1,022
Equitrans Midstream Corp.	20,633	210,044
Excelerate Energy, Inc. Class A	282	4,360
Expro Group Holdings NV *	3,680	58,586
Forum Energy Technologies, Inc. *	623	13,812
FuelCell Energy, Inc. *	30,497	48,795
FutureFuel Corp.	1,658	10,081
Gevo, Inc. *	14,804	17,173
Golar LNG Ltd. (Cameroon)	6,196	142,446
Granite Ridge Resources, Inc.	2,149	12,937
Green Plains, Inc. *	3,028	76,366
Gulfport Energy Corp. *	746	99,367
Hallador Energy Co. *	1,433	12,668
Helix Energy Solutions Group, Inc. *	9,606	98,750
Helmerich & Payne, Inc.	6,512	235,865
HighPeak Energy, Inc.	180	2,563
Kinetik Holdings, Inc.	1,071	35,771
KLX Energy Services Holdings, Inc. *	728	8,197
Kodiak Gas Services, Inc.	636	12,771
Liberty Energy, Inc.	10,387	188,420
Magnolia Oil & Gas Corp. Class A	812	17,287
Mammoth Energy Services, Inc. *	1,483	6,614
Matador Resources Co.	6,214	353,328
Maxeon Solar Technologies Ltd. *	542	3,886
Murphy Oil Corp.	9,925	423,400
Nabors Industries Ltd. *	53	4,326
NACCO Industries, Inc. Class A	288	10,512
Newpark Resources, Inc. *	4,887	32,450
Noble Corp. PLC	1,259	60,633
Northern Oil & Gas, Inc.	654	24,244
NOW, Inc. *	7,118	80,576
Oil States International, Inc. *	4,353	29,557
Par Pacific Holdings, Inc. *	2,309	83,978
Patterson-UTI Energy, Inc.	22,222	239,998
PBF Energy, Inc. Class A	7,431	326,667
Peabody Energy Corp.	7,625	185,440
Permian Resources Corp.	22,865	310,964
PrimeEnergy Resources Corp. *	40	4,254
ProFrac Holding Corp. Class A *	1,311	11,117
ProPetro Holding Corp. *	6,633	55,585
Ramaco Resources, Inc. Class A	1,497	25,718
Ramaco Resources, Inc. Class B *	299	3,980
Ranger Energy Services, Inc.	1,024	10,476
REX American Resources Corp. *	762	36,043
Ring Energy, Inc. *	7,327	10,697
RPC, Inc.	5,691	41,430
SandRidge Energy, Inc.	1,583	21,640
SEACOR Marine Holdings, Inc. *	1,566	19,716
Seadrill Ltd. * (Norway)	3,364	159,050
Select Water Solutions, Inc.	5,440	41,290
SilverBow Resources, Inc. *	1,251	36,379
Sitio Royalties Corp. Class A	3,011	70,789
SM Energy Co.	7,894	305,656
Solaris Oilfield Infrastructure, Inc. Class A	1,693	13,476
Stem, Inc. *	9,160	35,541
SunCoke Energy, Inc.	5,672	60,917
Sunnova Energy International, Inc. *	3,670	55,967
Talos Energy, Inc. *	7,362	104,761
Tellurian, Inc. *	35,617	26,912
U.S. Silica Holdings, Inc. *	5,041	57,014
VAALCO Energy, Inc.	6,487	29,127
Vital Energy, Inc. *	1,566	71,237
Vitesse Energy, Inc.	1,678	36,731
Warrior Met Coal, Inc.	3,438	209,615

		7,779,579

	Shares	Value
Financial - 35.6%

1st Source Corp.	1,109	$60,940
Acadia Realty Trust REIT	6,219	105,661
ACNB Corp.	575	25,737
AFC Gamma, Inc. REIT	1,183	14,231
Alerus Financial Corp.	1,304	29,197
Alexander & Baldwin, Inc. REIT *	5,012	95,328
Alpine Income Property Trust, Inc. REIT	850	14,373
Amalgamated Financial Corp.	1,279	34,456
Ambac Financial Group, Inc. *	3,040	50,099
Amerant Bancorp, Inc.	1,837	45,135
American Assets Trust, Inc. REIT	3,249	73,135
American Coastal Insurance Corp. Class C *	1,278	12,090
American Equity Investment Life Holding Co. *	5,268	293,954
American National Bankshares, Inc.	669	32,614
American Realty Investors, Inc. *	146	2,542
Ameris Bancorp	4,403	233,579
AMERISAFE, Inc.	672	31,436
Ames National Corp.	672	14,340
Angel Oak Mortgage, Inc. REIT	848	8,989
Anywhere Real Estate, Inc. *	6,359	51,571
Apartment Investment & Management Co. Class A REIT *	9,918	77,658
Apollo Commercial Real Estate Finance, Inc. REIT	9,512	111,671
Apple Hospitality REIT, Inc.	14,461	240,197
Arbor Realty Trust, Inc. REIT	11,438	173,629
ARES Commercial Real Estate Corp. REIT	3,609	37,389
Armada Hoffler Properties, Inc. REIT	4,679	57,879
ARMOUR Residential REIT, Inc.	3,279	63,350
Arrow Financial Corp.	1,022	28,555
Artisan Partners Asset Management, Inc. Class A	1,170	51,691
Associated Banc-Corp.	10,405	222,563
Atlantic Union Bankshares Corp.	4,802	175,465
Atlanticus Holdings Corp. *	308	11,910
Axos Financial, Inc. *	3,271	178,597
Banc of California, Inc.	8,797	118,144
BancFirst Corp.	1,278	124,388
Banco Latinoamericano de Comercio Exterior SA (Panama)	1,845	45,645
Bank First Corp.	617	53,469
Bank of Hawaii Corp.	2,445	177,165
Bank of Marin Bancorp	1,150	25,323
Bank of NT Butterfield & Son Ltd. (Bermuda)	3,075	98,431
Bank7 Corp.	240	6,564
BankUnited, Inc.	4,757	154,270
Bankwell Financial Group, Inc.	360	10,865
Banner Corp.	2,154	115,368
Bar Harbor Bankshares	1,051	30,857
BayCom Corp.	705	16,631
BCB Bancorp, Inc.	1,229	15,793
Berkshire Hills Bancorp, Inc.	2,842	70,567
BGC Group, Inc. Class A	12,472	90,048
Bit Digital, Inc. * (China)	4,988	21,099
Blackstone Mortgage Trust, Inc. Class A REIT	11,479	244,158
Blue Foundry Bancorp *	1,580	15,279
Blue Ridge Bankshares, Inc.	1,210	3,666
Braemar Hotels & Resorts, Inc. REIT	4,221	10,552
Brandywine Realty Trust REIT	10,915	58,941
Bread Financial Holdings, Inc.	3,232	106,462
Bridgewater Bancshares, Inc. *	1,512	20,442
Brightsphere Investment Group, Inc.	1,412	27,054
BrightSpire Capital, Inc. REIT	8,689	64,646
Broadstone Net Lease, Inc. REIT	12,592	216,834
Brookline Bancorp, Inc.	5,692	62,100
BRT Apartments Corp. REIT	754	14,017
Burke & Herbert Financial Services Corp.	387	24,342
Business First Bancshares, Inc.	1,653	40,746
Byline Bancorp, Inc.	1,723	40,594
C&F Financial Corp.	190	12,956
Cadence Bank	11,579	342,623

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Shares	Value
Cambridge Bancorp	538	$37,337
Camden National Corp.	1,014	38,157
Cannae Holdings, Inc. *	4,729	92,263
Capital Bancorp, Inc.	639	15,464
Capital City Bank Group, Inc.	634	18,659
Capitol Federal Financial, Inc.	8,273	53,361
Capstar Financial Holdings, Inc.	1,272	23,837
CareTrust REIT, Inc.	6,116	136,876
Carter Bankshares, Inc. *	1,557	23,308
Cathay General Bancorp	4,421	197,044
CBL & Associates Properties, Inc. REIT	505	12,332
Centerspace REIT	1,036	60,295
Central Pacific Financial Corp.	1,693	33,318
Central Valley Community Bancorp	655	14,639
Chatham Lodging Trust REIT	3,244	34,776
Chemung Financial Corp.	198	9,860
Chicago Atlantic Real Estate Finance, Inc. REIT	1,064	17,216
Chimera Investment Corp. REIT	15,539	77,540
ChoiceOne Financial Services, Inc.	500	14,650
Citizens & Northern Corp.	958	21,488
Citizens Financial Services, Inc.	212	13,721
City Holding Co.	855	94,272
City Office REIT, Inc.	2,510	15,336
Civista Bancshares, Inc.	1,199	22,110
Claros Mortgage Trust, Inc. REIT	6,095	83,075
Clipper Realty, Inc. REIT	449	2,425
CNB Financial Corp.	1,496	33,795
CNO Financial Group, Inc.	7,570	211,203
Codorus Valley Bancorp, Inc.	592	15,214
Colony Bankcorp, Inc.	1,340	17,822
Columbia Financial, Inc. *	1,182	22,789
Community Bank System, Inc.	3,391	176,705
Community Healthcare Trust, Inc. REIT	596	15,877
Community Trust Bancorp, Inc.	1,096	48,071
Compass Diversified Holdings	4,234	95,053
Compass, Inc. Class A *	2,979	11,201
ConnectOne Bancorp, Inc.	2,483	56,886
Consumer Portfolio Services, Inc. *	502	4,704
COPT Defense Properties REIT	7,539	193,225
CrossFirst Bankshares, Inc. *	3,132	42,533
CTO Realty Growth, Inc. REIT	1,506	26,099
Cushman & Wakefield PLC *	7,949	85,849
Customers Bancorp, Inc. *	1,904	109,708
CVB Financial Corp.	8,497	171,554
DiamondRock Hospitality Co. REIT	14,190	133,244
Dime Community Bancshares, Inc.	2,329	62,720
Diversified Healthcare Trust REIT	15,626	58,441
Donegal Group, Inc. Class A	1,058	14,801
Douglas Elliman, Inc.	5,541	16,346
Douglas Emmett, Inc. REIT	8,216	119,132
Dynex Capital, Inc. REIT	3,634	45,498
Eagle Bancorp, Inc.	1,865	56,211
Easterly Government Properties, Inc. REIT	6,393	85,922
Eastern Bankshares, Inc.	10,567	150,051
eHealth, Inc. *	1,366	11,912
Ellington Financial, Inc. REIT	4,994	63,474
Elme Communities REIT	5,850	85,410
Empire State Realty Trust, Inc. Class A REIT	8,823	85,495
Employers Holdings, Inc.	1,669	65,759
Enact Holdings, Inc.	2,071	59,831
Encore Capital Group, Inc. *	1,559	79,119
Enova International, Inc. *	1,946	107,731
Enstar Group Ltd. *	797	234,597
Enterprise Bancorp, Inc.	622	20,066
Enterprise Financial Services Corp.	2,513	112,205
Equity Bancshares, Inc. Class A	1,018	34,510
Equity Commonwealth REIT	6,760	129,792
Esquire Financial Holdings, Inc.	29	1,449
ESSA Bancorp, Inc.	649	12,993
Essent Group Ltd.	7,011	369,760
Essential Properties Realty Trust, Inc. REIT	9,337	238,654

	Shares	Value
Evans Bancorp, Inc.	398	$12,549
F&G Annuities & Life, Inc.	1,084	49,864
Farmers & Merchants Bancorp, Inc.	822	20,386
Farmers National Banc Corp.	2,602	37,599
Farmland Partners, Inc. REIT	2,959	36,928
FB Financial Corp.	2,478	98,748
Federal Agricultural Mortgage Corp. Class C	511	97,713
Fidelis Insurance Holdings Ltd. * (Bermuda)	899	11,390
Fidelity D&D Bancorp, Inc.	300	17,409
Finance Of America Cos., Inc. Class A *	3,068	3,375
Financial Institutions, Inc.	1,140	24,282
First BanCorp	10,057	165,438
First Bancorp, Inc.	691	19,500
First Bancshares, Inc.	2,154	63,177
First Bank	1,582	23,255
First Busey Corp.	3,635	90,221
First Business Financial Services, Inc.	485	19,448
First Commonwealth Financial Corp.	6,461	99,758
First Community Bankshares, Inc.	1,156	42,888
First Community Corp.	495	10,657
First Financial Bancorp	6,009	142,714
First Financial Corp.	807	34,725
First Foundation, Inc.	3,343	32,360
First Interstate BancSystem, Inc. Class A	5,649	173,707
First Merchants Corp.	4,129	153,103
First Mid Bancshares, Inc.	1,485	51,470
First of Long Island Corp.	1,644	21,767
First Western Financial, Inc. *	482	9,558
FirstCash Holdings, Inc.	2,649	98,039
Five Star Bancorp	515	13,483
Flushing Financial Corp.	1,986	32,729
Forge Global Holdings, Inc. *	7,665	26,291
Four Corners Property Trust, Inc. REIT	5,478	138,593
Franklin BSP Realty Trust, Inc. REIT	5,485	74,102
FRP Holdings, Inc. *	435	27,353
FS Bancorp, Inc.	360	13,306
FTAI Infrastructure, Inc.	6,375	24,799
Fulton Financial Corp.	10,453	172,056
FVCBankcorp, Inc. *	1,204	17,097
GCM Grosvenor, Inc. Class A	277	2,482
Genworth Financial, Inc. Class A *	29,664	198,156
German American Bancorp, Inc.	1,995	64,658
Getty Realty Corp. REIT	3,217	94,001
Glacier Bancorp, Inc.	7,474	308,826
Gladstone Commercial Corp. REIT	2,194	29,049
Gladstone Land Corp. REIT	2,305	33,307
Global Medical REIT, Inc.	4,075	45,232
Global Net Lease, Inc. REIT	13,098	130,325
GoHealth, Inc. Class A *	282	3,762
Granite Point Mortgage Trust, Inc. REIT	3,299	19,596
Great Southern Bancorp, Inc.	648	38,459
Greene County Bancorp, Inc.	223	6,289
Greenlight Capital Re Ltd. Class A *	1,843	21,047
Guaranty Bancshares, Inc.	578	19,432
Hamilton Lane, Inc. Class A	1,002	113,667
Hancock Whitney Corp.	5,773	280,510
Hanmi Financial Corp.	1,913	37,112
Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	6,477	178,636
HarborOne Bancorp, Inc.	2,702	32,370
HBT Financial, Inc.	1,036	21,870
Heartland Financial USA, Inc.	2,813	105,797
Heritage Commerce Corp.	4,377	43,420
Heritage Financial Corp.	2,298	49,154
Hilltop Holdings, Inc.	3,195	112,496
Hingham Institution For Savings	97	18,857
Hippo Holdings, Inc. *	730	6,658
Home Bancorp, Inc.	448	18,820
Home BancShares, Inc.	12,860	325,744
HomeStreet, Inc.	1,169	12,041

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Shares	Value
HomeTrust Bancshares, Inc.	810	$21,805
Hope Bancorp, Inc.	7,280	87,942
Horace Mann Educators Corp.	2,539	83,025
Horizon Bancorp, Inc.	3,115	44,576
Hudson Pacific Properties, Inc. REIT	8,897	82,831
Independence Realty Trust, Inc. REIT	15,115	231,259
Independent Bank Corp.	2,826	185,979
Independent Bank Corp. MI	1,479	38,484
Independent Bank Group, Inc.	2,408	122,519
Innovative Industrial Properties, Inc. REIT	1,868	188,332
International Bancshares Corp.	3,605	195,824
InvenTrust Properties Corp. REIT	4,579	116,032
Invesco Mortgage Capital, Inc. REIT	3,081	27,298
Investors Title Co.	58	9,404
Jackson Financial, Inc. Class A	5,079	260,045
James River Group Holdings Ltd.	2,305	21,298
JBG SMITH Properties REIT	6,730	114,477
John Marshall Bancorp, Inc.	797	17,980
Kearny Financial Corp.	3,749	33,629
Kennedy-Wilson Holdings, Inc.	8,000	99,040
Kite Realty Group Trust REIT	14,549	332,590
KKR Real Estate Finance Trust, Inc. REIT	3,993	52,827
Ladder Capital Corp. REIT	7,538	86,762
Lakeland Bancorp, Inc.	4,457	65,919
Lakeland Financial Corp.	1,545	100,672
LCNB Corp.	777	12,253
Legacy Housing Corp. *	660	16,645
Lemonade, Inc. *	2,839	45,793
LendingClub Corp. *	7,303	63,828
LendingTree, Inc. *	511	15,494
Live Oak Bancshares, Inc.	2,290	104,195
LTC Properties, Inc. REIT	2,787	89,518
Luther Burbank Corp.	933	9,992
LXP Industrial Trust REIT	19,399	192,438
Macatawa Bank Corp.	1,975	22,278
Macerich Co. REIT	14,562	224,692
Maiden Holdings Ltd. *	5,999	13,738
MainStreet Bancshares, Inc.	405	10,048
Marcus & Millichap, Inc.	1,010	44,117
MBIA, Inc. *	3,087	18,892
Mercantile Bank Corp.	1,113	44,943
Merchants Bancorp	1,101	46,881
Mercury General Corp.	1,815	67,718
Metrocity Bankshares, Inc.	1,188	28,536
Metropolitan Bank Holding Corp. *	624	34,557
MFA Financial, Inc. REIT	6,854	77,245
Mid Penn Bancorp, Inc.	973	23,624
Middlefield Banc Corp.	474	15,343
Midland States Bancorp, Inc.	1,480	40,789
MidWestOne Financial Group, Inc.	1,015	27,314
Moelis & Co. Class A	1,739	97,610
Mr Cooper Group, Inc. *	4,306	280,407
MVB Financial Corp.	728	16,424
National Bank Holdings Corp. Class A	2,236	83,157
National Bankshares, Inc.	414	13,393
National Health Investors, Inc. REIT	2,535	141,580
National Western Life Group, Inc. Class A	153	73,902
Navient Corp.	5,790	107,810
NBT Bancorp, Inc.	2,695	112,947
Nelnet, Inc. Class A	859	75,781
NETSTREIT Corp. REIT	4,546	81,146
New York Mortgage Trust, Inc. REIT	6,122	52,221
Newmark Group, Inc. Class A	9,231	101,172
NewtekOne, Inc.	1,640	22,632
NexPoint Diversified Real Estate Trust REIT	2,101	16,703
Nexpoint Real Estate Finance, Inc. REIT	597	9,403
NexPoint Residential Trust, Inc. REIT	1,103	37,976
NI Holdings, Inc. *	512	6,651
Nicolet Bankshares, Inc.	872	70,179
NMI Holdings, Inc. Class A *	5,001	148,430

	Shares	Value
Northeast Bank	459	$25,332
Northeast Community Bancorp, Inc.	804	14,263
Northfield Bancorp, Inc.	2,752	34,620
Northrim BanCorp, Inc.	357	20,424
Northwest Bancshares, Inc.	8,175	102,024
Norwood Financial Corp.	507	16,685
Oak Valley Bancorp	434	12,998
OceanFirst Financial Corp.	3,880	67,357
Ocwen Financial Corp. *	421	12,950
Office Properties Income Trust REIT	3,388	24,800
OFG Bancorp	2,947	110,454
Old National Bancorp	19,748	333,544
Old Second Bancorp, Inc.	3,055	47,169
One Liberty Properties, Inc. REIT	1,166	25,547
OppFi, Inc. *	431	2,207
Orange County Bancorp, Inc.	358	21,566
Orchid Island Capital, Inc. REIT	3,464	29,202
Origin Bancorp, Inc.	2,048	72,847
Orion Office REIT, Inc.	3,770	21,564
Orrstown Financial Services, Inc.	724	21,358
Outfront Media, Inc. REIT	5,322	74,295
Pacific Premier Bancorp, Inc.	6,062	176,465
Pagseguro Digital Ltd. Class A * (Brazil)	5,218	65,068
Paramount Group, Inc. REIT	12,662	65,463
Park National Corp.	968	128,608
Parke Bancorp, Inc.	771	15,613
Pathward Financial, Inc.	1,124	59,493
PCB Bancorp	828	15,260
Peakstone Realty Trust REIT *	2,440	48,629
Peapack-Gladstone Financial Corp.	1,281	38,199
Pebblebrook Hotel Trust REIT	8,005	127,920
Penns Woods Bancorp, Inc.	484	10,895
PennyMac Financial Services, Inc.	1,619	143,071
PennyMac Mortgage Investment Trust REIT	5,901	88,220
Peoples Bancorp, Inc.	2,380	80,349
Peoples Financial Services Corp.	444	21,623
Phillips Edison & Co., Inc. REIT	6,529	238,178
Physicians Realty Trust REIT	16,094	214,211
Piedmont Office Realty Trust, Inc. Class A REIT	8,541	60,727
Pioneer Bancorp, Inc. *	681	6,817
Piper Sandler Cos.	211	36,898
Plumas Bancorp	273	11,289
Plymouth Industrial REIT, Inc.	2,900	69,803
Ponce Financial Group, Inc. *	1,319	12,873
Postal Realty Trust, Inc. Class A REIT	1,311	19,088
PotlatchDeltic Corp. REIT	5,292	259,837
PRA Group, Inc. *	2,616	68,539
Preferred Bank	577	42,150
Premier Financial Corp.	2,477	59,696
Primis Financial Corp.	1,523	19,281
Princeton Bancorp, Inc.	309	11,093
ProAssurance Corp.	3,381	46,624
Provident Financial Services, Inc.	4,650	83,839
QCR Holdings, Inc.	1,121	65,455
Radian Group, Inc.	9,814	280,190
RBB Bancorp	1,226	23,343
RE/MAX Holdings, Inc. Class A	1,141	15,210
Ready Capital Corp. REIT	10,677	109,439
Red River Bancshares, Inc.	310	17,394
Redwood Trust, Inc. REIT	7,630	56,538
Regional Management Corp.	484	12,139
Renasant Corp.	3,505	118,048
Republic Bancorp, Inc. Class A	565	31,165
Retail Opportunity Investments Corp. REIT	8,367	117,389
RLJ Lodging Trust REIT	10,420	122,122
RMR Group, Inc. Class A	339	9,570
S&T Bancorp, Inc.	2,511	83,918
Sabra Health Care REIT, Inc.	15,496	221,128
Safehold, Inc. REIT	3,316	77,594
Safety Insurance Group, Inc.	956	72,646

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Shares	Value
Sandy Spring Bancorp, Inc.	3,089	$84,144
Saul Centers, Inc. REIT	79	3,102
Seacoast Banking Corp. of Florida	5,373	152,916
Security National Financial Corp. Class A *	965	8,685
Selectquote, Inc. *	10,164	13,925
Service Properties Trust REIT	11,051	94,376
ServisFirst Bancshares, Inc.	2,244	149,518
Shore Bancshares, Inc.	2,172	30,951
Sierra Bancorp	981	22,122
Simmons First National Corp. Class A	8,053	159,772
SiriusPoint Ltd. * (Bermuda)	4,235	49,126
SITE Centers Corp. REIT	12,794	174,382
Skyward Specialty Insurance Group, Inc. *	1,194	40,453
SL Green Realty Corp. REIT	3,913	176,750
SmartFinancial, Inc.	1,102	26,988
South Plains Financial, Inc.	889	25,745
Southern First Bancshares, Inc. *	493	18,290
Southern Missouri Bancorp, Inc.	616	32,888
Southern States Bancshares, Inc.	482	14,113
Southside Bancshares, Inc.	1,889	59,163
SouthState Corp.	5,146	434,580
Star Holdings REIT *	859	12,868
Stellar Bancorp, Inc.	3,090	86,026
Sterling Bancorp, Inc. *	1,712	9,878
Stewart Information Services Corp.	1,732	101,755
Stock Yards Bancorp, Inc.	293	15,087
StoneX Group, Inc. *	1,588	117,242
Stratus Properties, Inc. *	358	10,332
Summit Financial Group, Inc.	807	24,767
Summit Hotel Properties, Inc. REIT	6,775	45,528
Sunstone Hotel Investors, Inc. REIT	13,915	149,308
SWK Holdings Corp. *	92	1,613
Tanger, Inc. REIT	3,639	100,873
Terreno Realty Corp. REIT	5,526	346,314
Texas Capital Bancshares, Inc. *	3,209	207,398
Third Coast Bancshares, Inc. *	734	14,585
Timberland Bancorp, Inc.	484	15,227
Tiptree, Inc.	1,179	22,354
Tompkins Financial Corp.	923	55,592
Towne Bank	4,812	143,205
TPG RE Finance Trust, Inc. REIT	4,475	29,087
Transcontinental Realty Investors, Inc. REIT *	99	3,421
TriCo Bancshares	2,154	92,557
Triumph Financial, Inc. *	1,479	118,586
TrustCo Bank Corp.	1,157	35,925
Trustmark Corp.	3,860	107,617
Two Harbors Investment Corp. REIT	6,486	90,350
UMB Financial Corp.	2,982	249,146
UMH Properties, Inc. REIT	3,301	50,571
United Bankshares, Inc.	8,705	326,873
United Community Banks, Inc.	7,356	215,237
United Fire Group, Inc.	1,465	29,476
Uniti Group, Inc. REIT	15,953	92,208
Unity Bancorp, Inc.	507	15,002
Universal Insurance Holdings, Inc.	1,291	20,630
Univest Financial Corp.	2,137	47,078
Urban Edge Properties REIT	7,698	140,873
USCB Financial Holdings, Inc. *	630	7,718
Valley National Bancorp	29,122	316,265
Velocity Financial, Inc. *	607	10,453
Veris Residential, Inc. REIT	5,295	83,290
Veritex Holdings, Inc.	3,201	74,487
Victory Capital Holdings, Inc. Class A	198	6,819
Virginia National Bankshares Corp.	300	10,314
Virtus Investment Partners, Inc.	408	98,638
WaFd, Inc.	4,177	137,674
Walker & Dunlop, Inc.	2,121	235,452
Washington Trust Bancorp, Inc.	1,235	39,989
Waterstone Financial, Inc.	1,189	16,884
WesBanco, Inc.	3,982	124,915
West BanCorp, Inc.	1,085	23,002

	Shares	Value
Westamerica BanCorp	1,200	$67,692
Whitestone REIT	3,315	40,741
World Acceptance Corp. *	261	34,068
WSFS Financial Corp.	3,877	178,071
Xenia Hotels & Resorts, Inc. REIT	7,313	99,603

		31,524,290

Industrial - 12.4%

908 Devices, Inc. *	1,572	17,638
AAR Corp. *	2,274	141,898
AerSale Corp. *	1,722	21,861
Air Transport Services Group, Inc. *	3,757	66,161
Albany International Corp. Class A	261	25,635
American Woodmark Corp. *	1,025	95,171
AMMO, Inc. *	5,541	11,636
Apogee Enterprises, Inc.	911	48,657
ArcBest Corp.	973	116,964
Archer Aviation, Inc. Class A *	10,193	62,585
Arcosa, Inc.	3,226	266,597
Ardmore Shipping Corp. (Ireland)	2,690	37,902
Argan, Inc.	836	39,116
Aspen Aerogels, Inc. *	3,411	53,826
Astec Industries, Inc.	1,540	57,288
Astronics Corp. *	1,812	31,565
Atmus Filtration Technologies, Inc. *	398	9,349
AZZ, Inc.	1,633	94,861
Babcock & Wilcox Enterprises, Inc. *	3,584	5,233
Barnes Group, Inc.	3,267	106,602
Bel Fuse, Inc. Class B	644	43,000
Belden, Inc.	1,080	83,430
Benchmark Electronics, Inc.	2,387	65,977
Blink Charging Co. *	1,632	5,532
Boise Cascade Co.	2,646	342,287
CECO Environmental Corp. *	1,936	39,262
Chart Industries, Inc. *	1,106	150,781
Clearwater Paper Corp. *	1,112	40,165
Columbus McKinnon Corp.	1,886	73,592
Comtech Telecommunications Corp.	1,754	14,786
Concrete Pumping Holdings, Inc. *	617	5,059
Core Molding Technologies, Inc. *	466	8,635
Costamare, Inc. (Monaco)	3,058	31,834
Covenant Logistics Group, Inc.	548	25,230
CryoPort, Inc. *	457	7,079
DHT Holdings, Inc.	9,114	89,408
Dorian LPG Ltd.	934	40,975
Ducommun, Inc. *	877	45,657
DXP Enterprises, Inc. *	902	30,397
Eagle Bulk Shipping, Inc.	635	35,179
Eastman Kodak Co. *	3,833	14,949
Encore Wire Corp.	1,000	213,600
EnerSys	205	20,697
Enpro, Inc.	1,394	218,496
Enviri Corp. *	5,117	46,053
ESCO Technologies, Inc.	712	83,325
ESS Tech, Inc. *	5,408	6,165
Evolv Technologies Holdings, Inc. *	5,914	27,914
FARO Technologies, Inc. *	1,085	24,445
FLEX LNG Ltd. * (Norway)	611	17,756
Fluor Corp. *	664	26,009
GATX Corp.	2,204	264,965
Genco Shipping & Trading Ltd.	2,833	46,999
Gencor Industries, Inc. *	587	9,474
Gibraltar Industries, Inc. *	893	70,529
Golden Ocean Group Ltd. * (Norway)	8,212	80,149
GoPro, Inc. Class A *	8,617	29,901
Gorman-Rupp Co.	1,152	40,931
GrafTech International Ltd.	5,370	11,760
Granite Construction, Inc.	2,531	128,727
Great Lakes Dredge & Dock Corp. *	4,471	34,337
Greenbrier Cos., Inc.	2,037	89,995
Greif, Inc. Class A	1,647	108,027

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Shares	Value
Greif, Inc. Class B	322	$21,255
Griffon Corp.	1,113	67,837
Heartland Express, Inc.	2,999	42,766
Hillman Solutions Corp. *	12,958	119,343
Himalaya Shipping Ltd. * (Bermuda)	1,390	9,396
Hub Group, Inc. Class A *	2,093	192,430
Ichor Holdings Ltd. *	1,918	64,502
INNOVATE Corp. *	2,804	3,449
Insteel Industries, Inc.	1,251	47,901
International Seaways, Inc.	2,699	122,751
Intevac, Inc. *	1,495	6,458
Iteris, Inc. *	1,000	5,200
Itron, Inc. *	2,745	207,275
JELD-WEN Holding, Inc. *	5,686	107,352
Joby Aviation, Inc. *	12,411	82,533
Kaman Corp.	1,900	45,505
Kennametal, Inc.	5,446	140,452
Kimball Electronics, Inc. *	1,187	31,990
Knife River Corp. *	3,765	249,168
Knowles Corp. *	6,002	107,496
Kratos Defense & Security Solutions, Inc. *	8,470	171,856
Latham Group, Inc. *	2,646	6,959
Li-Cycle Holdings Corp. * (Canada)	8,890	5,199
Limbach Holdings, Inc. *	474	21,553
LSB Industries, Inc. *	3,722	34,652
LSI Industries, Inc.	359	5,055
Luxfer Holdings PLC (United Kingdom)	1,736	15,520
Manitowoc Co., Inc. *	2,354	39,288
Marten Transport Ltd.	799	16,763
Masterbrand, Inc. *	8,630	128,155
Matson, Inc.	2,303	252,409
Mayville Engineering Co., Inc. *	667	9,618
Mirion Technologies, Inc. *	13,321	136,540
Mistras Group, Inc. *	1,325	9,699
Modine Manufacturing Co. *	1,238	73,909
Moog, Inc. Class A	1,510	218,618
Mueller Industries, Inc.	4,214	198,690
National Presto Industries, Inc.	324	26,011
NL Industries, Inc.	509	2,855
nLight, Inc. *	2,951	39,838
Nordic American Tankers Ltd.	13,619	57,200
Northwest Pipe Co. *	673	20,365
NV5 Global, Inc. *	101	11,223
NVE Corp.	26	2,039
O-I Glass, Inc. *	1,516	24,832
Olympic Steel, Inc.	664	44,289
Overseas Shipholding Group, Inc. Class A	4,125	21,739
Pactiv Evergreen, Inc.	2,748	37,675
PAM Transportation Services, Inc. *	369	7,668
Pangaea Logistics Solutions Ltd.	2,483	20,460
Park Aerospace Corp.	1,282	18,845
Park-Ohio Holdings Corp.	550	14,828
Plexus Corp. *	208	22,491
Powell Industries, Inc.	611	54,012
Primoris Services Corp.	3,322	110,324
Proto Labs, Inc. *	1,765	68,764
PureCycle Technologies, Inc. *	5,864	23,749
Radiant Logistics, Inc. *	2,481	16,474
Ranpak Holdings Corp. *	2,709	15,766
RXO, Inc. *	970	22,562
Ryerson Holding Corp.	1,760	61,037
Safe Bulkers, Inc. (Greece)	4,692	18,440
Sanmina Corp. *	3,597	184,778
Scorpio Tankers, Inc. (Monaco)	3,169	192,675
SFL Corp. Ltd. (Norway)	7,631	86,078
SmartRent, Inc. *	12,282	39,180
Smith & Wesson Brands, Inc.	3,038	41,195
Southland Holdings, Inc. *	256	1,321
SPX Technologies, Inc. *	509	51,414
Standex International Corp.	140	22,173
Sterling Infrastructure, Inc. *	237	20,839

	Shares	Value
Stoneridge, Inc. *	1,469	$28,748
Sturm Ruger & Co., Inc.	66	3,000
Summit Materials, Inc. Class A *	7,956	305,988
Teekay Corp. * (Bermuda)	4,057	29,008
Teekay Tankers Ltd. Class A (Canada)	1,589	79,402
Tennant Co.	592	54,872
Terex Corp.	1,887	108,427
Thermon Group Holdings, Inc. *	1,957	63,739
TimkenSteel Corp. *	2,909	68,216
Tredegar Corp.	1,652	8,937
TriMas Corp.	2,769	70,139
Trinity Industries, Inc.	4,418	117,475
Triumph Group, Inc. *	4,380	72,620
TTM Technologies, Inc. *	6,797	107,461
Turtle Beach Corp. *	1,074	11,760
Tutor Perini Corp. *	2,698	24,552
UFP Industries, Inc.	3,385	424,987
Universal Logistics Holdings, Inc.	446	12,497
Vishay Intertechnology, Inc.	8,576	205,567
Werner Enterprises, Inc.	3,583	151,812
Willis Lease Finance Corp. *	171	8,358
World Kinect Corp.	4,105	93,512
Worthington Enterprises, Inc.	2,043	117,575
Xometry, Inc. Class A *	1,973	70,850
Zurn Elkay Water Solutions Corp.	7,876	231,633

		10,997,829

Technology - 3.8%

3D Systems Corp. *	8,654	54,953
ACI Worldwide, Inc. *	962	29,437
ACM Research, Inc. Class A *	2,697	52,699
Adeia, Inc.	893	11,064
Alpha & Omega Semiconductor Ltd. *	1,508	39,298
Ambarella, Inc. *	995	60,984
American Software, Inc. Class A	584	6,599
Amkor Technology, Inc.	7,509	249,824
ASGN, Inc. *	2,334	224,461
Asure Software, Inc. *	1,296	12,338
Atomera, Inc. *	413	2,895
AvidXchange Holdings, Inc. *	914	11,324
Bandwidth, Inc. Class A *	1,161	16,800
Brightcove, Inc. *	2,944	7,625
C3.ai, Inc. Class A *	1,310	37,610
Cantaloupe, Inc. *	1,223	9,062
Cardlytics, Inc. *	2,441	22,482
Cerence, Inc. *	2,746	53,986
CEVA, Inc. *	215	4,883
Climb Global Solutions, Inc.	55	3,016
Cohu, Inc. *	3,123	110,523
CommVault Systems, Inc. *	182	14,533
Computer Programs & Systems, Inc. *	962	10,774
Conduent, Inc. *	11,265	41,117
Consensus Cloud Solutions, Inc. *	585	15,333
CS Disco, Inc. *	1,429	10,846
Daily Journal Corp. *	67	22,835
Definitive Healthcare Corp. *	2,200	21,868
Desktop Metal, Inc. Class A *	17,739	13,322
Digi International, Inc. *	258	6,708
Digital Turbine, Inc. *	4,898	33,600
Diodes, Inc. *	651	52,419
Donnelley Financial Solutions, Inc. *	482	30,062
E2open Parent Holdings, Inc. *	11,522	50,582
EverCommerce, Inc. *	348	3,838
Fastly, Inc. Class A *	1,327	23,621
Grid Dynamics Holdings, Inc. *	763	10,171
Health Catalyst, Inc. *	1,879	17,400
HireRight Holdings Corp. *	856	11,513
Immersion Corp.	1,972	13,922
IonQ, Inc. *	9,054	112,179
Kulicke & Soffa Industries, Inc. (Singapore)	1,068	58,441
Matterport, Inc. *	17,053	45,873

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Shares	Value
MeridianLink, Inc. *	566	$14,020
Mitek Systems, Inc. *	221	2,882
N-Able, Inc. *	431	5,711
Navitas Semiconductor Corp. *	6,239	50,349
NetScout Systems, Inc. *	4,684	102,814
NextNav, Inc. *	449	1,998
Olo, Inc. Class A *	2,758	15,776
ON24, Inc.	2,103	16,572
OneSpan, Inc. *	222	2,380
Onto Innovation, Inc. *	467	71,404
Outbrain, Inc. *	2,767	12,119
PAR Technology Corp. *	1,642	71,493
Parsons Corp. *	1,495	93,751
Photronics, Inc. *	4,061	127,394
Planet Labs PBC *	1,001	2,472
Playstudios, Inc. *	5,706	15,463
PROS Holdings, Inc. *	868	33,670
PubMatic, Inc. Class A *	2,298	37,480
Rackspace Technology, Inc. *	4,649	9,298
Richardson Electronics Ltd.	794	10,600
Semtech Corp. *	4,264	93,424
Sharecare, Inc. *	19,991	21,590
Skillsoft Corp. *	306	5,379
SMART Global Holdings, Inc. *	2,535	47,988
SolarWinds Corp. *	3,374	42,141
Synaptics, Inc. *	2,417	275,731
System1, Inc. *	1,732	3,845
Tingo Group, Inc. * ±	7,434	5,129
Ultra Clean Holdings, Inc. *	2,976	101,601
Unisys Corp. *	4,506	25,324
Veeco Instruments, Inc. *	3,383	104,975
Veradigm, Inc. *	7,150	75,004
Verint Systems, Inc. *	334	9,028
Vimeo, Inc. *	3,174	12,442
Vishay Precision Group, Inc. *	786	26,779
Vuzix Corp. *	4,138	8,628
Xerox Holdings Corp.	7,876	144,367

		3,343,841

Utilities - 3.7%

ALLETE, Inc.	3,858	235,955
Altus Power, Inc. *	4,387	29,963
Artesian Resources Corp. Class A	120	4,974
Avista Corp.	5,104	182,417
Black Hills Corp.	4,583	247,253
Brookfield Infrastructure Corp. Class A (Canada)	7,117	251,088
California Water Service Group	2,615	135,640
Chesapeake Utilities Corp.	503	53,132
Consolidated Water Co. Ltd. (Cayman)	720	25,632
Genie Energy Ltd. Class B	656	18,453
MGE Energy, Inc.	1,172	84,747
New Jersey Resources Corp.	3,074	137,039
Northwest Natural Holding Co.	2,405	93,651
Northwestern Energy Group, Inc.	4,137	210,532
ONE Gas, Inc.	3,680	234,490
Ormat Technologies, Inc.	1,282	97,163
Otter Tail Corp.	1,291	109,696
PNM Resources, Inc.	5,084	211,494
Portland General Electric Co.	6,829	295,969
RGC Resources, Inc.	481	9,783
SJW Group	2,117	138,346
Southwest Gas Holdings, Inc. *	4,114	260,622
Spire, Inc.	3,434	214,076
Unitil Corp.	730	38,376

		3,320,491

Total Common Stocks (Cost $86,161,937)		86,672,014

	Shares	Value

EXCHANGE-TRADED FUNDS - 1.6%

iShares Russell 2000 Value	9,199	$1,428,881

Total Exchange-Traded Funds (Cost $1,280,167)		1,428,881

	Principal Amount
SHORT-TERM INVESTMENTS - 0.5%

Repurchase Agreements - 0.5%

Fixed Income Clearing Corp. 4.950% due 01/02/24 (Dated 12/29/23, repurchase price of $474,777; collateralized by U.S. Treasury Notes: 0.750% due 03/31/26 and value $484,084)	$474,516	474,516

Total Short-Term Investments (Cost $474,516)		474,516

TOTAL INVESTMENTS - 100.0% (Cost $87,918,553)		88,577,912

DERIVATIVES - 0.0%		7,681

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(26,152)

NET ASSETS - 100.0%		$88,559,441

Notes to Schedule of Investments

(a)	As of December 31, 2023, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	35.6%
Consumer, Non-Cyclical	15.0%
Consumer, Cyclical	12.6%
Industrial	12.4%
Energy	8.8%
Technology	3.8%
Utilities	3.7%
Communications	3.1%
Others (each less than 3.0%)	5.0%

	100.0%
Derivatives	0.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

(b)	As of December 31, 2023, investments with a total aggregate value of $1,461 or less than 0.1% of the Fund’s net assets were determined by a valuation committee established under the Valuation Policy.

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

(c)	As of December 31, 2023, open futures contracts outstanding were as follows:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
CME Micro E-Mini Russell 2000 Index	03/24	52	$524,721	$532,402	$7,681

(d)	Fair Value Measurements

As of December 31, 2023, the Fund’s investments, as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities were as follows:

		Total Value at December 31, 2023	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Rights	$2,501	$–	$–	$2,501
	Common Stocks
	Basic Materials	2,529,046	2,529,046	–	–
	Communications	2,746,655	2,746,655	–	–
	Consumer, Cyclical	11,138,460	11,138,460	–	–
	Consumer, Non-Cyclical	13,291,823	13,278,759	13,064	–
	Energy	7,779,579	7,779,579	–	–
	Financial	31,524,290	31,524,290	–	–
	Industrial	10,997,829	10,997,829	–	–
	Technology	3,343,841	3,338,712	–	5,129
	Utilities	3,320,491	3,320,491	–	–

	Total Common Stocks	86,672,014	86,653,821	13,064	5,129

	Exchange-Traded Funds	1,428,881	1,428,881	–	–
	Short-Term Investments	474,516	–	474,516	–
	Derivatives:
	Equity Contracts
	Futures	7,681	7,681	–	–

	Total	$88,585,593	$88,090,383	$487,580	$7,630

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

PD EMERGING MARKETS INDEX PORTFOLIO

Schedule of Investments

December 31, 2023

	Shares	Value
RIGHTS - 0.0%

Brazil - 0.0%

Localiza Rent a Car SA Exp 02/01/24 *	45	$185

Total Rights (Cost $0)		185

PREFERRED STOCKS - 2.4%

Brazil - 1.6%

Banco Bradesco SA	74,890	261,156
Centrais Eletricas Brasileiras SA Class B	3,400	32,906
Cia Energetica de Minas Gerais	18,945	44,930
Companhia Paranaense de Energia Class B	13,400	23,824
Gerdau SA	16,185	78,319
Itau Unibanco Holding SA	67,400	468,935
Itausa SA	71,630	152,744
Petroleo Brasileiro SA	65,400	498,989

		1,561,803

Chile - 0.1%

Sociedad Quimica y Minera de Chile SA Class B	1,997	119,643

Colombia - 0.1%

Bancolombia SA	6,453	49,698

Russia - 0.0%

Surgutneftegas PJSC * Ω ±	44,600	–

South Korea - 0.6%

Hyundai Motor Co.	437	38,693
Hyundai Motor Co.	385	33,862
LG Chem Ltd. *	103	24,720
Samsung Electronics Co. Ltd.	11,613	559,590

		656,865

Total Preferred Stocks (Cost $2,070,625)		2,388,009

COMMON STOCKS - 97.1%

Brazil - 4.1%

Ambev SA	66,100	185,768
Atacadao SA	8,900	22,807
B3 SA - Brasil Bolsa Balcao	80,700	241,452
Banco Bradesco SA	21,100	66,430
Banco BTG Pactual SA	16,300	126,073
Banco do Brasil SA	11,900	135,653
Banco Santander Brasil SA	5,300	35,050
BB Seguridade Participacoes SA	9,800	68,063
CCR SA	14,000	40,863
Centrais Eletricas Brasileiras SA	17,000	147,272
Cia de Saneamento Basico do Estado de Sao Paulo SABESP	4,800	73,775
Cia Siderurgica Nacional SA	9,200	36,715
Cosan SA	17,100	67,356
CPFL Energia SA	3,300	26,169
Energisa SA	3,000	33,250
Eneva SA *	12,000	33,634
Engie Brasil Energia SA	2,900	27,056
Equatorial Energia SA	14,306	105,240
Hapvida Participacoes e Investimentos SA * ~	67,843	62,103
Hypera SA	5,300	39,038
Klabin SA	10,500	48,030

	Shares	Value
Localiza Rent a Car SA	12,652	$165,650
Lojas Renner SA	13,491	48,409
Magazine Luiza SA *	43,000	19,118
Natura & Co. Holding SA *	12,700	43,546
Petroleo Brasileiro SA	52,600	420,021
PRIO SA	11,200	105,948
Raia Drogasil SA	18,024	109,110
Rede D’Or Sao Luiz SA ~	7,940	47,042
Rumo SA	17,900	84,619
Sendas Distribuidora SA	18,900	52,362
Suzano SA	11,000	125,266
Telefonica Brasil SA	5,800	63,710
TIM SA	11,600	42,719
TOTVS SA	7,400	51,322
Ultrapar Participacoes SA	10,200	55,332
Vale SA	47,353	750,009
Vibra Energia SA	16,326	76,471
WEG SA	23,400	177,764

		4,060,215

Chile - 0.4%

Banco de Chile	636,034	74,751
Banco de Credito e Inversiones SA	1,075	29,102
Banco Santander Chile	926,155	45,203
Cencosud SA	18,066	33,937
Cia Sud Americana de Vapores SA	210,456	12,923
Empresas CMPC SA	15,894	30,669
Empresas COPEC SA	5,497	39,995
Enel Americas SA *	288,429	31,920
Enel Chile SA	364,822	23,631
Falabella SA *	12,238	30,563
Latam Airlines Group SA *	2,480,769	26,891

		379,585

China - 26.5%

360 Security Technology, Inc. Class A *	6,200	7,871
37 Interactive Entertainment Network Technology Group Co. Ltd. Class A	1,900	5,041
3SBio, Inc. * ~	25,000	24,108
AAC Technologies Holdings, Inc.	10,000	29,718
Accelink Technologies Co. Ltd. Class A	700	2,808
ACM Research Shanghai, Inc. Class A	196	2,884
Advanced Micro-Fabrication Equipment, Inc. China Class A	664	14,374
AECC Aero-Engine Control Co. Ltd. Class A	1,200	3,366
AECC Aviation Power Co. Ltd. Class A	2,300	12,117
Agricultural Bank of China Ltd. Class A	57,000	29,254
Agricultural Bank of China Ltd. Class H	403,000	155,452
Aier Eye Hospital Group Co. Ltd. Class A	8,036	17,942
AIMA Technology Group Co. Ltd. Class A	800	2,824
Air China Ltd. Class A *	10,900	11,281
Air China Ltd. Class H *	22,000	13,927
Airtac International Group	2,232	73,339
Akeso, Inc. * ~	7,000	41,622
Alibaba Group Holding Ltd.	226,620	2,182,925
Alibaba Health Information Technology Ltd. *	76,000	41,323
Aluminum Corp. of China Ltd. Class A	10,800	8,589
Aluminum Corp. of China Ltd. Class H	56,000	27,996
Amlogic Shanghai Co. Ltd. Class A	381	3,364
Angel Yeast Co. Ltd. Class A	800	3,970
Anhui Conch Cement Co. Ltd. Class A	3,600	11,452
Anhui Conch Cement Co. Ltd. Class H	16,500	38,101
Anhui Gujing Distillery Co. Ltd. Class A	400	13,137
Anhui Gujing Distillery Co. Ltd. Class B	100	1,523
Anhui Honglu Steel Construction Group Co. Ltd. Class A	580	1,777
Anhui Jianghuai Automobile Group Corp. Ltd. Class A *	1,900	4,326

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

PD EMERGING MARKETS INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Shares	Value
Anhui Kouzi Distillery Co. Ltd. Class A	500	$3,193
Anhui Yingjia Distillery Co. Ltd. Class A	600	5,609
Anjoy Foods Group Co. Ltd. Class A	200	2,949
Anker Innovations Technology Co. Ltd. Class A	300	3,746
ANTA Sports Products Ltd.	17,800	173,004
Apeloa Pharmaceutical Co. Ltd. Class A	1,100	2,385
Asia - Potash International Investment Guangzhou Co. Ltd. Class A *	800	2,960
ASR Microelectronics Co. Ltd. Class A *	311	3,089
Asymchem Laboratories Tianjin Co. Ltd. Class A	280	4,581
Autobio Diagnostics Co. Ltd. Class A	500	4,019
Autohome, Inc. ADR	953	26,741
Avary Holding Shenzhen Co. Ltd. Class A	1,700	5,348
AVIC Industry-Finance Holdings Co. Ltd. Class A	7,800	3,421
AviChina Industry & Technology Co. Ltd. Class H	35,000	15,006
Avicopter PLC Class A	400	2,172
BAIC BluePark New Energy Technology Co. Ltd. Class A *	4,600	3,979
Baidu, Inc. Class A *	31,384	467,179
Bank of Beijing Co. Ltd. Class A	18,400	11,751
Bank of Changsha Co. Ltd. Class A	3,600	3,462
Bank of Chengdu Co. Ltd. Class A	3,400	5,398
Bank of China Ltd. Class A	25,500	14,346
Bank of China Ltd. Class H	1,110,000	421,780
Bank of Communications Co. Ltd. Class A	32,600	26,391
Bank of Communications Co. Ltd. Class H	119,000	74,283
Bank of Hangzhou Co. Ltd. Class A	5,200	7,339
Bank of Jiangsu Co. Ltd. Class A	15,680	14,791
Bank of Nanjing Co. Ltd. Class A	9,000	9,365
Bank of Ningbo Co. Ltd. Class A	5,110	14,502
Bank of Shanghai Co. Ltd. Class A	12,300	10,353
Bank of Suzhou Co. Ltd. Class A	3,400	3,097
Baoshan Iron & Steel Co. Ltd. Class A	19,300	16,142
BeiGene Ltd. *	9,589	133,705
Beijing Dabeinong Technology Group Co. Ltd. Class A	3,600	3,025
Beijing E-Hualu Information Technology Co. Ltd. Class A *	600	2,659
Beijing Easpring Material Technology Co. Ltd. Class A	500	2,692
Beijing Enlight Media Co. Ltd. Class A	2,600	2,989
Beijing Enterprises Holdings Ltd.	7,000	24,343
Beijing Enterprises Water Group Ltd.	54,000	12,036
Beijing Kingsoft Office Software, Inc. Class A	428	19,066
Beijing New Building Materials PLC Class A	1,500	4,942
Beijing Oriental Yuhong Waterproof Technology Co. Ltd. Class A	1,100	2,978
Beijing Shiji Information Technology Co. Ltd. Class A *	1,948	2,671
Beijing Tiantan Biological Products Corp. Ltd. Class A	1,400	6,106
Beijing Tongrentang Co. Ltd. Class A	1,200	9,085
Beijing United Information Technology Co. Ltd. Class A	486	1,508
Beijing Wantai Biological Pharmacy Enterprise Co. Ltd. Class A	792	8,385
Beijing Yanjing Brewery Co. Ltd. Class A	2,500	3,044
Beijing-Shanghai High Speed Railway Co. Ltd. Class A	40,900	28,368
Beiqi Foton Motor Co. Ltd. Class A *	7,200	2,771
Bethel Automotive Safety Systems Co. Ltd. Class A	400	3,910
Betta Pharmaceuticals Co. Ltd. Class A	300	2,182
BGI Genomics Co. Ltd. Class A	400	2,707
Bilibili, Inc. Class Z *	2,762	33,544
Bloomage Biotechnology Corp. Ltd. Class A	461	4,351
BOC Aviation Ltd. ~	3,000	22,962
BOC International China Co. Ltd. Class A	2,500	3,629
BOE Technology Group Co. Ltd. Class A	28,600	15,727
Bosideng International Holdings Ltd.	52,000	23,391
Brilliance China Automotive Holdings Ltd.	42,000	23,394
BTG Hotels Group Co. Ltd. Class A *	1,000	2,203
By-health Co. Ltd. Class A	1,500	3,600
BYD Co. Ltd. Class A	1,500	41,881
BYD Co. Ltd. Class H	14,500	399,977
BYD Electronic International Co. Ltd.	11,000	51,576
C&D International Investment Group Ltd.	9,987	21,235

	Shares	Value
Caitong Securities Co. Ltd. Class A	4,050	$4,431
Cambricon Technologies Corp. Ltd. Class A *	431	8,179
Canmax Technologies Co. Ltd. Class A	740	2,644
Cathay Biotech, Inc. Class A	391	3,030
CECEP Solar Energy Co. Ltd. Class A	2,000	1,574
CECEP Wind-Power Corp. Class A	5,620	2,377
CETC Cyberspace Security Technology Co. Ltd. Class A	600	1,899
CGN Power Co. Ltd. Class H ~	175,000	45,738
Changchun High & New Technology Industry Group, Inc. Class A	300	6,165
Changjiang Securities Co. Ltd. Class A	4,900	3,718
Changzhou Xingyu Automotive Lighting Systems Co. Ltd. Class A	275	5,084
Chaozhou Three-Circle Group Co. Ltd. Class A	1,700	7,056
Chengxin Lithium Group Co. Ltd. Class A	800	2,566
Chifeng Jilong Gold Mining Co. Ltd. Class A *	1,500	2,959
China Baoan Group Co. Ltd. Class A	2,300	3,807
China Cinda Asset Management Co. Ltd. Class H	137,000	13,687
China CITIC Bank Corp. Ltd. Class H	124,000	58,482
China Coal Energy Co. Ltd. Class H	28,000	25,486
China Communications Services Corp. Ltd. Class H	32,000	13,270
China Construction Bank Corp. Class A	2,300	2,112
China Construction Bank Corp. Class H	1,361,000	809,591
China CSSC Holdings Ltd. Class A	3,900	16,191
China Eastern Airlines Corp. Ltd. Class A *	14,700	8,044
China Energy Engineering Corp. Ltd. Class A	27,400	8,113
China Everbright Bank Co. Ltd. Class A	42,000	17,176
China Everbright Bank Co. Ltd. Class H	36,000	10,697
China Everbright Environment Group Ltd.	49,000	15,951
China Feihe Ltd. ~	50,000	27,357
China Film Co. Ltd. Class A *	1,600	2,763
China Galaxy Securities Co. Ltd. Class A	3,200	5,439
China Galaxy Securities Co. Ltd. Class H	51,000	26,980
China Gas Holdings Ltd.	37,600	37,150
China Great Wall Securities Co. Ltd. Class A	3,500	3,950
China Greatwall Technology Group Co. Ltd. Class A	2,800	3,993
China Hongqiao Group Ltd.	33,000	27,021
China International Capital Corp. Ltd. Class A	1,500	8,049
China International Capital Corp. Ltd. Class H ~	22,800	33,499
China Jushi Co. Ltd. Class A	3,501	4,853
China Life Insurance Co. Ltd. Class A	2,600	10,402
China Life Insurance Co. Ltd. Class H	103,000	133,761
China Literature Ltd. * ~	5,600	20,883
China Longyuan Power Group Corp. Ltd. Class H	48,000	36,450
China Medical System Holdings Ltd.	19,000	33,670
China Meheco Co. Ltd. Class A	1,300	2,048
China Mengniu Dairy Co. Ltd. *	44,000	118,532
China Merchants Bank Co. Ltd. Class A	17,200	67,491
China Merchants Bank Co. Ltd. Class H	54,000	187,840
China Merchants Energy Shipping Co. Ltd. Class A	7,100	5,886
China Merchants Port Holdings Co. Ltd.	20,797	28,341
China Merchants Securities Co. Ltd. Class A	6,300	12,120
China Merchants Shekou Industrial Zone Holdings Co. Ltd. Class A	7,800	10,495
China Minsheng Banking Corp. Ltd. Class A	32,100	16,926
China Minsheng Banking Corp. Ltd. Class H	93,000	31,572
China National Building Material Co. Ltd. Class H	54,000	23,125
China National Chemical Engineering Co. Ltd. Class A	5,400	4,844
China National Medicines Corp. Ltd. Class A	700	2,825
China National Nuclear Power Co. Ltd. Class A	16,300	17,237
China National Software & Service Co. Ltd. Class A	770	3,934
China Northern Rare Earth Group High-Tech Co. Ltd. Class A	3,100	8,449
China Oilfield Services Ltd. Class H	26,000	26,574
China Overseas Land & Investment Ltd.	53,000	93,507
China Overseas Property Holdings Ltd.	20,000	15,009
China Pacific Insurance Group Co. Ltd. Class A	5,200	17,460
China Pacific Insurance Group Co. Ltd. Class H	37,000	74,847
China Petroleum & Chemical Corp. Class A	25,600	20,140

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

PD EMERGING MARKETS INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Shares	Value
China Petroleum & Chemical Corp. Class H	344,000	$180,274
China Power International Development Ltd.	67,108	24,685
China Railway Group Ltd. Class A	18,000	14,422
China Railway Group Ltd. Class H	57,000	25,416
China Railway Signal & Communication Corp. Ltd. Class A	6,362	3,929
China Rare Earth Resources & Technology Co. Ltd. Class A	900	3,510
China Resources Beer Holdings Co. Ltd.	22,000	96,535
China Resources Gas Group Ltd.	12,800	42,011
China Resources Land Ltd.	44,000	157,873
China Resources Microelectronics Ltd. Class A	1,171	7,376
China Resources Mixc Lifestyle Services Ltd. ~	9,600	34,240
China Resources Pharmaceutical Group Ltd. ~	21,500	14,133
China Resources Power Holdings Co. Ltd.	28,000	56,108
China Resources Sanjiu Medical & Pharmaceutical Co. Ltd. Class A	900	6,312
China Ruyi Holdings Ltd. *	76,000	16,853
China Shenhua Energy Co. Ltd. Class A	6,200	27,424
China Shenhua Energy Co. Ltd. Class H	46,000	157,754
China Southern Airlines Co. Ltd. Class A *	12,700	10,317
China Southern Airlines Co. Ltd. Class H *	20,000	8,482
China State Construction Engineering Corp. Ltd. Class A	33,300	22,592
China State Construction International Holdings Ltd.	28,000	32,402
China Taiping Insurance Holdings Co. Ltd.	20,200	17,420
China Three Gorges Renewables Group Co. Ltd. Class A	24,500	15,097
China Tourism Group Duty Free Corp. Ltd. Class A	1,644	19,406
China Tourism Group Duty Free Corp. Ltd. Class H ~	1,500	14,747
China Tower Corp. Ltd. Class H ~	610,000	64,116
China Traditional Chinese Medicine Holdings Co. Ltd.	42,000	21,133
China United Network Communications Ltd. Class A	27,600	17,039
China Vanke Co. Ltd. Class A	7,300	10,778
China Vanke Co. Ltd. Class H	30,800	28,506
China XD Electric Co. Ltd. Class A	4,500	3,127
China Yangtze Power Co. Ltd. Class A	20,400	67,141
China Zhenhua Group Science & Technology Co. Ltd. Class A	500	4,147
China Zheshang Bank Co. Ltd. Class A	18,780	6,672
Chinasoft International Ltd. *	38,000	29,168
Chongqing Brewery Co. Ltd. Class A	400	3,747
Chongqing Changan Automobile Co. Ltd. Class A	7,196	17,079
Chongqing Rural Commercial Bank Co. Ltd. Class A	7,900	4,544
Chongqing Taiji Industry Group Co. Ltd. Class A *	500	3,275
Chongqing Zhifei Biological Products Co. Ltd. Class A	1,900	16,366
Chow Tai Fook Jewellery Group Ltd.	27,600	41,119
CITIC Ltd.	80,000	79,988
CITIC Securities Co. Ltd. Class A	10,080	28,967
CITIC Securities Co. Ltd. Class H	25,075	51,232
CMOC Group Ltd. Class A	16,300	11,945
CMOC Group Ltd. Class H	51,000	27,901
CNGR Advanced Material Co. Ltd. Class A	600	4,155
CNPC Capital Co. Ltd. Class A	5,600	4,262
Contemporary Amperex Technology Co. Ltd. Class A	3,660	84,255
COSCO SHIPPING Development Co. Ltd. Class A	8,400	2,771
COSCO SHIPPING Energy Transportation Co. Ltd. Class A	2,400	4,142
COSCO SHIPPING Energy Transportation Co. Ltd. Class H	18,000	16,984
COSCO SHIPPING Holdings Co. Ltd. Class A	11,910	16,088
COSCO SHIPPING Holdings Co. Ltd. Class H	40,400	40,621
COSCO SHIPPING Ports Ltd.	18,000	13,012
Country Garden Holdings Co. Ltd. *	175,707	17,586
Country Garden Services Holdings Co. Ltd.	31,000	26,845
CRRC Corp. Ltd. Class A	20,400	15,125
CRRC Corp. Ltd. Class H	60,000	26,449
CSC Financial Co. Ltd. Class A	3,700	12,344
CSPC Innovation Pharmaceutical Co. Ltd. Class A	900	4,647
CSPC Pharmaceutical Group Ltd.	124,000	115,409

	Shares	Value
CSSC Science & Technology Co. Ltd. Class A	1,100	$2,873
Daqin Railway Co. Ltd. Class A	13,000	13,216
Daqo New Energy Corp. ADR *	813	21,626
DaShenLin Pharmaceutical Group Co. Ltd. Class A	888	3,117
Datang International Power Generation Co. Ltd. Class A	8,900	3,037
DHC Software Co. Ltd. Class A	2,900	2,522
Do-Fluoride Chemicals Co. Ltd. Class A	640	1,373
Dong-E-E-Jiao Co. Ltd. Class A	600	4,170
Dongfang Electric Corp. Ltd. Class A	2,500	5,152
Dongfeng Motor Group Co. Ltd. Class H	36,000	17,939
Dongxing Securities Co. Ltd. Class A	2,800	3,249
East Buy Holding Ltd. * ~	6,500	23,159
East Money Information Co. Ltd. Class A	12,776	25,314
Eastroc Beverage Group Co. Ltd. Class A	200	5,146
Ecovacs Robotics Co. Ltd. Class A	500	2,921
Empyrean Technology Co. Ltd. Class A *	200	2,983
ENN Energy Holdings Ltd.	11,100	81,967
ENN Natural Gas Co. Ltd. Class A	2,300	5,454
Eoptolink Technology, Inc.Ltd. Class A	600	4,160
Eve Energy Co. Ltd. Class A	1,800	10,717
Everbright Securities Co. Ltd. Class A	3,400	7,391
Everdisplay Optronics Shanghai Co. Ltd. Class A *	10,063	3,448
Fangda Carbon New Material Co. Ltd. Class A *	3,800	2,807
Far East Horizon Ltd.	27,000	21,251
Farasis Energy Gan Zhou Co. Ltd. Class A *	1,071	2,463
FAW Jiefang Group Co. Ltd. *	2,800	3,357
First Capital Securities Co. Ltd. Class A	3,700	3,032
Flat Glass Group Co. Ltd. Class A	1,000	3,763
Flat Glass Group Co. Ltd. Class H	7,000	11,815
Focus Media Information Technology Co. Ltd. Class A	12,600	11,237
Foshan Haitian Flavouring & Food Co. Ltd. Class A	3,988	21,347
Fosun International Ltd.	33,500	19,694
Founder Securities Co. Ltd. Class A	7,100	8,064
Foxconn Industrial Internet Co. Ltd. Class A	11,000	23,433
Fujian Sunner Development Co. Ltd. Class A	1,048	2,540
Fuyao Glass Industry Group Co. Ltd. Class A	1,900	10,014
Fuyao Glass Industry Group Co. Ltd. Class H ~	8,000	38,956
G-bits Network Technology Xiamen Co. Ltd. Class A	100	3,453
GalaxyCore, Inc. Class A	1,478	4,264
Ganfeng Lithium Group Co. Ltd. Class A	1,160	6,999
Ganfeng Lithium Group Co. Ltd. Class H ~	5,960	22,517
GCL Technology Holdings Ltd.	298,000	47,322
GD Power Development Co. Ltd. Class A	15,400	9,032
GDS Holdings Ltd. Class A *	13,392	15,155
Geely Automobile Holdings Ltd.	84,000	92,535
GEM Co. Ltd. Class A	4,300	3,310
Gemdale Corp. Class A	4,000	2,461
Genscript Biotech Corp. *	16,000	40,721
GF Securities Co. Ltd. Class A	5,600	11,285
GF Securities Co. Ltd. Class H	12,400	14,849
Giant Network Group Co. Ltd. Class A	1,800	2,826
GigaDevice Semiconductor, Inc. Class A	580	7,550
Ginlong Technologies Co. Ltd. Class A	350	3,447
GoerTek, Inc. Class A	3,000	8,882
Goldwind Science & Technology Co. Ltd. Class A	2,800	3,157
Gongniu Group Co. Ltd. Class A	400	5,396
Gotion High-tech Co. Ltd. Class A *	1,600	4,847
Great Wall Motor Co. Ltd. Class A	2,200	7,826
Great Wall Motor Co. Ltd. Class H	32,000	41,598
Gree Electric Appliances, Inc. of Zhuhai Class A	2,500	11,349
Greenland Holdings Corp. Ltd. Class A *	10,100	3,276
Greentown China Holdings Ltd.	16,500	16,827
GRG Banking Equipment Co. Ltd. Class A	2,200	3,801
Guangdong Haid Group Co. Ltd. Class A	1,400	8,865
Guangdong HEC Technology Holding Co. Ltd. Class A *	2,600	2,687
Guangdong Investment Ltd.	40,000	29,115
Guanghui Energy Co. Ltd. Class A	5,700	5,735
Guangzhou Automobile Group Co. Ltd. Class A	2,800	3,454
Guangzhou Automobile Group Co. Ltd. Class H	44,000	20,460

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

PD EMERGING MARKETS INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Shares	Value
Guangzhou Baiyun International Airport Co. Ltd. Class A *	2,100	$2,895
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd. Class A	1,200	4,838
Guangzhou Haige Communications Group, Inc. Co. Class A	2,000	3,620
Guangzhou Kingmed Diagnostics Group Co. Ltd. Class A	400	3,530
Guangzhou Shiyuan Electronic Technology Co. Ltd. Class A	600	3,871
Guangzhou Tinci Materials Technology Co. Ltd. Class A	1,660	5,868
Guangzhou Yuexiu Capital Holdings Group Co. Ltd. Class A	3,515	2,983
Guolian Securities Co. Ltd. Class A *	2,100	3,208
Guosen Securities Co. Ltd. Class A	5,500	6,624
Guotai Junan Securities Co. Ltd. Class A	6,500	13,640
Guoyuan Securities Co. Ltd. Class A	3,900	3,756
H World Group Ltd. ADR	2,910	97,310
Haidilao International Holding Ltd. ~	23,000	42,906
Haier Smart Home Co. Ltd. Class A	5,500	16,294
Haier Smart Home Co. Ltd. Class H	33,400	94,343
Hainan Airlines Holding Co. Ltd. Class A *	37,100	7,166
Hainan Airport Infrastructure Co. Ltd. Class A *	9,800	5,113
Haitian International Holdings Ltd.	9,000	22,279
Haitong Securities Co. Ltd. Class A	9,000	11,892
Haitong Securities Co. Ltd. Class H	35,600	19,019
Hang Zhou Great Star Industrial Co. Ltd. Class A	1,100	3,492
Hangzhou Binjiang Real Estate Group Co. Ltd. Class A	2,600	2,667
Hangzhou Chang Chuan Technology Co. Ltd. Class A	500	2,679
Hangzhou First Applied Material Co. Ltd. Class A	1,619	5,543
Hangzhou Lion Electronics Co. Ltd. Class A	600	2,316
Hangzhou Oxygen Plant Group Co. Ltd. Class A	800	3,292
Hangzhou Robam Appliances Co. Ltd. Class A	900	2,766
Hangzhou Silan Microelectronics Co. Ltd. Class A	1,200	3,861
Hangzhou Tigermed Consulting Co. Ltd. Class A	300	2,323
Hansoh Pharmaceutical Group Co. Ltd. ~	16,000	32,337
Haohua Chemical Science & Technology Co. Ltd. Class A	700	3,007
Hebei Hengshui Laobaigan Liquor Co. Ltd. Class A	800	2,544
Hebei Yangyuan Zhihui Beverage Co. Ltd. Class A	1,100	3,296
Heilongjiang Agriculture Co. Ltd. Class A	1,500	2,533
Henan Shenhuo Coal & Power Co. Ltd. Class A	1,900	4,504
Henan Shuanghui Investment & Development Co. Ltd. Class A	2,970	11,192
Hengan International Group Co. Ltd.	9,000	33,502
Hengdian Group DMEGC Magnetics Co. Ltd. Class A	1,500	2,863
Hengli Petrochemical Co. Ltd. Class A *	6,100	11,322
Hengtong Optic-electric Co. Ltd. Class A	2,100	3,536
Hengyi Petrochemical Co. Ltd. Class A *	3,200	3,032
Hesteel Co. Ltd. Class A	8,725	2,621
Hisense Visual Technology Co. Ltd. Class A	1,200	3,536
Hithink RoyalFlush Information Network Co. Ltd. Class A	400	8,855
HLA Group Corp. Ltd. Class A	3,100	3,244
Hongfa Technology Co. Ltd. Class A	520	2,026
Horizon Construction Development Ltd. *	1,000	588
Hoshine Silicon Industry Co. Ltd. Class A	700	5,035
Hoyuan Green Energy Co. Ltd. Class A	526	2,467
Hua Hong Semiconductor Ltd. * ~	8,000	19,333
Huadian Power International Corp. Ltd. Class A	7,400	5,365
Huadong Medicine Co. Ltd. Class A	1,500	8,774
Huafon Chemical Co. Ltd. Class A	4,400	4,162
Huagong Tech Co. Ltd. Class A	900	3,769
Huaibei Mining Holdings Co. Ltd. Class A	2,000	4,692
Hualan Biological Engineering, Inc. Class A	1,600	4,992
Huaneng Power International, Inc. Class A *	8,000	8,684
Huaneng Power International, Inc. Class H *	58,000	30,768
Huatai Securities Co. Ltd. Class A	6,200	12,201
Huatai Securities Co. Ltd. Class H ~	18,000	22,745
Huaxi Securities Co. Ltd. Class A	2,400	2,627
Huaxia Bank Co. Ltd. Class A	11,500	9,112
Huayu Automotive Systems Co. Ltd. Class A	2,700	6,197

	Shares	Value
Hubei Feilihua Quartz Glass Co. Ltd. Class A	400	$2,062
Hubei Jumpcan Pharmaceutical Co. Ltd. Class A	800	3,544
Hubei Xingfa Chemicals Group Co. Ltd. Class A	800	2,059
Huizhou Desay Sv Automotive Co. Ltd. Class A	500	9,130
Humanwell Healthcare Group Co. Ltd. Class A	1,400	4,906
Hunan Valin Steel Co. Ltd. Class A	6,000	4,357
Hundsun Technologies, Inc. Class A	1,676	6,793
Hygeia Healthcare Holdings Co. Ltd. ~	4,800	21,729
Hygon Information Technology Co. Ltd. Class A *	1,590	15,893
IEIT Systems Co. Ltd. Class A	1,300	6,086
Iflytek Co. Ltd. Class A	2,000	13,061
Imeik Technology Development Co. Ltd. Class A	200	8,292
Industrial & Commercial Bank of China Ltd. Class A	51,800	34,911
Industrial & Commercial Bank of China Ltd. Class H	906,000	441,533
Industrial Bank Co. Ltd. Class A	16,761	38,313
Industrial Securities Co. Ltd. Class A	7,560	6,258
Ingenic Semiconductor Co. Ltd. Class A	400	3,644
Inner Mongolia BaoTou Steel Union Co. Ltd. Class A *	38,900	8,005
Inner Mongolia Dian Tou Energy Corp. Ltd. Class A	2,000	4,024
Inner Mongolia Junzheng Energy & Chemical Industry Group Co. Ltd. Class A	7,400	3,901
Inner Mongolia Yili Industrial Group Co. Ltd. Class A	5,500	20,753
Inner Mongolia Yitai Coal Co. Ltd. Class B *	14,200	21,878
Inner Mongolia Yuan Xing Energy Co. Ltd. Class A	3,000	2,484
Innovent Biologics, Inc. * ~	17,000	93,100
iQIYI, Inc. ADR *	6,265	30,573
Isoftstone Information Technology Group Co. Ltd. Class A *	800	5,206
JA Solar Technology Co. Ltd. Class A	2,856	8,348
Jason Furniture Hangzhou Co. Ltd. Class A	710	3,506
JCET Group Co. Ltd. Class A	1,600	6,731
JD Health International, Inc. * ~	15,550	78,057
JD Logistics, Inc. * ~	27,500	34,485
JD.com, Inc. Class A	32,625	471,205
Jiangsu Eastern Shenghong Co. Ltd. Class A	5,700	7,713
Jiangsu Expressway Co. Ltd. Class H	16,000	14,397
Jiangsu Hengli Hydraulic Co. Ltd. Class A	1,200	9,254
Jiangsu Hengrui Pharmaceuticals Co. Ltd. Class A	5,200	33,183
Jiangsu King’s Luck Brewery JSC Ltd. Class A	1,100	7,565
Jiangsu Nhwa Pharmaceutical Co. Ltd. Class A	900	3,440
Jiangsu Pacific Quartz Co. Ltd. Class A	300	3,676
Jiangsu Phoenix Publishing & Media Corp. Ltd. Class A	2,200	2,732
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd. Class A	1,300	20,166
Jiangsu Yangnong Chemical Co. Ltd. Class A	320	2,848
Jiangsu Yoke Technology Co. Ltd. Class A	400	3,139
Jiangsu Yuyue Medical Equipment & Supply Co. Ltd. Class A	900	4,390
Jiangsu Zhongtian Technology Co. Ltd. Class A	3,000	5,281
Jiangxi Copper Co. Ltd. Class A	1,600	4,027
Jiangxi Copper Co. Ltd. Class H	16,000	22,632
Jiangxi Special Electric Motor Co. Ltd. Class A *	1,500	2,851
Jinduicheng Molybdenum Co. Ltd. Class A	2,900	3,864
Jinko Solar Co. Ltd. Class A	5,822	7,269
JiuGui Liquor Co. Ltd. Class A	300	3,098
Jizhong Energy Resources Co. Ltd. Class A	2,400	2,416
Joincare Pharmaceutical Group Industry Co. Ltd. Class A	1,400	2,454
Jointown Pharmaceutical Group Co. Ltd. Class A	3,115	3,079
Jonjee Hi-Tech Industrial & Commercial Holding Co. Ltd. *	700	2,773
JOYY, Inc. ADR	527	20,922
Juewei Food Co. Ltd. Class A	600	2,272
Juneyao Airlines Co. Ltd. Class A *	1,900	3,215
Kanzhun Ltd. ADR	3,076	51,092
KE Holdings, Inc. ADR	9,258	150,072
Keda Industrial Group Co. Ltd. Class A	1,800	2,678
Kingboard Holdings Ltd.	9,500	22,720
Kingdee International Software Group Co. Ltd. *	39,000	56,933
Kingnet Network Co. Ltd. Class A	1,900	2,992
Kingsoft Corp. Ltd.	13,400	41,425

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

PD EMERGING MARKETS INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Shares	Value
Kuaishou Technology * ~	32,600	$221,818
Kuang-Chi Technologies Co. Ltd. Class A *	1,900	3,962
Kunlun Energy Co. Ltd.	54,000	48,733
Kunlun Tech Co. Ltd. Class A *	1,000	5,272
Kweichow Moutai Co. Ltd. Class A	1,100	267,764
LB Group Co. Ltd. Class A	2,100	5,075
Lenovo Group Ltd.	102,000	142,743
Lens Technology Co. Ltd. Class A	4,400	8,184
Lepu Medical Technology Beijing Co. Ltd. Class A	1,700	3,874
Li Auto, Inc. Class A *	15,946	298,766
Li Ning Co. Ltd.	33,000	88,560
Liaoning Port Co. Ltd. Class A	15,100	3,087
Lingyi iTech Guangdong Co. Class A	6,100	5,806
Livzon Pharmaceutical Group, Inc. Class A	600	2,961
Longfor Group Holdings Ltd. ~	27,056	43,422
LONGi Green Energy Technology Co. Ltd. Class A	6,602	21,315
Lufax Holding Ltd. ADR *	2,998	9,204
Luxi Chemical Group Co. Ltd. Class A	1,700	2,404
Luxshare Precision Industry Co. Ltd. Class A	5,800	28,164
Luzhou Laojiao Co. Ltd. Class A	1,200	30,416
Mango Excellent Media Co. Ltd. Class A	1,600	5,687
Maxscend Microelectronics Co. Ltd. Class A	480	9,535
Meihua Holdings Group Co. Ltd. Class A	2,600	3,501
Meinian Onehealth Healthcare Holdings Co. Ltd. Class A *	3,400	2,882
Meituan Class B * ~	70,690	742,158
Metallurgical Corp. of China Ltd. Class A	15,500	6,686
Microport Scientific Corp. *	11,400	12,298
Ming Yang Smart Energy Group Ltd. Class A	1,900	3,358
MINISO Group Holding Ltd.	5,328	27,222
Minth Group Ltd.	10,000	20,226
Montage Technology Co. Ltd. Class A	881	7,287
Muyuan Foods Co. Ltd. Class A	4,360	25,331
Nanjing King-Friend Biochemical Pharmaceutical Co. Ltd. Class A	1,243	2,628
Nanjing Securities Co. Ltd. Class A	3,200	3,600
NARI Technology Co. Ltd. Class A	6,258	19,689
National Silicon Industry Group Co. Ltd. Class A *	2,444	5,968
NAURA Technology Group Co. Ltd. Class A	400	13,850
NavInfo Co. Ltd. Class A *	2,100	2,635
NetEase, Inc.	26,905	485,409
New China Life Insurance Co. Ltd. Class A	1,500	6,589
New China Life Insurance Co. Ltd. Class H	12,200	23,803
New Hope Liuhe Co. Ltd. Class A *	3,900	5,128
New Oriental Education & Technology Group, Inc. *	20,700	150,896
Ninestar Corp. Class A	1,200	3,829
Ningbo Deye Technology Co. Ltd. Class A	340	4,020
Ningbo Joyson Electronic Corp. Class A	1,200	3,038
Ningbo Orient Wires & Cables Co. Ltd. Class A	600	3,616
Ningbo Ronbay New Energy Technology Co. Ltd. Class A	214	1,200
Ningbo Shanshan Co. Ltd. Class A	1,800	3,456
Ningbo Tuopu Group Co. Ltd. Class A	1,000	10,344
Ningxia Baofeng Energy Group Co. Ltd. Class A	6,400	13,330
NIO, Inc. ADR *	19,172	173,890
Nongfu Spring Co. Ltd. Class H ~	28,200	163,180
North Industries Group Red Arrow Co. Ltd. Class A	1,300	2,574
Offcn Education Technology Co. Ltd. Class A *	5,400	3,104
Offshore Oil Engineering Co. Ltd. Class A	3,900	3,266
OFILM Group Co. Ltd. Class A *	2,500	3,071
Oppein Home Group, Inc. Class A	300	2,944
Orient Securities Co. Ltd. Class A	6,492	7,965
Oriental Pearl Group Co. Ltd. Class A	3,000	3,179
Ovctek China, Inc. Class A	820	2,611
Pangang Group Vanadium Titanium & Resources Co. Ltd. Class A *	8,100	3,746
PDD Holdings, Inc. ADR *	8,322	1,217,592
People’s Insurance Co. Group of China Ltd. Class A	19,100	13,046
People’s Insurance Co. Group of China Ltd. Class H	96,000	29,528
People.cn Co. Ltd. Class A	1,000	3,940

	Shares	Value
Perfect World Co. Ltd. Class A	1,697	$2,831
PetroChina Co. Ltd. Class A	16,500	16,420
PetroChina Co. Ltd. Class H	296,000	195,594
Pharmaron Beijing Co. Ltd. Class A	1,250	5,102
PICC Property & Casualty Co. Ltd. Class H	96,000	114,242
Ping An Bank Co. Ltd. Class A	14,900	19,730
Ping An Healthcare and Technology Co. Ltd. * ~	7,600	17,320
Ping An Insurance Group Co. of China Ltd. Class A	9,100	51,770
Ping An Insurance Group Co. of China Ltd. Class H	93,000	421,039
Piotech, Inc. Class A *	193	6,292
Poly Developments & Holdings Group Co. Ltd. Class A	10,300	14,389
Pop Mart International Group Ltd. ~	6,600	17,125
Postal Savings Bank of China Co. Ltd. Class A	22,700	13,927
Postal Savings Bank of China Co. Ltd. Class H ~	113,000	54,028
Power Construction Corp. of China Ltd. Class A	14,900	10,272
Pylon Technologies Co. Ltd. Class A	226	3,377
Qi An Xin Technology Group, Inc. Class A *	599	3,383
Qifu Technology, Inc. ADR	1,579	24,980
Qinghai Salt Lake Industry Co. Ltd. Class A *	4,700	10,571
Range Intelligent Computing Technology Group Co. Ltd. Class A	1,100	3,935
Raytron Technology Co. Ltd. Class A	254	1,583
Risen Energy Co. Ltd. Class A	1,000	2,490
Rockchip Electronics Co. Ltd. Class A	300	2,679
Rongsheng Petrochemical Co. Ltd. Class A	8,797	12,840
SAIC Motor Corp. Ltd. Class A	6,700	12,782
Sailun Group Co. Ltd. Class A	2,700	4,475
Sanan Optoelectronics Co. Ltd. Class A	4,400	8,589
Sangfor Technologies, Inc. Class A *	200	2,038
Sany Heavy Equipment International Holdings Co. Ltd.	16,000	15,486
Sany Heavy Industry Co. Ltd. Class A	6,400	12,427
Satellite Chemical Co. Ltd. Class A *	2,998	6,238
SDIC Capital Co. Ltd. Class A	5,600	5,321
SDIC Power Holdings Co. Ltd. Class A	6,500	12,079
Seazen Holdings Co. Ltd. Class A *	2,014	3,244
Seres Group Co. Ltd. Class A *	1,300	13,963
SF Holding Co. Ltd. Class A	4,200	23,952
SG Micro Corp. Class A	417	5,231
Shaanxi Coal Industry Co. Ltd. Class A	7,700	22,690
Shan Xi Hua Yang Group New Energy Co. Ltd. Class A	2,750	3,785
Shandong Buchang Pharmaceuticals Co. Ltd. Class A	1,000	2,398
Shandong Gold Mining Co. Ltd. Class A	3,200	10,308
Shandong Gold Mining Co. Ltd. Class H ~	9,750	18,499
Shandong Himile Mechanical Science & Technology Co. Ltd. Class A	700	2,938
Shandong Hualu Hengsheng Chemical Co. Ltd. Class A	1,910	7,430
Shandong Linglong Tyre Co. Ltd. Class A	1,300	3,523
Shandong Nanshan Aluminum Co. Ltd. Class A	10,200	4,227
Shandong Sun Paper Industry JSC Ltd. Class A	2,400	4,118
Shandong Weigao Group Medical Polymer Co. Ltd. Class H	34,400	33,526
Shanghai Aiko Solar Energy Co. Ltd. Class A	1,580	3,929
Shanghai Bairun Investment Holding Group Co. Ltd. Class A	916	3,177
Shanghai Baosight Software Co. Ltd. Class A	2,956	20,336
Shanghai Baosight Software Co. Ltd. Class B	2,768	5,869
Shanghai BOCHU Electronic Technology Corp. Ltd. Class A	96	3,426
Shanghai Construction Group Co. Ltd. Class A	7,900	2,606
Shanghai Electric Group Co. Ltd. Class A *	11,200	6,585
Shanghai Electric Power Co. Ltd. Class A	2,500	2,982
Shanghai Fosun Pharmaceutical Group Co. Ltd. Class A	2,500	8,823
Shanghai Fosun Pharmaceutical Group Co. Ltd. Class H	6,000	13,068
Shanghai Fudan Microelectronics Group Co. Ltd. Class A	291	1,585

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

PD EMERGING MARKETS INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Shares	Value
Shanghai International Airport Co. Ltd. Class A *	1,100	$5,084
Shanghai International Port Group Co. Ltd. Class A	5,800	4,007
Shanghai Jinjiang International Hotels Co. Ltd. Class A	800	3,374
Shanghai Junshi Biosciences Co. Ltd. Class A *	666	3,927
Shanghai Lingang Holdings Corp. Ltd. Class A	2,100	2,976
Shanghai M&G Stationery, Inc. Class A	800	4,235
Shanghai Moons’ Electric Co. Ltd. Class A	400	3,716
Shanghai Pharmaceuticals Holding Co. Ltd. Class A	2,000	4,718
Shanghai Pharmaceuticals Holding Co. Ltd. Class H	11,500	16,825
Shanghai Pudong Development Bank Co. Ltd. Class A	22,936	21,415
Shanghai Putailai New Energy Technology Co. Ltd. Class A	1,739	5,129
Shanghai RAAS Blood Products Co. Ltd. Class A	5,900	6,655
Shanghai Rural Commercial Bank Co. Ltd. Class A	8,600	6,961
Shanghai United Imaging Healthcare Co. Ltd. Class A *	671	12,962
Shanghai Yuyuan Tourist Mart Group Co. Ltd. Class A	3,200	2,803
Shanghai Zhangjiang High-Tech Park Development Co. Ltd. Class A	1,200	3,260
Shanxi Coal International Energy Group Co. Ltd. Class A	1,800	4,444
Shanxi Coking Coal Energy Group Co. Ltd. Class A	5,000	6,965
Shanxi Lu’an Environmental Energy Development Co. Ltd. Class A	2,600	8,032
Shanxi Meijin Energy Co. Ltd. Class A *	3,800	3,567
Shanxi Securities Co. Ltd. Class A	3,200	2,432
Shanxi Taigang Stainless Steel Co. Ltd. Class A	5,000	2,630
Shanxi Xinghuacun Fen Wine Factory Co. Ltd. Class A	1,040	33,852
Shede Spirits Co. Ltd. Class A	300	4,093
Shenergy Co. Ltd. Class A	4,300	3,891
Shenghe Resources Holding Co. Ltd. Class A	1,600	2,295
Shengyi Technology Co. Ltd. Class A	2,000	5,165
Shennan Circuits Co. Ltd. Class A	300	3,003
Shenwan Hongyuan Group Co. Ltd. Class A	19,500	12,212
Shenzhen Capchem Technology Co. Ltd. Class A	620	4,134
Shenzhen Dynanonic Co. Ltd. Class A	220	1,893
Shenzhen Energy Group Co. Ltd. Class A	3,900	3,546
Shenzhen Goodix Technology Co. Ltd. Class A *	400	3,894
Shenzhen Inovance Technology Co. Ltd. Class A	1,150	10,243
Shenzhen Kaifa Technology Co. Ltd. Class A	1,400	3,196
Shenzhen Kangtai Biological Products Co. Ltd. Class A	960	3,675
Shenzhen Kedali Industry Co. Ltd. Class A	200	2,380
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. Class A	1,000	41,005
Shenzhen New Industries Biomedical Engineering Co. Ltd. Class A	700	7,718
Shenzhen Overseas Chinese Town Co. Ltd. Class A *	7,000	3,073
Shenzhen Salubris Pharmaceuticals Co. Ltd. Class A	1,000	4,603
Shenzhen SC New Energy Technology Corp. Class A	300	3,130
Shenzhen SED Industry Co. Ltd. Class A	1,000	2,986
Shenzhen Senior Technology Material Co. Ltd. Class A	1,198	2,606
Shenzhen Sunlord Electronics Co. Ltd. Class A	600	2,284
Shenzhen Transsion Holdings Co. Ltd. Class A	659	12,855
Shenzhen YUTO Packaging Technology Co. Ltd. Class A	800	3,101
Shenzhou International Group Holdings Ltd.	11,600	119,003
Shijiazhuang Yiling Pharmaceutical Co. Ltd. Class A	1,520	4,944
Shuangliang Eco-Energy Systems Co. Ltd. Class A	1,700	2,028
Sichuan Changhong Electric Co. Ltd. Class A	3,600	2,681
Sichuan Chuantou Energy Co. Ltd. Class A	3,900	8,314
Sichuan Hebang Biotechnology Co. Ltd. Class A	7,800	2,596
Sichuan Kelun Pharmaceutical Co. Ltd. Class A	1,300	5,325
Sichuan Road & Bridge Co. Ltd. Class A	6,280	6,634
Sichuan Swellfun Co. Ltd. Class A	482	3,999
Sieyuan Electric Co. Ltd. Class A	700	5,136
Silergy Corp.	5,000	81,155
Sinolink Securities Co. Ltd. Class A	3,300	4,225

	Shares	Value
Sinoma International Engineering Co. Class A	2,300	$3,033
Sinoma Science & Technology Co. Ltd. Class A	1,500	3,366
Sinomine Resource Group Co. Ltd. Class A	668	3,513
Sinopec Shanghai Petrochemical Co. Ltd. Class A *	5,400	2,177
Sinopharm Group Co. Ltd. Class H	18,800	49,271
Sinotruk Hong Kong Ltd.	9,500	18,649
Skshu Paint Co. Ltd. Class A *	428	2,873
Smoore International Holdings Ltd. ~	26,000	21,670
Songcheng Performance Development Co. Ltd. Class A	2,300	3,201
SooChow Securities Co. Ltd. Class A	4,410	4,546
Southwest Securities Co. Ltd. Class A	5,800	3,345
Spring Airlines Co. Ltd. Class A *	600	4,247
StarPower Semiconductor Ltd. Class A	100	2,551
Sungrow Power Supply Co. Ltd. Class A	1,300	16,051
Sunny Optical Technology Group Co. Ltd.	10,000	90,909
Sunresin New Materials Co. Ltd. Class A	500	3,740
Sunwoda Electronic Co. Ltd. Class A	1,700	3,539
SUPCON Technology Co. Ltd. Class A	648	4,142
Suzhou Dongshan Precision Manufacturing Co. Ltd. Class A	1,400	3,585
Suzhou Maxwell Technologies Co. Ltd. Class A	216	3,944
Suzhou TFC Optical Communication Co. Ltd. Class A	300	3,859
TAL Education Group ADR *	6,212	78,458
Tangshan Jidong Cement Co. Ltd. Class A	2,300	2,072
TBEA Co. Ltd. Class A	4,500	8,755
TCL Technology Group Corp. Class A *	16,400	9,941
TCL Zhonghuan Renewable Energy Technology Co. Ltd. Class A	3,550	7,824
Tencent Holdings Ltd.	92,800	3,503,650
Tencent Music Entertainment Group ADR *	10,516	94,749
Thunder Software Technology Co. Ltd. Class A	400	4,511
Tianfeng Securities Co. Ltd. Class A *	5,700	2,482
Tianjin 712 Communication & Broadcasting Co. Ltd. Class A	700	3,110
Tianma Microelectronics Co. Ltd. Class A *	2,200	3,301
Tianqi Lithium Corp. Class A	1,300	10,224
Tianshan Aluminum Group Co. Ltd. Class A	4,100	3,474
Tianshui Huatian Technology Co. Ltd. Class A	2,700	3,243
Tingyi Cayman Islands Holding Corp.	28,000	34,149
Titan Wind Energy Suzhou Co. Ltd. Class A *	1,600	2,616
Tongcheng Travel Holdings Ltd. * ~	17,200	31,855
TongFu Microelectronics Co. Ltd. Class A	1,200	3,906
Tongkun Group Co. Ltd. Class A *	2,100	4,481
Tongling Nonferrous Metals Group Co. Ltd. Class A	9,300	4,300
Tongwei Co. Ltd. Class A	3,900	13,758
Topchoice Medical Corp. Class A *	300	3,233
Topsports International Holdings Ltd. ~	26,000	20,275
TravelSky Technology Ltd. Class H	13,000	22,479
Trina Solar Co. Ltd. Class A	1,896	7,629
Trip.com Group Ltd. *	7,649	274,585
Tsinghua Tongfang Co. Ltd. Class A *	2,400	2,484
Tsingtao Brewery Co. Ltd. Class A	700	7,378
Tsingtao Brewery Co. Ltd. Class H	8,000	53,754
Uni-President China Holdings Ltd.	19,000	13,519
Unigroup Guoxin Microelectronics Co. Ltd. Class A *	739	7,025
Unisplendour Corp. Ltd. Class A *	2,500	6,817
Universal Scientific Industrial Shanghai Co. Ltd. Class A	1,600	3,408
Verisilicon Microelectronics Shanghai Co. Ltd. Class A *	339	2,386
Vipshop Holdings Ltd. ADR *	4,892	86,882
Walvax Biotechnology Co. Ltd. Class A	1,400	4,639
Wanda Film Holding Co. Ltd. Class A *	1,900	3,486
Wanhua Chemical Group Co. Ltd. Class A	2,500	27,098
Want Want China Holdings Ltd.	65,000	39,291
Weibo Corp. ADR	1,155	12,647
Weichai Power Co. Ltd. Class A	5,800	11,155
Weichai Power Co. Ltd. Class H	27,000	45,107
Weihai Guangwei Composites Co. Ltd. Class A	760	2,859

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

PD EMERGING MARKETS INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Shares	Value
Wens Foodstuffs Group Co. Ltd. Class A	5,700	$16,122
Western Mining Co. Ltd. Class A	2,000	4,021
Western Securities Co. Ltd. Class A	3,900	3,504
Western Superconducting Technologies Co. Ltd. Class A	426	3,197
Will Semiconductor Co. Ltd. Class A	980	14,744
Wingtech Technology Co. Ltd. Class A *	1,100	6,561
Wintime Energy Group Co. Ltd. Class A *	19,300	3,728
Wuchan Zhongda Group Co. Ltd. Class A	4,400	2,748
Wuhan Guide Infrared Co. Ltd. Class A	3,454	3,554
Wuliangye Yibin Co. Ltd. Class A	3,300	65,325
WUS Printed Circuit Kunshan Co. Ltd. Class A	1,700	5,297
WuXi AppTec Co. Ltd. Class A	2,300	23,603
WuXi AppTec Co. Ltd. Class H ~	4,940	50,329
Wuxi Biologics Cayman, Inc. * ~	53,000	200,459
XCMG Construction Machinery Co. Ltd. Class A	10,300	7,930
Xiamen C & D, Inc. Class A	2,600	3,534
Xiamen Faratronic Co. Ltd. Class A	200	2,611
Xiamen Tungsten Co. Ltd. Class A	1,200	2,907
Xiaomi Corp. Class B * ~	213,200	426,921
Xinjiang Daqo New Energy Co. Ltd. Class A	1,564	6,521
Xinyi Solar Holdings Ltd.	68,081	39,803
XPeng, Inc. Class A *	15,008	109,325
Xtep International Holdings Ltd.	20,000	11,306
Yadea Group Holdings Ltd. ~	18,000	31,705
Yangzhou Yangjie Electronic Technology Co. Ltd. Class A	500	2,587
Yankuang Energy Group Co. Ltd. Class A	2,600	7,262
Yankuang Energy Group Co. Ltd. Class H	32,000	60,866
Yantai Jereh Oilfield Services Group Co. Ltd. Class A	900	3,563
Yealink Network Technology Corp. Ltd. Class A	1,080	4,499
Yifeng Pharmacy Chain Co. Ltd. Class A	872	4,924
Yihai Kerry Arawana Holdings Co. Ltd. Class A	1,200	5,651
Yintai Gold Co. Ltd. Class A	2,400	5,063
Yonghui Superstores Co. Ltd. Class A *	7,700	3,061
YongXing Special Materials Technology Co. Ltd. Class A	450	3,309
Yonyou Network Technology Co. Ltd. Class A	3,000	7,522
Youngor Fashion Co. Ltd. Class A	3,800	3,509
YTO Express Group Co. Ltd. Class A	3,000	5,199
Yuan Longping High-tech Agriculture Co. Ltd. Class A *	1,200	2,386
Yuexiu Property Co. Ltd.	22,480	18,331
Yum China Holdings, Inc.	5,764	244,567
Yunda Holding Co. Ltd. Class A	2,200	2,313
Yunnan Aluminium Co. Ltd. Class A	3,000	5,169
Yunnan Baiyao Group Co. Ltd. Class A	1,560	10,813
Yunnan Botanee Bio-Technology Group Co. Ltd. Class A	400	3,845
Yunnan Chihong Zinc&Germanium Co. Ltd. Class A	4,500	3,203
Yunnan Energy New Material Co. Ltd. Class A	900	7,207
Yunnan Tin Co. Ltd. Class A	1,400	2,826
Yunnan Yuntianhua Co. Ltd. Class A	1,500	3,299
Yutong Bus Co. Ltd. Class A	2,000	3,738
Zai Lab Ltd. *	13,080	35,406
Zangge Mining Co. Ltd. Class A	1,400	5,002
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd. Class A	500	17,054
Zhaojin Mining Industry Co. Ltd. Class H	18,000	22,362
Zhefu Holding Group Co. Ltd. Class A	4,100	1,966
Zhejiang Century Huatong Group Co. Ltd. Class A *	6,520	4,744
Zhejiang China Commodities City Group Co. Ltd. Class A	4,800	4,954
Zhejiang Chint Electrics Co. Ltd. Class A	1,900	5,763
Zhejiang Dahua Technology Co. Ltd. Class A	2,900	7,544
Zhejiang Dingli Machinery Co. Ltd. Class A	400	2,886
Zhejiang Expressway Co. Ltd. Class H	30,840	20,588
Zhejiang Huahai Pharmaceutical Co. Ltd. Class A	1,200	2,482
Zhejiang Huayou Cobalt Co. Ltd. Class A	1,375	6,383

	Shares	Value
Zhejiang Jingsheng Mechanical & Electrical Co. Ltd. Class A	1,200	$7,459
Zhejiang Jiuzhou Pharmaceutical Co. Ltd. Class A	800	2,729
Zhejiang Juhua Co. Ltd. Class A	2,400	5,581
Zhejiang Leapmotor Technology Co. Ltd. 144A * ~	7,000	32,037
Zhejiang Longsheng Group Co. Ltd. Class A	2,800	3,315
Zhejiang NHU Co. Ltd. Class A	2,704	6,466
Zhejiang Sanhua Intelligent Controls Co. Ltd. Class A	1,600	6,632
Zhejiang Supor Co. Ltd. Class A	500	3,736
Zhejiang Weiming Environment Protection Co. Ltd. Class A	1,520	3,428
Zhejiang Weixing New Building Materials Co. Ltd. Class A	1,500	3,062
Zhejiang Zheneng Electric Power Co. Ltd. Class A *	9,700	6,305
Zheshang Securities Co. Ltd. Class A	3,400	5,000
ZhongAn Online P&C Insurance Co. Ltd. Class H * ~	9,900	22,686
Zhongji Innolight Co. Ltd. Class A	700	11,112
Zhongjin Gold Corp. Ltd. Class A	4,200	5,892
Zhongsheng Group Holdings Ltd.	11,500	27,545
Zhongtai Securities Co. Ltd. Class A	6,000	5,804
Zhuzhou CRRC Times Electric Co. Ltd.	7,300	20,852
Zhuzhou CRRC Times Electric Co. Ltd. Class A	532	2,726
Zhuzhou Kibing Group Co. Ltd. Class A	2,100	2,026
Zijin Mining Group Co. Ltd. Class A	18,800	32,999
Zijin Mining Group Co. Ltd. Class H	74,000	120,632
Zoomlion Heavy Industry Science & Technology Co. Ltd. Class A	6,300	5,801
ZTE Corp. Class A	3,200	11,943
ZTE Corp. Class H	11,000	24,584
ZTO Express Cayman, Inc. ADR	5,978	127,212

		26,120,842

Colombia - 0.1%

Bancolombia SA	3,443	29,496
Interconexion Electrica SA ESP	6,236	24,867

		54,363

Czech Republic - 0.2%

CEZ AS	2,245	96,220
Komercni banka AS	1,034	33,483
Moneta Money Bank AS ~	4,379	18,322

		148,025

Egypt - 0.1%

Commercial International Bank - Egypt (CIB)	35,350	83,390
Eastern Co. SAE	14,750	13,388
EFG Holding SAE *	12,716	6,855

		103,633

Greece - 0.5%

Alpha Services & Holdings SA *	31,233	53,054
Eurobank Ergasias Services & Holdings SA Class A *	36,299	64,494
Hellenic Telecommunications Organization SA	2,635	37,534
Jumbo SA	1,615	44,786
Motor Oil Hellas Corinth Refineries SA	931	24,420
Mytilineos SA	1,377	55,789
National Bank of Greece SA *	10,941	76,015
OPAP SA	2,578	43,743
Piraeus Financial Holdings SA *	9,722	34,355
Public Power Corp. SA *	2,953	36,386

		470,576

Hong Kong - 0.1%

China Common Rich Renewable Energy Investments Ltd. * Ω ±	122,000	–
Kingboard Laminates Holdings Ltd.	13,000	11,189
Nine Dragons Paper Holdings Ltd. *	23,000	11,332
Orient Overseas International Ltd.	2,000	27,932
Sino Biopharmaceutical Ltd.	144,000	64,057

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

PD EMERGING MARKETS INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Shares	Value
Vinda International Holdings Ltd.	4,000	$11,663

		126,173

Hungary - 0.3%

MOL Hungarian Oil & Gas PLC	6,301	51,329
OTP Bank Nyrt	3,334	151,871
Richter Gedeon Nyrt	1,930	48,679

		251,879

India - 16.6%

ABB India Ltd.	725	40,716
Adani Enterprises Ltd.	2,404	82,206
Adani Green Energy Ltd. *	4,424	84,907
Adani Ports & Special Economic Zone Ltd.	7,398	90,948
Adani Power Ltd. *	10,823	68,302
Ambuja Cements Ltd.	8,274	51,743
APL Apollo Tubes Ltd.	2,299	42,431
Apollo Hospitals Enterprise Ltd.	1,404	96,180
Ashok Leyland Ltd.	20,741	45,219
Asian Paints Ltd.	5,314	217,165
Astral Ltd.	1,702	38,994
AU Small Finance Bank Ltd. ~	2,337	22,094
Aurobindo Pharma Ltd.	3,717	48,400
Avenue Supermarts Ltd. * ~	2,272	111,430
Axis Bank Ltd.	31,713	419,702
Bajaj Auto Ltd.	958	78,230
Bajaj Finance Ltd.	3,796	334,015
Bajaj Finserv Ltd.	5,361	108,528
Bajaj Holdings & Investment Ltd.	375	34,570
Balkrishna Industries Ltd.	1,087	33,537
Bandhan Bank Ltd. ~	10,286	29,808
Bank of Baroda	13,906	38,584
Berger Paints India Ltd.	3,847	27,953
Bharat Electronics Ltd.	50,403	111,505
Bharat Forge Ltd.	3,491	51,920
Bharat Petroleum Corp. Ltd.	10,680	57,839
Bharti Airtel Ltd.	31,207	386,875
Britannia Industries Ltd.	1,502	96,330
CG Power & Industrial Solutions Ltd.	8,465	46,207
Cholamandalam Investment and Finance Co. Ltd.	5,784	87,485
Cipla Ltd.	7,339	109,872
Coal India Ltd.	21,229	95,862
Colgate-Palmolive India Ltd.	1,894	57,553
Container Corp. Of India Ltd.	3,853	39,769
Cummins India Ltd.	1,946	45,902
Dabur India Ltd.	8,595	57,530
Divi’s Laboratories Ltd.	1,673	78,439
DLF Ltd.	8,568	74,720
Dr Reddy’s Laboratories Ltd.	1,516	105,662
Eicher Motors Ltd.	1,922	95,658
GAIL India Ltd.	32,315	62,914
Godrej Consumer Products Ltd.	5,705	77,524
Godrej Properties Ltd. *	1,700	41,092
Grasim Industries Ltd.	3,665	93,964
Havells India Ltd.	3,453	56,735
HCL Technologies Ltd.	13,151	231,441
HDFC Asset Management Co. Ltd. ~	1,207	46,468
HDFC Bank Ltd.	39,010	798,770
HDFC Life Insurance Co. Ltd. ~	13,326	103,545
Hero MotoCorp Ltd.	1,550	77,047
Hindalco Industries Ltd.	16,965	125,134
Hindustan Aeronautics Ltd. ~	2,771	93,341
Hindustan Petroleum Corp. Ltd. *	7,996	38,331
Hindustan Unilever Ltd.	11,440	366,049
ICICI Bank Ltd.	72,158	862,274
ICICI Lombard General Insurance Co. Ltd. ~	3,376	57,582
ICICI Prudential Life Insurance Co. Ltd. ~	5,088	32,672
IDFC First Bank Ltd. *	48,864	52,145
Indian Hotels Co. Ltd.	11,697	61,585
Indian Oil Corp. Ltd.	39,754	62,002

	Shares	Value
Indian Railway Catering & Tourism Corp. Ltd.	3,361	$35,824
Indraprastha Gas Ltd.	4,431	22,256
IndusInd Bank Ltd.	3,966	76,128
Info Edge India Ltd.	1,000	61,722
Infosys Ltd.	46,187	854,944
InterGlobe Aviation Ltd. * ~	1,886	67,191
ITC Ltd.	41,795	231,994
Jindal Steel & Power Ltd.	5,042	45,271
Jio Financial Services Ltd. *	44,109	123,318
JSW Steel Ltd.	8,464	89,448
Jubilant Foodworks Ltd.	5,627	38,188
Kotak Mahindra Bank Ltd.	15,208	348,454
Larsen & Toubro Ltd.	9,386	397,477
LTIMindtree Ltd. ~	1,242	93,851
Lupin Ltd.	2,875	45,683
Macrotech Developers Ltd. ~	3,336	40,983
Mahindra & Mahindra Ltd.	12,953	269,015
Marico Ltd.	7,169	47,238
Maruti Suzuki India Ltd.	1,889	233,727
Max Healthcare Institute Ltd.	10,884	89,759
Mphasis Ltd.	1,065	35,018
MRF Ltd.	27	42,030
Muthoot Finance Ltd.	1,663	29,486
Nestle India Ltd.	470	150,057
NTPC Ltd.	60,457	225,870
Oil & Natural Gas Corp. Ltd.	43,417	106,893
One 97 Communications Ltd. *	3,062	23,355
Page Industries Ltd.	86	39,783
Persistent Systems Ltd.	686	60,848
Petronet LNG Ltd.	10,659	28,502
PI Industries Ltd.	1,158	48,909
Pidilite Industries Ltd.	2,120	69,133
Polycab India Ltd.	619	40,777
Power Finance Corp. Ltd.	20,586	94,587
Power Grid Corp. of India Ltd.	64,706	184,305
REC Ltd.	18,268	90,564
Reliance Industries Ltd.	42,388	1,315,636
Samvardhana Motherson International Ltd.	33,573	41,106
SBI Cards & Payment Services Ltd.	3,898	35,568
SBI Life Insurance Co. Ltd. ~	6,320	108,766
Shree Cement Ltd.	125	43,025
Shriram Finance Ltd.	3,943	97,265
Siemens Ltd.	1,248	60,325
Sona Blw Precision Forgings Ltd. ~	5,781	44,742
SRF Ltd.	2,057	61,245
State Bank of India	24,761	190,874
Sun Pharmaceutical Industries Ltd.	13,291	201,064
Supreme Industries Ltd.	893	48,731
Suzlon Energy Ltd. *	122,418	56,149
Tata Communications Ltd.	1,581	33,619
Tata Consultancy Services Ltd.	12,539	571,075
Tata Consumer Products Ltd.	7,766	101,375
Tata Elxsi Ltd.	485	50,990
Tata Motors Ltd.	23,399	219,216
Tata Motors Ltd. Class A	5,929	36,965
Tata Power Co. Ltd.	19,740	78,713
Tata Steel Ltd.	101,474	170,084
Tech Mahindra Ltd.	7,522	114,906
Titan Co. Ltd.	4,944	218,213
Torrent Pharmaceuticals Ltd.	1,420	39,321
Trent Ltd.	2,541	93,235
Tube Investments of India Ltd.	1,496	63,643
TVS Motor Co. Ltd.	3,261	79,350
UltraTech Cement Ltd.	1,610	203,103
United Spirits Ltd.	4,069	54,615
UPL Ltd.	6,309	44,496
Varun Beverages Ltd.	6,388	94,896
Vedanta Ltd.	12,722	39,497
Wipro Ltd.	18,284	103,716
Yes Bank Ltd. *	181,747	46,820

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

PD EMERGING MARKETS INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Shares	Value
Zomato Ltd. *	71,631	$106,320

		16,436,657

Indonesia - 1.9%

Adaro Energy Indonesia Tbk. PT	203,400	31,415
Amman Mineral Internasional PT *	90,600	38,553
Aneka Tambang Tbk. PT	113,400	12,558
Astra International Tbk. PT	282,600	103,635
Bank Central Asia Tbk. PT	772,300	471,643
Bank Mandiri Persero Tbk. PT	517,700	203,372
Bank Negara Indonesia Persero Tbk. PT	208,000	72,580
Bank Rakyat Indonesia Persero Tbk. PT	948,497	352,526
Barito Pacific Tbk. PT	397,991	34,358
Charoen Pokphand Indonesia Tbk. PT	103,000	33,615
GoTo Gojek Tokopedia Tbk. PT *	11,633,000	64,852
Indah Kiat Pulp & Paper Tbk. PT	33,600	18,161
Indofood CBP Sukses Makmur Tbk. PT	32,000	21,953
Indofood Sukses Makmur Tbk. PT	59,800	25,053
Kalbe Farma Tbk. PT	294,200	30,774
Merdeka Copper Gold Tbk. PT *	131,862	23,115
Sarana Menara Nusantara Tbk. PT	284,200	18,252
Semen Indonesia Persero Tbk. PT	45,833	19,048
Sumber Alfaria Trijaya Tbk. PT	259,900	49,458
Telkom Indonesia Persero Tbk. PT	693,200	177,838
Unilever Indonesia Tbk. PT	108,600	24,898
United Tractors Tbk. PT	21,100	31,004

		1,858,661

Kuwait - 0.8%

Agility Public Warehousing Co. KSC *	21,681	35,889
Boubyan Bank KSCP	19,637	38,338
Gulf Bank KSCP	26,854	24,550
Kuwait Finance House KSCP	113,020	266,915
Mabanee Co. KPSC	9,463	25,951
Mobile Telecommunications Co.	27,075	44,676
National Bank of Kuwait SAKP	104,804	304,898

		741,217

Luxembourg - 0.0%

Reinet Investments SCA	1,894	48,271

Malaysia - 1.3%

AMMB Holdings Bhd.	26,100	22,765
Axiata Group Bhd.	38,700	20,035
CELCOMDIGI Bhd.	49,000	43,462
CIMB Group Holdings Bhd.	88,420	112,575
Dialog Group Bhd.	44,300	19,956
Gamuda Bhd.	26,295	26,266
Genting Bhd.	28,500	28,645
Genting Malaysia Bhd.	42,400	24,811
Hong Leong Bank Bhd.	8,900	36,600
IHH Healthcare Bhd.	29,900	39,246
Inari Amertron Bhd.	37,000	24,208
IOI Corp. Bhd.	35,100	30,018
Kuala Lumpur Kepong Bhd.	6,800	32,272
Malayan Banking Bhd.	75,888	146,787
Malaysia Airports Holdings Bhd.	12,892	20,652
Maxis Bhd.	32,400	27,147
MISC Bhd.	19,000	30,133
MR DIY Group M Bhd. ~	46,250	14,595
Nestle Malaysia Bhd.	1,000	25,593
Petronas Chemicals Group Bhd.	39,400	61,377
Petronas Dagangan Bhd.	4,200	19,963
Petronas Gas Bhd.	10,800	40,897
PPB Group Bhd.	9,000	28,361
Press Metal Aluminium Holdings Bhd.	52,000	54,407
Public Bank Bhd.	202,100	188,616
QL Resources Bhd.	14,800	18,391
RHB Bank Bhd.	20,968	24,864

	Shares	Value
Sime Darby Bhd.	38,900	$19,891
Sime Darby Plantation Bhd.	29,002	28,115
Telekom Malaysia Bhd.	15,781	19,051
Tenaga Nasional Bhd.	36,300	79,307

		1,309,006

Mexico - 2.8%

Alfa SAB de CV Class A	44,300	35,584
America Movil SAB de CV	261,800	242,667
Arca Continental SAB de CV	7,300	79,706
Banco del Bajio SA ~	10,900	36,460
Cemex SAB de CV *	209,900	163,411
Coca-Cola Femsa SAB de CV	7,410	70,243
Fibra Uno Administracion SA de CV REIT	40,500	72,910
Fomento Economico Mexicano SAB de CV	27,100	352,694
Gruma SAB de CV Class B	2,585	47,365
Grupo Aeroportuario del Centro Norte SAB de CV	3,900	41,285
Grupo Aeroportuario del Pacifico SAB de CV Class B	5,500	96,011
Grupo Aeroportuario del Sureste SAB de CV Class B	2,720	79,683
Grupo Bimbo SAB de CV	18,200	92,120
Grupo Carso SAB de CV Series A1	7,900	88,202
Grupo Financiero Banorte SAB de CV Class O	36,000	362,014
Grupo Financiero Inbursa SAB de CV Class O *	25,800	70,969
Grupo Mexico SAB de CV	43,100	239,041
Industrias Penoles SAB de CV *	2,800	40,932
Kimberly-Clark de Mexico SAB de CV Class A	20,800	46,754
Operadora De Sites Mexicanos SAB de CV REIT	17,800	25,095
Orbia Advance Corp. SAB de CV	14,200	31,459
Prologis Property Mexico SA de CV REIT	9,600	45,651
Promotora y Operadora de Infraestructura SAB de CV	2,625	28,400
Southern Copper Corp.	1,171	100,788
Wal-Mart de Mexico SAB de CV	72,800	306,831

		2,796,275

Peru - 0.2%

Cia de Minas Buenaventura SAA ADR	2,919	44,486
Credicorp Ltd.	940	140,934

		185,420

Philippines - 0.6%

Aboitiz Equity Ventures, Inc.	23,510	18,930
Ayala Corp.	3,440	42,297
Ayala Land, Inc.	91,900	57,126
Bank of the Philippine Islands	27,831	52,141
BDO Unibank, Inc.	33,262	78,362
International Container Terminal Services, Inc.	14,100	62,848
JG Summit Holdings, Inc.	37,250	25,663
Jollibee Foods Corp.	6,340	28,772
Manila Electric Co.	4,010	28,884
Metropolitan Bank & Trust Co.	25,000	23,157
PLDT, Inc.	1,030	23,786
SM Investments Corp.	3,420	53,832
SM Prime Holdings, Inc.	139,900	83,119
Universal Robina Corp.	12,080	25,762

		604,679

Poland - 1.0%

Allegro.eu SA * ~	7,310	61,873
Bank Polska Kasa Opieki SA	2,574	99,519
Budimex SA	178	28,323
CD Projekt SA	916	26,780
Cyfrowy Polsat SA *	3,532	11,069
Dino Polska SA * ~	684	80,086
KGHM Polska Miedz SA	1,956	61,015
LPP SA	15	61,719
mBank SA *	207	28,146
ORLEN SA	8,020	133,533
PGE Polska Grupa Energetyczna SA *	12,675	27,962
Powszechna Kasa Oszczednosci Bank Polski SA *	12,078	154,524

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

PD EMERGING MARKETS INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Shares	Value
Powszechny Zaklad Ubezpieczen SA	8,450	$101,499
Santander Bank Polska SA	499	62,140

		938,188

Qatar - 0.9%

Barwa Real Estate Co.	28,001	22,137
Commercial Bank PSQC	45,346	74,103
Dukhan Bank	25,636	28,126
Industries Qatar QSC	21,206	75,022
Masraf Al Rayan QSC	78,033	55,551
Mesaieed Petrochemical Holding Co.	60,742	29,529
Ooredoo QPSC	11,231	33,622
Qatar Electricity & Water Co. QSC	6,305	31,317
Qatar Fuel QSC	8,292	37,199
Qatar Gas Transport Co. Ltd.	34,971	33,220
Qatar International Islamic Bank QSC	13,482	39,028
Qatar Islamic Bank SAQ	23,101	132,604
Qatar National Bank QPSC	64,101	282,436

		873,894

Romania - 0.0%

NEPI Rockcastle NV *	6,938	47,934

Russia - 0.0%

Alrosa PJSC * Ω ±	104,260	–
Gazprom PJSC * Ω ±	58,020	–
Gazprom PJSC ADR (OTC) * Ω ±	8,195	–
Gazprom PJSC ADR (SEAQ) * Ω ±	194,171	–
Inter RAO UES PJSC * Ω ±	1,499,500	–
LUKOIL PJSC * Ω ±	2,583	–
LUKOIL PJSC ADR (SEAQ) * Ω ±	13,502	–
MMC Norilsk Nickel PJSC * Ω ±	298	–
MMC Norilsk Nickel PJSC ADR * Ω ±	21,092	–
Mobile TeleSystems PJSC ADR * Ω ±	17,555	–
Moscow Exchange MICEX-RTS PJSC * Ω ±	58,150	–
Novatek PJSC GDR (LI) * ~ Ω ±	3,551	–
Novolipetsk Steel PJSC * Ω ±	4,620	–
Novolipetsk Steel PJSC GDR * ~ Ω ±	312	–
Novolipetsk Steel PJSC GDR * Ω ±	5,165	–
Ozon Holdings PLC ADR * Ω ±	1,985	–
PhosAgro PJSC * Ω ±	34	–
PhosAgro PJSC GDR * ~ Ω ±	5,315	–
Polyus PJSC * Ω ±	241	–
Polyus PJSC ADR * Ω ±	2,028	–
Polyus PJSC GDR * ~ Ω ±	262	–
Rosneft Oil Co. PJSC * Ω ±	3,660	–
Rosneft Oil Co. PJSC GDR * ~ Ω ±	41,896	–
Sberbank of Russia PJSC * Ω ±	41,510	–
Sberbank of Russia PJSC ADR (OTC) * Ω ±	2,527	–
Sberbank of Russia PJSC ADR (SEAQ) * Ω ±	92,176	–
Severstal PAO * Ω ±	812	–
Severstal PAO GDR * ~ Ω ±	7,476	–
Surgutneftegas PJSC ADR (LI) * Ω ±	49,470	–
Tatneft PJSC * Ω ±	9,037	–
Tatneft PJSC ADR * Ω ±	7,942	–
TCS Group Holding PLC GDR * ~ Ω ±	4,555	–
United Co. RUSAL International PJSC * Ω ±	114,970	–
VK IPJSC GDR * ~ Ω ±	4,153	–
VTB Bank PJSC * Ω ±	21,000,000	1
VTB Bank PJSC GDR * ~ Ω ±	57,906	–
X5 Retail Group NV GDR * ~ Ω ±	4,746	–
Yandex NV Class A * Ω ±	11,538	–

		1

Saudi Arabia - 4.1%

ACWA Power Co.	1,333	91,358
Advanced Petrochemical Co.	1,744	18,335
Al Rajhi Bank	27,245	631,703
Alinma Bank	13,536	139,776
Almarai Co. JSC	3,513	52,648

	Shares	Value
Arab National Bank	9,428	$63,733
Arabian Internet & Communications Services Co.	338	31,186
Bank Al-Jazira *	5,524	27,530
Bank AlBilad	6,883	82,408
Banque Saudi Fransi	8,295	88,443
Bupa Arabia for Cooperative Insurance Co.	1,144	65,040
Co. for Cooperative Insurance	1,038	36,095
Dallah Healthcare Co.	470	21,507
Dar Al Arkan Real Estate Development Co. *	7,088	26,292
Dr Sulaiman Al Habib Medical Services Group Co.	1,223	92,563
Elm Co.	338	73,425
Etihad Etisalat Co.	5,268	69,397
Jarir Marketing Co.	8,188	34,143
Mobile Telecommunications Co. Saudi Arabia	5,986	22,539
Mouwasat Medical Services Co.	1,371	40,852
Nahdi Medical Co.	542	19,790
National Industrialization Co. *	4,586	15,037
Power & Water Utility Co. for Jubail & Yanbu	1,082	18,078
Rabigh Refining & Petrochemical Co. *	5,947	16,512
Riyad Bank	20,345	154,796
SABIC Agri-Nutrients Co.	3,264	120,222
Sahara International Petrochemical Co.	5,032	45,642
Saudi Arabian Mining Co. *	17,920	210,504
Saudi Arabian Oil Co. ~	37,132	326,916
Saudi Aramco Base Oil Co.	711	26,812
Saudi Awwal Bank	13,910	139,384
Saudi Basic Industries Corp.	12,485	277,147
Saudi Electricity Co.	11,516	58,211
Saudi Industrial Investment Group	5,165	30,543
Saudi Investment Bank	6,819	28,899
Saudi Kayan Petrochemical Co. *	10,357	29,978
Saudi National Bank	40,852	421,315
Saudi Research & Media Group *	507	23,097
Saudi Tadawul Group Holding Co.	682	33,380
Saudi Telecom Co.	27,813	300,219
Savola Group	3,673	36,583
Yanbu National Petrochemical Co.	3,818	38,655

		4,080,693

South Africa - 2.8%

Absa Group Ltd.	11,721	104,606
Anglo American Platinum Ltd.	935	49,075
Aspen Pharmacare Holdings Ltd.	5,338	59,546
Bid Corp. Ltd.	4,619	107,732
Bidvest Group Ltd.	3,952	54,506
Capitec Bank Holdings Ltd.	1,204	134,337
Clicks Group Ltd.	3,376	60,112
Discovery Ltd.	7,621	59,860
Exxaro Resources Ltd.	3,465	38,901
FirstRand Ltd.	70,248	281,834
Gold Fields Ltd.	12,405	188,239
Harmony Gold Mining Co. Ltd.	7,841	51,072
Impala Platinum Holdings Ltd.	12,638	62,760
Kumba Iron Ore Ltd.	906	30,368
MTN Group Ltd.	23,764	150,047
Naspers Ltd. Class N	2,593	443,844
Nedbank Group Ltd.	6,194	73,118
Northam Platinum Holdings Ltd.	5,024	38,569
Old Mutual Ltd.	65,826	46,997
OUTsurance Group Ltd.	12,057	27,653
Pepkor Holdings Ltd. ~	28,220	30,283
Remgro Ltd.	6,992	62,105
Sanlam Ltd.	24,346	96,892
Sasol Ltd.	8,026	80,883
Shoprite Holdings Ltd.	7,039	105,840
Sibanye Stillwater Ltd.	39,893	53,486
Standard Bank Group Ltd.	18,654	212,212
Vodacom Group Ltd.	8,521	49,377
Woolworths Holdings Ltd.	13,170	51,982

		2,806,236

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

PD EMERGING MARKETS INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Shares	Value
South Korea - 12.2%

Amorepacific Corp. *	409	$45,881
Celltrion Pharm, Inc. *	261	18,622
Celltrion, Inc.	2,190	341,945
CJ CheilJedang Corp.	114	28,612
CosmoAM&T Co. Ltd. *	341	38,668
Coway Co. Ltd. *	768	33,968
DB Insurance Co. Ltd. *	650	42,096
Doosan Bobcat, Inc.	782	30,462
Doosan Enerbility Co. Ltd. *	6,232	76,567
Ecopro BM Co. Ltd. *	675	149,702
Ecopro Co. Ltd. *	276	137,524
F&F Co. Ltd. *	211	14,565
GS Holdings Corp. *	656	20,769
Hana Financial Group, Inc.	4,058	136,124
Hankook Tire & Technology Co. Ltd. *	1,045	36,728
Hanmi Pharm Co. Ltd. *	98	26,736
Hanmi Semiconductor Co. Ltd.	616	29,269
Hanon Systems	2,649	14,922
Hanwha Aerospace Co. Ltd. *	499	48,139
Hanwha Ocean Co. Ltd. *	791	15,350
Hanwha Solutions Corp. *	1,538	46,746
HD Hyundai Co. Ltd.	616	30,193
HD Hyundai Heavy Industries Co. Ltd. *	314	31,323
HD Korea Shipbuilding & Offshore Engineering Co. Ltd. *	575	53,780
HLB, Inc. *	1,620	63,469
HMM Co. Ltd. *	3,409	51,719
Hotel Shilla Co. Ltd. *	442	22,366
HYBE Co. Ltd. *	288	52,004
Hyundai Engineering & Construction Co. Ltd. *	1,089	29,396
Hyundai Glovis Co. Ltd. *	263	38,970
Hyundai Mipo Dockyard Co. Ltd. *	338	22,179
Hyundai Mobis Co. Ltd.	850	155,731
Hyundai Motor Co.	1,908	300,138
Hyundai Steel Co. *	1,227	34,579
Industrial Bank of Korea *	3,954	36,343
JYP Entertainment Corp. *	400	31,326
Kakao Corp. *	4,315	181,013
KakaoBank Corp. *	2,347	51,680
Kakaopay Corp. *	377	14,333
Kangwon Land, Inc. *	1,332	16,506
KB Financial Group, Inc.	5,330	222,377
Kia Corp. *	3,634	281,029
Korea Aerospace Industries Ltd. *	1,039	40,222
Korea Electric Power Corp. *	3,497	51,227
Korea Investment Holdings Co. Ltd. *	555	26,287
Korea Zinc Co. Ltd.	117	45,037
Korean Air Lines Co. Ltd. *	2,532	46,779
Krafton, Inc. *	407	60,967
KT Corp. *	910	24,264
KT&G Corp.	1,432	96,471
Kum Yang Co. Ltd. *	443	37,159
Kumho Petrochemical Co. Ltd. *	221	22,695
L&F Co. Ltd. *	357	56,036
LG Chem Ltd. *	690	265,390
LG Corp. *	1,321	87,786
LG Display Co. Ltd. *	3,305	32,540
LG Electronics, Inc. *	1,468	115,440
LG Energy Solution Ltd. *	650	214,510
LG H&H Co. Ltd. *	132	36,259
LG Innotek Co. Ltd. *	201	37,229
LG Uplus Corp.	2,940	23,317
Lotte Chemical Corp. *	269	31,872
Meritz Financial Group, Inc. *	1,465	67,026
Mirae Asset Securities Co. Ltd. *	3,350	19,782
NAVER Corp. *	1,825	315,762
NCSoft Corp. *	201	37,384
Netmarble Corp. * ~	354	15,884

	Shares	Value
NH Investment & Securities Co. Ltd. *	2,147	$17,172
Orion Corp. *	332	29,794
Pearl Abyss Corp. *	456	13,651
Posco DX Co. Ltd. *	739	42,252
POSCO Future M Co. Ltd. *	435	120,137
POSCO Holdings, Inc.	1,000	384,491
Posco International Corp. *	744	35,766
S-Oil Corp.	638	34,355
Samsung Biologics Co. Ltd. * ~	249	146,482
Samsung C&T Corp. *	1,161	116,458
Samsung Electro-Mechanics Co. Ltd. *	770	91,227
Samsung Electronics Co. Ltd.	66,367	4,028,264
Samsung Engineering Co. Ltd. *	2,205	49,395
Samsung Fire & Marine Insurance Co. Ltd. *	423	86,180
Samsung Heavy Industries Co. Ltd. *	8,989	53,883
Samsung Life Insurance Co. Ltd. *	1,123	60,080
Samsung SDI Co. Ltd. *	764	278,165
Samsung SDS Co. Ltd. *	542	71,278
Samsung Securities Co. Ltd. *	898	26,752
Shinhan Financial Group Co. Ltd.	6,091	188,843
SK Biopharmaceuticals Co. Ltd. *	439	34,089
SK Bioscience Co. Ltd. *	371	20,667
SK Hynix, Inc.	7,601	829,557
SK IE Technology Co. Ltd. * ~	390	23,730
SK Innovation Co. Ltd. *	837	90,578
SK Square Co. Ltd. *	1,337	54,336
SK Telecom Co. Ltd.	765	29,720
SK, Inc.	513	70,614
SKC Co. Ltd. *	265	18,531
Woori Financial Group, Inc.	8,552	86,076
Yuhan Corp. *	793	42,280

		12,035,977

Taiwan - 15.7%

Accton Technology Corp.	7,000	118,977
Acer, Inc.	41,000	71,740
Advantech Co. Ltd.	6,898	83,475
Alchip Technologies Ltd.	1,000	106,258
ASE Technology Holding Co. Ltd.	43,000	188,436
Asia Cement Corp.	32,000	43,215
Asustek Computer, Inc.	10,000	159,152
AUO Corp. *	89,400	52,792
Catcher Technology Co. Ltd.	8,000	50,516
Cathay Financial Holding Co. Ltd. *	133,202	198,445
Chailease Holding Co. Ltd.	21,798	136,973
Chang Hwa Commercial Bank Ltd.	75,144	43,803
Cheng Shin Rubber Industry Co. Ltd.	27,000	39,456
China Airlines Ltd.	41,000	28,868
China Development Financial Holding Corp. *	222,214	90,813
China Steel Corp.	165,000	145,100
Chunghwa Telecom Co. Ltd.	54,000	211,273
Compal Electronics, Inc.	58,000	75,128
CTBC Financial Holding Co. Ltd.	246,000	227,010
Delta Electronics, Inc.	27,000	275,358
E Ink Holdings, Inc.	12,000	76,836
E.Sun Financial Holding Co. Ltd.	198,021	166,363
Eclat Textile Co. Ltd.	3,000	54,825
eMemory Technology, Inc.	1,000	79,514
Eva Airways Corp.	38,000	38,887
Evergreen Marine Corp. Taiwan Ltd.	14,000	65,357
Far Eastern New Century Corp.	40,000	40,645
Far EasTone Telecommunications Co. Ltd.	24,000	62,412
Feng TAY Enterprise Co. Ltd.	8,080	46,028
First Financial Holding Co. Ltd.	152,672	136,228
Formosa Chemicals & Fibre Corp.	49,000	99,415
Formosa Petrochemical Corp.	16,000	42,048
Formosa Plastics Corp.	53,000	136,712
Fubon Financial Holding Co. Ltd.	108,783	229,486
Gigabyte Technology Co. Ltd.	7,000	60,386
Global Unichip Corp.	1,000	56,524

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

PD EMERGING MARKETS INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Shares	Value
Globalwafers Co. Ltd.	3,000	$57,252
Hon Hai Precision Industry Co. Ltd.	174,000	591,989
Hotai Motor Co. Ltd.	4,120	95,055
Hua Nan Financial Holdings Co. Ltd.	124,316	90,469
Innolux Corp.	118,390	55,054
Inventec Corp.	38,000	65,073
Largan Precision Co. Ltd.	1,000	93,403
Lite-On Technology Corp.	28,000	106,321
MediaTek, Inc.	21,000	693,418
Mega Financial Holding Co. Ltd.	157,140	200,511
Micro-Star International Co. Ltd.	10,000	66,354
momo.com, Inc.	1,320	21,855
Nan Ya Plastics Corp.	66,000	142,920
Nan Ya Printed Circuit Board Corp.	3,000	24,532
Nanya Technology Corp.	17,000	43,144
Nien Made Enterprise Co. Ltd.	2,000	22,981
Novatek Microelectronics Corp.	8,000	134,554
Pegatron Corp.	28,000	79,560
PharmaEssentia Corp. *	3,000	33,782
Pou Chen Corp.	30,000	30,188
Powerchip Semiconductor Manufacturing Corp.	42,000	40,241
President Chain Store Corp.	8,000	70,226
Quanta Computer, Inc.	38,000	276,656
Realtek Semiconductor Corp.	7,000	107,344
Ruentex Development Co. Ltd. *	20,900	25,665
Shanghai Commercial & Savings Bank Ltd.	54,178	82,564
Shin Kong Financial Holding Co. Ltd. *	180,344	51,965
SinoPac Financial Holdings Co. Ltd.	147,568	94,661
Synnex Technology International Corp.	17,000	38,863
Taishin Financial Holding Co. Ltd.	157,730	92,947
Taiwan Business Bank	84,568	37,713
Taiwan Cement Corp.	95,493	108,392
Taiwan Cooperative Financial Holding Co. Ltd.	144,366	125,559
Taiwan High Speed Rail Corp.	28,000	27,991
Taiwan Mobile Co. Ltd.	24,000	77,088
Taiwan Semiconductor Manufacturing Co. Ltd.	343,000	6,575,838
Uni-President Enterprises Corp.	67,000	162,551
Unimicron Technology Corp.	19,000	108,556
United Microelectronics Corp.	157,000	267,501
Vanguard International Semiconductor Corp.	12,000	31,809
Voltronic Power Technology Corp.	1,000	55,613
Walsin Lihwa Corp.	39,727	49,930
Wan Hai Lines Ltd.	9,500	16,996
Winbond Electronics Corp.	43,130	42,689
Wistron Corp.	36,000	115,167
Wiwynn Corp.	1,000	59,211
WPG Holdings Ltd.	22,000	58,448
Yageo Corp.	4,571	88,757
Yang Ming Marine Transport Corp.	24,000	40,059
Yuanta Financial Holding Co. Ltd.	142,794	128,287
Zhen Ding Technology Holding Ltd.	9,000	31,906

		15,478,062

Thailand - 1.7%

Advanced Info Service PCL NVDR	16,600	105,483
Airports of Thailand PCL NVDR	59,600	104,247
Asset World Corp. PCL NVDR	113,200	11,781
Bangkok Dusit Medical Services PCL NVDR	154,900	125,795
Bangkok Expressway & Metro PCL NVDR	110,100	25,625
Banpu PCL NVDR	123,500	24,549
Berli Jucker PCL NVDR	14,800	10,827
BTS Group Holdings PCL NVDR	105,400	22,359
Bumrungrad Hospital PCL NVDR	8,300	53,930
Central Pattana PCL NVDR	28,200	57,736
Central Retail Corp. PCL NVDR	24,600	29,505
Charoen Pokphand Foods PCL NVDR	52,800	30,258
CP ALL PCL NVDR	81,600	133,673
CP Axtra PCL NVDR	28,300	22,364
Delta Electronics Thailand PCL	7,900	20,307
Delta Electronics Thailand PCL NVDR	35,900	92,281

	Shares	Value
Energy Absolute PCL NVDR	23,200	$30,000
Global Power Synergy PCL NVDR	9,400	13,324
Gulf Energy Development PCL NVDR	41,500	54,013
Home Product Center PCL NVDR	85,000	29,101
Indorama Ventures PCL NVDR	24,500	19,533
Intouch Holdings PCL NVDR	13,400	28,044
JMT Network Services PCL NVDR	100	74
Kasikornbank PCL NVDR	8,200	32,394
Krung Thai Bank PCL NVDR	48,000	25,846
Krungthai Card PCL NVDR	13,800	17,556
Land & Houses PCL NVDR	118,600	28,295
Minor International PCL NVDR	47,690	41,158
Muangthai Capital PCL NVDR	10,100	13,275
Osotspa PCL NVDR	20,000	12,861
PTT Exploration & Production PCL NVDR	19,300	84,071
PTT Global Chemical PCL NVDR	30,900	34,775
PTT Oil & Retail Business PCL NVDR	40,100	22,405
PTT PCL NVDR	139,200	145,523
SCB X PCL	4,250	13,000
SCB X PCL NVDR	7,300	22,648
SCG Packaging PCL NVDR	18,800	19,787
Siam Cement PCL NVDR	10,900	97,610
Thai Oil PCL NVDR	17,283	27,089
Thai Union Group PCL NVDR	700	307
TMBThanachart Bank PCL NVDR	331,300	16,193
True Corp. PCL NVDR	138,874	20,515

		1,720,117

Turkey - 0.6%

Akbank T.A.S	43,925	54,325
Aselsan Elektronik Sanayi Ve Ticaret AS	19,352	29,538
BIM Birlesik Magazalar AS	6,390	65,172
Eregli Demir ve Celik Fabrikalari TAS *	19,657	27,326
Ford Otomotiv Sanayi AS	988	24,793
Haci Omer Sabanci Holding AS	14,333	29,341
Hektas Ticaret TAS *	15,799	10,776
KOC Holding AS	10,701	51,381
Koza Altin Isletmeleri AS	13,613	9,022
Pegasus Hava Tasimaciligi AS *	643	14,154
Sasa Polyester Sanayi AS *	17,601	21,765
Tofas Turk Otomobil Fabrikasi AS	1,781	12,678
Turk Hava Yollari AO *	7,750	60,044
Turkcell Iletisim Hizmetleri AS	16,893	32,159
Turkiye Is Bankasi AS Class C	49,385	39,021
Turkiye Petrol Rafinerileri AS	13,118	63,530
Turkiye Sise ve Cam Fabrikalari AS	19,347	30,028
Yapi ve Kredi Bankasi AS	47,621	31,476

		606,529

United Arab Emirates - 1.3%

Abu Dhabi Commercial Bank PJSC	40,746	101,844
Abu Dhabi Islamic Bank PJSC	20,300	55,935
Abu Dhabi National Oil Co. for Distribution PJSC	43,111	43,431
Aldar Properties PJSC	53,242	77,556
Americana Restaurants International PLC	35,624	30,360
Dubai Islamic Bank PJSC	39,970	62,250
Emaar Properties PJSC	92,141	198,704
Emirates NBD Bank PJSC	26,182	123,327
Emirates Telecommunications Group Co. PJSC	48,335	258,471
First Abu Dhabi Bank PJSC	61,767	234,774
Multiply Group PJSC *	55,038	47,599

		1,234,251

United Kingdom - 0.1%

Anglogold Ashanti PLC	5,783	111,043
Pepco Group NV * ~	2,344	15,517

		126,560

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

PD EMERGING MARKETS INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Shares	Value
United States - 0.2%

JBS SA	10,800	$54,832
Legend Biotech Corp. ADR *	1,013	60,952
Parade Technologies Ltd.	1,000	38,980

		154,764

Total Common Stocks (Cost $108,745,855)		95,798,683

	Principal Amount
SHORT-TERM INVESTMENTS - 0.5%

Repurchase Agreements - 0.4%

Fixed Income Clearing Corp. 4.950% due 01/02/24 (Dated 12/29/23, repurchase price of $405,104; collateralized by U.S. Treasury Notes: 0.750% due 03/31/26 and value $413,070)	$404,881	404,881

U.S. Treasury Bills - 0.1%

5.283% due 02/22/24 ‡	100,000	99,257

Total Short-Term Investments (Cost $504,116)		504,138

TOTAL INVESTMENTS - 100.0% (Cost $111,320,596)		98,691,015

DERIVATIVES - 0.0%		48,556

OTHER ASSETS & LIABILITIES, NET - 0.0%		(17,525)

NET ASSETS - 100.0%		$98,722,046

Notes to Schedule of Investments

(a)	As of December 31, 2023, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	24.0%
Technology	18.9%
Communications	14.4%
Consumer, Non-Cyclical	9.8%
Consumer, Cyclical	9.3%
Industrial	7.6%
Basic Materials	6.9%
Energy	5.6%
Others (each less than 3.0%)	3.5%

100.0%
Derivatives	0.0%
Other Assets & Liabilities, Net	0.0%

100.0%

(b)	As of December 31, 2023, the Fund’s composition by country of risk as a percentage of net assets was as follows:

China	26.5%
India	16.6%
Taiwan	15.7%
South Korea	12.8%
Brazil	5.7%
Saudi Arabia	4.1%
Others(each less than 3.0%)	18.6%

100.0%
Derivatives	0.0%
Other Assets & Liabilities, Net	0.0%

100.0%

(c)	As of December 31, 2023, investments with a total aggregate value of $1 or less than 0.1% of the Fund’s net assets were determined by a valuation committee established under the Valuation Policy.

(d)	As of December 31, 2023, an investment with a value of $99,257 was fully or partially segregated with the broker(s)/custodian as collateral for open futures contracts.

(e)	As of December 31, 2023, open futures contracts outstanding were as follows:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
ICE U.S. MSCI Emerging Markets Index	03/24	24	$1,191,884	$1,240,440	$48,556

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

PD EMERGING MARKETS INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

(f)	Fair Value Measurements

As of December 31, 2023, the Fund’s investments, as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities were as follows:

		Total Value at December 31, 2023	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Rights	$185	$185	$–	$–
	Preferred Stocks	2,388,009	–	2,388,009	–
	Common Stocks
	Brazil	4,060,215	–	4,060,215	–
	Chile	379,585	250,640	128,945	–
	China	26,120,842	2,706,091	23,414,751	–
	Colombia	54,363	29,496	24,867	–
	Czech Republic	148,025	96,220	51,805	–
	Egypt	103,633	20,243	83,390	–
	Greece	470,576	168,738	301,838	–
	Hong Kong	126,173	–	126,173	–
	Hungary	251,879	100,008	151,871	–
	India	16,436,657	186,014	16,250,643	–
	Indonesia	1,858,661	107,971	1,750,690	–
	Kuwait	741,217	–	741,217	–
	Luxembourg	48,271	48,271	–	–
	Malaysia	1,309,006	201,213	1,107,793	–
	Mexico	2,796,275	2,796,275	–	–
	Peru	185,420	185,420	–	–
	Philippines	604,679	108,782	495,897	–
	Poland	938,188	61,719	876,469	–
	Qatar	873,894	364,437	509,457	–
	Romania	47,934	47,934	–	–
	Russia	1	–	–	1
	Saudi Arabia	4,080,693	367,542	3,713,151	–
	South Africa	2,806,236	1,126,514	1,679,722	–
	South Korea	12,035,977	–	12,035,977	–
	Taiwan	15,478,062	–	15,478,062	–
	Thailand	1,720,117	–	1,720,117	–
	Turkey	606,529	128,053	478,476	–
	United Arab Emirates	1,234,251	987,948	246,303	–
	United Kingdom	126,560	–	126,560	–
	United States	154,764	60,952	93,812	–

	Total Common Stocks	95,798,683	10,150,481	85,648,201	1

	Short-Term Investments	504,138	–	504,138	–
	Derivatives:
	Equity Contracts
	Futures	48,556	48,556	–	–

	Total	$98,739,571	$10,199,222	$88,540,348	$1

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

PD INTERNATIONAL LARGE-CAP INDEX PORTFOLIO

Schedule of Investments

December 31, 2023

	Shares	Value
WARRANTS - 0.0%

Canada - 0.0%

Constellation Software, Inc. Exercise @ $ 1.00 Exp 03/31/40 *	828	$–

Total Warrants (Cost $0)		–

PREFERRED STOCKS - 0.4%

Germany - 0.4%

Bayerische Motoren Werke AG	2,823	280,896
Dr Ing hc F Porsche AG ~	5,418	477,202
Henkel AG & Co. KGaA	8,082	650,132
Sartorius AG	1,245	457,190
Volkswagen AG	9,855	1,214,690

		3,080,110

Total Preferred Stocks (Cost $3,868,928)		3,080,110

COMMON STOCKS - 98.1%

Australia - 6.7%

ANZ Group Holdings Ltd.	143,063	2,527,641
Aristocrat Leisure Ltd.	27,797	772,298
BHP Group Ltd.	241,298	8,243,852
Commonwealth Bank of Australia	79,792	6,081,504
Flutter Entertainment PLC *	8, 412	1,484,646
Fortescue Ltd.	80,617	1,589,553
Glencore PLC	498,326	2,995,460
Goodman Group REIT	81,376	1,401,039
Macquarie Group Ltd.	17,480	2,188,176
National Australia Bank Ltd.	148,953	3,113,251
Rio Tinto Ltd.	17,670	1,636,203
Rio Tinto PLC	53,605	3,987,197
Santos Ltd.	154,626	803,978
Telstra Group Ltd.	192,433	520,008
Transurban Group >>	146,989	1,373,521
Wesfarmers Ltd.	54,008	2,100,313
Westpac Banking Corp.	167,051	2,606,409
Woodside Energy Group Ltd.	90,395	1,908,836
Woolworths Group Ltd.	58,155	1,475,389

		46,809,274

Austria - 0.0%

Verbund AG	3,218	298,217

Belgium - 0.6%

Anheuser-Busch InBev SA	41,352	2,669,193
KBC Group NV	11,919	773,535
UCB SA	6,018	524,599

		3,967,327

Brazil - 0.2%

Wheaton Precious Metals Corp.	21,566	1,063,937

Canada - 10.7%

Agnico Eagle Mines Ltd.	23,561	1,291,805
Alimentation Couche-Tard, Inc.	36,793	2,166,679
Bank of Montreal	34,319	3,395,769
Bank of Nova Scotia	57,382	2,793,207
Barrick Gold Corp.	83,575	1,507,779
BCE, Inc.	3,520	138,590
Brookfield Corp.	66,313	2,659,927
Canadian Imperial Bank of Commerce	44,003	2,118,706

	Shares	Value
Canadian National Railway Co.	26,531	$3,334,771
Canadian Natural Resources Ltd. (TSE)	51,920	3,401,513
Canadian Pacific Kansas City Ltd.	44,346	3,508,724
Cenovus Energy, Inc.	67,722	1,128,487
CGI, Inc. *	9,950	1,065,924
Constellation Software, Inc.	958	2,375,223
Enbridge, Inc.	101,188	3,642,631
Fairfax Financial Holdings Ltd.	1,015	936,453
Fortis, Inc.	23,162	952,840
Franco-Nevada Corp.	9,144	1,012,841
George Weston Ltd.	2,952	366,480
Great-West Lifeco, Inc.	13,263	439,014
Hydro One Ltd. ~	15,663	469,281
Imperial Oil Ltd.	9,455	538,594
Intact Financial Corp.	8,469	1,302,962
Loblaw Cos. Ltd.	7,481	724,246
Magna International, Inc.	12,950	765,145
Manulife Financial Corp.	86,522	1,911,901
National Bank of Canada	16,091	1,226,513
Nutrien Ltd.	23,543	1,326,354
Pembina Pipeline Corp.	26,140	899,971
Power Corp. of Canada	27,406	783,679
Restaurant Brands International, Inc.	13,688	1,069,483
Rogers Communications, Inc. Class B	16,893	790,818
Royal Bank of Canada	66,422	6,717,141
Shopify, Inc. Class A *	57,280	4,459,458
Sun Life Financial, Inc.	27,939	1,448,978
Suncor Energy, Inc.	61,911	1,983,413
TC Energy Corp.	48,987	1,913,563
Teck Resources Ltd. Class B	21,938	927,321
TELUS Corp.	22,230	395,595
TELUS Corp. *	559	9,948
Thomson Reuters Corp.	7,586	1,109,117
Toronto-Dominion Bank	86,605	5,596,106

		74,606,950

China - 0.4%

BOC Hong Kong Holdings Ltd.	176,006	478,124
Budweiser Brewing Co. APAC Ltd. ~	82,721	155,077
Prosus NV *	69,643	2,074,672
Wilmar International Ltd.	92,300	249,337

		2,957,210

Denmark - 3.3%

AP Moller - Maersk AS Class A	142	252,233
AP Moller - Maersk AS Class B	233	419,405
Carlsberg AS Class B	4,691	588,646
Coloplast AS Class B	6,507	743,530
DSV AS	8,863	1,557,288
Genmab AS *	3,146	1,003,112
Novo Nordisk AS Class B	155,356	16,099,722
Orsted AS ~	8,992	498,486
Vestas Wind Systems AS *	48,080	1,521,333

		22,683,755

Finland - 0.8%

Kone OYJ Class B	16,185	809,592
Neste OYJ	20,144	716,115
Nokia OYJ (OMXH)	257,437	876,812
Nordea Bank Abp	152,410	1,888,809
Sampo OYJ Class A	21,495	941,745

		5,233,073

France - 10.1%

Air Liquide SA	24,933	4,854,341
Airbus SE	28,220	4,359,662
AXA SA	85,879	2,804,503
BNP Paribas SA	50,008	3,472,838
Capgemini SE	7,439	1,554,688
Cie de Saint-Gobain SA	21,698	1,600,169
Cie Generale des Etablissements Michelin SCA	32,298	1,160,355

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

PD INTERNATIONAL LARGE-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Shares	Value
Credit Agricole SA	50,863	$723,102
Danone SA	30,659	1,989,110
Dassault Systemes SE	31,814	1,557,210
Engie SA	86,944	1,531,631
EssilorLuxottica SA	14,037	2,818,611
Hermes International SCA	1,508	3,205,276
Kering SA	3,544	1,569,632
L’Oreal SA	11,483	5,724,282
Legrand SA	12,619	1,314,095
LVMH Moet Hennessy Louis Vuitton SE	13,145	10,680,797
Orange SA	88,629	1,010,162
Pernod Ricard SA	9,737	1,720,740
Safran SA	16,271	2,868,745
Sartorius Stedim Biotech	1,308	346,859
Societe Generale SA	35,166	935,602
Thales SA	5,004	740,956
TotalEnergies SE	109,096	7,418,416
Veolia Environnement SA	32,360	1,022,792
Vinci SA	24,167	3,041,302

		70,025,876

Germany - 7.6%

adidas AG	7,713	1,567,333
Allianz SE	19,200	5,131,032
BASF SE	42,494	2,288,178
Bayer AG	46,772	1,735,424
Bayerische Motoren Werke AG	15,166	1,687,546
Beiersdorf AG	4,801	718,973
Daimler Truck Holding AG	25,463	956,493
Deutsche Bank AG	92,275	1,259,655
Deutsche Boerse AG	9,047	1,863,091
Deutsche Telekom AG	154,291	3,709,666
DHL Group	47,192	2,335,817
E.ON SE	106,881	1,435,952
Hannover Rueck SE	2,871	686,467
Henkel AG & Co. KGaA	4,920	353,003
Infineon Technologies AG	62,170	2,596,382
Mercedes-Benz Group AG	38,199	2,635,647
Merck KGaA	6,153	979,646
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	6,496	2,694,628
RWE AG	30,098	1,369,847
SAP SE	49,712	7,651,747
Siemens AG	36,181	6,787,892
Siemens Healthineers AG ~	13,427	779,553
Volkswagen AG	1,367	178,879
Vonovia SE	34,908	1,096,869

		52,499,720

Hong Kong - 1.7%

AIA Group Ltd.	546,465	4,755,819
CK Asset Holdings Ltd.	93,089	467,222
CLP Holdings Ltd.	78,496	648,543
Hang Seng Bank Ltd.	36,224	422,931
Hong Kong Exchanges & Clearing Ltd.	57,315	1,965,919
MTR Corp. Ltd.	73,323	284,592
Prudential PLC	131,085	1,478,991
Sun Hung Kai Properties Ltd.	68,996	746,631
Techtronic Industries Co. Ltd.	65,498	780,414

		11,551,062

Israel - 0.1%

Check Point Software Technologies Ltd. *	4,456	680,832

Italy - 1.8%

Assicurazioni Generali SpA	48,250	1,019,403
Enel SpA	387,208	2,880,753
Eni SpA	112,495	1,908,071
Ferrari NV	6,001	2,025,977
Intesa Sanpaolo SpA	739,840	2,165,063

	Shares	Value
Snam SpA	95,927	$493,536
UniCredit SpA	76,465	2,082,118

		12,574,921

Japan - 18.5%

Advantest Corp.	36,500	1,229,888
Aeon Co. Ltd.	31,100	693,980
Ajinomoto Co., Inc.	21,100	812,220
Asahi Group Holdings Ltd.	22,900	852,713
Astellas Pharma, Inc.	86,200	1,025,200
Bandai Namco Holdings, Inc.	28,500	569,949
Bridgestone Corp.	27,200	1,123,397
Canon, Inc.	47,600	1,221,116
Central Japan Railway Co.	34,300	870,543
Chugai Pharmaceutical Co. Ltd.	32,000	1,208,906
Dai-ichi Life Holdings, Inc.	44,800	950,339
Daiichi Sankyo Co. Ltd.	88,100	2,411,889
Daikin Industries Ltd.	12,600	2,043,972
Daiwa House Industry Co. Ltd.	28,300	855,519
Denso Corp.	90,000	1,351,110
East Japan Railway Co.	14,400	828,903
Eisai Co. Ltd.	12,000	597,494
FANUC Corp.	45,400	1,332,450
Fast Retailing Co. Ltd.	8,300	2,052,414
FUJIFILM Holdings Corp.	17,800	1,066,750
Fujitsu Ltd.	8,400	1,264,146
Hitachi Ltd.	44,100	3,172,098
Honda Motor Co. Ltd.	219,900	2,268,315
Hoya Corp.	16,900	2,104,711
ITOCHU Corp.	56,600	2,305,875
Japan Post Bank Co. Ltd.	68,900	701,190
Japan Post Holdings Co. Ltd.	98,800	882,033
Japan Tobacco, Inc.	57,100	1,474,620
Kao Corp.	22,200	912,544
KDDI Corp.	71,300	2,261,529
Keyence Corp.	9,300	4,086,013
Kirin Holdings Co. Ltd.	37,000	541,685
Komatsu Ltd.	44,000	1,145,027
Kubota Corp.	47,800	717,382
Kyocera Corp.	61,200	891,076
LY Corp.	126,900	448,754
Marubeni Corp.	68,200	1,073,778
Mitsubishi Corp.	164,100	2,613,991
Mitsubishi Electric Corp.	92,000	1,301,255
Mitsubishi Estate Co. Ltd.	53,600	734,753
Mitsubishi UFJ Financial Group, Inc.	543,600	4,665,245
Mitsui & Co. Ltd.	61,600	2,307,778
Mitsui Fudosan Co. Ltd.	42,400	1,036,667
Mizuho Financial Group, Inc.	114,800	1,958,237
MS&AD Insurance Group Holdings, Inc.	20,400	802,104
Murata Manufacturing Co. Ltd.	82,000	1,732,822
Nexon Co. Ltd.	16,400	298,301
Nidec Corp.	19,900	802,111
Nintendo Co. Ltd.	49,500	2,575,677
Nippon Paint Holdings Co. Ltd.	44,900	362,178
Nippon Telegraph & Telephone Corp.	1,422,400	1,736,870
Nissan Motor Co. Ltd.	110,300	431,265
Nomura Research Institute Ltd.	18,400	534,386
NTT Data Group Corp.	29,900	422,656
Obic Co. Ltd.	3,300	567,781
Olympus Corp.	57,300	827,083
Oriental Land Co. Ltd.	51,900	1,929,034
ORIX Corp.	55,800	1,047,990
Otsuka Holdings Co. Ltd.	19,900	744,200
Panasonic Holdings Corp.	105,200	1,035,965
Recruit Holdings Co. Ltd.	68,600	2,868,243
Renesas Electronics Corp. *	69,900	1,249,879
Secom Co. Ltd.	10,000	719,402
Sekisui House Ltd.	28,400	629,520
Seven & i Holdings Co. Ltd.	35,900	1,419,829
Shimano, Inc.	3,700	569,963

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

PD INTERNATIONAL LARGE-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Shares	Value
Shin-Etsu Chemical Co. Ltd.	86,700	$3,626,068
Shionogi & Co. Ltd.	12,400	596,787
Shiseido Co. Ltd.	19,000	572,705
SMC Corp.	2,700	1,444,327
SoftBank Corp.	136,800	1,704,764
SoftBank Group Corp.	49,000	2,162,783
Sompo Holdings, Inc.	14,100	689,890
Sony Group Corp.	60,000	5,677,971
Sumitomo Corp.	49,500	1,077,202
Sumitomo Mitsui Financial Group, Inc.	60,500	2,943,918
Suzuki Motor Corp.	17,500	745,790
Takeda Pharmaceutical Co. Ltd.	75,300	2,159,455
Terumo Corp.	32,000	1,046,432
Tokio Marine Holdings, Inc.	85,800	2,136,504
Tokyo Electron Ltd.	22,400	3,981,373
Toyota Industries Corp.	7,000	569,032
Toyota Motor Corp.	504,900	9,251,641
Toyota Tsusho Corp.	10,100	592,690
Unicharm Corp.	19,200	694,413

		128,948,458

Luxembourg - 0.1%

ArcelorMittal SA	24,539	696,417

Macau - 0.1%

Galaxy Entertainment Group Ltd.	103,955	582,238
Sands China Ltd. *	114,787	335,977

		918,215

Netherlands - 5.3%

Adyen NV * ~	1,034	1,334,833
Argenx SE *	2,813	1,069,977
ASML Holding NV	19,192	14,487,801
Heineken Holding NV	6,170	522,439
Heineken NV	13,712	1,393,132
ING Groep NV	172,312	2,583,738
Koninklijke Ahold Delhaize NV	45,741	1,316,035
Koninklijke Philips NV *	37,582	879,503
Shell PLC	315,013	10,311,656
Universal Music Group NV	39,030	1,114,194
Wolters Kluwer NV	11,831	1,683,190

		36,696,498

Norway - 0.4%

Aker BP ASA	15,007	435,917
DNB Bank ASA	44,075	937,089
Equinor ASA	42,901	1,359,616

		2,732,622

Portugal - 0.1%

EDP - Energias de Portugal SA	149,244	751,145

Singapore - 1.2%

DBS Group Holdings Ltd.	86,254	2,181,262
Oversea-Chinese Banking Corp. Ltd.	161,157	1,585,689
Sea Ltd. ADR *	17,438	706,239
Singapore Telecommunications Ltd.	393,200	736,072
STMicroelectronics NV	32,537	1,632,022
United Overseas Bank Ltd.	60,200	1,299,308

		8,140,592

South Africa - 0.2%

Anglo American PLC	60,497	1,514,040

Spain - 2.5%

Aena SME SA ~	3,569	647,813
Amadeus IT Group SA	21,448	1,540,428
Banco Bilbao Vizcaya Argentaria SA	283,968	2,588,158

	Shares	Value
Banco Santander SA	770,415	$3,222,400
CaixaBank SA (SIBE)	196,427	808,952
Cellnex Telecom SA ~	26,908	1,059,449
EDP Renovaveis SA	14,770	302,361
Endesa SA	15,093	307,914
Iberdrola SA	287,167	3,766,707
Industria de Diseno Textil SA	51,922	2,265,567
Naturgy Energy Group SA	6,082	181,409
Telefonica SA	232,638	909,585

		17,600,743

Sweden - 2.6%

Assa Abloy AB Class B	47,722	1,375,309
Atlas Copco AB Class A	127,846	2,202,929
Atlas Copco AB Class B	74,344	1,102,978
Epiroc AB Class A	31,395	631,946
Epiroc AB Class B	18,478	324,063
EQT AB	16,878	477,878
Essity AB Class B	29,004	718,782
Evolution AB ~	8,728	1,039,596
H & M Hennes & Mauritz AB Class B	30,753	539,409
Hexagon AB Class B	98,847	1,187,281
Investor AB Class B	82,409	1,911,040
Sandvik AB	50,771	1,103,017
Skandinaviska Enskilda Banken AB Class A	75,561	1,042,794
Svenska Handelsbanken AB Class A	69,457	754,819
Swedbank AB Class A	40,425	817,298
Telefonaktiebolaget LM Ericsson Class B	139,417	877,376
Volvo AB Class A	10,111	268,264
Volvo AB Class B	71,255	1,854,055

		18,228,834

Switzerland - 5.8%

ABB Ltd.	76,159	3,381,319
Alcon, Inc.	23,793	1,861,468
Chocoladefabriken Lindt & Spruengli AG	51	1,158,759
Cie Financiere Richemont SA Class A	24,852	3,432,659
DSM-Firmenich AG	8,855	900,495
Givaudan SA	440	1,824,553
Kuehne & Nagel International AG	2,589	893,456
Lonza Group AG	3,546	1,494,945
Novartis AG	97,583	9,856,906
Partners Group Holding AG	1,081	1,563,072
Schindler Holding AG	3,056	750,923
SGS SA	7,143	616,661
Sika AG	7,259	2,366,986
Straumann Holding AG	5,316	859,081
Swisscom AG	1,233	742,105
UBS Group AG (XVTX)	156,583	4,863,712
Zurich Insurance Group AG	6,968	3,643,058

		40,210,158

United Arab Emirates - 0.0%

NMC Health PLC *	4,009	1

United Kingdom - 9.3%

3i Group PLC	46,337	1,426,230
Ashtead Group PLC	20,847	1,449,015
Associated British Foods PLC	16,413	494,672
AstraZeneca PLC	73,785	9,952,847
BAE Systems PLC	144,748	2,048,906
Barclays PLC	719,148	1,408,140
BP PLC	812,465	4,816,348
British American Tobacco PLC	101,144	2,959,391
CK Hutchison Holdings Ltd.	127,966	687,510
Coca-Cola Europacific Partners PLC	9,830	656,054
Compass Group PLC	81,602	2,232,902
Diageo PLC	107,018	3,884,235
HSBC Holdings PLC	927,609	7,504,319
Imperial Brands PLC	40,549	933,754

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

PD INTERNATIONAL LARGE-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

	Shares	Value
Legal & General Group PLC	284,637	$909,611
Lloyds Banking Group PLC	3,025,279	1,834,940
London Stock Exchange Group PLC	19,826	2,343,662
National Grid PLC	175,567	2,365,118
NatWest Group PLC	274,259	763,922
Reckitt Benckiser Group PLC	34,162	2,357,295
RELX PLC	89,942	3,568,342
SSE PLC	51,997	1,227,440
Standard Chartered PLC	109,104	925,871
Tesco PLC	338,306	1,253,331
Unilever PLC	119,037	5,762,699
Vodafone Group PLC	1,095,612	956,841

		64,723,395

United States - 8.0%

CRH PLC	33,682	2,317,971
CSL Ltd.	22,997	4,483,245
Experian PLC	43,790	1,786,427
Ferrovial SE	24,397	890,512
GSK PLC	194,947	3,600,513
Haleon PLC	263,809	1,080,105
Holcim Ltd. *	24,816	1,949,083
Nestle SA	127,115	14,735,153
Roche Holding AG	34,970	10,196,382
Sanofi SA	54,189	5,384,911
Schneider Electric SE	25,907	5,215,239
Stellantis NV	105,327	2,467,879
Swiss Re AG	14,363	1,616,276

		55,723,696

Total Common Stocks (Cost $617,984,904)		681,836,968

	Principal Amount
SHORT-TERM INVESTMENTS - 1.0%

Repurchase Agreements - 0.9%

Fixed Income Clearing Corp. 4.950% due 01/02/24 (Dated 12/29/23, repurchase price of $6,005,230; collateralized by U.S. Treasury Notes: 0.750% due 03/31/26 and value $6,121,969)	$6,001,929	6,001,929

U.S. Treasury Bills - 0.1%

5.283% due 02/22/24 ‡	500,000	496,287

Total Short-Term Investments (Cost $6,498,104)		6,498,216

TOTAL INVESTMENTS - 99.5% (Cost $628,351,936)		691,415,294

DERIVATIVES - 0.0%		217,419

OTHER ASSETS & LIABILITIES, NET - 0.5%		3,583,965

NET ASSETS - 100.0%		$695,216,678

Notes to Schedule of Investments

(a)	As of December 31, 2023, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	23.9%
Financial	22.5%
Consumer, Cyclical	13.6%
Industrial	12.4%
Energy	6.6%
Technology	6.4%
Basic Materials	5.9%
Communications	4.3%
Others (each less than 3.0%)	3.9%

99.5%
Derivatives	0.0%
Other Assets & Liabilities, Net	0.5%

100.0%

(b)	As of December 31, 2023, the Fund’s composition by country of risk as a percentage of net assets was as follows:

Japan	18.5%
Canada	10.7%
France	10.1%
United Kingdom	9.3%
United States (Includes Short-Term Investments)	9.0%
Germany	8.0%
Australia	6.7%
Switzerland	5.8%
Netherlands	5.3%
Denmark	3.3%
Others (each less than 3.0%)	12.8%

99.5%
Derivatives	0.0%
Other Assets & Liabilities, Net	0.5%

100.0%

(c)	As of December 31, 2023, an investment with a value of $441,695 was fully or partially segregated with the broker(s)/custodian as collateral for open futures contracts.

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

PD INTERNATIONAL LARGE-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2023

(d)	As of December 31, 2023, open futures contracts outstanding were as follows:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
ICE U.S. MSCI EAFE Index	03/24	85	$9,373,376	$9,572,700	$199,324
Montreal Exchange S&P/TSX 60 Index	03/24	5	940,661	958,756	18,095

Total Futures Contracts					$217,419

(e)	Fair Value Measurements

As of December 31, 2023, the Fund’s investments, as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities were as follows:

		Total Value at December 31, 2023	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Preferred Stocks	$3,080,110	$–	$3,080,110	$–
	Common Stocks
	Australia	46,809,274	–	46,809,274	–
	Austria	298,217	–	298,217	–
	Belgium	3,967,327	–	3,967,327	–
	Brazil	1,063,937	1,063,937	–	–
	Canada	74,606,950	74,358,476	248,474	–
	China	2,957,210	2,074,672	882,538	–
	Denmark	22,683,755	–	22,683,755	–
	Finland	5,233,073	1,888,809	3,344,264	–
	France	70,025,876	–	70,025,876	–
	Germany	52,499,720	–	52,499,720	–
	Hong Kong	11,551,062	–	11,551,062	–
	Israel	680,832	680,832	–	–
	Italy	12,574,921	–	12,574,921	–
	Japan	128,948,458	–	128,948,458	–
	Luxembourg	696,417	–	696,417	–
	Macau	918,215	–	918,215	–
	Netherlands	36,696,498	–	36,696,498	–
	Norway	2,732,622	–	2,732,622	–
	Portugal	751,145	–	751,145	–
	Singapore	8,140,592	706,239	7,434,353	–
	South Africa	1,514,040	–	1,514,040	–
	Spain	17,600,743	–	17,600,743	–
	Sweden	18,228,834	–	18,228,834	–
	Switzerland	40,210,158	–	40,210,158	–
	United Arab Emirates	1	–	1	–
	United Kingdom	64,723,395	2,704,960	62,018,435	–
	United States	55,723,696	–	55,723,696	–

	Total Common Stocks	681,836,968	83,477,925	598,359,043	–

	Short-Term Investments	6,498,216	–	6,498,216	–
	Derivatives:
	Equity Contracts
	Futures	217,419	217,419	–	–

	Total	$691,632,713	$83,695,344	$607,937,369	$–

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-288

PACIFIC SELECT FUND

Schedule of Investments (Continued)

Explanation of Symbols and Terms

December 31, 2023

Explanation of Symbols:

*	Non-income producing investments.
^	Investments with their principal amount adjusted for inflation.
§	Variable rate investments. The rate shown is based on the latest available information as of December 31, 2023. Interest rates for certain securities are subject to interest rate caps and floors, which would result in a period end rate being more, less, or equal to the referenced rate plus spread. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
Y	Issuer filed bankruptcy and/or is in default as of December 31, 2023. If the maturity date has expired, no date will be shown.
∞	All or a portion of this senior loan position has not settled. Rates do not take effect until settlement date. Rates shown, if any, are for the settled portion.
#	Securities purchased on a when-issued basis. Rates do not take effect until settlement date.
~	Securities are not registered under the Securities Act of 1933 (1933 Act). These securities are either (1) exempt from registration pursuant to Rule 144A of the 1933 Act and may only be sold to “qualified institutional buyers”, or (2) the securities comply with Regulation S rules governing offers and sales made outside the United States without registration under the 1933 Act and contain certain restrictions as to public resale.
‡	Investments were fully or partially segregated with the broker(s)/ custodian as collateral for delayed delivery securities, futures contracts, forward foreign currency contracts, option contracts and/or swap agreements as of December 31, 2023.
Ω	The values of these investments were determined by a valuation committee established under the Valuation Policy. The Board of Trustees (“Board”) has designated Pacific Life Fund Advisors LLC (“PLFA”) as its “valuation designee” for fair valuation determinations, and PLFA’s Valuation Oversight Committee values the Funds’ investments in accordance with the Valuation Policy. Each determination was made in good faith in accordance with the procedures established by the Board and the provisions of the Investment Company Act of 1940.
>>	Stapled security. A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
±	Investments categorized as a significant unobservable input (Level 3).
à	Restricted Securities. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Trust does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under the procedures established by the Board.

Counterparty and Exchange Abbreviations:

BNP	BNP Paribas
BNY	Bank of New York Mellon
BOA	Bank of America
BRC	Barclays
CBOE	Chicago Board of Options Exchange
CIT	Citigroup
CME	Chicago Mercantile Exchange
DUB	Deutsche Bank
GSC	Goldman Sachs
HSB	HSBC
ICE	Intercontinental Exchange Inc
JPM	JPMorgan Chase
LCH	London Clearing House
MSC	Morgan Stanley
SCB	Standard Chartered Bank
UBS	UBS
WBC	Westpac Banking Corporation

Currency Abbreviations:

ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNH	Renminbi Offshore (Hong Kong)
COP	Colombian Peso
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
PLN	Polish Zloty
SGD	Singapore dollar
THB	Thai Baht
TRY	Turkish Lira
TWD	Taiwan Dollar
USD	United States Dollar
ZAR	South African Rand

Reference Rate Abbreviations:

EURIBOR	Euro Interbank Offered Rate
LIBOR	London Interbank Offered Rate
RFUCC	Refinitiv Cash Fallback Rate
SOFR	Secured Overnight Financing Rate
SONIA	Sterling Overnight Index Average
US FED	United States Federal Reserve Bank Rate
U.S. PRIME	United States Prime Rate
UST	United State Treasury Rate

Payment Frequency Abbreviations:

A	Annual
L	Lunar
M	Monthly
Q	Quarterly
S	Semiannual
Z	At Maturity

Other Abbreviations:

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
IO	Interest Only
NVDR	Non-Voting Depositary Receipt
NY	New York Shares
PIK	Payment In Kind
PO	Principal Only
REIT	Real Estate Investment Trust
SPAC	Special Purpose Acquisition Company

See Notes to Financial Statements

PACIFIC SELECT FUND

Schedule of Investments (Continued)

Explanation of Symbols and Terms

December 31, 2023

Notes:

For debt investments, the interest rates disclosed in the Schedules of Investments reflect the stated coupon rate or for discounted investments or zero coupon bonds, the yield-to-maturity.

The sectors and countries (based on country of risk) listed in the Schedules of Investments are obtained from a third-party source that is not affiliated with the Trust or the investment adviser, and are believed to be reliable. Sector names, country names and weightings could be different if obtained from another source.

The credit spreads, if any, shown in the Schedules of Investments were obtained from published reports or other sources believed to be reliable, and are not audited by the Independent Registered Public Accounting Firm.

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2023

	Core Income Portfolio	Diversified Bond Portfolio	Floating Rate Income Portfolio	High Yield Bond Portfolio	Inflation Managed Portfolio	Intermediate Bond Portfolio
ASSETS
Investments, at value (excluding derivatives)	$903,774,846	$2,097,722,428	$283,520,382	$572,466,336	$559,549,797	$1,277,972,052
Cash	–	6,380,973	4,006	45,858	57,287	76,403
Cash (segregated for derivative investments)	–	–	–	–	3,272,000	–
Foreign currency held, at value	–	–	–	–	442,162	59
Receivables:
Dividends and interest	9,143,636	19,423,943	2,145,977	10,062,585	1,946,604	8,471,176
Fund shares sold	104,430	194,031	280,032	40,343	110,845	81,760
Securities sold	105,036	59,881,679	9,227,128	–	491,665,406	–
Variation margin on futures contracts	–	906,458	–	–	157,492	–
Variation margin on swap agreements	–	–	–	–	106,866	–
Forward foreign currency contracts appreciation	–	–	–	–	8,859	–
Swap agreements appreciation	–	–	–	–	2,765,134	–
Prepaid expenses and other assets	1,980	4,597	580	1,215	1,389	2,920
Total Assets	913,129,928	2,184,514,109	295,178,105	582,616,337	1,060,083,841	1,286,604,370
LIABILITIES
Payables:
Fund shares redeemed	547,094	949,185	12,099	212,452	102,085	815,008
Securities purchased	7,896,175	85,018,761	19,249,535	–	162,668,864	1,560,969
Sale-buyback financing transactions	–	–	–	–	475,365,622	–
Due to custodian	–	344,375	–	–	–	–
Due to broker	–	–	–	–	4,591,000	–
Swap agreements	–	–	–	–	1,039	–
Accrued advisory fees	380,973	703,993	151,973	195,161	140,809	432,774
Accrued service fees	9,113	109,643	43,204	41,356	44,269	3,643
Accrued support service expenses	20,544	47,414	6,431	13,107	9,548	29,217
Accrued custodian and portfolio accounting fees	40,501	223,289	34,404	24,400	40,126	51,201
Accrued shareholder report expenses	4,105	27,563	6,348	8,836	5,144	6,706
Accrued trustees’ fees and deferred compensation	9,504	125,784	21,499	41,527	29,868	3,871
Accrued foreign capital gains tax	–	2,073	–	–	–	–
Accrued dividends and interest	–	–	–	–	125,228	–
Accrued other	21,854	55,422	63,950	20,152	16,623	36,158
Forward foreign currency contracts depreciation	–	–	–	–	772,518	–
Outstanding options written, at value	–	–	–	–	1,185,050	–
Swap agreements depreciation	–	–	–	–	5,048	–
Total Liabilities	8,929,863	87,607,502	19,589,443	556,991	645,102,841	2,939,547
NET ASSETS	$904,200,065	$2,096,906,607	$275,588,662	$582,059,346	$414,981,000	$1,283,664,823
NET ASSETS CONSIST OF:
Paid-in capital	$806,005,780	$1,268,872,743	$114,474,930	$135,637,698	$427,260,017	$1,379,099,469
Undistributed/accumulated earnings (deficit)	98,194,285	828,033,864	161,113,732	446,421,648	(12,279,017)	(95,434,646)
NET ASSETS	$904,200,065	$2,096,906,607	$275,588,662	$582,059,346	$414,981,000	$1,283,664,823
Class I Shares:
Net Assets	$54,871,864	$655,230,281	$254,540,473	$247,676,530	$261,008,732	$22,109,508
Shares outstanding, $.001 par value (unlimited shares authorized)	4,579,307	65,091,050	16,498,251	24,892,135	21,630,591	2,407,484
Net Asset Value Per Share	$11.98	$10.07	$15.43	$9.95	$12.07	$9.18
Class P Shares:
Net Assets	$849,328,201	$1,441,676,326	$21,048,189	$334,382,816	$153,972,268	$1,261,555,315
Shares outstanding, $.001 par value (unlimited shares authorized)	69,664,339	105,121,853	1,336,434	30,414,291	11,134,114	136,775,418
Net Asset Value Per Share	$12.19	$13.71	$15.75	$10.99	$13.83	$9.22

Investments, at cost (excluding derivatives)	$934,949,009	$2,083,248,501	$282,572,535	$585,152,647	$610,369,836	$1,387,548,646
Foreign currency held, at cost	–	–	–	–	1,315,451	53
Premiums received from outstanding options written	–	–	–	–	1,010,977	–

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2023

	Managed Bond Portfolio	Short Duration Bond Portfolio	Emerging Markets Debt Portfolio	Dividend Growth Portfolio	Equity Index Portfolio	Focused Growth Portfolio
ASSETS
Investments, at value (excluding derivatives)	$3,221,958,570	$1,832,701,180	$213,891,044	$903,464,614	$4,555,388,849	$966,438,946
Cash	–	6	2,114,314	–	–	61,088
Cash (segregated for derivative investments)	7,849,000	–	875,000	–	2,860,400	–
Foreign currency held, at value	18,525,999	666	–	109,147	–	–
Receivables:
Dividends and interest	17,808,559	14,900,942	5,185,223	1,386,791	4,228,392	328,109
Fund shares sold	41,587	569,304	2,245	35,763	905,632	–
Securities sold	1,069,640,033	–	–	–	–	–
Variation margin on futures contracts	568,658	340,406	2,006,879	–	–	–
Variation margin on swap agreements	1,282,160	–	209,252	–	–	–
Forward foreign currency contracts appreciation	1,614,188	–	127,285	–	–	–
Outstanding purchased options, at value	1,007,268	–	–	–	–	–
Swap agreements appreciation	575,149	–	–	–	–	–
Prepaid expenses and other assets	5,144	4,489	1,990	2,615	9,482	2,036
Total Assets	4,340,876,315	1,848,516,993	224,413,232	904,998,930	4,563,392,755	966,830,179
LIABILITIES
Payables:
Fund shares redeemed	1,018,687	926,579	125,408	321,784	545,862	505,333
Securities purchased	1,936,751,820	8,034,880	447,408	–	–	–
Securities sold short, at value	17,744,344	–	–	–	–	–
Sale-buyback financing transactions	105,957,676	–	–	–	–	–
Due to custodian	10,290,287	–	33,501	–	–	–
Due to broker	52,240,167	–	–	–	–	–
Swap agreements	5,193	–	63	–	–	–
Variation margin on futures contracts	–	–	–	–	146,988	–
Accrued advisory fees	717,885	624,065	137,557	480,753	181,784	574,394
Accrued service fees	111,664	70,938	3,880	103,222	624,096	48,975
Accrued support service expenses	50,409	42,662	5,058	20,443	100,971	21,448
Accrued custodian and portfolio accounting fees	103,533	74,920	43,209	35,703	107,274	28,194
Accrued shareholder report expenses	20,847	10,672	4,660	9,886	26,844	4,883
Accrued trustees’ fees and deferred compensation	130,475	59,394	19,233	44,654	103,800	2,651
Accrued foreign capital gains tax	–	–	254	–	–	–
Accrued dividends and interest	73,761	–	–	–	–	3
Accrued other	66,777	50,355	12,005	36,030	110,864	26,474
Forward foreign currency contracts depreciation	2,202,659	–	603,934	–	–	–
Outstanding options written, at value	406,353	–	–	–	–	–
Swap premiums received	624,468	–	217,045	–	–	–
Swap agreements depreciation	–	–	45,545	–	–	–
Total Liabilities	2,128,517,005	9,894,465	1,698,760	1,052,475	1,948,483	1,212,355
NET ASSETS	$2,212,359,310	$1,838,622,528	$222,714,472	$903,946,455	$4,561,444,272	$965,617,824
NET ASSETS CONSIST OF:
Paid-in capital	$1,452,636,737	$1,685,939,302	$137,284,581	($396,924,359)	$165,353,492	$852,024,981
Undistributed/accumulated earnings (deficit)	759,722,573	152,683,226	85,429,891	1,300,870,814	4,396,090,780	113,592,843
NET ASSETS	$2,212,359,310	$1,838,622,528	$222,714,472	$903,946,455	$4,561,444,272	$965,617,824
Class I Shares:
Net Assets	$661,184,207	$418,842,080	$23,149,557	$615,998,027	$3,750,952,223	$295,820,445
Shares outstanding, $.001 par value (unlimited shares authorized)	48,898,686	39,093,223	1,864,560	16,465,927	30,615,481	5,137,591
Net Asset Value Per Share	$13.52	$10.71	$12.42	$37.41	$122.52	$57.58
Class P Shares:
Net Assets	$1,551,175,103	$1,419,780,448	$199,564,915	$287,948,428	$810,492,049	$669,797,379
Shares outstanding, $.001 par value (unlimited shares authorized)	103,017,561	126,212,415	15,710,661	6,945,058	6,341,649	11,326,139
Net Asset Value Per Share	$15.06	$11.25	$12.70	$41.46	$127.80	$59.14

Investments, at cost (excluding derivatives)	$3,338,534,155	$1,849,271,245	$209,925,815	$660,782,842	$2,400,413,367	$786,531,120
Foreign currency held, at cost	18,512,436	654	–	101,785	–	–
Proceeds from securities sold short	16,750,566	–	–	–	–	–
Outstanding purchased options, at cost	616,896	–	–	–	–	–
Premiums received from outstanding options written	405,809	–	–	–	–	–

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2023

	Growth Portfolio	Hedged Equity Portfolio	Large-Cap Core Portfolio	Large-Cap Growth Portfolio	Large-Cap Value Portfolio	Mid-Cap Equity Portfolio
ASSETS
Investments, at value (excluding derivatives)	$1,437,454,278	$279,121,588	$1,876,003,144	$1,443,231,143	$1,286,884,518	$605,223,786
Cash	708	11,000	–	–	–	20,515
Cash (segregated for derivative investments)	–	435,000	–	–	–	2,698,000
Foreign currency held, at value	–	–	302	230,081	–	–
Receivables:
Dividends and interest	403,762	296,780	1,019,063	756,793	2,498,798	2,900,547
Fund shares sold	29,659	201,177	16,041	20,778	72	6,086
Securities sold	–	11,732,950	2,834,852	–	–	–
Due from broker	–	–	–	–	–	998,739
Outstanding purchased options, at value	–	2,228,970	–	–	–	–
Swap agreements appreciation	–	–	–	–	–	72,232,676
Prepaid expenses and other assets	4,585	512	3,650	2,530	2,621	1,285
Total Assets	1,437,892,992	294,027,977	1,879,877,052	1,444,241,325	1,289,386,009	684,081,634
LIABILITIES
Payables:
Fund shares redeemed	754,011	57,897	899,172	802,357	620,722	354,308
Securities purchased	–	18,009,130	13,459,045	–	–	–
Due to broker	–	–	–	–	–	75,690,000
Variation margin on futures contracts	–	26,372	–	–	–	109,199
Accrued advisory fees	661,704	141,998	700,911	750,585	652,201	226,759
Accrued service fees	135,961	44,503	102,572	61,632	74,887	65,092
Accrued support service expenses	32,349	6,050	41,664	32,126	29,122	13,453
Accrued custodian and portfolio accounting fees	39,487	26,968	45,331	35,650	33,255	20,825
Accrued shareholder report expenses	11,287	958	8,475	4,967	9,872	2,793
Accrued trustees’ fees and deferred compensation	67,049	–	70,378	48,679	68,416	34,607
Accrued dividends and interest	41	–	–	7	–	–
Accrued offering expenses	–	22,365	–	–	–	–
Accrued other	37,694	5,692	65,340	27,772	32,544	17,189
Outstanding options written, at value	–	2,325,234	–	–	–	–
Total Liabilities	1,739,583	20,667,167	15,392,888	1,763,775	1,521,019	76,534,225
NET ASSETS	$1,436,153,409	$273,360,810	$1,864,484,164	$1,442,477,550	$1,287,864,990	$607,547,409
NET ASSETS CONSIST OF:
Paid-in capital	($380,599,658)	$249,556,873	$653,710,650	($412,918,752)	($1,086,091,696)	$1,508,597,344
Undistributed/accumulated earnings (deficit)	1,816,753,067	23,803,937	1,210,773,514	1,855,396,302	2,373,956,686	(901,049,935)
NET ASSETS	$1,436,153,409	$273,360,810	$1,864,484,164	$1,442,477,550	$1,287,864,990	$607,547,409
Class I Shares:
Net Assets	$812,453,456	$266,271,918	$614,725,189	$372,191,883	$449,207,997	$392,654,769
Shares outstanding, $.001 par value (unlimited shares authorized)	13,425,847	23,740,764	8,875,567	16,762,950	12,171,434	12,037,338
Net Asset Value Per Share	$60.51	$11.22	$69.26	$22.20	$36.91	$32.62
Class P Shares:
Net Assets	$623,699,953	$7,088,892	$1,249,758,975	$1,070,285,667	$838,656,993	$214,892,640
Shares outstanding, $.001 par value (unlimited shares authorized)	9,455,944	628,673	16,052,297	40,540,713	20,503,470	5,294,410
Net Asset Value Per Share	$65.96	$11.28	$77.86	$26.40	$40.90	$40.59

Investments, at cost (excluding derivatives)	$922,236,828	$241,815,220	$1,641,395,751	$1,152,965,093	$935,917,664	$598,568,602
Foreign currency held, at cost	–	–	304	228,242	–	–
Outstanding purchased options, at cost	–	2,297,730	–	–	–	–
Premiums received from outstanding options written	–	2,307,471	–	–	–	–
Commitments and contingent liabilities (1)	–	–	–	–	–	–

(1)	The Hedged Equity Portfolio has expense reimbursements that are subject to recoupment as discussed in Note 7B in the Notes to Financial Statements.

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2023

	Mid-Cap Growth Portfolio	Mid-Cap Value Portfolio	Small-Cap Equity Portfolio	Small-Cap Growth Portfolio	Small-Cap Index Portfolio	Small-Cap Value Portfolio
ASSETS
Investments, at value (excluding derivatives)	$936,356,989	$347,433,542	$238,034,440	$290,714,722	$697,687,326	$290,955,276
Cash	–	3,032	5,833	1,067	25,686	3,532
Cash (segregated for derivative investments)	–	–	45,800	–	387,600	–
Foreign currency held, at value	–	–	12,984	9	1,393	–
Receivables:
Dividends and interest	299,642	412,861	325,957	64,405	756,378	303,498
Fund shares sold	18,006	3,501	24,359	–	112,059	31,221
Securities sold	558,978	889,197	74,380	–	298,045	2,256,317
Prepaid expenses and other assets	1,660	1,033	462	597	1,408	574
Total Assets	937,235,275	348,743,166	238,524,215	290,780,800	699,269,895	293,550,418
LIABILITIES
Payables:
Fund shares redeemed	531,026	172,929	165,009	146,627	245,970	204,864
Securities purchased	496,974	474,491	100,247	–	398,460	2,061,976
Variation margin on futures contracts	–	–	10,942	–	93,250	–
Accrued advisory fees	520,469	202,156	127,965	143,459	171,908	179,403
Accrued service fees	66,048	25,076	17,395	25,876	92,597	32,864
Accrued support service expenses	20,176	7,584	5,129	6,300	14,979	6,216
Accrued custodian and portfolio accounting fees	23,946	18,718	30,033	16,876	30,548	14,404
Accrued shareholder report expenses	6,805	6,999	2,433	1,885	5,771	3,426
Accrued trustees’ fees and deferred compensation	28,224	28,145	13,693	12,529	31,358	15,819
Accrued dividends and interest	–	–	–	5	–	–
Accrued other	21,441	15,692	11,844	8,359	34,728	9,942
Total Liabilities	1,715,109	951,790	484,690	361,916	1,119,569	2,528,914
NET ASSETS	$935,520,166	$347,791,376	$238,039,525	$290,418,884	$698,150,326	$291,021,504
NET ASSETS CONSIST OF:
Paid-in capital	($151,784,850)	($1,074,908,212)	($227,051,502)	$152,460,597	$93,005,980	($72,748,437)
Undistributed/accumulated earnings (deficit)	1,087,305,016	1,422,699,588	465,091,027	137,958,287	605,144,346	363,769,941
NET ASSETS	$935,520,166	$347,791,376	$238,039,525	$290,418,884	$698,150,326	$291,021,504
Class I Shares:
Net Assets	$401,939,624	$151,414,196	$105,145,479	$157,383,205	$563,674,445	$199,968,411
Shares outstanding, $.001 par value (unlimited shares authorized)	15,134,158	5,117,807	3,538,387	5,881,426	17,397,962	7,253,235
Net Asset Value Per Share	$26.56	$29.59	$29.72	$26.76	$32.40	$27.57
Class P Shares:
Net Assets	$533,580,542	$196,377,180	$132,894,046	$133,035,679	$134,475,881	$91,053,093
Shares outstanding, $.001 par value (unlimited shares authorized)	18,148,798	4,444,511	3,396,040	4,175,917	4,055,738	2,686,171
Net Asset Value Per Share	$29.40	$44.18	$39.13	$31.86	$33.16	$33.90

Investments, at cost (excluding derivatives)	$825,088,203	$283,605,941	$232,299,350	$288,576,899	$591,751,845	$296,953,969
Foreign currency held, at cost	–	–	13,008	8	1,501	–

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2023

	Value Portfolio	Value Advantage Portfolio	Emerging Markets Portfolio	International Growth Portfolio	International Large-Cap Portfolio	International Small-Cap Portfolio
ASSETS
Investments, at value (excluding derivatives)	$968,318,334	$791,837,028	$616,716,246	$859,377,446	$984,511,722	$212,272,185
Cash	–	–	–	–	55,782	–
Foreign currency held, at value	761	–	3,629,988	–	31,598	522,679
Receivables:
Dividends and interest	2,518,526	818,968	2,152,088	1,810,973	9,549,218	1,424,064
Fund shares sold	13,529	55,583	43,243	482	22,351	22,529
Securities sold	1,083,323	–	2,046,045	3,872,271	–	–
Other	–	–	240,240	–	–	–
Forward foreign currency contracts appreciation	4,217	–	–	–	–	–
Prepaid expenses and other assets	2,132	1,711	4,736	4,702	4,640	662
Total Assets	971,940,822	792,713,290	624,832,586	865,065,874	994,175,311	214,242,119
LIABILITIES
Payables:
Fund shares redeemed	468,523	410,460	191,007	518,575	390,655	127,004
Securities purchased	1,343,625	109,776	361,552	888,126	–	–
Accrued advisory fees	519,406	435,845	411,560	505,841	615,246	147,392
Accrued service fees	38,740	16,404	55,501	628	99,118	13,711
Accrued support service expenses	21,934	17,622	13,884	19,433	22,077	4,706
Accrued custodian and portfolio accounting fees	31,153	24,924	87,151	38,871	63,800	27,874
Accrued shareholder report expenses	7,257	6,763	9,544	3,682	11,505	2,405
Accrued trustees’ fees and deferred compensation	35,354	25,053	60,909	–	65,506	24,048
Accrued foreign capital gains tax	–	–	3,108,849	–	760,405	–
Accrued dividends and interest	–	–	–	–	31	–
Accrued offering expenses	–	–	–	12,558	–	–
Accrued other	27,125	21,853	21,704	7,672	14,697	4,160
Forward foreign currency contracts depreciation	757,185	–	–	–	–	–
Other liabilities	1,159	–	–	–	–	–
Total Liabilities	3,251,461	1,068,700	4,321,661	1,995,386	2,043,040	351,300
NET ASSETS	$968,689,361	$791,644,590	$620,510,925	$863,070,488	$992,132,271	$213,890,819
NET ASSETS CONSIST OF:
Paid-in capital	$14,370,563	($275,439,969)	($113,186,063)	$930,610,292	($320,364,746)	($315,648,114)
Undistributed/accumulated earnings (deficit)	954,318,798	1,067,084,559	733,696,988	(67,539,804)	1,312,497,017	529,538,933
NET ASSETS	$968,689,361	$791,644,590	$620,510,925	$863,070,488	$992,132,271	$213,890,819
Class I Shares:
Net Assets	$230,759,723	$98,745,997	$335,719,040	$3,838,325	$599,870,399	$83,189,860
Shares outstanding, $.001 par value (unlimited shares authorized)	11,426,115	3,847,055	18,627,723	433,812	43,270,396	6,444,094
Net Asset Value Per Share	$20.20	$25.67	$18.02	$8.85	$13.86	$12.91
Class P Shares:
Net Assets	$737,929,638	$692,898,593	$284,791,885	$859,232,163	$392,261,872	$130,700,959
Shares outstanding, $.001 par value (unlimited shares authorized)	31,630,928	26,425,065	15,109,946	96,518,081	26,060,257	7,271,911
Net Asset Value Per Share	$23.33	$26.22	$18.85	$8.90	$15.05	$17.97

Investments, at cost (excluding derivatives)	$947,019,388	$610,991,746	$606,194,665	$807,698,275	$756,323,958	$204,591,972
Foreign currency held, at cost	760	–	3,676,382	–	31,650	488,754

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2023

	International Value Portfolio	Health Sciences Portfolio	Real Estate Portfolio	Technology Portfolio	ESG Diversified Portfolio	ESG Diversified Growth Portfolio
ASSETS
Investments, at value (excluding derivatives)	$974,510,968	$400,838,014	$361,192,585	$304,617,750	$33,472,983	$15,130,442
Cash	–	–	–	1,778	–	–
Foreign currency held, at value	835,372	652	–	14	–	–
Receivables:
Dividends and interest	9,312,970	392,272	1,877,475	29,829	52,820	14,333
Fund shares sold	27,998	197,030	19	4,076	144,590	13,045
Securities sold	978,662	–	528,703	–	–	–
Due from adviser	–	–	–	–	4,265	4,934
Prepaid expenses and other assets	4,417	901	1,081	2,099	91	43
Total Assets	985,670,387	401,428,869	363,599,863	304,655,546	33,674,749	15,162,797
LIABILITIES
Payables:
Fund shares redeemed	451,254	13,803	292,944	234,287	–	79
Securities purchased	–	–	155,017	–	197,418	27,302
Accrued advisory fees	533,359	299,959	226,928	226,245	5,529	2,483
Accrued service fees	53,684	66,339	36,705	49,900	5,488	2,265
Accrued support service expenses	22,130	8,978	7,995	6,638	736	327
Accrued custodian and portfolio accounting fees	75,264	17,541	14,065	14,102	11,834	11,733
Accrued shareholder report expenses	9,968	3,132	4,074	1,651	121	75
Accrued trustees’ fees and deferred compensation	50,586	12,821	22,251	6,059	–	–
Accrued foreign capital gains tax	495,034	–	–	–	–	–
Accrued dividends and interest	–	–	–	8	–	–
Accrued offering expenses	–	–	–	–	22,475	12,675
Accrued other	13,005	6,312	11,682	7,306	2,338	2,167
Forward foreign currency contracts depreciation	–	125,292	–	–	–	–
Total Liabilities	1,704,284	554,177	771,661	546,196	245,939	59,106
NET ASSETS	$983,966,103	$400,874,692	$362,828,202	$304,109,350	$33,428,810	$15,103,691
NET ASSETS CONSIST OF:
Paid-in capital	$1,542,138,186	($94,508,541)	$248,071,441	$119,318,043	$31,846,977	$14,848,806
Undistributed/accumulated earnings (deficit)	(558,172,083)	495,383,233	114,756,761	184,791,307	1,581,833	254,885
NET ASSETS	$983,966,103	$400,874,692	$362,828,202	$304,109,350	$33,428,810	$15,103,691
Class I Shares:
Net Assets	$322,538,286	$398,866,825	$220,532,509	$301,812,925	$33,177,214	$13,687,130
Shares outstanding, $.001 par value (unlimited shares authorized)	19,052,563	6,325,047	6,570,609	18,581,123	3,209,416	1,404,448
Net Asset Value Per Share	$16.93	$63.06	$33.56	$16.24	$10.34	$9.75
Class P Shares:
Net Assets	$661,427,817	$2,007,867	$142,295,693	$2,296,425	$251,596	$1,416,561
Shares outstanding, $.001 par value (unlimited shares authorized)	34,527,923	28,770	4,023,658	110,562	24,208	144,817
Net Asset Value Per Share	$19.16	$69.79	$35.36	$20.77	$10.39	$9.78

Investments, at cost (excluding derivatives)	$873,605,300	$341,517,647	$347,628,563	$218,876,825	$31,668,739	$14,142,919
Foreign currency held, at cost	802,137	653	–	13	–	–
Commitments and contingent liabilities (1)	–	–	–	–	–	–

(1)	The ESG Diversified Portfolio and ESG Diversified Growth Portfolio have expense reimbursements that are subject to recoupment as discussed in Note 7B in the Notes to Financial Statements.

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2023

	PSF Avantis Balanced Allocation Portfolio	Pacific Dynamix– Conservative Growth Portfolio	Pacific Dynamix– Moderate Growth Portfolio	Pacific Dynamix– Growth Portfolio	Portfolio Optimization Conservative Portfolio	Portfolio Optimization Moderate- Conservative Portfolio
ASSETS
Investments, at value (excluding derivatives)	$331,343,814	$–	$–	$–	$–	$–
Investments in affiliated mutual funds, at value	–	501,468,194	2,527,694,474	1,958,257,022	1,075,423,464	1,570,734,869
Cash	1,716,733	–	–	–	–	–
Receivables:
Dividends and interest	140,527	–	–	–	–	–
Fund shares sold	–	10,252	205,883	329,633	510	–
Securities sold	110,442	489,563	–	2,509,712	652,529	977,382
Due from adviser	–	25,933	72,134	81,282	–	–
Prepaid expenses and other assets	1,058	1,623	7,951	6,041	3,579	5,130
Total Assets	333,312,574	501,995,565	2,527,980,442	1,961,183,690	1,076,080,082	1,571,717,381
LIABILITIES
Payables:
Fund shares redeemed	110,442	499,815	37,244	2,839,345	653,040	977,382
Securities purchased	140,527	–	168,639	–	–	–
Accrued advisory fees	39,084	84,322	423,654	326,061	90,635	131,992
Accrued distribution fees	13,833	–	–	–	–	–
Accrued service fees	55,330	82,670	414,654	318,032	181,239	263,906
Accrued support service expenses	7,504	11,344	57,049	43,550	24,514	35,640
Accrued custodian and portfolio accounting fees	14,164	12,256	13,422	13,029	15,133	16,338
Accrued shareholder report expenses	2,174	8,883	19,512	10,454	11,063	16,661
Accrued trustees’ fees and deferred compensation	3,239	12,573	51,698	17,112	46,165	71,438
Accrued other	9,143	15,270	65,032	48,943	31,199	43,733
Total Liabilities	395,440	727,133	1,250,904	3,616,526	1,052,988	1,557,090
NET ASSETS	$332,917,134	$501,268,432	$2,526,729,538	$1,957,567,164	$1,075,027,094	$1,570,160,291
NET ASSETS CONSIST OF:
Paid-in capital	$241,017,494	$241,499,559	$1,096,270,879	$1,245,153,902	$189,561,811	($233,761,254)
Undistributed/accumulated earnings (deficit)	91,899,640	259,768,873	1,430,458,659	712,413,262	885,465,283	1,803,921,545
NET ASSETS	$332,917,134	$501,268,432	$2,526,729,538	$1,957,567,164	$1,075,027,094	$1,570,160,291
Class D Shares:
Net Assets	$329,903,690
Shares outstanding, $.001 par value (unlimited shares authorized)	20,146,928
Net Asset Value Per Share	$16.37
Class I Shares:
Net Assets		$491,555,951	$2,472,289,944	$1,908,244,163	$1,074,843,552	$1,569,692,492
Shares outstanding, $.001 par value (unlimited shares authorized)		24,778,706	91,422,199	59,368,177	74,419,368	93,384,802
Net Asset Value Per Share		$19.84	$27.04	$32.14	$14.44	$16.81
Class P Shares:
Net Assets	$3,013,444	$9,712,481	$54,439,594	$49,323,001	$183,542	$467,799
Shares outstanding, $.001 par value (unlimited shares authorized)	182,098	485,526	1,996,218	1,521,676	12,601	27,598
Net Asset Value Per Share	$16.55	$20.00	$27.27	$32.41	$14.57	$16.95

Investments, at cost (excluding derivatives)	$298,570,129	$–	$–	$–	$–	$–
Investments in affiliated mutual funds, at cost	–	451,433,782	2,078,268,424	1,680,771,198	1,042,882,594	1,444,311,703
Commitments and contingent liabilities (1)	–	–	–	–	–	–

(1)

The Pacific Dynamix – Conservative Growth Portfolio, Pacific Dynamix – Moderate Growth Portfolio, and Pacific Dynamix – Growth Portfolio have expense reimbursements that are subject to recoupment as discussed in Note 7B in the Notes to Financial Statements.

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2023

	Portfolio Optimization Moderate Portfolio	Portfolio Optimization Growth Portfolio	Portfolio Optimization Aggressive- Growth Portfolio	PD 1-3 Year Corporate Bond Portfolio	PD Aggregate Bond Index Portfolio	PD High Yield Bond Market Portfolio
ASSETS
Investments, at value (excluding derivatives)	$–	$–	$–	$298,498,986	$1,193,323,038	$179,629,463
Investments in affiliated mutual funds, at value	7,015,908,418	6,567,973,417	1,605,314,055	–	–	–
Foreign currency held, at value	–	–	–	–	–	118
Receivables:
Dividends and interest	–	–	–	2,912,674	8,108,181	3,098,142
Fund shares sold	3,661	–	9,590	10,118	48,062	5,902
Securities sold	4,476,658	4,586,271	366,194	555,756	1,816,486	–
Prepaid expenses and other assets	22,544	20,959	5,055	783	2,610	400
Total Assets	7,020,411,281	6,572,580,647	1,605,694,894	301,978,317	1,203,298,377	182,734,025
LIABILITIES
Payables:
Fund shares redeemed	4,480,319	4,586,271	375,784	194,643	571,663	119,971
Securities purchased	–	–	–	6,214,560	12,926,455	552,432
Accrued advisory fees	588,204	549,746	134,025	39,746	141,629	33,678
Accrued service fees	1,176,073	1,098,712	267,476	–	–	–
Accrued support service expenses	158,313	147,781	35,942	6,841	27,088	4,115
Accrued custodian and portfolio accounting fees	19,497	19,237	16,117	27,972	113,204	27,958
Accrued shareholder report expenses	69,479	61,172	14,183	1,939	8,494	2,613
Accrued trustees’ fees and deferred compensation	275,017	232,385	51,392	4,451	20,954	6,619
Accrued other	183,556	170,122	42,338	9,307	29,961	6,326
Total Liabilities	6,950,458	6,865,426	937,257	6,499,459	13,839,448	753,712
NET ASSETS	$7,013,460,823	$6,565,715,221	$1,604,757,637	$295,478,858	$1,189,458,929	$181,980,313
NET ASSETS CONSIST OF:
Paid-in capital	($1,433,150,945)	($1,897,631,550)	($408,666,514)	$265,256,936	$1,088,467,022	$74,492,335
Undistributed/accumulated earnings (deficit)	8,446,611,768	8,463,346,771	2,013,424,151	30,221,922	100,991,907	107,487,978
NET ASSETS	$7,013,460,823	$6,565,715,221	$1,604,757,637	$295,478,858	$1,189,458,929	$181,980,313
Class I Shares:
Net Assets	$7,011,414,334	$6,561,006,710	$1,601,320,871
Shares outstanding, $.001 par value (unlimited shares authorized)	363,717,615	305,043,373	70,059,754
Net Asset Value Per Share	$19.28	$21.51	$22.86
Class P Shares:
Net Assets	$2,046,489	$4,708,511	$3,436,766	$295,478,858	$1,189,458,929	$181,980,313
Shares outstanding, $.001 par value (unlimited shares authorized)	105,280	217,096	149,113	25,590,079	93,318,813	9,464,288
Net Asset Value Per Share	$19.44	$21.69	$23.05	$11.55	$12.75	$19.23

Investments, at cost	$–	$–	$–	$297,455,457	$1,304,403,154	$187,567,157
Investments in affiliated mutual funds, at cost	6,104,753,937	5,532,751,713	1,313,284,729	–	–	–
Foreign currency held, at cost	–	–	–	–	–	117

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2023

	PD Large-Cap Growth Index Portfolio	PD Large-Cap Value Index Portfolio	PD Mid-Cap Index Portfolio	PD Small-Cap Growth Index Portfolio	PD Small-Cap Value Index Portfolio	PD Emerging Markets Index Portfolio
ASSETS
Investments, at value (excluding derivatives)	$1,012,656,484	$1,003,293,879	$349,288,244	$72,141,577	$88,577,912	$98,691,015
Cash	–	2,012	1,209	506	5,828	–
Cash (segregated for derivative investments)	310,000	299,000	221,000	29,000	38,400	–
Foreign currency held, at value	–	–	–	–	–	468,001
Receivables:
Dividends and interest	523,660	1,379,171	462,265	25,289	156,038	267,672
Fund shares sold	33,728	32,885	10,962	1,686	2,530	2,530
Securities sold	–	72,652	247,907	–	73,982	–
Variation margin on futures contracts	–	–	–	–	–	1,217
Prepaid expenses and other assets	1,993	2,040	703	135	165	1,837
Total Assets	1,013,525,865	1,005,081,639	350,232,290	72,198,193	88,854,855	99,432,272
LIABILITIES
Payables:
Fund shares redeemed	625,881	615,780	210,259	52,642	55,090	80,187
Securities purchased	–	627,136	234,484	305	195,603	–
Variation margin on futures contracts	23,054	35,808	28,636	6,687	8,938	–
Accrued advisory fees	106,910	105,475	39,916	8,277	10,194	13,448
Accrued support service expenses	22,690	22,401	7,693	1,537	1,892	2,213
Accrued custodian and portfolio accounting fees	30,242	33,954	19,653	15,028	17,165	98,035
Accrued shareholder report expenses	6,081	6,130	2,651	493	937	1,290
Accrued trustees’ fees and deferred compensation	15,125	15,848	1,309	2,067	2,645	4,714
Accrued foreign capital gains tax	–	–	–	–	–	500,662
Accrued dividends and interest	–	–	–	–	–	597
Accrued other	39,636	42,376	15,043	2,331	2,950	8,941
Other liabilities	–	–	–	–	–	139
Total Liabilities	869,619	1,504,908	559,644	89,367	295,414	710,226
NET ASSETS	$1,012,656,246	$1,003,576,731	$349,672,646	$72,108,826	$88,559,441	$98,722,046
NET ASSETS CONSIST OF:
Paid-in capital	($9,457,249)	$314,767,185	$244,705,980	($1,780,098)	($8,963,283)	$46,035,429
Undistributed/accumulated earnings (deficit)	1,022,113,495	688,809,546	104,966,666	73,888,924	97,522,724	52,686,617
NET ASSETS	$1,012,656,246	$1,003,576,731	$349,672,646	$72,108,826	$88,559,441	$98,722,046
Shares outstanding, $.001 par value (unlimited Class P shares authorized)	12,215,901	22,535,595	26,322,989	1,754,862	2,498,036	5,587,084
Net Asset Value Per Share	$82.90	$44.53	$13.28	$41.09	$35.45	$17.67

Investments, at cost (excluding derivatives)	$753,161,187	$861,945,372	$322,356,311	$67,235,052	$87,918,553	$111,320,596
Foreign currency held, at cost	–	–	–	–	–	483,057

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2023

PD International Large-Cap Index Portfolio
ASSETS
Investments, at value (excluding derivatives)	$691,415,294
Foreign currency held, at value	657,326
Receivables:
Dividends and interest	3,671,121
Fund shares sold	20,237
Securities sold	137,617
Variation margin on futures contracts	6,111
Prepaid expenses and other assets	1,938
Total Assets	695,909,644
LIABILITIES
Payables:
Fund shares redeemed	473,160
Accrued advisory fees	86,524
Accrued support service expenses	15,504
Accrued custodian and portfolio accounting fees	63,388
Accrued shareholder report expenses	4,730
Accrued trustees’ fees and deferred compensation	11,641
Accrued other	38,019
Total Liabilities	692,966
NET ASSETS	$695,216,678
NET ASSETS CONSIST OF:
Paid-in capital	$384,403,861
Undistributed/accumulated earnings (deficit)	310,812,817
NET ASSETS	$695,216,678
Shares outstanding, $.001 par value (unlimited Class P shares authorized)	27,160,172
Net Asset Value Per Share	$25.60

Investments, at cost (excluding derivatives)	$628,351,936
Foreign currency held, at cost	651,828

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2023

	Core Income Portfolio	Diversified Bond Portfolio	Floating Rate Income Portfolio	High Yield Bond Portfolio	Inflation Managed Portfolio	Intermediate Bond Portfolio
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$–	$–	$892,203	$528,931	$–	$–
Interest, net of foreign taxes withheld	41,271,649	102,418,400	34,539,021	47,788,292	25,369,461	48,257,974
Other	180,776	–	–	–	–	–
Total Investment Income	41,452,425	102,418,400	35,431,224	48,317,223	25,369,461	48,257,974

EXPENSES
Advisory fees	3,992,772	8,549,325	2,483,471	2,697,929	2,193,342	5,194,417
Service fees - Class I	94,923	1,242,287	501,775	460,046	536,076	31,515
Support services expenses	66,700	177,019	31,708	55,606	44,660	107,687
Custodian fees and expenses	13,591	408,855	18,750	8,045	62,070	26,897
Portfolio accounting fees	136,342	330,841	147,389	99,426	91,577	189,757
Shareholder report expenses	8,633	14,968	2,795	5,198	5,248	13,308
Legal and audit fees	35,068	80,400	13,762	25,864	21,338	53,324
Trustees’ fees	20,765	63,996	12,461	21,068	16,861	34,399
Interest expense	7,128	47,457	23,958	21,789	517,368	11,771
Other	22,930	63,850	18,229	28,260	22,762	37,835
Total Expenses	4,398,852	10,978,998	3,254,298	3,423,231	3,511,302	5,700,910
Net Expenses	4,398,852	10,978,998	3,254,298	3,423,231	3,511,302	5,700,910
NET INVESTMENT INCOME (LOSS)	37,053,573	91,439,402	32,176,926	44,893,992	21,858,159	42,557,064

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment security transactions	(13,719,689)	(257,911,189)	(20,117,017)	(74,532,224)	(40,863,776)	(31,402,722)
Foreign currency transactions	–	2,568,646	–	–	(170,818)	–
Forward foreign currency contract transactions	–	(10,801,958)	–	–	65,229	–
Futures contract transactions	–	(64,889,788)	–	–	2,408,494	–
Purchased option transactions	–	(12,752,917)	–	–	(663,259)	–
Written option transactions	–	15,380,490	–	–	1,225,792	–
Swap transactions	–	49,806,271	–	–	(10,744,902)	–
Net Realized Gain (Loss)	(13,719,689)	(278,600,445)	(20,117,017)	(74,532,224)	(48,743,240)	(31,402,722)

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities, net of deferred foreign capital gains tax	31,241,886	303,062,429	36,803,278	107,330,710	40,693,490	63,704,745
Foreign currencies	–	485,314	–	–	(411,452)	2
Forward foreign currency contracts	–	1,968,166	–	–	789,438	–
Futures contracts	–	10,396,099	–	–	(6,149,582)	–
Purchased options	–	499,510	–	–	(24,073)	–
Swaps	–	(47,074,077)	–	–	10,873,673	–
Written options	–	263,304	–	–	150,393	–
Change in Net Unrealized Appreciation (Depreciation)	31,241,886	269,600,745	36,803,278	107,330,710	45,921,887	63,704,747
NET GAIN (LOSS)	17,522,197	(8,999,700)	16,686,261	32,798,486	(2,821,353)	32,302,025
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$54,575,770	$82,439,702	$48,863,187	$77,692,478	$19,036,806	$74,859,089

Foreign taxes withheld on dividends and interest	$–	$105,069	$–	$–	$–	$–
Change in deferred foreign capital gains tax	–	2,073	–	–	–	–

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2023

	Managed Bond Portfolio	Short Duration Bond Portfolio	Emerging Markets Debt Portfolio	Dividend Growth Portfolio	Equity Index Portfolio	Focused Growth Portfolio
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$13,532	$–	$–	$21,054,475	$67,834,633	$6,766,451
Interest, net of foreign taxes withheld	106,280,657	74,938,860	15,131,759	1,939,728	1,161,675	876,285
Total Investment Income	106,294,189	74,938,860	15,131,759	22,994,203	68,996,308	7,642,736

EXPENSES
Advisory fees	9,246,328	7,272,406	1,593,889	8,068,056	2,019,599	6,698,983
Service fees - Class I	1,312,476	858,794	44,385	1,159,800	6,761,507	512,071
Support services expenses	191,467	151,056	16,721	98,850	342,523	77,369
Custodian fees and expenses	136,176	48,255	89,389	18,485	45,989	11,615
Portfolio accounting fees	286,596	228,521	75,827	132,143	368,798	97,245
Shareholder report expenses	21,728	18,600	1,439	11,848	37,813	8,970
Legal and audit fees	94,414	78,307	8,432	48,868	171,792	38,720
Trustees’ fees	68,366	51,936	5,414	36,958	118,274	24,824
Interest expense	465,736	11,989	22,683	6,472	23,225	9,274
Other	64,606	48,672	12,322	39,509	111,724	30,453
Total Expenses	11,887,893	8,768,536	1,870,501	9,620,989	10,001,244	7,509,524
Advisory Fee Waiver	(346,737)	–	(101,522)	(368,238)	–	–
Net Expenses	11,541,156	8,768,536	1,768,979	9,252,751	10,001,244	7,509,524
NET INVESTMENT INCOME (LOSS)	94,753,033	66,170,324	13,362,780	13,741,452	58,995,064	133,212

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment security transactions, net of foreign capital gains tax withheld	(72,267,065)	(26,403,058)	(24,660,666)	240,672,407	73,941,662	23,039,567
Foreign currency transactions	1,073,873	–	537,444	12,592	–	282
Forward foreign currency contract transactions	(12,453,801)	–	(1,129,749)	–	–	–
Futures contract transactions	16,454,440	(3,339,788)	(1,333,982)	–	1,132,764	–
Purchased option transactions	522,943	–	–	–	–	–
Written option transactions	1,213,034	–	–	–	–	–
Swap transactions	(4,592,323)	57,706	(70,519)	–	–	–
Net Realized Gain (Loss)	(70,048,899)	(29,685,140)	(26,657,472)	240,684,999	75,074,426	23,039,849

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities, net of deferred foreign capital gains tax	127,387,461	42,449,365	37,573,380	(113,771,370)	813,975,109	282,534,782
Foreign currencies	(314,561)	12	133,361	17,555	–	2,011
Forward foreign currency contracts	3,621,764	–	(326,992)	–	–	–
Futures contracts	(20,323,453)	(302,265)	345,204	–	1,715,937	–
Purchased options	305,770	–	–	–	–	–
Short positions	(1,008,303)	–	–	–	–	–
Swaps	9,512,033	–	6,740	–	–	–
Written options	1,474,144	–	–	–	–	–
Change in Net Unrealized Appreciation (Depreciation)	120,654,855	42,147,112	37,731,693	(113,753,815)	815,691,046	282,536,793
NET GAIN (LOSS)	50,605,956	12,461,972	11,074,221	126,931,184	890,765,472	305,576,642
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$145,358,989	$78,632,296	$24,437,001	$140,672,636	$949,760,536	$305,709,854

Foreign taxes withheld on dividends and interest	$–	$1	$61,607	$131,040	$17,910	$82,780
Foreign capital gains tax withheld	–	–	43,834	–	–	–
Change in deferred foreign capital gains tax	–	–	254	–	–	–

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2023

	Growth Portfolio	Hedged Equity Portfolio	Large-Cap Core Portfolio	Large-Cap Growth Portfolio	Large-Cap Value Portfolio	Mid-Cap Equity Portfolio
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$8,457,762	$3,086,779	$22,984,526	$6,960,922	$24,685,605	$6,054,876
Interest, net of foreign taxes withheld	1,027,268	213,081	391,113	298,361	1,159,957	5,293,784
Total Investment Income	9,485,030	3,299,860	23,375,639	7,259,283	25,845,562	11,348,660

EXPENSES
Advisory fees	7,405,980	1,206,516	6,572,222	7,427,888	7,069,191	3,809,967
Service fees - Class I	1,455,105	391,708	1,132,880	656,538	856,226	745,056
Support services expenses	111,800	17,174	124,096	89,521	97,957	48,867
Custodian fees and expenses	17,951	38,607	24,277	22,226	12,220	8,909
Portfolio accounting fees	129,570	63,398	144,254	107,198	185,905	74,149
Shareholder report expenses	12,048	2,418	13,561	14,754	10,520	15,889
Legal and audit fees	56,362	8,886	63,431	47,336	48,351	24,030
Trustees’ fees	39,096	5,214	41,160	29,865	33,952	17,247
Interest expense	7,332	18,550	16,602	16,496	6,332	106,621
Recoupment of adviser reimbursement (1)	–	56,204	–	–	–	–
Other	42,846	9,879	41,845	31,507	37,733	22,358
Total Expenses	9,278,090	1,818,554	8,174,328	8,443,329	8,358,387	4,873,093
Advisory Fee Waiver	–	–	–	(734,666)	–	(191,745)
Net Expenses	9,278,090	1,818,554	8,174,328	7,708,663	8,358,387	4,681,348
NET INVESTMENT INCOME (LOSS)	206,940	1,481,306	15,201,311	(449,380)	17,487,175	6,667,312

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment security transactions	71,257,057	930,927	85,246,775	87,537,813	141,742,364	(26,757,097)
Foreign currency transactions	88	–	(528)	36,866	(5)	(155)
Futures contract transactions	–	484,639	(536,300)	–	–	(430,538)
Purchased option transactions	–	(11,294,473)	–	–	–	–
Written option transactions	–	(12,165,101)	–	–	–	–
Swap transactions	–	–	–	–	–	17,550,620
Net Realized Gain (Loss)	71,257,145	(22,044,008)	84,709,947	87,574,679	141,742,359	(9,637,170)

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities	339,333,259	48,337,943	258,041,741	289,100,589	13,941,624	19,560,839
Foreign currencies	755	–	2,257	4,992	30,638	14
Futures contracts	–	102,495	–	–	–	(3,732,469)
Purchased options	–	(78,351)	–	–	–	–
Swaps	–	–	–	–	–	72,232,676
Written options	–	(16,929)	–	–	–	–
Change in Net Unrealized Appreciation (Depreciation)	339,334,014	48,345,158	258,043,998	289,105,581	13,972,262	88,061,060
NET GAIN (LOSS)	410,591,159	26,301,150	342,753,945	376,680,260	155,714,621	78,423,890
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$410,798,099	$27,782,456	$357,955,256	$376,230,880	$173,201,796	$85,091,202

Foreign taxes withheld on dividends and interest	$96,442	$5,802	$139,512	$275,319	$–	$12,622

(1)	Pacific Life Fund Advisors LLC recouped expenses from the Hedged Equity Portfolio (See Note 7B in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2023

	Mid-Cap Growth Portfolio	Mid-Cap Value Portfolio	Small-Cap Equity Portfolio	Small-Cap Growth Portfolio	Small-Cap Index Portfolio	Small-Cap Value Portfolio
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$4,066,803	$8,865,607	$5,059,749	$1,490,752	$10,619,443	$5,608,833
Interest, net of foreign taxes withheld	201,392	433,124	210,678	569,325	286,767	113,976
Total Investment Income	4,268,195	9,298,731	5,270,427	2,060,077	10,906,210	5,722,809

EXPENSES
Advisory fees	5,389,849	3,543,437	1,786,684	1,641,924	1,934,102	2,338,622
Service fees - Class I	738,330	267,918	183,887	300,038	1,038,063	380,420
Support services expenses	64,780	40,534	19,908	22,623	53,827	25,862
Custodian fees and expenses	9,827	10,243	45,903	7,207	19,012	7,892
Portfolio accounting fees	94,421	69,396	63,205	51,639	100,533	61,180
Shareholder report expenses	6,486	4,453	1,883	2,528	5,718	2,523
Legal and audit fees	31,973	19,465	10,334	11,273	38,536	12,156
Trustees’ fees	22,818	13,925	6,272	8,016	18,917	8,278
Interest expense	4,821	2,738	1,693	1,483	4,238	2,614
Licensing fee	–	–	16,239	–	101,856	–
Other	27,473	21,804	13,029	12,668	25,583	16,200
Total Expenses	6,390,778	3,993,913	2,149,037	2,059,399	3,340,385	2,855,747
Advisory Fee Waiver	(192,494)	–	(238,224)	–	–	–
Net Expenses	6,198,284	3,993,913	1,910,813	2,059,399	3,340,385	2,855,747
NET INVESTMENT INCOME (LOSS)	(1,930,089)	5,304,818	3,359,614	678	7,565,825	2,867,062

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment security transactions	29,869,913	102,543,804	(15,925,007)	(23,905,265)	17,399,724	(29,573,881)
Foreign currency transactions	–	33	(14,477)	(104)	–	(5)
Futures contract transactions	–	–	160,285	–	525,777	(2,467)
Net Realized Gain (Loss)	29,869,913	102,543,837	(15,779,199)	(23,905,369)	17,925,501	(29,576,353)

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities	130,320,271	(46,690,808)	39,816,926	62,487,208	74,380,086	43,780,282
Foreign currencies	–	82	1,234	956	30	–
Futures contracts	–	–	43,614	–	402,265	–
Change in Net Unrealized Appreciation (Depreciation)	130,320,271	(46,690,726)	39,861,774	62,488,164	74,782,381	43,780,282
NET GAIN (LOSS)	160,190,184	55,853,111	24,082,575	38,582,795	92,707,882	14,203,929
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$158,260,095	$61,157,929	$27,442,189	$38,583,473	$100,273,707	$17,070,991

Foreign taxes withheld on dividends and interest	$–	$30,215	$38,129	$38,605	$14,031	$18,604

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2023

	Value Portfolio	Value Advantage Portfolio	Emerging Markets Portfolio	International Growth Portfolio	International Large-Cap Portfolio	International Small-Cap Portfolio
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$26,008,438	$19,248,661	$14,273,523	$11,595,789	$23,294,410	$7,399,494
Interest, net of foreign taxes withheld	918,518	671,776	1,358,759	49,650	385,404	83,672
Total Investment Income	26,926,956	19,920,437	15,632,282	11,645,439	23,679,814	7,483,166

EXPENSES
Advisory fees	6,820,143	5,081,671	5,817,379	5,078,437	7,689,027	1,994,531
Service fees - Class I	465,280	201,737	661,977	6,102	1,132,482	155,569
Support services expenses	79,975	64,422	58,635	59,974	82,015	19,355
Custodian fees and expenses	18,732	9,755	137,600	62,111	75,187	67,734
Portfolio accounting fees	84,792	89,358	200,673	64,490	242,427	99,037
Shareholder report expenses	8,878	6,959	6,731	6,695	9,021	1,997
Legal and audit fees	39,573	31,717	29,441	36,904	52,194	12,484
Trustees’ fees	27,954	20,496	21,448	18,292	29,237	7,153
Interest expense	5,201	4,176	4,847	6,197	8,335	24,765
Other	31,237	25,787	31,159	23,908	39,700	14,186
Total Expenses	7,581,765	5,536,078	6,969,890	5,363,110	9,359,625	2,396,811
Advisory Fee Waiver	(716,257)	–	–	–	(296,657)	(35,198)
Net Expenses	6,865,508	5,536,078	6,969,890	5,363,110	9,062,968	2,361,613
NET INVESTMENT INCOME (LOSS)	20,061,448	14,384,359	8,662,392	6,282,329	14,616,846	5,121,553

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment security transactions, net of foreign capital gains tax withheld	28,580,648	43,836,764	(15,526,049)	(68,611,121)	58,761,650	(28,668,540)
Foreign currency transactions	(1,690)	–	(329,615)	184,264	18,696	(104,903)
Forward foreign currency contract transactions	(1,068,389)	–	–	–	–	–
Futures contract transactions	–	–	(467,172)	–	285,691	194,855
Net Realized Gain (Loss)	27,510,569	43,836,764	(16,322,836)	(68,426,857)	59,066,037	(28,578,588)

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities, net of deferred foreign capital gains tax	(3,062,697)	19,119,682	69,381,723	151,588,323	103,951,407	63,009,808
Foreign currencies	19,267	–	(4,557)	60,749	311,847	49,781
Forward foreign currency contracts	(522,407)	–	–	–	–	–
Change in Net Unrealized Appreciation (Depreciation)	(3,565,837)	19,119,682	69,377,166	151,649,072	104,263,254	63,059,589
NET GAIN (LOSS)	23,944,732	62,956,446	53,054,330	83,222,215	163,329,291	34,481,001
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$44,006,180	$77,340,805	$61,716,722	$89,504,544	$177,946,137	$39,602,554

Foreign taxes withheld on dividends and interest	$365,784	$32,613	$1,842,377	$1,193,384	$3,004,802	$652,380
Foreign capital gains tax withheld	–	–	2,303,557	–	273,122	–
Change in deferred foreign capital gains tax	–	–	(365,850)	–	7,872	–

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2023

	International Value Portfolio	Health Sciences Portfolio	Real Estate Portfolio	Technology Portfolio	ESG Diversified Portfolio	ESG Diversified Growth Portfolio
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$33,453,939	$4,772,139	$14,910,917	$1,304,306	$648,217	$284,177
Interest, net of foreign taxes withheld	659,807	653,618	164,296	388,647	–	–
Total Investment Income	34,113,746	5,425,757	15,075,213	1,692,953	648,217	284,177

EXPENSES
Advisory fees	5,845,523	3,607,683	3,184,633	2,271,207	50,636	26,254
Service fees - Class I	606,640	797,982	414,398	501,481	49,994	24,486
Support services expenses	75,385	33,082	31,484	21,056	2,127	1,174
Custodian fees and expenses	133,169	7,604	4,333	5,082	–	–
Portfolio accounting fees	164,478	62,642	54,434	49,841	46,489	45,591
Shareholder report expenses	8,063	3,700	3,231	2,284	267	122
Legal and audit fees	47,256	20,987	15,081	10,756	1,104	552
Trustees’ fees	26,316	11,774	11,506	7,212	655	349
Interest expense	6,524	2,158	2,351	1,579	–	–
Other (1)	35,277	15,887	18,959	11,208	11,511	11,774
Total Expenses	6,948,631	4,563,499	3,740,410	2,881,706	162,783	110,302
Advisory Fee Waiver	–	–	(340,752)	–	–	–
Adviser Reimbursement	–	–	–	–	(36,756)	(46,398)
Net Expenses	6,948,631	4,563,499	3,399,658	2,881,706	126,027	63,904
NET INVESTMENT INCOME (LOSS)	27,165,115	862,258	11,675,555	(1,188,753)	522,190	220,273

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment security transactions, net of foreign capital gains tax withheld	95,876,540	20,686,950	2,960,051	22,208,838	(507,426)	(363,195)
Investment securities from affiliated mutual fund investements	–	–	–	–	(279,123)	(48,063)
Foreign currency transactions	46,564	(14,689)	–	(12,550)	–	–
Forward foreign currency contract transactions	–	(51,622)	–	–	–	–
Futures contract transactions	218,741	–	–	–	–	–
Purchased option transactions	–	–	–	(779,946)	–	–
Net Realized Gain (Loss)	96,141,845	20,620,639	2,960,051	21,416,342	(786,549)	(411,258)

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities, net of deferred foreign capital gains tax	47,647,035	(8,341,025)	28,077,279	86,485,858	3,759,796	2,291,207
Investment securities from affiliated mutual fund investments					346,069	65,070
Foreign currencies	252,882	4,292	–	21	–	–
Forward foreign currency contracts	–	(239,510)	–	–	–	–
Purchased options	–	–	–	(219,088)	–	–
Change in Net Unrealized Appreciation (Depreciation)	47,899,917	(8,576,243)	28,077,279	86,266,791	4,105,865	2,356,277
NET GAIN (LOSS)	144,041,762	12,044,396	31,037,330	107,683,133	3,319,316	1,945,019
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$171,206,877	$12,906,654	$42,712,885	$106,494,380	$3,841,506	$2,165,292

Foreign taxes withheld on dividends and interest	$4,049,758	$26,132	$ –	$17,173	$ –	$ –
Foreign capital gains tax withheld	259,452	–	–	–	–	–
Change in deferred foreign capital gains tax	50,743	–	–	–	–	–

(1)	Other expenses for the ESG Diversified and ESG Diversified Growth Portfolios includes $10,788 and $11,350 of transfer agency expenses, respectively.

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2023

	PSF Avantis Balanced Allocation Portfolio	Pacific Dynamix– Conservative Growth Portfolio	Pacific Dynamix– Moderate Growth Portfolio	Pacific Dynamix– Growth Portfolio	Portfolio Optimization Conservative Portfolio	Portfolio Optimization Moderate- Conservative Portfolio
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$10,349,657	$–	$–	$–	$–	$–
Total Investment Income	10,349,657	–	–	–	–	–

EXPENSES
Advisory fees	653,872	1,013,696	4,884,564	3,667,999	1,118,630	1,602,920
Distribution and/or service fees - Class D	810,204	–	–	–	–	–
Service fees - Class I	–	997,330	4,796,448	3,596,362	2,236,910	3,205,062
Support services expenses	27,515	42,044	203,433	152,765	92,648	133,048
Custodian fees and expenses	2,849	–	–	–	–	–
Portfolio accounting fees	56,311	48,353	52,810	51,021	58,871	62,966
Shareholder report expenses	3,267	4,585	22,262	17,215	10,104	14,356
Legal and audit fees	14,862	20,821	101,128	76,307	45,745	65,677
Trustees’ fees	8,994	13,567	64,984	48,565	30,058	43,066
Interest expense	1,427	–	–	–	–	41
Other	13,918	27,003	80,738	63,864	43,435	57,147
Total Expenses	1,593,219	2,167,399	10,206,367	7,674,098	3,636,401	5,184,283
Advisory Fee Waiver	(196,162)	–	–	–	–	–
Adviser Reimbursement	–	(221,787)	(789,246)	(697,254)	–	–
Net Expenses	1,397,057	1,945,612	9,417,121	6,976,844	3,636,401	5,184,283
NET INVESTMENT INCOME (LOSS)	8,952,600	(1,945,612)	(9,417,121)	(6,976,844)	(3,636,401)	(5,184,283)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment security transactions	4,564,456	–	–	–	178	256
Investment securities from affiliated mutual fund investments	–	25,329,516	153,336,970	119,473,808	30,937,412	92,584,579
Net Realized Gain (Loss)	4,564,456	25,329,516	153,336,970	119,473,808	30,937,590	92,584,835

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities	28,840,642	–	–	–	–	–
Investment securities from affiliated mutual fund investments	–	32,145,569	199,648,828	175,701,367	70,457,744	79,744,163
Change in Net Unrealized Appreciation (Depreciation)	28,840,642	32,145,569	199,648,828	175,701,367	70,457,744	79,744,163
NET GAIN (LOSS)	33,405,098	57,475,085	352,985,798	295,175,175	101,395,334	172,328,998
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$42,357,698	$55,529,473	$343,568,677	$288,198,331	$97,758,933	$167,144,715

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2023

	Portfolio Optimization Moderate Portfolio	Portfolio Optimization Growth Portfolio	Portfolio Optimization Aggressive- Growth Portfolio	PD 1-3 Year Corporate Bond Portfolio	PD Aggregate Bond Index Portfolio	PD High Yield Bond Market Portfolio
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$–	$–	$–	$–	$–	$98
Interest, net of foreign taxes withheld	–	–	–	15,009,265	35,825,316	15,409,465
Total Investment Income	$–	$–	$–	$15,009,265	$35,825,316	$15,409,563

EXPENSES
Advisory fees	7,003,440	6,497,912	1,563,552	537,622	1,630,426	459,005
Service fees - Class I	14,003,272	12,987,948	3,121,264	–	–	–
Support services expenses	581,902	539,632	129,832	28,115	95,818	18,380
Custodian fees and expenses	–	–	–	5,759	76,013	4,989
Portfolio accounting fees	76,444	74,885	61,753	98,473	353,424	109,108
Shareholder report expenses	62,943	58,643	14,167	4,359	10,970	1,520
Legal and audit fees	288,157	267,644	64,483	14,763	48,521	8,445
Trustees’ fees	187,351	173,490	41,678	7,860	26,576	5,281
Interest expense	–	–	–	4,064	1,809	1,962
Other	209,486	194,361	55,919	8,978	28,876	7,675
Total Expenses	22,412,995	20,794,515	5,052,648	709,993	2,272,433	616,365
Net Expenses	22,412,995	20,794,515	5,052,648	709,993	2,272,433	616,365
NET INVESTMENT INCOME (LOSS)	(22,412,995)	(20,794,515)	(5,052,648)	14,299,272	33,552,883	14,793,198

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment security transactions	1,125	1,048	253	(6,506,366)	(12,262,309)	(31,180,643)
Investment securities from affiliated mutual fund investments	480,142,080	544,544,438	144,968,163	–	–	–
Net Realized Gain (Loss)	480,143,205	544,545,486	144,968,416	(6,506,366)	(12,262,309)	(31,180,643)

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities	–	–	–	7,888,962	34,832,598	41,985,721
Investment securities from affiliated mutual fund investments	450,899,626	352,138,233	91,871,083	–	–	–
Foreign currencies	–	–	–	–	–	1
Change in Net Unrealized Appreciation (Depreciation)	450,899,626	352,138,233	91,871,083	7,888,962	34,832,598	41,985,722
NET GAIN (LOSS)	931,042,831	896,683,719	236,839,499	1,382,596	22,570,289	10,805,079
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$908,629,836	$875,889,204	$231,786,851	$15,681,868	$56,123,172	$25,598,277

Foreign taxes withheld on dividends and interest	$–	$–	$–	$–	$821	$5,955

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2023

	PD Large-Cap Growth Index Portfolio	PD Large-Cap Value Index Portfolio	PD Mid-Cap Index Portfolio	PD Small-Cap Growth Index Portfolio	PD Small-Cap Value Index Portfolio	PD Emerging Markets Index Portfolio
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$8,291,983	$22,437,817	$5,976,262	$548,407	$2,354,997	$3,698,936
Interest, net of foreign taxes withheld	198,051	185,938	69,505	13,978	26,617	125,633
Total Investment Income	8,490,034	22,623,755	6,045,767	562,385	2,381,614	3,824,569

EXPENSES
Advisory fees	1,128,146	1,189,460	469,177	98,948	131,604	562,351
Support services expenses	74,527	78,986	28,458	5,886	7,824	9,948
Custodian fees and expenses	16,961	20,261	13,361	14,197	16,055	205,204
Portfolio accounting fees	100,342	111,058	61,836	40,889	46,900	135,520
Shareholder report expenses	8,086	9,069	2,792	634	678	1,155
Legal and audit fees	37,249	39,147	13,657	3,827	5,921	6,740
Trustees’ fees	20,539	21,763	9,163	1,673	2,214	2,808
Interest expense	5,268	7,709	2,123	1,251	668	2,018
Licensing fee	63,394	66,843	20,905	3,909	5,421	17,073
Other	23,178	24,727	10,665	3,515	4,238	6,165
Total Expenses	1,477,690	1,569,023	632,137	174,729	221,523	948,982
Advisory Fee Waiver	–	–	–	–	–	(354,923)
Net Expenses	1,477,690	1,569,023	632,137	174,729	221,523	594,059
NET INVESTMENT INCOME (LOSS)	7,012,344	21,054,732	5,413,630	387,656	2,160,091	3,230,510

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment security transactions, net of foreign capital gains tax withheld	109,333,057	45,085,693	8,217,852	(6,126,582)	(16,006,247)	(13,305,430)
Foreign currency transactions	–	–	–	–	–	(33,458)
Futures contract transactions	661,843	965,588	398,205	83,149	91,856	551,168
Net Realized Gain (Loss)	109,994,900	46,051,281	8,616,057	(6,043,433)	(15,914,391)	(12,787,720)

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities, net of deferred foreign capital gains tax	194,597,772	43,407,547	37,219,994	18,544,971	22,998,220	19,766,263
Foreign currencies	–	–	–	–	–	(17,038)
Futures contracts	421,837	127,788	184,286	16,078	27,523	117,409
Change in Net Unrealized Appreciation (Depreciation)	195,019,609	43,535,335	37,404,280	18,561,049	23,025,743	19,866,634
NET GAIN (LOSS)	305,014,509	89,586,616	46,020,337	12,517,616	7,111,352	7,078,914
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$312,026,853	$110,641,348	$51,433,967	$12,905,272	$9,271,443	$10,309,424

Foreign taxes withheld on dividends and interest	$823	$2,856	$2,707	$1,183	$2,360	$468,276
Foreign capital gains tax withheld	–	–	–	–	–	248,285
Change in deferred foreign capital gains tax	–	–	–	–	–	246,892

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2023

PD International Large-Cap Index Portfolio
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$17,533,858
Interest, net of foreign taxes withheld	291,201
Total Investment Income	17,825,059

EXPENSES
Advisory fees	1,248,995
Support services expenses	50,388
Custodian fees and expenses	132,788
Portfolio accounting fees	122,150
Shareholder report expenses	5,151
Legal and audit fees	31,704
Trustees’ fees	13,770
Interest expense	14,570
Licensing fee	112,780
Other	18,144
Total Expenses	1,750,440
Advisory Fee Waiver	(349,749)
Net Expenses	1,400,691
NET INVESTMENT INCOME (LOSS)	16,424,368

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment security transactions	27,199,183
Foreign currency transactions	95,480
Futures contract transactions	962,802
Net Realized Gain (Loss)	28,257,465

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities	56,335,676
Foreign currencies	119,343
Futures contracts	508,477
Change in Net Unrealized Appreciation (Depreciation)	56,963,496
NET GAIN (LOSS)	85,220,961
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$101,645,329

Foreign taxes withheld on dividends and interest	$1,783,330

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022
	Core Income Portfolio		Diversified Bond Portfolio		Floating Rate Income Portfolio
OPERATIONS
Net investment income (loss)	$37,053,573	$14,870,014	$91,439,402	$105,395,667	$32,176,926	$38,276,306
Net realized gain (loss)	(13,719,689)	(17,799,486)	(278,600,445)	(513,021,455)	(20,117,017)	(7,549,194)
Change in net unrealized appreciation (depreciation)	31,241,886	(68,294,107)	269,600,745	(351,439,084)	36,803,278	(38,544,812)
Net Increase (Decrease) in Net Assets Resulting from Operations	54,575,770	(71,223,579)	82,439,702	(759,064,872)	48,863,187	(7,817,700)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	16,790,169	8,120,108	92,616,162	276,377,967	23,246,419	61,278,156
Class P	474,207,083	1,100,416	77,054,766	13,008,725	1,810,078	460,836,156
Cost of shares repurchased
Class I	(8,531,985)	(6,363,405)	(62,762,488)	(111,855,217)	(42,067,342)	(85,636,618)
Class P	(78,516,139)	(123,269,380)	(487,352,098)	(1,719,819,160)	(491,010,372)	(93,071,026)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	403,949,128	(120,412,261)	(380,443,658)	(1,542,287,685)	(508,021,217)	343,406,668
NET INCREASE (DECREASE) IN NET ASSETS	458,524,898	(191,635,840)	(298,003,956)	(2,301,352,557)	(459,158,030)	335,588,968

NET ASSETS
Beginning of Year	445,675,167	637,311,007	2,394,910,563	4,696,263,120	734,746,692	399,157,724
End of Year	$904,200,065	$445,675,167	$2,096,906,607	$2,394,910,563	$275,588,662	$734,746,692

	High Yield Bond Portfolio		Inflation Managed Portfolio		Intermediate Bond Portfolio
OPERATIONS
Net investment income (loss)	$44,893,992	$61,356,770	$21,858,159	$48,430,762	$42,557,064	$25,438,120
Net realized gain (loss)	(74,532,224)	(20,544,876)	(48,743,240)	3,692,538	(31,402,722)	(34,512,699)
Change in net unrealized appreciation (depreciation)	107,330,710	(171,051,208)	45,921,887	(142,115,718)	63,704,747	(163,923,854)
Net Increase (Decrease) in Net Assets Resulting from Operations	77,692,478	(130,239,314)	19,036,806	(89,992,418)	74,859,089	(172,998,433)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	60,810,158	39,000,543	18,132,929	18,766,148	14,756,310	8,097,414
Class P	82,625,352	71,936,571	2,968,641	278,177,648	114,156,851	561,979,819
Cost of shares repurchased
Class I	(60,053,490)	(139,720,511)	(35,887,034)	(46,257,198)	(1,902,648)	(435,118)
Class P	(598,765,477)	(139,599,945)	(256,022,621)	(38,017,938)	(292,993,790)	(277,157,493)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(515,383,457)	(168,383,342)	(270,808,085)	212,668,660	(165,983,277)	292,484,622
NET INCREASE (DECREASE) IN NET ASSETS	(437,690,979)	(298,622,656)	(251,771,279)	122,676,242	(91,124,188)	119,486,189

NET ASSETS
Beginning of Year	1,019,750,325	1,318,372,981	666,752,279	544,076,037	1,374,789,011	1,255,302,822
End of Year	$582,059,346	$1,019,750,325	$414,981,000	$666,752,279	$1,283,664,823	$1,374,789,011

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022
	Managed Bond Portfolio		Short Duration Bond Portfolio		Emerging Markets Debt Portfolio
OPERATIONS
Net investment income (loss)	$94,753,033	$63,852,017	$66,170,324	$22,953,159	$13,362,780	$17,050,580
Net realized gain (loss)	(70,048,899)	(127,596,927)	(29,685,140)	(21,886,619)	(26,657,472)	(53,967,824)
Change in net unrealized appreciation (depreciation)	120,654,855	(314,672,298)	42,147,112	(62,358,337)	37,731,693	96,409
Net Increase (Decrease) in Net Assets Resulting from Operations	145,358,989	(378,417,208)	78,632,296	(61,291,797)	24,437,001	(36,820,835)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	30,999,862	35,834,933	43,609,688	50,545,969	2,242,241	2,842,259
Class P	163,703,294	560,371,089	1,179,207,488	30,714,903	94,901,446	4,735,430
Cost of shares repurchased
Class I	(74,200,084)	(128,122,107)	(71,925,092)	(102,235,114)	(3,482,547)	(67,290,142)
Class P	(511,400,866)	(390,251,746)	(542,894,793)	(201,352,836)	(127,904,383)	(229,243,953)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(390,897,794)	77,832,169	607,997,291	(222,327,078)	(34,243,243)	(288,956,406)
NET INCREASE (DECREASE) IN NET ASSETS	(245,538,805)	(300,585,039)	686,629,587	(283,618,875)	(9,806,242)	(325,777,241)

NET ASSETS
Beginning of Year	2,457,898,115	2,758,483,154	1,151,992,941	1,435,611,816	232,520,714	558,297,955
End of Year	$2,212,359,310	$2,457,898,115	$1,838,622,528	$1,151,992,941	$222,714,472	$232,520,714

	Dividend Growth Portfolio		Equity Index Portfolio		Focused Growth Portfolio
OPERATIONS
Net investment income (loss)	$13,741,452	$14,134,292	$58,995,064	$54,276,756	$133,212	($707,053)
Net realized gain (loss)	240,684,999	193,370,702	75,074,426	110,537,124	23,039,849	(107,334,018)
Change in net unrealized appreciation (depreciation)	(113,753,815)	(387,042,631)	815,691,046	(978,464,473)	282,536,793	(283,895,607)
Net Increase (Decrease) in Net Assets Resulting from Operations	140,672,636	(179,537,637)	949,760,536	(813,650,593)	305,709,854	(391,936,678)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	24,864,120	30,137,514	171,572,111	252,981,477	24,852,532	17,373,971
Class P	97,313,508	2,915,500	186,158,600	178,426,214	23,275,070	483,687,754
Cost of shares repurchased
Class I	(45,614,565)	(48,260,568)	(272,945,266)	(413,372,432)	(28,554,356)	(31,646,759)
Class P	(627,972,036)	(337,220,392)	(132,977,621)	(54,826,967)	(271,155,511)	(9,620,288)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(551,408,973)	(352,427,946)	(48,192,176)	(36,791,708)	(251,582,265)	459,794,678
NET INCREASE (DECREASE) IN NET ASSETS	(410,736,337)	(531,965,583)	901,568,360	(850,442,301)	54,127,589	67,858,000

NET ASSETS
Beginning of Year	1,314,682,792	1,846,648,375	3,659,875,912	4,510,318,213	911,490,235	843,632,235
End of Year	$903,946,455	$1,314,682,792	$4,561,444,272	$3,659,875,912	$965,617,824	$911,490,235

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022
	Growth Portfolio		Hedged Equity Portfolio		Large-Cap Core Portfolio
OPERATIONS
Net investment income (loss)	$206,940	($667,095)	$1,481,306	$777,018	$15,201,311	$11,794,478
Net realized gain (loss)	71,257,145	176,401,642	(22,044,008)	9,096,072	84,709,947	63,861,060
Change in net unrealized appreciation (depreciation)	339,334,014	(785,584,310)	48,345,158	(15,828,113)	258,043,998	(334,531,305)
Net Increase (Decrease) in Net Assets Resulting from Operations	410,798,099	(609,849,763)	27,782,456	(5,955,023)	357,955,256	(258,875,767)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	32,886,326	49,956,042	117,406,715	113,180,536	11,087,811	8,382,156
Class P	81,012,930	7,171,296	4,118,482	3,498,840	719,607,156	243,871,787
Cost of shares repurchased
Class I	(74,135,431)	(111,367,962)	(34,326,515)	(9,843,031)	(54,504,060)	(58,107,935)
Class P	(204,359,246)	(364,927,580)	(1,402,189)	(426,749)	(188,809,472)	(28,481,905)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(164,595,421)	(419,168,204)	85,796,493	106,409,596	487,381,435	165,664,103
NET INCREASE (DECREASE) IN NET ASSETS	246,202,678	(1,029,017,967)	113,578,949	100,454,573	845,336,691	(93,211,664)

NET ASSETS
Beginning of Year	1,189,950,731	2,218,968,698	159,781,861	59,327,288	1,019,147,473	1,112,359,137
End of Year	$1,436,153,409	$1,189,950,731	$273,360,810	$159,781,861	$1,864,484,164	$1,019,147,473

	Large-Cap Growth Portfolio		Large-Cap Value Portfolio		Mid-Cap Equity Portfolio
OPERATIONS
Net investment income (loss)	($449,380)	($399,587)	$17,487,175	$16,697,624	$6,667,312	$7,995,184
Net realized gain (loss)	87,574,679	(1,081,587)	141,742,359	47,815,404	(9,637,170)	(8,977,356)
Change in net unrealized appreciation (depreciation)	289,105,581	(471,641,885)	13,972,262	(152,526,019)	88,061,060	(128,270,583)
Net Increase (Decrease) in Net Assets Resulting from Operations	376,230,880	(473,123,059)	173,201,796	(88,012,991)	85,091,202	(129,252,755)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	28,201,529	17,913,055	21,755,495	36,979,434	12,653,727	16,898,065
Class P	501,724,088	71,712,334	194,086,718	21,664,949	15,359,990	1,484,832
Cost of shares repurchased
Class I	(46,761,731)	(35,011,037)	(57,849,912)	(49,097,025)	(38,936,849)	(31,035,106)
Class P	(200,998,683)	(23,207,366)	(170,009,146)	(138,592,936)	(67,619,484)	(73,246,711)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	282,165,203	31,406,986	(12,016,845)	(129,045,578)	(78,542,616)	(85,898,920)
NET INCREASE (DECREASE) IN NET ASSETS	658,396,083	(441,716,073)	161,184,951	(217,058,569)	6,548,586	(215,151,675)

NET ASSETS
Beginning of Year	784,081,467	1,225,797,540	1,126,680,039	1,343,738,608	600,998,823	816,150,498
End of Year	$1,442,477,550	$784,081,467	$1,287,864,990	$1,126,680,039	$607,547,409	$600,998,823

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022
	Mid-Cap Growth Portfolio		Mid-Cap Value Portfolio		Small-Cap Equity Portfolio
OPERATIONS
Net investment income (loss)	($1,930,089)	($2,925,285)	$5,304,818	$8,045,628	$3,359,614	$3,561,801
Net realized gain (loss)	29,869,913	90,234,318	102,543,837	90,956,871	(15,779,199)	12,603,123
Change in net unrealized appreciation (depreciation)	130,320,271	(465,833,465)	(46,690,726)	(154,339,026)	39,861,774	(64,750,755)
Net Increase (Decrease) in Net Assets Resulting from Operations	158,260,095	(378,524,432)	61,157,929	(55,336,527)	27,442,189	(48,585,831)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	23,356,585	26,522,473	19,614,437	14,408,977	14,490,412	8,542,434
Class P	223,377,323	6,118,276	14,793,044	3,245,393	6,446,095	2,043,740
Cost of shares repurchased
Class I	(32,203,656)	(62,343,872)	(20,051,898)	(24,462,389)	(11,940,209)	(18,209,752)
Class P	(242,832,059)	(76,855,207)	(378,115,662)	(153,485,538)	(96,780,516)	(122,872,096)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(28,301,807)	(106,558,330)	(363,760,079)	(160,293,557)	(87,784,218)	(130,495,674)
NET INCREASE (DECREASE) IN NET ASSETS	129,958,288	(485,082,762)	(302,602,150)	(215,630,084)	(60,342,029)	(179,081,505)

NET ASSETS
Beginning of Year	805,561,878	1,290,644,640	650,393,526	866,023,610	298,381,554	477,463,059
End of Year	$935,520,166	$805,561,878	$347,791,376	$650,393,526	$238,039,525	$298,381,554

	Small-Cap Growth Portfolio		Small-Cap Index Portfolio		Small-Cap Value Portfolio
OPERATIONS
Net investment income (loss)	$678	($230,858)	$7,565,825	$6,908,818	$2,867,062	$4,486,721
Net realized gain (loss)	(23,905,369)	(26,817,342)	17,925,501	12,302,224	(29,576,353)	46,404,207
Change in net unrealized appreciation (depreciation)	62,488,164	(71,340,202)	74,782,381	(195,977,161)	43,780,282	(140,235,903)
Net Increase (Decrease) in Net Assets Resulting from Operations	38,583,473	(98,388,402)	100,273,707	(176,766,119)	17,070,991	(89,344,975)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	6,139,408	16,752,403	31,971,874	33,031,649	12,625,591	12,528,064
Class P	27,171,540	78,645,860	17,820,559	22,785,502	8,456,225	2,992,258
Cost of shares repurchased
Class I	(14,558,949)	(13,240,577)	(51,624,191)	(62,668,979)	(26,090,145)	(40,764,395)
Class P	(28,516,487)	(4,306,318)	(45,248,979)	(27,554,884)	(122,283,290)	(118,330,282)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(9,764,488)	77,851,368	(47,080,737)	(34,406,712)	(127,291,619)	(143,574,355)
NET INCREASE (DECREASE) IN NET ASSETS	28,818,985	(20,537,034)	53,192,970	(211,172,831)	(110,220,628)	(232,919,330)

NET ASSETS
Beginning of Year	261,599,899	282,136,933	644,957,356	856,130,187	401,242,132	634,161,462
End of Year	$290,418,884	$261,599,899	$698,150,326	$644,957,356	$291,021,504	$401,242,132

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022
	Value Portfolio		Value Advantage Portfolio		Emerging Markets Portfolio
OPERATIONS
Net investment income (loss)	$20,061,448	$19,104,353	$14,384,359	$15,622,229	$8,662,392	$7,086,983
Net realized gain (loss)	27,510,569	88,672,182	43,836,764	107,589,122	(16,322,836)	(27,003,555)
Change in net unrealized appreciation (depreciation)	(3,565,837)	(113,085,966)	19,119,682	(152,399,291)	69,377,166	(287,931,273)
Net Increase (Decrease) in Net Assets Resulting from Operations	44,006,180	(5,309,431)	77,340,805	(29,187,940)	61,716,722	(307,847,845)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	6,331,000	18,989,216	8,548,346	34,137,353	31,472,744	32,999,369
Class P	147,157,976	4,670,281	98,658,038	3,811,409	102,333,231	6,739,242
Cost of shares repurchased
Class I	(33,035,240)	(33,269,451)	(28,291,716)	(17,396,112)	(43,260,045)	(31,441,402)
Class P	(122,139,045)	(237,539,510)	(121,277,970)	(284,269,754)	(226,835,207)	(374,949,933)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(1,685,309)	(247,149,464)	(42,363,302)	(263,717,104)	(136,289,277)	(366,652,724)
NET INCREASE (DECREASE) IN NET ASSETS	42,320,871	(252,458,895)	34,977,503	(292,905,044)	(74,572,555)	(674,500,569)

NET ASSETS
Beginning of Year	926,368,490	1,178,827,385	756,667,087	1,049,572,131	695,083,480	1,369,584,049
End of Year	$968,689,361	$926,368,490	$791,644,590	$756,667,087	$620,510,925	$695,083,480

	International Growth Portfolio		International Large-Cap Portfolio		International Small-Cap Portfolio
OPERATIONS
Net investment income (loss)	$6,282,329	$4,616,581	$14,616,846	$14,753,818	$5,121,553	$6,729,976
Net realized gain (loss)	(68,426,857)	(61,261,428)	59,066,037	15,728,394	(28,578,588)	(10,258,960)
Change in net unrealized appreciation (depreciation)	151,649,072	(94,646,973)	104,263,254	(228,392,024)	63,059,589	(53,700,173)
Net Increase (Decrease) in Net Assets Resulting from Operations	89,504,544	(151,291,820)	177,946,137	(197,909,812)	39,602,554	(57,229,157)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	3,153,243	1,606,740	35,039,368	29,065,017	2,990,485	3,682,581
Class P	388,298,081	26,022,398	18,400,003	61,062,285	4,402,675	128,841,669
Cost of shares repurchased
Class I	(1,365,926)	(298,163)	(64,580,992)	(56,311,804)	(7,289,991)	(7,434,969)
Class P	(126,425,972)	(78,358,459)	(229,267,515)	(84,395,635)	(145,413,566)	(18,206,149)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	263,659,426	(51,027,484)	(240,409,136)	(50,580,137)	(145,310,397)	106,883,132
NET INCREASE (DECREASE) IN NET ASSETS	353,163,970	(202,319,304)	(62,462,999)	(248,489,949)	(105,707,843)	49,653,975

NET ASSETS
Beginning of Year	509,906,518	712,225,822	1,054,595,270	1,303,085,219	319,598,662	269,944,687
End of Year	$863,070,488	$509,906,518	$992,132,271	$1,054,595,270	$213,890,819	$319,598,662

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022
	International Value Portfolio		Health Sciences Portfolio		Real Estate Portfolio
OPERATIONS
Net investment income (loss)	$27,165,115	$30,257,875	$862,258	$740,968	$11,675,555	$7,676,481
Net realized gain (loss)	96,141,845	66,320,010	20,620,639	29,892,641	2,960,051	14,862,693
Change in net unrealized appreciation (depreciation)	47,899,917	(108,591,545)	(8,576,243)	(60,983,765)	28,077,279	(172,234,204)
Net Increase (Decrease) in Net Assets Resulting from Operations	171,206,877	(12,013,660)	12,906,654	(30,350,156)	42,712,885	(149,695,030)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	15,428,620	14,962,326	12,003,912	14,119,840	10,923,613	9,058,765
Class P	155,774,566	274,373,729	684,203	650,280	13,312,652	89,830,125
Cost of shares repurchased
Class I	(36,695,539)	(35,143,031)	(50,604,478)	(51,905,770)	(21,459,643)	(36,614,250)
Class P	(284,636,668)	(134,314,387)	(597,113)	(219,673)	(121,615,256)	(16,124,157)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(150,129,021)	119,878,637	(38,513,476)	(37,355,323)	(118,838,634)	46,150,483
NET INCREASE (DECREASE) IN NET ASSETS	21,077,856	107,864,977	(25,606,822)	(67,705,479)	(76,125,749)	(103,544,547)

NET ASSETS
Beginning of Year	962,888,247	855,023,270	426,481,514	494,186,993	438,953,951	542,498,498
End of Year	$983,966,103	$962,888,247	$400,874,692	$426,481,514	$362,828,202	$438,953,951

	Technology Portfolio		ESG Diversified Portfolio		ESG Diversified Growth Portfolio
OPERATIONS
Net investment income (loss)	($1,188,753)	($1,490,137)	$522,190	$295,521	$220,273	$160,353
Net realized gain (loss)	21,416,342	2,263,241	(786,549)	(541,446)	(411,258)	(912,908)
Change in net unrealized appreciation (depreciation)	86,266,791	(112,845,011)	4,105,865	(2,954,492)	2,356,277	(1,298,659)
Net Increase (Decrease) in Net Assets Resulting from Operations	106,494,380	(112,071,907)	3,841,506	(3,200,417)	2,165,292	(2,051,214)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	40,433,056	31,911,393	11,760,555	5,996,354	816,696	936,099
Class P	642,233	478,814	145,640	493,304	1,005,354	3,085,457
Cost of shares repurchased
Class I	(41,761,060)	(31,725,994)	(1,630,667)	(385,497)	(347,475)	(134,352)
Class P	(151,784)	(96,085)	(516,391)	(7,881)	(271,300)	(2,974,244)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(837,555)	568,128	9,759,137	6,096,280	1,203,275	912,960
NET INCREASE (DECREASE) IN NET ASSETS	105,656,825	(111,503,779)	13,600,643	2,895,863	3,368,567	(1,138,254)

NET ASSETS
Beginning of Year	198,452,525	309,956,304	19,828,167	16,932,304	11,735,124	12,873,378
End of Year	$304,109,350	$198,452,525	$33,428,810	$19,828,167	$15,103,691	$11,735,124

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022
	PSF Avantis Balanced Allocation Portfolio		Pacific Dynamix - Conservative Growth Portfolio		Pacific Dynamix-Moderate Growth Portfolio
OPERATIONS
Net investment income (loss)	$8,952,600	$5,124,564	($1,945,612)	($2,168,761)	($9,417,121)	($9,916,500)
Net realized gain (loss)	4,564,456	(7,717,422)	25,329,516	22,597,859	153,336,970	124,627,206
Change in net unrealized appreciation (depreciation)	28,840,642	(56,139,994)	32,145,569	(114,417,071)	199,648,828	(578,813,143)
Net Increase (Decrease) in Net Assets Resulting from Operations	42,357,698	(58,732,852)	55,529,473	(93,987,973)	343,568,677	(464,102,437)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class D	4,197,267	21,338,907
Class I			6,821,130	19,275,314	28,691,790	31,341,142
Class P	458,089	1,341,656	4,585,153	4,648,572	20,775,832	24,902,830
Cost of shares repurchased
Class D	(39,283,984)	(34,393,895)
Class I			(81,945,886)	(66,828,208)	(245,603,953)	(181,394,678)
Class P	(511,847)	(255,472)	(2,024,639)	(779,092)	(8,822,445)	(6,676,459)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(35,140,475)	(11,968,804)	(72,564,242)	(43,683,414)	(204,958,776)	(131,827,165)
NET INCREASE (DECREASE) IN NET ASSETS	7,217,223	(70,701,656)	(17,034,769)	(137,671,387)	138,609,901	(595,929,602)

NET ASSETS
Beginning of Year	325,699,911	396,401,567	518,303,201	655,974,588	2,388,119,637	2,984,049,239
End of Year	$332,917,134	$325,699,911	$501,268,432	$518,303,201	$2,526,729,538	$2,388,119,637

	Pacific Dynamix-Growth Portfolio		Portfolio Optimization Conservative Portfolio		Portfolio Optimization Moderate-Conservative Portfolio
OPERATIONS
Net investment income (loss)	($6,976,844)	($6,597,611)	($3,636,401)	($4,137,679)	($5,184,283)	($5,918,679)
Net realized gain (loss)	119,473,808	47,116,764	30,937,590	54,316,413	92,584,835	111,896,118
Change in net unrealized appreciation (depreciation)	175,701,367	(363,280,703)	70,457,744	(250,312,451)	79,744,163	(427,894,484)
Net Increase (Decrease) in Net Assets Resulting from Operations	288,198,331	(322,761,550)	97,758,933	(200,133,717)	167,144,715	(321,917,045)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	60,148,934	236,328,214	22,915,667	77,833,869	9,313,793	14,258,340
Class P	22,247,464	15,300,688	3,602	11,534	275,516	24,095
Cost of shares repurchased
Class I	(131,505,558)	(50,486,101)	(211,968,650)	(207,777,708)	(257,005,780)	(268,114,948)
Class P	(5,269,939)	(2,952,464)	(44,704)	(3,466)	(125,367)	(15,782)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(54,379,099)	198,190,337	(189,094,085)	(129,935,771)	(247,541,838)	(253,848,295)
NET INCREASE (DECREASE) IN NET ASSETS	233,819,232	(124,571,213)	(91,335,152)	(330,069,488)	(80,397,123)	(575,765,340)

NET ASSETS
Beginning of Year	1,723,747,932	1,848,319,145	1,166,362,246	1,496,431,734	1,650,557,414	2,226,322,754
End of Year	$1,957,567,164	$1,723,747,932	$1,075,027,094	$1,166,362,246	$1,570,160,291	$1,650,557,414

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022
	Portfolio Optimization Moderate Portfolio		Portfolio Optimization Growth Portfolio		Portfolio Optimization Aggressive-Growth Portfolio
OPERATIONS
Net investment income (loss)	($22,412,995)	($24,983,870)	($20,794,515)	($22,763,560)	($5,052,648)	($5,409,845)
Net realized gain (loss)	480,143,205	543,309,733	544,545,486	470,230,735	144,968,416	122,575,278
Change in net unrealized appreciation (depreciation)	450,899,626	(1,971,647,849)	352,138,233	(1,881,173,027)	91,871,083	(468,271,758)
Net Increase (Decrease) in Net Assets Resulting from Operations	908,629,836	(1,453,321,986)	875,889,204	(1,433,705,852)	231,786,851	(351,106,325)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	10,112,243	6,356,127	6,231,427	8,806,845	6,859,348	11,438,658
Class P	322,057	261,798	1,089,785	1,896,108	837,802	1,574,362
Cost of shares repurchased
Class I	(976,086,162)	(991,933,363)	(803,202,419)	(782,233,794)	(173,449,953)	(163,126,367)
Class P	(120,229)	(108,123)	(284,954)	(1,148,162)	(258,115)	(79,617)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(965,772,091)	(985,423,561)	(796,166,161)	(772,679,003)	(166,010,918)	(150,192,964)
NET INCREASE (DECREASE) IN NET ASSETS	(57,142,255)	(2,438,745,547)	79,723,043	(2,206,384,855)	65,775,933	(501,299,289)

NET ASSETS
Beginning of Year	7,070,603,078	9,509,348,625	6,485,992,178	8,692,377,033	1,538,981,704	2,040,280,993
End of Year	$7,013,460,823	$7,070,603,078	$6,565,715,221	$6,485,992,178	$1,604,757,637	$1,538,981,704

	PD 1-3 Year Corporate Bond Portfolio		PD Aggregate Bond Index Portfolio		PD High Yield Bond Market Portfolio
OPERATIONS
Net investment income (loss)	$14,299,272	$2,697,006	$33,552,883	$23,235,902	$14,793,198	$24,035,077
Net realized gain (loss)	(6,506,366)	(3,938,557)	(12,262,309)	(8,639,861)	(31,180,643)	(6,114,296)
Change in net unrealized appreciation (depreciation)	7,888,962	(6,075,187)	34,832,598	(173,237,655)	41,985,722	(70,992,345)
Net Increase (Decrease) in Net Assets Resulting from Operations	15,681,868	(7,316,738)	56,123,172	(158,641,614)	25,598,277	(53,071,564)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class P	293,447,652	20,789,713	195,512,859	108,072,024	31,960,332	9,919,578
Cost of shares repurchased - Class P	(182,282,750)	(77,628,544)	(88,653,332)	(82,580,056)	(237,856,880)	(139,070,208)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	111,164,902	(56,838,831)	106,859,527	25,491,968	(205,896,548)	(129,150,630)
NET INCREASE (DECREASE) IN NET ASSETS	126,846,770	(64,155,569)	162,982,699	(133,149,646)	(180,298,271)	(182,222,194)

NET ASSETS
Beginning of Year	168,632,088	232,787,657	1,026,476,230	1,159,625,876	362,278,584	544,500,778
End of Year	$295,478,858	$168,632,088	$1,189,458,929	$1,026,476,230	$181,980,313	$362,278,584

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022
	PD Large-Cap Growth Index Portfolio		PD Large-Cap Value Index Portfolio		PD Mid-Cap Index Portfolio
OPERATIONS
Net investment income (loss)	$7,012,344	$6,910,326	$21,054,732	$18,140,304	$5,413,630	$6,918,007
Net realized gain (loss)	109,994,900	3,484,086	46,051,281	21,211,482	8,616,057	29,199,761
Change in net unrealized appreciation (depreciation)	195,019,609	(299,314,217)	43,535,335	(112,155,775)	37,404,280	(130,424,828)
Net Increase (Decrease) in Net Assets Resulting from Operations	312,026,853	(288,919,805)	110,641,348	(72,803,989)	51,433,967	(94,307,060)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class P	102,840,446	389,581,208	152,258,519	201,049,175	30,291,940	25,596,353
Cost of shares repurchased - Class P	(241,212,734)	(12,895,245)	(137,289,766)	(55,487,848)	(141,452,308)	(141,725,658)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(138,372,288)	376,685,963	14,968,753	145,561,327	(111,160,368)	(116,129,305)
NET INCREASE (DECREASE) IN NET ASSETS	173,654,565	87,766,158	125,610,101	72,757,338	(59,726,401)	(210,436,365)

NET ASSETS
Beginning of Year	839,001,681	751,235,523	877,966,630	805,209,292	409,399,047	619,835,412
End of Year	$1,012,656,246	$839,001,681	$1,003,576,731	$877,966,630	$349,672,646	$409,399,047

	PD Small-Cap Growth Index Portfolio		PD Small-Cap Value Index Portfolio		PD Emerging Markets Index Portfolio
OPERATIONS
Net investment income (loss)	$387,656	$380,762	$2,160,091	$3,068,040	$3,230,510	$3,590,901
Net realized gain (loss)	(6,043,433)	(11,849,717)	(15,914,391)	7,574,696	(12,787,720)	17,472,513
Change in net unrealized appreciation (depreciation)	18,561,049	(19,546,984)	23,025,743	(35,472,763)	19,866,634	(63,287,706)
Net Increase (Decrease) in Net Assets Resulting from Operations	12,905,272	(31,015,939)	9,271,443	(24,830,027)	10,309,424	(42,224,292)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class P	23,534,118	13,792,620	6,268,128	8,746,976	42,142,214	9,020,707
Cost of shares repurchased - Class P	(32,348,434)	(65,288,538)	(64,012,524)	(69,387,427)	(57,240,046)	(171,666,904)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(8,814,316)	(51,495,918)	(57,744,396)	(60,640,451)	(15,097,832)	(162,646,197)
NET INCREASE (DECREASE) IN NET ASSETS	4,090,956	(82,511,857)	(48,472,953)	(85,470,478)	(4,788,408)	(204,870,489)

NET ASSETS
Beginning of Year	68,017,870	150,529,727	137,032,394	222,502,872	103,510,454	308,380,943
End of Year	$72,108,826	$68,017,870	$88,559,441	$137,032,394	$98,722,046	$103,510,454

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended December 31, 2023	Year Ended December 31, 2022
	PD International Large-Cap Index Portfolio
OPERATIONS
Net investment income (loss)	$16,424,368	$19,361,751
Net realized gain (loss)	28,257,465	(1,687,291)
Change in net unrealized appreciation (depreciation)	56,963,496	(106,732,343)
Net Increase (Decrease) in Net Assets Resulting from Operations	101,645,329	(89,057,883)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class P	177,110,985	71,983,901
Cost of shares repurchased - Class P	(223,377,382)	(38,690,996)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(46,266,397)	33,292,905
NET INCREASE (DECREASE) IN NET ASSETS	55,378,932	(55,764,978)

NET ASSETS
Beginning of Year	639,837,746	695,602,724
End of Year	$695,216,678	$639,837,746

See Notes to Financial Statements

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

		Selected Per Share Data							Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions (3)
For the Year or Period Ended (2)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (4)	Expenses After Reductions (4), (5)	Net Investment Income (Loss) (4), (5)	Total Returns (6)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Core Income

Class I
2023	$11.10	$0.51	$0.37	$0.88	$–	$–	$–	$11.98	0.74%	0.74%	4.43%	7.98%	$54,872	53%
2022	12.67	0.32	(1.89)	(1.57)	–	–	–	11.10	0.74%	0.74%	2.82%	(12.40%)	42,839	88%
2021	12.72	0.23	(0.28)	(0.05)	–	–	–	12.67	0.74%	0.74%	1.80%	(0.39%)	47,044	86%
2020	11.61	0.28	0.83	1.11	–	–	–	12.72	0.74%	0.74%	2.29%	9.58%	46,604	121%
2019	10.46	0.33	0.82	1.15	–	–	–	11.61	0.74%	0.74%	2.98%	10.92%	29,951	78%
Class P
2023	11.27	0.54	0.38	0.92	–	–	–	12.19	0.54%	0.54%	4.66%	8.19%	849,328	53%
2022	12.84	0.35	(1.92)	(1.57)	–	–	–	11.27	0.54%	0.54%	2.96%	(12.23%)	402,836	88%
2021	12.86	0.26	(0.28)	(0.02)	–	–	–	12.84	0.54%	0.54%	2.00%	(0.19%)	590,267	86%
2020	11.72	0.31	0.83	1.14	–	–	–	12.86	0.54%	0.54%	2.53%	9.79%	563,135	121%
2019	10.54	0.36	0.82	1.18	–	–	–	11.72	0.55%	0.55%	3.17%	11.15%	523,920	78%
Diversified Bond

Class I
2023	$9.72	$0.41	($0.06)	$0.35	$–	$–	$–	$10.07	0.66%	0.66%	4.15%	3.60%	$655,230	222%
2022	11.94	0.31	(2.53)	(2.22)	–	–	–	9.72	0.65%	0.65%	3.06%	(18.62%)	603,308	104%
2021	12.17	0.26	(0.49)	(0.23)	–	–	–	11.94	0.64%	0.64%	2.20%	(1.93%)	564,741	106%
2020	11.03	0.30	0.84	1.14	–	–	–	12.17	0.65%	0.65%	2.62%	10.35%	474,148	176%
2019	9.76	0.34	0.93	1.27	–	–	–	11.03	0.65%	0.65%	3.21%	13.00%	568,139	276%
Class P
2023	13.21	0.58	(0.08)	0.50	–	–	–	13.71	0.45%	0.45%	4.32%	3.81%	1,441,677	222%
2022	16.20	0.44	(3.43)	(2.99)	–	–	–	13.21	0.45%	0.45%	3.12%	(18.46%)	1,791,603	104%
2021	16.49	0.39	(0.68)	(0.29)	–	–	–	16.20	0.44%	0.44%	2.40%	(1.73%)	4,131,522	106%
2020	14.91	0.44	1.14	1.58	–	–	–	16.49	0.45%	0.45%	2.80%	10.57%	3,974,079	176%
2019	13.17	0.48	1.26	1.74	–	–	–	14.91	0.45%	0.45%	3.41%	13.22%	3,852,139	276%
Floating Rate Income

Class I
2023	$13.58	$1.26	$0.59	$1.85	$–	$–	$–	$15.43	0.92%	0.92%	8.64%	13.66%	$254,540	108%
2022	13.79	0.71	(0.92)	(0.21)	–	–	–	13.58	0.91%	0.90%	5.26%	(1.54%)	241,459	45%
2021	13.18	0.53	0.08	0.61	–	–	–	13.79	0.91%	0.86%	3.91%	4.62%	269,774	104%
2020	12.59	0.49	0.10	0.59	–	–	–	13.18	0.91%	0.86%	3.94%	4.71%	236,995	107%
2019	11.65	0.62	0.32	0.94	–	–	–	12.59	0.93%	0.88%	5.07%	8.11%	250,135	105%
Class P
2023	13.84	1.12	0.79	1.91	–	–	–	15.75	0.71%	0.71%	7.87%	13.76%	21,048	108%
2022	14.03	0.78	(0.97)	(0.19)	–	–	–	13.84	0.72%	0.71%	5.68%	(1.35%)	493,288	45%
2021	13.38	0.56	0.09	0.65	–	–	–	14.03	0.71%	0.66%	4.10%	4.83%	129,383	104%
2020	12.76	0.53	0.09	0.62	–	–	–	13.38	0.71%	0.66%	4.19%	4.92%	239,179	107%
2019	11.78	0.66	0.32	0.98	–	–	–	12.76	0.73%	0.68%	5.29%	8.30%	394,144	105%
High Yield Bond

Class I
2023	$8.87	$0.61	$0.47	$1.08	$–	$–	$–	$9.95	0.64%	0.64%	6.59%	12.22%	$247,677	49%
2022	9.89	0.48	(1.50)	(1.02)	–	–	–	8.87	0.63%	0.63%	5.31%	(10.35%)	220,364	33%
2021	9.38	0.47	0.04	0.51	–	–	–	9.89	0.63%	0.63%	4.88%	5.42%	351,557	46%
2020	8.87	0.48	0.03	0.51	–	–	–	9.38	0.63%	0.63%	5.51%	5.74%	342,507	59%
2019	7.78	0.45	0.64	1.09	–	–	–	8.87	0.64%	0.64%	5.32%	13.98%	319,345	59%
Class P
2023	9.78	0.68	0.53	1.21	–	–	–	10.99	0.44%	0.44%	6.67%	12.45%	334,382	49%
2022	10.88	0.55	(1.65)	(1.10)	–	–	–	9.78	0.43%	0.43%	5.52%	(10.17%)	799,387	33%
2021	10.30	0.54	0.04	0.58	–	–	–	10.88	0.43%	0.43%	5.08%	5.63%	966,816	46%
2020	9.72	0.54	0.04	0.58	–	–	–	10.30	0.43%	0.43%	5.72%	5.96%	1,028,641	59%
2019	8.51	0.51	0.70	1.21	–	–	–	9.72	0.44%	0.44%	5.52%	14.21%	864,418	59%

See Notes to Financial Statements	See explanation of references on C-44

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

		Selected Per Share Data							Ratios to Average Net Assets				Supplemental Data
		Investment Operations			Distributions (3)
For the Year or Period Ended (2)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (4)	Expenses After Reductions (4), (5)		Net Investment Income (Loss) (4), (5)	Total Returns (6)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Inflation Managed

Class I
2023	$11.64	$0.47	($0.04)	$0.43	$–	$–	$–	$12.07	0.74%	0.74	% (7)	3.95%	3.67%	$261,009	172%
2022	13.21	0.84	(2.41)	(1.57)	–	–	–	11.64	0.73%	0.73%		6.86%	(11.87%)	269,220	47%
2021	12.50	0.62	0.09	0.71	–	–	–	13.21	0.67%	0.67%		4.88%	5.69%	335,607	115%
2020	11.22	0.12	1.16	1.28	–	–	–	12.50	0.88%	0.88%		0.99%	11.42%	292,256	226%
2019	10.32	0.20	0.70	0.90	–	–	–	11.22	1.93%	1.93%		1.88%	8.64%	278,484	284%
Class P
2023	13.31	0.54	(0.02)	0.52	–	–	–	13.83	0.54%	0.54	% (7)	4.01%	3.88%	153,972	172%
2022	15.08	1.03	(2.80)	(1.77)	–	–	–	13.31	0.53%	0.53%		7.43%	(11.70%)	397,533	47%
2021	14.24	0.74	0.10	0.84	–	–	–	15.08	0.47%	0.47%		5.09%	5.90%	208,469	115%
2020	12.75	0.15	1.34	1.49	–	–	–	14.24	0.68%	0.68%		1.13%	11.64%	206,924	226%
2019	11.71	0.19	0.85	1.04	–	–	–	12.75	1.73%	1.73%		1.55%	8.86%	158,321	284%
Intermediate Bond

Class I
2023	$8.69	$0.28	$0.21	$0.49	$–	$–	$–	$9.18	0.64%	0.64%		3.14%	5.74%	$22,110	27%
2022	9.98	0.19	(1.48)	(1.29)	–	–	–	8.69	0.63%	0.63%		2.16%	(12.98%)	8,363	78%
11/01/2021 - 12/31/2021	9.99	0.02	(0.03)	(0.01)	–	–	–	9.98	0.62%	0.62%		1.12%	(0.16%)	1,094	135%
Class P
2023	8.71	0.29	0.22	0.51	–	–	–	9.22	0.44%	0.44%		3.28%	5.95%	1,261,555	27%
2022	9.98	0.19	(1.46)	(1.27)	–	–	–	8.71	0.43%	0.43%		2.13%	(12.81%)	1,366,426	78%
2021	10.16	0.12	(0.30)	(0.18)	–	–	–	9.98	0.43%	0.43%		1.20%	(1.70%)	1,254,209	135%
10/23/2020 - 12/31/2020	10.00	0.01	0.15	0.16	–	–	–	10.16	0.45%	0.45%		0.55%	1.57%	1,090,654	82%
Managed Bond

Class I
2023	$12.69	$0.51	$0.32	$0.83	$–	$–	$–	$13.52	0.66%	0.64	% (7)	3.96%	6.55%	$661,184	502%
2022	14.76	0.33	(2.40)	(2.07)	–	–	–	12.69	0.64%	0.63%		2.46%	(14.02%)	662,633	426%
2021	14.93	0.25	(0.42)	(0.17)	–	–	–	14.76	0.63%	0.62%		1.69%	(1.13%)	871,592	320%
2020	13.78	0.30	0.85	1.15	–	–	–	14.93	0.70%	0.69%		2.04%	8.34%	898,530	574%
2019	12.70	0.38	0.70	1.08	–	–	–	13.78	1.00%	1.00%		2.87%	8.49%	829,816	606%
Class P
2023	14.10	0.60	0.36	0.96	–	–	–	15.06	0.46%	0.44	% (7)	4.15%	6.76%	1,551,175	502%
2022	16.37	0.40	(2.67)	(2.27)	–	–	–	14.10	0.44%	0.43%		2.73%	(13.85%)	1,795,265	426%
2021	16.52	0.31	(0.46)	(0.15)	–	–	–	16.37	0.43%	0.42%		1.89%	(0.93%)	1,886,891	320%
2020	15.22	0.36	0.94	1.30	–	–	–	16.52	0.50%	0.49%		2.23%	8.56%	2,096,829	574%
2019	14.00	0.46	0.76	1.22	–	–	–	15.22	0.80%	0.80%		3.08%	8.71%	2,541,514	606%
Short Duration Bond

Class I
2023	$10.22	$0.36	$0.13	$0.49	$–	$–	$–	$10.71	0.64%	0.64%		3.42%	4.87%	$418,842	105%
2022	10.71	0.18	(0.67)	(0.49)	–	–	–	10.22	0.63%	0.63%		1.69%	(4.58%)	427,005	83%
2021	10.75	0.12	(0.16)	(0.04)	–	–	–	10.71	0.63%	0.63%		1.10%	(0.45%)	501,192	82%
2020	10.37	0.18	0.20	0.38	–	–	–	10.75	0.63%	0.63%		1.72%	3.73%	511,791	83%
2019	9.95	0.24	0.18	0.42	–	–	–	10.37	0.64%	0.64%		2.33%	4.22%	465,453	131%
Class P
2023	10.71	0.41	0.13	0.54	–	–	–	11.25	0.44%	0.44%		3.71%	5.08%	1,419,781	105%
2022	11.20	0.20	(0.69)	(0.49)	–	–	–	10.71	0.43%	0.43%		1.87%	(4.39%)	724,988	83%
2021	11.22	0.15	(0.17)	(0.02)	–	–	–	11.20	0.43%	0.43%		1.30%	(0.25%)	934,420	82%
2020	10.80	0.21	0.21	0.42	–	–	–	11.22	0.43%	0.43%		1.90%	3.94%	1,035,575	83%
2019	10.34	0.27	0.19	0.46	–	–	–	10.80	0.43%	0.43%		2.53%	4.43%	837,740	131%

See Notes to Financial Statements	See explanation of references on C-44

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

		Selected Per Share Data							Ratios to Average Net Assets				Supplemental Data
		Investment Operations			Distributions (3)
For the Year or Period Ended (2)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (4)	Expenses After Reductions (4), (5)		Net Investment Income (Loss) (4), (5)	Total Returns (6)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Emerging Markets Debt

Class I
2023	$11.05	$0.74	$0.63	$1.37	$–	$–	$–	$12.42	1.10%	1.05	% (7)	6.38%	12.35%	$23,149	194%
2022	12.21	0.60	(1.76)	(1.16)	–	–	–	11.05	1.11%	1.06%		5.31%	(9.27%)	21,815	103%
2021	12.97	0.53	(1.29)	(0.76)	–	–	–	12.21	1.05%	1.03%		4.20%	(6.12%)	90,598	145%
2020	12.75	0.54	(0.32)	0.22	–	–	–	12.97	1.09%	1.07%		4.54%	1.75%	84,108	82%
2019	11.64	0.68	0.43	1.11	–	–	–	12.75	1.05%	1.03%		5.48%	9.52%	54,255	55%
Class P
2023	11.28	0.78	0.64	1.42	–	–	–	12.70	0.90%	0.85	% (7)	6.61%	12.57%	199,565	194%
2022	12.44	0.65	(1.81)	(1.16)	–	–	–	11.28	0.92%	0.87%		5.68%	(9.08%)	210,706	103%
2021	13.19	0.56	(1.31)	(0.75)	–	–	–	12.44	0.85%	0.82%		4.40%	(5.94%)	467,700	145%
2020	12.94	0.59	(0.34)	0.25	–	–	–	13.19	0.86%	0.84%		4.93%	1.96%	290,029	82%
2019	11.80	0.71	0.43	1.14	–	–	–	12.94	0.85%	0.83%		5.63%	9.74%	716,924	55%
Dividend Growth

Class I
2023	$33.01	$0.35	$4.05	$4.40	$–	$–	$–	$37.41	0.89%	0.86%		1.03%	13.32%	$615,998	23%
2022	36.88	0.29	(4.16)	(3.87)	–	–	–	33.01	0.88%	0.88%		0.87%	(10.49%)	563,348	16%
2021	29.32	0.21	7.35	7.56	–	–	–	36.88	0.87%	0.87%		0.63%	25.80%	649,523	10%
2020	25.85	0.23	3.24	3.47	–	–	–	29.32	0.88%	0.88%		0.92%	13.44%	526,309	28%
2019	19.78	0.25	5.82	6.07	–	–	–	25.85	0.88%	0.88%		1.06%	30.64%	487,210	23%
Class P
2023	36.51	0.45	4.50	4.95	–	–	–	41.46	0.69%	0.66%		1.20%	13.54%	287,948	23%
2022	40.71	0.39	(4.59)	(4.20)	–	–	–	36.51	0.68%	0.68%		1.05%	(10.31%)	751,335	16%
2021	32.30	0.30	8.11	8.41	–	–	–	40.71	0.67%	0.67%		0.84%	26.05%	1,197,125	10%
2020	28.42	0.31	3.57	3.88	–	–	–	32.30	0.68%	0.68%		1.12%	13.66%	1,356,736	28%
2019	21.71	0.32	6.39	6.71	–	–	–	28.42	0.69%	0.69%		1.25%	30.90%	950,491	23%
Equity Index

Class I
2023	$97.29	$1.53	$23.70	$25.23	$–	$–	$–	$122.52	0.28%	0.28%		1.40%	25.93%	$3,750,952	4%
2022	119.09	1.41	(23.21)	(21.80)	–	–	–	97.29	0.28%	0.28%		1.36%	(18.31%)	3,072,629	6%
2021	92.77	1.21	25.11	26.32	–	–	–	119.09	0.27%	0.27%		1.14%	28.37%	3,929,164	2%
2020	78.55	1.25	12.97	14.22	–	–	–	92.77	0.28%	0.28%		1.59%	18.11%	3,129,087	7%
2019	59.92	1.22	17.41	18.63	–	–	–	78.55	0.28%	0.28%		1.74%	31.10%	2,672,446	6%
Class P
2023	101.28	1.83	24.69	26.52	–	–	–	127.80	0.08%	0.08%		1.60%	26.19%	810,492	4%
2022	123.73	1.68	(24.13)	(22.45)	–	–	–	101.28	0.08%	0.08%		1.57%	(18.15%)	587,247	6%
2021	96.20	1.47	26.06	27.53	–	–	–	123.73	0.07%	0.07%		1.36%	28.63%	581,154	2%
2020	81.29	1.45	13.46	14.91	–	–	–	96.20	0.08%	0.08%		1.79%	18.35%	778,542	7%
2019	61.88	1.40	18.01	19.41	–	–	–	81.29	0.08%	0.08%		1.91%	31.36%	718,257	6%
Focused Growth

Class I
2023	$41.74	($0.07)	$15.91	$15.84	$–	$–	$–	$57.58	0.95%	0.95%		(0.14%)	37.96%	$295,820	42%
2022	63.04	(0.12)	(21.18)	(21.30)	–	–	–	41.74	0.95%	0.95%		(0.26%)	(33.80%)	218,362	43%
2021	52.63	(0.30)	10.71	10.41	–	–	–	63.04	0.95%	0.95%		(0.51%)	19.79%	347,239	44%
2020	38.06	(0.19)	14.76	14.57	–	–	–	52.63	0.97%	0.97%		(0.44%)	38.29%	291,287	42%
2019	28.09	(0.06)	10.03	9.97	–	–	–	38.06	0.97%	0.97%		(0.16%)	35.46%	236,437	40%
Class P
2023	42.78	0.04	16.32	16.36	–	–	–	59.14	0.75%	0.75%		0.07%	38.24%	669,798	42%
2022	64.49	(0.01)	(21.70)	(21.71)	–	–	–	42.78	0.75%	0.75%		(0.01%)	(33.66%)	693,129	43%
2021	53.73	(0.17)	10.93	10.76	–	–	–	64.49	0.75%	0.75%		(0.28%)	20.03%	496,393	44%
2020	38.77	(0.10)	15.06	14.96	–	–	–	53.73	0.76%	0.76%		(0.23%)	38.58%	45	42%
2019	28.56	0.02	10.19	10.21	–	–	–	38.77	0.76%	0.76%		0.05%	35.75%	33	40%

See Notes to Financial Statements	See explanation of references on C-44

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

		Selected Per Share Data							Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions (3)
For the Year or Period Ended (2)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (4)	Expenses After Reductions (4), (5)	Net Investment Income (Loss) (4), (5)	Total Returns (6)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Growth

Class I
2023	$44.65	($0.04)	$15.90	$15.86	$–	$–	$–	$60.51	0.78%	0.78%	(0.08%)	35.55%	$812,453	30%
2022	64.90	(0.07)	(20.18)	(20.25)	–	–	–	44.65	0.78%	0.78%	(0.14%)	(31.21%)	634,578	19%
2021	52.59	(0.23)	12.54	12.31	–	–	–	64.90	0.77%	0.77%	(0.38%)	23.42%	999,552	13%
2020	39.97	(0.12)	12.74	12.62	–	–	–	52.59	0.78%	0.78%	(0.28%)	31.56%	833,240	40%
2019	28.94	(0.04)	11.07	11.03	–	–	–	39.97	0.78%	0.78%	(0.12%)	38.13%	709,513	28%
Class P
2023	48.56	0.07	17.33	17.40	–	–	–	65.96	0.58%	0.58%	0.12%	35.82%	623,700	30%
2022	70.46	0.03	(21.93)	(21.90)	–	–	–	48.56	0.58%	0.58%	0.05%	(31.07%)	555,373	19%
2021	56.97	(0.12)	13.61	13.49	–	–	–	70.46	0.57%	0.57%	(0.18%)	23.67%	1,219,416	13%
2020	43.22	(0.04)	13.79	13.75	–	–	–	56.97	0.58%	0.58%	(0.08%)	31.82%	1,496,227	40%
2019	31.23	0.03	11.96	11.99	–	–	–	43.22	0.58%	0.58%	0.08%	38.41%	1,244,042	28%
Hedged Equity

Class I
2023	$9.69	$0.08	$1.45	$1.53	$–	$–	$–	$11.22	0.91%	0.90%	0.73%	15.69%	$266,272	44%
2022	10.55	0.07	(0.93)	(0.86)	–	–	–	9.69	0.92%	0.90%	0.72%	(7.95%)	156,133	29%
04/30/2021 - 12/31/2021	10.00	0.03	0.52	0.55	–	–	–	10.55	1.13%	0.90%	0.48%	5.37%	58,694	34%
Class P
2023	9.72	0.10	1.46	1.56	–	–	–	11.28	0.71%	0.70%	0.93%	15.92%	7,089	44%
2022	10.57	0.10	(0.95)	(0.85)	–	–	–	9.72	0.72%	0.70%	0.98%	(7.76%)	3,648	29%
04/30/2021 - 12/31/2021	10.00	0.05	0.52	0.57	–	–	–	10.57	0.93%	0.70%	0.70%	5.51%	633	34%
Large-Cap Core

Class I
2023	$54.51	$0.58	$14.17	$14.75	$–	$–	$–	$69.26	0.68%	0.68%	0.94%	27.06%	$614,725	61%
2022	68.67	0.59	(14.75)	(14.16)	–	–	–	54.51	0.68%	0.68%	1.00%	(20.61%)	522,329	126%
2021	53.74	0.53	14.40	14.93	–	–	–	68.67	0.67%	0.67%	0.87%	27.76%	715,346	42%
2020	47.17	0.46	6.11	6.57	–	–	–	53.74	0.68%	0.68%	0.99%	13.94%	625,521	56%
2019	35.70	0.51	10.96	11.47	–	–	–	47.17	0.68%	0.68%	1.20%	32.13%	626,936	42%
Class P
2023	61.15	0.78	15.93	16.71	–	–	–	77.86	0.48%	0.48%	1.11%	27.31%	1,249,759	61%
2022	76.88	0.78	(16.51)	(15.73)	–	–	–	61.15	0.48%	0.48%	1.20%	(20.46%)	496,819	126%
2021	60.05	0.78	16.05	16.83	–	–	–	76.88	0.47%	0.47%	1.14%	28.02%	397,013	42%
2020	52.60	0.61	6.84	7.45	–	–	–	60.05	0.48%	0.48%	1.17%	14.16%	578,315	56%
2019	39.73	0.66	12.21	12.87	–	–	–	52.60	0.48%	0.48%	1.40%	32.40%	459,756	42%
Large-Cap Growth

Class I
2023	$15.30	($0.03)	$6.93	$6.90	$–	$–	$–	$22.20	0.94%	0.87%	(0.18%)	45.12%	$372,192	99%
2022	24.64	(0.03)	(9.31)	(9.34)	–	–	–	15.30	0.94%	0.90%	(0.18%)	(37.90%)	271,862	67%
2021	20.49	(0.10)	4.25	4.15	–	–	–	24.64	0.93%	0.89%	(0.44%)	20.27%	460,251	40%
2020	14.81	(0.07)	5.75	5.68	–	–	–	20.49	0.93%	0.89%	(0.40%)	38.35%	420,994	42%
2019	11.19	(0.04)	3.66	3.62	–	–	–	14.81	0.94%	0.89%	(0.30%)	32.34%	308,203	42%
Class P
2023	18.16	– (8)	8.24	8.24	–	–	–	26.40	0.75%	0.68%	0.02%	45.41%	1,070,286	99%
2022	29.18	0.01	(11.03)	(11.02)	–	–	–	18.16	0.74%	0.70%	0.03%	(37.77%)	512,220	67%
2021	24.21	(0.06)	5.03	4.97	–	–	–	29.18	0.73%	0.69%	(0.24%)	20.51%	765,546	40%
2020	17.47	(0.04)	6.78	6.74	–	–	–	24.21	0.73%	0.69%	(0.20%)	38.62%	1,132,392	42%
2019	13.17	(0.02)	4.32	4.30	–	–	–	17.47	0.74%	0.69%	(0.10%)	32.61%	1,059,043	42%

See Notes to Financial Statements	See explanation of references on C-44

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

		Selected Per Share Data							Ratios to Average Net Assets				Supplemental Data
		Investment Operations			Distributions (3)
For the Year or Period Ended (2)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (4)	Expenses After Reductions (4), (5)		Net Investment Income (Loss) (4), (5)	Total Returns (6)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Large-Cap Value

Class I
2023	$32.12	$0.46	$4.33	$4.79	$–	$–	$–	$36.91	0.85%	0.85%		1.38%	14.91%	$449,208	36%
2022	34.40	0.41	(2.69)	(2.28)	–	–	–	32.12	0.84%	0.84%		1.28%	(6.63%)	425,091	9%
2021	27.28	0.33	6.79	7.12	–	–	–	34.40	0.83%	0.83%		1.03%	26.12%	469,171	18%
2020	25.76	0.35	1.17	1.52	–	–	–	27.28	0.83%	0.83%		1.48%	5.87%	376,337	33%
2019	20.05	0.35	5.36	5.71	–	–	–	25.76	0.84%	0.84%		1.52%	28.46%	377,392	10%
Class P
2023	35.52	0.59	4.79	5.38	–	–	–	40.90	0.65%	0.65%		1.58%	15.14%	838,657	36%
2022	37.97	0.52	(2.97)	(2.45)	–	–	–	35.52	0.64%	0.64%		1.47%	(6.44%)	701,589	9%
2021	30.05	0.43	7.49	7.92	–	–	–	37.97	0.63%	0.63%		1.25%	26.37%	874,567	18%
2020	28.32	0.43	1.30	1.73	–	–	–	30.05	0.63%	0.63%		1.65%	6.08%	1,216,921	33%
2019	22.00	0.44	5.88	6.32	–	–	–	28.32	0.64%	0.64%		1.73%	28.72%	833,371	10%
Mid-Cap Equity

Class I
2023	$28.28	$0.32	$4.02	$4.34	$–	$–	$–	$32.62	0.90%	0.87	% (7)	1.08%	15.35%	$392,655	174%
2022	34.18	0.34	(6.24)	(5.90)	–	–	–	28.28	0.88%	0.88%		1.12%	(17.26%)	365,129	154%
2021	29.36	0.07	4.75	4.82	–	–	–	34.18	0.88%	0.88%		0.22%	16.40%	457,508	119%
2020	23.03	0.10	6.23	6.33	–	–	–	29.36	0.88%	0.88%		0.44%	27.51%	420,292	103%
2019	19.06	0.21	3.76	3.97	–	–	–	23.03	0.88%	0.88%		0.97%	20.84%	365,156	166%
Class P
2023	35.12	0.45	5.02	5.47	–	–	–	40.59	0.70%	0.67	% (7)	1.24%	15.58%	214,892	174%
2022	42.36	0.49	(7.73)	(7.24)	–	–	–	35.12	0.68%	0.68%		1.30%	(17.09%)	235,870	154%
2021	36.32	0.17	5.87	6.04	–	–	–	42.36	0.68%	0.68%		0.41%	16.63%	358,643	119%
2020	28.42	0.19	7.71	7.90	–	–	–	36.32	0.68%	0.68%		0.67%	27.77%	398,953	103%
2019	23.48	0.32	4.62	4.94	–	–	–	28.42	0.68%	0.68%		1.17%	21.09%	702,213	166%
Mid-Cap Growth

Class I
2023	$22.20	($0.09)	$4.45	$4.36	$–	$–	$–	$26.56	0.93%	0.91%		(0.36%)	19.62%	$401,940	55%
2022	32.05	(0.11)	(9.74)	(9.85)	–	–	–	22.20	0.93%	0.91%		(0.44%)	(30.72%)	344,219	29%
2021	27.47	(0.17)	4.75	4.58	–	–	–	32.05	0.93%	0.90%		(0.56%)	16.67%	541,746	37%
2020	18.30	(0.07)	9.24	9.17	–	–	–	27.47	0.93%	0.91%		(0.34%)	50.14%	474,569	21%
2019	13.22	(0.04)	5.12	5.08	–	–	–	18.30	0.93%	0.91%		(0.27%)	38.45%	367,697	24%
Class P
2023	24.53	(0.04)	4.91	4.87	–	–	–	29.40	0.73%	0.71%		(0.15%)	19.86%	533,581	55%
2022	35.34	(0.06)	(10.75)	(10.81)	–	–	–	24.53	0.73%	0.71%		(0.24%)	(30.59%)	461,342	29%
2021	30.23	(0.12)	5.23	5.11	–	–	–	35.34	0.73%	0.70%		(0.37%)	16.90%	748,898	37%
2020	20.09	(0.03)	10.17	10.14	–	–	–	30.23	0.73%	0.71%		(0.14%)	50.44%	537,942	21%
2019	14.48	(0.01)	5.62	5.61	–	–	–	20.09	0.73%	0.71%		(0.08%)	38.73%	586,278	24%
Mid-Cap Value

Class I
2023	$25.42	$0.26	$3.91	$4.17	$–	$–	$–	$29.59	0.94%	0.94%		0.97%	16.39%	$151,414	40%
2022	27.41	0.25	(2.24)	(1.99)	–	–	–	25.42	0.93%	0.93%		0.97%	(7.26%)	130,901	31%
2021	21.58	0.15	5.68	5.83	–	–	–	27.41	0.93%	0.93%		0.60%	27.03%	152,213	22%
2020	20.45	0.18	0.95	1.13	–	–	–	21.58	0.93%	0.93%		1.02%	5.52%	109,677	48%
2019	15.74	0.17	4.54	4.71	–	–	–	20.45	0.93%	0.93%		0.92%	29.94%	119,570	37%
Class P
2023	37.89	0.43	5.86	6.29	–	–	–	44.18	0.73%	0.73%		1.07%	16.62%	196,377	40%
2022	40.77	0.44	(3.32)	(2.88)	–	–	–	37.89	0.73%	0.73%		1.16%	(7.08%)	519,493	31%
2021	32.03	0.29	8.45	8.74	–	–	–	40.77	0.73%	0.73%		0.78%	27.29%	713,811	22%
2020	30.30	0.33	1.40	1.73	–	–	–	32.03	0.73%	0.73%		1.23%	5.73%	730,338	48%
2019	23.27	0.30	6.73	7.03	–	–	–	30.30	0.73%	0.73%		1.10%	30.20%	910,059	37%

See Notes to Financial Statements	See explanation of references on C-44

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

		Selected Per Share Data							Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions (3)
For the Year or Period Ended (2)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (4)	Expenses After Reductions (4), (5)	Net Investment Income (Loss) (4), (5)	Total Returns (6)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Small-Cap Equity

Class I
2023	$26.30	$0.36	$3.06	$3.42	$–	$–	$–	$29.72	1.03%	0.93%	1.32%	12.97%	$105,145	55%
2022	30.21	0.25	(4.16)	(3.91)	–	–	–	26.30	1.01%	0.91%	0.91%	(12.92%)	90,420	39%
2021	23.89	0.25	6.07	6.32	–	–	–	30.21	1.00%	0.90%	0.87%	26.46%	114,214	51%
2020	22.66	0.25	0.98	1.23	–	–	–	23.89	1.03%	0.93%	1.29%	5.42%	87,097	46%
2019	18.28	0.29	4.09	4.38	–	–	–	22.66	1.02%	0.92%	1.40%	23.96%	84,882	39%
Class P
2023	34.57	0.52	4.04	4.56	–	–	–	39.13	0.82%	0.72%	1.47%	13.20%	132,894	55%
2022	39.62	0.39	(5.44)	(5.05)	–	–	–	34.57	0.81%	0.71%	1.07%	(12.74%)	207,962	39%
2021	31.27	0.41	7.94	8.35	–	–	–	39.62	0.80%	0.70%	1.06%	26.71%	363,249	51%
2020	29.60	0.37	1.30	1.67	–	–	–	31.27	0.83%	0.73%	1.46%	5.63%	104,196	46%
2019	23.83	0.43	5.34	5.77	–	–	–	29.60	0.82%	0.72%	1.60%	24.21%	168,886	39%
Small-Cap Growth

Class I
2023	$23.43	($0.02)	$3.35	$3.33	$–	$–	$–	$26.76	0.84%	0.84%	(0.09%)	14.20%	$157,383	66%
2022	33.44	(0.05)	(9.96)	(10.01)	–	–	–	23.43	0.84%	0.84%	(0.19%)	(29.92%)	145,705	50%
2021	32.88	(0.16)	0.72	0.56	–	–	–	33.44	0.84%	0.84%	(0.46%)	1.69%	204,086	79%
2020	21.14	(0.09)	11.83	11.74	–	–	–	32.88	0.84%	0.84%	(0.36%)	55.58%	208,805	175%
2019	16.02	(0.15)	5.27	5.12	–	–	–	21.14	0.84%	0.84%	(0.72%)	31.90%	155,017	99%
Class P
2023	27.84	0.03	3.99	4.02	–	–	–	31.86	0.64%	0.64%	0.11%	14.43%	133,036	66%
2022	39.65	0.02	(11.83)	(11.81)	–	–	–	27.84	0.65%	0.65%	0.06%	(29.78%)	115,895	50%
2021	38.91	(0.10)	0.84	0.74	–	–	–	39.65	0.64%	0.64%	(0.25%)	1.89%	78,051	79%
2020	24.96	(0.04)	13.99	13.95	–	–	–	38.91	0.64%	0.64%	(0.13%)	55.89%	99,319	175%
2019	18.89	(0.12)	6.19	6.07	–	–	–	24.96	0.64%	0.64%	(0.52%)	32.17%	42,086	99%
Small-Cap Index

Class I
2023	$27.88	$0.33	$4.19	$4.52	$–	$–	$–	$32.40	0.56%	0.56%	1.13%	16.20%	$563,674	13%
2022	35.23	0.28	(7.63)	(7.35)	–	–	–	27.88	0.55%	0.55%	0.93%	(20.86%)	502,756	14%
2021	30.84	0.23	4.16	4.39	–	–	–	35.23	0.54%	0.54%	0.65%	14.24%	671,321	21%
2020	25.88	0.20	4.76	4.96	–	–	–	30.84	0.55%	0.55%	0.85%	19.16%	610,657	20%
2019	20.74	0.22	4.92	5.14	–	–	–	25.88	0.55%	0.55%	0.93%	24.80%	553,267	12%
Class P
2023	28.48	0.40	4.28	4.68	–	–	–	33.16	0.36%	0.36%	1.33%	16.43%	134,476	13%
2022	35.91	0.34	(7.77)	(7.43)	–	–	–	28.48	0.35%	0.35%	1.13%	(20.70%)	142,202	14%
2021	31.37	0.30	4.24	4.54	–	–	–	35.91	0.34%	0.34%	0.85%	14.47%	184,809	21%
2020	26.28	0.25	4.84	5.09	–	–	–	31.37	0.35%	0.35%	1.05%	19.39%	185,980	20%
2019	21.01	0.27	5.00	5.27	–	–	–	26.28	0.35%	0.35%	1.11%	25.05%	156,017	12%
Small-Cap Value

Class I
2023	$25.64	$0.22	$1.71	$1.93	$–	$–	$–	$27.57	0.99%	0.99%	0.87%	7.53%	$199,969	54%
2022	30.82	0.24	(5.42)	(5.18)	–	–	–	25.64	0.99%	0.99%	0.87%	(16.81%)	199,012	40%
2021	22.73	0.13	7.96	8.09	–	–	–	30.82	0.98%	0.98%	0.44%	35.61%	270,629	56%
2020	21.97	0.14	0.62	0.76	–	–	–	22.73	0.99%	0.99%	0.81%	3.44%	201,788	51%
2019	17.93	0.12	3.92	4.04	–	–	–	21.97	0.98%	0.98%	0.59%	22.58%	207,494	36%
Class P
2023	31.46	0.32	2.12	2.44	–	–	–	33.90	0.79%	0.79%	1.00%	7.74%	91,053	54%
2022	37.74	0.35	(6.63)	(6.28)	–	–	–	31.46	0.78%	0.78%	1.05%	(16.64%)	202,230	40%
2021	27.78	0.23	9.73	9.96	–	–	–	37.74	0.78%	0.78%	0.64%	35.88%	363,532	56%
2020	26.80	0.22	0.76	0.98	–	–	–	27.78	0.79%	0.79%	0.99%	3.64%	106,613	51%
2019	21.82	0.19	4.79	4.98	–	–	–	26.80	0.78%	0.78%	0.77%	22.83%	171,032	36%

See Notes to Financial Statements	See explanation of references on C-44

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

		Selected Per Share Data								Ratios to Average Net Assets			Supplemental Data
		Investment Operations				Distributions (3)
For the Year or Period Ended (2)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (4)	Expenses After Reductions (4), (5)	Net Investment Income (Loss) (4), (5)	Total Returns (6)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Value

Class I
2023	$19.46	$0.38		$0.36	$0.74	$–	$–	$–	$20.20	0.95%	0.87%	1.95%	3.77%	$230,760	44%
2022	19.57	0.34		(0.45)	(0.11)	–	–	–	19.46	0.94%	0.87%	1.77%	(0.53%)	249,169	33%
2021	16.09	0.28		3.20	3.48	–	–	–	19.57	0.94%	0.86%	1.55%	21.64%	265,095	48%
2020	17.28	0.28		(1.47)	(1.19)	–	–	–	16.09	0.95%	0.92%	1.96%	(6.94%)	242,064	123%
2019	13.86	0.29		3.13	3.42	–	–	–	17.28	0.94%	0.93%	1.84%	24.72%	268,920	31%
Class P
2023	22.44	0.48		0.41	0.89	–	–	–	23.33	0.75%	0.67%	2.15%	3.98%	737,929	44%
2022	22.51	0.43		(0.50)	(0.07)	–	–	–	22.44	0.74%	0.67%	1.96%	(0.34%)	677,200	33%
2021	18.47	0.37		3.67	4.04	–	–	–	22.51	0.74%	0.66%	1.75%	21.89%	913,732	48%
2020	19.81	0.36		(1.70)	(1.34)	–	–	–	18.47	0.75%	0.72%	2.17%	(6.75%)	547,526	123%
2019	15.85	0.37		3.59	3.96	–	–	–	19.81	0.75%	0.73%	2.02%	24.97%	807,432	31%
Value Advantage

Class I
2023	$23.42	$0.40		$1.85	$2.25	$–	$–	$–	$25.67	0.89%	0.89%	1.70%	9.60%	$98,746	30%
2022	24.41	0.40		(1.39)	(0.99)	–	–	–	23.42	0.89%	0.89%	1.69%	(4.07%)	109,885	20%
2021	18.99	0.27		5.15	5.42	–	–	–	24.41	0.89%	0.89%	1.21%	28.52%	97,936	26%
2020	19.54	0.28		(0.83)	(0.55)	–	–	–	18.99	0.89%	0.89%	1.68%	(2.78%)	56,754	33%
2019	15.39	0.29		3.86	4.15	–	–	–	19.54	0.89%	0.89%	1.63%	26.96%	50,905	17%
Class P
2023	23.88	0.46		1.88	2.34	–	–	–	26.22	0.69%	0.69%	1.89%	9.82%	692,899	30%
2022	24.84	0.45		(1.41)	(0.96)	–	–	–	23.88	0.69%	0.69%	1.87%	(3.87%)	646,782	20%
2021	19.29	0.32		5.23	5.55	–	–	–	24.84	0.69%	0.69%	1.42%	28.78%	951,636	26%
2020	19.80	0.31		(0.82)	(0.51)	–	–	–	19.29	0.69%	0.69%	1.87%	(2.58%)	1,029,439	33%
2019	15.56	0.33		3.91	4.24	–	–	–	19.80	0.69%	0.69%	1.82%	27.21%	886,218	17%
Emerging Markets

Class I
2023	$16.54	$0.20		$1.28	$1.48	$–	$–	$–	$18.02	1.07%	1.07%	1.12%	8.95%	$335,719	46%
2022	22.14	0.13		(5.73)	(5.60)	–	–	–	16.54	1.07%	1.07%	0.75%	(25.27%)	318,746	46%
2021	24.13	0.09		(2.08)	(1.99)	–	–	–	22.14	1.05%	1.05%	0.39%	(8.28%)	424,886	45%
2020	20.57	0.04		3.52	3.56	–	–	–	24.13	1.04%	1.04%	0.22%	17.33%	469,683	36%
2019	16.38	0.12		4.07	4.19	–	–	–	20.57	1.07%	1.07%	0.67%	25.60%	446,118	28%
Class P
2023	17.26	0.23		1.36	1.59	–	–	–	18.85	0.87%	0.87%	1.25%	9.17%	284,792	46%
2022	23.06	0.17		(5.97)	(5.80)	–	–	–	17.26	0.86%	0.86%	0.90%	(25.12%)	376,337	46%
2021	25.09	0.15		(2.18)	(2.03)	–	–	–	23.06	0.85%	0.85%	0.58%	(8.10%)	944,698	45%
2020	21.34	0.09		3.66	3.75	–	–	–	25.09	0.84%	0.84%	0.44%	17.56%	1,112,611	36%
2019	16.96	0.15		4.23	4.38	–	–	–	21.34	0.87%	0.87%	0.81%	25.85%	1,011,549	28%
International Growth

Class I
2023	$7.78	$0.07		$1.00	$1.07	$–	$–	$–	$8.85	0.95%	0.95%	0.78%	13.73%	$3,838	53%
2022	9.92	0.04		(2.18)	(2.14)	–	–	–	7.78	0.96%	0.96%	0.52%	(21.54%)	1,720	32%
10/29/2021 - 12/31/2021	10.00	(0.01)		(0.07)	(0.08)	–	–	–	9.92	1.02%	1.02%	(0.30%)	(0.85%)	538	3%
Class P
2023	7.80	0.07		1.03	1.10	–	–	–	8.90	0.75%	0.75%	0.88%	14.16%	859,232	53%
2022	9.92	0.07		(2.19)	(2.12)	–	–	–	7.80	0.77%	0.77%	0.83%	(21.38%)	508,186	32%
10/29/2021 - 12/31/2021	10.00	–	(8)	(0.08)	(0.08)	–	–	–	9.92	0.84%	0.84%	0.04%	(0.81%)	711,688	3%

See Notes to Financial Statements	See explanation of references on C-44

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

		Selected Per Share Data							Ratios to Average Net Assets				Supplemental Data
		Investment Operations			Distributions (3)
For the Year or Period Ended (2)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (4)	Expenses After Reductions (4), (5)		Net Investment Income (Loss) (4), (5)	Total Returns (6)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
International Large-Cap

Class I
2023	$11.68	$0.18	$2.00	$2.18	$–	$–	$–	$13.86	1.03%	1.00%		1.37%	18.65%	$599,870	8%
2022	13.78	0.14	(2.24)	(2.10)	–	–	–	11.68	1.02%	0.99%		1.22%	(15.19%)	533,078	12%
2021	12.00	0.14	1.64	1.78	–	–	–	13.78	1.01%	0.98%		1.09%	14.78%	660,058	9%
2020	10.84	0.08	1.08	1.16	–	–	–	12.00	1.01%	1.01%		0.75%	10.74%	626,819	19%
2019	8.47	0.17	2.20	2.37	–	–	–	10.84	1.01%	1.01%		1.72%	28.03%	595,183	10%
Class P
2023	12.66	0.23	2.16	2.39	–	–	–	15.05	0.83%	0.80%		1.61%	18.89%	392,262	8%
2022	14.90	0.18	(2.42)	(2.24)	–	–	–	12.66	0.82%	0.79%		1.44%	(15.02%)	521,517	12%
2021	12.96	0.19	1.75	1.94	–	–	–	14.90	0.81%	0.78%		1.39%	15.01%	643,027	9%
2020	11.68	0.10	1.18	1.28	–	–	–	12.96	0.81%	0.81%		0.93%	10.96%	1,056,100	19%
2019	9.10	0.21	2.37	2.58	–	–	–	11.68	0.80%	0.80%		1.98%	28.29%	1,084,523	10%
International Small-Cap

Class I
2023	$11.01	$0.26	$1.64	$1.90	$–	$–	$–	$12.91	1.16%	1.14	% (7)	2.17%	17.23%	$83,190	7%
2022	13.28	0.21	(2.48)	(2.27)	–	–	–	11.01	1.14%	1.12%		1.88%	(17.09%)	75,004	18%
2021	11.66	0.26	1.36	1.62	–	–	–	13.28	1.11%	1.11%		2.01%	13.87%	94,703	128%
2020	10.76	0.12	0.78	0.90	–	–	–	11.66	1.10%	1.10%		1.28%	8.42%	89,998	48%
2019	8.96	0.17	1.63	1.80	–	–	–	10.76	1.13%	1.13%		1.71%	20.07%	95,316	55%
Class P
2023	15.30	0.36	2.31	2.67	–	–	–	17.97	0.96%	0.94	% (7)	2.18%	17.46%	130,701	7%
2022	18.42	0.35	(3.47)	(3.12)	–	–	–	15.30	0.94%	0.92%		2.26%	(16.92%)	244,595	18%
2021	16.14	0.40	1.88	2.28	–	–	–	18.42	0.91%	0.91%		2.18%	14.10%	175,242	128%
2020	14.86	0.20	1.08	1.28	–	–	–	16.14	0.90%	0.90%		1.54%	8.64%	186,062	48%
2019	12.35	0.22	2.29	2.51	–	–	–	14.86	0.91%	0.91%		1.64%	20.31%	180,917	55%

International Value

Class I
2023	$14.08	$0.47	$2.38	$2.85	$–	$–	$–	$16.93	0.90%	0.90%		3.00%	20.20%	$322,538	51%
2022	14.26	0.40	(0.58)	(0.18)	–	–	–	14.08	0.91%	0.91%		2.93%	(1.26%)	288,052	49%
2021	11.85	0.34	2.07	2.41	–	–	–	14.26	0.90%	0.90%		2.50%	20.36%	312,717	35%
2020	12.77	0.19	(1.11)	(0.92)	–	–	–	11.85	0.90%	0.90%		1.83%	(7.17%)	272,016	66%
2019	10.95	0.32	1.50	1.82	–	–	–	12.77	0.89%	0.89%		2.70%	16.60%	290,316	27%
Class P
2023	15.90	0.53	2.73	3.26	–	–	–	19.16	0.70%	0.70%		3.03%	20.45%	661,428	51%
2022	16.08	0.51	(0.69)	(0.18)	–	–	–	15.90	0.71%	0.71%		3.32%	(1.07%)	674,837	49%
2021	13.33	0.40	2.35	2.75	–	–	–	16.08	0.70%	0.70%		2.60%	20.60%	542,306	35%
2020	14.33	0.23	(1.23)	(1.00)	–	–	–	13.33	0.70%	0.70%		1.94%	(6.98%)	1,065,402	66%
2019	12.27	0.38	1.68	2.06	–	–	–	14.33	0.69%	0.69%		2.87%	16.83%	1,239,876	27%

Health Sciences

Class I
2023	$60.97	$0.13	$1.96	$2.09	$–	$–	$–	$63.06	1.14%	1.14%		0.21%	3.42%	$398,867	37%
2022	64.73	0.10	(3.86)	(3.76)	–	–	–	60.97	1.14%	1.14%		0.17%	(5.80%)	424,635	36%
2021	57.60	(0.02)	7.15	7.13	–	–	–	64.73	1.13%	1.13%		(0.04%)	12.38%	492,712	45%
2020	48.49	(0.01)	9.12	9.11	–	–	–	57.60	1.14%	1.14%		(0.03%)	18.79%	454,545	21%
2019	38.55	0.01	9.93	9.94	–	–	–	48.49	1.14%	1.14%		0.03%	25.77%	420,805	39%
Class P
2023	67.35	0.27	2.17	2.44	–	–	–	69.79	0.94%	0.94%		0.41%	3.63%	2,008	37%
2022	71.35	0.25	(4.25)	(4.00)	–	–	–	67.35	0.94%	0.94%		0.38%	(5.61%)	1,846	36%
2021	63.36	0.11	7.88	7.99	–	–	–	71.35	0.93%	0.93%		0.16%	12.61%	1,475	45%
2020	53.23	0.10	10.03	10.13	–	–	–	63.36	0.93%	0.93%		0.16%	19.03%	530	21%
2019	42.24	0.11	10.88	10.99	–	–	–	53.23	0.93%	0.93%		0.24%	26.04%	41	39%

See Notes to Financial Statements	See explanation of references on C-44

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

		Selected Per Share Data							Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions (3)
For the Year or Period Ended (2)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (4)	Expenses After Reductions (4), (5)	Net Investment Income (Loss) (4), (5)	Total Returns (6)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Real Estate

Class I
2023	$29.70	$0.97	$2.89	$3.86	$–	$–	$–	$33.56	1.08%	0.99%	3.16%	13.01%	$220,533	14%
2022	39.94	0.47	(10.71)	(10.24)	–	–	–	29.70	1.07%	0.98%	1.41%	(25.64%)	204,962	23%
2021	28.46	(0.22)	11.70	11.48	–	–	–	39.94	1.07%	0.98%	(0.65%)	40.32%	308,201	22%
2020	29.43	0.99	(1.96)	(0.97)	–	–	–	28.46	1.07%	0.98%	3.73%	(3.28%)	242,921	38%
2019	22.41	0.49	6.53	7.02	–	–	–	29.43	1.06%	0.97%	1.80%	31.28%	282,511	33%
Class P
2023	31.23	0.97	3.16	4.13	–	–	–	35.36	0.88%	0.79%	2.98%	13.24%	142,295	14%
2022	41.91	0.60	(11.28)	(10.68)	–	–	–	31.23	0.87%	0.78%	1.71%	(25.49%)	233,992	23%
2021	29.81	(0.18)	12.28	12.10	–	–	–	41.91	0.87%	0.78%	(0.51%)	40.60%	234,297	22%
2020	30.76	1.00	(1.95)	(0.95)	–	–	–	29.81	0.87%	0.78%	3.57%	(3.08%)	235,401	38%
2019	23.38	0.56	6.82	7.38	–	–	–	30.76	0.87%	0.78%	1.95%	31.55%	404,175	33%
Technology

Class I
2023	$10.57	($0.06)	$5.73	$5.67	$–	$–	$–	$16.24	1.14%	1.14%	(0.47%)	53.68%	$301,813	49%
2022	16.53	(0.08)	(5.88)	(5.96)	–	–	–	10.57	1.14%	1.14%	(0.64%)	(36.06%)	197,337	28%
2021	14.52	(0.13)	2.14	2.01	–	–	–	16.53	1.14%	1.14%	(0.84%)	13.86%	308,749	40%
2020	9.86	(0.09)	4.75	4.66	–	–	–	14.52	1.14%	1.14%	(0.78%)	47.24%	287,129	44%
2019	7.23	(0.06)	2.69	2.63	–	–	–	9.86	1.15%	1.15%	(0.71%)	36.32%	189,301	28%
Class P
2023	13.49	(0.05)	7.33	7.28	–	–	–	20.77	0.94%	0.94%	(0.28%)	53.98%	2,296	49%
2022	21.05	(0.07)	(7.49)	(7.56)	–	–	–	13.49	0.94%	0.94%	(0.43%)	(35.93%)	1,116	28%
2021	18.45	(0.13)	2.73	2.60	–	–	–	21.05	0.94%	0.94%	(0.66%)	14.09%	1,207	40%
2020	12.51	(0.10)	6.04	5.94	–	–	–	18.45	0.94%	0.94%	(0.61%)	47.54%	482	44%
2019	9.15	(0.05)	3.41	3.36	–	–	–	12.51	0.93%	0.93%	(0.48%)	36.63%	26	28%
ESG Diversified

Class I
2023	$8.92	$0.20	$1.22	$1.42	$–	$–	$–	$10.34	0.65%	0.50%	2.07%	15.78%	$33,177	39%
2022	10.70	0.15	(1.93)	(1.78)	–	–	–	8.92	0.78%	0.50%	1.61%	(16.59%)	19,257	55%
04/30/2021 - 12/31/2021	10.00	0.08	0.62	0.70	–	–	–	10.70	0.97%	0.50%	1.12%	7.00%	16,819	13%
Class P
2023	8.95	0.16	1.28	1.44	–	–	–	10.39	0.45%	0.30%	1.71%	16.01%	252	39%
2022	10.71	0.46	(2.22)	(1.76)	–	–	–	8.95	0.58%	0.30%	4.93%	(16.43%)	571	55%
04/30/2021 - 12/31/2021	10.00	0.08	0.63	0.71	–	–	–	10.71	0.77%	0.30%	1.16%	7.15%	114	13%
ESG Diversified Growth

Class I
2023	$8.28	$0.15	$1.32	$1.47	$–	$–	$–	$9.75	0.85%	0.50%	1.64%	17.66%	$13,687	34%
2022	10.11	0.12	(1.95)	(1.83)	–	–	–	8.28	0.94%	0.50%	1.34%	(18.08%)	11,210	83%
10/29/2021 - 12/31/2021	10.00	0.08	0.03	0.11	–	–	–	10.11	1.23%	0.50%	4.51%	1.09%	12,772	3%
Class P
2023	8.30	0.20	1.28	1.48	–	–	–	9.78	0.65%	0.30%	2.19%	17.90%	1,417	34%
2022	10.11	0.12	(1.93)	(1.81)	–	–	–	8.30	0.67%	0.30%	1.44%	(17.97%)	525	83%
10/29/2021 - 12/31/2021	10.00	0.08	0.03	0.11	–	–	–	10.11	1.03%	0.30%	4.67%	1.12%	101	3%

See Notes to Financial Statements	See explanation of references on C-44

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

		Selected Per Share Data							Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions (3)
For the Year or Period Ended (2)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (4)	Expenses After Reductions (4), (5)	Net Investment Income (Loss) (4), (5)	Total Returns (6)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
PSF Avantis Balanced Allocation

Class D
2023	$14.39	$0.41	$1.57	$1.98	$–	$–	$–	$16.37	0.49%	0.43%	2.73%	13.83%	$329,904	32%
2022	16.92	0.22	(2.75)	(2.53)	–	–	–	14.39	0.48%	0.47%	1.48%	(14.99%)	323,006	128%
2021	15.04	0.21	1.67	1.88	–	–	–	16.92	0.48%	0.48%	1.28%	12.50%	394,494	16%
2020	13.42	0.19	1.43	1.62	–	–	–	15.04	0.49%	0.49%	1.44%	12.11%	310,280	11%
2019	11.20	0.24	1.98	2.22	–	–	–	13.42	0.50%	0.50%	1.90%	19.75%	243,088	15%
Class P
2023	14.50	0.46	1.59	2.05	–	–	–	16.55	0.24%	0.18%	3.01%	14.12%	3,013	32%
2022	17.02	0.29	(2.81)	(2.52)	–	–	–	14.50	0.23%	0.22%	1.87%	(14.78%)	2,694	128%
2021	15.09	0.42	1.51	1.93	–	–	–	17.02	0.23%	0.23%	2.52%	12.78%	1,907	16%
2020	13.42	0.28	1.39	1.67	–	–	–	15.09	0.23%	0.23%	2.01%	12.40%	100	11%
10/31/2019 - 12/31/2019	12.97	0.08	0.37	0.45	–	–	–	13.42	0.23%	0.23%	3.77%	3.53%	24	15%
Pacific Dynamix-Conservative Growth

Class I
2023	$17.76	($0.07)	$2.15	$2.08	$–	$–	$–	$19.84	0.43%	0.39%	(0.39%)	11.68%	$491,556	19%
2022	20.74	(0.07)	(2.91)	(2.98)	–	–	–	17.76	0.43%	0.38%	(0.38%)	(14.38%)	512,069	17%
2021	19.49	(0.08)	1.33	1.25	–	–	–	20.74	0.42%	0.39%	(0.39%)	6.44%	652,973	14%
2020	17.37	(0.07)	2.19	2.12	–	–	–	19.49	0.43%	0.37%	(0.37%)	12.21%	644,310	24%
2019	15.04	(0.06)	2.39	2.33	–	–	–	17.37	0.42%	0.37%	(0.37%)	15.47%	573,500	13%
Class P
2023	17.88	(0.04)	2.16	2.12	–	–	–	20.00	0.23%	0.19%	(0.19%)	11.91%	9,712	19%
2022	20.84	(0.03)	(2.93)	(2.96)	–	–	–	17.88	0.23%	0.18%	(0.18%)	(14.20%)	6,234	17%
2021	19.53	(0.04)	1.35	1.31	–	–	–	20.84	0.22%	0.19%	(0.19%)	6.66%	3,001	14%
2020	17.37	(0.03)	2.19	2.16	–	–	–	19.53	0.23%	0.17%	(0.17%)	12.44%	565	24%
10/31/2019 - 12/31/2019	16.92	– (8)	0.45	0.45	–	–	–	17.37	0.22%	0.17%	(0.17%)	2.70%	58	13%
Pacific Dynamix-Moderate Growth

Class I
2023	$23.51	($0.10)	$3.63	$3.53	$–	$–	$–	$27.04	0.42%	0.39%	(0.39%)	15.04%	$2,472,290	20%
2022	27.88	(0.10)	(4.27)	(4.37)	–	–	–	23.51	0.42%	0.39%	(0.39%)	(15.69%)	2,352,022	14%
2021	25.21	(0.10)	2.77	2.67	–	–	–	27.88	0.42%	0.38%	(0.38%)	10.62%	2,961,966	13%
2020	22.00	(0.08)	3.29	3.21	–	–	–	25.21	0.42%	0.37%	(0.37%)	14.58%	2,734,225	21%
2019	18.50	(0.07)	3.57	3.50	–	–	–	22.00	0.42%	0.37%	(0.37%)	18.94%	2,535,186	10%
Class P
2023	23.66	(0.05)	3.66	3.61	–	–	–	27.27	0.22%	0.19%	(0.19%)	15.27%	54,440	20%
2022	28.01	(0.05)	(4.30)	(4.35)	–	–	–	23.66	0.22%	0.19%	(0.19%)	(15.52%)	36,097	14%
2021	25.27	(0.05)	2.79	2.74	–	–	–	28.01	0.22%	0.18%	(0.18%)	10.85%	22,083	13%
2020	22.01	(0.04)	3.30	3.26	–	–	–	25.27	0.22%	0.17%	(0.17%)	14.81%	1,343	21%
10/31/2019 - 12/31/2019	21.21	(0.01)	0.81	0.80	–	–	–	22.01	0.21%	0.16%	(0.16%)	3.75%	303	10%

See Notes to Financial Statements	See explanation of references on C-44

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

		Selected Per Share Data							Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions (3)
For the Year or Period Ended (2)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (4)	Expenses After Reductions (4), (5)	Net Investment Income (Loss) (4), (5)	Total Returns (6)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Pacific Dynamix-Growth

Class I
2023	$27.48	($0.11)	$4.77	$4.66	$–	$–	$–	$32.14	0.42%	0.38%	(0.38%)	16.98%	$1,908,244	25%
2022	32.98	(0.11)	(5.39)	(5.50)	–	–	–	27.48	0.42%	0.38%	(0.38%)	(16.69%)	1,697,274	11%
2021	28.85	(0.12)	4.25	4.13	–	–	–	32.98	0.42%	0.38%	(0.38%)	14.33%	1,830,704	9%
2020	24.91	(0.09)	4.03	3.94	–	–	–	28.85	0.42%	0.37%	(0.37%)	15.79%	1,267,281	19%
2019	20.26	(0.08)	4.73	4.65	–	–	–	24.91	0.42%	0.37%	(0.37%)	22.94%	868,260	14%
Class P
2023	27.65	(0.06)	4.82	4.76	–	–	–	32.41	0.22%	0.18%	(0.18%)	17.22%	49,323	25%
2022	33.13	(0.05)	(5.43)	(5.48)	–	–	–	27.65	0.22%	0.18%	(0.18%)	(16.52%)	26,474	11%
2021	28.91	(0.06)	4.28	4.22	–	–	–	33.13	0.22%	0.18%	(0.18%)	14.57%	17,616	9%
2020	24.92	(0.04)	4.03	3.99	–	–	–	28.91	0.22%	0.17%	(0.17%)	16.02%	3,086	19%
10/31/2019 - 12/31/2019	23.78	(0.01)	1.15	1.14	–	–	–	24.92	0.21%	0.18%	(0.18%)	4.77%	85	14%
Portfolio Optimization Conservative

Class I
2023	$13.22	($0.04)	$1.26	$1.22	$–	$–	$–	$14.44	0.32%	0.32%	(0.32%)	9.22%	$1,074,844	23%
2022	15.32	(0.04)	(2.06)	(2.10)	–	–	–	13.22	0.32%	0.32%	(0.32%)	(13.67%)	1,166,154	25%
2021	14.99	(0.05)	0.38	0.33	–	–	–	15.32	0.32%	0.32%	(0.32%)	2.20%	1,496,201	12%
2020	13.89	(0.04)	1.14	1.10	–	–	–	14.99	0.32%	0.32%	(0.32%)	7.88%	1,677,166	47%
2019	12.38	(0.04)	1.55	1.51	–	–	–	13.89	0.32%	0.32%	(0.32%)	12.20%	1,547,975	25%
Class P
2023	13.31	(0.02)	1.28	1.26	–	–	–	14.57	0.12%	0.12%	(0.12%)	9.44%	184	23%
2022	15.38	(0.02)	(2.05)	(2.07)	–	–	–	13.31	0.12%	0.12%	(0.12%)	(13.49%)	208	25%
2021	15.02	(0.02)	0.38	0.36	–	–	–	15.38	0.12%	0.12%	(0.12%)	2.41%	231	12%
2020	13.90	(0.02)	1.14	1.12	–	–	–	15.02	0.12%	0.12%	(0.12%)	8.10%	178	47%
10/31/2019 - 12/31/2019	13.68	– (8)	0.22	0.22	–	–	–	13.90	0.11%	0.11%	(0.11%)	1.61%	159	25%
Portfolio Optimization Moderate-Conservative

Class I
2023	$15.14	($0.05)	$1.72	$1.67	$–	$–	$–	$16.81	0.32%	0.32%	(0.32%)	11.06%	$1,569,692	27%
2022	17.79	(0.05)	(2.60)	(2.65)	–	–	–	15.14	0.32%	0.32%	(0.32%)	(14.90%)	1,650,281	20%
2021	16.73	(0.05)	1.11	1.06	–	–	–	17.79	0.32%	0.32%	(0.32%)	6.28%	2,226,011	14%
2020	15.22	(0.05)	1.56	1.51	–	–	–	16.73	0.32%	0.32%	(0.32%)	9.97%	2,366,379	29%
2019	13.20	(0.05)	2.07	2.02	–	–	–	15.22	0.32%	0.32%	(0.32%)	15.28%	2,439,237	19%
Class P
2023	15.23	(0.02)	1.74	1.72	–	–	–	16.95	0.12%	0.12%	(0.12%)	11.28%	468	27%
2022	17.86	(0.02)	(2.61)	(2.63)	–	–	–	15.23	0.12%	0.12%	(0.12%)	(14.73%)	277	20%
2021	16.77	(0.02)	1.11	1.09	–	–	–	17.86	0.12%	0.12%	(0.12%)	6.49%	312	14%
2020	15.22	(0.02)	1.57	1.55	–	–	–	16.77	0.12%	0.12%	(0.12%)	10.19%	292	29%
10/31/2019 - 12/31/2019	14.84	– (8)	0.38	0.38	–	–	–	15.22	0.11%	0.11%	(0.11%)	2.56%	250	19%

See Notes to Financial Statements	See explanation of references on C-44

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

		Selected Per Share Data							Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions (3)
For the Year or Period Ended (2)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (4)	Expenses After Reductions (4), (5)	Net Investment Income (Loss) (4), (5)	Total Returns (6)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Portfolio Optimization Moderate

Class I
2023	$16.93	($0.06)	$2.41	$2.35	$–	$–	$–	$19.28	0.32%	0.32%	(0.32%)	13.88%	$7,011,415	30%
2022	20.08	(0.06)	(3.09)	(3.15)	–	–	–	16.93	0.32%	0.32%	(0.32%)	(15.72%)	7,068,997	19%
2021	18.40	(0.06)	1.74	1.68	–	–	–	20.08	0.31%	0.31%	(0.31%)	9.18%	9,507,628	13%
2020	16.45	(0.05)	2.00	1.95	–	–	–	18.40	0.32%	0.32%	(0.32%)	11.83%	9,839,706	23%
2019	13.89	(0.05)	2.61	2.56	–	–	–	16.45	0.32%	0.32%	(0.32%)	18.46%	9,999,658	24%
Class P
2023	17.04	(0.02)	2.42	2.40	–	–	–	19.44	0.12%	0.12%	(0.12%)	14.10%	2,046	30%
2022	20.17	(0.02)	(3.11)	(3.13)	–	–	–	17.04	0.12%	0.12%	(0.12%)	(15.55%)	1,606	19%
2021	18.44	(0.02)	1.75	1.73	–	–	–	20.17	0.11%	0.11%	(0.11%)	9.40%	1,720	13%
2020	16.46	(0.02)	2.00	1.98	–	–	–	18.44	0.12%	0.12%	(0.12%)	12.05%	1,410	23%
10/31/2019 - 12/31/2019	15.94	– (8)	0.52	0.52	–	–	–	16.46	0.11%	0.11%	(0.11%)	3.25%	1,026	24%
Portfolio Optimization Growth

Class I
2023	$18.79	($0.06)	$2.78	$2.72	$–	$–	$–	$21.51	0.32%	0.32%	(0.32%)	14.45%	$6,561,007	28%
2022	22.61	(0.06)	(3.76)	(3.82)	–	–	–	18.79	0.32%	0.32%	(0.32%)	(16.88%)	6,482,637	16%
2021	19.99	(0.07)	2.69	2.62	–	–	–	22.61	0.31%	0.31%	(0.31%)	13.12%	8,689,159	15%
2020	17.73	(0.06)	2.32	2.26	–	–	–	19.99	0.32%	0.32%	(0.32%)	12.72%	8,618,177	20%
2019	14.58	(0.05)	3.20	3.15	–	–	–	17.73	0.32%	0.32%	(0.32%)	21.65%	8,651,630	28%
Class P
2023	18.91	(0.02)	2.80	2.78	–	–	–	21.69	0.12%	0.12%	(0.12%)	14.68%	4,709	28%
2022	22.71	(0.02)	(3.78)	(3.80)	–	–	–	18.91	0.12%	0.12%	(0.12%)	(16.71%)	3,356	16%
2021	20.03	(0.02)	2.70	2.68	–	–	–	22.71	0.11%	0.11%	(0.11%)	13.34%	3,218	15%
2020	17.74	(0.02)	2.31	2.29	–	–	–	20.03	0.12%	0.12%	(0.12%)	12.95%	1,990	20%
10/31/2019 - 12/31/2019	17.03	– (8)	0.71	0.71	–	–	–	17.74	0.11%	0.11%	(0.11%)	4.15%	886	28%
Portfolio Optimization Aggressive-Growth

Class I
2023	$19.71	($0.07)	$3.22	$3.15	$–	$–	$–	$22.86	0.32%	0.32%	(0.32%)	15.96%	$1,601,321	34%
2022	23.89	(0.07)	(4.11)	(4.18)	–	–	–	19.71	0.32%	0.32%	(0.32%)	(17.51%)	1,536,560	16%
2021	20.65	(0.07)	3.31	3.24	–	–	–	23.89	0.32%	0.32%	(0.32%)	15.68%	2,039,105	16%
2020	18.37	(0.06)	2.34	2.28	–	–	–	20.65	0.32%	0.32%	(0.32%)	12.46%	1,962,163	19%
2019	14.84	(0.05)	3.58	3.53	–	–	–	18.37	0.32%	0.32%	(0.32%)	23.76%	1,975,940	24%
Class P
2023	19.84	(0.03)	3.24	3.21	–	–	–	23.05	0.13%	0.13%	(0.13%)	16.19%	3,437	34%
2022	24.00	(0.02)	(4.14)	(4.16)	–	–	–	19.84	0.12%	0.12%	(0.12%)	(17.34%)	2,422	16%
2021	20.70	(0.03)	3.33	3.30	–	–	–	24.00	0.12%	0.12%	(0.12%)	15.92%	1,176	16%
2020	18.37	(0.02)	2.35	2.33	–	–	–	20.70	0.12%	0.12%	(0.12%)	12.68%	579	19%
10/31/2019 - 12/31/2019	17.54	– (8)	0.83	0.83	–	–	–	18.37	0.11%	0.11%	(0.11%)	4.76%	203	24%
PD 1-3 Year Corporate Bond

Class P
2023	$10.97	$0.47	$0.11	$0.58	$–	$–	$–	$11.55	0.21%	0.21%	4.16%	5.21%	$295,479	92%
2022	11.35	0.16	(0.54)	(0.38)	–	–	–	10.97	0.23%	0.23%	1.44%	(3.32%)	168,632	59%
2021	11.39	0.11	(0.15)	(0.04)	–	–	–	11.35	0.22%	0.22%	1.00%	(0.37%)	232,788	49%
2020	11.07	0.23	0.09	0.32	–	–	–	11.39	0.22%	0.22%	2.02%	2.94%	219,296	78%
2019	10.55	0.28	0.24	0.52	–	–	–	11.07	0.23%	0.23%	2.62%	4.96%	240,371	53%

See Notes to Financial Statements	See explanation of references on C-44

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

		Selected Per Share Data							Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions (3)
For the Year or Period Ended (2)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (4)	Expenses After Reductions (4), (5)	Net Investment Income (Loss) (4), (5)	Total Returns (6)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
PD Aggregate Bond Index

Class P
2023	$12.10	$0.36	$0.29	$0.65	$–	$–	$–	$12.75	0.20%	0.20%	2.91%	5.36%	$1,189,459	49%
2022	13.95	0.27	(2.12)	(1.85)	–	–	–	12.10	0.20%	0.20%	2.15%	(13.28%)	1,026,476	64%
2021	14.21	0.22	(0.48)	(0.26)	–	–	–	13.95	0.19%	0.19%	1.58%	(1.84%)	1,159,626	95%
2020	13.26	0.28	0.67	0.95	–	–	–	14.21	0.19%	0.19%	2.02%	7.15%	995,115	86%
2019	12.23	0.33	0.70	1.03	–	–	–	13.26	0.20%	0.20%	2.58%	8.43%	897,405	32%
PD High Yield Bond Market

Class P
2023	$16.94	$1.17	$1.12	$2.29	$–	$–	$–	$19.23	0.27%	0.27%	6.56%	13.48%	$181,980	33%
2022	19.04	1.03	(3.13)	(2.10)	–	–	–	16.94	0.23%	0.23%	5.88%	(11.00%)	362,279	21%
2021	18.12	0.97	(0.05)	0.92	–	–	–	19.04	0.22%	0.22%	5.22%	5.07%	544,501	25%
2020	16.98	0.96	0.18	1.14	–	–	–	18.12	0.23%	0.23%	5.76%	6.71%	454,951	32%
2019	14.84	0.95	1.19	2.14	–	–	–	16.98	0.26%	0.26%	5.84%	14.39%	364,770	27%
PD Large-Cap Growth Index

Class P
2023	$58.16	$0.56	$24.18	$24.74	$–	$–	$–	$82.90	0.17%	0.17%	0.79%	42.53%	$1,012,656	27%
2022	82.21	0.53	(24.58)	(24.05)	–	–	–	58.16	0.16%	0.16%	0.82%	(29.25%)	839,002	25%
2021	64.56	0.41	17.24	17.65	–	–	–	82.21	0.17%	0.17%	0.57%	27.34%	751,236	21%
2020	46.71	0.44	17.41	17.85	–	–	–	64.56	0.17%	0.17%	0.84%	38.22%	832,075	28%
2019	34.32	0.45	11.94	12.39	–	–	–	46.71	0.17%	0.17%	1.10%	36.10%	788,137	26%
PD Large-Cap Value Index

Class P
2023	$40.01	$0.92	$3.60	$4.52	$–	$–	$–	$44.53	0.17%	0.17%	2.24%	11.31%	$1,003,577	27%
2022	43.38	0.84	(4.21)	(3.37)	–	–	–	40.01	0.16%	0.16%	2.09%	(7.77%)	877,967	20%
2021	34.69	0.75	7.94	8.69	–	–	–	43.38	0.17%	0.17%	1.87%	25.03%	805,209	24%
2020	33.65	0.74	0.30	1.04	–	–	–	34.69	0.17%	0.17%	2.48%	3.10%	788,962	47%
2019	26.64	0.77	6.24	7.01	–	–	–	33.65	0.17%	0.17%	2.51%	26.32%	801,722	21%
PD Mid-Cap Index

Class P
2023	$11.36	$0.19	$1.73	$1.92	$–	$–	$–	$13.28	0.19%	0.19%	1.59%	16.95%	$349,673	21%
2022	13.76	0.18	(2.58)	(2.40)	–	–	–	11.36	0.18%	0.18%	1.51%	(17.45%)	409,399	24%
2021	11.24	0.15	2.37	2.52	–	–	–	13.76	0.17%	0.17%	1.18%	22.37%	619,835	19%
10/23/2020 - 12/31/2020	10.00	0.04	1.20	1.24	–	–	–	11.24	0.21%	0.21%	2.05%	12.44%	401,976	2%
PD Small-Cap Growth Index

Class P
2023	$34.75	$0.21	$6.13	$6.34	$–	$–	$–	$41.09	0.25%	0.25%	0.55%	18.25%	$72,109	62%
2022	47.25	0.17	(12.67)	(12.50)	–	–	–	34.75	0.24%	0.24%	0.44%	(26.46%)	68,018	60%
2021	45.98	0.18	1.09	1.27	–	–	–	47.25	0.22%	0.22%	0.38%	2.76%	150,530	65%
2020	34.13	0.13	11.72	11.85	–	–	–	45.98	0.25%	0.25%	0.39%	34.71%	54,165	60%
2019	26.64	0.16	7.33	7.49	–	–	–	34.13	0.26%	0.26%	0.51%	28.15%	61,827	43%
PD Small-Cap Value Index

Class P
2023	$31.05	$0.73	$3.67	$4.40	$–	$–	$–	$35.45	0.23%	0.23%	2.29%	14.19%	$88,559	35%
2022	36.44	0.64	(6.03)	(5.39)	–	–	–	31.05	0.21%	0.21%	1.94%	(14.81%)	137,032	42%
2021	28.49	0.61	7.34	7.95	–	–	–	36.44	0.21%	0.21%	1.71%	27.90%	222,503	56%
2020	27.16	0.43	0.90	1.33	–	–	–	28.49	0.26%	0.26%	1.94%	4.92%	47,350	76%
2019	22.25	0.50	4.41	4.91	–	–	–	27.16	0.25%	0.25%	1.99%	22.06%	61,820	37%

See Notes to Financial Statements	See explanation of references on C-44

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

		Selected Per Share Data							Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions (3)
For the Year or Period Ended (2)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (4)	Expenses After Reductions (4), (5)	Net Investment Income (Loss) (4), (5)	Total Returns (6)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
PD Emerging Markets Index

Class P
2023	$16.24	$0.44	$0.99	$1.43	$–	$–	$–	$17.67	0.76%	0.48%	2.59%	8.80%	$98,722	37%
2022	20.86	0.44	(5.06)	(4.62)	–	–	–	16.24	0.79%	0.53%	2.41%	(22.16%)	103,510	32%
2021	21.15	0.41	(0.70)	(0.29)	–	–	–	20.86	0.59%	0.43%	1.88%	(1.38%)	308,381	45%
2020	18.60	0.32	2.23	2.55	–	–	–	21.15	0.53%	0.53%	1.84%	13.76%	245,119	25%
2019	16.07	0.45	2.08	2.53	–	–	–	18.60	0.53%	0.53%	2.59%	15.75%	203,898	16%
PD International Large-Cap Index

Class P
2023	$21.65	$0.65	$3.30	$3.95	$–	$–	$–	$25.60	0.29%	0.23%	2.74%	18.24%	$695,217	33%
2022	24.81	0.66	(3.82)	(3.16)	–	–	–	21.65	0.28%	0.22%	3.02%	(12.73%)	639,838	6%
2021	21.72	0.64	2.45	3.09	–	–	–	24.81	0.28%	0.24%	2.67%	14.19%	695,603	57%
2020	20.06	0.41	1.25	1.66	–	–	–	21.72	0.26%	0.26%	2.24%	8.25%	613,055	11%
2019	16.49	0.53	3.04	3.57	–	–	–	20.06	0.26%	0.26%	2.88%	21.68%	558,259	10%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For Funds or classes that commenced operations after January 1, 2019, the first date reported represents the commencement date of operations for the Fund.
(3)	No dividend and capital gain distributions have been made by the Funds under the current dividend and distribution policy.
(4)	The ratios for periods of less than one full year are annualized.
(5)

The ratios of expenses after expense reductions to average daily net assets are after custodian credits, advisory fee waivers and adviser expense reimbursements, if any. The expense ratios for the ESG Diversified, ESG Diversified Growth, Pacific Dynamix, Portfolio Optimization, and PSF Avantis Balanced Allocation Portfolios do not include expenses of their respective underlying funds in which they invest.

(6)	Total returns for periods of less than one full year are not annualized.
(7)	The ratios of expenses, excluding interest expense, after expense reductions to average net assets for the year ended December 31, 2023 are as follows:

Portfolio	Class I	Class P
Inflation Managed	0.65%	0.45%
Managed Bond	0.62%	0.42%
Emerging Markets Debt	1.04%	0.84%
Mid-Cap Equity	0.85%	0.65%
International Small-Cap	1.13%	0.93%

(8)	Reflects an amount rounding to less than $0.01 per share or 0.01%.

See Notes to Financial Statements

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Pacific Select Fund (the “Trust”) is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a diversified, open-end, investment management company. The Trust was organized on May 4, 1987 as a Massachusetts business trust (and was reorganized as a Delaware statutory trust on June 30, 2016). Pacific Life Fund Advisors LLC (“PLFA” or the “Investment Adviser”) serves as investment adviser to the Trust. As of December 31, 2023, the Trust was comprised of the following fifty-five separate funds (each individually a “Fund”, and collectively the “Funds”):

Core Income Portfolio (1)	Mid-Cap Value Portfolio (1)	Pacific Dynamix — Moderate Growth Portfolio (3)

Diversified Bond Portfolio (1)	Small-Cap Equity Portfolio (1)	Pacific Dynamix — Growth Portfolio (3)

Floating Rate Income Portfolio (1)	Small-Cap Growth Portfolio (1)	Portfolio Optimization Conservative Portfolio (4)

High Yield Bond Portfolio (1)	Small-Cap Index Portfolio (1)	Portfolio Optimization Moderate-Conservative Portfolio (4)

Inflation Managed Portfolio (1)	Small-Cap Value Portfolio (1)	Portfolio Optimization Moderate Portfolio (4)

Intermediate Bond Portfolio (1)	Value Portfolio (1)	Portfolio Optimization Growth Portfolio (4)

Managed Bond Portfolio (1)	Value Advantage Portfolio (1)	Portfolio Optimization Aggressive-Growth Portfolio (4)

Short Duration Bond Portfolio (1)	Emerging Markets Portfolio (1)	PD 1-3 Year Corporate Bond Portfolio (5)

Emerging Markets Debt Portfolio (1)	International Growth Portfolio (1)	PD Aggregate Bond Index Portfolio (5)

Dividend Growth Portfolio (1)	International Large-Cap Portfolio (1)	PD High Yield Bond Market Portfolio (5)

Equity Index Portfolio (1)	International Small-Cap Portfolio (1)	PD Large-Cap Growth Index Portfolio (5)

Focused Growth Portfolio (1)	International Value Portfolio (1)	PD Large-Cap Value Index Portfolio (5)

Growth Portfolio (1)	Health Sciences Portfolio	PD Mid-Cap Index Portfolio (5)

Hedged Equity Portfolio	Real Estate Portfolio (1)	PD Small-Cap Growth Index Portfolio (5)

Large-Cap Core Portfolio (1)	Technology Portfolio	PD Small-Cap Value Index Portfolio (5)

Large-Cap Growth Portfolio (1)	ESG Diversified Portfolio (2)	PD Emerging Markets Index Portfolio (5)

Large-Cap Value Portfolio (1)	ESG Diversified Growth Portfolio (2)	PD International Large-Cap Index Portfolio (5)

Mid-Cap Equity Portfolio (1)	PSF Avantis Balanced Allocation Portfolio

Mid-Cap Growth Portfolio (1)	Pacific Dynamix — Conservative Growth Portfolio (3)

(1)	These Funds are collectively known as the “Underlying Funds”
(2)	These Funds are collectively known as the “ESG Portfolios”
(3)	These Funds are collectively known as the “Pacific Dynamix Portfolios”
(4)	These Funds are collectively known as the “Portfolio Optimization Portfolios”
(5)	These Funds are collectively known as the “Pacific Dynamix Underlying Funds”

The Trust offers three separate share classes: Class D, Class I, and Class P. Each Fund, except for the PSF Avantis Balanced Allocation Portfolio and the Pacific Dynamix Underlying Funds, offers both Class I and Class P shares. The PSF Avantis Balanced Allocation Portfolio offers Class D and Class P shares. The Pacific Dynamix Underlying Funds offer Class P shares only.

The Portfolio Optimization Portfolios, Pacific Dynamix Portfolios, ESG Portfolios, and the PSF Avantis Balanced Allocation Portfolio are known as the “Funds of Funds”.

The Portfolio Optimization Portfolios invest their assets in Class P shares of certain Underlying Funds of the Trust.

The Pacific Dynamix Portfolios invest their assets in Class P shares of the Pacific Dynamix Underlying Funds.

The ESG Portfolios invest their assets in a variety of eligible third-party mutual funds (the “ESG Underlying Funds”) which, in turn, invest in U.S. and foreign equity and debt instruments. The ESG Underlying Funds are offered by Aristotle Investment Services, LLC, BlackRock Advisors, LLC, Calvert Research and Management, Fidelity Management & Research Company LLC, and Pacific Investment Management Company LLC, and are not funds of the Trust. Aristotle Investment Services, LLC, BlackRock Advisors, LLC, Calvert Research and Management, Fidelity Management & Research Company LLC, and Pacific Investment Management Company LLC are not affiliated with the Trust, the Distributor or the Investment Adviser.

The PSF Avantis Balanced Allocation Portfolio invests its assets in a variety of eligible third-party mutual funds, exchange-traded funds and/ or variable insurance trusts (the “Balanced Allocation Underlying Funds”) which, in turn, invest in U.S. and foreign equity and debt instruments. The Balanced Allocation Underlying Funds are currently advised by American Century Investment Management, Inc., including through its division Avantis Investors, and are not funds of the Trust. American Century Investment Management, Inc. and Avantis Investors are not affiliated with the Trust, the Distributor or the Investment Adviser.

Class D, Class I, and Class P shares of the Funds of the Trust in this report are offered to certain separate accounts of Pacific Life Insurance Company (“Pacific Life”) and Pacific Life & Annuity Company (“PL&A”), a wholly-owned subsidiary of Pacific Life. Pacific Life and PL&A determine which Funds (and share classes) of the Trust to make available. Not all share classes are available for each Fund.

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2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund qualifies as an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to the Investment Companies Topic of U.S. GAAP.

A. INVESTMENT TRANSACTIONS AND INCOME

Investment transactions are recorded on a trade date basis. Securities purchased or sold on a when-issued or delayed-delivery basis as well as certain loan transactions and mortgage securities (such as Government National Mortgage Association (“GNMA”) securities) may be settled a month or more after the trade date. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities, which are recorded as soon as a Fund is informed of the ex-dividend date or upon receipt of the dividend. A Fund’s estimated components of distributions received from real estate investment trusts may be considered income, return of capital distributions or capital gain distributions. Return of capital distributions are recorded as a reduction of cost of the related investments. Interest income, adjusted for amortization of premium and accretion of discount, is recorded daily on an accrual basis. Investment income is recorded net of foreign taxes withheld, if any. A Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. A Fund will accrue such taxes and reclaims as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which that Fund invests. Facility fees and other fees (such as origination fees) received from floating rate senior loan notes purchased by a Fund are amortized over the expected term of each applicable senior loan. Commitment fees received by a Fund relating to unfunded senior loan commitments are amortized to income over the period of the commitment. Consent fees, which are compensation for agreeing to changes in the terms of debt instruments, are recorded as interest income when received. Realized gains and losses from investment transactions are recorded on the basis of identified cost. Gains and losses realized on principal paydowns from mortgage-backed and asset-backed securities are recorded as interest income. Litigation settlements on securities that were previously held are recorded as realized gains on investment securities.

B. DISTRIBUTIONS TO SHAREHOLDERS

Each Fund of the Trust is treated as a partnership for Federal income tax purposes. As partnerships, none of these Funds are required to distribute taxable income and capital gains. No dividend and capital gain distributions have been paid by any Fund during the fiscal year ended December 31, 2023.

C. FOREIGN CURRENCY TRANSLATION

The Trust’s accounting records are maintained in U.S. dollars. The market value of investments and other assets and liabilities, which are denominated in non-U.S. currencies, are translated into U.S. dollars based on the applicable exchange rates at the end of each business day. Purchases and sales of investments and income and expenses, denominated in foreign currencies, are translated into U.S. dollars at the exchange rates in effect on the transaction date.

None of the Funds separately report the effect of changes in foreign exchange rates from changes in market prices of investments held. Such changes are included with the net realized gain or loss and change in net unrealized appreciation or depreciation on investments. Other foreign currency transactions resulting in realized and unrealized gain or loss, if any, are reported separately as net realized gain or loss on foreign currency transactions and change in net unrealized appreciation or depreciation on foreign currencies.

D. ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES

Income, non-class specific expenses, and realized and unrealized gains and losses, are allocated on a daily basis to each class of shares based upon the relative portion of net assets of each class. Certain Trust expenses directly attributable to a particular Fund are charged to that Fund (such as fund-specific transactional fees, proxies, liquidations, litigation, and organizational/start-up costs) and class-specific fees and expenses are charged directly to the respective share class within each Fund. Generally, other Trust expenses are allocated proportionately among all the Funds in relation to the net assets of each Fund.

E. OFFERING COSTS

A new Fund bears all costs (or the applicable pro-rata share if there is more than one new Fund) associated with the offering expenses of the Fund, including legal, printing, and support services. All such costs are amortized as an expense of the new Fund on a straight-line basis over twelve months from commencement of operations.

F. NEW ACCOUNTING PRONOUNCEMENTS

In June 2022, the FASB issued ASU No. 2022-03, “Fair Value Measurement (Topic 820)”. The amendments in ASU 2022-03 clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, should not be considered in measuring fair value. ASU 2022-03 is effective for interim and annual reporting periods beginning after December 15, 2023, with the option of early adoption. No applicable securities were held in the Trust.

In December 2022, the FASB issued ASU 2022-06, “Deferral of the Sunset Date of Topic 848.” ASU 2022-06 is an update of ASU 2020-04, which provided optional temporary financial reporting relief from the effect of certain types of contract modifications due to the discontinuation of the London Interbank Offered Rate (“LIBOR”) for the one week and two month U.S. dollar (“USD”) tenors as well as certain non-USD LIBOR tenors after December 31, 2021, and the discontinuation of certain non-USD LIBOR tenors after December 31, 2022 as well as the overnight

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and one, three, six and twelve month USD LIBOR tenors after June 30, 2023. ASU 2022-06 is effective for certain reference rate-related contract modifications that occur during the extended period of March 12, 2020 through December 31, 2024. Management does not expect ASU 2022-06 to have a material impact on these financial statements.

G. REGULATORY UPDATES

On October 26, 2022, the U.S. Securities and Exchange Commission (“SEC”) adopted rule and form amendments to require mutual funds and ETFs to provide shareholders with concise and visually engaging streamlined annual and semi-annual reports (“Tailored Shareholder Reports”). Tailored Shareholder Reports will highlight key information and will be provided for each share class of each Fund. Other detailed information that currently appears in shareholder reports, including financial statements, will be made available online, delivered to shareholders free of charge upon request, and filed on a semiannual basis with the SEC. The rule and form amendments have a compliance date of July 24, 2024, and the first of these Tailored Shareholder Reports to be prepared for the Funds will be for the semi-annual reporting period ended June 30, 2024. Management is currently evaluating the impact of applying this rule and the form amendments.

3. VALUATION AND FAIR VALUE MEASUREMENTS

A. VALUATION POLICY

The Trust’s Board of Trustees (the “Board”) has adopted a policy (“Valuation Policy”) for determining the value of the Trust’s investments each business day. Under the Valuation Policy, and pursuant to regulatory authority, the Board has designated PLFA as its “valuation designee” for fair valuation determinations. PLFA’s Valuation Oversight Committee (“VOC”) values the Funds’ investments in accordance with the Valuation Policy. The methodologies used to value the Funds’ investments are described in greater detail in the Investment Valuation subsection below.

B. DETERMINATION OF NET ASSET VALUE (“NAV”)

Each Fund of the Trust is divided into shares and share classes, if applicable. The price per share of each class of a Fund’s shares is called its NAV, which is determined by taking the total value of its investments and other assets, subtracting any liabilities, and dividing by the total number of shares outstanding.

The NAVs are calculated once per day on each day that the New York Stock Exchange (“NYSE”) is open, including days when foreign markets and/or bond markets are closed. Each NAV is generally determined as of 4:00 p.m. Eastern Time on days that the NYSE is open. Information that becomes known to the Trust or its agents after the determination of an NAV on a particular day will not normally be used to retroactively adjust the price of a Fund’s investment or the NAV determined earlier that day. Such information may include late dividend notifications, legal or regulatory matters, corporate actions, and corrected/adjusted last sales prices or official closing prices from an exchange. The NAVs will not be calculated on days when the NYSE is closed. There may be a delay in calculating the NAV if: (i) the NYSE is closed on a day other than a NYSE scheduled holiday or weekend, (ii) trading on the NYSE is restricted, (iii) an emergency exists (as determined by the SEC), making the sale of investments or determinations of NAV not practicable, or (iv) the SEC permits a delay for the protection of shareholders. Based on information obtained from the NYSE, it is anticipated that the NYSE will be closed when the following annual holidays are observed: New Year’s Day; Martin Luther King, Jr. Day; Washington’s Birthday; Good Friday; Memorial Day; Juneteenth; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day. The NYSE is normally closed on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. In addition, the NYSE typically closes early (usually 1:00 p.m. Eastern Time) on the day after Thanksgiving and the day before Christmas Day. Although the Trust expects the same holidays to be observed in the future, the NYSE may modify its holiday schedule or hours of operation at any time.

Certain Funds may hold investments that are primarily listed on foreign exchanges. Because those investments trade on weekends and other days when the Funds do not calculate their NAVs, the value of those investments may change on days when a shareholder will not be able to purchase or redeem shares of those Funds.

In the event the NYSE closes prior to 4:00 p.m. Eastern Time, whether due to a scheduled or unscheduled early close, certain other markets or exchanges may remain open. Generally, the valuation of the securities in those markets or exchanges will follow the valuation procedures described below, which may be after the official closing time of the NYSE.

C. INVESTMENT VALUATION

The value of each security or other investment is the amount which a Fund might reasonably expect to receive for the investment upon its current sale in the ordinary course of business. For purposes of calculating the NAV, the value of investments held by each Fund is based primarily on pricing data obtained from various sources approved by the VOC.

Domestic Equity Investments

For domestic equity investments (including exchange-traded funds), the Trust generally uses the official closing price or last reported sale price from an exchange and does not normally take into account trading, clearances or settlements that take place after the close of the NYSE. Investments for which no official closing price or last reported sales price are reported are generally valued at the mean between the most recent bid and ask prices obtained from approved pricing services, established market makers, or from broker-dealers.

Foreign Equity Investments

For foreign equity investments, the Trust generally uses the official closing price or the last reported sale price from the principal foreign exchanges. The Trust may adjust for market events occurring between the close of certain foreign exchanges and the close of the NYSE. The Trust has retained an independent statistical analysis service approved by the VOC to assist in determining the value of certain foreign equity investments. This service utilizes proprietary computer models based on historical performance of markets and other considerations to

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determine adjustments for market events. Quotations of foreign investments in foreign currencies and those valued using forward currency rates are converted into U.S. dollar equivalents using a foreign exchange quotation from an approved source.

Exchange Traded Futures Contracts, Option Contracts, and Swap Agreements

Exchange traded futures contracts, options and swap agreements are generally valued using the settlement price determined by the relevant exchange. Exchange traded futures contracts, options and swap agreements for which no settlement price is reported are valued at the mean between the most recent bid and ask prices obtained from approved pricing services, established market makers, or from broker-dealers.

Over-the-Counter (“OTC”) Investments

OTC investments (including forward commitments, swap agreements and option contracts) are generally valued by approved pricing services that use evaluated prices from various observable market and other factors. Certain OTC swap agreements are valued using industry pricing models, broker quotes or other methodologies pursuant to the Trust’s Valuation Policy. Forward foreign currency contracts are generally valued using the mean between broker-dealer bid and ask quotations, and foreign currency exchange rates are gathered from approved pricing services.

Domestic and Foreign Debt Investments

Debt investments, including short-term debt, are generally valued using the mean between bid and ask prices provided by approved pricing and quotation services, which are based upon evaluated prices determined from various observable market and other factors. Certain debt investments are valued by using a benchmark, matrix, or other pricing methodology approved pursuant to the Valuation Policy. Generally, the prices are obtained from approved pricing sources or services as of 4:00 p.m. Eastern Time.

Investments in Mutual Funds and Variable Insurance Trusts

Fund investments in affiliated or unaffiliated mutual funds (and/or variable insurance trusts) are valued at their respective published NAVs.

Investment Values Determined by the Valuation Oversight Committee

The Trust’s Valuation Policy also includes methodologies approved for valuing investments in circumstances where pricing data from approved sources is not readily available or deemed to be unreliable. In such circumstances, the Valuation Policy provides that the value of such investments may be determined in accordance with VOC approved formulas and methodologies (“PLFA Pre-Approved Fair Valuation Methodologies”). Under the Valuation Policy, these PLFA Pre-Approved Fair Valuation Methodologies may include, among others, amortized cost, the use of broker quotes, the use of purchase prices, last reported sale/trade prices, and benchmark, proxy, and matrix pricing. In the event pricing data from approved sources or PLFA Pre-Approved Fair Valuation Methodologies are not readily available or are determined to be unreliable, the value of the investments will be determined in good faith by the VOC or its delegate pursuant to the Valuation Policy. Valuations determined by the VOC or its delegate may require subjective inputs about the value of such investments. While these valuations are intended to estimate the value, a Fund might reasonably expect to receive upon the current sale of the investments in the ordinary course of business, such values may differ from the value that a Fund would actually realize if the investments were sold or values that would be obtained if a different valuation methodology had been used.

D. FAIR VALUE MEASUREMENTS AND DISCLOSURES

The Trust characterizes its investments as Level 1, Level 2, or Level 3 based upon the various inputs or methodologies used to value the investments. Under the Valuation Policy, the VOC determines the level in which each investment is characterized. The VOC includes investment, legal, and compliance members of the Trust’s Investment Adviser, accounting members of Pacific Life, and the Trust’s Chief Compliance Officer (“CCO”). The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

•	Level 1 - Quoted prices (unadjusted) in active markets for identical investments
•	Level 2 - Significant observable market-based inputs, other than Level 1 quoted prices, or unobservable inputs that are corroborated by market data
•	Level 3 - Significant unobservable inputs that are not corroborated by observable market data

The VOC reviews the Valuation Policy periodically (at least annually) to determine the appropriateness of the pricing methodologies used to value each Fund’s investments. The VOC also periodically evaluates how the Trust’s investments are characterized within the three-tier hierarchy and the appropriateness of third party pricing sources. The VOC also periodically (at least annually) conducts back-testing of the value of various Level 2 and Level 3 investments to evaluate the effectiveness of the pricing methodologies including the unobservable inputs used to value those investments. Such back-testing includes comparing Level 2 and Level 3 investment values to subsequently available exchange- traded prices, transaction prices, and/or observable vendor prices. All changes to the Valuation Policy are reported to the Board on a quarterly basis with material changes, as determined by the Trust’s CCO, requiring approval by the Board.

The inputs or methodologies used for characterizing each Fund’s investments within the three-tier hierarchy are not necessarily an indication of the relative risks associated with investing in those investments. Foreign equity investments that are valued with the assistance of a statistical research service approved by the VOC or its delegate (as described in Note 3C) and based on significant observable inputs are reflected as Level 2. Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. A summary of each Fund’s investments as of December 31, 2023, as categorized under the three-tier hierarchy of inputs, can be found in the Notes to Schedule of Investments section of each Fund’s Schedule of Investments.

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The following is a description of valuation inputs and techniques that the Trust currently utilizes to fair value each major category of assets and liabilities:

Equity Securities (Common and Preferred Stock) and Mutual Funds

Equity securities (foreign or domestic) that are actively traded on a securities exchange are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to these securities, they are categorized as Level 1. Equity securities traded on inactive markets and certain foreign equity securities are fair valued using significant other observable inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from pricing vendors that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable and timely, the fair values of these securities would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Investments in registered mutual funds, including affiliated registered mutual funds, are valued at their respective published NAV and are categorized as Level 1.

U.S. Treasury Obligations

U.S. Treasuries are fair valued based on pricing models that evaluate the mean between the most recently published bid and ask price from market data sources. The models also take into consideration yield curves and data received from active market makers and inter-dealer brokers. Yield curves change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable and timely, the fair values of U.S. Treasury obligations would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Mortgage-Backed and Asset-Backed Securities

Mortgage-backed securities, including government sponsored enterprises, are fair valued using pricing models based on inputs that include issuer type, coupon, and cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic and life caps, the next coupon reset date, and the convertibility of the bond. To the extent that these inputs are observable and timely, the fair values of mortgage-backed securities would be categorized as Level 2; otherwise the fair value would be categorized as Level 3.

Asset-backed securities and collateralized mortgage obligations are fair valued using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable and timely, the fair values of asset-backed securities and collateralized mortgage obligations would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Municipal Bonds

Municipal bonds are fair valued based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Foreign Government Bonds and Notes

Foreign government bonds and notes are fair valued based on discounted cash flow models that incorporate option adjusted spreads along with benchmark curves and credit spreads. In addition, international bond markets are monitored daily for information pertaining to the issuer and/or the specific issue. To the extent that these inputs are observable and timely, the fair values of foreign government bonds and notes would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Corporate Bonds and Notes and U.S. Government Agency Issues

Corporate bonds held by a Fund are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are reported at fair value using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, issuer credit information, and option-adjusted spread models where applicable. Fair values for high yield bonds are based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds, and sector-specific trends. To the extent that these inputs are observable and timely, the fair values of corporate bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

U.S. Government Agency Issues are reported at fair value using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer, issuer credit information, and option-adjusted spread models where applicable. To the extent that these inputs are observable and timely, the fair values of U.S. Government Agency Issues would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Futures Contracts

Futures contracts and options on futures contracts that are actively traded on commodity exchanges are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to futures contracts, they are categorized as Level 1. To the extent that valuation adjustments are observable and timely, the fair values of futures contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

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Option Contracts

Exchange listed option contracts that are traded on securities exchanges are categorized as Level 2 if they are fair valued based on quoted prices from the applicable exchange, or when valuation adjustments are applied to option contracts, or such valuation adjustments are observable and timely, otherwise the fair values would be categorized as Level 3. OTC option contracts are fair valued based on either broker- dealer quotations or pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable and timely, the fair values of OTC option contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Forward Foreign Currency Contracts

Forward foreign currency contracts are fair valued using the mean between broker-dealer bid and ask quotations, and forward foreign currency exchange rates gathered from leading market makers. To the extent that these inputs are observable and timely, the fair values of forward foreign currency contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Swap Agreements

Interest Rate Swaps – Interest rate swaps are fair valued using pricing models that are based on real-time snap shots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps are monitored regularly to ensure that interest rates are properly depicting the current market rate. To the extent that these inputs are observable and timely, the fair values of interest rate swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Credit Default Swaps – Credit default swaps are fair valued using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. To the extent that these inputs are observable and timely, the fair values of credit default swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Total Return Swaps – Total return swaps are fair valued using pricing models that take into account among other factors, index spread curves, nominal values, modified duration values and cash flows. To the extent that these inputs are observable and timely, the fair values of total return swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Senior Loan Notes

Floating rate senior loan notes (“Senior Loans”) are fair valued based on a quoted price received from a single broker-dealer or an average of quoted prices received from multiple broker-dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. To the extent that these inputs are observable, the fair values of Senior Loans would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Unfunded loan commitments on senior loan participations and assignments, if any, are marked to market daily and valued according to the Trust’s valuation policies and procedures. Any applicable net unrealized appreciation or depreciation at the end of the reporting period is recorded as an asset under investments at value, and any change in net unrealized appreciation or depreciation for the reporting period is recorded within the change in net unrealized appreciation or depreciation on investment securities. Unfunded loan commitments are included in the Schedules of Investments.

For the fiscal year ended December 31, 2023 there were no unfunded loan commitments that could be extended at the option of the borrowers.

4. INVESTMENTS AND RISKS

General Investment Risk

An investment in each Fund represents an indirect investment in the assets owned by that Fund. As with any mutual fund, the value of the assets owned by each Fund may move up or down, and as a result, an investment in a Fund at any point in time may be worth more or less than the original amount invested.

A Fund’s transactions in listed securities are settled/paid for upon delivery to or from their counterparties; therefore, the risk of counterparty default for listed securities is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligations.

Market and Regulatory Risk

Events in the financial markets and economy may cause volatility and uncertainty and adversely affect Fund performance. Such adverse effects on performance could include a decline in the value and liquidity of securities held by a Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. It may also be unusually difficult to identify investment risks and opportunities, in which case investment goals may not be met. Market events may affect a single issuer, industry, sector, or the market as a whole. In addition, because of interdependencies between markets, events in one market may adversely impact other markets or issuers in which a Fund invests in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. During a general downturn in the financial markets, multiple asset classes may decline in value and a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests. It is impossible to predict whether or for how long such market events will continue, particularly if they are unprecedented, unforeseen or widespread events or conditions. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply and for extended periods, and you could lose money. Governmental and regulatory actions, including tax law changes, may also impair Fund management and have unexpected or adverse consequences on particular markets, strategies, or investments. Future market or regulatory events may impact a Fund in unforeseen ways, such as causing the Fund to alter its existing strategies or potentially, to liquidate and close.

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U.S. and global markets experienced increased volatility in 2023, including as a result of failures of certain U.S. and non-U.S. banks, which could be harmful to the Funds and issuers in which they invest. For example, if a bank in which a Fund or issuer has an account fails, any cash or other assets in bank accounts may be temporarily inaccessible or permanently lost by the Fund or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to an issuer fails, the issuer could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms. Even if banks used by issuers in which the Funds invest remain solvent, continued volatility in the banking sector could cause or intensify an economic recession, increase the costs of banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Funds and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking industry or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Funds and issuers in which they invest.

Natural Disasters Risk

Natural disasters occur throughout the world and include events such as blizzards and ice storms, earthquakes, floods, hurricanes, pandemics, tidal waves, tornadoes, tsunamis, typhoons, volcanic eruptions, and wildfires. Although specific types of natural disasters may occur more frequently in certain geographic locations, such events are by their nature unpredictable and may cause sudden, severe and widespread damage that negatively impacts issuers, regions and economies in which a Fund invests. Should a Fund hold significant investments in, or have significant exposure to, an issuer, region or economy affected by a natural disaster, the Fund may lose money. Due to the interconnectedness of the global economy, natural disasters in one location may negatively impact issuers in other locations.

LIBOR Transition Risk

Certain investments may rely on, and are therefore subject to risks related to the discontinuation of, LIBOR. LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market as determined by ICE Benchmark Administration (“IBA”), the administrator of LIBOR. The Financial Conduct Authority (“FCA”), which regulates financial markets and financial services firms in the United Kingdom, previously announced that LIBOR will ceased to be published by the IBA or will no longer be published on a representative basis after June 30, 2023, provided, however, that it has compelled the IBA to continue to publish the one, three and six month USD LIBOR settings after June 30, 2023 on a non-representative (i.e. “synthetic”) basis through September 30, 2024, and the three month sterling LIBOR setting on a “synthetic” basis through March 28, 2024.

Although the transition process away from LIBOR for many instruments has been completed, some LIBOR use is continuing for certain Fund investments and there are potential effects related to the transition away from LIBOR or continued use of LIBOR for those Funds. The transition process away from LIBOR may result in increased volatility or illiquidity for the Fund’s investments that currently rely on LIBOR as well as a reduction in the value of these investments. The potential risk of reduction in value of these investments may be heightened for those investments that do not include fallback provisions that address the cessation of LIBOR.

For investments that do not have adequate fallback provisions to address the cessation of LIBOR, the Adjustable Interest Rate (LIBOR) Act was signed into law on March 15, 2022. This law provides a statutory fallback mechanism on a nationwide basis to replace LIBOR with a benchmark rate that is selected by the Board of Governors of the Federal Reserve System and based on the Secured Overnight Financing Rate (“SOFR”) (which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities) for certain investments that reference LIBOR and contain no, or insufficient, fallback provisions. It is uncertain what impact such legislation may have.

Alteration of the terms of a debt instrument or a modification of the terms of other types of contracts to replace LIBOR or another interbank offered rate (“IBOR”) with a new reference rate could result in a taxable exchange and the realization of income and gain/loss for U.S. federal income tax purposes. The IRS has issued final regulations regarding the tax consequences of the transition from IBOR to a new reference rate in debt instruments and non-debt contracts. Under the final regulations, alteration or modification of the terms of a debt instrument to replace an operative rate that uses a discontinued IBOR with a qualified rate (as defined in the final regulations) including true up payments equalizing the fair market value of contracts before and after such IBOR transition, to add a qualified rate as a fallback rate to a contract whose operative rate uses a discontinued IBOR or to replace a fallback rate that uses a discontinued IBOR with a qualified rate would not be taxable. These federal income tax consequences would apply only to the shareholders of the Funds (the insurance companies offering the variable products and as applicable certain funds of funds of the Trust), but there would not be federal income tax consequences to the contract holders of the variable products. The IRS may provide additional future guidance, with potential retroactive effect.

Fund of Funds Investments

The Portfolio Optimization Portfolios are exposed to the same risks as the Underlying Funds in direct proportion to the allocation of their assets among those Underlying Funds. Allocations by the Portfolio Optimization Portfolios among the Underlying Funds are determined using an asset allocation process, which seeks to optimize returns by allocating among different asset classes given the various levels of risk tolerance. The allocations of the Portfolio Optimization Portfolios may not effectively decrease risk or increase returns for investors, and the selection and weighting of allocations to asset classes and/or Underlying Funds may cause them to underperform other mutual funds with a similar investment objective. Although the Portfolio Optimization Portfolios seek to provide diversification across major asset classes, they may invest a significant portion of their assets in any single Underlying Fund.

The Pacific Dynamix Portfolios are exposed to the same risks as the Pacific Dynamix Underlying Funds in direct proportion to the allocation of their assets among those Pacific Dynamix Underlying Funds. Allocations among the Pacific Dynamix Underlying Funds are determined using an asset allocation process, which seeks to optimize returns by allocating among different asset classes given various levels of risk tolerance.

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The allocations of the Pacific Dynamix Portfolios may not effectively decrease risk or increase returns for investors, and the selection and weighting of allocations to asset classes and/or Pacific Dynamix Underlying Funds may cause them to underperform other mutual funds with a similar investment objective. Although the Pacific Dynamix Portfolios seek to provide diversification across major asset classes, they may invest a significant portion of their assets in any single Pacific Dynamix Underlying Fund.

The ESG Portfolios are exposed to the same risks as the ESG Underlying Funds in direct proportion to the allocation of their assets among the ESG Underlying Funds. Allocations among the ESG Underlying Funds are determined using an asset allocation process and may be adjusted based on PLFA’s views of market conditions, its outlook for various asset classes or other factors. The allocations of the ESG Portfolios may not effectively decrease risk or increase returns for investors, and the selection and weighting of allocations to asset classes and/ or ESG Underlying Funds may cause them to underperform other mutual funds with similar investment objectives. The ESG Portfolios may invest in any or all of the ESG Underlying Funds, but will not necessarily be invested in every ESG Underlying Fund at any particular time.

The PSF Avantis Balanced Allocation Portfolio is exposed to the same risks as the Balanced Allocation Underlying Funds in direct proportion to the allocation of its assets among the Balanced Allocation Underlying Funds. Allocations among the Balanced Allocation Underlying Funds are determined using an asset allocation process and may be adjusted based on PLFA’s views of market conditions, its outlook for various asset classes or other factors. The allocations of the PSF Avantis Balanced Allocation Portfolio may not effectively decrease risk or increase returns for investors, and the selection and weighting of allocations to asset classes and/or Balanced Allocation Underlying Funds may cause it to underperform other mutual funds with a similar investment objective. The PSF Avantis Balanced Allocation Portfolio may invest in any or all of the Balanced Allocation Underlying Funds, but will not necessarily be invested in every Balanced Allocation Underlying Fund at any particular time.

Funds of Funds shareholders also bear indirectly their proportionate share of the expenses of the underlying funds in which the Funds of Funds invest.

Equity Investments

Stock markets are volatile. Equity investments tend to go up and down in value, sometimes rapidly and unpredictably, in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. Due to the complexities of markets, events in one market or sector may adversely impact other markets or sectors.

Debt Investments

Debt investments are subject to many risks, including, but not limited to, interest rate risk, credit risk and liquidity risk, which may affect their value. Many debt securities give the issuer the right to redeem (“call”) the security prior to maturity. If an issuer calls a security in which a Fund has invested, the Fund may not recoup the full amount of its initial investment in the security and may be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the called security. There is a risk that an issuer or guarantor of a debt investment might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). Defaults may potentially reduce a Fund’s income or ability to recover amounts due and may reduce the value of the debt investment, sometimes dramatically. High yield/high risk or “junk” securities may be more volatile than higher rated securities. High yield/high risk securities (including loans) are typically issued by companies that are highly leveraged, less creditworthy, or financially distressed and are considered to be mostly speculative in nature (high risk), subject to greater liquidity risk, and subject to a greater risk of default than higher rated securities, especially during periods of economic uncertainty or during economic downturns. Debt investments, including bonds, fixed rate loans, and short-term instruments may be affected by changes in interest rates. Debt investments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt investments with shorter durations or floating or adjustable interest rates. The value of debt investments may fall when interest rates rise. Certain debt investments may be difficult to value, purchase, and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale.

In connection with the Federal Reserve’s interest rate raises in the U.S. in 2023, risks associated with rising interest rates are heightened. The negative impact on debt investments from interest rate increases could be swift and significant, including falling market values, increased redemptions and reduced liquidity. Substantial redemptions from bond and other income funds may worsen that impact. Additionally, regulations applicable to and changing business practices of broker-dealers that make markets in debt investments may result in those broker-dealers restricting their market making activities for certain debt investments, which may reduce the liquidity and increase the volatility of such debt investments.

Certain asset-backed instruments, such as collateralized debt obligations, collateralized mortgage obligations, and other mortgage-related securities, structured investment vehicles, and other debt investments may have exposure to subprime loans or subprime mortgages, which are loans to persons with lower credit ratings. These instruments may present credit risk that is not transparent and that is greater than indicated by their ratings. The value of these instruments may be more acutely affected by downturns in the credit markets or the real estate market than certain other investments, and it may be difficult to value these instruments because of a thin secondary market.

Foreign and Emerging Markets Investments

Exposure to foreign markets can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in, or foreign exchange rates with, another market, country, or region. Investments in or exposure to investments in emerging market countries may be riskier than investments in or exposure to investments in U.S. and certain developed markets. Risk may be more enhanced for investments in or exposure to investments in frontier market countries.

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The governments of emerging market countries, some with histories of instability and upheaval, may act in an adverse or hostile manner toward private enterprise or foreign investment. Specific actions and effects have included limiting the ability of issuers to have reliable access to capital and the ability to conduct due diligence on issuers located in emerging market countries; a lack of access by the Public Company Accounting Oversight Board (“PCAOB”) to inspect audit work papers for PCAOB-registered accounting firms located in certain emerging market countries; restricting the ability of U.S. authorities (such as the SEC) to bring and enforce actions against companies and persons located in emerging market countries; and the difficulty or inability of shareholders to seek legal remedies (such as class action lawsuits) against issuers in emerging market countries.

Among the foreign markets in which a Fund may invest are those countries that are members of the European Union (“EU”). Some of the countries of the EU are currently experiencing financial difficulties and have depended on, and may continue to be dependent on, the assistance from others such as the European Central Bank or other governments or institutions. The failure of such countries to implement reforms as a condition of assistance could have a significant adverse effect on the value of investments in those countries and other countries within this “Eurozone.” In addition, certain EU countries that have adopted the euro are subject to fiscal and monetary controls that could limit the ability to implement their own economic policies, to the point where such countries could voluntarily abandon, or be forced out of, the euro. These events could globally impact the market values of securities and currencies, cause redenomination into less valuable local currencies and create more volatile and illiquid markets.

On February 24, 2022, the Russian Federation commenced a military attack on the country of Ukraine. The outbreak of hostilities between the two countries could result in more widespread conflict and could have a severe adverse effect on the region and global financial markets. In addition, the United States and other countries have imposed, and may impose additional, economic sanctions against certain countries, entities and/or individuals. Economic sanctions and other similar actions could, among other things, prohibit or otherwise limit a Fund’s ability to purchase or sell certain foreign securities and significantly delay or prevent the settlement of securities transactions, and there could be significant risks and uncertainties related to investment in Eastern Europe and Russia. Such actions could decrease the value and liquidity of securities held by a Fund and may require a Fund to sell or otherwise dispose of all or a portion of the impacted securities at inopportune times or prices. Sanctions could also result in retaliations or countermeasures, which may adversely impact a Fund’s investments or operations. Although it is not possible to predict the extent and duration of this military action, and the impact that any sanctions or retaliatory actions may have on a Fund, such events could significantly harm a Fund’s performance.

The armed conflict between Israel and Hamas-led Palestinian militant groups that began in October 2023 has led to a significant military escalation which could have a severe adverse effect in that region. This conflict may also impact both global financial markets as well as a Fund’s investments and operations in countries located in the Middle East. Although it is not possible to predict the extent and duration of this military action, and the impact that it may have on a Fund, such events could negatively impact the value of a Fund’s investment.

The countries listed in the Schedules of Investments for individual investment holdings (each a “Holding”) are each considered the country of risk to which a Holding, and therefore the Fund, is exposed. Each Holding’s country of risk is obtained from a third-party source that uses factors such as reporting currency, sales/revenue, and location of management of the Holding’s issuer to determine country of risk. The country of risk may not be exclusive, however, as there may be other countries of risk to which a Holding is exposed that are not disclosed, although the country identified is expected to be the primary country of risk for that Holding. A Holding is generally subject to greater country risk based on where it conducts business or is economically tied to rather than where it is formed or incorporated. Foreign markets risks may include currency risk, market and regulatory risk, liquidity risk, emerging markets risk, frontier markets risk and geographic focus risk, among other risks.

Senior Loan Participations and Assignments

Certain Funds may invest in Senior Loans of domestic or foreign corporations, partnerships, and other entities (“Borrowers”), the interest rates of which float or adjust periodically based upon a specified adjustment schedule, benchmark indicator, or prevailing interest rates. Senior Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates generally include prime rates of one or more major U.S. banks, LIBOR, SOFR or certificates of deposit rates. Senior Loans often require prepayments from excess cash flow or permit the Borrower to repay at its election. The degree to which Borrowers repay cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturities. Senior Loans are exempt from registration under the Securities Act of 1933, may contain certain restrictions on resale, and cannot be sold publicly. A Fund’s investments in Senior Loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties.

A significant portion of the floating rate loans held by a Fund may be “covenant lite” loans that contain fewer or less restrictive constraints on the borrower or other borrower-friendly characteristics and offer less protections for investors than covenant loans. As compared to a loan instrument that contains numerous covenants that allow lenders the option to force the borrowers to negotiate terms if risks became elevated, the majority of new floating rate loans that are issued are “covenant lite” loans which tend to have fewer or no financial maintenance covenants and restrictions. A covenant lite loan typically contains fewer clauses which allow an investor to proactively enforce financial covenants or prevent undesired actions by the borrower/issuer, including the ability to make an acquisition, pay dividends or issue additional debt if they have met certain loan terms. Covenant lite loans also generally provide fewer investor protections if certain criteria are breached, such as permitting an investor to declare a default (and therefore receive collateral), or to force restructurings and other capital changes on struggling borrowers/ issuers. A Fund may experience losses or delays in enforcing its rights on its holdings of covenant lite loans. When a Fund purchases assignments, it acquires all the rights and obligations under the loan agreement of the assigning lender.

Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than those held by the assigning lender.

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When a Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation. A participation interest in Senior Loans includes the right to receive payments of principal, interest, and any fees to which it is entitled from the lender and only upon receipt by the lender of payments from the Borrower, but not from the Borrower directly. When investing in a participation interest, if a Borrower is unable to meet its obligations under a loan agreement, a Fund generally has no right to enforce compliance with the terms of the loan agreement. As a result, the Fund assumes the credit risk of the Borrower, the selling participant, and any other persons that are interpositioned between the Fund and the Borrower. If the lead lender in a typical lending syndicate becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in receiving payment or may suffer a loss of principal and/or interest. As of December 31, 2023, no participation interest in Senior Loans was held by any of the Funds.

Inflation-Indexed Bonds

Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are debt securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will result in an adjustment to interest income.

Mortgage-Related and Other Asset-Backed Securities

Certain Funds may invest in mortgage-related and other asset-backed securities. These securities could include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), collateralized loan obligations (“CLOs”), mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. Mortgage-related and other asset-backed securities are debt securities issued by a corporation, trust, or custodian, or by a U.S. Government agency or instrumentality, that are collateralized by a pool of mortgages, mortgage pass-through securities, U.S. Government securities or other assets. The value of some mortgage-related and asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgage and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or issuers will meet their obligations.

SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (“IOs”), which receive all of the interest, and principal-only securities (“POs”), which receive the entire principal. The cash flows and yields on IOs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans. If the underlying mortgages experience higher than anticipated prepayments, an investor in IOs of SMBS may fail to recoup fully its initial investment, even if the IOs are highly rated or are derived from securities guaranteed by the U.S. Government. Unlike other debt and other mortgage-backed securities, the market value of IOs tends to move in the same direction as interest rates. As prepayments on the underlying mortgages of POs increase, the yields on POs increase. Payments received from IOs are recorded as interest income. Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security on the coupon date until maturity. These adjustments are included in interest income. Payments received from POs are treated as reductions to the cost and par value of the securities. Any excess principal paydown gains or losses associated with the payments received are recorded as interest income.

U.S. Government Securities

Certain Funds may invest in securities issued by U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of, and in certain cases, guaranteed by the U.S. Government, its agencies, or instrumentalities. Some U.S. Government securities, such as Treasury Bills, Treasury Notes, Treasury Bonds, and securities guaranteed by GNMA (or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. Securities not backed by the full faith and credit of the U.S. Government may be subject to a greater risk of default. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA and FHLMC are government-sponsored corporations, the common stocks of which are owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions, and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

When-Issued Securities

Certain Funds may purchase and sell securities on a when-issued basis, including To Be Announced (“TBA”) securities. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment by a Fund is made

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regarding these transactions to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a capital gain or loss. Risk may arise upon entering these contracts from the potential inability of a counterparty to meet the terms of their contracts, or if the issuer does not issue the securities due to political, economic, or other factors.

Delayed-Delivery Transactions Risk

Certain Funds may purchase or sell securities on a delayed-delivery basis, including TBA securities. Payment and delivery may take place after the customary settlement period for that security. The price or yield of the underlying securities is fixed at the time the transaction is negotiated. When delayed-delivery purchases are outstanding, a Fund will set aside, and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When a Fund has sold a security on a delayed- delivery basis, the Fund does not participate in future gains and losses with respect to the security.

Repurchase Agreements

Certain Funds may enter into repurchase agreements with institutions that the Investment Adviser or sub-adviser has determined are creditworthy. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying security (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell the security at an agreed upon price and time. Repurchase agreements permit a Fund to maintain liquidity and potentially earn income over periods of time that may be as short as overnight. The collateral for all repurchase agreements are held in safekeeping for the benefit of the Funds at the Trust’s custodian, or broker-dealer, or a designated sub-custodian under a tri-party repurchase agreement. All repurchase agreements entered into by a Fund are collateralized with cash or securities of a type that the Fund is permitted to hold. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements, including accrued interest, except in the case of a repurchase agreement entered into for the purposes of selling a security short, where the value of the collateral delivered to a Fund must equal or exceed 95% of the value of the repurchase price during the term of the repurchase agreement.

In the event of default on the obligation to repurchase a security held by a Fund as collateral, the Fund has the right to liquidate the security and apply the proceeds to the counterparty’s obligations to the Fund under the repurchase agreement. Upon an event of default under the repurchase agreement, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed, limited, or wholly denied.

Borrowings and Other Financing Transactions

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the 1940 Act, which may be viewed as borrowing or financing transactions by a Fund. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions see Note 5.

Reverse Repurchase Agreements – Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security that it holds to a financial institution with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are recorded as a liability. Interest payments made are recorded as a component of interest expense. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A reverse repurchase agreement involves the risk that the market value of the security sold by a Fund may decline below the repurchase price of the security.

Sale-Buyback Financing Transactions – Certain Funds may enter into transactions referred to as sale-buybacks. A sale-buyback transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. Such transactions are recorded as secured borrowings. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are recorded as a liability. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the price drop. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to a Fund. A Fund will segregate assets determined to be liquid or otherwise cover its obligations under sale-buyback transactions.

Short Sales – Certain Funds may enter into short sales. A short sale is a transaction in which a Fund sells securities it does not own.

A Fund’s use of short sales involves the risk that the price of the security in the open market may be higher when purchased to close out the Fund’s short position, resulting in a loss to the Fund. Such a loss is theoretically unlimited because there is no limit on the potential increase in the price of a security or guarantee as to the price at which the manager would be able to purchase the security in the open market.

When a Fund sells securities short, it must borrow those securities to make delivery to the buyer. The Fund incurs an expense for such borrowing. The Fund may be required to pledge a portion of its assets to the broker as collateral for the borrowed securities. The Fund may not be able to purchase a security that it needs to deliver to close out a short position at an acceptable price. This may result in losses and/or require the Fund to sell long positions before the manager had intended. A Fund may not be able to successfully implement its short sale

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strategy, which may limit its ability to achieve its investment goal, due to limited availability of desired or eligible securities, the cost of borrowing securities, regulatory changes limiting or barring short sales, or for other reasons. Securities sold in short sale transactions and the interest and dividends payable on such securities, if any, are recorded as a liability.

The use of proceeds received from selling short to purchase additional securities (long positions) results in leverage, which may increase a Fund’s exposure to long positions. Leverage could magnify gains and losses and, therefore, increase a Fund’s volatility.

Collateral Risk

If a Fund engages in certain transactions, such as derivative investments, it may require collateral in the form of cash or investments to be held in collateral accounts at the Trust’s custodian, with an exchange or clearing member firm. In each instance that collateral is required, it is done so in accordance with the terms of each respective collateral agreement. In the event of the counterparty default on a transaction, a Fund has the right to liquidate the collateral and apply the proceeds to the counterparty’s obligations to that Fund. Upon an event of default, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed, limited or wholly denied. There is also a possibility that a Fund could experience a delay in selling investments that are held as collateral or that the value of the collateral declines.

5. DERIVATIVE INVESTMENTS AND RISKS, AND ENFORCEABLE MASTER NETTING ARRANGEMENTS

A. PRINCIPAL MARKET RISKS MANAGED BY INVESTING IN DERIVATIVES

Derivative instruments are investments whose values are tied to the value of an underlying security or asset, a group of assets, interest rates, exchange rates, currency or an index. Certain Funds are permitted to invest in derivative instruments, including, but not limited to, futures contracts, option contracts, forward foreign currency contracts, and swap agreements. Derivatives may have little or no initial cash investment value relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This is sometimes referred to as leverage. Leverage can magnify a Fund’s gains and losses and therefore increase its volatility. A Fund’s investments in derivatives may increase, decrease or change the level or types of exposure to certain risk factors. The primary risks a Fund may attempt to manage through investing in derivative instruments include, but are not limited to, interest rate, foreign investments and currency, price volatility, and credit (including counterparty) risks.

Interest Rate Risk – A Fund may be exposed to interest rate risk through investments in debt securities. Interest rate risk is the risk that debt securities will decline in value as a result of changes in interest rates. For example, the value of bonds, fixed rate loans and short-term money market instruments may decline in value when interest rates rise. In a low interest rate environment, the risks associated with rising interest rates are heightened. Debt securities with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt securities with shorter durations or money market instruments. Therefore, duration is a potentially useful tool to measure the sensitivity of a debt security’s yield (market price to interest rate movement). To manage these risks, certain Funds may invest in derivative instruments tied to interest rates.

Foreign Investments and Currency Risk – A Fund may be exposed to foreign investments and/or currency risk through direct investment in securities or through options, futures or currency transactions. The prices of foreign securities that are denominated in foreign currencies are affected by the value of the U.S. dollar. With respect to securities denominated in foreign currencies, in general, as the value of the U.S. dollar rises, the U.S. dollar price of a foreign security will fall. As the value of the U.S. dollar falls, the U.S. dollar value of the foreign security will rise. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting guidance and controls, less secure foreign banks or securities depositories than those in the U.S., foreign taxation issues, and foreign controls on investments. As a result, a Fund’s investments in foreign currency-denominated securities and other foreign investments may reduce the returns of the Fund. To manage these risks, certain Funds may invest in derivative instruments tied to foreign investments and/or currencies.

Price Volatility Risk – Derivatives tied to equity and debt securities are exposed to potential price volatility. Debt securities are affected by many factors, including prevailing interest rates, market conditions, and market liquidity. Volatility of below investment grade debt securities (including loans) may be relatively greater than for investment grade debt securities. Equity securities tend to go up or down in value, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. Due to the complexities of markets, events in one market or sector may adversely impact other markets or sectors. To manage these risks, certain Funds may invest in various derivative instruments. Derivative instruments may be used to manage a Fund’s exposure to price volatility risk but may also be subject to greater price volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

Credit and Counterparty Risk – Credit risk is the risk that a debt security’s issuer (or borrower or counterparty) will be unable or unwilling to meet its financial obligations (e.g., may not be able to make principal and/or interest payments when they are due or otherwise default on other financial terms) and/or may go bankrupt. This is also sometimes described as counterparty risk. A Fund may lose money if the issuer or guarantor of debt security, or counterparty of a derivative contract, repurchase or reverse repurchase agreement, or a loan of Fund securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. A Fund may attempt to minimize concentrations of credit risk by undertaking transactions with a large number of borrowers or counterparties on recognized and reputable

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exchanges. A Fund’s investments in debt investments may range in quality from those rated in the lowest category in which it is permitted to invest to those rated in the highest category by a rating agency, or if unrated, determined by the manager to be of comparable quality.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default. Financial assets of counterparties, which potentially expose a Fund to counterparty risk, consist mainly of cash due from counterparties and investments. Certain managers may attempt to minimize credit risks to the Funds by performing extensive reviews of each counterparty, entering into transactions with counterparties that the manager believes to be creditworthy at the time of the transaction and requiring the posting of collateral in applicable transactions. To manage these risks, certain Funds may invest in derivative instruments tied to a security issuers’ financial strength.

B. DERIVATIVE INVESTMENTS

In addition to managing the market risks described above, certain Funds, if permitted by their investment objectives, may also invest in derivatives for purposes of hedging, duration management, to gain exposure to specific investment opportunities, as a substitute for securities, to enhance returns, or to otherwise help achieve a Fund’s investment goal. Legal risks related to documentation/agreements, capacity or authority of a counterparty, or issues regarding the legality or enforceability of a contract, may limit a Fund’s ability to invest or remain invested in derivatives. Each derivative instrument and the reasons a Fund invested in derivatives during the reporting period are discussed in further detail below.

Futures Contracts – A futures contract is a commitment to buy or sell a specific amount of a financial instrument or commodity at a negotiated price on a specified future date. Futures contracts are subject to the possibility of illiquid markets, and the possibility of an imperfect correlation between the value of the instruments and the underlying securities. Initial margin is deposited with a futures broker upon entering into futures contracts and can be funded with either cash or securities, in accordance with the initial margin requirements of the broker or the exchange.

During the period a futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking-to-market on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin receivables or payables represent the difference between the change in unrealized appreciation and depreciation on the open contracts and the cash deposits made on the margin accounts. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s cost of the contract. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

During the reporting period, the following Funds entered into futures contracts for the following reasons: The Diversified Bond Portfolio used futures to manage duration, manage exposure to international bond markets and for yield curve exposure. The Inflation Managed and Managed Bond Portfolios entered into futures contracts to manage interest rate exposure, to provide liquidity, and as a substitute for cash bond exposure. The Mid-Cap Equity, Short Duration Bond and Emerging Markets Debt Portfolios used interest rate futures contracts to manage duration and interest rate risk. The Emerging Markets Debt Portfolio also utilized U.S. Treasury futures to hedge duration. The Equity Index, Small-Cap Equity, Small-Cap Index, PD Large-Cap Growth Index, PD Large-Cap Value Index, PD Mid-Cap Index, PD Small-Cap Growth Index and PD Small-Cap Value Index Portfolios utilized futures contracts to provide market exposure for cash balances and dividend accruals, as well as to adjust market exposure to extended cash flow needs. The Small-Cap Value, Emerging Markets, International Large-Cap, International Small-Cap, and International Value Portfolios utilized futures to gain market exposure with the cash generated during PLFA’s reallocation of assets for the funds-of-funds. The PD Emerging Markets Index Portfolio and the PD International Large-Cap Index Portfolio utilized futures to equitize cash flows. The Hedged Equity Portfolio and the Large-Cap Core Portfolio held futures to gain targeted equity exposure from cash positions.

Option Contracts – An option contract is a commitment that gives the purchaser of the contract the right, but not the obligation, to buy or sell an underlying reference asset at a specific price on or before a specified future date. On the other hand, the writer of an option contract is obligated, upon the exercise of the option, to buy or sell an underlying reference asset at a specific price on or before a specified future date. A swaption is an option contract granting the owner the right to enter into an underlying swap. Inflation-capped options are options on U.S. inflation rates at a stated strike price. The seller of an inflation-capped option receives an upfront premium and in return the buyer receives the right to receive a payment at the expiration of the option if the cumulative annualized inflation rate over the life of the option is above (for caps) or below (for floors) the stated strike price. The purpose of inflation-capped options is to protect the buyer from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products below a certain rate on a given notional exposure. Writing put options or purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Writing call options or purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes or purchases a call, put, or inflation-capped option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an investment, respectively, and subsequently adjusted to the current market value, based on the quoted daily settlement price of the option written or purchased. Certain options may be written or purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received or paid from writing or purchasing options, which expire unexercised, are treated by a Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or realized is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or loss on investment transactions. A Fund, as a writer of an option, may have no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the underlying written option. In addition, an illiquid market may make it difficult for a Fund to close out an option contract.

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NOTES TO FINANCIAL STATEMENTS (Continued)

The maximum risk of loss associated with writing put options is limited to the exercised fair value of the option contract. The maximum risk of loss associated with writing call options is potentially unlimited. Listed option contracts present minimal counterparty credit risk since they are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default. A Fund’s maximum risk of loss from counterparty credit risk related to OTC option contracts is limited to the premium paid.

During the reporting period, the following Funds entered into option contracts for the following reasons: The Diversified Bond Portfolio used options to manage duration, manage exposure to international bond markets and yield curve exposure. The Managed Bond Portfolio sold/wrote options and swaptions on futures, currencies, bond indices, and swaps, and also purchased options on futures, bond indices, currencies and TBAs as a means of capitalizing on anticipated changes in market volatility and to generate income. The Inflation Managed Portfolio sold/wrote options and swaptions on futures, currencies, bond indices, and swaps as a means of capitalizing on anticipated changes in market volatility and to generate income. The Hedged Equity Portfolio and the Technology Portfolio purchased and wrote options on indices to manage risk.

Forward Foreign Currency Contracts – A forward foreign currency contract (“Forward Contract”) is a commitment to buy or sell a specific amount of a foreign currency at a negotiated price on a specified future date. Forward Contracts can help a Fund manage the risk of changes in currency exchange rates. The market value of a Forward Contract fluctuates with changes in foreign currency rates. These contracts are marked-to-market daily at the applicable forward currency translation rates. A Fund records realized gains or losses at the time the Forward Contract is closed. A Forward Contract is extinguished through a closing transaction or upon delivery of the currency or entering an offsetting contract. A Fund’s maximum risk of loss from counterparty credit risk related to Forward Contracts is the fair value of the contract. The risk may be mitigated to some extent if a master netting arrangement between a Fund and the counterparty is in place and to the extent a Fund obtains collateral to cover the Fund’s exposure to the counterparty.

During the reporting period, the following Funds entered into forward foreign currency contracts for the following reasons: The Diversified Bond Portfolio used Forward Contracts to hedge positions as well as take outright positions in a variety of emerging and developed market currencies. The Inflation Managed and Managed Bond Portfolios purchased and sold foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge against currency exposure associated with some or all of these investments, and as a part of the investment strategy for these Funds. The Emerging Markets Debt Portfolio used Forward Contracts to gain market exposure, for hedging purposes to help protect the Fund’s returns against adverse currency movements, and as a part of the Fund’s investment strategy. The Value Portfolio used Forward Contracts for hedging purpose to help protect the Fund’s returns against adverse currency movement and to isolate stock selection as the primary driver of performance. The Health Sciences Portfolio used Forward Contracts to hedge against currency fluctuations.

Swap Agreements – Swap agreements are bilaterally negotiated agreements between the Funds and their counterparties to exchange swap investment cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the OTC market or are executed in a multilateral or other execution facility platform, such as a registered commodities exchange (“centrally cleared swaps”). In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are marked-to-market daily based upon values received from third party vendors or quotations from market makers. Market values greater than zero are recorded as an asset and market values less than zero are recorded as a liability. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is recorded as unrealized appreciation or depreciation. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin receivable or payable. OTC swap payments received or made at the beginning of the measurement period are recorded as an asset or liability and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gain or loss when the swap is closed. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss. Net periodic payments received by a Fund are recorded as realized gain.

Interest Rate Swaps – Interest rate swap agreements involve the exchange by a Fund with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.

A Fund investing in interest rate swaps is subject to the risk that there is no liquid market for these agreements, that the counterparties may default on their obligations to perform or disagree as to the meaning of the contractual terms in the agreements, or that there may be unfavorable changes in interest rates. A Fund’s maximum risk of loss from counterparty credit risk related to interest rate swaps is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk may be mitigated to some extent if a master netting arrangement between a Fund and the counterparty is in place and to the extent a Fund obtains collateral to cover the Fund’s exposure to the counterparty.

During the reporting period, the following Funds entered into interest rate swap agreements for the following reasons: The Diversified Bond Portfolio entered into interest rate swaps in order to manage duration, manage exposure to international bond markets and yield curve exposure. The Inflation Managed and Managed Bond Portfolios entered into interest rate swaps to manage nominal or real interest rate risk in

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NOTES TO FINANCIAL STATEMENTS (Continued)

various global markets and as a substitute for cash bond exposure. The Emerging Markets Debt Portfolio entered into interest rate swaps to gain or manage market exposure, for hedging purposes, to manage duration, and as a part of the Fund’s investment strategy.

Credit Default Swaps – Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. A Fund investing in credit default swaps is subject to the risk that there is no liquid market for these agreements, that the counterparties may default on their obligations to perform or disagree as to the meaning of the contractual terms in the agreements, or that there may be unfavorable changes in interest rates.

As a seller of protection, a Fund generally receives an upfront payment and/or a fixed rate of income throughout the term of the swap provided there is no credit event. As the seller, a Fund would effectively add leverage to the Fund because, in addition to the total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index, or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index, or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate and sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate and sovereign issues, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other write-downs or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. Credit default swap agreements on indices are benchmarks for protecting investors owning bonds against default. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index.

An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Wider credit spreads, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate and sovereign issues or U.S. Treasury obligation issues as of period end, are disclosed in the Notes to Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/ performance risk. A Fund may use pair trades of credit default swaps. Pair trades attempt to match a long position with a short position of two securities in the same market sector for hedging purposes. Pair trades of credit default swaps attempt to gain exposure to credit risk while hedging or offsetting the effects of overall market movements. For example, a Fund may purchase protection through a credit default swap referenced to the debt of an issuer, and simultaneously selling protection through a credit default swap referenced to the debt of a different issuer with the intent to realize gains from the pricing differences of the two issuers who are expected to have similar market risks.

A Fund may use spread curve trades by simultaneously purchasing and selling protection through credit default swaps referenced to the same issuer but with different maturities. Spread curves attempt to gain exposure to credit risk on a forward basis by realizing gains on the expected differences in spreads.

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NOTES TO FINANCIAL STATEMENTS (Continued)

A Fund’s maximum risk of loss from counterparty credit risk related to credit default swaps, either as the buyer or seller of protection, is the fair value of the contract. The risk may be mitigated to some extent if a master netting arrangement between a Fund and the counterparty is in place and to the extent a Fund obtains collateral to cover the Fund’s exposure to the counterparty.

The aggregate fair value of credit default swaps in a net liability position is reflected as unrealized depreciation and is disclosed in the Notes to Schedules of Investments. The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement is an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2023 for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts are partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

During the reporting period, the following Funds entered into credit default swap agreements for the following reasons: The Diversified Bond Portfolio utilized credit default swaps on investment grade indices to adjust credit exposure to certain international bond markets. The Inflation Managed Portfolio sold credit protection through credit default swaps on securities and credit indices to obtain exposure to the credit risk of individual securities or to the broader investment grade, mortgage, or other sectors. The Managed Bond Portfolio bought and sold, credit protection through credit default swaps on securities and credit indices to obtain exposure to the credit risk of individual securities or to the broader investment grade, high yield, mortgage, emerging markets or other sectors. The Inflation Managed and Managed Bond Portfolios purchased credit protection to reduce credit exposure to individual issuers, reduce broader credit risk, or to take advantage of the basis between the credit default swap and cash bond market. The Emerging Markets Debt Portfolio entered into credit default swaps to obtain exposure on sovereign credit spreads, credit indices, and for hedging purposes.

Total Return Swaps – A Fund investing in total return swaps is subject to the risk that there is no liquid market for these agreements, that the counterparties may default on their obligations to perform or that there may be unfavorable changes in the value of the underlying index or reference instrument (generally caused by changes in interest rates or declines in credit quality). A total return swap agreement is one in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying index or reference instrument, which includes both the income it generates and any capital gains. To the extent the total return of the index or reference instrument underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty. A Fund’s maximum risk of loss from counterparty credit risk related to total return swaps is the discounted net value of the cash flows to be received from or paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk may be mitigated to some extent if a master netting arrangement between a Fund and the counterparty is in place and to the extent a Fund obtains collateral to cover a Fund’s exposure to the counterparty.

A Fund may enter into fully funded total return swaps which involves one party making an initial payment equal to the estimated value of the reference instrument. The parties to the swap then exchange respective commitments to pay or receive a net amount based on the change in the fair value of a reference instrument and a specified notional amount.

During the reporting period, the Inflation Managed Portfolio used total return swaps to hedge duration. The Mid-Cap Equity Portfolio used total return swap agreements to gain passive exposure to the U.S. mid-capitalization market.

The following is a summary of the location of fair value amounts of derivative investments, if any, disclosed in the Trust’s Statements of Assets and Liabilities. An exchange traded investment’s value reflects the cumulative value. Only the current day’s variation margin is reported on the Statements of Assets and Liabilities.

Location on the Statements of Assets and Liabilities
Derivative Investments Risk Type	Asset Derivative Investments	Liability Derivative Investments
Credit contracts	Outstanding purchased options, at value	Outstanding options written, at value
Equity contracts	Receivable: Variation margin on futures contracts	Payable: Variation margin on futures contracts
Interest rate contracts	Receivable: Variation margin on swap agreements	Payable: Variation margin on swap agreements
	Swap premiums paid	Swap premiums received
	Swap agreements appreciation	Swap agreements depreciation
Foreign currency contracts	Outstanding purchased options, at value	Outstanding options written, at value
	Receivable: Variation margin on futures contracts	Payable: Variation margin on futures contracts
	Receivable: Variation margin on swap agreements	Payable: Variation margin on swap agreements
	Swap premiums paid	Swap premiums received
	Swap agreements appreciation	Swap agreements depreciation
	Forward foreign currency contracts appreciation	Forward foreign currency contracts depreciation

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NOTES TO FINANCIAL STATEMENTS (Continued)

The following is a summary of fair values of derivative investments disclosed in the Trust’s Statements of Assets and Liabilities, categorized by primary risk exposure as of December 31, 2023:

	Asset Derivative Investments, Value
Portfolio	Total Value at December 31, 2023	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts
Diversified Bond	$35,208,373	$ –	$ –	$ –	$35,208,373
Inflation Managed	10,510,185	–	–	8,859	10,501,326
Managed Bond	13,179,327	661,636	–	1,674,572	10,843,119
Short Duration Bond	4,221,833	–	–	–	4,221,833
Emerging Markets Debt	1,162,119	–	–	127,285	1,034,834
Equity Index	953,906	–	953,906	–	–
Hedged Equity	2,245,640	–	2,245,640	–	–
Mid-Cap Equity	72,232,676	–	72,232,676	–	–
Small-Cap Equity	10,099	–	10,099	–	–
Small-Cap Index	320,608	–	320,608	–	–
Value	4,217	–	–	4,217	–
PD Large-Cap Growth Index	61,331	–	61,331	–	–
PD Large-Cap Value Index	59,923	–	59,923	–	–
PD Mid-Cap Index	138,850	–	138,850	–	–
PD Small-Cap Growth Index	7,192	–	7,192	–	–
PD Small-Cap Value Index	7,681	–	7,681	–	–
PD Emerging Markets Index	48,556	–	48,556	–	–
PD International Large-Cap Index	217,419	–	217,419	–	–

	Liability Derivative Investments, Value
Portfolio	Total Value at December 31, 2023	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts
Diversified Bond	($25,641,792)	$ –	$ –	$ –	($25,641,792)
Inflation Managed	(10,838,241)	–	–	(772,518)	(10,065,723)
Managed Bond	(26,048,112)	(54,089)	–	(2,228,088)	(23,765,935)
Short Duration Bond	(4,156,819)	–	–	–	(4,156,819)
Emerging Markets Debt	(1,502,522)	(748,950)	–	(603,934)	(149,638)
Hedged Equity	(2,325,234)	–	(2,325,234)	–	–
Mid-Cap Equity	(3,732,469)	–	–		(3,732,469)
Value	(757,185)	–	–	(757,185)
Health Sciences	(125,292)	–	–	(125,292)

The following is a summary of the location of realized gains and losses and changes in net unrealized appreciation and depreciation on derivative investments, if any, disclosed in the Trust’s Statements of Operations:

Derivative Investments Risk Type	Location of Gain (Loss) on Derivative Investments Recognized in the Statements of Operations
Credit contracts	Net realized gain (loss) on futures contract transactions
Equity contracts	Net realized gain (loss) on purchased option transactions
Interest rate contracts	Net realized gain (loss) on swap transactions
Net realized gain (loss) on written option transactions
Change in net unrealized appreciation (depreciation) on futures contracts
Change in net unrealized appreciation (depreciation) on purchased options
Change in net unrealized appreciation (depreciation) on swaps
Change in net unrealized appreciation (depreciation) on written options
Foreign currency contracts	Net realized gain (loss) on forward foreign currency contract transactions
Net realized gain (loss) on futures contract transactions
Net realized gain (loss) on purchased option transactions
Net realized gain (loss) on swap transactions
Net realized gain (loss) on written option transactions
Change in net unrealized appreciation (depreciation) on forward foreign currency contracts
Change in net unrealized appreciation (depreciation) on futures contracts
Change in net unrealized appreciation (depreciation) on purchased options
Change in net unrealized appreciation (depreciation) on swaps
Change in net unrealized appreciation (depreciation) on written options

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

The following is a summary of each Fund’s net realized gain and/or loss and change in net unrealized appreciation and/or depreciation on derivative investments recognized in the Trust’s Statements of Operations categorized by primary risk exposure for the fiscal year ended December 31, 2023:

	Realized Gain (Loss) on Derivative Investments Recognized in the Statement of Operations
Portfolio	Total	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts
Diversified Bond	($23,257,902)	$6,702,301	$ –	($17,336,084)	($12,624,119)
Inflation Managed	(7,708,646)	6,346	–	65,229	(7,780,221)
Managed Bond	1,144,293	427,940	–	(12,454,603)	13,170,956
Short Duration Bond	(3,282,082)	57,706	–	–	(3,339,788)
Emerging Markets Debt	(2,534,250)	(1,807,261)	–	(1,129,749)	402,760
Equity Index	1,132,764	–	1,132,764	–	–
Hedged Equity	(22,974,935)	–	(22,974,935)	–	–
Large-Cap Core	(536,300)	–	(536,300)	–	–
Mid-Cap Equity	17,120,082	–	17,550,620	–	(430,538)
Small-Cap Equity	160,285	–	160,285	–	–
Small-Cap Index	525,777	–	525,777	–	–
Small-Cap Value	(2,467)	–	(2,467)	–	–
Value	(1,068,389)	–	–	(1,068,389)	–
Emerging Markets	(467,172)	–	(467,172)	–	–
International Large-Cap	285,691	–	285,691	–	–
International Small-Cap	194,855	–	194,855	–	–
International Value	218,741	–	218,741	–	–
Health Sciences	(51,622)	–	–	(51,622)	–
Technology	(779,946)	–	(779,946)	–	–
PD Large-Cap Growth Index	661,843	–	661,843	–	–
PD Large-Cap Value Index	965,588	–	965,588	–	–
PD Mid-Cap Index	398,205	–	398,205	–	–
PD Small-Cap Growth Index	83,149	–	83,149	–	–
PD Small-Cap Value Index	91,856	–	91,856	–	–
PD Emerging Markets Index	551,168	–	551,168	–	–
PD International Large-Cap Index	962,802	–	962,802	–	–

	Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized in the Statements of Operations
Portfolio	Total	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts
Diversified Bond	($33,946,998)	($2,520,068)	$ –	$ 939,336	($32,366,266)
Inflation Managed	5,639,849	(5,090)	–	789,438	4,855,501
Managed Bond	(5,409,742)	716,794	–	3,585,518	(9,712,054)
Short Duration Bond	(302,265)	–	–	–	(302,265)
Emerging Markets Debt	24,952	(101,824)	–	(326,992)	453,768
Equity Index	1,715,937	–	1,715,937	–	–
Hedged Equity	7,215	–	7,215	–	–
Mid-Cap Equity	68,500,207	–	72,232,676	–	(3,732,469)
Small-Cap Equity	43,614	–	43,614	–	–
Small-Cap Index	402,265	–	402,265	–	–
Value	(522,407)	–	–	(522,407)	–
Health Sciences	(239,510)	–	–	(239,510)	–
Technology	(219,088)	–	(219,088)	–	–
PD Large-Cap Growth Index	421,837	–	421,837	–	–
PD Large-Cap Value Index	127,788	–	127,788	–	–
PD Mid-Cap Index	184,286	–	184,286	–	–
PD Small-Cap Growth Index	16,078	–	16,078	–	–
PD Small-Cap Value Index	27,523	–	27,523	–	–
PD Emerging Markets Index	117,409	–	117,409	–	–
PD International Large-Cap Index	508,477	–	508,477	–	–

For financial reporting purposes, the Trust does not offset fair value amounts recognized for derivative instruments and fair value amounts recognized for the right to reclaim cash collateral (receivables) or the obligation to return cash collateral (payables) arising from derivative instruments recognized at fair value executed with the same counterparty under a master netting arrangement.

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NOTES TO FINANCIAL STATEMENTS (Continued)

For applicable Funds, the following is a summary of the average number of positions and values of derivative investments by derivative type, which serve as indicators of volume of derivative activity, for the fiscal year ended December 31, 2023:

	Average Positions and Value of Derivative Investments by Derivative Type
	Futures Contracts		Forward Contracts		Option Contracts		Swap Agreements
Portfolio	Number of Positions	Value	Number of Positions	Value	Number of Positions	Value	Number of Positions	Value
Diversified Bond	23	$2,034,451	18	($2,540,402)	49	($1,208,311)	21	$21,202,080
Inflation Managed	17	45,609	27	(536,776)	13	(891,248)	69	(856,382)
Managed Bond	12	(741,817)	55	(1,098,716)	24	(1,531,004)	46	(824,536)
Short Duration Bond	5	(256,417)	–	–	–	–	–	–
Emerging Markets Debt	2	(176,305)	14	(181,930)	–	–	15	213,272
Equity Index	1	77,751	–	–	–	–	–	–
Hedged Equity	1	(36,177)	–	–	2	(32,673)	–	–
Mid-Cap Equity	4	(746,494)	–	–	–	–	5	14,446,535
Small-Cap Equity	1	1,669	–	–	–	–	–	–
Small-Cap Index	1	51,587	–	–	–	–	–	–
Value	–	–	6	(273,180)	–	–	–	–
Health Sciences	–	–	3	(9,971)	–	–	–	–
Technology	–	–	–	–	1	224,117	–	–
PD Large-Cap Growth Index	2	(11,201)	–	–	–	–	–	–
PD Large-Cap Value Index	2	56,763	–	–	–	–	–	–
PD Mid-Cap Index	2	49,800	–	–	–	–	–	–
PD Small-Cap Growth Index	1	4,307	–	–	–	–	–	–
PD Small-Cap Value Index	1	812	–	–	–	–	–	–
PD Emerging Markets Index	1	4,477	–	–	–	–	–	–
PD International Large-Cap Index	2	52,172	–	–	–	–	–	–

In addition to the table above, the amounts of net realized gains and losses and changes in net unrealized appreciation and depreciation on derivative investments as disclosed in the Statements of Operations serve as indicators of volume of derivative activity for each applicable Fund for the fiscal year ended December 31, 2023.

C. ENFORCEABLE MASTER NETTING ARRANGEMENTS

Master Agreements and Netting Arrangements – Certain Funds are parties to various agreements, including but not limited to International Swaps and Derivatives Association Agreements and related Credit Support Annex, Master Repurchase Agreements, and Master Securities Forward Transactions Agreements (collectively “Master Agreements”), which govern the terms of certain transactions with select counterparties. These Master Agreements generally include provisions for general obligations, representations, agreements, collateral, and certain events of default or termination. These Master Agreements also include provisions for netting arrangements that help reduce credit and counterparty risk associated with relevant transactions (“netting arrangements”). The netting arrangements are generally tied to credit related events that, if triggered, would cause an event of default or termination giving a Fund or counterparty the right to terminate early and cause settlement, on a net basis, of all transactions under the applicable Master Agreement. In the event of an early termination as a result of an event of default under the Master Agreement, the total value exposure of all transactions will be offset against collateral exchanged to date, which would result in a net receivable or payable that would be due from or to the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in the event of a bankruptcy or insolvency of the counterparty. Credit related events include, but are not limited to, bankruptcy, failure to make timely payments, restructuring, obligation acceleration, obligation default, a material decline in net assets, decline in credit rating or repudiation/moratorium. Any election made by a counterparty to early terminate the transactions under a Master Agreement could have a material adverse impact on a Fund’s financial statements. A Fund’s overall exposure to credit risk, subject to netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions under the relevant Master Agreement with a counterparty in a given Fund exceeds a specified threshold, net of collateral already in place, which typically ranges from $0 to $250,000 depending on the counterparty and the type of Master Agreement. Collateral under the Master Agreements is usually in the form of cash or U.S. Treasury Bills but could include other types of securities. If permitted under the Master Agreement, certain funds may rehypothecate cash collateral received from a counterparty. The value of all derivative transactions outstanding under a Master Agreement is calculated daily to determine the amount of collateral to be received or pledged by the counterparty. Posting of collateral for OTC derivative transactions are covered under tri-party collateral agreements between the Trust, the Trust’s custodian, and each counterparty. Collateral for centrally cleared derivatives transactions are posted with the applicable derivatives clearing organization.

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

The following is a summary of financial and derivative instruments that are subject to enforceable master agreements with netting arrangements (or similar arrangements) and collateral received and pledged in connection with the master agreements with netting arrangements (or similar arrangements) as of December 31, 2023:

	Gross Amounts Presented in the Statement of Assets and Liabilities		Gross Amounts Not Offset in Statement of Assets and Liabilities					Gross Amounts Presented in the Statement of Assets and Liabilities		Gross Amounts Not Offset in Statement of Assets and Liabilities
Description		Financial Instrument		Collateral Received		Net Amount			Financial Instrument		Collateral Pledged		Net Amount
	Assets							Liabilities

Inflation Managed
Forward foreign currency contracts	$8,859		($8,090)		$–		$769	($772,518)		$8,090		$131,040		($633,388)
Option contracts	–		–		–		–	(1,084,300)		–		529,389		(554,911)
Swap agreements	2,765,134		(5,048)		(2,336,955)		423,131	(5,048)		5,048		–		–
Sale-buyback financing transactions	–		–		–		–	(475,365,622)		473,339,665		–		(2,025,957)

Managed Bond
Forward foreign currency contracts	1,614,188		(837,956)		(650,910)		125,322	(2,202,659)		837,956		627,360		(737,343)
Option contracts	1,007,268		(139,466)		(620,968)		246,834	(406,353)		139,466		110,025		(156,862)
Swap agreements	575,149		–		(201,990)		373,159	–		–		–		–
Sale-buyback financing transactions	–		–		–		–	(105,957,676)		105,957,676		–		–

Emerging Markets Debt
Forward foreign currency contracts	127,285		(118,852)		–		8,433	(603,934)		118,852		–		(485,082)
Swap agreements	–		–		–		–	(45,545)		–		45,545		–

Mid-Cap Equity
Swap agreements	72,232,676		–		(72,232,676)		–	–		–		–		–

Value
Forward foreign currency contracts	4,217		(4,217)		–		–	(757,185)		4,217		–		(752,968)

Health Sciences
Forward foreign currency contracts	–		–		–		–	(125,292)		–		–		(125,292)

During the reporting period, certain Funds may have had investments in repurchase agreements. The gross value and related collateral received for these investments, if any, are presented in each applicable Fund’s Schedule of Investments and the value of these investments is also presented in the Statements of Assets and Liabilities. The value of the related collateral, if any, held by each applicable Fund exceeded the value of the repurchase agreements as of December 31, 2023.

6. INVESTMENT ADVISORY, ADMINISTRATION AND SUPPORT SERVICES, AGENCY, AND DISTRIBUTION AGREEMENTS

Pursuant to an Investment Advisory Agreement, PLFA, a wholly-owned subsidiary of Pacific Life, serves as Investment Adviser to each Fund of the Trust. PLFA receives investment advisory fees from each Fund which are based on annual percentages of the average daily net assets of each Fund. Pursuant to Sub-Advisory Agreements, the Trust and PLFA engage various investment management firms under PLFA’s supervision to sub-advise for certain Funds. PLFA manages the Pacific Dynamix, Portfolio Optimization, PSF Avantis Balanced Allocation, and ESG Portfolios directly. PLFA, as Investment Adviser to each Fund of the Trust, pays related management fees to these sub-advisers as compensation for their sub-advisory services provided to the Trust. As of December 31, 2023, the investment advisory fees that PLFA receives from each Fund based upon an annual percentage of the average daily net assets of each Fund, the advisory fee waiver, and the sub-adviser of each Fund (if applicable), are as follows:

Portfolio	Investment Advisory Fee	Advisory Fee Waiver through April 30, 2024 (unless otherwise noted)	Sub-Adviser(s)
Core Income	0.50% on first $4 billion 0.48% on excess		Aristotle Pacific Capital, LLC (Pacific Asset Management LLC prior to April 17, 2023)
Diversified Bond	0.40% on first $4 billion 0.38% on excess		Loomis, Sayles & Company, L.P. (Western Asset Management Company, LLC prior to November 1, 2023)
Floating Rate Income	0.65% on first $1 billion 0.62% on next $1 billion 0.59% on next $2 billion 0.57% on excess		Aristotle Pacific Capital, LLC (Pacific Asset Management LLC prior to April 17, 2023)
High Yield Bond	0.40% on first $4 billion 0.38% on excess		Aristotle Pacific Capital, LLC (Pacific Asset Management LLC prior to April 17, 2023)
Inflation Managed	0.40% on first $4 billion 0.38% on excess		Pacific Investment Management Company LLC
Intermediate Bond	0.40% on first $4 billion 0.38% on excess		J.P. Morgan Investment Management Inc.

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

Portfolio	Investment Advisory Fee	Advisory Fee Waiver through April 30, 2024 (unless otherwise noted)	Sub-Adviser(s)
Managed Bond	0.40% on first $4 billion 0.38% on excess	0.015%	Pacific Investment Management Company LLC
Short Duration Bond	0.40% on first $4 billion 0.38% on excess		T. Rowe Price Associates, Inc.
Emerging Markets Debt	0.785% on first $1 billion 0.755% on next $1 billion 0.725% on next $2 billion 0.705% on excess	0.05%	Principal Global Investors, LLC
Dividend Growth	0.70% on first $100 million 0.66% on next $900 million 0.63% on next $3 billion 0.61% on excess	0.03%	T. Rowe Price Associates, Inc.
Equity Index	0.05% on first $4 billion 0.03% on excess		BlackRock Investment Management, LLC
Focused Growth	0.75% on first $100 million 0.71% on next $900 million 0.68% on next $3 billion 0.66% on excess		Janus Henderson Investors US LLC
Growth	0.55% on first $4 billion 0.53% on excess		MFS Investment Management
Hedged Equity	0.60%		J.P. Morgan Investment Management Inc.
Large-Cap Core	0.45% on first $4 billion 0.43% on excess		J.P. Morgan Investment Management Inc.
Large-Cap Growth	0.75% on first $100 million 0.71% on next $900 million 0.68% on next $3 billion 0.66% on excess	0.08% (0.045% prior to May 1, 2023)	FIAM LLC (BlackRock Investment Management, LLC prior to May 1, 2023)
Large-Cap Value	0.65% on first $100 million 0.61% on next $900 million 0.58% on next $3 billion 0.56% on excess		ClearBridge Investments, LLC
Mid-Cap Equity	0.65% on first $4 billion 0.63% on excess	0.20% (none prior to November 1, 2023)	BlackRock Investment Management, LLC (Scout Investments, Inc. prior to November 1, 2023)
Mid-Cap Growth	0.70% on first $4 billion 0.68% on excess	0.025%	Delaware Investments Fund Advisers
Mid-Cap Value	0.70% on first $1 billion 0.65% on next $1 billion 0.60% on excess		Boston Partners Global Investors, Inc.
Small-Cap Equity	0.75% on first $1 billion 0.72% on next $1 billion 0.69% on next $2 billion 0.67% on excess	0.10%	BlackRock Investment Management, LLC and Franklin Mutual Advisers, LLC (co-sub-advisers)
Small-Cap Growth	0.60% on first $4 billion 0.58% on excess		MFS Investment Management
Small-Cap Index	0.30% on first $4 billion 0.28% on excess		BlackRock Investment Management, LLC
Small-Cap Value	0.75% on first $1 billion 0.72% on next $1 billion 0.69% on next $2 billion 0.67% on excess		AllianceBernstein L.P.
Value	0.75% on first $100 million 0.71% on next $900 million 0.68% on next $3 billion 0.66% on excess	0.075%	American Century Investment Management, Inc.
Value Advantage	0.66% on first $4 billion 0.64% on excess		J.P. Morgan Investment Management Inc.
Emerging Markets	0.80% on first $4 billion 0.78% on excess		Invesco Advisers, Inc.
International Growth	0.85% on first $100 million 0.75% on next $100 million 0.70% on next $300 million 0.65% on excess		ClearBridge Investments, LLC

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

Portfolio	Investment Advisory Fee	Advisory Fee Waiver through April 30, 2024 (unless otherwise noted)	Sub-Adviser(s)
International Large-Cap	0.85% on first $100 million 0.77% on next $900 million 0.75% on next $3 billion 0.73% on excess	0.03%	MFS Investment Management
International Small-Cap	0.85% on first $1 billion 0.82% on next $1 billion 0.79% on next $2 billion 0.77% on excess	0.015%	FIAM LLC
International Value	0.65% on first $4 billion 0.63% on excess		Wellington Management Company LLP
Health Sciences	0.90% on first $1 billion 0.87% on next $1 billion 0.84% on next $2 billion 0.82% on excess		BlackRock Investment Management, LLC
Real Estate	0.90% on first $100 million 0.82% on next $900 million 0.80% on next $3 billion 0.78% on excess	0.09%	Principal Real Estate Investors, LLC
Technology	0.90% on first $1 billion 0.87% on next $1 billion 0.84% on next $2 billion 0.82% on excess		MFS Investment Management
ESG Portfolios Pacific Dynamix Portfolios	0.20%
PSF Avantis Balanced Allocation	0.20%	0.06%
Portfolio Optimization Portfolios	0.10%
PD 1-3 Year Corporate Bond	0.20% on first $50 million 0.19% on next $50 million 0.14% on excess		SSGA Funds Management, Inc.
PD Aggregate Bond Index	0.16% on first $50 million 0.15% on next $50 million 0.14% on excess		SSGA Funds Management, Inc.
PD High Yield Bond Market	0.35% on first $50 million 0.22% on next $50 million 0.14% on excess		SSGA Funds Management, Inc.
PD Large-Cap Growth Index PD Large-Cap Value Index PD Mid-Cap Index PD Small-Cap Growth Index PD Small-Cap Value Index	0.14% on first $300 million 0.12% on excess		BlackRock Investment Management, LLC
PD Emerging Markets Index	0.60% on first $50 million 0.35% on excess	0.44% on first $50 million 0.18% on excess	FIAM LLC serves as the sub-adviser and Geode Capital Management, LLC serves as the sub-subadviser
PD International Large-Cap Index	0.25% on first $100 million 0.20% on excess	0.10% on first $100 million 0.05% on excess	FIAM LLC serves as the sub-adviser and Geode Capital Management, LLC serves as the sub-subadviser

Pursuant to an Agreement for Administration and Support Services (the “Administration Agreement”), Pacific Life and PLFA provide support services to the Trust that are outside the scope of the Investment Adviser’s responsibilities under the Advisory Agreement. Under the Administration Agreement, the Trust compensates Pacific Life and PLFA for their expenses in providing support services to the Trust in connection with various matters, including the expense of registering and qualifying the Trust on state and Federal levels, providing legal, compliance, accounting, tax, chief compliance officer services, and on-going compliance, maintaining the Trust’s legal existence, shareholders’ meetings and expenses associated with preparing, printing and distributing reports, proxies and prospectuses to existing shareholders. The Trust reimburses Pacific Life and PLFA for these support services on an approximate cost basis.

Pursuant to a Transfer Agency Agreement, Pacific Life serves as transfer agent and dividend disbursing agent for Class I, Class D, and those Class P shares of the Trust that are offered to certain separate accounts, without remuneration from the Trust. Pursuant to a Transfer Agency and Service Agreement, State Street Bank and Trust Company serves as transfer agent for those Class P shares of the Trust that are utilized by the Funds of Funds and is compensated by the Trust for these services.

Pursuant to a Distribution Agreement, Pacific Select Distributors, LLC (the “Distributor”), a wholly-owned subsidiary of Pacific Life, serves as distributor of the Trust. The Trust adopted a service plan (the “Service Plan”) for Class I shares of each applicable Fund, under which each applicable Fund pays the Distributor an amount at an annual rate of 0.20% of the average daily net assets of each Fund for shareholder servicing activities. Class P shares do not incur a service fee. Under the Service Plan, the service fee may be used by the Distributor for

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

services rendered to or procured for shareholders of the Trust, or the variable annuity and variable life insurance contract owners who use the Trust as the underlying investment vehicle for their contracts. These services may include, but are not limited to: providing electronic, telephonic, and technological servicing support in connection with existing investments in the Trust; answering shareholder questions regarding the Trust, the Funds, its managers and/or other service providers; payment of compensation to broker-dealers, including the Distributor itself, and other financial institutions and organizations which assist in providing any of these services; and other services as described in the Service Plan. The Service Plan was not adopted in accordance with Rule 12b-1 under the 1940 Act.

The Trust has also adopted a distribution and service plan (the “12b-1 Plan”) for Class D shares of each applicable Fund in accordance with Rule 12b-1 under the 1940 Act, pursuant to which Class D shares of each applicable Fund pay a service fee at an annual rate of 0.20% and a distribution fee at an annual rate of 0.05% of the average daily net assets attributed to that share class. The service fees may be used by the Distributor for the types of services provided under the Service Plan discussed above. The distribution fees may be used by the Distributor for any activities or expenses primarily intended to result in the sale of Class D shares or variable contracts offering Class D shares, which may include, but are not limited to: compensation to, and expenses (including overhead expenses) of, financial consultants or other employees of the Distributor or of selling group members who engage in distribution of Class D shares; printing of prospectuses and reports other than for existing contract owners; advertising; and the preparation, printing and distribution of sales literature.

The Service Plan and 12b-1 Plan will each remain in effect as long as their continuance is specifically approved at least annually.

7. TRANSACTIONS WITH AFFILIATES

A. ADVISORY FEES, DISTRIBUTION AND/OR SERVICE FEES AND EXPENSES FOR SUPPORT SERVICES

The Investment Adviser, the Distributor, and Pacific Life are related parties. The advisory fees earned by the Investment Adviser, including any advisory fee waiver, distribution and/or service fees earned by the Distributor, and expenses for support services recovered by PLFA and Pacific Life from each Fund for the fiscal year ended December 31, 2023 are presented in the Statements of Operations. The amounts of each of these fees that remained payable as of December 31, 2023 are presented in the Statements of Assets and Liabilities.

B. EXPENSE LIMITATION AGREEMENTS

To help limit the Trust’s expenses, PLFA has contractually agreed to reimburse each Fund (other than the Pacific Dynamix Portfolios, Portfolio Optimization Portfolios and Pacific Dynamix Underlying Funds) for certain operating expenses that exceed an annual rate of 0.10% of a Fund’s average daily net assets through April 30, 2024 (“expense cap”). These operating expenses include, but are not limited to: organizational expenses; domestic custody expenses; expenses for accounting, audit, tax, and certain legal services; preparation, printing, filing, and distribution to existing shareholders of proxies, prospectuses and shareholder reports, and other regulatory documents, as applicable; independent trustees’ fees and expenses; and establishing, overseeing, and administering the Trust’s compliance program. These operating expenses do not include: investment advisory fees; distribution and/or service fees; additional costs associated with foreign investing (including foreign taxes on dividends, interest or gains); interest (including commitment fees); taxes; brokerage commissions and other transactional expenses; dividends on securities sold short; acquired fund fees and expenses; extraordinary expenses such as litigation expenses, liquidation expenses, reorganization expenses and other expenses not incurred in the ordinary course of each Fund’s business; and expenses of counsel or other persons or services retained by the independent trustees. In the case of the Pacific Dynamix Portfolios, PLFA has contractually agreed to reimburse each Fund for its operating expenses (excluding extraordinary expenses) of each Pacific Dynamix Portfolio and its proportionate share of fees and expenses of the Pacific Dynamix Underlying Funds that exceed an annual rate of 0.59% of a Fund’s average net assets for Class I shares and 0.39% for Class P shares through April 30, 2024. There are no expense caps for the Portfolio Optimization Portfolios and the Pacific Dynamix Underlying Funds.

There is no guarantee that PLFA will continue to cap expenses for a Fund upon the expiration of the expense cap. In addition, any expense reimbursements made by PLFA to a Fund are subject to recoupment by PLFA from such Fund in future periods, not to exceed three years from the date on which the reimbursement took place, provided that the recoupment would be limited to the lesser of: (i) the expense cap in effect at the time of the reimbursement or (ii) the expense cap in effect at the time of recoupment. Any amounts repaid to PLFA will have the effect of increasing such expenses of the applicable Fund, but not above the expense cap. The amounts of adviser reimbursement to each applicable Fund for the fiscal year ended December 31, 2023 are presented in the Statements of Operations. Any amounts that remained due from the Investment Adviser as of December 31, 2023 are presented in the Statements of Assets and Liabilities.

The cumulative expense reimbursement amounts, if any, as of December 31, 2023 that are subject to recoupment by PLFA from the Funds are as follows:

Portfolio	2024	2025	2026
Hedged Equity	$445	$25,072
ESG Diversified	44,602	50,681	$36,756
ESG Diversified Growth	16,372	51,416	46,398
Pacific Dynamix – Conservative Growth	226,369	253,728	221,787
Pacific Dynamix – Moderate Growth	908,902	822,343	789,246
Pacific Dynamix – Growth	521,634	673,483	697,254

During the fiscal year ended December 31, 2023, PLFA recouped $56,204 from the Hedged Equity Portfolio under the expense cap. There was no recoupment of expense reimbursement by PLFA from any other Funds presented in these financial statements for the fiscal year ended December 31, 2023.

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

C. INVESTMENTS IN AFFILIATED MUTUAL FUNDS

A summary of holdings and transactions with affiliated mutual fund investments as of and for the fiscal year ended December 31, 2023 is as follows:

	Beginning Value as of January 1, 2023	Purchase Cost	Sales Proceeds	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	As of December 31, 2023
						Ending Value	Share Balance

ESG Diversified
Pacific Funds ESG Core Bond Class I	$2,482,737	$571,764	$3,121,447	($279,123)	$346,069	$–	–
ESG Diversified Growth
Pacific Funds ESG Core Bond Class I	$598,676	$310,122	$925,805	($48,063)	$65,070	$–	–

Pacific Dynamix – Conservative Growth
PD 1-3 Year Corporate Bond Class P	$28,620,678	$28,463,660	$16,361,697	$887,583	$1,277,891	$42,888,115	3,714,397
PD Aggregate Bond Index Class P	215,186,313	20,995,696	25,077,109	1,858,477	9,077,887	222,041,264	17,420,271
PD High Yield Bond Market Class P	57,074,225	136,368	40,785,706	4,233,434	(895,969)	19,762,352	1,027,785
PD Large-Cap Growth Index Class P	58,194,749	9,433,499	24,518,811	10,961,163	9,650,222	63,720,822	768,679
PD Large-Cap Value Index Class P	62,692,209	11,138,426	14,324,985	4,276,093	3,175,903	66,957,646	1,503,555
PD Mid-Cap Index Class P	33,677,806	1,367,167	14,944,036	2,156,682	1,674,009	23,931,628	1,801,554
PD Small-Cap Growth Index Class P	2,552,649	2,979,540	3,521,542	(347,397)	1,074,304	2,737,554	66,622
PD Small-Cap Value Index Class P	10,265,059	466,097	5,817,618	(994,778)	1,559,439	5,478,199	154,526
PD Emerging Markets Index Class P	5,255,478	5,482,038	6,500,833	(1,460,510)	2,135,352	4,911,525	277,963
PD International Large-Cap Index Class P	44,999,269	16,850,927	19,986,407	3,758,769	3,416,531	49,039,089	1,915,817
Total	$518,518,435	$97,313,418	$171,838,744	$25,329,516	$32,145,569	$501,468,194

Pacific Dynamix – Moderate Growth
PD 1-3 Year Corporate Bond Class P	$96,486,802	$134,648,516	$96,203,550	$3,936,674	$3,846,181	$142,714,623	12,360,039
PD Aggregate Bond Index Class P	622,379,275	98,134,628	52,395,386	4,317,287	29,462,338	701,898,142	55,067,493
PD High Yield Bond Market Class P	192,986,161	984,285	120,643,305	11,206,351	1,765,609	86,299,101	4,488,175
PD Large-Cap Growth Index Class P	418,768,631	40,841,152	110,473,365	68,302,723	91,174,888	508,614,029	6,135,532
PD Large-Cap Value Index Class P	438,649,925	70,283,648	62,293,875	28,815,071	25,826,221	501,280,990	11,256,420
PD Mid-Cap Index Class P	204,015,410	20,220,001	76,368,394	9,996,164	14,688,278	172,551,459	12,989,539
PD Small-Cap Growth Index Class P	23,305,037	15,424,387	16,448,451	(5,588,571)	10,636,382	27,328,784	665,084
PD Small-Cap Value Index Class P	58,875,325	2,773,964	25,235,518	(4,354,236)	8,957,476	41,017,011	1,156,988
PD Emerging Markets Index Class P	36,518,054	25,252,774	29,055,466	688,993	3,524,831	36,929,186	2,089,971
PD International Large-Cap Index Class P	297,200,664	83,019,493	116,942,146	36,016,514	9,766,624	309,061,149	12,074,138
Total	$2,389,185,284	$491,582,848	$706,059,456	$153,336,970	$199,648,828	$2,527,694,474

Pacific Dynamix – Growth
PD 1-3 Year Corporate Bond Class P	$43,521,954	$130,335,476	$69,717,503	$727,429	$5,004,573	$109,871,929	9,515,643
PD Aggregate Bond Index Class P	188,906,216	76,382,535	11,180,837	(12,381)	11,419,999	265,515,532	20,831,049
PD High Yield Bond Market Class P	112,220,115	30,839,679	76,427,870	8,475,227	811,713	75,918,864	3,948,328
PD Large-Cap Growth Index Class P	362,031,425	52,565,795	106,220,557	60,242,392	71,701,440	440,320,495	5,311,690
PD Large-Cap Value Index Class P	376,623,299	70,836,445	60,670,905	25,073,486	23,474,376	435,336,701	9,775,621
PD Mid-Cap Index Class P	171,705,138	8,704,772	50,139,876	6,951,085	15,967,198	153,188,317	11,531,896
PD Small-Cap Growth Index Class P	42,159,967	5,130,193	12,378,442	(4,209,100)	11,339,634	42,042,252	1,023,156
PD Small-Cap Value Index Class P	67,891,711	3,028,066	32,959,388	(4,712,477)	8,816,114	42,064,026	1,186,522
PD Emerging Markets Index Class P	61,742,048	11,407,402	21,683,748	1,102,277	4,313,490	56,881,469	3,219,150
PD International Large-Cap Index Class P	297,637,001	77,240,565	86,448,829	25,835,870	22,852,830	337,117,437	13,170,217
Total	$1,724,438,874	$466,470,928	$527,827,955	$119,473,808	$175,701,367	$1,958,257,022

Portfolio Optimization Conservative
Core Income Class P	$46,158,428	$53,468,363	$13,722,551	$121,571	$5,623,790	$91,649,601	7,517,473
Diversified Bond Class P	205,012,875	6,392,690	63,621,681	2,154,761	4,696,267	154,634,912	11,275,230
Floating Rate Income Class P	52,792,915	156,512	45,371,461	1,542,904	1,178,506	10,299,376	654,168
High Yield Bond Class P	81,898,298	717,801	50,762,412	6,926,979	(1,425,936)	37,354,730	3,397,692
Inflation Managed Class P	52,729,380	387,848	23,397,115	2,054,632	(536,664)	31,238,081	2,258,897
Intermediate Bond Class P	156,656,884	1,872,750	31,131,986	(3,907,893)	12,139,799	135,629,554	14,704,745
Managed Bond Class P	205,336,072	2,026,688	54,314,850	(1,427,890)	12,847,794	164,467,814	10,922,879
Short Duration Bond Class P	140,763,058	12,703,106	26,502,365	1,131,876	5,714,009	133,809,684	11,895,158
Emerging Markets Debt Class P	29,448,610	6,018,926	11,883,586	(557,919)	3,778,637	26,804,668	2,110,135
Dividend Growth Class P	15,141,695	1,454,031	17,420,282	5,669,836	(4,845,280)	–	–
Equity Index Class P	10,285,707	639,649	3,409,973	1,669,668	731,358	9,916,409	77,591
Focused Growth Class P	13,272,753	5,899,274	6,794,930	(546,691)	6,112,407	17,942,813	303,409
Growth Class P	10,210,757	8,535,426	6,506,967	1,602,562	3,542,084	17,383,862	263,558
Large-Cap Core Class P	10,234,665	22,287,806	6,896,375	1,589,751	3,621,206	30,837,053	396,082
Large-Cap Growth Class P	9,973,586	16,922,428	6,676,707	1,953,956	4,908,609	27,081,872	1,025,818
Large-Cap Value Class P	16,343,875	12,104,463	6,256,194	2,813,462	821,516	25,827,122	631,426
Mid-Cap Equity Class P	6,925,454	6,067,819	3,302,931	1,442,844	438,055	11,571,241	285,083
Mid-Cap Growth Class P	13,612,373	12,674,356	6,099,874	(411,516)	4,016,801	23,792,140	809,249
Mid-Cap Value Class P	13,899,585	11,512,273	11,485,718	4,497,083	(1,405,184)	17,018,039	385,163
Small-Cap Equity Class P	8,531,541	471,088	6,333,616	(823,048)	1,070,978	2,916,943	74,541

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

	Beginning Value as of January 1, 2023	Purchase Cost	Sales Proceeds	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	As of December 31, 2023
						Ending Value	Share Balance
Small-Cap Value Class P	$8,500,609	$564,264	$6,190,712	$(1,005,493)	$1,084,951	$2,953,619	87,132
Value Class P	15,260,001	11,600,346	5,926,256	2,038,783	(508,816)	22,464,058	962,915
Value Advantage Class P	14,476,330	8,357,663	5,571,095	2,795,953	(507,806)	19,551,045	745,624
Emerging Markets Class P	5,827,734	12,551,785	8,685,797	(642,903)	1,666,338	10,717,157	568,614
International Growth Class P	2,916,351	23,644,255	5,084,112	(151,667)	2,382,599	23,707,426	2,663,072
International Large-Cap Class P	5,259,173	3,574,712	2,375,571	409,065	907,930	7,775,309	516,559
International Small-Cap Class P	5,890,236	14,018	6,058,237	(386,919)	540,902	–	–
International Value Class P	9,442,422	11,652,695	5,262,740	383,665	1,862,894	18,078,936	943,767
Total	$1,166,801,367	$254,273,035	$447,046,094	$30,937,412	$70,457,744	$1,075,423,464

Portfolio Optimization Moderate-Conservative
Core Income Class P	$54,702,177	$61,834,084	$12,259,051	($913,077)	$7,794,525	$111,158,658	9,117,685
Diversified Bond Class P	243,709,531	4,405,405	67,777,099	4,296,421	3,818,411	188,452,669	13,741,058
Floating Rate Income Class P	66,499,438	32,499	61,895,240	2,202,579	631,632	7,470,908	474,517
High Yield Bond Class P	116,218,895	48,951	83,557,262	8,325,964	(2,335,342)	38,701,206	3,520,164
Inflation Managed Class P	58,007,614	112,867	36,858,676	4,545,772	(3,151,723)	22,655,854	1,638,296
Intermediate Bond Class P	186,487,254	961,659	32,392,262	(4,051,842)	13,955,771	164,960,580	17,884,769
Managed Bond Class P	244,071,521	906,695	55,265,297	2,285,813	11,625,145	203,623,877	13,523,369
Short Duration Bond Class P	82,953,511	104,631,124	59,404,008	1,129,154	5,034,718	134,344,499	11,942,701
Emerging Markets Debt Class P	25,201,269	7,978,897	12,232,654	(181,295)	2,596,779	23,362,996	1,839,198
Dividend Growth Class P	40,585,961	6,058,138	39,562,278	18,265,259	(15,000,327)	10,346,753	249,557
Equity Index Class P	26,906,439	5,214,099	8,243,196	3,416,701	3,863,485	31,157,528	243,791
Focused Growth Class P	36,002,930	37,403	11,991,734	(784,134)	12,512,101	35,776,566	604,975
Growth Class P	27,073,826	11,138,468	11,690,219	4,815,061	6,479,783	37,816,919	573,344
Large-Cap Core Class P	26,774,763	48,276,582	14,151,699	6,598,170	6,730,182	74,227,998	953,411
Large-Cap Growth Class P	24,980,975	46,085,738	11,319,985	4,735,030	11,682,481	76,164,239	2,884,980
Large-Cap Value Class P	41,573,185	25,040,948	10,936,644	5,245,948	2,789,284	63,712,721	1,557,660
Mid-Cap Equity Class P	13,955,665	4,011,693	3,745,499	1,010,195	1,544,671	16,776,725	413,332
Mid-Cap Growth Class P	25,044,000	2,690,914	6,731,457	2,317,965	2,545,730	25,867,152	879,827
Mid-Cap Value Class P	34,796,383	1,381,283	22,758,542	8,657,549	(5,592,829)	16,483,844	373,073
Small-Cap Equity Class P	10,574,472	448,969	5,042,168	(623,055)	1,408,515	6,766,733	172,921
Small-Cap Growth Class P	2,438,940	3,924,480	1,288,594	522,201	276,692	5,873,719	184,373
Small-Cap Index Class P	11,239,082	472,088	6,593,001	2,846,662	(1,952,057)	6,012,774	181,343
Small-Cap Value Class P	8,102,900	726,433	2,532,117	(332,642)	887,190	6,851,764	202,127
Value Class P	39,332,915	19,377,223	10,188,795	1,977,638	1,148,898	51,647,879	2,213,870
Value Advantage Class P	38,033,267	9,770,111	9,417,129	4,645,099	(99,112)	42,932,236	1,637,319
Emerging Markets Class P	24,874,021	9,887,935	14,037,012	1,817,787	774,089	23,316,820	1,237,106
International Growth Class P	24,871,641	39,786,960	9,056,381	(1,668,949)	6,829,682	60,762,953	6,825,545
International Large-Cap Class P	33,241,459	946,923	16,048,723	4,164,298	247,157	22,551,114	1,498,203
International Small-Cap Class P	16,787,954	3,715	17,222,717	1,800,090	(1,369,042)	–	–
International Value Class P	50,671,417	16,244,725	22,958,029	4,924,746	3,579,759	52,462,618	2,738,684
Real Estate Class P	15,465,452	1,550,099	9,602,370	593,471	487,915	8,494,567	240,199
Total	$1,651,178,857	$433,987,108	$686,759,838	$92,584,579	$79,744,163	$1,570,734,869

Portfolio Optimization Moderate
Core Income Class P	$181,668,397	$144,417,546	$26,240,074	$2,346,267	$18,219,583	$320,411,719	26,281,472
Diversified Bond Class P	808,973,501	18,897,675	315,069,182	(365,751)	25,993,583	538,429,826	39,259,700
Floating Rate Income Class P	250,482,506	–	258,183,326	6,953,763	747,057	–	–
High Yield Bond Class P	357,046,620	–	240,102,514	34,690,165	(14,406,679)	137,227,592	12,481,875
Inflation Managed Class P	141,721,348	16,235	78,468,285	5,734,675	(2,057,924)	66,946,049	4,841,021
Intermediate Bond Class P	618,155,170	12,587,851	188,489,364	(22,161,075)	53,604,163	473,696,745	51,357,463
Managed Bond Class P	808,307,970	4,035,784	292,653,442	2,486,275	39,302,072	561,478,659	37,289,747
Short Duration Bond Class P	320,501,058	379,632,686	161,880,899	8,781,381	15,552,658	562,586,884	50,011,777
Emerging Markets Debt Class P	72,800,976	–	12,026,498	(618,109)	8,876,385	69,032,754	5,434,444
Dividend Growth Class P	264,349,903	84,188,824	257,505,789	118,865,049	(90,021,684)	119,876,303	2,891,343
Equity Index Class P	175,555,675	76,779,399	54,871,414	21,362,363	36,115,436	254,941,459	1,994,784
Focused Growth Class P	237,941,873	17,251,178	61,363,166	(2,273,260)	89,529,076	281,085,701	4,753,103
Growth Class P	190,983,577	58,879,675	67,968,385	25,733,205	50,779,151	258,407,223	3,917,724
Large-Cap Core Class P	174,589,455	333,772,936	83,853,215	38,933,655	56,414,512	519,857,343	6,677,232
Large-Cap Growth Class P	176,406,232	203,281,578	50,529,181	21,221,272	79,522,354	429,902,255	16,284,015
Large-Cap Value Class P	251,567,405	106,072,522	51,587,781	24,718,265	22,268,481	353,038,892	8,631,160
Mid-Cap Equity Class P	81,159,789	2,111,333	19,359,279	4,810,827	5,624,449	74,347,119	1,831,707
Mid-Cap Growth Class P	166,670,951	118,355,158	91,295,468	39,089,933	(3,410,692)	229,409,882	7,802,983
Mid-Cap Value Class P	171,693,280	183,003	112,990,633	43,313,562	(29,020,675)	73,178,537	1,656,224
Small-Cap Equity Class P	77,338,337	2,312,479	39,540,571	(5,298,303)	10,169,338	44,981,280	1,149,475
Small-Cap Growth Class P	45,293,004	13,796,690	11,088,227	4,512,237	3,266,856	55,780,560	1,750,921
Small-Cap Index Class P	48,363,019	2,276,316	18,315,386	7,826,427	(2,085,329)	38,065,047	1,148,029
Small-Cap Value Class P	76,893,241	4,601,428	35,334,858	(5,698,511)	8,880,934	49,342,234	1,455,593
Value Class P	246,034,188	89,407,443	46,081,442	8,903,626	8,117,368	306,381,183	13,132,934
Value Advantage Class P	231,951,000	60,742,767	45,419,112	17,210,221	11,949,889	276,434,765	10,542,473
Emerging Markets Class P	107,471,664	73,380,027	88,068,566	10,298,388	42,385	103,123,898	5,471,382
International Growth Class P	157,635,682	206,647,161	48,068,642	(8,865,099)	43,459,054	350,808,156	39,406,525

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

	Beginning Value as of January 1, 2023	Purchase Cost	Sales Proceeds	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	As of December 31, 2023
						Ending Value	Share Balance
International Large-Cap Class P	$187,242,780	$4,405,512	$69,400,163	$18,391,674	$9,281,637	$149,921,440	9,960,162
International Small-Cap Class P	72,621,911	1,123,293	44,042,809	9,938,707	(3,161,728)	36,479,374	2,029,637
International Value Class P	272,600,151	70,869,728	142,726,664	40,501,365	1,846,456	243,091,036	12,689,979
Real Estate Class P	99,145,547	1,536,514	67,337,904	8,798,886	(4,498,540)	37,644,503	1,064,464
Total	$7,073,166,210	$2,091,562,741	$3,079,862,239	$480,142,080	$450,899,626	$7,015,908,418

Portfolio Optimization Growth
Core Income Class P	$107,736,766	$186,911,418	$23,421,887	$1,434,143	$13,987,724	$286,648,164	23,512,048
Diversified Bond Class P	477,364,532	28,733,568	36,426,758	(1,011,730)	18,552,582	487,212,194	35,525,158
Floating Rate Income Class P	98,488,503	–	101,237,741	6,622,479	(3,873,241)	–	–
High Yield Bond Class P	196,947,124	64,502,975	180,631,563	26,470,229	(11,073,117)	96,215,648	8,751,532
Inflation Managed Class P	128,984,410	674,886	100,955,757	(10,036,541)	12,627,159	31,294,157	2,262,951
Intermediate Bond Class P	363,474,496	77,997,279	36,377,239	(4,839,149)	26,533,143	426,788,530	46,271,748
Managed Bond Class P	481,396,739	129,282,014	74,283,665	352,170	33,226,857	569,974,115	37,853,960
Short Duration Bond Class P	162,943,893	529,095,825	244,908,936	4,571,392	12,400,037	464,102,211	41,256,874
Emerging Markets Debt Class P	67,242,257	65,120,875	74,183,861	(99,288)	6,453,966	64,533,949	5,080,286
Dividend Growth Class P	339,652,186	2,607,835	250,197,872	102,263,721	(75,684,955)	118,640,915	2,861,547
Equity Index Class P	226,369,333	8,846,465	45,756,754	17,860,807	37,604,922	244,924,773	1,916,409
Focused Growth Class P	320,200,482	2,367	146,400,197	(11,201,104)	106,866,946	269,468,494	4,556,658
Growth Class P	255,494,285	2,065	85,862,007	31,343,204	47,102,829	248,080,376	3,761,158
Large-Cap Core Class P	224,916,310	256,825,656	69,047,190	30,501,529	55,973,382	499,169,687	6,411,512
Large-Cap Growth Class P	237,581,571	169,631,059	102,803,742	39,647,347	63,940,088	407,996,323	15,454,253
Large-Cap Value Class P	309,209,521	28,081,680	75,129,746	30,800,372	10,639,340	303,601,167	7,422,497
Mid-Cap Equity Class P	106,897,029	2,354,130	38,248,188	10,527,220	1,853,985	83,384,176	2,054,355
Mid-Cap Growth Class P	200,854,576	77,442,505	109,558,386	44,193,259	(5,679,864)	207,252,090	7,049,323
Mid-Cap Value Class P	241,307,151	821,626	195,598,907	85,255,264	(70,195,512)	61,589,622	1,393,936
Small-Cap Equity Class P	84,509,932	2,308,338	34,435,710	9,167,559	(1,992,945)	59,557,174	1,521,955
Small-Cap Growth Class P	38,564,519	7,475,025	6,837,845	2,791,023	3,190,901	45,183,623	1,418,289
Small-Cap Index Class P	54,073,410	2,762,169	14,684,912	6,401,407	1,253,007	49,805,081	1,502,105
Small-Cap Value Class P	80,662,268	1,246,054	59,448,703	(3,873,714)	2,697,877	21,283,782	627,870
Value Class P	298,253,891	13,545,476	30,420,734	5,921,923	5,679,126	292,979,682	12,558,483
Value Advantage Class P	286,645,908	6,067,111	52,119,162	19,619,254	4,890,884	265,103,995	10,110,348
Emerging Markets Class P	165,549,244	2,934,472	84,866,792	23,424,585	(10,633,525)	96,407,984	5,115,060
International Growth Class P	252,514,387	78,960,392	46,986,351	(8,780,212)	45,582,619	321,290,835	36,090,824
International Large-Cap Class P	227,774,185	4,876,823	115,769,879	35,045,899	1,554,052	153,481,080	10,196,650
International Small-Cap Class P	100,714,113	2,193,897	48,387,642	12,795,338	877,883	68,193,589	3,794,150
International Value Class P	261,270,865	33,249,294	88,002,306	32,502,258	14,425,184	253,445,295	13,230,498
Real Estate Class P	90,728,642	7,282,233	35,876,862	4,873,794	3,356,899	70,364,706	1,989,685
Total	$6,488,322,528	$1,791,835,512	$2,608,867,294	$544,544,438	$352,138,233	$6,567,973,417

Portfolio Optimization Aggressive-Growth
Core Income Class P	$12,345,355	$27,522,599	$2,863,165	$175,111	$1,982,366	$39,162,266	3,212,248
Diversified Bond Class P	53,685,035	14,856,010	3,848,496	(110,958)	2,114,570	66,696,161	4,863,162
Floating Rate Income Class P	23,339,977	–	23,991,201	575,765	75,459	–	–
High Yield Bond Class P	46,658,820	15,740,505	42,843,248	5,518,492	(1,675,605)	23,398,964	2,128,311
Inflation Managed Class P	15,220,759	220,821	15,680,849	(1,514,296)	1,753,565	–	–
Intermediate Bond Class P	41,351,624	18,711,810	4,205,059	(564,853)	3,234,901	58,528,423	6,345,561
Managed Bond Class P	53,718,043	24,351,675	33,761,343	(1,189,320)	3,867,478	46,986,533	3,120,539
Short Duration Bond Class P	15,426,604	150,460,247	49,539,859	411,742	3,581,603	120,340,337	10,697,786
Emerging Markets Debt Class P	15,928,504	15,729,912	17,567,166	(321,439)	1,923,878	15,693,689	1,235,449
Dividend Growth Class P	90,045,861	695,224	62,899,784	24,574,941	(17,189,722)	35,226,520	849,642
Equity Index Class P	59,910,883	5,287,411	11,213,934	4,556,702	10,675,137	69,216,199	541,581
Focused Growth Class P	85,710,523	84,849	44,605,484	(3,674,346)	28,008,259	65,523,801	1,107,994
Growth Class P	68,602,731	74,151	32,028,186	11,259,969	7,657,339	55,566,004	842,439
Large-Cap Core Class P	59,479,760	57,398,343	14,555,779	6,430,131	15,041,896	123,794,351	1,590,058
Large-Cap Growth Class P	63,067,400	64,436,669	29,502,665	11,296,279	18,137,304	127,434,987	4,827,035
Large-Cap Value Class P	80,684,866	21,690,465	25,772,502	11,002,781	1,472,539	89,078,149	2,177,799
Mid-Cap Equity Class P	26,820,194	751,714	2,867,236	1,497,562	2,518,141	28,720,375	707,591
Mid-Cap Growth Class P	54,482,569	11,688,459	29,027,472	12,956,126	(4,087,539)	46,012,143	1,565,024
Mid-Cap Value Class P	57,413,203	405,201	35,079,137	14,035,255	(9,432,442)	27,342,080	618,824
Small-Cap Equity Class P	26,349,270	657,155	11,208,150	2,445,513	(355,971)	17,887,817	457,115
Small-Cap Growth Class P	29,596,741	1,975,346	9,301,822	3,436,408	491,102	26,197,775	822,334
Small-Cap Index Class P	16,638,562	786,292	4,954,853	2,130,505	103,229	14,703,735	443,460
Small-Cap Value Class P	26,914,092	539,304	17,869,834	795,693	(892,053)	9,487,202	279,872
Value Class P	78,095,772	13,013,852	29,471,247	5,768,458	(3,367,635)	64,039,200	2,745,020
Value Advantage Class P	74,457,179	13,257,114	8,488,361	3,739,429	4,345,754	87,311,115	3,329,809
Emerging Markets Class P	70,681,832	1,093,644	30,841,038	8,803,062	(2,804,027)	46,933,473	2,490,121
International Growth Class P	70,239,534	38,701,793	17,003,869	(3,425,463)	13,796,012	102,308,007	11,492,330
International Large-Cap Class P	66,045,878	1,641,730	25,175,168	7,563,635	3,470,993	53,547,068	3,557,446
International Small-Cap Class P	47,804,784	730,638	29,590,572	5,621,532	305,509	24,871,891	1,383,820
International Value Class P	80,261,729	23,758,124	25,686,930	9,974,211	5,337,069	93,644,203	4,888,469
Real Estate Class P	28,568,254	2,872,621	8,760,798	1,199,536	1,781,974	25,661,587	725,626
Total	$1,539,546,338	$529,133,678	$700,205,207	$144,968,163	$91,871,083	$1,605,314,055

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

As of December 31, 2023, Pacific Life owned the following percentages of the total shares outstanding (aggregate of all share classes) of each of the following Funds:

Portfolio	Ownership Percentage
ESG Diversified	31.06%
ESG Diversified Growth	80.75%

D. INDEPENDENT TRUSTEES

The Trust pays each independent trustee of the Board retainer fees and specified amounts as compensation for various Board and committee services and for chairing those committees. The fees and expenses of the independent trustees of the Board are presented in the Statements of Operations. Each independent trustee of the Board is eligible to participate in the Trust’s Deferred Compensation Plan (the “Plan”). The Plan allows each independent trustee to voluntarily defer receipt of all or a percentage of fees, which otherwise would be payable for services performed.

Amounts in the deferral account are obligations of certain Funds of the Trust at the time of such deferral and are payable in accordance with the Plan. An independent trustee who defers compensation has the option to select one or more credit rate options for their deferred account that track the total return of certain Funds and share classes of the Trust. The obligation of certain Funds of the Trust under the Plan (the “DCP Liability”) is recorded as a liability (accrued trustees’ fees and expenses and deferred compensation).

Accordingly, the market value appreciation or depreciation on a Fund’s DCP Liability account will cause the expenses of certain Funds of the Trust to increase or decrease due to market fluctuation. The change in net unrealized appreciation or depreciation due to the DCP Liability is recorded as an increase or decrease to expenses (trustees’ fees and expenses). For the fiscal year ended December 31, 2023, such expenses increased by $381,015 for the applicable Funds of the Trust as a result of the market value appreciation on such accounts. As of December 31, 2023, the total amount in the DCP Liability accounts was $2,628,616 for all applicable Funds of the Trust.

E. OFFICERS OF THE TRUST

None of the officers of the Trust received compensation from the Trust.

F. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of performance of their duties to the Trust. In addition, the Trust entered into an agreement with each of the trustees which provides that the Trust will indemnify and hold harmless each trustee against any expenses actually and reasonably incurred by any trustee in any proceeding arising out of or in connection with the trustee’s services to the Trust, to the fullest extent permitted by the Trust’s Declaration of Trust and By-Laws, the general trust law of the State of Delaware, the Securities Act of 1933, and the 1940 Act, each as now or hereinafter in force. In the normal course of business, the Trust enters into contracts with service providers and others that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements and agreements is dependent on future claims that may be made against the Trust and/or the trustees and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

G. INTERFUND TRANSACTIONS

In accordance with Rule 17a-7 under the 1940 Act and applicable Trust policies and procedures, purchase and sale transactions may be conducted between a Fund of the Trust and another Fund of the Trust if conducted at the independent “current market price” (the last sales price, intra-day bid offer, or official close, as applicable) on a commission-free basis with no remuneration paid in connection with the transaction (other than cash payment against prompt delivery). At the quarterly Board meeting subsequent to the purchase and sale transactions taking place, the Board receives a written representation from the Trust’s Chief Compliance Officer that the transactions were conducted in compliance with applicable Trust policies and procedures.

For the fiscal year ended December 31, 2023, the purchase and sale transactions with an affiliated Fund conducted in compliance with Rule 17a-7 under the 1940 Act are summarized in the following table:

Portfolio	Purchases	Sales	Net Realized Gain (Loss)
Equity Index	$31,500	$–	$–
Small-Cap Equity	105,017	329,082	17,817
Small-Cap Index	109,288	402,568	118,451
PD Large-Cap Growth Index	913,019	3,033,023	626,274
PD Large-Cap Value Index	3,480,677	902,393	186,596
PD Small-Cap Growth Index	572,715	337,438	(145,362)
PD Small-Cap Value Index	145,209	352,921	93,976

8. COMMITTED LINE OF CREDIT

The Trust has an unsecured $75,000,000 committed revolving line of credit agreement with State Street Bank and Trust Company (the “Bank”), which is renewed annually. The interest rate on borrowing under the line of credit agreement is Applicable Rate (0.10% plus (the higher of the Federal Funds Effective Rate or the Overnight Bank Funding Rate)) plus an applicable margin of 1.25%. The Trust pays the Bank a commitment fee equal to 0.25% per annum on the daily unused portion of the committed line of credit, up to an annual maximum of $187,500. As of December 31, 2023, the actual interest rate on borrowing by the Trust was 6.68%. The committed line of credit will expire on October 8, 2024, unless renewed, and is available to all Funds except the ESG Diversified, ESG Diversified Growth, Pacific Dynamix, Portfolio Optimization, PD 1-3 Year Corporate Bond, PD Aggregate Bond Index, and PD High Yield Bond Market Portfolios.

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

The commitment fees and interest incurred by each applicable Fund are recorded as an expense. The commitment fees are allocated to each applicable Fund in proportion to its relative average daily net assets and the interest expenses are charged directly to the applicable Fund.

During the reporting period, the weighted average interest rate and the average dollar amount of borrowings on the days that each applicable Fund had a loan outstanding were as follows:

Portfolio	Weighted Average Interest Rate	Average Dollar Amount of Borrowing
Diversified Bond	6.30%	$4,922,374
Inflation Managed	6.58%	84,758
Intermediate Bond	6.34%	1,040,645
Managed Bond	6.49%	2,672,184
Emerging Markets Debt	6.11%	1,623,220
Focused Growth	6.35%	3,487,040
Growth	6.68%	524,095
Large-Cap Core	6.58%	1,183,853
Large-Cap Growth	6.40%	1,818,605
Large-Cap Value	6.68%	925,592
Mid-Cap Equity	5.82%	306,985
Mid-Cap Growth	6.28%	292,637
Small-Cap Equity	5.58%	283,521

Portfolio	Weighted Average Interest Rate	Average Dollar Amount of Borrowing
Small-Cap Growth	6.68%	$100,714
Small-Cap Index	6.68%	691,094
Small-Cap Value	5.82%	1,207,876
International Growth	5.83%	1,150,014
International Large-Cap	5.89%	788,850
International Small-Cap	5.85%	1,315,034
Real Estate	6.43%	291,731
PD Large-Cap Growth Index	5.99%	1,065,921
PD Large-Cap Value Index	6.50%	836,149
PD Mid-Cap Index	5.83%	364,468
PD Small-Cap Value Index	6.55%	125,730
PD Emerging Markets Index	6.47%	1,160,809
PD International Large-Cap Index	6.05%	1,507,687

As of December 31, 2023, no Fund had a loan outstanding in connection with this revolving line of credit agreement.

9. PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments (excluding short-term investments) for the fiscal year ended December 31, 2023, are summarized in the following table:

	U.S. Government Securities
Portfolio	Purchases	Sales
Core Income	$230,098,552	$98,008,521
Diversified Bond	3,731,886,202	3,946,420,145
Inflation Managed	1,005,192,443	1,141,283,616
Intermediate Bond	204,445,352	281,407,477
Managed Bond	14,657,644,282	14,303,529,178
Short Duration Bond	1,494,681,357	1,332,367,562
Mid-Cap Equity	9,829,941	175,469
PD Aggregate Bond Index	609,609,811	515,615,896

	Other Securities
Portfolio	Purchases	Sales
Core Income	$583,634,382	$308,413,663
Diversified Bond	938,699,359	1,307,348,165
Floating Rate Income	377,263,930	771,812,174
High Yield Bond	324,292,940	802,505,874
Inflation Managed	1,627,572	45,158,705
Intermediate Bond	144,162,019	187,474,248
Managed Bond	425,693,356	482,096,970
Short Duration Bond	981,614,165	534,319,564
Emerging Markets Debt	351,628,201	365,263,044
Dividend Growth	267,901,693	782,850,044
Equity Index	160,297,165	166,158,237
Focused Growth	381,351,306	613,633,540
Growth	395,035,954	535,853,045
Hedged Equity	154,199,408	88,617,426
Large-Cap Growth	1,323,287,304	1,032,691,172
Large-Cap Value	404,458,372	408,664,999
Large-Cap Core	1,385,686,394	886,684,553
Mid-Cap Equity	860,054,497	1,139,835,261
Mid-Cap Growth	427,355,772	445,167,355
Mid-Cap Value	195,191,023	547,112,991
Small-Cap Equity	130,633,546	207,993,914
Small-Cap Growth	172,568,537	179,223,888
Small-Cap Index	81,580,176	116,380,987
Small-Cap Value	166,493,988	290,225,016
Value	423,676,812	416,337,415
Value Advantage	226,265,178	258,617,543
Emerging Markets	313,771,807	449,452,495
International Growth	641,233,364	373,558,596

	Other Securities
Portfolio	Purchases	Sales
International Large-Cap	$77,974,642	$302,558,051
International Small-Cap	17,222,285	156,782,705
International Value	452,329,520	579,534,424
Health Sciences	142,203,068	191,881,547
Real Estate	50,749,925	157,100,079
Technology	119,388,030	122,009,274
ESG Diversified	20,311,001	10,028,144
ESG Diversified Growth	5,875,836	4,465,357
PSF Avantis Balanced Allocation	105,631,806	131,810,178
Pacific Dynamix - Conservative Growth	97,313,418	171,838,744
Pacific Dynamix - Moderate Growth	491,582,848	706,059,456
Pacific Dynamix - Growth	466,470,928	527,827,955
Portfolio Optimization Conservative	254,273,035	447,046,095
Portfolio Optimization Moderate-Conservative	433,987,108	686,759,837
Portfolio Optimization Moderate	2,091,562,741	3,079,862,239
Portfolio Optimization Growth	1,791,835,512	2,608,867,294
Portfolio Optimization Aggressive-Growth	529,133,678	700,205,205
PD 1-3 Year Corporate Bond	425,264,638	304,322,785
PD Aggregate Bond Index	93,450,478	48,998,392
PD High Yield Bond Market	73,167,636	262,347,622
PD Large-Cap Growth Index	241,924,704	369,577,039
PD Large-Cap Value Index	292,188,583	252,459,060
PD Mid-Cap Index	72,320,072	177,303,889
PD Small-Cap Growth Index	43,522,912	51,774,962
PD Small-Cap Value Index	33,051,793	87,272,831
PD Emerging Markets Index	43,762,466	52,368,258
PD International Large-Cap Index	195,149,314	226,310,775

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

10. SECURED BORROWINGS

The contractual maturity of secured borrowings and type of collateral pledged as of December 31, 2023, are summarized in the following table:

		Remaining Contractual Maturity of the Agreements
Secured Borrowings	Collateral Type	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 Days	Total
Inflation Managed
Sale-buyback financing transactions	U.S. Treasury Obligations	$–	$475,365,622	$–	$–	$475,365,622

Managed Bond
Sale-buyback financing transactions	U.S. Treasury Obligations	–	95,036,602	10,921,074	–	105,957,676

11. FEDERAL INCOME TAX INFORMATION

Each Fund is treated as a partnership for Federal income tax purposes. A Fund that is treated as a partnership for Federal income tax purposes is not subject to income tax; and any income, gains, losses, deductions, and credits of the Fund are instead “passed through” pro rata to the insurance companies whose separate accounts invest in the Fund and retain the same character for Federal income tax purposes. An insurance company may benefit from this tax treatment. No dividends and capital gains distributions have been made by the Funds under the current dividend and distribution policy since partnerships are not required to distribute taxable income and capital gains for Federal income tax purposes. The aggregate cost of investments and the composition of unrealized appreciation and depreciation on investments on a tax basis is not applicable to Funds that are treated as partnerships for Federal income tax purposes.

Each Fund recognizes the financial statement effects of a tax position taken or expected to be taken in a tax return when it is more likely than not, based on the technical merits, that the position will be sustained upon examination by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax liability for unrecognized tax benefits with a corresponding income tax expense. Management has analyzed all open tax years, as defined by the statute of limitations, for all major jurisdictions and has determined that no provision for income tax is required in the financial statements. Each Fund remains subject to examination by Federal and State tax authorities for the returns filed for tax years ended as of and after December 31, 2019.

12. SHARES OF BENEFICIAL INTEREST

Each Fund is authorized to issue an unlimited number of shares of beneficial interest with no par value unless otherwise determined by the trustees of the Board. Changes in shares of beneficial interest of each Fund for the fiscal years ended December 31, 2023 and December 31, 2022 were as follows:

	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022
	Core Income Portfolio		Diversified Bond Portfolio		Floating Rate Income Portfolio

Class I
Shares sold	1,462,287	695,529	9,391,151	25,695,165	1,603,183	4,486,437
Share repurchased	(743,368)	(548,713)	(6,393,655)	(10,900,689)	(2,887,022)	(6,265,383)
Net Increase (decrease)	718,919	146,816	2,997,496	14,794,476	(1,283,839)	(1,778,946)
Shares outstanding, beginning of year	3,860,388	3,713,572	62,093,554	47,299,078	17,782,090	19,561,036
Shares outstanding, end of year	4,579,307	3,860,388	65,091,050	62,093,554	16,498,251	17,782,090

Class P
Shares sold	40,689,545	92,240	5,782,502	898,251	121,290	33,192,827
Shares repurchased	(6,774,894)	(10,321,284)	(36,277,788)	(120,285,929)	(34,427,998)	(6,772,564)
Net Increase (decrease)	33,914,651	(10,229,044)	(30,495,286)	(119,387,678)	(34,306,708)	26,420,263
Shares outstanding, beginning of year	35,749,688	45,978,732	135,617,139	255,004,817	35,643,142	9,222,879
Shares outstanding, end of year	69,664,339	35,749,688	105,121,853	135,617,139	1,336,434	35,643,142

	High Yield Bond Portfolio		Inflation Managed Portfolio		Intermediate Bond Portfolio

Class I
Shares sold	6,556,788	4,303,470	1,543,691	1,491,153	1,664,950	901,157
Share repurchased	(6,518,645)	(14,997,452)	(3,043,419)	(3,772,748)	(220,259)	(47,951)
Net Increase (decrease)	38,143	(10,693,982)	(1,499,728)	(2,281,595)	1,444,691	853,206
Shares outstanding, beginning of year	24,853,992	35,547,974	23,130,319	25,411,914	962,793	109,587
Shares outstanding, end of year	24,892,135	24,853,992	21,630,591	23,130,319	2,407,484	962,793

Class P
Shares sold	8,027,792	6,933,339	219,349	18,745,974	12,683,679	61,253,854
Shares repurchased	(59,372,893)	(14,003,340)	(18,947,058)	(2,711,710)	(32,856,515)	(29,923,385)
Net Increase (decrease)	(51,345,101)	(7,070,001)	(18,727,709)	16,034,264	(20,172,836)	31,330,469
Shares outstanding, beginning of year	81,759,392	88,829,393	29,861,823	13,827,559	156,948,254	125,617,785
Shares outstanding, end of year	30,414,291	81,759,392	11,134,114	29,861,823	136,775,418	156,948,254

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022
	Managed Bond Portfolio		Short Duration Bond Portfolio		Emerging Markets Debt Portfolio

Class I
Shares sold	2,389,514	2,657,052	4,195,162	4,866,695	191,483	254,264
Share repurchased	(5,708,768)	(9,491,848)	(6,898,989)	(9,884,250)	(300,979)	(5,700,298)
Net Increase (decrease)	(3,319,254)	(6,834,796)	(2,703,827)	(5,017,555)	(109,496)	(5,446,034)
Shares outstanding, beginning of year	52,217,940	59,052,736	41,797,050	46,814,605	1,974,056	7,420,090
Shares outstanding, end of year	48,898,686	52,217,940	39,093,223	41,797,050	1,864,560	1,974,056

Class P
Shares sold	11,259,520	37,714,188	108,220,701	2,813,191	7,900,345	428,502
Shares repurchased	(35,533,874)	(25,684,482)	(49,732,028)	(18,551,053)	(10,862,748)	(19,347,148)
Net Increase (decrease)	(24,274,354)	12,029,706	58,488,673	(15,737,862)	(2,962,403)	(18,918,646)
Shares outstanding, beginning of year	127,291,915	115,262,209	67,723,742	83,461,604	18,673,064	37,591,710
Shares outstanding, end of year	103,017,561	127,291,915	126,212,415	67,723,742	15,710,661	18,673,064

	Dividend Growth Portfolio		Equity Index Portfolio		Focused Growth Portfolio

Class I
Shares sold	724,539	910,609	1,538,332	2,488,466	483,304	381,377
Share repurchased	(1,322,752)	(1,456,976)	(2,505,941)	(3,897,979)	(577,736)	(657,363)
Net Increase (decrease)	(598,213)	(546,367)	(967,609)	(1,409,513)	(94,432)	(275,986)
Shares outstanding, beginning of year	17,064,140	17,610,507	31,583,090	32,992,603	5,232,023	5,508,009
Shares outstanding, end of year	16,465,927	17,064,140	30,615,481	31,583,090	5,137,591	5,232,023

Class P
Shares sold	2,711,242	80,006	1,702,421	1,597,528	502,337	8,677,868
Shares repurchased	(16,342,318)	(8,908,039)	(1,158,889)	(496,176)	(5,378,698)	(172,765)
Net Increase (decrease)	(13,631,076)	(8,828,033)	543,532	1,101,352	(4,876,361)	8,505,103
Shares outstanding, beginning of year	20,576,134	29,404,167	5,798,117	4,696,765	16,202,500	7,697,397
Shares outstanding, end of year	6,945,058	20,576,134	6,341,649	5,798,117	11,326,139	16,202,500

	Growth Portfolio		Hedged Equity Portfolio		Large-Cap Core Portfolio

Class I
Shares sold	614,245	994,796	10,957,637	11,556,878	179,484	149,259
Share repurchased	(1,402,152)	(2,181,829)	(3,329,088)	(1,006,347)	(886,168)	(984,902)
Net Increase (decrease)	(787,907)	(1,187,033)	7,628,549	10,550,531	(706,684)	(835,643)
Shares outstanding, beginning of year	14,213,754	15,400,787	16,112,215	5,561,684	9,582,251	10,417,894
Shares outstanding, end of year	13,425,847	14,213,754	23,740,764	16,112,215	8,875,567	9,582,251

Class P
Shares sold	1,571,971	127,831	383,563	359,091	10,620,531	3,386,828
Shares repurchased	(3,551,716)	(5,998,798)	(130,131)	(43,785)	(2,692,518)	(426,733)
Net Increase (decrease)	(1,979,745)	(5,870,967)	253,432	315,306	7,928,013	2,960,095
Shares outstanding, beginning of year	11,435,689	17,306,656	375,241	59,935	8,124,284	5,164,189
Shares outstanding, end of year	9,455,944	11,435,689	628,673	375,241	16,052,297	8,124,284

	Large-Cap Growth Portfolio		Large-Cap Value Portfolio		Mid-Cap Equity Portfolio

Class I
Shares sold	1,439,496	982,182	649,176	1,148,017	431,079	543,080
Share repurchased	(2,444,815)	(1,894,425)	(1,713,325)	(1,551,967)	(1,305,012)	(1,017,929)
Net Increase (decrease)	(1,005,319)	(912,243)	(1,064,149)	(403,950)	(873,933)	(474,849)
Shares outstanding, beginning of year	17,768,269	18,680,512	13,235,583	13,639,533	12,911,271	13,386,120
Shares outstanding, end of year	16,762,950	17,768,269	12,171,434	13,235,583	12,037,338	12,911,271

Class P
Shares sold	21,292,662	2,911,623	5,310,989	589,701	445,014	40,227
Shares repurchased	(8,963,586)	(936,813)	(4,557,216)	(3,872,844)	(1,867,038)	(1,790,857)
Net Increase (decrease)	12,329,076	1,974,810	753,773	(3,283,143)	(1,422,024)	(1,750,630)
Shares outstanding, beginning of year	28,211,637	26,236,827	19,749,697	23,032,840	6,716,434	8,467,064
Shares outstanding, end of year	40,540,713	28,211,637	20,503,470	19,749,697	5,294,410	6,716,434

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022
	Mid-Cap Growth Portfolio		Mid-Cap Value Portfolio		Small-Cap Equity Portfolio

Class I
Shares sold	954,915	1,075,706	723,201	556,685	540,639	316,243
Share repurchased	(1,324,225)	(2,475,594)	(754,936)	(960,106)	(439,719)	(659,889)
Net Increase (decrease)	(369,310)	(1,399,888)	(31,735)	(403,421)	100,920	(343,646)
Shares outstanding, beginning of year	15,503,468	16,903,356	5,149,542	5,552,963	3,437,467	3,781,113
Shares outstanding, end of year	15,134,158	15,503,468	5,117,807	5,149,542	3,538,387	3,437,467

Class P
Shares sold	8,481,818	222,864	400,500	84,851	190,366	57,470
Shares repurchased	(9,140,692)	(2,608,010)	(9,667,650)	(3,880,137)	(2,809,953)	(3,210,263)
Net Increase (decrease)	(658,874)	(2,385,146)	(9,267,150)	(3,795,286)	(2,619,587)	(3,152,793)
Shares outstanding, beginning of year	18,807,672	21,192,818	13,711,661	17,506,947	6,015,627	9,168,420
Shares outstanding, end of year	18,148,798	18,807,672	4,444,511	13,711,661	3,396,040	6,015,627

	Small-Cap Growth Portfolio		Small-Cap Index Portfolio		Small-Cap Value Portfolio

Class I
Shares sold	244,827	643,916	1,115,118	1,114,311	498,099	465,155
Share repurchased	(581,408)	(529,173)	(1,748,796)	(2,136,590)	(1,006,460)	(1,484,024)
Net Increase (decrease)	(336,581)	114,743	(633,678)	(1,022,279)	(508,361)	(1,018,869)
Shares outstanding, beginning of year	6,218,007	6,103,264	18,031,640	19,053,919	7,761,596	8,780,465
Shares outstanding, end of year	5,881,426	6,218,007	17,397,962	18,031,640	7,253,235	7,761,596

Class P
Shares sold	960,602	2,332,416	610,343	708,047	286,702	90,016
Shares repurchased	(947,334)	(138,209)	(1,548,121)	(860,546)	(4,028,229)	(3,293,799)
Net Increase (decrease)	13,268	2,194,207	(937,778)	(152,499)	(3,741,527)	(3,203,783)
Shares outstanding, beginning of year	4,162,649	1,968,442	4,993,516	5,146,015	6,427,698	9,631,481
Shares outstanding, end of year	4,175,917	4,162,649	4,055,738	4,993,516	2,686,171	6,427,698

	Value Portfolio		Value Advantage Portfolio		Emerging Markets Portfolio

Class I
Shares sold	329,726	993,109	362,998	1,411,874	1,776,577	1,875,180
Share repurchased	(1,706,503)	(1,738,229)	(1,208,111)	(731,482)	(2,417,861)	(1,800,466)
Net Increase (decrease)	(1,376,777)	(745,120)	(845,113)	680,392	(641,284)	74,714
Shares outstanding, beginning of year	12,802,892	13,548,012	4,692,168	4,011,776	19,269,007	19,194,293
Shares outstanding, end of year	11,426,115	12,802,892	3,847,055	4,692,168	18,627,723	19,269,007

Class P
Shares sold	6,924,501	208,854	4,343,186	157,482	5,650,156	341,306
Shares repurchased	(5,476,260)	(10,613,263)	(5,007,491)	(11,380,426)	(12,337,960)	(19,515,220)
Net Increase (decrease)	1,448,241	(10,404,409)	(664,305)	(11,222,944)	(6,687,804)	(19,173,914)
Shares outstanding, beginning of year	30,182,687	40,587,096	27,089,370	38,312,314	21,797,750	40,971,664
Shares outstanding, end of year	31,630,928	30,182,687	26,425,065	27,089,370	15,109,946	21,797,750

	International Growth Portfolio		International Large-Cap Portfolio		International Small-Cap Portfolio

Class I
Shares sold	371,084	202,222	2,690,550	2,457,910	251,679	327,605
Share repurchased	(158,383)	(35,386)	(5,043,708)	(4,742,781)	(618,639)	(646,939)
Net Increase (decrease)	212,701	166,836	(2,353,158)	(2,284,871)	(366,960)	(319,334)
Shares outstanding, beginning of year	221,111	54,275	45,623,554	47,908,425	6,811,054	7,130,388
Shares outstanding, end of year	433,812	221,111	43,270,396	45,623,554	6,444,094	6,811,054

Class P
Shares sold	46,356,583	3,012,175	1,339,400	4,459,703	272,721	7,622,248
Shares repurchased	(15,008,987)	(9,595,041)	(16,470,270)	(6,427,025)	(8,986,264)	(1,151,728)
Net Increase (decrease)	31,347,596	(6,582,866)	(15,130,870)	(1,967,322)	(8,713,543)	6,470,520
Shares outstanding, beginning of year	65,170,485	71,753,351	41,191,127	43,158,449	15,985,454	9,514,934
Shares outstanding, end of year	96,518,081	65,170,485	26,060,257	41,191,127	7,271,911	15,985,454

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022
	International Value Portfolio		Health Sciences Portfolio		Real Estate Portfolio

Class I
Shares sold	973,349	1,069,141	198,556	238,260	360,857	271,397
Share repurchased	(2,373,992)	(2,540,134)	(837,703)	(885,764)	(691,504)	(1,086,827)
Net Increase (decrease)	(1,400,643)	(1,470,993)	(639,147)	(647,504)	(330,647)	(815,430)
Shares outstanding, beginning of year	20,453,206	21,924,199	6,964,194	7,611,698	6,901,256	7,716,686
Shares outstanding, end of year	19,052,563	20,453,206	6,325,047	6,964,194	6,570,609	6,901,256

Class P
Shares sold	8,853,573	17,088,971	10,171	10,177	421,007	2,308,137
Shares repurchased	(16,755,720)	(8,393,127)	(8,813)	(3,439)	(3,889,726)	(405,592)
Net Increase (decrease)	(7,902,147)	8,695,844	1,358	6,738	(3,468,719)	1,902,545
Shares outstanding, beginning of year	42,430,070	33,734,226	27,412	20,674	7,492,377	5,589,832
Shares outstanding, end of year	34,527,923	42,430,070	28,770	27,412	4,023,658	7,492,377

	Technology Portfolio		ESG Diversified Portfolio		ESG Diversified Growth Portfolio

Class I
Shares sold	3,025,925	2,563,552	1,222,128	629,622	89,360	106,240
Share repurchased	(3,114,858)	(2,570,752)	(170,412)	(43,727)	(38,604)	(16,029)
Net Increase (decrease)	(88,933)	(7,200)	1,051,716	585,895	50,756	90,211
Shares outstanding, beginning of year	18,670,056	18,677,256	2,157,700	1,571,805	1,353,692	1,263,481
Shares outstanding, end of year	18,581,123	18,670,056	3,209,416	2,157,700	1,404,448	1,353,692

Class P
Shares sold	36,913	31,339	15,114	54,037	111,753	397,909
Shares repurchased	(9,070)	(5,950)	(54,679)	(871)	(30,244)	(344,601)
Net Increase (decrease)	27,843	25,389	(39,565)	53,166	81,509	53,308
Shares outstanding, beginning of year	82,719	57,330	63,773	10,607	63,308	10,000
Shares outstanding, end of year	110,562	82,719	24,208	63,773	144,817	63,308

	PSF Avantis Balanced Allocation Portfolio		Pacific Dynamix - Conservative Growth Portfolio		Pacific Dynamix - Moderate Growth Portfolio

Class D
Shares sold	276,583	1,410,147
Share repurchased	(2,583,257)	(2,268,320)
Net Increase (decrease)	(2,306,674)	(858,173)
Shares outstanding, beginning of year	22,453,602	23,311,775
Shares outstanding, end of year	20,146,928	22,453,602

Class I
Shares sold			363,288	1,006,339	1,148,014	1,251,493
Share repurchased			(4,412,822)	(3,654,510)	(9,783,280)	(7,424,244)
Net Increase (decrease)			(4,049,534)	(2,648,171)	(8,635,266)	(6,172,751)
Shares outstanding, beginning of year			28,828,240	31,476,411	100,057,465	106,230,216
Shares outstanding, end of year			24,778,706	28,828,240	91,422,199	100,057,465

Class P
Shares sold	30,244	90,993	243,826	246,913	822,666	1,017,543
Shares repurchased	(33,913)	(17,310)	(107,051)	(42,214)	(352,225)	(280,270)
Net Increase (decrease)	(3,669)	73,683	136,775	204,699	470,441	737,273
Shares outstanding, beginning of year	185,767	112,084	348,751	144,052	1,525,777	788,504
Shares outstanding, end of year	182,098	185,767	485,526	348,751	1,996,218	1,525,777

	Pacific Dynamix - Growth Portfolio		Portfolio Optimization Conservative Portfolio		Portfolio Optimization Moderate-Conservative Portfolio

Class I
Shares sold	2,024,451	8,065,890	1,681,661	5,555,489	594,125	894,891
Share repurchased	(4,428,163)	(1,803,441)	(15,450,690)	(15,050,988)	(16,244,944)	(17,015,778)
Net Increase (decrease)	(2,403,712)	6,262,449	(13,769,029)	(9,495,499)	(15,650,819)	(16,120,887)
Shares outstanding, beginning of year	61,771,889	55,509,440	88,188,397	97,683,896	109,035,621	125,156,508
Shares outstanding, end of year	59,368,177	61,771,889	74,419,368	88,188,397	93,384,802	109,035,621

Class P
Shares sold	743,919	528,686	260	858	17,250	1,599
Shares repurchased	(179,598)	(103,116)	(3,289)	(251)	(7,823)	(897)
Net Increase (decrease)	564,321	425,570	(3,029)	607	9,427	702
Shares outstanding, beginning of year	957,355	531,785	15,630	15,023	18,171	17,469
Shares outstanding, end of year	1,521,676	957,355	12,601	15,630	27,598	18,171

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022
	Portfolio Optimization Moderate Portfolio		Portfolio Optimization Growth Portfolio		Portfolio Optimization Aggressive-Growth Portfolio

Class I
Shares sold	560,019	345,272	312,797	436,902	320,230	536,272
Share repurchased	(54,429,510)	(56,133,729)	(40,213,012)	(39,815,875)	(8,216,975)	(7,922,468)
Net Increase (decrease)	(53,869,491)	(55,788,457)	(39,900,215)	(39,378,973)	(7,896,745)	(7,386,196)
Shares outstanding, beginning of year	417,587,106	473,375,563	344,943,588	384,322,561	77,956,499	85,342,695
Shares outstanding, end of year	363,717,615	417,587,106	305,043,373	344,943,588	70,059,754	77,956,499

Class P
Shares sold	17,679	15,104	53,834	92,535	39,085	76,997
Shares repurchased	(6,652)	(6,135)	(14,161)	(56,839)	(12,063)	(3,920)
Net Increase (decrease)	11,027	8,969	39,673	35,696	27,022	73,077
Shares outstanding, beginning of year	94,253	85,284	177,423	141,727	122,091	49,014
Shares outstanding, end of year	105,280	94,253	217,096	177,423	149,113	122,091

	PD 1-3 Year Corporate Bond Portfolio		PD Aggregate Bond Index Portfolio		PD High Yield Bond Market Portfolio

Class P
Shares sold	26,477,496	1,874,974	15,760,451	8,236,624	1,790,931	556,259
Shares repurchased	(16,253,108)	(7,015,661)	(7,290,568)	(6,511,317)	(13,708,096)	(7,774,476)
Net Increase (decrease)	10,224,388	(5,140,687)	8,469,883	1,725,307	(11,917,165)	(7,218,217)
Shares outstanding, beginning of year	15,365,691	20,506,378	84,848,930	83,123,623	21,381,453	28,599,670
Shares outstanding, end of year	25,590,079	15,365,691	93,318,813	84,848,930	9,464,288	21,381,453

	PD Large-Cap Growth Index Portfolio		PD Large-Cap Value Index Portfolio		PD Mid-Cap Index Portfolio

Class P
Shares sold	1,370,634	5,468,389	3,893,595	4,748,838	2,514,150	2,124,001
Shares repurchased	(3,579,720)	(181,247)	(3,302,853)	(1,367,001)	(12,234,838)	(11,129,316)
Net Increase (decrease)	(2,209,086)	5,287,142	590,742	3,381,837	(9,720,688)	(9,005,315)
Shares outstanding, beginning of year	14,424,987	9,137,845	21,944,853	18,563,016	36,043,677	45,048,992
Shares outstanding, end of year	12,215,901	14,424,987	22,535,595	21,944,853	26,322,989	36,043,677

	PD Small-Cap Growth Index Portfolio		PD Small-Cap Value Index Portfolio		PD Emerging Markets Index Portfolio

Class P
Shares sold	668,441	350,150	205,837	269,324	2,603,352	509,443
Shares repurchased	(870,953)	(1,578,379)	(2,121,579)	(1,961,254)	(3,390,012)	(8,916,264)
Net Increase (decrease)	(202,512)	(1,228,229)	(1,915,742)	(1,691,930)	(786,660)	(8,406,821)
Shares outstanding, beginning of year	1,957,374	3,185,603	4,413,778	6,105,708	6,373,744	14,780,565
Shares outstanding, end of year	1,754,862	1,957,374	2,498,036	4,413,778	5,587,084	6,373,744

	PD International Large-Cap Index Portfolio

Class P
Shares sold	7,496,506	3,253,935
Shares repurchased	(9,892,428)	(1,739,986)
Net Increase (decrease)	(2,395,922)	1,513,949
Shares outstanding, beginning of year	29,556,094	28,042,145
Shares outstanding, end of year	27,160,172	29,556,094

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and the Board of Trustees of

Pacific Select Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Pacific Select Fund (the “Trust”) comprising the Core Income, Diversified Bond, Floating Rate Income, High Yield Bond, Inflation Managed, Intermediate Bond, Managed Bond, Short Duration Bond, Emerging Markets Debt, Dividend Growth, Equity Index, Focused Growth, Growth, Hedged Equity, Large-Cap Core, Large-Cap Growth, Large-Cap Value, Mid-Cap Equity, Mid-Cap Growth, Mid-Cap Value, Small-Cap Equity, Small-Cap Growth, Small-Cap Index, Small-Cap Value, Value, Value Advantage, Emerging Markets, International Growth, International Large-Cap, International Small-Cap, International Value, Health Sciences, Real Estate, Technology, ESG Diversified, ESG Diversified Growth, PSF Avantis Balanced Allocation, Pacific Dynamix-Conservative Growth, Pacific Dynamix-Moderate Growth, Pacific Dynamix-Growth, Portfolio Optimization Conservative, Portfolio Optimization Moderate-Conservative, Portfolio Optimization Moderate, Portfolio Optimization Growth, Portfolio Optimization Aggressive-Growth, PD 1-3 Year Corporate Bond, PD Aggregate Bond Index, PD High Yield Bond Market, PD Large-Cap Growth Index, PD Large-Cap Value Index, PD Mid-Cap Index, PD Small-Cap Growth Index, PD Small-Cap Value Index, PD Emerging Markets Index, and PD International Large-Cap Index Portfolios (the “Portfolios”), including the schedules of investments, as of December 31, 2023; the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for the Portfolios, except Intermediate Bond, Hedged Equity, International Growth, ESG Diversified, ESG Diversified Growth, and PD Mid-Cap Index Portfolios; the related statements of operations, changes in net assets, and the financial highlights for the periods indicated in the table below for Intermediate Bond, Hedged Equity, International Growth, ESG Diversified, ESG Diversified Growth, and PD Mid-Cap Index Portfolios; and the related notes.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the portfolios listed above constituting the Trust as of December 31, 2023, and the results of their operations for the year then ended (or for the period listed in the table below), the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended (or for the period listed in the table below), in conformity with accounting principles generally accepted in the United States of America.

Individual Portfolio Comprising the Pacific Select Fund	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
Intermediate Bond	For the year ended December 31, 2023.	For each of the two years in the period ended December 31, 2023.	For the years ended December 31, 2023, 2022, 2021, and for the period from October 23, 2020 (commencement of operations) through December 31, 2020.
Hedged Equity	For the year ended December 31, 2023.	For each of the two years in the period ended December 31, 2023.	For the years ended December 31, 2023, 2022 and for the period from April 30, 2021 (commencement of operations) through December 31, 2021.
International Growth	For the year ended December 31, 2023.	For each of the two years in the period ended December 31, 2023.	For the years ended December 31, 2023, 2022 and for the period from October 29, 2021 (commencement of operations) through December 31, 2021.
ESG Diversified	For the year ended December 31, 2023.	For each of the two years in the period ended December 31, 2023.	For the years ended December 31, 2023, 2022 and for the period from April 30, 2021 (commencement of operations) through December 31, 2021.
ESG Diversified Growth	For the year ended December 31, 2023.	For each of the two years in the period ended December 31, 2023.	For the years ended December 31, 2023, 2022 and for the period from October 29, 2021 (commencement of operations) through December 31, 2021.
PD Mid-Cap Index	For the year ended December 31, 2023.	For each of the two years in the period ended December 31, 2023.	For the years ended December 31, 2023, 2022, 2021, and for the period from October 23, 2020 (commencement of operations) through December 31, 2020.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Trust’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our

E-1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Continued)

audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2023, by correspondence with the custodian, agent banks, transfer agent, and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Costa Mesa, California

February 26, 2024

We have served as the auditor of one or more affiliated investment companies of Pacific Select Fund since 1988.

E-2

PACIFIC SELECT FUND

DISCLOSURE OF FUND EXPENSES

(Unaudited)

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include advisory fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with those of other mutual funds. The example is based on an investment of $1,000.00 made at the beginning of the period and held for the entire six-month period from July 1, 2023 to December 31, 2023.

ACTUAL EXPENSES

The first line of the table below for each Fund provides information about actual account values and actual expenses based on each Fund’s actual performance and each Fund’s actual expenses, after any applicable advisory fee waivers and adviser expense reimbursements (see Notes 6 and 7B in Notes to Financial Statements). The “Ending Account Value at 12/31/23” column shown is derived from the Fund’s actual performance; the “Annualized Expense Ratio” column shows the Fund’s actual annualized expense ratio; and the “Expenses Paid During the Period 07/01/23-12/31/23” column shows the dollar amount that would have been paid by you. All the information illustrated in the following table is based on the past six-month period from July 1, 2023 to December 31, 2023.

You may use the information in the first line, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, for each Fund in your account, simply divide that Fund’s value by $1,000.00 (for example, an $8,600.00 fund value divided by $1,000.00 = 8.6), then multiply this result by the number given for your fund(s) in the first line under the heading entitled “Expenses Paid During the Period 07/01/23-12/31/23.”

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table for each Fund provides information about hypothetical account values and hypothetical expenses based on a 5% per year hypothetical rate of return and the actual Fund’s expenses, after any applicable advisory fee waivers and adviser expense reimbursements (see Notes 6 and 7B in Notes to Financial Statements). It assumes that the Fund had an annual 5% rate of return before expenses, but that the expense ratio is unchanged. The hypothetical account values and expenses may not be used to estimate the actual ending account values or expenses you paid for the period.

You may use the hypothetical example information to compare the ongoing costs of investing in the Fund to other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio	Beginning Account Value at 07/01/23	Ending Account Value at 12/31/23	Annualized Expense Ratio	Expenses Paid During the Period 07/01/23 - 12/31/23 (1)
Core Income
Actual

Class I	$1,000.00	$1,039.60	0.75%	$3.86

Class P	1,000.00	1,040.70	0.55%	2.83

Hypothetical

Class I	$1,000.00	$1,021.42	0.75%	$3.82

Class P	1,000.00	1,022.43	0.55%	2.80

Diversified Bond
Actual

Class I	$1,000.00	$1,006.50	0.66%	$3.34

Class P	1,000.00	1,007.60	0.46%	2.33

Hypothetical

Class I	$1,000.00	$1,021.88	0.66%	$3.36

Class P	1,000.00	1,022.89	0.46%	2.35

Floating Rate Income
Actual

Class I	$1,000.00	$1,061.00	0.90%	$4.68

Class P	1,000.00	1,060.90	0.46%	2.39

Hypothetical

Class I	$1,000.00	$1,020.67	0.90%	$4.58

Class P	1,000.00	1,022.89	0.46%	2.35

Portfolio	Beginning Account Value at 07/01/23	Ending Account Value at 12/31/23	Annualized Expense Ratio	Expenses Paid During the Period 07/01/23 - 12/31/23 (1)
High Yield Bond
Actual

Class I	$1,000.00	$1,069.20	0.63%	$3.29

Class P	1,000.00	1,070.30	0.44%	2.30

Hypothetical

Class I	$1,000.00	$1,022.03	0.63%	$3.21

Class P	1,000.00	1,022.99	0.44%	2.24

Inflation Managed
Actual

Class I	$1,000.00	$1,020.00	0.75%	$3.82

Class P	1,000.00	1,021.00	0.56%	2.85

Hypothetical

Class I	$1,000.00	$1,021.42	0.75%	$3.82

Class P	1,000.00	1,022.38	0.56%	2.85

Intermediate Bond
Actual

Class I	$1,000.00	$1,033.70	0.64%	$3.28

Class P	1,000.00	1,034.80	0.44%	2.26

Hypothetical

Class I	$1,000.00	$1,021.98	0.64%	$3.26

Class P	1,000.00	1,022.99	0.44%	2.24

See explanation of references on page F-5

PACIFIC SELECT FUND

DISCLOSURE OF FUND EXPENSES (Continued)

(Unaudited)

Portfolio	Beginning Account Value at 07/01/23	Ending Account Value at 12/31/23	Annualized Expense Ratio	Expenses Paid During the Period 07/01/23 - 12/31/23 (1)
Managed Bond
Actual

Class I	$1,000.00	$1,039.90	0.65%	$3.34

Class P	1,000.00	1,041.00	0.45%	2.31

Hypothetical

Class I	$1,000.00	$1,021.93	0.65%	$3.31

Class P	1,000.00	1,022.94	0.45%	2.29

Short Duration Bond
Actual

Class I	$1,000.00	$1,035.80	0.64%	$3.28

Class P	1,000.00	1,036.80	0.44%	2.26
Hypothetical

Class I	$1,000.00	$1,021.98	0.64%	$3.26

Class P	1,000.00	1,022.99	0.44%	2.24

Emerging Markets Debt
Actual

Class I	$1,000.00	$1,047.20	1.05%	$5.42

Class P	1,000.00	1,048.30	0.86%	4.44

Hypothetical

Class I	$1,000.00	$1,019.91	1.05%	$5.35

Class P	1,000.00	1,020.87	0.86%	4.38

Dividend Growth
Actual

Class I	$1,000.00	$1,061.80	0.87%	$4.52

Class P	1,000.00	1,062.80	0.66%	3.43

Hypothetical

Class I	$1,000.00	$1,020.82	0.87%	$4.43

Class P	1,000.00	1,021.88	0.66%	3.36

Equity Index
Actual

Class I	$1,000.00	$1,078.80	0.28%	$1.47

Class P	1,000.00	1,079.90	0.08%	0.42

Hypothetical

Class I	$1,000.00	$1,023.79	0.28%	$1.43

Class P	1,000.00	1,024.80	0.08%	0.41

Focused Growth
Actual

Class I	$1,000.00	$1,095.90	0.95%	$5.02

Class P	1,000.00	1,097.00	0.75%	3.96

Hypothetical

Class I	$1,000.00	$1,020.42	0.95%	$4.84

Class P	1,000.00	1,021.42	0.75%	3.82

Growth
Actual

Class I	$1,000.00	$1,094.80	0.78%	$4.12

Class P	1,000.00	1,095.90	0.58%	3.06

Hypothetical

Class I	$1,000.00	$1,021.27	0.78%	$3.97

Class P	1,000.00	1,022.28	0.58%	2.96

Portfolio	Beginning Account Value at 07/01/23	Ending Account Value at 12/31/23	Annualized Expense Ratio	Expenses Paid During the Period 07/01/23 - 12/31/23 (1)
Hedged Equity
Actual

Class I	$1,000.00	$1,024.20	0.91%	$4.64

Class P	1,000.00	1,025.30	0.71%	3.62

Hypothetical

Class I	$1,000.00	$1,020.62	0.91%	$4.63

Class P	1,000.00	1,021.63	0.71%	3.62

Large-Cap Core
Actual

Class I	$1,000.00	$1,088.50	0.68%	$3.58

Class P	1,000.00	1,089.60	0.49%	2.58

Hypothetical

Class I	$1,000.00	$1,021.78	0.68%	$3.47

Class P	1,000.00	1,022.74	0.49%	2.50

Large-Cap Growth
Actual

Class I	$1,000.00	$1,106.60	0.87%	$4.62

Class P	1,000.00	1,107.70	0.67%	3.56

Hypothetical

Class I	$1,000.00	$1,020.82	0.87%	$4.43

Class P	1,000.00	1,021.83	0.67%	3.41

Large-Cap Value
Actual

Class I	$1,000.00	$1,088.00	0.85%	$4.47

Class P	1,000.00	1,089.10	0.65%	3.42

Hypothetical

Class I	$1,000.00	$1,020.92	0.85%	$4.33

Class P	1,000.00	1,021.93	0.65%	3.31

Mid-Cap Equity
Actual

Class I	$1,000.00	$1,074.30	0.86%	$4.50

Class P	1,000.00	1,075.40	0.66%	3.45

Hypothetical

Class I	$1,000.00	$1,020.87	0.86%	$4.38

Class P	1,000.00	1,021.88	0.66%	3.36

Mid-Cap Growth
Actual

Class I	$1,000.00	$1,014.00	0.91%	$4.62

Class P	1,000.00	1,015.10	0.71%	3.61

Hypothetical

Class I	$1,000.00	$1,020.62	0.91%	$4.63

Class P	1,000.00	1,021.63	0.71%	3.62

Mid-Cap Value
Actual

Class I	$1,000.00	$1,082.30	0.94%	$4.93

Class P	1,000.00	1,083.40	0.73%	3.83

Hypothetical

Class I	$1,000.00	$1,020.47	0.94%	$4.79

Class P	1,000.00	1,021.53	0.73%	3.72

See explanation of references on page F-5

PACIFIC SELECT FUND

DISCLOSURE OF FUND EXPENSES (Continued)

(Unaudited)

Portfolio	Beginning Account Value at 07/01/23	Ending Account Value at 12/31/23	Annualized Expense Ratio	Expenses Paid During the Period 07/01/23 - 12/31/23 (1)
Small-Cap Equity
Actual

Class I	$1,000.00	$1,090.70	0.93%	$4.90

Class P	1,000.00	1,091.80	0.73%	3.85

Hypothetical

Class I	$1,000.00	$1,020.52	0.93%	$4.74

Class P	1,000.00	1,021.53	0.73%	3.72

Small-Cap Growth
Actual

Class I	$1,000.00	$1,032.30	0.85%	$4.35

Class P	1,000.00	1,033.30	0.65%	3.33

Hypothetical

Class I	$1,000.00	$1,020.92	0.85%	$4.33

Class P	1,000.00	1,021.93	0.65%	3.31

Small-Cap Index
Actual

Class I	$1,000.00	$1,077.80	0.56%	$2.93

Class P	1,000.00	1,078.90	0.36%	1.89

Hypothetical

Class I	$1,000.00	$1,022.38	0.56%	$2.85

Class P	1,000.00	1,023.39	0.36%	1.84

Small-Cap Value
Actual

Class I	$1,000.00	$1,077.60	1.00%	$5.24

Class P	1,000.00	1,078.70	0.80%	4.19

Hypothetical

Class I	$1,000.00	$1,020.16	1.00%	$5.09

Class P	1,000.00	1,021.17	0.80%	4.08

Value
Actual

Class I	$1,000.00	$1,029.50	0.87%	$4.45

Class P	1,000.00	1,030.60	0.67%	3.43

Hypothetical

Class I	$1,000.00	$1,020.82	0.87%	$4.43

Class P	1,000.00	1,021.83	0.67%	3.41

Value Advantage
Actual

Class I	$1,000.00	$1,079.70	0.89%	$4.67

Class P	1,000.00	1,080.80	0.69%	3.62

Hypothetical

Class I	$1,000.00	$1,020.72	0.89%	$4.53

Class P	1,000.00	1,021.73	0.69%	3.52

Emerging Markets
Actual

Class I	$1,000.00	$990.50	1.07%	$5.37

Class P	1,000.00	991.50	0.87%	4.37

Hypothetical

Class I	$1,000.00	$1,019.81	1.07%	$5.45

Class P	1,000.00	1,020.82	0.87%	4.43

Portfolio	Beginning Account Value at 07/01/23	Ending Account Value at 12/31/23	Annualized Expense Ratio	Expenses Paid During the Period 07/01/23 - 12/31/23 (1)
International Growth
Actual

Class I	$1,000.00	$1,016.80	0.95%	$4.83

Class P	1,000.00	1,017.80	0.75%	3.81

Hypothetical

Class I	$1,000.00	$1,020.42	0.95%	$4.84

Class P	1,000.00	1,021.42	0.75%	3.82

International Large-Cap
Actual

Class I	$1,000.00	$1,038.70	1.02%	$5.24

Class P	1,000.00	1,039.80	0.82%	4.22

Hypothetical

Class I	$1,000.00	$1,020.06	1.02%	$5.19

Class P	1,000.00	1,021.07	0.82%	4.18

International Small-Cap
Actual

Class I	$1,000.00	$1,084.00	1.16%	$6.09

Class P	1,000.00	1,085.10	0.96%	5.05

Hypothetical

Class I	$1,000.00	$1,019.36	1.16%	$5.90

Class P	1,000.00	1,020.37	0.96%	4.89

International Value
Actual

Class I	$1,000.00	$1,082.90	0.91%	$4.78

Class P	1,000.00	1,084.00	0.71%	3.73

Hypothetical

Class I	$1,000.00	$1,020.62	0.91%	$4.63

Class P	1,000.00	1,021.63	0.71%	3.62

Health Sciences
Actual

Class I	$1,000.00	$1,017.10	1.14%	$5.80

Class P	1,000.00	1,018.10	0.94%	4.78

Hypothetical

Class I	$1,000.00	$1,019.46	1.14%	$5.80

Class P	1,000.00	1,020.47	0.94%	4.79

Real Estate
Actual

Class I	$1,000.00	$1,075.80	0.99%	$5.18

Class P	1,000.00	1,076.90	0.79%	4.14

Hypothetical

Class I	$1,000.00	$1,020.21	0.99%	$5.04

Class P	1,000.00	1,021.22	0.79%	4.02

Technology
Actual

Class I	$1,000.00	$1,167.00	1.14%	$6.23

Class P	1,000.00	1,168.10	0.94%	5.14

Hypothetical

Class I	$1,000.00	$1,019.46	1.14%	$5.80

Class P	1,000.00	1,020.47	0.94%	4.79

See explanation of references on page F-5

PACIFIC SELECT FUND

DISCLOSURE OF FUND EXPENSES (Continued)

(Unaudited)

Portfolio	Beginning Account Value at 07/01/23	Ending Account Value at 12/31/23	Annualized Expense Ratio	Expenses Paid During the Period 07/01/23 - 12/31/23 (1)
ESG Diversified (2)
Actual

Class I	$1,000.00	$1,063.40	0.50%	$2.60

Class P	1,000.00	1,064.50	0.30%	1.56

Hypothetical

Class I	$1,000.00	$1,022.68	0.50%	$2.55

Class P	1,000.00	1,023.69	0.30%	1.53

ESG Diversified Growth (2)
Actual

Class I	$1,000.00	$1,065.60	0.50%	$2.60

Class P	1,000.00	1,066.70	0.30%	1.56

Hypothetical

Class I	$1,000.00	$1,022.68	0.50%	$2.55

Class P	1,000.00	1,023.69	0.30%	1.53

PSF Avantis Balanced Allocation (2)
Actual

Class D	$1,000.00	$1,066.60	0.43%	$2.24

Class P	1,000.00	1,068.00	0.18%	0.94

Hypothetical

Class Ds	$1,000.00	$1,023.04	0.43%	$2.19

Class P	1,000.00	1,024.30	0.18%	0.92

Pacific Dynamix-Conservative Growth (2)
Actual

Class I	$1,000.00	$1,050.50	0.39%	$2.02

Class P	1,000.00	1,051.60	0.19%	0.98

Hypothetical

Class I	$1,000.00	$1,023.24	0.39%	$1.99

Class P	1,000.00	1,024.25	0.19%	0.97

Pacific Dynamix-Moderate Growth (2)
Actual

Class I	$1,000.00	$1,059.40	0.39%	$2.02

Class P	1,000.00	1,060.50	0.19%	0.99

Hypothetical

Class I	$1,000.00	$1,023.24	0.39%	$1.99

Class P	1,000.00	1,024.25	0.19%	0.97

Pacific Dynamix-Growth (2)
Actual

Class I	$1,000.00	$1,064.20	0.38%	$1.98

Class P	1,000.00	1,065.30	0.18%	0.94

Hypothetical

Class I	$1,000.00	$1,023.29	0.38%	$1.94

Class P	1,000.00	1,024.30	0.18%	0.92

Portfolio Optimization Conservative (2)
Actual

Class I	$1,000.00	$1,041.10	0.33%	$1.70

Class P	1,000.00	1,042.10	0.13%	0.67

Hypothetical

Class I	$1,000.00	$1,023.54	0.33%	$1.68

Class P	1,000.00	1,024.55	0.13%	0.66

Portfolio	Beginning Account Value at 07/01/23	Ending Account Value at 12/31/23	Annualized Expense Ratio	Expenses Paid During the Period 07/01/23 - 12/31/23 (1)
Portfolio Optimization Moderate-Conservative (2)
Actual

Class I	$1,000.00	$1,046.90	0.33%	$1.70

Class P	1,000.00	1,048.00	0.13%	0.67

Hypothetical

Class I	$1,000.00	$1,023.54	0.33%	$1.68

Class P	1,000.00	1,024.55	0.13%	0.66

Portfolio Optimization Moderate (2)
Actual

Class I	$1,000.00	$1,054.50	0.32%	$1.66

Class P	1,000.00	1,055.60	0.12%	0.62

Hypothetical

Class I	$1,000.00	$1,023.59	0.32%	$1.63

Class P	1,000.00	1,024.60	0.12%	0.61

Portfolio Optimization Growth (2)
Actual

Class I	$1,000.00	$1,054.90	0.32%	$1.66

Class P	1,000.00	1,056.00	0.12%	0.62

Hypothetical

Class I	$1,000.00	$1,023.59	0.32%	$1.63

Class P	1,000.00	1,024.60	0.12%	0.61

Portfolio Optimization Aggressive-Growth (2)
Actual

Class I	$1,000.00	$1,058.80	0.33%	$1.71

Class P	1,000.00	1,059.90	0.13%	0.67

Hypothetical

Class I	$1,000.00	$1,023.54	0.33%	$1.68

Class P	1,000.00	1,024.55	0.13%	0.66

PD 1-3 Year Corporate Bond
Actual

Class P	$1,000.00	$1,038.10	0.22%	$1.13

Hypothetical

Class P	$1,000.00	$1,024.10	0.22%	$1.12

PD Aggregate Bond Index
Actual

Class P	$1,000.00	$1,031.00	0.20%	$1.02

Hypothetical

Class P	$1,000.00	$1,024.20	0.20%	$1.02

PD High Yield Bond Market
Actual

Class P	$1,000.00	$1,078.70	0.27%	$1.41

Hypothetical

Class P	$1,000.00	$1,023.84	0.27%	$1.38

PD Large-Cap Growth Index
Actual

Class P	$1,000.00	$1,105.60	0.17%	$0.90

Hypothetical

Class P	$1,000.00	$1,024.35	0.17%	$0.87

See explanation of references on page F-5

PACIFIC SELECT FUND

DISCLOSURE OF FUND EXPENSES (Continued)

(Unaudited)

Portfolio	Beginning Account Value at 07/01/23	Ending Account Value at 12/31/23	Annualized Expense Ratio	Expenses Paid During the Period 07/01/23 - 12/31/23 (1)
PD Large-Cap Value Index
Actual

Class P	$1,000.00	$1,059.50	0.17%	$0.88

Hypothetical

Class P	$1,000.00	$1,024.35	0.17%	$0.87

PD Mid-Cap Index
Actual

Class P	$1,000.00	$1,074.10	0.18%	$0.94

Hypothetical

Class P	$1,000.00	$1,024.30	0.18%	$0.92

PD Small-Cap Growth Index
Actual

Class P	$1,000.00	$1,043.20	0.26%	$1.34

Hypothetical

Class P	$1,000.00	$1,023.89	0.26%	$1.33

PD Small-Cap Value Index
Actual

Class P	$1,000.00	$1,115.60	0.24%	$1.28

Hypothetical

Class P	$1,000.00	$1,024.00	0.24%	$1.22

PD Emerging Markets Index
Actual

Class P	$1,000.00	$1,035.90	0.54%	$2.77

Hypothetical

Class P	$1,000.00	$1,022.48	0.54%	$2.75

PD International Large-Cap Index
Actual

Class P	$1,000.00	$1,053.00	0.24%	$1.24

Hypothetical

Class P	$1,000.00	$1,024.00	0.24%	$1.22

(1)

Expenses paid during the six-month period are equal to the Fund’s annualized expense ratio (shown in the table above), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365 days.

(2)

The annualized expense ratios for the ESG Diversified, ESG Diversified Growth, PSF Avantis Balanced Allocation, Pacific Dynamix, and Portfolio Optimization Portfolios do not include expenses of their respective Underlying Funds in which these Funds invest.

PACIFIC SELECT FUND

TRUSTEES AND OFFICERS INFORMATION

(Unaudited)

The business and affairs of the Trust are managed under the direction of the Board of Trustees under the Trust’s Agreement and Declaration of Trust. Information pertaining to the trustees and officers of the Trust is set forth below, effective January 2, 2024. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the 1940 Act, are referred to as “Independent Trustees.” Certain trustees and officers are deemed to be “interested persons” of the Trust and thus are referred to as “Interested Persons”, because of their positions with Pacific Life Insurance Company (“Pacific Life”) and Pacific Life Fund Advisors LLC, a wholly-owned subsidiary of Pacific Life. The Trust’s Statement of Additional Information includes additional information about the trustees. For information on availability of the Trust’s Statement of Additional Information, refer to the WHERE TO GO FOR MORE INFORMATION section of this report.

The address of each trustee and officer is c/o Pacific Select Fund, 700 Newport Center Drive, Newport Beach, CA 92660.

Name and Age	Position(s) with the Trust and Length of Time Served*	Current Directorship(s) Held and Principal Occupation(s) (and certain additional occupation information) During Past 5 years	Number of Portfolios in Fund Complex Overseen**

INDEPENDENT TRUSTEES

Nooruddin (Rudy) Veerjee Year of birth 1958	Trustee since 1/01/05 and Chairman of the Board since 4/01/22	Trustee (9/05 to 4/23) and Chairman of the Board (4/22 to 4/23) of Pacific Funds Series Trust. Formerly: President of Transamerica Insurance and Investment Group; President of Transamerica Asset Management; Chairman and Chief Executive Officer of Transamerica Premier Funds (Mutual Fund); and Director of various Transamerica Life Companies.	55

Gale K. Caruso Year of birth 1957	Trustee since 1/01/06	Trustee (1/06 to 4/23) of Pacific Funds Series Trust; Independent Trustee (2/15 to present) and Chair of the Board (1/22 to present) of Matthews Asia Funds. Formerly: Member of the Board of Directors of LandAmerica Financial Group, Inc.; President and Chief Executive Officer of Zurich Life; Chairman, President and Chief Executive Officer of Scudder Canada Investor Services, Ltd.; Managing Director of Scudder Kemper Investments; Member of the Advisory Council to the Trust for Public Land in Maine; Member of the Board of Directors of Make-A-Wish of Maine.	55

Andrew J. Iseman Year of birth 1964	Trustee since 3/01/19	Trustee (6/19 to 4/23) and Consultant to the Pacific Funds Series Trust (3/19 to 6/19); Member of the Board of Advisors of TIFIN (11/20 to present); Director of CrowdOptic (11/21 to present); Member of the Board of DeBourgh Manufacturing Company (12/21 to present). Formerly: Chief Executive Officer and Senior Adviser of Scout Investments; President and Interested Trustee of Scout Funds.	55

Paul A. Keller Year of birth 1954	Trustee since 6/20/16	Trustee (6/16 to 4/23) of Pacific Funds Series Trust; Independent Trustee (8/10 to present) and Chairman of the Board (8/19 to present) of Fenimore Asset Management Trust (FAM Funds); Business Consultant (7/10 to present) (sole proprietor); Certified Public Accountant in New York (1982 to present). Formerly: Partner of McGladrey & Pullen LLP; Partner of PricewaterhouseCoopers LLP; Adjunct Professor of Accounting of SUNY College at Old Westbury; Interim Chief Financial Officer of The Leon Levy Foundation.	55

Lucie H. Moore Year of birth 1956	Trustee since 10/01/98	Trustee (6/01 to 4/23) of Pacific Funds Series Trust; Member of the Board of Trustees (2014 to present) of Azusa Pacific University; Member of the Board of Trustees (2016 to present) of Pacifica Christian High School Orange County. Formerly: Partner of Gibson, Dunn & Crutcher (Law); Member of the Board of Trustees of Sage Hill School; Member of the Board of Trustees of The Pegasus School; Member of the Advisory Board of Court Appointed Special Advocates (CASA) of Orange County.	55

PACIFIC SELECT FUND

TRUSTEES AND OFFICERS INFORMATION (Continued)

(Unaudited)

Name and Age	Position(s) with the Trust and Length of Time Served*	Current Directorship(s) Held and Principal Occupation(s) (and certain additional occupation information) During Past 5 years	Number of Portfolios in Fund Complex Overseen**

INTERESTED PERSONS

Adrian S. Griggs Year of birth 1966	Chief Executive Officer since 1/01/18, President and Trustee since 4/01/22	Chief Operating Officer (1/17 to present) and Executive Vice President (4/12 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Chief Operating Officer (1/17 to present), Executive Vice President (4/12 to present) and Director (1/16 to present) of Pacific Life and PL&A; Chief Executive Officer (1/15 to 6/18) of Pacific Select Distributors, LLC; and Chief Executive Officer (1/18 to 4/23), President (4/22 to 4/23) and Trustee (4/22 to 4/23) of Pacific Funds Series Trust.	55

Howard T. Hirakawa Year of birth 1962	Senior Vice President since 12/10/14	Senior Vice President (4/14 to present) of Pacific Life Fund Advisors LLC; and Senior Vice President (12/14 to 4/23) of Pacific Funds Series Trust.	55

Audrey L. Cheng Year of birth 1975	Vice President and General Counsel since 4/01/23 and Assistant Secretary since 1/01/20	Vice President (4/23 to present) and Assistant Vice President (9/11 to 3/23) of Pacific Life; Vice President (4/23 to present), Fund Advisor General Counsel (4/23 to present), and Assistant Secretary (4/23 to present) of Pacific Life Fund Advisors, LLC; Vice President (12/13 to 4/23), General Counsel (4/23 to 4/23), and Assistant Secretary (1/20 to 4/23) of Pacific Funds Series Trust.	55

Laurene E. MacElwee Year of birth 1966	Vice President since 12/13/11 and Assistant Secretary since 4/04/05	Chief Compliance Officer (7/22 to present), Vice President (4/11 to present) and Assistant Secretary (5/07 to present) of Pacific Life Fund Advisors LLC; Vice President (4/11 to present) of Pacific Life; and Vice President (4/05 to 4/23) and Assistant Secretary (6/01 to 4/23) of Pacific Funds Series Trust.	55

Carleton J. Muench Year of birth 1973	Vice President since 12/10/14	Vice President (4/14 to present) of Pacific Life Fund Advisors LLC; and Vice President (11/06 to 4/23) of Pacific Funds Series Trust.	55

Benjamin D. Wiesenfeld Year of birth 1977	Vice President and Chief Compliance Officer since 7/01/22	Vice President (7/22 to present) and Assistant Vice President (6/20 to 7/22) of Pacific Life; Chief Compliance Officer (7/22 to 4/23) and Deputy Chief Compliance & Ethics Officer (1/21 to 7/22) of Pacific Funds Series Trust; Chief Compliance Officer (10/20 to present) of Pacific Select Distributors, LLC; Chief Compliance Officer (8/18 to 11/19) of Oakmark Funds.	55

Starla C. Yamauchi Year of birth 1970	Secretary and Assistant Vice President since 1/04/23	Secretary (1/23 to present), Assistant Vice President (11/21 to present), and Assistant Secretary (8/15 to 1/23) of Pacific Life; Secretary (1/23 to present), Assistant Vice President (11/21 to present), and Assistant Secretary (5/16 to 1/23) of Pacific LifeCorp; Secretary (1/23 to present), Assistant Vice President (5/22 to present), and Assistant Secretary (5/16 to 1/23) of Pacific Mutual Holding Company; Secretary (1/23 to present), Assistant Vice President (1/23 to present) and Assistant Secretary (5/19 to 1/23) of Pacific Select Distributors, LLC; Secretary (1/23 to 4/23) and Vice President (1/23 to 4/23) of Pacific Funds Series Trust.	55

Bonnie J. Boyle Year of birth 1974	Assistant Vice President and Assistant Treasurer since 1/01/20	Director (6/17 to present) of Pacific Life; Vice President and Assistant Treasurer (1/20 to 4/23) of Pacific Funds Series Trust.	55

PACIFIC SELECT FUND

TRUSTEES AND OFFICERS INFORMATION (Continued)

(Unaudited)

Name and Age	Position(s) with the Trust and Length of Time Served*	Current Directorship(s) Held and Principal Occupation(s) (and certain additional occupation information) During Past 5 years	Number of Portfolios in Fund Complex Overseen**

INTERESTED PERSONS (Continued)

Mark Karpe Year of birth 1968	Assistant Vice President and Assistant Secretary since 4/01/23	Assistant Vice President and Managing Assistant General Counsel (4/15 to present) of Pacific Life; Vice President and Assistant Secretary (4/23 to 4/23) of Pacific Funds Series Trust.	55

Trevor T. Smith Year of birth 1975	Assistant Vice President since 3/23/16 and Treasurer since 4/01/18	Assistant Vice President (1/17 to present) of Pacific Life; Principal Financial Officer (3/23 to present) and Principal Operations Officer (3/23 to present) of Pacific Select Distributors, LLC; and Vice President (3/16 to 4/23), Treasurer (4/18 to 4/23) of Pacific Funds Series Trust.	55

Kevin W. Steiner Year of birth 1975	Assistant Vice President since 1/01/13	Assistant Vice President (4/12 to present) of Pacific Life Fund Advisors LLC; and Vice President (1/13 to 4/23) of Pacific Funds Series Trust.	55

*	A trustee serves until he or she resigns, retires, or his or her successor is elected and qualified.

**	As of December 31, 2023, the “Fund Complex” consisted of the Trust, which contains 55 funds.

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

I. Introduction and Background

The Board of Trustees (the “Trustees” or “Board”) of Pacific Select Fund (the “Trust”) oversees the management of each of the separate funds of the Trust (each a “Fund” and collectively, the “Funds”) and, as required by Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), initially approves and, after the initial period, determines annually whether to renew the investment advisory agreement (the “Advisory Agreement”) with Pacific Life Fund Advisors LLC (“PLFA”) and each sub-advisory agreement (the “Sub-Advisory Agreements,” together with the Advisory Agreement, as may be amended from time to time, the “Agreements”) between the Trust, PLFA and the various sub-advisers, if any (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). PLFA serves as the investment adviser for all the Funds. PLFA also currently directly manages the Portfolio Optimization Conservative, Portfolio Optimization Moderate-Conservative, Portfolio Optimization Moderate, Portfolio Optimization Growth and Portfolio Optimization Aggressive-Growth Portfolios (the “Portfolio Optimization Funds”); the Pacific Dynamix — Conservative Growth, Pacific Dynamix — Moderate Growth and Pacific Dynamix — Growth Portfolios (the “Pacific Dynamix Funds”); and the PSF Avantis Balanced Allocation, ESG Diversified and ESG Diversified Growth Portfolios (together with the Portfolio Optimization Funds and Pacific Dynamix Funds, the “Directly Managed Funds”). For all other Funds, PLFA has retained unaffiliated investment management firms to serve as Sub-Advisers under PLFA’s oversight (the “Sub-Advised Funds”). The Board, including all the Trustees who are not “interested persons” of the Trust, PLFA, the Sub-Advisers, or the distributor, as that term is defined in the 1940 Act (“Independent Trustees”), last renewed the Agreements at an in-person meeting of the Trustees held on December 13, 2023.1

At this meeting and other meetings throughout the year, the Board considered information (both written and oral) provided to assist it in its review of the Agreements and made assessments with respect to each Agreement. The Board requested, received and reviewed written materials from PLFA and each Sub-Adviser that were submitted in response to request letters from the Independent Trustees and supporting materials relating to those questions and responses, as well as additional responses related to any follow-up requests from the Independent Trustees. In addition, the Board received presentations about the Funds throughout the year, and the Independent Trustees were advised by independent legal counsel with respect to these and other relevant matters. The Board reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at Board and committee meetings, which included reports on Fund performance, expenses, fee comparisons, investment advisory and portfolio management services, compliance, and other services provided to the Funds by PLFA and the Sub-Advisers. The Board also reviewed financial and profitability information regarding PLFA and the Sub-Advisers and information regarding the organization and operations of each entity, such as their compliance monitoring, portfolio trading and brokerage practices, risk management, business continuity plan, cybersecurity and the personnel providing investment management and administrative services to each Fund. The Board considered the services provided to the Funds under the Agreements and the fees and expenses incurred by and charged to (or expected to be incurred by and charged to) the Funds under the Agreements.

The Board noted that as the investment adviser, PLFA, in addition to directly managing certain portfolios, provides a broad range of services to the Trust, including among others: overseeing and coordinating the activities of Sub-Advisers and other third-party service providers, evaluating Sub-Advisers in connection with its recommendations to the Board to hire or terminate Sub-Advisers, making regulatory filings (including disclosure and financial filings) on behalf of the Trust, monitoring fund performance, performing risk oversight of the Funds, providing the Board with information and reports as may be requested, providing valuation support, administering the Trust’s liquidity risk management program and derivatives risk management program, providing compliance-related services and providing personnel and office space to the Trust. These responsibilities are described in more detail below. The Trustees also considered that PLFA incurs substantial reputational, financial, litigation, regulatory and business risks by serving as investment adviser. The Board took into account that PLFA and its affiliates provide additional services to the Funds under other affiliated service agreements that are essential for the operation of the Funds and that although PLFA and its affiliates are separately compensated under those affiliated service agreements, these additional services are provided in connection with PLFA’s advisory relationship with the Funds. The Board also received information on the overall profitability to Pacific Life Insurance Company (“Pacific Life”) of the variable insurance products, which are supported by the Trust.

The Board reviewed data provided by PLFA that was gathered from various independent providers of investment company data to provide the Board with information regarding the Funds’ investment performance, advisory fees and expense information (both on an absolute basis and compared to peers). Additionally, the Independent Trustees retained an independent consultant (“Independent Consultant”) with substantial industry experience in providing investment company boards with analysis to assist directors and trustees with their annual 15(c) review process, to assist the Trustees with certain of their analyses and to provide other relevant information. In connection with the analysis, the Independent Consultant utilized and provided the Independent Trustees with information obtained from independent service providers as well as from other sources.

The Trustees’ determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. In reviewing the materials presented and in considering the information in the management presentations, the Trustees did not identify any single issue or particular information that, in isolation, would be a controlling factor in making a final decision regarding the proposed Agreements. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. The following summary describes the most important, but not all, of the factors considered by the Trustees in approving the Agreements. In the case of the Independent Trustees, certain factors were considered in light of the legal advice furnished to them by independent legal counsel and information from the Independent Consultant that they had retained. This discussion is not intended to be all-inclusive.

[1]

At the December 13th meeting, the Board did not consider the renewal of the Sub-Advisory Agreements relating to the Large-Cap Growth Portfolio, Mid-Cap Equity Portfolio, Diversified Bond Portfolio, Core Income Portfolio, Floating Rate Income Portfolio and High Yield Bond Portfolio as these agreements were not up for renewal at that time.

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (Continued)

II. Annual Consideration and Approval of Investment Advisory and Sub-Advisory Agreements

In evaluating the Advisory Agreement and each Sub-Advisory Agreement, the Board, including all the Independent Trustees, considered the following factors, among others:

A. Nature, Extent and Quality of Services

PLFA – The Trustees considered the depth and quality of PLFA’s investment management process, including its process to evaluate Sub-Advisers in connection with its recommendations to the Board to hire or terminate Sub-Advisers, its monitoring and oversight of the Sub-Advisers, and the benefits to shareholders of retaining PLFA and continuing the Advisory Agreement in light of the nature, extent, and quality of the services that have been provided by PLFA since the Advisory Agreement was last renewed. The Trustees considered the overall financial strength and stability of PLFA and its ability to continue to provide a high level and quality of services to the Funds. They also considered PLFA’s responsiveness to questions or concerns raised by the Trustees throughout the year, including PLFA’s willingness to consider and implement investment and operational changes designed to improve investment results and the services provided to the Funds and their shareholders. The Trustees noted that, with respect to certain portfolios, PLFA had implemented a derivatives risk management program in accordance with Rule 18f-4 under the 1940 Act. The Trustees also noted that the Board had designated PLFA as its “valuation designee” to perform fair valuation determinations in accordance with Rule 2a-5 under the 1940 Act. The Board noted that PLFA was working towards implementation of newly adopted Securities and Exchange Commission rules applicable to the Funds, including the new tailored shareholder reports.

The Trustees noted that officers and employees of PLFA regularly consult with, and report to, the Board regarding the investment management services provided to the Funds. The Trustees considered the experience, capability and integrity of PLFA’s senior management and other key personnel. The Trustees noted that the investment, legal, compliance, risk management and accounting professionals of PLFA and its affiliates have access to and utilize a variety of resources and systems relating to investment management, compliance, trading, performance and risk analysis, security valuation and fund accounting. The Trustees took into account the scope of services provided by PLFA under the Advisory Agreement. The Trustees considered that although PLFA is separately compensated at approximate cost for time spent on Fund matters by certain legal, compliance and accounting professionals of PLFA and its affiliates for services outside the scope of the Advisory Agreement, these services are being provided as a result of PLFA’s advisory relationship with the Funds. The Trustees further considered PLFA’s continuing need and ability to attract and retain qualified personnel and to maintain and enhance its resources and systems to provide appropriate investment management, compliance, risk management and monitoring services for the Funds. The Trustees also considered the additional resources that PLFA has continued to invest in in order to enhance its management and oversight of the Funds, including additional tools designed to ensure the Funds’ compliance with new laws and regulations. The Trustees considered that PLFA employs a well-defined method of comparing and evaluating the performance of the Directly Managed Funds and continues to employ resources to refine that method. In addition, the Trustees considered PLFA’s sub-adviser research and performance monitoring processes and the role of PLFA’s internal conflicts review committee in considering and evaluating potential conflicts of interest with regard to Sub-Adviser selection and asset allocation.

Directly Managed Funds – The Trustees considered the services provided by PLFA in rendering investment management services for those Funds for which the day-to-day investment management is provided by PLFA. The Trustees considered that PLFA is responsible for identifying investments for each Directly Managed Fund and determining when and what securities, cash and/or other investments to purchase, retain, or sell for each Directly Managed Fund. The Trustees also considered that PLFA has been designated as the valuation designee for the Directly Managed Funds and is responsible for the valuation of portfolio securities, including, but not limited to, the review of custodian pricing files, research and analysis related to fair valued securities and due diligence oversight of pricing vendors. The Trustees additionally noted that PLFA is responsible for evaluating and voting proxies for portfolio holdings of the Directly Managed Funds. The Trustees also considered, among other things, PLFA’s experience, resources and expertise in analyzing the composition of the various Funds that serve as investment options for the Directly Managed Funds (collectively, the “Underlying Funds”) and in developing an asset allocation that is appropriate for each Directly Managed Fund’s investment objectives and risk profile. The Trustees considered, in this regard, the tools and resources used by PLFA in constructing its asset allocation models. The Trustees also considered the considerable effort undertaken by PLFA to enhance its asset allocation process to make it more dynamic and provide PLFA with enhanced flexibility.

The Trustees also considered that PLFA provides certain additional services to the Funds outside the scope of the Advisory Agreement at approximate cost and that such services are essential for the administration and operation of the Funds, including administration of the Funds’ compliance program. In this regard, the Trustees considered PLFA’s policies, procedures and systems to ensure compliance with applicable laws and regulations with respect to the Directly Managed Funds, its attention to matters that may involve conflicts of interest between itself and a Fund, and that all material rebalancing of PLFA’s asset allocation models are presented to an internal conflicts review committee that considers and evaluates potential conflicts of interest in the allocation among the Underlying Funds. The Trustees considered the report of PLFA’s internal conflicts review committee and also reviewed information provided throughout the year on PLFA’s compliance policies and procedures, its compliance history, and received reports from the Trust’s Chief Compliance Officer (“CCO”) on compliance by PLFA with applicable laws and regulations. The Trustees also reviewed information on any responses by PLFA to regulatory and compliance developments throughout the year. The Trustees further noted the compliance monitoring conducted by PLFA on an ongoing basis and noted the development of additional procedures and systems necessary to maintain compliance with applicable laws and regulations as well as the resources that PLFA dedicates to these programs. The Trustees considered that the CCO has in place a systematic process for periodically reviewing PLFA’s written compliance policies and procedures, including the assessment of PLFA’s compliance program as required by Rule 38a-1 under the 1940 Act and PLFA’s code of ethics. The Trustees also considered that PLFA continues to cooperate with the CCO in reviewing its compliance operations.

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (Continued)

Sub-Advised Funds – The Trustees considered that PLFA recommends to the Board the hiring and termination of Sub-Advisers and performs the associated due diligence relating to such recommendations, the risk and performance oversight of the Sub-Advisers performed by PLFA and the fact that PLFA provides valuation support and has been designated as the valuation designee for Sub-Advised Funds. The Trustees noted PLFA’s responsibilities in rendering services to the Sub-Advised Funds and the fact that PLFA monitors and evaluates the performance of the Sub-Advisers in comparison to each Fund’s investment objective as well as to appropriate benchmark indices and groups of peer funds. The Trustees also considered that PLFA monitors each Sub-Advised Fund’s adherence to its investment objectives and policies. The Trustees noted that PLFA provides the Board with periodic and special reports related to each Sub-Advised Fund’s performance and PLFA’s investment monitoring and evaluation. The Trustees also considered PLFA’s process in continuously analyzing and, from time to time as necessary and appropriate, recommending for consideration by the Board, the termination of a Sub-Advisory Agreement with a Sub-Adviser and the replacement of a Sub-Adviser.

For both the Directly Managed Funds and Sub-Advised Funds, the Trustees considered the high quality of the products, information, analyses and services provided by PLFA to the Funds, including return analysis, attribution analysis, risk analysis and/or stress testing, preparation of periodic performance and other reports, assessment of liquidity, analysis of derivatives, including the ongoing operation of the derivatives risk management program, and coordination and oversight of other service providers to the Trust. The Trustees also noted that PLFA regularly informs the Trustees about matters relevant to the Trust and its shareholders, including regulatory developments and their potential impact on the Trust.

For the Sub-Advised Funds that are also Underlying Funds in which the Directly Managed Funds invest, the Trustees considered the analyses conducted by PLFA of the Underlying Funds and a Sub-Adviser’s management of an Underlying Fund in the broader context of asset allocation strategies intended to target certain return and risk characteristics. The Trustees noted that PLFA has historically recommended new Underlying Funds or changes to existing Underlying Funds that PLFA believed would contribute to the Directly Managed Funds’ targeted return and risk objectives. The Trustees also took into account PLFA’s continuing analysis of the Underlying Funds and each Sub-Adviser’s investment performance for the impact on broader asset allocation strategies for the Directly Managed Funds.

The Trustees considered the depth and quality of PLFA’s monitoring and oversight of the Sub-Advisers. The Board noted that PLFA monitors numerous investment, performance, and risk metrics for the Funds. The Trustees considered PLFA’s continued investment in, and development of, its research and analytical capabilities, including investments in personnel and enhanced analytical tools for assessing Fund performance and the performance of the Sub-Advisers, including analytical tools relating to return analysis, risk analysis, and Fund performance attribution and reporting on such matters to the Trustees. The Trustees noted that PLFA uses these tools to analyze a Fund’s performance and risk profile and identify Funds that are underperforming as well as those that are performing well, and to analyze the Funds’ performance against various measures. The Board considered that PLFA also conducts various analyses to assess the sources of and reasons for performance. Additionally, the Trustees noted that PLFA has worked to customize performance reporting for Funds depending on their investment strategy to include the most relevant data. The Board noted that PLFA provides the Board with analyses of these data over rolling periods to assist the Board in identifying trends in Fund performance and other areas, and periodically provides the Trustees with information on economic and market trends to provide a context for assessing recent performance. The Trustees also noted that PLFA has developed effective methods for tracking the Sub-Advisers’ investment style consistency, for analyzing the use of derivatives by Sub-Advisers and for monitoring Fund liquidity.

In making their assessments, the Trustees considered that PLFA has historically exercised diligence in monitoring the performance of the Sub-Advisers and has recommended and taken measures to attempt to remedy continued relative underperformance by a Fund when PLFA and the Trustees believed it to be appropriate. The Trustees also considered the significant work performed by PLFA in conducting searches for new Sub-Advisers to replace existing Sub-Advisers where appropriate or to manage new Funds in the Trust.

The Board also noted that PLFA conducts regular due diligence on Sub-Advisers involving in-person meetings and virtual or on-site visits, video meetings and telephonic meetings to gather information that PLFA uses to gain an in-depth understanding of a Sub-Adviser’s investment process and to seek to identify issues that may be relevant to a Sub-Adviser’s services to a Fund or a Fund’s performance, including, but not limited to, a Sub-Adviser’s investment process, investment capabilities, resources and personnel, the financial strength of a Sub-Adviser, significant staffing changes that could affect a Fund, material changes in a Sub-Adviser’s assets under management, compliance and regulatory concerns, best execution review and portfolio security valuation support.

The Trustees considered the time and attention paid by PLFA to matters involving the valuation of Fund securities for the Sub-Advised Funds and its designation as the valuation designee for the Sub-Advised Funds. The Trustees considered that PLFA has established a Valuation Oversight Committee that is responsible for, among other things, researching and evaluating information regarding securities that are not actively or publicly traded, valuing securities subject to a trading halt or for which a market quotation is not readily available or is determined to be unreliable, the valuation of equity securities traded in foreign markets, oversight of and due diligence on pricing vendors and the development of alternate valuation methodologies.

The Trustees considered PLFA’s oversight, review and analysis of trade execution reports and trends in trade execution for the Sub-Advised Funds. The Trustees noted that PLFA works with a third-party transaction cost analysis consultant that provides statistical analysis on portfolio trading, and that PLFA presents information about the Funds’ portfolio trading costs to the Board annually and, where warranted, engages in a dialogue with personnel of a Sub-Adviser on trading costs and the quality of execution. The Board also noted that PLFA conducts regular review and analysis of each Sub-Adviser’s use of research obtained with commissions paid to broker-dealers for executing portfolio transactions (“soft dollars”) and presents information about the Sub-Advisers’ use of soft dollars to the Board annually and, where deemed necessary, discusses such soft dollar use with Sub-Advisers.

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (Continued)

The Trustees also considered PLFA’s implementation of transition management programs when handling significant changes in the Funds, such as cash movements between the Funds arising from reallocations by the Portfolio Optimization Funds and Pacific Dynamix Funds and the transition of Fund assets from one Sub-Adviser to another, including steps taken by PLFA to reduce transaction costs associated with a Fund transition. The Trustees considered that PLFA coordinates the onboarding process for new Sub-Advisers and oversees the establishment of necessary accounts and documentation for the Sub-Advisers to begin managing Fund assets.

In addition to the services described above, the Trustees also considered the compliance monitoring that PLFA and its affiliates conduct on the Sub-Advisers and the commitment of PLFA and its affiliates to those programs and PLFA’s efforts to keep the Trustees informed about the compliance programs of Sub-Advisers. In this regard, the Trustees reviewed information and reports from the Trust’s CCO on compliance by the Sub-Advisers with applicable laws and regulations. The Trustees considered that the CCO has in place a systematic process for periodically reviewing each Sub-Adviser’s written compliance policies and procedures, including the assessment of each Sub-Adviser’s compliance program as required by Rule 38a-1 under the 1940 Act, and each Sub-Adviser’s code of ethics. The Trustees considered that PLFA is compensated at approximate cost for the administration of the Funds’ compliance program. The Trustees also considered that each Sub-Adviser continues to cooperate with the CCO in reviewing its compliance operations.

Sub-Advisers. The Trustees considered the benefits to shareholders of retaining each Sub-Adviser and continuing the Sub-Advisory Agreements for the Sub-Advisers, particularly in light of the nature, extent, and quality of the services that have been provided by the Sub-Advisers. The Trustees considered the services provided by each Sub-Adviser in rendering investment management services to a Sub-Advised Fund. The Trustees considered that each Sub-Adviser is responsible for identifying investments for a Sub-Advised Fund and determining when and what securities, cash and/or other investments to purchase, retain, or sell for a Sub-Advised Fund. The Trustees also considered that each Sub-Adviser is responsible for evaluating and voting proxies for portfolio holdings of a Sub-Advised Fund. The Trustees considered the quality of the portfolio management services which have benefited and should continue to benefit the Sub-Advised Funds and their shareholders, the organizational depth and resources of the Sub-Advisers, including the background and experience of each Sub-Adviser’s management personnel, and the expertise of each Sub-Adviser’s portfolio management team, as well as the investment methodology used by the Sub-Adviser. The Trustees also considered that each Sub-Adviser provides PLFA with information that assists PLFA in performing its oversight role, including information about the Sub-Adviser’s compliance program.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PLFA and each Sub-Adviser.

B. Investment Results

The Trustees considered the investment results of each Fund in light of its investment objective, investment strategies and market conditions. The Trustees compared each Fund’s total returns with the total returns of a group of appropriate peer funds (each a “Selected Performance Peer Group”), which were selected by an Independent Consultant, with input from PLFA, using data from third-party data vendor Morningstar, and the Trustees reviewed a description of the Independent Consultant’s methodology for selecting the peer funds in each Selected Performance Peer Group. In addition, with respect to Funds other than the Pacific Dynamix Funds and Portfolio Optimization Funds, the Trustees compared each Fund’s total returns with the total returns of the Fund’s broad-based market index, sector index, composite index or an alternative index selected by the Independent Consultant, as applicable (each, a “primary benchmark”). With respect to the Pacific Dynamix Funds and Portfolio Optimization Funds, the Trustees compared each Fund’s total returns with the total returns of a custom benchmark that is comprised of certain broad-based market indices based on the broad asset class target allocations for the Fund. The Trustees took into account the views of the Independent Consultant that the custom benchmarks appeared to be reasonable benchmarks for performance reporting purposes.

The information provided to the Trustees included each Fund’s performance record for the one-, three-, five- and ten-year or since inception periods ended September 30, 2023, as available, compared to the applicable benchmark and Selected Performance Peer Group. With respect to the actively managed Funds, the Trustees placed greater emphasis on a Fund’s performance against peers as opposed to the unmanaged benchmark index. With respect to those Funds that pursue an index strategy, the Trustees placed greater emphasis on the tracking error of a Fund against its target index as opposed to performance against peers.

The Trustees considered the performance of each Fund on a case-by-case basis and noted that some Funds had outperformed their Selected Performance Peer Group over certain periods and/or exceeded the return of their respective benchmark while others underperformed their Selected Performance Peer Group over certain periods and/or trailed the return of their respective benchmark. In considering each Fund’s investment results, the Board placed greater emphasis on each Fund’s longer-term performance track record rather than shorter-term performance. The Board also took into account that each Fund’s track record is measured as of a specific date, and that track records can vary as of different measurement dates. When reviewing a Fund’s performance against its Selected Performance Peer Group, the Board took into account that the investment objective and strategies of the Fund, as well as its level of risk tolerance, may differ significantly from funds in the Selected Performance Peer Group. With respect to actively managed Funds, when reviewing a Fund’s performance against its benchmark, the Board took into account the potential differences in portfolio construction between the Fund and such benchmark as well as other differences between actively managed funds and passive benchmarks, such as objectives and risks.

Therefore, in reviewing a Fund that is currently underperforming its Selected Performance Peer Group and/or its benchmark, the Trustees also considered the broader perspective of the Fund’s performance over varying time periods, the market conditions experienced during the periods under review, as well as the outlook for the Fund going forward in light of expected future market conditions. In the case of the Underlying Funds, the Board also took into account the views of PLFA about the role of a particular Fund within a broader asset allocation strategy for the Directly Managed Funds and whether the Fund was performing in accordance with PLFA’s expectations. Where there had been

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (Continued)

a change in Sub-Adviser for a Fund, the Board took into account that the current Sub-Adviser was only responsible for certain portions of the Fund’s performance record. The Trustees discussed with PLFA the fact that certain periods of underperformance may be transitory while other periods of underperformance may be reflective of broader issues that may warrant consideration of corrective action. The Trustees discussed these Funds with representatives of PLFA, including an assessment of the investment approach used by the Sub-Advisers, and the investment approach used by PLFA with respect to the Directly Managed Funds, as well as the oversight and monitoring by PLFA as the investment adviser, to gain an understanding of any recurring or material underperformance and to assess whether any actions would be appropriate. In addition, the Board considered any specific actions that PLFA or a Sub-Adviser has taken, or agreed to take, to seek to enhance the investment performance of a Fund, and the results of those actions.

In reviewing the performance of each Fund, the Board took into account, among other things, the Fund’s performance track record. The following summary highlights certain, but not all, relevant facts considered by the Board with respect to the Fund’s performance track record.

Dividend Growth Portfolio

The Fund underperformed its Selected Performance Peer Group median for the one- and three-year periods and outperformed for the five- and ten-year periods and ranked in the fifth quintile of its Peer Group for the one-year period, the fourth quintile for the three-year period and the second quintile for the five- and ten-year periods. The Trustees took into account PLFA’s comments that the Fund was more focused on dividend growth than many of its peers and has performed well against more dividend growth focused funds.

Equity Index Portfolio

The Fund had a lower tracking error than the median tracking error of its Selected Performance Peer Group.

Focused Growth Portfolio

The Fund outperformed its Selected Performance Peer Group median for the one- and ten-year periods and underperformed for the three- and five-year periods and ranked in the second quintile of its Peer Group for the one- and ten-year periods and the fourth quintile for the three- and five-year periods.

Growth Portfolio

The Fund underperformed its Selected Performance Peer Group median for the one- and three-year periods and outperformed for the five- and ten-year periods and ranked in the fourth quintile of its Peer Group for the one-year period, the third quintile for the three- and five-year periods and the second quintile for the ten-year period.

Hedged Equity Portfolio

The Fund outperformed its Selected Performance Peer Group median for the one-year period and ranked in the second quintile for the one-year period. In evaluating the performance of the Fund, the Board considered that it had commenced investment operation in April 2021 and had not been in operation for a sufficient time period to establish a meaningful track record.

Large-Cap Growth Portfolio

The Fund outperformed its Selected Performance Peer Group median for the one-year period and underperformed for the three-, five- and ten-year periods and ranked in the second quintile of its Selected Performance Peer Group for the one-year period, the fourth quintile for the three- and five-year periods and the third quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered that it had recently approved a new Sub-Advisory Agreement for the Fund effective May 2023 and, therefore, the Sub-Advisory Agreement was not up for renewal at this time.

Large-Cap Core Portfolio

The Fund outperformed its Selected Performance Peer Group median for the one-year period and underperformed for the three-, five- and ten-year periods and ranked in the third quintile of its Selected Performance Peer Group for the one- and five-year periods and the fourth quintile for the three- and ten-year periods. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has only managed the Fund since May 2022.

Large-Cap Value Portfolio

The Fund outperformed its Selected Performance Peer Group median for the one-, five- and ten-year periods and underperformed for the three-year period and ranked in the first quintile of its Selected Performance Peer Group for the one- and five-year periods, the third quintile for the three-year period and the second quintile for the ten-year period the performance of the Fund.

Value Portfolio

The Fund underperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods and ranked in the fifth quintile of its Peer Group for the one-, five- and ten-year periods and the fourth quintile for the three-year period. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has only managed the Fund since November 2020. The Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers over various time periods and PLFA’s future outlook for the Fund. The Board also considered that PLFA has added the Fund to its “watch list” and will closely monitor the Fund for improved performance.

Value Advantage Portfolio

The Fund underperformed its Selected Performance Peer Group median for the one-, five-and ten-year periods and outperformed for the three-year period and ranked in the fifth quintile of its Peer Group for one-and five-year periods, the second quintile for the three-year period

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (Continued)

and the third quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers over various time periods, including its tendency toward an all-cap focus and PLFA’s future outlook for the Fund. The Board also considered that PLFA will closely monitor the Fund for improved performance.

Mid-Cap Equity Portfolio

The Fund underperformed its Selected Performance Peer Group median for the one-, three- and five-year periods and outperformed for the ten-year period and ranked in the fifth quintile of its Peer Group for the one-year period, the fourth quintile for the three-year period, the fourth quintile for the five-year period and the first quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered that it had recently approved a new Sub-Advisory Agreement for the Fund effective November 2023 and, therefore, the Sub-Advisory Agreement was not up for renewal at this time.

Mid-Cap Growth Portfolio

The Fund underperformed its Selected Performance Peer Group median for the one- and three-year periods and outperformed for the five- and ten-year periods and ranked in the fourth quintile of its Peer Group for the one-year period, the third quintile for the three-year period, the first quintile for the five-year period and the second quintile for the ten-year period.

Mid-Cap Value Portfolio

The Fund outperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods and ranked in the first quintile of its Peer Group for the one-year period, the second quintile for the three and five-year periods and the third quintile for the ten-year period.

Small-Cap Equity Portfolio

The Fund underperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods and ranked in the fifth quintile of its Peer Group for the one- and three-year periods, the third quintile for the five-year period and the fourth quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered that one Sub-Adviser manages a sleeve of the Fund using an active management style, while the other Sub-Adviser manages a sleeve of the Fund using an index management (or passive) style. The Board considered the performance of each sleeve separately in evaluating the Sub-Advisers, noting that recent underperformance has been related to the passive sleeve as active management has been outperforming. The Board also considered that PLFA has added the Fund to its “watch list” and will closely monitor the Fund for improved performance.

Small-Cap Value Portfolio

The Fund underperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods and ranked in the fifth quintile of its Peer Group for the one- and five-year periods and the fourth quintile for the three- and ten-year periods. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser co-managed the Fund with another firm from May 2014 to October 2015 and since October 2015 has been the sole Sub-Adviser, and that prior to May 2014 another firm managed the Fund. The Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers over various time periods and PLFA’s future outlook for the Fund. The Board also considered that PLFA has added the Fund to its “watch list” and will closely monitor it for improved performance.

Small-Cap Growth Portfolio

The Fund outperformed its Selected Performance Peer Group median for the one-year period and underperformed for the three-, five- and ten-year periods and ranked in the third quintile of its Peer Group for the one- and five-year periods, the fifth quintile for the three-year period and the fourth quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has only managed the Fund only since May 2020. The Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers over various time periods and PLFA’s future outlook for the Fund. The Board also considered that PLFA has added the Fund to its “watch list” and will closely monitor the Fund for improved performance.

Small-Cap Index Portfolio

The Fund had a lower tracking error than the median tracking error of its Selected Performance Peer Group.

Emerging Markets Portfolio

The Fund underperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods and ranked in the fourth quintile of its Peer Group for the one- and ten-year periods and the fifth quintile for the three- and five-year periods. The Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers over various time periods and PLFA’s future outlook for the Fund. The Board took into account that recent performance has improved, but the Fund remains on the “watch list” and PLFA will closely monitor the Fund for continued improved performance.

Emerging Markets Debt Portfolio

The Fund outperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods and ranked in the first quintile of its Peer Group for the one- and three-year periods, the third quintile for the five-year period and the second quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has only managed the Fund since October 2021.

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (Continued)

International Growth Portfolio

The Fund underperformed its Selected Performance Peer Group median for the one-year period and ranked in the fourth quintile for the one-year period. In evaluating the performance of the Fund, the Board considered that it had commenced investment operation in October 2021 and had not been in operation for a sufficient time period to establish a meaningful track record.

International Large-Cap Portfolio

The Fund underperformed its Selected Performance Peer Group median for the one-year period and outperformed for the three-, five- and ten-year periods and ranked in the fourth quintile of its Peer Group for the one-year period, the second quintile for the three-year period and the first quintile for the five- and ten-year periods.

International Small-Cap Portfolio

The Fund outperformed its Selected Performance Peer Group median for the one-, three- and ten-year periods and underperformed for the five-year period and ranked in the second quintile of its Peer Group for the one-year period, the first quintile for the three-year period and the third quintile for the five- and ten-year periods. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has only managed the Fund since November 2021.

International Value Portfolio

The Fund outperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods and ranked in the first quintile of its Peer Group for the one-, three- and five-year periods and the second quintile for the ten-year period.

Health Sciences Portfolio

The Fund outperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods and ranked in the first quintile of its Peer Group for the one-year period and the second quintile for the three-, five- and ten-year periods.

Real Estate Portfolio

The Fund outperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods and ranked in the third quintile of its Peer Group for the one-, three- and ten-year periods and the first quintile for the five-year periods.

Technology Portfolio

The Fund underperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods and ranked in the fourth quintile of its Peer Group for the one-, three- and five-year periods and the fifth quintile for the ten-year period. The Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers over various time periods and PLFA’s future outlook for the Fund. The Board also considered that PLFA has added the Fund to its “watch list” and will closely monitor the Fund for improved performance.

Core Income Portfolio

The Fund outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods and ranked in the first quintile of its Peer Group for the one-, three- and five-year periods. In evaluating the performance of the Fund, the Board also considered that it had recently approved a new Sub-Advisory Agreement for the Fund effective April 2023 and, therefore, the Sub-Advisory Agreement was not up for renewal at this time.

Diversified Bond Portfolio

The Fund underperformed its Selected Performance Peer Group median for the one-, three- and five-year periods and outperformed for the ten-year period and ranked in the fourth quintile of its Peer Group for the one-year period, the fifth quintile for the three- and five-year periods and the second quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered that it had recently approved a new Sub-Advisory Agreement for the Fund effective November 2023 and, therefore, the Sub-Advisory Agreement was not up for renewal at this time.

Floating Rate Income Portfolio

The Fund outperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods and ranked in the first quintile of its Peer Group for the one-, three-, five- and ten-year periods. In evaluating the performance of the Fund, the Board also considered that it had recently approved a new Sub-Advisory Agreement for the Fund effective April 2023 and, therefore, the Sub-Advisory Agreement was not up for renewal at this time.

High Yield Bond Portfolio

The Fund outperformed its Selected Performance Peer Group median for the one- and three-year periods, performed in line for the five-year period and underperformed for the ten-year period and ranked in the second quintile of its Peer Group for the one- and three-year periods and the third quintile for the five- and ten-year periods. In evaluating the performance of the Fund, the Board also considered that it had recently approved a new Sub-Advisory Agreement for the Fund effective April 2023 and, therefore, the Sub-Advisory Agreement was not up for renewal at this time.

Inflation Managed Portfolio

The Fund performed in line with its Selected Performance Peer Group median for the one- and five-year periods and outperformed for the three- and ten-year periods and ranked in the third quintile of its Peer Group for the one-, five- and ten-year periods and the second quintile for the three-year period.

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (Continued)

Intermediate Bond Portfolio

The Fund underperformed its Selected Performance Peer Group median for the one-year period and ranked in the fourth quintile for the one-year period. In evaluating the performance of the Fund, the Board considered that it had commenced investment operation in October 2020 and had not been in operation for a sufficient time period to establish a meaningful track record.

Managed Bond Portfolio

The Fund outperformed its Selected Performance Peer Group median for the one-year period and underperformed for the three-, five- and ten-year periods and ranked in the second quintile of its Peer Group for the one-year period, the third quintile for the three- and five-year periods and the fourth quintile for the ten-year period.

PD 1-3 Year Corporate Bond Portfolio

The Fund had a lower tracking error than the median tracking error of its Selected Performance Peer Group.

Short Duration Bond Portfolio

The Fund underperformed its Selected Performance Peer Group for the one-, three-, five- and ten-year periods and ranked in the fifth quintile of its Peer Group for the one-, three- and ten-year periods and the fourth quintile for the three-year period. In evaluating the performance of the Fund, the Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers over various time periods and PLFA’s future outlook for the Fund. The Board also considered that PLFA will closely monitor the Fund for improved performance.

PD Aggregate Bond Index Portfolio

The Fund had a lower tracking error than the median tracking error of its Selected Performance Peer Group.

PD Emerging Markets Index Portfolio

In evaluating the performance of the Fund, the Board considered that the Fund had changed to an index fund and engaged a new Sub-Adviser in April 2021 and that once the Fund has established a meaningful track record as an index fund, performance would be evaluated based on tracking error.

PD High Yield Bond Market Portfolio

The Fund outperformed its benchmark index for the one- and three-year periods and underperformed for the five- and ten-year periods.

PD International Large-Cap Index Portfolio

In evaluating the performance of the Fund, the Board also considered that the Fund had changed to an index fund in April 2021and engaged a new Sub-Adviser at that time and that once the Fund has established a meaningful track record as an index fund, performance would be evaluated based on tracking error.

PD Large-Cap Growth Index Portfolio

The Fund had a lower tracking error than the median tracking error of its Selected Performance Peer Group.

PD Large-Cap Value Index Portfolio

The Fund had a higher tracking error than the median tracking error of its Selected Performance Peer Group. The Board considered PLFA’s representation that one of the primary contributors to the underperformance/higher tracking error includes imperfect correlation between index futures implemented within the Fund and the target index.

PD Mid-Cap Index Portfolio

The Fund commenced investment operation in October 2020 and had not been in operation for a sufficient time period to establish a meaningful track record.

PD Small-Cap Growth Index Portfolio

The Fund had a lower tracking error than the median tracking error of its Selected Performance Peer Group.

PD Small-Cap Value Index Portfolio

The Fund had a lower tracking error than the median tracking error of its Selected Performance Peer Group.

Pacific Dynamix – Growth Portfolio

The Fund performed in line with its Selected Performance Peer Group median for the one- and three-year periods and outperformed for the five- and ten-year periods and ranked in the third quintile of its Peer Group for the one- and three-year periods and the second quintile for the five- and ten-year periods.

Pacific Dynamix – Conservative Growth Portfolio

The Fund outperformed its Selected Performance Peer Group median for the one-, five- and ten-year periods and underperformed for the three-year period and ranked in the second quintile of its Peer Group for the one-, five- and ten-year periods and the third quintile for the three-year period.

Pacific Dynamix – Moderate Growth Portfolio

The Fund outperformed its Selected Performance Peer Group median for the one- and five-year periods, underperformed for the three-year period and performed in line for the ten-year period and ranked in the third quintile of its Peer Group for the one-, three- and ten-year periods and the second quintile for the five-year period.

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (Continued)

PSF Avantis Balanced Allocation Portfolio

The Fund underperformed its Selected Performance Peer Group median for the one-year period and outperformed for the three- and five-year periods and ranked in the third quintile of its Peer Group for the one-, three- and five-year periods. In evaluating the performance of the Fund, the Board also considered that they had approved a change in the Fund’s principal investment strategies effective November 1, 2022 and that performance prior to that time reflects the prior investment strategies.

ESG Diversified Portfolio

The Fund outperformed its Selected Performance Peer Group median for the one-year period and ranked in the second quintile of its Peer Group for the one-year period. In evaluating the performance of the Fund, the Board considered that the Fund commenced investment operation in April 2021 and had not been in operation for a sufficient time period to establish a meaningful track record.

ESG Diversified Growth Portfolio

The Fund outperformed its Selected Performance Peer Group median for the one-year period and ranked in the second quintile of its Peer Group for the one-year period. In evaluating the performance of the Fund, the Board considered that the Fund commenced investment operation in October 2021 and had not been in operation for a sufficient time period to establish a meaningful track record.

Portfolio Optimization Aggressive-Growth Portfolio

The Fund outperformed its Selected Performance Peer Group median for the one- and ten-year periods and underperformed for the three- and five-year periods and ranked in the third quintile of its Peer Group for the one-, three-, five- and ten-year periods. In evaluating the performance of the Fund, the Board also discussed and considered the enhancements PLFA has made, and continues to make, to address performance.

Portfolio Optimization Conservative Portfolio

The Fund outperformed its Selected Performance Peer Group median for the one-year period, and underperformed for the three-, five- and ten-year periods and ranked in the second quintile of its Peer Group for the one-year period, the fourth quintile for the three- and ten-year periods and the third quintile for the five-year period. In evaluating the performance of the Fund, the Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers over various time periods. The Board also discussed and considered the enhancements PLFA has made, and continues to make, to address performance.

Portfolio Optimization Growth Portfolio

The Fund outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods and ranked in the second quintile of its Peer Group for the one-year period and the third quintile for the three-, five- and ten-year periods. The Board also discussed and considered the enhancements PLFA has made, and continues to make, to address performance.

Portfolio Optimization Moderate Portfolio

The Fund underperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods and ranked in the third quintile of its Peer Group for the one-year period, the fifth quintile for the three-year period and the fourth quintile for the five- and ten-year periods. In evaluating the performance of the Fund, the Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers over various time periods. The Board also discussed and considered the enhancements PLFA has made, and continues to make, to address performance and that PLFA has added the Fund to its “watch list” and will closely monitor the Fund for improved performance.

Portfolio Optimization Moderate-Conservative Portfolio

The Fund performed in line with its Selected Performance Peer Group median for the one-year period and underperformed for the three-, five- and ten-year periods and ranked in the third quintile of its Peer Group for the one- and ten-year periods and the fourth quintile for the three- and five-year periods. In evaluating the performance of the Fund, the Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers over various time periods. The Board also discussed and considered the enhancements PLFA has made, and continues to make, to address performance.

*****

The Trustees reviewed the monitoring of each Sub-Adviser’s investment results by PLFA, including PLFA’s historical practice of recommending to the Trustees a change in Sub-Adviser when circumstances warrant. Generally, the Trustees noted that there continues to be a record of well-managed Funds that are appropriate to serve as Underlying Funds for the Directly Managed Funds and that the Directly Managed Funds provide a range of professionally managed asset allocation investment options. The Trustees considered the steps PLFA has taken to seek to improve performance of the Directly Managed Funds, including ongoing assessment of asset allocation determinations, diversifying asset class investment options by adding additional Underlying Funds, and adding or changing Sub-Advisers to the Underlying Funds. The Trustees also noted that the Funds continue to deliver the investment style as disclosed to shareholders. The Trustees also noted the use by investors of the Directly Managed Funds and the benefits the Directly Managed Funds provide for shareholders generally. The Trustees also noted that certain of the Underlying Funds are also available as investment options outside of the Directly Managed Funds.

The Board concluded that PLFA continues to have a long record of effectively managing a multi-manager fund group and asset allocation funds designed to give shareholders a reasonable array of choices through which to implement their investment programs. The Board further concluded that PLFA was appropriately implementing each Fund’s investment objective either directly or through the selection of Sub-Advisers and that PLFA’s record in managing each Fund indicates that PLFA’s continued management, as well as the continuation of the respective Sub-Advisory Agreements, will benefit each Fund and its shareholders.

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (Continued)

C. Advisory Fees and Total Expense Ratios

The Trustees requested, received and reviewed information from PLFA relating to the advisory fees paid by the Funds and the sub-advisory fees paid by PLFA, including the portion of the advisory fees paid to each Sub-Adviser as compared to the portion retained by PLFA. The Trustees considered the nature and quality of the services provided by PLFA and also considered the nature and quality of services provided by each Sub-Adviser. The Independent Trustees also requested and reviewed information from the Independent Consultant along with the Independent Consultant’s analysis of advisory fees, sub-advisory fees and certain Fund net expenses, excluding any applicable service or distribution fees, which were selected by the Independent Consultant for purposes of the peer group expense comparisons (“Operating Expenses”). The Trustees reviewed the advisory fees, sub-advisory fees and Operating Expenses of each Fund and compared advisory fees and expenses with the fees and expense levels of a group of appropriate peer funds identified by the Independent Consultant (each a “Selected Expense Peer Group”). The Trustees reviewed a description of the Independent Consultant’s methodology for constructing the Selected Expense Peer Groups, noting that each Selected Expense Peer Group includes a group of similarly-sized funds with comparable strategies from a universe of funds that (i) included both sub-advised and directly managed funds; (ii) excluded funds that are managed with non-standard business models and expense structures; and (iii) excluded index funds (except in the case of the Trust’s index Funds). With respect to the Portfolio Optimization Funds, the Selected Expense Peer Group information is used to review the Funds expenses, excluding acquired fund fees and expenses, to the peer group. The Trustees also compared the net expense ratio (including acquired fund fees and expenses) with the average net expense ratio of funds in the Morningstar Category determined to be similar to the relevant Portfolio Optimization Fund (“Comparable Peer Fund Average”).

A summary of certain comparative fee and expense information considered by the Trustees for each Fund is provided below.

Dividend Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund (before waivers) is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund (net of waivers) are slightly greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group. The Trustees considered that PLFA currently has contractually agreed to waive 0.03% of its advisory fee.

Equity Index Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Focused Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group.

Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Hedged Equity Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Large-Cap Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund (before waivers) is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund (net of waivers) are slightly less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees considered that PLFA currently has contractually agreed to waive 0.08% of its advisory fee.

Large-Cap Core Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (Continued)

Large-Cap Value Portfolio

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are in line with the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Value Portfolio

The Trustees considered that (a) the advisory fee for the Fund (before waivers) is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund (net of waivers) are slightly less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group. The Trustees considered that PLFA currently has contractually agreed to waive 0.075% of its advisory fee.

Value Advantage Portfolio

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are in line with the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group. The Trustees considered that PLFA has contractually agreed to waive 0.02% of its advisory fee effective January 1, 2024.

Mid-Cap Equity Portfolio

The Trustees considered that (a) the advisory fee for the Fund (before waivers) is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund (net of waivers) are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group. The Trustees considered that PLFA currently has contractually agreed to waive 0.20% of its advisory fee.

Mid-Cap Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund (before waivers) is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund (net of waivers) are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees considered that PLFA currently has contractually agreed to waive 0.025% of its advisory fee.

Mid-Cap Value Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Small-Cap Equity Portfolio

The Trustees considered that (a) the advisory fee for the Fund (before waivers) is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund (net of waivers) are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group. The Trustees considered that PLFA currently has contractually agreed to waive 0.10% of its advisory fee.

Small-Cap Value Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Small-Cap Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Small-Cap Index Portfolio

The Trustees considered that (a) the advisory fee for the Fund is slightly less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are in line with the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (Continued)

Emerging Markets Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Emerging Markets Debt Portfolio

The Trustees considered that (a) the advisory fee for the Fund (before waivers) is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses (net of waivers) for the Fund are in line with the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group. The Trustees considered that PLFA currently has contractually agreed to waive 0.05% of its advisory fee.

International Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is slightly less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

International Large-Cap Portfolio

The Trustees considered that (a) the advisory fee for the Fund (before waivers) is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund (net of waivers) are slightly less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group. The Trustees considered that PLFA currently has contractually agreed to waive 0.03% of its advisory fee.

International Small-Cap Portfolio

The Trustees considered that (a) the advisory fee for the Fund (before waivers) is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund (net of waivers) are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group. The Trustees considered that PLFA currently has contractually agreed to waive 0.015% of its advisory fee.

International Value Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Health Sciences Portfolio

The Trustees considered that (a) the advisory fee for the Fund is slightly less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are in line with the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Real Estate Portfolio

The Trustees considered that (a) the advisory fee for the Fund (before waivers) is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund (net of waivers) are slightly less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees considered that PLFA currently has contractually agreed to waive 0.09% of its advisory fee.

Technology Portfolio

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Core Income Portfolio

The Trustees considered that (a) the advisory fee for the Fund is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (Continued)

Diversified Bond Portfolio

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Floating Rate Income Portfolio

The Trustees considered that (a) the advisory fee for the Fund (before waivers) is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund (net of waivers) are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

High Yield Bond Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Inflation Managed Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Intermediate Bond Portfolio

The Trustees considered that (a) the advisory fee for the Fund is slightly less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Managed Bond Portfolio

The Trustees considered that (a) the advisory fee for the Fund (before waivers) is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund (net of waivers) are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group. The Trustees considered that PLFA currently has contractually agreed to waive 0.015% of its advisory fee.

PD 1-3 Year Corporate Bond Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Short Duration Bond Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

PD Aggregate Bond Index Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

PD Emerging Markets Index Portfolio

The Trustees considered that (a) the advisory fee for the Fund (before waivers) is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund (net of waivers) are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group. The Trustees considered that PLFA currently has contractually agreed to waive 0.44% of its advisory fee on the first $50 million of assets and waive 0.18% on all assets above $50 million.

PD High Yield Bond Market Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

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PD International Large-Cap Index Portfolio

The Trustees considered that (a) the advisory fee for the Fund (before waivers) is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund (net of waivers) are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees considered that PLFA currently has contractually agreed to waive 0.10% of its advisory fee on the first $100 million of assets and waive 0.05% on all assets above $100 million.

PD Large-Cap Growth Index Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

PD Large-Cap Value Index Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

PD Mid-Cap Index Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PD Small-Cap Growth Index Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

PD Small-Cap Value Index Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Pacific Dynamix – Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund in line with than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Pacific Dynamix – Conservative Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are in line with the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Pacific Dynamix – Moderate Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are in line with the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

PSF Avantis Balanced Allocation Portfolio

The Trustees considered that (a) the advisory fee for the Fund is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group. The Trustees considered that PLFA currently has contractually agreed to waive 0.06% of its advisory fee.

ESG Diversified Portfolio

The Trustees considered that (a) the advisory fee for the Fund is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fifth quintile of its

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Selected Expense Peer Group. The Trustees considered PLFA’s views as to the disparity between the Operating Expenses for the Fund and those of funds in the Selected Expense Peer Group, including the Fund’s lower asset levels relative to funds in the Selected Expense Peer Group and the inclusion of non-ESG funds and funds that invest primarily in proprietary underlying funds in the Selected Expense Peer Group.

ESG Diversified Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group. The Trustees considered PLFA’s views as to the disparity between the Operating Expenses for the Fund and those of funds in the Selected Expense Peer Group, including the Fund’s lower asset levels relative to funds in the Selected Expense Peer Group and the inclusion of non-ESG funds and funds that invest primarily in proprietary underlying funds in the Selected Expense Peer Group.

Portfolio Optimization Aggressive-Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (c) the net expense ratio was less than the Comparable Peer Fund Average.

Portfolio Optimization Conservative Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (c) the net expense ratio was less than the Comparable Peer Fund Average.

Portfolio Optimization Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (c) the net expense ratio was less than the Comparable Peer Fund Average.

Portfolio Optimization Moderate Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (c) the net expense ratio was less than the Comparable Peer Fund Average.

Portfolio Optimization Moderate-Conservative Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (c) the net expense ratio was less than the Comparable Peer Fund Average.

*****

During their review, the Trustees considered that all the Funds, except the Portfolio Optimization Funds and the Underlying Funds of the Pacific Dynamix Funds, were subject to contractual expense limitations on certain operating expenses agreed to by PLFA.

With respect to the Portfolio Optimization Funds, the Trustees considered the fees that PLFA receives for sub-advisory services to similarly managed funds and the differences in services provided that are germane to the differences in fees. The Trustees also considered information from the Sub-Advisers regarding the comparative sub-advisory fees charged under other investment advisory contracts for similarly managed accounts, such as contracts of each Sub-Adviser with other similarly managed registered investment companies or other types of clients. The Trustees noted that in many cases there were differences in the level of services provided to the Funds by the Sub-Advisers and that the level of services provided by these Sub-Advisers on these other accounts differed due to the nature of the accounts or because there were other reasons to support the difference in fees, such as an affiliation between the Sub-Adviser and the account. These differences often explained variations in fee schedules. The Trustees were mindful that the Sub-Advised Funds’ fee rates were the result of arms’-length negotiations between PLFA and the Sub-Advisers. In all cases, the Trustees considered that all sub-advisory fees are paid by PLFA and are not paid directly by a Fund.

The Board concluded that the advisory fees, sub-advisory fees and total expenses of each Fund were fair and reasonable.

D. Costs, Level of Profits and Economies of Scale

The Trustees reviewed information provided by PLFA regarding PLFA’s costs of sponsoring and operating the Funds and information regarding the profitability of PLFA from each Fund. For the Sub-Advised Funds, the Trustees also reviewed information provided by the Sub-Advisers regarding their costs in managing the Sub-Advised Funds and their profitability from the Funds.

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PLFA and the Sub-Advisers’ Costs and Profitability. The Trustees noted that, based on the data available, PLFA appears to be providing and operating products that are competitively priced with other funds, especially other multi-manager and asset allocation funds and funds that support variable annuity and variable life insurance products. The Trustees noted PLFA’s willingness to build its investment capabilities and to sponsor new funds that PLFA believed would improve the menu of offerings for contract owners or that would benefit the Directly Managed Funds, despite the potential subsidies required by PLFA during a new Fund’s start-up phase. Based on information received, the Trustees further noted that Pacific Life’s overall profitability on variable annuity insurance products, which are supported by the Trust, appeared reasonable at the current time. The Trustees also noted that the analysis of the Trust’s profitability to PLFA supported a conclusion that PLFA’s costs and profitability are reasonable, whether considered inclusive or exclusive of distribution costs.

The Trustees also reviewed information provided regarding the structure and manner in which PLFA’s investment professionals were compensated and their respective views of the relationship of such compensation to the attraction and retention of quality personnel. The Trustees considered PLFA’s willingness to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements. The Trustees also considered the organizational strengths of the Sub-Advisers and their ability to attract and retain investment personnel over time and to sustain the staffing of investment teams that provide services to the Sub-Advised Funds.

With respect to the Sub-Advisers, the Trustees noted that it was difficult in many cases to accurately determine or evaluate the Sub-Advisers’ costs and the profitability of the Sub-Advisory Agreements to the Sub-Advisers because of, among other things, the differences in the types and content of information provided by the Sub-Advisers, the fact that many Sub-Advisers manage substantial assets other than the Funds and, further, that any such assessment would involve assumptions regarding the Sub-Advisers’ expense allocation policies, capital structure, cost of capital, business mix and other factors.

Accordingly, the Trustees considered the data described above in light of the arms’-length nature of the relationship between PLFA and the Sub-Advisers with respect to the negotiation of fund sub-advisory fees and the fact that such fees are paid by PLFA.

Economies of Scale. The Trustees noted and considered the extent to which economies of scale are realized by PLFA and the Sub-Advisers as each Fund grows, and whether advisory fee levels reflect economies of scale as the Funds grow in size. The Trustees noted PLFA’s commitment to competitive total expenses of certain Funds through expense limitation agreements and/or advisory fee waivers. The Trustees also noted PLFA’s and its affiliates’ consistent reinvestment in the business in the form of adding to investment capabilities and resources, improvements in technology, product innovations and customer service. The Trustees considered information relating to economies of scale provided by PLFA, and PLFA’s willingness to discuss and evaluate the topic of economies of scale with the Trustees. The Independent Trustees requested and reviewed an analysis provided by the Independent Consultant of the asset-based breakpoint schedule for each Fund, as applicable. The Independent Trustees noted that the breakpoints offer potential savings to shareholders of many of the Funds.

The Trustees considered that the advisory fee schedules contained one or more breakpoints reducing the rate of the advisory fee as Fund assets grow for all Funds except the Hedged Equity Portfolio and Directly Managed Funds. The Independent Trustees noted that the Portfolio Optimization Funds and Pacific Dynamix Funds are funds-of-funds that invest in other Funds of the Trust that have advisory fee schedules containing one or more breakpoints that reduce the total advisory fees paid by shareholders of these Directly Managed Funds as assets grow. With respect to the Portfolio Optimization Funds, the Trustees noted that the advisory fee was initially priced to scale, whereby the fee was set at an amount that takes into account the projected size of the Funds. The Independent Trustees considered that PLFA seeks to price Funds to scale from inception by considering the size of the initial investment in a Fund rather than implementing breakpoints at lower asset levels. The Trustees also considered PLFA’s willingness to reduce its own fees through certain advisory fee waivers and expense limitation agreements, whereby PLFA will reimburse the Funds for certain expenses that exceed stated expense caps.

The Trustees noted that PLFA and its affiliates had consistently reinvested in the business in the form of improvements in technology, product innovations, personnel and resources. The Trustees further noted that Pacific Life had also consistently reinvested in the business with respect to the variable products to which the Trust serves as the underlying investment vehicle.

The Trustees additionally noted that economies of scale were difficult to measure with precision, particularly on a Fund-by-Fund basis. This analysis is complicated by the additional services and content provided by PLFA and its affiliates through reinvestment in the business, as discussed above. The Trustees considered that the Funds are well managed and provide shareholders with sophisticated asset allocation investment options at reasonable fee levels. The Board noted that PLFA had taken steps to ensure that shareholders benefit by negotiating favorable terms with service providers, and to provide certain support services, including, but not limited to, legal, compliance and accounting services, to the Funds on an approximate cost basis as opposed to an asset-based charge.

The Board determined that PLFA and its affiliates are sharing economies of scale given its commitment to competitive total expenses of the Funds, the use of breakpoints in certain of the Funds, and the consistent reinvestment in the business in the form of improvements in technology and other resources and investments in personnel. The Board further considered that it will continue to review whether there are additional economies of scale that will be realized as the Funds grow that can be shared with shareholders. The Board concluded that the Funds’ cost structures were reasonable, and that overall profitability appeared reasonable at the current time. The Board further concluded that PLFA was sharing economies of scale with each Fund and its shareholders to their benefit.

E. Ancillary Benefits

The Trustees requested and received from PLFA and the Sub-Advisers information regarding other benefits received by PLFA, Pacific Life, the Sub-Advisers, and their affiliates as a result of their respective relationship with the Funds, including various service arrangements with PLFA affiliates and reimbursement at an approximate cost basis for support services in the case of PLFA, as well as commissions paid to broker-dealers affiliated with certain Sub-Advisers and the use of soft-dollars by certain of the Sub-Advisers. The Trustees also considered ancillary benefits received by Pacific Life and its affiliates from the Funds. The Trustees considered information regarding other

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significant economic relations between the Sub-Advisers and their affiliates and with PLFA and its affiliates and noted PLFA’s processes and procedures to identify and disclose such relationships and any potential conflicts of interest to the Board. The Trustees also considered PLFA’s and each Sub-Adviser’s strong practices and procedures with regard to managing conflicts of interest and ensuring that such conflicts do not prevent PLFA or the Sub-Advisers from acting in the best interests of the Funds and their shareholders.

The Board concluded that such benefits were consistent with those generally derived by mutual fund investment management organizations or were otherwise not unusual.

F. Conclusion

Based on their review, including their consideration of each of the factors referred to above, and assisted by the advice of the Independent Consultant and independent counsel to the Independent Trustees, the Board, including all of the Independent Trustees, concluded that: (i) the compensation payable under the Advisory Agreement and each applicable Sub-Advisory Agreement is fair and reasonable with respect to each applicable Fund; (ii) that the renewal of the Advisory Agreement and each applicable Sub-Advisory Agreement would be in the best interests of each Fund and its shareholders; and (iii) the recommendation by PLFA to the Board to enter into each Sub-Advisory Agreement with respect to each Sub-Adviser was not inappropriately influenced by conflicts of interest. The Board did not indicate that any single factor was determinative of its decision to approve the Advisory Agreement and each applicable Sub-Advisory Agreement, but indicated that the Board based its determination on the total mix of information available to it.

III. Other Investment Sub-Advisory Agreement Approvals

In addition to considering the renewal of the Advisory Agreement and existing Sub-Advisory Agreements during the period, the Board considered and approved the Sub-Advisory Agreements with respect to the Mid-Cap Equity Portfolio and Diversified Bond Portfolio, as discussed below.

Mid-Cap Equity Portfolio

At an in-person meeting on September 20, 2023, based upon a recommendation from PLFA, the Board, including all of the Independent Trustees, approved, effective on or about November 1, 2023, a new sub-advisory agreement with BlackRock Investment Management, LLC (“BlackRock”), with respect to the Mid-Cap Equity Portfolio (the “BlackRock Sub-Advisory Agreement”) and appointed BlackRock as the new sub-adviser for the Fund, replacing Scout Investments, Inc.

In evaluating the BlackRock Sub-Advisory Agreement, the Board, including all the Independent Trustees, considered the following factors, among others:

A. Nature, Extent and Quality of Services to be Provided

The Trustees considered the benefits to shareholders of retaining BlackRock as the new sub-adviser to the Fund, particularly in light of the nature, extent, and quality of the services expected to be provided by BlackRock. In this regard, the Trustees considered various materials relating to BlackRock, including copies of the proposed BlackRock Sub-Advisory Agreement; copies of BlackRock’s Form ADV; financial information; a written presentation from BlackRock; a comprehensive report including an assessment by PLFA; responses from BlackRock to information requested by counsel to the Independent Trustees; and other information deemed relevant to the Trustees’ evaluation. The Trustees also considered a verbal presentation at a meeting held on September 20, 2023 from management and investment personnel from BlackRock.

The Trustees considered that under the BlackRock Sub-Advisory Agreement, BlackRock would be responsible for providing investment advisory services for the Fund’s assets, including providing investment research and analysis and conducting a continuous program of investment by determining which securities would be purchased or sold by the Fund. The Trustees considered the quality of the management services expected to be provided to the Fund over both the short- and long-term, the organizational depth and resources of BlackRock, including the background and experience of BlackRock’s management and the expertise of the portfolio management team, as well as the investment strategies, processes and philosophy to be used with respect to the investment strategy.

In addition, the Trustees considered that they had previously reviewed and approved BlackRock’s written compliance policies and procedures and code of ethics, and that the Trust’s Chief Compliance Officer previously provided an assessment of BlackRock’s compliance program, as required under Rule 38a-1 of the 1940 Act, and its code of ethics. The Trustees also took note of the due diligence PLFA conducted with respect to BlackRock and were aided by the assessment and recommendation of PLFA and the presentation and materials provided by BlackRock.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services anticipated to be provided to the Fund by BlackRock under the BlackRock Sub-Advisory Agreement.

B. Performance

The Trustees considered PLFA’s efforts to identify advisory firms that are qualified to manage a mid-cap equity strategy and PLFA’s identification of BlackRock to serve as sub-adviser with regard to the Fund’s day-to-day investment activities. The Trustees considered that the Fund’s historical performance had been obtained under a different sub-adviser, although PLFA has managed the Fund since its inception. The Trustees considered the investment process and techniques to be used by BlackRock for the Fund and BlackRock’s experience managing mid-cap equity strategies, as well as other factors concerning performance in connection with their consideration of this matter and in connection with approval of the BlackRock Sub-Advisory Agreement, including the factors described below.

The Trustees considered information about the historical performance of a proprietary mutual fund managed by the same BlackRock portfolio management team that would manage the fixed income portion of the Fund (the “BlackRock Comparable Performance”), which included a

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comparison of the BlackRock Comparable Performance against a pertinent benchmark and an applicable peer group for the one-, three-, five-and ten-year periods as of June 30, 2023. Additionally, the Trustees considered the risk-adjusted returns of a modeled BlackRock portfolio during certain periods as the proposed strategy for the Fund is a customized strategy for which BlackRock does not have any comparable accounts.

The Board determined that BlackRock’s performance record was acceptable.

C. Sub-Advisory Fees

The Trustees considered that BlackRock had represented that there were no comparable accounts and therefore comparable account sub-advisory fee information was not available. However, PLFA provided comparative advisory fee information. The Trustees also considered that the advisory fee schedule would remain unchanged but that the sub-advisory fee would be reduced from its current levels. The Trustees considered that PLFA was proposing to share these sub-advisory fee savings with shareholders through an advisory fee waiver and that PLFA will monitor and report to the Board the competitiveness of the advisory fee and the reasonableness of the advisory fee retention going forward and recommend further changes to the Board as deemed appropriate.

The Trustees noted that the fee rates were the result of arms’-length negotiations between PLFA and BlackRock, and that the Fund’s sub-advisory fees are paid by PLFA and are not paid directly by the Fund. The Trustees also considered that there are certain costs associated with a sub-adviser change, but that the ongoing operating expenses paid by the shareholders were not expected to materially increase as a result of this sub-adviser change.

The Board concluded that the compensation payable under the BlackRock Sub-Advisory Agreement is fair and reasonable.

D. Costs, Level of Profits and Economies of Scale

The Trustees considered information regarding the anticipated costs to BlackRock of sub-advising the Fund and the projected profitability of the BlackRock Sub-Advisory Agreement to BlackRock, to the extent practicable based on the information provided by BlackRock. The Trustees noted that any assessment of projected profitability would involve assumptions regarding expense allocations and other factors. Given the arms’-length nature of the relationship between PLFA and BlackRock with respect to the negotiation of sub-advisory fees, the fact that such fees are paid by PLFA, and the fact that the projected profitability of the BlackRock Sub-Advisory Agreement to BlackRock is an estimate because it had not yet begun to manage the Fund, the Trustees considered that projected profitability information for BlackRock at this time was of limited utility. The Trustees also considered the impact of the sub-advisory fee change to the profitability of the PLFA advisory agreement with the Fund. In addition, the Trustees considered that in negotiating the sub-advisory fee, PLFA takes into account the current and future potential scale of the Fund.

The Trustees considered the organizational strengths of BlackRock and its ability to attract and retain investment personnel over time and to sustain the staffing of investment teams that will provide services to the Fund. The Board concluded that the Fund’s fee structure reflected in the BlackRock Sub-Advisory Agreement is fair and reasonable.

E. Ancillary Benefits

The Trustees received information from PLFA and BlackRock concerning other benefits that may be received by BlackRock and its affiliates as a result of their relationship with the Fund, including commissions that may be paid to broker-dealers affiliated with BlackRock and the anticipated use of soft-dollars by BlackRock. The Trustees considered potential benefits to be derived by BlackRock from its relationship with the Fund and that such benefits are consistent with those generally derived by sub-advisers to mutual funds or were otherwise not unusual.

F. Conclusion

Based on its review, including the consideration of each of the factors referred to above, the Board found that: (i) the BlackRock Sub-Advisory Agreement is in the best interests of the Fund and its shareholders; and (ii) the compensation payable under the BlackRock Sub-Advisory Agreement is fair and reasonable. No single factor was determinative of the Board’s findings, but rather the Trustees based their determination on the total mix of information available to them.

Diversified Bond Portfolio

At an in-person meeting on September 20, 2023, based upon a recommendation from PLFA, the Board, including all of the Independent Trustees, approved, effective on or about November 1, 2023, a new sub-advisory agreement with Loomis, Sayles & Company, L.P. (“Loomis Sayles”), with respect to the Diversified Bond Portfolio (the “Loomis Sayles Sub-Advisory Agreement”) and appointed Loomis Sayles as the new sub-adviser for the Fund, replacing Western Asset Management Company, LLC.

In evaluating the Loomis Sayles Sub-Advisory Agreement, the Board, including all the Independent Trustees, considered the following factors, among others:

A. Nature, Extent and Quality of Services to be Provided

The Trustees considered the benefits to shareholders of retaining Loomis Sayles as the new sub-adviser to the Fund, particularly in light of the nature, extent, and quality of the services expected to be provided by Loomis Sayles. In this regard, the Trustees considered various materials relating to Loomis Sayles, including copies of the proposed Loomis Sayles Sub-Advisory Agreement; copies of Loomis Sayles’ Form ADV; financial information; a written presentation from Loomis Sayles; a comprehensive report including an assessment by PLFA; responses from Loomis Sayles to information requested by counsel to the Independent Trustees; and other information deemed relevant to the Trustees’ evaluation. The Trustees also considered a verbal presentation at a meeting held on September 20, 2023 from management and investment personnel from Loomis Sayles.

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The Trustees considered that under the Loomis Sayles Sub-Advisory Agreement, Loomis Sayles would be responsible for providing investment advisory services for the Fund’s assets, including providing investment research and analysis and conducting a continuous program of investment by determining which securities would be purchased or sold by the Fund. The Trustees considered the quality of the management services expected to be provided to the Fund over both the short- and long-term, the organizational depth and resources of Loomis Sayles, including the background and experience of Loomis Sayles’ management and the expertise of the portfolio management team, as well as the investment strategies, processes and philosophy to be used with respect to the investment strategy.

In addition, the Trustees considered that the Trust’s Chief Compliance Officer (“CCO”) had reviewed Loomis Sayles’ written compliance policies and procedures and code of ethics. The Trustees also considered the CCO’s assessment of Loomis Sayles’ compliance program, as required under Rule 38a-1 of the 1940 Act, and its code of ethics. The Trustees also took note of the due diligence PLFA conducted with respect to Loomis Sayles and were aided by the assessment and recommendation of PLFA and the presentation and materials provided by Loomis Sayles.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services anticipated to be provided to the Fund by Loomis Sayles under the Loomis Sayles Sub-Advisory Agreement.

B. Performance

The Trustees considered PLFA’s efforts to identify advisory firms that are qualified to manage a bond strategy and PLFA’s identification of Loomis Sayles to serve as sub-adviser with regard to the Fund’s day-to-day investment activities. The Trustees considered that the Fund’s historical performance had been obtained under a different sub-adviser, although PLFA has managed the Fund since its inception. The Trustees considered the investment process and techniques to be used by Loomis Sayles for the Fund and Loomis Sayles’ experience managing bond strategies, as well as other factors concerning performance in connection with their consideration of this matter and in connection with approval of the Loomis Sayles Sub-Advisory Agreement, including the factors described below.

The Trustees considered information about the historical performance of two proprietary mutual funds managed by the same Loomis Sayles portfolio management teams that would manage the Fund using similar investment strategies and an equally-weighted portfolio of the two proprietary mutual funds(the “Loomis Sayles Comparable Performance”), which included a comparison of the Loomis Sayles Comparable Performance against a pertinent benchmark and an applicable peer group for the one-, three-, five- and ten-year or since inception periods as of June 30, 2023. Additionally, the Trustees considered the risk-adjusted returns of the Loomis Sayles Comparable Performance during certain periods.

The Board determined that Loomis Sayles’ performance record with respect to similarly managed mutual funds was acceptable.

C. Sub-Advisory Fees

The Trustees considered information regarding the comparative advisory fees charged under other investment advisory contracts of Loomis Sayles with regard to other funds with substantially similar investment strategies as the Fund. The Trustees also considered that the advisory fee schedule would remain unchanged but that the sub-advisory fee would be reduced from its current levels, resulting in an increase in the retention by PLFA of its advisory fee. The Trustees considered that PLFA would retain the sub-advisory fee savings and that PLFA will monitor and report to the Board the competitiveness of the advisory fee and the reasonableness of the advisory fee retention going forward and recommend further changes to the Board as deemed appropriate. In comparing the proposed sub-advisory fees to be paid by the Fund to fees charged by Loomis Sayles for other similarly managed funds, the Trustees noted that there were differences in: (i) the size and type of account, (ii) the services provided to each, (iii) the nature and size of the overall relationship with Loomis Sayles, and/or (iv) regulatory differences that could reasonably be expected to account for differences in fee schedules.

The Trustees noted that the fee rates were the result of arms’-length negotiations between PLFA and Loomis Sayles, and that the Fund’s sub-advisory fees are paid by PLFA and are not paid directly by the Fund. The Trustees also considered that there are certain costs associated with a sub-adviser change, but that the ongoing operating expenses paid by the shareholders were not expected to materially increase as a result of this sub-adviser change.

The Board concluded that the compensation payable under the Loomis Sayles Sub-Advisory Agreement is fair and reasonable.

D. Costs, Level of Profits and Economies of Scale

The Trustees considered information regarding the anticipated costs to Loomis Sayles of sub-advising the Fund and the projected profitability of the Loomis Sayles Sub-Advisory Agreement to Loomis Sayles, to the extent practicable based on the information provided by Loomis Sayles. The Trustees noted that any assessment of projected profitability would involve assumptions regarding expense allocations and other factors. Given the arms’-length nature of the relationship between PLFA and Loomis Sayles with respect to the negotiation of sub-advisory fees, the fact that such fees are paid by PLFA, and the fact that the projected profitability of the Loomis Sayles Sub-Advisory Agreement to Loomis Sayles is an estimate because it had not yet begun to manage the Fund, the Trustees considered that projected profitability information for Loomis Sayles at this time was of limited utility. The Trustees also considered the impact of the sub-advisory change to the profitability of the PLFA advisory agreement with the Fund. In addition, the Trustees considered that in negotiating the sub-advisory fee, PLFA takes into account the current and future potential scale of the Fund.

The Trustees considered the organizational strengths of Loomis Sayles and its ability to attract and retain investment personnel over time and to sustain the staffing of investment teams that will provide services to the Fund. The Board concluded that the Fund’s fee structure reflected in the Loomis Sayles Sub-Advisory Agreement is fair and reasonable.

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (Continued)

E. Ancillary Benefits

The Trustees received information from PLFA and Loomis Sayles concerning other benefits that may be received by Loomis Sayles and its affiliates as a result of their relationship with the Fund, including commissions that may be paid to broker-dealers affiliated with Loomis Sayles and the anticipated use of soft-dollars by Loomis Sayles. The Trustees considered potential benefits to be derived by Loomis Sayles from its relationship with the Fund and that such benefits are consistent with those generally derived by sub-advisers to mutual funds or were otherwise not unusual.

F. Conclusion

Based on its review, including the consideration of each of the factors referred to above, the Board found that: (i) the Loomis Sayles Sub-Advisory Agreement is in the best interests of the Fund and its shareholders; and (ii) the compensation payable under the Loomis Sayles Sub-Advisory Agreement is fair and reasonable. No single factor was determinative of the Board’s findings, but rather the Trustees based their determination on the total mix of information available to them.

PACIFIC SELECT FUND

WHERE TO GO FOR MORE INFORMATION

(Unaudited)

Availability of Quarterly Holdings

The Trust files Part F of Form N-PORT (complete schedules of Fund holdings) with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year not later than 60 days after the close of the applicable quarter end. The Trust’s Part F of Form N- PORT (when required) is filed pursuant to applicable regulations and is available after filing on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

By August 31 of each year, the Trust files information regarding how the Trust’s managers voted proxies relating to Fund securities during the most recent twelve-month period ended June 30. Such information is available after filing on the Trust’s website and on the SEC’s website noted below.

Information Relating to Investments Held by the Trust

For complete descriptions of the various securities and other instruments held by the Trust and their risks, please see the Trust’s prospectuses and Statement of Additional Information (“SAI”). The prospectuses and SAI are available as noted below.

Availability of Proxy Voting Policies

A description of the Proxy Voting Policies and Procedures that the Trust uses to determine how to vote proxies relating to Fund securities is described in the Trust’s SAI.

How to Obtain Information

The Trust’s prospectus, SAI (including Proxy Voting Policies), Information Statements, and shareholder reports are available:

•	On the Trust’s website at http://www.pacificlife.com/pacificselectfund.htm

•	On the SEC’s website at http://www.sec.gov

•	Upon request, without charge by calling the applicable toll-free numbers below:

Pacific Life’s Annuity Contract Owners: 1-800-722-4448

Annuity Financial Advisors: 1-800-722-2333

Pacific Life Insurance Policy Owners: 1-800-347-7787

PL&A’s Annuity Contract Owners: 1-800-748-6907

PL&A’s Life Insurance Policy Owners: 1-888-595-6997

6 a.m. through 5 p.m. Pacific Time (Monday through Friday)

Householding

To help reduce expenses, environmental waste and the volume of mail you receive, only one copy of regulatory documents (such as the Trust’s prospectus, SAI, Information Statements and shareholder report) may be mailed to variable product owners who share the same household address (Householding). You may elect to participate in Householding by contacting us. If you are already Householding but no longer wish to participate, you may opt out by contacting us.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no substantive amendments or waivers to the Code of Ethics during the period covered by this report.

A copy of this code of ethics is filed as Exhibit 99 to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board has determined that Paul A. Keller, a member of the Registrant’s Audit Committee, is an “audit committee financial expert” and “independent,” as such terms are defined in this Item. This designation does not increase the designee’s duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board; nor does it reduce the responsibility of the other Audit Committee members. There may be other individuals who, through education or experience, would qualify as “audit committee financial experts” if the Board had designated them as such. Most importantly, the Board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition. Mr. Keller is a retired partner of PricewaterhouseCoopers LLP.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a) The aggregate audit fees billed to the Registrant by the principal accountant for the fiscal years ended December 31, 2023 and 2022 were $1,668,000 and $1,604,000, respectively.

Audit-Related Fees

(b) For the fiscal years ended December 31, 2023 and December 31, 2022 there were no audit-related fees.

Tax Fees

(c) The aggregate tax fees billed to the Registrant by the principal accountant for the fiscal years ended December 31, 2023 and 2022 were $167,100 and $106,560, respectively.

All Other Fees

(d) There were no other fees billed to the Registrant by the principal accountant for the fiscal years ended December 31, 2023 and 2021.

(e)(l)

The Audit Committee is required to pre-approve audit and non-audit services performed for the Registrant by the independent auditor as outlined below in order to assure that the provision of such services does not impair the auditor’s independence:

A.	Pre-Approval Requirements for Services to Registrant. Before the Auditor is engaged by the Registrant to render audit related or permissible non-audit services, either:

(i)	The Audit Committee shall pre-approve such engagement; or

(ii)

Such engagement shall be entered into pursuant to pre-approval policies and procedures established by the Audit Committee. Any such policies and procedures must (1) be detailed as to the particular service and (2) not involve any delegation of the Audit Committee’s responsibilities to the Adviser. The Audit Committee hereby delegates authority to its Chairperson, and may delegate to one or more of its other members, the authority to grant pre-approvals. In the event of a pre-approval by the Chairperson or other authorized member of the Audit Committee, the person to whom authority is delegated under this Section shall report on such pre-approval to the full Audit Committee at its next regularly scheduled meeting.

(iii)

De Minimis Exceptions to Pre-Approval Requirements. Pre-approval for a service provided to the Registrant other than audit, review or attest services is not required if: (1) the aggregate amount of all such non-audit services provided to the Registrant constitutes not more than 5 percent of the total amount of revenues paid by the Registrant to the Auditor during the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Registrant at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee.

B.

Pre-Approval of Non-Audit Services Provided to the Adviser and Others. The Audit Committee shall pre-approve any non-audit services proposed to be provided by the Auditor to (i) the Adviser and (ii) any entity in the investment company complex, if the nature of the services provided relate directly to the operations or financial reporting of the Registrant. Investment company complex means Pacific Select Fund, the Adviser and any entity controlled by or under common control with the Adviser if such entity is an investment adviser or is engaged in the business of providing administrative, custodian, underwriting or transfer agent services to the Trust or the Adviser.

(i)

De Minimis Exception: The De Minimis exceptions set forth above under Section (e)(1)A.(iii) apply to pre-approvals under this Section (e)(1)B. as well, except that the “total amount of revenues” calculation for this Section’s (e)(l)B. services is based on the total amount of revenues paid to the Auditor by the Registrant and any other entity that has its services approved under this Section (i.e., the Adviser or any control person).

C.

Pre-Approval of Program and Subscription Services Provided to the Registrants and their Affiliates. The Audit Committee is deemed to have pre-approved Program and Subscription Services (“Programs’’) provided to the Registrant and their affiliates, entities within the Registrant’s investment company complex or their affiliates, including employees of Pacific Life and Pacific Life Fund Advisors LLC (collectively, “Fund Persons”) so long as: (1) such Programs are free to Fund Persons or if there is a charge, Fund Persons pay: (a) the going rate for such Programs, or (b) the Fund Persons receive a discount of $500 or less; or (2) the Program is approved under or covered by and in compliance with the policies and/or procedures of Pacific Life’s Audit Committee with respect to the provision of educational services by the Auditor or other parties. Any Programs that do not meet the above criteria require approval by the Audit Committee, its Chairperson or other delegates as provided in Section (e)(l)A.(ii). Programs are educational programs and seminars provided by the Auditor or its affiliates and include live programs, webcasts, podcasts, websites, database subscriptions, checklists, research reports, local office seminars, Debrief webcast series, Technical library and similar or related items.

(e)(2) No services included in (b)-(d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the years ended December 31, 2023 and 2022 by the Registrant’s principal accountant for non- audit services rendered to the Registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant were $1,886,665 and $2,288,210, respectively.

(h) The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a) The Chief Executive Officer and the Treasurer of the Registrant have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of Ethics, subject to the disclosure of Item 2 hereof is attached hereto as Exhibit 99.

(a)(2)

Separate certifications for the principal executive and principal financial officer of the Registrant pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(a)(3)	Not applicable.

(a)(4)	There was no change in the Registrant’s independent public accountant for the period covered by the report.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 is attached hereto as Exhibit 99.906.CERT pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Pacific Select Fund

By:	/s/ Adrian S. Griggs
Adrian S. Griggs
Chief Executive Officer

Date:	March 5, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adrian S. Griggs
Adrian S. Griggs
Chief Executive Officer

Date:	March 5, 2024

By:	/s/ Trevor T. Smith
Trevor T. Smith
Treasurer (Principal Financial and Accounting Officer)

Date:	March 5, 2024